UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)
Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 9/30/2016

Date of reporting period: 9/30/2016

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes.”

September 30, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the period ended September 30, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a generally strong market environment in the U.S. contrasted with weakness in many of the world’s other large economies, including Europe and Japan. The economic difficulties elsewhere – punctuated, for example, by a challenging interest rate environment in Japan and uncertainty in Europe following the surprising Brexit vote that ratified the United Kingdom’s eventual exit from the European Union – had virtually no impact on major U.S. stock indexes during the fiscal year. Nevertheless, during the reporting period, market volatility emerged from time to time, serving as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be your ally

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is the risk you could “outlive” your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term, and avoid reacting to short-term changes in the markets. In our view, challenging market conditions have the potential to reward patient investors. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Overview (Unaudited)

September 30, 2016

Economic and Market Commentary

February 2016 marked an inflection point in fiscal year 2016. From the start of the fiscal year until mid-February, markets showed a decidedly bearish tendency. Over the second half of the fiscal year, markets rebounded and even advanced.

Federal Reserve Board (Fed) chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016 marked the turning point, when she confirmed a “slower for longer” plan for rate hikes going forward. This marked a dramatic shift from the Fed’s December meeting, where they raised policy rates and signaled as many as four more hikes to come. Following Yellen’s remarks, markets responded as if a weight had been lifted. In addition, the sluggish domestic economy started to return more positive reports and modest gross domestic product (GDP) estimates were revised upward, although slightly. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and markets delivered broad positive returns for the fiscal year.

During the one-year period ended September 30, 2016, the technology-focused NASDAQ Composite® Index rose 14.97%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 15.43%, the Dow Jones Industrial AverageSM (Dow) grew 15.46%, and the Russell 2000® Index of small-capitalization stocks added 15.47%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 6.52%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 16.78%.*

Bonds also rewarded investors during the fiscal period, with the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.19%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the period at 0.7%, while 10-year Treasury bonds yielded 1.6%. A “risk-on” environment developed as the fiscal year unfolded and high-yield bonds gained momentum, which helped the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, deliver a return of 12.73%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes lagged significantly in January and February. After climbing sharply in October 2015, major indexes plateaued and bounced through November and December. They fell sharply through January and into February – until the Fed announcement triggered a more sustained period of growth. Markets stuttered over concerns that Apple would not be able to sustain its growth in the smartphone market. Early concerns over China were replaced by negative interest rates in Japan and the surprising Brexit vote (in which voters approved the United Kingdom’s departure from the European Union) in June. It is worth noting that domestic market volatility and global economic turbulence proved unable to disrupt momentum in U.S. markets.

Q4 2015 – Markets recover to end 2015 flat

The fourth quarter of 2015 produced meaningful returns across most major indexes. The bulk of the quarter’s recovery occurred in October, as fears about China’s economy and plunging oil prices eased. However, the returns followed a poor third quarter 2015 and managed to bring calendar year-end 2015 results back up to where the year started. For example, the Dow returned 7.70% for the quarter and ended the year up 0.21%. The S&P 500 returned 7.04% for the quarter and ended the year up 1.38%.

November and December offered stiff headwinds to the October rally, as crude oil prices broke to new lows for the year – ending 2015 down 31%. At their mid-December meeting, the Fed finally acted to raise the target range for federal funds rate by 0.25%, in its first upward move since 2006. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) These factors led to choppy market action over the last two months of 2015. U.S. GDP for the quarter increased at a tepid 1.4% annual rate, following rates of 3.9% and 2.0%, respectively, for the second and third quarters of 2015.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

Q1 2016 – The inflection point

Headwinds continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings.

Headwinds immediately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less continue through the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Upward domestic momentum rides over negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither, however, served to derail the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate hike strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any move to raise rates for at least a year. The quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Ending the fiscal year on the upswing

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s consumer confidence index, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major candidates for president of the U.S. accepted their party’s nominations in July. As September came to a close, it became more evident that this year’s election will be hotly contested.

The fiscal year ended on an optimistic note, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response, since they tend not to react to short-term turbulence. Many retirement investors wisely subscribe to the wisdom of a well-diversified portfolio using an appropriate mix of available strategies, whether active or passive. They know that markets go down and that markets go up, which requires retirement investors to be consistent and focused.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities. The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 5.01%, underperforming the 5.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

As U.S. Treasury rates fell overall, the Fund’s defensive stance in interest rates was a drag on performance. On a sector basis, the Fund’s underweight stake, relative to the benchmark, in corporate and non-corporate bonds detracted from returns – particularly its underweight position in non-U.S. sovereigns, foreign agencies and industrial bonds, such as basic industry, energy, and communications – as these were some of the best performers in the benchmark during the period.

Outside of the credit space, the Fund’s allocation to non-agency mortgage-backed securities (MBS) added to performance, with pricing continuing to improve on better fundamentals, such as increased prepayment activity and reduced delinquencies of home loans. (Non-agency MBS are issued by private institutions that are not backed by government-sponsored entities. “Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Meanwhile, the Fund’s emphasis within asset-backed securities (ABS) on government-guaranteed student loans was a positive for the Fund, as uncertainty dissipated once rating actions by Moody’s and Fitch began to materialize and proved less negative than markets anticipated. (ABS are backed by loans, leases, or receivables against assets other than real estate and mortgage-backed securities.) Private label commercial mortgage-backed securities (CMBS) further contributed to returns, as that sector benefited from a favorable technical landscape characterized by a lack of issuance. Finally, the Fund used derivatives to manage duration and yield curve, which had no material impact on performance during the reporting period.

Subadviser outlook

With spreads tightening across bond markets and the most vulnerable sectors of the market defying fundamentals, our view is that investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. We believe that mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends.

Interest rate exposure in the Fund remains less than that of the benchmark, while the allocation among non-government fixed-income sectors is conservative. As of September 30, 2016, corporate credit remained a relative underweight for the Fund, which at that time, favored financials over industrials, with a preference for higher-quality holdings that Fund management believes could have the credit resilience to withstand late cycle volatility. In our view, securitized products continue to offer opportunities for attractive risk-adjusted returns moving forward, and the Fund’s positioning at year end favored high-quality, more senior positions.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

U.S. Government Agency Obligations and Instrumentalities	31.3%
Corporate Debt	28.3%
U.S. Treasury Obligations	17.4%
Non-U.S. Government Agency Obligations	16.2%
Municipal Obligations	1.5%

Total Long-Term Investments	94.7%
Short-Term Investments and Other Assets and Liabilities	5.3%

Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class I, Class R5, Service Class, Administrative Class, Class R4, Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 7/6/10 - 9/30/16
Class I	5.10%	3.97%	3.82%
Class R5	5.01%	3.84%	3.68%
Service Class	4.94%	3.73%	3.57%
Administrative Class	4.80%	3.64%	3.47%
Class R4	4.70%	3.51%	3.36%
Class R3	4.49%	3.25%	3.11%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	3.73%

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class A, Class A (sales load deducted), and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class A	4.62%	3.05%
Class A (sales load deducted)*	-0.35%	1.07%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated securities of the Fund.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 7.51%, outperforming the 5.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the largest contributors to performance were the Fund’s exposure to interest rate risk and yield curve positioning. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

The portfolio had more interest rate exposure (duration) than the benchmark, which contributed to the Fund’s performance, as most interest rates declined over the period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) The Fund also had an overweight position, relative to the benchmark, to long-dated securities compared to the benchmark, which also contributed to performance, as long-term interest rates declined more than their short-term counterparts.

The Fund’s investment-grade and high-yield credit allocations were meaningful contributors to performance as investor sentiment improved. The portfolio’s non-agency mortgage-backed security (MBS) allocation also contributed to performance, as that sector benefited from continued improvement in home prices and default rates remained low. (Non-agency MBS are issued by private institutions that are not backed by government-sponsored entities. “Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund’s emerging-market exposure was also a positive contributor for the Fund, as the outlook for growth in these markets improved.

The Fund had an underweight position to Agency MBS since Fund management believed that valuations were fairly rich and there was better relative value in other parts of the fixed-income market. This underweight position was a detractor from performance. Finally, the Fund’s non-U.S. dollar exposure was a slight detractor, specifically the short Japanese yen currency position, as the dollar (USD) weakened relative to the yen during this period.

The Fund used derivative instruments mainly for hedging purposes during the period, including adjusting duration and term structure exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Additionally, the Fund used currency futures, forwards, and options to adjust exposure to various foreign currencies. Currency forwards and futures are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. Interest rate swaps were also used during the period to help manage the overall interest rate sensitivity of the Fund, as well as managing against anticipated changes in interest rates. Overall, the Fund’s use of derivatives had a positive impact on performance during the period.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

With global growth and inflation risks skewed to the downside, we expect the Bank of England, European Central Bank, and Bank of Japan may provide further policy accommodation, and for the Federal Reserve to retain its “data-dependent” bias. Due to weak U.S. growth and declining future inflation expectations, we expect that the pace of interest rate normalization has the potential to be extremely gradual. While recognizing that downside risks persist, our view remains that the global recovery, though fragile, could be sustainable as policy accommodation from central banks around the world has the potential to ultimately succeed in underpinning growth. The Fund remains positioned with an overweight to spread sectors to take advantage of attractive valuations and solid fundamentals, while maintaining diversified strategies to manage volatility and to mitigate downside risks.

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

U.S. Treasury Obligations	28.1%
Corporate Debt	26.4%
U.S. Government Agency Obligations and Instrumentalities	18.3%
Non-U.S. Government Agency Obligations	15.5%
Sovereign Debt Obligations	5.4%
Bank Loans	3.4%
Municipal Obligations	0.1%
Preferred Stock	0.0%
Purchased Options	0.0%

Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	7.51%	4.53%	5.30%
Service Class	7.42%	4.46%	5.24%
Administrative Class	7.39%	4.32%	5.10%
Class A	7.12%	4.08%	4.84%
Class A (sales load deducted)*	2.03%	3.08%	4.34%
Class R3	6.95%	3.82%	4.56%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class I, Class R4, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	7.62%	5.03%
Class R4	7.20%	4.57%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 40% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 60% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 10.78%, substantially underperforming the 16.20% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the Fund’s Brandywine Global component’s relative performance was hampered by its large underweight, relative to the benchmark, to the utilities and real estate sectors. Many of these companies had become too expensive from a valuation perspective. Transportation stocks within the industrials sector are an example of lower-valuation companies that the Fund component held that underperformed throughout this period. Airlines in particular were impacted at the beginning of the vacation travel season by a spate of missed flights and disgruntled passengers from excessive delays during the screening process. The market feared greater expenses and the impact they could have on potential earnings, despite very low valuations. Conversely, the Fund component holding’s focus during the year has been on areas of potential consolidation and on companies with earnings growth, regardless of how expensive they are from a valuation perspective. Two Fund component holdings, Yahoo and Symantec (both technology companies), are examples of our focus within the technology sector, which was one of the best-performing sectors for the year.

Within the Loomis Sayles component of the Fund, stock selection within the health care, financials, and energy sectors, in tandem with an overweight position in consumer discretionary, strained performance. On the other hand, stock selection within industrials contributed the most to Loomis Sayles’s overall performance. With respect to specific Fund component holdings, Marathon Oil, an exploration and production company, was a primary detractor due to falling oil prices in January. Fund management decided to exit this holding, and subsequently reallocated the proceeds into Hess, an American integrated oil company on the belief that Hess offered similar upside potential with less risk. Shares of Knowles, a manufacturer of cellular microphones, also declined as concerns about a potential slowdown in the global smartphone market grew. Loomis Sayles exited the stock in February. Pharmaceutical company Teva also weighed on Loomis Sayles’s performance, partly due to concerns about Teva’s acquisition of Allergan’s generic business. Fund component holdings that contributed to full-year performance included software manufacturers Microsoft and Symantec. Similarly, pharmaceutical company Merck & Co. was another Fund component holding that contributed to performance for the year, largely due to its launch of lung cancer immunotherapy drug Keytruda.

Subadviser outlook

Brandywine Global believes that low global growth and deflationary pressures remain as longer-term risks for the global economy and the current business cycle in the U.S. In the near term, we believe there could be a continuation of relatively slow economic growth and low inflation. With our bottom-up quantitative and fundamental hybrid process, the current portfolio has a balance between pro-cyclical and defensive characteristics. Our Fund component’s sector weights remain more pro-cyclical and positively exposed to higher interest rates, with overweights in the industrials, technology, and consumer discretionary sectors – as well as a large underweight in utilities and real estate. However, our Fund component is also balanced by higher exposure to

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

defensive factors, such as a higher allocation to stocks with positive earnings. Additionally, we believe that the elevated valuations of stocks with lower volatility and higher yields that have outperformed could be vulnerable to a reversion – particularly if interest rates rise.

In Loomis Sayles’s view, with respect to U.S. equities, bull markets do not die of old age; rather, they falter when intervening macroeconomic events, like rising inflation, cause central banks to tighten monetary policy for an extended period. Currently, we believe the Federal Reserve may raise interest rates by 0.25% by year end, although our belief is that all signs point to a slow, deliberate tightening cycle. If equity earnings move back to a growth mode later this year and into 2017, we expect equity returns could remain balanced across the market capitalization spectrum and between growth and value styles. We continue to take a security-specific approach to investing. As always, we view opportunities as defined by our reward to risk profiles, regardless of market direction.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/16

Apple, Inc.	3.8%
JP Morgan Chase & Co.	3.2%
Exxon Mobil Corp.	2.6%
Johnson & Johnson	2.4%
Pfizer, Inc.	2.4%
Verizon Communications, Inc.	2.1%
Merck & Co., Inc.	2.1%
Chevron Corp.	2.1%
Bank of America Corp.	2.0%
Cisco Systems, Inc.	1.9%

24.6%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	24.5%
Consumer, Non-cyclical	17.7%
Industrial	11.6%
Technology	10.8%
Communications	9.8%
Energy	8.6%
Consumer, Cyclical	8.3%
Utilities	3.3%
Basic Materials	2.7%
Mutual Funds	0.9%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	10.78%	15.31%	4.45%
Service Class	10.75%	15.22%	4.35%
Administrative Class	10.57%	15.10%	4.24%
Class A	10.33%	14.78%	3.94%
Class A (sales load deducted)*	3.99%	13.42%	3.33%
Class R3	10.17%	14.54%	3.66%
Russell 1000 Value Index	16.20%	16.15%	5.85%

Hypothetical Investments in MassMutual Select Diversified Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	10.89%	4.45%
Class R4	10.38%	4.00%
Russell 1000 Value Index	16.20%	6.29%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 13.12%, trailing the 16.20% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection within the consumer discretionary, health care, and information technology sectors detracted the most from the Fund’s performance, relative to the benchmark, for the year ended September 30, 2016. Weighing on relative results during the period was the Fund’s overweight allocation, relative to the benchmark, to the lagging consumer discretionary sector. This was partially offset by stronger stock selection within the energy and consumer staples sectors.

Top detractors from benchmark-relative returns included two Fund holdings in the consumer discretionary sector – Norwegian Cruise Line and Signet Jewelers. Despite reporting solid first quarter results and reiterating its full-year business guidance, Norwegian faced headwinds due to investor concerns over future demand in Europe and China. Signet was hit by investor fears related to the quality of their credit business and increased scrutiny around customer service-related issues. Fund management maintained its confidence in both of these issues and continued to hold them in the Fund’s portfolio.

Two Fund holdings that were top contributors to benchmark-relative results included ingredient provider Ingredion in the consumer staples sector, and Pioneer Natural Resources – a petroleum, natural gas, and natural gas liquids exploration and production company in the energy sector. Ingredion’s advance was spurred by its report of better-than-expected earnings (driven by margin growth). On the other hand, Pioneer Natural Resources outperformed after continuing to exceed production expectations due to an increase in well productivity and enhanced operational efficiencies. During the period, the Fund closed its position in Ingredion, but retained its stake in Pioneer Natural Resources.

Subadviser outlook

We continue to seek balance in the Fund in an effort to allow for upside potential. With uncertainties surrounding the U.S. election, the timing and actions of global monetary authorities, and future commodities pricing, we believe the best course of action is to be disciplined in our investment process. We also plan to continue to look for opportunities in high-quality companies that we believe have strong growth prospects and that are trading at discounted valuations.

Heading into October 2016, the Fund held the most overweight allocations to the consumer discretionary and industrials sectors – and its greatest underweights were in the real estate and utilities sectors.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/16

JP Morgan Chase & Co.	3.8%
Wells Fargo & Co.	3.2%
Cisco Systems, Inc.	3.1%
Merck & Co., Inc.	2.8%
Chevron Corp.	2.3%
Intel Corp.	2.3%
Citigroup, Inc.	2.1%
The PNC Financial Services Group, Inc.	2.1%
Medtronic PLC	1.8%
General Electric Co.	1.8%

25.3%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	24.0%
Consumer, Non-cyclical	18.0%
Energy	12.0%
Industrial	11.1%
Communications	10.8%
Technology	8.4%
Consumer, Cyclical	7.3%
Utilities	3.4%
Basic Materials	2.5%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	13.12%	14.99%	6.44%
Service Class	13.06%	14.92%	6.40%
Administrative Class	12.93%	14.78%	6.25%
Class A	12.58%	14.50%	5.98%
Class A (sales load deducted)*	6.11%	13.15%	5.35%
Class R3	12.41%	14.24%	5.70%
Russell 1000 Value Index	16.20%	16.15%	5.85%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 11/15/10 - 9/30/16
Class I	13.21%	15.18%	11.20%
Russell 1000 Value Index	16.20%	16.15%	12.37%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R4 and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	12.78%	4.95%
Russell 1000 Value Index	16.20%	6.29%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index. The Fund’s subadvisers are Huber Capital Management, LLC (Huber Capital Management), which was responsible for approximately 46% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which managed approximately 54% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 10.91%, significantly underperforming the 16.20% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Barrow Hanley Fund component, holdings within the consumer discretionary and energy sectors detracted the most from performance for the year ended September 30, 2016. Specifically, Gap, Inc., a large clothing retailer, reported soft same-store sales at its flagship Gap stores, as well as its Old Navy and Banana Republic outlets. Barrow Hanley’s underweight allocation, relative to the benchmark, to the strong-performing energy sector, also hampered full-year returns, as did its position in ConocoPhillips, a global energy company. Fund component holdings in the telecommunications, consumer staples, utilities, and health care sectors were all additive to full-year returns. Specifically, Fund component holding Medtronic, one of the largest medical device makers, merged with Covidien this year, which boosted the former’s share price. Additionally, Merck, a large pharmaceutical company, performed well, as its offerings of high-margin drugs, as well as a pipeline of promising new drugs, helped to boost the Fund component’s bottom line. Two other Fund component holdings that contributed to Barrow Hanley’s progress during the year included Verizon Communications, one of the largest telecommunications companies in the U.S., and Altria Group, a large tobacco company.

For the Huber Capital Management component of the Fund, within the energy sector, Fund component holdings Ensco (a provider of offshore drilling services) and Euronav (a transporter of crude oil) declined on a fall in commodity prices. In the producer durables sector, Fund component holding KBR, an engineering and construction company with exposure to the energy industry, also hampered performance. Within health care, shares of pharmaceutical manufacturer Eli Lilly declined, as this Fund component holding struggled due to the rhetoric on drug pricing that gained headlines during the U.S. presidential election season. Conversely, within consumer staples, Fund component holdings Tyson Foods (a producer of processed foods) and tobacco products manufacturer Philip Morris International benefited from solid operating performance.

Subadviser outlook

Barrow Hanley believes that investors have flocked to passive funds at the expense of active funds in an attempt to avoid risk. Our view is that the current cycle of passive outperformance began with the bull market that started about seven years ago – and that, since that time, lower interest rates and excess liquidity have propelled equity markets in a highly correlated manner, without much regard for fundamentals. After one of the longest and highest-returning bull markets in history, the overall market is no longer inexpensive, and many companies and sectors are richly valued. As such, we believe that the long run of outperformance of passive strategies has left many companies within the benchmark overvalued and susceptible to dividend cuts, price declines, or both.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

In Huber Capital Management’s view, despite the apparent improvement in the market’s tone in the third quarter of 2016, uncertainty with respect to the economy and equity markets remains, particularly with respect to the pending U.S. presidential election and the unwinding of fiscal and monetary stimulus across the globe. As an independent firm, we have remained disciplined with respect to our philosophy and process, attempting to take advantage of many market dislocations by adding to what we view as high-conviction names.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/16

KBR, Inc.	3.8%
Pfizer, Inc.	3.8%
Bank of America Corp.	3.7%
Merck & Co., Inc.	3.6%
Philip Morris International, Inc.	3.4%
JP Morgan Chase & Co.	3.3%
Wal-Mart Stores, Inc.	2.5%
BP PLC Sponsored ADR (United Kingdom)	2.4%
Citigroup, Inc.	2.4%
CNO Financial Group, Inc.	2.3%

31.2%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	22.7%
Consumer, Non-cyclical	21.7%
Industrial	15.1%
Technology	10.2%
Energy	8.7%
Consumer, Cyclical	7.9%
Communications	5.4%
Utilities	3.9%
Mutual Funds	2.9%
Basic Materials	1.8%

Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	10.91%	11.73%	4.21%
Service Class	10.78%	11.63%	4.10%
Administrative Class	10.61%	11.47%	3.96%
Class A	10.45%	11.21%	3.71%
Class A (sales load deducted)*	4.10%	9.91%	3.10%
Class R3	10.26%	10.97%	3.45%
Russell 1000 Value Index	16.20%	16.15%	5.85%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	10.94%	2.07%
Class R4	10.48%	1.64%
Russell 1000 Value Index	16.20%	6.29%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 15.20%, modestly trailing the 15.43% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The top-performing sectors in the Index for the year ended September 30, 2016 were telecommunication services and information technology. Conversely, the worst-performing sectors were financials and consumer discretionary.

Oil prices have recovered modestly since energy markets bottomed out at the beginning of 2016. U.S. equities overcame periods of significant volatility, largely related to Brexit, the United Kingdom’s referendum on leaving the European Union, which occurred at the end of June.

Slow growth continued to be a concern for U.S. and international markets, and this helped to drive a continuation of accommodative monetary policy across global central banks and further drops in global bond yields. The Federal Reserve (the “Fed”) left interest rates unchanged, while investors remained skeptical that the Fed would get the economic data it needs to justify monetary policy tightening.

On the employment front, while jobless claims were near multi-year lows, inflation remained stubbornly low. Consumers have driven the slow economic growth this year, with retail sales showing recent signs of softness. Similarly, manufacturing and service industries have recently shown a notable downturn. Long-term interest rates remain low, with the 10-year U.S. Treasury yield, which began the year above 2%, ending the third quarter of 2016 at 1.6%. Investment-grade and high-yield bond spreads tightened as investors returned their focus to finding yield in a low-rate environment. (“Spreads” represent the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.)

Subadviser outlook

Although it is impossible to predict the direction that the equity markets will take as we move into 2017 – after its positive performance, overall, in the past year – numerous forces will influence the direction that the market takes moving forward. These include the outcome of the U.S. presidential election, Fed policy, unemployment, and developments on the world stage – such as the state of the economy in China and any fallout from the Brexit vote. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the S&P 500 Index.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/16

Apple, Inc.	3.2%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.9%
Amazon.com, Inc.	1.7%
Johnson & Johnson	1.7%
Facebook, Inc. Class A	1.6%
Berkshire Hathaway, Inc. Class B	1.4%
General Electric Co.	1.4%
AT&T, Inc.	1.3%
JP Morgan Chase & Co.	1.3%

17.9%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	24.0%
Financial	15.7%
Communications	13.9%
Technology	12.9%
Industrial	9.8%
Consumer, Cyclical	9.2%
Energy	7.2%
Utilities	3.2%
Basic Materials	2.6%
Diversified	0.0%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P 500 Index Fund Class R5, Service Class, Administrative Class, Class R4, Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	15.20%	16.14%	7.02%
Service Class	15.03%	15.91%	6.80%
Administrative Class	14.96%	15.86%	6.76%
Class R4	14.72%	15.63%	6.56%
Class R3	14.49%	15.34%	6.26%
S&P 500 Index	15.43%	16.37%	7.24%

Hypothetical Investments in MM S&P 500 Index Fund Class I and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 12/7/11 - 9/30/16
Class I	15.30%	14.27%
S&P 500 Index	15.43%	14.38%

Hypothetical Investments in MM S&P 500 Index Fund Class A, Class A (sales load deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16

Class A	14.63%	7.54%
Class A (sales load deducted)*	8.04%	5.02%
S&P 500 Index	15.43%	8.30%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 13.44%, behind the 14.93% return of the Russell 1000® Index (the

“benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016,

please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the energy sector supplied the largest negative absolute return for the Fund.

Although one of the sector’s two Fund holdings gained value (Halliburton, one of the world’s largest oil field services companies), the double-digit decline of the Fund’s other energy holding – Anadarko, an American petroleum and natural gas exploration and production company that came under pressure due to low oil prices –

hampered the Fund’s performance. The Fund sold both holdings during the reporting period. In the materials sector,

Fund holding Glencore, an Anglo-Swiss multinational commodity trading and mining company, suffered a double-digit loss. The Fund consequently sold its stake in Glencore early in the second quarter of 2016. Wells Fargo (a provider of banking, mortgage, investing, credit card, insurance, and consumer and commercial financial services)

and CBRE Group (an American commercial real estate company) were also significant detractors from the Fund’s overall full-year return.

Turning to those factors that contributed to the Fund’s performance, five of the Fund’s eight invested sectors delivered positive absolute returns for the period. The technology sector, which delivered the best results relative to the benchmark for the period, gained the most value. The top Fund holdings within that sector included semiconductor equipment manufacturer Applied Materials, software maker Microsoft, and Internet software and services provider Alphabet, the parent company of Google. In the third calendar quarter of 2016, the Fund sold its position in Applied Materials, whose share price had approached Fund management’s estimate of underlying value.

Also contributing to the Fund’s full-year results were Fund holdings in the industrials sector. There, Caterpillar (an

American corporation that designs, develops, manufactures, and sells machinery, engines, financial products and insurance) and Cummins (a manufacturer and distributor of engines, filtration, and power generation products)

advanced strongly for the year.

Subadviser outlook

The equity markets have been unsteady over the course of the reporting period, as many macroeconomic issues have concerned investors. We believe that market movements often provide us with valuable investment opportunities. In our view, there are high concentrations of undervalued securities in certain sectors, including financials, consumer discretionary, industrials, and technology.

While all potential purchases must meet our stringent investment criteria, we have been finding that many of the companies within these sectors have been trading at prices that are significantly discounted compared with our intrinsic value estimates. But our investment guidelines hold that it is not enough for a prospective investment to be a good value. Rather, we require that all new candidates must, in our view, also be growing intrinsic value and all management teams must allocate the excess free cash flows generated by their businesses wisely.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 9/30/16

American International Group, Inc.	7.5%
General Motors Co.	6.9%
Cummins, Inc.	6.8%
Caterpillar, Inc.	5.9%
Wells Fargo & Co.	5.8%
JP Morgan Chase & Co.	5.7%
Charter Communications, Inc. Class A	5.3%
Alphabet, Inc. Class C	5.0%
BlackRock, Inc.	4.9%
The Goldman Sachs Group, Inc.	4.7%

58.5%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	36.4%
Communications	20.1%
Consumer, Cyclical	14.3%
Industrial	12.7%
Consumer, Non-cyclical	11.2%

Total Long-Term Investments	94.7%
Short-Term Investments and Other Assets and Liabilities	5.3%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	13.44%	16.33%	8.86%
Service Class	13.37%	16.22%	8.75%
Administrative Class	13.19%	16.07%	8.60%
Class A	12.93%	15.78%	8.33%
Class A (sales load deducted)*	6.43%	14.41%	7.69%
Class R3	12.76%	15.52%	8.05%
Russell 1000 Index	14.93%	16.41%	7.40%

Hypothetical Investments in MassMutual Select Focused Value Fund Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 11/15/10 - 9/30/16
Class I	13.56%	16.45%	11.79%
Russell 1000 Index	14.93%	16.41%	12.94%

Hypothetical Investments in MassMutual Select Focused Value Fund Class R4 and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	13.11%	3.79%
Russell 1000 Index	14.93%	7.86%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 11.88%, lagging the 13.76% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, stock selection within the financials and consumer staples sectors weighed on the Fund’s performance, relative to the benchmark. Conversely, stock selection within the industrials and consumer discretionary sectors proved stronger. An overweight allocation, relative to the benchmark, to the information technology sector also helped Fund results.

With respect to individual Fund holdings, top detractors from relative performance included consumer discretionary stocks Advance Auto Parts and Chipotle Mexican Grill. Despite an attractive industry structure with only three major players, Advance Auto Parts failed to deliver expected results, which prompted the Fund to exit the position during the period. Restaurant operator Chipotle experienced a 30% decline in sales in December 2015 alone, resulting from multiple E. coli, salmonella, and norovirus outbreaks across the U.S. Fund managers chose to exit the position during the period.

Top contributors to benchmark-relative returns during the year included Fund holdings Linear Technology Corporation – which designs, manufactures and markets a broad line of high-performance analog integrated circuits – and social network giant Facebook (both in the information technology sector). Linear Technology is a semiconductor company that could, in Fund management’s view, benefit from the evolution to the Internet of Things in multiple areas – including autonomous driving and the future of the automobile, remote access devices, and the performance of industrial appliances and motors. Linear’s share price rose when semiconductor company Analog Devices offered to acquire the company in a cash and stock deal at a 24% premium. During the third quarter of 2016, shares of Facebook advanced, following the release of stronger-than-expected earnings results, supported by higher advertising revenue growth and improved margins.

The Fund’s avoidance of two underperforming U.S.-based stocks in the consumer discretionary sector – Walt Disney, a mass media and entertainment conglomerate, and Nike, a designer and manufacturer of footwear, apparel, equipment, accessories and services – also benefited the Fund during the reporting period.

Subadviser outlook

There has been an explosion of new technologies due to machine learning and artificial intelligence, and our view is that the scale and scope required to take advantage of these technologies is limited to a handful of companies. These companies are central to productivity and have the potential, we believe, to be in high demand by large corporations. We have identified these firms as Alphabet, the parent company of Google; Alibaba, an online marketplace company; Baidu, a Chinese web services company; Facebook; software manufacturer Microsoft; Oracle, an American computer technology corporation; and cloud software firm Salesforce.com – all of which are Fund holdings. Through innovation such as sensors that will make autonomous driving cars possible (Alphabet, Baidu) or software that allows calendars to communicate with each other (Salesforce), the software-based productivity tools of the future should, in our view, require immense computing power, storage, and algorithms.

From a geographic perspective, we believe there is an inflection of improvement in emerging markets, particularly in China, India and ultimately, Latin America – which could be poised to experience continued solid growth trends.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/16

Alphabet, Inc. Class C	4.9%
Apple, Inc.	4.3%
Facebook, Inc. Class A	3.5%
Amazon.com, Inc.	3.0%
Microsoft Corp.	2.8%
PepsiCo, Inc.	2.3%
Oracle Corp.	2.2%
The Home Depot, Inc.	2.2%
Amgen, Inc.	2.2%
Visa, Inc. Class A	2.2%

29.6%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	29.7%
Communications	24.7%
Technology	20.3%
Consumer, Cyclical	9.6%
Industrial	6.7%
Financial	4.3%
Energy	2.4%
Mutual Funds	2.3%
Basic Materials	1.5%
Utilities	0.4%

Total Long-Term Investments	101.9%
Short-Term Investments and Other Assets and Liabilities	(1.9)%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	11.88%	14.37%	9.82%
Service Class	11.69%	14.22%	9.71%
Administrative Class	11.54%	14.08%	9.56%
Class A	11.30%	13.83%	9.29%
Class A (sales load deducted)*	4.90%	12.49%	8.64%
Class R3	11.15%	13.52%	8.96%
Russell 1000 Growth Index	13.76%	16.60%	8.85%

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class I, Class R4, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	12.02%	8.17%
Class R4	11.33%	7.65%
Russell 1000 Growth Index	13.76%	9.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 68% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 32% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 14.38%, outpacing the 13.76% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Conversely, the Fund underperformed the 15.43% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the T. Rowe Price Fund component, stock selection in information technology and consumer discretionary were the biggest contributors to performance, relative to the benchmark. Limited exposure to consumer electronics giant Apple contributed to relative returns, as the share price of that Fund component holding declined in response to tempering investor expectations for future growth. In consumer discretionary, a strong position in standout performer Amazon, the U.S.-based global e-commerce retailer, was the biggest contributor to relative performance. Online travel provider Priceline was another Fund component holding that contributed to relative performance. Conversely, stock selection in health care was the biggest detractor from relative performance. During the period, T. Rowe Price reduced the Fund component’s exposure to Alexion Pharmaceuticals, which came under pressure due to weak volume growth in Latin America, foreign exchange headwinds in Europe, and softening drug pricing trends. Stock selection in the industrials and business services sector also detracted from relative performance, as Fund component holding American Airlines experienced significant headwinds due to a strong U.S. dollar, the removal of fuel surcharges on international flights, and soft demand in some emerging markets.

In the Loomis Sayles component, Amazon was one of the top two performing Fund component holdings, due to strong growth in revenue and gross merchandise volume (GMV). China-based e-commerce company Alibaba was Loomis Sayles’ second top performer, as this Fund component holding reported fundamentally strong results, with revenue growth consistently above expectations and GMV continuing to increase at a higher rate than the growth in China’s retail commerce. Fund component holding Novo Nordisk, a diabetes-focused pharmaceutical company, came under pressure due, in part, to lower-than-expected management guidance. Also detracting from performance was Fund component holding Novartis, a Swiss global health care company that experienced weakness due to lower demand for surgical equipment as well as increasing competition from cheaper generics on a number of allergy products with expiring patents in the U.S.

Subadviser outlook

Looking to the coming year, T. Rowe Price expects that finding high-quality growth stocks will remain challenging, based on the current economic environment. Consequently, we intend to maintain our focus on generating long-term outperformance. Within the U.S., industrials are experiencing a profits recession and commodity-related businesses continue to struggle, but the consumer-driven segments of the market appear, in our view, to be healthy. Against this backdrop, we favor companies that have more control of their destiny: “self-help” companies that are uniquely positioned to benefit from powerful secular trends and that are innovatively disrupting less-efficient business models and creating new ones.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

The Loomis Sayles investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of our process leads to lower turnover, and sector positioning is the result of stock selection. We continue to take a security-specific approach to investing. As always, we view opportunities as defined by our reward-to-risk profiles, regardless of market direction. In the current market, the Loomis Sayles Fund component favors overweight positions in the information technology, consumer staples, and financials sectors, on the belief that stocks in those sectors may outperform in the coming fiscal year. In addition, as of September 30, 2016, the Fund had underweight stakes in the consumer discretionary, industrials, and health care sectors. Finally, the Fund component managers are avoiding holdings in the telecommunication services and utilities sectors.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/16

Amazon.com, Inc.	8.6%
Facebook, Inc. Class A	5.5%
Alphabet, Inc. Class C	3.9%
Visa, Inc. Class A	3.6%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	3.2%
The Priceline Group, Inc.	2.8%
Microsoft Corp.	2.7%
Alphabet, Inc. Class A	2.7%
MasterCard, Inc. Class A	1.8%
Danaher Corp.	1.7%

36.5%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/16

Communications	31.7%
Consumer, Non-cyclical	27.3%
Technology	12.5%
Consumer, Cyclical	10.0%
Financial	8.4%
Industrial	8.1%
Energy	0.8%
Basic Materials	0.4%
Utilities	0.1%
Mutual Funds	0.0%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	14.38%	18.35%	9.42%
Service Class	14.37%	18.27%	9.33%
Administrative Class	14.23%	18.09%	9.17%
Class A	13.93%	17.83%	8.93%
Class A (sales load deducted)*	7.38%	16.44%	8.28%
Class R3	13.77%	17.56%	8.63%
Russell 1000 Growth Index#	13.76%	16.60%	8.85%
S&P 500 Index	15.43%	16.37%	7.24%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class I, Class R4, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	14.57%	10.29%
Class R4	14.08%	9.81%
Russell 1000 Growth Index#	13.76%	9.41%
S&P 500 Index	15.43%	8.30%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 51% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 49% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 9.47%, underperforming the 13.76% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Jackson Square portion of the Fund, the Fund component holding that was the largest stock detractor from performance was Valeant Pharmaceuticals, whose primary weakness centered mainly on questions over its ability to file its 10K in a timely manner (to avoid a technical default on its debt obligations). While the company did avoid technical default, this Fund component eliminated the position, due to the negative change in the company’s long-term fundamentals. Conversely, the Fund component holding that was the top contributor to performance was Equinix, Inc., a provider of carrier-neutral data centers and Internet exchanges designed to enable interconnection. The company – which announced expansion plans that include additional data centers, the divestiture of certain data centers to Digital Realty, and a strategic partnership with Datang Telecom Group in China – benefited from increased globalization, combined with demands for a secure and accessible network to meet the needs of their clients’ geographically dispersed workforces.

In the Sands Capital component of the Fund, the Fund component holdings that were the greatest detractors from the Fund’s returns, relative to the benchmark, were Chipotle Mexican Grill, a leading fast-casual restaurant chain; Lending Club, the world’s largest online marketplace-lending platform; Alexion Pharmaceuticals, a leader in the development of biological treatments for rare diseases; Regeneron Pharmaceuticals, a biotechnology firm focused on the treatment of various debilitating medical conditions; and LinkedIn, a leading professional social network. Conversely, the Fund component holdings that contributed the most to the Fund’s relative returns included Alibaba, the world’s largest e-commerce company; Facebook, the leading social networking platform; Visa, operator of the world’s largest payment network; Baidu, the number-one Internet search engine in China; and Edwards Lifesciences, a medical device company.

Subadviser outlook

Jackson Square’s view is that, despite the fact that some fundamentals in various regions may be trending in a positive direction (from a very low base during the global financial crisis of 2008-2009), the lingering effects of the credit crisis could lead to moderate growth, at best, for the intermediate term. Consequently, our belief is that the quality of a company’s business model, competitive position, and management may prove to be extremely important in investment decisions moving forward.

Sands Capital believes that its Fund component holdings are positioned to potentially deliver strong business results and earnings growth over a five- to 10-year investment horizon. Our focus on the sustainability of a business’s future earnings growth typically leads to investment in companies we believe are benefiting from secular trends that could provide growth tailwinds throughout economic cycles. We have high conviction in the long-term growth estimates for our Fund component holdings and believe they have the potential to provide this Fund component with strong relative and absolute returns over the next several years.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/16

Visa, Inc. Class A	7.4%
Facebook, Inc. Class A	6.5%
Alphabet, Inc. Class A	4.3%
Amazon.com, Inc.	3.2%
Biogen, Inc.	3.2%
Salesforce.com, Inc.	3.2%
The Priceline Group, Inc.	3.0%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	2.7%
PayPal Holdings, Inc.	2.7%
QUALCOMM, Inc.	2.5%

38.7%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/16

Communications	37.2%
Consumer, Non-cyclical	28.7%
Technology	16.6%
Financial	7.8%
Consumer, Cyclical	5.1%
Mutual Funds	3.1%
Basic Materials	1.2%
Energy	1.0%
Industrial	0.8%

Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	9.47%	15.83%	9.38%
Service Class	9.26%	15.70%	9.24%
Administrative Class	9.21%	15.59%	9.11%
Class A	8.93%	15.30%	8.83%
Class A (sales load deducted)*	2.66%	13.94%	8.19%
Class R3	8.77%	15.02%	8.54%
Russell 1000 Growth Index	13.76%	16.60%	8.85%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 12/7/11 - 9/30/16
Class I	9.61%	14.20%
Russell 1000 Growth Index	13.76%	14.61%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R4 and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	9.02%	5.08%
Russell 1000 Growth Index	13.76%	9.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers are Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 48% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which managed approximately 52% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 17.03%, modestly trailing the 17.26% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the American Century component of the Fund, an underweight allocation, relative to the benchmark, to the strong-performing real estate sector detracted from benchmark-relative returns for the year ended September 30, 2016. In addition, Fund component holding REIT Corrections Corp. of America, a provider of private prisons, faltered as the Department of Justice signaled its desire to end the use of private prisons. An underweight allocation to the materials sector, the second-best performing sector in the benchmark, also hampered this Fund component’s relative performance. Another detractor was Fund component holding LifePoint Health, a hospital company with facilities in rural and non-urban communities, which missed revenue expectations due to weak volumes and sizable one-time expenses reported during the period. Even so, stock selection in the health care sector was a top contributor to relative performance. Specifically, positioning in the health care equipment and supplies industry boosted relative returns, where Baxter International Inc., an American health care company that is not a benchmark constituent, was a leading Fund component holding from a performance perspective. Stock selection in, and an overweight to, the industrials sector also contributed to performance, as industrial manufacturer Johnson Controls was a standout Fund component holding. American Century buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. These had no impact on the Fund component’s performance during the year.

Stock selection in the Systematic component of the Fund detracted from relative performance, while sector allocation added value to its full-year returns. Positive stock selection within the consumer discretionary and energy sectors was more than offset by less-than-favorable stock selection within the industrials and information technology sectors. Sector allocation benefited from Systematic’s overweight to the information technology and materials sectors, although this was partially offset by its overweight to the health care and consumer discretionary sectors, which detracted from performance.

Subadviser outlook

As of September 30, 2016, the American Century Fund component’s largest sector overweights were in the financials and energy sectors. The Fund component also held overweight stakes in banks and the capital markets industry. Our belief is that many of our financial Fund component holdings could benefit when the Federal Reserve resumes its gradual interest rate hikes. Our smaller overweight in the energy sector reflects our confidence in well-managed, higher-quality companies, including integrated oil companies with strong balance sheets, and leading companies in the oil service and oil drilling markets. Our Fund component is also overweight in consumer staples, industrials, and health care. Underweight stakes in the materials and utilities sectors, with the largest sector underweight being in real estate, reflect our belief that real estate investment trusts (REITs) and utilities are generally overvalued.

Systematic is optimistic that the improved sentiment on Wall Street has the potential to provide lasting benefit to its Fund component’s relative performance. We are upbeat on the economy, the prospects for corporate earnings growth, and the normalization of investors’ risk aversion over time. The stocks of companies in the high yield/low volatility category remain extremely expensive – suggesting, in our view, that a long runway could exist for the robust recent effectiveness of our investment discipline.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/16

PG&E Corp.	1.6%
Northern Trust Corp.	1.6%
Johnson Controls International PLC	1.5%
PVH Corp.	1.4%
Applied Materials, Inc.	1.4%
Invesco Ltd.	1.3%
iShares Russell Mid-Cap Value ETF	1.3%
E*TRADE Financial Corp.	1.2%
Pinnacle Foods, Inc.	1.2%
Exelon Corp.	1.2%

13.7%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	27.3%
Industrial	15.8%
Energy	12.0%
Consumer, Non-cyclical	11.2%
Consumer, Cyclical	10.0%
Utilities	8.5%
Technology	6.6%
Basic Materials	3.0%
Communications	2.2%
Mutual Funds	1.3%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	17.03%	14.77%	6.32%
Service Class	16.87%	14.65%	6.22%
Administrative Class	16.74%	14.52%	6.05%
Class A	16.46%	14.24%	5.81%
Class A (sales load deducted)*	9.76%	12.90%	5.18%
Class R3	16.25%	13.98%	5.54%
Russell Midcap Value Index	17.26%	17.38%	7.89%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class I and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 12/7/11 - 9/30/16
Class I	17.08%	12.44%
Russell Midcap Value Index	17.26%	15.16%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R4 and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	16.62%	3.80%
Russell Midcap Value Index	17.26%	6.87%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 56% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 44% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 15.15%, trailing the 18.81% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the Wellington Management Fund component underperformed, primarily due to weak security selection in the industrials and consumer discretionary sectors. This was partially offset by strong security selection within the health care and financials sectors, and an overweight allocation, relative to the benchmark, to the strong-performing industrials sector. Top relative detractors from performance for the period included Ascena Retail Group, an American retailer of women’s clothing in the consumer discretionary sector, and Scorpio Tankers, which operates a fleet of tankers distributing petroleum products from refineries to end users, in the energy sector. Conversely, among the top relative contributors to full-year performance were RSP Permian, an oil and gas producer in the energy sector, and MedAssets, an American health care performance improvement company in the health care sector. During the period, MedAssets was acquired by a private equity firm at a significant premium to the company’s prior valuation and Fund management eliminated the Fund component’s position in MedAssets on strength, as the share price had exceeded its target.

In the Barrow Hanley Fund component, even though the greatest detractor from performance was the consumer discretionary sector, the Fund component increased its long-standing position in American Axle and Manufacturing Holdings, a large supplier to the global automobile industry. Likewise, the Fund component initiated a position in Restoration Hardware Holdings, one of the largest furniture retailers, which was in the process of instituting a controversial new business model. We recognize that, as we add to holdings in unpopular areas of the market, we temporarily penalize performance – a tradeoff that has served us well over many years. Turning to the positive, early in the year, Barrow Hanley made significant commitments to energy stocks at a time when they were desperately out of favor and deeply undervalued. Those commitments ultimately resulted in above-market returns, which benefited the Fund component’s performance.

Subadviser outlook

Wellington Management’s investment approach emphasizes individual stock selection; sector weights are a residual of the process. However, we do regularly consider diversification across economic sectors, and continually monitor portfolio risk. Based on our three- to five-year time horizon, we continue to find attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies. As of September 30, 2016, our Fund component held the greatest overweights to the industrials, health care, and consumer staples sectors – and the largest underweight stakes in the real estate, financials, and consumer discretionary sectors.

Barrow Hanley does not attempt to predict absolute returns. Instead, we attempt to provide for the highest level of relative returns possible, regardless of market conditions. Consistent with this objective, our belief is that the market’s extreme focus on current dividend yield and low volatility has created a kind of “value vacuum” among economically sensitive stocks, especially those of small, less-researched companies. Our view is that sooner or later, markets typically normalize and when this occurs, those with the discipline to remain apart from the crowd and, particularly, seek out unpopular opportunities have the potential to benefit disproportionately.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/16

Vishay Intertechnology, Inc.	1.7%
Primoris Services Corp.	1.7%
II-VI, Inc.	1.6%
Simpson Manufacturing Co., Inc.	1.6%
Barnes Group, Inc.	1.5%
Texas Capital Bancshares, Inc.	1.5%
Trex Co., Inc.	1.5%
Plexus Corp.	1.5%
Belden, Inc.	1.4%
Terex Corp.	1.4%

15.4%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/16

Industrial	30.4%
Financial	17.1%
Consumer, Cyclical	12.6%
Consumer, Non-cyclical	12.4%
Technology	8.1%
Basic Materials	4.8%
Energy	4.7%
Utilities	2.9%
Diversified	1.7%

Total Long-Term Investments	94.7%
Short-Term Investments and Other Assets and Liabilities	5.3%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	15.15%	18.03%	6.40%
Service Class	14.97%	17.92%	6.29%
Administrative Class	14.89%	17.75%	6.13%
Class A	14.59%	17.48%	5.89%
Class A (sales load deducted)*	8.00%	16.10%	5.26%
Russell 2000 Value Index	18.81%	15.45%	5.78%

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class I, Class R4, Class R3, and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	15.20%	4.79%
Class R4	14.66%	4.33%
Class R3	14.37%	4.06%
Russell 2000 Value Index	18.81%	3.66%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 41% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 30% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which oversaw approximately 29% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 13.18%, substantially underperforming the 18.81% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also underperformed the 15.47% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Federated Clover component of the Fund, stock selection in the information technology sector detracted from performance, relative to the benchmark, for the year ended September 30, 2016. Within information technology, Fund component holding Cavium Inc., a semiconductor processor, hampered returns. In the materials sector, containerboard producer KapStone Paper and Packaging Corp. succumbed to price deflation in the paper and cardboard industry. Stock selection in the energy sector had the greatest positive impact on performance, where standout performers included WPX Energy, Inc., an independent oil and gas exploration and production company; and U.S. Silica Holdings, Inc., which produces silica for the oil and gas industries. Discerning stock selection in the telecommunications sector was another source of strength, as Federated Clover’s only holding there, commercial internet provider Cogent Communications Holdings Inc., outperformed.

For the T. Rowe Price component of the Fund, financial stocks were the biggest detractors. There, two U.S.-based Fund component holdings – SVB Financial Group (a financial services company offering banking and financial products and services) and East West Bancorp (a regional California bank that originated as a Chinese-American bank) – underperformed. Conversely, positive stock selection in, and judicious allocation to, the energy sector was the portfolio’s largest contributor, led by Fund component holding WPX Energy, which was a standout for the period. An underweight allocation, relative to the benchmark, to the energy sector added to relative performance for the year. Also contributing were stock selection in, and sector allocation to, the industrials and business services sector. Fund component holdings in health care also helped results, led by West Pharmaceutical Services.

Despite an underweight allocation to the underperforming materials sector, the Invesco component of the Fund found that stock selection there was not rewarded, and the overall impact detracted from relative returns. Stock selection in the technology and health care sectors was also weak – particularly within the internet software and services, semiconductors, biotechnology, and pharmaceutical industries market segments. Stock selection was highly rewarded in the real estate investment trusts (REITs) and utilities sectors. Invesco maintains a nominal position in e-mini Russell 2000® Index futures contracts, which are used to gain market exposure on its cash position. This enables Invesco to remain fully exposed to the market at all times. These liquid, exchange-traded futures contracts did not, however, have a material impact on this Fund component’s full-year performance.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

With several of the world’s largest economies decelerating, and central bankers seemingly exhausting their efforts to stimulate growth, Federated Clover’s view is that the financial markets are faced with significant headwinds. As we move toward 2017, we believe that market conditions will be affected by the confidence of businesses and consumers, and their willingness to take advantage of record low interest rates to borrow and spend. In this uncertain environment, we expect further volatility, and plan to take advantage of price fluctuations that could enable the Fund to purchase stocks that are both undervalued and underappreciated.

T. Rowe Price believes that, while the current regime of extremely low or even negative global interest rates has had major implications for the overall market, it has had a particular impact on the small-cap value universe. Utilities are a relatively large share of the small-cap value universe, and we believe that they have benefited from investors’ search for yield. Moving forward, we plan to generally moderate our Fund component’s exposures to interest rates. This is based on our belief that, while the current low-rate regime may persist or even intensify for some time, exposed sectors are likely to be volatile when rates eventually return to normal levels.

The Invesco team employs bottom-up stock selection in their investment process and does not rely on top-down macroeconomic analyses or forecasts. Our strategy, as always, will be to emphasize stocks we believe possess strong earnings growth, positive price trends, and reasonable valuations. We believe that the market could, in the long run, reward these companies for their consistency and quality. We plan to continue to avoid companies possessing weak fundamentals, as we believe the market will penalize these companies for their failure to meet expectations.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/16

Radian Group, Inc.	1.1%
Popular, Inc.	1.0%
Portland General Electric Co.	0.9%
Synovus Financial Corp.	0.9%
Healthcare Realty Trust, Inc.	0.8%
WSFS Financial Corp.	0.8%
Wintrust Financial Corp.	0.8%
Chemical Financial Corp.	0.7%
PS Business Parks, Inc.	0.7%
Kite Realty Group Trust	0.7%

8.4%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	36.1%
Industrial	15.5%
Consumer, Non-cyclical	14.2%
Consumer, Cyclical	7.9%
Communications	5.9%
Utilities	4.9%
Energy	4.7%
Basic Materials	4.4%
Mutual Funds	4.1%
Technology	3.7%
Diversified	0.3%

Total Long-Term Investments	101.7%
Short-Term Investments and Other Assets and Liabilities	(1.7)%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	13.18%	13.84%	6.76%
Service Class	13.05%	13.75%	6.70%
Administrative Class	12.95%	13.61%	6.56%
Class A	12.59%	13.31%	6.28%
Class A (sales load deducted)*	6.12%	11.97%	5.65%
Class R3	12.42%	13.07%	6.00%
Russell 2000 Value Index#	18.81%	15.45%	5.78%
Russell 2000 Index	15.47%	15.82%	7.07%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 11/15/10 - 9/30/16
Class I	13.23%	13.98%	10.02%
Russell 2000 Value Index#	18.81%	15.45%	10.63%
Russell 2000 Index	15.47%	15.82%	11.42%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R4, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	12.80%	1.88%
Russell 2000 Value Index#	18.81%	3.66%
Russell 2000 Index	15.47%	4.08%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 15.01%, underperforming the 15.33% return of the Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

For the year ended September 30, 2016, the top-performing sectors in the Index were materials and utilities, whereas energy and consumer discretionary were the worst-performing sectors.

Oil prices have recovered modestly since energy markets bottomed out at the beginning of 2016. U.S. equities overcame periods of significant volatility, largely related to Brexit, the United Kingdom’s referendum on leaving the European Union, which occurred at the end of June.

Slow growth continued to be a concern for U.S. and international markets, and this helped to drive a continuation of accommodative monetary policy across global central banks and further drops in global bond yields. The Federal Reserve (the “Fed”) left interest rates unchanged, while investors remained skeptical that the Fed would get the economic data it needs to justify monetary policy tightening.

On the employment front, while jobless claims were near multi-year lows, inflation remained stubbornly low. Consumers have driven the slow economic growth this year, with retail sales showing recent signs of softness. Similarly, manufacturing and service industries have recently shown a notable downturn. Long-term interest rates remain low, with the 10-year U.S. Treasury yield, which began the year above 2%, ending the third quarter of 2016 at 1.6%. Investment-grade and high-yield bond spreads tightened as investors returned their focus to finding yield in a low-rate environment. (“Spreads” represent the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.)

Subadviser outlook

Although it is impossible to predict the direction that the equity markets will take as we move into 2017 – after its positive performance, overall, in the past year – numerous forces will influence the direction that the market takes moving forward. These include the outcome of the U.S. presidential election, Fed policy, unemployment, and developments on the world stage – such as the state of the economy in China and any fallout from the Brexit vote. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the S&P MidCap 400 Index.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/16

IDEXX Laboratories, Inc.	0.6%
The WhiteWave Foods Co.	0.6%
Ingredion, Inc.	0.6%
Duke Realty Corp.	0.6%
ResMed, Inc.	0.6%
Synopsys, Inc.	0.6%
CDK Global, Inc.	0.5%
Alexandria Real Estate Equities, Inc.	0.5%
Alleghany Corp.	0.5%
Regency Centers Corp.	0.5%

5.6%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 9/30/16

Financial	24.7%
Industrial	16.2%
Consumer, Non-cyclical	14.9%
Technology	12.0%
Consumer, Cyclical	11.9%
Utilities	5.4%
Basic Materials	4.7%
Energy	3.8%
Communications	3.1%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P Mid Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 7/26/12 - 9/30/16
Class I	15.15%	14.98%
Class R5	15.01%	14.84%
Service Class	14.77%	14.68%
Administrative Class	14.69%	14.56%
Class A	14.49%	14.28%
Class A (sales load deducted)*	7.90%	12.67%
S&P MidCap 400 Index	15.33%	15.21%

Hypothetical Investments in MM S&P Mid Cap Index Fund Class R4, Class R3, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	14.56%	5.82%
Class R3	14.25%	5.59%
S&P MidCap 400 Index	15.33%	6.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 15.42%, modestly underperforming the 15.47% return of the Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

For the year ended September 30, 2016, the top-performing sectors in the Index were materials and utilities, whereas the energy and consumer discretionary sectors were the worst performers.

Oil prices have recovered modestly since energy markets bottomed out at the beginning of 2016. U.S. equities overcame periods of significant volatility, largely related to Brexit, the United Kingdom’s referendum on leaving the European Union, which occurred at the end of June.

Slow growth continued to be a concern for U.S. and international markets, and this helped to drive a continuation of accommodative monetary policy across global central banks and further drops in global bond yields. The Federal Reserve (the “Fed”) left interest rates unchanged, while investors remained skeptical that the Fed would get the economic data it needs to justify monetary policy tightening.

On the employment front, while jobless claims were near multi-year lows, inflation remained stubbornly low. Consumers have driven the slow economic growth this year, with retail sales showing recent signs of softness. Similarly, manufacturing and service industries have recently shown a notable downturn. Long-term interest rates remain low, with the 10-year U.S. Treasury yield, which began the year above 2%, ending the third quarter of 2016 at 1.6%. Investment-grade and high-yield bond spreads tightened as investors returned their focus to finding yield in a low-rate environment. (“Spreads” represent the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.)

Subadviser outlook

Although it is impossible to predict the direction that the equity markets will take as we move into 2017 – after its positive performance, overall, in the past year – numerous forces will influence the direction that the market takes moving forward. These include the outcome of the U.S. presidential election, Fed policy, unemployment, and developments on the world stage – such as the state of the economy in China and any fallout from the Brexit vote. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the Russell 2000 Index.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/16

Advanced Micro Devices, Inc.	0.3%
Microsemi Corp.	0.3%
Gramercy Property Trust	0.2%
Curtiss-Wright Corp.	0.2%
IDACORP, Inc.	0.2%
Healthcare Realty Trust, Inc.	0.2%
Aspen Technology, Inc.	0.2%
Fair Isaac Corp.	0.2%
Cepheid, Inc.	0.2%
Portland General Electric Co.	0.2%

2.2%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 9/30/16

Financial	24.7%
Consumer, Non-cyclical	19.5%
Industrial	13.2%
Consumer, Cyclical	11.2%
Technology	10.5%
Communications	6.6%
Basic Materials	3.7%
Utilities	3.5%
Energy	3.0%
Diversified	0.5%
Mutual Funds	0.0%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 7/26/12 - 9/30/16
Class I	15.62%	13.89%
Class R5	15.42%	13.78%
Service Class	15.23%	13.59%
Administrative Class	15.11%	13.50%
Class A	14.91%	13.17%
Class A (sales load deducted)*	8.30%	11.58%
Russell 2000 Index	15.47%	13.93%

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	14.93%	3.60%
Class R3	14.60%	3.35%
Russell 2000 Index	15.47%	4.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 80% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 20% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 10.58%, underperforming the 11.24% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the T. Rowe Price segment of the Fund, stock selection and the Fund component’s allocation to the financials sector detracted from performance, relative to the benchmark. A position in Fund component holding LPL Financial Holdings – the nation’s largest independent broker-dealer providing brokerage, custody, clearing, research, and trading services to financial advisors – was T. Rowe Price’s weakest holding in the financials sector. Consequently, T. Rowe Price eliminated LPL Financial Holdings from its portfolio during the period. Also detracting from relative performance was T. Rowe Price’s allocation to the consumer staples sector, despite strong stock selection there. Strong stock selection in the industrials and business services sector was the largest contributor to relative performance, led by Fund component holding Xylem Inc., a leading water technology company that manufactures equipment for the movement, treatment, and testing of water. Stock selection and the Fund component’s allocation to the materials sector also helped drive relative performance. Specifically, Fund component holding Franco-Nevada, the leading gold-focused royalty and investment company, led the sector. The health care sector also helped relative performance, led by Fund component holding Intuitive Surgical.

For the Frontier component of the Fund, performance was hindered primarily by negative stock selection and negative sector allocation. The majority of the weakness in stock selection came from the health care and consumer staples sectors. Within health care, Fund component holdings Alkermes – a biotechnology firm – and specialty pharmaceutical company Perrigo Co. both detracted from performance. Within consumer staples, increased competitive pressures in the health and nutritional industry hurt Fund component holdings in natural, organic food suppliers United Natural Foods and Hain Celestial Group. Frontier was also hindered by its overweight position, relative to the benchmark, in the poorly performing health care sector. Fund component holdings in the information technology and consumer discretionary sectors contributed the most to performance. Namely, software and video gaming firms Activision and Electronic Arts were two Fund component holdings that did well – the same can be said for two other holdings: financial data processing companies Global Payments and Vantiv. In consumer discretionary, Frontier’s focus on both improved fundamentals for lower-income consumers and market share gains for off-price retailers led to solid returns from dollar stores (including Fund component holdings Dollar Tree and Dollar General) and off-price retailers (specifically, Ross Stores).

Subadviser outlook

T. Rowe Price believes that economic indicators have been vacillating in a slow-growth mode for the past several quarters. Our view is that the global economy has the potential to shake off much adversity and begin to grow at a faster clip. Despite this, our overall outlook remains cautious. Valuations have drifted to somewhat above-average historical levels as investors chase yield

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

and stability – making, in our view, the risks and rewards of stock investing more asymmetric. We believe that another bear market is possible, but so is a gentle deflation in valuations, while earnings gradually catch up with stock prices. In either case, our view is that a long-term and patient approach will best serve our investors.

Entering the fourth quarter of 2016, Frontier continues to find attractive investments in gaming software, transaction processing, information services, health care, infrastructure materials and wireless communications. Conversely, we have become more concerned about consumer fundamentals and valuations in safe-haven sectors such as real estate investment trusts (REITs), utilities and staples – and have positioned our portfolio accordingly.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 9/30/16

Willis Towers Watson PLC	1.8%
Equifax, Inc.	1.7%
Fiserv, Inc.	1.7%
The Cooper Cos., Inc.	1.5%
Teleflex, Inc.	1.5%
Global Payments, Inc.	1.4%
Textron, Inc.	1.4%
Roper Technologies, Inc.	1.3%
Microchip Technology, Inc.	1.3%
Hologic, Inc.	1.3%

14.9%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	28.9%
Industrial	19.1%
Consumer, Cyclical	15.6%
Technology	12.4%
Financial	9.4%
Mutual Funds	4.8%
Communications	4.1%
Basic Materials	3.0%
Energy	1.9%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	10.58%	16.79%	10.08%
Service Class	10.55%	16.68%	9.98%
Administrative Class	10.38%	16.53%	9.83%
Class A	10.12%	16.25%	9.56%
Class A (sales load deducted)*	3.79%	14.88%	8.91%
Class R3	9.95%	15.98%	9.27%
Russell Midcap Growth Index	11.24%	15.85%	8.51%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class I and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 11/15/10 - 9/30/16
Class I	10.74%	16.93%	13.37%
Russell Midcap Growth Index	11.24%	15.85%	12.36%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class R4 and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	10.22%	8.02%
Russell Midcap Growth Index	11.24%	6.45%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 64% of the Fund’s portfolio and OFI Global Institutional, Inc. (OFI Global), which oversaw approximately 36% of the Fund’s portfolio, as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 8.08%, underperforming the 12.12% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also trailed, by a wide margin, the 15.47% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, in the Wellington component of the Fund, stocks that detracted most from relative returns were in the health care, materials, and information technology sectors. In health care and materials, Fund component holdings that were underperformers included Acadia Healthcare, which provides inpatient behavioral health services in the U.S. and the U.K.; and Platform Specialty, which serves an array of diverse end markets – including agriculture, semiconductors, and oil and gas. In information technology, Fund component holdings that were relative detractors included SunPower, a solar power designer and manufacturer; and VeriFone Systems, which provides technology for electronic payment transactions and value-added services at the point of sale. Contributors to performance included Fund component holdings in the consumer discretionary, information technology, and health care sectors. In consumer discretionary, the top performer from a relative perspective was DreamWorks Animation. In information technology, John Bean Technologies, an American food processing machinery and airport equipment company, was the standout. In health care, the Fund component holdings that were the top contributors to relative performance included Veeva Systems, a provider of customer relationship management software for the pharmaceutical and life sciences industries; and Tesaro, a biotechnology company focused on developing treatments for ovarian cancer.

Within the OFI Global component of the Fund, underperformance versus the benchmark stemmed largely from weaker relative stock selection in the consumer discretionary, industrials, materials, and real estate sectors. Fund holdings that were detractors from performance included consumer discretionary stocks G-III Apparel Group, Ltd. (an apparel manufacturer and retailer); Lithia Motors, Inc. (an operator of automotive franchises and a retailer of new and used vehicles and services); and footwear retailer Skechers U.S.A. The Fund component exited its position in all three stocks during the period. OFI Global outperformed the benchmark due to favorable stock selection in the financials, health care, and energy sectors. Fund component holdings that were top individual contributors included MarketAxess Holdings Inc. (an operator of an electronic trading platform for a variety of fixed-income investments in the financials sector); Monolithic Power Systems, Inc. (a supplier of high-performance analog semiconductors to high-growth end markets in information technology); and A.O. Smith Corporation, a manufacturer of both residential and commercial water heaters and boilers in the industrials sector.

Subadviser outlook

Wellington Management believes that the uncertainty created by extreme U.S. presidential campaign rhetoric and the unfolding realities of Brexit (the U.K.’s vote to leave the European Union) have the potential to continue to provide headwinds for global growth, while also increasing market volatility in the short to medium term. As of September 30, 2016, our Fund component was mostly overweight in the information technology, energy, and financials sectors – with the greatest underweights in the health care, real estate, and industrials sectors.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

OFI Global’s long-term investment process remains unchanged. We plan to continue seeking dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to potentially outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/16

HubSpot, Inc.	1.6%
Paylocity Holding Corp.	1.2%
MarketAxess Holdings, Inc.	1.1%
Insulet Corp.	1.1%
Masonite International Corp.	1.1%
CoStar Group, Inc.	1.0%
Proofpoint, Inc.	1.0%
Monolithic Power Systems, Inc.	1.0%
Tyler Technologies, Inc.	1.0%
The Ultimate Software Group, Inc.	0.9%

11.0%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	24.9%
Technology	19.2%
Industrial	15.2%
Financial	14.5%
Consumer, Cyclical	12.2%
Mutual Funds	11.6%
Communications	5.5%
Energy	4.1%
Basic Materials	2.1%
Utilities	0.6%
Diversified	0.4%

Total Long-Term Investments	110.3%
Short-Term Investments and Other Assets and Liabilities	(10.3)%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	8.08%	15.21%	7.65%
Service Class	7.94%	15.05%	7.51%
Administrative Class	7.83%	14.92%	7.37%
Class A	7.51%	14.64%	7.09%
Class A (sales load deducted)*	1.33%	13.29%	6.46%
Class R3	7.40%	14.36%	6.81%
Russell 2000 Growth Index#	12.12%	16.15%	8.29%
Russell 2000 Index	15.47%	15.82%	7.07%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class I, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 11/15/10 - 9/30/16
Class I	8.09%	15.31%	11.12%
Russell 2000 Growth Index#	12.12%	16.15%	12.14%
Russell 2000 Index	15.47%	15.82%	11.42%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R4, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	7.67%	2.23%
Russell 2000 Growth Index#	12.12%	4.41%
Russell 2000 Index	15.47%	4.08%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the MSCI EAFE Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. The Fund may invest a substantial part of its asset in just one region or country. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class I shares* returned 1.07%, underperforming the 3.52% return of the MSCI EAFE Value Index (the “benchmark”), a subset of the widely recognized, unmanaged MSCI EAFE Index representative of equity securities in developed markets around the world, excluding the U.S. and Canada, and constituents of the Index include securities from Europe, Australasia, and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields, and lower forecasted earnings growth rates than securities representing the growth style.

* Due to a large redemption in mid-2016, the daily Net Asset Value (NAV) for the R5 share class does not give an accurate reflection of the Fund’s full-year performance. Consequently, we are reporting the performance of Class I shares – which provides investors with a more accurate reflection of the Fund’s overall performance over the entire fiscal year.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2016, stock selection in health care and real estate detracted from the Fund’s performance. Regionally, an overweight, relative to the benchmark, to the Pacific ex-Japan and stock selection in the U.K. also hurt the Fund’s performance. The health care sector struggled, as investors rotated away from defensive sectors into more economically sensitive names and U.S. election-year rhetoric continued to raise concerns about future drug pricing. Against this backdrop, Israeli drug maker Teva Pharmaceutical Industries was one Fund holding that underperformed. The company was weighed down by concerns that generic drug deflation might be accelerating, questions about recent acquisitions, and the loss of patent protection on Copaxone, its multiple sclerosis treatment.

Contributing to Fund performance during the period was an overweight to technology and stock selection in retail. Regionally, Fund holdings in the emerging markets and North America also contributed to performance. Elsewhere, German sports apparel and equipment manufacturer Adidas was one Fund holding that contributed to the Fund’s performance. In addition to reporting strong second-quarter results, the company raised its full-year earnings forecast several times in 2016.

J.P. Morgan uses currency forwards to help manage the Fund. The purpose of this strategy is not to attempt to add value, but rather to help reduce portfolio volatility relative to the benchmark arising from currency movements. This is designed to help ensure that the Fund’s performance is driven by stock selection, and not unduly influenced by currency movements. (Currency forwards are used to reduce the deviations in currency exposure, resulting from bottom-up stock selection decisions, with the respective currency weights in the benchmark.) These currency forwards had a marginally positive impact on the Fund’s performance during the reporting period.

Subadviser outlook

Going into the final quarter of 2016, our view is that macroeconomic data points continue to support the recovery thesis for the majority of developed world economies. Combined with continued accommodative monetary policy and reasonable earnings growth expectations for 2016 and 2017, we believe that this represents a supportive environment for equities. Our view is that this positive backdrop is not without its risks, however. The path of monetary policy remains a key issue and we believe that investors could be looking for a sense of when the Federal Reserve is likely to next raise interest rates. In our opinion, the situation is less certain in Europe and even more so in Japan, where investors are growing increasingly concerned that monetary policy may have reached its

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

limit. Our belief is that political risks also remain elevated and investors will be monitoring the U.S. election particularly closely, along with the continuing uncertainty around Brexit, the U.K.’s vote to exit the European Union. We believe that renewed fiscal stimulus could benefit equity markets globally, with a direct effect on some cyclical sectors, and a more general effect through potentially higher economic growth and improved business and consumer confidence.

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 9/30/16

Total SA	3.4%
Royal Dutch Shell PLC Class A	3.2%
Australia & New Zealand Banking Group Ltd.	2.8%
GlaxoSmithKline PLC	2.6%
Siemens AG	2.5%
Mitsubishi UFJ Financial Group, Inc.	2.5%
Vodafone Group PLC	2.3%
BNP Paribas	2.2%
Nippon Telegraph & Telephone Corp.	2.0%
AXA SA	1.9%

25.4%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 9/30/16

Financial	31.1%
Consumer, Cyclical	15.7%
Industrial	11.7%
Consumer, Non-cyclical	10.8%
Energy	9.5%
Communications	5.7%
Basic Materials	4.9%
Utilities	3.9%
Technology	3.2%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 12/14/06 - 9/30/16
Class R5	-21.26%	0.21%	-4.82%
Service Class	0.77%	5.18%	-2.51%
Administrative Class	0.76%	5.03%	-2.62%
Class A	0.63%	4.87%	-2.82%
Class A (sales load deducted)*	-5.15%	3.64%	-3.41%
MSCI EAFE Value Index	3.52%	5.99%	-0.50%

Hypothetical Investments in MassMutual Select Diversified International Fund Class I, Class R4, Class R3, and the MSCI EAFE Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	1.07%	-4.80%
Class R4	0.53%	-5.23%
Class R3	0.32%	-5.45%
MSCI EAFE Value Index	3.52%	-4.61%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 6.11%, underperforming the 6.52% return of the Index, a widely recognized, unmanaged index representative of equity securities in developed markets around the world, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

For the year ended September 30, 2016, materials and information technology were the top-performing sectors in the Index. At the other end of the spectrum, financials and health care were the worst performers. From a geographical perspective, New Zealand and Australia were the top-performing countries in the Index. Conversely, Italy and Israel were the worst performers.

Slow growth continued to be a concern for U.S. and international markets during the year, and this helped to drive a continuation of accommodative monetary policy across global central banks and further drops in global bond yields.

With periods of significant volatility, developed ex-U.S. equities outpaced global markets, as Brexit fears were put on hold and Japan took a more market-friendly approach to monetary policy, with less focus on its negative interest rate environment. (“Brexit” is the popular name given to the June 2016 referendum which saw voters approve the United Kingdom’s departure from the European Union.)

In the wake of the Brexit vote, the U.K. appointed Theresa May as the Prime Minister, while the Bank of England cut rates by 0.25% and extended its quantitative easing program. The Bank of Japan increased monetary stimulus at the margin. The 10-year German bund shifted to a positive yield after European Central Bank President Draghi stated he didn’t see the need for more stimulus. Finally, an OPEC announcement hinted that an oil production cut agreement would be implemented in November, sending energy prices higher.

Subadviser outlook

Although it is impossible to predict the direction that the equity markets will take as we move into 2017 – after its positive performance, overall, in the past year – numerous forces will influence the direction that the market takes moving forward. These include the outcome of the U.S. presidential election, Federal Reserve policy, unemployment and developments on the world stage – such as the state of the economy in China and any fallout from the Brexit vote. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the Index.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 9/30/16

Nestle SA	2.0%
Novartis AG	1.4%
Roche Holding AG	1.4%
Toyota Motor Corp.	1.2%
HSBC Holdings PLC	1.2%
British American Tobacco PLC	0.9%
BP PLC	0.9%
Royal Dutch Shell PLC Class A	0.8%
Total SA	0.8%
Anheuser-Busch InBev SA/NV	0.8%

11.4%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	24.7%
Financial	22.9%
Industrial	13.1%
Consumer, Cyclical	12.3%
Communications	7.3%
Basic Materials	5.8%
Energy	4.7%
Utilities	3.5%
Technology	3.0%
Diversified	1.0%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM MSCI EAFE International Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 7/25/12 - 9/30/16
Class I	6.35%	8.40%
Class R5	6.11%	8.27%
Service Class	5.94%	8.11%
Administrative Class	5.87%	8.01%
Class A	5.63%	7.73%
Class A (sales load deducted)*	-0.44%	6.22%
MSCI EAFE Index	6.52%	8.32%

Hypothetical Investments in MM MSCI EAFE International Index Fund Class R4, Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	5.76%	-2.33%
Class R3	5.44%	-2.55%
MSCI EAFE Index	6.52%	-1.90%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 52% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 26% of the Fund’s portfolio; and J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 22% of the Fund’s portfolio as of September 30, 2016.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 4.15%, trailing the 6.52% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets around the world, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2016, the MFS Fund component’s less-than-favorable stock selection in the health care, basic materials, and retailing sectors detracted from benchmark-relative performance. Within the health care sector, Fund component holding Valeant Pharmaceuticals, a Canadian pharmaceutical company that is not a benchmark constituent, and an overweight position, relative to the benchmark, in pharmaceutical company Bayer hurt relative returns. Within the retail sector, overweight positions in Swedish retailer Hennes & Mauritz and global sourcing and supply chain management company Li & Fung (Hong Kong) further held back relative returns. Conversely, strong stock selection in the technology sector lifted relative performance. There, Fund component holdings in contract semiconductor manufacturer Taiwan Semiconductor and Chinese online and mobile commerce company Alibaba Group (both of which are not represented in the benchmark), as well as overweight positions in German enterprise applications company SAP and Japanese optical glasses and eyeglasses maker HOYA, aided relative returns.

In the Harris component of the Fund, from a geographic perspective, holdings in Japan and Australia detracted most from relative performance. Italy and Mexico generated the largest negative absolute returns. With respect to sectors, financials detracted the most from relative performance, as both stock selection and an overweight position in the sector pressured results. Fund component holdings in the consumer discretionary sector were the next largest relative detractors. Turning to the positive, Fund component holdings in France produced the best relative performance for Harris, as four of eight underlying holdings within that country produced positive double-digit returns. From a sector perspective, the best relative results came from the materials sector. Fund component holdings in the technology sector also helped to fuel performance. At the end of September 2016, the Harris component of the Fund held hedges on the Australian dollar and Swiss franc, on the belief that these currencies had appreciated above the range of their intrinsic values (as measured by purchasing power parity and other economic fundamentals). Currency hedges ultimately hampered Harris’s performance, however.

The J.P. Morgan Fund component’s stock selection in health care and real estate detracted from performance. Regionally, an overweight to the Pacific ex-Japan region as well as stock selection in the U.K. hurt this Fund component’s full-year returns. The health care sector struggled, too, as investors rotated away from defensive sectors into more economically sensitive names and U.S. election-year rhetoric continued to raise concerns about future drug pricing. Contributing to this Fund component’s performance was an overweight to technology and stock selection in retail. Regionally, Fund component holdings in the emerging markets and North America also contributed. J.P. Morgan uses currency forwards to help manage the Fund. The purpose of this strategy is not to attempt to add value, but rather to help reduce portfolio volatility relative to the benchmark arising from currency movements. This is designed to help ensure that performance is driven by stock selection, and not unduly influenced by currency movements. (Currency forwards are used to reduce the deviations in currency exposure, resulting from bottom-up stock selection decisions, with the respective currency weights in the benchmark.) These currency forwards had a marginally positive impact on this Fund component’s performance during the reporting period.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking ahead to the U.S. presidential election, MFS believes that markets favor divided government – meaning times when the White House is occupied by one of the two major parties and at least one house of Congress is controlled by the other party. Many feel that this helps to keep checks and balances in place, assuring that policy doesn’t veer too far toward either political extreme. At present, our view is that markets appear to be priced for such a scenario this fall. At the moment, we believe that the odds of a clean sweep in either direction are probably about the same as those of divided government, so we have positioned the MFS Fund component to be prepared for a potential surge in volatility later this year.

Harris believes that overall, the reporting period was marked by speculation surrounding central banks’ measures of stability in their respective economies, which influenced investors’ behavior and moved markets. In the U.S., the possibility that the Federal Reserve would raise interest rates and the outcome of the upcoming presidential election provoked market worries. Both the Bank of England and the European Central Bank left interest rates unchanged at their respective meetings in September. That same month, the Bank of Japan decided against decreasing interest rates further. Instead, Governor Kuroda introduced a new monetary initiative designed to control the bond yield curve in an effort to raise inflation. While most central banks opted to stand pat on interest rates, we remain prepared for any investment opportunities that are unearthed as a result of the impulsive tendencies of investors. As always, we plan to maintain our investment thesis regardless of the operating environment.

Going into the final quarter of 2016, J.P. Morgan’s view is that macroeconomic data points continue to support the recovery thesis for the majority of developed world economies. Combined with continued accommodative monetary policy and reasonable earnings growth expectations for 2016 and 2017, we believe that this represents a supportive environment for equities.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 9/30/16

Nestle SA	2.1%
Bayer AG	1.9%
WPP PLC	1.8%
Roche Holding AG	1.7%
Compass Group PLC	1.6%
Danone SA	1.5%
Pernod-Ricard SA	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	1.5%
BNP Paribas	1.5%
Schneider Electric SE	1.4%

16.5%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 9/30/16

Financial	22.4%
Consumer, Non-cyclical	22.5%
Industrial	14.8%
Consumer, Cyclical	14.9%
Technology	6.3%
Basic Materials	6.3%
Communications	6.1%
Mutual Funds	4.4%
Energy	3.3%
Diversified	1.8%
Utilities	1.4%

Total Long-Term Investments	104.2%
Short-Term Investments and Other Assets and Liabilities	(4.2)%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	4.15%	7.81%	2.73%
Service Class	4.07%	7.74%	2.67%
Administrative Class	3.93%	7.67%	2.60%
Class A	3.73%	7.42%	2.35%
Class A (sales load deducted)*	-2.23%	6.15%	1.75%
Class R3	3.63%	7.17%	2.07%
MSCI EAFE Index	6.52%	7.39%	1.82%

Hypothetical Investments in MassMutual Select Overseas Fund Class I and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 11/15/10 - 9/30/16
Class I	4.28%	8.02%	3.96%
MSCI EAFE Index	6.52%	7.39%	3.67%

Hypothetical Investments in MassMutual Select Overseas Fund Class R4 and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	3.79%	-3.01%
MSCI EAFE Index	6.52%	-1.90%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Total Return Bond Fund – Portfolio of Investments

September 30, 2016

	Principal Amount	Value
BONDS & NOTES — 94.7%

CORPORATE DEBT — 28.3%
Airlines — 0.9%
America West Airlines, Inc. 8.057% 1/02/22	$704,039	$795,564
Continental Airlines, Inc. 5.983% 10/19/23	3,668,719	4,136,480
Continental Airlines, Inc. 6.545% 8/02/20	648,860	688,181
Continental Airlines, Inc. 8.048% 5/01/22	1,984,096	2,217,227
US Airways, Inc. 7.125% 4/22/25	1,304,853	1,556,037

		9,393,489

Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC 3.000% 6/12/17	700,000	707,397
General Motors Co. 3.500% 10/02/18	1,110,000	1,144,245
General Motors Financial Co., Inc. 3.200% 7/06/21	200,000	202,456
General Motors Financial Co., Inc. 3.450% 4/10/22	1,400,000	1,420,030

		3,474,128

Banks — 7.0%
Bank of America Corp. 2.000% 1/11/18	8,100,000	8,137,292
Bank of America Corp. 5.650% 5/01/18	7,100,000	7,531,446
Capital One NA 2.350% 8/17/18	2,025,000	2,049,644
CIT Group, Inc. 5.250% 3/15/18	1,406,000	1,465,755
Citigroup, Inc. 3 mo. USD LIBOR + .550%, FRN 1.375% 8/25/36	2,000,000	1,463,756
Citigroup, Inc. 1.800% 2/05/18	2,000,000	2,005,042
Credit Suisse AG 3 mo. USD LIBOR + .490%, FRN 1.315% 5/26/17	2,115,000	2,115,541
Discover Bank 2.000% 2/21/18	1,565,000	1,570,042
Discover Bank 4.200% 8/08/23	2,120,000	2,281,572
The Goldman Sachs Group, Inc. 3.850% 7/08/24	1,150,000	1,221,002
The Goldman Sachs Group, Inc. 4.750% 10/21/45	2,000,000	2,244,506
JP Morgan Chase & Co. 6.300% 4/23/19	6,900,000	7,686,607

	Principal Amount	Value
JP Morgan Chase Bank NA 6.000% 10/01/17	$11,700,000	$12,202,152
Morgan Stanley 5.950% 12/28/17	9,000,000	9,476,496
Royal Bank of Scotland Group PLC 6.400% 10/21/19	1,750,000	1,934,118
Santander UK Group Holdings PLC 2.875% 10/16/20	2,000,000	2,015,170
UBS AG 1.375% 6/01/17	2,000,000	2,000,578
Wells Fargo & Co. 2.100% 7/26/21	3,010,000	2,999,688
Wells Fargo & Co. 2.500% 3/04/21	145,000	147,114
Wells Fargo Bank NA 1.750% 5/24/19	2,500,000	2,511,248

		73,058,769

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	3,249,000	3,489,426
DS Services of America, Inc. (a) 10.000% 9/01/21	1,400,000	1,561,000

		5,050,426

Biotechnology — 0.5%
Amgen, Inc. (a) 4.663% 6/15/51	1,500,000	1,603,195
Celgene Corp. 3.875% 8/15/25	676,000	722,785
Celgene Corp. 4.625% 5/15/44	160,000	168,653
Celgene Corp. 5.000% 8/15/45	500,000	562,959
Gilead Sciences, Inc. 4.150% 3/01/47	2,095,000	2,141,279

		5,198,871

Commercial Services — 0.1%
IHS Markit Ltd. (a) 5.000% 11/01/22	500,000	529,050

Computers — 0.2%
Apple, Inc. 4.650% 2/23/46	1,685,000	1,944,365

Diversified Financial — 4.3%
American Express Co. 7.000% 3/19/18	2,500,000	2,696,655
Federal Home Loan Banks STEP 1.250% 6/28/30	6,970,000	6,981,699
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	20,300,000	20,434,142
Ford Motor Credit Co. LLC 6.625% 8/15/17	1,500,000	1,565,442

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	$2,548,000	$2,859,786
General Electric Capital Corp. 3.100% 1/09/23	1,146,000	1,217,475
General Electric Co. 5.875% 1/14/38	716,000	958,929
International Lease Finance Corp. (a) 7.125% 9/01/18	3,911,000	4,267,879
Macquarie Bank Ltd. (a) 6.625% 4/07/21	2,100,000	2,418,301
Morgan Stanley 5.500% 7/24/20	1,350,000	1,512,855

		44,913,163

Diversified Financial Services — 0.3%
Protective Life Global Funding 3 mo. USD LIBOR + .550%, FRN (a) 1.391% 6/08/18	2,000,000	2,004,096
Protective Life Global Funding (a) 2.700% 11/25/20	1,495,000	1,537,461

		3,541,557

Electric — 2.4%
Aep Texas Central Co. (a) 3.850% 10/01/25	2,000,000	2,160,722
Entergy Corp. 4.700% 1/15/17	1,300,000	1,308,159
Entergy Louisiana LLC 3.780% 4/01/25	1,250,000	1,350,380
FirstEnergy Transmission LLC (a) 5.450% 7/15/44	2,000,000	2,237,238
Indianapolis Power & Light Co. (a) 4.700% 9/01/45	2,000,000	2,274,898
IPALCO Enterprises, Inc. 5.000% 5/01/18	4,588,000	4,782,990
MidAmerican Energy Co. 4.400% 10/15/44	1,905,000	2,220,024
NextEra Energy Capital Holdings, Inc. 2.056% 9/01/17	4,000,000	4,021,704
Oncor Electric Delivery Co. LLC 4.100% 6/01/22	2,000,000	2,211,096
Public Service Electric & Gas Co. 4.150% 11/01/45	2,000,000	2,275,634

		24,842,845

Engineering & Construction — 0.1%
SBA Communications Corp. (a) 4.875% 9/01/24	728,000	733,460

Foods — 0.3%
Kraft Heinz Foods Co. 4.375% 6/01/46	1,000,000	1,058,026
Kraft Heinz Foods Co. 5.200% 7/15/45	1,750,000	2,069,596

		3,127,622

	Principal Amount	Value
Gas — 0.4%
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	$800,000	$907,469
KeySpan Gas East Corp. (a) 5.819% 4/01/41	2,837,000	3,662,079

		4,569,548

Health Care – Products — 0.0%
Hill-Rom Holdings, Inc. (a) 5.750% 9/01/23	400,000	426,920

Health Care – Services — 0.7%
Aetna, Inc. 1.700% 6/07/18	2,600,000	2,608,284
DaVita, Inc. 5.000% 5/01/25	1,400,000	1,405,250
HCA, Inc. 6.500% 2/15/20	2,000,000	2,215,000
Tenet Healthcare Corp. 3 mo. USD LIBOR + 3.500%, FRN 4.350% 6/15/20	1,365,000	1,371,961

		7,600,495

Insurance — 1.6%
Berkshire Hathaway, Inc. 3.125% 3/15/26	3,900,000	4,099,134
Farmers Exchange Capital II 3 mo. USD LIBOR + 3.744%, VRN (a) 6.151% 11/01/53	1,750,000	1,876,875
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%, VRN (a) 5.454% 10/15/54	3,290,000	3,322,900
The Guardian Life Insurance Co. of America (a) 4.875% 6/19/64	3,000,000	3,149,844
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661%, VRN (a) 4.375% 9/15/54	4,000,000	4,050,000

		16,498,753

Manufacturing — 0.1%
Siemens Financieringsmaatschappij NV (a) 2.000% 9/15/23	1,575,000	1,551,758

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. (a) 5.750% 2/15/26	10,000	10,600
Charter Communications Operating LLC/Charter Communications Operating Capital (a) 4.908% 7/23/25	3,945,000	4,351,552
CSC Holdings LLC (a) 5.500% 4/15/27	244,000	249,490

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CSC Holdings LLC 8.625% 2/15/19	$233,000	$260,086
DISH DBS Corp. 5.875% 7/15/22	200,000	205,546
DISH DBS Corp. 6.750% 6/01/21	260,000	280,800
Neptune Finco Corp. (a) 6.625% 10/15/25	500,000	542,500
Nexstar Broadcasting, Inc. (a) 6.125% 2/15/22	500,000	516,250

		6,416,824

Oil & Gas — 0.4%
Anadarko Petroleum Corp. 4.500% 7/15/44	1,000,000	917,498
Canadian Natural Resources Ltd. 3.900% 2/01/25	1,600,000	1,606,489
Noble Energy, Inc. 3.900% 11/15/24	1,100,000	1,121,899

		3,645,886

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3 mo. USD LIBOR + 3.000%, FRN (a) 3.850% 12/15/19	450,000	456,210

Pharmaceuticals — 1.1%
AbbVie, Inc. 1.750% 11/06/17	2,000,000	2,006,570
AbbVie, Inc. 4.700% 5/14/45	1,985,000	2,137,408
Actavis Funding SCS 3.800% 3/15/25	2,630,000	2,783,471
Actavis Funding SCS 4.750% 3/15/45	600,000	656,054
AstraZeneca PLC 3.375% 11/16/25	1,200,000	1,281,564
Grifols Worldwide Operations Ltd. 5.250% 4/01/22	300,000	310,500
Quintiles Transnational Corp. (a) 4.875% 5/15/23	500,000	513,750
Valeant Pharmaceuticals International (a) 5.875% 5/15/23	650,000	560,625
Valeant Pharmaceuticals International, Inc. (a) 5.500% 3/01/23	400,000	342,000
Valeant Pharmaceuticals International, Inc. (a) 6.125% 4/15/25	450,000	387,563

		10,979,505

	Principal Amount	Value
Pipelines — 1.5%
Boardwalk Pipelines LP 3.375% 2/01/23	$5,000,000	$4,744,205
Energy Transfer Partners LP 3.600% 2/01/23	2,790,000	2,745,781
Energy Transfer Partners LP 5.950% 10/01/43	750,000	757,553
EnLink Midstream Partners LP 5.050% 4/01/45	600,000	531,133
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	1,760,000	1,852,400
Spectra Energy Partners LP 4.500% 3/15/45	1,610,000	1,613,257
Williams Partners LP 3.600% 3/15/22	2,000,000	2,034,740
Williams Partners LP 5.100% 9/15/45	1,000,000	975,622

		15,254,691

Real Estate — 0.8%
American Campus Communities, Inc. 3.350% 10/01/20	3,000,000	3,123,177
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 1.750% 9/15/17	4,845,000	4,853,774

		7,976,951

Real Estate Investment Trusts (REITS) — 2.0%
Alexandria Real Estate Equities, Inc. 4.600% 4/01/22	2,000,000	2,175,746
Boston Properties LP 3.700% 11/15/18	3,495,000	3,641,210
DDR Corp. 7.500% 4/01/17	1,130,000	1,163,134
HCP, Inc. 4.000% 12/01/22	3,500,000	3,698,726
HCP, Inc. 5.625% 5/01/17	1,500,000	1,535,211
Highwoods Realty LP 7.500% 4/15/18	1,476,000	1,595,900
National Retail Properties, Inc. 6.875% 10/15/17	2,725,000	2,868,534
Welltower, Inc. 3.750% 3/15/23	1,300,000	1,365,190
Welltower, Inc. 4.700% 9/15/17	2,825,000	2,909,270

		20,952,921

Retail — 0.3%
CVS Health Corp. 2.875% 6/01/26	1,595,000	1,618,633
Walgreens Boots Alliance, Inc. 3.100% 6/01/23	1,500,000	1,547,171

		3,165,804

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Semiconductors — 0.1%
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	$500,000	$535,625

Software — 0.7%
First Data Corp. (a) 5.000% 1/15/24	1,012,000	1,027,180
Microsoft Corp. 3.750% 2/12/45	600,000	608,961
Microsoft Corp. 4.450% 11/03/45	2,000,000	2,273,810
MSCI, Inc. (a) 4.750% 8/01/26	525,000	531,562
Oracle Corp. 2.400% 9/15/23	2,140,000	2,157,163
SS&C Technologies Holdings, Inc. 5.875% 7/15/23	300,000	315,750

		6,914,426

Telecommunications — 1.1%
Altice US Finance I Corp. (a) 5.375% 7/15/23	1,000,000	1,033,750
AT&T, Inc. 4.750% 5/15/46	2,900,000	3,034,719
AT&T, Inc. 4.800% 6/15/44	1,500,000	1,574,582
Sprint Communications, Inc. (a) 9.000% 11/15/18	1,000,000	1,103,750
T-Mobile USA, Inc. 6.731% 4/28/22	1,500,000	1,575,000
Verizon Communications, Inc. 4.862% 8/21/46	2,665,000	2,984,968

		11,306,769

TOTAL CORPORATE DEBT (Cost $286,303,640)		294,060,831

MUNICIPAL OBLIGATIONS — 1.5%
City of New York NY 6.271% 12/01/37	1,750,000	2,466,345
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	11,496,300
New York State Dormitory Authority 5.051% 9/15/27	600,000	732,102
State of California 7.950% 3/01/36	700,000	836,647

		15,531,394

TOTAL MUNICIPAL OBLIGATIONS (Cost $13,812,701)		15,531,394

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.2%
Automobile ABS — 0.2%
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A 0.870% 11/15/18	$2,624,005	$2,621,761

Commercial MBS — 2.0%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA, VRN (a) 5.815% 2/24/51	4,427,646	4,459,033
CD Mortgage Trust, Series 2006-CD3, Class A5 5.617% 10/15/48	33,990	33,963
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A (a) 3.251% 5/10/35	1,310,000	1,385,519
COMM Mortgage Trust, Series 2016-787S, Class A (a) 3.545% 2/10/36	1,280,000	1,377,881
COMM Mortgage Trust, Series 2014-277P, Class A, VRN (a) 3.732% 8/10/49	1,340,000	1,453,200
COMM Mortgage Trust, Series 2013-300P, Class A1 (a) 4.353% 8/10/30	1,240,000	1,391,510
Fannie Mae-Aces, Series 2014-M6, Class FA, 1 mo. LIBOR + .290%, FRN 0.799% 12/25/17	1,633,790	1,632,493
Liberty Street Trust, Series 2016-225L, Class A (a) 3.597% 2/10/36	1,280,000	1,382,285
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, VRN (a) 3.961% 1/13/32	1,320,000	1,446,270
Trust Company of The West, Series TCW-1063 2.610% 11/28/28	2,065,000	2,101,783
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, VRN 5.889% 6/15/49	3,700,000	3,759,921

		20,423,858

Credit Card ABS — 0.5%
Chase Issuance Trust, Series 2012-A10, Class A10, 1 mo. LIBOR + .260%, FRN 0.784% 12/16/19	2,655,000	2,657,912
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1 mo. LIBOR + 1.150%, FRN 1.696% 1/23/20	2,660,000	2,694,578

		5,352,490

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 1.7%
Accredited Mortgage Loan Trust, Series 2006-1, Class A3, 1 mo. USD LIBOR + .180%, FRN 0.704% 4/25/36	$976,265	$972,350
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2, 1 mo. USD LIBOR + .190%, FRN 0.715% 5/25/37	1,412,013	1,375,006
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3, 1 mo. USD LIBOR + .150%, FRN 0.675% 5/25/36	1,369,038	1,334,934
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A3, 1 mo. USD LIBOR + .160%, FRN 0.685% 1/25/34	484,567	463,638
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3, 1 mo. USD LIBOR + .350%, FRN 0.875% 4/25/36	485,081	483,858
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1, 1 mo. USD LIBOR + .855%, FRN 1.380% 8/25/34	1,415,813	1,355,767
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .360%, FRN 0.885% 10/25/35	1,734,416	1,600,024
Home Equity Asset Trust, Series 2003-4, Class M1, 1 mo. USD LIBOR + 1.200%, FRN 1.725% 10/25/33	4,907,037	4,499,164
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800%, FRN 1.325% 10/25/35	1,011,056	905,371
Residential Asset Securities Corp., Series 2005-KS11, Class M1, 1 mo. USD LIBOR + .400%, FRN 0.925% 12/25/35	4,600,000	4,521,172

		17,511,284

Other ABS — 2.0%
Dryden Senior Loan Fund, Series 2015-37A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.180% 4/15/27	3,650,000	3,656,888
Magnetite CLO Ltd., Series 2015-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.180% 4/15/27	3,630,000	3,630,610

	Principal Amount	Value
Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + ..290%, FRN 0.815% 2/25/36	$6,868,932	$6,063,395
Structured Asset Investment Loan Trust, Series 2005-8, Class A4, 1 mo. USD LIBOR + .360%, FRN 0.885% 10/25/35	4,356,110	4,309,047
Wells Fargo Home Equity Trust, Series 2006-1, Class A4, 1 mo. USD LIBOR + .230%, FRN 0.755% 5/25/36	2,911,434	2,911,374

		20,571,314

Student Loans ABS — 6.3%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.225% 7/25/56	4,400,938	4,303,958
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800%, FRN (a) 1.325% 4/26/32	4,100,000	3,917,093
Goal Capital Funding Trust, Series 2005-2, Class A3, 3 mo. USD LIBOR + .170%, FRN 0.995% 5/28/30	4,391,799	4,330,526
Navient Student Loan Trust, Series 2014-8, Class A3, 1 mo. USD LIBOR + .600%, FRN 1.125% 5/27/31	7,680,000	7,350,718
Nelnet Student Loan Trust, Series 2015-2A, Class A2, 1 mo. USD LIBOR + .600%, FRN (a) 1.125% 9/25/42	6,009,113	5,876,077
SLC Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.010% 12/15/38	7,380,000	6,441,754
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.010% 9/15/39	7,720,000	6,762,018
SLM Student Loan Trust, Series 2012-7, Class A2, 1 mo. USD LIBOR + .280%, FRN 0.805% 9/25/19	2,865,100	2,857,419
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. USD LIBOR + .300%, FRN 1.015% 1/25/41	3,340,847	2,843,051

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2012-2, Class A, 1 mo. USD LIBOR + .700%, FRN 1.225% 1/25/29	$4,287,724	$4,135,303
SLM Student Loan Trust, Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500%, FRN 2.215% 4/25/23	2,271,111	2,276,099
SLM Student Loan Trust, Series 2008-5, Class A4, 3 mo. USD LIBOR + 1.700%, FRN 2.415% 7/25/23	3,983,517	3,993,503
SLM Student Loan Trust, Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850%, FRN 2.565% 7/25/29	3,735,000	3,466,680
SLM Student Loan Trust, Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250%, FRN 2.965% 10/25/83	3,630,000	3,506,077
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170%, FRN (a) 0.885% 4/25/40	3,300,000	2,892,244

		64,952,520

WL Collateral CMO — 3.5%
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1, VRN 2.887% 5/25/35	3,639,815	3,323,849
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2, VRN 2.952% 3/25/36	23,358	22,900
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1, FRN 2.713% 11/25/35	6,126,552	5,457,062
Indymac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2, 1 mo. LIBOR + .180%, FRN 0.705% 2/25/37	3,700,217	3,645,436
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2, FRN 3.229% 8/25/35	1,856,905	1,822,650
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1, VRN 2.693% 4/25/34	2,464,012	2,330,417
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A, 12 mo. MTA + .750%, FRN (a) 1.239% 6/26/47	5,569,373	5,351,110

	Principal Amount	Value
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + .185%, FRN 0.710% 8/25/36	$1,616,753	$1,376,310
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .310%, FRN 0.835% 1/25/45	2,580,705	2,418,307
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7, Class 4CB 7.000% 8/25/35	5,193,119	3,482,473
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1, VRN 2.996% 2/25/34	1,061,725	1,079,980
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	1,818,919	1,814,055
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR3, Class A4, VRN 5.895% 4/25/37	4,453,980	4,093,199

		36,217,748

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $168,213,929)		167,650,975

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 31.3%
Collateralized Mortgage Obligations — 1.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KS02, Class A 0.876% 8/25/23 1 mo. LIBOR + .380%, FRN	3,983,606	3,980,073
Series KJ05, Class A1 1.418% 5/25/21	4,735,684	4,744,591
Series K040, Class A2 3.241% 9/25/24	3,345,000	3,656,956
Series K151, Class A3 3.511% 4/25/30	2,870,000	3,192,613

		15,574,233

Pass-Through Securities — 29.8%
Federal Home Loan Mortgage Corp. Pool #G18596 3.000% 4/01/31	1,259,573	1,325,110

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G08715 3.000% 8/01/46	$5,543,678	$5,764,992
Pool #G08721 3.000% 9/01/46	747,851	777,707
Pool #G08726 3.000% 9/01/46	9,975,000	10,373,221
Pool #G07848 3.500% 4/01/44	11,696,637	12,562,461
Pool #G07924 3.500% 1/01/45	11,680,683	12,470,497
Pool #G60138 3.500% 8/01/45	7,452,995	7,998,868
Pool #G60238 3.500% 10/01/45	12,347,604	13,186,372
Pool #G08681 3.500% 12/01/45	7,203,260	7,599,158
Pool #G08687 3.500% 1/01/46	3,083,713	3,253,920
Pool #G08698 3.500% 3/01/46	10,000,071	10,552,028
Pool #G08702 3.500% 4/01/46	4,026,504	4,251,894
Pool #G08711 3.500% 6/01/46	5,898,550	6,242,555
Pool #G08716 3.500% 8/01/46	8,249,791	8,730,922
Pool #G08688 4.000% 1/01/46	5,643,700	6,056,395
Federal Home Loan Mortgage Corp. TBA, Pool #3375 3.000% 10/01/43 (b)	7,525,000	7,820,709
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	2,200,000	2,268,081
Pool #AN2275 2.680% 8/01/28	2,940,000	3,029,198
Pool #AN1609 2.950% 5/01/31	2,303,584	2,413,609
Pool #MA1607 3.000% 10/01/33	5,999,147	6,307,541
Pool #AN1282 3.010% 4/01/28	820,000	869,317
Pool #AM9343 3.380% 9/01/30	1,905,000	2,048,132
Pool #466386 3.430% 10/01/20	2,941,742	3,132,990
Pool #AN0877 3.500% 2/01/31	986,693	1,074,266
Pool #AB4262 3.500% 1/01/32	5,204,647	5,556,978
Pool #MA1148 3.500% 8/01/42	10,838,414	11,551,802

	Principal Amount	Value
Pool #466216 3.540% 10/01/20	$2,500,000	$2,676,787
Pool #AM4407 3.650% 9/01/23	1,940,869	2,137,154
Pool #468518 3.930% 7/01/21	1,765,982	1,928,509
Pool #FN0003 4.283% 1/01/21	2,740,625	3,010,613
Pool #468066 4.295% 6/01/21	4,168,770	4,609,001
Pool #AL9109 4.500% 1/01/34	440,000	485,684
Pool #AL9108 4.500% 12/01/34	410,000	452,441
Pool #AL9106 4.500% 2/01/46	1,580,000	1,732,692
Pool #AL9107 4.500% 3/01/46	2,350,000	2,580,043
Pool #AL9110 4.500% 4/01/46	2,910,000	3,191,224
Pool #AL9111 4.500% 8/01/46	4,825,000	5,295,814
Pool #AL9105 4.500% 9/01/46	3,100,000	3,402,734
Pool #467731 4.620% 4/01/21	2,074,970	2,314,834
Federal National Mortgage Association TBA Pool #6560 2.500% 11/01/28 (b)	21,720,000	22,495,471
Pool #7180 3.000% 8/01/28 (b)	6,645,000	6,976,212
Pool #9768 3.000% 12/01/43 (b)	32,865,000	34,164,193
Pool #18388 4.000% 11/01/42 (b)	11,480,000	12,328,443
Pool #21133 4.500% 7/01/40 (b)	605,000	662,570
Government National Mortgage Association II Pool #MA3873 3.000% 8/20/46	7,062,678	7,403,121
Pool #MA3936 3.000% 9/20/46	7,905,000	8,286,046
Pool #MA3521 3.500% 3/20/46	5,287,929	5,619,458
Pool #MA3597 3.500% 4/20/46	5,380,998	5,720,463
Pool #MA3663 3.500% 5/20/46	3,730,265	3,967,050

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association II TBA, Pool #548 3.000% 8/01/44 (b)	$9,685,000	$10,147,308

		308,806,588

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $321,309,149)		324,380,821

U.S. TREASURY OBLIGATIONS — 17.4%
U.S. Treasury Bonds & Notes — 17.4%
U.S. Treasury Bond 2.250% 8/15/46	33,215,000	32,712,623
U.S. Treasury Inflation Index 0.375% 7/15/25	14,045,247	14,505,089
U.S. Treasury Inflation Index 0.750% 2/15/45	11,318,539	11,666,437
U.S. Treasury Inflation Index 1.375% 2/15/44	4,052,994	4,807,674
U.S. Treasury Note 0.750% 10/31/17	13,580,000	13,588,646
U.S. Treasury Note 1.125% 6/30/21	12,890,000	12,876,003
U.S. Treasury Note 1.125% 7/31/21	29,450,000	29,409,966
U.S. Treasury Note 1.125% 8/31/21	38,185,000	38,150,397
U.S. Treasury Note 1.500% 8/15/26	23,030,000	22,828,487

		180,545,322

TOTAL U.S. TREASURY OBLIGATIONS (Cost $178,614,519)		180,545,322

TOTAL BONDS & NOTES (Cost $968,253,938)		982,169,343

TOTAL LONG-TERM INVESTMENTS (Cost $968,253,938)		982,169,343

SHORT-TERM INVESTMENTS — 13.5%
Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (c)	3,203,635	3,203,635

Sovereign Debt Obligations — 3.0%
Japan Treasury Discount Bill JPY (d) 0.000% 12/12/16	890,000,000	8,780,804

	Principal Amount	Value
Japan Treasury Discount Bill JPY (d) 0.000% 1/10/17	2,300,000,000	$22,671,347

		31,452,151

Time Deposit — 0.1%
Euro Time Deposit 0.010% 10/03/16	$533,087	533,087

U.S. Treasury Bill — 10.1%
U.S. Treasury Bill 0.000% 11/17/16	14,715,000	14,711,777
U.S. Treasury Bill 0.000% 12/08/16 (e)	590,000	589,803
U.S. Treasury Bill 0.000% 1/05/17	8,330,000	8,324,069
U.S. Treasury Bill 0.000% 1/12/17	43,100,000	43,068,451
U.S. Treasury Bill 0.000% 2/23/17	37,970,000	37,917,032

		104,611,132

TOTAL SHORT-TERM INVESTMENTS (Cost $139,788,110)		139,800,005

TOTAL INVESTMENTS — 108.2% (Cost $1,108,042,048) (f)		1,121,969,348

Other Assets/(Liabilities) — (8.2)%		(84,582,926)

NET ASSETS — 100.0%		$1,037,386,422

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
WL	Whole Loan
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
JPY	Japanese Yen
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $101,667,404 or 9.80% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Maturity value of $3,203,638. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $3,271,872.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 0.0%

PREFERRED STOCK — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
Citigroup Capital XIII, 3 mo. USD LIBOR + 6.370%, VRN 7.122%	6,050	$159,357

TOTAL PREFERRED STOCK (Cost $162,660)		159,357

TOTAL EQUITIES (Cost $162,660)		159,357

	Principal Amount
BONDS & NOTES — 97.2%

BANK LOANS — 3.4%
Airlines — 0.1%
American Airlines, Inc., New Term Loan 3.250% 6/27/20	$485,109	485,658

Beverages — 0.1%
Keurig Green Mountain, Inc., USD Term Loan B 5.250% 3/03/23	198,303	200,576

Building Materials — 0.1%
ABC Supply Co., Inc., Term Loan 3.500% 4/16/20	327,475	328,172

Coal — 0.1%
Murray Energy Corp., Term Loan B2 8.250% 4/16/20	205,775	174,330

Commercial Services — 0.1%
Brickman Group Ltd. LLC, 1st Lien Term Loan 4.000% 12/18/20	128,030	127,710
Jaguar Holding Co. II, 2015 Term Loan B 4.250% 8/18/22	89,773	90,045
ServiceMaster Co., 2014 Term Loan B 4.250% 7/01/21	19,949	20,124

		237,879

Diversified Financial Services — 0.1%
Ziggo Financing Partnership, USD Term Loan B1 3.652% 1/15/22	107,238	107,123
Ziggo Financing Partnership, USD Term Loan B2A 3.676% 1/15/22	63,553	63,485
Ziggo Financing Partnership, USD Term Loan B3 3.701% 1/15/22	19,748	19,727

		190,335

	Principal Amount	Value
Electric — 0.3%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan 4.250% 12/19/16	$1,060,000	$1,067,420

Health Care – Services — 0.2%
MPH Acquisition Holdings LLC, 2016 Term Loan B 5.000% 6/07/23	306,167	309,851
Select Medical Corp., Series F Term Loan B 6.750% 3/03/21	278,600	280,341

		590,192

Investment Companies — 0.0%
RPI Finance Trust, Term Loan B4 0.000% 11/09/20	99,746	100,066

Leisure Time — 0.0%
Aristocrat Technologies, Inc., 2016 Term Loan B 3.500% 10/20/21	37,383	37,490

Lodging — 0.1%
Boyd Gaming Corp., Term Loan B2 0.000% 9/15/23	160,000	161,120
Hilton Worldwide Finance LLC, Term Loan B2 0.000% 10/25/23	179,550	180,532

		341,652

Machinery – Diversified — 0.0%
Gardner Denver, Inc., USD Term Loan 4.250% 7/30/20	135,800	131,387

Media — 0.4%
Charter Communications Operating LLC, 2016 Term Loan I 3.500% 1/24/23	319,198	321,104
CSC Holdings LLC, 2015 Term Loan B 5.000% 10/09/22	100,000	100,104
Univision Communications, Inc., Term Loan C3 4.000% 3/01/20	344,441	344,944
Univision Communications, Inc., Term Loan C4 4.000% 3/01/20	423,222	423,950

		1,190,102

Packaging & Containers — 0.1%
Berry Plastics Holding Corp., Term Loan H 3.750% 10/01/22	300,244	301,079
Reynolds Group Holdings, Inc., 2016 USD Term Loan 0.000% 2/05/23	20,000	20,056

		321,135

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.2%
DPx Holdings B.V., 2014 USD Incremental Term Loan 4.250% 3/11/21	$354,559	$353,967
Valeant Pharmaceuticals International, Inc., Term Loan B F1 5.500% 4/01/22	255,955	256,621

		610,588

Retail — 0.7%
1011778 B.C. Unlimited Liability Co., Term Loan B2 3.750% 12/10/21	380,937	383,436
Academy, Ltd., 2015 Term Loan B 5.000% 7/01/22	307,793	300,406
Albertsons LLC, 2016 Term Loan B4 4.500% 8/25/21	239,400	241,140
Albertsons LLC, 2016 Term Loan B6 4.750% 6/22/23	80,000	80,764
Dollar Tree, Inc., Term Loan B3 0.000% 7/06/22	105,867	106,529
Michaels Stores, Inc., Term Loan B 3.750% 1/28/20	325,775	326,537
The Neiman Marcus Group, Inc., 2020 Term Loan 4.250% 10/25/20	325,823	299,350
Petco Animal Supplies, Inc., 2016 Term Loan B1 0.000% 1/26/23	320,000	323,155
PetSmart, Inc., Term Loan B1 4.250% 3/11/22	385,125	385,568

		2,446,885

Software — 0.2%
First Data Corp., Extended 2021 Term Loan 4.525% 3/24/21	92,581	93,224
Kronos, Inc., Initial Incremental Term Loan 4.500% 10/30/19	479,631	480,657

		573,881

Specialty Stores — 0.1%
Party City Holdings, Inc., 2015 Term Loan B 4.370% 8/19/22	388,078	389,188

Telecommunications — 0.4%
T-Mobile USA, Inc., Term Loan B 3.500% 11/09/22	99,250	100,008
Telesat Canada, USD Term Loan B2 3.500% 3/28/19	725,564	725,492

	Principal Amount	Value
Virgin Media Investment Holdings Ltd., USD Term Loan F 3.649% 6/30/23	$389,328	$390,878

		1,216,378

Transportation — 0.1%
Air Medical Group Holdings, Inc., Term Loan B 4.250% 4/28/22	158,000	156,371
XPO Logistics, Inc., Term Loan B2 4.250% 10/30/21	319,200	320,863

		477,234

TOTAL BANK LOANS (Cost $11,141,764)		11,110,548

CORPORATE DEBT — 26.4%
Advertising — 0.0%
WPP Finance 2010 5.125% 9/07/42	60,000	66,928

Aerospace & Defense — 0.3%
The Boeing Co. 4.875% 2/15/20	10,000	11,206
The Boeing Co. 6.000% 3/15/19	130,000	144,639
Harris Corp. 5.054% 4/27/45	80,000	91,621
Lockheed Martin Corp. 3.550% 1/15/26	350,000	378,206
Lockheed Martin Corp. 4.500% 5/15/36	60,000	68,277
Raytheon Co. 3.125% 10/15/20	120,000	127,290
United Technologies Corp. 4.500% 6/01/42	100,000	115,822

		937,061

Agriculture — 0.7%
Altria Group, Inc. 2.850% 8/09/22	210,000	219,270
Altria Group, Inc. 4.750% 5/05/21	290,000	327,804
Altria Group, Inc. 5.375% 1/31/44	110,000	138,493
Altria Group, Inc. 9.250% 8/06/19	180,000	218,668
Philip Morris International, Inc. 2.500% 8/22/22	80,000	82,169
Philip Morris International, Inc. 2.900% 11/15/21	240,000	251,885
Philip Morris International, Inc. 4.500% 3/20/42	80,000	90,273
Reynolds American, Inc. 3.250% 6/12/20	65,000	68,384

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reynolds American, Inc. 5.850% 8/15/45	$620,000	$806,067
Reynolds American, Inc. 8.125% 6/23/19	10,000	11,713

		2,214,726

Airlines — 0.1%
Delta Air Lines, Inc., Series 2007-1 Class A 6.821% 2/10/24	184,591	218,278
United Air Lines, Inc. 9.750% 7/15/18	49,110	50,249

		268,527

Auto Manufacturers — 0.5%
Fiat Chrysler Automobiles NV 4.500% 4/15/20	200,000	205,500
Ford Motor Co. 4.750% 1/15/43	180,000	186,480
Ford Motor Credit Co. LLC 3.200% 1/15/21	360,000	369,584
Ford Motor Credit Co. LLC 8.125% 1/15/20	420,000	496,020
General Motors Co. 6.250% 10/02/43	300,000	354,072
General Motors Financial Co., Inc. 3.250% 5/15/18	20,000	20,354
General Motors Financial Co., Inc. 3.450% 4/10/22	30,000	30,429
General Motors Financial Co., Inc. 4.250% 5/15/23	10,000	10,386
General Motors Financial Co., Inc. 4.375% 9/25/21	80,000	85,444

		1,758,269

Automotive & Parts — 0.1%
American Axle & Manufacturing Inc, Series A 6.625% 10/15/22	210,000	222,075
The Goodyear Tire & Rubber Co. 5.000% 5/31/26	110,000	113,162
The Goodyear Tire & Rubber Co. 5.125% 11/15/23	100,000	104,250

		439,487

Banks — 6.2%
Bank of America Corp. 3.300% 1/11/23	90,000	93,165
Bank of America Corp. 3.500% 4/19/26	290,000	301,371
Bank of America Corp. 3.875% 8/01/25	250,000	267,079
Bank of America Corp. 4.000% 4/01/24	270,000	290,955

	Principal Amount	Value
Bank of America Corp. 4.000% 1/22/25	$270,000	$279,824
Bank of America Corp. 4.125% 1/22/24	290,000	314,504
Bank of America Corp. 4.200% 8/26/24	380,000	402,399
Bank of America Corp. 4.875% 4/01/44	220,000	254,964
Bank of America Corp. 5.000% 5/13/21	220,000	245,936
Bank of America Corp. 5.000% 1/21/44	420,000	494,442
Bank of America Corp. 5.625% 7/01/20	210,000	235,737
Bank of America Corp. 5.650% 5/01/18	90,000	95,469
Bank of America Corp. 5.750% 12/01/17	30,000	31,432
Bank of America Corp. 3 mo. USD LIBOR + 3.705%, VRN 6.250% 9/29/49	200,000	208,270
Bank of America Corp. 7.625% 6/01/19	40,000	45,904
Barclays Bank PLC (a) 6.050% 12/04/17	130,000	135,936
BNP Paribas SA 2.375% 9/14/17	130,000	131,006
BNP Paribas SA (a) 4.375% 9/28/25	200,000	204,808
CIT Group Inc 5.000% 8/15/22	180,000	191,250
CIT Group, Inc. 5.000% 8/01/23	130,000	137,638
Citigroup, Inc. 4.300% 11/20/26	1,070,000	1,122,204
Citigroup, Inc. 4.400% 6/10/25	340,000	359,989
Citigroup, Inc. 4.450% 9/29/27	540,000	565,095
Citigroup, Inc. 4.650% 7/30/45	630,000	711,044
Citigroup, Inc. 3 mo. USD LIBOR + 3.905%, VRN 5.950% 12/29/49	500,000	510,050
Citigroup, Inc. 3 mo. USD LIBOR + 3.423%, VRN 6.300% 12/29/49	150,000	154,125
Citigroup, Inc. 6.625% 6/15/32	20,000	24,750
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	76,667
Cooperatieve Rabobank UA 4.375% 8/04/25	280,000	295,477

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cooperatieve Rabobank UA 4.625% 12/01/23	$250,000	$269,976
Cooperatieve Rabobank UA 5.250% 8/04/45	295,000	336,583
Cooperatieve Rabobank UA 3 mo. USD LIBOR + 10.868%, VRN (a) 11.000% 12/29/49	210,000	254,362
Credit Agricole SA 3 mo. USD LIBOR + 6.982%, VRN (a) 8.375% 10/29/49	480,000	541,594
Credit Suisse Group Funding Guernsey Ltd. 4.875% 5/15/45	260,000	274,628
The Goldman Sachs Group, Inc. 2.375% 1/22/18	70,000	70,774
The Goldman Sachs Group, Inc. 3.850% 7/08/24	90,000	95,557
The Goldman Sachs Group, Inc. 4.250% 10/21/25	190,000	199,955
The Goldman Sachs Group, Inc. 4.750% 10/21/45	180,000	202,006
The Goldman Sachs Group, Inc. 5.150% 5/22/45	430,000	468,921
HSBC Holdings PLC 3.400% 3/08/21	490,000	506,788
HSBC Holdings PLC 3.900% 5/25/26	370,000	383,329
HSBC Holdings PLC 4.250% 8/18/25	330,000	338,785
HSBC Holdings PLC 6.500% 9/15/37	300,000	384,276
ING Bank NV (a) 5.800% 9/25/23	210,000	234,735
Intesa Sanpaolo SpA (a) 5.017% 6/26/24	450,000	410,655
JP Morgan Chase & Co. 3.625% 5/13/24	80,000	85,080
JP Morgan Chase & Co. 3.875% 9/10/24	300,000	315,832
JP Morgan Chase & Co. 4.950% 6/01/45	290,000	324,840
M&T Bank Corp. 6.875% 12/29/49	440,000	442,420
Nordea Bank AB (a) 4.875% 5/13/21	390,000	434,353
Royal Bank of Scotland Group PLC 6.000% 12/19/23	240,000	250,132
Royal Bank of Scotland Group PLC 6.100% 6/10/23	210,000	220,106
Royal Bank of Scotland Group PLC 6.125% 12/15/22	110,000	116,558
Royal Bank of Scotland NV 4.650% 6/04/18	70,000	71,893

	Principal Amount	Value
Standard Chartered PLC (a) 5.700% 3/26/44	$470,000	$500,169
State Street Corp. STEP 4.956% 3/15/18	280,000	292,314
UBS Group Funding Jersey Ltd. (a) 4.125% 9/24/25	530,000	555,434
Wachovia Capital Trust III 3 mo. USD LIBOR + .930%, VRN 5.570% 3/29/49	630,000	628,362
Wells Fargo & Co. 3.450% 2/13/23	120,000	123,743
Wells Fargo & Co. 4.300% 7/22/27	610,000	657,420
Wells Fargo & Co. 4.400% 6/14/46	130,000	132,346
Wells Fargo & Co. 4.480% 1/16/24	991,000	1,084,309
Wells Fargo & Co. 4.600% 4/01/21	40,000	44,162
Wells Fargo & Co. 4.650% 11/04/44	60,000	63,118
Wells Fargo & Co. 4.900% 11/17/45	290,000	319,293
Wells Fargo & Co. 5.375% 11/02/43	110,000	127,705
Wells Fargo & Co. 3 mo. USD LIBOR + 3.990%, VRN 5.875% 12/29/49	70,000	75,950
Wells Fargo Bank NA 6.000% 11/15/17	250,000	262,798

		20,282,751

Beverages — 1.2%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	190,000	196,060
Anheuser-Busch InBev Finance, Inc. 3.300% 2/01/23	260,000	274,432
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	770,000	826,980
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	1,030,000	1,225,474
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	244,740
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	111,125
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	290,443
Diageo Capital PLC 4.828% 7/15/20	200,000	223,506
Diageo Investment Corp. 2.875% 5/11/22	150,000	157,399

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Molson Coors Brewing Co. 3.500% 5/01/22	$30,000	$32,126
PepsiCo, Inc. 4.000% 3/05/42	50,000	54,346
Pernod Ricard SA (a) 2.950% 1/15/17	180,000	180,750
Pernod Ricard SA (a) 4.450% 1/15/22	250,000	275,749

		4,093,130

Biotechnology — 0.4%
Amgen, Inc. 3.625% 5/22/24	30,000	32,146
Amgen, Inc. (a) 4.663% 6/15/51	34,000	36,339
Celgene Corp. 3.550% 8/15/22	40,000	42,499
Celgene Corp. 3.625% 5/15/24	40,000	42,101
Celgene Corp. 3.875% 8/15/25	140,000	149,689
Celgene Corp. 5.000% 8/15/45	210,000	236,443
Celgene Corp. 5.250% 8/15/43	70,000	79,155
Gilead Sciences, Inc. 3.700% 4/01/24	210,000	226,070
Gilead Sciences, Inc. 4.500% 2/01/45	120,000	128,143
Gilead Sciences, Inc. 4.750% 3/01/46	330,000	368,792

		1,341,377

Chemicals — 0.2%
Ecolab, Inc. 4.350% 12/08/21	50,000	56,135
OCP SA (a) 4.500% 10/22/25	330,000	334,429
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	54,788
Westlake Chemical Corp. (a) 4.625% 2/15/21	190,000	198,550
Westlake Chemical Corp. (a) 4.875% 5/15/23	90,000	94,050

		737,952

Commercial Services — 0.1%
Catholic Health Initiatives 4.350% 11/01/42	20,000	19,830
United Business Media Ltd. (a) 5.750% 11/03/20	110,000	119,207
United Rentals North America, Inc. 5.500% 7/15/25	140,000	142,800

	Principal Amount	Value
United Rentals North America, Inc. 5.875% 9/15/26	$90,000	$92,700

		374,537

Computers — 0.4%
Apple, Inc. 2.450% 8/04/26	370,000	370,362
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 3.480% 6/01/19	470,000	483,381
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 4.420% 6/15/21	380,000	397,145

		1,250,888

Diversified Financial — 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.750% 5/15/19	150,000	153,187
Ally Financial, Inc. 3.500% 1/27/19	80,000	80,700
Ally Financial, Inc. 7.500% 9/15/20	296,000	336,700
Boeing Capital Corp. 4.700% 10/27/19	150,000	165,174
Citigroup, Inc. 3 mo. USD LIBOR + 3.466%, VRN 5.350% 12/31/49	100,000	98,825
Citigroup, Inc. 5.500% 9/13/25	170,000	193,874
Citigroup, Inc. 3 mo. USD LIBOR + 4.230%, VRN 5.900% 12/29/49	40,000	41,400
Citigroup, Inc. 3 mo. USD LIBOR + 4.068%, VRN 5.950% 12/31/49	100,000	103,593
Citigroup, Inc. 8.125% 7/15/39	10,000	15,721
Federal National Mortgage Association 0.010% 10/09/19	1,460,000	1,401,743
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	215,000	220,824
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	380,000	426,499
General Electric Co. 4.375% 9/16/20	10,000	11,080
General Electric Co. 4.650% 10/17/21	170,000	193,684
General Electric Co. 5.300% 2/11/21	75,000	85,936
General Electric Co. 5.875% 1/14/38	86,000	115,179

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Co. 6.875% 1/10/39	$116,000	$174,728
The Goldman Sachs Group, Inc. 4.000% 3/03/24	100,000	107,379
The Goldman Sachs Group, Inc. 5.250% 7/27/21	100,000	112,896
The Goldman Sachs Group, Inc. 6.000% 6/15/20	290,000	329,836
The Goldman Sachs Group, Inc. 6.250% 2/01/41	770,000	1,006,832
The Goldman Sachs Group, Inc. 6.750% 10/01/37	60,000	76,399
HSBC Finance Corp. 6.676% 1/15/21	460,000	529,119
Hyundai Capital America (a) 2.125% 10/02/17	70,000	70,346
John Deere Capital Corp. 1.700% 1/15/20	40,000	40,110
John Deere Capital Corp. 2.250% 4/17/19	100,000	102,304
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	43,922
KKR Group Finance Co. II LLC (a) 5.500% 2/01/43	20,000	21,094
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	118,674
Morgan Stanley 4.750% 3/22/17	40,000	40,659
Morgan Stanley 5.500% 7/24/20	200,000	224,126
Quicken Loans, Inc. (a) 5.750% 5/01/25	90,000	89,325
Synchrony Financial 2.700% 2/03/20	200,000	202,506
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	290,258
Visa, Inc. 3.150% 12/14/25	490,000	517,602
Visa, Inc. 4.300% 12/14/45	260,000	300,475

		8,042,709

Electric — 1.0%
AES Corp. 4.875% 5/15/23	230,000	233,450
AES Corp. 5.500% 3/15/24	10,000	10,406
AES Corp. 5.500% 4/15/25	90,000	92,700
Duke Energy Corp. 3.750% 4/15/24	100,000	107,988
Exelon Corp. 5.625% 6/15/35	290,000	346,515

	Principal Amount	Value
FirstEnergy Corp. 2.750% 3/15/18	$70,000	$70,814
FirstEnergy Corp. 4.250% 3/15/23	310,000	328,731
FirstEnergy Corp. Series C 7.375% 11/15/31	630,000	818,502
Majapahit Holding BV (b) 7.750% 1/20/20	370,000	425,500
Midamerican Energy Holdings Co., Series A 6.500% 9/15/37	40,000	55,006
Pacific Gas & Electric Co. 5.800% 3/01/37	110,000	144,694
Pacific Gas & Electric Co. 6.050% 3/01/34	520,000	693,425
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	56,699

		3,384,430

Electronics — 0.0%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	95,722

Engineering & Construction — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	22,852

Entertainment — 0.0%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	40,000	43,000

Environmental Controls — 0.1%
Waste Management, Inc. 3.500% 5/15/24	90,000	97,033
Waste Management, Inc. 4.600% 3/01/21	30,000	33,323
Waste Management, Inc. 7.375% 5/15/29	50,000	70,628

		200,984

Foods — 0.4%
Kraft Heinz Foods Co. 3.500% 6/06/22	170,000	180,626
Kraft Heinz Foods Co. 5.375% 2/10/20	136,000	151,835
Kraft Heinz Foods Co. 3.950% 7/15/25	100,000	108,194
Kraft Heinz Foods Co. (a) 4.875% 2/15/25	122,000	134,540
Kraft Heinz Foods Co. 5.000% 7/15/35	120,000	138,579
Kraft Heinz Foods Co. 5.200% 7/15/45	70,000	82,784
The Kroger Co. 6.400% 8/15/17	30,000	31,366

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mondelez International, Inc. 4.000% 2/01/24	$260,000	$285,170
Tyson Foods, Inc. 5.150% 8/15/44	40,000	47,112
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	40,000	40,649
WM Wrigley Jr. Co. (a) 2.900% 10/21/19	130,000	134,502
WM Wrigley Jr. Co. (a) 3.375% 10/21/20	10,000	10,585

		1,345,942

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	130,000	138,988

Health Care – Products — 0.3%
Becton Dickinson & Co. 3.734% 12/15/24	140,000	151,832
Becton Dickinson & Co. 4.685% 12/15/44	50,000	57,024
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.500% 4/15/25	10,000	9,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.625% 10/15/23	40,000	38,300
Medtronic, Inc. 3.125% 3/15/22	180,000	190,647
Medtronic, Inc. 3.500% 3/15/25	260,000	279,985
Medtronic, Inc. 4.625% 3/15/45	190,000	223,248

		950,536

Health Care – Services — 0.6%
Aetna, Inc. 2.400% 6/15/21	190,000	192,200
Aetna, Inc. 2.800% 6/15/23	40,000	40,846
Aetna, Inc. 3.200% 6/15/26	290,000	294,850
Anthem, Inc. 5.875% 6/15/17	20,000	20,627
Anthem, Inc. 7.000% 2/15/19	50,000	56,145
Centene Corp. 4.750% 5/15/22	20,000	20,650
Centene Corp. 5.625% 2/15/21	90,000	95,400
Centene Corp. 6.125% 2/15/24	50,000	54,250
DaVita, Inc. 5.000% 5/01/25	20,000	20,075

	Principal Amount	Value
Fresenius Medical Care US Finance II, Inc. (a) 4.125% 10/15/20	$50,000	$52,635
Fresenius Medical Care US Finance II, Inc. (a) 4.750% 10/15/24	70,000	73,500
Fresenius Medical Care US Finance II, Inc. (a) 5.875% 1/31/22	50,000	56,625
HCA, Inc. 5.250% 6/15/26	70,000	74,375
HCA, Inc. 5.875% 3/15/22	190,000	209,475
HCA, Inc. 5.875% 5/01/23	80,000	85,200
HCA, Inc. 6.500% 2/15/20	60,000	66,450
HCA, Inc. 7.500% 2/15/22	40,000	45,900
Humana, Inc. 3.150% 12/01/22	40,000	41,490
Humana, Inc. 4.625% 12/01/42	70,000	73,683
Tenet Healthcare Corp. 6.750% 6/15/23	10,000	9,300
Tenet Healthcare Corp. 8.125% 4/01/22	140,000	140,000
UnitedHealth Group, Inc. 3.750% 7/15/25	50,000	54,908
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	91,896
WellPoint, Inc. 3.125% 5/15/22	50,000	52,045
WellPoint, Inc. 3.700% 8/15/21	70,000	74,995

		1,997,520

Home Builders — 0.1%
NVR, Inc. 3.950% 9/15/22	100,000	106,486
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 5.250% 4/15/21	120,000	123,900

		230,386

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.750% 10/15/20	10,000	10,313
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC STEP 6.875% 2/15/21	150,000	155,625

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (a) 5.125% 7/15/23	$60,000	$61,950
Spectrum Brands, Inc. 5.750% 7/15/25	60,000	64,800

		292,688

Housewares — 0.1%
Newell Brands, Inc. 3.150% 4/01/21	80,000	83,349
Newell Brands, Inc. 3.850% 4/01/23	170,000	180,959
Newell Brands, Inc. 4.200% 4/01/26	140,000	152,475

		416,783

Insurance — 0.7%
American International Group, Inc. 3.750% 7/10/25	210,000	220,258
American International Group, Inc. 3 mo. USD LIBOR + 2.056%, VRN 6.250% 3/15/87	234,000	246,870
Chubb INA Holdings, Inc. 2.300% 11/03/20	70,000	71,820
Chubb INA Holdings, Inc. 3.350% 5/03/26	90,000	96,368
Chubb INA Holdings, Inc. 4.350% 11/03/45	230,000	265,851
MetLife Capital Trust IV (a) 7.875% 12/15/37	200,000	250,920
MetLife, Inc. 6.400% 12/15/36	190,000	210,306
Teachers Insurance & Annuity Association of America (a) 4.900% 9/15/44	200,000	224,943
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	260,000	353,473
Voya Financial, Inc. STEP 2.900% 2/15/18	31,000	31,582
Voya Financial, Inc. 5.700% 7/15/43	200,000	223,955

		2,196,346

Internet — 0.1%
Amazon.com, Inc. 4.950% 12/05/44	180,000	219,349
Netflix, Inc. 5.875% 2/15/25	50,000	54,000

		273,349

Iron & Steel — 0.3%
ArcelorMittal STEP 7.250% 2/25/22	50,000	56,750

	Principal Amount	Value
ArcelorMittal STEP 8.000% 10/15/39	$60,000	$64,800
Glencore Funding LLC (a) 2.875% 4/16/20	540,000	535,680
Steel Dynamics, Inc. 6.375% 8/15/22	60,000	63,150
Vale Overseas Ltd. 6.875% 11/21/36	361,000	350,892

		1,071,272

Leisure Time — 0.1%
NCL Corp. Ltd. (a) 4.625% 11/15/20	140,000	140,000

Manufacturing — 0.2%
Eaton Corp. 1.500% 11/02/17	70,000	70,174
Eaton Corp. 2.750% 11/02/22	570,000	589,231
General Electric Co. 4.500% 3/11/44	60,000	69,074

		728,479

Media — 1.2%
21st Century Fox America, Inc. 6.200% 12/15/34	20,000	25,296
21st Century Fox America, Inc. 6.650% 11/15/37	30,000	39,553
Charter Communications Operating LLC/Charter Communications Operating Capital (a) 4.464% 7/23/22	30,000	32,372
Charter Communications Operating LLC/Charter Communications Operating Capital (a) 4.908% 7/23/25	130,000	143,397
Charter Communications Operating LLC/Charter Communications Operating Capital (a) 6.484% 10/23/45	10,000	12,093
Comcast Corp. 3.375% 2/15/25	140,000	149,844
Comcast Corp. 3.375% 8/15/25	190,000	204,181
Comcast Corp. 4.200% 8/15/34	160,000	176,914
Comcast Corp. 4.250% 1/15/33	20,000	22,213
Comcast Corp. 6.400% 3/01/40	80,000	112,162
Comcast Corp. 6.950% 8/15/37	160,000	233,265
DISH DBS Corp. 5.875% 7/15/22	80,000	82,218

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DISH DBS Corp. 5.875% 11/15/24	$420,000	$414,750
NBCUniversal Media LLC 4.375% 4/01/21	170,000	189,158
SFR Group SA (a) 7.375% 5/01/26	320,000	327,101
Time Warner Cable, Inc. 4.125% 2/15/21	140,000	148,603
Time Warner Cable, Inc. 5.500% 9/01/41	20,000	21,348
Time Warner Cable, Inc. 5.875% 11/15/40	260,000	288,727
Time Warner Cable, Inc. 6.550% 5/01/37	70,000	82,994
Time Warner Cable, Inc. 6.750% 6/15/39	120,000	145,986
Time Warner Cable, Inc. 7.300% 7/01/38	80,000	102,368
Time Warner Cable, Inc. 8.250% 4/01/19	230,000	264,837
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	27,235
Time Warner, Inc. 4.750% 3/29/21	200,000	223,975
Time Warner, Inc. 6.250% 3/29/41	20,000	25,764
Time Warner, Inc. 7.700% 5/01/32	300,000	426,565
Viacom, Inc. 3.875% 4/01/24	30,000	30,920
Viacom, Inc. 4.250% 9/01/23	50,000	53,132

		4,006,971

Mining — 0.8%
Barrick Gold Corp. 4.100% 5/01/23	54,000	58,235
Barrick Gold Corp. 6.950% 4/01/19	61,000	68,104
Barrick NA Finance LLC 4.400% 5/30/21	180,000	197,173
Barrick NA Finance LLC 5.700% 5/30/41	90,000	102,415
BHP Billiton Finance USA Ltd. 2.875% 2/24/22	40,000	41,995
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	130,000	153,649
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	410,000	459,247
BHP Billiton Finance USA Ltd. USD 5 year swap rate + 5.093%, VRN (a) 6.750% 10/20/25	500,000	566,250
FMG Resources August 2006 Pty Ltd. (a) 9.750% 3/01/22	30,000	34,800

	Principal Amount	Value
Freeport-McMoRan, Inc. 4.000% 11/14/21	$170,000	$160,862
Freeport-McMoRan, Inc. 5.450% 3/15/43	80,000	64,200
Glencore Finance Canada (a) 2.700% 10/25/17	320,000	320,480
Glencore Finance Canada (a) 5.800% 11/15/16	60,000	60,210
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	20,000	21,628
Southern Copper Corp. 5.250% 11/08/42	400,000	378,108

		2,687,356

Oil & Gas — 3.0%
Anadarko Petroleum Corp. 4.850% 3/15/21	390,000	418,672
Anadarko Petroleum Corp. 5.550% 3/15/26	20,000	22,601
Anadarko Petroleum Corp. 6.450% 9/15/36	60,000	70,098
Antero Resources Corp. 5.375% 11/01/21	10,000	10,113
Apache Corp. 5.100% 9/01/40	330,000	342,273
Apache Corp. 6.000% 1/15/37	30,000	34,227
BP Capital Markets PLC 3.119% 5/04/26	290,000	296,352
BP Capital Markets PLC 3.506% 3/17/25	80,000	84,798
BP Capital Markets PLC 3.561% 11/01/21	20,000	21,472
Chesapeake Energy Corp. 5.750% 3/15/23	20,000	17,000
Chevron Corp. 2.954% 5/16/26	380,000	392,653
CNOOC Finance 2015 USA LLC 3.500% 5/05/25	550,000	565,963
Concho Resources, Inc. 5.500% 4/01/23	20,000	20,625
Concho Resources, Inc. 6.500% 1/15/22	98,000	101,675
Conoco, Inc. 6.950% 4/15/29	125,000	158,956
Continental Resources, Inc. 4.500% 4/15/23	10,000	9,600
Devon Energy Corp. 3.250% 5/15/22	100,000	99,285
Devon Energy Corp. 5.000% 6/15/45	330,000	321,036
Devon Energy Corp. 5.600% 7/15/41	170,000	171,528

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Devon Energy Corp. 5.850% 12/15/25	$170,000	$191,314
Devon Financing Corp. LLC 7.875% 9/30/31	60,000	74,327
Ecopetrol SA 5.875% 5/28/45	530,000	486,169
Ensco PLC 4.700% 3/15/21	80,000	71,760
EOG Resources, Inc. 4.150% 1/15/26	120,000	131,065
Exxon Mobil Corp. 3.043% 3/01/26	240,000	251,587
Exxon Mobil Corp. 4.114% 3/01/46	70,000	78,246
Kerr-McGee Corp. 6.950% 7/01/24	230,000	276,491
Kerr-McGee Corp. 7.875% 9/15/31	130,000	161,260
Noble Energy, Inc. 5.250% 11/15/43	30,000	30,537
Noble Energy, Inc. 8.250% 3/01/19	300,000	343,213
Oasis Petroleum, Inc. 6.500% 11/01/21	30,000	28,650
Oasis Petroleum, Inc. 6.875% 3/15/22	10,000	9,575
Occidental Petroleum Corp. 3.125% 2/15/22	120,000	125,947
Occidental Petroleum Corp. 3.400% 4/15/26	170,000	179,351
Occidental Petroleum Corp. 4.625% 6/15/45	80,000	90,425
Petrobras Global Finance BV 5.375% 1/27/21	660,000	652,740
Petrobras Global Finance BV 6.250% 3/17/24	240,000	233,400
Petrobras International Finance Co. 5.750% 1/20/20	142,000	146,331
Petroleos Mexicanos 6.375% 1/23/45	220,000	210,100
Petroleos Mexicanos 6.625% 6/15/35	623,000	634,121
Petroleos Mexicanos (a) 6.875% 8/04/26	160,000	180,400
Pride International, Inc. 6.875% 8/15/20	40,000	39,500
Pride International, Inc. 8.500% 6/15/19	100,000	108,750
QEP Resources, Inc. 6.875% 3/01/21	170,000	177,225
Range Resources Corp. 4.875% 5/15/25	40,000	38,400

	Principal Amount	Value
Range Resources Corp. (a) 5.000% 3/15/23	$240,000	$234,600
Shell International Finance BV 2.875% 5/10/26	380,000	385,680
Shell International Finance BV 4.000% 5/10/46	60,000	61,380
Shell International Finance BV 4.125% 5/11/35	100,000	107,260
Shell International Finance BV 4.375% 3/25/20	210,000	229,207
Shell International Finance BV 4.375% 5/11/45	190,000	205,085
Sinopec Group Overseas Development 2014 Ltd. (a) 4.375% 4/10/24	330,000	365,115
SM Energy Co. 5.000% 1/15/24	30,000	28,200
Transocean, Inc. STEP 6.800% 12/15/16	70,000	70,328
Whiting Petroleum Corp. 5.750% 3/15/21	10,000	9,350
Whiting Petroleum Corp. 6.250% 4/01/23	200,000	182,500
WPX Energy, Inc. 6.000% 1/15/22	30,000	29,944

		10,018,460

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 3.200% 8/15/21	55,000	57,356
Halliburton Co. 3.800% 11/15/25	240,000	248,127
Halliburton Co. 4.850% 11/15/35	30,000	32,155
Halliburton Co. 5.000% 11/15/45	70,000	76,405
Plains Exploration & Production Co. 6.500% 11/15/20	26,000	26,683
Plains Exploration & Production Co. 6.875% 2/15/23	36,000	37,305
Schlumberger Holdings Corp. (a) 3.000% 12/21/20	190,000	198,119
Schlumberger Holdings Corp. (a) 4.000% 12/21/25	150,000	163,196
Schlumberger Norge AS (a) 4.200% 1/15/21	10,000	10,910
SESI LLC 7.125% 12/15/21	20,000	19,550

		869,806

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3 mo. USD LIBOR + 3.000%, FRN (a) 3.850% 12/15/19	$200,000	$202,760
Rock Tenn Co. 3.500% 3/01/20	80,000	83,537
Rock Tenn Co. 4.000% 3/01/23	30,000	31,681

		317,978

Pharmaceuticals — 0.5%
AbbVie, Inc. 1.750% 11/06/17	80,000	80,263
AbbVie, Inc. 2.900% 11/06/22	80,000	82,031
AbbVie, Inc. 3.600% 5/14/25	130,000	135,884
Actavis Funding SCS 3.450% 3/15/22	30,000	31,495
Actavis Funding SCS 3.800% 3/15/25	180,000	190,504
Actavis Funding SCS 4.550% 3/15/35	30,000	31,866
Actavis Funding SCS 4.750% 3/15/45	210,000	229,619
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	189,415
Merck & Co., Inc. 2.750% 2/10/25	150,000	155,439
Pfizer, Inc. 6.200% 3/15/19	240,000	267,285
Valeant Pharmaceuticals Co. (a) 5.375% 3/15/20	300,000	277,500
Valeant Pharmaceuticals Co. (a) 7.500% 7/15/21	10,000	9,681

		1,680,982

Pipelines — 0.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	70,000	70,750
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	360,108
Enterprise Products Operating LLC 5.700% 2/15/42	40,000	45,337
Kinder Morgan Energy Partners LP 3.500% 9/01/23	120,000	120,187
Kinder Morgan, Inc. 5.300% 12/01/34	90,000	89,728
MPLX LP 4.875% 12/01/24	150,000	155,149
MPLX LP 4.875% 6/01/25	140,000	144,659

	Principal Amount	Value
MPLX LP 5.500% 2/15/23	$80,000	$82,648
Regency Energy Partners LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	30,202
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/01/22	100,000	110,268
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	28,000	28,976
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	6,423
Transcontinental Gas Pipe Line Co. LLC (a) 7.850% 2/01/26	280,000	362,499
The Williams Cos., Inc. 5.750% 6/24/44	60,000	61,800
The Williams Cos., Inc. 7.750% 6/15/31	78,000	89,115
The Williams Cos., Inc. 7.875% 9/01/21	10,000	11,575
The Williams Cos., Inc. Series A 7.500% 1/15/31	240,000	273,600
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	140,000	141,644

		2,184,668

Real Estate — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 3.750% 9/17/24	220,000	231,247
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 4.750% 9/17/44	250,000	270,219

		501,466

Retail — 0.6%
1011778 B.C. Unlimited Liability Co./New Red Finance, Inc. (a) 6.000% 4/01/22	110,000	115,225
CVS Health Corp. 2.750% 12/01/22	120,000	123,553
CVS Health Corp. 3.875% 7/20/25	124,000	134,988
CVS Health Corp. 5.125% 7/20/45	400,000	489,458
CVS Pass-Through Trust (a) 5.298% 1/11/27	9,902	11,000
CVS Pass-Through Trust 5.880% 1/10/28	107,257	122,739
CVS Pass-Through Trust 6.036% 12/10/28	92,058	106,792

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CVS Pass-Through Trust 6.943% 1/10/30	$77,085	$93,953
Dollar Tree, Inc. 5.750% 3/01/23	130,000	139,912
McDonald’s Corp. 3.700% 1/30/26	200,000	215,169
QVC, Inc. 5.950% 3/15/43	10,000	9,474
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	71,796
Walgreens Boots Alliance, Inc. 3.450% 6/01/26	260,000	269,911

		1,903,970

Savings & Loans — 0.0%
The Goldman Sachs Capital II 3 mo. USD LIBOR + .768%, VRN 5.793% 12/29/49	18,000	14,670
ILFC E-Capital Trust II VRN (a) 4.250% 12/21/65	10,000	7,975

		22,645

Semiconductors — 0.1%
Intel Corp. 3.700% 7/29/25	70,000	77,659
Intel Corp. 4.900% 7/29/45	50,000	59,640
Micron Technology, Inc. (a) 5.625% 1/15/26	20,000	19,150
National Semiconductor Corp. 6.600% 6/15/17	30,000	31,200

		187,649

Software — 0.5%
Activision Blizzard, Inc. (a) 5.625% 9/15/21	80,000	83,472
Activision Blizzard, Inc. (a) 6.125% 9/15/23	40,000	43,950
First Data Corp. (a) 5.000% 1/15/24	140,000	142,100
First Data Corp. (a) 7.000% 12/01/23	420,000	444,150
Microsoft Corp. 2.400% 8/08/26	620,000	620,525
Oracle Corp. 1.200% 10/15/17	260,000	260,010

		1,594,207

Telecommunications — 1.7%
Altice Financing SA (a) 6.625% 2/15/23	200,000	205,250
America Movil SAB de CV 5.000% 3/30/20	100,000	109,895
America Movil SAB de CV 5.625% 11/15/17	160,000	167,688

	Principal Amount	Value
AT&T, Inc. 3.000% 2/15/22	$60,000	$61,952
AT&T, Inc. 3.400% 5/15/25	770,000	791,104
AT&T, Inc. 4.350% 6/15/45	110,000	108,356
AT&T, Inc. (a) 4.500% 3/09/48	166,000	166,869
AT&T, Inc. 5.500% 2/01/18	30,000	31,608
AT&T, Inc. 5.800% 2/15/19	200,000	219,376
Bharti Airtel Ltd. (a) 4.375% 6/10/25	440,000	455,673
CenturyLink, Inc. 5.625% 4/01/25	60,000	57,450
CenturyLink, Inc. 5.800% 3/15/22	60,000	61,500
Qwest Corp. 6.875% 9/15/33	85,000	84,736
Rogers Communications, Inc. 6.800% 8/15/18	120,000	131,517
Sprint Capital Corp. 8.750% 3/15/32	190,000	193,800
Sprint Corp. 7.250% 9/15/21	110,000	110,413
Sprint Corp. 7.625% 2/15/25	400,000	396,000
Sprint Corp. 7.875% 9/15/23	30,000	30,188
Telefonica Emisiones SAU 5.877% 7/15/19	80,000	88,843
Telefonica Emisiones SAU 6.221% 7/03/17	60,000	62,104
Verizon Communications, Inc. 4.500% 9/15/20	20,000	21,947
Verizon Communications, Inc. 4.862% 8/21/46	90,000	100,806
Verizon Communications, Inc. 5.150% 9/15/23	240,000	279,583
Verizon Communications, Inc. 6.000% 4/01/41	130,000	163,764
Verizon Communications, Inc. 6.400% 9/15/33	311,000	402,946
Verizon Communications, Inc. 6.550% 9/15/43	562,000	759,872
West Corp. (a) 4.750% 7/15/21	60,000	61,800
West Corp. (a) 5.375% 7/15/22	130,000	127,400

		5,452,440

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.0%
Florida East Coast Holdings Corp. (a) 6.750% 5/01/19	$130,000	$133,250

TOTAL CORPORATE DEBT (Cost $81,258,072)		86,899,467

MUNICIPAL OBLIGATIONS — 0.1%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	50,000	59,007
State of California 5.000% 4/01/42	70,000	83,025
State of California 5.000% 11/01/43	50,000	60,469
Tennessee Valley Authority 5.250% 9/15/39	130,000	180,078

		382,579

TOTAL MUNICIPAL OBLIGATIONS (Cost $301,802)		382,579

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.5%
Automobile ABS — 0.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A (a) 2.970% 2/20/20	150,000	153,048
Hertz 2015 (a) 3.520% 3/25/21	500,000	506,310
Hertz 2015 (a) 4.350% 3/25/21	250,000	249,504
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 (a) 1.830% 8/25/19	120,000	119,676
Hertz Vehicle Financing LLC (a) 2.730% 3/25/21	250,000	253,373

		1,281,911

Commercial MBS — 5.8%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AJ, VRN 5.801% 4/10/49	150,000	140,131
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA, VRN (a) 5.988% 7/10/17	790,404	539,087
BBCCRE Trust, Series 2015-GTP, Class E, VRN (a) 4.715% 8/10/33	1,020,000	918,757
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class AJ 5.273% 12/11/38	250,000	246,496

	Principal Amount	Value
CD Mortgage Trust, Series 2007-CD4, Class AJ, VRN 5.398% 12/11/49	$9,230	$7,417
CD Mortgage Trust, Series 2006-CD2, Class AJ, VRN 5.576% 1/15/46	234,148	161,946
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E, 1 mo. LIBOR + 3.000%, FRN (a) 3.524% 2/15/31	250,000	237,263
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class D (a) 3.110% 4/10/48	400,000	280,188
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS 3.571% 2/10/48	390,000	411,904
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class E, VRN (a) 4.566% 3/10/47	270,000	190,397
COMM 2006-C8 Mortgage Trust, Series 2006-C8, Class AJ 5.377% 12/10/46	230,000	224,793
COMM 2012-CR1 Mortgage Trust, Series 2012-CR1, Class XA, VRN 2.206% 5/15/45	2,160,728	167,299
COMM 2013-CR9 Mortgage Trust, Series 2013-CR9, Class E, VRN (a) 4.398% 7/10/45	280,000	203,229
COMM 2013-LC13 Mortgage Trust, Series 2013-LC13, Class E, VRN (a) 3.719% 8/10/46	440,000	304,170
COMM 2014-SAVA Mortgage Trust, Series 2014-SAVA, Class D, 1 mo. LIBOR + 3.100%, FRN (a) 3.625% 6/15/34	250,000	248,172
COMM 2015-LC19 Mortgage Trust, Series 2015-LC19, Class C, VRN 4.405% 2/10/48	120,000	124,822
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ 5.373% 12/15/39	250,000	231,303
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM, VRN 5.869% 9/15/40	80,000	71,506
Credit Suisse Mortgage Trust, Series 2015-GLPA, Class A (a) 3.881% 11/15/37	140,000	155,035
Credit Suisse Mortgage Trust, Series 2014-USA, Class A2 (a) 3.953% 9/15/37	190,000	205,014
Credit Suisse Mortgage Trust, Series 2014-TIKI, Class F, 1 mo. LIBOR + 3.823%, FRN (a) 4.347% 9/15/38	500,000	484,490

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2014-USA, Class E (a) 4.373% 9/15/37	$240,000	$207,700
Credit Suisse Mortgage Trust, Series 2014-USA, Class F (a) 4.373% 9/15/37	230,000	189,490
Credit Suisse Mortgage Trust, Series 2015, Class TF, 1 mo. LIBOR + 4.143%, FRN (a) 4.667% 3/15/17	270,000	257,850
Credit Suisse Mortgage Trust, Series 2015, Class F, 1 mo. LIBOR + 4.500%, FRN (a) 5.024% 3/15/17	260,000	246,457
Credit Suisse Mortgage Trust, Series 2015-SAMZ, Class MZ, 1 mo. LIBOR + 5.736%, FRN (a) 6.260% 8/15/22	1,000,000	955,060
EQTY Mortgage Trust, Series 2014-INNS, Class D, 1 mo. LIBOR + 2.350%, FRN (a) 2.867% 5/08/31	190,000	185,825
FREMF Mortgage Trust, Series 2012-K20, Class X2A (a) 0.200% 5/25/45	3,456,004	31,355
FREMF Mortgage Trust, Series 2015-K48, Class C, VRN (a) 1.000% 8/25/48	315,000	267,434
GE Business Loan Trust, Series 2005-2A, Class B, 1 mo. LIBOR + .500%, FRN (a) 1.024% 11/15/33	108,264	100,142
GE Business Loan Trust, Series 2006-2A, Class D, 1 mo. LIBOR + .750%, FRN (a) 1.274% 11/15/34	220,073	181,061
GE Commercial Mortgage Corp., Series 2007-C1, Class AJ, VRN 5.677% 12/10/49	60,000	38,188
GS Mortgage Securities Corp II, Series 2011-GC5, Class XA, VRN (a) 1.540% 8/10/44	508,282	26,831
GS Mortgage Securities Corp. II, Series 2015-GC30, Class D 3.384% 5/10/50	310,000	214,174
GS Mortgage Securities Trust, Series 2016-GS3, Class A4 2.850% 10/10/49	320,000	329,616
GS Mortgage Securities Trust, Series 2015-GC30, Class AS 3.777% 5/10/50	280,000	300,360
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ 5.622% 11/10/39	200,000	167,454

	Principal Amount	Value
GS Mortgage Securities Trust, Series 2016-ICE2, Class E, 1 mo. LIBOR + 8.500%, FRN (a) 9.024% 2/15/33	$310,000	$310,774
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A (a) 2.835% 8/10/38	320,000	325,315
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AJ, VRN 5.502% 6/12/47	370,000	300,519
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM 5.593% 5/12/45	32,999	33,109
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.870% 8/15/49	460,000	472,465
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	380,000	380,028
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AJ 5.411% 5/15/47	540,000	382,570
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AJFX (a) 5.438% 1/15/49	600,000	243,772
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AJ, VRN 5.503% 1/15/49	520,000	212,122
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, VRN 1.394% 4/15/47	2,546,686	100,212
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3 3.801% 8/15/48	170,000	186,580
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS 3.997% 8/15/47	250,000	272,210
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B, VRN 4.772% 8/15/48	260,000	268,179
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B, VRN 5.049% 1/15/47	30,000	34,094
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2, VRN (a) 2.729% 4/20/48	699,563	692,354

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A3, VRN (a) 3.127% 4/20/48	$707,000	$680,473
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ, VRN 6.193% 9/12/49	260,000	213,942
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class E (a) 3.012% 3/15/48	390,000	241,346
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class E, VRN (a) 4.812% 11/15/45	150,000	148,534
Morgan Stanley Capital I, Series 2006-IQ12, Class AJ 5.399% 12/15/43	190,000	147,250
Morgan Stanley Capital I, Series 2007-IQ13, Class AJ 5.438% 3/15/44	670,000	603,338
Morgan Stanley Capital I, Series 2007-IQ15, Class AJ, VRN 6.103% 6/11/49	340,000	316,393
Motel 6 Trust, Series 2015-MTL6, Class F (a) 5.000% 2/05/30	630,000	606,863
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A, VRN (Acquired 9/08/15, Cost $1,380,000) (a) (e) 4.104% 9/14/22	926,962	926,025
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.184% 4/15/50	430,000	450,929
Wells Fargo Commercial Mortgage Trust, Series 2015-NXSI, Class AS 3.406% 5/15/48	330,000	346,037
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class B, VRN 3.658% 5/15/48	290,000	306,918
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, VRN 4.432% 7/15/46	140,000	153,250
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS 3.931% 11/15/47	190,000	206,528
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, VRN 4.204% 11/15/47	190,000	203,059
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C 4.290% 11/15/47	190,000	183,988

		19,201,592

	Principal Amount	Value
Home Equity ABS — 0.8%
Ace Securities Corp., Series 2005-HE3, Class M4, 1 mo. USD LIBOR + .945%, FRN 1.470% 5/25/35	$1,020,000	$659,830
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE7, Class 2A3, 1 mo. USD LIBOR + ..250%, FRN 0.775% 8/25/36	1,782,009	928,199
GSAA Home Equity Trust, Series 2006-19, Class A3A, 1 mo. USD LIBOR + .240%, FRN 0.765% 12/25/36	956,851	540,048
GSAA Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + .270%, FRN 0.795% 3/25/36	705,356	450,724

		2,578,801

Manufactured Housing ABS — 0.2%
Greenpoint Manufactured Housing, Series 1999-2, Class A2, FRN 3.084% 3/18/29	200,000	176,100
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2, FRN 3.813% 6/19/29	75,000	67,184
Greenpoint Manufactured Housing, Series 2001-2, Class IA2, FRN 4.012% 2/20/32	150,000	130,986
Greenpoint Manufactured Housing, Series 1999-4, Class A2, FRN 4.021% 2/20/30	75,000	65,824
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2, FRN 4.028% 3/13/32	200,000	173,743

		613,837

Other ABS — 1.6%
Ameriquest Mortgage Securities, Inc., Series 2004-R7, Class M3, 1 mo. USD LIBOR + 1.020%, FRN 1.544% 8/25/34	645,369	551,115
Community Funding CLO Ltd., Series 2015-1A, Class A, STEP (Acquired 10/01/15, $690,000) (a) (e) 5.750% 11/01/27	690,000	687,861
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	40,825	41,077
HSI Asset Securitization Corp., Series 2005-II, Class 2A4, 1 mo. USD LIBOR + .390%, FRN 0.915% 11/25/35	2,400,000	1,864,414

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WHQ1, Class M6, 1 mo. USD LIBOR + 1.170%, FRN 1.695% 3/25/35	$1,020,000	$789,991
SBA Small Business Investment Cos., Series 2016-10B, Class 1 2.051% 9/10/26	130,000	130,884
Sofi Consumer Loan Program (Acquired 8/19/15, Cost $107,942) (a) (e) 3.280% 9/15/23	819,944	809,031
United States Small Business Administration, Series 2015-20D, Class 1 2.510% 4/01/35	143,091	147,037
United States Small Business Administration 2.820% 9/01/35	171,761	178,067

		5,199,477

Other Mortgage Securities — 0.6%
Credit Suisse Mortgage Capital Certificates, Series 2015-4R, Class 3A3, 1 mo. LIBOR + .310%, FRN (a) 0.834% 10/27/36	880,000	357,931
Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 1B, 1 mo. USD LIBOR + .260%, FRN (a) 0.784% 7/26/45	1,453,683	564,767
Nomura Resecuritization Trust, Series 2015-6R, Class 3A2, 1 mo. USD LIBOR + .190%, FRN (a) 0.714% 5/26/46	1,090,000	959,694

		1,882,392

Student Loans ABS — 1.8%
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 1.943% 6/15/43	400,000	370,006
National Collegiate Student Loan, Series 2006-3, Class A4, 1 mo. USD LIBOR + .270%, FRN 0.795% 3/26/29	550,000	521,641
National Collegiate Student Loan, Series 2007-4, Class A3L, 1 mo. USD LIBOR + .850%, FRN 1.374% 3/25/38	1,912,181	976,298
National Collegiate Student Loan Trust, Series 2006-1, Class A5, 1 mo. USD LIBOR + .350%, FRN 0.875% 3/25/33	1,580,000	1,188,187
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.024% 1/15/43	235,000	241,768

	Principal Amount	Value
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 (a) 3.500% 10/28/29	$121,955	$119,771
SLM Student Loan Trust, Series 2007-2, Class A3, 3 mo. USD LIBOR + .040%, FRN 0.755% 1/25/19	627,761	623,196
SLM Student Loan Trust, Series 2006-1, Class A5, 3 mo. USD LIBOR + .110%, FRN 0.825% 7/26/21	820,000	782,003
SLM Student Loan Trust, Series 2005-4, Class A3, 3 mo. USD LIBOR + .120%, FRN 0.835% 1/25/27	639,014	612,003
SLM Student Loan Trust, Series 2008-5, Class A4, 3 mo. USD LIBOR + 1.700%, FRN 2.415% 7/25/23	621,996	623,555

		6,058,428

WL Collateral CMO — 4.3%
Alternative Loan Trust, Series 2005-36, Class 3A1, VRN 2.963% 8/25/35	592,940	477,275
Alternative Loan Trust, Series 2004-28CB, Class 2A7 5.750% 1/25/35	283,571	288,463
BCAP LLC Trust, Series 2010-RR6, Class 1212 (a) 5.500% 2/26/35	106,400	105,339
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1, VRN 3.371% 8/25/34	185,065	186,822
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650%, FRN 7.125% 11/25/35	1,359,517	452,067
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + .350%, FRN 0.875% 5/25/37	2,819,963	1,292,462
Connecticut Avenue Securities, Series 2014-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, FRN 3.525% 7/25/24	1,350,000	1,351,305
Credit Suisse Mortgage Trust, Series 2015-3R, Class 4A2, 1 mo. USD LIBOR + .250%, FRN (a) 0.774% 12/29/35	766,000	528,238
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.875% 1/25/29	801,110	804,268

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSMSC Resecuritization Trust, Series 2014-2R, Class 3B, 1 mo. USD LIBOR + .610%, FRN (a) 1.134% 11/26/37	$1,220,000	$796,994
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, VRN 3.215% 10/25/35	170,335	148,017
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A, VRN 3.087% 2/25/36	107,386	87,702
Lehman Mortgage Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 6.670%, FRN 6.145% 5/25/37	1,697,055	505,147
Lehman Mortgage Trust, Series 2007-2, Class 2A12, 1 mo. USD LIBOR + 6.690%, FRN 6.165% 2/25/37	600,835	183,987
Lehman Mortgage Trust, Series 2006-8, Class 4A2, 1 mo. USD LIBOR + 7.750%, FRN 7.225% 12/25/36	392,307	124,590
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4, VRN 2.787% 9/25/33	494,596	492,086
Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 2B, 1 mo. USD LIBOR + .260%, FRN (a) 0.774% 7/26/45	3,000,000	1,315,894
Morgan Stanley Resecuritization Trust, Series 2015-R3, Class 7A2, 12 mo. MTA + .770%, FRN (a) 1.259% 4/26/47	300,000	258,940
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	112,736	114,474
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	34,336	34,857
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	995,174	970,268
RALI Series Trust, Series 2006-QS7, Class A5, 1 mo. USD LIBOR + 5.600%, FRN 5.075% 6/25/36	795,093	153,892
RBSSP Resecuritization Trust, Series 2013-4, Class 1A2, 1 mo. USD LIBOR + 1.500%, FRN (a) 1.946% 12/26/37	1,900,811	1,198,083
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1, VRN 2.955% 8/25/36	505,550	408,769

	Principal Amount	Value
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150%, FRN 2.657% 3/25/46	$506,586	$436,200
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1, 1 mo. USD LIBOR + ..260%, FRN 0.785% 11/25/45	173,247	164,207
WaMu Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 12 mo. MTA + .960%, FRN 1.467% 8/25/46	509,138	363,860
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 2A3, FRN 2.220% 11/25/36	873,381	781,458

		14,025,664

WL Collateral PAC — 0.0%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600%, FRN 26.499% 7/25/36	102,658	162,073

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $51,387,119)		51,004,175

SOVEREIGN DEBT OBLIGATIONS — 5.4%
Argentine Republic Government International Bond (a) 6.875% 4/22/21	220,000	239,470
Argentine Republic Government International Bond (a) 7.500% 4/22/26	170,000	191,760
Brazil Government International Bond 5.000% 1/27/45	200,000	181,500
Brazil Government International Bond 5.625% 1/07/41	550,000	547,250
Brazil Notas do Tesouro Nacional Serie F BRL (c) 10.000% 1/01/17	3,222,000	982,298
Brazil Notas do Tesouro Nacional Serie F BRL (c) 10.000% 1/01/21	6,000,000	1,759,650
Brazil Notas do Tesouro Nacional Serie F BRL (c) 10.000% 1/01/23	1,692,000	486,820
Colombia Government International Bond 5.625% 2/26/44	300,000	347,250

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Indonesia Government International Bond (a) 3.750% 4/25/22	$430,000	$453,151
Indonesia Government International Bond (b) 5.125% 1/15/45	310,000	353,500
Mexican Bonos MXN (c) 6.500% 6/09/22	33,508,000	1,784,752
Mexican Bonos MXN (c) 7.750% 11/13/42	26,885,600	1,601,106
Mexico Government International Bond 5.550% 1/21/45	650,000	753,187
Peruvian Government International Bond 5.625% 11/18/50	250,000	330,625
Peruvian Government International Bond 6.550% 3/14/37	50,000	70,625
Poland Government Bond PLN (c) 2.000% 4/25/21	460,000	119,135
Poland Government Bond PLN (c) 2.500% 7/25/26	9,520,000	2,401,221
Poland Government Bond PLN (c) 3.250% 7/25/25	6,410,000	1,729,101
Poland Government Bond 4.000% 1/22/24	490,000	541,450
Portugal Government International Bond (a) 5.125% 10/15/24	330,000	328,704
Russian Federal Bond — OFZ RUB (c) 7.000% 8/16/23	27,320,000	409,398
Russian Federal Bond — OFZ RUB (c) 7.050% 1/19/28	89,460,000	1,322,793
Russian Federal Bond — OFZ RUB (c) 7.750% 9/16/26	8,260,000	128,777
Russian Federal Bond — OFZ RUB (c) 8.150% 2/03/27	36,350,000	584,662

		17,648,185

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $18,969,590)		17,648,185

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 18.3%
Collateralized Mortgage Obligations — 2.5%
Fannie Mae-Aces Series 2014-M4, Class X2 0.391% 3/25/24 VRN	$5,818,882	$104,191
Series 2016-M7, Class A1 2.037% 9/25/26	248,392	250,304
Series 2015-M4, Class ABV2 2.369% 7/25/22	131,733	133,836
Series 2015-M13, Class A2 2.801% 6/25/25 VRN	90,000	94,535
Federal Home Loan Mortgage Corp. Series 4092, Class AI 3.000% 9/15/31	1,096,865	93,877
Series 334, Class S7 5.576% 8/15/44 1 mo. LIBOR + 6.100%, FRN	335,125	78,577
Series 3621, Class SB 5.706% 1/15/40 1 mo. LIBOR + 6.230%, FRN	78,117	14,857
Series 4203, Class PS 5.726% 9/15/42 1 mo. LIBOR + 6.250%, FRN	383,898	71,597
Series R007, Class ZA 6.000% 5/15/36	224,136	250,861
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K007, Class X1 1.314% 4/25/20 VRN	395,605	11,189
Series K712, Class X1 1.476% 11/25/19 VRN	950,169	31,362
Series K015, Class X1 1.786% 7/25/21 VRN	374,116	24,420
Federal Home Loan Mortgage Corp. REMICS, Series 3422, Class AI, STEP 0.250% 1/15/38	40,467	386
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 5.175% 10/25/28 1 mo. USD LIBOR + 4.650%, FRN	1,450,000	1,523,275
Series 2016-DNA1, Class M3 6.075% 7/25/28 1 mo. USD LIBOR + 5.550%, FRN	880,000	963,610
Federal National Mortgage Association Series 2005-88, Class IP 1.663% 10/25/35	100,413	6,625
Series 2006-88, Class IP 1.769% 4/25/36	72,461	4,520
Series 2006-118, Class IP2 1.883% 12/25/36	186,120	11,371

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2006-118, Class IP1 2.383% 12/25/36	$273,123	$21,676
Series 2006-59, Class IP 2.406% 7/25/36	224,744	18,562
Series 409, Class C2 3.000% 4/25/27	263,872	22,678
Series 2013-1, Class YI 3.000% 2/25/33	2,176,597	286,661
Series 409, Class C13 3.500% 11/25/41	254,279	36,225
Series 409, Class C18 4.000% 4/25/42	279,175	43,610
Series 409, Class C22 4.500% 11/25/39	175,544	25,673
Series 2011-59, Class NZ 5.500% 7/25/41	666,939	765,766
Series 2013-9, Class CB 5.500% 4/25/42	831,368	926,534
Series 2016-61, Class BS 5.575% 9/25/46 1 mo. LIBOR + 6.100%, FRN	293,583	57,418
Series 2012-124, Class SE 5.624% 11/25/42 1 mo. LIBOR + 6.150%, FRN	488,305	94,367
Series 2012-128, Class SQ 5.624% 11/25/42 1 mo. LIBOR + 6.150%, FRN	69,419	13,938
Series 2012-133, Class CS 5.624% 12/25/42 1 mo. LIBOR + 6.150%, FRN	128,661	26,040
Series 2012-134, Class SK 5.624% 12/25/42 1 mo. LIBOR + 6.150%, FRN	329,346	66,553
Series 2012-46, Class BA 6.000% 5/25/42	229,320	265,369
Series 2011-87, Class SG 6.024% 4/25/40 1 mo. LIBOR + 6.550%, FRN	460,094	74,919
Series 2011-96, Class SA 6.024% 10/25/41 1 mo. LIBOR + 6.550%, FRN	483,284	100,162
Series 2012-74, Class SA 6.124% 3/25/42 1 mo. LIBOR + 6.650%, FRN	132,290	26,160
Series 2012-28, Class B 6.500% 6/25/39	81,874	89,522
Series 2013-9, Class BC 6.500% 7/25/42	254,620	296,809
Series 2012-51, Class B 7.000% 5/25/42	201,884	234,972
Government National Mortgage Association Series 2012-135, Class IO 0.665% 1/16/53 VRN	6,285,129	280,838

	Principal Amount	Value
Series 2013-178, Class IO 0.793% 6/16/55 VRN	$448,764	$20,701
Series 2014-186, Class IO 0.823% 8/16/54 VRN	3,120,605	191,749
Series 2010-H28, Class FE 0.893% 12/20/60 1 mo. LIBOR + .400%, FRN	241,995	240,612
Series 2011-H08, Class FG 0.973% 3/20/61 1 mo. LIBOR + .480%, FRN	210,578	209,949
Series 2011-H09, Class AF 0.993% 3/20/61 1 mo. LIBOR + .500%, FRN	143,786	143,453
Series 2014-22, Class IA 1.618% 11/20/42 VRN	82,450	3,272
Series 2012-66, Class CI 3.500% 2/20/38	266,863	20,668
Series 2014-176, Class IA 4.000% 11/20/44	203,196	25,103
Series 2015-167, Class OI 4.000% 4/16/45	179,970	35,260
Series 2014-117, Class SJ 5.068% 8/20/44 1 mo. LIBOR + 5.600%, FRN	142,036	21,706
Series 2016-21, Class ST 5.618% 2/20/46 1 mo. LIBOR + 6.150%, FRN	186,741	42,856
Series 2010-31, Class GS 5.968% 3/20/39 1 mo. LIBOR + 6.500%, FRN	35,054	2,698
Series 2010-85, Class HS 6.118% 1/20/40 1 mo. LIBOR + 6.650%, FRN	104,160	12,712

		8,414,584

Pass-Through Securities — 15.8%
Federal Home Loan Mortgage Corp. Pool #1N1640 2.539% 1/01/37 6 mo. LIBOR + 1.461%, FRN	97,929	101,350
Pool #1N1637 2.935% 1/01/37 6 mo. USD LIBOR + 1.956%, FRN	139,539	146,484
Pool #1J1368 2.969% 10/01/36 12 mo. USD LIBOR + 2.123%, FRN	110,672	117,679
Pool #U90245 3.500% 10/01/42	156,566	166,884
Pool #U99045 3.500% 3/01/43	707,040	753,633
Pool #U99114 3.500% 2/01/44	85,493	91,153
Pool #U99124 3.500% 3/01/45	764,869	815,512
Pool #G14492 4.000% 10/01/25	540,888	573,848

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #U90316 4.000% 10/01/42	$73,579	$80,040
Pool #U91254 4.000% 4/01/43	164,240	178,867
Pool #U99054 4.000% 6/01/43	1,835,266	1,998,719
Pool #Q19135 4.000% 6/01/43	78,223	85,801
Pool #Q19236 4.000% 6/01/43	74,359	81,260
Pool #Q19615 4.000% 7/01/43	74,751	81,993
Pool #Q19985 4.000% 7/01/43	2,327,054	2,552,487
Pool #U95137 4.000% 8/01/43	86,182	93,965
Pool #U99076 4.500% 12/01/43	599,549	670,370
Pool #U92272 4.500% 12/01/43	84,225	94,227
Pool #U99084 4.500% 2/01/44	506,819	567,004
Pool #U99091 4.500% 3/01/44	177,634	198,728
Pool #G06496 5.000% 6/01/41	141,176	157,417
Pool #G06875 5.500% 12/01/38	18,574	21,127
Pool #G06669 6.500% 9/01/39	36,701	42,708
Pool #G07509 6.500% 9/01/39	36,645	42,795
Pool #G07335 7.000% 3/01/39	86,135	99,015
Federal Home Loan Mortgage Corp. TBA Pool #1J1368 3.000% 10/01/43 (d)	4,500,000	4,666,465
Pool #3375 3.000% 10/01/43 (d)	3,200,000	3,325,750
Pool #13621 3.500% 9/01/43 (d)	1,700,000	1,791,441
Federal National Mortgage Association Pool #950385 1.876% 8/01/37 6 mo. USD LIBOR + ..959%, FRN	26,798	27,143
Pool #AP9633 2.500% 10/01/42	146,812	148,418
Pool #AM8674 2.810% 4/01/25	50,000	52,695
Pool #AQ7306 3.000% 1/01/43	76,443	79,608
Pool #AR1202 3.000% 1/01/43	79,414	82,703

	Principal Amount	Value
Pool #MA1177 3.500% 9/01/42	$74,967	$79,902
Pool #MA1213 3.500% 10/01/42	452,603	482,393
Pool #AS6328 3.500% 12/01/45	1,999,957	2,110,345
Pool #AS6340 3.500% 12/01/45	288,652	307,335
Pool #AS6541 3.500% 1/01/46	289,226	308,805
Pool #AS6562 3.500% 1/01/46	287,701	306,413
Pool #AK8441 4.000% 4/01/42	69,226	74,678
Pool #AO2711 4.000% 5/01/42	62,327	67,294
Pool #AO6086 4.000% 6/01/42	76,458	82,718
Pool #AP0692 4.000% 7/01/42	67,052	72,416
Pool #AP5333 4.000% 7/01/42	321,712	347,449
Pool #AP2530 4.000% 8/01/42	55,379	59,688
Pool #AP2958 4.000% 8/01/42	51,917	55,957
Pool #AP4903 4.000% 9/01/42	73,124	78,814
Pool #AP7399 4.000% 9/01/42	134,615	145,089
Pool #MA1217 4.000% 10/01/42	366,282	398,446
Pool #AP9229 4.000% 10/01/42	62,182	67,157
Pool #AP9766 4.000% 10/01/42	295,931	321,918
Pool #AQ3599 4.000% 11/01/42	52,035	56,198
Pool #MA1253 4.000% 11/01/42	224,851	244,596
Pool #AQ7003 4.000% 12/01/42	123,416	132,981
Pool #AQ4555 4.000% 12/01/42	129,821	140,368
Pool #AQ7082 4.000% 1/01/43	149,472	161,407
Pool #AL3508 4.000% 4/01/43	70,932	77,837
Pool #AQ4078 4.000% 6/01/43	74,945	82,253
Pool #AQ4080 4.000% 6/01/43	72,889	79,518

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AT8394 4.000% 6/01/43	$74,859	$82,157
Pool #AB9683 4.000% 6/01/43	133,750	144,993
Pool #AT9637 4.000% 7/01/43	228,726	249,526
Pool #AT9653 4.000% 7/01/43	154,695	169,778
Pool #AT9657 4.000% 7/01/43	134,345	145,638
Pool #AS0070 4.000% 8/01/43	83,427	90,962
Pool #MA1547 4.000% 8/01/43	83,108	90,614
Pool #AS4347 4.000% 1/01/45	166,651	181,962
Pool #MA0706 4.500% 4/01/31	54,165	59,485
Pool #MA0734 4.500% 5/01/31	171,774	188,643
Pool #MA0776 4.500% 6/01/31	57,328	62,958
Pool #MA0913 4.500% 11/01/31	40,816	44,824
Pool #MA0939 4.500% 12/01/31	48,545	53,312
Pool #993117 4.500% 1/01/39	11,336	12,481
Pool #AA0856 4.500% 1/01/39	20,637	22,721
Pool #AA2450 4.500% 2/01/39	5,288	5,822
Pool #AA3495 4.500% 2/01/39	28,517	31,398
Pool #935520 4.500% 8/01/39	63,358	69,758
Pool #AD5481 4.500% 5/01/40	992,839	1,093,131
Pool #AD6914 4.500% 6/01/40	113,343	124,792
Pool #AD8685 4.500% 8/01/40	274,962	302,651
Pool #MA1591 4.500% 9/01/43	159,147	177,859
Pool #MA1629 4.500% 10/01/43	166,322	185,878
Pool #AL4341 4.500% 10/01/43	17,387	19,089
Pool #AU6423 4.500% 10/01/43	487,097	534,627
Pool #MA1664 4.500% 11/01/43	83,403	93,262

	Principal Amount	Value
Pool #MA1711 4.500% 12/01/43	$164,464	$183,905
Pool #AL4741 4.500% 1/01/44	79,678	89,046
Pool #AW0318 4.500% 2/01/44	331,730	364,100
Pool #AL5562 4.500% 4/01/44	53,256	58,453
Pool #AL5540 4.500% 7/01/44	156,091	174,029
Pool #890604 4.500% 10/01/44	833,771	926,724
Pool #AS4271 4.500% 1/01/45	83,783	94,433
Pool #915154 5.000% 4/01/37	102,572	114,969
Pool #974965 5.000% 4/01/38	339,359	379,950
Pool #983077 5.000% 5/01/38	93,603	104,798
Pool #310088 5.000% 6/01/38	88,675	99,281
Pool #AE2266 5.000% 3/01/40	147,472	164,857
Pool #937948 5.500% 6/01/37	9,290	10,613
Pool #995072 5.500% 8/01/38	47,343	54,319
Pool #481473 6.000% 2/01/29	92	104
Pool #867557 6.000% 2/01/36	2,714	3,079
Pool #AE0469 6.000% 12/01/39	333,791	382,321
Pool #AL4324 6.500% 5/01/40	228,561	266,714
Pool #AE0758 7.000% 2/01/39	131,990	156,543
Federal National Mortgage Association TBA Pool #1866 2.500% 11/01/28 (d)	700,000	723,707
Pool #7180 3.000% 8/01/28 (d)	500,000	524,199
Pool #1358 3.500% 11/01/43 (d)	1,500,000	1,581,152
Pool #18388 4.000% 11/01/42 (d)	4,900,000	5,255,824
Pool #29322 5.000% 4/01/37 (d)	2,300,000	2,552,820
Government National Mortgage Association Pool #487588 6.000% 4/15/29	3,528	4,042

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #595077 6.000% 10/15/32	$612	$709
Pool #596620 6.000% 10/15/32	440	494
Pool #604706 6.000% 10/15/33	78,869	91,247
Pool #636251 6.000% 3/15/35	8,042	9,358
Pool #782034 6.000% 1/15/36	91,564	107,789
Pool #658029 6.000% 7/15/36	39,911	45,840
Government National Mortgage Association I TBA Pool #5490 3.500% 4/01/42 (d)	900,000	956,812
Government National Mortgage Association II Pool #784054 4.000% 9/20/45	2,214,745	2,421,513
Pool #783298 4.500% 4/20/41	422,202	460,546
Pool #783368 4.500% 7/20/41	56,382	61,503
Pool #4747 5.000% 7/20/40	251,249	281,183
Government National Mortgage Association II TBA Pool #6409 3.500% 6/01/44 (d)	2,600,000	2,758,844

		52,033,405

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $60,007,245)		60,447,989

U.S. TREASURY OBLIGATIONS — 28.1%
U.S. Treasury Bonds & Notes — 28.1%
U.S. Treasury Bond 2.250% 8/15/46	140,000	137,882
U.S. Treasury Bond 2.500% 2/15/46	1,520,000	1,576,137
U.S. Treasury Bond 2.500% 5/15/46	4,100,000	4,256,612
U.S. Treasury Bond 2.875% 5/15/43	2,980,000	3,326,476
U.S. Treasury Bond 3.000% 5/15/45	5,980,000	6,838,262
U.S. Treasury Bond 3.000% 11/15/45	1,320,000	1,510,578
U.S. Treasury Bond 3.375% 5/15/44	4,100,000	5,018,175

	Principal Amount	Value
U.S. Treasury Inflation Index 0.125% 7/15/26	$2,971,840	$3,004,325
U.S. Treasury Inflation Index 0.375% 7/15/23	475,700	492,969
U.S. Treasury Inflation Index 0.375% 7/15/25	1,725,211	1,781,694
U.S. Treasury Inflation Index 0.625% 1/15/24	371,308	389,545
U.S. Treasury Inflation Index 0.625% 1/15/26	739,366	777,599
U.S. Treasury Inflation Index 0.625% 2/15/43	1,277,035	1,280,433
U.S. Treasury Inflation Index 0.750% 2/15/42	106,505	109,735
U.S. Treasury Inflation Index 0.750% 2/15/45	746,053	768,984
U.S. Treasury Inflation Index 1.000% 2/15/46	3,148,608	3,480,569
U.S. Treasury Inflation Index 1.375% 2/15/44	1,177,175	1,396,369
U.S. Treasury Inflation Index 2.125% 2/15/40	378,573	503,650
U.S. Treasury Note 0.625% 11/30/17	210,000	209,815
U.S. Treasury Note 0.750% 2/28/18	4,540,000	4,541,885
U.S. Treasury Note 0.875% 5/31/18	15,000,000	15,031,641
U.S. Treasury Note 1.000% 12/31/17	3,000,000	3,010,337
U.S. Treasury Note 1.125% 6/30/21	70,000	69,924
U.S. Treasury Note 1.250% 7/31/23	5,360,000	5,304,265
U.S. Treasury Note 1.375% 3/31/20	270,000	273,544
U.S. Treasury Note 1.375% 9/30/20	30,000	30,359
U.S. Treasury Note 1.375% 10/31/20	20,000	20,235
U.S. Treasury Note 1.375% 1/31/21	12,910,000	13,052,111
U.S. Treasury Note 1.375% 4/30/21	190,000	192,016
U.S. Treasury Note 1.375% 6/30/23	7,340,000	7,327,843
U.S. Treasury Note 1.375% 8/31/23	590,000	588,221
U.S. Treasury Note 1.500% 12/31/18	250,000	253,744
U.S. Treasury Note 1.500% 8/15/26	1,000,000	991,250

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.625% 7/31/19	$270,000	$275,634
U.S. Treasury Note 1.625% 6/30/20	1,390,000	1,420,428
U.S. Treasury Note 1.625% 4/30/23	1,510,000	1,532,166
U.S. Treasury Note 1.625% 5/15/26	200,000	200,459
U.S. Treasury Note 2.000% 11/30/22	1,710,000	1,776,703
U.S. Treasury Note 2.625% 11/15/20	10,000	10,616

		92,763,190

TOTAL U.S. TREASURY OBLIGATIONS (Cost $90,037,131)		92,763,190

TOTAL BONDS & NOTES (Cost $313,102,723)		320,256,133

	Units
PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
Eurodollar Future Put, Expires 6/19/17, Strike 98.50	400	10,000
U.S. Treasury Note 10 Year Future Call, Expires 10/21/16, Strike 133.50	172	10,750
U.S. Treasury Note 10 Year Future Call, Expires 10/7/16, Strike 132.00	23	2,156
U.S. Treasury Note 5 Year Future Put, Expires 10/21/16, Strike 120.50	197	7,696

		30,602

TOTAL PURCHASED OPTIONS (Cost $61,512)		30,602

TOTAL LONG-TERM INVESTMENTS (Cost $313,326,895)		320,446,092

	Principal Amount
SHORT-TERM INVESTMENTS — 8.8%
Repurchase Agreement — 7.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (f)	$25,978,667	25,978,667

	Principal Amount	Value
U.S. Treasury Bill — 0.9%
U.S. Treasury Bill 0.000% 10/13/16	$3,000,000	$2,999,859

TOTAL SHORT-TERM INVESTMENTS (Cost $28,978,330)		28,978,526

TOTAL INVESTMENTS — 106.0% (Cost $342,305,225) (g)		349,424,618

Other Assets/(Liabilities) — (6.0)%		(19,848,966)

NET ASSETS — 100.0%		$329,575,652

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
MXN	Mexican Peso
PAC	Planned Amortization Class
PLN	Polish Zloty
RUB	Russian Ruble
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $36,101,439 or 10.95% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2016, these securities amounted to a value of $779,000 or 0.24% of net assets.
(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2016, these securities amounted to a value of $2,422,917 or 0.74% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(f)	Maturity value of $25,978,688. Collateralized by U.S. Government Agency obligations with rates ranging from 2.125% – 3.125%, maturity dates ranging from 5/15/21 – 9/30/21, and an aggregate market value, including accrued interest, of $26,502,291.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 97.3%

COMMON STOCK — 97.3%
Basic Materials — 2.7%
Chemicals — 1.8%
Ashland Global Holdings, Inc.	1,600	$185,520
Celanese Corp. Series A	3,600	239,616
The Dow Chemical Co.	28,100	1,456,423
E.I. du Pont de Nemours & Co.	28,045	1,878,173
Eastman Chemical Co.	3,700	250,416
LyondellBasell Industries NV Class A	13,800	1,113,108
The Mosaic Co.	4,500	110,070
PPG Industries, Inc.	6,600	682,176
RPM International, Inc.	3,200	171,904

		6,087,406

Forest Products & Paper — 0.1%
International Paper Co.	10,200	489,396

Iron & Steel — 0.2%
Nucor Corp.	7,800	385,710
Reliance Steel & Aluminum Co.	1,800	129,654

		515,364

Mining — 0.6%
Vulcan Materials Co.	17,301	1,967,643

		9,059,809

Communications — 9.8%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	9,900	221,265
Omnicom Group, Inc.	5,900	501,500

		722,765

Internet — 1.0%
CDW Corp.	4,100	187,493
Liberty Interactive Corp. QVC Group Class A (a)	69,972	1,400,140
Symantec Corp.	67,284	1,688,828

		3,276,461

Media — 3.8%
CBS Corp. Class B	10,500	574,770
Comcast Corp. Class A	68,222	4,525,847
Discovery Communications, Inc. Series A (a)	3,800	102,296
Liberty Global PLC Series A (a)	32,425	1,108,287
News Corp. Class A	9,400	131,412
Scripps Networks Interactive Class A	2,300	146,027
Time Warner, Inc.	35,600	2,834,116
Twenty-First Century Fox, Inc. Class A	28,400	687,848
Viacom, Inc. Class B	8,500	323,850

	Number of Shares	Value
The Walt Disney Co.	24,400	$2,265,784

		12,700,237

Telecommunications — 4.8%
CenturyLink, Inc.	13,500	370,305
Cisco Systems, Inc.	200,926	6,373,373
Corning, Inc.	35,600	841,940
Verizon Communications, Inc.	138,868	7,218,359
Vodafone Group PLC Sponsored ADR (United Kingdom)	46,140	1,344,981

		16,148,958

		32,848,421

Consumer, Cyclical — 8.3%
Airlines — 0.2%
Southwest Airlines Co.	15,900	618,351

Apparel — 0.6%
Hanesbrands, Inc.	5,900	148,975
Michael Kors Holdings Ltd. (a)	4,400	205,876
Ralph Lauren Corp.	17,006	1,719,987

		2,074,838

Auto Manufacturers — 0.7%
Ford Motor Co.	58,700	708,509
General Motors Co.	38,700	1,229,499
Paccar, Inc.	8,700	511,386

		2,449,394

Automotive & Parts — 0.3%
Delphi Automotive PLC	6,800	484,976
The Goodyear Tire & Rubber Co.	6,500	209,950
Lear Corp.	2,000	242,440

		937,366

Distribution & Wholesale — 0.1%
W.W. Grainger, Inc.	1,500	337,260

Entertainment — 0.0%
Cinemark Holdings, Inc.	3,000	114,840

Home Builders — 0.1%
NVR, Inc. (a)	90	147,588
PulteGroup, Inc.	8,800	176,352

		323,940

Home Furnishing — 0.1%
Whirlpool Corp.	1,900	308,104

Housewares — 0.5%
Newell Brands, Inc.	32,552	1,714,188

Leisure Time — 0.7%
Brunswick Corp.	2,300	112,194
Carnival Corp.	14,500	707,890
Harley-Davidson, Inc.	28,906	1,520,167

		2,340,251

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.1%
Hyatt Hotels Corp. Class A (a)	1,000	$49,220
Wyndham Worldwide Corp.	2,900	195,257

		244,477

Retail — 4.8%
Advance Auto Parts, Inc.	8,032	1,197,732
Best Buy Co., Inc.	8,000	305,440
CarMax, Inc. (a)	4,700	250,745
CVS Health Corp.	51,124	4,549,525
Darden Restaurants, Inc.	3,100	190,092
Dick’s Sporting Goods, Inc.	2,300	130,456
Dollar General Corp.	22,116	1,547,899
Foot Locker, Inc.	3,300	223,476
The Gap, Inc.	9,700	215,728
Kohl’s Corp.	4,600	201,250
Macy’s, Inc.	7,600	281,580
The Michaels Cos., Inc. (a)	5,300	128,101
PVH Corp.	2,000	221,000
Target Corp.	15,100	1,037,068
Wal-Mart Stores, Inc.	76,800	5,538,816

		16,018,908

Textiles — 0.1%
Mohawk Industries, Inc. (a)	1,800	360,612

		27,842,529

Consumer, Non-cyclical — 17.7%
Agriculture — 0.8%
Archer-Daniels-Midland Co.	16,500	695,805
Bunge Ltd.	1,800	106,614
Philip Morris International, Inc.	20,192	1,963,066

		2,765,485

Beverages — 0.6%
PepsiCo, Inc.	18,639	2,027,364

Biotechnology — 1.4%
Amgen, Inc.	18,500	3,085,985
Biogen, Inc. (a)	5,400	1,690,362

		4,776,347

Commercial Services — 0.4%
McKesson Corp.	5,600	933,800
United Rentals, Inc. (a)	2,200	172,678
The Western Union Co.	12,800	266,496

		1,372,974

Foods — 0.7%
Ingredion, Inc.	1,700	226,202
Mondelez International, Inc. Class A	46,427	2,038,145
Pilgrim’s Pride Corp.	6,500	137,280

		2,401,627

Health Care – Products — 3.2%
Johnson & Johnson	67,700	7,997,401
Medtronic PLC	30,766	2,658,183

		10,655,584

	Number of Shares	Value
Health Care – Services — 2.7%
Aetna, Inc.	14,488	$1,672,640
Anthem, Inc.	7,300	914,763
Cigna Corp.	6,300	821,016
DaVita, Inc. (a)	5,100	336,957
HCA Holdings, Inc. (a)	9,900	748,737
Humana, Inc.	5,442	962,635
MEDNAX, Inc. (a)	2,400	159,000
Quest Diagnostics, Inc.	3,600	304,668
UnitedHealth Group, Inc.	19,386	2,714,040
Universal Health Services, Inc. Class B	2,200	271,084

		8,905,540

Household Products — 0.0%
The Scotts Miracle-Gro Co. Class A	1,500	124,905

Pharmaceuticals — 7.9%
AbbVie, Inc.	61,683	3,890,347
Allergan PLC (a)	8,682	1,999,551
Cardinal Health, Inc.	8,000	621,600
Eli Lilly & Co.	20,694	1,660,900
Express Scripts Holding Co. (a)	15,500	1,093,215
Herbalife Ltd. (a)	1,900	117,781
Mallinckrodt PLC (a)	2,800	195,384
Merck & Co., Inc.	114,016	7,115,739
Pfizer, Inc.	235,683	7,982,583
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	40,068	1,843,529

		26,520,629

		59,550,455

Energy — 8.6%
Oil & Gas — 7.2%
Chevron Corp.	67,493	6,946,380
Exxon Mobil Corp.	102,000	8,902,560
Helmerich & Payne, Inc.	2,700	181,710
Hess Corp.	45,160	2,421,479
Murphy Oil Corp.	4,300	130,720
Occidental Petroleum Corp.	18,700	1,363,604
Phillips 66	15,000	1,208,250
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	33,939	1,699,326
Valero Energy Corp.	22,567	1,196,051

		24,050,080

Oil & Gas Services — 1.4%
Baker Hughes, Inc.	10,600	534,982
Halliburton Co.	55,527	2,492,052
National Oilwell Varco, Inc.	48,486	1,781,375

		4,808,409

		28,858,489

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 24.5%
Banks — 7.0%
Bank of America Corp.	436,361	$6,829,050
The Bank of New York Mellon Corp.	28,200	1,124,616
BOK Financial Corp.	1,700	117,249
Capital One Financial Corp.	13,100	940,973
Citizens Financial Group, Inc.	13,100	323,701
Comerica, Inc.	4,400	208,208
Commerce Bancshares, Inc.	2,672	131,623
Cullen/Frost Bankers, Inc.	1,600	115,104
East West Bancorp, Inc.	3,600	132,156
Fifth Third Bancorp	87,453	1,789,288
Northern Trust Corp.	5,600	380,744
The PNC Financial Services Group, Inc.	38,911	3,505,492
Regions Financial Corp.	34,000	335,580
State Street Corp.	28,321	1,971,991
SunTrust Banks, Inc.	12,900	565,020
Synovus Financial Corp.	3,300	107,349
U.S. Bancorp	42,700	1,831,403
Wells Fargo & Co.	72,180	3,196,130

		23,605,677

Diversified Financial — 10.2%
Ally Financial, Inc.	11,700	227,799
American Express Co.	45,613	2,921,057
Ameriprise Financial, Inc.	21,295	2,124,602
BlackRock, Inc.	4,000	1,449,840
Citigroup, Inc.	117,478	5,548,486
Credit Acceptance Corp. (a)	200	40,214
Discover Financial Services	52,458	2,966,500
E*TRADE Financial Corp. (a)	6,900	200,928
Eaton Vance Corp.	2,900	113,245
FNF Group	62,010	2,288,789
Franklin Resources, Inc.	14,300	508,651
The Goldman Sachs Group, Inc.	11,000	1,773,970
Invesco Ltd.	10,700	334,589
JP Morgan Chase & Co.	159,253	10,604,657
Morgan Stanley	47,300	1,516,438
Nasdaq, Inc.	4,100	276,914
Navient Corp.	8,100	117,207
Raymond James Financial, Inc.	3,500	203,735
Synchrony Financial	20,625	577,500
T. Rowe Price Group, Inc.	6,100	405,650

		34,200,771

Insurance — 6.2%
Aflac, Inc.	10,400	747,448
Alleghany Corp. (a)	500	262,510
The Allstate Corp.	11,400	788,652
American Financial Group, Inc.	5,000	375,000
American International Group, Inc.	74,236	4,405,164
Arch Capital Group Ltd. (a)	3,000	237,780
Assurant, Inc.	1,900	175,275

	Number of Shares	Value
Axis Capital Holdings Ltd.	2,400	$130,392
Cincinnati Financial Corp.	4,100	309,222
Everest Re Group Ltd.	1,300	246,961
The Hartford Financial Services Group, Inc.	10,000	428,200
Lincoln National Corp.	5,800	272,484
Loews Corp.	8,600	353,890
Markel Corp. (a)	400	371,508
MetLife, Inc.	67,720	3,008,800
Old Republic International Corp.	3,000	52,860
Principal Financial Group, Inc.	7,200	370,872
The Progressive Corp.	14,400	453,600
Prudential Financial, Inc.	11,400	930,810
Reinsurance Group of America, Inc.	2,000	215,880
RenaissanceRe Holdings Ltd.	1,000	120,160
Torchmark Corp.	8,600	549,454
The Travelers Cos., Inc.	35,805	4,101,463
Unum Group	51,479	1,817,723
Validus Holdings Ltd.	800	39,856
W.R. Berkley Corp.	3,000	173,280

		20,939,244

Real Estate — 0.3%
CBRE Group, Inc. Class A (a)	37,060	1,036,939

Real Estate Investment Trusts (REITS) — 0.7%
Outfront Media, Inc.	28,592	676,201
Weyerhaeuser Co.	58,377	1,864,561

		2,540,762

Savings & Loans — 0.1%
Investors Bancorp, Inc.	8,600	103,286
People’s United Financial, Inc.	6,700	105,994

		209,280

		82,532,673

Industrial — 11.6%
Aerospace & Defense — 3.9%
BE Aerospace, Inc.	2,600	134,316
The Boeing Co.	16,400	2,160,536
General Dynamics Corp.	9,300	1,442,988
Harris Corp.	17,286	1,583,571
L-3 Communications Holdings, Inc.	2,200	331,606
Northrop Grumman Corp.	10,454	2,236,633
Orbital ATK, Inc.	1,500	114,345
Rockwell Collins, Inc.	3,200	269,888
Spirit AeroSystems Holdings, Inc. Class A (a)	3,500	155,890
United Technologies Corp.	47,745	4,850,892

		13,280,665

Building Materials — 0.0%
Owens Corning, Inc.	2,800	149,492

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	16,000	872,160

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hubbell, Inc.	1,300	$140,062

		1,012,222

Electronics — 0.2%
Arrow Electronics, Inc. (a)	2,500	159,925
Avnet, Inc.	5,100	209,406
Garmin Ltd.	2,900	139,519
Gentex Corp.	7,400	129,944
Jabil Circuit, Inc.	4,700	102,554

		741,348

Engineering & Construction — 0.1%
Fluor Corp.	3,600	184,752
Jacobs Engineering Group, Inc. (a)	3,100	160,332

		345,084

Hand & Machine Tools — 0.2%
Lincoln Electric Holdings, Inc.	1,700	106,454
Snap-on, Inc.	1,400	212,744
Stanley Black & Decker, Inc.	3,700	455,026

		774,224

Machinery – Construction & Mining — 0.6%
Ingersoll-Rand PLC	29,155	1,980,790

Machinery – Diversified — 0.6%
AGCO Corp.	2,100	103,572
Cummins, Inc.	4,200	538,230
Deere & Co.	7,900	674,265
Flowserve Corp.	3,200	154,368
Rockwell Automation, Inc.	3,200	391,488

		1,861,923

Manufacturing — 2.8%
Carlisle Cos., Inc.	1,600	164,112
Eaton Corp. PLC	39,478	2,594,099
Honeywell International, Inc.	34,521	4,024,804
Parker Hannifin Corp.	3,400	426,802
Pentair PLC	30,855	1,982,125
Textron, Inc.	6,900	274,275

		9,466,217

Packaging & Containers — 0.8%
Bemis Co., Inc.	2,500	127,525
Crown Holdings, Inc. (a)	3,500	199,815
Graphic Packaging Holding Co.	8,300	116,117
Packaging Corporation of America	2,400	195,024
Sealed Air Corp.	41,116	1,883,935
Sonoco Products Co.	2,500	132,075

		2,654,491

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,200	184,104

Transportation — 2.0%
CSX Corp.	25,100	765,550
Norfolk Southern Corp.	28,597	2,775,625
Old Dominion Freight Line, Inc. (a)	1,300	89,193

	Number of Shares	Value
Union Pacific Corp.	20,500	$1,999,365
United Parcel Service, Inc. Class B	8,900	973,304

		6,603,037

Trucking & Leasing — 0.0%
AMERCO	500	162,115

		39,215,712

Technology — 10.8%
Computers — 5.0%
Apple, Inc.	111,844	12,643,964
Computer Sciences Corp.	3,500	182,735
DST Systems, Inc.	300	35,376
International Business Machines Corp.	23,800	3,780,630
Syntel, Inc. (a)	2,000	83,820
Teradata Corp. (a)	1,700	52,700

		16,779,225

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	4,700	85,352
Xerox Corp.	24,800	251,224

		336,576

Semiconductors — 2.8%
Intel Corp.	117,000	4,416,750
Lam Research Corp.	3,200	303,072
Micron Technology, Inc. (a)	25,700	456,946
Qorvo, Inc. (a)	3,200	178,368
QUALCOMM, Inc.	53,549	3,668,107
Skyworks Solutions, Inc.	4,600	350,244

		9,373,487

Software — 2.9%
CA, Inc.	10,800	357,264
The Dun & Bradstreet Corp.	1,100	150,282
Microsoft Corp.	61,212	3,525,811
Oracle Corp.	151,815	5,963,293

		9,996,650

		36,485,938

Utilities — 3.3%
Electric — 3.3%
The AES Corp.	18,300	235,155
Ameren Corp.	6,000	295,080
American Electric Power Co., Inc.	12,200	783,362
Calpine Corp. (a)	84,909	1,073,250
DTE Energy Co.	4,400	412,148
Duke Energy Corp.	16,900	1,352,676
Edison International	7,900	570,775
Entergy Corp.	4,500	345,285
Eversource Energy	7,800	422,604
Great Plains Energy, Inc.	3,900	106,431
NextEra Energy, Inc.	17,117	2,093,751
OGE Energy Corp.	5,100	161,262

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PG&E Corp.	28,971	$1,772,156
Pinnacle West Capital Corp.	2,800	212,772
Public Service Enterprise Group, Inc.	12,500	523,375
SCANA Corp.	3,500	253,295
Xcel Energy, Inc.	12,400	510,136

		11,123,513

TOTAL COMMON STOCK (Cost $285,719,052)		327,517,539

TOTAL EQUITIES (Cost $285,719,052)		327,517,539

MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
iShares Russell 1000 Value Index Fund	28,700	3,031,294

TOTAL MUTUAL FUNDS (Cost $3,046,251)		3,031,294

TOTAL LONG-TERM INVESTMENTS (Cost $288,765,303)		330,548,833

	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$5,980,555	5,980,555

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	537	537

TOTAL SHORT-TERM INVESTMENTS (Cost $5,981,092)		5,981,092

TOTAL INVESTMENTS — 100.0% (Cost $294,746,395) (c)		336,529,925

Other Assets/(Liabilities) — (0.0)%		(144,257)

NET ASSETS — 100.0%		$336,385,668

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $5,980,560. Collateralized by U.S. Government Agency obligations with rates ranging from 1.000% – 3.125%, maturity dates ranging from 5/15/18 – 5/15/21, and an aggregate market value, including accrued interest, of $6,108,081.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Basic Materials — 2.5%
Chemicals — 1.9%
Agrium, Inc.	87,560	$7,940,816
The Dow Chemical Co.	301,700	15,637,111

		23,577,927

Forest Products & Paper — 0.6%
International Paper Co.	166,870	8,006,423

		31,584,350

Communications — 10.8%
Advertising — 1.1%
Nielsen Holdings PLC	255,860	13,706,420

Internet — 0.8%
Liberty Interactive Corp. QVC Group Class A (a)	489,050	9,785,891

Media — 3.3%
CBS Corp. Class B	278,100	15,223,194
Comcast Corp. Class A	219,520	14,562,957
Thomson Reuters Corp.	288,760	11,948,889

		41,735,040

Telecommunications — 5.6%
Cisco Systems, Inc.	1,235,730	39,197,355
Nokia OYJ Sponsored ADR (Finland)	1,985,100	11,493,729
Verizon Communications, Inc.	393,270	20,442,175

		71,133,259

		136,360,610

Consumer, Cyclical — 7.3%
Home Builders — 1.1%
PulteGroup, Inc.	695,750	13,942,830

Leisure Time — 0.8%
Norwegian Cruise Line Holdings Ltd. (a)	276,950	10,441,015

Lodging — 1.0%
Hilton Worldwide Holdings, Inc.	546,560	12,532,621

Retail — 4.4%
CVS Health Corp.	149,560	13,309,345
The Home Depot, Inc.	85,430	10,993,132
Lowe’s Cos., Inc.	160,230	11,570,208
PVH Corp.	110,690	12,231,245
Signet Jewelers Ltd.	96,620	7,201,089

		55,305,019

		92,221,485

Consumer, Non-cyclical — 18.0%
Agriculture — 2.8%
British American Tobacco PLC	223,941	14,321,558

	Number of Shares	Value
Philip Morris International, Inc.	211,630	$20,574,669

		34,896,227

Biotechnology — 1.0%
Amgen, Inc.	79,370	13,239,710

Foods — 2.0%
The Kraft Heinz Co.	127,756	11,435,439
Mondelez International, Inc. Class A	317,850	13,953,615

		25,389,054

Health Care – Products — 2.4%
Baxter International, Inc.	154,960	7,376,096
Medtronic PLC	261,527	22,595,933

		29,972,029

Health Care – Services — 1.6%
UnitedHealth Group, Inc.	141,160	19,762,400

Pharmaceuticals — 8.2%
Allergan PLC (a)	69,760	16,066,425
AstraZeneca PLC Sponsored ADR (United Kingdom)	449,230	14,761,698
Bristol-Myers Squibb Co.	275,680	14,864,666
Merck & Co., Inc.	569,890	35,566,835
Pfizer, Inc.	197,675	6,695,252
Roche Holding AG	62,867	15,574,425

		103,529,301

		226,788,721

Energy — 12.0%
Oil & Gas — 10.7%
Anadarko Petroleum Corp.	124,540	7,890,854
Canadian Natural Resources Ltd.	309,030	9,901,321
Chevron Corp.	286,500	29,486,580
EOG Resources, Inc.	207,670	20,083,766
Exxon Mobil Corp.	225,400	19,672,912
Marathon Oil Corp.	980,181	15,496,662
Occidental Petroleum Corp.	124,140	9,052,289
Pioneer Natural Resources Co.	81,140	15,063,641
Southwestern Energy Co. (a)	570,650	7,897,796

		134,545,821

Oil & Gas Services — 1.3%
Halliburton Co.	384,470	17,255,013

		151,800,834

Financial — 24.0%
Banks — 6.4%
M&T Bank Corp.	119,470	13,870,467
The PNC Financial Services Group, Inc.	290,960	26,212,586
Wells Fargo & Co.	912,230	40,393,545

		80,476,598

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 11.2%
Ameriprise Financial, Inc.	87,300	$8,709,921
BlackRock, Inc.	48,100	17,434,326
Citigroup, Inc.	560,000	26,448,800
The Goldman Sachs Group, Inc.	74,400	11,998,488
Intercontinental Exchange, Inc.	45,850	12,350,156
Invesco Ltd.	516,840	16,161,587
JP Morgan Chase & Co.	717,966	47,809,356

		140,912,634

Insurance — 6.4%
American International Group, Inc.	221,120	13,121,261
Chubb Ltd.	171,270	21,520,075
Marsh & McLennan Cos., Inc.	235,810	15,858,222
MetLife, Inc.	315,000	13,995,450
Principal Financial Group, Inc.	190,758	9,825,945
Unum Group	200,830	7,091,307

		81,412,260

		302,801,492

Industrial — 11.1%
Aerospace & Defense — 2.0%
Triumph Group, Inc.	248,310	6,922,883
United Technologies Corp.	177,250	18,008,600

		24,931,483

Building Materials — 1.1%
Fortune Brands Home & Security, Inc.	236,180	13,722,058

Machinery – Construction & Mining — 2.2%
Caterpillar, Inc.	123,800	10,989,726
Ingersoll-Rand PLC	246,660	16,758,080

		27,747,806

Manufacturing — 4.5%
3M Co.	85,550	15,076,476
Eaton Corp. PLC	302,770	19,895,017
General Electric Co.	751,160	22,249,359

		57,220,852

Transportation — 1.3%
Union Pacific Corp.	162,360	15,834,971

		139,457,170

Technology — 8.4%
Computers — 1.5%
Apple, Inc.	57,070	6,451,763
Cognizant Technology Solutions Corp. Class A (a)	265,260	12,655,555

		19,107,318

Semiconductors — 5.8%
Analog Devices, Inc.	109,720	7,071,454
Intel Corp.	774,700	29,244,925
Maxim Integrated Products, Inc.	429,570	17,152,730

	Number of Shares	Value
QUALCOMM, Inc.	291,070	$19,938,295

		73,407,404

Software — 1.1%
Microsoft Corp.	232,030	13,364,928

		105,879,650

Utilities — 3.4%
Electric — 3.4%
Dominion Resources, Inc.	92,750	6,888,543
Edison International	172,180	12,440,005
Eversource Energy	287,740	15,589,753
NextEra Energy, Inc.	67,660	8,276,171

		43,194,472

TOTAL COMMON STOCK (Cost $970,589,150)		1,230,088,784

TOTAL EQUITIES (Cost $970,589,150)		1,230,088,784

TOTAL LONG-TERM INVESTMENTS (Cost $970,589,150)		1,230,088,784

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$30,113,981	30,113,981

TOTAL SHORT-TERM INVESTMENTS (Cost $30,113,981)		30,113,981

TOTAL INVESTMENTS — 99.9% (Cost $1,000,703,131) (c)		1,260,202,765

Other Assets/(Liabilities) — 0.1%		779,547

NET ASSETS — 100.0%		$1,260,982,312

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $30,114,006. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $30,717,980.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	79.2%
Ireland	6.0%
United Kingdom	3.4%
Switzerland	2.9%
Bermuda	2.7%
Canada	2.4%
Finland	0.9%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.4%
Basic Materials — 1.8%
Chemicals — 0.4%
BASF SE Sponsored ADR (Germany)	8,981	$768,325

Iron & Steel — 0.4%
Carpenter Technology Corp.	18,209	751,303

Mining — 1.0%
Alcoa, Inc.	83,800	849,732
Rio Tinto PLC Sponsored ADR (United Kingdom) (a)	24,898	831,593

		1,681,325

		3,200,953

Communications — 5.4%
Advertising — 0.7%
Aimia, Inc.	209,300	1,306,032

Telecommunications — 4.7%
ARRIS International PLC (b)	28,500	807,405
AT&T, Inc.	67,108	2,725,256
Cisco Systems, Inc.	47,798	1,516,152
Verizon Communications, Inc.	57,469	2,987,239
Vodafone Group PLC Sponsored ADR (United Kingdom) (a)	13,672	398,539

		8,434,591

		9,740,623

Consumer, Cyclical — 7.9%
Airlines — 0.9%
Southwest Airlines Co.	44,349	1,724,733

Home Builders — 1.2%
Lennar Corp.	29,960	1,005,757
Lennar Corp. Class A	27,100	1,147,414

		2,153,171

Home Furnishing — 0.7%
Whirlpool Corp.	8,000	1,297,280

Household Products — 0.7%
Tupperware Brands Corp.	18,771	1,227,060

Retail — 4.4%
The Gap, Inc. (a)	49,647	1,104,150
The Home Depot, Inc.	7,900	1,016,572
Target Corp.	19,159	1,315,840
Wal-Mart Stores, Inc.	61,360	4,425,283

		7,861,845

		14,264,089

Consumer, Non-cyclical — 21.7%
Agriculture — 4.9%
Altria Group, Inc.	40,259	2,545,577

	Number of Shares	Value
Philip Morris International, Inc.	63,360	$6,159,859

		8,705,436

Foods — 1.5%
ConAgra Foods, Inc.	32,600	1,535,786
Tyson Foods, Inc. Class A	16,100	1,202,187

		2,737,973

Health Care – Products — 3.8%
Johnson & Johnson	32,574	3,847,967
Medtronic PLC	34,416	2,973,542

		6,821,509

Pharmaceuticals — 11.5%
Allergan PLC (b)	3,300	760,023
Eli Lilly & Co.	43,264	3,472,369
Herbalife Ltd. (a) (b)	51,103	3,167,875
Merck & Co., Inc.	105,300	6,571,773
Pfizer, Inc.	200,766	6,799,944

		20,771,984

		39,036,902

Energy — 8.7%
Oil & Gas — 8.7%
BP PLC Sponsored ADR (United Kingdom)	123,222	4,332,486
Chesapeake Energy Corp. (a) (b)	33,300	208,791
ConocoPhillips	57,618	2,504,654
Ensco PLC Class A	167,500	1,423,750
Occidental Petroleum Corp.	34,823	2,539,293
Phillips 66	37,079	2,986,713
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	34,400	1,722,408

		15,718,095

Financial — 22.7%
Banks — 7.8%
Bank of America Corp.	429,396	6,720,047
Comerica, Inc.	18,600	880,152
The PNC Financial Services Group, Inc.	6,799	612,522
State Street Corp.	19,093	1,329,446
SunTrust Banks, Inc.	32,972	1,444,174
Wells Fargo & Co.	71,840	3,181,075

		14,167,416

Diversified Financial — 8.7%
Ally Financial, Inc.	63,706	1,240,356
American Express Co.	33,499	2,145,276
Ameriprise Financial, Inc.	14,300	1,426,711
Citigroup, Inc.	89,726	4,237,759
JP Morgan Chase & Co.	90,658	6,036,916
MasterCard, Inc.	5,800	590,266

		15,677,284

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 0.6%
Voya Financial, Inc.	35,647	$1,027,347

Insurance — 5.6%
American International Group, Inc.	17,100	1,014,714
CNO Financial Group, Inc.	265,777	4,058,415
Loews Corp.	82,718	3,403,845
XL Group Ltd.	48,800	1,641,144

		10,118,118

		40,990,165

Industrial — 15.1%
Aerospace & Defense — 2.7%
Northrop Grumman Corp.	12,800	2,738,560
Raytheon Co.	6,881	936,711
United Technologies Corp.	12,400	1,259,840

		4,935,111

Building Materials — 1.9%
CRH PLC Sponsored ADR (Ireland)	102,833	3,421,254

Electronics — 0.9%
Johnson Controls International PLC	17,585	818,230
TE Connectivity Ltd.	12,400	798,312

		1,616,542

Engineering & Construction — 4.1%
Fluor Corp.	7,800	400,296
KBR, Inc.	458,100	6,931,053

		7,331,349

Hand & Machine Tools — 1.2%
Stanley Black & Decker, Inc.	18,099	2,225,815

Machinery – Diversified — 0.2%
Flowserve Corp.	8,800	424,512

Manufacturing — 0.7%
Honeywell International, Inc.	10,475	1,221,280

Transportation — 3.4%
Euronav NA (b)	181,415	1,384,196
FedEx Corp.	8,100	1,414,908
Golar LNG Partners LP	79,641	1,563,353
Norfolk Southern Corp.	17,285	1,677,682

		6,040,139

		27,216,002

Technology — 10.2%
Computers — 2.0%
Hewlett Packard Enterprise Co.	35,400	805,350
HP, Inc.	24,900	386,697
International Business Machines Corp.	15,500	2,462,175

		3,654,222

Semiconductors — 2.8%
Intel Corp.	53,897	2,034,612
QUALCOMM, Inc.	43,500	2,979,750

		5,014,362

	Number of Shares	Value
Software — 5.4%
CA, Inc.	118,300	$3,913,364
First Data Corp. Class A (b)	31,300	411,908
Microsoft Corp.	52,300	3,012,480
Oracle Corp.	59,600	2,341,088

		9,678,840

		18,347,424

Utilities — 3.9%
Electric — 3.9%
American Electric Power Co., Inc.	9,200	590,732
Entergy Corp.	50,973	3,911,158
Exelon Corp.	64,600	2,150,534
NextEra Energy, Inc.	3,000	366,960

		7,019,384

TOTAL COMMON STOCK (Cost $167,559,305)		175,533,637

TOTAL EQUITIES (Cost $167,559,305)		175,533,637

MUTUAL FUNDS — 2.9%
Diversified Financial — 2.9%
State Street Navigator Securities Lending Prime Portfolio (c)	5,245,158	5,245,158

TOTAL MUTUAL FUNDS (Cost $5,245,158)		5,245,158

TOTAL LONG-TERM INVESTMENTS (Cost $172,804,463)		180,778,795

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$4,709,011	4,709,011

Time Deposit — 0.1%
Euro Time Deposit 0.010% 10/03/16	126,950	126,950

TOTAL SHORT-TERM INVESTMENTS (Cost $4,835,961)		4,835,961

TOTAL INVESTMENTS — 103.0% (Cost $177,640,424) (e)		185,614,756

Other Assets/(Liabilities) — (3.0)%		(5,321,902)

NET ASSETS — 100.0%		$180,292,854

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $5,131,730 or 2.85% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,709,015. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $4,804,459.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	84.7%
United Kingdom	5.3%
Ireland	4.4%
Cayman Islands	1.8%
Bermuda	0.9%
Marshall Islands	0.9%
Belgium	0.8%
Canada	0.7%
Switzerland	0.4%
Germany	0.4%

Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 2.6%
Chemicals — 2.1%
Air Products & Chemicals, Inc.	41,719	$6,272,035
Albemarle Corp.	21,492	1,837,351
CF Industries Holdings, Inc.	44,612	1,086,302
The Dow Chemical Co.	216,912	11,242,549
E.I. du Pont de Nemours & Co.	168,293	11,270,582
Eastman Chemical Co.	28,440	1,924,819
Ecolab, Inc.	50,519	6,149,173
FMC Corp.	25,593	1,237,166
International Flavors & Fragrances, Inc.	15,257	2,181,293
LyondellBasell Industries NV Class A	65,338	5,270,163
Monsanto Co.	84,314	8,616,891
The Mosaic Co.	66,960	1,637,842
PPG Industries, Inc.	51,617	5,335,133
Praxair, Inc.	55,199	6,669,695
The Sherwin-Williams Co.	15,449	4,274,120

		75,005,114

Forest Products & Paper — 0.1%
International Paper Co.	78,723	3,777,129

Iron & Steel — 0.1%
Nucor Corp.	60,868	3,009,923

Mining — 0.3%
Alcoa, Inc.	251,759	2,552,836
Freeport-McMoRan, Inc.	236,298	2,566,196
Newmont Mining Corp.	101,553	3,990,018
Vulcan Materials Co.	25,495	2,899,546

		12,008,596

		93,800,762

Communications — 13.9%
Advertising — 0.3%
The Interpublic Group of Companies, Inc.	76,980	1,720,503
Nielsen Holdings PLC	64,646	3,463,086
Omnicom Group, Inc.	45,500	3,867,500

		9,051,089

Internet — 7.2%
Akamai Technologies, Inc. (a)	33,613	1,781,153
Alphabet, Inc. Class A (a)	56,713	45,600,655
Alphabet, Inc. Class C (a)	56,835	44,177,277
Amazon.com, Inc. (a)	75,756	63,431,256
eBay, Inc. (a)	202,337	6,656,887
Equinix, Inc.	13,687	4,930,742
Expedia, Inc.	23,138	2,700,667
F5 Networks, Inc. (a)	12,820	1,597,885

	Number of Shares	Value
Facebook, Inc. Class A (a)	447,016	$57,338,742
Netflix, Inc. (a)	82,681	8,148,213
The Priceline Group, Inc. (a)	9,501	13,980,627
Symantec Corp.	117,200	2,941,720
TripAdvisor, Inc. (a)	21,878	1,382,252
VeriSign, Inc. (a)	18,264	1,428,975
Yahoo!, Inc. (a)	168,875	7,278,513

		263,375,564

Media — 2.7%
CBS Corp. Class B	78,090	4,274,647
Charter Communications, Inc. Class A (a)	41,728	11,265,308
Comcast Corp. Class A	462,790	30,701,489
Discovery Communications, Inc. Class C (a)	42,672	1,122,700
Discovery Communications, Inc. Series A (a)	28,776	774,650
News Corp. Class A	72,813	1,017,926
News Corp. Class B	21,500	305,730
Scripps Networks Interactive Class A	18,186	1,154,629
TEGNA, Inc.	41,396	904,917
Time Warner, Inc.	149,627	11,911,805
Twenty-First Century Fox, Inc. Class A	204,883	4,962,266
Twenty-First Century Fox, Inc. Class B	93,886	2,322,740
Viacom, Inc. Class B	66,342	2,527,630
The Walt Disney Co.	284,508	26,419,413

		99,665,850

Telecommunications — 3.7%
AT&T, Inc.	1,184,310	48,094,829
CenturyLink, Inc.	104,519	2,866,956
Cisco Systems, Inc.	967,642	30,693,604
Corning, Inc.	199,827	4,725,909
Frontier Communications Corp.	224,441	933,675
Juniper Networks, Inc.	73,901	1,778,058
Level 3 Communications, Inc. (a)	55,488	2,573,533
Motorola Solutions, Inc.	32,107	2,449,122
Verizon Communications, Inc.	784,642	40,785,691

		134,901,377

		506,993,880

Consumer, Cyclical — 9.2%
Airlines — 0.4%
Alaska Air Group, Inc.	23,594	1,553,901
American Airlines Group, Inc.	101,426	3,713,206
Delta Air Lines, Inc.	144,287	5,679,136
Southwest Airlines Co.	119,549	4,649,261

		15,595,504

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.7%
Hanesbrands, Inc.	72,239	$1,824,035
Michael Kors Holdings Ltd. (a)	32,274	1,510,100
Nike, Inc. Class B	259,640	13,670,046
Ralph Lauren Corp.	11,064	1,119,013
Under Armour, Inc. Class A (a)	35,053	1,355,850
Under Armour, Inc. Class C (a)	35,231	1,192,922
VF Corp.	63,812	3,576,662

		24,248,628

Auto Manufacturers — 0.6%
Ford Motor Co.	752,646	9,084,438
General Motors Co.	273,008	8,673,464
Paccar, Inc.	67,072	3,942,492

		21,700,394

Automotive & Parts — 0.2%
BorgWarner, Inc.	38,933	1,369,663
Delphi Automotive PLC	52,240	3,725,757
The Goodyear Tire & Rubber Co.	50,877	1,643,327

		6,738,747

Distribution & Wholesale — 0.3%
Fastenal Co.	55,276	2,309,431
Genuine Parts Co.	28,638	2,876,687
LKQ Corp. (a)	58,680	2,080,793
W.W. Grainger, Inc.	10,797	2,427,598

		9,694,509

Home Builders — 0.1%
D.R. Horton, Inc.	65,542	1,979,368
Lennar Corp. Class A	36,744	1,555,741
PulteGroup, Inc.	60,329	1,208,993

		4,744,102

Home Furnishing — 0.1%
Harman International Industries, Inc.	13,508	1,140,751
Whirlpool Corp.	14,541	2,357,968

		3,498,719

Housewares — 0.1%
Newell Brands, Inc.	92,300	4,860,518

Leisure Time — 0.2%
Carnival Corp.	83,912	4,096,584
Harley-Davidson, Inc.	34,657	1,822,612
Royal Caribbean Cruises Ltd.	32,131	2,408,218

		8,327,414

Lodging — 0.2%
Marriott International, Inc. Class A	61,307	4,127,801
Wyndham Worldwide Corp.	21,434	1,443,151
Wynn Resorts Ltd.	15,584	1,518,193

		7,089,145

Retail — 6.1%
Advance Auto Parts, Inc.	14,080	2,099,610

	Number of Shares	Value
AutoNation, Inc. (a)	12,118	$590,268
AutoZone, Inc. (a)	5,615	4,314,229
Bed Bath & Beyond, Inc.	29,553	1,274,030
Best Buy Co., Inc.	53,964	2,060,345
CarMax, Inc. (a)	37,106	1,979,605
Chipotle Mexican Grill, Inc. (a)	5,590	2,367,365
Coach, Inc.	53,195	1,944,809
Costco Wholesale Corp.	84,354	12,864,829
CVS Health Corp.	204,785	18,223,817
Darden Restaurants, Inc.	24,321	1,491,364
Dollar General Corp.	49,913	3,493,411
Dollar Tree, Inc. (a)	45,087	3,558,717
Foot Locker, Inc.	26,052	1,764,241
The Gap, Inc.	43,308	963,170
The Home Depot, Inc.	237,515	30,563,430
Kohl’s Corp.	35,165	1,538,469
L Brands, Inc.	46,225	3,271,343
Lowe’s Cos., Inc.	168,305	12,153,304
Macy’s, Inc.	59,031	2,187,099
McDonald’s Corp.	164,127	18,933,691
Nordstrom, Inc.	22,369	1,160,504
O’Reilly Automotive, Inc. (a)	18,162	5,087,358
PVH Corp.	15,503	1,713,081
Ross Stores, Inc.	76,912	4,945,442
Signet Jewelers Ltd.	14,932	1,112,882
Staples, Inc.	123,696	1,057,601
Starbucks Corp.	282,101	15,272,948
Target Corp.	110,696	7,602,601
Tiffany & Co.	20,980	1,523,777
The TJX Cos., Inc.	126,527	9,461,689
Tractor Supply Co.	25,535	1,719,782
Ulta Salon Cosmetics & Fragrance, Inc. (a)	11,254	2,678,227
Urban Outfitters, Inc. (a)	16,626	573,929
Wal-Mart Stores, Inc.	291,321	21,010,070
Walgreens Boots Alliance, Inc.	164,517	13,263,361
Yum! Brands, Inc.	71,189	6,464,673

		222,285,071

Textiles — 0.1%
Cintas Corp.	16,598	1,868,935
Mohawk Industries, Inc. (a)	12,200	2,444,148

		4,313,083

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	21,474	1,703,532
Mattel, Inc.	65,156	1,972,924

		3,676,456

		336,772,290

Consumer, Non-cyclical — 24.0%
Agriculture — 1.8%
Altria Group, Inc.	375,718	23,756,649
Archer-Daniels-Midland Co.	112,462	4,742,523

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Philip Morris International, Inc.	298,533	$29,023,378
Reynolds American, Inc.	159,962	7,542,208

		65,064,758

Beverages — 2.2%
Brown-Forman Corp. Class B	35,266	1,673,019
The Coca-Cola Co.	747,359	31,628,233
Constellation Brands, Inc. Class A	34,166	5,688,297
Dr. Pepper Snapple Group, Inc.	35,573	3,248,171
Molson Coors Brewing Co. Class B	35,232	3,868,473
Monster Beverage Corp. (a)	26,047	3,823,960
PepsiCo, Inc.	276,492	30,074,035

		80,004,188

Biotechnology — 2.6%
Alexion Pharmaceuticals, Inc. (a)	43,379	5,315,663
Amgen, Inc.	143,791	23,985,777
Biogen, Inc. (a)	42,129	13,187,641
Celgene Corp. (a)	149,169	15,592,635
Gilead Sciences, Inc.	253,927	20,090,704
Illumina, Inc. (a)	28,177	5,118,634
Regeneron Pharmaceuticals, Inc. (a)	14,530	5,841,351
Vertex Pharmaceuticals, Inc. (a)	47,344	4,128,870

		93,261,275

Commercial Services — 2.3%
Alliance Data Systems Corp. (a)	11,282	2,420,328
Automatic Data Processing, Inc.	88,014	7,762,835
Equifax, Inc.	22,781	3,065,867
Global Payments, Inc.	29,474	2,262,424
H&R Block, Inc.	42,583	985,796
McKesson Corp.	43,475	7,249,456
Moody’s Corp.	32,342	3,501,992
Paychex, Inc.	61,372	3,551,598
PayPal Holdings, Inc. (a)	216,020	8,850,339
Quanta Services, Inc. (a)	29,249	818,680
Robert Half International, Inc.	25,135	951,611
S&P Global, Inc.	50,638	6,408,745
Total System Services, Inc.	32,334	1,524,548
United Rentals, Inc. (a)	16,939	1,329,542
Verisk Analytics, Inc. (a)	30,522	2,480,828
Visa, Inc. Class A	362,898	30,011,665
The Western Union Co.	94,037	1,957,850

		85,134,104

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	171,947	12,748,151
The Estee Lauder Cos., Inc. Class A	42,597	3,772,390
The Procter & Gamble Co.	513,416	46,079,086

		62,599,627

Foods — 1.8%
Campbell Soup Co.	37,521	2,052,399
ConAgra Foods, Inc.	80,418	3,788,492
General Mills, Inc.	114,891	7,339,237

	Number of Shares	Value
The Hershey Co.	26,903	$2,571,927
Hormel Foods Corp.	51,723	1,961,853
The J.M. Smucker Co.	22,406	3,036,909
Kellogg Co.	48,248	3,737,773
The Kraft Heinz Co.	114,843	10,279,597
The Kroger Co.	182,579	5,418,945
McCormick & Co., Inc.	22,060	2,204,235
Mondelez International, Inc. Class A	299,272	13,138,041
Sysco Corp.	98,513	4,828,122
Tyson Foods, Inc. Class A	57,531	4,295,840
Whole Foods Market, Inc.	61,464	1,742,504

		66,395,874

Health Care – Products — 3.9%
Baxter International, Inc.	94,197	4,483,777
Becton, Dickinson & Co.	41,013	7,371,267
Boston Scientific Corp. (a)	262,804	6,254,735
C.R. Bard, Inc.	14,029	3,146,424
The Cooper Cos., Inc.	9,380	1,681,459
Edwards Lifesciences Corp. (a)	41,133	4,958,994
Henry Schein, Inc. (a)	15,705	2,559,601
Hologic, Inc. (a)	53,435	2,074,881
Intuitive Surgical, Inc. (a)	7,384	5,352,145
Johnson & Johnson	526,503	62,195,799
Medtronic PLC	265,848	22,969,267
St. Jude Medical, Inc.	54,414	4,340,061
Stryker Corp.	59,529	6,929,771
Varian Medical Systems, Inc. (a)	18,223	1,813,735
Zimmer Biomet Holdings, Inc.	38,735	5,036,325

		141,168,241

Health Care – Services — 2.2%
Aetna, Inc.	67,704	7,816,427
Anthem, Inc.	50,931	6,382,164
Centene Corp. (a)	32,631	2,184,972
Cigna Corp.	49,699	6,476,774
DaVita, Inc. (a)	32,319	2,135,316
DENTSPLY SIRONA, Inc.	44,817	2,663,474
HCA Holdings, Inc. (a)	56,735	4,290,868
Humana, Inc.	28,525	5,045,787
Laboratory Corporation of America Holdings (a)	19,602	2,694,883
Quest Diagnostics, Inc.	27,083	2,292,034
Thermo Fisher Scientific, Inc.	75,820	12,059,929
UnitedHealth Group, Inc.	183,091	25,632,740
Universal Health Services, Inc. Class B	17,179	2,116,797

		81,792,165

Household Products — 0.4%
Avery Dennison Corp.	17,060	1,327,097
Church & Dwight Co., Inc.	49,120	2,353,830
The Clorox Co.	24,761	3,099,582
Kimberly-Clark Corp.	69,532	8,770,767

		15,551,276

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.1%
Abbott Laboratories	282,926	$11,964,941
AbbVie, Inc.	313,381	19,764,940
Allergan PLC (a)	76,214	17,552,846
AmerisourceBergen Corp.	35,129	2,837,721
Bristol-Myers Squibb Co.	321,526	17,336,682
Cardinal Health, Inc.	61,171	4,752,987
Eli Lilly & Co.	186,842	14,995,939
Endo International PLC (a)	39,212	790,122
Express Scripts Holding Co. (a)	121,133	8,543,510
Mallinckrodt PLC (a)	20,927	1,460,286
Mead Johnson Nutrition Co.	35,731	2,823,106
Merck & Co., Inc.	532,028	33,203,867
Mylan NV (a)	88,574	3,376,441
Patterson Cos., Inc.	15,928	731,732
Perrigo Co. PLC	27,413	2,531,042
Pfizer, Inc.	1,166,986	39,525,816
Zoetis, Inc.	95,281	4,955,565

		187,147,543

		878,119,051

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	63,755	1,213,895

Energy — 7.2%
Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	14,674	579,476

Oil & Gas — 5.6%
Anadarko Petroleum Corp.	105,007	6,653,244
Apache Corp.	72,454	4,627,637
Cabot Oil & Gas Corp.	89,008	2,296,406
Chesapeake Energy Corp. (a)	125,845	789,048
Chevron Corp.	363,352	37,396,188
Cimarex Energy Co.	18,148	2,438,547
Concho Resources, Inc. (a)	27,573	3,787,152
ConocoPhillips	238,832	10,382,027
Devon Energy Corp.	100,301	4,424,277
EOG Resources, Inc.	106,128	10,263,639
EQT Corp.	33,063	2,401,035
Exxon Mobil Corp.	798,107	69,658,779
Helmerich & Payne, Inc.	20,659	1,390,351
Hess Corp.	52,051	2,790,975
Marathon Oil Corp.	162,257	2,565,283
Marathon Petroleum Corp.	101,419	4,116,597
Murphy Oil Corp.	31,186	948,054
Newfield Exploration Co. (a)	37,655	1,636,486
Noble Energy, Inc.	82,024	2,931,538
Occidental Petroleum Corp.	147,384	10,747,241
Phillips 66	85,728	6,905,390
Pioneer Natural Resources Co.	32,704	6,071,498
Range Resources Corp.	36,290	1,406,238
Southwestern Energy Co. (a)	95,310	1,319,090
Tesoro Corp.	22,966	1,827,175

	Number of Shares	Value
Valero Energy Corp.	88,622	$4,696,966

		204,470,861

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	82,309	4,154,135
FMC Technologies, Inc. (a)	43,300	1,284,711
Halliburton Co.	166,245	7,461,076
National Oilwell Varco, Inc.	72,159	2,651,122
Schlumberger Ltd.	267,854	21,064,038
Transocean Ltd.	65,698	700,341

		37,315,423

Pipelines — 0.6%
Kinder Morgan, Inc.	369,772	8,552,826
ONEOK, Inc.	40,216	2,066,700
Spectra Energy Corp.	135,069	5,774,200
The Williams Cos., Inc.	130,739	4,017,610

		20,411,336

		262,777,096

Financial — 15.7%
Banks — 3.9%
Bank of America Corp.	1,961,550	30,698,258
The Bank of New York Mellon Corp.	205,864	8,209,856
BB&T Corp.	157,058	5,924,228
Capital One Financial Corp.	97,009	6,968,156
Citizens Financial Group, Inc.	101,194	2,500,504
Comerica, Inc.	33,502	1,585,315
Fifth Third Bancorp	146,879	3,005,144
Huntington Bancshares, Inc.	207,729	2,048,208
KeyCorp	207,277	2,522,561
M&T Bank Corp.	30,421	3,531,878
Northern Trust Corp.	43,468	2,955,389
The PNC Financial Services Group, Inc.	94,720	8,533,325
Regions Financial Corp.	242,286	2,391,363
State Street Corp.	70,489	4,908,149
SunTrust Banks, Inc.	95,903	4,200,551
U.S. Bancorp	308,995	13,252,796
Wells Fargo & Co.	873,729	38,688,720
Zions Bancorp	39,096	1,212,758

		143,137,159

Diversified Financial — 4.8%
Affiliated Managers Group, Inc. (a)	10,250	1,483,175
American Express Co.	149,027	9,543,689
Ameriprise Financial, Inc.	30,945	3,087,383
BlackRock, Inc.	23,442	8,496,787
The Charles Schwab Corp.	232,345	7,335,132
Citigroup, Inc.	558,948	26,399,114
CME Group, Inc.	64,811	6,774,046
Discover Financial Services	77,604	4,388,506
E*TRADE Financial Corp. (a)	53,123	1,546,942
Franklin Resources, Inc.	67,410	2,397,774

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Goldman Sachs Group, Inc.	72,397	$11,675,464
Intercontinental Exchange, Inc.	23,082	6,217,367
Invesco Ltd.	79,694	2,492,031
JP Morgan Chase & Co.	694,803	46,266,932
Legg Mason, Inc.	17,652	590,989
MasterCard, Inc.	184,519	18,778,499
Morgan Stanley	282,687	9,062,945
Nasdaq, Inc.	22,008	1,486,420
Navient Corp.	63,255	915,300
Synchrony Financial	152,417	4,267,676
T. Rowe Price Group, Inc.	47,333	3,147,644

		176,353,815

Insurance — 4.1%
Aflac, Inc.	78,233	5,622,606
The Allstate Corp.	71,652	4,956,885
American International Group, Inc.	195,662	11,610,583
Aon PLC	51,303	5,771,074
Arthur J. Gallagher & Co.	33,889	1,723,933
Assurant, Inc.	11,204	1,033,569
Berkshire Hathaway, Inc. Class B (a)	365,247	52,767,234
Chubb Ltd.	89,495	11,245,047
Cincinnati Financial Corp.	29,211	2,203,094
The Hartford Financial Services Group, Inc.	73,548	3,149,325
Lincoln National Corp.	44,235	2,078,160
Loews Corp.	53,497	2,201,402
Marsh & McLennan Cos., Inc.	99,740	6,707,515
MetLife, Inc.	211,874	9,413,562
Principal Financial Group, Inc.	51,586	2,657,195
The Progressive Corp.	111,574	3,514,581
Prudential Financial, Inc.	84,588	6,906,610
Torchmark Corp.	21,459	1,371,016
The Travelers Cos., Inc.	55,362	6,341,717
Unum Group	45,468	1,605,475
Willis Towers Watson PLC	24,989	3,317,790
XL Group Ltd.	52,368	1,761,136

		147,959,509

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	58,417	1,634,508

Real Estate Investment Trusts (REITS) — 2.8%
American Tower Corp.	81,970	9,289,660
Apartment Investment & Management Co. Class A	29,984	1,376,565
AvalonBay Communities, Inc.	26,656	4,740,503
Boston Properties, Inc.	29,406	4,007,744
Crown Castle International Corp.	65,287	6,150,688
Digital Realty Trust, Inc.	28,099	2,728,975
Equity Residential	69,964	4,500,784
Essex Property Trust, Inc.	12,524	2,789,095
Extra Space Storage, Inc.	23,966	1,903,140
Federal Realty Investment Trust	13,570	2,088,830

	Number of Shares	Value
General Growth Properties, Inc.	111,589	$3,079,856
HCP, Inc.	89,407	3,392,996
Host Hotels & Resorts, Inc.	143,045	2,227,211
Iron Mountain, Inc.	47,739	1,791,645
Kimco Realty Corp.	80,322	2,325,322
The Macerich Co.	23,269	1,881,764
Prologis, Inc.	101,938	5,457,760
Public Storage	28,709	6,406,126
Realty Income Corp.	49,315	3,300,653
Simon Property Group, Inc.	60,528	12,529,901
SL Green Realty Corp.	19,188	2,074,223
UDR, Inc.	51,133	1,840,277
Ventas, Inc.	67,819	4,790,056
Vornado Realty Trust	33,259	3,366,143
Welltower, Inc.	69,332	5,183,954
Weyerhaeuser Co.	143,000	4,567,420

		103,791,291

Savings & Loans — 0.0%
People’s United Financial, Inc.	60,090	950,624

		573,826,906

Industrial — 9.8%
Aerospace & Defense — 2.0%
The Boeing Co.	111,616	14,704,292
General Dynamics Corp.	55,496	8,610,759
Harris Corp.	23,872	2,186,914
L-3 Communications Holdings, Inc.	14,729	2,220,102
Lockheed Martin Corp.	48,525	11,632,413
Northrop Grumman Corp.	34,540	7,389,833
Raytheon Co.	56,844	7,738,174
Rockwell Collins, Inc.	24,916	2,101,416
TransDigm Group, Inc. (a)	9,641	2,787,406
United Technologies Corp.	149,677	15,207,183

		74,578,492

Airlines — 0.1%
United Continental Holdings, Inc. (a)	56,561	2,967,756

Building Materials — 0.2%
Fortune Brands Home & Security, Inc.	29,351	1,705,293
Martin Marietta Materials, Inc.	12,160	2,177,977
Masco Corp.	63,683	2,184,964

		6,068,234

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	8,389	2,219,729
AMETEK, Inc.	44,668	2,134,237
Emerson Electric Co.	124,547	6,789,057

		11,143,023

Electronics — 0.8%
Agilent Technologies, Inc.	62,714	2,953,202
Allegion PLC	18,315	1,262,087

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Amphenol Corp. Class A	58,926	$3,825,476
FLIR Systems, Inc.	26,336	827,477
Fortive Corp.	57,345	2,918,860
Garmin Ltd.	22,269	1,071,362
Johnson Controls International PLC	181,487	8,444,590
Mettler-Toledo International, Inc. (a)	5,123	2,150,789
PerkinElmer, Inc.	20,862	1,170,567
TE Connectivity Ltd.	68,436	4,405,910
Waters Corp. (a)	15,499	2,456,436

		31,486,756

Engineering & Construction — 0.1%
Fluor Corp.	26,596	1,364,906
Jacobs Engineering Group, Inc. (a)	23,283	1,204,197

		2,569,103

Environmental Controls — 0.2%
Republic Services, Inc.	45,446	2,292,751
Stericycle, Inc. (a)	16,254	1,302,596
Waste Management, Inc.	78,006	4,973,662

		8,569,009

Hand & Machine Tools — 0.1%
Snap-on, Inc.	11,132	1,691,619
Stanley Black & Decker, Inc.	28,734	3,533,707

		5,225,326

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	112,663	10,001,095
Ingersoll-Rand PLC	49,282	3,348,219

		13,349,314

Machinery – Diversified — 0.5%
Cummins, Inc.	29,727	3,809,515
Deere & Co.	55,743	4,757,665
Flowserve Corp.	24,940	1,203,105
Rockwell Automation, Inc.	24,927	3,049,569
Roper Technologies, Inc.	19,370	3,534,444
Xylem, Inc.	34,226	1,795,154

		18,149,452

Manufacturing — 3.3%
3M Co.	116,500	20,530,795
Danaher Corp.	116,886	9,162,694
Dover Corp.	29,694	2,186,666
Eaton Corp. PLC	87,661	5,760,204
General Electric Co.	1,724,659	51,084,400
Honeywell International, Inc.	146,576	17,089,296
Illinois Tool Works, Inc.	61,311	7,347,510
Leggett & Platt, Inc.	25,745	1,173,457
Parker Hannifin Corp.	25,774	3,235,410
Pentair PLC	32,391	2,080,798
Textron, Inc.	51,454	2,045,296

		121,696,526

	Number of Shares	Value
Packaging & Containers — 0.2%
Ball Corp.	33,291	$2,728,198
Owens-Illinois, Inc. (a)	30,980	569,722
Sealed Air Corp.	37,742	1,729,339
WestRock Co.	48,355	2,344,250

		7,371,509

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	27,324	1,925,249
CSX Corp.	182,980	5,580,890
Expeditors International of Washington, Inc.	34,843	1,795,111
FedEx Corp.	47,079	8,223,760
J.B. Hunt Transport Services, Inc.	17,040	1,382,626
Kansas City Southern	20,673	1,929,204
Norfolk Southern Corp.	56,610	5,494,567
Ryder System, Inc.	10,256	676,383
Union Pacific Corp.	160,189	15,623,233
United Parcel Service, Inc. Class B	132,977	14,542,365

		57,173,388

		360,347,888

Technology — 12.9%
Computers — 5.0%
Accenture PLC Class A	119,993	14,659,545
Apple, Inc.	1,036,843	117,215,101
Cognizant Technology Solutions Corp. Class A (a)	117,263	5,594,618
CSRA, Inc.	28,962	779,078
Hewlett Packard Enterprise Co.	321,368	7,311,122
HP, Inc.	327,445	5,085,221
International Business Machines Corp.	167,351	26,583,706
NetApp, Inc.	53,341	1,910,674
Seagate Technology PLC	57,134	2,202,516
Teradata Corp. (a)	24,881	771,311
Western Digital Corp.	55,274	3,231,871

		185,344,763

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	35,562	645,806
Xerox Corp.	163,839	1,659,689

		2,305,495

Semiconductors — 3.2%
Analog Devices, Inc.	58,833	3,791,787
Applied Materials, Inc.	208,478	6,285,612
Broadcom Ltd.	76,196	13,145,334
Intel Corp.	910,877	34,385,607
KLA-Tencor Corp.	29,799	2,077,288
Lam Research Corp.	30,550	2,893,390
Linear Technology Corp.	45,761	2,713,170
Microchip Technology, Inc.	41,109	2,554,513
Micron Technology, Inc. (a)	198,507	3,529,454
NVIDIA Corp.	103,000	7,057,560

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Qorvo, Inc. (a)	24,413	$1,360,781
QUALCOMM, Inc.	283,667	19,431,189
Skyworks Solutions, Inc.	36,414	2,772,562
Texas Instruments, Inc.	193,317	13,566,987
Xilinx, Inc.	48,562	2,638,859

		118,204,093

Software — 4.6%
Activision Blizzard, Inc.	131,397	5,820,887
Adobe Systems, Inc. (a)	95,735	10,391,077
Autodesk, Inc. (a)	37,678	2,725,250
CA, Inc.	60,824	2,012,058
Cerner Corp. (a)	57,612	3,557,541
Citrix Systems, Inc. (a)	29,675	2,528,903
The Dun & Bradstreet Corp.	6,937	947,733
Electronic Arts, Inc. (a)	57,732	4,930,313
Fidelity National Information Services, Inc.	63,112	4,861,517
Fiserv, Inc. (a)	42,558	4,233,244
Intuit, Inc.	47,278	5,201,053
Microsoft Corp.	1,499,480	86,370,048
Oracle Corp.	579,154	22,749,169
Red Hat, Inc. (a)	34,713	2,805,852
Salesforce.com, Inc. (a)	123,993	8,844,421

		167,979,066

		473,833,417

Utilities — 3.2%
Electric — 3.0%
The AES Corp.	126,185	1,621,477
Alliant Energy Corp.	43,480	1,665,719
Ameren Corp.	46,427	2,283,280
American Electric Power Co., Inc.	95,271	6,117,351
CenterPoint Energy, Inc.	82,417	1,914,547
CMS Energy Corp.	53,422	2,244,258
Consolidated Edison, Inc.	58,216	4,383,665
Dominion Resources, Inc.	120,569	8,954,660
DTE Energy Co.	34,353	3,217,845
Duke Energy Corp.	132,877	10,635,475
Edison International	62,375	4,506,594
Entergy Corp.	34,209	2,624,857
Eversource Energy	60,720	3,289,810
Exelon Corp.	178,557	5,944,162
FirstEnergy Corp.	81,304	2,689,536
NextEra Energy, Inc.	90,136	11,025,435
NRG Energy, Inc.	60,283	675,772
PG&E Corp.	96,257	5,888,041
Pinnacle West Capital Corp.	21,269	1,616,231
PPL Corp.	131,640	4,550,795
Public Service Enterprise Group, Inc.	98,541	4,125,912
SCANA Corp.	27,332	1,978,017
The Southern Co.	188,679	9,679,233

	Number of Shares	Value
WEC Energy Group, Inc.	60,393	$3,616,333
Xcel Energy, Inc.	97,228	3,999,960

		109,248,965

Gas — 0.1%
NiSource, Inc.	61,503	1,482,837
Sempra Energy	48,174	5,163,771

		6,646,608

Water — 0.1%
American Water Works Co., Inc.	34,016	2,545,757

		118,441,330

TOTAL COMMON STOCK (Cost $2,213,113,340)		3,606,126,515

TOTAL EQUITIES (Cost $2,213,113,340)		3,606,126,515

TOTAL LONG-TERM INVESTMENTS (Cost $2,213,113,340)		3,606,126,515

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$47,866,083	47,866,083

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	25,247	25,247

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (c) 0.000% 3/02/17	15,000	14,978
U.S. Treasury Bill (c) 0.000% 3/02/17	3,400,000	3,394,832
U.S. Treasury Bill (c) 0.000% 3/02/17	50,000	49,924

		3,459,734

TOTAL SHORT-TERM INVESTMENTS (Cost $51,349,742)		51,351,064

TOTAL INVESTMENTS — 99.9% (Cost $2,264,463,082) (d)		3,657,477,579

Other Assets/(Liabilities) — 0.1%		5,081,684

NET ASSETS — 100.0%		$3,662,559,263

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $47,866,123. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $48,826,928.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 94.7%

COMMON STOCK — 94.7%
Communications — 20.1%
Internet — 7.7%
Alphabet, Inc. Class C (a)	47,100	$36,610,359
CDW Corp.	441,000	20,166,930

		56,777,289

Media — 9.7%
Charter Communications, Inc. Class A (a)	144,500	39,010,665
Tribune Media Co. Class A	878,500	32,082,820

		71,093,485

Telecommunications — 2.7%
CommScope Holding Co., Inc. (a)	648,000	19,511,280

		147,382,054

Consumer, Cyclical — 14.3%
Auto Manufacturers — 6.9%
General Motors Co.	1,585,000	50,355,450

Retail — 7.4%
CarMax, Inc. (a)	481,500	25,688,025
Tiffany & Co.	395,500	28,725,165

		54,413,190

		104,768,640

Consumer, Non-cyclical — 11.2%
Health Care – Products — 3.5%
Baxter International, Inc.	534,000	25,418,400

Health Care – Services — 3.5%
HCA Holdings, Inc. (a)	342,000	25,865,460

Pharmaceuticals — 4.2%
Quintiles Transnational Holdings, Inc. (a)	376,500	30,519,090

		81,802,950

Financial — 36.4%
Banks — 5.8%
Wells Fargo & Co.	965,500	42,752,340

Diversified Financial — 15.4%
BlackRock, Inc.	100,000	36,246,000
The Goldman Sachs Group, Inc.	212,000	34,189,240
JP Morgan Chase & Co.	630,000	41,951,700

		112,386,940

Insurance — 12.1%
American International Group, Inc.	932,000	55,304,880
Aon PLC	298,500	33,578,265

		88,883,145

	Number of Shares	Value
Real Estate — 3.1%
CBRE Group, Inc. Class A (a)	813,000	$22,747,740

		266,770,165

Industrial — 12.7%
Machinery – Construction & Mining — 5.9%
Caterpillar, Inc.	487,500	43,275,375

Machinery – Diversified — 6.8%
Cummins, Inc.	386,500	49,529,975

		92,805,350

TOTAL COMMON STOCK (Cost $596,912,714)		693,529,159

TOTAL EQUITIES (Cost $596,912,714)		693,529,159

TOTAL LONG-TERM INVESTMENTS (Cost $596,912,714)		693,529,159

	Principal Amount
SHORT-TERM INVESTMENTS — 6.3%
Repurchase Agreement — 6.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$46,522,907	46,522,907

TOTAL SHORT-TERM INVESTMENTS (Cost $46,522,907)		46,522,907

TOTAL INVESTMENTS — 101.0% (Cost $643,435,621) (c)		740,052,066

Other Assets/(Liabilities) — (1.0)%		(7,466,805)

NET ASSETS — 100.0%		$732,585,261

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $46,522,946. Collateralized by U.S. Government Agency obligations with rates ranging from 1.625% – 3.125%, maturity dates ranging from 12/31/19 – 5/15/21, and an aggregate market value, including accrued interest, of $47,455,174.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.6%
Basic Materials — 1.5%
Chemicals — 0.5%
The Sherwin-Williams Co.	2,105	$582,369

Iron & Steel — 0.4%
Nucor Corp.	8,234	407,171

Mining — 0.6%
Rio Tinto PLC Sponsored ADR (United Kingdom) (a)	22,036	736,003

		1,725,543

Communications — 24.7%
Advertising — 1.6%
Nielsen Holdings PLC	15,651	838,424
Omnicom Group, Inc.	11,566	983,110

		1,821,534

Internet — 16.5%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (b)	6,689	707,629
Alphabet, Inc. Class C (b)	7,200	5,596,488
Amazon.com, Inc. (b)	4,130	3,458,090
Baidu, Inc. Sponsored ADR (Cayman Islands) (b)	3,538	644,164
eBay, Inc. (b)	34,490	1,134,721
F5 Networks, Inc. (b)	6,828	851,042
Facebook, Inc. Class A (b)	31,496	4,039,992
GoDaddy, Inc. Class A (a) (b)	3,516	121,407
Netflix, Inc. (b)	1,054	103,872
The Priceline Group, Inc. (b)	1,070	1,574,494
Yandex NV Class A (b)	35,978	757,337

		18,989,236

Media — 4.3%
Comcast Corp. Class A	36,035	2,390,562
Discovery Communications, Inc. Series A (a) (b)	20,258	545,345
FactSet Research Systems, Inc.	3,356	544,008
Scripps Networks Interactive Class A	16,875	1,071,394
Viacom, Inc. Class B	11,242	428,320

		4,979,629

Telecommunications — 2.3%
Cisco Systems, Inc.	28,549	905,574
Verizon Communications, Inc.	33,784	1,756,093

		2,661,667

		28,452,066

Consumer, Cyclical — 9.6%
Apparel — 0.6%
Michael Kors Holdings Ltd. (b)	14,516	679,204

	Number of Shares	Value
Lodging — 1.0%
Las Vegas Sands Corp.	11,900	$684,726
Wyndham Worldwide Corp.	6,800	457,844

		1,142,570

Retail — 8.0%
CVS Health Corp.	13,146	1,169,862
Dollar General Corp.	6,168	431,698
Domino’s Pizza, Inc.	580	88,073
Dunkin’ Brands Group, Inc. (a)	8,808	458,721
The Home Depot, Inc.	19,892	2,559,703
Lowe’s Cos., Inc.	18,948	1,368,235
O’Reilly Automotive, Inc. (b)	3,090	865,540
Ross Stores, Inc.	10,799	694,376
The TJX Cos., Inc.	13,466	1,006,987
Wal-Mart Stores, Inc.	8,547	616,410

		9,259,605

		11,081,379

Consumer, Non-cyclical — 29.7%
Agriculture — 0.6%
Altria Group, Inc.	11,558	730,812

Beverages — 2.5%
Monster Beverage Corp. (b)	1,526	224,032
PepsiCo, Inc.	24,635	2,679,549

		2,903,581

Biotechnology — 3.8%
Amgen, Inc.	15,169	2,530,341
Celgene Corp. (b)	2,174	227,248
Gilead Sciences, Inc.	20,197	1,597,987
Regeneron Pharmaceuticals, Inc. (b)	187	75,178

		4,430,754

Commercial Services — 8.9%
Alliance Data Systems Corp. (b)	3,393	727,900
Experian PLC	28,060	562,205
Gartner, Inc. (b)	6,435	569,176
Global Payments, Inc.	8,338	640,025
IHS Markit Ltd. (b)	31,782	1,193,414
Paychex, Inc.	20,676	1,196,520
PayPal Holdings, Inc. (b)	30,161	1,235,696
Vantiv, Inc. Class A (b)	17,860	1,004,982
Verisk Analytics, Inc. (b)	8,731	709,656
Visa, Inc. Class A	29,980	2,479,346

		10,318,920

Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	12,406	919,781
The Estee Lauder Cos., Inc. Class A	7,856	695,727

		1,615,508

Foods — 1.3%
BRF SA Sponsored ADR (Brazil) (a)	14,483	247,080

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Hershey Co.	7,517	$718,625
Mondelez International, Inc. Class A	10,924	479,564

		1,445,269

Health Care – Products — 4.5%
Becton, Dickinson & Co.	6,459	1,160,876
C.R. Bard, Inc.	3,934	882,317
Johnson & Johnson	10,460	1,235,640
Medtronic PLC	9,469	818,122
Varian Medical Systems, Inc. (b)	6,238	620,868
Zimmer Biomet Holdings, Inc.	3,407	442,978

		5,160,801

Health Care – Services — 2.4%
Aetna, Inc.	10,585	1,222,038
Anthem, Inc.	3,156	395,479
HCA Holdings, Inc. (b)	7,964	602,317
ICON PLC (b)	6,673	516,290

		2,736,124

Pharmaceuticals — 4.3%
Allergan PLC (b)	4,158	957,629
AstraZeneca PLC Sponsored ADR (United Kingdom) (a)	11,520	378,547
Bristol-Myers Squibb Co.	31,694	1,708,940
Cardinal Health, Inc.	11,598	901,165
Merck & Co., Inc.	15,676	978,339

		4,924,620

		34,266,389

Energy — 2.4%
Energy – Alternate Sources — 0.3%
First Solar, Inc. (a) (b)	7,847	309,878

Oil & Gas — 1.4%
BP PLC Sponsored ADR (United Kingdom)	25,660	902,206
Chevron Corp.	6,762	695,945

		1,598,151

Oil & Gas Services — 0.7%
Baker Hughes, Inc.	17,235	869,850

		2,777,879

Financial — 4.3%
Banks — 0.3%
Bank of America Corp.	18,777	293,860

Diversified Financial — 2.9%
Intercontinental Exchange, Inc.	4,407	1,187,070
JP Morgan Chase & Co.	4,771	317,701
MasterCard, Inc.	18,217	1,853,944

		3,358,715

Insurance — 0.3%
American International Group, Inc.	6,460	383,336

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.8%
Public Storage	4,051	$903,940

		4,939,851

Industrial — 6.7%
Aerospace & Defense — 0.5%
The Boeing Co.	4,267	562,135

Electrical Components & Equipment — 0.7%
Emerson Electric Co.	15,064	821,139

Electronics — 0.4%
Fortive Corp.	9,498	483,448

Machinery – Diversified — 1.7%
Cummins, Inc.	6,562	840,920
Rockwell Automation, Inc.	8,691	1,063,257

		1,904,177

Manufacturing — 2.8%
Danaher Corp.	12,111	949,381
Honeywell International, Inc.	14,076	1,641,121
Parker Hannifin Corp.	5,214	654,513

		3,245,015

Transportation — 0.6%
C.H. Robinson Worldwide, Inc.	10,356	729,684

		7,745,598

Technology — 20.3%
Computers — 5.7%
Amdocs Ltd.	12,092	699,522
Apple, Inc.	43,422	4,908,857
Jack Henry & Associates, Inc.	11,402	975,441

		6,583,820

Internet — 1.2%
Check Point Software Technologies Ltd. (b)	18,231	1,414,908

Semiconductors — 5.9%
Cirrus Logic, Inc. (b)	10,982	583,693
Linear Technology Corp.	25,950	1,538,576
Maxim Integrated Products, Inc.	30,367	1,212,554
QUALCOMM, Inc.	20,884	1,430,554
Texas Instruments, Inc.	23,638	1,658,915
Xilinx, Inc.	6,646	361,144

		6,785,436

Software — 7.5%
Electronic Arts, Inc. (b)	8,302	708,991
Fiserv, Inc. (b)	8,234	819,036
Intuit, Inc.	4,403	484,374
Microsoft Corp.	56,934	3,279,398
Oracle Corp.	65,377	2,568,009
Salesforce.com, Inc. (b)	9,957	710,233

		8,570,041

		23,354,205

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.4%
Electric — 0.4%
NextEra Energy, Inc.	3,907	$477,904

TOTAL COMMON STOCK (Cost $101,530,369)		114,820,814

TOTAL EQUITIES (Cost $101,530,369)		114,820,814

MUTUAL FUNDS — 2.3%
Diversified Financial — 2.3%
State Street Navigator Securities Lending Prime Portfolio (c)	2,648,709	2,648,709

TOTAL MUTUAL FUNDS (Cost $2,648,709)		2,648,709

TOTAL LONG-TERM INVESTMENTS (Cost $104,179,078)		117,469,523

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$486,718	486,718

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	16	16

TOTAL SHORT-TERM INVESTMENTS (Cost $486,734)		486,734

TOTAL INVESTMENTS — 102.3% (Cost $104,665,812) (e)		117,956,257

Other Assets/(Liabilities) — (2.3)%		(2,699,424)

NET ASSETS — 100.0%		$115,256,833

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $2,585,839 or 2.24% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $486,718. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $501,496.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 0.4%
Chemicals — 0.4%
Ashland Global Holdings, Inc.	9,200	$1,066,739
E.I. du Pont de Nemours & Co.	9,300	622,821
Ecolab, Inc.	9,800	1,192,856
PPG Industries, Inc.	800	82,688
The Sherwin-Williams Co.	8,700	2,406,942

		5,372,046

Communications — 31.7%
Internet — 29.0%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	467,277	49,433,234
Alphabet, Inc. Class A (a)	51,275	41,228,177
Alphabet, Inc. Class C (a)	77,108	59,935,277
Amazon.com, Inc. (a)	159,113	133,226,906
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	17,600	3,204,432
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	106,320	4,951,322
Equinix, Inc.	3,400	1,224,850
Facebook, Inc. Class A (a)	661,894	84,901,143
Netflix, Inc. (a)	110,800	10,919,340
The Priceline Group, Inc. (a)	29,200	42,967,508
Tencent Holdings Ltd.	670,700	18,583,876

		450,576,065

Media — 1.1%
Charter Communications, Inc. Class A (a)	20,037	5,409,389
Comcast Corp. Class A	26,400	1,751,376
FactSet Research Systems, Inc.	50,158	8,130,612
Time Warner, Inc.	19,800	1,576,278
The Walt Disney Co.	9,000	835,740

		17,703,395

Telecommunications — 1.6%
Cisco Systems, Inc.	767,099	24,332,380

		492,611,840

Consumer, Cyclical — 10.0%
Airlines — 1.4%
Alaska Air Group, Inc.	81,400	5,361,004
American Airlines Group, Inc.	404,800	14,819,728
Delta Air Lines, Inc.	52,300	2,058,528

		22,239,260

Apparel — 0.2%
Hanesbrands, Inc.	114,600	2,893,650
Nike, Inc. Class B	6,300	331,695

		3,225,345

	Number of Shares	Value
Auto Manufacturers — 0.5%
Ferrari NV	27,700	$1,436,799
Tesla Motors, Inc. (a)	28,316	5,777,314

		7,214,113

Automotive & Parts — 0.3%
Delphi Automotive PLC	69,300	4,942,476

Leisure Time — 0.4%
Carnival Corp.	1,300	63,466
Norwegian Cruise Line Holdings Ltd. (a)	46,500	1,753,050
Royal Caribbean Cruises Ltd.	47,100	3,530,145

		5,346,661

Lodging — 1.3%
Hilton Worldwide Holdings, Inc.	272,955	6,258,858
Las Vegas Sands Corp.	71,500	4,114,110
Marriott International, Inc. Class A	69,390	4,672,029
MGM Resorts International (a)	214,000	5,570,420

		20,615,417

Retail — 5.9%
AutoZone, Inc. (a)	6,600	5,071,044
Coach, Inc.	35,900	1,312,504
Costco Wholesale Corp.	13,200	2,013,132
CVS Health Corp.	57,500	5,116,925
Dollar General Corp.	35,400	2,477,646
The Home Depot, Inc.	85,100	10,950,668
L Brands, Inc.	1,200	84,924
Lowe’s Cos., Inc.	188,500	13,611,585
O’Reilly Automotive, Inc. (a)	41,300	11,568,543
Ross Stores, Inc.	99,800	6,417,140
Starbucks Corp.	68,100	3,686,934
Tractor Supply Co.	44,511	2,997,816
Walgreens Boots Alliance, Inc.	155,200	12,512,224
Yum! Brands, Inc.	153,798	13,966,396

		91,787,481

		155,370,753

Consumer, Non-cyclical — 27.3%
Agriculture — 0.2%
Philip Morris International, Inc.	30,800	2,994,376

Beverages — 3.0%
The Coca-Cola Co.	377,798	15,988,411
Constellation Brands, Inc. Class A	20,100	3,346,449
Molson Coors Brewing Co. Class B	21,200	2,327,760
Monster Beverage Corp. (a)	144,212	21,171,764
SABMiller PLC Sponsored ADR (United Kingdom)	51,701	3,003,311

		45,837,695

Biotechnology — 4.3%
Alexion Pharmaceuticals, Inc. (a)	98,600	12,082,444
Amgen, Inc.	61,284	10,222,784

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biogen, Inc. (a)	34,300	$10,736,929
Celgene Corp. (a)	136,000	14,216,080
Regeneron Pharmaceuticals, Inc. (a)	26,114	10,498,350
Vertex Pharmaceuticals, Inc. (a)	98,500	8,590,185

		66,346,772

Commercial Services — 5.8%
Automatic Data Processing, Inc.	46,585	4,108,797
FleetCor Technologies, Inc. (a)	12,200	2,119,506
IHS Markit Ltd. (a)	43,365	1,628,356
McKesson Corp.	30,000	5,002,500
PayPal Holdings, Inc. (a)	165,500	6,780,535
S&P Global, Inc.	17,500	2,214,800
SEI Investments Co.	277,938	12,676,752
Visa, Inc. Class A	676,802	55,971,525

		90,502,771

Cosmetics & Personal Care — 1.1%
The Estee Lauder Cos., Inc. Class A	8,600	761,616
The Procter & Gamble Co.	189,586	17,015,344

		17,776,960

Foods — 1.5%
Danone SA Sponsored ADR (France)	1,215,884	18,055,878
The Kraft Heinz Co.	11,100	993,561
Mondelez International, Inc. Class A	82,300	3,612,970

		22,662,409

Health Care – Products — 2.9%
Becton, Dickinson & Co.	53,100	9,543,663
C.R. Bard, Inc.	500	112,140
Henry Schein, Inc. (a)	6,700	1,091,966
Intuitive Surgical, Inc. (a)	15,300	11,089,899
Medtronic PLC	11,607	1,002,845
Stryker Corp.	85,300	9,929,773
Varian Medical Systems, Inc. (a)	130,870	13,025,491

		45,795,777

Health Care – Services — 3.7%
Aetna, Inc.	100,072	11,553,313
Anthem, Inc.	9,900	1,240,569
Centene Corp. (a)	16,500	1,104,840
Cigna Corp.	24,200	3,153,744
DENTSPLY SIRONA, Inc.	8,000	475,440
Humana, Inc.	30,400	5,377,456
Thermo Fisher Scientific, Inc.	99,800	15,874,188
UnitedHealth Group, Inc.	137,600	19,264,000

		58,043,550

Pharmaceuticals — 4.8%
Allergan PLC (a)	72,093	16,603,739
Bristol-Myers Squibb Co.	89,000	4,798,880
Cardinal Health, Inc.	10,000	777,000
Eli Lilly & Co.	68,800	5,521,888
Merck & Co., Inc.	134,124	8,370,679
Novartis AG ADR (Switzerland)	134,602	10,628,174

	Number of Shares	Value
Novo Nordisk A/S Sponsored ADR (Denmark)	347,600	$14,456,684
Pfizer, Inc.	29,900	1,012,713
Shire PLC Sponsored ADR (Ireland)	42,609	8,260,180
Zoetis, Inc.	78,800	4,098,388

		74,528,325

		424,488,635

Energy — 0.8%
Oil & Gas Services — 0.8%
Schlumberger Ltd.	152,813	12,017,214

Financial — 8.4%
Banks — 0.8%
The Bank of New York Mellon Corp.	80,400	3,206,352
Northern Trust Corp.	11,800	802,282
State Street Corp.	116,600	8,118,858

		12,127,492

Diversified Financial — 5.8%
American Express Co.	92,473	5,921,971
Ameriprise Financial, Inc.	29,500	2,943,215
BlackRock, Inc.	6,200	2,247,252
The Charles Schwab Corp.	59,300	1,872,101
Citigroup, Inc.	35,500	1,676,665
CME Group, Inc.	16,200	1,693,224
Greenhill & Co., Inc.	44,211	1,042,053
Intercontinental Exchange, Inc.	48,880	13,166,317
JP Morgan Chase & Co.	49,500	3,296,205
MasterCard, Inc.	273,400	27,823,918
Morgan Stanley	526,200	16,869,972
TD Ameritrade Holding Corp.	334,700	11,794,828

		90,347,721

Insurance — 0.5%
Aon PLC	3,800	427,462
Chubb Ltd.	9,800	1,231,370
Marsh & McLennan Cos., Inc.	60,300	4,055,175
Willis Towers Watson PLC	16,700	2,217,259

		7,931,266

Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp.	174,300	19,753,419

		130,159,898

Industrial — 8.1%
Aerospace & Defense — 1.0%
The Boeing Co.	81,700	10,763,158
Northrop Grumman Corp.	13,500	2,888,325
Raytheon Co.	13,500	1,837,755
Rockwell Collins, Inc.	6,000	506,040

		15,995,278

Airlines — 0.2%
United Continental Holdings, Inc. (a)	75,800	3,977,226

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 0.8%
Agilent Technologies, Inc.	22,300	$1,050,107
Fortive Corp.	165,450	8,421,405
Johnson Controls International PLC	51,755	2,408,160

		11,879,672

Machinery – Diversified — 0.9%
Deere & Co.	104,612	8,928,634
Roper Technologies, Inc.	19,100	3,485,177
Wabtec Corp.	18,100	1,477,865

		13,891,676

Manufacturing — 1.9%
Danaher Corp.	327,800	25,696,242
Pentair PLC	28,700	1,843,688
Textron, Inc.	41,400	1,645,650

		29,185,580

Packaging & Containers — 0.2%
Ball Corp.	33,700	2,761,715

Transportation — 3.1%
Canadian Pacific Railway Ltd.	50,200	7,665,540
Expeditors International of Washington, Inc.	286,054	14,737,502
FedEx Corp.	38,300	6,690,244
J.B. Hunt Transport Services, Inc.	26,500	2,150,210
Kansas City Southern	32,900	3,070,228
Norfolk Southern Corp.	4,500	436,770
Union Pacific Corp.	8,200	799,746
United Parcel Service, Inc. Class B	119,510	13,069,614

		48,619,854

		126,311,001

Technology — 12.5%
Computers — 0.6%
Apple, Inc.	77,800	8,795,290
Cognizant Technology Solutions Corp. Class A (a)	2,400	114,504

		8,909,794

Semiconductors — 2.7%
Analog Devices, Inc.	31,901	2,056,020
Broadcom Ltd.	33,400	5,762,168
NXP Semiconductor NV (a)	120,721	12,314,749
QUALCOMM, Inc.	327,260	22,417,310

		42,550,247

Software — 9.2%
Activision Blizzard, Inc.	9,000	398,700
Autodesk, Inc. (a)	195,571	14,145,650
Cerner Corp. (a)	205,302	12,677,398
Electronic Arts, Inc. (a)	62,200	5,311,880
Fidelity National Information Services, Inc.	34,800	2,680,644
Fiserv, Inc. (a)	98,600	9,807,742

	Number of Shares	Value
Intuit, Inc.	6,500	$715,065
Microsoft Corp.	734,338	42,297,869
Oracle Corp.	519,217	20,394,844
Red Hat, Inc. (a)	66,390	5,366,304
Salesforce.com, Inc. (a)	223,300	15,927,989
Servicenow, Inc. (a)	117,300	9,284,295
Workday, Inc. Class A (a)	32,100	2,943,249

		141,951,629

		193,411,670

Utilities — 0.1%
Electric — 0.1%
NextEra Energy, Inc.	9,600	1,174,272

TOTAL COMMON STOCK (Cost $1,202,361,657)		1,540,917,329

TOTAL EQUITIES (Cost $1,202,361,657)		1,540,917,329

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,014	1,014

TOTAL MUTUAL FUNDS (Cost $1,014)		1,014

TOTAL LONG-TERM INVESTMENTS (Cost $1,202,362,671)		1,540,918,343

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$8,091,912	8,091,912

Time Deposit — 0.8%
Euro Time Deposit 0.010% 10/03/16	12,888,385	12,888,385

TOTAL SHORT-TERM INVESTMENTS (Cost $20,980,297)		20,980,297

TOTAL INVESTMENTS — 100.6%
(Cost $1,223,342,968) (c)		1,561,898,640

Other Assets/(Liabilities) — (0.6)%		(9,345,000)

NET ASSETS — 100.0%		$1,552,553,640

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $8,091,919. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $8,255,388.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 1.2%
Chemicals — 1.2%
Monsanto Co.	104,500	$10,679,900

Communications — 37.2%
Advertising — 1.2%
Nielsen Holdings PLC	204,197	10,938,833

Internet — 33.4%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	227,500	24,067,225
Alphabet, Inc. Class A (a)	47,538	38,223,404
Alphabet, Inc. Class C (a)	28,725	22,327,655
Amazon.com, Inc. (a)	34,800	29,138,388
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	87,000	15,840,090
eBay, Inc. (a)	560,414	18,437,621
Equinix, Inc.	27,805	10,016,751
Facebook, Inc. Class A (a)	451,421	57,903,772
Liberty Interactive Corp. QVC Group Class A (a)	887,450	17,757,875
Netflix, Inc. (a)	139,000	13,698,450
The Priceline Group, Inc. (a)	18,200	26,781,118
Symantec Corp.	482,441	12,109,269
TripAdvisor, Inc. (a)	205,998	13,014,954

		299,316,572

Media — 1.2%
Liberty Global PLC Series A (a)	65,505	2,238,961
Liberty Global PLC Series C (a)	251,923	8,323,536

		10,562,497

Telecommunications — 1.4%
Palo Alto Networks, Inc. (a)	81,500	12,985,395

		333,803,297

Consumer, Cyclical — 5.1%
Apparel — 0.9%
Under Armour, Inc. Class A (a) (b)	114,500	4,428,860
Under Armour, Inc. Class C (a)	115,369	3,906,394

		8,335,254

Retail — 4.2%
Chipotle Mexican Grill, Inc. (a) (b)	25,700	10,883,950
Dollar General Corp.	91,189	6,382,318
L Brands, Inc.	179,028	12,669,812
Walgreens Boots Alliance, Inc.	92,521	7,459,043

		37,395,123

		45,730,377

	Number of Shares	Value
Consumer, Non-cyclical — 28.7%
Biotechnology — 10.7%
Alexion Pharmaceuticals, Inc. (a)	101,500	$12,437,810
Biogen, Inc. (a)	90,848	28,438,150
Celgene Corp. (a)	207,861	21,727,710
Illumina, Inc. (a)	79,000	14,351,140
Incyte Corp. (a)	79,000	7,448,910
Regeneron Pharmaceuticals, Inc. (a)	29,800	11,980,196

		96,383,916

Commercial Services — 10.1%
PayPal Holdings, Inc. (a)	582,259	23,855,151
Visa, Inc. Class A	805,919	66,649,502

		90,504,653

Health Care – Products — 1.4%
Edwards Lifesciences Corp. (a)	105,500	12,719,080

Health Care – Services — 1.1%
DENTSPLY SIRONA, Inc.	160,847	9,559,137

Pharmaceuticals — 5.4%
Allergan PLC (a)	83,500	19,230,885
BioMarin Pharmaceutical, Inc. (a)	131,500	12,166,380
Novo Nordisk A/S Sponsored ADR (Denmark)	190,098	7,906,176
Quintiles Transnational Holdings, Inc. (a)	111,645	9,049,943

		48,353,384

		257,520,170

Energy — 1.0%
Oil & Gas Services — 1.0%
Schlumberger Ltd.	113,500	8,925,640

Financial — 7.8%
Diversified Financial — 5.5%
The Charles Schwab Corp.	358,500	11,317,845
Intercontinental Exchange, Inc.	56,422	15,197,830
LendingClub Corp. (a) (b)	621,000	3,837,780
MasterCard, Inc.	190,082	19,344,645

		49,698,100

Real Estate Investment Trusts (REITS) — 2.3%
Crown Castle International Corp.	218,490	20,583,943

		70,282,043

Industrial — 0.8%
Electrical Components & Equipment — 0.8%
Mobileye NV (a) (b)	176,000	7,492,320

Technology — 16.6%
Semiconductors — 2.5%
QUALCOMM, Inc.	332,137	22,751,384

Software — 14.1%
Adobe Systems, Inc. (a)	181,500	19,700,010
Athenahealth, Inc. (a) (b)	58,000	7,314,960

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cerner Corp. (a)	144,500	$8,922,875
Electronic Arts, Inc. (a)	206,934	17,672,164
IMS Health Holdings, Inc. (a)	145,070	4,546,494
Intuit, Inc.	76,466	8,412,025
Microsoft Corp.	362,246	20,865,369
Salesforce.com, Inc. (a)	398,500	28,425,005
Splunk, Inc. (a)	177,000	10,386,360

		126,245,262

		148,996,646

TOTAL COMMON STOCK (Cost $694,939,984)		883,430,393

TOTAL EQUITIES (Cost $694,939,984)		883,430,393

MUTUAL FUNDS — 3.1%
Diversified Financial — 3.1%
State Street Naviagtor Securities Lending Prime Portfolio (c)	27,586,676	27,586,676

TOTAL MUTUAL FUNDS (Cost $27,586,676)		27,586,676

TOTAL LONG-TERM INVESTMENTS (Cost $722,526,660)		911,017,069

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$18,825,113	18,825,113

TOTAL SHORT-TERM INVESTMENTS (Cost $18,825,113)		18,825,113

TOTAL INVESTMENTS — 103.6% (Cost $741,351,773) (e)		929,842,182

Other Assets/(Liabilities) — (3.6)%		(32,511,817)

NET ASSETS — 100.0%		$897,330,365

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $26,904,458 or 3.00% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $18,825,129. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 3.125%, maturity dates ranging from 11/30/19 – 5/15/21, and an aggregate market value, including accrued interest, of $19,205,923.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 96.6%
Basic Materials — 3.0%
Chemicals — 0.6%
The Chemours Co.	42,070	$673,120

Forest Products & Paper — 0.9%
International Paper Co.	21,065	1,010,699

Iron & Steel — 0.6%
ArcelorMittal (a)	105,615	637,914
Nucor Corp.	2,364	116,900

		754,814

Mining — 0.9%
Alcoa, Inc.	83,085	842,482
Freeport-McMoRan, Inc.	25,755	279,699

		1,122,181

		3,560,814

Communications — 2.2%
Media — 0.9%
CBS Corp. Class B	7,730	423,140
TEGNA, Inc.	30,575	668,370

		1,091,510

Telecommunications — 1.3%
CenturyLink, Inc.	9,898	271,502
Level 3 Communications, Inc. (a)	16,035	743,703
Zayo Group Holdings, Inc. (a)	16,945	503,436

		1,518,641

		2,610,151

Consumer, Cyclical — 10.0%
Airlines — 0.9%
Alaska Air Group, Inc.	16,065	1,058,041

Apparel — 0.3%
Ralph Lauren Corp.	3,319	335,684

Auto Manufacturers — 0.5%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	15,191	439,324
Oshkosh Corp.	2,465	138,040

		577,364

Automotive & Parts — 1.0%
Delphi Automotive PLC	5,145	366,941
The Goodyear Tire & Rubber Co.	24,785	800,556

		1,167,497

Home Builders — 1.1%
KB Home	38,585	621,990
PulteGroup, Inc.	22,892	458,756
Thor Industries, Inc.	2,626	222,422

		1,303,168

	Number of Shares	Value
Home Furnishing — 0.3%
Whirlpool Corp.	2,075	$336,482

Housewares — 0.8%
Newell Brands, Inc.	19,225	1,012,388

Leisure Time — 0.7%
Carnival Corp.	9,575	467,451
Polaris Industries, Inc.	4,604	356,534

		823,985

Lodging — 0.9%
MGM Resorts International (a)	42,340	1,102,110

Retail — 3.4%
Advance Auto Parts, Inc.	3,961	590,664
CST Brands, Inc.	13,815	664,364
JC Penney Co., Inc. (a)	62,465	575,927
PVH Corp.	14,990	1,656,395
Target Corp.	7,329	503,356

		3,990,706

Toys, Games & Hobbies — 0.1%
Mattel, Inc.	3,833	116,063

		11,823,488

Consumer, Non-cyclical — 11.2%
Commercial Services — 0.6%
IHS Markit Ltd. (a)	5,672	212,983
Manpower, Inc.	6,730	486,310

		699,293

Foods — 4.2%
ConAgra Foods, Inc.	22,176	1,044,711
General Mills, Inc.	7,300	466,324
The J.M. Smucker Co.	3,351	454,195
Kellogg Co.	4,779	370,229
Mondelez International, Inc. Class A	15,025	659,597
Pinnacle Foods, Inc.	29,375	1,473,744
Sysco Corp.	11,316	554,597

		5,023,397

Health Care – Products — 2.5%
Baxter International, Inc.	10,628	505,893
Becton, Dickinson & Co.	859	154,388
Boston Scientific Corp. (a)	35,217	838,165
STERIS PLC	5,509	402,708
Zimmer Biomet Holdings, Inc.	8,159	1,060,833

		2,961,987

Health Care – Services — 3.1%
Amsurg Corp. (a)	17,820	1,194,831
Centene Corp. (a)	6,680	447,293
HealthSouth Corp.	9,170	372,027
LifePoint Health, Inc. (a)	17,630	1,044,225
Quest Diagnostics, Inc.	6,973	590,125

		3,648,501

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 0.8%
Abbott Laboratories	10,750	$454,618
Cardinal Health, Inc.	3,782	293,861
Mead Johnson Nutrition Co.	2,776	219,332

		967,811

		13,300,989

Energy — 12.0%
Oil & Gas — 8.6%
Anadarko Petroleum Corp.	12,765	808,790
Cimarex Energy Co.	2,189	294,136
Devon Energy Corp.	30,920	1,363,881
EQT Corp.	14,890	1,081,312
Hess Corp.	17,095	916,634
Imperial Oil Ltd.	45,821	1,433,358
Newfield Exploration Co. (a)	5,210	226,427
Noble Energy, Inc.	23,429	837,352
Oasis Petroleum, Inc. (a)	18,220	208,983
Occidental Petroleum Corp.	10,448	761,868
PDC Energy, Inc. (a)	6,435	431,531
Precision Drilling Corp.	151,715	634,169
Tesoro Corp.	10,500	835,380
Western Refining, Inc.	13,515	357,607

		10,191,428

Oil & Gas Services — 3.3%
Baker Hughes, Inc.	12,282	619,873
FMC Technologies, Inc. (a)	4,419	131,112
Frank’s International NV	25,558	332,254
Halliburton Co.	14,149	635,007
National Oilwell Varco, Inc.	11,451	420,710
Superior Energy Services, Inc.	59,395	1,063,170
Targa Resources Corp.	14,280	701,291

		3,903,417

Pipelines — 0.1%
Spectra Energy Partners LP	3,593	156,978

		14,251,823

Financial — 27.3%
Banks — 7.9%
Bank of Hawaii Corp.	6,078	441,384
BB&T Corp.	18,711	705,779
Comerica, Inc.	8,018	379,412
Commerce Bancshares, Inc.	12,644	622,844
KeyCorp	37,770	459,661
M&T Bank Corp.	4,970	577,017
Northern Trust Corp.	27,474	1,867,957
The PNC Financial Services Group, Inc.	8,132	732,612
Regions Financial Corp.	47,245	466,308
State Street Corp.	8,559	595,963
SunTrust Banks, Inc.	8,118	355,568
UMB Financial Corp.	7,242	430,537

	Number of Shares	Value
Westamerica Bancorp.	11,317	$575,809
Zions Bancorp	37,680	1,168,834

		9,379,685

Commercial Services — 0.2%
CoreLogic, Inc. (a)	6,520	255,714

Diversified Financial — 4.1%
Ameriprise Financial, Inc.	4,695	468,420
E*TRADE Financial Corp. (a)	50,785	1,478,859
Franklin Resources, Inc.	862	30,661
Invesco Ltd.	49,044	1,533,606
Lazard Ltd. Class A	25,160	914,818
T. Rowe Price Group, Inc.	6,123	407,180

		4,833,544

Diversified Financial Services — 1.0%
Voya Financial, Inc.	41,820	1,205,253

Insurance — 5.3%
Aflac, Inc.	4,178	300,273
The Allstate Corp.	7,237	500,656
Brown & Brown, Inc.	12,575	474,203
Chubb Ltd.	6,617	831,426
Endurance Specialty Holdings Ltd.	11,965	783,109
MetLife, Inc.	9,594	426,261
ProAssurance Corp.	6,626	347,732
Reinsurance Group of America, Inc.	7,008	756,444
Torchmark Corp.	3,466	221,443
Unum Group	16,273	574,600
XL Group Ltd.	31,695	1,065,903

		6,282,050

Real Estate — 1.1%
CBRE Group, Inc. Class A (a)	46,435	1,299,251

Real Estate Investment Trusts (REITS) — 6.8%
Alexandria Real Estate Equities, Inc.	5,020	546,025
Boston Properties, Inc.	2,184	297,657
CBL & Associates Properties, Inc.	37,490	455,129
Cousins Properties, Inc.	118,775	1,240,011
DuPont Fabros Technology, Inc.	5,395	222,544
Empire State Realty Trust, Inc. Class A	15,935	333,838
Host Hotels & Resorts, Inc.	18,382	286,208
MGM Growth Properties LLC Class A	15,020	391,571
Piedmont Office Realty Trust, Inc. Class A	28,383	617,898
Ryman Hospitality Properties, Inc.	9,105	438,497
SL Green Realty Corp.	11,615	1,255,581
Sunstone Hotel Investors, Inc.	36,280	464,021
Welltower, Inc.	6,427	480,547
Weyerhaeuser Co.	32,658	1,043,097

		8,072,624

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Savings & Loans — 0.9%
Capitol Federal Financial, Inc.	42,994	$604,926
Sterling Bancorp	27,925	488,687

		1,093,613

		32,421,734

Industrial — 15.8%
Building Materials — 0.1%
Owens Corning, Inc.	2,505	133,742

Electrical Components & Equipment — 1.2%
Belden, Inc.	5,035	347,365
Emerson Electric Co.	6,847	373,230
Hubbell, Inc.	6,056	652,473

		1,373,068

Electronics — 4.6%
Amphenol Corp. Class A	3,420	222,026
Coherent, Inc. (a)	1,880	207,815
Fitbit, Inc. Class A (a)	37,055	549,896
Johnson Controls International PLC	37,083	1,725,472
Keysight Technologies, Inc. (a)	21,826	691,666
Koninklijke Philips Electronics NV	28,533	844,759
Orbotech Ltd. (a)	11,355	336,222
PerkinElmer, Inc.	4,195	235,382
TE Connectivity Ltd.	9,592	617,533

		5,430,771

Engineering & Construction — 1.2%
AECOM (a)	9,575	284,665
KBR, Inc.	76,130	1,151,847

		1,436,512

Environmental Controls — 0.9%
Clean Harbors, Inc. (a)	6,942	333,077
Republic Services, Inc.	15,463	780,109

		1,113,186

Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	1,995	245,345

Machinery – Construction & Mining — 1.2%
Ingersoll-Rand PLC	20,178	1,370,893

Machinery – Diversified — 0.6%
Cummins, Inc.	3,387	434,044
Rockwell Automation, Inc.	2,571	314,536

		748,580

Manufacturing — 2.8%
Crane Co.	4,235	266,847
Eaton Corp. PLC	7,297	479,486
ITT, Inc.	33,396	1,196,913
Parker Hannifin Corp.	3,132	393,160
Textron, Inc.	13,760	546,960
Trinseo SA	7,695	435,229

		3,318,595

	Number of Shares	Value
Packaging & Containers — 1.7%
Bemis Co., Inc.	3,255	$166,038
Berry Plastics Group, Inc. (a)	12,850	563,473
Sonoco Products Co.	8,433	445,515
WestRock Co.	17,732	859,647

		2,034,673

Transportation — 1.3%
CSX Corp.	27,146	827,953
Heartland Express, Inc.	35,489	670,032

		1,497,985

		18,703,350

Technology — 6.6%
Computers — 0.7%
NetApp, Inc.	8,875	317,903
Western Digital Corp.	8,200	479,454

		797,357

Semiconductors — 5.2%
Analog Devices, Inc.	13,980	901,011
Applied Materials, Inc.	54,664	1,648,119
Lam Research Corp.	10,491	993,603
Maxim Integrated Products, Inc.	19,079	761,824
Microsemi Corp. (a)	21,350	896,273
Teradyne, Inc.	31,870	687,755
Xilinx, Inc.	6,550	355,927

		6,244,512

Software — 0.7%
Activision Blizzard, Inc.	2,990	132,457
Leidos Holdings, Inc.	15,830	685,122

		817,579

		7,859,448

Utilities — 8.5%
Electric — 7.0%
Ameren Corp.	9,164	450,685
Black Hills Corp.	2,760	168,967
Consolidated Edison, Inc.	5,733	431,695
DTE Energy Co.	2,970	278,200
Edison International	13,977	1,009,838
Eversource Energy	5,114	277,076
Exelon Corp.	43,945	1,462,929
NorthWestern Corp.	7,200	414,216
PG&E Corp.	31,099	1,902,326
Public Service Enterprise Group, Inc.	25,410	1,063,917
Xcel Energy, Inc.	21,433	881,754

		8,341,603

Gas — 1.5%
Atmos Energy Corp.	5,590	416,287
Energen Corp.	13,475	777,777

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Spire, Inc.	7,918	$504,694

		1,698,758

		10,040,361

TOTAL COMMON STOCK (Cost $107,860,915)		114,572,158

TOTAL EQUITIES (Cost $107,860,915)		114,572,158

MUTUAL FUNDS — 1.3%
Diversified Financial — 1.3%
iShares Russell Mid-Cap Value ETF	19,424	1,491,180

TOTAL MUTUAL FUNDS (Cost $1,438,513)		1,491,180

TOTAL LONG-TERM INVESTMENTS (Cost $109,299,428)		116,063,338

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$3,008,434	3,008,434

TOTAL SHORT-TERM INVESTMENTS (Cost $3,008,434)		3,008,434

TOTAL INVESTMENTS — 100.4% (Cost $112,307,862) (c)		119,071,772

Other Assets/(Liabilities) — (0.4)%		(448,572)

NET ASSETS — 100.0%		$118,623,200

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	Maturity value of $3,008,437. Collateralized by U.S. Government Agency obligations with rates ranging from 1.000% – 1.500%, maturity dates ranging from 5/15/18 – 11/30/19, and an aggregate market value, including accrued interest, of $3,074,196.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 94.7%

COMMON STOCK — 94.7%
Basic Materials — 4.8%
Chemicals — 2.2%
PolyOne Corp.	77,919	$2,634,441
Sensient Technologies Corp.	21,780	1,650,924

		4,285,365

Forest Products & Paper — 0.7%
Deltic Timber Corp.	19,520	1,322,090

Iron & Steel — 0.4%
Allegheny Technologies, Inc.	45,700	825,799

Mining — 1.5%
Ferroglobe PLC	234,800	2,120,244
Luxfer Holdings PLC ADR (United Kingdom)	76,392	885,383

		3,005,627

		9,438,881

Consumer, Cyclical — 12.6%
Apparel — 0.3%
Ascena Retail Group, Inc. (a)	92,260	515,733

Auto Manufacturers — 1.2%
Oshkosh Corp.	43,553	2,438,968

Automotive & Parts — 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	148,979	2,565,418

Distribution & Wholesale — 1.5%
Essendant, Inc.	76,700	1,573,884
ScanSource, Inc. (a)	39,840	1,454,160

		3,028,044

Home Furnishing — 1.0%
Whirlpool Corp.	12,153	1,970,731

Office Furnishings — 0.5%
Steelcase, Inc. Class A	64,660	898,127

Retail — 4.6%
The Cato Corp. Class A	34,540	1,136,021
CST Brands, Inc.	36,450	1,752,880
DSW, Inc. Class A	36,410	745,677
Fred’s, Inc. Class A	80,370	728,152
Restoration Hardware Holdings, Inc. (a)	60,900	2,105,922
Stage Stores, Inc.	81,630	457,944
Tailored Brands, Inc.	29,125	457,263
Vitamin Shoppe, Inc. (a)	60,402	1,621,794

		9,005,653

Storage & Warehousing — 0.9%
Mobile Mini, Inc.	61,371	1,853,404

	Number of Shares	Value
Textiles — 1.3%
G&K Services, Inc. Class A	25,930	$2,476,056

		24,752,134

Consumer, Non-cyclical — 12.4%
Beverages — 0.6%
C&C Group PLC	283,881	1,175,546

Biotechnology — 0.8%
Charles River Laboratories International, Inc. (a)	17,570	1,464,284

Commercial Services — 2.5%
Forrester Research, Inc.	32,060	1,247,134
FTI Consulting, Inc. (a)	50,050	2,230,228
Huron Consulting Group, Inc. (a)	17,360	1,037,434
WNS Holdings Ltd. Sponsored ADR (India) (a)	12,500	374,375

		4,889,171

Foods — 2.0%
Cranswick PLC	44,796	1,357,611
Post Holdings, Inc. (a)	18,440	1,423,015
Smart & Final Stores, Inc. (a)	87,760	1,120,695

		3,901,321

Health Care – Products — 2.2%
Haemonetics Corp. (a)	52,700	1,908,267
ICU Medical, Inc. (a)	6,880	869,494
STERIS PLC	21,210	1,550,451

		4,328,212

Health Care – Services — 1.7%
Amsurg Corp. (a)	17,340	1,162,647
HealthSouth Corp.	55,588	2,255,205

		3,417,852

Household Products — 2.2%
Acco Brands Corp. (a)	136,400	1,314,896
Helen of Troy Ltd. (a)	8,270	712,626
The Scotts Miracle-Gro Co. Class A	26,617	2,216,397

		4,243,919

Pharmaceuticals — 0.4%
Phibro Animal Health Corp. Class A	28,940	786,589

		24,206,894

Diversified — 1.7%
Holding Company – Diversified — 1.7%
Primoris Services Corp.	158,150	3,257,890

Energy — 4.7%
Oil & Gas — 2.7%
Diamondback Energy, Inc. (a)	16,530	1,595,806
Range Resources Corp.	56,737	2,198,559
RSP Permian, Inc. (a)	36,168	1,402,595

		5,196,960

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 2.0%
Flotek Industries, Inc. (a)	81,100	$1,179,194
SEACOR Holdings, Inc. (a)	22,130	1,316,514
Thermon Group Holdings, Inc. (a)	72,810	1,437,997

		3,933,705

		9,130,665

Financial — 17.1%
Banks — 9.9%
First Midwest Bancorp, Inc.	73,170	1,416,571
Great Western Bancorp, Inc.	46,700	1,556,044
Hancock Holding Co.	55,870	1,811,864
International Bancshares Corp.	52,510	1,563,748
KeyCorp	1	12
MB Financial, Inc.	47,670	1,813,367
Northwest Bancshares, Inc.	105,320	1,654,577
Prosperity Bancshares, Inc.	45,058	2,473,234
Texas Capital Bancshares, Inc. (a)	53,436	2,934,705
UMB Financial Corp.	43,000	2,556,350
Webster Financial Corp.	43,700	1,661,037

		19,441,509

Insurance — 4.1%
Alleghany Corp. (a)	3,588	1,883,772
Assured Guaranty Ltd.	30,680	851,370
Kemper Corp.	28,390	1,116,295
Primerica, Inc.	9,470	502,194
Reinsurance Group of America, Inc.	18,360	1,981,778
White Mountains Insurance Group Ltd.	1,970	1,635,100

		7,970,509

Real Estate Investment Trusts (REITS) — 3.1%
Corporate Office Properties Trust	40,050	1,135,418
DiamondRock Hospitality Co.	90,094	819,855
Education Realty Trust, Inc.	24,353	1,050,589
Kite Realty Group Trust	30,145	835,619
Mid-America Apartment Communities, Inc.	12,870	1,209,651
Summit Hotel Properties, Inc.	79,950	1,052,142

		6,103,274

		33,515,292

Industrial — 30.4%
Aerospace & Defense — 0.9%
Cubic Corp.	36,080	1,688,905

Building Materials — 6.0%
Comfort Systems USA, Inc.	74,513	2,183,976
Gibraltar Industries, Inc. (a)	63,128	2,345,205
Simpson Manufacturing Co., Inc.	70,509	3,098,871
Trex Co., Inc. (a)	49,221	2,890,257
Tyman PLC	365,558	1,325,447

		11,843,756

	Number of Shares	Value
Electrical Components & Equipment — 2.2%
Belden, Inc.	38,930	$2,685,781
Encore Wire Corp.	43,100	1,584,787

		4,270,568

Electronics — 7.7%
Coherent, Inc. (a)	6,810	752,778
CTS Corp.	47,680	886,848
Faro Technologies, Inc. (a)	51,193	1,840,388
II-VI, Inc. (a)	130,328	3,170,880
Keysight Technologies, Inc. (a)	47,900	1,517,951
Park Electrochemical Corp.	41,870	727,282
Plexus Corp. (a)	60,782	2,843,382
Vishay Intertechnology, Inc.	237,697	3,349,151

		15,088,660

Engineering & Construction — 1.2%
Mistras Group, Inc. (a)	56,710	1,330,984
Tutor Perini Corp. (a)	50,400	1,082,088

		2,413,072

Environmental Controls — 0.5%
Clean Harbors, Inc. (a)	20,010	960,080

Machinery – Construction & Mining — 1.8%
Babcock & Wilcox Enterprises, Inc. (a)	54,360	896,940
Terex Corp.	104,622	2,658,445

		3,555,385

Machinery – Diversified — 0.9%
Albany International Corp. Class A	41,400	1,754,532

Manufacturing — 4.4%
AptarGroup, Inc.	4,020	311,188
Barnes Group, Inc.	72,590	2,943,525
Carlisle Cos., Inc.	5,200	533,364
ESCO Technologies, Inc.	26,410	1,225,952
Matthews International Corp. Class A	27,160	1,650,242
Trimas Corp. (a)	102,940	1,915,713

		8,579,984

Metal Fabricate & Hardware — 1.7%
Circor International, Inc.	21,780	1,297,217
Mueller Industries, Inc.	60,720	1,968,542

		3,265,759

Packaging & Containers — 1.1%
Greif, Inc. Class A	38,480	1,908,223
Multi Packaging Solutions International Ltd. (a)	17,600	253,616

		2,161,839

Transportation — 1.4%
Dorian LPG Ltd. (a)	63,050	378,300
Era Group, Inc. (a)	38,470	309,683
Forward Air Corp.	21,280	920,573

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Scorpio Tankers, Inc.	234,360	$1,085,087

		2,693,643

Trucking & Leasing — 0.6%
GATX Corp.	27,200	1,211,760

		59,487,943

Technology — 8.1%
Computers — 3.4%
Diebold, Inc.	42,870	1,062,747
Mentor Graphics Corp.	67,280	1,778,883
Mercury Computer Systems, Inc. (a)	76,487	1,879,286
MTS Systems Corp.	42,900	1,974,687

		6,695,603

Semiconductors — 3.9%
Brooks Automation, Inc.	187,061	2,545,900
Diodes, Inc. (a)	110,208	2,351,839
Photronics, Inc. (a)	185,228	1,909,700
Xcerra Corp. (a)	129,230	783,134

		7,590,573

Software — 0.8%
Allscripts Healthcare Solutions, Inc. (a)	126,980	1,672,327

		15,958,503

Utilities — 2.9%
Electric — 0.4%
Westar Energy, Inc.	13,590	771,233

Gas — 2.5%
Atmos Energy Corp.	6,550	487,779
New Jersey Resources Corp.	16,540	543,504
Spire, Inc.	16,600	1,058,084
UGI Corp.	40,435	1,829,279
WGL Holdings, Inc.	16,790	1,052,733

		4,971,379

		5,742,612

TOTAL COMMON STOCK (Cost $152,847,604)		185,490,814

TOTAL EQUITIES (Cost $152,847,604)		185,490,814

TOTAL LONG-TERM INVESTMENTS (Cost $152,847,604)		185,490,814

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.8%
Repurchase Agreement — 5.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$11,243,346	$11,243,346

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	1,134	1,134

TOTAL SHORT-TERM INVESTMENTS (Cost $11,244,480)		11,244,480

TOTAL INVESTMENTS — 100.5% (Cost $164,092,084) (c)		196,735,294

Other Assets/(Liabilities) — (0.5)%		(944,804)

NET ASSETS — 100.0%		$195,790,490

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $11,243,355. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $11,474,238.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 4.4%
Chemicals — 2.3%
American Vanguard Corp.	23,100	$370,986
The Chemours Co.	55,400	886,400
Huntsman Corp.	74,315	1,209,105
Innospec, Inc.	7,222	439,170
KMG Chemicals, Inc.	16,300	461,779
Minerals Technologies, Inc.	13,000	918,970
Olin Corp.	70,285	1,442,248
OMNOVA Solutions, Inc. (a)	12,800	108,032
Rayonier Advanced Materials, Inc. (b)	61,600	823,592

		6,660,282

Forest Products & Paper — 0.4%
Clearwater Paper Corp. (a)	13,100	847,177
Mercer International, Inc.	41,700	353,199

		1,200,376

Iron & Steel — 1.2%
Carpenter Technology Corp.	16,400	676,664
Cliffs Natural Resources, Inc. (a) (b)	226,000	1,322,100
Olympic Steel, Inc.	15,400	340,340
Reliance Steel & Aluminum Co.	5,400	388,962
Ryerson Holding Corp. (a)	51,100	576,919
Schnitzer Steel Industries, Inc. Class A	10,600	221,540

		3,526,525

Mining — 0.5%
Stillwater Mining Co. (a)	33,300	444,888
US Silica Holdings, Inc.	23,270	1,083,451

		1,528,339

		12,915,522

Communications — 5.9%
Internet — 1.5%
DHI Group, Inc. (a)	67,700	534,153
ePlus, Inc. (a)	13,920	1,314,187
New Media Investment Group, Inc.	34,900	540,950
PC-Tel, Inc.	8,200	43,378
Q2 Holdings, Inc. (a)	25,215	722,662
Rightside Group Ltd. (a)	9,363	85,203
The Rubicon Project, Inc. (a)	37,960	314,309
Safeguard Scientifics, Inc. (a)	19,900	257,904
Sohu.com, Inc. (a)	11,300	500,025
TechTarget, Inc. (a)	5,400	43,524
US Auto Parts Network, Inc. (a)	9,300	30,597

		4,386,892

	Number of Shares	Value
Media — 2.0%
Cable One, Inc.	840	$490,560
Demand Media, Inc. (a)	13,800	78,522
Houghton Mifflin Harcourt Co. (a)	66,105	886,468
The McClatchy Co. Class A (a)	10,700	172,591
Nexstar Broadcasting Group, Inc. Class A (b)	25,830	1,490,649
Scholastic Corp.	7,500	295,200
Sinclair Broadcast Group, Inc. Class A	37,815	1,092,097
Tribune Media Co. Class A	34,020	1,242,411

		5,748,498

Telecommunications — 2.4%
ARRIS International PLC (a)	33,865	959,396
Black Box Corp.	21,800	303,020
Ciena Corp. (a)	57,035	1,243,363
EarthLink Holdings Corp.	143,800	891,560
Extreme Networks, Inc. (a)	140,800	632,192
Harmonic, Inc. (a)	78,600	466,098
Ixia (a)	46,400	580,000
NETGEAR, Inc. (a)	23,400	1,415,466
Sonus Networks, Inc. (a)	70,600	549,268
Spok Holdings, Inc.	2,800	49,896

		7,090,259

		17,225,649

Consumer, Cyclical — 7.9%
Airlines — 0.1%
Hawaiian Holdings, Inc. (a)	4,400	213,840

Apparel — 0.4%
Crocs, Inc. (a)	15,300	126,990
Delta Apparel, Inc. (a)	3,200	52,672
Perry Ellis International, Inc. (a)	8,900	171,592
Skechers U.S.A., Inc. Class A (a)	20,040	458,916
Steven Madden Ltd. (a)	15,500	535,680

		1,345,850

Auto Manufacturers — 0.2%
Wabash National Corp. (a)	39,800	566,752

Automotive & Parts — 1.8%
American Axle & Manufacturing Holdings, Inc. (a)	35,000	602,700
Commercial Vehicle Group, Inc. (a)	41,800	241,604
Cooper Tire & Rubber Co.	13,000	494,260
Cooper-Standard Holding, Inc. (a)	2,600	256,880
Dorman Products, Inc. (a)	11,400	728,460
Meritor, Inc. (a)	42,800	476,364
Spartan Motors, Inc.	50,000	479,000
Supreme Industries, Inc. Class A	12,400	239,320
Tenneco, Inc. (a)	20,750	1,209,102
Tower International, Inc.	21,000	506,100

		5,233,790

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Distribution & Wholesale — 2.1%
Beacon Roofing Supply, Inc. (a)	15,900	$668,913
MRC Global, Inc. (a)	106,350	1,747,330
Owens & Minor, Inc.	30,605	1,062,912
Pool Corp.	9,900	935,748
WESCO International, Inc. (a)	28,480	1,751,235

		6,166,138

Entertainment — 0.2%
Isle of Capri Casinos, Inc. (a)	27,100	603,788

Home Builders — 0.5%
Cavco Industries, Inc. (a)	6,100	604,205
WCI Communities, Inc. (a)	32,705	775,763

		1,379,968

Home Furnishing — 0.2%
Ethan Allen Interiors, Inc.	16,200	506,574

Leisure Time — 0.1%
Interval Leisure Group, Inc.	22,000	377,740

Retail — 1.6%
Asbury Automotive Group, Inc. (a)	20,350	1,132,885
Big 5 Sporting Goods Corp.	15,800	215,196
Big Lots, Inc. (b)	6,400	305,600
The Children’s Place, Inc. (b)	7,500	599,025
Fred’s, Inc. Class A	22,800	206,568
Genesco, Inc. (a)	5,000	272,300
Party City Holdco, Inc. (a) (b)	14,300	244,816
Pier 1 Imports, Inc. (b)	20,392	86,462
PriceSmart, Inc.	7,200	603,072
Red Robin Gourmet Burgers, Inc. (a)	6,600	296,604
Sportsman’s Warehouse Holdings, Inc. (a)	32,500	341,900
Tilly’s, Inc. Class A (a)	5,200	48,828
Titan Machinery, Inc. (a) (b)	32,100	333,840

		4,687,096

Textiles — 0.7%
Culp, Inc.	15,400	458,458
UniFirst Corp.	12,240	1,613,966

		2,072,424

		23,153,960

Consumer, Non-cyclical — 14.2%
Agriculture — 0.7%
Alliance One International, Inc. (a)	12,900	246,648
Universal Corp.	9,800	570,556
Vector Group Ltd. (b)	54,811	1,180,082

		1,997,286

Beverages — 0.2%
Farmer Bros Co. (a)	16,400	583,020

Biotechnology — 1.3%
Applied Genetic Technologies Corp. (a)	24,800	242,544
Cambrex Corp. (a)	2,100	93,366

	Number of Shares	Value
Five Prime Therapeutics, Inc. (a)	15,500	$813,595
GlycoMimetics, Inc. (a) (b)	27,400	195,910
Integra LifeSciences Holdings Corp. (a)	11,530	951,802
PDL BioPharma, Inc.	138,200	462,970
Repligen Corp. (a)	25,700	775,883
Spectrum Pharmaceuticals, Inc. (a)	58,100	271,327

		3,807,397

Commercial Services — 4.3%
Aaron’s, Inc.	26,600	676,172
American Public Education, Inc. (a)	17,600	348,656
Cambium Learning Group, Inc. (a)	51,300	278,559
Capella Education Co.	10,000	580,400
Care.com, Inc. (a)	3,500	34,860
Career Education Corp. (a)	6,500	44,135
Convergys Corp.	7,000	212,940
DeVry Education Group, Inc. (b)	5,900	136,054
EVERTEC, Inc.	68,305	1,146,158
FTI Consulting, Inc. (a)	10,200	454,512
Green Dot Corp. Class A (a)	23,900	551,134
H&E Equipment Services, Inc.	10,900	182,684
The Hackett Group, Inc.	38,200	631,064
Hillenbrand, Inc.	9,050	286,342
HMS Holdings Corp. (a)	15,100	334,767
INC Research Holdings, Inc. Class A (a)	9,200	410,136
Information Services Group, Inc. (a)	50,100	199,899
Insperity, Inc.	8,800	639,232
K12, Inc. (a)	52,900	759,115
McGrath RentCorp	19,276	611,242
Navigant Consulting, Inc. (a)	33,900	685,458
Neff Corp. Class A (a)	13,400	127,300
Quad/Graphics, Inc.	44,600	1,191,712
Rent-A-Center, Inc.	17,400	219,936
RPX Corp. (a)	36,900	394,461
RR Donnelley & Sons Co.	95,945	1,508,255

		12,645,183

Foods — 1.2%
John B Sanfilippo & Son, Inc.	2,700	138,591
Pinnacle Foods, Inc.	9,700	486,649
Post Holdings, Inc. (a)	6,300	486,171
Snyders-Lance, Inc.	42,965	1,442,765
SpartanNash Co.	18,700	540,804
TreeHouse Foods, Inc. (a)	5,570	485,648

		3,580,628

Health Care – Products — 1.9%
Atrion Corp.	2,200	938,520
Haemonetics Corp. (a)	18,600	673,506
Halyard Health, Inc. (a)	19,900	689,734
Lantheus Holdings, Inc. (a)	27,900	231,012
LeMaitre Vascular, Inc.	4,200	83,328

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quidel Corp. (a)	26,700	$589,803
West Pharmaceutical Services, Inc.	15,200	1,132,400
Wright Medical Group NV (a)	53,043	1,301,145

		5,639,448

Health Care – Services — 1.8%
Amsurg Corp. (a)	8,890	596,074
Capital Senior Living Corp. (a)	39,540	664,272
The Ensign Group, Inc.	8,600	173,118
Molina Healthcare, Inc. (a)	14,700	857,304
National Healthcare Corp.	6,145	405,509
RadNet, Inc. (a)	5,900	43,660
Select Medical Holdings Corp. (a)	27,900	376,650
Triple-S Management Corp. Class B (a)	29,539	647,790
WellCare Health Plans, Inc. (a)	11,495	1,345,950

		5,110,327

Household Products — 1.2%
Acco Brands Corp. (a)	143,400	1,382,376
Central Garden & Pet Co. Class A (a)	15,500	384,400
CSS Industries, Inc.	16,500	422,070
Ennis, Inc.	35,700	601,545
Prestige Brands Holdings, Inc. (a)	800	38,616
The Scotts Miracle-Gro Co. Class A	8,085	673,238

		3,502,245

Pharmaceuticals — 1.6%
Biospecifics Technologies Corp. (a)	8,800	401,896
Cumberland Pharmaceuticals, Inc. (a)	25,300	126,753
Emergent BioSolutions, Inc. (a)	25,965	818,676
FibroGen, Inc. (a)	9,900	204,930
Lifevantage Corp. (a)	13,400	126,764
The Medicines Co. (a)	22,435	846,697
Omega Protein Corp. (a)	31,000	724,470
SciClone Pharmaceuticals, Inc. (a)	46,800	479,700
Supernus Pharmaceuticals, Inc. (a)	19,100	472,343
Xencor, Inc. (a)	19,700	482,453

		4,684,682

		41,550,216

Diversified — 0.3%
Holding Company – Diversified — 0.3%
Conyers Park Acquisition Corp. (a)	14,900	160,175
National Bank Holdings Corp. Class A	27,700	647,349

		807,524

Energy — 4.7%
Coal — 0.3%
Cloud Peak Energy, Inc. (a) (b)	89,900	489,056
Westmoreland Coal Co. (a)	27,200	240,992

		730,048

	Number of Shares	Value
Energy – Alternate Sources — 0.2%
REX American Resources Corp. (a)	6,100	$517,036
TerraForm Power, Inc. Class A (b)	7,900	109,889

		626,925

Oil & Gas — 3.4%
Adams Resources & Energy, Inc.	2,100	82,572
Contango Oil & Gas Co. (a)	22,600	230,972
Denbury Resources, Inc. (b)	98,900	319,447
Evolution Petroleum Corp.	15,100	94,828
Jones Energy, Inc. Class A (a) (b)	31,800	113,208
Matador Resources Co. (a) (b)	31,900	776,446
Noble Corp. PLC (b)	58,800	372,792
Oasis Petroleum, Inc. (a)	133,200	1,527,804
Panhandle Oil and Gas, Inc. Class A	4,300	75,379
Parsley Energy, Inc. Class A (a)	17,000	569,670
PBF Energy, Inc. Class A (b)	44,825	1,014,838
QEP Resources, Inc.	33,500	654,255
Rice Energy, Inc. (a)	18,200	475,202
Rowan Cos. PLC Class A	8,000	121,280
Seadrill Ltd. (a) (b)	33,700	79,869
SemGroup Corp. Class A	35,000	1,237,600
Western Refining, Inc.	16,000	423,360
WPX Energy, Inc. (a)	131,415	1,733,364

		9,902,886

Oil & Gas Services — 0.8%
Archrock, Inc.	6,800	88,944
Gulf Island Fabrication, Inc.	13,000	119,600
NOW, Inc. (a)	45,080	966,064
Oceaneering International, Inc.	14,500	398,895
Pioneer Energy Services Corp. (a)	32,200	130,088
Tesco Corp.	47,500	387,600
TETRA Technologies, Inc. (a)	53,300	325,663

		2,416,854

		13,676,713

Financial — 36.1%
Banks — 13.7%
1st Source Corp.	3,400	121,363
Access National Corp.	13,900	332,210
BancFirst Corp.	400	29,004
Banco Latinoamericano de Comercio Exterior SA	28,700	808,766
Bank of Hawaii Corp.	8,100	588,222
Bank of Marin Bancorp	2,200	109,406
C&F Financial Corp.	3,700	159,396
Central Pacific Financial Corp.	19,600	493,724
Central Valley Community Bancorp	12,500	198,250
Century Bancorp, Inc. Class A	3,400	154,088
Chemical Financial Corp.	47,331	2,088,717
Citizens & Northern Corp.	5,000	109,850
CoBiz Financial, Inc.	34,100	453,871
Columbia Banking System, Inc.	27,000	883,440

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CVB Financial Corp.	9,500	$167,295
East West Bancorp, Inc.	32,210	1,182,429
F.N.B. Corp.	159,600	1,963,080
Financial Institutions, Inc.	2,500	67,775
First BanCorp (a)	9,900	51,480
First Busey Corp.	13,400	302,840
First Business Financial Services, Inc.	1,500	35,250
First Hawaiian, Inc. (a) (b)	11,472	308,138
First Interstate BancSystem, Inc. Class A	26,900	847,619
First Merchants Corp.	17,500	468,125
The First of Long Island Corp.	7,600	251,940
Franklin Financial Network, Inc. (a)	15,100	564,740
Glacier Bancorp, Inc.	25,800	735,816
Great Western Bancorp, Inc.	38,585	1,285,652
Home Bancshares, Inc.	83,100	1,729,311
Hope Bancorp, Inc.	34,200	594,054
Horizon Bancorp	6,000	176,280
IBERIABANK Corp.	16,500	1,107,480
Lakeland Financial Corp.	23,900	846,538
MainSource Financial Group, Inc.	8,900	222,055
MB Financial, Inc.	43,785	1,665,581
Merchants Bancshares, Inc.	1,300	42,107
Northrim BanCorp, Inc.	6,200	159,650
OFG Bancorp	5,300	53,583
Pinnacle Financial Partners, Inc.	6,400	346,112
Popular, Inc.	79,030	3,020,527
Preferred Bank	2,000	71,500
Prosperity Bancshares, Inc.	20,700	1,136,223
Republic Bancorp, Inc. Class A	4,300	133,644
S&T Bancorp, Inc.	2,600	75,374
Sandy Spring Bancorp, Inc.	18,200	556,556
Southwest Bancorp, Inc.	17,800	338,022
Stock Yards Bancorp, Inc.	3,100	102,176
SVB Financial Group (a)	7,950	878,793
Synovus Financial Corp.	77,395	2,517,659
Texas Capital Bancshares, Inc. (a)	7,300	400,916
Towne Bank	34,600	831,438
UMB Financial Corp.	4,600	273,470
Umpqua Holdings Corp.	5,600	84,280
United Community Banks, Inc.	16,600	348,932
Valley National Bancorp	6,200	60,326
Veritex Holdings, Inc. (a)	5,900	102,601
Walker & Dunlop, Inc. (a)	40,400	1,020,504
Washington Trust Bancorp, Inc.	4,900	197,078
Webster Financial Corp.	49,525	1,882,445
West Bancorporation, Inc.	20,200	395,920
Western Alliance Bancorp (a)	45,875	1,722,148
Wintrust Financial Corp.	40,215	2,234,748

		40,090,517

Diversified Financial — 1.4%
Altisource Portfolio Solutions SA (a) (b)	14,600	473,040
Bats Global Markets, Inc. (b)	11,663	351,406

	Number of Shares	Value
BGC Partners, Inc. Class A	123,830	$1,083,513
Houlihan Lokey, Inc.	9,424	236,071
INTL. FCStone, Inc. (a)	10,600	411,810
Janus Capital Group, Inc.	25,700	360,057
LendingClub Corp. (a) (b)	17,500	108,150
Navient Corp.	19,300	279,271
Nelnet, Inc. Class A	2,700	108,999
PennyMac Financial Services, Inc. Class A (a)	19,800	336,798
Regional Management Corp. (a)	11,100	240,315

		3,989,430

Insurance — 6.2%
Ambac Financial Group, Inc. (a)	64,700	1,189,833
Argo Group International Holdings Ltd.	33,802	1,907,109
Assured Guaranty Ltd.	41,300	1,146,075
CNO Financial Group, Inc.	101,095	1,543,721
Employers Holdings, Inc.	14,830	442,379
First American Financial Corp.	28,620	1,124,193
Genworth Financial, Inc. Class A (a)	300,900	1,492,464
Heritage Insurance Holdings, Inc.	4,500	64,845
Kinsale Capital Group, Inc. (b)	7,572	166,584
Maiden Holdings Ltd.	114,325	1,450,784
MGIC Investment Corp. (a)	68,000	544,000
National Interstate Corp.	16,500	536,745
ProAssurance Corp.	22,100	1,159,808
Radian Group, Inc.	231,760	3,140,348
RenaissanceRe Holdings Ltd.	2,200	264,352
Safety Insurance Group, Inc.	5,800	389,876
State Auto Financial Corp. Class A	17,500	416,675
Validus Holdings Ltd.	21,845	1,088,318

		18,068,109

Real Estate — 0.6%
Hilltop Holdings, Inc. (a)	81,745	1,835,993

Real Estate Investment Trusts (REITS) — 11.1%
Acadia Realty Trust	23,600	855,264
American Assets Trust, Inc.	17,400	754,812
American Campus Communities, Inc.	9,700	493,439
Anworth Mortgage Asset Corp.	156,000	767,520
Arbor Realty Trust, Inc.	16,300	120,946
ARMOUR Residential REIT, Inc. (b)	51,400	1,158,556
Catchmark Timber Trust, Inc. Class A	12,233	143,004
Cedar Realty Trust, Inc.	145,100	1,044,720
Colony Capital, Inc. Class A	78,100	1,423,763
Colony Starwood Homes (b)	30,952	888,322
Coresite Realty Corp.	15,100	1,118,004
CYS Investments, Inc.	21,100	183,992
Douglas Emmett, Inc.	14,300	523,809
DuPont Fabros Technology, Inc.	11,800	486,750
EastGroup Properties, Inc.	9,900	728,244
Equity Lifestyle Properties, Inc.	12,600	972,468

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Potomac Realty Trust	47,800	$437,370
Getty Realty Corp.	12,100	289,553
Healthcare Realty Trust, Inc.	68,675	2,339,071
Highwoods Properties, Inc.	32,610	1,699,633
Invesco Mortgage Capital, Inc.	92,510	1,408,927
Kilroy Realty Corp.	9,200	638,020
Kite Realty Group Trust	74,540	2,066,249
LaSalle Hotel Properties	30,360	724,693
Lexington Realty Trust	90,730	934,519
LTC Properties, Inc.	1,500	77,985
Mack-Cali Realty Corp.	40,700	1,107,854
National Health Investors, Inc.	7,100	557,208
New Residential Investment Corp.	123,485	1,705,328
Piedmont Office Realty Trust, Inc. Class A	2,100	45,717
Potlatch Corp.	14,300	556,127
PS Business Parks, Inc.	18,200	2,066,974
Retail Opportunity Investments Corp.	11,400	250,344
RLJ Lodging Trust	20,600	433,218
Saul Centers, Inc.	11,600	772,560
Silver Bay Realty Trust Corp.	19,300	338,329
Summit Hotel Properties, Inc.	75,800	997,528
Washington Real Estate Investment Trust	18,300	569,496
Weingarten Realty Investors	14,500	565,210

		32,245,526

Savings & Loans — 3.1%
BankUnited, Inc.	27,200	821,440
Beneficial Bancorp, Inc.	40,572	596,814
Charter Financial Corp.	28,100	361,928
Dime Community Bancshares, Inc.	39,700	665,372
First Defiance Financial Corp.	8,800	392,832
Flagstar Bancorp, Inc. (a)	61,430	1,704,682
Flushing Financial Corp.	34,940	828,777
Hingham Institution for Savings	1,600	221,600
Meridian Bancorp, Inc.	17,500	272,475
Meta Financial Group, Inc.	1,800	109,098
Oritani Financial Corp.	3,300	51,876
United Financial Bancorp, Inc.	44,100	610,344
Washington Federal, Inc.	5,800	154,744
WSFS Financial Corp.	63,020	2,299,600

		9,091,582

		105,321,157

Industrial — 15.5%
Aerospace & Defense — 0.8%
Cubic Corp.	3,500	163,835
Curtiss-Wright Corp.	13,245	1,206,752
Ducommun, Inc. (a)	15,300	349,452
Kaman Corp.	8,100	355,752
Triumph Group, Inc.	12,900	359,652

		2,435,443

	Number of Shares	Value
Building Materials — 1.0%
Drew Industries, Inc.	11,100	$1,088,022
Gibraltar Industries, Inc. (a)	6,000	222,900
Summit Materials, Inc. Class A (a)	45,314	840,575
Universal Forest Products, Inc.	8,600	847,014

		2,998,511

Electrical Components & Equipment — 2.4%
Advanced Energy Industries, Inc. (a)	14,100	667,212
Belden, Inc.	19,100	1,317,709
Energizer Holdings, Inc.	31,205	1,559,002
General Cable Corp.	64,300	963,214
Insteel Industries, Inc.	6,300	228,312
Littelfuse, Inc.	9,050	1,165,730
SPX Corp. (a)	57,700	1,162,078

		7,063,257

Electronics — 3.1%
Analogic Corp.	5,400	478,440
Badger Meter, Inc.	13,200	442,332
Bel Fuse, Inc. Class B	2,700	65,178
Benchmark Electronics, Inc. (a)	77,145	1,924,768
Brady Corp. Class A	13,900	481,079
Coherent, Inc. (a)	800	88,432
II-VI, Inc. (a)	60,955	1,483,035
Knowles Corp. (a) (b)	43,300	608,365
Methode Electronics, Inc.	12,600	440,622
Sanmina Corp. (a)	10,500	298,935
Stoneridge, Inc. (a)	35,000	644,000
TTM Technologies, Inc. (a)	98,400	1,126,680
Woodward, Inc.	14,755	921,892

		9,003,758

Engineering & Construction — 0.6%
Aegion Corp. (a)	32,100	612,147
McDermott International, Inc. (a)	216,000	1,082,160
Sterling Construction Co., Inc. (a)	6,200	47,988

		1,742,295

Environmental Controls — 0.1%
MSA Safety, Inc.	5,800	336,632

Hand & Machine Tools — 0.4%
Hardinge, Inc.	3,100	34,503
Kennametal, Inc.	33,940	984,939

		1,019,442

Machinery – Diversified — 0.9%
Applied Industrial Technologies, Inc.	10,100	472,074
BWX Technologies, Inc.	1,300	49,881
Kadant, Inc.	6,100	317,871
Manitowoc Foodservice, Inc. (a)	61,695	1,000,693
SPX FLOW, Inc. (a)	24,875	769,135

		2,609,654

Manufacturing — 2.3%
Actuant Corp. Class A	38,250	888,930
Barnes Group, Inc.	40,865	1,657,076
Colfax Corp. (a)	56,125	1,764,009

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ESCO Technologies, Inc.	17,600	$816,992
Matthews International Corp. Class A	5,900	358,484
Myers Industries, Inc.	41,300	536,487
Smith & Wesson Holding Corp. (a) (b)	1,500	39,885
Trinseo SA	11,700	661,752

		6,723,615

Metal Fabricate & Hardware — 1.5%
Circor International, Inc.	9,400	559,864
Commercial Metals Co.	71,035	1,150,057
Global Brass & Copper Holdings, Inc.	26,300	759,807
Mueller Water Products, Inc. Class A	77,010	966,475
RBC Bearings, Inc. (a)	5,700	435,936
Sun Hydraulics Corp.	15,800	509,866

		4,382,005

Packaging & Containers — 0.3%
Owens-Illinois, Inc. (a)	51,090	939,545

Transportation — 2.0%
Genesee & Wyoming, Inc. Class A (a)	9,800	675,710
Golar LNG Ltd. (b)	49,220	1,043,464
Kirby Corp. (a)	6,200	385,392
Landstar System, Inc.	19,300	1,313,944
Navios Maritime Acquisition Corp. (b)	153,700	207,495
Universal Logistics Holdings, Inc.	19,000	254,980
Werner Enterprises, Inc.	55,675	1,295,557
XPO Logistics, Inc. (a) (b)	13,755	504,396

		5,680,938

Trucking & Leasing — 0.1%
Willis Lease Finance Corp. (a)	5,800	137,866

		45,072,961

Technology — 3.7%
Computers — 0.2%
CSRA, Inc.	16,000	430,400
NCI, Inc. Class A	5,500	63,635

		494,035

Office Equipment/Supplies — 0.1%
ARC Document Solutions, Inc. (a)	65,800	246,092

Semiconductors — 2.0%
Alpha & Omega Semiconductor Ltd. (a)	19,300	419,196
Brooks Automation, Inc.	33,800	460,018
Cabot Microelectronics Corp.	10,100	534,391
Cypress Semiconductor Corp.	77,525	942,704
Intersil Corp. Class A	25,700	563,601
MaxLinear, Inc. Class A (a)	47,350	959,785
MKS Instruments, Inc.	33,495	1,665,706
Rudolph Technologies, Inc. (a)	25,900	459,466

		6,004,867

	Number of Shares	Value
Software — 1.4%
Callidus Software, Inc. (a)	23,800	$436,730
CSG Systems International, Inc.	4,600	190,118
Digi International, Inc. (a)	13,000	148,200
The Dun & Bradstreet Corp.	6,930	946,776
Progress Software Corp. (a)	19,150	520,880
SYNNEX Corp.	15,225	1,737,325

		3,980,029

		10,725,023

Utilities — 4.9%
Electric — 2.4%
Atlantica Yield PLC	2,700	51,327
Black Hills Corp. (b)	1,200	73,464
Dynegy, Inc. (a) (b)	59,775	740,612
El Paso Electric Co.	18,200	851,214
NorthWestern Corp.	14,700	845,691
NRG Energy, Inc.	31,200	349,752
Ormat Technologies, Inc.	29,600	1,432,936
Portland General Electric Co.	62,650	2,668,264

		7,013,260

Gas — 1.8%
Atmos Energy Corp.	7,200	536,184
ONE Gas, Inc.	17,200	1,063,648
PNM Resources, Inc.	31,700	1,037,224
Southwest Gas Corp.	13,100	915,166
Spire, Inc.	27,520	1,754,125

		5,306,347

Water — 0.7%
Aqua America, Inc.	43,740	1,333,195
SJW Corp.	13,900	607,152

		1,940,347

		14,259,954

TOTAL COMMON STOCK (Cost $248,993,954)		284,708,679

TOTAL EQUITIES (Cost $248,993,954)		284,708,679

MUTUAL FUNDS — 4.1%
Diversified Financial — 4.1%
State Street Navigator Securities Lending Prime Portfolio (c)	11,978,773	11,978,773
T. Rowe Price Reserve Investment Fund	1,006	1,006

TOTAL MUTUAL FUNDS (Cost $11,979,779)		11,979,779

TOTAL LONG-TERM INVESTMENTS (Cost $260,973,733)		296,688,458

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$4,759,562	$4,759,562

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (e) 0.010% 3/16/17	200,000	199,625

TOTAL SHORT-TERM INVESTMENTS (Cost $4,959,094)		4,959,187

TOTAL INVESTMENTS — 103.4% (Cost $265,932,827) (f)		301,647,645

Other Assets/(Liabilities) — (3.4)%		(9,883,937)

NET ASSETS — 100.0%		$291,763,708

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $11,641,079 or 3.99% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,759,566. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 2.125%, maturity dates ranging from 11/30/19 – 9/30/21, and an aggregate market value, including accrued interest, of $4,859,063.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Basic Materials — 4.7%
Chemicals — 2.6%
Ashland Global Holdings, Inc.	11,663	$1,352,325
Cabot Corp.	11,715	613,983
Minerals Technologies, Inc.	6,542	462,454
NewMarket Corp.	1,736	745,300
Olin Corp.	31,018	636,489
PolyOne Corp.	15,788	533,792
RPM International, Inc.	25,003	1,343,161
Sensient Technologies Corp.	8,410	637,478
The Valspar Corp.	13,696	1,452,735

		7,777,717

Forest Products & Paper — 0.4%
Domtar Corp.	11,754	436,426
Rayonier, Inc.	23,075	612,411

		1,048,837

Iron & Steel — 1.2%
Allegheny Technologies, Inc.	20,469	369,875
Carpenter Technology Corp.	8,754	361,190
Reliance Steel & Aluminum Co.	13,621	981,120
Steel Dynamics, Inc.	45,779	1,144,017
United States Steel Corp.	31,638	596,693

		3,452,895

Mining — 0.5%
Compass Minerals International, Inc.	6,346	467,700
Royal Gold, Inc.	12,258	949,137

		1,416,837

		13,696,286

Communications — 3.1%
Internet — 0.4%
Comscore, Inc. (a)	8,408	257,789
Rackspace Hosting, Inc. (a)	20,082	636,399
WebMD Health Corp. (a)	7,322	363,903

		1,258,091

Media — 1.4%
AMC Networks, Inc. Class A (a)	11,252	583,529
Cable One, Inc.	881	514,504
FactSet Research Systems, Inc.	7,635	1,237,633
Graham Holdings Co. Class B	874	420,717
John Wiley & Sons, Inc. Class A	8,402	433,627
Meredith Corp.	6,862	356,755
The New York Times Co. Class A	22,866	273,249
Time, Inc.	18,799	272,210

		4,092,224

Telecommunications — 1.3%
ARRIS International PLC (a)	35,809	1,014,469
Ciena Corp. (a)	25,938	565,448

	Number of Shares	Value
InterDigital, Inc.	6,433	$509,494
NeuStar, Inc. Class A (a)	10,237	272,202
Plantronics, Inc.	6,232	323,815
Telephone & Data Systems, Inc.	17,471	474,862
ViaSat, Inc. (a)	8,516	635,719

		3,796,009

		9,146,324

Consumer, Cyclical — 11.9%
Airlines — 0.4%
JetBlue Airways Corp. (a)	60,779	1,047,830

Apparel — 0.7%
Ascena Retail Group, Inc. (a)	31,329	175,129
Carter’s, Inc.	9,401	815,161
Deckers Outdoor Corp. (a)	6,017	358,312
Skechers U.S.A., Inc. Class A (a)	25,038	573,370

		1,921,972

Auto Manufacturers — 0.3%
Oshkosh Corp.	13,801	772,856

Automotive & Parts — 0.1%
Dana, Inc.	26,937	419,948

Distribution & Wholesale — 1.2%
Fossil Group, Inc. (a)	7,864	218,383
Ingram Micro, Inc. Class A	28,106	1,002,260
Owens & Minor, Inc.	11,720	407,036
Pool Corp.	7,896	746,330
Tech Data Corp. (a)	6,613	560,187
Watsco, Inc.	4,844	682,520

		3,616,716

Entertainment — 0.4%
Churchill Downs, Inc.	2,337	342,020
Cinemark Holdings, Inc.	19,862	760,317
International Speedway Corp. Class A	4,889	163,391

		1,265,728

Home Builders — 1.3%
CalAtlantic Group, Inc.	14,008	468,427
KB Home	15,536	250,440
NVR, Inc. (a)	680	1,115,112
Thor Industries, Inc.	8,969	759,674
Toll Brothers, Inc. (a)	28,342	846,292
TRI Pointe Group, Inc. (a)	27,454	361,844

		3,801,789

Home Furnishing — 0.2%
Tempur Sealy International, Inc. (a)	9,544	541,526

Household Products — 0.2%
Tupperware Brands Corp.	9,491	620,427

Housewares — 0.3%
The Toro Co.	20,529	961,578

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leisure Time — 0.6%
Brunswick Corp.	16,943	$826,480
Polaris Industries, Inc.	11,194	866,863

		1,693,343

Office Furnishings — 0.2%
Herman Miller, Inc.	11,239	321,436
HNI Corp.	8,349	332,290

		653,726

Retail — 6.0%
Abercrombie & Fitch Co. Class A	12,707	201,914
American Eagle Outfitters, Inc.	32,087	573,074
Big Lots, Inc.	8,333	397,901
Brinker International, Inc.	10,315	520,185
Buffalo Wild Wings, Inc. (a)	3,436	483,583
Cabela’s, Inc. (a)	9,643	529,690
Casey’s General Stores, Inc.	7,358	884,064
The Cheesecake Factory, Inc.	8,397	420,354
Chico’s FAS, Inc.	24,796	295,072
Copart, Inc. (a)	18,282	979,184
Cracker Barrel Old Country Store, Inc.	4,496	594,461
CST Brands, Inc.	14,214	683,551
Dick’s Sporting Goods, Inc.	16,529	937,525
Domino’s Pizza, Inc.	9,063	1,376,217
Dunkin’ Brands Group, Inc.	17,230	897,338
GameStop Corp. Class A	19,522	538,612
Guess?, Inc.	11,568	169,008
HSN, Inc.	5,987	238,283
Jack in the Box, Inc.	6,137	588,784
JC Penney Co., Inc. (a)	57,792	532,842
Kate Spade & Co. (a)	24,044	411,874
MSC Industrial Direct Co., Inc. Class A	8,352	613,120
Office Depot, Inc.	102,151	364,679
Panera Bread Co. Class A (a)	4,181	814,124
Restoration Hardware Holdings, Inc. (a)	7,168	247,869
Sally Beauty Holdings, Inc. (a)	27,564	707,844
Texas Roadhouse, Inc.	12,038	469,843
Vista Outdoor, Inc. (a)	11,331	451,654
The Wendy’s Co.	38,270	413,316
Williams-Sonoma, Inc.	15,404	786,836
World Fuel Services Corp.	13,230	612,020

		17,734,821

		35,052,260

Consumer, Non-cyclical — 14.9%
Beverages — 0.1%
The Boston Beer Co., Inc. Class A (a)	1,701	264,097

Biotechnology — 0.5%
Bio-Rad Laboratories, Inc. Class A (a)	3,879	635,419

	Number of Shares	Value
Charles River Laboratories International, Inc. (a)	8,882	$740,226

		1,375,645

Commercial Services — 3.5%
Aaron’s, Inc.	12,164	309,209
Avis Budget Group, Inc. (a)	17,763	607,672
CEB, Inc.	6,048	329,435
Convergys Corp.	18,012	547,925
Deluxe Corp.	9,159	612,004
DeVry Education Group, Inc.	10,656	245,727
FTI Consulting, Inc. (a)	7,921	352,960
Gartner, Inc. (a)	15,517	1,372,479
Live Nation Entertainment, Inc. (a)	24,791	681,257
Manpower, Inc.	12,870	929,986
PAREXEL International Corp. (a)	9,932	689,777
Rollins, Inc.	18,039	528,182
SEI Investments Co.	25,450	1,160,774
Service Corp. International	36,364	965,101
Sotheby’s	9,008	342,484
WEX, Inc. (a)	7,221	780,518

		10,455,490

Cosmetics & Personal Care — 0.5%
Avon Products, Inc.	82,073	464,533
Edgewell Personal Care Co. (a)	11,071	880,366

		1,344,899

Foods — 3.1%
Dean Foods Co.	16,982	278,505
Flowers Foods, Inc.	34,188	516,923
The Hain Celestial Group, Inc. (a)	19,428	691,248
Ingredion, Inc.	13,556	1,803,761
Lancaster Colony Corp.	3,657	483,053
Post Holdings, Inc. (a)	12,141	936,921
Snyders-Lance, Inc.	16,058	539,228
Sprouts Farmers Market, Inc. (a)	26,202	541,071
Tootsie Roll Industries, Inc.	3,303	121,649
TreeHouse Foods, Inc. (a)	10,652	928,748
United Natural Foods, Inc. (a)	9,462	378,858
The WhiteWave Foods Co. (a)	33,278	1,811,322

		9,031,287

Health Care – Products — 4.2%
ABIOMED, Inc. (a)	7,516	966,407
Align Technology, Inc. (a)	14,131	1,324,781
Bio-Techne Corp.	7,004	766,938
Halyard Health, Inc. (a)	8,765	303,795
Hill-Rom Holdings, Inc.	11,188	693,432
IDEXX Laboratories, Inc. (a)	16,816	1,895,668
LivaNova PLC (a)	8,295	498,612
NuVasive, Inc. (a)	9,412	627,404
ResMed, Inc.	26,424	1,712,011
STERIS PLC	16,179	1,182,685
Teleflex, Inc.	8,270	1,389,774

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
West Pharmaceutical Services, Inc.	13,750	$1,024,375

		12,385,882

Health Care – Services — 1.7%
Amsurg Corp. (a)	10,293	690,146
Catalent, Inc. (a)	23,418	605,121
Community Health Systems, Inc. (a)	21,341	246,275
LifePoint Health, Inc. (a)	8,014	474,669
MEDNAX, Inc. (a)	17,281	1,144,866
Molina Healthcare, Inc. (a)	8,000	466,560
Tenet Healthcare Corp. (a)	14,952	338,813
WellCare Health Plans, Inc. (a)	8,314	973,486

		4,939,936

Household Products — 0.5%
Helen of Troy Ltd. (a)	5,228	450,497
Prestige Brands Holdings, Inc. (a)	9,938	479,707
The Scotts Miracle-Gro Co. Class A	8,509	708,545

		1,638,749

Pharmaceuticals — 0.8%
Akorn, Inc. (a)	16,568	451,644
United Therapeutics Corp. (a)	8,163	963,887
VCA, Inc. (a)	15,187	1,062,786

		2,478,317

		43,914,302

Energy — 3.8%
Coal — 0.2%
CONSOL Energy, Inc.	33,178	637,018

Oil & Gas — 2.3%
Denbury Resources, Inc.	74,806	241,623
Diamond Offshore Drilling, Inc.	12,107	213,204
Ensco PLC Class A	56,603	481,126
Gulfport Energy Corp. (a)	23,544	665,118
Murphy USA, Inc. (a)	6,914	493,383
Nabors Industries Ltd.	53,219	647,143
Noble Corp. PLC	45,677	289,592
Patterson-UTI Energy, Inc.	27,744	620,633
QEP Resources, Inc.	44,999	878,831
Rowan Cos. PLC Class A	23,554	357,079
SM Energy Co.	16,314	629,394
Western Refining, Inc.	14,865	393,328
WPX Energy, Inc. (a)	64,667	852,958

		6,763,412

Oil & Gas Services — 1.0%
Dril-Quip, Inc. (a)	7,056	393,301
HollyFrontier Corp.	33,151	812,200
NOW, Inc. (a)	20,184	432,543
Oceaneering International, Inc.	18,416	506,624
Oil States International, Inc. (a)	9,642	304,398
Superior Energy Services, Inc.	28,489	509,953

		2,959,019

	Number of Shares	Value
Pipelines — 0.3%
National Fuel Gas Co.	15,961	$863,011

		11,222,460

Financial — 24.7%
Banks — 5.6%
Associated Banc-Corp.	27,904	546,639
BancorpSouth, Inc.	16,161	374,935
Bank of Hawaii Corp.	8,050	584,591
Bank of the Ozarks, Inc.	17,058	655,027
Cathay General Bancorp	13,922	428,519
Chemical Financial Corp.	13,140	579,868
Commerce Bancshares, Inc.	15,596	768,259
Cullen/Frost Bankers, Inc.	10,381	746,809
East West Bancorp, Inc.	27,063	993,483
F.N.B. Corp.	39,461	485,370
First Horizon National Corp.	43,573	663,617
Fulton Financial Corp.	32,501	471,915
Hancock Holding Co.	14,563	472,278
International Bancshares Corp.	10,899	324,572
MB Financial, Inc.	13,403	509,850
PacWest Bancorp	22,614	970,367
PrivateBancorp, Inc.	14,929	685,540
Prosperity Bancshares, Inc.	13,048	716,205
Signature Bank (a)	10,082	1,194,213
SVB Financial Group (a)	9,773	1,080,307
Synovus Financial Corp.	23,087	751,020
TCF Financial Corp.	32,122	466,090
Trustmark Corp.	12,700	350,012
Umpqua Holdings Corp.	41,353	622,363
Valley National Bancorp	47,791	465,007
Webster Financial Corp.	17,217	654,418

		16,561,274

Commercial Services — 0.2%
CoreLogic, Inc. (a)	16,582	650,346

Diversified Financial — 2.3%
CBOE Holdings, Inc.	15,265	989,935
Eaton Vance Corp.	21,301	831,804
Federated Investors, Inc. Class B	17,622	522,140
Janus Capital Group, Inc.	26,887	376,687
MarketAxess Holdings, Inc.	7,066	1,170,059
Raymond James Financial, Inc.	23,682	1,378,529
SLM Corp. (a)	80,366	600,334
Stifel Financial Corp. (a)	12,434	478,087
Waddell & Reed Financial, Inc. Class A	15,558	282,533
WisdomTree Investments, Inc.	21,546	221,709

		6,851,817

Insurance — 4.7%
Alleghany Corp. (a)	2,899	1,522,033
American Financial Group, Inc.	13,708	1,028,100
Aspen Insurance Holdings Ltd.	11,307	526,793

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Brown & Brown, Inc.	21,530	$811,896
CNO Financial Group, Inc.	32,891	502,246
Endurance Specialty Holdings Ltd.	12,057	789,131
Everest Re Group Ltd.	7,867	1,494,494
First American Financial Corp.	20,605	809,364
Genworth Financial, Inc. Class A (a)	93,588	464,196
The Hanover Insurance Group, Inc.	8,027	605,396
Kemper Corp.	9,123	358,716
Mercury General Corp.	6,849	375,668
Old Republic International Corp.	45,838	807,666
Primerica, Inc.	8,728	462,846
Reinsurance Group of America, Inc.	12,032	1,298,734
RenaissanceRe Holdings Ltd.	7,739	929,918
W.R. Berkley Corp.	18,443	1,065,268

		13,852,465

Real Estate — 0.5%
Alexander & Baldwin, Inc.	8,650	332,333
Jones Lang LaSalle, Inc.	8,485	965,508

		1,297,841

Real Estate Investment Trusts (REITS) — 10.8%
Alexandria Real Estate Equities, Inc.	14,644	1,592,828
American Campus Communities, Inc.	24,502	1,246,417
Camden Property Trust	16,416	1,374,676
Care Capital Properties, Inc.	15,765	449,303
Communications Sales & Leasing, Inc. (a)	25,529	801,866
Corporate Office Properties Trust	17,796	504,517
Corrections Corporation of America	22,071	306,125
DCT Industrial Trust, Inc.	16,930	821,952
Douglas Emmett, Inc.	26,946	987,032
Duke Realty Corp.	65,873	1,800,309
Education Realty Trust, Inc.	13,719	591,838
EPR Properties	11,949	940,864
Equity One, Inc.	17,280	528,941
First Industrial Realty Trust, Inc.	21,947	619,344
Healthcare Realty Trust, Inc.	21,759	741,112
Highwoods Properties, Inc.	18,519	965,210
Hospitality Properties Trust	30,839	916,535
Kilroy Realty Corp.	17,311	1,200,518
Lamar Advertising Co.Class A	15,559	1,016,158
LaSalle Hotel Properties	21,234	506,856
Liberty Property Trust	27,558	1,111,965
Life Storage, Inc.	8,713	774,934
Mack-Cali Realty Corp.	16,837	458,303
Medical Properties Trust, Inc.	55,051	813,103
Mid-America Apartment Communities, Inc.	14,185	1,333,248
National Retail Properties, Inc.	27,607	1,403,816
Omega Healthcare Investors, Inc.	36,329	1,287,863
Post Properties, Inc.	10,047	664,408
Potlatch Corp.	7,610	295,953
Regency Centers Corp.	19,623	1,520,586

	Number of Shares	Value
Senior Housing Properties Trust	44,600	$1,012,866
Tanger Factory Outlet Centers, Inc.	18,039	702,799
Taubman Centers, Inc.	11,342	843,958
Urban Edge Properties	17,179	483,417
Washington Prime Group, Inc.	34,808	430,923
Weingarten Realty Investors	22,086	860,912

		31,911,455

Savings & Loans — 0.6%
New York Community Bancorp, Inc.	91,472	1,301,647
Washington Federal, Inc.	16,994	453,400

		1,755,047

		72,880,245

Industrial — 16.2%
Aerospace & Defense — 1.5%
BE Aerospace, Inc.	19,085	985,931
Curtiss-Wright Corp.	8,343	760,131
Esterline Technologies Corp. (a)	5,521	419,817
KLX, Inc. (a)	9,898	348,410
Orbital ATK, Inc.	10,997	838,301
Teledyne Technologies, Inc. (a)	6,509	702,516
Triumph Group, Inc.	9,302	259,340

		4,314,446

Building Materials — 0.8%
Eagle Materials, Inc.	9,060	700,338
Lennox International, Inc.	7,348	1,153,856
Louisiana-Pacific Corp. (a)	26,697	502,705

		2,356,899

Electrical Components & Equipment — 0.9%
Belden, Inc.	7,910	545,711
Energizer Holdings, Inc.	11,626	580,835
EnerSys	8,156	564,314
Hubbell, Inc.	9,664	1,041,199

		2,732,059

Electronics — 2.7%
Arrow Electronics, Inc. (a)	17,140	1,096,446
Avnet, Inc.	23,920	982,155
Gentex Corp.	53,860	945,782
Jabil Circuit, Inc.	35,886	783,032
Keysight Technologies, Inc. (a)	31,914	1,011,355
Knowles Corp. (a)	16,656	234,017
National Instruments Corp.	19,805	562,462
Trimble Navigation Ltd. (a)	46,795	1,336,465
Vishay Intertechnology, Inc.	25,311	356,632
Woodward, Inc.	10,392	649,292

		7,957,638

Engineering & Construction — 0.9%
AECOM (a)	28,864	858,127
Dycom Industries, Inc. (a)	5,902	482,666
EMCOR Group, Inc.	11,418	680,741
Granite Construction, Inc.	7,437	369,916

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
KBR, Inc.	26,757	$404,833

		2,796,283

Environmental Controls — 0.3%
Clean Harbors, Inc. (a)	9,826	471,452
MSA Safety, Inc.	5,849	339,476

		810,928

Hand & Machine Tools — 0.6%
Kennametal, Inc.	14,968	434,371
Lincoln Electric Holdings, Inc.	11,875	743,613
Regal Beloit Corp.	8,405	500,013

		1,677,997

Machinery – Construction & Mining — 0.3%
Joy Global, Inc.	18,435	511,387
Terex Corp.	20,395	518,237

		1,029,624

Machinery – Diversified — 2.3%
AGCO Corp.	12,796	631,099
Cognex Corp.	15,984	844,914
Graco, Inc.	10,457	773,818
IDEX Corp.	14,298	1,337,864
Nordson Corp.	9,989	995,204
Wabtec Corp.	16,925	1,381,926
Zebra Technologies Corp. Class A (a)	9,910	689,835

		6,654,660

Manufacturing — 1.9%
AptarGroup, Inc.	11,819	914,909
Carlisle Cos., Inc.	12,136	1,244,790
CLARCOR, Inc.	9,157	595,205
Crane Co.	9,322	587,379
Donaldson Co., Inc.	25,001	933,287
ITT, Inc.	16,827	603,080
Trinity Industries, Inc.	28,619	692,007

		5,570,657

Metal Fabricate & Hardware — 0.6%
Commercial Metals Co.	21,527	348,522
The Timken Co.	13,232	464,973
Valmont Industries, Inc.	4,251	572,057
Worthington Industries, Inc.	8,278	397,592

		1,783,144

Miscellaneous – Manufacturing — 0.5%
A.O. Smith Corp.	13,922	1,375,354

Packaging & Containers — 1.3%
Bemis Co., Inc.	17,787	907,315
Greif, Inc. Class A	4,842	240,115
Packaging Corporation of America	17,697	1,438,058
Silgan Holdings, Inc.	7,723	390,706
Sonoco Products Co.	18,825	994,525

		3,970,719

	Number of Shares	Value
Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	8,787	$1,348,102

Transportation — 1.0%
Genesee & Wyoming, Inc. Class A (a)	10,751	741,281
Kirby Corp. (a)	10,114	628,686
Landstar System, Inc.	7,908	538,377
Old Dominion Freight Line, Inc. (a)	13,070	896,733
Werner Enterprises, Inc.	8,390	195,235

		3,000,312

Trucking & Leasing — 0.1%
GATX Corp.	7,587	338,001

		47,716,823

Technology — 12.0%
Computers — 4.9%
3D Systems Corp. (a)	20,019	359,341
Brocade Communications Systems, Inc.	75,284	694,871
Cadence Design Systems, Inc. (a)	54,902	1,401,648
Computer Sciences Corp.	26,372	1,376,882
Diebold, Inc.	14,107	349,713
DST Systems, Inc.	6,126	722,378
Fortinet, Inc. (a)	27,566	1,018,012
j2 Global, Inc.	9,017	600,622
Jack Henry & Associates, Inc.	14,749	1,261,777
Lexmark International, Inc. Class A	11,764	470,089
Manhattan Associates, Inc. (a)	13,448	774,874
MAXIMUS, Inc.	12,187	689,297
Mentor Graphics Corp.	20,312	537,049
NCR Corp. (a)	23,250	748,418
NetScout Systems, Inc. (a)	17,276	505,323
Science Applications International Corp.	8,418	583,957
Synaptics, Inc. (a)	6,538	382,996
Synopsys, Inc. (a)	28,422	1,686,846
VeriFone Systems, Inc. (a)	20,841	328,037

		14,492,130

Semiconductors — 2.5%
Advanced Micro Devices, Inc. (a)	137,870	952,682
Cirrus Logic, Inc. (a)	11,744	624,193
Cree, Inc. (a)	18,940	487,137
Cypress Semiconductor Corp.	60,318	733,467
Integrated Device Technology, Inc. (a)	25,226	582,720
Intersil Corp. Class A	25,447	558,053
IPG Photonics Corp. (a)	6,988	575,462
Microsemi Corp. (a)	21,257	892,369
Monolithic Power Systems, Inc.	6,996	563,178
Silicon Laboratories, Inc. (a)	7,812	459,346
Teradyne, Inc.	37,998	819,997

		7,248,604

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 4.6%
ACI Worldwide, Inc. (a)	22,005	$426,457
Acxiom Corp. (a)	14,538	387,438
Allscripts Healthcare Solutions, Inc. (a)	35,036	461,424
ANSYS, Inc. (a)	16,380	1,516,952
Broadridge Financial Solutions, Inc.	22,213	1,505,819
CDK Global, Inc.	28,197	1,617,380
CommVault Systems, Inc. (a)	7,759	412,236
Fair Isaac Corp.	5,795	721,999
Leidos Holdings, Inc.	26,696	1,155,403
MSCI, Inc.	17,771	1,491,698
PTC, Inc. (a)	21,589	956,608
SYNNEX Corp.	5,451	622,013
Tyler Technologies, Inc. (a)	6,210	1,063,338
The Ultimate Software Group, Inc. (a)	5,435	1,110,860

		13,449,625

		35,190,359

Utilities — 5.4%
Electric — 2.5%
Black Hills Corp.	9,827	601,609
Great Plains Energy, Inc.	38,942	1,062,727
Hawaiian Electric Industries, Inc.	20,319	606,522
IDACORP, Inc.	9,466	740,998
MDU Resources Group, Inc.	36,678	933,088
NorthWestern Corp.	9,052	520,762
OGE Energy Corp.	37,504	1,185,877
Talen Energy Corp. (a)	16,172	223,982
Westar Energy, Inc.	26,618	1,510,572

		7,386,137

Gas — 2.6%
Atmos Energy Corp.	19,503	1,452,388
Energen Corp.	18,230	1,052,236
New Jersey Resources Corp.	16,179	531,642
ONE Gas, Inc.	9,811	606,712
PNM Resources, Inc.	14,959	489,459
Southwest Gas Corp.	8,917	622,942
UGI Corp.	32,536	1,471,929
Vectren Corp.	15,557	780,961
WGL Holdings, Inc.	9,589	601,230

		7,609,499

	Number of Shares	Value
Water — 0.3%
Aqua America, Inc.	33,303	$1,015,075

		16,010,711

TOTAL COMMON STOCK (Cost $270,758,723)		284,829,770

TOTAL EQUITIES (Cost $270,758,723)		284,829,770

TOTAL LONG-TERM INVESTMENTS (Cost $270,758,723)		284,829,770

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$9,235,740	9,235,740

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill (c) 0.000% 3/02/17	685,000	683,959

TOTAL SHORT-TERM INVESTMENTS (Cost $9,919,438)		9,919,699

TOTAL INVESTMENTS — 100.0% (Cost $280,678,161) (d)		294,749,469

Other Assets/(Liabilities) — (0.0)%		(27,104)

NET ASSETS — 100.0%		$294,722,365

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $9,235,748. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $9,422,386.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 96.4%

COMMON STOCK — 96.4%
Basic Materials — 3.7%
Chemicals — 2.2%
A. Schulman, Inc.	4,291	$124,954
Aceto Corp.	4,357	82,739
AgroFresh Solutions, Inc. (a)	3,300	17,457
American Vanguard Corp.	4,169	66,954
Balchem Corp.	4,715	365,554
The Chemours Co.	27,475	439,600
Chemtura Corp. (a)	9,551	313,368
Codexis, Inc. (a)	5,030	22,333
CSW Industrials, Inc. (a)	2,160	69,962
Ferro Corp. (a)	12,474	172,266
GCP Applied Technologies, Inc. (a)	10,631	301,070
H.B. Fuller Co.	7,501	348,571
Hawkins, Inc.	1,440	62,395
Ingevity Corp. (a)	6,386	294,395
Innophos Holdings, Inc.	2,878	112,328
Innospec, Inc.	3,554	216,119
KMG Chemicals, Inc.	1,353	38,330
Kraton Corp. (a)	4,438	155,508
Kronos Worldwide, Inc.	3,359	27,846
Landec Corp. (a)	4,069	54,565
Minerals Technologies, Inc.	5,195	367,235
Oil-Dri Corp. of America	753	28,343
Olin Corp.	24,833	509,573
OMNOVA Solutions, Inc. (a)	6,354	53,628
PolyOne Corp.	12,580	425,330
Quaker Chemical Corp.	1,933	204,763
Rayonier Advanced Materials, Inc.	6,455	86,303
Sensient Technologies Corp.	6,667	505,359
Stepan Co.	2,939	213,548
Tronox Ltd. Class A	9,671	90,617
Univar, Inc. (a)	6,448	140,889
Valhi, Inc.	4,752	10,930

		5,922,832

Forest Products & Paper — 0.4%
Clearwater Paper Corp. (a)	2,542	164,391
Deltic Timber Corp.	1,585	107,352
KapStone Paper and Packaging Corp.	12,946	244,938
Neenah Paper, Inc.	2,482	196,103
Orchids Paper Products Co.	1,380	37,577
P.H. Glatfelter Co.	6,517	141,289
Schweitzer-Mauduit International, Inc.	4,539	175,024
Veritiv Corp. (a)	1,212	60,806

		1,127,480

Iron & Steel — 0.4%
AK Steel Holding Corp. (a)	35,571	171,808
ALJ Regional Holdings, Inc. (a)	2,469	11,604

	Number of Shares	Value
Allegheny Technologies, Inc.	16,273	$294,053
Carpenter Technology Corp.	6,927	285,808
Cliffs Natural Resources, Inc. (a)	33,052	193,354
Olympic Steel, Inc.	1,355	29,946
Ryerson Holding Corp. (a)	1,614	18,222
Schnitzer Steel Industries, Inc. Class A	3,897	81,448

		1,086,243

Mining — 0.7%
Century Aluminum Co. (a)	7,489	52,049
Coeur d’Alene Mines Corp. (a)	24,278	287,209
Ferroglobe PLC	9,806	88,548
Gold Resource Corp.	7,507	55,702
Hecla Mining Co.	57,230	326,211
Kaiser Aluminum Corp.	2,652	229,371
Materion Corp.	2,950	90,594
Ring Energy, Inc. (a)	5,360	58,692
Stillwater Mining Co. (a)	18,330	244,889
United States Lime & Minerals, Inc.	306	20,196
US Silica Holdings, Inc.	9,595	446,743

		1,900,204

		10,036,759

Communications — 6.6%
Advertising — 0.0%
Marchex, Inc. Class B (a)	4,800	13,296
MDC Partners, Inc. Class A	7,684	82,372

		95,668

Internet — 2.3%
1-800-Flowers.com, Inc. Class A (a)	3,951	36,231
Angie’s List, Inc. (a)	5,969	59,153
Autobytel, Inc. (a)	1,313	23,371
Bankrate, Inc. (a)	7,127	60,437
Barracuda Networks, Inc. (a)	3,299	84,059
Bazaarvoice, Inc. (a)	12,311	72,758
Blucora, Inc. (a)	5,797	64,926
Blue Nile, Inc.	1,627	56,001
Boingo Wireless, Inc. (a)	5,451	56,036
Box, Inc. Class A (a)	7,318	115,332
Brightcove, Inc. (a)	4,495	58,660
ChannelAdvisor Corp. (a)	3,487	45,087
Chegg, Inc. (a)	12,078	85,633
Cogent Communications Holdings, Inc.	6,229	229,289
Comscore, Inc. (a)	7,188	220,384
Corindus Vascular Robotics, Inc. (a)	6,205	6,888
DHI Group, Inc. (a)	7,533	59,435
Endurance International Group Holdings, Inc. (a)	8,913	77,989
ePlus, Inc. (a)	949	89,595
Etsy, Inc. (a)	15,739	224,753

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FTD Cos., Inc. (a)	2,617	$53,832
Global Eagle Entertainment, Inc. (a)	6,898	57,322
Global Sources Ltd. (a)	951	8,064
GrubHub, Inc. (a)	12,110	520,609
HealthStream, Inc. (a)	3,860	106,536
IntraLinks Holdings, Inc. (a)	6,276	63,137
Limelight Networks, Inc. (a)	10,297	19,255
Lionbridge Technologies, Inc. (a)	8,558	42,790
Liquidity Services, Inc. (a)	3,750	42,150
MeetMe, Inc. (a)	6,205	38,471
ModusLink Global Solutions, Inc. (a)	573	940
New Media Investment Group, Inc.	5,832	90,396
NIC, Inc.	9,497	223,179
Nutrisystem, Inc.	4,367	129,656
Overstock.com, Inc. (a)	1,978	30,303
Perficient, Inc. (a)	5,290	106,593
Q2 Holdings, Inc. (a)	3,834	109,882
QuinStreet, Inc. (a)	5,492	16,586
Quotient Technology, Inc. (a)	9,615	127,976
Rapid7, Inc. (a)	2,987	52,721
RealNetworks, Inc. (a)	3,406	15,191
Reis, Inc.	1,273	26,046
RetailMeNot, Inc. (a)	5,784	57,204
Rightside Group Ltd. (a)	1,591	14,478
RingCentral, Inc. Class A (a)	8,787	207,900
The Rubicon Project, Inc. (a)	5,586	46,252
Safeguard Scientifics, Inc. (a)	2,994	38,802
Shutterfly, Inc. (a)	5,154	230,075
Shutterstock, Inc. (a)	2,835	180,589
SPS Commerce, Inc. (a)	2,486	182,497
Stamps.com, Inc. (a)	2,426	229,281
TechTarget, Inc. (a)	3,022	24,357
TrueCar, Inc. (a)	8,153	76,964
TubeMogul, Inc. (a)	3,307	30,987
VASCO Data Security International, Inc. (a)	4,524	79,668
VirnetX Holding Corp. (a)	7,479	22,886
Wayfair, Inc. Class A (a)	4,728	186,141
Web.com Group, Inc. (a)	6,415	110,787
WebMD Health Corp. (a)	5,601	278,370
XO Group, Inc. (a)	3,799	73,435
Zendesk, Inc. (a)	12,170	373,741
Zix Corp. (a)	8,027	32,911

		6,084,977

Media — 1.4%
Acacia Research	7,281	47,472
Central European Media Enterprises Ltd. Class A (a)	11,481	26,521
Daily Journal Corp. (a)	166	36,354
The E.W. Scripps Co. Class A (a)	8,934	142,051
Entercom Communications Corp. Class A	3,916	50,673

	Number of Shares	Value
Entravision Communications Corp. Class A	9,771	$74,553
Gannett Co., Inc.	17,637	205,295
Gray Television, Inc. (a)	9,622	99,684
Hemisphere Media Group, Inc. (a)	1,236	15,759
Houghton Mifflin Harcourt Co. (a)	18,604	249,480
Liberty Braves Group Class C (a)	4,719	82,016
Liberty Braves Group Class A (a)	1,376	24,011
Liberty Media Group Class C (a)	6,921	194,757
Liberty Media Group Class A (a)	3,432	98,327
Media General, Inc. (a)	16,349	301,312
Meredith Corp.	5,627	292,548
MSG Networks, Inc. Class A (a)	8,930	166,187
The New York Times Co. Class A	18,659	222,975
Nexstar Broadcasting Group, Inc. Class A	4,477	258,368
Radio One, Inc. Class D (a)	3,098	9,387
Saga Communications, Inc. Class A	564	25,572
Salem Media Group, Inc.	1,263	7,426
Scholastic Corp.	4,054	159,565
Sinclair Broadcast Group, Inc. Class A	9,920	286,489
Time, Inc.	15,410	223,137
TiVo Corp. (a)	17,523	341,348
Townsquare Media, Inc. Class A (a)	1,098	10,255
tronc, Inc.	3,998	67,486
Value Line, Inc.	220	3,573
World Wrestling Entertainment, Inc. Class A	5,426	115,574

		3,838,155

Telecommunications — 2.9%
8x8, Inc. (a)	13,227	204,093
Acacia Communications, Inc. (a)	786	81,178
ADTRAN, Inc.	7,419	142,000
Aerohive Networks, Inc. (a)	3,760	22,898
Anixter International, Inc. (a)	4,349	280,510
ATN International, Inc.	1,581	102,828
Black Box Corp.	2,183	30,344
CalAmp Corp. (a)	5,309	74,061
Calix, Inc. (a)	6,342	46,614
Ciena Corp. (a)	20,590	448,862
Cincinnati Bell, Inc. (a)	31,545	128,704
Clearfield, Inc. (a)	1,728	32,486
Comtech Telecommunications Corp.	3,384	43,349
Consolidated Communications Holdings, Inc.	7,466	188,442
Contra Leap Wireless (b)	3,887	-
DigitalGlobe, Inc. (a)	9,427	259,242
EarthLink Holdings Corp.	15,779	97,830
Extreme Networks, Inc. (a)	15,491	69,555
Fairpoint Communications, Inc. (a)	3,135	47,119
Finisar Corp. (a)	16,121	480,406
General Communication, Inc. Class A (a)	4,350	59,813

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gigamon, Inc. (a)	4,873	$267,040
Globalstar, Inc. (a)	55,944	67,692
Gogo, Inc. (a)	8,451	93,299
GTT Communications, Inc. (a)	3,959	93,155
Harmonic, Inc. (a)	11,471	68,023
Hawaiian Telcom Holdco, Inc. (a)	903	20,218
HC2 Holdings, Inc. (a)	5,027	27,397
IDT Corp. Class B	2,609	44,979
Infinera Corp. (a)	21,072	190,280
Inteliquent, Inc.	4,925	79,490
Intelsat SA (a)	3,551	9,623
InterDigital, Inc.	5,192	411,206
Iridium Communications, Inc. (a)	12,376	100,369
Ixia (a)	9,620	120,250
KVH Industries, Inc. (a)	2,268	19,981
Loral Space & Communications, Inc. (a)	1,919	75,052
Lumos Networks Corp. (a)	2,830	39,620
Mastec, Inc. (a)	9,929	295,288
NeoPhotonics Corp. (a)	4,627	75,605
NETGEAR, Inc. (a)	4,855	293,679
NeuStar, Inc. Class A (a)	8,113	215,725
NII Holdings, Inc. (a)	8,021	26,710
Numerex Corp. Class A (a)	1,963	15,272
Oclaro, Inc. (a)	16,763	143,324
ORBCOMM, Inc. (a)	9,695	99,374
Plantronics, Inc.	4,974	258,449
Preformed Line Products Co.	344	14,506
RigNet, Inc. (a)	1,907	28,834
Shenandoah Telecommunications Co.	6,933	188,647
ShoreTel, Inc. (a)	10,096	80,768
Silicom Ltd.	842	34,859
Sonus Networks, Inc. (a)	7,095	55,199
Spok Holdings, Inc.	3,103	55,295
Straight Path Communications, Inc. Class B (a)	1,447	37,058
TeleNav, Inc. (a)	4,900	28,077
Ubiquiti Networks, Inc. (a)	3,891	208,169
ViaSat, Inc. (a)	6,664	497,468
Viavi Solutions, Inc. (a)	35,166	259,877
Vonage Holdings Corp. (a)	28,648	189,363
West Corp.	6,477	143,012
Windstream Holdings, Inc.	14,394	144,660

		7,957,226

		17,976,026

Consumer, Cyclical — 11.2%
Airlines — 0.4%
Allegiant Travel Co.	1,982	261,763
Hawaiian Holdings, Inc. (a)	7,909	384,377
SkyWest, Inc.	7,504	198,181
Virgin America, Inc. (a)	2,899	155,125

		999,446

	Number of Shares	Value
Apparel — 0.7%
Ascena Retail Group, Inc. (a)	25,946	$145,038
Crocs, Inc. (a)	11,051	91,723
Deckers Outdoor Corp. (a)	4,865	289,711
Delta Apparel, Inc. (a)	1,041	17,135
G-III Apparel Group Ltd. (a)	6,448	187,959
Iconix Brand Group, Inc. (a)	6,430	52,212
Oxford Industries, Inc.	2,278	154,220
Perry Ellis International, Inc. (a)	1,882	36,285
Sequential Brands Group, Inc. (a)	5,884	47,072
Steven Madden Ltd. (a)	9,232	319,058
Superior Uniform Group, Inc.	1,201	23,768
Unifi, Inc. (a)	2,346	69,043
Vince Holding Corp. (a)	3,238	18,262
Weyco Group, Inc.	982	26,386
Wolverine World Wide, Inc.	14,529	334,603

		1,812,475

Auto Manufacturers — 0.1%
Blue Bird Corp. (a)	648	9,467
Navistar International Corp. (a)	7,506	171,812
Wabash National Corp. (a)	9,692	138,014
Workhorse Group, Inc. (a)	1,635	11,838

		331,131

Automotive & Parts — 1.1%
American Axle & Manufacturing Holdings, Inc. (a)	11,515	198,288
Cooper Tire & Rubber Co.	8,310	315,946
Cooper-Standard Holding, Inc. (a)	2,225	219,830
Dana, Inc.	22,277	347,298
Dorman Products, Inc. (a)	3,977	254,130
Douglas Dynamics, Inc.	3,274	104,572
Federal-Mogul Corp. (a)	4,609	44,293
Gentherm, Inc. (a)	5,470	171,867
Horizon Global Corp. (a)	2,741	54,628
Meritor, Inc. (a)	12,330	137,233
Metaldyne Performance Group, Inc.	2,264	35,884
Miller Industries, Inc.	1,607	36,624
Modine Manufacturing Co. (a)	7,044	83,542
Motorcar Parts of America, Inc. (a)	2,748	79,087
Spartan Motors, Inc.	4,997	47,871
Standard Motor Products, Inc.	3,220	153,787
Strattec Security Corp.	518	18,285
Superior Industries International, Inc.	3,773	110,021
Supreme Industries, Inc. Class A	1,949	37,616
Tenneco, Inc. (a)	8,438	491,682
Titan International, Inc.	6,639	67,187
Tower International, Inc.	3,126	75,337
Unique Fabricating, Inc.	857	10,490

		3,095,498

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc. (a)	8,972	377,452

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Core-Mark Holding Co., Inc.	6,851	$245,266
Essendant, Inc.	5,565	114,194
Fossil Group, Inc. (a)	6,290	174,673
MRC Global, Inc. (a)	14,064	231,072
Owens & Minor, Inc.	9,354	324,864
ScanSource, Inc. (a)	3,768	137,532
SiteOne Landscape Supply, Inc. (a)	1,747	62,770
Tech Data Corp. (a)	5,248	444,558
Triton International Ltd.	6,017	79,364

		2,191,745

Entertainment — 0.7%
AMC Entertainment Holdings, Inc. Class A	3,243	100,825
Ascent Capital Group, Inc. Class A (a)	1,536	35,589
Carmike Cinemas, Inc. (a)	3,578	116,965
Churchill Downs, Inc.	2,023	296,066
Eldorado Resorts, Inc. (a)	4,300	60,458
Empire Resorts, Inc. (a)	665	13,460
Eros International PLC (a)	4,440	68,021
Golden Entertainment, Inc.	1,547	19,291
International Speedway Corp. Class A	3,941	131,708
Isle of Capri Casinos, Inc. (a)	3,750	83,550
Marriott Vacations Worldwide Corp.	3,358	246,209
National CineMedia, Inc.	9,229	135,851
Penn National Gaming, Inc. (a)	11,178	151,685
Pinnacle Entertainment, Inc. (a)	8,152	100,596
Reading International, Inc. Series A (a)	2,524	33,695
Scientific Games Corp. Class A (a)	7,785	87,737
SeaWorld Entertainment, Inc.	10,015	135,002
Speedway Motorsports, Inc.	1,755	31,344

		1,848,052

Food Services — 0.0%
AdvancePierre Foods Holdings, Inc.	3,243	89,377

Home Builders — 0.7%
Beazer Homes USA, Inc. (a)	4,708	54,895
Cavco Industries, Inc. (a)	1,271	125,893
Century Communities, Inc. (a)	2,308	49,645
Green Brick Partners, Inc. (a)	3,473	28,687
Hovnanian Enterprises, Inc. Class A (a)	18,294	30,917
Installed Building Products, Inc. (a)	3,015	108,148
KB Home	12,509	201,645
LGI Homes, Inc. (a)	2,319	85,432
M.D.C. Holdings, Inc.	5,934	153,097
M/I Homes, Inc. (a)	3,490	82,259
Meritage Home Corp. (a)	5,734	198,970
The New Home Co., Inc. (a)	1,899	20,262
Taylor Morrison Home Corp. Class A (a)	4,558	80,221
TRI Pointe Group, Inc. (a)	22,323	294,217
UCP, Inc. Class A (a)	952	8,387
WCI Communities, Inc. (a)	3,243	76,924

	Number of Shares	Value
William Lyon Homes Class A (a)	3,587	$66,539
Winnebago Industries, Inc.	4,031	95,011

		1,761,149

Home Furnishing — 0.3%
American Woodmark Corp. (a)	2,074	167,102
Bassett Furniture Industries, Inc.	1,545	35,921
DTS, Inc.	2,598	110,519
Ethan Allen Interiors, Inc.	3,727	116,543
Flexsteel Industries, Inc.	972	50,272
Hooker Furniture Corp.	1,703	41,707
Kimball International, Inc. Class B	5,532	71,584
La-Z-Boy, Inc.	7,357	180,688
Universal Electronics, Inc. (a)	2,123	158,079

		932,415

Housewares — 0.1%
Libbey, Inc.	3,351	59,815
Lifetime Brands, Inc.	1,662	22,371
National Presto Industries, Inc.	738	64,789

		146,975

Leisure Time — 0.5%
Arctic Cat, Inc.	1,972	30,546
Callaway Golf Co.	14,163	164,432
ClubCorp Holdings, Inc.	9,646	139,578
Escalade, Inc.	1,586	20,237
Fox Factory Holding Corp. (a)	3,356	77,087
Interval Leisure Group, Inc.	16,966	291,306
Johnson Outdoors, Inc. Class A	721	26,223
Lindblad Expeditions Holdings, Inc. (a)	2,207	19,863
Malibu Boats, Inc. Class A (a)	2,714	40,439
Marine Products Corp.	1,376	12,343
MCBC Holdings, Inc.	1,037	11,822
Nautilus, Inc. (a)	4,599	104,489
Performance Sports Group Ltd. (a)	5,744	23,321
Planet Fitness, Inc. Class A (a)	2,861	57,420
Travelport Worldwide Ltd.	17,319	260,305

		1,279,411

Lodging — 0.3%
Belmond Ltd. Class A (a)	12,531	159,269
Boyd Gaming Corp. (a)	12,368	244,639
Caesars Entertainment Corp. (a)	8,456	62,997
Century Casinos, Inc. (a)	3,206	22,154
Intrawest Resorts Holdings, Inc. (a)	2,483	40,274
La Quinta Holdings, Inc. (a)	12,716	142,165
The Marcus Corp.	2,795	69,987
Monarch Casino & Resort, Inc. (a)	1,594	40,121
Red Lion Hotels Corp. (a)	2,045	17,055
Red Rock Resorts, Inc. Class A	4,508	106,344

		905,005

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office Equipment/Supplies — 0.0%
Compx International, Inc.	299	$3,462

Office Furnishings — 0.4%
Herman Miller, Inc.	8,969	256,513
HNI Corp.	6,795	270,441
Interface, Inc.	9,688	161,693
Knoll, Inc.	7,228	165,160
Steelcase, Inc. Class A	12,909	179,306

		1,033,113

Retail — 4.8%
Abercrombie & Fitch Co. Class A	10,182	161,792
America’s Car-Mart, Inc. (a)	1,159	42,176
American Eagle Outfitters, Inc.	24,980	446,143
Asbury Automotive Group, Inc. (a)	2,996	166,787
At Home Group, Inc. (a)	1,248	18,907
Barnes & Noble Education, Inc. (a)	6,008	57,497
Barnes & Noble, Inc.	9,478	107,101
Big 5 Sporting Goods Corp.	2,636	35,902
Big Lots, Inc.	6,677	318,827
Biglari Holdings, Inc. (a)	155	67,583
BJ’s Restaurants, Inc. (a)	3,501	124,461
Bloomin’ Brands, Inc.	17,007	293,201
BMC Stock Holdings, Inc. (a)	8,267	146,574
Bob Evans Farms, Inc.	2,977	114,019
Bojangles’, Inc. (a)	1,469	23,445
Boot Barn Holdings, Inc. (a)	2,002	22,783
The Buckle, Inc.	4,296	103,233
Buffalo Wild Wings, Inc. (a)	2,838	399,420
Build-A-Bear Workshop, Inc. (a)	2,040	21,134
Caleres, Inc.	6,412	162,159
Carrols Restaurant Group, Inc. (a)	5,076	67,054
The Cato Corp. Class A	3,855	126,791
The Cheesecake Factory, Inc.	6,812	341,009
Chico’s FAS, Inc.	19,592	233,145
The Children’s Place, Inc.	2,813	224,674
Chuy’s Holdings, Inc. (a)	2,458	68,676
Citi Trends, Inc.	2,101	41,873
Columbia Sportswear Co.	4,037	229,059
Conn’s, Inc. (a)	3,044	31,414
The Container Store Group, Inc. (a)	2,116	10,622
Cracker Barrel Old Country Store, Inc.	2,879	380,661
Dave & Buster’s Entertainment, Inc. (a)	5,683	222,660
Del Frisco’s Restaurant Group, Inc. (a)	3,483	46,916
Del Taco Restaurants, Inc. (a)	3,473	41,398
Denny’s Corp. (a)	11,376	121,609
Destination XL Group, Inc. (a)	5,610	24,291
DineEquity, Inc.	2,622	207,636
DSW, Inc. Class A	10,096	206,766
Duluth Holdings, Inc. Class B (a)	1,440	38,174
El Pollo Loco Holdings, Inc. (a)	3,037	38,236
Express, Inc. (a)	11,159	131,565

	Number of Shares	Value
EZCORP, Inc. Class A (a)	7,583	$83,868
Fiesta Restaurant Group, Inc. (a)	4,006	96,144
The Finish Line, Inc. Class A	6,282	144,989
FirstCash, Inc.	7,145	336,387
Five Below, Inc. (a)	8,035	323,730
Flex Pharma, Inc. (a)	1,570	18,495
Fogo De Chao, Inc. (a)	943	9,967
Francesca’s Holdings Corp. (a)	5,972	92,148
Fred’s, Inc. Class A	5,301	48,027
Freshpet, Inc. (a)	3,358	29,047
Gaia, Inc. (a)	1,026	7,387
Genesco, Inc. (a)	3,086	168,064
GMS, Inc. (a)	1,073	23,853
GNC Holdings, Inc. Class A	10,289	210,101
Group 1 Automotive, Inc.	3,117	199,114
Guess?, Inc.	9,179	134,105
The Habit Restaurants, Inc. Class A (a)	2,026	28,364
Haverty Furniture Cos., Inc.	2,946	59,038
Hibbett Sports, Inc. (a)	3,426	136,697
HSN, Inc.	4,691	186,702
Insight Enterprises, Inc. (a)	5,498	178,960
J Alexander’s Holdings, Inc. (a)	1,935	19,602
Jack in the Box, Inc.	4,894	469,530
Jamba, Inc. (a)	1,804	19,700
Kirkland’s, Inc. (a)	2,215	26,979
Kona Grill, Inc. (a)	1,210	15,210
Lands’ End, Inc. (a)	2,241	32,494
Lithia Motors, Inc. Class A	3,560	340,051
Luby’s, Inc. (a)	2,463	10,566
Lumber Liquidators Holdings, Inc. (a)	3,912	76,949
MarineMax, Inc. (a)	3,651	76,488
Movado Group, Inc.	2,316	49,748
Nathan’s Famous, Inc. (a)	456	23,960
Noodles & Co. (a)	2,103	10,010
Office Depot, Inc.	82,966	296,189
Ollie’s Bargain Outlet Holdings, Inc. (a)	3,032	79,469
Papa John’s International, Inc.	4,074	321,235
Party City Holdco, Inc. (a)	4,038	69,131
PC Connection, Inc.	1,702	44,967
Pier 1 Imports, Inc.	12,153	51,529
Popeyes Louisiana Kitchen, Inc. (a)	3,249	172,652
Potbelly Corp. (a)	3,570	44,375
PriceSmart, Inc.	3,004	251,615
Red Robin Gourmet Burgers, Inc. (a)	2,036	91,498
Regis Corp. (a)	5,580	70,029
Restoration Hardware Holdings, Inc. (a)	5,803	200,668
Ruby Tuesday, Inc. (a)	8,932	22,330
Rush Enterprises, Inc. Class A (a)	4,426	108,348
Rush Enterprises, Inc. Class B (a)	996	24,213
Ruth’s Hospitality Group, Inc.	4,777	67,451
Sears Holdings Corp. (a)	1,691	19,379
Sears Hometown and Outlet Stores, Inc. (a)	2,124	10,471

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Select Comfort Corp. (a)	6,943	$149,969
Shake Shack, Inc. Class A (a)	2,356	81,682
Shoe Carnival, Inc.	2,142	57,106
Sonic Automotive, Inc. Class A	4,195	78,866
Sonic Corp.	7,059	184,805
Sportsman’s Warehouse Holdings, Inc. (a)	3,878	40,797
Stage Stores, Inc.	3,864	21,677
Stein Mart, Inc.	4,679	29,712
Systemax, Inc.	1,528	12,102
Tailored Brands, Inc.	7,329	115,065
Texas Roadhouse, Inc.	9,934	387,724
Tile Shop Holdings, Inc. (a)	4,887	80,880
Tilly’s, Inc. Class A (a)	1,879	17,644
Titan Machinery, Inc. (a)	2,675	27,820
Tuesday Morning Corp. (a)	6,895	41,232
Vera Bradley, Inc. (a)	3,001	45,465
Vitamin Shoppe, Inc. (a)	3,623	97,278
West Marine, Inc. (a)	2,838	23,470
Wingstop, Inc.	2,361	69,177
Winmark Corp.	336	35,455
Zoe’s Kitchen, Inc. (a)	2,878	63,863
Zumiez, Inc. (a)	2,711	48,798

		13,009,983

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	6,640	200,528
Wesco Aircraft Holdings, Inc. (a)	8,353	112,181

		312,709

Textiles — 0.2%
Culp, Inc.	1,613	48,019
G&K Services, Inc. Class A	2,922	279,022
UniFirst Corp.	2,264	298,531

		625,572

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc. (a)	2,314	19,993

		30,397,511

Consumer, Non-cyclical — 19.5%
Agriculture — 0.3%
Alico, Inc.	416	11,174
Alliance One International, Inc. (a)	1,254	23,976
The Andersons, Inc.	4,030	145,805
Griffin Land & Nurseries, Inc.	133	4,215
Limoneira Co.	1,752	33,113
MGP Ingredients, Inc.	1,882	76,259
Tejon Ranch Co. (a)	2,130	51,802
Turning Point Brands, Inc. (a)	747	8,979
Universal Corp.	3,310	192,708
Vector Group Ltd.	13,901	299,296

		847,327

	Number of Shares	Value
Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a)	1,323	$205,409
Coca-Cola Bottling Co. Consolidated	708	104,897
Craft Brew Alliance, Inc. (a)	1,894	35,664
Farmer Bros Co. (a)	1,217	43,264
National Beverage Corp. (a)	1,758	77,440
Primo Water Corp. (a)	3,180	38,574

		505,248

Biotechnology — 3.7%
Acceleron Pharma, Inc. (a)	4,110	148,741
Acorda Therapeutics, Inc. (a)	6,456	134,801
Aduro Biotech, Inc. (a)	5,325	66,190
Advaxis, Inc. (a)	4,914	52,531
Adverum Biotechnologies, Inc. (a)	3,035	12,474
Agenus, Inc. (a)	10,960	78,693
Alder Biopharmaceuticals, Inc. (a)	7,025	230,209
AMAG Pharmaceuticals, Inc. (a)	5,230	128,187
Anavex Life Sciences Corp. (a)	4,264	15,478
ANI Pharmaceuticals, Inc. (a)	1,176	78,028
Applied Genetic Technologies Corp. (a)	1,821	17,809
Aptevo Therapeutics, Inc. (a)	3,077	7,877
Ardelyx, Inc. (a)	4,689	60,676
Arena Pharmaceuticals, Inc. (a)	36,820	64,435
Argos Therapeutics, Inc. (a)	973	4,836
ARIAD Pharmaceuticals, Inc. (a)	26,524	363,114
Arrowhead Pharmaceuticals, Inc. (a)	9,072	66,679
Asterias Biotherapeutics, Inc. (a)	3,158	13,390
Asterias Biotherapeutics, Inc. (a)	352	179
Atara Biotherapeutics, Inc. (a)	3,486	74,566
Athersys, Inc. (a)	11,468	24,427
Audentes Therapeutics, Inc. (a)	860	15,317
Bellicum Pharmaceuticals, Inc. (a)	3,144	62,566
BioCryst Pharmaceuticals, Inc. (a)	11,019	48,594
Biotime, Inc. (a)	9,350	36,465
Bluebird Bio, Inc. (a)	5,553	376,382
Blueprint Medicines Corp. (a)	3,002	89,159
Cambrex Corp. (a)	4,779	212,474
Celldex Therapeutics, Inc. (a)	14,189	57,324
Cellular Biomedicine Group, Inc. (a)	1,827	26,491
ChromaDex Corp. (a)	3,878	11,556
Clearside Biomedical, Inc. (a)	1,235	21,427
Coherus Biosciences, Inc. (a)	4,422	118,421
Corvus Pharmaceuticals, Inc. (a)	628	10,331
CryoLife, Inc.	4,709	82,737
Curis, Inc. (a)	17,258	45,043
Cytokinetics, Inc. (a)	5,146	47,240
CytomX Therapeutics, Inc. (a)	3,063	48,028
CytRx Corp. (a)	12,657	7,446
Dermira, Inc. (a)	3,686	124,660
Dimension Therapeutics, Inc. (a)	1,791	14,310
Dynavax Technologies Corp. (a)	5,832	61,178
Edge Therapeutics, Inc. (a)	2,438	25,380

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Editas Medicine, Inc. (a)	964	$12,995
Eiger BioPharmaceuticals, Inc. (a)	654	8,757
Enzo Biochem, Inc. (a)	5,989	30,484
Epizyme, Inc. (a)	6,086	59,886
Exact Sciences Corp. (a)	15,842	294,186
Exelixis, Inc. (a)	34,083	435,922
Five Prime Therapeutics, Inc. (a)	4,046	212,375
Fortress Biotech, Inc. (a)	4,540	13,484
Foundation Medicine, Inc. (a)	2,021	47,190
Galena Biopharma, Inc. (a)	19,455	6,815
Geron Corp. (a)	22,656	51,203
GlycoMimetics, Inc. (a)	1,248	8,923
Halozyme Therapeutics, Inc. (a)	16,349	197,496
Idera Pharmaceuticals, Inc. (a)	13,346	34,166
Immunogen, Inc. (a)	12,412	33,264
Immunomedics, Inc. (a)	13,100	42,575
Innoviva, Inc.	12,117	133,166
Inovio Pharmaceuticals, Inc. (a)	9,955	92,781
Insmed, Inc. (a)	9,288	134,862
Integra LifeSciences Holdings Corp. (a)	4,529	373,869
Intellia Therapeutics, Inc. (a)	1,050	17,871
Ironwood Pharmaceuticals, Inc. (a)	19,396	308,008
Karyopharm Therapeutics, Inc. (a)	3,542	34,464
Lexicon Pharmaceuticals, Inc. (a)	6,335	114,473
Ligand Pharmaceuticals, Inc. (a)	2,857	291,585
Lion Biotechnologies, Inc. (a)	7,992	65,774
Loxo Oncology, Inc. (a)	2,001	52,386
MacroGenics, Inc. (a)	4,781	143,000
Merrimack Pharmaceuticals, Inc. (a)	18,335	116,427
Momenta Pharmaceuticals, Inc. (a)	9,752	114,001
Myriad Genetics, Inc. (a)	10,124	208,352
NeoGenomics, Inc. (a)	7,883	64,798
NewLink Genetics Corp. (a)	3,254	48,875
Novavax, Inc. (a)	40,507	84,255
Omeros Corp. (a)	5,454	60,867
OncoMed Pharmaceuticals, Inc. (a)	3,179	36,336
Organovo Holdings, Inc. (a)	13,208	50,058
OvaScience, Inc. (a)	4,713	33,745
Pacific Biosciences of California, Inc. (a)	11,268	100,961
Paratek Pharmaceuticals, Inc. (a)	2,746	35,725
PDL BioPharma, Inc.	24,782	83,020
Pfenex, Inc. (a)	2,735	24,478
PharmAthene, Inc. (a)	9,366	27,161
Prothena Corp. PLC (a)	5,208	312,324
PTC Therapeutics, Inc. (a)	4,883	68,411
Puma Biotechnology, Inc. (a)	3,700	248,085
REGENXBIO, Inc. (a)	3,038	42,562
Repligen Corp. (a)	5,064	152,882
Retrophin, Inc. (a)	5,432	121,568
RTI Surgical, Inc. (a)	8,861	27,735
Sage Therapeutics, Inc. (a)	4,515	207,916
Sangamo Biosciences, Inc. (a)	10,285	47,620

	Number of Shares	Value
Second Sight Medical Products, Inc. (a)	2,964	$10,433
Selecta Biosciences, Inc. (a)	764	10,887
Senseonics Holdings, Inc. (a)	4,008	15,631
Spark Therapeutics, Inc. (a)	2,865	172,072
Spectrum Pharmaceuticals, Inc. (a)	11,646	54,387
Stemline Therapeutics, Inc. (a)	2,651	28,710
Syndax Pharmaceuticals, Inc. (a)	531	8,050
Synthetic Biologics, Inc. (a)	11,406	19,618
Theravance Biopharma, Inc. (a)	5,436	197,001
Tobira Therapeutics, Inc. (a)	1,327	52,735
Trovagene, Inc. (a)	4,212	18,912
Ultragenyx Pharmaceutical, Inc. (a)	5,401	383,147
Veracyte, Inc. (a)	2,049	15,593
Versartis, Inc. (a)	4,100	50,225
WaVe Life Sciences Ltd. (a)	1,109	36,009
XBiotech, Inc. (a)	2,623	35,306
ZIOPHARM Oncology, Inc. (a)	18,233	102,652

		9,967,339

Commercial Services — 4.9%
Aaron’s, Inc.	9,855	250,514
ABM Industries, Inc.	8,356	331,733
The Advisory Board Co. (a)	6,140	274,704
Alarm.com Holdings, Inc. (a)	1,549	44,704
Albany Molecular Research, Inc. (a)	3,905	64,472
American Public Education, Inc. (a)	2,328	46,118
AMN Healthcare Services, Inc. (a)	7,095	226,118
Apollo Education Group, Inc. (a)	12,815	101,879
B. Riley Financial, Inc.	1,357	18,130
Barrett Business Services, Inc.	1,083	53,728
Bridgepoint Education, Inc. (a)	2,672	18,357
Bright Horizons Family Solutions, Inc. (a)	6,587	440,604
Cambium Learning Group, Inc. (a)	1,547	8,400
Capella Education Co.	1,701	98,726
Cardtronics PLC Class A (a)	6,759	301,451
Care.com, Inc. (a)	2,479	24,691
Career Education Corp. (a)	9,952	67,574
Carriage Services, Inc.	2,206	52,172
CBIZ, Inc. (a)	7,418	83,007
CEB, Inc.	4,821	262,600
Chemed Corp.	2,420	341,389
Cimpress NV (a)	3,762	380,639
Collectors Universe, Inc.	1,156	21,421
Convergys Corp.	13,335	405,651
Corvel Corp. (a)	1,484	56,986
Cotiviti Holdings, Inc. (a)	1,901	63,741
CPI Card Group, Inc.	3,146	19,002
CRA International, Inc. (a)	1,331	35,391
Cross Country Healthcare, Inc. (a)	4,874	57,416
Deluxe Corp.	7,339	490,392
DeVry Education Group, Inc.	9,332	215,196

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EVERTEC, Inc.	9,527	$159,863
Exlservice Holdings, Inc. (a)	4,871	242,771
Exponent, Inc.	3,834	195,764
Forrester Research, Inc.	1,489	57,922
Franklin Covey Co. (a)	1,537	27,374
FTI Consulting, Inc. (a)	6,222	277,252
Grand Canyon Education, Inc. (a)	6,748	272,552
Great Lakes Dredge & Dock Co. (a)	8,768	30,688
Green Dot Corp. Class A (a)	6,400	147,584
H&E Equipment Services, Inc.	4,744	79,509
The Hackett Group, Inc.	3,372	55,705
Healthcare Services Group, Inc.	10,551	417,609
HealthEquity, Inc. (a)	6,464	244,662
Heidrick & Struggles International, Inc.	2,730	50,641
Hill International, Inc. (a)	4,850	22,358
Hillenbrand, Inc.	8,852	280,077
HMS Holdings Corp. (a)	12,636	280,140
Huron Consulting Group, Inc. (a)	3,244	193,861
ICF International, Inc. (a)	2,706	119,930
INC Research Holdings, Inc. Class A (a)	6,213	276,976
Information Services Group, Inc. (a)	4,666	18,617
Insperity, Inc.	2,340	169,978
James River Group Holdings Ltd.	2,140	77,468
K12, Inc. (a)	5,152	73,931
Kelly Services, Inc. Class A	4,436	85,260
Kforce, Inc.	3,681	75,424
Korn/Ferry International	8,594	180,474
Landauer, Inc.	1,423	63,295
LendingTree, Inc. (a)	954	92,452
Liberty Tax, Inc.	899	11,489
LifeLock, Inc. (a)	12,678	214,512
McGrath RentCorp	3,496	110,858
Medifast, Inc.	1,570	59,330
MoneyGram International, Inc. (a)	4,481	31,815
Monro Muffler Brake, Inc.	4,709	288,050
Monster Worldwide, Inc. (a)	12,919	46,638
Multi-Color Corp.	2,039	134,574
National Research Corp. Class A	1,248	20,330
Navigant Consulting, Inc. (a)	7,154	144,654
Neff Corp. Class A (a)	1,367	12,986
NV5 Global, Inc. (a)	1,104	35,670
On Assignment, Inc. (a)	7,629	276,856
PAREXEL International Corp. (a)	7,877	547,058
Patriot National, Inc. (a)	1,518	13,677
Paylocity Holding Corp. (a)	3,231	143,650
PFSweb, Inc. (a)	2,213	19,762
PHH Corp. (a)	7,944	114,791
The Providence Service Corp. (a)	1,939	94,294
Quad/Graphics, Inc.	4,346	116,125
Rent-A-Center, Inc.	7,771	98,225
Resources Connection, Inc.	5,350	79,929
RPX Corp. (a)	7,455	79,694
ServiceSource International, Inc. (a)	9,168	44,740

	Number of Shares	Value
Sotheby’s	7,383	$280,702
SP Plus Corp. (a)	2,594	66,329
Strayer Education, Inc. (a)	1,576	73,568
Team Health Holdings, Inc. (a)	10,172	331,200
Team, Inc. (a)	4,334	141,765
TeleTech Holdings, Inc.	2,458	71,257
TriNet Group, Inc. (a)	6,314	136,572
TrueBlue, Inc. (a)	6,315	143,098
Vectrus, Inc. (a)	1,581	24,079
Viad Corp.	3,012	111,052
Weight Watchers International, Inc. (a)	4,091	42,219

		13,288,591

Cosmetics & Personal Care — 0.2%
Avon Products, Inc.	66,028	373,718
Inter Parfums, Inc.	2,613	84,322
Revlon, Inc. Class A (a)	1,764	64,880

		522,920

Foods — 1.5%
Amplify Snack Brands, Inc. (a)	4,387	71,069
B&G Foods, Inc.	9,853	484,571
Cal-Maine Foods, Inc.	4,642	178,903
Calavo Growers, Inc.	2,320	151,798
The Chefs’ Warehouse, Inc. (a)	2,957	32,941
Dean Foods Co.	13,748	225,467
Fresh Del Monte Produce, Inc.	4,848	290,395
Ingles Markets, Inc. Class A	2,099	82,995
Inventure Foods, Inc. (a)	2,796	26,282
J&J Snack Foods Corp.	2,251	268,139
John B Sanfilippo & Son, Inc.	1,280	65,702
Lancaster Colony Corp.	2,817	372,098
Lifeway Foods, Inc. (a)	468	7,928
Performance Food Group Co. (a)	5,620	139,376
Sanderson Farms, Inc.	3,002	289,183
Seaboard Corp. (a)	40	137,600
Seneca Foods Corp. Class A (a)	989	27,929
Smart & Final Stores, Inc. (a)	3,473	44,350
Snyders-Lance, Inc.	12,076	405,512
SpartanNash Co.	5,508	159,291
SUPERVALU, Inc. (a)	39,873	198,966
TerraVia Holdings, Inc. (a)	11,432	31,438
Tootsie Roll Industries, Inc.	2,583	95,132
United Natural Foods, Inc. (a)	7,439	297,858
Village Super Market Class A	1,087	34,795
Weis Markets, Inc.	1,436	76,108

		4,195,826

Health Care – Products — 3.1%
Abaxis, Inc.	3,269	168,746
Accelerate Diagnostics, Inc. (a)	3,422	93,284
Accuray, Inc. (a)	12,037	76,676
AngioDynamics, Inc. (a)	4,041	70,879

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AtriCure, Inc. (a)	4,712	$74,544
Atrion Corp.	204	87,026
Avinger, Inc. (a)	2,760	13,165
AxoGen, Inc. (a)	3,621	32,698
BioTelemetry, Inc. (a)	4,105	76,230
Cantel Medical Corp.	5,370	418,753
Cardiovascular Systems, Inc. (a)	4,806	114,094
Cepheid (a)	10,897	574,163
Cerus Corp. (a)	15,214	94,479
ConforMIS, Inc. (a)	5,361	53,181
CONMED Corp.	4,133	165,568
Cutera, Inc. (a)	1,843	21,969
Cynosure Inc. Class A (a)	3,556	181,143
Endologix, Inc. (a)	12,154	155,571
Entellus Medical, Inc. (a)	1,124	24,930
Exactech, Inc. (a)	1,567	42,356
GenMark Diagnostics, Inc. (a)	6,019	71,024
Genomic Health, Inc. (a)	2,803	81,063
Glaukos Corp. (a)	2,505	94,539
Globus Medical, Inc. Class A (a)	10,499	236,962
Haemonetics Corp. (a)	7,668	277,658
Halyard Health, Inc. (a)	7,016	243,175
ICU Medical, Inc. (a)	2,203	278,415
Inogen, Inc. (a)	2,446	146,515
Insulet Corp. (a)	8,645	353,926
Integer Holdings Corp. (a)	4,587	99,492
Intersect ENT, Inc. (a)	3,823	60,556
Invacare Corp.	4,823	53,873
InVivo Therapeutics Holdings Corp. (a)	5,007	34,048
iRadimed Corp. (a)	474	8,053
IRIDEX Corp. (a)	1,109	16,069
K2M Group Holdings, Inc. (a)	3,859	68,613
LeMaitre Vascular, Inc.	2,024	40,156
Luminex Corp. (a)	5,968	135,593
Masimo Corp. (a)	6,124	364,317
Medgenics, Inc. (a)	3,563	19,846
Meridian Bioscience, Inc.	6,249	120,543
Merit Medical Systems, Inc. (a)	6,471	157,181
MiMedx Group, Inc. (a)	15,334	131,566
NanoString Technologies, Inc. (a)	2,222	44,396
Natus Medical, Inc. (a)	4,883	191,853
Novocure Ltd. (a)	7,595	64,861
NuVasive, Inc. (a)	7,428	495,150
NxStage Medical, Inc. (a)	9,546	238,554
Ocular Therapeutix, Inc. (a)	2,645	18,171
OraSure Technologies, Inc. (a)	8,104	64,589
Orthofix International NV (a)	2,622	112,143
Oxford Immunotec Global PLC (a)	3,326	41,775
Penumbra, Inc. (a)	3,816	289,978
Quidel Corp. (a)	3,974	87,786
Rockwell Medical, Inc. (a)	7,188	48,160
The Spectranetics Corp. (a)	6,408	160,777
Staar Surgical Co. (a)	6,001	56,409

	Number of Shares	Value
SurModics, Inc. (a)	1,946	$58,555
Tactile Systems Technology, Inc. (a)	625	11,687
Tandem Diabetes Care, Inc. (a)	2,789	21,364
TransEnterix, Inc. (a)	9,791	16,547
Utah Medical Products, Inc.	517	30,917
Vascular Solutions, Inc. (a)	2,536	122,311
ViewRay, Inc. (a)	1,246	5,632
Wright Medical Group NV (a)	15,465	379,356
Zeltiq Aesthetics, Inc. (a)	5,316	208,493

		8,402,102

Health Care – Services — 1.5%
AAC Holdings, Inc. (a)	1,487	25,859
Addus HomeCare Corp. (a)	1,106	28,933
Adeptus Health, Inc. Class A (a)	2,072	89,200
Air Methods Corp. (a)	5,332	167,905
Almost Family, Inc. (a)	1,218	44,786
Amedisys, Inc. (a)	4,190	198,774
American Renal Associates Holdings, Inc. (a)	1,308	23,897
Capital Senior Living Corp. (a)	4,207	70,678
Catalent, Inc. (a)	14,933	385,869
Civitas Solutions, Inc. (a)	2,262	41,304
Community Health Systems, Inc. (a)	16,549	190,975
The Ensign Group, Inc.	7,148	143,889
Genesis Healthcare, Inc. (a)	5,750	15,352
HealthSouth Corp.	13,293	539,297
Healthways, Inc. (a)	4,773	126,294
Invitae Corp. (a)	3,419	29,950
Kindred Healthcare, Inc.	12,640	129,181
LHC Group, Inc. (a)	2,245	82,796
Magellan Health, Inc. (a)	3,722	199,983
Medpace Holdings, Inc. (a)	1,220	36,429
Molina Healthcare, Inc. (a)	6,485	378,205
Natera, Inc. (a)	3,912	43,462
National Healthcare Corp.	1,667	110,005
Nobilis Health Corp. (a)	8,316	27,859
Quorum Health Corp. (a)	4,448	27,889
RadNet, Inc. (a)	5,568	41,203
Select Medical Holdings Corp. (a)	15,988	215,838
Surgery Partners, Inc. (a)	2,792	56,510
Surgical Care Affiliates, Inc. (a)	4,022	196,113
T2 Biosystems, Inc. (a)	1,993	14,429
Teladoc, Inc. (a)	3,110	56,944
Triple-S Management Corp. Class B (a)	3,494	76,623
U.S. Physical Therapy, Inc.	1,817	113,926
Universal American Corp.	6,882	52,647
USMD Holdings, Inc. (a)	445	10,075
Vocera Communications, Inc. (a)	3,702	62,564

		4,055,643

Household Products — 0.5%
Acco Brands Corp. (a)	15,941	153,671

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Central Garden & Pet Co. Class A (a)	5,014	$124,347
Central Garden and Pet Co. (a)	1,519	39,494
CSS Industries, Inc.	1,281	32,768
Ennis, Inc.	3,883	65,429
Helen of Troy Ltd. (a)	4,200	361,914
Prestige Brands Holdings, Inc. (a)	7,975	384,953
WD-40 Co.	2,111	237,340

		1,399,916

Pharmaceuticals — 3.6%
AcelRx Pharmaceuticals, Inc. (a)	5,247	20,411
Achillion Pharmaceuticals, Inc. (a)	17,581	142,406
Aclaris Therapeutics, Inc. (a)	1,334	34,164
Adamas Pharmaceuticals, Inc. (a)	2,507	41,140
Aerie Pharmaceuticals, Inc. (a)	3,611	136,279
Agile Therapeutics, Inc. (a)	1,728	12,061
Aimmune Therapeutics, Inc. (a)	3,945	59,175
Akebia Therapeutics, Inc. (a)	5,394	48,816
Amicus Therapeutics, Inc. (a)	21,358	158,049
Amphastar Pharmaceuticals, Inc. (a)	5,336	101,224
Ampio Pharmaceuticals, Inc. (a)	8,314	6,154
Anika Therapeutics, Inc. (a)	2,114	101,155
Anthera Pharmaceuticals, Inc. (a)	5,567	17,536
Aratana Therapeutics, Inc. (a)	5,002	46,819
Array Biopharma, Inc. (a)	21,665	146,239
Avexis, Inc. (a)	725	29,877
Axovant Sciences Ltd. (a)	3,665	51,310
Axsome Therapeutics, Inc. (a)	1,438	11,331
Bio-Path Holdings, Inc. (a)	12,190	17,066
BioScrip, Inc. (a)	16,855	48,711
Biospecifics Technologies Corp. (a)	814	37,175
Cara Therapeutics, Inc. (a)	3,161	26,394
Cempra, Inc. (a)	6,689	161,874
ChemoCentryx, Inc. (a)	2,964	17,903
Chimerix, Inc. (a)	6,421	35,572
Cidara Therapeutics, Inc. (a)	1,616	18,503
Clovis Oncology, Inc. (a)	4,766	171,814
Collegium Pharmaceutical, Inc. (a)	2,034	39,175
Concert Pharmaceuticals, Inc. (a)	2,483	25,103
Corcept Therapeutics, Inc. (a)	11,202	72,813
DepoMed, Inc. (a)	9,151	228,684
Diplomat Pharmacy, Inc. (a)	6,855	192,009
Durect Corp. (a)	19,100	26,549
Eagle Pharmaceuticals, Inc. (a)	1,328	92,960
Egalet Corp. (a)	3,321	25,273
Emergent BioSolutions, Inc. (a)	4,875	153,709
Enanta Pharmaceuticals, Inc. (a)	2,389	63,571
Endocyte, Inc. (a)	5,722	17,681
Esperion Therapeutics, Inc. (a)	2,156	29,861
FibroGen, Inc. (a)	7,853	162,557
Flexion Therapeutics, Inc. (a)	3,486	68,116
Global Blood Therapeutics, Inc. (a)	2,480	57,164
Heron Therapeutics, Inc. (a)	4,767	82,135
Heska Corp. (a)	915	49,803

	Number of Shares	Value
Ignyta, Inc. (a)	4,435	$27,896
Immune Design Corp. (a)	1,287	9,755
Impax Laboratories, Inc. (a)	10,975	260,108
Infinity Pharmaceuticals, Inc. (a)	5,448	8,499
Inotek Pharmaceuticals Corp. (a)	2,622	24,857
Insys Therapeutics, Inc. (a)	3,524	41,548
Intra-Cellular Therapies, Inc. (a)	5,143	78,379
Kadmon Holdings, Inc. (a)	1,216	8,925
Keryx Biopharmaceuticals, Inc. (a)	11,842	62,881
Kite Pharma, Inc. (a)	5,875	328,178
La Jolla Pharmaceutical Co. (a)	2,087	49,650
Lannett Co., Inc. (a)	4,155	110,398
Lifevantage Corp. (a)	2,068	19,563
Lipocine, Inc. (a)	3,137	13,991
MannKind Corp. (a)	48,689	30,187
The Medicines Co. (a)	10,093	380,910
MediciNova, Inc. (a)	4,460	33,405
Minerva Neurosciences, Inc. (a)	2,847	40,185
Mirati Therapeutics, Inc. (a)	2,422	16,009
MyoKardia, Inc. (a)	1,687	27,566
NantKwest, Inc. (a)	2,503	19,473
Natural Grocers by Vitamin Cottage, Inc. (a)	1,286	14,352
Natural Health Trends Corp.	1,145	32,358
Nature’s Sunshine Products, Inc.	1,249	19,984
Nektar Therapeutics (a)	19,405	333,378
Neogen Corp. (a)	5,465	305,712
Neos Therapeutics, Inc. (a)	1,941	12,772
Nevro Corp. (a)	3,600	375,804
Nutraceutical International Corp. (a)	1,275	39,831
Omega Protein Corp. (a)	3,298	77,074
Omthera Pharmaceuticals, Inc. (b)	428	-
Ophthotech Corp. (a)	4,573	210,953
Osiris Therapeutics, Inc.	2,769	13,734
Otonomy, Inc. (a)	3,606	65,593
Pacira Pharmaceuticals, Inc. (a)	5,463	186,944
PetMed Express, Inc.	2,986	60,556
PharMerica Corp. (a)	4,463	125,276
Phibro Animal Health Corp. Class A	2,811	76,403
Portola Pharmaceuticals, Inc. (a)	7,398	168,009
PRA Health Sciences, Inc. (a)	3,630	205,131
Progenics Pharmaceuticals, Inc. (a)	10,482	66,351
Protagonist Therapeutics, Inc. (a)	1,137	24,025
Proteostasis Therapeutics, Inc. (a)	816	12,721
Radius Health, Inc. (a)	4,732	255,954
Raptor Pharmaceutical Corp. (a)	12,823	115,022
Reata Pharmaceuticals, Inc. Class A (a)	853	22,485
Regulus Therapeutics, Inc. (a)	5,827	19,229
Revance Therapeutics, Inc. (a)	3,067	49,716
Rigel Pharmaceuticals, Inc. (a)	13,997	51,369
Sarepta Therapeutics, Inc. (a)	6,406	393,393
SciClone Pharmaceuticals, Inc. (a)	7,515	77,029
Seres Therapeutics, Inc. (a)	2,676	32,888

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sorrento Therapeutics, Inc. (a)	4,521	$34,993
Sucampo Pharmaceuticals, Inc. Class A (a)	3,519	43,319
Supernus Pharmaceuticals, Inc. (a)	7,034	173,951
Synergy Pharmaceuticals, Inc. (a)	27,209	149,922
Synutra International, Inc. (a)	2,911	12,401
Syros Pharmaceuticals, Inc. (a)	697	9,667
Teligent, Inc. (a)	6,352	48,275
TESARO, Inc. (a)	4,017	402,664
Tetraphase Pharmaceuticals, Inc. (a)	5,514	21,119
TG Therapeutics, Inc. (a)	5,594	43,298
TherapeuticsMD, Inc. (a)	22,499	153,218
Titan Pharmaceuticals, Inc. (a)	2,756	16,205
Tokai Pharmaceuticals, Inc. (a)	2,001	3,062
Trevena, Inc. (a)	6,719	45,353
USANA Health Sciences, Inc. (a)	775	107,221
Vanda Pharmaceuticals, Inc. (a)	5,499	91,503
Vitae Pharmaceuticals, Inc. (a)	3,941	82,446
Vital Therapies, Inc. (a)	3,564	21,812
Voyager Therapeutics, Inc. (a)	1,763	21,174
vTv Therapeutics, Inc. Class A (a)	1,443	10,375
Xencor, Inc. (a)	4,820	118,042
Zafgen, Inc. (a)	2,739	9,066
Zogenix, Inc. (a)	3,790	43,320

		9,785,136

		52,970,048

Diversified — 0.5%
Holding Company – Diversified — 0.5%
FCB Financial Holdings, Inc. Class A (a)	4,490	172,551
Horizon Pharma PLC (a)	24,183	438,438
HRG Group, Inc. (a)	17,780	279,146
Liberty TripAdvisor Holdings, Inc. Class A (a)	10,882	237,772
National Bank Holdings Corp. Class A	3,592	83,945
Primoris Services Corp.	6,042	124,465
Tiptree Financial, Inc. Class A	4,259	25,298
Wins Finance Holdings, Inc. (a)	257	7,599

		1,369,214

Energy — 3.0%
Coal — 0.0%
SunCoke Energy, Inc.	9,702	77,810
Westmoreland Coal Co. (a)	2,831	25,083

		102,893

Energy – Alternate Sources — 0.5%
Clean Energy Fuels Corp. (a)	13,130	58,691
FuelCell Energy, Inc. (a)	3,577	19,388
FutureFuel Corp.	3,743	42,221
Green Plains, Inc.	5,423	142,083
Headwaters, Inc. (a)	10,912	184,631

	Number of Shares	Value
Pacific Ethanol, Inc. (a)	4,297	$29,692
Pattern Energy Group, Inc.	9,949	223,753
Plug Power, Inc. (a)	27,120	46,375
Renewable Energy Group, Inc. (a)	5,739	48,610
REX American Resources Corp. (a)	832	70,520
Sunrun, Inc. (a)	9,491	59,793
TerraForm Global, Inc. Class A	13,711	56,352
TerraForm Power, Inc. Class A	13,114	182,416
TPI Composites, Inc. (a)	900	19,134
Vivint Solar, Inc. (a)	2,639	8,339

		1,191,998

Oil & Gas — 1.7%
Abraxas Petroleum Corp. (a)	18,559	31,365
Adams Resources & Energy, Inc.	247	9,712
Alon USA Energy, Inc.	4,734	38,156
Atwood Oceanics, Inc.	9,144	79,461
Bill Barrett Corp. (a)	7,441	41,372
California Resources Corp.	4,753	59,413
Callon Petroleum Co. (a)	21,776	341,883
Carrizo Oil & Gas, Inc. (a)	8,364	339,746
Clayton Williams Energy, Inc. (a)	906	77,409
Cobalt International Energy, Inc. (a)	61,182	75,866
Contango Oil & Gas Co. (a)	3,353	34,268
CVR Energy, Inc.	2,370	32,635
Delek US Holdings, Inc.	9,239	159,742
Denbury Resources, Inc.	52,726	170,305
Earthstone Energy, Inc. (a)	258	2,219
Eclipse Resources Corp. (a)	7,149	23,520
EP Energy Corp. Class A (a)	5,806	25,430
Erin Energy Corp. (a)	3,030	7,121
Evolution Petroleum Corp.	3,557	22,338
EXCO Resources, Inc. (a)	21,007	22,478
Fairmount Santrol Holdings, Inc. (a)	11,696	99,182
Isramco, Inc. (a)	138	11,509
Jones Energy, Inc. Class A (a)	8,537	30,392
Matador Resources Co. (a)	12,441	302,814
Northern Oil and Gas, Inc. (a)	7,012	18,792
Oasis Petroleum, Inc. (a)	26,685	306,077
Panhandle Oil and Gas, Inc. Class A	2,291	40,161
Par Pacific Holdings, Inc. (a)	4,583	59,946
Parker Drilling Co. (a)	18,396	39,919
PDC Energy, Inc. (a)	8,390	562,633
RSP Permian, Inc. (a)	11,786	457,061
Sanchez Energy Corp. (a)	8,396	74,221
Seadrill Ltd. (a)	56,706	134,393
SemGroup Corp. Class A	7,937	280,652
Synergy Resources Corp. (a)	27,866	193,111
Trecora Resources (a)	3,081	35,185
Unit Corp. (a)	7,589	141,155
W&T Offshore, Inc. (a)	6,879	12,107
Western Refining, Inc.	12,088	319,848

		4,713,597

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.8%
Archrock, Inc.	10,430	$136,424
CARBO Ceramics, Inc.	2,992	32,732
Dawson Geophysical Co. (a)	3,027	23,096
Exterran Corp. (a)	4,747	74,433
Flotek Industries, Inc. (a)	7,747	112,641
Forum Energy Technologies, Inc. (a)	8,999	178,720
Geospace Technologies Corp. (a)	1,930	37,596
Helix Energy Solutions Group, Inc. (a)	15,098	122,747
Hornbeck Offshore Services, Inc. (a)	4,799	26,395
Independence Contract Drilling, Inc. (a)	4,502	23,636
Matrix Service Co. (a)	4,050	75,978
Natural Gas Services Group, Inc. (a)	1,839	45,221
Newpark Resources, Inc. (a)	12,348	90,881
NOW, Inc. (a)	16,051	343,973
Oil States International, Inc. (a)	7,674	242,268
Pioneer Energy Services Corp. (a)	9,741	39,354
SEACOR Holdings, Inc. (a)	2,384	141,824
Tesco Corp.	6,927	56,524
TETRA Technologies, Inc. (a)	13,542	82,742
Thermon Group Holdings, Inc. (a)	4,803	94,859
Tidewater, Inc.	7,113	20,059
Willbros Group, Inc. (a)	5,412	10,175

		2,012,278

		8,020,766

Financial — 24.7%
Banks — 9.0%
1st Source Corp.	2,339	83,491
Access National Corp.	1,218	29,110
ACNB Corp.	898	23,869
Allegiance Bancshares, Inc. (a)	1,648	44,496
American National Bankshares, Inc.	1,196	33,428
Ameris Bancorp	5,103	178,350
Ames National Corp.	1,399	38,696
Arrow Financial Corp.	1,702	55,867
Atlantic Capital Bancshares, Inc. (a)	2,596	38,888
BancFirst Corp.	1,174	85,127
Banco Latinoamericano de Comercio Exterior SA	4,535	127,796
The Bancorp, Inc. (a)	5,257	33,750
BancorpSouth, Inc.	12,993	301,438
Bank Mutual Corp.	6,095	46,810
Bank of Marin Bancorp	902	44,856
Bank of the Ozarks, Inc.	13,299	510,682
Bankwell Financial Group, Inc.	853	20,208
Banner Corp.	4,504	197,005
Bar Harbor Bankshares	904	33,195
Blue Hills Bancorp, Inc.	3,691	55,439
BNC Bancorp	6,077	147,793
Boston Private Financial Holdings, Inc.	12,321	158,078

	Number of Shares	Value
Bridge Bancorp, Inc.	2,504	$71,589
Bryn Mawr Bank Corp.	2,527	80,839
C&F Financial Corp.	485	20,894
Camden National Corp.	1,520	72,565
Capital Bank Financial Corp. Class A	2,966	95,238
Capital City Bank Group, Inc.	1,700	25,109
Cardinal Financial Corp.	4,717	123,067
Carolina Financial Corp.	1,537	34,337
Cascade Bancorp (a)	4,804	29,112
Cass Information Systems, Inc.	1,647	93,303
Cathay General Bancorp	11,142	342,951
Centerstate Banks, Inc.	6,954	123,294
Central Pacific Financial Corp.	4,537	114,287
Central Valley Community Bancorp	1,318	20,903
Century Bancorp, Inc. Class A	440	19,941
Chemical Financial Corp.	9,671	426,781
Chemung Financial Corp.	421	12,205
Citizens & Northern Corp.	1,724	37,876
City Holding Co.	2,184	109,833
CNB Financial Corp.	2,074	43,886
CoBiz Financial, Inc.	5,570	74,137
Codorus Valley Bancorp, Inc.	1,159	25,359
Columbia Banking System, Inc.	8,706	284,860
Community Bank System, Inc.	6,437	309,684
Community Trust Bancorp, Inc.	2,294	85,130
CommunityOne Bancorp (a)	2,046	28,317
ConnectOne Bancorp, Inc.	4,256	76,863
County Bancorp, Inc.	672	13,447
CU Bancorp (a)	2,409	54,949
Customers Bancorp, Inc. (a)	3,657	92,010
CVB Financial Corp.	15,152	266,827
Eagle Bancorp, Inc. (a)	4,587	226,277
Enterprise Bancorp, Inc.	1,228	34,384
Enterprise Financial Services Corp.	2,851	89,094
Equity Bancshares, Inc. Class A (a)	748	19,403
F.N.B. Corp.	31,549	388,053
Farmers Capital Bank Corp.	1,066	31,596
Farmers National Banc Corp.	3,720	40,102
Fidelity Southern Corp.	3,112	57,230
Financial Institutions, Inc.	2,099	56,904
First BanCorp (a)	17,839	92,763
First Bancorp	2,902	57,431
First Bancorp, Inc.	1,519	36,410
First Busey Corp.	4,637	104,796
First Business Financial Services, Inc.	1,207	28,365
First Citizens BancShares, Inc. Class A	1,136	333,859
First Commonwealth Financial Corp.	13,254	133,733
First Community Bancshares, Inc.	2,378	58,974
First Community Financial Partners, Inc. (a)	2,033	19,354
First Connecticut Bancorp, Inc.	2,098	37,323
First Financial Bancorp	9,187	200,644
First Financial Bankshares, Inc.	9,562	348,439

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Financial Corp.	1,495	$60,817
First Foundation, Inc. (a)	1,980	48,847
First Internet Bancorp	773	17,849
First Interstate BancSystem, Inc. Class A	2,954	93,081
First Merchants Corp.	6,099	163,148
First Mid-Illinois Bancshares, Inc.	1,185	32,303
First Midwest Bancorp, Inc.	12,059	233,462
First NBC Bank Holding Co. (a)	2,353	22,212
First Northwest Bancorp (a)	1,662	22,420
The First of Long Island Corp.	2,136	70,808
Franklin Financial Network, Inc. (a)	1,406	52,584
Fulton Financial Corp.	25,698	373,135
German American Bancorp Inc.	2,123	82,648
Glacier Bancorp, Inc.	11,424	325,812
Great Southern Bancorp, Inc.	1,607	65,405
Great Western Bancorp, Inc.	8,857	295,115
Green Bancorp, Inc. (a)	3,103	33,916
Guaranty Bancorp	2,249	40,145
Hancock Holding Co.	11,610	376,512
Hanmi Financial Corp.	4,675	123,139
HarborOne Bancorp, Inc. (a)	2,191	34,530
Heartland Financial USA, Inc.	3,293	118,779
Heritage Commerce Corp.	3,914	42,819
Heritage Financial Corp.	4,439	79,680
Heritage Oaks Bancorp	3,599	29,512
Home Bancshares, Inc.	18,140	377,493
Hope Bancorp, Inc.	19,239	334,181
Horizon Bancorp	2,147	63,079
IBERIABANK Corp.	6,140	412,117
Independent Bank Corp.	3,031	51,012
Independent Bank Corp.	3,881	209,923
Independent Bank Group, Inc.	1,666	73,587
International Bancshares Corp.	8,196	244,077
Kearny Financial Corp.	13,808	187,927
Lakeland Bancorp, Inc.	5,875	82,485
Lakeland Financial Corp.	3,576	126,662
LCNB Corp.	1,314	23,941
LegacyTexas Financial Group, Inc.	6,650	210,339
Live Oak Bancshares, Inc.	2,936	42,337
Macatawa Bank Corp.	3,966	31,688
MainSource Financial Group, Inc.	3,442	85,878
MB Financial, Inc.	11,359	432,096
MBT Financial Corp.	2,678	24,236
Mercantile Bank Corp.	2,382	63,957
Merchants Bancshares, Inc.	860	27,855
Middleburg Financial Corp.	704	19,909
Midland States Bancorp, Inc.	498	12,619
MidWestOne Financial Group, Inc.	1,235	37,507
National Bankshares, Inc.	1,074	39,502
National Commerce Corp. (a)	1,269	34,339
NBT Bancorp, Inc.	6,324	207,870
Nicolet Bankshares, Inc. (a)	1,141	43,757
Northrim BanCorp, Inc.	1,011	26,033

	Number of Shares	Value
Northwest Bancshares, Inc.	14,352	$225,470
OFG Bancorp	6,416	64,866
Old Line Bancshares, Inc.	1,253	24,722
Old National Bancorp	19,902	279,822
Old Second Bancorp, Inc.	4,187	34,794
Opus Bank	2,574	91,042
Orrstown Financial Services, Inc.	1,113	21,982
Pacific Continental Corp.	2,808	47,231
Pacific Mercantile Bancorp (a)	2,220	16,361
Park National Corp.	1,995	191,520
Park Sterling Corp.	7,724	62,719
Peapack Gladstone Financial Corp.	2,408	53,963
Penns Woods Bancorp, Inc.	684	30,411
People’s Utah Bancorp	1,943	39,540
Peoples Bancorp, Inc.	2,404	59,114
Peoples Financial Services Corp.	1,084	44,184
Pinnacle Financial Partners, Inc.	6,458	349,249
Preferred Bank	1,821	65,101
Premier Financial Bancorp, Inc.	1,279	21,922
PrivateBancorp, Inc.	11,781	540,984
Prosperity Bancshares, Inc.	10,033	550,711
Provident Bancorp, Inc. (a)	826	12,886
QCR Holdings, Inc.	1,779	56,465
Renasant Corp.	6,122	205,883
Republic Bancorp, Inc. Class A	1,438	44,693
Republic First Bancorp, Inc. (a)	5,059	20,792
S&T Bancorp, Inc.	5,097	147,762
Sandy Spring Bancorp, Inc.	3,520	107,642
Seacoast Banking Corp. of Florida (a)	4,440	71,440
ServisFirst Bancshares, Inc.	3,453	179,245
Shore Bancshares, Inc.	1,880	22,146
Sierra Bancorp	1,710	32,080
Simmons First National Corp. Class A	4,404	219,760
South State Corp.	3,544	265,942
Southern First Bancshares, Inc. (a)	865	23,857
Southern National Bancorp of Virginia, Inc.	1,691	22,068
Southside Bancshares, Inc.	3,675	118,262
Southwest Bancorp, Inc.	2,706	51,387
State Bank Financial Corp.	5,244	119,668
Stock Yards Bancorp, Inc.	3,183	104,912
Stonegate Bank	1,712	57,780
Suffolk Bancorp	1,692	58,831
Summit Financial Group, Inc.	1,254	24,027
Sun Bancorp, Inc.	1,602	36,942
Texas Capital Bancshares, Inc. (a)	6,925	380,321
Tompkins Financial Corp.	2,163	165,275
Towne Bank	8,365	201,011
Trico Bancshares	3,033	81,193
Tristate Capital Holdings, Inc. (a)	3,282	53,004
Triumph Bancorp, Inc. (a)	2,317	45,969
TrustCo Bank Corp NY	13,639	96,701
Trustmark Corp.	10,107	278,549

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UMB Financial Corp.	6,725	$399,801
Umpqua Holdings Corp.	33,145	498,832
Union Bankshares Corp.	6,499	173,978
Union Bankshares, Inc.	590	20,095
United Bankshares, Inc.	9,848	370,974
United Community Banks, Inc.	10,520	221,130
Univest Corp. of Pennsylvania	3,515	82,110
Valley National Bancorp	37,143	361,401
Veritex Holdings, Inc. (a)	1,239	21,546
Walker & Dunlop, Inc. (a)	4,127	104,248
Washington Trust Bancorp, Inc.	2,229	89,650
WashingtonFirst Bankshares, Inc.	1,216	29,926
Webster Financial Corp.	13,765	523,208
WesBanco, Inc.	6,010	197,609
West Bancorporation, Inc.	2,419	47,412
Westamerica Bancorp.	3,703	188,409
Wintrust Financial Corp.	7,708	428,334
Xenith Bankshares, Inc. (a)	11,216	25,909
Yadkin Financial Corp.	7,475	196,518

		24,361,474

Diversified Financial — 2.2%
Altisource Portfolio Solutions SA (a)	1,732	56,117
Altisource Residential Corp.	7,845	85,511
Associated Capital Group, Inc. Class A	672	23,829
BGC Partners, Inc. Class A	32,612	285,355
Calamos Asset Management, Inc. Class A	2,405	16,402
California First National Bancorp	439	6,129
Cohen & Steers, Inc.	3,128	133,722
Cowen Group, Inc. Class A (a)	15,295	55,521
Diamond Hill Investment Group, Inc.	455	84,080
Ellie Mae, Inc. (a)	4,911	517,128
Encore Capital Group, Inc. (a)	3,573	80,321
Enova International, Inc. (a)	4,065	39,349
Evercore Partners, Inc. Class A	5,853	301,488
FBR & Co.	818	10,830
Federal Agricultural Mortgage Corp. Class C	1,288	50,876
Fifth Street Asset Management, Inc.	890	4,904
Financial Engines, Inc.	8,020	238,274
FNFV Group (a)	9,847	122,891
Gain Capital Holdings, Inc.	5,607	34,651
GAMCO Investors, Inc. Class A	658	18,733
Greenhill & Co., Inc.	4,166	98,193
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,094	142,417
Hennessy Advisors, Inc.	407	14,436
Houlihan Lokey, Inc.	1,836	45,992
Impac Mortgage Holdings, Inc. (a)	1,076	14,193
INTL. FCStone, Inc. (a)	2,296	89,200
Investment Technology Group, Inc.	4,916	84,260
Janus Capital Group, Inc.	21,643	303,218

	Number of Shares	Value
KCG Holdings, Inc. Class A (a)	7,869	$122,206
Ladder Capital Corp.	5,738	75,971
Ladenburg Thalmann Financial Services, Inc. (a)	15,275	35,285
LendingClub Corp. (a)	49,312	304,748
Manning & Napier, Inc.	2,134	15,130
Marlin Business Services Corp.	1,276	24,729
Medley Management, Inc. Class A	1,104	9,285
Moelis & Co.Class A	2,785	74,889
Nationstar Mortgage Holdings, Inc. (a)	5,194	76,923
Nelnet, Inc. Class A	3,030	122,321
NewStar Financial, Inc. (a)	3,676	35,694
Ocwen Financial Corp. (a)	15,315	56,206
OM Asset Management Plc	6,010	83,599
On Deck Capital, Inc. (a)	7,196	41,017
Oppenheimer Holdings, Inc. Class A	1,445	20,649
PennyMac Financial Services, Inc. Class A (a)	2,039	34,683
Piper Jaffray Cos., Inc. (a)	2,171	104,859
PJT Partners, Inc. Class A	2,658	72,484
PRA Group, Inc. (a)	6,911	238,706
Pzena Investment Management, Inc. Class A	2,140	16,478
Regional Management Corp. (a)	1,564	33,861
Silvercrest Asset Management Group, Inc. Class A	913	10,837
Stifel Financial Corp. (a)	9,620	369,889
Virtu Financial, Inc. Class A	3,778	56,557
Virtus Investment Partners, Inc.	876	85,725
Waddell & Reed Financial, Inc. Class A	11,908	216,249
WageWorks, Inc. (a)	5,473	333,360
Westwood Holdings Group, Inc.	1,194	63,413
WisdomTree Investments, Inc.	17,235	177,348
World Acceptance Corp. (a)	909	44,577

		5,915,698

Diversified Financial Services — 0.1%
Blackhawk Network Holdings, Inc. (a)	8,240	248,601

Insurance — 2.7%
Ambac Financial Group, Inc. (a)	6,760	124,316
American Equity Investment Life Holding Co.	12,843	227,706
AMERISAFE, Inc.	2,842	167,053
Argo Group International Holdings Ltd.	4,319	243,678
Atlas Financial Holdings, Inc. (a)	1,590	25,074
Baldwin & Lyons, Inc. Class B	1,350	34,601
Blue Capital Reinsurance Holdings Ltd.	824	15,096
Citizens, Inc. (a)	6,969	65,230
CNO Financial Group, Inc.	26,866	410,244
Crawford & Co. Class B	1,798	20,407

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Donegal Group, Inc. Class A	1,262	$20,331
eHealth, Inc. (a)	2,709	30,368
EMC Insurance Group, Inc.	1,253	33,743
Employers Holdings, Inc.	4,811	143,512
Enstar Group Ltd. (a)	1,704	280,257
Essent Group Ltd. (a)	11,198	297,979
FBL Financial Group, Inc. Class A	1,469	93,972
Federated National Holding Co.	1,889	35,305
Fidelity & Guaranty Life	1,793	41,580
Genworth Financial, Inc. Class A (a)	75,452	374,242
Global Indemnity PLC (a)	1,249	37,095
Greenlight Capital Re Ltd. Class A (a)	4,404	90,018
Hallmark Financial Services, Inc. (a)	2,080	21,403
HCI Group, Inc.	1,306	39,650
Heritage Insurance Holdings, Inc.	3,992	57,525
Horace Mann Educators Corp.	6,075	222,649
Independence Holding Co.	1,063	18,262
Infinity Property & Casualty Corp.	1,616	133,530
Investors Title Co.	216	21,492
Kemper Corp.	5,946	233,797
Kinsale Capital Group, Inc.	1,001	22,022
Maiden Holdings Ltd.	8,864	112,484
MBIA, Inc. (a)	19,745	153,814
MGIC Investment Corp. (a)	51,183	409,464
National General Holdings Corp.	7,259	161,440
National Interstate Corp.	1,125	36,596
National Western Life Group, Inc. Class A	338	69,415
The Navigators Group, Inc.	1,682	163,019
NMI Holdings, Inc. Class A (a)	7,459	56,838
OneBeacon Insurance Group Ltd. Class A	2,998	42,811
Primerica, Inc.	7,049	373,809
Radian Group, Inc.	32,294	437,584
RLI Corp.	5,696	389,379
Safety Insurance Group, Inc.	2,154	144,792
Selective Insurance Group, Inc.	8,519	339,567
State Auto Financial Corp. Class A	2,319	55,215
State National Cos., Inc.	4,489	49,918
Stewart Information Services Corp.	3,427	152,330
Third Point Reinsurance Ltd. (a)	9,888	118,656
Trupanion, Inc. (a)	2,161	36,521
United Fire Group, Inc.	3,238	137,032
United Insurance Holdings Corp.	2,578	43,774
Universal Insurance Holdings, Inc.	4,906	123,631
WMIH Corp. (a)	30,455	71,265

		7,261,491

Investment Companies — 0.1%
Arlington Asset Investment Corp.	3,445	50,951
Caesars Acquisition Co. Class A (a)	7,142	88,704
Real Industry, Inc. (a)	3,933	24,070

		163,725

	Number of Shares	Value
Real Estate — 0.9%
Alexander & Baldwin, Inc.	6,984	$268,325
AV Homes, Inc. (a)	1,901	31,633
Community Healthcare Trust, Inc.	1,890	41,429
Consolidated-Tomoka Land Co.	588	30,100
Farmland Partners, Inc.	1,733	19,410
Forestar Group, Inc. (a)	5,116	59,908
Four Corners Property Trust, Inc.	9,054	193,122
FRP Holdings, Inc. (a)	942	29,268
The Geo Group, Inc.	11,128	264,624
HFF, Inc. Class A	5,377	148,889
Hilltop Holdings, Inc. (a)	11,236	252,360
Kennedy-Wilson Holdings, Inc.	12,343	278,335
Marcus & Millichap, Inc. (a)	2,177	56,928
RE/MAX Holdings, Inc. Class A	2,652	116,105
The RMR Group, Inc. Class A	1,055	40,027
St. Joe Co. (a)	7,560	138,953
Stratus Properties, Inc. (a)	932	22,741
Terreno Realty Corp.	6,767	186,160
Trinity Place Holdings, Inc. (a)	2,894	28,303
Xenia Hotels & Resorts, Inc.	15,497	235,244

		2,441,864

Real Estate Investment Trusts (REITS) — 8.0%
Acadia Realty Trust	11,962	433,503
AG Mortgage Investment Trust, Inc.	4,193	66,040
Agree Realty Corp.	3,410	168,590
Alexander’s, Inc.	318	133,433
American Assets Trust, Inc.	5,843	253,469
Anworth Mortgage Asset Corp.	14,371	70,705
Apollo Commercial Real Estate Finance, Inc.	10,746	175,912
Ares Commercial Real Estate Corp.	4,050	51,030
Armada Hoffler Properties, Inc.	4,528	60,675
ARMOUR Residential REIT, Inc.	5,495	123,857
Ashford Hospitality Prime, Inc.	3,955	55,766
Ashford Hospitality Trust	11,721	69,037
Bluerock Residential Growth REIT, Inc.	2,890	37,570
Capstead Mortgage Corp.	14,299	134,840
CareTrust REIT, Inc.	8,698	128,556
Catchmark Timber Trust, Inc. Class A	5,809	67,907
CBL & Associates Properties, Inc.	25,308	307,239
Cedar Realty Trust, Inc.	12,229	88,049
Chatham Lodging Trust	5,630	108,378
Chesapeake Lodging Trust	8,911	204,062
City Office REIT, Inc.	2,700	34,371
Colony Capital, Inc. Class A	16,870	307,540
Colony Starwood Homes	9,741	279,567
CorEnergy Infrastructure Trust, Inc.	1,795	52,647
Coresite Realty Corp.	5,027	372,199
Cousins Properties, Inc.	31,124	324,935
CYS Investments, Inc.	22,693	197,883
DiamondRock Hospitality Co.	30,106	273,965

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DuPont Fabros Technology, Inc.	11,185	$461,381
Dynex Capital, Inc.	6,666	49,462
Easterly Government Properties, Inc.	4,881	93,129
EastGroup Properties, Inc.	4,727	347,718
Education Realty Trust, Inc.	11,012	475,058
FelCor Lodging Trust, Inc.	20,434	131,391
First Industrial Realty Trust, Inc.	17,400	491,028
First Potomac Realty Trust	8,625	78,919
Franklin Street Properties Corp.	15,656	197,266
Getty Realty Corp.	3,900	93,327
Gladstone Commercial Corp.	3,375	62,876
Global Medical REIT, Inc.	2,274	22,194
Global Net Lease, Inc.	25,569	208,643
Government Properties Income Trust	10,502	237,555
Gramercy Property Trust	63,299	610,202
Great Ajax Corp.	1,865	25,457
Healthcare Realty Trust, Inc.	17,108	582,699
Hersha Hospitality Trust	6,207	111,850
Hudson Pacific Properties, Inc.	14,016	460,706
Independence Realty Trust, Inc.	6,037	54,333
InfraREIT, Inc. (a)	5,969	108,278
Invesco Mortgage Capital, Inc.	16,858	256,747
Investors Real Estate Trust	18,280	108,766
iStar, Inc. (a)	10,276	110,261
Kite Realty Group Trust	12,394	343,562
LaSalle Hotel Properties	15,999	381,896
Lexington Realty Trust	34,418	354,505
LTC Properties, Inc.	5,643	293,380
Mack-Cali Realty Corp.	13,378	364,149
Medical Properties Trust, Inc.	35,549	525,059
Monmouth Real Estate Investment Corp. Class A	9,433	134,609
Monogram Residential Trust, Inc.	25,224	268,383
MTGE Investment Corp.	6,863	117,975
National Health Investors, Inc.	5,580	437,918
National Storage Affiliates Trust	5,267	110,291
New Residential Investment Corp.	36,424	503,015
New Senior Investment Group, Inc.	11,442	132,041
New York Mortgage Trust, Inc.	16,488	99,258
New York REIT, Inc.	24,769	226,636
NexPoint Residential Trust, Inc.	2,638	51,863
NorthStar Realty Europe Corp.	8,926	97,740
One Liberty Properties, Inc.	1,960	47,354
Orchid Island Capital, Inc.	3,141	32,729
Owens Realty Mortgage, Inc.	1,495	25,893
Parkway Properties, Inc.	12,010	204,290
Pebblebrook Hotel Trust	10,721	285,179
Pennsylvania Real Estate Investment Trust	10,233	235,666
PennyMac Mortgage Investment Trust	10,267	159,960
Physicians Realty Trust	20,264	436,487
Potlatch Corp.	6,087	236,723
Preferred Apartment Communities, Inc. Class A	3,477	46,974

	Number of Shares	Value
PS Business Parks, Inc.	2,949	$334,918
QTS Realty Trust, Inc. Class A	7,016	370,796
RAIT Financial Trust	13,717	46,363
Ramco-Gershenson Properties Trust	11,766	220,495
Redwood Trust, Inc.	11,460	162,274
Resource Capital Corp.	4,536	58,106
Retail Opportunity Investments Corp.	16,098	353,512
Rexford Industrial Realty, Inc.	9,814	224,642
RLJ Lodging Trust	18,279	384,407
Ryman Hospitality Properties, Inc.	6,509	313,473
Sabra Health Care REIT, Inc.	9,686	243,894
Saul Centers, Inc.	1,432	95,371
Select Income REIT	9,485	255,147
Seritage Growth Properties Class A	3,742	189,645
Silver Bay Realty Trust Corp.	4,974	87,194
STAG Industrial, Inc.	10,292	252,257
Summit Hotel Properties, Inc.	12,968	170,659
Sunstone Hotel Investors, Inc.	32,590	416,826
Tier REIT, Inc.	7,154	110,458
UMH Properties, Inc.	3,642	43,413
United Development Funding IV (b) (c)	5,040	16,128
Universal Health Realty Income Trust	1,869	117,784
Urban Edge Properties	13,443	378,286
Urstadt Biddle Properties, Inc. Class A	4,389	97,524
Walter Investment Management Corp. (a)	3,539	14,368
Washington Prime Group, Inc.	27,858	344,882
Washington Real Estate Investment Trust	10,990	342,009
Western Asset Mortgage Capital Corp.	6,222	64,833
Whitestone REIT	3,871	53,729

		21,877,899

Savings & Loans — 1.7%
Astoria Financial Corp.	13,799	201,465
Banc of California, Inc.	7,325	127,895
BankFinancial Corp.	2,258	28,677
BBX Capital Corp. Class A (a)	609	12,564
Bear State Financial, Inc.	2,691	24,730
Beneficial Bancorp, Inc.	10,505	154,529
Berkshire Hills Bancorp, Inc.	4,603	127,549
BofI Holding, Inc. (a)	9,004	201,690
Brookline Bancorp, Inc.	10,396	126,727
BSB Bancorp, Inc. (a)	1,232	28,866
Capitol Federal Financial, Inc.	19,014	267,527
Charter Financial Corp.	2,038	26,249
Clifton Bancorp, Inc.	3,246	49,631
Dime Community Bancshares, Inc.	4,692	78,638
ESSA Bancorp, Inc.	1,143	15,808
EverBank Financial Corp.	15,432	298,764

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Defiance Financial Corp.	1,318	$58,836
First Financial Northwest, Inc.	1,353	19,172
Flagstar Bancorp, Inc. (a)	3,131	86,885
Flushing Financial Corp.	4,160	98,675
Greene County Bancorp, Inc.	571	9,519
Hingham Institution for Savings	204	28,254
Home Bancorp Inc.	859	24,052
HomeStreet, Inc. (a)	3,514	88,061
HomeTrust Bancshares, Inc. (a)	2,476	45,806
Investors Bancorp, Inc.	44,605	535,706
Lake Sunapee Bank Group	1,177	21,268
Meridian Bancorp, Inc.	7,189	111,933
Meta Financial Group, Inc.	1,233	74,732
MutualFirst Financial, Inc.	819	22,711
Northfield Bancorp, Inc.	6,256	100,722
OceanFirst Financial Corp.	3,051	58,762
Oritani Financial Corp.	5,752	90,421
Pacific Premier Bancorp, Inc. (a)	4,081	107,983
Provident Financial Holdings, Inc.	983	19,227
Provident Financial Services, Inc.	9,088	192,938
SI Financial Group, Inc.	1,653	21,820
Southern Missouri Bancorp, Inc.	876	21,812
Sterling Bancorp	18,983	332,202
Territorial Bancorp, Inc.	1,112	31,870
United Community Financial Corp.	7,076	50,310
United Financial Bancorp, Inc.	7,502	103,828
Washington Federal, Inc.	13,611	363,141
Waterstone Financial, Inc.	3,782	64,256
Westfield Financial, Inc.	2,323	17,771
WSFS Financial Corp.	4,298	156,834

		4,730,816

		67,001,568

Industrial — 13.2%
Aerospace & Defense — 1.3%
AAR Corp.	4,950	155,034
Aerojet Rocketdyne Holdings, Inc. (a)	8,928	156,954
Aerovironment, Inc. (a)	3,071	74,963
Astronics Corp. (a)	2,895	130,420
Cubic Corp.	3,775	176,708
Curtiss-Wright Corp.	6,635	604,515
Ducommun, Inc. (a)	1,606	36,681
Esterline Technologies Corp. (a)	4,432	337,009
Kaman Corp.	4,031	177,041
KLX, Inc. (a)	7,919	278,749
Kratos Defense & Security Solutions, Inc. (a)	6,938	47,803
MACOM Technology Solutions Holdings, Inc. (a)	3,495	147,978
Moog, Inc. Class A (a)	4,794	285,435
Teledyne Technologies, Inc. (a)	5,124	553,033

	Number of Shares	Value
Triumph Group, Inc.	7,394	$206,145

		3,368,468

Building Materials — 1.5%
AAON, Inc.	6,062	174,707
Apogee Enterprises, Inc.	4,242	189,575
Armstrong Flooring, Inc. (a)	3,508	66,231
Boise Cascade Co. (a)	5,881	149,377
Builders FirstSource, Inc. (a)	12,574	144,727
Caesarstone Ltd. (a)	3,574	134,776
Comfort Systems USA, Inc.	5,566	163,139
Continental Building Products, Inc. (a)	5,286	110,953
Drew Industries, Inc.	3,561	349,049
Gibraltar Industries, Inc. (a)	4,729	175,682
Louisiana-Pacific Corp. (a)	21,615	407,010
LSI Industries, Inc.	3,576	40,159
Masonite International Corp. (a)	4,552	282,998
NCI Building Systems, Inc. (a)	4,105	59,892
Patrick Industries, Inc. (a)	2,178	134,862
PGT, Inc. (a)	7,181	76,621
Ply Gem Holdings, Inc. (a)	3,295	44,021
Quanex Building Products Corp.	5,138	88,682
Simpson Manufacturing Co., Inc.	6,207	272,798
Summit Materials, Inc. Class A (a)	11,417	211,785
Trex Co., Inc. (a)	4,421	259,601
Universal Forest Products, Inc.	2,973	292,811
US Concrete, Inc. (a)	2,137	98,441

		3,927,897

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc. (a)	5,926	280,418
American Superconductor Corp. (a)	1,483	10,396
Belden, Inc.	6,288	433,809
Encore Wire Corp.	3,058	112,443
Energous Corp. (a)	2,223	43,593
EnerSys	6,515	450,773
Generac Holdings, Inc. (a)	9,800	355,740
General Cable Corp.	7,301	109,369
Graham Corp.	1,442	27,542
Insteel Industries, Inc.	2,627	95,203
Littelfuse, Inc.	3,324	428,164
Novanta, Inc. (a)	4,747	82,360
Powell Industries, Inc.	1,307	52,345
SPX Corp. (a)	6,232	125,513
Universal Display Corp. (a)	6,219	345,217
Vicor Corp. (a)	2,376	27,562

		2,980,447

Electronics — 2.3%
Allied Motion Technologies, Inc.	910	17,208
Analogic Corp.	1,865	165,239
Applied Optoelectronics, Inc. (a)	2,398	53,260
AVX Corp.	6,956	95,923
Badger Meter, Inc.	4,197	140,641

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Bel Fuse, Inc. Class B	1,376	$33,217
Benchmark Electronics, Inc. (a)	7,421	185,154
Brady Corp. Class A	6,856	237,286
Coherent, Inc. (a)	3,629	401,150
Control4 Corp. (a)	2,900	35,612
CTS Corp.	4,700	87,420
Daktronics, Inc.	5,452	52,012
Electro Scientific Industries, Inc. (a)	4,144	23,372
Fabrinet (a)	5,238	233,562
Faro Technologies, Inc. (a)	2,486	89,372
Fluidigm Corp. (a)	4,261	34,131
GoPro, Inc. Class A (a)	15,148	252,669
II-VI, Inc. (a)	8,926	217,170
IMAX Corp. (a)	8,861	256,703
InvenSense, Inc. (a)	12,268	91,029
Itron, Inc. (a)	5,013	279,525
Kimball Electronics, Inc. (a)	4,214	58,406
Knowles Corp. (a)	13,240	186,022
Mesa Laboratories, Inc.	450	51,462
Methode Electronics, Inc.	5,474	191,426
NVE Corp.	698	41,140
OSI Systems, Inc. (a)	2,626	171,688
Park Electrochemical Corp.	2,904	50,442
Plexus Corp. (a)	5,000	233,900
Rofin-Sinar Technologies, Inc. (a)	4,040	130,007
Rogers Corp. (a)	2,703	165,099
Sanmina Corp. (a)	11,017	313,654
Sparton Corp. (a)	1,447	37,998
Stoneridge, Inc. (a)	4,021	73,986
Taser International, Inc. (a)	7,841	224,331
TTM Technologies, Inc. (a)	10,865	124,404
Vishay Intertechnology, Inc.	20,463	288,324
Vishay Precision Group, Inc. (a)	1,797	28,806
Watts Water Technologies, Inc. Class A	4,171	270,448
Woodward, Inc.	7,937	495,904
Zagg, Inc. (a)	4,314	34,943

		6,154,045

Engineering & Construction — 0.8%
Aegion Corp. (a)	5,251	100,137
Argan, Inc.	2,005	118,676
Dycom Industries, Inc. (a)	4,574	374,062
EMCOR Group, Inc.	9,082	541,469
Granite Construction, Inc.	5,930	294,958
IES Holdings, Inc. (a)	1,178	20,957
Layne Christensen Co. (a)	2,727	23,207
McDermott International, Inc. (a)	36,217	181,447
Mistras Group, Inc. (a)	2,575	60,435
MYR Group, Inc. (a)	2,247	67,635
Orion Marine Group, Inc. (a)	4,017	27,516
TopBuild Corp. (a)	5,776	191,763
Tutor Perini Corp. (a)	5,666	121,649

	Number of Shares	Value
VSE Corp.	1,300	$44,187

		2,168,098

Environmental Controls — 0.5%
Aqua Metals, Inc. (a)	1,481	13,122
Calgon Carbon Corp.	7,553	114,579
Casella Waste Systems, Inc. Class A (a)	5,718	58,895
Ceco Environmental Corp.	4,388	49,497
Darling Ingredients, Inc. (a)	24,638	332,859
Energy Recovery, Inc. (a)	5,165	82,537
Heritage-Crystal Clean, Inc. (a)	1,996	26,507
MSA Safety, Inc.	4,657	270,292
Tetra Technologies, Inc.	8,661	307,206
TRC Cos., Inc. (a)	2,780	24,102
US Ecology, Inc.	3,275	146,851

		1,426,447

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	6,911	281,347
Hardinge, Inc.	1,705	18,976
Kennametal, Inc.	11,850	343,887
Milacron Holdings Corp. (a)	2,129	33,979

		678,189

Machinery – Construction & Mining — 0.3%
Astec Industries, Inc.	2,904	173,862
Babcock & Wilcox Enterprises, Inc. (a)	6,861	113,207
Hyster-Yale Materials Handling, Inc.	1,421	85,445
Joy Global, Inc.	14,780	409,997

		782,511

Machinery – Diversified — 0.8%
Alamo Group, Inc.	1,419	93,498
Albany International Corp. Class A	4,297	182,107
Altra Industrial Motion Corp.	3,795	109,941
Applied Industrial Technologies, Inc.	5,451	254,780
Briggs & Stratton Corp.	6,373	118,857
Chart Industries, Inc. (a)	4,586	150,558
Columbus McKinnon Corp.	2,917	52,039
DXP Enterprises, Inc. (a)	1,945	54,830
The ExOne Co. (a)	1,642	24,991
Gencor Industries, Inc. (a)	1,016	12,172
The Gorman-Rupp Co.	2,646	67,764
Hurco Cos., Inc.	959	26,919
iRobot Corp. (a)	4,019	176,756
Kadant, Inc.	1,611	83,949
Lindsay Corp.	1,593	117,850
The Manitowoc Co., Inc.	19,090	91,441
NACCO Industries, Inc. Class A	566	38,465
Power Solutions International, Inc. (a)	908	9,307
Proto Labs, Inc. (a)	3,699	221,607
SPX FLOW, Inc. (a)	5,295	163,721

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tennant Co.	2,626	$170,165

		2,221,717

Manufacturing — 1.6%
Actuant Corp. Class A	8,820	204,977
American Railcar Industries, Inc.	1,166	48,354
AZZ, Inc.	3,886	253,639
Barnes Group, Inc.	7,537	305,625
The Brink’s Co.	6,754	250,438
Chase Corp.	1,057	73,060
CLARCOR, Inc.	7,138	463,970
EnPro Industries, Inc.	3,236	183,869
ESCO Technologies, Inc.	3,770	175,003
Federal Signal Corp.	8,998	119,313
FreightCar America, Inc.	1,765	25,381
GP Strategies Corp. (a)	1,877	46,212
Griffon Corp.	4,543	77,276
Handy & Harman Ltd. (a)	563	11,846
Harsco Corp.	12,092	120,074
John Bean Technologies Corp.	4,369	308,233
Koppers Holdings, Inc. (a)	3,077	99,018
LSB Industries, Inc. (a)	3,124	26,804
Lydall, Inc. (a)	2,497	127,672
Matthews International Corp. Class A	4,789	290,980
Myers Industries, Inc.	3,254	42,269
NL Industries, Inc. (a)	1,398	5,494
Park-Ohio Holdings Corp.	1,275	46,474
Raven Industries, Inc.	5,440	125,283
Smith & Wesson Holding Corp. (a)	8,222	218,623
Standex International Corp.	1,905	176,917
Sturm, Ruger & Co., Inc.	2,786	160,919
Tredegar Corp.	3,808	70,791
Trimas Corp. (a)	6,767	125,934
Trinseo SA	4,310	243,774

		4,428,222

Metal Fabricate & Hardware — 0.9%
Advanced Drainage Systems, Inc.	5,209	125,328
Ampco-Pittsburgh Corp.	1,101	12,210
Atkore International Group, Inc. (a)	1,819	34,088
Circor International, Inc.	2,473	147,292
Commercial Metals Co.	17,222	278,824
Dynamic Materials Corp.	2,110	22,493
Global Brass & Copper Holdings, Inc.	3,142	90,772
Haynes International, Inc.	1,843	68,394
Lawson Products, Inc. (a)	900	15,957
Mueller Industries, Inc.	8,502	275,635
Mueller Water Products, Inc. Class A	23,390	293,544
NN, Inc.	3,956	72,197
Omega Flex, Inc.	421	16,234
RBC Bearings, Inc. (a)	3,404	260,338
Rexnord Corp. (a)	12,443	266,405
Sun Hydraulics Corp.	3,489	112,590
TimkenSteel Corp.	5,926	61,927

	Number of Shares	Value
Worthington Industries, Inc.	6,747	$324,058

		2,478,286

Packaging & Containers — 0.1%
AEP Industries, Inc.	606	66,278
Greif, Inc.	858	51,986
Greif, Inc. Class A	3,837	190,277
Multi Packaging Solutions International Ltd. (a)	3,185	45,896
UFP Technologies, Inc. (a)	962	25,493

		379,930

Transportation — 1.5%
Air Transport Services Group, Inc. (a)	7,272	104,353
ArcBest Corp.	3,693	70,241
Ardmore Shipping Corp.	4,225	29,744
Atlas Air Worldwide Holdings, Inc. (a)	3,664	156,892
Bristow Group, Inc.	4,984	69,876
CAI International, Inc. (a)	2,252	18,624
Celadon Group, Inc.	4,134	36,131
Costamare, Inc.	3,967	36,258
Covenant Transportation Group, Inc. Class A (a)	1,782	34,446
DHT Holdings, Inc.	13,602	56,992
Dorian LPG Ltd. (a)	3,581	21,486
Echo Global Logistics, Inc. (a)	4,271	98,489
Era Group, Inc. (a)	2,980	23,989
Forward Air Corp.	4,468	193,286
Frontline Ltd.	9,736	69,807
GasLog Ltd.	6,092	88,639
Gener8 Maritime, Inc. (a)	5,888	30,147
Golar LNG Ltd.	13,330	282,596
Heartland Express, Inc.	6,907	130,404
Hub Group, Inc. Class A (a)	5,019	204,574
Knight Transportation, Inc.	10,043	288,134
Marten Transport Ltd.	3,423	71,883
Matson, Inc.	6,487	258,702
Navios Maritime Acquisition Corp.	11,360	15,336
Nordic American Tankers Ltd.	13,080	132,239
Overseas Shipholding Group, Inc. Class A	5,319	56,222
PAM Transportation Services, Inc. (a)	400	8,008
PHI, Inc. (a)	1,723	31,307
Radiant Logistics, Inc. (a)	5,214	14,808
Roadrunner Transportation Systems, Inc. (a)	4,593	36,652
Saia, Inc. (a)	3,782	113,309
Scorpio Bulkers, Inc. (a)	8,375	28,978
Scorpio Tankers, Inc.	24,505	113,458
Ship Finance International Ltd.	8,962	132,010
Swift Transportation Co. (a)	11,205	240,571
Teekay Corp.	6,590	50,809
Teekay Tankers Ltd. Class A	17,480	44,224
Universal Logistics Holdings, Inc.	1,202	16,131

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
USA Truck, Inc. (a)	1,273	$13,036
Werner Enterprises, Inc.	6,708	156,095
XPO Logistics, Inc. (a)	14,685	538,499
YRC Worldwide, Inc. (a)	4,884	60,171

		4,177,556

Trucking & Leasing — 0.2%
Aircastle Ltd.	7,168	142,357
GATX Corp.	6,140	273,537
The Greenbrier Cos., Inc.	4,071	143,706
Textainer Group Holdings Ltd.	3,365	25,204
Willis Lease Finance Corp. (a)	585	13,905

		598,709

		35,770,522

Technology — 10.5%
Computers — 2.6%
3D Systems Corp. (a)	16,084	288,708
A10 Networks, Inc. (a)	6,604	70,597
Agilysys, Inc. (a)	2,242	24,931
CACI International, Inc. Class A (a)	3,648	368,083
Carbonite, Inc. (a)	2,759	42,378
Cogint, Inc. (a)	1,930	9,824
Cray, Inc. (a)	6,042	142,229
Datalink Corp. (a)	2,958	31,384
Diebold, Inc.	10,259	254,321
Digimarc Corp. (a)	1,449	55,569
Electronics for Imaging, Inc. (a)	7,047	344,739
Engility Holdings, Inc. (a)	2,731	86,027
FleetMatics Group PLC (a)	5,877	352,502
Immersion Corp. (a)	4,340	35,414
j2 Global, Inc.	7,065	470,600
The KEYW Holding Corp. (a)	5,382	59,417
LivePerson, Inc. (a)	7,993	67,221
LogMeIn, Inc.	3,776	341,313
Lumentum Holdings, Inc. (a)	7,576	316,450
MAXIMUS, Inc.	9,625	544,390
Maxwell Technologies, Inc. (a)	4,743	24,474
Mentor Graphics Corp.	16,069	424,864
Mercury Computer Systems, Inc. (a)	5,866	144,128
Mitek Systems, Inc. (a)	4,424	36,675
MTS Systems Corp.	2,510	115,535
NCI, Inc. Class A	700	8,099
NetScout Systems, Inc. (a)	13,428	392,769
Nimble Storage, Inc. (a)	9,442	83,373
Pure Storage, Inc. Class A (a)	10,211	138,359
RadiSys Corp. (a)	5,351	28,601
Science Applications International Corp.	6,343	440,014
SecureWorks Corp. Class A (a)	739	9,245
Silicon Graphics International Corp. (a)	5,428	41,796
Silver Spring Networks, Inc. (a)	5,683	80,585
Stratasys Ltd. (a)	7,355	177,182

	Number of Shares	Value
Super Micro Computer, Inc. (a)	5,795	$135,429
Sykes Enterprises, Inc. (a)	5,807	163,351
Synaptics, Inc. (a)	5,256	307,896
Syntel, Inc. (a)	4,842	202,928
Unisys Corp. (a)	7,636	74,375
USA Technologies, Inc. (a)	5,382	30,166
Varonis Systems, Inc. (a)	1,602	48,220
Virtusa Corp. (a)	4,146	102,323

		7,116,484

Office Equipment/Supplies — 0.0%
ARC Document Solutions, Inc. (a)	6,379	23,857
Eastman Kodak Co. (a)	2,520	37,800

		61,657

Semiconductors — 3.3%
Advanced Micro Devices, Inc. (a)	112,728	778,950
Alpha & Omega Semiconductor Ltd. (a)	2,783	60,447
Ambarella, Inc. (a)	4,800	353,328
Amkor Technology, Inc. (a)	15,012	145,917
Applied Micro Circuits Corp. (a)	11,398	79,216
Axcelis Technologies, Inc. (a)	4,408	58,538
Brooks Automation, Inc.	10,189	138,672
Cabot Microelectronics Corp.	3,535	187,037
Cavium, Inc. (a)	9,671	562,852
Ceva, Inc. (a)	2,955	103,632
Cirrus Logic, Inc. (a)	9,396	499,397
Cohu, Inc.	4,040	47,430
Diodes, Inc. (a)	5,712	121,894
DSP Group, Inc. (a)	3,185	38,252
EMCORE Corp.	3,930	22,401
Entegris, Inc. (a)	21,209	369,461
Exar Corp. (a)	6,127	57,042
Formfactor, Inc. (a)	10,314	111,907
GigPeak, Inc. (a)	6,525	15,334
Impinj, Inc. (a)	837	31,321
Inphi Corp. (a)	6,024	262,104
Integrated Device Technology, Inc. (a)	20,211	466,874
Intersil Corp. Class A	20,142	441,714
IXYS Corp.	3,724	44,874
Kopin Corp. (a)	9,568	20,858
Lattice Semiconductor Corp. (a)	17,984	116,716
MaxLinear, Inc. Class A (a)	8,377	169,802
Microsemi Corp. (a)	17,075	716,808
MKS Instruments, Inc.	7,986	397,144
Monolithic Power Systems, Inc.	5,838	469,959
Nanometrics, Inc. (a)	3,528	78,815
Photronics, Inc. (a)	9,725	100,265
Power Integrations, Inc.	4,112	259,179
Rambus, Inc. (a)	16,325	204,062
Rudolph Technologies, Inc. (a)	4,497	79,777
Semtech Corp. (a)	9,653	267,678
Sigma Designs, Inc. (a)	5,388	41,973

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Silicon Laboratories, Inc. (a)	6,190	$363,972
Tessera Technologies, Inc.	7,390	284,072
Ultra Clean Holdings, Inc. (a)	4,826	35,761
Ultratech, Inc. (a)	3,247	74,941
Veeco Instruments, Inc. (a)	5,924	116,288
Xcerra Corp. (a)	7,841	47,516

		8,844,180

Software — 4.6%
2U, Inc. (a)	5,498	210,518
ACI Worldwide, Inc. (a)	17,290	335,080
Actua Corp. (a)	5,398	69,904
Acxiom Corp. (a)	11,624	309,780
Amber Road, Inc. (a)	2,725	26,296
American Software, Inc. Class A	3,859	42,835
Apigee Corp. (a)	2,312	40,229
Appfolio, Inc. Class A (a)	1,142	22,200
Aspen Technology, Inc. (a)	12,399	580,149
AVG Technologies NV (a)	6,303	157,638
Avid Technology, Inc. (a)	4,945	39,263
Benefitfocus, Inc. (a)	1,933	77,165
Blackbaud, Inc.	7,074	469,289
Bottomline Technologies, Inc. (a)	5,989	139,604
BroadSoft, Inc. (a)	4,409	205,239
Callidus Software, Inc. (a)	9,133	167,591
Castlight Health, Inc. Class B (a)	6,059	25,205
CommVault Systems, Inc. (a)	5,800	308,154
Computer Programs & Systems, Inc.	1,664	43,364
Cornerstone OnDemand, Inc. (a)	7,550	346,922
CSG Systems International, Inc.	4,794	198,136
Cvent, Inc. (a)	4,521	143,361
Digi International, Inc. (a)	3,892	44,369
Ebix, Inc.	3,779	214,836
Envestnet, Inc. (a)	6,213	226,464
EPAM Systems, Inc. (a)	7,228	500,973
EPIQ Systems, Inc.	3,496	57,649
Everyday Health, Inc. (a)	4,251	32,690
Evolent Health, Inc. Class A (a)	2,285	56,257
Exa Corp. (a)	2,084	33,448
Fair Isaac Corp.	4,644	578,596
Five9, Inc. (a)	4,955	77,694
Globant SA (a)	3,855	162,373
Glu Mobile, Inc. (a)	15,464	34,639
Guidance Software, Inc. (a)	3,397	20,246
Hortonworks, Inc. (a)	6,053	50,543
HubSpot, Inc. (a)	4,326	249,264
Imperva, Inc. (a)	4,299	230,899
inContact, Inc. (a)	8,804	123,080
Infoblox, Inc. (a)	8,447	222,747
InnerWorkings, Inc. (a)	5,765	54,306
Instructure, Inc. (a)	1,578	40,034
Interactive Intelligence Group, Inc. (a)	2,694	162,017
Jive Software, Inc. (a)	8,643	36,819

	Number of Shares	Value
Majesco (a)	1,107	$5,635
ManTech International Corp. Class A	3,708	139,755
Medidata Solutions, Inc. (a)	8,245	459,741
MicroStrategy, Inc. Class A (a)	1,424	238,435
MINDBODY, Inc. Class A (a)	2,164	42,544
MobileIron, Inc. (a)	6,906	18,992
Model N, Inc. (a)	3,325	36,941
Monotype Imaging Holdings, Inc.	6,082	134,473
NantHealth, Inc. (a)	992	13,045
New Relic, Inc. (a)	3,294	126,226
Omnicell, Inc. (a)	5,309	203,335
Park City Group, Inc. (a)	1,936	22,845
Paycom Software, Inc. (a)	6,599	330,808
PDF Solutions, Inc. (a)	3,983	72,371
pdvWireless, Inc. (a)	1,467	33,594
Pegasystems, Inc.	5,401	159,275
Planet Payment, Inc. (a)	6,373	23,644
Press Ganey Holdings, Inc. (a)	3,319	134,088
Progress Software Corp. (a)	7,510	204,272
Proofpoint, Inc. (a)	6,120	458,082
PROS Holdings, Inc. (a)	3,776	85,375
QAD, Inc. Class A	1,404	31,422
Quality Systems, Inc.	7,674	86,870
Qualys, Inc. (a)	4,078	155,739
RealPage, Inc. (a)	8,105	208,299
Rosetta Stone, Inc. (a)	2,902	24,609
Sapiens International Corp. NV	3,639	46,470
Synchronoss Technologies, Inc. (a)	6,190	254,904
SYNNEX Corp.	4,384	500,258
Take-Two Interactive Software, Inc. (a)	12,479	562,553
Tangoe, Inc./CT (a)	4,151	34,246
Verint Systems, Inc. (a)	9,312	350,411
Workiva, Inc. (a)	3,288	59,611
Xactly Corp. (a)	3,429	50,475

		12,477,208

		28,499,529

Utilities — 3.5%
Electric — 1.9%
Allete, Inc.	7,448	444,050
Ameresco, Inc. Class A (a)	3,036	15,969
Atlantic Power Corp.	18,344	45,310
Atlantica Yield PLC	8,828	167,820
Avista Corp.	9,485	396,378
Black Hills Corp.	7,740	473,843
Dynegy, Inc. (a)	17,532	217,221
El Paso Electric Co.	6,062	283,520
The Empire District Electric Co.	6,607	225,563
EnerNOC, Inc. (a)	4,172	22,570
Genie Energy Ltd. Class B	1,542	9,098
IDACORP, Inc.	7,577	593,128
MGE Energy, Inc.	5,249	296,621

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NorthWestern Corp.	7,296	$419,739
NRG Yield, Inc. Class A	5,251	85,696
NRG Yield, Inc. Class C	9,525	161,544
Ormat Technologies, Inc.	5,832	282,327
Otter Tail Corp.	5,691	196,852
Portland General Electric Co.	13,433	572,111
Spark Energy, Inc. Class A	735	21,411
Talen Energy Corp. (a)	12,642	175,092
Unitil Corp.	2,101	82,065

		5,187,928

Gas — 1.3%
Chesapeake Utilities Corp.	2,202	134,454
Delta Natural Gas Co., Inc.	1,028	24,518
New Jersey Resources Corp.	12,872	422,974
Northwest Natural Gas Co.	4,076	245,008
ONE Gas, Inc.	7,809	482,909
PNM Resources, Inc.	12,022	393,360
South Jersey Industries, Inc.	11,976	353,891
Southwest Gas Corp.	7,099	495,936
Spire, Inc.	6,682	425,911
WGL Holdings, Inc.	7,569	474,576

		3,453,537

Water — 0.3%
American States Water Co.	5,482	219,554
Artesian Resources Corp. Class A	1,186	33,848
California Water Service Group	7,210	231,369
Connecticut Water Service, Inc.	1,644	81,756
Consolidated Water Co., Inc.	2,235	25,971
Global Water Resources, Inc.	932	7,465
Middlesex Water Co.	2,372	83,589
Pico Holdings, Inc. (a)	3,274	38,601
SJW Corp.	2,448	106,929
The York Water Co.	1,964	58,252

		887,334

		9,528,799

TOTAL COMMON STOCK (Cost $251,331,445)		261,570,742

TOTAL EQUITIES (Cost $251,331,445)		261,570,742

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Dyax Corp. (a) (b)	23,469	-

TOTAL RIGHTS (Cost $26,051)		-

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
State Street Navigator Securities Lending Prime Portfolio (d)	10,490	$10,490

TOTAL MUTUAL FUNDS (Cost $10,490)		10,490

TOTAL LONG-TERM INVESTMENTS (Cost $251,367,986)		261,581,232

	Principal Amount
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (e)	$9,120,942	9,120,942

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	249	249

U.S. Treasury Bill — 0.3%
U.S. Treasury Bill (f) 0.000% 3/02/17	835,000	833,730

TOTAL SHORT-TERM INVESTMENTS (Cost $9,954,604)		9,954,921

TOTAL INVESTMENTS — 100.1% (Cost $261,322,590) (g)		271,536,153

Other Assets/(Liabilities) — (0.1)%		(165,227)

NET ASSETS — 100.0%		$271,370,926

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $16,128 or 0.01% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $9,590 or 0.00% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)	Maturity value of $9,120,950. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $9,306,434.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 94.4%

COMMON STOCK — 94.2%
Basic Materials — 3.0%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	193,000	$29,015,620
Ashland Global Holdings, Inc.	149,000	17,276,550
RPM International, Inc.	437,000	23,475,640
The Sherwin-Williams Co.	40,640	11,243,463
Valvoline, Inc. (a) (b)	246,000	5,778,540

		86,789,813

Mining — 0.5%
Franco-Nevada Corp. (b)	248,000	17,327,760

		104,117,573

Communications — 4.0%
Internet — 2.0%
Cogent Communications Holdings, Inc.	158,106	5,819,882
Dropbox, Inc. (c)	32,717	367,412
Expedia, Inc.	32,059	3,741,926
Match Group, Inc. (a) (b)	305,000	5,425,950
TripAdvisor, Inc. (a)	167,000	10,551,060
VeriSign, Inc. (a) (b)	410,087	32,085,207
Zillow Group, Inc. Class A (a) (b)	108,000	3,720,600
Zillow Group, Inc. Class C (a) (b)	164,000	5,682,600

		67,394,637

Media — 0.3%
FactSet Research Systems, Inc.	65,000	10,536,500

Telecommunications — 1.7%
DigitalGlobe, Inc. (a)	535,700	14,731,750
Palo Alto Networks, Inc. (a)	33,000	5,257,890
SBA Communications Corp. Class A (a)	60,412	6,775,810
T-Mobile US, Inc. (a)	660,000	30,835,200

		57,600,650

		135,531,787

Consumer, Cyclical — 15.6%
Apparel — 1.0%
Carter’s, Inc.	131,000	11,359,010
Hanesbrands, Inc.	874,000	22,068,500

		33,427,510

Auto Manufacturers — 0.5%
Ferrari NV (b)	171,000	8,869,770
Tesla Motors, Inc. (a) (b)	36,000	7,345,080

		16,214,850

Automotive & Parts — 0.5%
BorgWarner, Inc.	190,000	6,684,200
WABCO Holdings, Inc. (a)	82,000	9,309,460

		15,993,660

	Number of Shares	Value
Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc. (a)	170,546	$7,174,870
HD Supply Holdings, Inc. (a)	231,203	7,393,872
LKQ Corp. (a)	280,569	9,948,977

		24,517,719

Home Furnishing — 0.9%
Harman International Industries, Inc.	364,634	30,793,341

Leisure Time — 1.9%
Brunswick Corp.	192,356	9,383,126
Norwegian Cruise Line Holdings Ltd. (a)	988,000	37,247,600
Royal Caribbean Cruises Ltd.	275,821	20,672,784

		67,303,510

Lodging — 1.8%
Choice Hotels International, Inc.	215,565	9,717,670
Marriott International, Inc. Class A	494,000	33,261,020
MGM Resorts International (a)	684,004	17,804,624

		60,783,314

Retail — 7.9%
Advance Auto Parts, Inc.	22,648	3,377,270
AutoZone, Inc. (a)	55,000	42,258,700
Burlington Stores, Inc. (a)	103,000	8,345,060
CarMax, Inc. (a) (b)	573,000	30,569,550
Coach, Inc.	602,000	22,009,120
Dick’s Sporting Goods, Inc.	192,000	10,890,240
Dollar General Corp.	608,714	42,603,893
Dollar Tree, Inc. (a)	86,154	6,800,135
L Brands, Inc.	249,000	17,621,730
Lululemon Athletica, Inc. (a)	42,350	2,582,503
The Michaels Cos., Inc. (a)	825,000	19,940,250
O’Reilly Automotive, Inc. (a)	131,210	36,753,233
PVH Corp.	99,000	10,939,500
Ross Stores, Inc.	264,653	17,017,188

		271,708,372

Textiles — 0.4%
Cintas Corp.	127,864	14,397,486

		535,139,762

Consumer, Non-cyclical — 28.8%
Beverages — 0.3%
Brown-Forman Corp. Class B	82,041	3,892,025
Monster Beverage Corp. (a)	44,907	6,592,797

		10,484,822

Biotechnology — 2.6%
Alkermes PLC (a)	681,477	32,049,863
Illumina, Inc. (a)	98,665	17,923,484
Incyte Corp. (a)	264,109	24,902,838
Seattle Genetics, Inc. (a) (b)	27,000	1,458,270

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vertex Pharmaceuticals, Inc. (a)	139,000	$12,122,190

		88,456,645

Commercial Services — 10.4%
Alliance Data Systems Corp. (a)	28,081	6,024,217
Aramark	889,079	33,811,674
Bright Horizons Family Solutions, Inc. (a)	63,488	4,246,712
Equifax, Inc.	431,775	58,108,280
Euronet Worldwide, Inc. (a)	175,540	14,364,438
Gartner, Inc. (a)	205,743	18,197,968
Genpact Ltd. (a)	192,083	4,600,388
Global Payments, Inc.	631,729	48,491,518
IHS Markit Ltd. (a)	962,000	36,123,100
KAR Auction Services, Inc.	591,576	25,532,420
Manpower, Inc.	162,000	11,706,120
Moody’s Corp.	53,450	5,787,566
PAREXEL International Corp. (a)	115,090	7,993,001
Sabre Corp.	186,942	5,268,026
TransUnion (a)	171,000	5,899,500
Vantiv, Inc. Class A (a)	680,855	38,311,711
Verisk Analytics, Inc. (a)	387,000	31,455,360
Wework Cos., Inc. Class A (c)	47,262	1,779,140

		357,701,139

Foods — 2.0%
Blue Buffalo Pet Products, Inc. (a)	493,960	11,736,490
Sprouts Farmers Market, Inc. (a) (b)	628,000	12,968,200
TreeHouse Foods, Inc. (a) (b)	221,000	19,268,990
The WhiteWave Foods Co. (a)	437,185	23,795,979
Whole Foods Market, Inc. (b)	64,000	1,814,400

		69,584,059

Health Care – Products — 8.9%
Align Technology, Inc. (a)	66,939	6,275,531
Bruker Corp.	1,037,000	23,488,050
C.R. Bard, Inc.	56,654	12,706,359
The Cooper Cos., Inc.	293,053	52,532,681
Dexcom, Inc. (a)	38,469	3,372,193
Edwards Lifesciences Corp. (a)	64,929	7,827,840
Henry Schein, Inc. (a)	209,000	34,062,820
Hologic, Inc. (a)	1,133,000	43,994,390
IDEXX Laboratories, Inc. (a)	138,000	15,556,740
Intuitive Surgical, Inc. (a)	44,000	31,892,520
STERIS PLC	134,409	9,825,298
Teleflex, Inc.	305,281	51,302,472
West Pharmaceutical Services, Inc.	176,000	13,112,000

		305,948,894

Health Care – Services — 3.5%
Acadia Healthcare Co., Inc. (a) (b)	278,000	13,774,900
Catalent, Inc. (a)	715,000	18,475,600
DENTSPLY SIRONA, Inc.	548,000	32,567,640
Envision Healthcare Holdings, Inc. (a)	613,000	13,651,510

	Number of Shares	Value
MEDNAX, Inc. (a)	467,000	$30,938,750
Universal Health Services, Inc. Class B	83,697	10,313,144

		119,721,544

Pharmaceuticals — 1.1%
Alnylam Pharmaceuticals, Inc. (a) (b)	137,000	9,285,860
BioMarin Pharmaceutical, Inc. (a)	82,777	7,658,528
Mead Johnson Nutrition Co.	41,286	3,262,007
Neurocrine Biosciences, Inc. (a)	96,000	4,861,440
Patheon NV (a)	30,256	896,485
Zoetis, Inc.	196,537	10,221,889

		36,186,209

		988,083,312

Energy — 1.9%
Oil & Gas — 1.9%
ARC Resources Ltd. (b)	337,000	6,095,515
Carrizo Oil & Gas, Inc. (a)	173,705	7,055,897
Cimarex Energy Co.	46,000	6,181,020
Concho Resources, Inc. (a)	91,449	12,560,520
EQT Corp.	467,000	33,913,540

		65,806,492

Financial — 9.4%
Banks — 0.2%
Signature Bank (a)	47,510	5,627,559

Commercial Services — 0.6%
CoreLogic, Inc. (a)	553,000	21,688,660

Diversified Financial — 5.1%
CBOE Holdings, Inc.	450,000	29,182,500
E*TRADE Financial Corp. (a)	636,347	18,530,425
FNF Group	1,158,000	42,741,780
Intercontinental Exchange, Inc.	123,000	33,131,280
Nasdaq, Inc.	150,816	10,186,113
Raymond James Financial, Inc.	162,217	9,442,651
TD Ameritrade Holding Corp.	866,000	30,517,840
WisdomTree Investments, Inc. (b)	254,427	2,618,054

		176,350,643

Insurance — 3.0%
Aon PLC	126,965	14,282,293
The Progressive Corp.	855,000	26,932,500
Willis Towers Watson PLC	473,864	62,914,923

		104,129,716

Real Estate — 0.5%
Jones Lang LaSalle, Inc.	145,000	16,499,550

		324,296,128

Industrial — 19.1%
Aerospace & Defense — 1.4%
Harris Corp.	329,000	30,139,690

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rockwell Collins, Inc.	225,000	$18,976,500

		49,116,190

Airlines — 0.1%
United Continental Holdings, Inc. (a)	76,981	4,039,193

Building Materials — 1.0%
Eagle Materials, Inc.	117,192	9,058,942
Martin Marietta Materials, Inc.	144,982	25,967,726

		35,026,668

Electrical Components & Equipment — 1.6%
Acuity Brands, Inc.	93,000	24,607,800
AMETEK, Inc.	328,000	15,671,840
Mobileye NV (a) (b)	179,008	7,620,371
Universal Display Corp. (a) (b)	101,983	5,661,076

		53,561,087

Electronics — 4.5%
Agilent Technologies, Inc.	769,000	36,212,210
Allegion PLC	419,000	28,873,290
Amphenol Corp. Class A	93,196	6,050,284
Fortive Corp.	146,000	7,431,400
IMAX Corp. (a)	141,114	4,088,073
Keysight Technologies, Inc. (a)	853,000	27,031,570
Mettler-Toledo International, Inc. (a)	25,000	10,495,750
Sensata Technologies Holding NV (a)	771,000	29,899,380
Woodward, Inc.	82,176	5,134,356

		155,216,313

Environmental Controls — 1.4%
Stericycle, Inc. (a)	112,000	8,975,680
Waste Connections, Inc.	530,903	39,658,454

		48,634,134

Machinery – Diversified — 4.1%
Cognex Corp.	170,000	8,986,200
IDEX Corp.	461,000	43,135,770
The Middleby Corp. (a)	98,000	12,114,760
Roper Technologies, Inc.	253,723	46,296,836
Wabtec Corp. (b)	98,400	8,034,360
Xylem, Inc.	409,000	21,452,050

		140,019,976

Manufacturing — 1.7%
Colfax Corp. (a)	283,000	8,894,690
Textron, Inc.	1,216,000	48,336,000

		57,230,690

Miscellaneous – Manufacturing — 0.2%
A.O. Smith Corp.	72,661	7,178,180

	Number of Shares	Value
Packaging & Containers — 1.1%
Ball Corp.	384,000	$31,468,800
Berry Plastics Group, Inc. (a)	157,494	6,906,112

		38,374,912

Transportation — 2.0%
J.B. Hunt Transport Services, Inc.	329,417	26,728,895
Kansas City Southern	275,000	25,663,000
Old Dominion Freight Line, Inc. (a)	220,000	15,094,200

		67,486,095

		655,883,438

Technology — 12.4%
Computers — 0.8%
Cadence Design Systems, Inc. (a)	495,008	12,637,554
Fortinet, Inc. (a)	275,806	10,185,516
Jack Henry & Associates, Inc.	67,039	5,735,186

		28,558,256

Semiconductors — 3.1%
Lam Research Corp. (b)	98,715	9,349,297
Microchip Technology, Inc. (b)	713,000	44,305,820
NXP Semiconductor NV (a)	320,880	32,732,969
Qorvo, Inc. (a)	166,082	9,257,411
Xilinx, Inc.	217,000	11,791,780

		107,437,277

Software — 8.5%
Activision Blizzard, Inc.	335,330	14,855,119
Atlassian Corp. PLC Class A (a)	442,000	13,246,740
CDK Global, Inc.	248,906	14,277,248
Cerner Corp. (a)	73,521	4,539,922
Electronic Arts, Inc. (a)	237,054	20,244,412
Fair Isaac Corp.	26,363	3,284,566
Fidelity National Information Services, Inc.	192,000	14,789,760
Fiserv, Inc. (a)	575,000	57,195,250
Guidewire Software, Inc. (a)	44,514	2,669,950
IMS Health Holdings, Inc. (a)	524,000	16,422,160
MSCI, Inc.	301,000	25,265,940
NetSuite, Inc. (a)	118,000	13,061,420
Red Hat, Inc. (a)	512,815	41,450,836
Servicenow, Inc. (a)	122,000	9,656,300
SS&C Technologies Holdings, Inc	442,000	14,210,300
Tableau Software, Inc. Class A (a)	203,000	11,219,810
Veeva Systems, Inc. Class A (a)	330,000	13,622,400

		290,012,133

		426,007,666

TOTAL COMMON STOCK (Cost $2,632,734,714)		3,234,866,158

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.2%
Communications — 0.1%
Internet — 0.1%
Dropbox, Inc. Series A (a) (c)	40,629	$456,264
Dropbox, Inc. Series A 1 (a) (c)	199,577	2,241,250
Living Social (a) (c)	586,650	-

		2,697,514

Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Wework, Inc. Series D 1 (a) (c)	83,736	3,152,175
Wework, Inc. Series D 2 (a) (c)	65,792	2,476,687

		5,628,862

TOTAL PREFERRED STOCK (Cost $7,978,622)		8,326,376

TOTAL EQUITIES (Cost $2,640,713,336)		3,243,192,534

MUTUAL FUNDS — 4.8%
Diversified Financial — 4.8%
State Street Navigator Securities Lending Prime Portfolio (d)	138,347,173	138,347,173
T. Rowe Price Government Reserve Investment Fund	25,002,829	25,002,829

TOTAL MUTUAL FUNDS (Cost $163,350,002)		163,350,002

TOTAL LONG-TERM INVESTMENTS (Cost $2,804,063,338)		3,406,542,536

	Principal Amount
SHORT-TERM INVESTMENTS — 4.8%
Repurchase Agreement — 4.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (e)	$165,987,400	165,987,400

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	95,463	95,463

TOTAL SHORT-TERM INVESTMENTS (Cost $166,082,863)		166,082,863

TOTAL INVESTMENTS — 104.0% (Cost $2,970,146,201) (f)		3,572,625,399

Other Assets/(Liabilities) — (4.0)%		(137,054,898)

NET ASSETS — 100.0%		$3,435,570,501

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $135,154,373 or 3.93% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $10,472,928 or 0.30% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $165,987,539. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 1.625%, maturity dates ranging from 11/30/19 – 12/31/19, and an aggregate market value, including accrued interest, of $169,313,909.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 97.5%
Basic Materials — 2.1%
Chemicals — 1.6%
Ingevity Corp. (a)	3,190	$147,059
Methanex Corp.	49,040	1,749,747
Minerals Technologies, Inc.	38,688	2,734,855
Platform Specialty Products Corp. (a) (b)	220,986	1,792,196
PolyOne Corp.	44,670	1,510,293

		7,934,150

Mining — 0.5%
Tahoe Resources, Inc.	89,430	1,147,387
US Silica Holdings, Inc.	34,204	1,592,538

		2,739,925

		10,674,075

Communications — 4.9%
Internet — 2.8%
Dropbox, Inc. (a) (c)	28,181	316,473
GoDaddy, Inc. Class A (a) (b)	58,374	2,015,654
GrubHub, Inc. (a)	26,850	1,154,282
Just Eat PLC (a)	152,962	1,062,682
Mimecast Ltd. (a)	16,300	311,819
Shopify, Inc. Class A (a)	57,670	2,475,196
Stamps.com, Inc. (a)	11,854	1,120,322
WebMD Health Corp. (a)	27,850	1,384,145
Wix.com Ltd. (a)	39,970	1,735,897
Zendesk, Inc. (a)	46,747	1,435,600
Zillow Group, Inc. Class C (a) (b)	41,497	1,437,871

		14,449,941

Media — 0.3%
The New York Times Co. Class A	128,050	1,530,198

Telecommunications — 1.8%
Arista Networks, Inc. (a)	11,214	954,087
Ciena Corp. (a)	79,595	1,735,171
Gigamon, Inc. (a)	33,327	1,826,319
Oclaro, Inc. (a)	155,280	1,327,644
ORBCOMM, Inc. (a)	117,035	1,199,609
Vonage Holdings Corp. (a)	288,765	1,908,737

		8,951,567

		24,931,706

Consumer, Cyclical — 12.2%
Apparel — 0.6%
G-III Apparel Group Ltd. (a)	22,816	665,086
Steven Madden Ltd. (a)	65,807	2,274,290

		2,939,376

Automotive & Parts — 0.4%
Tenneco, Inc. (a)	35,920	2,093,059

	Number of Shares	Value
Distribution & Wholesale — 1.9%
Beacon Roofing Supply, Inc. (a)	58,550	$2,463,198
Pool Corp.	30,630	2,895,148
SiteOne Landscape Supply, Inc. (a)	24,830	892,142
Watsco, Inc.	14,850	2,092,365
WESCO International, Inc. (a)	19,755	1,214,735

		9,557,588

Entertainment — 1.1%
Cinemark Holdings, Inc.	49,170	1,882,228
National CineMedia, Inc.	115,690	1,702,957
Vail Resorts, Inc.	14,530	2,279,466

		5,864,651

Home Furnishing — 0.3%
La-Z-Boy, Inc.	59,580	1,463,285

Leisure Time — 1.3%
ClubCorp Holdings, Inc.	163,489	2,365,686
Fox Factory Holding Corp. (a)	51,587	1,184,953
Lindblad Expeditions Holdings, Inc. (a)	137,310	1,235,790
Planet Fitness, Inc. Class A (a)	87,287	1,751,850

		6,538,279

Retail — 6.6%
Bloomin’ Brands, Inc.	101,500	1,749,860
Burlington Stores, Inc. (a)	41,870	3,392,307
The Cheesecake Factory, Inc.	37,340	1,869,240
Chico’s FAS, Inc.	149,640	1,780,716
Columbia Sportswear Co.	17,750	1,007,135
Dave & Buster’s Entertainment, Inc. (a)	24,530	961,085
Dick’s Sporting Goods, Inc.	20,208	1,146,198
DSW, Inc. Class A	129,146	2,644,910
Five Below, Inc. (a) (b)	44,874	1,807,974
HSN, Inc.	14,820	589,836
Jack in the Box, Inc.	14,998	1,438,908
Kate Spade & Co. (a)	154,081	2,639,408
Nu Skin Enterprises, Inc. Class A	35,130	2,275,721
Ollie’s Bargain Outlet Holdings, Inc. (a)	74,490	1,952,383
Panera Bread Co. Class A (a) (b)	15,742	3,065,282
Papa John’s International, Inc.	39,740	3,133,499
Texas Roadhouse, Inc.	22,830	891,055
Wingstop, Inc.	30,382	890,193

		33,235,710

		61,691,948

Consumer, Non-cyclical — 24.9%
Agriculture — 0.0%
MGP Ingredients, Inc. (b)	4,387	177,761

Biotechnology — 3.6%
Aduro Biotech, Inc. (a) (b)	56,800	706,024

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Alder Biopharmaceuticals, Inc. (a)	30,757	$1,007,907
ARIAD Pharmaceuticals, Inc. (a)	84,052	1,150,672
Bluebird Bio, Inc. (a) (b)	17,679	1,198,283
Cambrex Corp. (a)	21,810	969,673
Charles River Laboratories International, Inc. (a)	16,350	1,362,609
Coherus Biosciences, Inc. (a)	21,190	567,468
Five Prime Therapeutics, Inc. (a) (b)	25,546	1,340,909
Integra LifeSciences Holdings Corp. (a)	30,910	2,551,620
Ironwood Pharmaceuticals, Inc. (a) (b)	46,169	733,164
Ligand Pharmaceuticals, Inc. (a) (b)	13,240	1,351,274
Novavax, Inc. (a) (b)	144,021	299,564
PTC Therapeutics, Inc. (a) (b)	53,294	746,649
Repligen Corp. (a)	43,170	1,303,302
Ultragenyx Pharmaceutical, Inc. (a) (b)	39,081	2,772,406

		18,061,524

Commercial Services — 6.3%
Alarm.com Holdings, Inc. (a) (b)	34,340	991,052
Bright Horizons Family Solutions, Inc. (a)	47,860	3,201,356
Cardtronics PLC Class A (a)	58,929	2,628,233
Convergys Corp.	46,395	1,411,336
CoStar Group, Inc. (a)	24,304	5,262,545
Healthcare Services Group, Inc.	37,260	1,474,751
HealthEquity, Inc. (a)	58,880	2,228,608
Monro Muffler Brake, Inc.	18,824	1,151,464
Paylocity Holding Corp. (a) (b)	132,253	5,879,968
TransUnion (a)	56,360	1,944,420
WEX, Inc. (a)	29,302	3,167,253
WNS Holdings Ltd. Sponsored ADR (India) (a)	80,609	2,414,240

		31,755,226

Cosmetics & Personal Care — 0.1%
elf Beauty, Inc. (a)	21,750	611,610

Foods — 1.3%
Amplify Snack Brands, Inc. (a) (b)	28,570	462,834
Greencore Group PLC	631,464	2,745,972
Performance Food Group Co. (a)	38,720	960,256
Post Holdings, Inc. (a)	10,510	811,057
Sanderson Farms, Inc. (b)	16,090	1,549,950

		6,530,069

Health Care – Products — 7.2%
ABIOMED, Inc. (a)	15,730	2,022,563
Align Technology, Inc. (a)	24,948	2,338,875
Bio-Techne Corp.	12,920	1,414,740
Cantel Medical Corp.	38,810	3,026,404
Cepheid (a)	44,320	2,335,221
Cynosure Inc. Class A (a)	29,660	1,510,880

	Number of Shares	Value
Dexcom, Inc. (a)	19,581	$1,716,471
Globus Medical, Inc. Class A (a)	125,448	2,831,361
Haemonetics Corp. (a)	25,100	908,871
Inogen, Inc. (a)	52,607	3,151,159
Insulet Corp. (a)	134,685	5,514,004
Intersect ENT, Inc. (a)	39,764	629,862
Masimo Corp. (a)	11,120	661,529
MiMedx Group, Inc. (a) (b)	114,700	984,126
NuVasive, Inc. (a)	35,310	2,353,765
Penumbra, Inc. (a)	13,190	1,002,308
West Pharmaceutical Services, Inc.	36,530	2,721,485
Wright Medical Group NV (a)	19,140	469,504
Zeltiq Aesthetics, Inc. (a)	23,890	936,966

		36,530,094

Health Care – Services — 2.4%
Acadia Healthcare Co., Inc. (a)	57,748	2,861,414
Community Health Systems, Inc. (a) (b)	143,760	1,658,990
Kindred Healthcare, Inc.	166,545	1,702,090
LifePoint Health, Inc. (a)	36,215	2,145,015
Surgical Care Affiliates, Inc. (a)	33,340	1,625,658
WellCare Health Plans, Inc. (a)	15,635	1,830,702

		11,823,869

Pharmaceuticals — 4.0%
Acadia Pharmaceuticals, Inc. (a) (b)	33,770	1,074,224
Aerie Pharmaceuticals, Inc. (a)	41,530	1,567,342
Galapagos NV (a) (b)	13,195	853,189
Global Blood Therapeutics, Inc. (a) (b)	27,676	637,932
Kite Pharma, Inc. (a)	7,820	436,825
MyoKardia, Inc. (a)	17,300	282,682
Neurocrine Biosciences, Inc. (a)	33,430	1,692,895
Nevro Corp. (a) (b)	30,096	3,141,721
Ophthotech Corp. (a) (b)	8,010	369,501
Otonomy, Inc. (a) (b)	37,858	688,637
Patheon NV (a)	19,728	584,541
Portola Pharmaceuticals, Inc. (a)	22,765	516,993
PRA Health Sciences, Inc. (a)	13,390	756,669
Sarepta Therapeutics, Inc. (a) (b)	7,540	463,031
TESARO, Inc. (a)	32,586	3,266,421
VCA, Inc. (a)	55,700	3,897,886

		20,230,489

		125,720,642

Diversified — 0.4%
Holding Company – Diversified — 0.4%
FCB Financial Holdings, Inc. Class A (a)	46,210	1,775,850

Energy — 4.1%
Energy – Alternate Sources — 1.2%
First Solar, Inc. (a) (b)	38,445	1,518,193
Headwaters, Inc. (a)	155,578	2,632,380

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pattern Energy Group, Inc. (b)	77,870	$1,751,296

		5,901,869

Oil & Gas — 2.4%
Callon Petroleum Co. (a)	175,961	2,762,588
Parsley Energy, Inc. Class A (a)	66,091	2,214,709
Patterson-UTI Energy, Inc.	83,620	1,870,579
QEP Resources, Inc.	67,961	1,327,278
Rice Energy, Inc. (a)	24,340	635,517
Western Refining, Inc.	74,110	1,960,951
WPX Energy, Inc. (a)	122,487	1,615,604

		12,387,226

Oil & Gas Services — 0.5%
Forum Energy Technologies, Inc. (a)	131,730	2,616,158

		20,905,253

Financial — 14.5%
Banks — 3.3%
Ameris Bancorp	52,260	1,826,487
ConnectOne Bancorp, Inc.	71,668	1,294,324
Great Western Bancorp, Inc.	61,290	2,042,183
Pinnacle Financial Partners, Inc.	34,810	1,882,525
South State Corp.	25,010	1,876,750
Texas Capital Bancshares, Inc. (a)	33,050	1,815,106
United Community Banks, Inc.	75,431	1,585,560
Western Alliance Bancorp (a)	119,778	4,496,466

		16,819,401

Commercial Services — 0.2%
CoreLogic, Inc. (a)	24,070	944,025

Diversified Financial — 3.6%
Air Lease Corp.	26,100	745,938
Cohen & Steers, Inc.	30,620	1,309,005
Ellie Mae, Inc. (a)	29,501	3,106,455
Financial Engines, Inc. (b)	16,460	489,027
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	170,781	3,991,152
MarketAxess Holdings, Inc.	33,623	5,567,632
WageWorks, Inc. (a)	17,114	1,042,414
WisdomTree Investments, Inc. (b)	173,028	1,780,458

		18,032,081

Insurance — 2.3%
Argo Group International Holdings Ltd.	31,121	1,755,847
Assurant, Inc.	12,973	1,196,759
Assured Guaranty Ltd.	74,420	2,065,155
eHealth, Inc. (a)	46,492	521,175
First American Financial Corp.	25,033	983,296
Horace Mann Educators Corp.	50,487	1,850,349
Kemper Corp.	3,300	129,756
MGIC Investment Corp. (a)	247,897	1,983,176
Stewart Information Services Corp.	23,630	1,050,354

		11,535,867

	Number of Shares	Value
Real Estate — 1.3%
FirstService Corp.	21,530	$1,005,020
Hilltop Holdings, Inc. (a)	63,990	1,437,216
Kennedy-Wilson Holdings, Inc.	184,722	4,165,481

		6,607,717

Real Estate Investment Trusts (REITS) — 2.7%
Coresite Realty Corp.	19,990	1,480,060
LaSalle Hotel Properties	50,700	1,210,209
Life Storage, Inc.	19,110	1,699,643
MFA Financial, Inc.	236,040	1,765,579
Outfront Media, Inc.	79,100	1,870,715
PS Business Parks, Inc.	18,360	2,085,145
Redwood Trust, Inc.	121,910	1,726,246
Rexford Industrial Realty, Inc.	81,840	1,873,318

		13,710,915

REITS — 0.4%
CyrusOne, Inc.	39,860	1,896,140

Savings & Loans — 0.7%
Sterling Bancorp	194,442	3,402,735

		72,948,881

Industrial — 15.2%
Aerospace & Defense — 2.2%
Astronics Corp. (a)	27,102	1,220,945
Curtiss-Wright Corp.	31,710	2,889,098
HEICO Corp.	20,470	1,416,524
HEICO Corp. Class A	12,819	775,678
MACOM Technology Solutions Holdings, Inc. (a) (b)	65,684	2,781,060
Teledyne Technologies, Inc. (a)	20,830	2,248,182

		11,331,487

Building Materials — 2.6%
Armstrong Flooring, Inc. (a)	55,730	1,052,182
Armstrong World Industries, Inc. (a)	38,410	1,587,101
Lennox International, Inc.	25,890	4,065,507
Louisiana-Pacific Corp. (a)	72,220	1,359,903
Masonite International Corp. (a)	85,349	5,306,147

		13,370,840

Electrical Components & Equipment — 0.3%
Generac Holdings, Inc. (a) (b)	14,140	513,282
SunPower Corp. (a) (b)	94,717	844,876

		1,358,158

Electronics — 0.7%
Coherent, Inc. (a)	14,750	1,630,465
Watts Water Technologies, Inc. Class A	29,030	1,882,305

		3,512,770

Engineering & Construction — 0.5%
Dycom Industries, Inc. (a) (b)	28,640	2,342,179

Environmental Controls — 0.4%
Clean Harbors, Inc. (a)	47,640	2,285,767

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.4%
Astec Industries, Inc.	33,200	$1,987,684

Machinery – Diversified — 1.6%
Altra Industrial Motion Corp.	59,872	1,734,492
Applied Industrial Technologies, Inc.	31,976	1,494,558
BWX Technologies, Inc.	12,280	471,184
The Middleby Corp. (a)	33,592	4,152,643

		7,852,877

Manufacturing — 1.1%
John Bean Technologies Corp.	56,235	3,967,379
Trinseo SA	26,180	1,480,741

		5,448,120

Metal Fabricate & Hardware — 1.1%
Advanced Drainage Systems, Inc.	143,909	3,462,451
Mueller Water Products, Inc. Class A	165,470	2,076,648

		5,539,099

Miscellaneous – Manufacturing — 0.5%
A.O. Smith Corp.	28,170	2,782,914

Packaging & Containers — 0.9%
Berry Plastics Group, Inc. (a)	65,730	2,882,261
Graphic Packaging Holding Co.	118,595	1,659,144

		4,541,405

Transportation — 2.4%
Genesee & Wyoming, Inc. Class A (a)	25,660	1,769,257
Kirby Corp. (a)	54,688	3,399,406
Knight Transportation, Inc.	95,963	2,753,178
Swift Transportation Co. (a) (b)	188,697	4,051,325

		11,973,166

Trucking & Leasing — 0.5%
Aircastle Ltd.	40,130	796,982
GATX Corp. (b)	37,980	1,692,009

		2,488,991

		76,815,457

Technology — 18.6%
Computers — 1.1%
Cadence Design Systems, Inc. (a)	71,600	1,827,948
LogMeIn, Inc.	12,950	1,170,551
MAXIMUS, Inc.	19,959	1,128,881
VeriFone Systems, Inc. (a)	69,130	1,088,106
Virtusa Corp. (a)	19,202	473,905

		5,689,391

Semiconductors — 4.4%
Cavium, Inc. (a) (b)	32,130	1,869,966
Entegris, Inc. (a)	235,406	4,100,773
Inphi Corp. (a)	33,580	1,461,066
Integrated Device Technology, Inc. (a)	26,800	619,080

	Number of Shares	Value
Intersil Corp. Class A	88,500	$1,940,805
Mellanox Technologies Ltd. (a)	6,681	288,953
Microsemi Corp. (a)	50,660	2,126,707
MKS Instruments, Inc.	59,640	2,965,897
Monolithic Power Systems, Inc.	63,320	5,097,260
Semtech Corp. (a)	53,660	1,487,992

		21,958,499

Software — 13.1%
2U, Inc. (a)	20,643	790,421
Allscripts Healthcare Solutions, Inc. (a)	163,480	2,153,032
Aspen Technology, Inc. (a)	38,370	1,795,332
Atlassian Corp. PLC Class A (a)	38,259	1,146,622
Benefitfocus, Inc. (a) (b)	43,150	1,722,548
BroadSoft, Inc. (a)	64,614	3,007,782
Callidus Software, Inc. (a)	78,563	1,441,631
CommVault Systems, Inc. (a)	17,663	938,435
Envestnet, Inc. (a)	36,561	1,332,648
EPAM Systems, Inc. (a)	16,517	1,144,793
Everbridge, Inc. (a)	11,016	185,730
Evolent Health, Inc. Class A (a) (b)	44,810	1,103,222
Fair Isaac Corp.	20,458	2,548,862
Five9, Inc. (a)	52,738	826,932
Globant SA (a) (b)	45,890	1,932,887
Guidewire Software, Inc. (a)	76,394	4,582,112
HubSpot, Inc. (a)	137,094	7,899,356
InterXion Holding NV (a)	38,378	1,390,051
Nutanix, Inc. (a)	14,520	537,240
Nutanix, Inc. Class B (a) (c)	40,062	1,482,294
Omnicell, Inc. (a)	32,440	1,242,452
Paycom Software, Inc. (a) (b)	65,250	3,270,983
Proofpoint, Inc. (a) (b)	70,164	5,251,775
PTC, Inc. (a)	46,680	2,068,391
SS&C Technologies Holdings, Inc	61,164	1,966,423
Talend SA ADR (France) (a)	8,910	233,086
Telogis (a) (c)	251,002	722,886
Tyler Technologies, Inc. (a)	28,267	4,840,158
The Ultimate Software Group, Inc. (a)	22,960	4,692,794
Veeva Systems, Inc. Class A (a)	96,165	3,969,691

		66,220,569

		93,868,459

Utilities — 0.6%
Electric — 0.3%
8Point3 Energy Partners LP	87,635	1,261,944

Gas — 0.3%
South Jersey Industries, Inc.	56,790	1,678,145

		2,940,089

TOTAL COMMON STOCK (Cost $444,217,462)		492,272,360

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 1.2%
Communications — 0.6%
Internet — 0.6%
Draftkings Series D (a) (c)	53,080	$210,728
Draftkings, Inc. Series D 1 (a) (c)	102,640	535,781
The Honest Co. (a) (c)	14,220	531,970
Veracode, Inc. (a) (c)	30,294	804,306
Zuora, Inc. Series F (a) (c)	194,983	855,975

		2,938,760

Technology — 0.6%
Software — 0.6%
Cloudera, Inc. Series F (a) (c)	38,099	683,496
Docusign, Inc. Series B (a) (c)	1,417	27,504
Docusign, Inc. Series B 1 (a) (c)	424	8,230
Docusign, Inc. Series D (a) (c)	1,018	19,759
Docusign, Inc. Series E (a) (c)	22,047	427,932
Marklogic Corp. Series F (a) (c)	77,018	810,229
Telogis (a) (c)	341,823	1,353,619

		3,330,769

TOTAL PREFERRED STOCK (Cost $5,552,222)		6,269,529

TOTAL EQUITIES (Cost $449,769,684)		498,541,889

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Dyax Corp. (a) (c)	20,230	-

TOTAL RIGHTS (Cost $22,455)		-

MUTUAL FUNDS — 11.6%
Diversified Financial — 11.6%
iShares Russell 2000 Index Fund (b)	17,722	2,201,250
State Street Navigator Securities Lending Prime Portfolio (d)	56,217,207	56,217,207

		58,418,457

TOTAL MUTUAL FUNDS (Cost $58,393,158)		58,418,457

TOTAL LONG-TERM INVESTMENTS (Cost $508,185,297)		556,960,346

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (e)	$2,973,145	$2,973,145

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	13,694	13,694

TOTAL SHORT-TERM INVESTMENTS (Cost $2,986,839)		2,986,839

TOTAL INVESTMENTS — 110.9% (Cost $511,172,136) (f)		559,947,185

Other Assets/(Liabilities) — (10.9)%		(54,970,601)

NET ASSETS — 100.0%		$504,976,584

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $54,830,272 or 10.86% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $8,791,182 or 1.74% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $2,973,148. Collateralized by U.S. Government Agency obligations with rates ranging from 1.000% – 1.500%, maturity dates ranging from 5/15/18 – 11/30/19, and an aggregate market value, including accrued interest, of $3,035,278.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 96.5%

COMMON STOCK — 96.5%
Australia — 3.9%
Australia & New Zealand Banking Group Ltd.	54,303	$1,153,046
Goodman Group	81,825	457,069

		1,610,115

Belgium — 2.1%
Anheuser-Busch InBev SA/NV	3,503	459,852
KBC Group NV (a)	6,615	385,072

		844,924

Canada — 1.1%
TransCanada Corp.	9,763	463,686

Cayman Islands — 1.5%
CK Hutchison Holdings Ltd.	48,696	621,303

Chile — 0.5%
Banco Santander Chile Sponsored ADR (Chile)	9,550	197,590

Denmark — 0.5%
Pandora A/S	1,652	200,313

Finland — 2.0%
Outokumpu OYJ (a)	51,008	350,352
UPM-Kymmene OYJ	22,858	482,700

		833,052

France — 13.9%
Air Liquide	4,335	464,502
AXA SA	37,214	791,774
BNP Paribas	17,577	903,734
Cap Gemini SA	4,278	418,960
Natixis SA	73,353	341,882
Renault SA	6,689	549,580
Schneider Electric SE	6,928	483,075
Technip SA	6,078	373,271
Total SA	28,958	1,372,526

		5,699,304

Germany — 7.6%
Bayer AG	3,929	394,644
Brenntag AG	6,522	355,900
Daimler AG	10,764	758,261
HeidelbergCement AG	2,340	221,031
Infineon Technologies AG	18,637	332,544
Siemens AG	8,773	1,026,993

		3,089,373

Hong Kong — 1.5%
China Overseas Land & Investment Ltd.	70,000	239,813
CNOOC Ltd.	303,000	381,780

		621,593

	Number of Shares	Value
Ireland — 0.5%
Ryanair Holdings PLC Sponsored ADR (Ireland)	2,428	$182,173

Israel — 1.3%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	11,299	519,867

Italy — 3.5%
Enel SpA	175,778	783,971
Intesa Sanpaolo SpA	173,693	385,602
Telecom Italia SpA (a)	328,817	272,081

		1,441,654

Japan — 22.5%
Bridgestone Corp.	6,400	236,048
Daikin Industries Ltd.	7,000	652,164
Daiwa House Industry Co. Ltd.	23,400	640,905
Dentsu, Inc.	6,500	328,975
DMG Mori Co. Ltd.	16,600	173,064
Honda Motor Co. Ltd.	23,700	682,324
Japan Airlines Co. Ltd.	11,200	329,717
Mitsubishi Corp.	13,600	309,141
Mitsubishi UFJ Financial Group, Inc.	200,900	1,013,064
Mitsui Fudosan Co. Ltd.	24,000	511,025
NGK Spark Plug Co., Ltd.	12,700	223,748
NH Foods Ltd.	12,000	289,478
Nippon Telegraph & Telephone Corp.	17,500	799,232
Sompo Japan Nipponkoa Holdings, Inc.	14,600	432,013
Sony Corp.	8,700	284,267
Sumitomo Electric Industries Ltd.	32,300	456,805
Sumitomo Mitsui Financial Group, Inc.	9,200	310,067
Sumitomo Mitsui Trust Holdings, Inc.	12,200	395,927
Suzuken Co. Ltd.	5,700	188,128
Suzuki Motor Corp.	17,400	582,496
Yamato Holdings Co. Ltd.	16,100	374,726

		9,213,314

Luxembourg — 0.9%
ArcelorMittal (a)	61,307	374,387

Netherlands — 4.3%
Airbus Group SE	6,570	397,411
ASR Nederland NV (a)	12,761	259,357
ING Groep NV	60,505	745,849
NN Group NV	10,915	335,010

		1,737,627

Norway — 1.2%
Norsk Hydro ASA	108,140	466,533

Republic of Korea — 1.4%
Samsung Electronics Co., Ltd.	400	582,979

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Spain — 1.0%
Bankia SA	517,073	$424,023

Sweden — 1.7%
Nordea Bank AB	68,934	683,740

Switzerland — 3.6%
LafargeHolcim Ltd.	5,310	286,631
Roche Holding AG	1,558	385,973
Zurich Insurance Group AG	3,059	787,185

		1,459,789

United Kingdom — 20.0%
Barratt Developments PLC	36,941	237,195
British American Tobacco PLC	8,266	528,630
Centrica PLC	140,201	414,688
GlaxoSmithKline PLC	50,399	1,074,024
InterContinental Hotels Group PLC	4,792	197,644
Lloyds Banking Group PLC	284,163	201,247
National Grid PLC	29,158	412,094
Prudential PLC	40,422	717,429
Rio Tinto PLC	20,841	693,484
Royal Dutch Shell PLC Class A	53,396	1,325,182
Shire PLC	8,374	541,252
Standard Chartered PLC (a)	52,469	427,292
Vodafone Group PLC	328,695	942,492
Wolseley PLC	8,360	471,231

		8,183,884

TOTAL COMMON STOCK (Cost $38,899,939)		39,451,223

TOTAL EQUITIES (Cost $38,899,939)		39,451,223

TOTAL LONG-TERM INVESTMENTS (Cost $38,899,939)		39,451,223

	Principal Amount
SHORT-TERM INVESTMENTS — 4.5%
Repurchase Agreement — 4.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	1,840,418	1,840,418

TOTAL SHORT-TERM INVESTMENTS (Cost $1,840,418)		1,840,418

TOTAL INVESTMENTS — 101.0% (Cost $40,740,357) (c)		41,291,641

Other Assets/(Liabilities) — (1.0)%		(391,675)

NET ASSETS — 100.0%		$40,899,966

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,840,420. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 11/30/19, and an aggregate market value, including accrued interest, of $1,878,581.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 97.8%
Australia — 7.1%
The AGL Energy Ltd.	12,913	$188,619
Alumina Ltd.	46,923	52,557
Amcor Ltd.	22,105	257,033
AMP Ltd.	59,944	243,180
APA Group	21,238	138,833
Aristocrat Leisure Ltd.	10,381	125,931
ASX Ltd.	3,623	133,915
Aurizon Holdings Ltd.	39,115	140,882
AusNet Services	34,713	43,671
Australia & New Zealand Banking Group Ltd.	57,384	1,218,466
Bank of Queensland Ltd.	7,299	63,613
Bendigo and Adelaide Bank Ltd.	8,738	72,177
BHP Billiton Ltd.	63,213	1,093,588
Boral Ltd.	14,147	73,329
Brambles Ltd.	31,822	292,609
Caltex Australia Ltd.	4,986	131,618
Challenger Ltd.	10,976	85,655
CIMIC Group Ltd.	1,870	41,349
Coca-Cola Amatil Ltd.	11,152	87,645
Cochlear Ltd.	1,094	118,594
Commonwealth Bank of Australia	33,685	1,873,412
Computershare Ltd.	8,934	70,723
Crown Resorts Ltd.	7,032	70,747
CSL Ltd.	9,017	740,523
Dexus Property Group	18,545	130,404
Domino’s Pizza Enterprises Ltd.	1,179	63,658
DUET Group	47,031	90,552
Flight Centre Travel Group Ltd.	1,073	30,053
Fortescue Metals Group Ltd.	29,777	113,449
Goodman Group	33,836	189,006
The GPT Group	34,135	132,475
Harvey Norman Holdings Ltd.	10,871	43,389
Healthscope Ltd.	33,633	79,682
Incitec Pivot Ltd.	32,048	69,501
Insurance Australia Group Ltd.	49,579	208,169
LendLease Group	10,490	113,118
Macquarie Group Ltd.	6,072	382,497
Medibank Pvt. Ltd.	51,860	98,650
Mirvac Group	71,111	122,172
National Australia Bank Ltd.	52,046	1,114,817
Newcrest Mining Ltd.	15,511	257,684
Orica Ltd.	7,112	82,972
Origin Energy Ltd.	33,410	139,378
Platinum Asset Management Ltd.	3,880	15,004
Qantas Airways Ltd.	10,777	25,852
QBE Insurance Group Ltd.	28,214	201,290
Ramsay Health Care Ltd.	2,724	165,469
REA Group Ltd.	1,007	43,659
Rio Tinto Ltd.	8,528	338,260

	Number of Shares	Value
Santos Ltd.	30,206	$84,945
Scentre Group	105,812	381,491
Seek Ltd.	6,268	74,868
Sonic Healthcare Ltd.	7,526	127,126
South32 Ltd.	52,452	99,200
South32 Ltd.	49,373	91,483
Stockland	45,500	166,073
Suncorp Group Ltd.	26,071	242,338
Sydney Airport	20,590	110,635
Tabcorp Holdings Ltd.	16,118	61,687
Tatts Group Ltd.	28,344	79,325
Telstra Corp. Ltd.	85,584	339,910
TPG Telecom Ltd.	6,332	42,018
Transurban Group	40,533	353,465
Treasury Wine Estates Ltd.	14,141	119,658
Vicinity Centres	64,148	156,059
Vocus Communications Ltd.	9,335	44,835
Wesfarmers Ltd.	22,195	750,899
Westfield Corp.	39,671	295,805
Westpac Banking Corp.	65,556	1,490,319
Woodside Petroleum Ltd.	15,232	334,876
Woolworths Ltd.	25,315	452,241

		17,509,085

Austria — 0.2%
Andritz AG	1,352	73,592
Erste Group Bank AG	5,702	168,877
OMV AG	2,802	80,649
Raiffeisen Bank International AG (a)	2,218	33,774
Voestalpine AG	2,167	74,919

		431,811

Belgium — 1.3%
Ageas	3,668	133,770
Anheuser-Busch InBev SA/NV	15,789	2,072,681
Colruyt SA	1,275	70,697
Groupe Bruxelles Lambert SA	1,510	133,869
KBC Group NV (a)	5,029	292,748
Proximus SADP	2,820	84,134
Solvay SA	1,403	162,143
Telenet Group Holding NV (a)	1,050	54,765
UCB SA	2,407	186,110
Umicore SA	1,795	112,576

		3,303,493

Bermuda — 0.4%
Cheung Kong Infrastructure Holdings Ltd.	13,000	112,609
First Pacific Co. Ltd.	39,750	28,458
Hongkong Land Holdings Ltd.	22,400	159,725
Jardine Matheson Holdings Ltd.	5,000	303,731
Kerry Properties Ltd.	13,000	42,823
Li & Fung Ltd.	114,000	58,746
Noble Group Ltd. (a)	128,700	14,560
NWS Holdings Ltd.	29,612	49,604

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shangri-La Asia Ltd.	32,000	$35,209
Yue Yuen Industrial Holdings Ltd.	14,500	60,121

		865,586

Cayman Islands — 0.6%
ASM Pacific Technology Ltd.	4,700	38,837
Cheung Kong Property Holdings Ltd.	53,245	392,689
CK Hutchison Holdings Ltd.	53,245	679,342
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	3,700	59,607
MGM China Holdings Ltd.	15,200	26,669
Sands China Ltd.	46,400	203,252
WH Group Ltd. (b)	111,000	89,790
Wynn Macau Ltd.	30,400	50,794

		1,540,980

Denmark — 1.7%
AP Moeller - Maersk A/S Class A	73	102,878
AP Moeller - Maersk A/S Class B	122	179,450
Carlsberg A/S Class B	2,040	194,897
Chr Hansen Holding A/S	1,872	111,278
Coloplast A/S Class B	2,244	174,015
Danske Bank A/S	13,660	400,030
DSV A/S	3,931	196,303
Genmab A/S (a)	1,079	184,904
ISS A/S	3,223	134,091
Novo Nordisk A/S Class B	37,566	1,565,205
Novozymes A/S	4,387	192,934
Pandora A/S	2,244	272,095
TDC A/S	15,586	91,897
Tryg A/S	2,126	42,784
Vestas Wind Systems A/S	4,410	364,351
William Demant Holding A/S (a)	2,346	47,889

		4,255,001

Finland — 1.0%
Elisa OYJ	2,709	99,902
Fortum OYJ	8,417	135,959
Kone OYJ	6,700	339,952
Metso OYJ	2,127	62,047
Neste OYJ	2,438	103,902
Nokia OYJ	104,665	606,649
Nokia OYJ	10,433	60,346
Nokian Renkaat OYJ	2,170	79,098
Orion OYJ Class B	1,961	77,297
Sampo OYJ	8,850	393,664
Stora Enso OYJ Class R	10,461	92,887
UPM-Kymmene OYJ	10,134	214,003
Wartsila OYJ Abp	2,770	124,677

		2,390,383

France — 9.1%
Accor SA	3,243	128,635
Aeroports de Paris	555	55,039
Air Liquide	7,634	817,981

	Number of Shares	Value
Alstom SA (a)	2,928	$77,443
Arkema	1,300	120,250
Atos SE	1,673	180,269
AXA SA	38,120	811,050
BNP Paribas	20,848	1,071,915
Bollore SA	16,027	55,722
Bouygues SA	3,953	130,975
Bureau Veritas SA	4,982	106,866
Cap Gemini SA	3,265	319,753
Carrefour SA	11,160	288,965
Casino Guichard-Perrachon SA	1,070	51,970
Christian Dior SE	1,034	185,279
Cie Generale d’Optique Essilor International SA	4,063	523,980
Cie Generale des Etablissements Michelin Class B	3,614	399,635
CNP Assurances	3,234	54,330
Compagnie de Saint-Gobain	9,799	423,055
Credit Agricole SA	21,788	214,973
Danone SA	11,627	862,402
Dassault Systemes SA	2,437	211,425
Edenred	3,962	92,642
Eiffage SA	1,118	86,858
Electricite de France SA	4,705	57,240
Engie SA	28,944	448,371
Eurazeo SA	733	42,521
Eutelsat Communications SA	3,335	69,046
Fonciere Des Regions	642	59,830
Gecina SA	785	123,430
Groupe Eurotunnel SE	8,829	95,449
Hermes International	536	218,075
ICADE	718	56,000
Iliad SA	506	106,180
Imerys SA	649	46,871
Ingenico Group	1,041	90,945
JCDecaux SA	1,402	45,261
Kering	1,524	307,101
Klepierre	4,489	205,743
L’Oreal SA	4,956	935,668
Lagardere S.C.A	2,265	57,669
Legrand SA	5,321	313,729
LVMH Moet Hennessy Louis Vuitton SE	5,492	936,264
Natixis SA	17,966	83,735
Orange SA	39,203	613,459
Pernod-Ricard SA	4,197	496,576
Peugeot SA (a)	9,193	140,339
Publicis Groupe SA	3,816	288,581
Remy Cointreau SA	385	32,856
Renault SA	3,849	316,241
Rexel SA	5,751	88,023
Safran SA	6,190	445,081
Sanofi	22,752	1,733,526
Schneider Electric SE	10,769	750,900

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Schneider Electric SE	253	$17,649
SCOR SE	3,110	96,668
SFR Group SA	2,098	61,645
Societe BIC SA	538	79,564
Societe Generale SA	15,159	523,146
Sodexo SA	1,789	212,929
Suez	6,346	104,662
Technip SA	2,100	128,968
Thales SA	2,155	198,498
Total SA	43,809	2,076,421
Unibail-Rodamco SE	1,744	470,189
Unibail-Rodamco SE	213	57,426
Valeo SA	4,553	265,512
Veolia Environnement SA	8,680	199,656
Vinci SA	9,955	761,215
Vivendi SA	23,015	463,774
Wendel SA	536	62,590
Zodiac Aerospace	3,884	94,570

		22,351,204

Germany — 8.4%
Adidas AG	3,685	639,559
Allianz SE	8,938	1,326,692
Axel Springer SE	777	39,788
BASF SE	17,970	1,536,752
Bayer AG	16,195	1,626,688
Bayerische Motoren Werke AG	6,479	544,483
Beiersdorf AG	1,895	178,739
Brenntag AG	2,898	158,141
Commerzbank AG	19,941	128,562
Continental AG	2,156	453,289
Covestro AG (b)	1,304	77,105
Daimler AG	18,830	1,326,464
Deutsche Bank AG (a)	27,339	355,689
Deutsche Boerse AG (a)	7,120	576,520
Deutsche Lufthansa AG	4,597	51,153
Deutsche Post AG	18,902	590,721
Deutsche Telekom AG	63,006	1,056,192
Deutsche Wohnen AG	6,790	246,822
E.ON SE	40,065	283,651
Evonik Industries AG	3,035	102,579
Fraport AG Frankfurt Airport Services Worldwide	750	40,980
Fresenius Medical Care AG & Co. KGaA	4,343	379,094
Fresenius SE & Co. KGaA	8,077	644,264
GEA Group AG	3,710	205,788
Hannover Rueck SE	1,126	120,617
HeidelbergCement AG	2,827	267,032
Henkel AG & Co. KGaA	2,088	243,008
Hochtief AG	379	53,439
Hugo Boss AG	1,233	68,187
Infineon Technologies AG	22,429	400,205
K+S AG	3,542	67,297

	Number of Shares	Value
Lanxess AG	1,698	$105,453
Linde AG	3,655	621,149
MAN SE	649	68,413
Merck KGaA	2,578	277,812
Metro AG	3,315	98,640
Muenchener Rueckversicherungs-Gesellschaft AG Registered	3,137	585,050
OSRAM Licht AG	1,652	96,981
ProSiebenSat.1 Media SE	4,469	191,389
RWE AG (a)	9,185	158,259
SAP SE	19,239	1,750,518
Siemens AG	14,975	1,753,018
Symrise AG	2,520	184,700
Telefonica Deutschland Holding AG	13,570	54,549
ThyssenKrupp AG	6,904	164,612
TUI AG	4,751	67,553
TUI AG	4,761	67,854
United Internet AG	2,290	101,317
Volkswagen AG	602	87,341
Vonovia SE	9,254	350,411
Zalando SE (a) (b)	1,598	66,675

		20,641,194

Hong Kong — 2.5%
AIA Group Ltd.	236,780	1,586,452
The Bank of East Asia Ltd.	22,883	93,400
BOC Hong Kong Holdings Ltd.	75,000	254,674
Cathay Pacific Airways Ltd.	24,000	33,524
CLP Holdings Ltd.	32,499	337,409
Galaxy Entertainment Group Ltd.	45,000	171,228
Hang Lung Properties Ltd.	43,000	97,607
Hang Seng Bank Ltd.	15,300	274,772
Henderson Land Development Co. Ltd.	20,442	122,181
HK Electric Investments & HK Electric Investments Ltd. (b)	50,706	49,984
HKT Trust & HKT Ltd.	49,840	70,462
Hong Kong & China Gas Co. Ltd.	152,751	289,093
Hong Kong Exchanges and Clearing Ltd.	22,839	602,480
Hysan Development Co. Ltd.	12,035	56,535
The Link REIT	44,723	329,990
MTR Corp.	29,956	165,810
New World Development Ltd.	109,111	142,876
PCCW Ltd.	80,136	49,257
Power Assets Holdings Ltd.	26,500	259,566
Sino Land Co. Ltd.	58,044	103,546
SJM Holdings Ltd.	33,000	24,408
Sun Hung Kai Properties Ltd.	28,258	430,662
Swire Pacific Ltd. Class A	10,500	113,647
Swire Properties Ltd.	22,396	65,905
Techtronic Industries Co.	25,903	101,583
The Wharf Holdings Ltd.	26,000	190,508
Wheelock & Co. Ltd.	16,000	95,046

		6,112,605

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ireland — 0.7%
Bank of Ireland (a)	531,212	$110,674
CRH PLC	14,912	498,605
CRH PLC	1,480	49,076
DCC PLC	1,687	153,802
Experian PLC	19,152	383,726
James Hardie Industries NV	8,484	133,077
Kerry Group PLC Class A	3,044	253,618
Paddy Power Betfair PLC	1,535	173,641

		1,756,219

Israel — 0.6%
Azrieli Group Ltd.	811	35,591
Bank Hapoalim B.M.	20,244	114,784
Bank Leumi Le-Israel BM (a)	27,328	103,855
Bezeq Israeli Telecommunication Corp. Ltd.	40,044	75,480
Check Point Software Technologies Ltd. (a)	2,500	194,025
Israel Chemicals Ltd.	9,724	37,840
Mizrahi Tefahot Bank Ltd.	2,615	33,246
Nice Ltd.	1,151	76,968
Taro Pharmaceutical Industries Ltd. (a)	300	33,153
Teva Pharmaceutical Industries Ltd.	17,393	807,798

		1,512,740

Italy — 1.7%
Assicurazioni Generali SpA	23,434	285,976
Atlantia SpA	8,400	213,277
Enel SpA	150,383	670,710
Eni SpA	50,161	722,856
Exor SpA	2,086	84,545
Intesa Sanpaolo SpA	250,593	556,321
Intesa Sanpaolo SpA	17,866	37,424
Leonardo-Finmeccanica SpA (a)	7,691	87,243
Luxottica Group SpA	3,227	154,189
Mediobanca SpA	10,746	69,982
Poste Italiane SpA (b)	9,794	67,186
Prysmian SpA	3,694	96,796
Saipem SpA (a)	115,786	49,012
Snam SpA	49,441	273,915
Telecom Italia SpA (a)	209,879	173,665
Telecom Italia SpA — RSP	113,863	77,281
Terna Rete Elettrica Nazionale SpA	28,674	147,847
UniCredit SpA	100,115	233,334
Unione di Banche Italiane SpA	17,275	39,828
UnipolSai SpA	21,208	34,508

		4,075,895

Japan — 23.5%
ABC-Mart, Inc.	600	40,778
Acom Co. Ltd. (a)	7,500	35,328
Aeon Co. Ltd.	13,500	199,171
AEON Financial Service Co, Ltd.	2,100	36,589
Aeon Mall Co. Ltd.	2,200	34,739

	Number of Shares	Value
Air Water, Inc.	3,000	$56,614
Aisin Seiki Co.	3,600	164,846
Ajinomoto Co., Inc.	11,200	249,486
Alfresa Holdings Corp.	3,600	76,150
All Nippon Airways Co. Ltd.	23,000	62,520
Alps Electric Co. Ltd.	3,600	86,561
Amada Holdings Co. Ltd.	6,500	67,519
Aozora Bank Ltd.	22,000	75,780
Asahi Glass Co. Ltd.	19,000	123,016
Asahi Group Holdings Ltd.	7,400	269,329
Asahi Kasei Corp.	24,000	191,233
Ashikaga Holdings Co. Ltd.	5,500	19,711
Asics Corp.	3,000	60,319
Astellas Pharma, Inc.	41,600	649,664
Bandai Namco Holdings, Inc.	3,800	116,216
The Bank of Kyoto Ltd.	6,000	43,995
Benesse Holdings, Inc.	1,300	33,181
Bridgestone Corp.	12,900	475,784
Brother Industries Ltd.	4,500	79,262
Calbee, Inc.	1,500	56,724
Canon, Inc.	21,100	611,559
Casio Computer Co. Ltd.	4,400	61,715
Central Japan Railway Co.	2,800	479,042
The Chiba Bank Ltd.	13,000	73,877
Chubu Electric Power Co., Inc.	12,400	180,540
Chugai Pharmaceutical Co. Ltd.	4,300	155,267
The Chugoku Bank Ltd.	3,200	39,050
The Chugoku Electric Power Co., Inc.	5,400	67,873
Concordia Financial Group Ltd.	22,100	96,605
Credit Saison Co. Ltd.	2,800	46,443
CYBERDYNE, Inc. (a)	2,000	31,323
Dai Nippon Printing Co. Ltd.	10,000	97,997
The Dai-ichi Life Insurance Co. Ltd.	21,700	297,839
Daicel Corp.	5,300	67,190
Daiichi Sankyo Co. Ltd.	12,100	289,874
Daikin Industries Ltd.	4,700	437,881
Daito Trust Construction Co. Ltd.	1,400	223,739
Daiwa House Industry Co. Ltd.	11,400	312,236
Daiwa House REIT Investment Co.	26	76,394
Daiwa Securities Group, Inc.	34,000	191,464
Denso Corp.	9,600	383,252
Dentsu, Inc.	4,100	207,508
Don Quijote Holdings Co. Ltd.	2,200	80,632
East Japan Railway	6,600	595,040
Eisai Co. Ltd.	5,000	312,504
Electric Power Development Co. Ltd.	2,800	67,253
FamilyMart Co. Ltd.	1,600	106,145
Fanuc Corp.	3,900	660,063
Fast Retailing Co. Ltd.	1,000	322,001
Fuji Electric Co. Ltd.	11,000	50,398
Fuji Heavy Industries Ltd.	12,200	458,163
FUJIFILM Holdings Corp.	8,400	310,880
Fujitsu LTD	38,000	205,142
Fukuoka Financial Group, Inc.	15,000	62,306

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
GungHo Online Entertainment, Inc.	7,900	$19,361
The Hachijuni Bank Ltd.	7,700	40,153
Hakuhodo DY Holdings, Inc.	4,100	47,876
Hamamatsu Photonics KK	2,700	82,950
Hankyu Hanshin Holdings, Inc.	4,600	158,155
Hikari Tsushin, Inc.	400	37,080
Hino Motors Ltd.	4,900	52,459
Hirose Electric Co. Ltd.	600	78,863
The Hiroshima Bank Ltd.	9,000	37,347
Hisamitsu Pharmaceutical Co., Inc.	1,200	64,770
Hitachi Chemical Co. Ltd.	2,000	45,840
Hitachi Construction Machinery Co. Ltd.	2,100	41,853
Hitachi High-Technologies Corp.	1,300	51,818
Hitachi Ltd.	96,000	449,004
Hitachi Metals Ltd.	4,100	50,108
Hokuriku Electric Power Co.	3,300	40,218
Honda Motor Co. Ltd.	32,100	924,161
Hoshizaki Corp.	1,000	91,338
Hoya Corp.	8,100	325,289
Hulic Co. Ltd.	5,600	57,153
Idemitsu Kosan Co. Ltd.	1,700	35,025
IHI Corp.	28,000	81,318
Iida Group Holdings Co. Ltd.	2,900	58,295
Inpex Corp.	18,000	163,194
Isetan Mitsukoshi Holdings Ltd.	6,400	62,989
Isuzu Motors Ltd.	11,300	132,885
ITOCHU Corp.	29,900	374,556
The Iyo Bank Ltd.	4,600	27,833
J Front Retailing Co. Ltd.	4,600	60,273
Japan Airlines Co. Ltd.	2,400	70,654
Japan Airport Terminal Co. Ltd.	900	34,215
Japan Exchange Group, Inc.	9,800	153,347
Japan Post Bank Co. Ltd.	8,800	104,516
Japan Post Holdings Co. Ltd.	9,600	120,626
Japan Prime Realty Investment Corp.	16	72,213
Japan Real Estate Investment Corp.	25	149,359
Japan Retail Fund Investment Corp.	49	121,038
Japan Tobacco, Inc.	21,700	886,555
JFE Holdings, Inc.	10,000	145,806
JGC Corp.	4,000	69,516
The Joyo Bank Ltd. (c)	12,000	51,477
JSR Corp.	3,700	58,147
JTEKT Corp.	4,200	63,128
JX Holdings, Inc.	40,700	164,296
Kajima Corp.	17,000	118,822
Kakaku.com, Inc.	2,700	48,752
Kamigumi Co. Ltd.	4,000	34,853
Kaneka Corp.	5,000	39,600
The Kansai Electric Power Co., Inc. (a)	13,500	122,626
Kansai Paint Co. Ltd.	4,100	89,812
Kao Corp.	9,900	557,627
Kawasaki Heavy Industries Ltd.	27,000	83,626

	Number of Shares	Value
KDDI Corp.	36,100	$1,110,890
Keihan Holdings Co, Ltd.	10,000	69,901
Keikyu Corp.	9,000	93,816
Keio Corp.	11,000	96,065
Keisei Electric Railway Co. Ltd.	2,500	62,391
Keyence Corp.	900	655,035
Kikkoman Corp.	3,000	95,809
Kintetsu Group Holdings Co. Ltd.	35,000	146,715
Kirin Holdings Co. Ltd.	15,700	259,933
Kobe Steel Ltd. (a)	6,000	54,306
Koito Manufacturing Co. Ltd.	2,100	102,236
Komatsu Ltd.	18,300	419,327
Konami Holdings Corp.	1,800	69,699
Konica Minolta Holding, Inc.	8,600	72,957
Kose Corp.	600	61,492
Kubota Corp.	21,200	320,469
Kuraray Co. Ltd.	6,700	99,448
Kurita Water Industries Ltd.	1,900	45,178
Kyocera Corp.	6,400	307,038
Kyowa Hakko Kirin Co. Ltd.	4,900	77,156
Kyushu Electric Power Co, Inc.	8,200	76,270
Kyushu Financial Group, Inc.	6,700	45,726
Lawson, Inc.	1,200	94,553
Lixil Group Corp.	5,100	109,401
M3, Inc.	3,700	126,007
Mabuchi Motor Co. Ltd.	900	49,864
Makita Corp.	2,300	163,567
Marubeni Corp.	31,700	162,513
Marui Group Co. Ltd.	4,000	52,820
Maruichi Steel Tube Ltd.	1,100	37,999
Mazda Motor Corp.	10,900	167,470
McDonald’s Holdings Co. Japan Ltd.	1,300	38,309
Medipal Holdings Corp.	3,300	57,082
MEIJI Holdings Co. Ltd.	2,200	217,641
Minebea Co. Ltd.	6,500	61,551
Miraca Holdings, Inc.	1,100	54,848
Mitsubishi Chemical Holding Corp.	25,800	162,201
Mitsubishi Corp.	29,800	677,382
Mitsubishi Electric Corp.	38,000	486,495
Mitsubishi Estate Co. Ltd.	25,000	468,682
Mitsubishi Gas Chemical Co., Inc.	3,500	50,050
Mitsubishi Heavy Industries Ltd.	65,000	271,774
Mitsubishi Logistics Corp.	2,000	28,840
Mitsubishi Materials Corp.	2,100	57,395
Mitsubishi Motors Corp.	13,100	61,036
Mitsubishi Tanabe Pharma Corp.	4,300	91,908
Mitsubishi UFJ Financial Group, Inc.	250,800	1,264,691
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,500	39,001
Mitsui & Co. Ltd.	33,800	467,521
Mitsui Chemicals, Inc.	18,000	85,787
Mitsui Fudosan Co. Ltd.	18,000	383,269
Mitsui OSK Lines Ltd.	22,000	51,197

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mitsui Sumitomo Insurance Group Holdings, Inc.	10,200	$284,546
Mixi, Inc.	900	32,444
Mizuho Financial Group, Inc.	468,600	782,934
Murata Manufacturing Co. Ltd.	3,800	495,649
Nabtesco Corp.	2,100	59,451
Nagoya Railroad Co. Ltd.	18,000	97,818
NEC Corp.	50,000	129,175
Nexon Co. Ltd.	3,300	51,564
NGK Insulators Ltd.	5,000	103,534
NGK Spark Plug Co., Ltd.	3,400	59,901
NH Foods Ltd.	4,000	96,493
NHK Spring Co. Ltd.	4,000	38,736
Nidec Corp.	4,700	432,405
Nikon Corp.	6,500	97,073
Nintendo Co. Ltd.	2,200	582,134
Nippon Building Fund, Inc.	27	170,870
Nippon Electric Glass Co. Ltd.	8,000	41,422
Nippon Express Co. Ltd.	16,000	74,765
Nippon Paint Holdings Co. Ltd.	3,100	104,004
Nippon Prologis REIT, Inc.	30	75,885
Nippon Steel & Sumitomo Metal Corp.	16,200	332,650
Nippon Telegraph & Telephone Corp.	13,600	621,117
Nippon Yusen KK	31,000	58,045
Nissan Motor Co. Ltd.	48,900	478,858
Nisshin Seifun Group, Inc.	3,700	56,299
Nissin Foods Holdings Co. Ltd.	1,100	66,713
Nitori Holdings Co. Ltd.	1,600	191,434
Nitto Denko Corp.	3,300	214,177
NOK Corp.	1,800	39,433
Nomura Holdings, Inc.	72,400	324,011
Nomura Real Estate Holdings, Inc.	2,400	40,495
Nomura Real Estate Master Fund, Inc.	76	126,974
Nomura Research Institute Ltd.	2,300	79,367
NSK Ltd.	8,400	86,201
NTT Data Corp.	2,400	119,953
NTT DOCOMO, Inc.	27,300	692,173
NTT Urban Development Corp.	2,200	21,238
Obayashi Corp.	12,400	122,912
Obic Co. Ltd.	1,200	63,842
Odakyu Electric Railway Co. Ltd.	6,200	137,937
Oji Holdings Corp.	15,000	59,354
Olympus Corp.	5,600	195,361
Omron Corp.	3,700	132,950
Ono Pharmaceutical Co. Ltd.	8,400	233,223
Oracle Corp.	700	39,515
Oriental Land Co. Ltd.	4,200	255,519
ORIX Corp.	26,300	388,068
Osaka Gas Co. Ltd.	36,000	150,991
Otsuka Corp.	1,000	47,465
Otsuka Holdings Co. Ltd.	7,800	355,784
Panasonic Corp.	43,700	437,251
Park24 Co. Ltd.	1,900	61,737
Pola Orbis Holdings, Inc.	400	35,834

	Number of Shares	Value
Rakuten, Inc.	17,700	$230,244
Recruit Holdings Co. Ltd.	7,300	296,970
Resona Holdings, Inc.	41,800	175,791
Ricoh Co. Ltd.	12,800	115,675
Rinnai Corp.	800	74,300
Rohm Co. Ltd.	1,700	89,611
Ryohin Keikaku Co. Ltd.	500	100,722
Sankyo Co. Ltd.	900	30,729
Santen Pharmaceutical Co. Ltd.	7,100	104,705
SBI Holdings, Inc.	3,842	45,825
Secom Co. Ltd.	4,200	313,433
Sega Sammy Holdings, Inc.	3,600	51,268
Seibu Holdings, Inc.	3,300	54,445
Seiko Epson Corp.	5,400	104,082
Sekisui Chemical Co. Ltd.	7,900	113,544
Sekisui House Ltd.	11,600	197,466
Seven & I Holdings Co. Ltd.	14,900	704,171
Seven Bank Ltd.	10,800	34,571
Sharp Corp. (a)	28,000	37,577
Shikoku Electric Power Co., Inc. (a)	3,300	32,598
Shimadzu Corp.	5,000	76,072
Shimamura Co. Ltd.	400	48,502
Shimano, Inc.	1,500	222,359
Shimizu Corp.	12,000	107,070
Shin-Etsu Chemical Co. Ltd.	7,700	537,587
Shinsei Bank Ltd.	34,000	51,403
Shionogi & Co. Ltd.	6,000	306,685
Shiseido Co. Ltd.	7,800	206,269
The Shizuoka Bank Ltd.	10,000	80,072
Showa Shell Sekiyu KK	3,500	32,477
SMC Corp.	1,200	346,164
SoftBank Group Corp.	18,900	1,224,377
Sohgo Security Services Co. Ltd.	1,300	69,819
Sompo Japan Nipponkoa Holdings, Inc.	6,700	198,253
Sony Corp.	24,900	813,591
Sony Financial Holdings, Inc.	3,300	45,436
Stanley Electric Co. Ltd.	2,900	78,004
Start Today Co. Ltd.	3,300	56,519
Sumitomo Chemical Co. Ltd.	30,000	133,397
Sumitomo Corp.	22,800	254,593
Sumitomo Dainippon Pharma Co. Ltd.	3,000	57,998
Sumitomo Electric Industries Ltd.	14,400	203,653
Sumitomo Heavy Industries Ltd.	10,000	49,274
Sumitomo Metal Mining Co. Ltd.	10,000	138,249
Sumitomo Mitsui Financial Group, Inc.	26,500	893,128
Sumitomo Mitsui Trust Holdings, Inc.	6,800	220,681
Sumitomo Realty & Development Co. Ltd.	7,000	181,354
Sumitomo Rubber Industries Ltd.	3,300	49,906
Sundrug Co. Ltd.	700	58,527
Suntory Beverage & Food Ltd.	2,600	112,806
Suruga Bank Ltd.	3,300	79,134

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Suzuken Co. Ltd.	1,500	$49,507
Suzuki Motor Corp.	7,000	234,338
Sysmex Corp.	3,000	222,259
T&D Holdings, Inc.	11,000	124,020
Taiheiyo Cement Corp.	23,000	66,320
Taisei Corp.	20,000	149,730
Taisho Pharmaceutical Holdings Co. Ltd.	700	71,711
Taiyo Nippon Sanso Corp.	2,500	26,065
Takashimaya Co. Ltd.	6,000	49,233
Takeda Pharmaceutical Co. Ltd.	14,000	670,121
TDK Corp.	2,400	160,538
Teijin Ltd.	3,600	69,826
Terumo Corp.	6,900	264,504
THK Co. Ltd.	2,300	45,307
Tobu Railway Co. Ltd.	19,000	96,693
Toho Co. Ltd.	2,200	73,016
Toho Gas Co. Ltd.	7,000	65,525
Tohoku Electric Power Co., Inc.	8,800	114,767
Tokio Marine Holdings, Inc.	13,500	517,338
The Tokyo Electric Power Co Holdings, Inc. (a)	27,900	120,664
Tokyo Electron Ltd.	3,000	264,738
Tokyo Gas Co. Ltd.	39,000	173,524
Tokyo Tatemono Co. Ltd.	4,000	48,047
Tokyu Corp.	22,000	167,712
Tokyu Fudosan Holdings Corp.	9,700	52,711
TonenGeneral Sekiyu KK	6,000	60,766
Toppan Printing Co. Ltd.	10,000	90,228
Toray Industries, Inc.	30,000	291,881
Toshiba Corp. (a)	82,000	273,978
TOTO Ltd.	2,700	101,753
Toyo Seikan Group Holdings Ltd.	3,100	54,618
Toyo Suisan Kaisha Ltd.	1,700	72,029
Toyoda Gosei Co. Ltd.	1,300	30,255
Toyota Industries Corp.	3,100	143,840
Toyota Motor Corp.	52,400	3,038,872
Toyota Tsusho Corp.	4,100	95,100
Trend Micro, Inc.	2,100	73,157
Tsuruha Holdings, Inc.	700	81,003
Unicharm Corp.	8,300	215,000
United Urban Investment Corp.	56	101,983
USS Co. Ltd.	4,200	70,997
West Japan Railway Co.	3,300	204,285
Yahoo! Japan Corp.	26,800	106,706
Yakult Honsha Co. Ltd.	1,700	76,569
Yamada Denki Co. Ltd.	12,000	59,518
Yamaguchi Financial Group, Inc.	4,000	42,624
Yamaha Corp.	3,200	103,223
Yamaha Motor Co. Ltd.	5,300	107,284
Yamato Holdings Co. Ltd.	7,300	169,907
Yamazaki Baking Co. Ltd.	2,500	61,202

	Number of Shares	Value
Yaskawa Electric Corp.	4,900	$73,223
Yokogawa Electric Corp.	4,400	58,549
The Yokohama Rubber Co. Ltd.	2,100	33,570

		58,108,300

Luxembourg — 0.3%
ArcelorMittal (a)	37,535	229,217
Millicom International Cellular SA	1,252	64,904
RTL Group	709	58,838
SES SA	6,967	170,889
Tenaris SA	8,997	127,830

		651,678

Mauritius — 0.0%
Golden Agri-Resources Ltd.	136,900	35,862

Netherlands — 3.8%
ABN AMRO Group NV (b)	4,523	93,590
Aegon NV	34,594	132,555
AerCap Holdings NV (a)	3,200	123,168
Airbus Group SE	11,530	697,435
Akzo Nobel NV	4,926	333,350
Altice NV Class A (a)	7,066	126,763
Altice NV Class B (a)	2,109	37,977
ASML Holding NV	7,258	795,906
Boskalis Westminster	1,660	59,076
CNH Industrial NV	19,385	138,756
Ferrari NV	783	40,673
Ferrari NV	1,554	80,606
Fiat Chrysler Automobiles NV	1,663	10,558
Fiat Chrysler Automobiles NV	15,554	99,546
Gemalto NV	216	13,850
Gemalto NV	1,327	85,088
Heineken Holding NV	1,892	151,681
Heineken NV	4,566	401,594
ING Groep NV	76,343	941,085
Koninklijke Ahold Delhaize NV	25,292	576,133
Koninklijke DSM NV	3,664	247,463
Koninklijke KPN NV	69,245	229,859
Koninklijke Philips Electronics NV	18,389	544,432
Koninklijke Vopak NV	1,359	71,331
Mobileye NV (a)	3,700	157,509
NN Group NV	6,528	200,362
NXP Semiconductor NV (a)	5,845	596,249
OCI NV (a)	1,777	26,199
QIAGEN NV (a)	4,128	113,651
Randstad Holding NV	2,244	102,218
RELX NV	19,843	356,323
STMicroelectronics NV	12,182	99,433
Unilever NV	32,017	1,476,956
Wolters Kluwer NV	5,752	246,151

		9,407,526

New Zealand — 0.2%
Auckland International Airport Ltd.	18,039	96,572

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Contact Energy Ltd.	13,826	$50,829
Fletcher Building Ltd.	13,332	104,328
Mercury NZ Ltd.	13,427	29,731
Meridian Energy Ltd.	24,301	45,970
Ryman Healthcare Ltd.	7,231	50,733
Spark New Zealand Ltd.	34,701	91,250

		469,413

Norway — 0.6%
DNB ASA	18,642	244,915
Gjensidige Forsikring ASA	3,683	68,828
Marine Harvest ASA	7,323	131,074
Norsk Hydro ASA	25,397	109,567
Orkla ASA	15,522	160,366
Schibsted ASA Class A	1,414	41,607
Schibsted ASA Class B	1,666	44,706
StatoilHydro ASA	21,644	363,108
Telenor ASA	15,136	260,266
Yara International ASA	3,366	112,075

		1,536,512

Papua New Guinea — 0.1%
Oil Search Ltd.	26,017	142,361

Portugal — 0.1%
Banco Espirito Santo SA (a) (c)	39,664	446
EDP - Energias de Portugal SA	43,853	147,244
Galp Energia SGPS SA	9,883	135,114
Jeronimo Martins SGPS SA	4,679	81,129

		363,933

Singapore — 1.2%
Ascendas Real Estate Investment Trust	43,400	80,513
CapitaLand Commercial Trust	47,300	75,537
CapitaLand Commercial Trust	39,900	46,726
Capitaland Ltd.	49,100	115,978
City Developments Ltd.	7,800	52,210
ComfortDelGro Corp. Ltd.	40,500	83,890
DBS Group Holdings, Ltd.	34,851	395,632
Genting Singapore PLC	115,000	63,829
Global Logistic Properties Ltd.	51,000	70,292
Hutchison Port Holdings Trust	100,300	44,992
Jardine Cycle & Carriage Ltd.	1,877	59,355
Keppel Corp. Ltd.	27,800	111,230
Oversea-Chinese Banking Corp. Ltd.	61,283	391,243
SembCorp Industries Ltd.	18,800	36,006
SembCorp Marine Ltd.	25,000	24,172
Singapore Airlines Ltd.	10,600	81,988
Singapore Exchange Ltd.	14,900	81,324
Singapore Press Holdings Ltd.	30,800	86,485
Singapore Technologies Engineering Ltd.	29,500	70,263
Singapore Telecommunications Ltd.	157,600	462,121
StarHub Ltd.	11,100	28,074
Suntec Real Estate Investment Trust	45,800	57,911

	Number of Shares	Value
United Overseas Bank Ltd.	25,873	$359,382
UOL Group Ltd.	8,976	37,098
Wilmar International Ltd.	37,100	87,857
Yangzijiang Shipbuilding Holdings Ltd.	48,800	27,014

		3,031,122

Spain — 3.0%
Abertis Infraestructuras SA	12,286	191,288
ACS Actividades de Construccion y Servicios SA	3,697	111,733
Aena SA (b)	1,394	205,609
Amadeus IT Group SA	8,694	434,352
Banco Bilbao Vizcaya Argentaria SA	127,711	772,124
Banco de Sabadell SA	100,376	128,543
Banco Popular Espanol SA	63,894	78,897
Banco Santander SA	283,896	1,255,384
Bankia SA	87,584	71,823
Bankinter SA	12,867	91,524
CaixaBank SA	61,904	156,395
Distribuidora Internacional de Alimentacion SA	11,871	73,491
Enagas SA	4,367	131,234
Endesa SA	6,038	129,415
Ferrovial SA	9,249	196,760
Gas Natural SDG SA	6,670	137,080
Grifols SA	5,672	122,208
Iberdrola SA	106,885	726,109
Industria de Diseno Textil SA	21,493	796,757
International Consolidated Airlines Group SA	15,847	82,193
Mapfre SA	20,426	57,134
Red Electrica Corp. SA	8,275	178,374
Repsol YPF SA	21,288	288,910
Telefonica SA	88,169	892,205
Zardoya Otis SA	3,434	33,021

		7,342,563

Sweden — 2.7%
Alfa Laval AB	5,573	87,302
Assa Abloy AB Class B	19,814	402,318
Atlas Copco AB	13,298	400,101
Atlas Copco AB Class B	7,992	218,210
Boliden AB	5,206	122,248
Electrolux AB Series B	4,557	114,195
Getinge AB Class B	3,801	73,646
Hennes & Mauritz AB Class B	18,751	528,621
Hexagon AB Class B	4,977	217,178
Husqvarna AB Class B	8,031	70,025
ICA Gruppen AB	1,498	49,445
Industrivarden AB Class C	3,062	56,609
Investor AB Class B	9,025	329,791
Kinnevik AB Class B	4,386	111,788

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lundin Petroleum AB (a)	3,588	$65,579
Nordea Bank AB	59,547	590,633
Sandvik AB	21,681	238,273
Securitas AB Class B	5,959	99,827
Skandinaviska Enskilda Banken AB Class A	30,505	306,297
Skanska AB	6,502	151,709
SKF AB Class B	7,552	130,280
Svenska Cellulosa AB Class B	12,112	359,555
Svenska Handelsbanken AB	30,088	413,194
Swedbank AB Class A	17,886	420,024
Swedish Match AB	3,649	133,840
Tele2 AB	6,038	52,081
Telefonaktiebolaget LM Ericsson Class B	60,891	439,451
TeliaSonera AB	52,724	236,003
Volvo AB Class B	30,953	353,008

		6,771,231

Switzerland — 8.8%
ABB Ltd.	38,752	870,118
Actelion Ltd.	2,043	353,699
Adecco Group AG	3,143	176,994
Aryzta AG	1,673	74,239
Baloise Holding AG	945	114,295
Barry Callebaut AG	42	55,806
Chocoladefabriken Lindt & Spruengli AG	19	109,815
Chocoladefabriken Lindt & Spruengli AG	2	136,500
Cie Financiere Richemont SA	10,299	627,082
Coca-Cola HBC AG	3,461	80,320
Credit Suisse Group	36,779	481,175
Dufry AG (a)	877	109,694
EMS-Chemie Holding AG Registered	152	81,563
Galenica AG Registered	74	78,464
Geberit AG Registered	755	330,426
Givaudan SA Registered	184	374,213
Julius Baer Group Ltd.	4,571	185,523
Kuehne & Nagel International AG	1,034	149,914
LafargeHolcim Ltd.	4,496	242,692
LafargeHolcim Ltd.	4,505	242,957
Lonza Group AG Registered	1,089	207,804
Nestle SA	62,570	4,930,117
Novartis AG	43,860	3,449,206
Pargesa Holding SA	628	42,985
Partners Group Holding AG	326	164,222
Roche Holding AG	13,799	3,418,510
Schindler Holding AG	833	156,058
Schindler Holding AG	380	71,922
SGS SA	111	248,499
Sika AG	44	213,849
Sonova Holding AG	1,122	158,801
The Swatch Group AG	588	166,152

	Number of Shares	Value
The Swatch Group AG Registered	947	$52,596
Swiss Life Holding AG	612	158,160
Swiss Prime Site AG	1,338	117,342
Swiss Re AG	6,585	594,107
Swisscom AG	494	234,520
Syngenta AG	1,831	800,641
UBS Group AG	72,009	977,786
Zurich Insurance Group AG	2,963	762,481

		21,801,247

United Kingdom — 18.2%
3i Group PLC	20,047	168,742
Aberdeen Asset Management PLC	17,060	72,010
Admiral Group PLC	3,960	105,170
Aggreko PLC	4,869	60,182
Anglo American PLC (a)	28,042	352,001
Antofagasta PLC	7,432	50,357
Ashtead Group PLC	9,633	158,695
Associated British Foods PLC	7,207	242,875
AstraZeneca PLC	24,846	1,609,527
Auto Trader Group PLC (b)	19,219	101,013
Aviva PLC	80,028	457,935
Babcock International Group PLC	4,926	66,089
BAE Systems PLC	62,910	426,820
Barclays PLC	333,325	726,778
Barratt Developments PLC	19,075	122,479
Berkeley Group Holdings PLC	2,500	83,733
BHP Billiton PLC	41,687	626,550
BP PLC	366,156	2,132,546
British American Tobacco PLC	36,600	2,340,657
The British Land Co. PLC	18,593	152,753
BT Group PLC	166,218	838,084
Bunzl PLC	6,405	189,516
Burberry Group PLC	8,499	152,101
Capita PLC	13,901	120,742
Carnival PLC	3,652	178,260
Centrica PLC	109,003	322,410
Cobham PLC	32,726	71,208
Coca-Cola European Partners PLC	4,177	166,132
Compass Group PLC	32,415	628,607
Croda International PLC	2,514	113,639
Diageo PLC	49,480	1,418,744
Direct Line Insurance Group PLC	26,039	123,122
Dixons Carphone PLC	18,544	88,697
easyJet PLC	3,153	41,215
Fresnillo PLC	4,207	98,987
G4S PLC	29,638	87,510
GKN PLC	32,756	136,143
GlaxoSmithKline PLC	95,660	2,038,555
Glencore PLC (a)	241,337	661,623
Hammerson PLC	15,194	115,832
Hargreaves Lansdown PLC	4,830	79,695
Hikma Pharmaceuticals PLC	2,727	71,372
HSBC Holdings PLC	388,559	2,917,319

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ICAP PLC	10,180	$61,501
IMI PLC	5,179	72,002
Imperial Brands PLC	18,875	972,923
Inmarsat PLC	8,541	78,155
InterContinental Hotels Group PLC	3,626	149,553
Intertek Group PLC	3,091	139,945
Intu Properties PLC	17,856	68,599
Investec PLC	11,375	69,556
ITV PLC	68,967	167,611
J Sainsbury PLC	31,234	99,448
Johnson Matthey PLC	4,051	173,156
Kingfisher PLC	46,513	227,087
Land Securities Group PLC	15,023	206,460
Legal & General Group PLC	118,135	335,545
Lloyds Banking Group PLC	1,263,149	894,574
London Stock Exchange Group PLC	6,321	229,403
Marks & Spencer Group PLC	30,836	132,614
Mediclinic International PLC	6,987	84,005
Meggitt PLC	14,823	86,661
Merlin Entertainments PLC (b)	13,835	78,930
Mondi PLC	7,720	162,297
National Grid PLC	73,741	1,042,190
Next PLC	2,687	166,607
Old Mutual PLC	99,032	260,266
Pearson PLC	15,640	152,776
Persimmon PLC	5,848	137,836
Petrofac Ltd.	4,977	57,510
Provident Financial PLC	2,805	110,005
Prudential PLC	50,488	896,085
Randgold Resources Ltd.	1,785	179,476
Reckitt Benckiser Group PLC	12,486	1,176,651
RELX PLC	21,740	412,551
Rio Tinto PLC	24,374	811,045
Rolls-Royce Holdings PLC	36,684	342,388
Royal Bank of Scotland Group PLC (a)	66,857	155,255
Royal Dutch Shell PLC Class A	83,961	2,083,744
Royal Dutch Shell PLC Class B	73,570	1,908,854
Royal Mail PLC	17,047	107,989
RSA Insurance Group PLC	19,380	137,152
SABMiller PLC	19,145	1,115,633
The Sage Group PLC	20,650	197,783
Schroders PLC	2,517	87,954
Segro PLC	15,906	93,707
Severn Trent PLC	4,543	147,505
Shire PLC	17,676	1,142,485
Sky PLC	19,691	228,171
Smith & Nephew PLC	18,028	290,826
Smiths Group PLC	7,601	144,234
SSE PLC	20,003	406,049
St James’s Place PLC	9,874	121,576
Standard Chartered PLC (a)	64,846	528,087
Standard Life PLC	40,629	181,102
Tate & Lyle PLC	9,009	87,537
Taylor Wimpey PLC	61,985	124,079
Tesco PLC (a)	162,715	385,587
Travis Perkins PLC	4,748	94,885

	Number of Shares	Value
Unilever PLC	25,247	$1,196,884
United Utilities Group PLC	13,096	170,417
Vodafone Group PLC	521,985	1,496,727
The Weir Group PLC	4,077	89,632
Whitbread PLC	3,478	176,488
William Hill PLC	16,555	65,274
WM Morrison Supermarkets PLC	42,753	120,678
Wolseley PLC	4,823	271,860
Worldpay Group PLC (b)	34,227	131,404
WPP PLC	25,483	599,786

		45,041,180

TOTAL COMMON STOCK (Cost $251,344,035)		241,449,124

PREFERRED STOCK — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG 4.940%	1,006	74,158
Fuchs Petrolub AG 2.040%	1,272	58,067
Henkel AG & Co. KGaA 1.240%	3,486	473,836
Porsche Automobil Holdings SE 2.200%	2,870	146,516
Schaeffler AG 3.670%	3,033	47,981
Volkswagen AG 0.140%	3,646	478,985

		1,279,543

United Kingdom — 0.0%
Rolls-Royce Holdings PLC Class C (a) (c)	4,702,898	6,096

TOTAL PREFERRED STOCK (Cost $1,392,360)		1,285,639

TOTAL EQUITIES (Cost $252,736,395)		242,734,763

TOTAL LONG-TERM INVESTMENTS (Cost $252,736,395)		242,734,763

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	1,586,049	1,586,049

TOTAL SHORT-TERM INVESTMENTS (Cost $1,586,049)		1,586,049

TOTAL INVESTMENTS — 99.0% (Cost $254,322,444) (e)		244,320,812

Other Assets/(Liabilities) — 1.0%		2,555,347

NET ASSETS — 100.0%		$246,876,159

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $961,286 or 0.39% of net assets.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $58,019 or 0.02% of net assets.
(d)	Maturity value of $1,586,050. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $1,618,291.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Australia — 1.9%
AMP Ltd.	556,857	$2,259,048
Australia & New Zealand Banking Group Ltd.	195,071	4,142,050
Goodman Group	316,283	1,766,737
Orica Ltd.	354,360	4,134,111

		12,301,946

Belgium — 0.9%
Anheuser-Busch InBev SA/NV	9,653	1,267,185
KBC Group NV (a)	77,776	4,527,494

		5,794,679

Bermuda — 0.4%
Global Brands Group Holding Ltd. (a)	11,001,600	1,127,848
Li & Fung Ltd.	3,009,600	1,550,895

		2,678,743

Brazil — 0.4%
Ambev SA ADR (Brazil)	408,433	2,487,357

Canada — 2.4%
Canadian National Railway Co.	82,474	5,393,800
Element Financial Corp. (b)	191,516	2,396,961
Loblaw Cos. Ltd.	35,270	1,814,646
Suncor Energy, Inc.	142,096	3,944,614
TransCanada Corp. (b)	34,908	1,657,927

		15,207,948

Cayman Islands — 1.7%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	30,701	3,247,859
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	15,965	2,906,748
CK Hutchison Holdings Ltd.	170,600	2,176,651
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	174,400	2,809,584

		11,140,842

Chile — 0.1%
Banco Santander Chile Sponsored ADR (Chile) (b)	33,304	689,060

Denmark — 0.5%
Carlsberg A/S Class B	24,844	2,373,535
Pandora A/S	5,909	716,494

		3,090,029

Finland — 0.5%
Outokumpu OYJ (a)	185,329	1,272,946
UPM-Kymmene OYJ	83,994	1,773,730

		3,046,676

	Number of Shares	Value
France — 14.9%
Air Liquide (b)	86,203	$9,236,770
AXA SA	129,770	2,761,017
BNP Paribas	181,719	9,343,210
Bureau Veritas SA	205,302	4,403,801
Cap Gemini SA	16,310	1,597,297
Danone SA	131,123	9,725,704
Dassault Systemes SA	30,817	2,673,568
Engie SA	263,838	4,087,111
Hermes International	1,561	635,102
Kering	14,370	2,895,696
L’Oreal SA	18,402	3,474,206
Legrand SA	48,642	2,867,963
LVMH Moet Hennessy Louis Vuitton SE	50,833	8,665,893
Natixis SA	261,537	1,218,966
Pernod-Ricard SA	80,803	9,560,353
Renault SA	24,041	1,975,251
Safran SA	26,860	1,931,320
Schneider Electric SE	132,777	9,258,269
Technip SA	22,618	1,389,051
Total SA	105,067	4,979,874
Valeo SA	46,750	2,726,264

		95,406,686

Germany — 9.6%
Allianz SE	38,200	5,670,130
Bayer AG	118,297	11,882,207
Beiersdorf AG	71,433	6,737,674
Brenntag AG	24,454	1,334,432
Continental AG	9,695	2,038,329
Daimler AG	119,954	8,450,061
HeidelbergCement AG	8,203	774,837
Infineon Technologies AG	66,449	1,185,664
Linde AG	21,103	3,586,351
Merck KGaA	37,172	4,005,753
MTU Aero Engines AG	16,295	1,648,484
ProSiebenSat.1 Media SE	58,222	2,493,404
SAP SE	90,975	8,277,630
Siemens AG	31,394	3,675,074

		61,760,030

Hong Kong — 1.7%
AIA Group Ltd.	1,339,000	8,971,448
China Overseas Land & Investment Ltd.	234,000	801,661
CNOOC Ltd.	1,125,000	1,417,501

		11,190,610

India — 1.3%
Housing Development Finance Corp.	197,286	4,146,923
Tata Consultancy Services Ltd.	113,888	4,172,079

		8,319,002

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Indonesia — 0.5%
Bank Mandari Tbk PT	3,405,800	$2,935,516

Ireland — 1.0%
Experian PLC	127,368	2,551,920
Ryanair Holdings PLC Sponsored ADR (Ireland)	8,529	639,931
Willis Towers Watson PLC	24,257	3,220,602

		6,412,453

Israel — 0.8%
Check Point Software Technologies Ltd. (a)	43,011	3,338,084
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	40,589	1,867,500

		5,205,584

Italy — 3.1%
Enel SpA	620,344	2,766,739
Eni SpA	144,126	2,076,959
Exor SpA	70,500	2,857,336
Intesa Sanpaolo SpA	3,029,095	6,724,649
Luxottica Group SpA	38,082	1,819,596
Prada SpA	855,200	2,748,023
Telecom Italia SpA (a)	1,177,276	974,143

		19,967,445

Japan — 15.4%
Bridgestone Corp.	23,400	863,050
Daikin Industries Ltd. (b)	58,600	5,459,541
Daiwa House Industry Co. Ltd.	78,500	2,150,045
Daiwa Securities Group, Inc. (b)	685,000	3,857,432
Denso Corp.	138,000	5,509,254
Dentsu, Inc. (b)	23,000	1,164,067
DMG Mori Co. Ltd. (b)	57,700	601,555
Fanuc Corp.	21,700	3,672,657
Honda Motor Co. Ltd.	276,500	7,960,451
Hoya Corp.	227,600	9,140,233
Inpex Corp.	144,900	1,313,714
Japan Airlines Co. Ltd.	42,500	1,251,157
Japan Tobacco, Inc.	131,700	5,380,610
Komatsu Ltd. (b)	66,000	1,512,328
Kubota Corp.	194,200	2,935,617
Kyocera Corp.	80,800	3,876,359
Mitsubishi Corp.	50,000	1,136,548
Mitsubishi UFJ Financial Group, Inc.	714,700	3,603,965
Mitsui Fudosan Co. Ltd.	82,000	1,746,002
NGK Spark Plug Co., Ltd. (b)	44,300	780,474
NH Foods Ltd.	40,000	964,926
Nippon Telegraph & Telephone Corp.	62,200	2,840,698
Nomura Holdings, Inc.	1,001,500	4,482,006
Olympus Corp.	13,000	453,517
Omron Corp.	67,000	2,407,473
Shin-Etsu Chemical Co. Ltd.	31,000	2,164,312

	Number of Shares	Value
Sompo Japan Nipponkoa Holdings, Inc.	51,800	$1,532,760
Sony Corp.	30,600	999,835
Sumitomo Electric Industries Ltd.	115,600	1,634,883
Sumitomo Mitsui Financial Group, Inc.	33,200	1,118,938
Sumitomo Mitsui Trust Holdings, Inc.	45,300	1,470,122
Suzuken Co. Ltd.	20,600	679,900
Suzuki Motor Corp. (b)	62,200	2,082,257
Terumo Corp. (b)	174,500	6,689,275
Toyota Motor Corp.	71,200	4,129,154
Yamato Holdings Co. Ltd. (b)	57,400	1,335,981

		98,901,096

Luxembourg — 0.2%
ArcelorMittal (a)	228,929	1,398,012

Mexico — 0.5%
Grupo Televisa SAB Sponsored ADR (Mexico)	130,100	3,342,269

Netherlands — 5.0%
Airbus Group SE	23,430	1,417,252
Akzo Nobel NV	100,446	6,797,328
ASML Holding NV	10,860	1,190,898
ASR Nederland NV (a)	44,570	905,849
CNH Industrial NV	671,300	4,805,105
Heineken NV	8,149	716,729
ING Groep NV	617,531	7,612,346
Koninklijke Philips Electronics NV	82,135	2,431,721
NN Group NV	37,129	1,139,587
Randstad Holding NV	109,803	5,001,726

		32,018,541

Norway — 0.3%
Norsk Hydro ASA	367,657	1,586,132

Republic of Korea — 0.7%
Samsung Electronics Co., Ltd.	2,897	4,222,223

Singapore — 1.1%
DBS Group Holdings, Ltd.	457,300	5,191,316
Singapore Telecommunications Ltd.	368,700	1,081,118
Singapore Telecommunications Ltd.	218,600	639,855

		6,912,289

Spain — 0.8%
Amadeus IT Group SA	73,457	3,669,908
Bankia SA	1,844,100	1,512,245

		5,182,153

Sweden — 2.1%
Atlas Copco AB Class B	35,700	974,735
Hennes & Mauritz AB Class B	256,528	7,231,945
Nordea Bank AB	246,503	2,445,004
SKF AB Class B	163,100	2,813,656

		13,465,340

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Switzerland — 11.3%
Cie Financiere Richemont SA	62,850	$3,826,792
Credit Suisse Group	667,444	8,732,077
Julius Baer Group Ltd.	56,377	2,288,175
Kuehne & Nagel International AG	23,694	3,435,258
LafargeHolcim Ltd.	97,736	5,275,742
Nestle SA	172,310	13,576,930
Novartis AG	84,866	6,673,971
Roche Holding AG	44,077	10,919,464
Sonova Holding AG	11,242	1,591,122
The Swatch Group AG (b)	12,775	3,609,846
UBS Group AG	478,121	6,492,244
Zurich Insurance Group AG	22,752	5,854,864

		72,276,485

Taiwan — 1.7%
Hon Hai Precision Industry Co. Ltd.	367,850	931,317
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	311,183	9,519,088
Taiwan Semiconductor Manufacturing Co. Ltd.	108,000	633,394

		11,083,799

United Kingdom — 17.8%
Ashtead Group PLC	231,600	3,815,392
Barclays PLC	1,065,595	2,323,412
Barratt Developments PLC	131,748	845,941
British American Tobacco PLC	24,333	1,556,153
Centrica PLC	533,084	1,576,763
Compass Group PLC	525,910	10,198,694
Delphi Automotive PLC	24,905	1,776,225
Diageo PLC	261,205	7,489,549
G4S PLC	648,100	1,913,598
GlaxoSmithKline PLC	155,311	3,309,744
Glencore PLC (a)	3,135,300	8,595,400
InterContinental Hotels Group PLC	17,052	703,303
Lloyds Banking Group PLC	8,816,374	6,243,840
Meggitt PLC	262,649	1,535,552
National Grid PLC	104,509	1,477,038
Prudential PLC	261,309	4,637,836
Reckitt Benckiser Group PLC	85,128	8,022,264
Rio Tinto PLC	164,990	5,490,042
Rolls-Royce Holdings PLC	292,983	2,734,543
Royal Bank of Scotland Group PLC (a)	1,004,800	2,333,336
Royal Dutch Shell PLC Class A	190,011	4,715,693
Schroders PLC	300	7,870
Schroders PLC	82,700	2,889,884
Shire PLC	29,946	1,935,554
Sky PLC	428,743	4,968,092
Smiths Group PLC	225,856	4,285,759
Standard Chartered PLC (a)	187,696	1,528,541
Vodafone Group PLC	1,172,263	3,361,318
Wolseley PLC	44,865	2,528,922
WPP PLC	494,427	11,637,190

		114,437,448

	Number of Shares	Value
United States — 1.2%
Yum! Brands, Inc.	87,935	$7,985,377

TOTAL COMMON STOCK (Cost $630,119,226)		640,445,770

TOTAL EQUITIES (Cost $630,119,226)		640,445,770

MUTUAL FUNDS — 4.4%
United States — 4.4%
State Street Navigator Securities Lending Prime Portfolio (c)	28,019,972	28,019,972

TOTAL MUTUAL FUNDS (Cost $28,019,972)		28,019,972

TOTAL LONG-TERM INVESTMENTS (Cost $658,139,198)		668,465,742

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	2,553,904	2,553,904

TOTAL SHORT-TERM INVESTMENTS (Cost $2,553,904)		2,553,904

TOTAL INVESTMENTS — 104.6% (Cost $660,693,102) (e)		671,019,646

Other Assets/(Liabilities) — (4.6)%		(29,378,681)

NET ASSETS — 100.0%		$641,640,965

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $26,674,507 or 4.16% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,553,907. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $2,606,675.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$982,169,343	$320,446,092
Repurchase agreements, at value (Note 2) (b)	3,203,635	25,978,667
Other short-term investments, at value (Note 2) (c)	136,596,370	2,999,859

Total investments (d)	1,121,969,348	349,424,618

Cash	-	-
Foreign currency, at value (e)	-	1,188,383
Receivables from:
Investments sold	50,313,825	2,253,955
Closed swap agreements, at value	-	6,512
Collateral pledged for open derivative instruments (Note 2)	-	880,006
Investments sold on a when-issued basis (Note 2)	11,738,068	25,410,887
Open forward foreign currency contracts (Note 2)	35,011	281,809
Investment adviser (Note 3)	-	12,715
Fund shares sold	386,208	156,614
Variation margin on open derivative instruments (Note 2)	-	320,355
Interest and dividends	4,996,798	1,908,500
Interest tax reclaim receivable	3,591	148
Foreign taxes withheld	-	-
Prepaid expenses	37,237	27,865

Total assets	1,189,480,086	381,872,367

Liabilities:
Payables for:
Investments purchased	43,366,093	1,859,049
Written options outstanding, at value (Note 2) (f)	-	51,234
Open forward foreign currency contracts (Note 2)	103,377	253,586
Investments purchased on a when-issued basis (Note 2)	105,969,698	49,465,473
Fund shares repurchased	1,583,912	345,781
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	220,004	47,392
Variation margin on open derivative instruments (Note 2)	138,160	-
Affiliates (Note 3):
Investment advisory fees	256,921	109,389
Administration fees	114,733	34,614
Service fees	217,919	47,234
Shareholder service fees	18,954	12,683
Distribution fees	29,125	4,254
Due to custodian	-	10,886
Accrued expense and other liabilities	74,768	55,140

Total liabilities	152,093,664	52,296,715

Net assets	$1,037,386,422	$329,575,652

Net assets consist of:
Paid-in capital	$989,699,611	$319,266,551
Undistributed (accumulated) net investment income (loss)	16,570,101	5,683,130
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,250,062	(1,411,188)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,866,648	6,037,159

Net assets	$1,037,386,422	$329,575,652

(a) Cost of investments:	$968,253,938	$313,326,895
(b) Cost of repurchase agreements:	$3,203,635	$25,978,667
(c) Cost of other short-term investments:	$136,584,475	$2,999,663
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$1,202,805
(f) Premiums on written options:	$-	$63,944

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$330,548,833	$1,230,088,784	$180,778,795	$3,606,126,515	$693,529,159
5,980,555	30,113,981	4,709,011	47,866,083	46,522,907
537	-	126,950	3,484,981	-

336,529,925	1,260,202,765	185,614,756	3,657,477,579	740,052,066

-	-	-	-	306
-	151,546	199,108	-	-

7,512,277	-	266,327	223,484	-
-	-	-	-	-
-	-	-	83,614	-
-	-	-	-	-
-	-	-	-	-
-	-	8,368	-	-
169,286	669,488	141,098	4,108,268	308,793
-	-	-	370,331	-
260,213	1,609,780	300,427	4,060,243	254,983
-	-	-	-	-
-	328,218	21,124	-	-
41,460	36,609	30,787	34,409	32,833

344,513,161	1,262,998,406	186,581,995	3,666,357,928	740,648,981

7,630,215	174	352,086	-	6,520,157
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
202,880	830,396	271,544	1,803,205	700,720
-	-	5,245,158	-	-
78,879	265,201	150,930	555,005	164,207
-	-	-	-	-

145,114	621,819	100,846	281,061	428,387
16,585	93,709	20,181	418,465	67,315
14,017	108,766	17,610	462,116	102,148
3,652	36,657	4,867	85,032	31,938
971	947	35	56,093	2,156
-	-	93,239	1,299	-
35,180	58,425	32,645	136,389	46,692

8,127,493	2,016,094	6,289,141	3,798,665	8,063,720

$336,385,668	$1,260,982,312	$180,292,854	$3,662,559,263	$732,585,261

$275,875,314	$895,724,980	$166,924,177	$2,106,868,440	$621,875,877
6,040,107	17,548,859	3,214,441	54,894,926	7,130,828
12,686,717	88,218,715	2,185,409	107,412,181	6,962,111
41,783,530	259,489,758	7,968,827	1,393,383,716	96,616,445

$336,385,668	$1,260,982,312	$180,292,854	$3,662,559,263	$732,585,261

$288,765,303	$970,589,150	$172,804,463	$2,213,113,340	$596,912,714
$5,980,555	$30,113,981	$4,709,011	$47,866,083	$46,522,907
$537	$-	$126,950	$3,483,659	$-
$-	$-	$5,131,730	$-	$-
$-	$152,166	$204,343	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$303,782,902	$99,498,139

Shares outstanding (a)	29,117,028	9,323,706

Net asset value, offering price and redemption price per share	$10.43	$10.67

Class R5 shares:
Net assets	$115,427,563	$61,789,353

Shares outstanding (a)	11,087,851	5,789,375

Net asset value, offering price and redemption price per share	$10.41	$10.67

Service Class shares:
Net assets	$193,886,596	$47,296,485

Shares outstanding (a)	18,562,421	4,434,396

Net asset value, offering price and redemption price per share	$10.45	$10.67

Administrative Class shares:
Net assets	$80,444,286	$42,980,090

Shares outstanding (a)	7,755,507	4,039,461

Net asset value, offering price and redemption price per share	$10.37	$10.64

Class A shares:
Net assets	$1,942,913	$45,782,221

Shares outstanding (a)	187,137	4,320,636

Net asset value, and redemption price per share	$10.38	$10.60

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.90	$11.13

Class R4 shares:
Net assets	$295,695,989	$26,419,319

Shares outstanding (a)	28,350,238	2,497,769

Net asset value, offering price and redemption price per share	$10.43	$10.58

Class R3 shares:
Net assets	$46,206,173	$5,810,045

Shares outstanding (a)	4,465,314	553,452

Net asset value, offering price and redemption price per share	$10.35	$10.50

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$251,684,400	$500,269,679	$48,767,887	$1,078,531,499	$213,647,736

16,891,901	40,369,374	6,758,883	55,595,517	11,611,489

$14.90	$12.39	$7.22	$19.40	$18.40

$46,829,674	$372,531,072	$89,201,737	$828,915,379	$203,817,033

3,142,732	29,966,933	12,343,003	42,669,557	11,053,397

$14.90	$12.43	$7.23	$19.43	$18.44

$8,655,586	$124,125,917	$4,158,599	$499,672,649	$69,632,049

581,056	10,028,433	574,199	25,715,791	3,830,119

$14.90	$12.38	$7.24	$19.43	$18.18

$6,902,623	$94,315,816	$11,292,093	$506,084,755	$89,645,868

461,396	7,581,577	1,567,691	26,378,802	4,982,324

$14.96	$12.44	$7.20	$19.19	$17.99

$19,967,754	$161,322,177	$26,732,406	$21,320,437	$146,238,810

1,344,473	13,137,938	3,723,093	1,126,708	8,419,535

$14.85	$12.28	$7.18	$18.92	$17.37

$15.76	$13.03	$7.62	$20.07	$18.43

$710,534	$6,905,406	$89,066	$632,837,639	$6,064,616

47,965	565,660	12,465	33,293,192	351,062

$14.81	$12.21	$7.15	$19.01	$17.28

$1,635,097	$1,512,245	$51,066	$95,196,905	$3,539,149

110,272	124,534	7,272	5,092,036	213,821

$14.83	$12.14	$7.02	$18.70	$16.55

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$117,469,523	$1,540,918,343
Repurchase agreements, at value (Note 2) (b)	486,718	8,091,912
Other short-term investments, at value (Note 2) (c)	16	12,888,385

Total investments (d)	117,956,257	1,561,898,640

Foreign currency, at value (e)	-	1
Receivables from:
Investments sold	1,434,956	1,738,928
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	9,250	-
Fund shares sold	156,788	1,057,466
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	51,244	754,849
Foreign taxes withheld	274	126,937
Prepaid expenses	30,492	33,781

Total assets	119,639,261	1,565,610,602

Liabilities:
Payables for:
Investments purchased	1,468,382	10,020,479
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	113,809	1,610,088
Securities on loan (Note 2)	2,648,709	-
Trustees’ fees and expenses (Note 3)	19,558	220,606
Affiliates (Note 3):
Investment advisory fees	70,720	795,933
Administration fees	13,689	131,047
Service fees	11,854	137,385
Shareholder service fees	3,537	56,938
Distribution fees	836	12,592
Due to custodian	16	-
Accrued expense and other liabilities	31,318	71,894

Total liabilities	4,382,428	13,056,962

Net assets	$115,256,833	$1,552,553,640

Net assets consist of:
Paid-in capital	$89,129,696	$1,157,840,345
Undistributed (accumulated) net investment income (loss)	578,510	-
Distributions in excess of net investment income	-	(211,953)
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,258,182	56,369,422
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,290,445	338,555,826

Net assets	$115,256,833	$1,552,553,640

(a) Cost of investments:	$104,179,078	$1,202,362,671
(b) Cost of repurchase agreements:	$486,718	$8,091,912
(c) Cost of other short-term investments:	$16	$12,888,385
(d) Securities on loan with market value of:	$2,585,839	$-
(e) Cost of foreign currency:	$-	$1

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$911,017,069	$116,063,338	$185,490,814	$296,688,458	$284,829,770
18,825,113	3,008,434	11,243,346	4,759,562	9,235,740
-	-	1,134	199,625	683,959

929,842,182	119,071,772	196,735,294	301,647,645	294,749,469

-	21	12	-	-

-	1,358,096	390,563	4,503,419	13,100
-	2,789	-	-	-
-	11,930	6,371	-	-
318,773	196,499	218,764	87,981	616,034
-	-	-	18,496	82,239
78,925	173,416	191,828	384,893	328,691
60,025	281	-	-	-
36,471	40,285	34,074	34,496	35,886

930,336,376	120,855,089	197,576,906	306,676,930	295,825,419

3,462,390	1,978,469	1,489,322	2,016,820	488,153
-	14,204	-	-	-
1,076,305	97,510	97,672	220,105	358,038
27,586,676	-	-	11,978,773	-
133,468	28,819	27,185	105,353	22,293

515,780	66,888	118,289	207,632	28,885
71,156	8,934	13,733	23,542	44,779
75,454	1,250	6,218	17,419	67,148
30,239	380	1,934	5,932	13,775
514	62	277	51	19,432
-	-	-	304,988	13,100
54,029	35,373	31,786	32,607	47,451

33,006,011	2,231,889	1,786,416	14,913,222	1,103,054

$897,330,365	$118,623,200	$195,790,490	$291,763,708	$294,722,365

$658,074,978	$111,538,090	$152,231,178	$256,329,513	$251,886,959
(2,120,926)	1,084,869	573,691	2,179,161	3,002,483
-	-	-	-	-
52,885,904	(752,332)	10,342,424	(2,481,751)	25,761,329
188,490,409	6,752,573	32,643,197	35,736,785	14,071,594

$897,330,365	$118,623,200	$195,790,490	$291,763,708	$294,722,365

$722,526,660	$109,299,428	$152,847,604	$260,973,733	$270,758,723
$18,825,113	$3,008,434	$11,243,346	$4,759,562	$9,235,740
$-	$-	$1,134	$199,532	$683,698
$26,904,458	$-	$-	$11,641,079	$-
$-	$21	$12	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class I shares:
Net assets	$56,680,349	$511,543,401

Shares outstanding (a)	7,079,582	30,698,973

Net asset value, offering price and redemption price per share	$8.01	$16.66

Class R5 shares:
Net assets	$23,153,538	$367,546,512

Shares outstanding (a)	2,887,637	22,095,163

Net asset value, offering price and redemption price per share	$8.02	$16.63

Service Class shares:
Net assets	$6,561,113	$212,993,168

Shares outstanding (a)	832,781	12,919,480

Net asset value, offering price and redemption price per share	$7.88	$16.49

Administrative Class shares:
Net assets	$10,205,362	$232,088,087

Shares outstanding (a)	1,322,428	14,254,357

Net asset value, offering price and redemption price per share	$7.72	$16.28

Class A shares:
Net assets	$16,593,543	$161,078,973

Shares outstanding (a)	2,234,642	10,293,250

Net asset value, and redemption price per share	$7.43	$15.65

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$7.88	$16.60

Class R4 shares:
Net assets	$720,126	$44,450,738

Shares outstanding (a)	97,408	2,838,785

Net asset value, offering price and redemption price per share	$7.39	$15.66

Class R3 shares:
Net assets	$1,342,802	$22,852,761

Shares outstanding (a)	190,617	1,545,809

Net asset value, offering price and redemption price per share	$7.04	$14.78

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$352,915,368	$106,786,263	$122,745,074	$125,482,146	$73,807,142

32,631,472	7,858,436	7,581,664	11,101,419	5,443,593

$10.82	$13.59	$16.19	$11.30	$13.56

$192,509,310	$7,072,306	$49,774,178	$106,993,481	$21,498,694

17,930,612	517,422	3,073,085	9,426,805	1,590,364

$10.74	$13.67	$16.20	$11.35	$13.52

$149,667,263	$2,157,955	$7,325,648	$15,782,713	$23,328,095

14,247,641	158,452	451,602	1,397,680	1,732,746

$10.50	$13.62	$16.22	$11.29	$13.46

$90,616,083	$655,562	$4,907,526	$16,447,400	$62,950,515

8,878,446	47,460	303,933	1,479,130	4,678,865

$10.21	$13.81	$16.15	$11.12	$13.45

$103,902,251	$1,754,858	$8,850,139	$26,790,431	$42,315,674

10,765,851	128,971	550,414	2,479,643	3,153,903

$9.65	$13.61	$16.08	$10.80	$13.42

$10.24	$14.44	$17.06	$11.46	$14.24

$6,860,731	$93,811	$1,747,621	$183,682	$36,917,228

708,577	6,931	109,149	17,107	2,757,050

$9.68	$13.54	$16.01	$10.74	$13.39

$859,359	$102,445	$440,304	$83,855	$33,905,017

94,690	7,598	27,511	8,228	2,540,490

$9.08	$13.48	$16.00	$10.19	$13.35

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2) (a)	$261,581,232	$3,406,542,536
Repurchase agreements, at value (Note 2) (b)	9,120,942	165,987,400
Other short-term investments, at value (Note 2) (c)	833,979	95,463

Total investments (d)	271,536,153	3,572,625,399

Foreign currency, at value (e)	14	10,421
Receivables from:
Investments sold	94,793	14,836,184
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	486,731	1,753,478
Collateral pledged for open futures contracts (Note 2)	-	-
Variation margin on open derivative instruments (Note 2)	96,696	-
Interest and dividends	339,242	1,222,583
Foreign taxes withheld	-	-
Prepaid expenses	35,928	44,062

Total assets	272,589,557	3,590,492,127

Liabilities:
Payables for:
Investments purchased	877,830	9,343,425
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	126,560	4,269,946
Securities on loan (Note 2)	10,490	138,347,173
Investment advisory fees	2,227	-
Trustees’ fees and expenses (Note 3)	18,054	372,908
Affiliates (Note 3):
Investment advisory fees	25,779	1,945,879
Administration fees	31,706	216,473
Service fees	40,923	229,132
Shareholder service fees	8,320	88,124
Distribution fees	12,340	8,725
Due to custodian	-	-
Accrued expense and other liabilities	64,402	99,841

Total liabilities	1,218,631	154,921,626

Net assets	$271,370,926	$3,435,570,501

Net assets consist of:
Paid-in capital	$245,858,066	$2,707,730,909
Undistributed (accumulated) net investment income (loss)	2,564,363	(2,548,908)
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,614,772	127,909,141
Net unrealized appreciation (depreciation) on investments and foreign currency translations	10,333,725	602,479,359

Net assets	$271,370,926	$3,435,570,501

(a) Cost of investments:	$251,367,986	$2,804,063,338
(b) Cost of repurchase agreements:	$9,120,942	$165,987,400
(c) Cost of other short-term investments:	$833,662	$95,463
(d) Securities on loan with market value of:	$9,590	$135,154,373
(e) Cost of foreign currency:	$13	$10,360

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$556,960,346	$39,451,223	$242,734,763	$668,465,742
2,973,145	1,840,418	1,586,049	2,553,904
13,694	-	-	-

559,947,185	41,291,641	244,320,812	671,019,646

10	3	7,273,126	230,531

4,705,738	191,818	-	7,806,495
-	210,473	32,034	282,900
-	13,275	-	-
294,272	113,084	419,006	689,093
-	-	381,734	-
-	-	1,002,083	-
327,431	141,683	797,668	1,318,174
-	100,582	612,534	2,017,979
36,557	26,844	36,680	35,899

565,311,193	42,089,403	254,875,677	683,400,717

3,337,590	614,534	7,038,071	3,540,787
-	315,497	6,206	290,628
173,201	137,651	736,538	399,558
56,217,207	-	-	28,019,972
-	-	-	-
155,081	28,923	28,997	146,380

335,505	46,232	32,524	440,542
32,451	9,977	34,740	47,911
27,086	997	37,711	41,751
10,026	61	7,378	14,719
674	125	14,451	1,156
577	-	-	8,736,691
45,211	35,440	62,902	79,657

60,334,609	1,189,437	7,999,518	41,759,752

$504,976,584	$40,899,966	$246,876,159	$641,640,965

$492,825,765	$112,871,134	$242,755,259	$685,238,735
(801,335)	2,291,414	11,095,650	11,620,236
(35,820,278)	(74,704,591)	2,944,852	(65,640,045)
48,772,432	442,009	(9,919,602)	10,422,039

$504,976,584	$40,899,966	$246,876,159	$641,640,965

$508,185,297	$38,899,939	$252,736,395	$658,139,198
$2,973,145	$1,840,418	$1,586,049	$2,553,904
$13,694	$-	$-	$-
$54,830,272	$-	$-	$26,674,507
$10	$3	$7,200,509	$230,886

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class I shares:
Net assets	$127,659,677	$1,668,898,756

Shares outstanding (a)	10,155,471	87,119,196

Net asset value, offering price and redemption price per share	$12.57	$19.16

Class R5 shares:
Net assets	$15,286,652	$826,288,746

Shares outstanding (a)	1,216,767	43,457,593

Net asset value, offering price and redemption price per share	$12.56	$19.01

Service Class shares:
Net assets	$13,347,470	$234,464,690

Shares outstanding (a)	1,069,546	12,579,554

Net asset value, offering price and redemption price per share	$12.48	$18.64

Administrative Class shares:
Net assets	$44,061,275	$340,186,919

Shares outstanding (a)	3,525,227	18,941,315

Net asset value, offering price and redemption price per share	$12.50	$17.96

Class A shares:
Net assets	$19,805,851	$297,498,114

Shares outstanding (a)	1,593,420	17,645,449

Net asset value, and redemption price per share	$12.43	$16.86

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$13.19	$17.89

Class R4 shares:
Net assets	$29,129,078	$54,177,416

Shares outstanding (a)	2,348,192	3,202,492

Net asset value, offering price and redemption price per share	$12.40	$16.92

Class R3 shares:
Net assets	$22,080,923	$14,055,860

Shares outstanding (a)	1,785,898	889,641

Net asset value, offering price and redemption price per share	$12.36	$15.80

(a)	Authorized unlimited number of shares with no par value.
(b)	Amount is less than $0.05.
(c)	Amount is less than 0.005.
(d)	Net asset value calculations reflect fractional share and dollar amount.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$276,267,115	$39,037,737		$93,913,052	$328,518,137

21,169,967	6,090,207		7,758,266	41,679,899

$13.05	$6.41		$12.10	$7.88

$119,576,956	$0	(b)	$32,194,715	$138,667,571

9,249,329	0	(c)	2,662,077	17,542,873

$12.93	$5.00	(d)	$12.09	$7.90

$36,717,856	$159,872		$16,897,020	$69,873,029

2,977,665	24,354		1,402,613	8,889,729

$12.33	$6.56		$12.05	$7.86

$29,334,698	$138,040		$39,645,712	$37,188,515

2,510,131	20,783		3,296,157	4,697,413

$11.69	$6.64		$12.03	$7.92

$40,044,919	$256,051		$13,494,538	$58,815,510

3,774,867	40,230		1,124,891	7,592,595

$10.61	$6.36		$12.00	$7.75

$11.26	$6.75		$12.73	$8.22

$1,780,712	$1,112,458		$25,932,709	$6,660,479

167,272	175,071		2,168,577	872,271

$10.65	$6.35		$11.96	$7.64

$1,254,328	$195,808		$24,798,413	$1,917,724

131,028	30,925		2,079,208	249,148

$9.57	$6.33		$11.93	$7.70

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$10,887
Interest	28,441,098	9,776,243
Securities lending net income	-	-

Total investment income	28,441,098	9,787,130

Expenses (Note 3):
Investment advisory fees	4,035,427	1,237,121
Custody fees	75,388	142,773
Audit fees	52,658	48,847
Legal fees	14,288	3,261
Accounting & Administration fees	88,324	47,423
Proxy fees	985	985
Shareholder reporting fees	44,769	21,162
Trustees’ fees	70,292	16,637
Registration and filing fees	93,207	90,289
Transfer agent fees	3,005	3,005

	4,478,343	1,611,503
Administration fees:
Class R5	132,850	56,051
Service Class	308,796	79,877
Administrative Class	130,627	57,394
Class A	3,421	64,257
Class R4	630,480	41,716
Class R3	93,339	10,203
Distribution fees:
Class R3	116,674	12,754
Service fees:
Class A	5,701	107,094
Class R4	788,101	52,145
Class R3	116,674	12,754
Shareholder service fees:
Service Class	102,932	26,625
Administrative Class	130,627	57,394
Class A	3,421	64,257

Total expenses	7,041,986	2,254,024
Expenses waived:
Class I fees reimbursed by adviser	-	(50,915)
Class R5 fees reimbursed by adviser	-	(35,693)
Service Class fees reimbursed by adviser	-	(34,110)
Administrative Class fees reimbursed by adviser	-	(24,411)
Class A fees reimbursed by adviser	-	(27,559)
Class R4 fees reimbursed by adviser	-	(13,272)
Class R3 fees reimbursed by adviser	-	(3,204)
Class I advisory fees waived	(146,640)	-
Class R5 advisory fees waived	(47,099)	-
Service Class advisory fees waived	(72,908)	-
Administrative Class advisory fees waived	(30,849)	-
Class A advisory fees waived	(809)	-
Class R4 advisory fees waived	(111,678)	-
Class R3 advisory fees waived	(16,524)	-

Net expenses	6,615,479	2,064,860

Net investment income (loss)	21,825,619	7,722,270

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$8,806,153	$34,456,460	$6,297,183	$78,396,574	$17,252,362
9,770	23,520	8,431	55,549	20,794
-	-	90,930	-	-

8,815,923	34,479,980	6,396,544	78,452,123	17,273,156

1,723,434	7,700,729	1,312,013	3,387,567	5,533,920
32,633	106,473	22,518	274,669	58,080
34,878	35,283	35,222	38,295	35,591
3,934	14,823	2,931	40,786	9,459
47,550	90,397	41,559	199,980	68,457
985	985	985	985	985
14,847	43,298	13,200	144,144	30,974
19,251	71,585	11,999	202,097	44,821
87,659	92,597	89,940	100,908	90,758
3,005	3,005	3,005	3,005	3,005

1,968,176	8,159,175	1,533,372	4,392,436	5,876,050

137,973	396,648	101,371	843,654	221,747
18,771	220,854	10,994	1,253,383	110,975
9,144	148,624	20,125	975,771	142,519
29,751	254,762	44,941	38,806	256,457
872	5,366	175	1,478,764	7,850
2,231	2,565	138	153,929	6,334

2,789	3,206	173	153,929	7,918

49,585	424,603	74,901	48,508	427,429
1,090	6,708	219	1,478,764	9,812
2,789	3,206	173	153,929	7,918

6,257	73,618	3,665	313,346	36,992
9,144	148,624	20,125	731,828	142,518
29,751	254,762	44,941	29,104	256,457

2,268,323	10,102,721	1,855,313	12,046,151	7,510,976

-	-	(46,638)	-	-
-	-	(72,365)	-	-
-	-	(5,447)	-	-
-	-	(9,648)	-	-
-	-	(21,550)	-	-
-	-	(62)	-	-
-	-	(50)	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-

2,268,323	10,102,721	1,699,553	12,046,151	7,510,976

6,547,600	24,377,259	4,696,991	66,405,972	9,762,180

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2016

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$24,189,364	$111,024
Futures contracts	1,972,121	4,700,425
Written options	-	736,826
Swap agreements	-	(768,933)
Foreign currency transactions	(1,799,659)	(600,537)

Net realized gain (loss)	24,361,826	4,178,805

Net change in unrealized appreciation (depreciation) on:
Investment transactions	8,964,398	10,004,059
Futures contracts	(257,840)	301,401
Written options	-	(1,591)
Swap agreements	-	(808,314)
Translation of assets and liabilities in foreign currencies	6,719	259,630

Net change in unrealized appreciation (depreciation)	8,713,277	9,755,185

Net realized gain (loss) and change in unrealized appreciation (depreciation)	33,075,103	13,933,990

Net increase (decrease) in net assets resulting from operations	$54,900,722	$21,656,260

(a) Net of foreign withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$18,374,032	$91,087,108	$3,818,560	$152,458,740	$21,331,073
-	-	-	8,720,807	-
-	-	-	-	-
-	-	-	-	-
-	(4,797)	1,264	-	-

18,374,032	91,082,311	3,819,824	161,179,547	21,331,073

10,747,274	40,926,603	14,367,936	279,037,212	68,738,687
-	-	-	2,307,168	-
-	-	-	-	-
-	-	-	-	-
-	6,824	655	-	-

10,747,274	40,933,427	14,368,591	281,344,380	68,738,687

29,121,306	132,015,738	18,188,415	442,523,927	90,069,760

$35,668,906	$156,392,997	$22,885,406	$508,929,899	$99,831,940

$28,097	$200,720	$98,362	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$2,097,948	$14,946,158
Interest	6,794	22,049
Securities lending net income	6,028	-

Total investment income	2,110,770	14,968,207

Expenses (Note 3):
Investment advisory fees	878,126	9,410,741
Custody fees	38,127	139,668
Audit fees	36,106	36,035
Legal fees	1,553	16,907
Accounting & Administration fees	44,713	100,655
Proxy fees	985	985
Shareholder reporting fees	8,726	47,052
Trustees’ fees	7,554	84,027
Registration and filing fees	89,376	94,306
Transfer agent fees	3,005	3,005

	1,108,271	9,933,381
Administration fees:
Class R5	21,581	422,657
Service Class	9,392	339,460
Administrative Class	15,869	354,983
Class A	26,189	237,035
Class R4	900	59,307
Class R3	1,638	24,878
Distribution fees:
Class R3	2,047	31,099
Distribution and Service fees:
Class A	43,649	395,057
Class R4	1,125	74,134
Class R3	2,047	31,099
Shareholder service fees:
Service Class	3,131	113,153
Administrative Class	15,869	354,983
Class A	26,189	237,035

Total expenses	1,277,897	12,608,261
Expenses waived:
Class I fees reimbursed by adviser	(93,374)	-
Class R5 fees reimbursed by adviser	(26,067)	-
Service Class fees reimbursed by adviser	(7,589)	-
Administrative Class fees reimbursed by adviser	(12,852)	-
Class A fees reimbursed by adviser	(21,225)	-
Class R4 fees reimbursed by adviser	(532)	-
Class R3 fees reimbursed by adviser	(957)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	1,115,301	12,608,261

Net investment income (loss)	995,469	2,359,946

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$5,879,058	$2,170,682	$2,438,501	$5,331,052	$5,363,203
18,122	6,638	7,518	11,319	9,697
150,404	-	-	185,160	112,958

6,047,584	2,177,320	2,446,019	5,527,531	5,485,858

6,604,638	767,178	1,366,730	2,507,068	321,185
91,280	61,971	24,116	52,715	67,962
35,678	35,178	35,190	34,643	30,881
11,099	1,998	2,059	3,515	3,471
74,938	48,085	41,485	46,681	48,042
985	985	985	985	985
39,520	14,480	10,541	18,363	48,575
52,734	6,074	10,163	16,151	18,022
92,601	87,763	86,543	88,702	88,757
3,005	3,005	3,005	3,005	3,005

7,006,478	1,026,717	1,580,817	2,771,828	630,885

205,146	6,474	69,082	107,992	15,914
234,491	4,146	9,677	24,155	39,031
149,668	443	6,965	24,777	110,961
190,192	3,090	10,678	43,427	79,359
12,591	178	2,230	242	62,474
1,618	188	541	141	51,359

2,023	235	677	176	51,359

316,987	5,149	17,796	72,379	99,199
15,739	222	2,787	302	62,474
2,023	235	677	176	51,359

78,164	1,382	3,226	8,052	9,758
149,668	443	6,965	24,777	83,221
190,192	3,090	10,678	43,427	59,519

8,554,980	1,051,992	1,722,796	3,121,851	1,406,872

-	(133,782)	(62,240)	-	-
-	(8,882)	(47,506)	-	-
-	(3,797)	(4,335)	-	-
-	(413)	(3,137)	-	-
-	(2,813)	(4,822)	-	-
-	(124)	(754)	-	-
-	(131)	(180)	-	-
-	-	-	(25,046)	-
-	-	-	(21,593)	-
-	-	-	(3,221)	-
-	-	-	(3,303)	-
-	-	-	(5,789)	-
-	-	-	(24)	-
-	-	-	(14)	-

8,554,980	902,050	1,599,822	3,062,861	1,406,872

(2,507,396)	1,275,270	846,197	2,464,670	4,078,986

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2016

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$13,633,624	$67,495,254
Futures contracts	-	-
Foreign currency transactions	122	(286)

Net realized gain (loss)	13,633,746	67,494,968

Net change in unrealized appreciation (depreciation) on:
Investment transactions	266,727	130,055,654
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	-	400

Net change in unrealized appreciation (depreciation)	266,727	130,056,054

Net realized gain (loss) and change in unrealized appreciation (depreciation)	13,900,473	197,551,022

Net increase (decrease) in net assets resulting from operations	$14,895,942	$199,910,968

(a) Net of foreign withholding tax of:	$1,474	$198,057

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$67,533,040	$1,506,803	$11,666,347	$1,010,468	$26,340,662
-	-	-	117,348	921,027
-	(11,135)	31	-	-

67,533,040	1,495,668	11,666,378	1,127,816	27,261,689

18,055,615	16,784,712	12,556,681	31,213,029	11,357,078
-	-	-	111,847	288,458
-	(12,144)	9	-	-

18,055,615	16,772,568	12,556,690	31,324,876	11,645,536

85,588,655	18,268,236	24,223,068	32,452,692	38,907,225

$83,081,259	$19,543,506	$25,069,265	$34,917,362	$42,986,211

$55,584	$5,125	$-	$6,066	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends (a)	$4,113,675	$21,740,801
Interest	8,880	119,694
Securities lending net income	746,410	1,730,852

Total investment income	4,868,965	23,591,347

Expenses (Note 3):
Investment advisory fees	289,365	20,646,508
Custody fees	82,751	257,749
Audit fees	30,863	36,883
Legal fees	3,049	31,018
Accounting & Administration fees	46,887	166,178
Proxy fees	985	985
Shareholder reporting fees	40,421	105,378
Trustees’ fees	16,356	164,241
Registration and filing fees	90,039	103,998
Transfer agent fees	3,005	3,005

	603,721	21,515,943
Administration fees:
Class R5	10,983	743,955
Service Class	21,270	363,540
Administrative Class	74,411	529,127
Class A	33,017	452,923
Class R4	48,740	62,591
Class R3	33,964	20,276
Distribution fees:
Class R3	33,964	25,344
Distribution and Service fees:
Class A	41,271	754,872
Class R4	48,740	78,239
Class R3	33,964	25,344
Shareholder service fees:
Service Class	5,317	121,180
Administrative Class	55,808	529,127
Class A	24,763	452,923

Total expenses	1,069,933	25,675,384
Expenses waived:
Class I fees reimbursed by adviser	(16,435)	-
Class R5 fees reimbursed by adviser	(858)	-
Service Class fees reimbursed by adviser	(783)	-
Administrative Class fees reimbursed by adviser	(3,186)	-
Class A fees reimbursed by adviser	(1,420)	-
Class R4 fees reimbursed by adviser	(1,393)	-
Class R3 fees reimbursed by adviser	(916)	-

Net expenses	1,044,942	25,675,384

Net investment income (loss)	3,824,023	(2,084,037)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$3,737,091	$2,339,017	$13,477,148	$17,846,155
16,005	6,578	9,100	13,741
412,089	46,015	167,212	251,336

4,165,185	2,391,610	13,653,460	18,111,232

4,020,836	583,272	427,608	5,223,224
88,875	86,194	310,536	490,445
37,257	40,941	32,295	46,944
6,946	878	4,680	7,505
54,711	59,272	62,236	89,305
985	986	985	985
27,877	7,262	70,681	24,405
27,883	3,945	24,355	36,333
90,673	87,055	91,015	90,921
3,005	3,005	3,005	3,005

4,359,048	872,810	1,027,396	6,013,072

139,133	8	29,404	151,824
57,254	246	32,237	109,590
45,355	151	80,348	54,803
63,133	612	26,155	88,467
2,213	1,491	42,938	9,842
1,157	349	38,439	3,213

1,446	437	38,439	4,016

105,222	1,021	32,694	147,446
2,766	1,863	42,938	12,303
1,446	437	38,439	4,016

19,085	82	8,059	36,530
45,355	152	60,261	54,803
63,133	612	19,616	88,467

4,905,746	880,271	1,517,363	6,778,392

-	(211,839)	-	-
-	(24)	-	-
-	(493)	-	-
-	(300)	-	-
-	(1,230)	-	-
-	(2,217)	-	-
-	(525)	-	-

4,905,746	663,643	1,517,363	6,778,392

(740,561)	1,727,967	12,136,097	11,332,840

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2016

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$13,605,830	$147,021,630
Futures contracts	813,970	-
Foreign currency transactions	(76)	2,053

Net realized gain (loss)	14,419,724	147,023,683

Net change in unrealized appreciation (depreciation) on:
Investment transactions	23,803,127	148,866,679
Futures contracts	374,864	-
Translation of assets and liabilities in foreign currencies	(13)	158

Net change in unrealized appreciation (depreciation)	24,177,978	148,866,837

Net realized gain (loss) and change in unrealized appreciation (depreciation)	38,597,702	295,890,520

Net increase (decrease) in net assets resulting from operations	$42,421,725	$293,806,483

(a) Net of foreign withholding tax of:	$1,473	$62,724

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$(27,625,033)	$(8,013,842)	$4,917,018	$(21,478,734)
-	388,322	(81,784)	(134,659)
(1,319)	526,605	4,965	894,326

(27,626,352)	(7,098,915)	4,840,199	(20,719,067)

67,901,692	6,270,942	4,135,529	35,650,954
-	-	286,011	-
(2,432)	23,366	188,952	200,090

67,899,260	6,294,308	4,610,492	35,851,044

40,272,908	(804,607)	9,450,691	15,131,977

$39,532,347	$923,360	$21,586,788	$26,464,817

$9,703	$225,642	$1,100,147	$1,740,693

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,825,619	$16,745,002	$29,451,577
Net realized gain (loss) on investment transactions	24,361,826	9,337,132	35,121,197
Net change in unrealized appreciation (depreciation) on investments	8,713,277	(16,544,728)	659,114

Net increase (decrease) in net assets resulting from operations	54,900,722	9,537,406	65,231,888

Distributions to shareholders (Note 2):
From net investment income:
Class I	(11,646,083)	(48,548)	(13,382,287)
Class R5	(3,418,949)	(13,818)	(4,398,789)
Service Class	(3,911,860)	(21,103)	(8,661,723)
Administrative Class	(1,554,924)	(8,146)	(2,368,352)
Class A	(38,056)	(179)	(2,614)*
Class R4	(5,515,962)	(31,202)	(9,892,502)
Class R3	(706,660)	(4,601)	(1,112,529)

Total distributions from net investment income	(26,792,494)	(127,597)	(39,818,796)

From net realized gains:
Class I	(1,469,754)	(453,196)	(6,689,862)
Class R5	(450,926)	(128,993)	(2,296,718)
Service Class	(556,725)	(196,996)	(4,711,597)
Administrative Class	(228,916)	(76,046)	(1,338,990)
Class A	(5,815)	(1,671)	(1,516)*
Class R4	(894,237)	(291,268)	(5,907,774)
Class R3	(132,231)	(42,946)	(735,530)

Total distributions from net realized gains	(3,738,604)	(1,191,116)	(21,681,987)

Net fund share transactions (Note 5):
Class I	(235,816,450)	71,641,923	39,852,516
Class R5	(52,955,915)	16,770,713	(27,442,936)
Service Class	(21,335,015)	(109,792,554)	(40,649,539)
Administrative Class	(11,055,342)	2,444,145	(21,753,313)
Class A	(114,239)	1,892,811	120,161 *
Class R4	(49,120,848)	(50,532,817)	(78,419,220)
Class R3	(3,958,860)	(575,117)	538,732

Increase (decrease) in net assets from fund share transactions	(374,356,669)	(68,150,896)	(127,753,599)

Total increase (decrease) in net assets	(349,987,045)	(59,932,203)	(124,022,494)
Net assets
Beginning of year	1,387,373,467	1,447,305,670	1,571,328,164

End of year	$1,037,386,422	$1,387,373,467	$1,447,305,670

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$16,570,101	$18,983,566	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(148,643)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund			MassMutual Select Diversified Value Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$7,722,270	$4,588,760	$5,437,050	$6,547,600	$4,394,161	$7,147,225
4,178,805	3,802,966	3,055,632	18,374,032	22,907,830	55,149,017
9,755,185	(7,528,786)	3,485,758	10,747,274	(55,051,123)	(21,289,894)

21,656,260	862,940	11,978,440	35,668,906	(27,749,132)	41,006,348

(2,104,352)	(17,943)	(1,908,342)*	(1,221,667)	(253,157)	(1,894,736)*
(1,461,955)	(13,473)	(1,402,720)	(3,009,308)	(685,168)	(4,403,852)
(1,803,081)	(15,779)	(1,675,049)	(202,722)	(49,357)	(284,578)
(885,218)	(9,938)	(827,689)	(66,927)	(20,511)	(158,192)
(1,037,539)	(10,094)	(969,209)	(182,440)	(69,975)	(328,416)
(431,509)	(4,282)	(3,382)*	(3,318)	(922)	(1,789)*
(79,005)	(1,085)	(61,516)	(6,062)	(792)	(2,482)

(7,802,659)	(72,594)	(6,847,907)	(4,692,444)	(1,079,882)	(7,074,045)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

26,883,805	13,544,214	54,597,161 *	156,999,625	(15,503,785)	92,402,964 *
8,225,778	3,626,722	(37,640,784)	(169,039,194)	(10,284,465)	(118,451,252)
(14,119,240)	7,901,077	12,398,421	(7,265,323)	179,614	(6,683,158)
4,259,419	8,711,237	13,146,455	141,729	(2,897,190)	1,016,135
3,359,709	7,995,446	4,032,261	(2,749,576)	(1,094,480)	(2,968,200)
10,536,190	14,560,279	103,483 *	386,731	196,043	101,890 *
2,584,298	936,260	997,809	1,281,814	76,613	10,930

41,729,959	57,275,235	47,634,806	(20,244,194)	(29,327,650)	(34,570,691)

55,583,560	58,065,581	52,765,339	10,732,268	(58,156,664)	(638,388)

273,992,092	215,926,511	163,161,172	325,653,400	383,810,064	384,448,452

$329,575,652	$273,992,092	$215,926,511	$336,385,668	$325,653,400	$383,810,064

$5,683,130	$5,861,158	$-	$6,040,107	$4,245,850	$1,062,458

$-	$-	$(101,301)	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$24,377,259	$15,776,239	$21,841,906
Net realized gain (loss) on investment transactions	91,082,311	138,291,806	108,071,195
Net change in unrealized appreciation (depreciation) on investments	40,933,427	(268,185,868)	31,941,811

Net increase (decrease) in net assets resulting from operations	156,392,997	(114,117,823)	161,854,912

Distributions to shareholders (Note 2):
From net investment income:
Class I	(7,875,862)	-	(6,681,231)
Class R5	(7,188,189)	-	(8,457,640)
Service Class	(2,845,064)	-	(3,051,112)
Administrative Class	(1,461,869)	-	(1,619,714)
Class A	(2,038,495)	-	(2,225,304)
Class R4	(31,688)	-	(1,450)*
Class R3	(15,751)	-	(11,199)

Total distributions from net investment income	(21,456,918)	-	(22,047,650)

From net realized gains:
Class I	(46,281,071)	(12,594,012)	(24,814,091)
Class R5	(45,087,536)	(13,854,744)	(35,024,820)
Service Class	(18,900,526)	(4,989,545)	(12,982,133)
Administrative Class	(10,620,613)	(3,231,319)	(8,238,366)
Class A	(18,164,880)	(5,399,955)	(14,142,870)
Class R4	(207,995)	(38,900)	(6,673)*
Class R3	(134,185)	(28,952)	(78,344)

Total distributions from net realized gains	(139,396,806)	(40,137,427)	(95,287,297)

Net fund share transactions (Note 5):
Class I	73,865,163	61,072,490	131,476,061
Class R5	(45,890,943)	(86,847,082)	6,273,005
Service Class	(30,347,984)	(31,338,108)	(3,904,274)
Administrative Class	(8,822,833)	(8,528,898)	(22,419,507)
Class L	-	-	-
Class A	(9,067,584)	(24,170,270)	(64,836,520)
Class R4	5,055,023	1,896,405	108,224 *
Class R3	633,158	34,362	(312,248)

Increase (decrease) in net assets from fund share transactions	(14,576,000)	(87,881,101)	46,384,741

Total increase (decrease) in net assets	(19,036,727)	(242,136,351)	90,904,706
Net assets
Beginning of year	1,280,019,039	1,522,155,390	1,431,250,684

End of year	$1,260,982,312	$1,280,019,039	$1,522,155,390

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$17,548,859	$16,509,611	$200,236

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund			MM S&P 500 Index Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$4,696,991	$5,095,460	$11,768,121	$66,405,972	$45,150,505	$54,314,545
3,819,824	25,165,624	49,660,275	161,179,547	65,248,859	85,814,847
14,368,591	(52,190,871)	(40,150,477)	281,344,380	(313,694,124)	273,954,472

22,885,406	(21,929,787)	21,277,919	508,929,899	(203,294,760)	414,083,864

(1,880,949)	-	(4,489,571)*	(18,438,367)	-	(10,234,711)
(3,041,190)	-	(4,939,584)	(15,778,015)	-	(17,006,805)
(252,981)	-	(358,183)	(11,265,838)	-	(11,487,958)
(351,071)	-	(677,337)	(7,628,821)	-	(8,322,530)
(696,660)	-	(1,311,094)	(258,430)	-	(1,525	)*
(2,353)	-	(2,777)*	(8,581,094)	-	(7,315,121)
(1,566)	-	(2,216)	(699,099)	-	(73,638)

(6,226,770)	-	(11,780,762)	(62,649,664)	-	(54,442,288)

(7,537,007)	(507,956)	(19,592,080)*	(18,281,037)	(2,314,697)	(11,638,397)
(12,769,934)	(1,173,602)	(22,914,966)	(16,602,756)	(2,625,457)	(20,528,688)
(1,097,808)	(80,714)	(1,853,578)	(12,897,031)	(1,860,292)	(15,144,142)
(1,644,212)	(135,466)	(3,374,830)	(9,439,887)	(1,465,816)	(11,398,056)
(3,694,184)	(298,026)	(7,334,754)	(311,663)	(26,239)	(2,272	)*
(11,207)	(806)	(13,691)*	(11,345,262)	(1,562,511)	(11,548,744)
(8,711)	(685)	(13,249)	(838,040)	(69,412)	(131,901)

(26,763,063)	(2,197,255)	(55,097,148)	(69,715,676)	(9,924,424)	(70,392,200)

(8,414,998)	(84,309,867)	170,067,352 *	116,191,743	292,425,238	139,547,950
(29,386,141)	(35,941,381)	(150,815,262)	(129,531,451)	(76,466,737)	(90,175,017)
(4,694,547)	(2,920,656)	(20,442,176)	(203,718,872)	(59,896,700)	67,002,590
(3,819,323)	(8,037,926)	(1,032,585)	(40,134,859)	(34,611,042)	177,575,145
-	-	-	-	-	(173,007,232	)***
(5,649,322)	(12,991,766)	(9,199,883)	7,402,371	9,165,848	3,342,456	*
(86)	1	116,568 *	37,518,315	21,506,453	(36,450,676)
(25,147)	(7,954)	(9,159)	64,356,578	22,810,218	(1,666,043)

(51,989,564)	(144,209,549)	(11,315,145)	(147,916,175)	174,933,278	86,169,173

(62,093,991)	(168,336,591)	(56,915,136)	228,648,384	(38,285,906)	375,418,549

242,386,845	410,723,436	467,638,572	3,433,910,879	3,472,196,785	3,096,778,236

$180,292,854	$242,386,845	$410,723,436	$3,662,559,263	$3,433,910,879	$3,472,196,785

$3,214,441	$4,873,376	$-	$54,894,926	$46,140,668	$464,093

$-	$-	$(209,610)	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Focused Value Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,762,180	$10,723,783	$16,074,697
Net realized gain (loss) on investment transactions	21,331,073	108,571,256	109,677,975
Net change in unrealized appreciation (depreciation) on investments	68,738,687	(252,932,632)	(18,940,090)

Net increase (decrease) in net assets resulting from operations	99,831,940	(133,637,593)	106,812,582

Distributions to shareholders (Note 2):
From net investment income:
Class I	(4,096,929)	-	(4,029,046)
Class R5	(3,911,958)	-	(5,694,010)
Service Class	(1,222,029)	-	(1,655,429)
Administrative Class	(1,453,204)	-	(1,779,528)
Class A	(2,357,730)	-	(3,012,736)
Class R4*	(64,180)	-	(1,790)
Class R3	(47,379)	-	(8,824)

Total distributions from net investment income	(13,153,409)	-	(16,181,363)

From net realized gains:
Class I	(33,305,260)	(2,785,570)	(25,254,020)
Class R5	(34,110,272)	(3,102,930)	(38,770,908)
Service Class	(11,384,357)	(980,581)	(11,721,881)
Administrative Class	(14,481,287)	(1,274,361)	(13,773,257)
Class A	(28,593,552)	(2,486,643)	(27,010,334)
Class R4*	(583,244)	(22,248)	(13,639)
Class R3	(482,246)	(27,322)	(87,735)

Total distributions from net realized gains	(122,940,218)	(10,679,655)	(116,631,774)

Net fund share transactions (Note 5):
Class I	4,192,341	31,777,325	61,463,960
Class R5	(26,306,262)	(54,130,123)	29,033,786
Service Class	(3,009,686)	(8,761,110)	2,667,182
Administrative Class	(3,973,770)	3,041,047	9,013,321
Class A	(24,741,038)	(12,561,749)	14,739,075
Class R4*	4,526,558	1,836,831	115,530
Class R3	1,373,007	1,928,306	6,487

Increase (decrease) in net assets from fund share transactions	(47,938,850)	(36,869,473)	117,039,341

Total increase (decrease) in net assets	(84,200,537)	(181,186,721)	91,038,786
Net assets
Beginning of year	816,785,798	997,972,519	906,933,733

End of year	$732,585,261	$816,785,798	$997,972,519

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$7,130,828	$10,522,101	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(200,849)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund			MassMutual Select Blue Chip Growth Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$995,469	$761,654	$1,108,798	$2,359,946	$713,119	$(1,962,422)
13,633,746	13,042,351	15,847,968	67,494,968	230,699,044	110,970,108
266,727	(14,834,008)	(1,707,384)	130,056,054	(219,440,606)	9,393,468

14,895,942	(1,030,003)	15,249,382	199,910,968	11,971,557	118,401,154

(751,915)	-	(852,887)*	(1,935,400)	-	-
(179,581)	-	(171,725)	(2,166,584)	-	-
(47,013)	-	(56,048)	(905,314)	-	-
(74,962)	-	(84,253)	(585,084)	-	-
(67,082)	-	(115,430)	(47,459)	-	-
(2,144)	-	(805)	(66,043)	-	-
(3,962)	-	(1,223)	(21,466)	-	-

(1,126,659)	-	(1,282,371)	(5,727,350)	-	-

(8,068,438)	(286,058)	(9,328,674)*	(54,421,472)	(2,722,994)	(18,256,444)*
(2,154,268)	(75,368)	(2,288,463)	(76,223,871)	(4,445,803)	(37,728,727)
(639,638)	(21,733)	(755,128)	(36,595,844)	(1,772,363)	(10,930,968)
(1,150,105)	(39,495)	(1,320,766)	(38,222,083)	(2,123,862)	(18,266,974)
(1,953,737)	(72,193)	(2,763,788)	(26,595,883)	(1,435,893)	(11,392,210)
(30,274)	(438)	(12,676)	(3,897,139)	(182,961)	(54,367)
(52,494)	(344)	(31,591)	(1,142,260)	(30,819)	(76,884)

(14,048,954)	(495,629)	(16,501,086)	(237,098,552)	(12,714,695)	(96,706,574)

(18,509,803)	(10,449,526)	89,438,109 *	190,504,053	49,117,040	273,513,443 *
3,018,021	(670,141)	(66,419,603)	(99,893,271)	(72,162,449)	17,976,514
949,076	(1,116,014)	923,632	24,094,939	42,980,300	(35,451,138)
228,682	642,163	(1,046,755)	13,689,494	(38,082,425)	15,849,435
(1,046,308)	(6,204,240)	728,685	16,657,548	(6,013,494)	(27,092,276)
513,190	85,052	113,582	24,392,703	20,387,382	827,274
1,214,767	96,419	(155,402)	18,511,152	3,234,438	(103,980)

(13,632,375)	(17,616,287)	23,582,248	187,956,618	(539,208)	245,519,272

(13,912,046)	(19,141,919)	21,048,173	145,041,684	(1,282,346)	267,213,852

129,168,879	148,310,798	127,262,625	1,407,511,956	1,408,794,302	1,141,580,450

$115,256,833	$129,168,879	$148,310,798	$1,552,553,640	$1,407,511,956	$1,408,794,302

$578,510	$740,798	$-	$-	$465,878	$(246,347)

$-	$-	$(21,255)	$(211,953)	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Growth Opportunities Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,507,396)	$(995,820)	$(757,697)
Net realized gain (loss) on investment transactions	67,533,040	99,925,006	79,669,554
Net change in unrealized appreciation (depreciation) on investments	18,055,615	(155,251,510)	22,553,376

Net increase (decrease) in net assets resulting from operations	83,081,259	(56,322,324)	101,465,233

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-	-
Class R5	-	-	-
Service Class	-	-	-
Administrative Class	-	-	-
Class A	-	-	-
Class R4*	-	-	-
Class R3	-	-	-

Total distributions from net investment income	-	-	-

From net realized gains:
Class I	(38,981,121)	(8,835,876)	(18,343,315)
Class R5	(23,803,912)	(5,771,522)	(16,052,750)
Service Class	(17,831,054)	(3,960,722)	(9,465,425)
Administrative Class	(12,455,719)	(2,773,139)	(8,996,527)
Class A	(16,598,049)	(4,147,006)	(11,605,691)
Class R4*	(652,252)	(62,717)	(7,042)
Class R3	(102,779)	(21,705)	(8,848)

Total distributions from net realized gains	(110,424,886)	(25,572,687)	(64,479,598)

Net fund share transactions (Note 5):
Class I	6,394,311	66,173,196	161,165,512
Class R5	(22,570,065)	(33,075,843)	(79,939,058)
Service Class	5,172,386	3,841,396	67,386,951
Administrative Class	(12,272,827)	(29,877,131)	32,700,419
Class A	(30,532,043)	(25,509,971)	4,944,279
Class R4*	4,494,851	2,988,471	107,143
Class R3	148,347	713,395	94,955

Increase (decrease) in net assets from fund share transactions	(49,165,040)	(14,746,487)	186,460,201

Total increase (decrease) in net assets	(76,508,667)	(96,641,498)	223,445,836
Net assets
Beginning of year	973,839,032	1,070,480,530	847,034,694

End of year	$897,330,365	$973,839,032	$1,070,480,530

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(2,120,926)	$(164,144)	$(142,472)

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund			MassMutual Select Small Cap Value Equity Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$1,275,270	$1,221,877	$1,715,893	$846,197	$725,223	$1,116,378
1,495,668	12,583,392	16,998,635	11,666,378	11,362,721	11,251,441
16,772,568	(28,455,147)	(8,523,492)	12,556,690	(25,623,975)	(2,210,643)

19,543,506	(14,649,878)	10,191,036	25,069,265	(13,536,031)	10,157,176

(1,281,970)	-	(1,493,902)	(408,152)	(5,250)	(410,790)*
(72,905)	-	(179,936)	(449,400)	(7,433)	(561,623)
(30,765)	-	(46,532)	(32,438)	(257)	(3,287)
(1,206)	-	(8,484)	(9,022)	(482)	(14,370)
(11,553)	-	(32,911)	(2,458)	(541)	(10,138)
(886)	-	(845)	(5,128)	(27)	(374)
(609)	-	(468)	(88)	(9)	(187)*

(1,399,894)	-	(1,763,078)	(906,686)	(13,999)	(1,000,769)

(12,944,843)	(1,376,932)	(1,915,445)	(2,321,956)	-	-
(891,064)	(169,477)	(287,705)	(3,117,262)	-	-
(388,558)	(31,478)	(71,920)	(226,348)	-	-
(35,387)	(5,322)	(16,307)	(141,014)	-	-
(324,216)	(30,700)	(84,048)	(227,926)	-	-
(13,658)	(1,061)	(1,506)	(38,293)	-	-
(13,243)	(993)	(1,549)	(5,311)	-	-

(14,610,969)	(1,615,963)	(2,378,480)	(6,078,110)	-	-

(25,212,907)	10,130,151	62,882,264	45,464,579	10,523,975	58,735,097 *
(1,404,204)	(8,278,904)	(66,725,319)	(48,503,305)	2,459,687	(46,957,438)
(574,857)	(2,049,541)	2,201,998	3,657,179	2,071,604	(3,929,863)
381,890	(813,751)	(3,128,161)	(1,758,964)	2,691,442	(775,270)
(527,870)	(3,137,073)	(592,184)	1,704,295	579,131	(396,402)
1,237	102	102,453	1,027,529	579,271	100,475
12,789	(7,325)	6,810	277,968	27,211	100,187 *

(27,323,922)	(4,156,341)	(5,252,139)	1,869,281	18,932,321	6,876,786

(23,791,279)	(20,422,182)	797,339	19,953,750	5,382,291	16,033,193

142,414,479	162,836,661	162,039,322	175,836,740	170,454,449	154,421,256

$118,623,200	$142,414,479	$162,836,661	$195,790,490	$175,836,740	$170,454,449

$1,084,869	$1,272,470	$-	$573,691	$696,399	$100,859

$-	$-	$(36,508)	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,464,670	$746,838	$1,602,676
Net realized gain (loss) on investment transactions	1,127,816	70,385,133	67,673,203
Net change in unrealized appreciation (depreciation) on investments	31,324,876	(101,733,258)	(50,476,747)

Net increase (decrease) in net assets resulting from operations	34,917,362	(30,601,287)	18,799,132

Distributions to shareholders (Note 2):
From net investment income:
Class I	(850,085)	-	(1,165,020)
Class R5	(636,073)	-	(1,530,838)
Service Class	(67,956)	-	(247,535)
Administrative Class	(57,520)	-	(132,029)
Class L	-	-	-
Class A	(9,255)	-	(112,084)
Class R4*	(297)	-	(600)
Class R3	-	-	(184)

Total distributions from net investment income	(1,621,186)	-	(3,188,290)

From net realized gains:
Class I	(28,358,964)	(1,951,998)	(18,745,607)
Class R5	(26,816,038)	(2,313,519)	(29,624,104)
Service Class	(3,864,438)	(262,066)	(5,460,834)
Administrative Class	(4,094,745)	(292,735)	(3,681,960)
Class L	-	-	-
Class A	(7,146,651)	(523,550)	(6,805,755)
Class R4*	(25,297)	(1,509)	(14,863)
Class R3	(15,919)	(952)	(26,419)

Total distributions from net realized gains	(70,322,052)	(5,346,329)	(64,359,542)

Net fund share transactions (Note 5):
Class I	13,522,455	6,020,263	21,107,004
Class R5	(5,581,055)	(63,597,584)	(23,523,516)
Service Class	1,102,624	(19,078,847)	(2,745,889)
Administrative Class	512,933	(4,609,003)	(8,517,606)
Class L	-	-	-
Class A	(252,521)	(9,061,658)	(10,349,879)
Class R4*	100,718	103	115,563
Class R3	33,959	(17,538)	(94,214)

Increase (decrease) in net assets from fund share transactions	9,439,113	(90,344,264)	(24,008,537)

Total increase (decrease) in net assets	(27,586,763)	(126,291,880)	(72,757,237)
Net assets
Beginning of year	319,350,471	445,642,351	518,399,588

End of year	$291,763,708	$319,350,471	$445,642,351

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,179,161	$1,474,140	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(140,060)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund				MM Russell 2000 Small Cap Index Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$4,078,986	$2,232,860	$2,247,307		$3,824,023	$1,743,565	$1,563,630
27,261,689	11,043,306	6,707,678		14,419,724	5,989,709	11,633,560
11,645,536	(28,426,744)	7,814,057		24,177,978	(32,639,548)	(6,157,085)

42,986,211	(15,150,578)	16,769,042		42,421,725	(24,906,274)	7,040,105

(1,884,209)	-	(1,540,869)		(2,171,643)	-	(1,146,533)
(144,757)	-	(55,208)		(95,684)	-	(43,187)
(161,524)	-	(123,337)		(73,428)	-	(68,716)
(500,702)	-	(351,175)		(290,228)	-	(235,643)
-	-	-	***	-	-	-	***
(290,077)	-	(177,234)		(93,134)	-	(110,446)
(195,232)	-	(887)		(136,086)	-	(1,117)
(137,526)	-	(577	)*	(88,306)	-	(676	)*

(3,314,027)	-	(2,249,287)		(2,948,509)	-	(1,606,318)

(5,940,987)	(504,686)	(4,060,735)		(4,491,792)	(97,899)	(9,717,239)
(486,746)	(40,508)	(147,273)		(212,931)	(4,253)	(440,894)
(638,431)	(61,578)	(332,713)		(193,449)	(4,433)	(617,170)
(2,141,360)	(178,890)	(1,178,726)		(834,189)	(16,884)	(2,566,301)
-	-	-	***	-	-	-	***
(1,565,793)	(118,641)	(796,854)		(378,901)	(7,896)	(1,485,834)
(775,045)	(49,479)	(3,452)		(353,998)	(4,748)	(13,140)
(577,513)	(26,544)	(3,017	)*	(244,700)	(2,611)	(10,530	)*

(12,125,875)	(980,326)	(6,522,770)		(6,709,960)	(138,724)	(14,851,108)

(74,001,329)	444,250	44,886,831		(76,193,569)	105,394,573	12,560,246
8,233,835	6,672,292	(477,832)		5,768,863	4,385,439	(8,545,691)
4,752,029	5,179,084	9,123,436		3,686,370	2,387,328	5,746,597
7,809,259	10,422,669	29,696,062		8,508,048	8,036,015	20,094,668
-	-	(10,041,602	)***	-	-	(5,978,385	)***
6,324,124	5,608,194	18,939,357		3,328,695	517,093	10,738,266
20,280,246	15,304,725	128,726		16,962,829	10,349,917	160,077
22,951,665	9,365,527	138,158	*	14,260,660	6,350,620	146,572	*

(3,650,171)	52,996,741	92,393,136		(23,678,104)	137,420,985	34,922,350

23,896,138	36,865,837	100,390,121		9,085,152	112,375,987	25,505,029

270,826,227	233,960,390	133,570,269		262,285,774	149,909,787	124,404,758

$294,722,365	$270,826,227	$233,960,390		$271,370,926	$262,285,774	$149,909,787

$3,002,483	$2,260,618	$-		$2,564,363	$1,710,590	$-

$-	$-	$(11,732)		$-	$-	$(13,852)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Mid Cap Growth Equity II Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,084,037)	$(4,505,988)	$(6,360,438)
Net realized gain (loss) on investment transactions	147,023,683	210,508,284	208,811,792
Net change in unrealized appreciation (depreciation) on investments	148,866,837	(202,803,057)	30,663,325

Net increase (decrease) in net assets resulting from operations	293,806,483	3,199,239	233,114,679

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-	-
Class R5	-	-	-
Service Class	-	-	-
Administrative Class	-	-	-
Class A	-	-	-
Class R4*	-	-	-
Class R3	-	-	-

Total distributions from net investment income	-	-	-

From net realized gains:
Class I	(81,785,351)	(5,244,538)	(43,786,734)
Class R5	(55,211,743)	(5,040,837)	(67,957,371)
Service Class	(20,768,068)	(1,870,084)	(25,305,083)
Administrative Class	(30,187,112)	(2,940,916)	(40,024,588)
Class A	(27,155,559)	(2,612,545)	(36,490,484)
Class R4*	(1,661,395)	(69,064)	(278,894)
Class R3	(625,778)	(35,278)	(317,456)

Total distributions from net realized gains	(217,395,006)	(17,813,262)	(214,160,610)

Tax return of capital:
Class I	-	-	-
Class R5	-	-	-
Service Class	-	-	-
Administrative Class	-	-	-
Class A	-	-	-
Class R4	-	-	-
Class R3	-	-	-

	-	-	-

Net fund share transactions (Note 5):
Class I	803,773,454	391,247,796	139,870,415
Class R5	168,193,351	(26,139,304)	92,634,428
Service Class	(6,304,691)	(6,100,747)	(29,173,542)
Administrative Class	(29,690,315)	170,867	(22,864,708)
Class A	(10,220,087)	(16,681,040)	(12,619,900)
Class R4*	40,927,154	9,061,597	3,097,836
Class R3	8,881,610	2,480,516	423,941

Increase (decrease) in net assets from fund share transactions	975,560,476	354,039,685	171,368,470

Total increase (decrease) in net assets	1,051,971,953	339,425,662	190,322,539
Net assets
Beginning of year	2,383,598,548	2,044,172,886	1,853,850,347

End of year	$3,435,570,501	$2,383,598,548	$2,044,172,886

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(2,548,908)	$(3,155,003)	$(4,078,935)

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund			MassMutual Select Diversified International Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$(740,561)	$(1,060,350)	$(2,717,675)	$1,727,967	$1,116,229	$6,062,520
(27,626,352)	105,401,769	157,927,957	(7,098,915)	(1,321,872)	8,211,548
67,899,260	(157,537,280)	(104,883,649)	6,294,308	(1,983,744)	(33,120,412)

39,532,347	(53,195,861)	50,326,633	923,360	(2,189,387)	(18,846,344)

-	-	-	(92,480)	-	(2,280,133)*
-	-	-	-	-	(4,012,527)
-	-	-	-	-	(5,112)
-	-	-	-	-	(3,140)
-	-	-	-	-	(12,303)
-	-	-	(326)	-	(3,132)
-	-	-	-	-	(2,942)*

-	-	-	(92,806)	-	(6,319,289)

(49,177,897)	(7,939,063)	(97,729,693)	-	-	-
(32,616,960)	(2,835,799)	(40,227,761)	-	-	-
(8,890,222)	(584,319)	(7,757,014)	-	-	-
(7,088,429)	(533,026)	(6,266,247)	-	-	-
(10,904,104)	(836,481)	(12,281,361)	-	-	-
(180,373)	(6,252)	(21,949)	-	-	-
(119,351)	(5,562)	(44,504)	-	-	-

(108,977,336)	(12,740,502)	(164,328,529)	-	-	-

(69,823)	-	-	-	-	-
(46,310)	-	-	-	-	-
(12,622)	-	-	-	-	-
(10,064)	-	-	-	-	-
(15,482)	-	-	-	-	-
(256)	-	-	-	-	-
(170)	-	-	-	-

(154,727)	-	-	-	-	-

65,409,071	(244,208,832)	363,136,313	(26,988,814)	7,837,708	68,798,134 *
(25,489,734)	(29,558,647)	(342,599,143)	(11,654)	(111,811,878)	(35,192,508)
6,878,171	(728,915)	(32,748,065)	17,266	3,324	71,618
818,188	6,109,386	(8,168,464)	50,487	680	91,570
2,056,514	(6,514,678)	(6,232,685)	(301,841)	198,996	(296,775)
1,395,690	381,965	122,049	1,017,929	100	103,232
994,687	244,684	(420,017)	99,644	14,956	102,942 *

52,062,587	(274,275,037)	(26,910,012)	(26,116,983)	(103,756,114)	33,678,213

(17,537,129)	(340,211,400)	(140,911,908)	(25,286,429)	(105,945,501)	8,512,580

522,513,713	862,725,113	1,003,637,021	66,186,395	172,131,896	163,619,316

$504,976,584	$522,513,713	$862,725,113	$40,899,966	$66,186,395	$172,131,896

$(801,335)	$(214,454)	$(201,359)	$2,291,414	$70,705	$-

$-	$-	$-	$-	$-	$(435,466)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM MSCI EAFE International Index Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,136,097	$7,792,382	$7,668,688
Net realized gain (loss) on investment transactions	4,840,199	710,223	2,550,122
Net change in unrealized appreciation (depreciation) on investments	4,610,492	(31,830,591)	(25,161,015)

Net increase (decrease) in net assets resulting from operations	21,586,788	(23,327,986)	(14,942,205)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(6,785,859)	-	(6,608,248)
Class R5	(607,053)	-	(106,877)
Service Class	(309,406)	-	(189,461)
Administrative Class	(736,427)	-	(643,276)
Class A	(237,035)	-	(181,481)
Class R4*	(244,763)	-	(3,413)
Class R3	(231,410)	-	(2,363	)*

Total distributions from net investment income	(9,151,953)	-	(7,735,119)

From net realized gains:
Class I	(713,404)	-	(2,340,437)
Class R5	(65,592)	-	(40,283)
Service Class	(36,223)	-	(69,385)
Administrative Class	(89,660)	-	(235,842)
Class A	(32,786)	-	(75,857)
Class R4*	(28,097)	-	(1,361)
Class R3	(27,157)	-	(1,043	)*

Total distributions from net realized gains	(992,919)	-	(2,764,208)

Net fund share transactions (Note 5):
Class I	(190,445,217)	81,211,538	51,183,193
Class R5	15,464,582	13,564,713	(6,190,056)
Service Class	1,319,875	9,800,403	6,224,252
Administrative Class	4,903,152	12,798,475	20,288,031
Class L	-	-	(1,935,692	)***
Class A	399,928	6,211,301	4,691,754
Class R4*	18,287,049	7,265,408	154,558
Class R3	19,010,376	5,420,469	107,091	*

Increase (decrease) in net assets from fund share transactions	(131,060,255)	136,272,307	74,523,131

Total increase (decrease) in net assets	(119,618,339)	112,944,321	49,081,599
Net assets
Beginning of year	366,494,498	253,550,177	204,468,578

End of year	$246,876,159	$366,494,498	$253,550,177

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$11,095,650	$7,106,791	$0

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(765,559)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$11,332,840	$9,865,235	$13,504,218
(20,719,067)	23,581,386	41,158,440
35,851,044	(68,260,206)	(97,744,957)

26,464,817	(34,813,585)	(43,082,299)

(5,063,565)	(7,349,048)	(6,888,163)
(2,456,793)	(4,104,090)	(3,471,069)
(1,082,851)	(1,829,317)	(1,475,642)
(473,888)	(852,982)	(624,275)
(620,779)	(1,213,872)	(1,104,817)
(52,843)	(48,123)	(2,404)
(16,976)	(27,413)	-

(9,767,695)	(15,424,845)	(13,566,370)

-	-	-
-	-	-
-	-	-
-	-	-
-	-	-
-	-	-
-	-	-

-	-	-

28,654,909	7,655,833	60,884,251
(25,640,587)	10,924,592	(12,283,523)
(8,986,925)	7,342,707	(249,343)
458,898	9,287,564	5,981,599
-	-	-
(1,318,821)	2,243,386	5,949,470
2,959,175	3,651,362	102,505
602,560	1,236,256	(537,008)

(3,270,791)	42,341,700	59,847,951

13,426,331	(7,896,730)	3,199,282

628,214,634	636,111,364	632,912,082

$641,640,965	$628,214,634	$636,111,364

$11,620,236	$8,703,006	$11,891,648

$-	$-	$-

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Net investment income (loss) to average daily net assets[n]
Class I
9/30/16	$10.17	$0.21	$0.30	$0.51	$(0.22)	$(0.03)	$(0.25)	$10.43	5.10%		$303,783	0.37%		N/A		0.34%		2.02%
9/30/15[i]	10.10	0.14	(0.06)	0.08	(0.00)[d]	(0.01)	(0.01)	10.17	0.79%	[b]	534,131	0.39%	[a]	N/A		0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%		0.00%	[e]	0.40%		2.07%
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%		0.00%	[e]	N/A		1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%		0.00%	[e]	N/A		2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A		N/A		3.26%
Class R5
9/30/16	$10.15	$0.20	$0.30	$0.50	$(0.21)	$(0.03)	$(0.24)	$10.41	5.01%		$115,428	0.47%		N/A		0.44%		1.94%
9/30/15[i]	10.08	0.13	(0.05)	0.08	(0.00)[d]	(0.01)	(0.01)	10.15	0.79%	[b]	166,482	0.49%	[a]	N/A		0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%		0.00%	[e]	0.51%		1.98%
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%		0.00%	[e]	N/A		1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%		0.00%	[e]	N/A		2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A		N/A		3.02%
Service Class
9/30/16	$10.17	$0.19	$0.31	$0.50	$(0.19)	$(0.03)	$(0.22)	$10.45	5.04%	*	$193,887	0.57%		N/A		0.54%		1.83%
9/30/15[i]	10.12	0.12	(0.06)	0.06	(0.00)[d]	(0.01)	(0.01)	10.17	0.59%	[b]	209,728	0.59%	[a]	N/A		0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%		0.00%	[e]	0.62%	[k]	1.86%
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%		0.00%	[e]	N/A		1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%		0.00%	[e]	N/A		2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A		N/A		2.89%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	264%	264%	453%[u]	460%[u]	501%[u]	442%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, 479% and 509% as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Net investment income (loss) to average daily net assets[n]
Administrative Class
9/30/16	$10.11	$0.17	$0.31	$0.48	$(0.19)	$(0.03)	$(0.22)	$10.37	4.80%		$80,444	0.67%		N/A		0.64%		1.73%
9/30/15[i]	10.06	0.11	(0.05)	0.06	(0.00)[d]	(0.01)	(0.01)	10.11	0.59%	[b]	89,080	0.69%	[a]	N/A		0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%		0.00%	[e]	0.71%		1.74%
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%		0.00%	[e]	N/A		1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%		0.00%	[e]	N/A		2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A		N/A		2.87%
Class A
9/30/16	$10.13	$0.15	$0.31	$0.46	$(0.18)	$(0.03)	$(0.21)	$10.38	4.62%		$1,943	0.92%		N/A		0.89%		1.47%
9/30/15[i]	10.10	0.11	(0.07)	0.04	(0.00)[d]	(0.01)	(0.01)	10.13	0.39%	[b]	1,998	0.94%	[a]	N/A		0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a]	0.00%	[e]	0.95%	[a]	1.36%	[a]
Class R4
9/30/16	$10.16	$0.16	$0.31	$0.47	$(0.17)	$(0.03)	$(0.20)	$10.43	4.70%		$295,696	0.82%		N/A		0.79%		1.58%
9/30/15[i]	10.12	0.10	(0.05)	0.05	(0.00)[d]	(0.01)	(0.01)	10.16	0.49%	[b]	336,956	0.84%	[a]	N/A		0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%		0.00%	[e]	0.85%		1.62%
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%		0.00%	[e]	N/A		1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%		0.00%	[e]	N/A		1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A		N/A		2.71%
Class R3
9/30/16	$10.08	$0.13	$0.32	$0.45	$(0.15)	$(0.03)	$(0.18)	$10.35	4.49%		$46,206	1.07%		N/A		1.04%		1.33%
9/30/15[i]	10.06	0.08	(0.05)	0.03	(0.00)[d]	(0.01)	(0.01)	10.08	0.29%	[b]	48,998	1.09%	[a]	N/A		1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%		0.00%	[e]	1.10%		1.37%
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%		0.00%	[e]	N/A		1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%		0.00%	[e]	N/A		1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A		N/A		2.50%

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.22	$0.29	$0.46	$0.75	$(0.30)	$(0.30)	$10.67	7.62%		$99,498	0.54%		0.48%		2.80%
9/30/15[i]	10.15	0.20	(0.13)	0.07	(0.00)[d]	(0.00)[d]	10.22	0.72%	[b]	68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18	0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
9/30/16	$10.22	$0.28	$0.46	$0.74	$(0.29)	$(0.29)	$10.67	7.51%		$61,789	0.64%		0.58%		2.70%
9/30/15[i]	10.16	0.19	(0.13)	0.06	(0.00)[d]	(0.00)[d]	10.22	0.62%	[b]	50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38	0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
12/31/13	10.34	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A		2.87%
12/31/12	9.91	0.31	0.47	0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%		N/A		3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	(0.33)	9.91	6.61%		75,607	0.66%		N/A		3.14%
Service Class
9/30/16	$10.22	$0.27	$0.47	$0.74	$(0.29)	$(0.29)	$10.67	7.42%		$47,296	0.74%		0.68%		2.61%
9/30/15[i]	10.17	0.19	(0.14)	0.05	(0.00)[d]	(0.00)[d]	10.22	0.52%	[b]	59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38	0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%
12/31/13	10.35	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A		2.85%
12/31/12	9.92	0.31	0.46	0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%		N/A		2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	(0.33)	9.92	6.54%		27,303	0.71%		N/A		3.08%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	207%	191%	308%	352%	417%	669%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$10.18	$0.26	$0.47	$0.73	$(0.27)	$(0.27)	$10.64	7.39%		$42,980	0.84%		0.78%		2.50%
9/30/15[i]	10.14	0.18	(0.14)	0.04	(0.00)[d]	(0.00)[d]	10.18	0.42%	[b]	36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38	0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
12/31/13	10.32	0.27	(0.45)	(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A		2.59%
12/31/12	9.90	0.29	0.46	0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%		N/A		2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	(0.30)	9.90	6.43%		26,987	0.86%		N/A		2.90%
Class A
9/30/16	$10.15	$0.23	$0.47	$0.70	$(0.25)	$(0.25)	$10.60	7.12%		$45,782	1.09%		1.03%		2.25%
9/30/15[i]	10.13	0.16	(0.14)	0.02	(0.00)[d]	(0.00)[d]	10.15	0.22%	[b]	40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38	0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
12/31/13	10.31	0.24	(0.43)	(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A		2.40%
12/31/12	9.89	0.26	0.46	0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%		N/A		2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	(0.27)	9.89	6.23%		40,971	1.11%		N/A		2.68%
Class R4
9/30/16	$10.15	$0.24	$0.47	$0.71	$(0.28)	$(0.28)	$10.58	7.20%		$26,419	0.99%		0.93%		2.36%
9/30/15[i]	10.12	0.18	(0.15)	0.03	(0.00)[d]	(0.00)[d]	10.15	0.32%	[b]	14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19	0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
9/30/16	$10.06	$0.22	$0.46	$0.68	$(0.24)	$(0.24)	$10.50	6.95%		$5,810	1.24%		1.18%		2.12%
9/30/15[i]	10.05	0.15	(0.14)	0.01	(0.00)[d]	(0.00)[d]	10.06	0.13%	[b]	2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38	0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%
12/31/13	10.26	0.21	(0.44)	(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A		2.11%
12/31/12	9.85	0.23	0.46	0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%		N/A		2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	(0.26)	9.85	5.80%		988	1.41%		N/A		2.37%

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/16	$13.64	$0.27	$1.20	$1.47	$(0.21)	$(0.21)	$14.90	10.89%		$251,684	0.57%		1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	(0.05)	13.64	(7.91%	)[b]	75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
9/30/16	$13.64	$0.28	$1.18	$1.46	$(0.20)	$(0.20)	$14.90	10.78%		$46,830	0.67%		2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	(0.05)	13.64	(7.98%	)[b]	207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	(0.24)	10.21	17.79%		245,589	0.59%		1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	(0.16)	8.87	1.37%		212,076	0.59%		1.79%
Service Class
9/30/16	$13.63	$0.25	$1.21	$1.46	$(0.19)	$(0.19)	$14.90	10.75%		$8,656	0.77%		1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	(0.05)	13.63	(8.11%	)[b]	14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	(0.27)	14.88	11.72%		16,147	0.73%		1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	(0.14)	13.57	34.24%		21,780	0.69%		1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	(0.22)	10.22	17.74%		18,431	0.69%		1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	(0.15)	8.87	1.25%		23,925	0.69%		1.69%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	39%	29%	49%	44%	38%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$13.68	$0.24	$1.20	$1.44	$(0.16)	$(0.16)	$14.96	10.57%		$6,903	0.87%		1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	(0.05)	13.68	(8.08%	)[b]	6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	(0.21)	10.25	17.53%		7,642	0.80%		1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	(0.12)	8.90	1.17%		9,809	0.80%		1.52%
Class A
9/30/16	$13.58	$0.20	$1.20	$1.40	$(0.13)	$(0.13)	$14.85	10.33%		$19,968	1.12%		1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	(0.05)	13.58	(8.32%	)[b]	20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	(0.19)	10.20	17.23%		24,405	1.09%		1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	(0.11)	8.86	0.83%		24,863	1.09%		1.26%
Class R4
9/30/16	$13.57	$0.22	$1.18	$1.40	$(0.16)	$(0.16)	$14.81	10.38%		$711	1.02%		1.57%
9/30/15[i]	14.83	0.14	(1.35)	(1.21)	(0.05)	(0.05)	13.57	(8.20%	)[b]	279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
9/30/16	$13.62	$0.19	$1.19	$1.38	$(0.17)	$(0.17)	$14.83	10.17%		$1,635	1.27%		1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	(0.05)	13.62	(8.36%	)[b]	247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	(0.19)	14.91	11.02%		194	1.28%		1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	(0.06)	13.61	33.35%		166	1.40%		0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	(0.15)	10.25	16.88%		131	1.40%		1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	(0.09)	8.90	0.63%		259	1.40%		0.98%

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$12.46	$0.25	$1.27	$1.52	$(0.23)	$(1.36)	$(1.59)	$12.39	13.21%		$500,270	0.63%		N/A	2.04%
9/30/15[i]	13.97	0.17	(1.28)	(1.11)	-	(0.40)	(0.40)	12.46	(8.06%	)[b]	422,026	0.63%	[a]	N/A	1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%	1.65%
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%	1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%	2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%	2.00%
Class R5
9/30/16	$12.49	$0.23	$1.29	$1.52	$(0.22)	$(1.36)	$(1.58)	$12.43	13.12%		$372,531	0.73%		N/A	1.95%
9/30/15[i]	14.01	0.16	(1.28)	(1.12)	-	(0.40)	(0.40)	12.49	(8.10%	)[b]	423,631	0.73%	[a]	N/A	1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%	1.53%
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%	1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%	2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%	1.62%
Service Class
9/30/16	$12.44	$0.22	$1.29	$1.51	$(0.21)	$(1.36)	$(1.57)	$12.38	13.06%		$124,126	0.83%		N/A	1.86%
9/30/15[i]	13.97	0.15	(1.28)	(1.13)	-	(0.40)	(0.40)	12.44	(8.20%	)[b]	158,634	0.83%	[a]	N/A	1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%	1.44%
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%	1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%	1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%	1.60%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	16%	15%	19%	18%	22%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$12.49	$0.21	$1.29	$1.50	$(0.19)	$(1.36)	$(1.55)	$12.44	12.93%		$94,316	0.93%		N/A	1.75%
9/30/15[i]	14.04	0.14	(1.29)	(1.15)	-	(0.40)	(0.40)	12.49	(8.30%	)[b]	102,932	0.93%	[a]	N/A	1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%	1.33%
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%	1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%	1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%	1.41%
Class A
9/30/16	$12.35	$0.18	$1.26	$1.44	$(0.15)	$(1.36)	$(1.51)	$12.28	12.58%		$161,322	1.18%		N/A	1.50%
9/30/15[i]	13.90	0.11	(1.26)	(1.15)	-	(0.40)	(0.40)	12.35	(8.39%	)[b]	170,054	1.18%	[a]	N/A	1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%	1.08%
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%	1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%	1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%	1.19%
Class R4
9/30/16	$12.32	$0.20	$1.26	$1.46	$(0.21)	$(1.36)	$(1.57)	$12.21	12.78%		$6,905	1.08%		N/A	1.66%
9/30/15[i]	13.86	0.12	(1.26)	(1.14)	-	(0.40)	(0.40)	12.32	(8.34%	)[b]	1,846	1.08%	[a]	N/A	1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A	1.11%	[a]
Class R3
9/30/16	$12.25	$0.16	$1.25	$1.41	$(0.16)	$(1.36)	$(1.52)	$12.14	12.41%		$1,512	1.33%		N/A	1.34%
9/30/15[i]	13.81	0.10	(1.26)	(1.16)	-	(0.40)	(0.40)	12.25	(8.51%	)[b]	896	1.33%	[a]	N/A	0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%	0.88%
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%	0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%	1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%	0.89%

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/3016	$7.57	$0.16	$0.61	$0.77	$(0.22)	$(0.90)	$(1.12)	$7.22	11.10%	*	$48,768	0.70%		0.63%		2.31%
9/30/15[i]	8.29	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.57	(7.94%	)[b]	59,771	0.67%	[a]	0.63%	[a]	1.96%	[a]
12/31/14[h]	9.64	0.15	0.08	0.23	(0.29)	(1.29)	(1.58)	8.29	3.05%	[b]	148,996	0.64%	[a]	0.63%	[a]	2.09%	[a]
Class R5
9/3016	$7.58	$0.16	$0.60	$0.76	$(0.21)	$(0.90)	$(1.11)	$7.23	10.91%		$89,202	0.80%		0.73%		2.19%
9/30/15[i]	8.30	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.58	(7.92%	)[b]	123,464	0.77%	[a]	0.73%	[a]	1.91%	[a]
12/31/14	9.48	0.28	0.11	0.39	(0.28)	(1.29)	(1.57)	8.30	4.73%		172,533	0.75%		0.74%		2.92%
12/31/13	7.82	0.21	2.21	2.42	(0.25)	(0.51)	(0.76)	9.48	31.24%		337,852	0.77%		0.75%		2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%		336,198	0.77%		0.77%	[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	(0.08)	10.08	(4.15%	)	309,422	0.77%		N/A		1.00%
Service Class
9/3016	$7.59	$0.15	$0.61	$0.76	$(0.21)	$(0.90)	$(1.11)	$7.24	10.78%		$4,159	0.90%		0.83%		2.11%
9/30/15[i]	8.32	0.11	(0.78)	(0.67)	-	(0.06)	(0.06)	7.59	(8.03%	)[b]	9,543	0.87%	[a]	0.83%	[a]	1.76%	[a]
12/31/14	9.49	0.27	0.11	0.38	(0.26)	(1.29)	(1.55)	8.32	4.59%		13,470	0.85%		0.83%		2.81%
12/31/13	7.83	0.20	2.21	2.41	(0.24)	(0.51)	(0.75)	9.49	31.11%		34,719	0.86%		0.84%		2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%		26,190	0.86%		0.86%	[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	(0.07)	10.07	(4.34%	)	65,751	0.86%		N/A		0.91%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	8%	6%	50%	34%	107%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/3016	$7.55	$0.14	$0.60	$0.74	$(0.19)	$(0.90)	$(1.09)	$7.20	10.61%		$11,292	1.00%		0.93%		1.99%
9/30/15[i]	8.27	0.10	(0.76)	(0.66)	-	(0.06)	(0.06)	7.55	(7.95%	)[b]	15,634	0.97%	[a]	0.93%	[a]	1.70%	[a]
12/31/14	9.46	0.24	0.12	0.36	(0.26)	(1.29)	(1.55)	8.27	4.42%		25,165	0.96%		0.94%		2.48%
12/31/13	7.80	0.19	2.20	2.39	(0.22)	(0.51)	(0.73)	9.46	30.99%		29,046	1.01%		0.99%		2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%		41,924	1.01%		1.01%	[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	(0.05)	10.06	(4.37%	)	48,977	1.01%		N/A		0.77%
Class A
9/3016	$7.52	$0.12	$0.61	$0.73	$(0.17)	$(0.90)	$(1.07)	$7.18	10.45%		$26,732	1.25%		1.18%		1.74%
9/30/15[i]	8.26	0.09	(0.77)	(0.68)	-	(0.06)	(0.06)	7.52	(8.21%	)[b]	33,802	1.22%	[a]	1.18%	[a]	1.44%	[a]
12/31/14	9.44	0.21	0.13	0.34	(0.23)	(1.29)	(1.52)	8.26	4.22%		50,363	1.21%		1.19%		2.24%
12/31/13	7.79	0.17	2.18	2.35	(0.19)	(0.51)	(0.70)	9.44	30.53%		65,907	1.26%		1.24%		1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%		69,701	1.26%		1.26%	[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	(0.01)	10.03	(4.70%	)	104,872	1.26%		N/A		0.51%
Class R4
9/3016	$7.50	$0.13	$0.61	$0.74	$(0.19)	$(0.90)	$(1.09)	$7.15	10.64%	*	$89	1.15%		1.08%		1.85%
9/30/15[i]	8.24	0.10	(0.78)	(0.68)	-	(0.06)	(0.06)	7.50	(8.23%	)[b]	94	1.12%	[a]	1.08%	[a]	1.57%	[a]
12/31/14[h]	9.59	0.12	0.08	0.20	(0.26)	(1.29)	(1.55)	8.24	2.71%	[b]	103	1.09%	[a]	1.08%	[a]	1.68%	[a]
Class R3
9/3016	$7.38	$0.11	$0.59	$0.70	$(0.16)	$(0.90)	$(1.06)	$7.02	10.26%		$51	1.40%		1.33%		1.56%
9/30/15[i]	8.12	0.08	(0.76)	(0.68)	-	(0.06)	(0.06)	7.38	(8.35%	)[b]	79	1.37%	[a]	1.33%	[a]	1.31%	[a]
12/31/14	9.30	0.19	0.14	0.33	(0.22)	(1.29)	(1.51)	8.12	4.10%		94	1.40%		1.38%		2.06%
12/31/13	7.68	0.14	2.16	2.30	(0.17)	(0.51)	(0.68)	9.30	30.27%		114	1.56%		1.54%		1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%		117	1.56%		1.56%	[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	9.93	(4.89%	)	434	1.55%		N/A		0.22%

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$17.50	$0.38	$2.24	$2.62	$(0.36)	$(0.36)	$(0.72)	$19.40	15.30%		$1,078,531	0.12%		N/A		2.05%
9/30/15[i]	18.54	0.27	(1.26)	(0.99)	-	(0.05)	(0.05)	17.50	(5.35%	)[b]	860,720	0.12%	[a]	N/A		1.93%	[a]
12/31/14	16.99	0.34	1.94	2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%		1.90%
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%		2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%		2.23%
12/31/11[g]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a]	1.80%	[a]
Class R5
9/30/16	$17.52	$0.37	$2.24	$2.61	$(0.34)	$(0.36)	$(0.70)	$19.43	15.20%		$828,915	0.22%		N/A		1.95%
9/30/15[i]	18.58	0.25	(1.26)	(1.01)	-	(0.05)	(0.05)	17.52	(5.44%	)[b]	872,011	0.22%	[a]	N/A		1.82%	[a]
12/31/14	17.02	0.32	1.95	2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%		1.79%
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%		1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%		2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
Service Class
9/30/16	$17.52	$0.34	$2.24	$2.58	$(0.31)	$(0.36)	$(0.67)	$19.43	15.03%		$499,673	0.37%		N/A		1.80%
9/30/15[i]	18.60	0.23	(1.26)	(1.03)	-	(0.05)	(0.05)	17.52	(5.54%	)[b]	636,417	0.37%	[a]	N/A		1.66%	[a]
12/31/14	17.05	0.29	1.94	2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%		1.63%
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%		1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%		1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	4%	2%	5%	10%	3%	2%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class Z shares were renamed Class I shares on September 30, 2011. Class I shares were renamed Class R5 shares on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$17.30	$0.32	$2.22	$2.54	$(0.29)	$(0.36)	$(0.65)	$19.19	14.96%		$506,085	0.47%		N/A		1.70%
9/30/15[i]	18.39	0.22	(1.26)	(1.04)	-	(0.05)	(0.05)	17.30	(5.66%	)[b]	493,479	0.47%	[a]	N/A		1.57%	[a]
12/31/14	16.86	0.27	1.93	2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%		1.54%
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%		1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%		1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
Class A
9/30/16	$17.12	$0.27	$2.19	$2.46	$(0.30)	$(0.36)	$(0.66)	$18.92	14.63%		$21,320	0.72%		N/A		1.46%
9/30/15[i]	18.23	0.18	(1.24)	(1.06)	-	(0.05)	(0.05)	17.12	(5.82%	)[b]	11,784	0.72%	[a]	N/A		1.33%	[a]
12/31/14[h]	17.01	0.19	1.68	1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A		1.43%	[a]
Class R4
9/30/16	$17.16	$0.29	$2.19	$2.48	$(0.27)	$(0.36)	$(0.63)	$19.01	$14.72%		$632,838	0.62%		N/A		1.55%
9/30/15[i]	18.25	0.19	(1.23)	(1.04)	-	(0.05)	(0.05)	17.16	(5.70%	)[b]	534,856	0.62%	[a]	N/A		1.41%	[a]
12/31/14	16.74	0.24	1.90	2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%		1.37%
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%		1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%		1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%		1.40%
Class R3
9/30/16	$16.95	$0.24	$2.17	$2.41	$(0.30)	$(0.36)	$(0.66)	$18.70	14.49%		$95,197	0.87%		N/A		1.29%
9/30/15[i]	18.06	0.16	(1.22)	(1.06)	-	(0.05)	(0.05)	16.95	(5.88%	)[b]	24,643	0.87%	[a]	N/A		1.21%	[a]
12/31/14	16.58	0.19	1.90	2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%		1.12%
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%		1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%		1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%		1.10%

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$19.31	$0.25	$2.13	$2.38	$(0.36)	$(2.93)	$(3.29)	$18.40	13.56%		$213,648	0.73%		N/A	1.43%
9/30/15[i]	22.69	0.28	(3.41)	(3.13)	-	(0.25)	(0.25)	19.31	(13.85%	)[b]	216,254	0.73%	[a]	N/A	1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%	1.94%
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%	0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%	1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%	1.01%
Class R5
9/30/16	$19.34	$0.23	$2.14	$2.37	$(0.34)	$(2.93)	$(3.27)	$18.44	13.44%		$203,817	0.83%		N/A	1.32%
9/30/15[i]	22.74	0.27	(3.42)	(3.15)	-	(0.25)	(0.25)	19.34	(13.91%	)[b]	240,748	0.83%	[a]	N/A	1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%	1.89%
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%	0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%	0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%	0.73%
Service Class
9/30/16	$19.11	$0.21	$2.10	$2.31	$(0.31)	$(2.93)	$(3.24)	$18.18	13.31%	*	$69,632	0.93%		N/A	1.22%
9/30/15[i]	22.49	0.25	(3.38)	(3.13)	-	(0.25)	(0.25)	19.11	(14.02%	)[b]	76,245	0.93%	[a]	N/A	1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%	1.87%
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%	0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%	0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%	0.63%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	36%	39%	35%	27%	30%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$18.94	$0.20	$2.07	$2.27	$(0.29)	$(2.93)	$(3.22)	$17.99	13.19%		$89,646	1.03%		N/A	1.12%
9/30/15[i]	22.31	0.23	(3.35)	(3.12)	-	(0.25)	(0.25)	18.94	(14.04%	)[b]	97,736	1.03%	[a]	N/A	1.42%	[a]
12/31/14	23.00	0.38	2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%	1.63%
12/31/13	18.62	0.06	6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%	0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%	0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%	0.46%
Class A
9/30/16	$18.38	$0.15	$2.01	$2.16	$(0.24)	$(2.93)	$(3.17)	$17.37	12.93%		$146,239	1.28%		N/A	0.87%
9/30/15[i]	21.69	0.18	(3.24)	(3.06)	-	(0.25)	(0.25)	18.38	(14.16%	)[b]	181,803	1.28%	[a]	N/A	1.16%	[a]
12/31/14	22.46	0.33	2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%	1.45%
12/31/13	18.23	0.00 [d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%	0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%	0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%	0.23%
Class R4
9/30/16	$18.35	$0.16	$2.02	$2.18	$(0.32)	$(2.93)	$(3.25)	$17.28	13.11%		$6,065	1.18%		N/A	0.98%
9/30/15[i]	21.65	0.24	(3.29)	(3.05)	-	(0.25)	(0.25)	18.35	(14.14%	)[b]	1,683	1.18%	[a]	N/A	1.52%	[a]
12/31/14[h]	22.25	0.10	2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A	0.55%	[a]
Class R3
9/30/16	$17.72	$0.12	$1.93	$2.05	$(0.29)	$(2.93)	$(3.22)	$16.55	12.76%		$3,539	1.43%		N/A	0.74%
9/30/15[i]	20.95	0.14	(3.12)	(2.98)	-	(0.25)	(0.25)	17.72	(14.28%	)[b]	2,317	1.44%	[a]	N/A	0.94%	[a]
12/31/14	21.80	0.29	2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%	1.31%
12/31/13	17.80	(0.06)	6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%	(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%	(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%	(0.09%	)

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$8.02	$0.07	$0.86	$0.93	$(0.08)	$(0.86)	$(0.94)	$8.01	12.02%		$56,680	0.82%		0.70%		0.86%
9/30/15[i]	8.18	0.05	(0.18)	(0.13)	-	(0.03)	(0.03)	8.02	(1.60%	)[b]	75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78	0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
9/30/16	$8.03	$0.06	$0.86	$0.92	$(0.07)	$(0.86)	$(0.93)	$8.02	11.88%		$23,154	0.92%		0.80%		0.76%
9/30/15[i]	8.20	0.04	(0.18)	(0.14)	-	(0.03)	(0.03)	8.03	(1.71%	)[b]	20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86	0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%		73,897	0.91%		0.83%		1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%		20,468	0.64%		N/A		0.31%
Service Class
9/30/16	$7.91	$0.05	$0.84	$0.89	$(0.06)	$(0.86)	$(0.92)	$7.88	11.69%		$6,561	1.02%		0.90%		0.67%
9/30/15[i]	8.07	0.04	(0.17)	(0.13)	-	(0.03)	(0.03)	7.91	(1.62%	)[b]	5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83	0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%		3,948	0.97%		0.94%		0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%		1,859	0.74%		N/A		0.21%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	49%	37%	59%	62%	109%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$7.77	$0.04	$0.83	$0.87	$(0.06)	$(0.86)	$(0.92)	$7.72	11.54%		$10,205	1.12%		1.00%		0.56%
9/30/15[i]	7.93	0.03	(0.16)	(0.13)	-	(0.03)	(0.03)	7.77	(1.65%	)[b]	10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05	0.81	0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
12/31/13	6.45	0.04	2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%		10,370	1.12%		1.09%		0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%		6,929	0.89%		N/A		0.06%
Class A
9/30/16	$7.50	$0.02	$0.80	$0.82	$(0.03)	$(0.86)	$(0.89)	$7.43	11.30%		$16,594	1.37%		1.25%		0.31%
9/30/15[i]	7.68	0.02	(0.17)	(0.15)	-	(0.03)	(0.03)	7.50	(1.96%	)[b]	17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03	0.80	0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
12/31/13	6.28	0.02	1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%		16,843	1.37%		1.35%		0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%		15,768	1.14%		N/A		(0.19%	)
Class R4
9/30/16	$7.49	$0.03	$0.79	$0.82	$(0.06)	$(0.86)	$(0.92)	$7.39	11.33%		$720	1.27%		1.15%		0.42%
9/30/15[i]	7.66	0.02	(0.16)	(0.14)	-	(0.03)	(0.03)	7.49	(1.84%	)[b]	193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04	0.73	0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
9/30/16	$7.19	$0.01	$0.76	$0.77	$(0.06)	$(0.86)	$(0.92)	$7.04	11.15%		$1,343	1.52%		1.40%		0.20%
9/30/15[i]	7.38	(0.00)[d]	(0.16)	(0.16)	-	(0.03)	(0.03)	7.19	(2.18%	)[b]	100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02	0.76	0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%
12/31/13	6.07	0.00 [d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%		248	1.68%		1.66%		(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%		337	1.44%		N/A		(0.50%	)

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$17.24	$0.05	$2.33	$2.38	$(0.10)	$(2.86)	$(2.96)	$16.66	14.57%		$511,543	0.66%		N/A		0.34%
9/30/15[i]	17.24	0.03	0.13	0.16	-	(0.16)	(0.16)	17.24	0.87%	[b]	317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
9/30/16	$17.22	$0.04	$2.31	$2.35	$(0.08)	$(2.86)	$(2.94)	$16.63	14.38%		$367,547	0.76%		N/A		0.23%
9/30/15[i]	17.23	0.02	0.13	0.15	-	(0.16)	(0.16)	17.22	0.81%	[b]	491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%		406,245	0.82%		0.76%		0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	-	(0.00)[d]	10.81	1.50%		270,651	0.84%		0.76%		0.17%
Service Class
9/30/16	$17.09	$0.02	$2.31	$2.33	$(0.07)	$(2.86)	$(2.93)	$16.49	14.37%		$212,993	0.86%		N/A		0.14%
9/30/15[i]	17.12	0.01	0.12	0.13	-	(0.16)	(0.16)	17.09	0.70%	[b]	197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%		128,562	0.95%		0.82%		0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	-	10.77	1.51%		87,359	0.97%		0.82%		0.13%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	30%	48%	34%	33%	20%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$16.90	$0.01	$2.27	$2.28	$(0.04)	$(2.86)	$(2.90)	$16.28	14.23%		$232,088	0.96%		N/A		0.04%
9/30/15[i]	16.94	(0.01)	0.13	0.12	-	(0.16)	(0.16)	16.90	0.64%	[b]	226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%		319,306	1.07%		0.98%		0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	-	10.71	1.42%		243,741	1.09%		0.98%		(0.09%	)
Class A
9/30/16	$16.35	$(0.03)	$2.20	$2.17	$(0.01)	$(2.86)	$(2.87)	$15.65	13.93%		$161,079	1.21%		N/A		(0.22%	)
9/30/15[i]	16.42	(0.04)	0.13	0.09	-	(0.16)	(0.16)	16.35	0.48%	[b]	150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%		140,294	1.32%		1.19%		(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	-	10.48	1.16%		75,919	1.34%		1.19%		(0.29%	)
Class R4
9/30/16	$16.38	$(0.02)	$2.21	$2.19	$(0.05)	$(2.86)	$(2.91)	$15.66	14.08%		$44,451	1.11%		N/A		(0.11%	)
9/30/15[i]	16.44	(0.03)	0.13	0.10	-	(0.16)	(0.16)	16.38	0.54%	[b]	19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
9/30/16	$15.65	$(0.05)	$2.09	$2.04	$(0.05)	$(2.86)	$(2.91)	$14.78	13.77%		$22,853	1.36%		N/A		(0.36%	)
9/30/15[i]	15.75	(0.06)	0.12	0.06	-	(0.16)	(0.16)	15.65	0.38%	[b]	3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%		727	1.62%		1.51%		(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	-	10.18	0.69%		78	1.64%		1.51%		(0.72%	)

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.98	$(0.01)	$1.07	$1.06	$-	$(1.22)	$(1.22)	$10.82	9.61%		$352,915	0.74%		N/A		(0.10%	)
9/30/15[i]	11.90	0.00 [d]	(0.64)	(0.64)	-	(0.28)	(0.28)	10.98	(5.48%	)[b]	352,117	0.74%	[a]	N/A		0.05%	[a]
12/31/14	11.43	0.01	1.20	1.21	-	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%		0.10%
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%		0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%		0.86%
12/31/11[g]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a]	(0.33%	)[a]
Class R5
9/30/16	$10.92	$(0.01)	$1.05	$1.04	$-	$(1.22)	$(1.22)	$10.74	9.47%		$192,509	0.84%		N/A		(0.14%	)
9/30/15[i]	11.85	(0.00)[d]	(0.65)	(0.65)	-	(0.28)	(0.28)	10.92	(5.58%	)[b]	220,721	0.84%	[a]	N/A		(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20	1.20	-	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%		0.04%
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%		(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%		0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	-	7.40	4.82%		233,080	0.87%		0.86%		(0.18%	)
Service Class
9/30/16	$10.72	$(0.03)	$1.03	$1.00	$-	$(1.22)	$(1.22)	$10.50	9.26%		$149,667	0.94%		N/A		(0.31%	)
9/30/15[i]	11.64	(0.01)	(0.63)	(0.64)	-	(0.28)	(0.28)	10.72	(5.60%	)[b]	149,543	0.94%	[a]	N/A		(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17	1.16	-	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%		(0.08%	)
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%		(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%		0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	-	7.31	4.73%		29,740	0.97%		0.96%		(0.29%	)

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	22%	28%	25%	29%	19%	21%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$10.46	$(0.04)	$1.01	$0.97	$-	$(1.22)	$(1.22)	$10.21	9.21%		$90,616	1.04%		N/A		(0.43%	)
9/30/15[i]	11.37	(0.02)	(0.61)	(0.63)	-	(0.28)	(0.28)	10.46	(5.64%	)[b]	107,017	1.04%	[a]	N/A		(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15	1.13	-	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%		(0.19%	)
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%		(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%		(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
Class A
9/30/16	$9.97	$(0.07)	$0.97	$0.90	$-	$(1.22)	$(1.22)	$9.65	8.93%		$103,902	1.29%		N/A		(0.72%	)
9/30/15[i]	10.88	(0.04)	(0.59)	(0.63)	-	(0.28)	(0.28)	9.97	(5.90%	)[b]	140,896	1.29%	[a]	N/A		(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11	1.06	-	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%		(0.44%	)
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%		(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%		(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	-	6.97	4.34%		51,191	1.37%		1.36%		(0.68%	)
Class R4
9/30/16	$9.99	$(0.05)	$0.96	$0.91	$-	$(1.22)	$(1.22)	$9.68	9.02%		$6,861	1.19%		N/A		(0.58%	)
9/30/15[i]	10.88	(0.04)	(0.57)	(0.61)	-	(0.28)	(0.28)	9.99	(5.71%	)[b]	2,794	1.19%	[a]	N/A		(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08	1.05	-	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A		(0.40%	)[a]
Class R3
9/30/16	$9.46	$(0.07)	$0.91	$0.84	$-	$(1.22)	$(1.22)	$9.08	8.77%		$859	1.44%		N/A		(0.81%	)
9/30/15[i]	10.34	(0.05)	(0.55)	(0.60)	-	(0.28)	(0.28)	9.46	(5.92%	)[b]	751	1.44%	[a]	N/A		(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06	0.99	-	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%		(0.65%	)
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%		(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%		(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	-	6.73	4.02%		21	1.67%		1.66%		(0.99%	)

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$13.71	$0.15	$1.93	$2.08	$(0.20)	$(2.00)	$(2.20)	$13.59	17.08%		$106,786	0.94%		0.80%		1.19%
9/30/15[i]	15.25	0.11	(1.49)	(1.38)	-	(0.16)	(0.16)	13.71	(9.12%	)[b]	128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77	0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
12/31/13	11.09	0.18	3.59	3.77	(0.18)	-	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	-	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
12/31/11[g]	9.88	0.02	(0.11)	(0.09)	(0.11)	-	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a]	3.28%	[a]
Class R5
9/30/16	$13.75	$0.15	$1.93	$2.08	$(0.16)	$(2.00)	$(2.16)	$13.67	17.03%		$7,072	1.04%		0.90%		1.12%
9/30/15[i]	15.32	0.09	(1.50)	(1.41)	-	(0.16)	(0.16)	13.75	(9.22%	)[b]	8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85	0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
12/31/13	11.12	0.16	3.60	3.76	(0.17)	-	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	-	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	-	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
Service Class
9/30/16	$13.72	$0.12	$1.94	$2.06	$(0.16)	$(2.00)	$(2.16)	$13.62	16.87%		$2,158	1.14%		1.00%		0.95%
9/30/15[i]	15.29	0.08	(1.49)	(1.41)	-	(0.16)	(0.16)	13.72	(9.30%	)[b]	2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81	0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%
12/31/13	11.12	0.15	3.60	3.75	(0.16)	-	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	-	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	-	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	96%	105%	112%	109%	85%	82%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$13.81	$0.13	$1.94	$2.07	$(0.07)	$(2.00)	$(2.07)	$13.81	16.74%		$656	1.24%		1.10%		0.97%
9/30/15[i]	15.40	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.81	(9.36%	)[b]	270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84	0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
12/31/13	11.19	0.13	3.62	3.75	(0.13)	-	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	-	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
Class A
9/30/16	$13.67	$0.08	$1.93	$2.01	$(0.07)	$(2.00)	$(2.07)	$13.61	16.46%		$1,755	1.49%		1.35%		0.62%
9/30/15[i]	15.27	0.04	(1.48)	(1.44)	-	(0.16)	(0.16)	13.67	(9.51%	)[b]	2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81	0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
12/31/13	11.11	0.10	3.58	3.68	(0.10)	-	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	-	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	-	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
Class R4
9/30/16	$13.65	$0.10	$1.92	$2.02	$(0.13)	$(2.00)	$(2.13)	$13.54	16.62%		$94	1.39%		1.25%		0.75%
9/30/15[i]	15.24	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.65	(9.46%	)[b]	93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50	0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
9/30/16	$13.60	$0.07	$1.90	$1.97	$(0.09)	$(2.00)	$(2.09)	$13.48	16.25%		$102	1.64%		1.50%		0.52%
9/30/15[i]	15.21	0.03	(1.48)	(1.45)	-	(0.16)	(0.16)	13.60	(9.61%	)[b]	89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81	0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%
12/31/13	11.07	0.06	3.57	3.63	(0.06)	-	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	-	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	-	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$14.62	$0.08	$2.08	$2.16	$(0.09)	$(0.50)	$(0.59)	$16.19	15.20%		$122,745	0.87%		0.80%		0.55%
9/30/15[i]	15.76	0.07	(1.21)	(1.14)	(0.00)[d]	-	(0.00)[d]	14.62	(7.23%	)[b]	65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	-	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
9/30/16	$14.62	$0.06	$2.09	$2.15	$(0.07)	$(0.50)	$(0.57)	$16.20	15.15%		$49,774	0.97%		0.90%		0.43%
9/30/15[i]	15.77	0.06	(1.21)	(1.15)	(0.00)[d]	-	(0.00)[d]	14.62	(7.29%	)[b]	93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	-	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
12/31/13	10.71	0.06	4.23	4.29	(0.07)	-	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	-	(0.09)	10.71	19.40%		115,775	0.85%		N/A		0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	-	(0.03)	9.05	(3.91%	)	92,162	0.86%		N/A		0.36%
Service Class
9/30/16	$14.66	$0.06	$2.07	$2.13	$(0.07)	$(0.50)	$(0.57)	$16.22	14.97%		$7,326	1.07%		1.00%		0.37%
9/30/15[i]	15.82	0.05	(1.21)	(1.16)	(0.00)[d]	-	(0.00)[d]	14.66	(7.33%	)[b]	3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	-	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%
12/31/13	10.71	0.05	4.22	4.27	(0.05)	-	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	-	(0.08)	10.71	19.15%		3,186	0.95%		N/A		0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	-	(0.02)	9.06	(3.93%	)	3,055	0.96%		N/A		0.22%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	26%	18%	22%	28%	32%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$14.57	$0.03	$2.08	$2.11	$(0.03)	$(0.50)	$(0.53)	$16.15	14.89%		$4,908	1.17%		1.10%		0.22%
9/30/15[i]	15.74	0.04	(1.21)	(1.17)	(0.00)[d]	-	(0.00)[d]	14.57	(7.43%	)[b]	6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	-	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
12/31/13	10.69	0.03	4.22	4.25	(0.04)	-	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	-	(0.07)	10.69	19.03%		2,551	1.10%		N/A		0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	-	9.04	(4.34%	)	2,152	1.11%		N/A		0.04%
Class A
9/30/16	$14.52	$0.00 [d]	$2.07	$2.07	$(0.01)	$(0.50)	$(0.51)	$16.08	14.59%		$8,850	1.42%		1.35%		0.00%	[e]
9/30/15[i]	15.71	0.01	(1.20)	(1.19)	(0.00)[d]	-	(0.00)[d]	14.52	(7.57%	)[b]	6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	-	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	-	(0.00)	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	-	(0.04)	10.68	18.75%		5,179	1.35%		N/A		0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	-	9.03	(4.34%	)	4,694	1.36%		N/A		(0.18%	)
Class R4
9/30/16	$14.51	$0.02	$2.05	$2.07	$(0.07)	$(0.50)	$(0.57)	$16.01	14.66%		$1,748	1.32%		1.25%		0.12%
9/30/15[i]	15.69	0.02	(1.20)	(1.18)	(0.00)[d]	-	(0.00)[d]	14.51	(7.51%	)[b]	639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	-	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
9/30/16	$14.48	$(0.02)	$2.05	$2.03	$(0.01)	$(0.50)	$(0.51)	$16.00	14.37%		$440	1.57%		1.50%		(0.12%	)
9/30/15[i]	15.69	(0.01)	(1.20)	(1.21)	(0.00)[d]	-	(0.00)[d]	14.48	(7.70%	)[b]	123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	-	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$13.03	$0.10	$1.26	$1.36	$(0.09)	$(3.00)	$(3.09)	$11.30	13.23%		$125,482	0.94%		0.92%		0.96%
9/30/15[i]	14.38	0.04	(1.18)	(1.14)	-	(0.21)	(0.21)	13.03	(7.99%	)[b]	125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%		0.68%
Class R5
9/30/16	$13.06	$0.09	$1.27	$1.36	$(0.07)	$(3.00)	$(3.07)	$11.35	13.18%		$106,993	1.04%		1.02%		0.85%
9/30/15[i]	14.43	0.03	(1.19)	(1.16)	-	(0.21)	(0.21)	13.06	(8.11%	)[b]	128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%		0.22%
Service Class
9/30/16	$13.00	$0.08	$1.26	$1.34	$(0.05)	$(3.00)	$(3.05)	$11.29	13.05%		$15,783	1.14%		1.12%		0.77%
9/30/15[i]	14.38	0.02	(1.19)	(1.17)	-	(0.21)	(0.21)	13.00	(8.20%	)[b]	16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%		0.18%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	60%	86%	38%	44%	34%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$12.85	$0.07	$1.24	$1.31	$(0.04)	$(3.00)	$(3.04)	$11.12	12.95%		$16,447	1.24%		1.22%		0.66%
9/30/15[i]	14.22	0.01	(1.17)	(1.16)	-	(0.21)	(0.21)	12.85	(8.23%	)[b]	18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%		0.02%
Class A
9/30/16	$12.56	$0.04	$1.20	$1.24	$(0.00)[d]	$(3.00)	$(3.00)	$10.80	12.59%		$26,790	1.49%		1.47%		0.40%
9/30/15[i]	13.93	(0.02)	(1.14)	(1.16)	-	(0.21)	(0.21)	12.56	(8.40%	)[b]	30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%		(0.21%	)
Class R4
9/30/16	$12.52	$0.05	$1.21	$1.26	$(0.04)	$(3.00)	$(3.04)	$10.74	12.80%		$184	1.39%		1.37%		0.51%
9/30/15[i]	13.88	(0.01)	(1.14)	(1.15)	-	(0.21)	(0.21)	12.52	(8.36%	)[b]	92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
9/30/16	$12.03	$0.03	$1.13	$1.16	$-	$(3.00)	$(3.00)	$10.19	12.42%		$84	1.64%		1.62%		0.28%
09/30/15[i]	13.36	(0.03)	(1.09)	(1.12)	-	(0.21)	(0.21)	12.03	(8.46%	)[b]	57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%		(0.51%	)

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$12.44	$0.19	$1.61	$1.80	$(0.16)	$(0.52)	$(0.68)	$13.56	15.15%		$73,807	0.20%		0.20%	[n]	1.49%
09/30/15[i]	13.11	0.13	(0.75)	(0.62)	-	(0.05)	(0.05)	12.44	(4.77%	)[b]	137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%	[b]	87,245	0.29%	[a]	0.19%	[a]	1.85%	[a]
Class R5
9/30/16	$12.41	$0.18	$1.60	$1.78	$(0.15)	$(0.52)	$(0.67)	$13.52	15.01%		$21,499	0.30%		0.30%	[n]	1.44%
9/30/15[i]	13.09	0.12	(0.75)	(0.63)	-	(0.05)	(0.05)	12.41	(4.86%	)[b]	11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%	[b]	112	0.39%	[a]	0.29%	[a]	1.74%	[a]
Service Class
9/30/16	$12.36	$0.16	$1.59	$1.75	$(0.13)	$(0.52)	$(0.65)	$13.46	14.77%		$23,328	0.45%		0.45%	[n]	1.26%
09/30/15[i]	13.05	0.10	(0.74)	(0.64)	-	(0.05)	(0.05)	12.36	(4.95%	)[b]	16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%	[b]	225	0.54%	[a]	0.44%	[a]	1.79%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012
Portfolio turnover rate	48%	18%	12%	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$12.35	$0.15	$1.59	$1.74	$(0.12)	$(0.52)	$(0.64)	$13.45	14.69%		$62,951	0.55%		0.55%	[n]	1.17%
9/30/15[i]	13.05	0.09	(0.74)	(0.65)	-	(0.05)	(0.05)	12.35	(5.03%	)[b]	50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%	[b]	836	0.64%	[a]	0.54%	[a]	2.01%	[a]
Class A
9/30/16	$12.32	$0.11	$1.61	$1.72	$(0.10)	$(0.52)	$(0.62)	$13.42	14.49%		$42,316	0.80%		0.80%	[n]	0.91%
9/30/15[i]	13.04	0.07	(0.74)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%	[b]	112	0.94%	[a]	0.84%	[a]	1.19%	[a]
Class R4
9/30/16	$12.32	$0.13	$1.59	$1.72	$(0.13)	$(0.52)	$(0.65)	$13.39	14.56%		$36,917	0.70%		0.70%	[n]	1.04%
9/30/15[i]	13.04	0.09	(0.76)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
9/30/16	$12.31	$0.10	$1.58	$1.68	$(0.12)	$(0.52)	$(0.64)	$13.35	14.25%		$33,905	0.95%		0.95%	[n]	0.81%
9/30/15[i]	13.04	0.06	(0.74)	(0.68)	-	(0.05)	(0.05)	12.31	(5.26%	)[b]	8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.28	$0.17	$1.54	$1.71	$(0.14)	$(0.28)	$(0.42)	$12.57	15.62%		$127,660	0.21%		0.20%		1.48%
9/30/15[i]	12.24	0.13	(1.08)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class R5
9/30/16	$11.28	$0.16	$1.53	$1.69	$(0.13)	$(0.28)	$(0.41)	$12.56	15.42%		$15,287	0.31%		0.30%		1.40%
9/30/15[i]	12.24	0.12	(1.07)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Service Class
9/30/16	$11.21	$0.14	$1.52	$1.66	$(0.11)	$(0.28)	$(0.39)	$12.48	15.23%		$13,347	0.46%		0.45%		1.22%
9/30/15[i]	12.17	0.10	(1.05)	(0.95)	-	(0.01)	(0.01)	11.21	(7.84%	)[b]	8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012
Portfolio turnover rate	37%	13%	33%	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$11.23	$0.13	$1.52	$1.65	$(0.10)	$(0.28)	$(0.38)	$12.50	15.11%		$44,061	0.56%		0.55%		1.14%
9/30/15[i]	12.20	0.09	(1.05)	(0.96)	-	(0.01)	(0.01)	11.23	(7.90%	)[b]	30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class A
9/30/16	$11.16	$0.10	$1.52	$1.62	$(0.07)	$(0.28)	$(0.35)	$12.43	14.91%		$19,806	0.81%		0.80%		0.89%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]
Class R4
9/30/16	$11.17	$0.11	$1.51	$1.62	$(0.11)	$(0.28)	$(0.39)	$12.40	14.93%		$29,129	0.71%		0.70%		1.00%
9/30/15[i]	12.16	0.09	(1.07)	(0.98)	-	(0.01)	(0.01)	11.17	(8.09%	)[b]	9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
9/30/16	$11.16	$0.09	$1.49	$1.58	$(0.10)	$(0.28)	$(0.38)	$12.36	14.60%		$22,081	0.96%		0.95%		0.75%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$18.74	$0.01	$1.91	$1.92	$-	$(1.50)	$(1.50)	$19.16	10.74%		$1,668,899	0.73%		N/A	0.07%
9/30/15[i]	18.65	(0.01)	0.24	0.23	-	(0.14)	(0.14)	18.74	1.22%	[b]	816,703	0.75%	[a]	N/A	(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%	(0.11%	)
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%	(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%	0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%	(0.20%	)
Class R5
9/30/16	$18.63	$(0.00)[d]	$1.88	$1.88	$-	$(1.50)	$(1.50)	$19.01	10.58%		$826,289	0.83%		N/A	(0.03%	)
9/30/15[i]	18.56	(0.03)	0.24	0.21	-	(0.14)	(0.14)	18.63	1.12%	[b]	641,170	0.85%	[a]	N/A	(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%	(0.22%	)
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%	(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%	(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%	(0.38%	)
Service Class
9/30/16	$18.30	$(0.02)	$1.86	$1.84	$-	$(1.50)	$(1.50)	$18.64	10.55%		$234,465	0.93%		N/A	(0.13%	)
9/30/15[i]	18.25	(0.04)	0.23	0.19	-	(0.14)	(0.14)	18.30	1.03%	[b]	238,436	0.95%	[a]	N/A	(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%	(0.31%	)
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%	(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%	(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%	(0.47%	)

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	36%	31%	33%	32%	36%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $.0005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$17.71	$(0.04)	$1.79	$1.75	$-	$(1.50)	$(1.50)	$17.96	10.38%		$340,187	1.03%		N/A	(0.23%	)
9/30/15[i]	17.68	(0.05)	0.22	0.17	-	(0.14)	(0.14)	17.71	0.95%	[b]	364,801	1.05%	[a]	N/A	(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%	(0.43%	)
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%	(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%	(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%	(0.63%	)
Class A
9/30/16	$16.75	$(0.08)	$1.69	$1.61	$-	$(1.50)	$(1.50)	$16.86	10.12%		$297,498	1.28%		N/A	(0.48%	)
9/30/15[i]	16.76	(0.08)	0.21	0.13	-	(0.14)	(0.14)	16.75	0.76%	[b]	306,259	1.30%	[a]	N/A	(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%	(0.68%	)
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%	(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%	(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%	(0.87%	)
Class R4
9/30/16	$16.79	$(0.06)	$1.69	$1.63	$-	$(1.50)	$(1.50)	$16.92	10.22%		$54,177	1.18%		N/A	(0.39%	)
9/30/15[i]	16.78	(0.07)	0.22	0.15	-	(0.14)	(0.14)	16.79	0.88%	[b]	11,441	1.20%	[a]	N/A	(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A	(0.50%	)[a]
Class R3
9/30/16	$15.81	$(0.10)	$1.59	$1.49	$-	$(1.50)	$(1.50)	$15.80	9.95%		$14,056	1.43%		N/A	(0.63%	)
9/30/15[i]	15.84	(0.10)	0.21	0.11	-	(0.14)	(0.14)	15.81	0.68%	[b]	4,788	1.45%	[a]	N/A	(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%	(0.86%	)
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%	(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%	(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%	(1.18%	)

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$15.17	$(0.00)[d]	$1.05	$1.05	$(3.17)	$(0.00)[d]	$(3.17)	$13.05	8.25%	*	$276,267	0.87%		N/A	(0.03%	)
9/30/15[i]	16.37	(0.01)	(0.95)	(0.96)	(0.24)	-	(0.24)	15.17	(5.92%	)[b]	237,215	0.85%	[a]	N/A	(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	-	(3.65)	16.37	6.16%		523,725	0.85%		0.84%	(0.19%	)
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	-	(3.24)	19.02	47.86%		237,249	0.92%		0.85%	(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	-	(0.90)	15.16	13.53%		136,266	0.92%		0.86%	(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	-	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%	(0.36%	)
Class R5
9/30/16	$15.07	$(0.02)	$1.05	$1.03	$(3.17)	$(0.00)[d]	$(3.17)	$12.93	8.16%	*	$119,577	0.97%		N/A	(0.15%	)
9/30/15[i]	16.28	(0.02)	(0.95)	(0.97)	(0.24)	-	(0.24)	15.07	(6.07%	)[b]	168,987	0.95%	[a]	N/A	(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	-	(3.65)	16.28	6.14%		212,669	0.97%		0.94%	(0.30%	)
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	-	(3.24)	18.94	47.71%		574,359	1.02%		0.95%	(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	-	(0.90)	15.12	13.41%		455,747	1.02%		0.96%	(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	-	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%	(0.53%	)
Service Class
9/30/16	$14.53	$(0.03)	$1.00	$0.97	$(3.17)	$(0.00)[d]	$(3.17)	$12.33	8.02%	*	$36,718	1.07%		N/A	(0.23%	)
9/30/15[i]	15.71	(0.03)	(0.91)	(0.94)	(0.24)	-	(0.24)	14.53	(6.10%	)[b]	36,194	1.05%	[a]	N/A	(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	-	(3.65)	15.71	5.98%		39,757	1.08%		1.05%	(0.41%	)
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	-	(3.24)	18.43	47.46%		77,163	1.16%		1.09%	(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	-	(0.90)	14.80	13.31%		58,290	1.16%		1.10%	(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	-	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%	(0.68%	)

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	85%	82%	76%	97%	104%	88%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$13.95	$(0.04)	$0.95	$0.91	$(3.17)	$(0.00)[d]	$(3.17)	$11.69	7.92%	*	$29,335	1.17%		N/A	(0.34%	)
9/30/15[i]	15.10	(0.04)	(0.87)	(0.91)	(0.24)	-	(0.24)	13.95	(6.15%	)[b]	33,350	1.15%	[a]	N/A	(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	-	(3.65)	15.10	5.88%		30,069	1.18%		1.16%	(0.52%	)
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	-	(3.24)	17.87	47.25%		42,628	1.31%		1.24%	(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	-	(0.90)	14.44	13.08%		50,085	1.31%		1.25%	(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	-	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%	(0.83%	)
Class A
9/30/16	$12.97	$(0.06)	$0.87	$0.81	$(3.17)	$(0.00)[d]	$(3.17)	$10.61	7.70%	*	$40,045	1.42%		N/A	(0.59%	)
9/30/15[i]	14.09	(0.07)	(0.81)	(0.88)	(0.24)	-	(0.24)	12.97	(6.31%	)[b]	46,014	1.40%	[a]	N/A	(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	-	(3.65)	14.09	5.60%		56,296	1.43%		1.41%	(0.77%	)
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	-	(3.24)	16.96	46.94%		71,667	1.56%		1.49%	(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	-	(0.90)	13.85	12.80%		60,764	1.56%		1.50%	(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	-	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%	(1.12%	)
Class R4
9/30/16	$13.00	$(0.05)	$0.87	$0.82	$(3.17)	$(0.00)[d]	$(3.17)	$10.65	7.78%	*	$1,781	1.32%		N/A	(0.45%	)
9/30/15[i]	14.10	(0.06)	(0.80)	(0.86)	(0.24)	-	(0.24)	13.00	(6.23%	)[b]	438	1.30%	[a]	N/A	(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	-	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A	(0.62%	)[a]
Class R3
9/30/16	$12.02	$(0.06)	$0.78	$0.72	$(3.17)	$(0.00)[d]	$(3.17)	$9.57	7.52%	*	$1,254	1.57%		N/A	(0.69%	)
9/30/15[i]	13.09	(0.08)	(0.75)	(0.83)	(0.24)	-	(0.24)	12.02	(6.41%	)[b]	315	1.55%	[a]	N/A	(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	-	(3.65)	13.09	5.35%		104	1.66%		1.63%	(1.02%	)
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	-	(3.24)	16.04	46.43%		571	1.86%		1.79%	(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	-	(0.90)	13.27	12.49%		479	1.86%		1.80%	(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	-	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%	(1.37%	)

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$6.35	$0.15		$(0.08)	$0.07	$(0.01)	$-	$(0.01)	$6.41	1.07%		$39,038		1.20%		0.90%		2.38%
9/30/15[i]	6.67	0.11		(0.43)	(0.32)	-	-	-	6.35	(4.80%	)[b]	65,202		1.19%	[a]	0.90%	[a]	2.14%	[a]
12/31/14[h]	7.55	0.12		(0.74)	(0.62)	(0.26)	-	(0.26)	6.67	(8.12%	)[b]	60,663		0.96%	[a]	0.90%	[a]	2.14%	[a]
Class R5
9/30/16	$6.34	$0.17		$(1.51)	$(1.34)	$-	$-	$-	$5.00	(21.14%	)*	$0	[f]	1.31%		1.00%		2.63%
9/30/15[i]	6.68	0.00	[d]	(0.34)	(0.34)	-	-	-	6.34	(4.94%	)[b]	12		1.29%	[a]	1.00%	[a]	(0.09%	)[a]
12/31/14	7.72	0.30		(1.09)	(0.79)	(0.25)	-	(0.25)	6.68	(10.10%	)	110,644		1.06%		1.00%		4.06%
12/31/13	6.49	0.15		1.26	1.41	(0.18)	(0.00)[d]	(0.18)	7.72	21.84%		162,746		1.06%		0.99%		2.14%
12/31/12	5.70	0.17		0.81	0.98	(0.19)	-	(0.19)	6.49	17.29%		151,060		1.07%		0.99%		2.86%
12/31/11	7.08	0.15		(1.35)	(1.20)	(0.18)	-	(0.18)	5.70	(16.84%	)	121,002		1.09%		0.99%		2.24%
Service Class
9/30/16	$6.51	$0.15		$(0.10)	$0.05	$-	$-	$-	$6.56	0.77%		$160		1.40%		1.10%		2.27%
9/30/15[i]	6.84	0.10		(0.43)	(0.33)	-	-	-	6.51	(4.82%	)[b]	142		1.39%	[a]	1.10%	[a]	1.92%	[a]
12/31/14	7.91	0.22		(1.04)	(0.82)	(0.25)	-	(0.25)	6.84	(10.30%	)	146		1.16%		1.10%		2.89%
12/31/13	6.65	0.14		1.29	1.43	(0.17)	(0.00)[d]	(0.17)	7.91	21.66%		97		1.16%		1.09%		1.92%
12/31/12	5.84	0.17		0.83	1.00	(0.19)	-	(0.19)	6.65	17.12%		74		1.17%		1.09%		2.75%
12/31/11	7.06	0.19		(1.40)	(1.21)	(0.01)	-	(0.01)	5.84	(17.11%	)	55		1.19%		1.09%		2.69%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended September 30
			2014	2013	2012	2011
Portfolio turnover rate for all share classes	84%	64%	68%	56%	58%	140%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$6.59	$0.14	$(0.09)	$0.05	$-	$-	$-	$6.64	0.76%		$138	1.50%		1.20%		2.11%
9/30/15[i]	6.93	0.10	(0.44)	(0.34)	-	-	-	6.59	(4.91%	)[b]	85	1.49%	[a]	1.20%	[a]	1.82%	[a]
12/31/14	8.02	0.10	(0.94)	(0.84)	(0.25)	-	(0.25)	6.93	(10.43%	)	89	1.26%		1.20%		1.29%
12/31/13	6.74	0.13	1.31	1.44	(0.16)	(0.00)[d]	(0.16)	8.02	21.50%		12	1.31%		1.17%		1.82%
12/31/12	5.79	0.20	0.75	0.95	-	-	-	6.74	16.61%		18	1.32%		1.17%		3.36%
12/31/11	7.06	0.21	(1.41)	(1.20)	(0.07)	-	(0.07)	5.79	(17.06%	)	2,113	1.34%		1.17%		2.91%
Class A
9/30/16	$6.33	$0.10	$(0.07)	$0.03	$-	$-	$-	$6.36	0.47%	*	$256	1.75%		1.45%		1.54%
9/30/15[i]	6.68	0.08	(0.43)	(0.35)	-	-	-	6.33	(5.24%	)[b]	560	1.74%	[a]	1.45%	[a]	1.53%	[a]
12/31/14	7.71	0.28	(1.10)	(0.82)	(0.21)	-	(0.21)	6.68	(10.60%	)	406	1.51%		1.44%		3.78%
12/31/13	6.48	0.12	1.25	1.37	(0.14)	(0.00)[d]	(0.14)	7.71	21.28%		764	1.56%		1.42%		1.64%
12/31/12	5.69	0.15	0.80	0.95	(0.16)	-	(0.16)	6.48	16.80%		700	1.57%		1.42%		2.53%
12/31/11	7.05	0.13	(1.34)	(1.21)	(0.15)	-	(0.15)	5.69	(17.13%	)	873	1.59%		1.42%		1.99%
Class R4
9/30/16	$6.32	$0.15	$(0.12)	$0.03	$(0.00)[d]	$-	$(0.00)[d]	$6.35	0.53%		$1,112	1.65%		1.35%		2.39%
9/30/15[i]	6.66	0.09	(0.43)	(0.34)	-	-	-	6.32	(5.11%	)[b]	87	1.64%	[a]	1.35%	[a]	1.67%	[a]
12/31/14[h]	7.53	0.10	(0.73)	(0.63)	(0.24)	-	(0.24)	6.66	(8.35%	)[b]	92	1.41%	[a]	1.35%	[a]	1.76%	[a]
Class R3
9/30/16	$6.31	$0.11	$(0.09)	$0.02	$-	$-	$-	$6.33	0.32%		$196	1.90%		1.60%		1.79%
9/30/15[i]	6.66	0.07	(0.42)	(0.35)	-	-	-	6.31	(5.26%	)[b]	100	1.89%	[a]	1.60%	[a]	1.39%	[a]
12/31/14[h]	7.53	0.08	(0.73)	(0.65)	(0.22)	-	(0.22)	6.66	(8.54%	)[b]	91	1.66%	[a]	1.60%	[a]	1.51%	[a]

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.68	$0.34	$0.38	$0.72	$(0.27)	$(0.03)	$(0.30)	$12.10	6.26%	*	$93,913	0.24%		0.24%	[n]	2.89%
9/30/15[i]	12.20	0.31	(0.83)	(0.52)	-	-	-	11.68	(4.26%	)[b]	278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class R5
9/30/16	$11.68	$0.34	$0.36	$0.70	$(0.26)	$(0.03)	$(0.29)	$12.09	6.11%		$32,195	0.34%		0.34%	[n]	2.96%
9/30/15[i]	12.21	0.32	(0.85)	(0.53)	-	-	-	11.68	(4.34%	)[b]	16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Service Class
9/30/16	$11.64	$0.32	$0.36	$0.68	$(0.24)	$(0.03)	$(0.27)	$12.05	5.94%		$16,897	0.49%		0.49%	[n]	2.79%
9/30/15[i]	12.17	0.29	(0.82)	(0.53)	-	-	-	11.64	(4.35%	)[b]	14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended September 30
			2014	2013	2012
Portfolio turnover rate for all share classes	26%	6%	28%	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$11.62	$0.32	$0.35	$0.67	$(0.23)	$(0.03)	$(0.26)	$12.03	5.87%		$39,646	0.59%		0.59%	[n]	2.72%
9/30/15[i]	12.17	0.28	(0.83)	(0.55)	-	-	-	11.62	(4.52%	)[b]	33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class A
9/30/16	$11.59	$0.27	$0.38	$0.65	$(0.21)	$(0.03)	$(0.24)	$12.00	5.63%		$13,495	0.84%		0.84%	[n]	2.35%
9/30/15[i]	12.16	0.25	(0.82)	(0.57)	-	-	-	11.59	(4.69%	)[b]	12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]
Class R4
9/30/16	$11.59	$0.32	$0.33	$0.65	$(0.25)	$(0.03)	$(0.28)	$11.96	5.66%	*	$25,933	0.74%		0.74%	[n]	2.74%
9/30/15[i]	12.15	0.19	(0.75)	(0.56)	-	-	-	11.59	(4.69%	)[b]	6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
9/30/16	$11.58	$0.28	$0.34	$0.62	$(0.24)	$(0.03)	$(0.27)	$11.93	5.44%		$24,798	0.99%		0.99%	[n]	2.46%
9/30/15[i]	12.16	0.22	(0.80)	(0.58)	-	-	-	11.58	(4.69%	)[b]	5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$7.68	$0.14	$0.19	$0.33	$(0.13)	$(0.13)	$7.88	4.28%		$328,518	0.92%		N/A	1.88%
9/30/15[i]	8.29	0.13	(0.53)	(0.40)	(0.21)	(0.21)	7.68	(5.00%	)[b]	290,692	0.93%	[a]	N/A	1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%	2.22%
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%	1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%	2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%	1.03%
Class R5
9/30/16	$7.70	$0.13	$0.19	$0.32	$(0.12)	$(0.12)	$7.90	4.15%		$138,668	1.02%		N/A	1.71%
9/30/15[i]	8.31	0.12	(0.54)	(0.42)	(0.19)	(0.19)	7.70	(5.13%	)[b]	161,529	1.03%	[a]	N/A	1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%	2.18%
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%	1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%	1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%	1.90%
Service Class
9/30/16	$7.66	$0.12	$0.19	$0.31	$(0.11)	$(0.11)	$7.86	4.07%		$69,873	1.12%		N/A	1.63%
9/30/15[i]	8.26	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.66	(5.10%	)[b]	77,184	1.13%	[a]	N/A	1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%	1.95%
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%	1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%	1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%	1.60%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended September 30
			2014	2013	2012	2011
Portfolio turnover rate	38%	39%	42%	35%	39%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$7.72	$0.12	$0.18	$0.30	$(0.10)	$(0.10)	$7.92	3.93%		$37,189	1.22%		N/A	1.54%
9/30/15[i]	8.32	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.72	(5.08%	)[b]	35,607	1.23%	[a]	N/A	1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%	1.90%
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%	1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%	1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%	1.97%
Class A
9/30/16	$7.55	$0.10	$0.18	$0.28	$(0.08)	$(0.08)	$7.75	3.73%		$58,816	1.47%		N/A	1.31%
9/30/15[i]	8.14	0.09	(0.52)	(0.43)	(0.16)	(0.16)	7.55	(5.39%	)[b]	58,523	1.48%	[a]	N/A	1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%	1.72%
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%	1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%	1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%	1.33%
Class R4
9/30/16	$7.47	$0.12	$0.16	$0.28	$(0.11)	$(0.11)	$7.64	3.79%		$6,660	1.37%		N/A	1.57%
9/30/15[i]	8.09	0.08	(0.49)	(0.41)	(0.21)	(0.21)	7.47	(5.24%	)[b]	3,422	1.38%	[a]	N/A	1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A	1.63%	[a]
Class R3
9/30/16	$7.52	$0.09	$0.18	$0.27	$(0.09)	$(0.09)	$7.70	$3.63%		$1,918	1.62%		N/A	1.25%
9/30/15[i]	8.15	0.10	(0.55)	(0.45)	(0.18)	(0.18)	7.52	(5.60%	)[b]	1,257	1.63%	[a]	N/A	1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	8.15	(6.96%	)	182	1.82%		1.69%	2.02%
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%	0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%	1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%	0.98%

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 20 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Focused Value Fund (“Focused Value Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On May 13, 2015, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Funds from December 31 to September 30. Accordingly, the Funds’ financial statements and related notes include information as of the nine month period ended September 30, 2015, and the year ended December 31, 2014.

Effective March 21, 2014, Class L shares of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund merged into Class Y shares (now known as Administrative Class shares). Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, and Class N shares were renamed Class R3 shares, for each Fund, other than the Total Return Bond Fund, S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the Total Return Bond Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, Class Y shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the S&P 500 Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund.

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Diversified Value Fund, Focused Value Fund, and Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2016. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2016, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Asset Investments
Corporate Debt	$-	$294,060,831	$-	$294,060,831
Municipal Obligations	-	15,531,394	-	15,531,394
Non-U.S. Government Agency Obligations	-	167,650,975	-	167,650,975
U.S. Government Agency Obligations and Instrumentalities	-	324,380,821	-	324,380,821
U.S. Treasury Obligations	-	180,545,322	-	180,545,322
Short-Term Investments	-	139,800,005	-	139,800,005

Total Investments	$-	$1,121,969,348	$-	$1,121,969,348

Asset Derivatives
Forwards Contracts	$-	$35,011	$-	$35,011

Liability Derivatives
Forwards Contracts	$-	$(103,377)	$-	$(103,377)
Futures Contracts	(67,284)	-	-	(67,284)

Total	$(67,284)	$(103,377)	$-	$(170,661)

Strategic Bond Fund
Asset Investments
Preferred Stock	$159,357	$-	$-	$159,357
Bank Loans	-	11,110,548	-	11,110,548
Corporate Debt	-	86,899,467	-	86,899,467
Municipal Obligations	-	382,579	-	382,579
Non-U.S. Government Agency Obligations	-	48,581,258	2,422,917	51,004,175
Sovereign Debt Obligations	-	17,648,185	-	17,648,185
U.S. Government Agency Obligations and Instrumentalities	-	60,447,989	-	60,447,989
U.S. Treasury Obligations	-	92,763,190	-	92,763,190
Purchased Options	30,602	-	-	30,602
Short-Term Investments	-	28,978,526	-	28,978,526

Total Investments	$189,959	$346,811,742	$2,422,917	$349,424,618

Asset Derivatives
Forward Contracts	$-	$281,809	$-	$281,809
Futures Contracts	212,447	-	-	212,447
Swap Agreements	-	62,796	-	62,796

Total	$212,447	$344,605	$-	$557,052

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Strategic Bond Fund (Continued)
Liability Derivatives
Forward Contracts	$-	$(253,586)		$-	$(253,586)
Futures Contracts	(294,275)	-		-	(294,275)
Swap Agreements	-	(1,047,104)		-	(1,047,104)
Written Options	(51,234)	-		-	(51,234)

Total	$(345,509)	$(1,300,690)		$-	$(1,646,199)

Fundamental Value Fund
Asset Investments
Common Stock	$1,200,192,801	$29,895,983	*	$-	$1,230,088,784
Short-Term Investments	-	30,113,981		-	30,113,981

Total Investments	$1,200,192,801	$60,009,964		$-	$1,260,202,765

Large Cap Value Fund
Asset Investments
Common Stock	$173,459,280	$2,074,357		$-	$175,533,637
Mutual Funds	5,245,158	-		-	5,245,158
Short-Term Investments	-	4,835,961		-	4,835,961

Total Investments	$178,704,438	$6,910,318		$-	$185,614,756

S&P 500 Index Fund
Asset Investments
Common Stock	$3,606,126,515	$-		$-	$3,606,126,515
Short-Term Investments	-	51,351,064		-	51,351,064

Total Investments	$3,606,126,515	$51,351,064		$-	$3,657,477,579

Asset Derivatives
Futures Contracts	$369,219	$-		$-	$369,219

Fundamental Growth Fund
Asset Investments
Common Stock	$114,258,609	$562,205	*	$-	$114,820,814
Mutual Funds	2,648,709	-		-	2,648,709
Short-Term Investments	-	486,734		-	486,734

Total Investments	$116,907,318	$1,048,939		$-	$117,956,257

Blue Chip Growth Fund
Asset Investments
Common Stock	$1,501,274,264	$39,643,065	*	$-	$1,540,917,329
Mutual Funds	1,014	-		-	1,014
Short-Term Investments	-	20,980,297		-	20,980,297

Total Investments	$1,501,275,278	$60,623,362		$-	$1,561,898,640

Mid-Cap Value Fund
Asset Investments
Common Stock	$113,727,399	$844,759	*	$-	$114,572,158
Mutual Funds	1,491,180	-		-	1,491,180
Short-Term Investments	-	3,008,434		-	3,008,434

Total Investments	$115,218,579	$3,853,193		$-	$119,071,772

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Mid-Cap Value Fund (Continued)
Asset Derivatives
Forward Contracts	$-	$2,789		$-		$2,789

Liability Derivatives
Forward Contracts	$-	$(14,204)		$-		$(14,204)

Small Cap Value Equity Fund
Asset Investments
Common Stock	$181,632,210	$3,858,604	*	$-		$185,490,814
Short-Term Investments	-	11,244,481		-		11,244,480

Total Investments	$181,632,210	$15,103,085		$-		$196,735,294

Small Company Value Fund
Asset Investments
Common Stock	$284,708,679	$-		$-		$284,708,679
Mutual Funds	11,979,779	-		-		11,979,779
Short-Term Investments	-	4,959,187		-		4,959,187

Total Investments	$296,688,458	$4,959,187		$-		$301,647,645

Asset Derivatives
Futures Contracts	$21,967	$-		$-		$21,967

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$284,829,770	$-		$-		$284,829,770
Short-Term Investments	-	9,919,699		-		9,919,699

Total Investments	$284,829,770	$9,919,699		$-		$294,749,469

Asset Derivatives
Futures Contracts	$286	$-		$-		$286

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$261,554,614	$-		$16,128		$261,570,742
Rights	-	-		-	†	-
Mutual Funds	10,490	-		-		10,490
Short-Term Investments	-	9,954,921		-		9,954,921

Total Investments	$261,565,104	$9,954,921		$16,128		$271,536,153

Asset Derivatives
Futures Contracts	$120,175	$-		$-		$120,175

Mid Cap Growth Equity II Fund
Asset Investments
Common Stock	$3,232,719,606	$-		$2,146,552		$3,234,866,158
Preferred Stock	-	-		8,326,376		8,326,376
Mutual Funds	163,350,002	-		-		163,350,002
Short-Term Investments	-	166,082,863		-		166,082,863

Total Investments	$3,396,069,608	$166,082,863		$10,472,928		$3,572,625,399

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Small Cap Growth Equity Fund
Asset Investments
Common Stock	$485,942,053	$5,290,948	$1,039,359		$492,272,360
Preferred Stock	-	-	6,269,529		6,269,529
Rights	-	-	-	†	-
Mutual Funds	58,418,457	-	-		58,418,457
Short-Term Investments	-	2,986,839	-		2,986,839

Total Investments	$544,360,510	$8,277,787	$7,308,888		$559,947,185

Diversified International Fund
Asset Investments
Common Stock*
Australia	$-	$1,610,115	$-		$1,610,115
Belgium	-	844,924	-		844,924
Canada	463,686	-	-		463,686
Cayman Islands	-	621,303	-		621,303
Chile	197,590	-	-		197,590
Denmark	-	200,313	-		200,313
Finland	-	833,052	-		833,052
France	-	5,699,304	-		5,699,304
Germany	-	3,089,373	-		3,089,373
Hong Kong	-	621,593	-		621,593
Ireland	182,173	-	-		182,173
Israel	519,867	-	-		519,867
Italy	-	1,441,654	-		1,441,654
Japan	-	9,213,314	-		9,213,314
Luxembourg	-	374,387	-		374,387
Netherlands	-	1,737,627	-		1,737,627
Norway	-	466,533	-		466,533
Republic of Korea	-	582,979	-		582,979
Spain	-	424,023	-		424,023
Sweden	-	683,740	-		683,740
Switzerland	-	1,459,789	-		1,459,789
United Kingdom	-	8,183,884	-		8,183,884
Short-Term Investments	-	1,840,418	-		1,840,418

Total Investments	$1,363,316	$39,928,325	$-		$41,291,641

Asset Derivatives
Forward Contracts	$-	$210,473	$-		$210,473

Liability Derivatives
Forward Contracts	$-	$(315,497)	$-		$(315,497)

MSCI EAFE International Index Fund
Asset Investments
Common Stock*
Australia	$-	$17,509,085	$-		$17,509,085
Austria	-	431,811	-		431,811
Belgium	-	3,303,493	-		3,303,493
Bermuda	-	865,586	-		865,586
Cayman Islands	59,607	1,481,373	-		1,540,980
Denmark	-	4,255,001	-		4,255,001

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MSCI EAFE International Index Fund (Continued)
Asset Investments (Continued)
Finland	$-	$2,390,383	$-	$2,390,383
France	-	22,351,204	-	22,351,204
Germany	-	20,641,194	-	20,641,194
Hong Kong	-	6,112,605	-	6,112,605
Ireland	-	1,756,219	-	1,756,219
Israel	227,178	1,285,562	-	1,512,740
Italy	-	4,075,895	-	4,075,895
Japan	-	58,108,300	-	58,108,300
Luxembourg	-	651,678	-	651,678
Mauritius	-	35,862	-	35,862
Netherlands	1,057,078	8,350,448	-	9,407,526
New Zealand	-	469,413	-	469,413
Norway	-	1,536,512	-	1,536,512
Papua New Guinea	-	142,361	-	142,361
Portugal	-	363,487	446	363,933
Singapore	-	3,031,122	-	3,031,122
Spain	-	7,342,563	-	7,342,563
Sweden	-	6,771,231	-	6,771,231
Switzerland	-	21,801,247	-	21,801,247
United Kingdom	-	45,041,180	-	45,041,180
Preferred Stock
Germany	-	1,279,543	-	1,279,543
United Kingdom	-	-	6,096	6,096
Short-Term Investments	-	1,586,049	-	1,586,049

Total Investments	$1,343,863	$242,970,407	$6,542	$244,320,812

Asset Derivatives
Forwards Contracts	$-	$32,034	$-	$32,034
Futures Contracts	52,367	-	-	52,367

Total	$52,367	$32,034	$-	$84,401

Liability Derivatives
Forwards Contracts	$-	$(6,206)	$-	$(6,206)
Futures Contracts	(1,480)	-	-	(1,480)

Total	$(1,480)	$(6,206)	$-	$(7,686)

Overseas Fund
Asset Investments
Common Stock*
Australia	$-	$12,301,946	$-	$12,301,946
Belgium	-	5,794,679	-	5,794,679
Bermuda	-	2,678,743	-	2,678,743
Brazil	2,487,357	-	-	2,487,357
Canada	15,207,948	-	-	15,207,948
Cayman Islands	8,964,191	2,176,651	-	11,140,842
Chile	689,060	-	-	689,060
Denmark	-	3,090,029	-	3,090,029
Finland	-	3,046,676	-	3,046,676
France	-	95,406,686	-	95,406,686
Germany	-	61,760,030	-	61,760,030
Hong Kong	-	11,190,610	-	11,190,610

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Overseas Fund (Continued)
Asset Investments (Continued)
India	$-	$8,319,002	$-	$8,319,002
Indonesia	-	2,935,516	-	2,935,516
Ireland	3,860,533	2,551,920	-	6,412,453
Israel	5,205,584	-	-	5,205,584
Italy	-	19,967,445	-	19,967,445
Japan	-	98,901,096	-	98,901,096
Luxembourg	-	1,398,012	-	1,398,012
Mexico	3,342,269	-	-	3,342,269
Netherlands	-	32,018,541	-	32,018,541
Norway	-	1,586,132	-	1,586,132
Republic of Korea	-	4,222,223	-	4,222,223
Singapore	-	6,912,289	-	6,912,289
Spain	-	5,182,153	-	5,182,153
Sweden	-	13,465,340	-	13,465,340
Switzerland	-	72,276,485	-	72,276,485
Taiwan	9,519,088	1,564,711	-	11,083,799
United Kingdom	1,776,225	112,661,223	-	114,437,448
United States	7,985,377	-	-	7,985,377
Mutual Funds	28,019,972	-	-	28,019,972
Short-Term Investments	-	2,553,904	-	2,553,904

Total Investments	$87,057,604	$583,962,042	$-	$671,019,646

Asset Derivatives
Forward Contracts	$-	$282,900	$-	$282,900

Liability Derivatives
Forward Contracts	$-	$(290,628)	$-	$(290,628)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
†	Represents a security at $0 value as of September 30, 2016.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2016.

	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund	MSCI EAFE International Index Fund
Statements of Assets and Liabilities location:

Receivables from:
Investments sold on a when-issued basis	X	X
Collateral pledged for open derivative instruments		X	X	X

Payables for:
Investments purchased on a when-issued basis	X	X
Due to custodian		X

Notes to Financial Statements (Continued)

	Large Cap Value Fund	S&P 500 Index Fund	Fundamental Growth Fund	Growth Opportunities Fund	Small Company Value Fund	S&P Mid Cap Index Fund
Statements of Assets and Liabilities location:

Payables for:
Securities on loan	X		X	X	X
Due to custodian	X	X	X		X	X

	Russell 2000 Small Cap Index Fund	Mid Cap Growth Equity II Fund	Small Cap Growth Equity Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Statements of Assets and Liabilities location:

Payables for:
Securities on loan	X	X	X			X
Due to custodian			X			X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended September 30, 2016. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/15		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 9/30/16		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/16
Strategic Bond Fund
Non-U.S. Government Agency Obligations†	$-		$-	$13	$(14,854)	$-	$(713,094)	$3,150,852	**	$-		$2,422,917		$(14,854)

Russell 2000 Small Cap Index Fund
Common Stock	$-	***	$-	$3,041	$(69,166)	$7,346	$(8,623)	$83,530	**	$-		$16,128		$(69,166)
Rights	-		-	-	(26,051)	26,051	-	-		-		-	†††	(26,051)
Warrants	-	***	-	-	-	-	- ††	-		-		-		-

	$-		$-	$3,041	$(95,217)	$33,397	$(8,623)	$83,530		$-		$16,128		$(95,217)

Mid Cap Growth Equity II Fund
Common Stock	$5,569,404		$-	$-	$(409,076)	$-	$(3,013,776)	$-		$-		$2,146,552		$156,008
Preferred Stock	8,166,673		-	-	159,703	-	-	-		-		8,326,376		159,703

	$13,736,077		$-	$-	$(249,373)	$-	$(3,013,776)	$-		$-		$10,472,928		$315,711

Small Cap Growth Equity Fund
Common Stock	$860,087		$-	$-	$179,272	$-	$-	$-		$-		$1,039,359		$179,272
Preferred Stock	8,330,213		-	(8,896)	(1,124,323)	-	(126,225)	-		(801,240	)****	6,269,529		(1,126,524)
Rights	-		-	-	(22,455)	22,455	-	-		-		-	†††	(22,455)

	$9,190,300		$-	$(8,896)	$(967,506)	$22,455	$(126,225)	$-		$(801,240)		$7,308,888		$(969,707)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 9/30/15	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 9/30/16	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/16
MSCI EAFE International Index Fund
Common Stock	$443	$-	$-	$3	$-	$-	$-	$-	$446	$3
Preferred Stock	-	-	-	(739)	6,835	-	-	-	6,096	(739)
Rights	1,017	-	-	134	-	(1,151)	-	-	-	-

	$1,460	$-	$-	$(602)	$6,835	$(1,151)	$-	$-	$6,542	$(736)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred as inputs were less observable.
***	Represents a security at $0 value as of September 30, 2015.
****	Transfers occurred as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents a security at $0 value at the time of sale.
†††	Represents a security at $0 value as of September 30, 2016.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s), other than those disclosed below.

The Small Cap Growth Equity Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Small Cap Growth Equity Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $ 1,039,359
Dropbox Inc.	$316,473	Market Approach	EV/Multiple	6.50x
			Discount for Lack of Marketability	10%
Telogis	722,886	Market Approach	Discount for Lack of Marketability	10%
			Market Observed Transaction	$ 3.20

Preferred stock — $6,269,529
Cloudera, Inc. Series F	$683,496	Market Approach	EV/Multiple	6.4x
			Discount for Lack of Marketability	10%
Docusign Series E	427,932	Market Approach	EV/Multiple	8.7x
Docusign Series D	19,759		Discount for Lack of Marketability	10%
Docusign Series B	27,504

Notes to Financial Statements (Continued)

Small Cap Growth Equity Fund (Continued)
	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Docusign Series B1	8,230
Draftkings Series D	210,728	Market Approach	Probability Expected Weighted Return Model - EV/Mulitiple	3.83x
Draftkings, Inc. Series D1	535,781	Market Approach	IPO 2018 Probability	40%
			Bankruptcy Probability	10%
			Merger & Acquisition Probablility	50%
MarkLogic Corp. Series F	810,229	Market Approach	EV/Multiple	3.3x
			Discount for Lack of Marketability	10%
Telogis	1,353,619	Market Approach	Discount for Lack of Marketability	10%
			Market Observed Transaction	$4.40
The Honest Co.	531,970	Market Approach	EV/Multiple	4.0x
			Discount for Lack of Marketability	10%
Veracode, Inc	804,306	Market Approach	EV/Multiple	6.7x
			Discount for Lack of Marketability	10%
Zuora Inc. Series F	855,975	Market Approach	EV/Multiple	8.0x
			Discount for Lack of Marketability	10%

Rights —
Dyax Corporation CVR	0	Asset Valuation	Worthless	$0.00

Total	$7,308,888

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2016, the following tables show how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A
Directional Exposures to Currencies		A

Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	M	A	A

Interest Rate Swaps***
Hedging/Risk Management		A
Duration Management		A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management		A
Duration/Credit Quality Management		A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund
Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M

Options (Written)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		M
Directional Investment		A

Type of Derivative and Objective for Use	Mid-Cap Value Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A				A		A
Directional Exposures to Currencies						A
Futures Contracts**
Hedging/Risk Management		A			A		A
Substitution for Direct Investment		A	A	A	M	A	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At September 30, 2016, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$35,011	$-	$35,011

Liability Derivatives
Forward Contracts^	$-	$-	$(103,377)	$-	$(103,377)
Futures Contracts^^	-	-	-	(67,284)	(67,284)

Total Value	$-	$-	$(103,377)	$(67,284)	$(170,661)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(1,543,782)	$-	$(1,543,782)
Futures Contracts	-	-	-	1,972,121	1,972,121

Total Realized Gain (Loss)	$-	$-	$(1,543,782)	$1,972,121	$428,339

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(68,366)	$-	$(68,366)
Futures Contracts	-	-	-	(257,840)	(257,840)

Total Change in Appreciation (Depreciation)	$-	$-	$(68,366)	$(257,840)	$(326,206)

Strategic Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$30,602	$30,602
Forward Contracts*	-	-	281,809	-	281,809
Futures Contracts^^	-	-	402	212,045	212,447
Swap Agreements^^,^^^	37,595	-	-	25,201	62,796

Total Value	$37,595	$-	$282,211	$267,848	$587,654

Liability Derivatives
Forward Contracts^	$-	$-	$(253,586)	$-	$(253,586)
Futures Contracts^^	-	-	-	(294,275)	(294,275)
Swap Agreements^^,^^^	-	-	-	(1,047,104)	(1,047,104)
Written Options^,^^^	-	-	-	(51,234)	(51,234)

Total Value	$-	$-	$(253,586)	$(1,392,613)	$(1,646,199)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(291,159)	$(979,125)	$(1,270,284)
Forward Contracts	-	-	(565,185)	-	(565,185)
Futures Contracts	-	-	3,270	4,697,155	4,700,425
Swap Agreements	272,864	-	-	(1,041,797)	(768,933)
Written Options	-	-	99,816	637,010	736,826

Total Realized Gain (Loss)	$272,864	$-	$(753,258)	$3,313,243	$2,832,849

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(23,025)	$(23,025)
Forward Contracts	-	-	250,477	-	250,477
Futures Contracts	-	-	(1,081)	302,482	301,401
Swap Agreements	-	-	-	(808,314)	(808,314)
Written Options	-	-	(14,300)	12,709	(1,591)

Total Change in Appreciation (Depreciation)	$-	$-	$235,096	$(516,148)	$(281,052)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$-	$369,219	$-	$-	$369,219

Realized Gain (Loss)#
Futures Contracts	$-	$8,720,807	$-	$-	$8,720,807

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$2,307,168	$-	$-	$2,307,168

Mid-Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$-	$2,789	$-	$2,789

Liability Derivatives
Forward Contracts^	$-	$-	$(14,204)	$-	$(14,204)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(9,773)	$-	$(9,773)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(12,230)	$-	$(12,230)

Small Company Value Fund
Asset Derivatives
Futures Contracts^^	$-	$21,967	$-	$-	$21,967

Realized Gain (Loss)#
Futures Contracts	$-	$117,348	$-	$-	$117,348

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$111,847	$-	$-	$111,847

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$286	$-	$-	$286

Realized Gain (Loss)#
Futures Contracts	$-	$921,027	$-	$-	$921,027

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$288,458	$-	$-	$288,458

Russell 2000 Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$120,175	$-	$-	$120,175

Realized Gain (Loss)#
Futures Contracts	$-	$813,970	$-	$-	$813,970

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$374,864	$-	$-	$374,864

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified International Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$210,473	$-	$210,473

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(315,497)	$-	$(315,497)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$472,990	$-	$472,990
Futures Contracts	-	388,322	-	-	388,322

Total Realized Gain (Loss)	$-	$388,322	$472,990	$-	$861,312

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$19,129	$-	$19,129

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$32,034	$-	$32,034
Futures Contracts^^	-	52,367	-	-	52,367

Total Value	$-	$52,367	$32,034	$-	$84,401

Liability Derivatives
Forward Contracts^	$-	$-	$(6,206)	$-	$(6,206)
Futures Contracts^^	-	(1,480)	-	-	(1,480)

Total Value	$-	$(1,480)	$(6,206)	$-	$(7,686)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$125,475	$-	$125,475
Futures Contracts	-	(81,784)	-	-	(81,784)

Total Realized Gain (Loss)	$-	$(81,784)	$125,475	$-	$43,691

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$118,221	$-	$118,221
Futures Contracts	-	286,011	-	-	286,011

Total Change in Appreciation (Depreciation)	$-	$286,011	$118,221	$-	$404,232

Overseas Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$282,900	$-	$282,900

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(259,762)	$-	$(259,762)
Forward Contracts^	-	-	(30,866)	-	(30,866)

Total Value	$-	$-	$(290,628)	$-	$(290,628)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$1,067,858	$-	$1,067,858
Futures Contracts	-	(134,659)	-	-	(134,659)

Total Realized Gain (Loss)	$-	$(134,659)	$1,067,858	$-	$933,199

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$190,693	$-	$190,693

Notes to Financial Statements (Continued)

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: written options outstanding or open forward foreign currency contracts, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, exchange-traded written options, or forward contracts which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.

For the year ended September 30, 2016, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Total Return Bond Fund	574	$30,530,120	$-	-	-
Strategic Bond Fund	1,587	36,347,507	179,588,333	4,877,384	785,973
S&P 500 Index Fund	599	-	-	-	-
Mid-Cap Value Fund	-	1,873,067	-	-	-
Small Company Value Fund	18	-	-	-	-
S&P Mid Cap Index Fund	64	-	-	-	-
Russell 2000 Small Cap Index Fund	77	-	-	-	-
Diversified International Fund	19	32,368,726	-	-	-
MSCI EAFE International Index Fund	224	25,806,750	-	-	-
Overseas Fund	35	54,103,837	-	-	-

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options which is indicative of volume of this derivative type for the months that the fund held such derivatives during the year ended September 30, 2016.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2016.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Total Return Bond Fund
Citibank N.A.	$35,011	$(35,011)	$-	$-

MSCI EAFE International Index Fund
Bank of Montreal	$7,775	$-	$-	$7,775
Bank of New York Mellon	16,584	-	-	16,584
JP Morgan Chase Bank N.A.	5,646	(56)	-	5,590
Morgan Stanley & Co. LLC	491	(491)	-	-
Societe Generale	1,538	-	-	1,538

	$32,034	$(547)	$-	$31,487

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2016.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Total Return Bond Fund
Citibank N.A.	$(103,377)	$35,011	$-	$(68,366)

MSCI EAFE International Index Fund
Citibank N.A.	$(5,032)	$-	$-	$(5,032)
JP Morgan Chase Bank N.A.	(56)	56	-	-
Morgan Stanley & Co. LLC	(1,118)	491	-	(627)

	$(6,206)	$547	$-	$(5,659)

Overseas Fund
State Street Bank and Trust Co.	$(30,866)	$-	$-	$(30,866)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2016, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including, foreign currency futures contracts and foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Futures contracts are exchange-traded and typically have minimal exposure to counterparty risk. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies or currency futures contracts. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency or currency futures contract, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange

Notes to Financial Statements (Continued)

transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of futures contracts and options, respectively, see “Futures Contracts” and “Options, Rights, and Warrants” below.

The Fund(s) listed in the following table had open forward foreign currency contracts at September 30, 2016. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Total Return Bond Fund
Contract to Buy
JPY	2,300,000,000	Citibank N.A.*	10/26/16	$22,666,798	$35,011

Contracts to Deliver
JPY	890,000,000	Citibank N.A.*	10/12/16	$8,760,791	$(18,691)
JPY	2,300,000,000	Citibank N.A.*	10/26/16	22,653,113	(48,696)
JPY	2,300,000,000	Citibank N.A.*	11/09/16	22,678,755	(35,990)

				$54,092,659	$(103,377)

Strategic Bond Fund
Contracts to Buy
IDR	10,533,510,000	Bank of America N.A.	10/14/16	$799,507	$6,354

CNY	40,663,913	Barclays Bank PLC	10/14/16	6,094,711	429
EUR	1,796,625	Barclays Bank PLC	10/14/16	1,991,415	27,752
MXN	37,312,000	Barclays Bank PLC	10/14/16	1,961,544	(39,460)
SGD	2,720,000	Barclays Bank PLC	10/14/16	2,003,643	(8,899)

				12,051,313	(20,178)

BRL	416,000	Citibank N.A.	10/14/16	122,371	5,167
CAD	3,820	Citibank N.A.	10/14/16	2,948	(36)
EUR	2,582,000	Citibank N.A.	10/14/16	2,925,893	(24,069)
GBP	417,000	Citibank N.A.	10/14/16	540,872	(255)
IDR	21,142,870,000	Citibank N.A.	10/14/16	1,616,545	980
INR	218,990,000	Citibank N.A.	10/14/16	3,204,200	77,948
SGD	1,160,000	Citibank N.A.	10/14/16	853,896	(3,197)

				9,266,725	56,538

				$22,117,545	$42,714

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund (Continued)
Contracts to Deliver
EUR	770,000	Bank of America N.A.	10/14/16	$852,702	$(12,675)
EUR	1,185,385	Bank of America N.A.	11/10/16	1,331,637	(2,223)
JPY	162,470,000	Bank of America N.A.	10/14/16	1,621,910	19,077

				3,806,249	4,179

CNY	40,663,913	Barclays Bank PLC	10/14/16	6,050,822	(44,318)
CNY	40,663,913	Barclays Bank PLC	01/20/17	6,036,356	(37,576)
MXN	27,442,800	Barclays Bank PLC	10/14/16	1,493,933	80,249
PLN	5,540,000	Barclays Bank PLC	10/14/16	1,383,720	(64,701)
SGD	3,880,000	Barclays Bank PLC	10/14/16	2,876,098	30,655

				17,840,929	(35,691)

EUR	458,785	Citibank N.A.	10/14/16	508,310	(7,303)
EUR	4,073,922	Citibank N.A.	11/10/16	4,578,581	(5,622)
INR	53,630,000	Citibank N.A.	10/14/16	804,494	706
JPY	345,033,637	Citibank N.A.	10/14/16	3,436,390	32,492

				9,327,775	20,273

EUR	836,893	UBS AG	11/10/16	938,467	(3,252)

				$31,913,420	$(14,491)

Mid-Cap Value Fund
Contracts to Deliver
JPY	26,529,802	Credit Suisse International	12/30/16	$265,461	$2,789

CAD	1,603,511	Morgan Stanley & Co.	12/30/16	1,211,175	(11,843)

EUR	636,521	UBS AG	12/30/16	715,603	(2,361)

				$2,192,239	$(11,415)

Diversified International Fund
Contracts to Buy
CAD	512,259	Australia & New Zealand Banking Group	10/18/16	$393,122	$(2,619)
EUR	1,484,555	Australia & New Zealand Banking Group	10/18/16	1,667,005	1,749
GBP	439,320	Australia & New Zealand Banking Group	10/18/16	569,181	417
HKD	9,503,063	Australia & New Zealand Banking Group	10/18/16	1,225,840	(479)
JPY	144,087,692	Australia & New Zealand Banking Group	10/18/16	1,416,451	5,271

				5,271,599	4,339

JPY	39,217,260	Barclays Bank PLC	10/18/16	391,600	(4,641)

CHF	1,109,479	Citibank N.A.	10/18/16	1,145,965	(3,011)
GBP	137,757	Citibank N.A.	10/18/16	183,158	(4,550)
JPY	733,860,266	Citibank N.A.	10/18/16	7,301,021	(59,980)

				8,630,144	(67,541)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Buy (Continued)
EUR	10,231,913	Credit Suisse International	10/18/16	$11,507,516	$(6,062)

GBP	206,584	Deutsche Bank AG	10/18/16	273,377	(5,532)
SEK	3,956,098	Deutsche Bank AG	10/18/16	463,097	(1,617)

				736,474	(7,149)

EUR	404,110	Goldman Sachs & Co.	10/18/16	447,585	6,666
SEK	2,885,249	Goldman Sachs & Co.	10/18/16	340,433	(3,867)

				788,018	2,799

GBP	655,302	HSBC Bank PLC	10/18/16	863,672	(14,044)

AUD	3,536,320	Merrill Lynch International	10/18/16	2,679,049	26,725
DKK	1,223,868	Merrill Lynch International	10/18/16	184,637	143
EUR	215,924	Merrill Lynch International	10/18/16	243,122	(407)
NOK	3,304,131	Merrill Lynch International	10/18/16	406,577	6,739

				3,513,385	33,200

CHF	1,195,817	Morgan Stanley & Co.	10/18/16	1,221,699	10,198
GBP	206,153	Morgan Stanley & Co.	10/18/16	271,244	(3,957)
JPY	21,574,252	Morgan Stanley & Co.	10/18/16	214,093	(1,219)

				1,707,036	5,022

GBP	5,444,933	Royal Bank of Canada	10/18/16	7,121,960	(62,364)

SGD	1,097,401	Societe Generale	10/18/16	813,899	(9,086)

EUR	295,630	Standard Chartered Bank	10/18/16	334,187	(1,877)
GBP	454,625	Standard Chartered Bank	10/18/16	604,121	(14,680)
JPY	47,787,737	Standard Chartered Bank	10/18/16	460,360	11,164
SEK	5,015,140	Standard Chartered Bank	10/18/16	589,057	(4,039)

				1,987,725	(9,432)

GBP	146,091	State Street Bank and Trust Co.	10/18/16	191,859	(2,446)

AUD	1,740,050	Toronto Dominion Bank	10/18/16	1,321,204	10,175
EUR	537,218	Toronto Dominion Bank	10/18/16	608,082	(4,208)

				1,929,286	5,967

EUR	180,716	UBS AG	10/18/16	202,904	234

				$45,657,077	$(131,204)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver
AUD	3,324,295	Australia & New Zealand Banking Group	10/18/16	$2,533,475	$(10,070)
CAD	971,098	Australia & New Zealand Banking Group	10/18/16	750,812	10,529
EUR	375,941	Australia & New Zealand Banking Group	10/18/16	420,547	(2,039)
HKD	7,958,564	Australia & New Zealand Banking Group	10/18/16	1,026,378	171
JPY	906,280,216	Australia & New Zealand Banking Group	10/18/16	8,984,024	41,707
SGD	403,349	Australia & New Zealand Banking Group	10/18/16	296,759	951

				14,011,995	41,249

EUR	219,683	Barclays Bank PLC	10/18/16	248,681	1,741

DKK	1,070,388	Citibank N.A.	10/18/16	159,762	(1,846)
EUR	375,042	Citibank N.A.	10/18/16	418,278	(3,298)
GBP	1,847,992	Citibank N.A.	10/18/16	2,449,820	53,816
JPY	18,690,000	Citibank N.A.	10/18/16	184,041	(374)
NOK	3,910,556	Citibank N.A.	10/18/16	482,585	(6,589)
SEK	5,460,904	Citibank N.A.	10/18/16	639,933	2,917

				4,334,419	44,626

EUR	1,720,974	Credit Suisse International	10/18/16	1,909,263	(25,244)

EUR	496,849	Goldman Sachs & Co.	10/18/16	552,122	(6,375)
JPY	40,609,065	Goldman Sachs & Co.	10/18/16	385,923	(14,769)
SEK	2,204,025	Goldman Sachs & Co.	10/18/16	258,677	1,577

				1,196,722	(19,567)

EUR	10,039,318	HSBC Bank PLC	10/18/16	11,279,533	(5,429)

CHF	1,776,308	Merrill Lynch International	10/18/16	1,833,222	3,319

GBP	6,063,090	Morgan Stanley & Co.	10/18/16	7,862,281	1,216

EUR	422,724	Royal Bank of Canada	10/18/16	479,862	4,688
GBP	217,985	Royal Bank of Canada	10/18/16	290,873	8,246

				770,735	12,934

CHF	114,267	Standard Chartered Bank	10/18/16	117,828	114
EUR	216,409	Standard Chartered Bank	10/18/16	240,615	(2,644)

				358,443	(2,530)

EUR	497,387	Toronto Dominion Bank	10/18/16	555,827	(3,274)

				$44,361,121	$49,041

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards
GBP	288,165	Goldman Sachs & Co.	10/18/16	EUR	$340,441	$(9,064)

GBP	457,891	Royal Bank of Canada	10/18/16	EUR	540,419	(13,797)

						$(22,861)

MSCI EAFE International Index Fund
Contracts to Buy
EUR	1,622,000	Bank of Montreal*	12/21/16		$1,820,882	$7,775

HKD	67,742	Bank of New York Mellon*	12/21/16		8,738	3
JPY	130,717,315	Bank of New York Mellon*	12/21/16		1,278,034	15,493

					1,286,772	15,496

GBP	591,710	Citibank N.A.*	12/21/16		770,000	(1,816)

SEK	405,012	JP Morgan Chase Bank N.A.*	12/21/16		47,454	(56)

CHF	27,776	Morgan Stanley & Co. LLC*	12/21/16		28,501	226
SGD	260,021	Morgan Stanley & Co. LLC*	12/21/16		190,469	265

					218,970	491

DKK	1,181,683	Societe Generale*	12/21/16		177,837	1,122
ILS	195,433	Societe Generale*	12/21/16		51,839	416

					229,676	1,538

					$4,373,754	$23,428

Contracts to Deliver
EUR	974,724	Bank of New York Mellon*	12/21/16		$1,100,000	$1,088

AUD	330,364	Citibank N.A.*	12/21/16		249,187	(3,216)

GBP	468,030	JP Morgan Chase Bank N.A.*	12/21/16		613,263	5,646

JPY	111,273,404	Morgan Stanley & Co. LLC*	12/21/16		1,100,000	(1,118)

					$3,062,450	$2,400

Overseas Fund
Contracts to Buy
EUR	2,924,005	Australia & New Zealand Banking Group	10/18/16		$3,274,042	$12,763
GBP	977,113	Australia & New Zealand Banking Group	10/18/16		1,269,642	(2,772)
HKD	1,682,684	Australia & New Zealand Banking Group	10/18/16		217,192	(220)
JPY	123,708,274	Australia & New Zealand Banking Group	10/18/16		1,184,561	36,075

					5,945,437	45,846

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Buy (Continued)
EUR	522,937	Citibank N.A.	10/18/16	$578,112	$9,709
GBP	259,089	Citibank N.A.	10/18/16	344,250	(8,329)

				922,362	1,380

GBP	389,354	Deutsche Bank AG	10/18/16	515,240	(10,426)
SEK	7,576,841	Deutsche Bank AG	10/18/16	886,937	(3,096)

				1,402,177	(13,522)

EUR	763,558	Goldman Sachs & Co.	10/18/16	845,701	12,596
SEK	5,622,010	Goldman Sachs & Co.	10/18/16	663,371	(7,561)

				1,509,072	5,035

AUD	6,378,027	Merrill Lynch International	10/18/16	4,831,872	48,200

CHF	2,512,969	Morgan Stanley & Co. LLC	10/18/16	2,567,361	21,429
GBP	1,045,538	Morgan Stanley & Co. LLC	10/18/16	1,382,841	(27,255)
JPY	92,380,486	Morgan Stanley & Co. LLC	10/18/16	890,177	21,347

				4,840,379	15,521

GBP	841,820	Royal Bank of Canada	10/18/16	1,092,308	(851)

SGD	2,581,312	Societe Generale	10/18/16	1,914,457	(21,374)

EUR	761,187	Standard Chartered Bank	10/18/16	859,463	(3,830)
GBP	1,192,309	Standard Chartered Bank	10/18/16	1,578,704	(32,823)
JPY	104,767,950	Standard Chartered Bank	10/18/16	1,032,421	1,331

				3,470,588	(35,322)

				$25,928,652	$44,913

Contracts to Deliver
CAD	1,839,819	Australia & New Zealand Banking Group	10/18/16	$1,422,471	$19,949
EUR	1,982,825	Australia & New Zealand Banking Group	10/18/16	2,224,681	(4,166)
GBP	288,263	Australia & New Zealand Banking Group	10/18/16	381,164	7,418
JPY	230,495,381	Australia & New Zealand Banking Group	10/18/16	2,278,423	4,112

				6,306,739	27,313

EUR	343,671	Barclays Bank PLC	10/18/16	389,036	2,723
NOK	2,462,228	Barclays Bank PLC	10/18/16	291,696	(16,306)

				680,732	(13,583)

EUR	458,252	BNP Paribas SA	10/18/16	515,008	(102)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Deliver (Continued)
EUR	419,637	Citibank N.A.	10/18/16		$469,177	$(2,527)
GBP	2,969,841	Citibank N.A.	10/18/16		3,920,022	69,492

					4,389,199	66,965

EUR	2,828,753	Credit Suisse International	10/18/16		3,138,241	(41,494)

EUR	555,519	Deutsche Bank AG	10/18/16		614,968	(9,478)

EUR	374,019	Goldman Sachs & Co.	10/18/16		415,627	(4,799)
JPY	79,033,015	Goldman Sachs & Co.	10/18/16		751,079	(28,744)
SEK	3,339,221	Goldman Sachs & Co.	10/18/16		391,910	2,389

					1,558,616	(31,154)

EUR	652,982	Royal Bank of Canada	10/18/16		741,244	7,242

EUR	1,286,503	Societe Generale	10/18/16		1,444,433	(1,695)

CHF	885,042	Standard Chartered Bank	10/18/16		913,227	1,481
EUR	2,130,997	Standard Chartered Bank	10/18/16		2,389,865	(5,540)

					3,303,092	(4,059)

AUD	650,000	State Street Bank and Trust Co.*	12/21/16		478,244	(18,367)
CHF	5,546,000	State Street Bank and Trust Co.*	03/15/17		5,754,366	(12,499)

					6,232,610	(30,866)

EUR	961,422	Toronto Dominion Bank	10/18/16		1,074,383	(6,328)
GBP	1,083,229	Toronto Dominion Bank	10/18/16		1,408,057	3,604
JPY	142,381,297	Toronto Dominion Bank	10/18/16		1,405,924	1,040

					3,888,364	(1,684)

					$32,813,246	$(32,595)

Cross Currency Forwards
GBP	665,293	Royal Bank of Canada	10/18/16	EUR	785,203	$(20,046)

*	Contracts are subject to an MNA.

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options (see “Foreign Currency Exchange Transactions,” above, for a discussion of the use of futures contracts in connection with currency risk).

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund(s) listed in the following table had open futures contracts at September 30, 2016:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Total Return Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	12/30/16	162	$35,391,938	$(2,638)
U.S. Treasury Note 5 Year	12/30/16	583	70,843,609	(64,646)

				$(67,284)

Strategic Bond Fund
Futures Contracts — Long
Euro Bobl	12/08/16	30	$4,451,497	$1,708
U.S. Treasury Ultra Long Bond	12/20/16	66	12,135,750	(151,564)
U.S. Treasury Note 5 Year	12/30/16	1,085	131,844,453	79,460
90 Day Eurodollar	12/18/17	198	48,972,825	9,256

				$(61,140)

Notes to Financial Statements (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund (Continued)
Futures Contracts — Short
Euro Bund	12/08/16	72	$(13,402,007)	$(84,598)
Euro Buxl Bond 30 Year	12/08/16	4	(863,541)	712
Japanese Government Bond 10 Year	12/13/16	6	(9,013,757)	(41,761)
Euro FX	12/19/16	5	(704,812)	402
U.S. Treasury Long Bond	12/20/16	46	(7,735,188)	46,595
U.S. Treasury Note 10 Year	12/20/16	359	(47,073,875)	29,568
U.S. Treasury Ultra 10 Year	12/20/16	21	(3,027,281)	2,597
U.S. Treasury Note 2 Year	12/30/16	19	(4,150,906)	(7,046)
90 Day Eurodollar	03/13/17	131	(32,440,513)	42,149
90 Day Eurodollar	12/16/19	198	(48,841,650)	(9,306)

				$(20,688)

S&P 500 Index Fund
Future Contract — Long
S&P 500 E Mini Index	12/16/16	517	$55,846,340	$369,219

Small Company Value Fund
Futures Contracts — Long
Russell 2000 Mini Index	12/16/16	18	$2,246,940	$21,967

S&P Mid Cap Index Fund
Future Contract — Long
S&P Midcap 400 E Mini Index	12/16/16	63	$9,762,480	$286

Russell 2000 Small Cap Index Fund
Future Contract — Long
Russell 2000 Mini Index	12/16/16	78	$9,736,740	$120,175

MSCI EAFE International Index Fund
Futures Contracts — Long
Hang Seng Index	10/28/16	1	$150,282	$(1,480)
Topix Index	12/08/16	8	1,043,736	271
SPI 200 Index	12/15/16	4	414,513	13,265
Euro Stoxx 50 Index	12/16/16	57	1,917,086	15,099
FTSE 100 Index	12/16/16	10	888,834	23,732

				$50,887

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Notes to Financial Statements (Continued)

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund may also enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin

Notes to Financial Statements (Continued)

required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at September 30, 2016. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund
Credit Default Swaps — Sell Protection††
Centrally Cleared Swaps
	USD	880,000	12/20/21	5.000%	CDX.NA.HY.27† (Rating:AAA+)*	$-	$37,595	$37,595

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	USD	5,030,000	6/13/21	Fixed 1.185%	3-Month USD-LIBOR	$1,790	$-	$1,790
	USD	10,400,000	8/31/22	Fixed 1.897%	3-Month USD-LIBOR	(386,675)	-	(386,675)
	USD	16,244,000	11/30/22	Fixed 1.900%	3-Month USD-LIBOR	(612,612)	-	(612,612)
	USD	12,160,000	5/15/23	Fixed 1.266%	3-Month USD-LIBOR	18,681	4,730	23,411
	USD	5,020,000	6/13/26	Fixed 1.580%	3-Month USD-LIBOR	(48,526)	709	(47,817)

						(1,027,342)	5,439	(1,021,903)

USD	U.S. Dollar
*	Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Notes to Financial Statements (Continued)

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund(s) listed in the following table had the following open written option contracts at September 30, 2016. A Fund’s current exposure to a counterparty is the fair value of the contract.

	Units	Expiration Date	Description	Premiums Received	Value
Strategic Bond Fund
	52	10/21/16	10 Year U.S. Treasury Note Future Call, Strike 132.50	$22,581	$6,500
	197	10/21/16	5 Year U.S. Treasury Note Future Call, Strike 122.00	17,829	21,546
	28	10/21/16	U.S. Treasury Bond Call, Strike 170.00	23,534	23,188

				$63,944	$51,234

Notes to Financial Statements (Continued)

Transactions in written option contracts during the year ended September 30, 2016, were as follows:

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at September 30, 2015	3,780,000	$50,604
Options written	5,864,170	1,272,654
Options terminated in closing purchase transactions	(2,782,866)	(1,019,752)
Options expired	(6,860,951)	(205,590)
Options exercised	(76)	(33,972)

Options outstanding at September 30, 2016	277	$63,944

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only

Notes to Financial Statements (Continued)

upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2016, the Funds had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a brokerdealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale.

A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Notes to Financial Statements (Continued)

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2016, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2016.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended September 30, 2016, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$113,674	$22,744	$90,930
Fundamental Growth Fund	7,536	1,508	6,028
Growth Opportunities Fund	188,073	37,669	150,404
Small Company Value Fund	231,473	46,313	185,160
S&P Mid Cap Index Fund	141,209	28,251	112,958
Russell 2000 Small Cap Index Fund	933,034	186,624	746,410
Mid Cap Growth Equity II Fund	2,163,668	432,816	1,730,852
Small Cap Growth Equity Fund	515,190	103,101	412,089
Diversified International Fund	57,522	11,507	46,015
MSCI EAFE International Index Fund	209,096	41,884	167,212
Overseas Fund	314,203	62,867	251,336

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML

Notes to Financial Statements (Continued)

Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund*,**	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and	Western Asset Management Company; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management,
	0.475% on any excess over $400 million	LLC; and Loomis, Sayles & Company, L.P.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Wellington Management Company LLP
0.575% on the next $250 million; and
0.55% on any excess over $1.5 billion
Large Cap Value Fund	0.60% on the first $750 million; and	Barrow, Hanley, Mewhinney & Strauss LLC;
	0.55% on any excess over $750 million	and Huber Capital Management, LLC
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Focused Value Fund	0.69% on the first $1 billion; and	Harris Associates L.P.
0.64% on any excess over $1 billion
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP
0.60% on any excess over $300 million
Blue Chip Growth Fund	0.65% on the first $750 million; and	T. Rowe Price Associates, Inc.; and
	0.60% on any excess over $750 million	Loomis, Sayles & Company, L.P.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund**	0.70% on the first $300 million; and	American Century Investment Management,
	0.65% on any excess over $300 million	Inc.; and Systematic Financial
Management, L.P.
Small Cap Value Equity Fund**	0.75% on the first $300 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC;
	0.70% on any excess over $300 million	and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	Invesco Advisers, Inc.;
	0.80% on any excess over $750 million	Federated Clover Investment Advisors; and
T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Equity II Fund	0.72% on the first $2 billion; and	Frontier Capital Management Company LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Wellington Management Company LLP
0.78% on any excess over $1 billion
Diversified International Fund	0.80% on the first $250 million; and	J.P. Morgan Investment Management Inc.
0.78% on any excess over $250 million
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.;
	0.775% on the next $500 million; and	J.P. Morgan Investment Management Inc.; and
	0.75% on any excess over $1.25 billion	Massachusetts Financial Services Company

*	Prior to June 1, 2016, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Total Return Bond Fund	0.35% on the first $2 billion; and
0.32% on any excess over $2 billion

**	Prior to January 1, 2016, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Total Return Bond Fund	0.35% on the first $3 billion; and
0.32% on any excess over $3 billion
Mid-Cap Value Fund	0.70% on the first $350 million; and
0.65% on any excess over $350 million
Small Cap Value Equity Fund	0.75% on the first $350 million; and
0.70% on any excess over $350 million

MML Advisers has entered into an investment subadvisory agreement with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OppenheimerFunds, Inc., a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Growth Equity Fund. This agreement provides that OFI Global Institutional manage the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon the Small Cap Growth Equity Fund’s average daily net assets, at the following annual rate:

Small Cap Growth Equity Fund	0.55% of the first $50 million;
0.45% of the next $50 million; and
0.40% of any excess over $100 million

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Large Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Focused Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Equity II Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified International Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Large Cap Value Fund*	0.63%	0.73%	0.83%	0.93%	1.18%	1.08%	1.33%
Fundamental Growth Fund*	0.70%	0.80%	0.90%	1.00%	1.25%	1.15%	1.40%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
Small Cap Value Equity Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
S&P Mid Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified International Fund*	0.90%	1.00%	1.10%	1.20%	1.45%	1.35%	1.60%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2017.

MML Advisers had contractually agreed to waive 0.05% of the advisory fee for each class of the Total Return Bond Fund through May 31, 2016.

MML Advisers has agreed to voluntarily waive 0.02% of the advisory fee for each class of the Small Company Value Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2016, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$10,202
Fundamental Value Fund	6,096
Large Cap Value Fund	2,841
Fundamental Growth Fund	28
Blue Chip Growth Fund	20,352
Growth Opportunities Fund	28,159
Mid-Cap Value Fund	12,358
Small Cap Value Equity Fund	6,170
Small Company Value Fund	54,545
Mid Cap Growth Equity II Fund	79,068
Small Cap Growth Equity Fund	15,328
Diversified International Fund	312

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2016:

Total % of Ownership by Related Party
Total Return Bond Fund	74.6%
Strategic Bond Fund	75.9%
Diversified Value Fund	39.1%
Fundamental Value Fund	83.5%
Large Cap Value Fund	95.3%
S&P 500 Index Fund	65.2%
Focused Value Fund	76.2%
Fundamental Growth Fund	91.9%
Blue Chip Growth Fund	75.8%
Growth Opportunities Fund	53.4%
Mid-Cap Value Fund	89.6%
Small Cap Value Equity Fund	65.9%
Small Company Value Fund	72.3%
S&P Mid Cap Index Fund	61.0%
Russell 2000 Small Cap Index Fund	70.1%
Mid Cap Growth Equity II Fund	41.7%
Small Cap Growth Equity Fund	89.3%
Diversified International Fund	99.3%
MSCI EAFE International Index Fund	70.9%
Overseas Fund	83.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$2,804,737,039	$202,743,994	$3,031,320,477	$434,225,649
Strategic Bond Fund	565,751,117	62,051,448	510,959,511	64,231,005
Diversified Value Fund	-	133,315,097	-	152,007,310
Fundamental Value Fund	-	198,362,174	-	367,725,823
Large Cap Value Fund	-	17,826,859	-	102,597,468
S&P 500 Index Fund	-	150,269,168	-	309,360,202
Focused Value Fund	-	273,237,697	-	436,284,403
Fundamental Growth Fund	-	65,148,092	-	90,593,921
Blue Chip Growth Fund	-	442,553,264	-	499,450,768
Growth Opportunities Fund	-	202,755,592	-	362,875,817
Mid-Cap Value Fund	-	104,808,965	-	146,693,698
Small Cap Value Equity Fund	-	45,652,002	-	47,692,395
Small Company Value Fund	-	174,425,127	-	231,642,070
S&P Mid Cap Index Fund	-	142,117,106	-	154,141,849
Russell 2000 Small Cap Index Fund	-	99,751,420	-	129,033,500
Mid Cap Growth Equity II Fund	-	1,727,854,051	-	1,027,639,615
Small Cap Growth Equity Fund	-	420,624,618	-	474,763,967
Diversified International Fund	-	58,388,359	-	81,583,055
MSCI EAFE International Index Fund	-	104,176,135	-	226,224,135
Overseas Fund	-	259,344,640	-	245,176,678

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Total Return Bond Fund Class I
Sold	12,503,110	$127,254,863	18,240,893	$186,336,338	12,374,866	$128,094,390
Issued as reinvestment of dividends	1,328,859	13,115,837	49,531	501,744	1,985,967	20,072,149
Redeemed	(37,248,837)	(376,187,150)	(11,316,431)	(115,196,159)	(10,405,206)	(108,314,023)

Net increase (decrease)	(23,416,868)	$(235,816,450)	6,973,993	$71,641,923	3,955,627	$39,852,516

Total Return Bond Fund Class R5
Sold	1,347,670	$13,691,530	3,359,795	$34,119,912	4,657,972	$47,831,843
Issued as reinvestment of dividends	392,482	3,869,875	14,126	142,811	663,071	6,695,507
Redeemed	(7,059,727)	(70,517,320)	(1,726,724)	(17,492,010)	(7,894,508)	(81,970,286)

Net increase (decrease)	(5,319,575)	$(52,955,915)	1,647,197	$16,770,713	(2,573,465)	$(27,442,936)

Total Return Bond Fund Service Class
Sold	4,921,762	$49,850,896	3,477,005	$35,457,322	7,562,325	$77,582,745
Issued as reinvestment of dividends	451,372	4,468,584	21,509	218,099	1,320,399	13,373,320
Redeemed	(7,428,099)	(75,654,495)	(14,194,969)	(145,467,975)	(12,670,588)	(131,605,604)

Net increase (decrease)	(2,054,965)	$(21,335,015)	(10,696,455)	$(109,792,554)	(3,787,864)	$(40,649,539)

Total Return Bond Fund Administrative Class
Sold	1,831,713	$18,398,997	1,643,329	$16,634,358	2,556,239	$26,330,652
Issued as reinvestment of dividends	181,285	1,783,840	8,352	84,192	368,207	3,707,342
Redeemed	(3,071,788)	(31,238,179)	(1,410,528)	(14,274,405)	(5,021,600)	(51,791,307)

Net increase (decrease)	(1,058,790)	$(11,055,342)	241,153	$2,444,145	(2,097,154)	$(21,753,313)

Total Return Bond Fund Class A*
Sold	161,694	$1,635,538	185,423	$1,892,536	11,343	$116,031
Issued as reinvestment of dividends	4,231	41,765	173	1,752	408	4,130
Redeemed	(175,989)	(1,791,542)	(146)	(1,477)	-	-

Net increase (decrease)	(10,064)	$(114,239)	185,450	$1,892,811	11,751	$120,161

Total Return Bond Fund Class R4
Sold	3,239,131	$32,940,557	3,368,318	$34,374,865	3,733,242	$38,656,555
Issued as reinvestment of dividends	647,495	6,410,199	31,833	322,470	1,558,586	15,800,276
Redeemed	(8,702,146)	(88,471,604)	(8,366,538)	(85,230,152)	(12,855,734)	(132,876,051)

Net increase (decrease)	(4,815,520)	$(49,120,848)	(4,966,387)	$(50,532,817)	(7,563,906)	$(78,419,220)

Total Return Bond Fund Class R3
Sold	1,270,449	$12,823,620	946,344	$9,556,029	1,181,182	$12,129,982
Issued as reinvestment of dividends	85,167	838,891	4,726	47,546	183,386	1,848,059
Redeemed	(1,749,838)	(17,621,371)	(1,006,269)	(10,178,692)	(1,301,597)	(13,439,309)

Net increase (decrease)	(394,222)	$(3,958,860)	(55,199)	$(575,117)	62,971	$538,732

Strategic Bond Fund Class I*
Sold	4,806,483	$49,509,908	3,025,648	$31,176,659	6,168,645	$62,639,031
Issued as reinvestment of dividends	212,776	2,104,352	1,754	17,943	188,600	1,908,342
Redeemed	(2,405,958)	(24,730,455)	(1,717,030)	(17,650,388)	(957,212)	(9,950,212)

Net increase (decrease)	2,613,301	$26,883,805	1,310,372	$13,544,214	5,400,033	$54,597,161

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Strategic Bond Fund Class R5
Sold	1,501,420	$15,309,827	951,311	$9,779,066	1,561,380	$15,913,455
Issued as reinvestment of dividends	147,672	1,461,955	1,316	13,473	138,486	1,402,720
Redeemed	(835,570)	(8,546,004)	(598,462)	(6,165,817)	(5,437,813)	(54,956,959)

Net increase (decrease)	813,522	$8,225,778	354,165	$3,626,722	(3,737,947)	$(37,640,784)

Strategic Bond Fund Service Class
Sold	2,003,903	$20,616,652	1,652,021	$16,950,578	1,394,835	$14,309,448
Issued as reinvestment of dividends	182,130	1,803,081	1,542	15,779	165,370	1,675,049
Redeemed	(3,582,759)	(36,538,973)	(882,568)	(9,065,280)	(346,261)	(3,586,076)

Net increase (decrease)	(1,396,726)	$(14,119,240)	770,995	$7,901,077	1,213,944	$12,398,421

Strategic Bond Fund Administrative Class
Sold	1,422,662	$14,550,319	1,589,064	$16,242,243	1,468,557	$15,123,074
Issued as reinvestment of dividends	89,506	885,218	974	9,938	81,888	827,689
Redeemed	(1,087,275)	(11,176,118)	(741,869)	(7,540,944)	(273,046)	(2,804,308)

Net increase (decrease)	424,893	$4,259,419	848,169	$8,711,237	1,277,399	$13,146,455

Strategic Bond Fund Class A
Sold	1,541,955	$15,823,216	1,417,193	$14,443,323	926,824	$9,547,387
Issued as reinvestment of dividends	105,121	1,037,539	992	10,094	95,974	969,209
Redeemed	(1,323,777)	(13,501,046)	(633,228)	(6,457,971)	(635,092)	(6,484,335)

Net increase (decrease)	323,299	$3,359,709	784,957	$7,995,446	387,706	$4,032,261

Strategic Bond Fund Class R4*
Sold	1,444,373	$14,619,963	1,802,854	$18,235,647	9,950	$100,105
Issued as reinvestment of dividends	43,560	428,631	418	4,254	335	3,382
Redeemed	(440,927)	(4,512,404)	(362,794)	(3,679,622)	- ++	(4)

Net increase (decrease)	1,047,006	$10,536,190	1,440,478	$14,560,279	10,285	$103,483

Strategic Bond Fund Class R3
Sold	575,781	$5,808,886	244,824	$2,480,756	103,970	$1,071,210
Issued as reinvestment of dividends	8,070	79,005	108	1,085	6,142	61,516
Redeemed	(318,996)	(3,303,593)	(153,082)	(1,545,581)	(13,225)	(134,917)

Net increase (decrease)	264,855	$2,584,298	91,850	$936,260	96,887	$997,809

Diversified Value Fund Class I*
Sold	14,613,260	$204,745,870	1,436,181	$21,221,657	7,567,056	$106,623,048
Issued as reinvestment of dividends	86,337	1,221,667	17,891	253,157	132,204	1,894,736
Redeemed	(3,366,763)	(48,967,912)	(2,481,481)	(36,978,599)	(1,112,784)	(16,114,820)

Net increase (decrease)	11,332,834	$156,999,625	(1,027,409)	$(15,503,785)	6,586,476	$92,402,964

Diversified Value Fund Class R5
Sold	1,203,968	$16,755,365	1,125,254	$16,583,302	2,601,260	$36,426,859
Issued as reinvestment of dividends	212,522	3,009,308	48,422	685,168	306,886	4,403,852
Redeemed	(13,465,671)	(188,803,867)	(1,850,492)	(27,552,935)	(11,371,523)	(159,281,963)

Net increase (decrease)	(12,049,181)	$(169,039,194)	(676,816)	$(10,284,465)	(8,463,377)	$(118,451,252)

Diversified Value Fund Service Class
Sold	115,827	$1,614,208	205,495	$3,028,198	177,927	$2,534,210
Issued as reinvestment of dividends	14,306	202,722	3,490	49,357	19,836	284,578
Redeemed	(648,016)	(9,082,253)	(195,566)	(2,897,941)	(717,568)	(9,501,946)

Net increase (decrease)	(517,883)	$(7,265,323)	13,419	$179,614	(519,805)	$(6,683,158)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Diversified Value Fund Administrative Class
Sold	125,275	$1,789,278	70,463	$1,052,336	222,790	$3,252,863
Issued as reinvestment of dividends	4,700	66,927	1,445	20,511	10,984	158,192
Redeemed	(122,266)	(1,714,476)	(259,643)	(3,970,037)	(172,479)	(2,394,920)

Net increase (decrease)	7,709	$141,729	(187,735)	$(2,897,190)	61,295	$1,016,135

Diversified Value Fund Class A
Sold	218,152	$3,041,006	222,090	$3,251,370	270,051	$3,840,176
Issued as reinvestment of dividends	12,875	182,440	4,963	69,975	22,872	328,416
Redeemed	(426,946)	(5,973,022)	(299,257)	(4,415,825)	(498,077)	(7,136,792)

Net increase (decrease)	(195,919)	$(2,749,576)	(72,204)	$(1,094,480)	(205,154)	$(2,968,200)

Diversified Value Fund Class R4*
Sold	27,718	$390,798	13,207	$196,312	7,222	$100,105
Issued as reinvestment of dividends	151	2,136	42	588	125	1,789
Redeemed	(442)	(6,203)	(58)	(857)	- ++	(4)

Net increase (decrease)	27,427	$386,731	13,191	$196,043	7,347	$101,890

Diversified Value Fund Class R3
Sold	98,639	$1,371,981	11,417	$171,743	1,265	$17,826
Issued as reinvestment of dividends	428	6,062	56	792	172	2,482
Redeemed	(6,902)	(96,229)	(6,360)	(95,922)	(647)	(9,378)

Net increase (decrease)	92,165	$1,281,814	5,113	$76,613	790	$10,930

Fundamental Value Fund Class I
Sold	8,701,389	$103,028,581	7,068,781	$95,557,820	11,726,504	$163,135,040
Issued as reinvestment of dividends	4,701,123	54,156,933	971,011	12,594,012	2,303,702	31,495,322
Redeemed	(6,906,229)	(83,320,351)	(3,380,438)	(47,079,342)	(4,479,246)	(63,154,301)

Net increase (decrease)	6,496,283	$73,865,163	4,659,354	$61,072,490	9,550,960	$131,476,061

Fundamental Value Fund Class R5
Sold	3,807,265	$46,306,885	1,843,418	$25,855,879	5,401,394	$76,019,451
Issued as reinvestment of dividends	4,518,213	52,275,725	1,065,750	13,854,744	3,167,073	43,482,460
Redeemed	(12,273,847)	(144,473,553)	(9,298,273)	(126,557,705)	(7,996,876)	(113,228,906)

Net increase (decrease)	(3,948,369)	$(45,890,943)	(6,389,105)	$(86,847,082)	571,591	$6,273,005

Fundamental Value Fund Service Class
Sold	2,245,416	$28,540,020	636,291	$8,843,016	2,001,363	$28,233,572
Issued as reinvestment of dividends	1,886,001	21,745,590	385,293	4,989,545	1,172,410	16,033,245
Redeemed	(6,851,737)	(80,633,594)	(3,214,291)	(45,170,669)	(3,458,729)	(48,171,091)

Net increase (decrease)	(2,720,320)	$(30,347,984)	(2,192,707)	$(31,338,108)	(284,956)	$(3,904,274)

Fundamental Value Fund Administrative Class
Sold	766,524	$9,151,182	1,109,389	$15,387,968	1,820,385	$25,427,872
Issued as reinvestment of dividends	1,042,492	12,082,482	248,372	3,231,319	715,302	9,858,080
Redeemed	(2,466,210)	(30,056,497)	(1,944,132)	(27,148,185)	(4,053,689)	(57,705,459)

Net increase (decrease)	(657,194)	$(8,822,833)	(586,371)	$(8,528,898)	(1,518,002)	$(22,419,507)

Fundamental Value Fund Class A
Sold	743,478	$8,796,073	588,520	$8,122,915	1,086,897	$15,133,078
Issued as reinvestment of dividends	1,760,850	20,196,951	419,771	5,398,259	1,199,791	16,363,720
Redeemed	(3,141,245)	(38,060,608)	(2,736,156)	(37,691,444)	(6,932,280)	(96,333,318)

Net increase (decrease)	(636,917)	$(9,067,584)	(1,727,865)	$(24,170,270)	(4,645,592)	$(64,836,520)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Fundamental Value Fund Class R4*
Sold	431,831	$5,251,875	143,990	$1,924,195	7,285	$100,105
Issued as reinvestment of dividends	19,957	227,308	2,786	35,747	598	8,123
Redeemed	(35,950)	(424,160)	(4,837)	(63,537)	- ++	(4)

Net increase (decrease)	415,838	$5,055,023	141,939	$1,896,405	7,883	$108,224

Fundamental Value Fund Class R3
Sold	63,571	$783,131	12,120	$169,953	20,949	$280,684
Issued as reinvestment of dividends	13,210	149,936	2,269	28,952	6,619	89,543
Redeemed	(25,433)	(299,909)	(11,950)	(164,543)	(49,393)	(682,475)

Net increase (decrease)	51,348	$633,158	2,439	$34,362	(21,825)	$(312,248)

Large Cap Value Fund Class I*
Sold	2,650,718	$18,725,891	2,361,348	$19,321,026	16,338,285	$158,815,916
Issued as reinvestment of dividends	1,382,960	9,417,956	64,625	507,956	2,967,180	24,081,651
Redeemed	(5,169,812)	(36,558,845)	(12,507,908)	(104,138,849)	(1,328,513)	(12,830,215)

Net increase (decrease)	(1,136,134)	$(8,414,998)	(10,081,935)	$(84,309,867)	17,976,952	$170,067,352

Large Cap Value Fund Class R5
Sold	320,263	$2,268,108	377,055	$3,036,783	1,727,304	$16,372,761
Issued as reinvestment of dividends	2,314,952	15,811,124	149,314	1,173,602	3,422,426	27,854,550
Redeemed	(6,588,107)	(47,465,373)	(5,027,049)	(40,151,766)	(19,999,251)	(195,042,573)

Net increase (decrease)	(3,952,892)	$(29,386,141)	(4,500,680)	$(35,941,381)	(14,849,521)	$(150,815,262)

Large Cap Value Fund Service Class
Sold	97,647	$680,962	278,662	$2,307,007	272,500	$2,616,460
Issued as reinvestment of dividends	197,196	1,350,789	10,243	80,714	270,035	2,211,761
Redeemed	(977,616)	(6,726,298)	(651,063)	(5,308,377)	(2,583,385)	(25,270,397)

Net increase (decrease)	(682,773)	$(4,694,547)	(362,158)	$(2,920,656)	(2,040,850)	$(20,442,176)

Large Cap Value Fund Administrative Class
Sold	154,722	$1,085,633	144,083	$1,177,492	244,875	$2,301,666
Issued as reinvestment of dividends	292,564	1,995,283	17,301	135,466	498,751	4,052,167
Redeemed	(951,428)	(6,900,239)	(1,130,733)	(9,350,884)	(773,823)	(7,386,418)

Net increase (decrease)	(504,142)	$(3,819,323)	(969,349)	$(8,037,926)	(30,197)	$(1,032,585)

Large Cap Value Fund Class A
Sold	185,339	$1,301,610	212,441	$1,727,564	309,369	$2,953,813
Issued as reinvestment of dividends	644,641	4,390,007	38,153	297,975	1,064,648	8,644,653
Redeemed	(1,600,947)	(11,340,939)	(1,850,721)	(15,017,305)	(2,259,924)	(20,798,349)

Net increase (decrease)	(770,967)	$(5,649,322)	(1,600,127)	$(12,991,766)	(885,907)	$(9,199,883)

Large Cap Value Fund Class R4*
Sold	-	$-	-	$-	10,438	$100,100
Issued as reinvestment of dividends	2	13	- ++	1	2,039	16,468
Redeemed	(14)	(99)	-	-	-	-

Net increase (decrease)	(12)	$(86)	-	$1	12,477	$116,568

Large Cap Value Fund Class R3
Sold	-	$-	123	$978	1,823	$17,651
Issued as reinvestment of dividends	1,542	10,277	90	684	1,942	15,465
Redeemed	(4,945)	(35,424)	(1,178)	(9,616)	(4,434)	(42,275)

Net increase (decrease)	(3,403)	$(25,147)	(965)	$(7,954)	(669)	$(9,159)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
S&P 500 Index Fund Class I
Sold	10,127,359	$186,093,714	20,921,260	$390,227,718	12,183,415	$217,601,722
Issued as reinvestment of dividends	2,041,101	36,719,404	127,884	2,314,697	1,221,280	21,873,108
Redeemed	(5,760,107)	(106,621,375)	(5,290,996)	(100,117,177)	(5,634,441)	(99,926,880)

Net increase (decrease)	6,408,353	$116,191,743	15,758,148	$292,425,238	7,770,254	$139,547,950

S&P 500 Index Fund Class R5
Sold	7,434,694	$135,466,488	6,193,493	$114,817,033	7,198,904	$128,426,647
Issued as reinvestment of dividends	1,795,938	32,380,771	144,893	2,625,457	2,092,279	37,535,493
Redeemed	(16,334,513)	(297,378,710)	(10,585,672)	(193,909,227)	(14,242,495)	(256,137,157)

Net increase (decrease)	(7,103,881)	$(129,531,451)	(4,247,286)	$(76,466,737)	(4,951,312)	$(90,175,017)

S&P 500 Index Fund Service Class
Sold	5,613,320	$102,847,120	5,154,855	$96,344,871	8,697,056	$155,811,713
Issued as reinvestment of dividends	1,337,922	24,162,868	102,609	1,860,292	1,482,031	26,632,100
Redeemed	(17,553,808)	(330,728,860)	(8,503,630)	(158,101,863)	(6,354,912)	(115,441,223)

Net increase (decrease)	(10,602,566)	$(203,718,872)	(3,246,166)	$(59,896,700)	3,824,175	$67,002,590

S&P 500 Index Fund Administrative Class**
Sold	5,191,140	$93,571,191	4,014,481	$73,662,102	6,678,377	$118,523,155
Issued - merger	-	-	-	-	9,172,137	156,751,820
Issued as reinvestment of dividends	956,766	17,068,708	81,889	1,465,815	1,110,393	19,720,586
Redeemed	(8,286,473)	(150,774,758)	(5,925,310)	(109,738,959)	(6,537,496)	(117,420,416)

Net increase (decrease)	(2,138,567)	$(40,134,859)	(1,828,940)	$(34,611,042)	10,423,411	$177,575,145

S&P 500 Index Fund Class L**
Sold					471,818	$7,946,754
Issued as reinvestment of dividends					-	-
Redeemed					(1,457,981)	(24,202,166)
Redemptions-merger					(9,167,924)	(156,751,820)

Net increase (decrease)					(10,154,087)	$(173,007,232)

S&P 500 Index Fund Class A*
Sold	726,100	$12,765,271	548,409	$9,941,627	181,606	$3,338,659
Issued as reinvestment of dividends	32,110	566,093	1,464	25,931	216	3,797
Redeemed	(319,623)	(5,928,993)	(43,574)	(801,710)	-	-

Net increase (decrease)	438,587	$7,402,371	506,299	$9,165,848	181,822	$3,342,456

S&P 500 Index Fund Class R4
Sold	7,548,583	$135,485,760	5,479,026	$100,128,550	4,939,611	$86,075,620
Issued as reinvestment of dividends	1,125,782	19,926,344	88,028	1,562,509	1,069,986	18,863,853
Redeemed	(6,554,397)	(117,893,789)	(4,401,643)	(80,184,606)	(7,986,542)	(141,390,149)

Net increase (decrease)	2,119,968	$37,518,315	1,165,411	$21,506,453	(1,976,945)	$(36,450,676)

S&P 500 Index Fund Class R3
Sold	3,933,638	$69,670,035	1,434,122	$26,083,776	94,950	$1,680,895
Issued as reinvestment of dividends	88,139	1,537,139	3,957	69,412	11,779	205,539
Redeemed	(383,519)	(6,850,596)	(191,128)	(3,342,970)	(197,798)	(3,552,477)

Net increase (decrease)	3,638,258	$64,356,578	1,246,951	$22,810,218	(91,069)	$(1,666,043)

Focused Value Fund Class I
Sold	3,366,425	$58,152,025	3,119,611	$70,682,518	2,959,862	$70,759,031
Issued as reinvestment of dividends	2,177,077	37,402,189	136,615	2,785,570	1,319,420	29,283,066
Redeemed	(5,132,513)	(91,361,873)	(1,882,228)	(41,690,763)	(1,633,311)	(38,578,137)

Net increase (decrease)	410,989	$4,192,341	1,373,998	$31,777,325	2,645,971	$61,463,960

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Focused Value Fund Class R5
Sold	1,086,002	$18,938,224	1,067,491	$23,553,021	2,212,211	$53,299,969
Issued as reinvestment of dividends	2,206,746	38,022,230	151,955	3,102,930	1,993,602	44,464,918
Redeemed	(4,689,569)	(83,266,716)	(3,568,686)	(80,786,074)	(2,920,057)	(68,731,101)

Net increase (decrease)	(1,396,821)	$(26,306,262)	(2,349,240)	$(54,130,123)	1,285,756	$29,033,786

Focused Value Fund Service Class
Sold	540,059	$9,378,730	453,235	$9,907,101	1,123,541	$26,831,292
Issued as reinvestment of dividends	741,552	12,606,386	48,592	980,581	607,080	13,377,310
Redeemed	(1,442,287)	(24,994,802)	(898,027)	(19,648,792)	(1,608,468)	(37,541,420)

Net increase (decrease)	(160,676)	$(3,009,686)	(396,200)	$(8,761,110)	122,153	$2,667,182

Focused Value Fund Administrative Class
Sold	651,473	$11,115,509	793,614	$17,206,308	1,179,417	$27,632,533
Issued as reinvestment of dividends	946,229	15,934,491	63,718	1,274,361	709,989	15,552,785
Redeemed	(1,776,639)	(31,023,770)	(707,281)	(15,439,622)	(1,457,633)	(34,171,997)

Net increase (decrease)	(178,937)	$(3,973,770)	150,051	$3,041,047	431,773	$9,013,321

Focused Value Fund Class A
Sold	530,391	$9,065,368	657,932	$13,870,012	1,140,675	$25,757,217
Issued as reinvestment of dividends	1,899,937	30,949,974	128,106	2,486,539	1,409,894	30,021,703
Redeemed	(3,904,504)	(64,756,380)	(1,369,908)	(28,918,300)	(1,801,589)	(41,039,845)

Net increase (decrease)	(1,474,176)	$(24,741,038)	(583,870)	$(12,561,749)	748,980	$14,739,075

Focused Value Fund Class R4*
Sold	304,677	$5,245,752	92,311	$1,958,967	4,499	$100,105
Issued as reinvestment of dividends	38,940	630,425	1,079	20,937	726	15,429
Redeemed	(84,269)	(1,349,619)	(6,901)	(143,073)	- ++	(4)

Net increase (decrease)	259,348	$4,526,558	86,489	$1,836,831	5,225	$115,530

Focused Value Fund Class R3
Sold	85,499	$1,463,128	109,902	$2,212,406	10,930	$239,546
Issued as reinvestment of dividends	34,081	529,625	1,460	27,322	4,701	96,559
Redeemed	(36,528)	(619,746)	(14,993)	(311,422)	(14,745)	(329,618)

Net increase (decrease)	83,052	$1,373,007	96,369	$1,928,306	886	$6,487

Fundamental Growth Fund Class I*
Sold	2,547,288	$20,169,478	2,347,055	$19,606,078	11,000,743	$94,182,688
Issued as reinvestment of dividends	1,141,055	8,820,353	34,423	286,058	1,266,055	10,181,561
Redeemed	(5,988,530)	(47,499,634)	(3,561,077)	(30,341,662)	(1,707,430)	(14,926,140)

Net increase (decrease)	(2,300,187)	$(18,509,803)	(1,179,599)	$(10,449,526)	10,559,368	$89,438,109

Fundamental Growth Fund Class R5
Sold	669,326	$5,135,912	169,548	$1,422,774	936,174	$7,936,420
Issued as reinvestment of dividends	301,142	2,333,849	9,059	75,368	305,142	2,460,188
Redeemed	(578,911)	(4,451,740)	(258,206)	(2,168,283)	(8,993,364)	(76,816,211)

Net increase (decrease)	391,557	$3,018,021	(79,599)	$(670,141)	(7,752,048)	$(66,419,603)

Fundamental Growth Fund Service Class
Sold	169,303	$1,318,083	71,007	$593,397	182,881	$1,533,069
Issued as reinvestment of dividends	90,111	686,651	2,654	21,733	102,126	811,176
Redeemed	(138,133)	(1,055,658)	(207,940)	(1,731,144)	(168,157)	(1,420,613)

Net increase (decrease)	121,281	$949,076	(134,279)	$(1,116,014)	116,850	$923,632

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Fundamental Growth Fund Administrative Class
Sold	238,954	$1,879,430	299,843	$2,423,845	429,271	$3,599,551
Issued as reinvestment of dividends	163,998	1,225,067	4,912	39,495	179,970	1,405,019
Redeemed	(388,524)	(2,875,815)	(218,724)	(1,821,177)	(731,559)	(6,051,325)

Net increase (decrease)	14,428	$228,682	86,031	$642,163	(122,318)	$(1,046,755)

Fundamental Growth Fund Class A
Sold	343,219	$2,504,676	330,125	$2,586,341	588,039	$4,683,491
Issued as reinvestment of dividends	280,669	2,020,819	9,303	72,193	380,934	2,879,218
Redeemed	(760,199)	(5,571,803)	(1,120,201)	(8,862,774)	(840,876)	(6,834,024)

Net increase (decrease)	(136,311)	$(1,046,308)	(780,773)	$(6,204,240)	128,097	$728,685

Fundamental Growth Fund Class R4*
Sold	85,556	$611,449	11,433	$85,074	12,591	$100,105
Issued as reinvestment of dividends	2,678	19,193	- ++	1	1,787	13,481
Redeemed	(16,634)	(117,452)	(3)	(23)	- ++	(4)

Net increase (decrease)	71,600	$513,190	11,430	$85,052	14,378	$113,582

Fundamental Growth Fund Class R3
Sold	208,256	$1,425,953	31,773	$238,277	19,699	$153,507
Issued as reinvestment of dividends	8,254	56,456	46	344	4,521	32,814
Redeemed	(39,761)	(267,642)	(18,425)	(142,202)	(45,708)	(341,723)

Net increase (decrease)	176,749	$1,214,767	13,394	$96,419	(21,488)	$(155,402)

Blue Chip Growth Fund Class I*
Sold	14,862,659	$232,116,521	4,695,810	$84,124,483	15,826,162	$278,717,462
Issued as reinvestment of dividends	3,535,563	56,356,872	151,026	2,722,994	1,084,756	18,256,444
Redeemed	(6,084,355)	(97,969,340)	(2,048,141)	(37,730,437)	(1,324,507)	(23,460,463)

Net increase (decrease)	12,313,867	$190,504,053	2,798,695	$49,117,040	15,586,411	$273,513,443

Blue Chip Growth Fund Class R5
Sold	4,801,764	$78,179,165	2,329,260	$42,047,907	13,966,347	$237,511,545
Issued as reinvestment of dividends	4,920,932	78,390,455	246,851	4,445,803	2,244,422	37,728,727
Redeemed	(16,201,183)	(256,462,891)	(6,530,938)	(118,656,159)	(14,766,902)	(257,263,758)

Net increase (decrease)	(6,478,487)	$(99,893,271)	(3,954,827)	$(72,162,449)	1,443,867	$17,976,514

Blue Chip Growth Fund Service Class
Sold	4,250,516	$69,254,595	3,732,366	$67,880,382	1,201,709	$20,533,484
Issued as reinvestment of dividends	2,373,491	37,501,158	99,125	1,772,363	654,157	10,930,968
Redeemed	(5,284,435)	(82,660,814)	(1,486,939)	(26,672,445)	(3,823,221)	(66,915,590)

Net increase (decrease)	1,339,572	$24,094,939	2,344,552	$42,980,300	(1,967,355)	$(35,451,138)

Blue Chip Growth Fund Administrative Class
Sold	2,005,805	$32,220,167	2,101,316	$36,896,532	2,797,805	$47,462,078
Issued as reinvestment of dividends	2,486,045	38,807,167	120,128	2,123,862	1,104,412	18,266,974
Redeemed	(3,619,543)	(57,337,840)	(4,343,828)	(77,102,819)	(2,926,568)	(49,879,617)

Net increase (decrease)	872,307	$13,689,494	(2,122,384)	$(38,082,425)	975,649	$15,849,435

Blue Chip Growth Fund Class A
Sold	1,760,146	$26,797,121	1,066,089	$18,307,267	1,435,111	$23,726,637
Issued as reinvestment of dividends	1,771,499	26,643,342	83,921	1,435,893	710,681	11,392,210
Redeemed	(2,459,732)	(36,782,915)	(1,501,012)	(25,756,654)	(3,784,449)	(62,211,123)

Net increase (decrease)	1,071,913	$16,657,548	(351,002)	$(6,013,494)	(1,638,657)	$(27,092,276)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class R4*
Sold	1,752,959	$26,219,066	1,229,330	$21,577,414	43,785	$772,937
Issued as reinvestment of dividends	262,389	3,943,712	10,613	181,915	3,387	54,367
Redeemed	(386,193)	(5,770,075)	(77,483)	(1,371,947)	(2)	(30)

Net increase (decrease)	1,629,155	$24,392,703	1,162,460	$20,387,382	47,170	$827,274

Blue Chip Growth Fund Class R3
Sold	1,364,827	$19,543,732	197,213	$3,281,017	52,019	$786,953
Issued as reinvestment of dividends	81,838	1,163,726	1,882	30,819	5,002	76,884
Redeemed	(152,381)	(2,196,306)	(4,716)	(77,398)	(61,524)	(967,817)

Net increase (decrease)	1,294,284	$18,511,152	194,379	$3,234,438	(4,503)	$(103,980)

Growth Opportunities Fund Class I
Sold	7,342,454	$77,365,291	14,459,205	$173,799,599	15,383,010	$179,452,094
Issued as reinvestment of dividends	3,586,120	38,981,121	763,029	8,835,876	1,574,099	18,343,315
Redeemed	(10,357,640)	(109,952,101)	(9,435,314)	(116,462,279)	(3,102,295)	(36,629,897)

Net increase (decrease)	570,934	$6,394,311	5,786,920	$66,173,196	13,854,814	$161,165,512

Growth Opportunities Fund Class R5
Sold	1,544,312	$16,314,440	4,071,387	$49,383,935	3,770,649	$44,509,774
Issued as reinvestment of dividends	2,204,066	23,803,912	501,000	5,771,522	1,383,377	16,052,750
Redeemed	(6,026,743)	(62,688,417)	(7,405,536)	(88,231,300)	(11,999,938)	(140,501,582)

Net increase (decrease)	(2,278,365)	$(22,570,065)	(2,833,149)	$(33,075,843)	(6,845,912)	$(79,939,058)

Growth Opportunities Fund Service Class
Sold	1,751,891	$19,083,532	2,440,722	$28,659,941	6,568,226	$73,875,210
Issued as reinvestment of dividends	1,686,949	17,831,054	350,196	3,960,722	830,060	9,465,425
Redeemed	(3,141,277)	(31,742,200)	(2,487,799)	(28,779,267)	(1,395,197)	(15,953,684)

Net increase (decrease)	297,563	$5,172,386	303,119	$3,841,396	6,003,089	$67,386,951

Growth Opportunities Fund Administrative Class
Sold	836,054	$8,461,631	1,950,687	$22,353,548	4,201,422	$47,493,854
Issued as reinvestment of dividends	1,211,646	12,455,718	251,418	2,773,139	807,443	8,996,527
Redeemed	(3,403,565)	(33,190,176)	(4,892,403)	(55,003,818)	(2,142,511)	(23,789,962)

Net increase (decrease)	(1,355,865)	$(12,272,827)	(2,690,298)	$(29,877,131)	2,866,354	$32,700,419

Growth Opportunities Fund Class A
Sold	624,026	$5,796,869	1,499,511	$16,259,284	2,729,944	$29,479,935
Issued as reinvestment of dividends	1,704,082	16,597,761	394,196	4,146,940	1,087,780	11,605,518
Redeemed	(5,692,923)	(52,926,673)	(4,185,976)	(45,916,195)	(3,340,778)	(36,141,174)

Net increase (decrease)	(3,364,815)	$(30,532,043)	(2,292,269)	$(25,509,971)	476,946	$4,944,279

Growth Opportunities Fund Class R4*
Sold	616,217	$6,174,854	308,793	$3,405,926	9,470	$100,105
Issued as reinvestment of dividends	65,563	639,893	5,679	59,853	660	7,042
Redeemed	(252,838)	(2,319,896)	(44,967)	(477,308)	- ++	(4)

Net increase (decrease)	428,942	$4,494,851	269,505	$2,988,471	10,130	$107,143

Growth Opportunities Fund Class R3
Sold	35,538	$314,524	75,169	$794,864	9,264	$93,791
Issued as reinvestment of dividends	10,153	93,106	1,950	19,463	297	3,016
Redeemed	(30,472)	(259,283)	(9,878)	(100,932)	(172)	(1,852)

Net increase (decrease)	15,219	$148,347	67,241	$713,395	9,389	$94,955

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class I
Sold	2,495,317	$32,470,619	2,791,239	$41,954,534	5,107,947	$78,295,165
Issued as reinvestment of dividends	1,173,829	14,226,812	96,087	1,376,932	232,903	3,409,347
Redeemed	(5,190,999)	(71,910,338)	(2,184,807)	(33,201,315)	(1,233,919)	(18,822,248)

Net increase (decrease)	(1,521,853)	$(25,212,907)	702,519	$10,130,151	4,106,931	$62,882,264

Mid-Cap Value Fund Class R5
Sold	127,107	$1,646,344	176,515	$2,675,728	557,851	$8,455,919
Issued as reinvestment of dividends	79,014	963,968	11,786	169,477	31,721	467,641
Redeemed	(299,874)	(4,014,516)	(774,201)	(11,124,109)	(4,962,038)	(75,648,879)

Net increase (decrease)	(93,753)	$(1,404,204)	(585,900)	$(8,278,904)	(4,372,466)	$(66,725,319)

Mid-Cap Value Fund Service Class
Sold	17,883	$205,717	6,673	$103,511	259,718	$3,815,460
Issued as reinvestment of dividends	34,484	419,323	2,194	31,478	8,071	118,452
Redeemed	(89,911)	(1,199,897)	(141,309)	(2,184,530)	(114,313)	(1,731,914)

Net increase (decrease)	(37,544)	$(574,857)	(132,442)	$(2,049,541)	153,476	$2,201,998

Mid-Cap Value Fund Administrative Class
Sold	29,286	$403,592	36,743	$571,363	43,178	$662,050
Issued as reinvestment of dividends	2,965	36,593	369	5,322	1,676	24,791
Redeemed	(4,309)	(58,295)	(92,060)	(1,390,436)	(258,124)	(3,815,002)

Net increase (decrease)	27,942	$381,890	(54,948)	$(813,751)	(213,270)	$(3,128,161)

Mid-Cap Value Fund Class A
Sold	61,093	$794,363	30,100	$455,440	89,166	$1,331,325
Issued as reinvestment of dividends	27,545	335,769	2,147	30,700	7,974	116,959
Redeemed	(126,981)	(1,658,002)	(241,986)	(3,623,213)	(134,702)	(2,040,468)

Net increase (decrease)	(38,343)	$(527,870)	(209,739)	$(3,137,073)	(37,562)	$(592,184)

Mid-Cap Value Fund Class R4*
Sold	108	$1,418	7	$100	6,668	$100,106
Issued as reinvestment of dividends	2	28	- ++	2	161	2,351
Redeemed	(15)	(209)	-	-	- ++	(4)

Net increase (decrease)	95	$1,237	7	$102	6,829	$102,453

Mid-Cap Value Fund Class R3
Sold	1,557	$19,762	306	$4,633	578	$8,687
Issued as reinvestment of dividends	1,146	13,852	71	993	138	2,017
Redeemed	(1,616)	(20,825)	(841)	(12,951)	(254)	(3,894)

Net increase (decrease)	1,087	$12,789	(464)	$(7,325)	462	$6,810

Small Cap Value Equity Fund Class I*
Sold	4,656,033	$68,492,489	1,635,318	$25,917,220	4,578,495	$69,867,656
Issued as reinvestment of dividends	186,610	2,730,108	348	5,250	27,368	410,790
Redeemed	(1,765,831)	(25,758,018)	(972,229)	(15,398,495)	(764,448)	(11,543,349)

Net increase (decrease)	3,076,812	$45,464,579	663,437	$10,523,975	3,841,415	$58,735,097

Small Cap Value Equity Fund Class R5
Sold	473,708	$7,131,853	621,881	$9,625,448	821,569	$12,258,579
Issued as reinvestment of dividends	243,625	3,566,662	493	7,433	37,367	561,623
Redeemed	(4,034,682)	(59,201,820)	(444,619)	(7,173,194)	(3,910,279)	(59,777,640)

Net increase (decrease)	(3,317,349)	$(48,503,305)	177,755	$2,459,687	(3,051,343)	$(46,957,438)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Service Class
Sold	289,671	$4,586,399	159,554	$2,529,601	68,762	$1,003,370
Issued as reinvestment of dividends	17,628	258,786	17	257	218	3,287
Redeemed	(78,874)	(1,188,006)	(29,412)	(458,254)	(328,514)	(4,936,520)

Net increase (decrease)	228,425	$3,657,179	130,159	$2,071,604	(259,534)	$(3,929,863)

Small Cap Value Equity Fund Administrative Class
Sold	63,978	$982,855	262,360	$4,172,545	46,458	$689,385
Issued as reinvestment of dividends	10,262	150,036	32	482	958	14,370
Redeemed	(183,347)	(2,891,855)	(90,145)	(1,481,585)	(99,293)	(1,479,025)

Net increase (decrease)	(109,107)	$(1,758,964)	172,247	$2,691,442	(51,877)	$(775,270)

Small Cap Value Equity Fund Class A
Sold	223,793	$3,430,864	144,748	$2,296,606	76,932	$1,140,711
Issued as reinvestment of dividends	15,791	230,384	36	541	677	10,138
Redeemed	(133,836)	(1,956,953)	(111,650)	(1,718,016)	(104,823)	(1,547,251)

Net increase (decrease)	105,748	$1,704,295	33,134	$579,131	(27,214)	$(396,402)

Small Cap Value Equity Fund Class R4*
Sold	79,717	$1,243,218	42,404	$654,884	6,664	$100,105
Issued as reinvestment of dividends	2,729	39,618	1	19	25	374
Redeemed	(17,345)	(255,307)	(5,046)	(75,632)	- ++	(4)

Net increase (decrease)	65,101	$1,027,529	37,359	$579,271	6,689	$100,475

Small Cap Value Equity Fund Class R3*
Sold	20,584	$302,236	1,803	$27,225	6,657	$100,002
Issued as reinvestment of dividends	137	1,996	-	-	13	187
Redeemed	(1,682)	(26,264)	(1)	(14)	- ++	(2)

Net increase (decrease)	19,039	$277,968	1,802	$27,211	6,670	$100,187

Small Company Value Fund Class I
Sold	1,908,765	$20,824,044	2,078,209	$29,514,990	1,827,234	$29,756,367
Issued as reinvestment of dividends	2,891,985	29,209,049	145,563	1,951,998	1,438,057	19,910,627
Redeemed	(3,328,874)	(36,510,638)	(1,804,028)	(25,446,725)	(1,754,954)	(28,559,990)

Net increase (decrease)	1,471,876	$13,522,455	419,744	$6,020,263	1,510,337	$21,107,004

Small Company Value Fund Class R5
Sold	854,150	$9,159,892	315,301	$4,489,368	1,017,860	$16,761,642
Issued as reinvestment of dividends	2,704,641	27,452,111	172,009	2,313,519	2,239,865	31,154,942
Redeemed	(3,935,998)	(42,193,058)	(5,066,016)	(70,400,471)	(4,269,944)	(71,440,100)

Net increase (decrease)	(377,207)	$(5,581,055)	(4,578,706)	$(63,597,584)	(1,012,219)	$(23,523,516)

Small Company Value Fund Service Class
Sold	246,503	$2,609,640	107,179	$1,542,459	561,088	$9,174,062
Issued as reinvestment of dividends	388,961	3,932,394	19,572	262,066	411,998	5,708,369
Redeemed	(520,112)	(5,439,410)	(1,436,476)	(20,883,372)	(1,084,179)	(17,628,320)

Net increase (decrease)	115,352	$1,102,624	(1,309,725)	$(19,078,847)	(111,093)	$(2,745,889)

Small Company Value Fund Administrative Class
Sold	199,771	$2,187,363	132,310	$1,860,464	388,906	$6,337,834
Issued as reinvestment of dividends	416,894	4,152,265	22,127	292,735	277,700	3,813,989
Redeemed	(555,490)	(5,826,695)	(480,038)	(6,762,202)	(1,156,543)	(18,669,429)

Net increase (decrease)	61,175	$512,933	(325,601)	$(4,609,003)	(489,937)	$(8,517,606)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Small Company Value Fund Class A
Sold	176,322	$1,859,148	122,838	$1,683,450	195,593	$3,089,638
Issued as reinvestment of dividends	737,719	7,155,864	40,459	523,547	514,007	6,917,804
Redeemed	(888,801)	(9,267,533)	(823,906)	(11,268,655)	(1,301,329)	(20,357,321)

Net increase (decrease)	25,240	$(252,521)	(660,609)	$(9,061,658)	(591,729)	$(10,349,879)

Small Company Value Fund Class R4*
Sold	10,772	$111,338	7	$100	6,153	$100,100
Issued as reinvestment of dividends	358	3,452	- ++	3	1,156	15,463
Redeemed	(1,339)	(14,072)	-	-	-	-

Net increase (decrease)	9,791	$100,718	7	$103	7,309	$115,563

Small Company Value Fund Class R3
Sold	2,448	$26,188	376	$4,896	994	$14,998
Issued as reinvestment of dividends	1,738	15,919	77	952	2,063	26,603
Redeemed	(662)	(8,148)	(1,723)	(23,386)	(9,726)	(135,815)

Net increase (decrease)	3,524	$33,959	(1,270)	$(17,538)	(6,669)	$(94,214)

S&P Mid Cap Index Fund Class I
Sold	4,355,241	$55,642,526	2,935,566	$39,501,935	4,865,632	$62,508,918
Issued as reinvestment of dividends	649,394	7,825,196	39,002	504,686	443,356	5,601,604
Redeemed	(10,625,732)	(137,469,051)	(2,913,115)	(39,562,371)	(1,788,217)	(23,223,691)

Net increase (decrease)	(5,621,097)	$(74,001,329)	61,453	$444,250	3,520,771	$44,886,831

S&P Mid Cap Index Fund Class R5
Sold	940,527	$11,717,874	569,544	$7,719,408	441,605	$5,760,583
Issued as reinvestment of dividends	52,494	631,503	3,138	40,508	16,103	202,481
Redeemed	(323,871)	(4,115,542)	(81,515)	(1,087,624)	(500,577)	(6,440,896)

Net increase (decrease)	669,150	$8,233,835	491,167	$6,672,292	(42,869)	$(477,832)

S&P Mid Cap Index Fund Service Class
Sold	753,305	$9,412,680	586,362	$7,918,925	781,222	$10,189,485
Issued as reinvestment of dividends	66,663	799,955	4,788	61,578	36,382	456,050
Redeemed	(425,022)	(5,460,606)	(210,050)	(2,801,419)	(118,798)	(1,522,099)

Net increase (decrease)	394,946	$4,752,029	381,100	$5,179,084	698,806	$9,123,436

S&P Mid Cap Index Fund Administrative Class**
Sold	1,287,492	$16,228,818	1,083,856	$14,372,468	2,094,656	$27,235,166
Issued - merger	-	-	-	-	820,869	10,498,909
Issued as reinvestment of dividends	220,172	2,642,062	13,911	178,890	121,693	1,529,901
Redeemed	(882,193)	(11,061,621)	(311,026)	(4,128,689)	(772,420)	(9,567,914)

Net increase (decrease)	625,471	$7,809,259	786,741	$10,422,669	2,264,798	$29,696,062

S&P Mid Cap Index Fund Class L**
Sold					129,514	$1,609,378
Issued as reinvestment of dividends					-	-
Redeemed					(91,804)	(1,152,071)
Redemptions-merger					(822,022)	(10,498,909)

Net increase (decrease)					(784,312)	$(10,041,602)

S&P Mid Cap Index Fund Class A
Sold	1,051,985	$13,208,349	769,978	$10,180,874	1,646,529	$21,078,704
Issued as reinvestment of dividends	154,785	1,855,870	9,247	118,641	77,453	974,088
Redeemed	(680,053)	(8,740,095)	(353,348)	(4,691,321)	(243,502)	(3,113,435)

Net increase (decrease)	526,717	$6,324,124	425,877	$5,608,194	1,480,480	$18,939,357

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
S&P Mid Cap Index Fund Class R4*
Sold	1,898,502	$23,804,594	1,246,351	$16,860,722	12,384	$158,744
Issued as reinvestment of dividends	80,755	965,023	3,827	49,106	345	4,339
Redeemed	(359,416)	(4,489,371)	(123,115)	(1,605,103)	(2,583)	(34,357)

Net increase (decrease)	1,619,841	$20,280,246	1,127,063	$15,304,725	10,146	$128,726

S&P Mid Cap Index Fund Class R3*
Sold	2,000,894	$25,110,269	735,854	$9,839,400	10,583	$134,566
Issued as reinvestment of dividends	59,452	709,852	2,043	26,172	286	3,594
Redeemed	(230,580)	(2,868,456)	(38,042)	(500,045)	- ++	(2)

Net increase (decrease)	1,829,766	$22,951,665	699,855	$9,365,527	10,869	$138,158

Russell 2000 Small Cap Index Fund Class I
Sold	3,624,240	$41,475,122	10,926,433	$136,230,106	2,967,260	$38,418,209
Issued as reinvestment of dividends	593,889	6,663,435	8,227	97,899	918,237	10,863,772
Redeemed	(10,502,299)	(124,332,126)	(2,482,938)	(30,933,432)	(2,824,660)	(36,721,735)

Net increase (decrease)	(6,284,170)	$(76,193,569)	8,451,722	$105,394,573	1,060,837	$12,560,246

Russell 2000 Small Cap Index Fund Class R5
Sold	610,101	$6,895,801	399,539	$4,997,416	301,116	$3,811,858
Issued as reinvestment of dividends	27,481	308,615	357	4,253	40,875	484,081
Redeemed	(125,306)	(1,435,553)	(50,177)	(616,230)	(978,898)	(12,841,630)

Net increase (decrease)	512,276	$5,768,863	349,719	$4,385,439	(636,907)	$(8,545,691)

Russell 2000 Small Cap Index Fund Service Class
Sold	657,605	$7,374,314	308,891	$3,868,147	566,910	$7,179,345
Issued as reinvestment of dividends	23,914	266,876	375	4,433	58,611	685,886
Redeemed	(335,666)	(3,954,820)	(119,466)	(1,485,252)	(167,405)	(2,118,634)

Net increase (decrease)	345,853	$3,686,370	189,800	$2,387,328	458,116	$5,746,597

Russell 2000 Small Cap Index Fund Administrative Class**
Sold	1,207,392	$13,569,152	875,273	$10,771,918	1,165,732	$15,049,179
Issued - merger	-	-	-	-	568,246	7,694,053
Issued as reinvestment of dividends	100,484	1,124,417	1,427	16,884	237,105	2,801,944
Redeemed	(543,599)	(6,185,521)	(222,220)	(2,752,787)	(438,195)	(5,450,508)

Net increase (decrease)	764,277	$8,508,048	654,480	$8,036,015	1,532,888	$20,094,668

Russell 2000 Small Cap Index Fund Class L**
Sold					151,470	$1,967,808
Issued as reinvestment of dividends					-	-
Redeemed					(18,994)	(252,140)
Redemptions-merger					(570,377)	(7,694,053)

Net increase (decrease)					(437,901)	$(5,978,385)

Russell 2000 Small Cap Index Fund Class A
Sold	524,544	$5,968,111	349,772	$4,289,946	971,480	$12,592,987
Issued as reinvestment of dividends	42,335	472,035	670	7,896	135,865	1,596,280
Redeemed	(270,190)	(3,111,451)	(315,025)	(3,780,749)	(267,863)	(3,451,001)

Net increase (decrease)	296,689	$3,328,695	35,417	$517,093	839,482	$10,738,266

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Russell 2000 Small Cap Index Fund Class R4*
Sold	1,755,046	$19,748,897	862,576	$10,801,317	12,594	$164,043
Issued as reinvestment of dividends	43,772	486,743	398	4,695	1,212	14,257
Redeemed	(289,254)	(3,272,811)	(36,747)	(456,095)	(1,405)	(18,223)

Net increase (decrease)	1,509,564	$16,962,829	826,227	$10,349,917	12,401	$160,077

Russell 2000 Small Cap Index Fund Class R3*
Sold	1,413,714	$16,004,347	525,869	$6,481,367	10,426	$135,368
Issued as reinvestment of dividends	29,679	329,730	217	2,558	951	11,206
Redeemed	(184,010)	(2,073,417)	(10,948)	(133,305)	- ++	(2)

Net increase (decrease)	1,259,383	$14,260,660	515,138	$6,350,620	11,377	$146,572

Mid Cap Growth Equity II Fund Class I
Sold	49,383,910	$910,970,892	22,870,090	$449,566,700	7,485,967	$143,812,519
Issued as reinvestment of dividends	4,524,359	81,664,689	267,844	5,244,373	2,417,129	43,786,734
Redeemed	(10,371,505)	(188,862,127)	(3,200,740)	(63,563,277)	(2,482,100)	(47,728,838)

Net increase (decrease)	43,536,764	$803,773,454	19,937,194	$391,247,796	7,420,996	$139,870,415

Mid Cap Growth Equity II Fund Class R5
Sold	18,173,123	$331,978,269	9,397,357	$186,314,944	5,660,180	$109,032,215
Issued as reinvestment of dividends	3,079,294	55,211,743	258,903	5,040,837	3,765,351	67,957,371
Redeemed	(12,215,414)	(218,996,661)	(11,231,122)	(217,495,085)	(4,439,917)	(84,355,158)

Net increase (decrease)	9,037,003	$168,193,351	(1,574,862)	$(26,139,304)	4,985,614	$92,634,428

Mid Cap Growth Equity II Fund Service Class
Sold	4,042,867	$73,640,921	2,092,413	$40,643,117	1,932,089	$36,118,849
Issued as reinvestment of dividends	1,180,675	20,768,068	97,757	1,870,084	1,425,010	25,305,083
Redeemed	(5,669,807)	(100,713,680)	(2,493,491)	(48,613,948)	(4,810,810)	(90,597,474)

Net increase (decrease)	(446,265)	$(6,304,691)	(303,321)	$(6,100,747)	(1,453,711)	$(29,173,542)

Mid Cap Growth Equity II Fund Administrative Class
Sold	2,899,172	$49,335,238	2,453,587	$46,040,687	2,414,538	$44,334,771
Issued as reinvestment of dividends	1,779,900	30,187,112	158,882	2,940,916	2,325,776	40,024,588
Redeemed	(6,338,164)	(109,212,665)	(2,627,863)	(48,810,736)	(5,847,490)	(107,224,067)

Net increase (decrease)	(1,659,092)	$(29,690,315)	(15,394)	$170,867	(1,107,176)	$(22,864,708)

Mid Cap Growth Equity II Fund Class A
Sold	1,998,535	$32,625,483	1,580,281	$27,895,467	1,246,539	$21,682,463
Issued as reinvestment of dividends	1,701,476	27,155,552	149,203	2,612,544	2,235,160	36,490,476
Redeemed	(4,338,691)	(70,001,122)	(2,668,071)	(47,189,051)	(4,064,481)	(70,792,839)

Net increase (decrease)	(638,680)	$(10,220,087)	(938,587)	$(16,681,040)	(582,782)	$(12,619,900)

Mid Cap Growth Equity II Fund Class R4*
Sold	2,958,640	$48,085,568	528,765	$9,376,715	153,205	$2,820,147
Issued as reinvestment of dividends	103,228	1,651,643	3,882	68,126	17,280	278,894
Redeemed	(540,982)	(8,810,057)	(21,456)	(383,244)	(70)	(1,205)

Net increase (decrease)	2,520,886	$40,927,154	511,191	$9,061,597	170,415	$3,097,836

Mid Cap Growth Equity II Fund Class R3
Sold	807,955	$12,316,910	199,962	$3,349,409	45,787	$767,482
Issued as reinvestment of dividends	41,802	625,777	2,134	35,278	20,573	317,456
Redeemed	(262,967)	(4,061,077)	(53,575)	(904,171)	(40,501)	(660,997)

Net increase (decrease)	586,790	$8,881,610	148,521	$2,480,516	25,859	$423,941

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class I
Sold	6,619,365	$80,155,091	5,694,232	$94,768,636	18,600,163	$362,383,605
Issued as reinvestment of dividends	4,007,138	49,247,720	484,385	7,939,063	6,094,282	97,729,693
Redeemed	(5,091,392)	(63,993,740)	(22,533,939)	(346,916,531)	(5,180,570)	(96,976,985)

Net increase (decrease)	5,535,111	$65,409,071	(16,355,322)	$(244,208,832)	19,513,875	$363,136,313

Small Cap Growth Equity Fund Class R5
Sold	470,983	$5,959,392	915,285	$15,583,546	1,776,976	$33,356,696
Issued as reinvestment of dividends	2,681,713	32,663,269	174,189	2,835,799	2,517,284	40,227,761
Redeemed	(5,113,794)	(64,112,395)	(2,946,070)	(47,977,992)	(21,553,594)	(416,183,600)

Net increase (decrease)	(1,961,098)	$(25,489,734)	(1,856,596)	$(29,558,647)	(17,259,334)	$(342,599,143)

Small Cap Growth Equity Fund Service Class
Sold	912,807	$12,049,219	467,122	$7,583,034	717,979	$13,192,895
Issued as reinvestment of dividends	765,507	8,902,844	37,218	584,319	503,951	7,757,014
Redeemed	(1,191,270)	(14,073,892)	(544,335)	(8,896,268)	(2,877,813)	(53,697,974)

Net increase (decrease)	487,044	$6,878,171	(39,995)	$(728,915)	(1,655,883)	$(32,748,065)

Small Cap Growth Equity Fund Administrative Class
Sold	295,651	$3,435,994	714,691	$11,038,789	189,985	$3,317,177
Issued as reinvestment of dividends	643,562	7,098,493	35,370	533,026	422,009	6,266,247
Redeemed	(820,251)	(9,716,299)	(350,459)	(5,462,429)	(1,005,524)	(17,751,888)

Net increase (decrease)	118,962	$818,188	399,602	$6,109,386	(393,530)	$(8,168,464)

Small Cap Growth Equity Fund Class A
Sold	278,604	$2,905,950	317,818	$4,676,322	380,419	$6,352,602
Issued as reinvestment of dividends	1,088,692	10,919,581	59,663	836,480	885,377	12,281,354
Redeemed	(1,138,884)	(11,769,017)	(826,877)	(12,027,480)	(1,495,640)	(24,866,641)

Net increase (decrease)	228,412	$2,056,514	(449,396)	$(6,514,678)	(229,844)	$(6,232,685)

Small Cap Growth Equity Fund Class R4*
Sold	163,608	$1,681,826	28,289	$412,074	5,847	$100,100
Issued as reinvestment of dividends	15,613	157,063	319	4,478	1,584	21,949
Redeemed	(45,671)	(443,199)	(2,317)	(34,587)	-	-

Net increase (decrease)	133,550	$1,395,690	26,291	$381,965	7,431	$122,049

Small Cap Growth Equity Fund Class R3
Sold	125,369	$1,178,785	24,568	$331,054	1,621	$25,446
Issued as reinvestment of dividends	13,192	119,521	428	5,562	3,454	44,504
Redeemed	(33,756)	(303,619)	(6,745)	(91,932)	(32,702)	(489,967)

Net increase (decrease)	104,805	$994,687	18,251	$244,684	(27,627)	$(420,017)

Diversified International Fund Class I*
Sold	3,745,109	$23,601,885	3,408,389	$23,495,197	10,117,351	$76,763,289
Issued as reinvestment of dividends	14,450	92,480	-	-	350,251	2,280,133
Redeemed	(7,936,334)	(50,683,179)	(2,236,694)	(15,657,489)	(1,372,315)	(10,245,288)

Net increase (decrease)	(4,176,775)	$(26,988,814)	1,171,695	$7,837,708	9,095,287	$68,798,134

Diversified International Fund Class R5
Sold	-	$-	271,215	$1,866,132	3,936,704	$29,540,167
Issued as reinvestment of dividends	-	-	-	-	615,418	4,012,527
Redeemed	(1,821)	(11,654)	(16,841,768)	(113,678,010)	(9,053,603)	(68,745,202)

Net increase (decrease)	(1,821)	$(11,654)	(16,570,553)	$(111,811,878)	(4,501,481)	$(35,192,508)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Diversified International Fund Service Class
Sold	6,855	$45,639	626	$4,489	8,313	$66,686
Issued as reinvestment of dividends	-	-	-	-	765	5,112
Redeemed	(4,320)	(28,373)	(157)	(1,165)	(24)	(180)

Net increase (decrease)	2,535	$17,266	469	$3,324	9,054	$71,618

Diversified International Fund Administrative Class
Sold	8,411	$53,822	317	$2,301	11,852	$96,150
Issued as reinvestment of dividends	-	-	-	-	44	301
Redeemed	(518)	(3,335)	(229)	(1,621)	(646)	(4,881)

Net increase (decrease)	7,893	$50,487	88	$680	11,250	$91,570

Diversified International Fund Class A
Sold	13,524	$86,771	51,037	$367,809	13,061	$97,847
Issued as reinvestment of dividends	-	-	-	-	1,887	12,303
Redeemed	(61,730)	(388,612)	(23,446)	(168,813)	(53,186)	(406,925)

Net increase (decrease)	(48,206)	$(301,841)	27,591	$198,996	(38,238)	$(296,775)

Diversified International Fund Class R4*
Sold	181,733	$1,143,459	14	$100	13,294	$100,100
Issued as reinvestment of dividends	44	280	-	-	482	3,132
Redeemed	(20,496)	(125,810)	-	-	-	-

Net increase (decrease)	161,281	$1,017,929	14	$100	13,776	$103,232

Diversified International Fund Class R3*
Sold	25,400	$168,030	2,057	$14,978	13,280	$100,000
Issued as reinvestment of dividends	-	-	-	-	453	2,942
Redeemed	(10,262)	(68,386)	(3)	(22)	-	-

Net increase (decrease)	15,138	$99,644	2,054	$14,956	13,733	$102,942

MSCI EAFE International Index Fund Class I
Sold	7,534,443	$88,368,254	10,728,512	$138,432,347	6,137,910	$83,299,937
Issued as reinvestment of dividends	645,375	7,499,263	-	-	748,888	8,948,685
Redeemed	(24,221,752)	(286,312,734)	(4,417,329)	(57,220,809)	(3,019,024)	(41,065,429)

Net increase (decrease)	(16,041,934)	$(190,445,217)	6,311,183	$81,211,538	3,867,774	$51,183,193

MSCI EAFE International Index Fund Class R5
Sold	1,499,240	$17,823,032	1,089,373	$14,214,058	136,413	$1,803,724
Issued as reinvestment of dividends	57,837	672,645	-	-	12,304	147,160
Redeemed	(265,410)	(3,031,095)	(50,846)	(649,345)	(588,452)	(8,140,940)

Net increase (decrease)	1,291,667	$15,464,582	1,038,527	$13,564,713	(439,735)	$(6,190,056)

MSCI EAFE International Index Fund Service Class
Sold	499,934	$5,671,657	891,543	$11,118,291	546,496	$7,307,099
Issued as reinvestment of dividends	29,796	345,628	-	-	21,714	258,846
Redeemed	(407,232)	(4,697,410)	(103,262)	(1,317,888)	(105,069)	(1,341,693)

Net increase (decrease)	122,498	$1,319,875	788,281	$9,800,403	463,141	$6,224,252

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Administrative Class**
Sold	1,419,181	$16,239,900	1,488,123	$18,855,446	1,337,462	$17,873,859
Issued - merger	-	-	-	-	227,690	2,996,406
Issued as reinvestment of dividends	71,276	826,087	-	-	73,835	879,118
Redeemed	(1,045,037)	(12,162,835)	(497,686)	(6,056,971)	(108,573)	(1,461,352)

Net increase (decrease)	445,420	$4,903,152	990,437	$12,798,475	1,530,414	$20,288,031

MSCI EAFE International Index Fund Class L**
Sold					107,602	$1,427,946
Issued as reinvestment of dividends					-	-
Redeemed					(27,237)	(367,232)
Redemptions-merger					(228,251)	(2,996,406)

Net increase (decrease)					(147,886)	$(1,935,692)

MSCI EAFE International Index Fund Class A
Sold	373,294	$4,404,938	589,614	$7,370,253	375,870	$5,008,578
Issued as reinvestment of dividends	23,302	269,821	-	-	21,587	257,338
Redeemed	(365,641)	(4,274,831)	(92,182)	(1,158,952)	(43,701)	(574,162)

Net increase (decrease)	30,955	$399,928	497,432	$6,211,301	353,756	$4,691,754

MSCI EAFE International Index Fund Class R4*
Sold	1,788,872	$20,582,139	592,872	$7,604,131	11,695	$156,499
Issued as reinvestment of dividends	23,481	270,735	-	-	400	4,774
Redeemed	(221,831)	(2,565,825)	(26,405)	(338,723)	(507)	(6,715)

Net increase (decrease)	1,590,522	$18,287,049	566,467	$7,265,408	11,588	$154,558

MSCI EAFE International Index Fund Class R3*
Sold	1,749,342	$20,220,760	441,928	$5,619,760	7,698	$103,687
Issued as reinvestment of dividends	22,246	256,489	-	-	286	3,406
Redeemed	(126,900)	(1,466,873)	(15,392)	(199,291)	- ++	(2)

Net increase (decrease)	1,644,688	$19,010,376	426,536	$5,420,469	7,984	$107,091

Overseas Fund Class I
Sold	15,269,237	$116,388,130	14,310,248	$124,851,103	11,391,326	$101,207,044
Issued as reinvestment of dividends	656,753	5,063,565	908,412	7,349,048	782,746	6,888,163
Redeemed	(12,078,896)	(92,796,786)	(14,187,706)	(124,544,318)	(5,294,345)	(47,210,956)

Net increase (decrease)	3,847,094	$28,654,909	1,030,954	$7,655,833	6,879,727	$60,884,251

Overseas Fund Class R5
Sold	2,343,020	$18,067,799	3,205,164	$28,099,685	3,882,765	$34,644,976
Issued as reinvestment of dividends	317,415	2,456,793	506,053	4,104,090	393,545	3,471,069
Redeemed	(6,082,350)	(46,165,179)	(2,504,755)	(21,279,183)	(5,611,673)	(50,399,568)

Net increase (decrease)	(3,421,915)	$(25,640,587)	1,206,462	$10,924,592	(1,335,363)	$(12,283,523)

Overseas Fund Service Class
Sold	859,650	$6,535,356	1,227,331	$10,645,908	1,902,013	$16,855,265
Issued as reinvestment of dividends	140,630	1,082,851	226,681	1,829,317	168,068	1,475,642
Redeemed	(2,185,000)	(16,605,132)	(596,028)	(5,132,518)	(2,129,470)	(18,580,250)

Net increase (decrease)	(1,184,720)	$(8,986,925)	857,984	$7,342,707	(59,389)	$(249,343)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Overseas Fund Administrative Class
Sold	1,168,459	$8,803,196	1,562,529	$13,713,454	1,255,809	$11,274,836
Issued as reinvestment of dividends	60,989	473,888	105,047	852,982	70,539	624,275
Redeemed	(1,146,777)	(8,818,186)	(616,265)	(5,278,872)	(661,936)	(5,917,512)

Net increase (decrease)	82,671	$458,898	1,051,311	$9,287,564	664,412	$5,981,599

Overseas Fund Class A
Sold	1,233,779	$9,115,292	1,255,112	$10,752,876	1,918,732	$16,599,357
Issued as reinvestment of dividends	81,573	620,770	152,686	1,213,854	127,572	1,104,770
Redeemed	(1,474,233)	(11,054,883)	(1,141,148)	(9,723,344)	(1,340,652)	(11,754,657)

Net increase (decrease)	(158,881)	$(1,318,821)	266,650	$2,243,386	705,652	$5,949,470

Overseas Fund Class R4*
Sold	519,411	$3,734,361	472,293	$3,858,572	11,376	$100,105
Issued as reinvestment of dividends	6,873	51,550	5,817	45,724	279	2,404
Redeemed	(112,376)	(826,736)	(31,402)	(252,934)	- ++	(4)

Net increase (decrease)	413,908	$2,959,175	446,708	$3,651,362	11,655	$102,505

Overseas Fund Class R3
Sold	124,989	$920,307	159,151	$1,367,031	12,261	$102,463
Issued as reinvestment of dividends	2,243	16,976	3,458	27,413	-	-
Redeemed	(45,134)	(334,723)	(17,936)	(158,188)	(73,386)	(639,471)

Net increase (decrease)	82,098	$602,560	144,673	$1,236,256	(61,125)	$(537,008)

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.
+	For the period January 1, 2015 through September 30, 2015.
++	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2016, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2016, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$1,111,391,344	$16,775,455	$(6,197,451)	$10,578,004
Strategic Bond Fund	342,879,884	11,448,204	(4,903,470)	6,544,734
Diversified Value Fund	296,179,102	47,225,548	(6,874,725)	40,350,823
Fundamental Value Fund	1,002,931,860	306,441,328	(49,170,423)	257,270,905
Large Cap Value Fund	184,316,977	19,136,193	(17,838,414)	1,297,779

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
S&P 500 Index® Fund	$2,301,642,101	$1,418,481,277	$(62,645,799)	$1,355,835,478
Focused Value Fund	643,435,755	114,075,037	(17,458,726)	96,616,311
Fundamental Growth Fund	104,844,120	14,836,428	(1,724,291)	13,112,137
Blue Chip Growth Fund	1,228,990,434	367,561,604	(34,653,398)	332,908,206
Growth Opportunities Fund	743,658,159	212,566,076	(26,382,053)	186,184,023
Mid-Cap Value Fund	114,066,462	7,900,616	(2,895,306)	5,005,310
Small Cap Value Equity Fund	164,437,407	41,993,252	(9,695,365)	32,297,887
Small Company Value Fund	268,586,985	42,089,639	(9,028,979)	33,060,660
S&P Mid Cap Index Fund	282,602,373	28,177,691	(16,030,595)	12,147,096
Russell 2000 Small Cap Index Fund	265,103,091	27,939,676	(21,506,614)	6,433,062
Mid Cap Growth Equity II Fund	2,982,839,259	627,983,923	(38,197,783)	589,786,140
Small Cap Growth Equity Fund	517,068,192	63,524,410	(20,645,417)	42,878,993
Diversified International Fund	41,254,680	1,689,766	(1,652,805)	36,961
MSCI EAFE International Index Fund	256,356,757	13,104,520	(25,140,465)	(12,035,945)
Overseas Fund	677,614,435	44,334,139	(50,928,928)	(6,594,789)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2016, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2017	Expiring 2018
Strategic Bond Fund	$908,193	$-
Diversified International Fund	62,822,946	511,296
Overseas Fund	34,687,306	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At September 30, 2016, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Small Cap Growth Equity Fund	$29,993,687	$-
Diversified International Fund	5,933,403	4,986,664
Overseas Fund	9,167,688	6,250,815

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2016, post-October capital losses:

Post-October Loss

Mid-Cap Value Fund	$877,083

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2016, late year ordinary losses:

Amount
Growth Opportunities Fund	$1,992,680
Small Cap Growth Equity Fund	579,637

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$29,488,312	$1,042,786	$-
Strategic Bond Fund	7,802,659	-	-
Diversified Value Fund	4,692,444	-	-
Fundamental Value Fund	29,591,681	131,262,043	-
Large Cap Value Fund	7,972,411	25,017,422	-
S&P 500 Index® Fund	65,794,815	66,570,525	-
Focused Value Fund	16,284,630	119,808,997	-
Fundamental Growth Fund	1,126,659	14,048,954	-
Blue Chip Growth Fund	21,224,134	221,601,768	-
Growth Opportunities Fund	-	110,424,886	-
Mid-Cap Value Fund	1,977,892	14,032,971	-
Small Cap Value Equity Fund	906,686	6,078,110	-
Small Company Value Fund	1,621,186	70,322,052	-
S&P Mid Cap Index Fund	4,950,383	10,489,519	-
Russell 2000 Small Cap Index Fund	4,309,399	5,349,070	-
Mid Cap Growth Equity II Fund	8,107,780	209,287,226	-
Small Cap Growth Equity Fund	767,123	108,210,213	154,727
Diversified International Fund	92,806	-	-
MSCI EAFE International Index Fund	9,425,297	719,575	-
Overseas Fund	9,767,695	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$1,318,713	$-	$-
Strategic Bond Fund	72,594	-	-
Diversified Value Fund	1,079,882	-	-
Fundamental Value Fund	-	40,137,427	-
Large Cap Value Fund	60,051	2,137,204	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
S&P 500 Index Fund	$135,517	$9,788,907	$-
Focused Value Fund	-	10,679,655	-
Fundamental Growth Fund	-	495,629	-
Blue Chip Growth Fund	-	12,714,695	-
Growth Opportunities Fund	-	25,572,687	-
Mid-Cap Value Fund	-	1,615,963	-
Small Cap Value Equity Fund	13,999	-	-
Small Company Value Fund	-	5,346,329	-
S&P Mid Cap Index Fund	129,048	851,278	-
Russell 2000 Small Cap Index Fund	16,452	122,272	-
Mid Cap Growth Equity II Fund	-	17,813,262	-
Small Cap Growth Equity Fund	-	12,740,502	-
Overseas Fund	15,424,845	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2016:

Amount
Diversified International Fund	$129,560
MSCI EAFE International Index Fund	732,441
Overseas Fund	1,120,254

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2016, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$29,552,167	$7,729,193	$(213,122)	$10,618,573
Strategic Bond Fund	5,741,973	(908,193)	(43,116)	5,518,437
Diversified Value Fund	6,116,975	14,119,426	(76,870)	40,350,823
Fundamental Value Fund	19,025,385	89,228,915	(257,997)	257,261,029
Large Cap Value Fund	3,364,156	8,861,962	(149,715)	1,292,274
S&P 500 Index® Fund	56,823,670	143,566,031	(534,355)	1,355,835,477
Focused Value Fund	11,971,910	2,280,974	(159,811)	96,616,311
Fundamental Growth Fund	597,289	12,436,492	(18,781)	13,112,137
Blue Chip Growth Fund	-	62,016,891	(211,956)	332,908,360
Growth Opportunities Fund	-	55,192,292	(2,120,928)	186,184,023
Mid-Cap Value Fund	2,984,998	-	(905,271)	5,005,383
Small Cap Value Equity Fund	1,280,457	10,007,110	(26,129)	32,297,874
Small Company Value Fund	2,282,880	194,374	(103,719)	33,060,660
S&P Mid Cap Index Fund	4,078,120	26,630,477	(20,287)	12,147,096
Russell 2000 Small Cap Index Fund	3,807,795	15,286,437	(16,289)	6,434,917
Mid Cap Growth Equity II Fund	3,423,771	134,984,194	(354,676)	589,786,303

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Small Cap Growth Equity Fund	$-	$(29,993,687)	$(731,869)	$42,876,376
Diversified International Fund	2,289,085	(74,254,309)	(28,508)	22,564
MSCI EAFE International Index Fund	11,810,502	4,355,325	(26,469)	(12,018,458)
Overseas Fund	13,171,210	(50,105,809)	(142,731)	(6,520,440)

During the year ended September 30, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$90	$(2,553,500)	$2,553,410
Strategic Bond Fund	11	97,628	(97,639)
Diversified Value Fund	18	60,881	(60,899)
Fundamental Value Fund	74	1,881,019	(1,881,093)
Large Cap Value Fund	23	129,133	(129,156)
S&P 500 Index® Fund	3,987,871	(8,985,821)	4,997,950
Focused Value Fund	44	-	(44)
Fundamental Growth Fund	282,875	(251,777)	(31,098)
Blue Chip Growth Fund	63	(2,689,636)	2,689,573
Growth Opportunities Fund	(550,614)	-	550,614
Mid-Cap Value Fund	8	62,969	(62,977)
Small Cap Value Equity Fund	8	62,211	(62,219)
Small Company Value Fund	25	138,438	(138,463)
S&P Mid Cap Index Fund	9	23,085	(23,094)
Russell 2000 Small Cap Index Fund	4	21,737	(21,741)
Mid Cap Growth Equity II Fund	102	(2,690,234)	2,690,132
Small Cap Growth Equity Fund	60,411	(214,091)	153,680
Diversified International Fund	(10,172,261)	9,586,713	585,548
MSCI EAFE International Index Fund	11	(1,004,726)	1,004,715
Overseas Fund	33	(1,352,118)	1,352,085

The Funds did not have any unrecognized tax benefits at September 30, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500® Index Fund, MassMutual Select Focused Value Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Diversified International Fund, MM MSCI EAFE® International Index Fund, and MassMutual Select Overseas Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended September 30, 2016, the nine months ended September 30, 2015, and the year ended December 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for the year ended September 30, 2016, the nine months ended September 30, 2015, and the year ended December 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2016

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC.	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2003	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 61	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), MassMutual International LLC.	94	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (2013-2016), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016) and portfolio manager (since 2014), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).	94

Renee Hitchcock Age: 45	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	94

Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				94

Eric H. Wietsma Age: 50	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 45	Vice President	Since 2016	Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as an employee of MassMutual.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2016, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	9.05%
Fundamental Value Fund	21.50%
Large Cap Value Fund	85.07%
S&P 500 Index® Fund	100.00%
Focused Value Fund	100.00%
Fundamental Growth Fund	100.00%
Blue Chip Growth Fund	64.42%
Mid-Cap Value Fund	93.20%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	100.00%
S&P Mid Cap Index Fund	61.48%
Russell 2000 Small Cap Index Fund	42.87%
Mid Cap Growth Equity II Fund	100.00%
Small Cap Growth Equity Fund	33.35%
Overseas Fund	1.02%

For the year ended September 30, 2016, the following Fund(s) earned the following foreign sources of income:

Amount
Diversified International Fund	$1,833,191
MSCI EAFE International Index Fund	11,609,588
Overseas Fund	14,566,920

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2016:

Qualified Dividend Income
Diversified Value Fund	$8,790,270
Fundamental Value Fund	34,718,618
Large Cap Value Fund	5,938,823
S&P 500 Index® Fund	75,291,566
Focused Value Fund	17,356,029
Fundamental Growth Fund	2,008,158
Blue Chip Growth Fund	14,862,588
Growth Opportunities Fund	4,531,978
Mid-Cap Value Fund	1,989,168
Small Cap Value Equity Fund	2,197,030
Small Company Value Fund	3,303,621
S&P Mid Cap Index Fund	3,726,924
Russell 2000 Small Cap Index Fund	2,485,386
Mid Cap Growth Equity II Fund	19,914,847
Small Cap Growth Equity Fund	2,444,724
Diversified International Fund	1,746,465
MSCI EAFE International Index Fund	10,674,275
Overseas Fund	13,844,678

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2016, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, Large Cap Value Fund, S&P 500 Index Fund, Focused Value Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its

Other Information (Unaudited) (Continued)

teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2015. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of eight of the Funds, total net expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the MSCI EAFE International Index Fund, S&P 500 Index Fund, Blue Chip Growth Fund, Diversified Value Fund, Fundamental Growth Fund, Fundamental Value Fund, Mid Cap Growth Equity II Fund, and Small Cap Value Equity Fund. The Committee also considered that the S&P Mid Cap Index Fund and Mid-Cap Value Fund each had total net expenses in the first or second quartile, and had performance that improved from the three-year period to the one-year period from the third comparative quartile to the first or second quartile. The Committee determined that further inquiry was not required in light of the improvement in each Fund’s performance.

The Committee considered information regarding the Funds that had achieved favorable investment performance in recent periods compared to their performance categories, but that had experienced relatively high total net expense ratios:

•	Growth Opportunities Fund – The Committee considered that the Fund had experienced seven (2009-2015) straight years of performance in the top half of its performance category. The Committee noted that the Fund’s total net expense ratio, which was in the third quartile (54th percentile), is only 1 basis point above the peer group median, and that its advisory fee is in line with the peer group median. The Committee noted that the Fund is on Under Review status due to a manager change at one of the Fund’s two subadvisers.

•	Strategic Bond Fund – The Committee considered MML Advisers’ statements that although the Fund’s total net expense ratio was in the third quartile (69th percentile), it was only 4 basis points above the Fund’s peer group median. The Committee also considered that the Fund has delivered quite favorable long-term investment performance and that its advisory fee was only 1 basis point below the peer group median. MML Advisers noted that the Fund’s one- and three-year performance rankings were in the second and first comparative quartiles, respectively (27th and 21st percentiles, respectively).

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers. The Committee considered that each of the Funds had relatively favorable total net expenses, first or second quartile, but had achieved unfavorable relative performance.

•	Russell 2000 Small Cap Index Fund – The Committee noted that the performance for the one- and three-year periods ranked in the third quartile (60th and 73rd percentiles, respectively). The Committee considered MML Advisers’ statements that the Fund’s performance category includes some very low-cost index funds (which can affect relative performance significantly) and funds with slightly different benchmarks. The Committee considered MML Advisers’ statement that the Fund provides investors a relatively low-cost index-based option, and that the Fund’s total net expenses are in the first comparative quartile (25th percentile).

•	Diversified International Fund – The Committee considered that, although the Fund experienced fourth-quartile comparative performance for the three-year period (88th percentile), its performance has improved to the third quartile (58th percentile) for the one-year period. The Committee also noted that the Fund’s total net expenses were in the second quartile (47th percentile). The Trustees considered MML Advisers’ statement that, although the Fund is on Under Review status due to performance. MML Advisers continues to believe the subadviser has the ability to deliver excess returns over time.

•	Focused Value Fund – The Committee noted that the Fund’s total net expense ratio was in the second comparative quartile (50th percentile), and the Fund has achieved three-year performance in the third quartile (73rd percentile) and one-year performance in the fourth quartile (98th percentile). The Committee considered MML Advisers’ statements that the Fund has performed well over the long-term and the ten-year ranking remains in the top decile, although MML Advisers has placed the Fund on Under Review status due to its recent underperformance. The Committee noted MML Advisers’ statement that the strategy has periodically underperformed in the past but has rebounded significantly following periods of underperformance.

Other Information (Unaudited) (Continued)

•	Large Cap Value Fund – The Committee considered that total net expenses are in the first quartile (25th percentile). The Committee noted that the Fund had experienced fourth quartile comparative performance for the three-year period (81st percentile), but had experienced second quartile comparative performance for the one-year period (46th percentile). The Committee noted MML Advisers’ statement that three-year underperformance was due principally to performance of a legacy subadviser and to the significant underperformance of one of the Fund’s current subadvisers in 2014. The Committee considered the improvement in that subadviser’s performance in 2015, and MML Advisers’ continued confidence in both that subadviser and the combination of the Fund’s current subadvisers.

•	Small Cap Growth Equity Fund – The Committee considered that the Fund’s total net expense ratio was in the second comparative quartile (44th percentile). The Committee noted that, although the Fund had achieved third quartile performance (68th percentile) for the one-year period due to underperformance by all three of the Fund’s subadvisers, the Fund had achieved first quartile performance (23rd percentile) for the three-year period and second quartile performance for the five-year period.

•	Total Return Bond Fund – The Committee noted that, although the Fund’s performance over the three-year period has been in the fourth quartile (79th percentile), performance for the one-year period has been in the second quartile (39th percentile). The Committee also noted that total net expenses were in the first quartile (7th percentile). MML Advisers noted that Metropolitan West Management, LLC (“MetWest”) had replaced Pacific Investment Management Company, LLC as the subadviser to the Fund in October 2014, and that MetWest had met performance expectations in 2015. The Committee asked that the MML Advisers consider incorporating the current advisory fee waiver into the advisory fee. In response to the Committee’s request, MML Advisers agreed to amend the Fund’s advisory agreement, effective June 1, 2016, to incorporate the current advisory fee waiver into the advisory fee.

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers, and that had total net expenses in the third or fourth comparative quartiles.

•	Overseas Fund – The Committee considered that the Fund’s underperformance in the 2014 – 2015 period caused its performance in the three-year period to fall into the third quartile (63rd percentile). MML Advisers noted that the Fund has multiple subadvisers and that different subadvisers underperformed in each of the last two years. The Committee considered MML Advisers’ view that the Fund has produced attractive long-term performance, and that MML Advisers has confidence in each of the Fund’s subadvisers and in the combination of the Fund’s subadvisers. The Committee considered that the Fund’s total net expenses are in the third quartile (64th percentile), although the Fund’s advisory fee is at the peer group median. The Committee noted that the advisory fee had been lowered in 2014.

•	Select Small Company Value Fund – The Committee considered that the Fund experienced third-quartile comparative performance in the one- and three-year periods (75th percentile for both). The Committee considered MML Advisers’ statements that the Fund has been categorized as a small-cap blend fund, although it is intended to be managed as a small cap value fund; that a value-oriented fund will underperform a “blend” fund in current and recent market conditions; that MML Advisers has taken steps to cause the Fund’s value orientation to be recognized by Morningstar; and that the Fund’s relative performance should improve when its performance is compared to a small-cap value peer group (which should commence in 2016). The Committee noted that the Fund’s total net expenses were in the third comparative quartile (54th percentile), although expenses were in line with the peer group median and only 1 basis point above the broader category median. The Committee noted that the Fund has been placed in Under Review status.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2016:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.34%	$1,029.60	$1.73	$1,023.30	$1.72
Class R5	1,000	0.44%	1,029.70	2.23	1,022.80	2.23
Service Class	1,000	0.54%	1,028.60	2.74	1,022.30	2.73
Administrative Class	1,000	0.64%	1,028.80	3.25	1,021.80	3.23
Class A	1,000	0.89%	1,026.70	4.51	1,020.60	4.50
Class R4	1,000	0.79%	1,027.60	4.00	1,021.10	3.99
Class R3	1,000	1.04%	1,026.80	5.27	1,019.80	5.25
Strategic Bond Fund
Class I	1,000	0.48%	1,046.10	2.46	1,022.60	2.43
Class R5	1,000	0.58%	1,045.10	2.97	1,022.10	2.93
Service Class	1,000	0.68%	1,045.10	3.48	1,021.60	3.44
Administrative Class	1,000	0.78%	1,044.20	3.99	1,021.10	3.94
Class A	1,000	1.03%	1,043.30	5.26	1,019.90	5.20
Class R4	1,000	0.93%	1,044.40	4.75	1,020.40	4.70
Class R3	1,000	1.18%	1,042.70	6.03	1,019.10	5.96

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Value Fund
Class I	$1,000	0.56%	$1,059.70	$2.88	$1,022.20	$2.83
Class R5	1,000	0.66%	1,059.70	3.40	1,021.70	3.34
Service Class	1,000	0.76%	1,059.00	3.91	1,021.20	3.84
Administrative Class	1,000	0.86%	1,058.70	4.43	1,020.70	4.34
Class A	1,000	1.11%	1,056.90	5.71	1,019.50	5.60
Class R4	1,000	1.01%	1,057.90	5.20	1,020.00	5.10
Class R3	1,000	1.27%	1,056.30	6.53	1,018.70	6.41
Fundamental Value Fund
Class I	1,000	0.63%	1,066.30	3.25	1,021.90	3.18
Class R5	1,000	0.73%	1,066.00	3.77	1,021.40	3.69
Service Class	1,000	0.83%	1,065.40	4.29	1,020.90	4.19
Administrative Class	1,000	0.93%	1,065.10	4.80	1,020.40	4.70
Class A	1,000	1.18%	1,064.10	6.09	1,019.10	5.96
Class R4	1,000	1.08%	1,064.50	5.57	1,019.60	5.45
Class R3	1,000	1.33%	1,063.00	6.86	1,018.40	6.71
Large Cap Value Fund
Class I	1,000	0.63%	1,065.00	3.25	1,021.90	3.18
Class R5	1,000	0.73%	1,064.80	3.77	1,021.40	3.69
Service Class	1,000	0.83%	1,063.10	4.28	1,020.90	4.19
Administrative Class	1,000	0.93%	1,063.50	4.80	1,020.40	4.70
Class A	1,000	1.18%	1,062.10	6.08	1,019.10	5.96
Class R4	1,000	1.08%	1,062.50	5.57	1,019.60	5.45
Class R3	1,000	1.33%	1,062.00	6.86	1,018.40	6.71
S&P 500 Index Fund
Class I	1,000	0.12%	1,063.60	0.62	1,024.40	0.61
Class R5	1,000	0.22%	1,062.90	1.13	1,023.90	1.11
Service Class	1,000	0.37%	1,062.30	1.91	1,023.20	1.87
Administrative Class	1,000	0.47%	1,062.00	2.42	1,022.70	2.38
Class A	1,000	0.72%	1,059.90	3.71	1,021.40	3.64
Class R4	1,000	0.62%	1,060.80	3.19	1,021.90	3.13
Class R3	1,000	0.87%	1,059.50	4.48	1,020.70	4.40
Focused Value Fund
Class I	1,000	0.73%	1,079.80	3.80	1,021.40	3.69
Class R5	1,000	0.83%	1,079.00	4.31	1,020.90	4.19
Service Class	1,000	0.93%	1,078.30	4.83	1,020.40	4.70
Administrative Class	1,000	1.03%	1,077.90	5.35	1,019.90	5.20
Class A	1,000	1.28%	1,076.90	6.65	1,018.60	6.46
Class R4	1,000	1.18%	1,077.30	6.13	1,019.10	5.96
Class R3	1,000	1.43%	1,075.40	7.42	1,017.90	7.21
Fundamental Growth Fund
Class I	1,000	0.70%	1,040.30	3.57	1,021.50	3.54
Class R5	1,000	0.80%	1,040.20	4.08	1,021.00	4.04
Service Class	1,000	0.90%	1,039.60	4.59	1,020.50	4.55
Administrative Class	1,000	1.00%	1,039.00	5.10	1,020.00	5.05
Class A	1,000	1.25%	1,037.70	6.37	1,018.80	6.31
Class R4	1,000	1.15%	1,037.90	5.86	1,019.30	5.81
Class R3	1,000	1.40%	1,035.30	7.12	1,018.00	7.06

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class I	$1,000	0.66%	$1,086.00	$3.44	$1,021.70	$3.34
Class R5	1,000	0.76%	1,084.80	3.96	1,021.20	3.84
Service Class	1,000	0.86%	1,084.90	4.48	1,020.70	4.34
Administrative Class	1,000	0.96%	1,083.90	5.00	1,020.20	4.85
Class A	1,000	1.21%	1,083.00	6.30	1,019.00	6.11
Class R4	1,000	1.11%	1,083.70	5.78	1,019.50	5.60
Class R3	1,000	1.36%	1,082.00	7.08	1,018.20	6.86
Growth Opportunities Fund
Class I	1,000	0.74%	1,083.10	3.85	1,021.30	3.74
Class R5	1,000	0.84%	1,081.60	4.37	1,020.80	4.24
Service Class	1,000	0.94%	1,080.20	4.89	1,020.30	4.75
Administrative Class	1,000	1.04%	1,080.40	5.41	1,019.80	5.25
Class A	1,000	1.29%	1,079.40	6.71	1,018.60	6.51
Class R4	1,000	1.19%	1,079.20	6.19	1,019.10	6.01
Class R3	1,000	1.44%	1,078.40	7.48	1,017.80	7.26
Mid-Cap Value Fund
Class I	1,000	0.80%	1,083.70	4.17	1,021.00	4.04
Class R5	1,000	0.90%	1,083.20	4.69	1,020.50	4.55
Service Class	1,000	1.00%	1,082.70	5.21	1,020.00	5.05
Administrative Class	1,000	1.10%	1,082.30	5.73	1,019.50	5.55
Class A	1,000	1.35%	1,081.00	7.02	1,018.30	6.81
Class R4	1,000	1.25%	1,081.50	6.50	1,018.80	6.31
Class R3	1,000	1.50%	1,080.10	7.80	1,017.50	7.57
Small Cap Value Equity Fund
Class I	1,000	0.80%	1,075.70	4.15	1,021.00	4.04
Class R5	1,000	0.90%	1,075.00	4.67	1,020.50	4.55
Service Class	1,000	1.00%	1,074.20	5.19	1,020.00	5.05
Administrative Class	1,000	1.10%	1,074.50	5.70	1,019.50	5.55
Class A	1,000	1.35%	1,072.70	7.00	1,018.30	6.81
Class R4	1,000	1.25%	1,073.10	6.48	1,018.80	6.31
Class R3	1,000	1.50%	1,071.70	7.77	1,017.50	7.57
Small Company Value Fund
Class I	1,000	0.91%	1,110.00	4.80	1,020.50	4.60
Class R5	1,000	1.01%	1,110.60	5.33	1,020.00	5.10
Service Class	1,000	1.11%	1,109.00	5.85	1,019.50	5.60
Administrative Class	1,000	1.21%	1,108.70	6.38	1,019.00	6.11
Class A	1,000	1.45%	1,107.70	7.64	1,017.80	7.31
Class R4	1,000	1.36%	1,108.40	7.17	1,018.20	6.86
Class R3	1,000	1.61%	1,106.40	8.48	1,017.00	8.12
S&P Mid Cap Index Fund
Class I	1,000	0.19%	1,082.20	0.99	1,024.10	0.96
Class R5	1,000	0.29%	1,081.60	1.51	1,023.60	1.47
Service Class	1,000	0.44%	1,080.30	2.29	1,022.80	2.23
Administrative Class	1,000	0.54%	1,079.50	2.81	1,022.30	2.73
Class A	1,000	0.79%	1,078.80	4.11	1,021.10	3.99
Class R4	1,000	0.69%	1,079.00	3.59	1,021.60	3.49
Class R3	1,000	0.95%	1,078.40	4.94	1,020.30	4.80

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Russell 2000 Small Cap Index Fund
Class I	$1,000	0.20%	$1,132.40	$1.07	$1,024.00	$1.01
Class R5	1,000	0.30%	1,131.50	1.60	1,023.50	1.52
Service Class	1,000	0.45%	1,130.40	2.40	1,022.80	2.28
Administrative Class	1,000	0.55%	1,130.20	2.93	1,022.30	2.78
Class A	1,000	0.80%	1,129.00	4.26	1,021.00	4.04
Class R4	1,000	0.70%	1,128.30	3.72	1,021.50	3.54
Class R3	1,000	0.95%	1,127.70	5.05	1,020.30	4.80
Mid Cap Growth Equity II Fund
Class I	1,000	0.73%	1,063.90	3.77	1,021.40	3.69
Class R5	1,000	0.83%	1,063.20	4.28	1,020.90	4.19
Service Class	1,000	0.93%	1,062.70	4.80	1,020.40	4.70
Administrative Class	1,000	1.03%	1,062.10	5.31	1,019.90	5.20
Class A	1,000	1.28%	1,061.00	6.60	1,018.60	6.46
Class R4	1,000	1.18%	1,061.50	6.08	1,019.10	5.96
Class R3	1,000	1.43%	1,059.70	7.36	1,017.90	7.21
Small Cap Growth Equity Fund
Class I	1,000	0.85%	1,114.50	4.49	1,020.80	4.29
Class R5	1,000	0.95%	1,114.80	5.02	1,020.30	4.80
Service Class	1,000	1.05%	1,113.90	5.55	1,019.80	5.30
Administrative Class	1,000	1.15%	1,113.40	6.08	1,019.30	5.81
Class A	1,000	1.40%	1,112.30	7.39	1,018.00	7.06
Class R4	1,000	1.31%	1,113.00	6.92	1,018.50	6.61
Class R3	1,000	1.56%	1,110.30	8.23	1,017.20	7.87
Diversified International Fund
Class I	1,000	0.90%	1,035.50	4.58	1,020.50	4.55
Class R5	1,000	1.00%	807.80	4.52	1,020.00	5.05
Service Class	1,000	1.10%	1,034.70	5.60	1,019.50	5.55
Administrative Class	1,000	1.20%	1,034.30	6.10	1,019.00	6.06
Class A	1,000	1.45%	1,034.10	7.37	1,017.80	7.31
Class R4	1,000	1.35%	1,032.50	6.86	1,018.30	6.81
Class R3	1,000	1.60%	1,032.60	8.13	1,017.00	8.07
MSCI EAFE International Index Fund
Class I	1,000	0.23%	1,056.70	1.18	1,023.90	1.16
Class R5	1,000	0.34%	1,054.10	1.75	1,023.30	1.72
Service Class	1,000	0.49%	1,054.20	2.52	1,022.60	2.48
Administrative Class	1,000	0.59%	1,053.40	3.03	1,022.10	2.98
Class A	1,000	0.84%	1,052.60	4.31	1,020.80	4.24
Class R4	1,000	0.74%	1,052.80	3.80	1,021.30	3.74
Class R3	1,000	0.99%	1,052.00	5.08	1,020.10	5.00
Overseas Fund
Class I	1,000	0.91%	1,043.70	4.65	1,020.50	4.60
Class R5	1,000	1.01%	1,043.60	5.16	1,020.00	5.10
Service Class	1,000	1.11%	1,043.80	5.67	1,019.50	5.60
Administrative Class	1,000	1.21%	1,043.50	6.18	1,019.00	6.11
Class A	1,000	1.46%	1,041.70	7.45	1,017.70	7.36
Class R4	1,000	1.36%	1,042.30	6.94	1,018.20	6.86
Class R3	1,000	1.61%	1,040.50	8.21	1,017.00	8.12

Other Information (Unaudited) (Continued)

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2016, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2016 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-40953-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes.”

September 30, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the period ended September 30, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a generally strong market environment in the U.S. contrasted with weakness in many of the world’s other large economies, including Europe and Japan. The economic difficulties elsewhere – punctuated, for example, by a challenging interest rate environment in Japan and uncertainty in Europe following the surprising Brexit vote that ratified the United Kingdom’s eventual exit from the European Union – had virtually no impact on major U.S. stock indexes during the fiscal year. Nevertheless, during the reporting period, market volatility emerged from time to time, serving as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be your ally

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is the risk you could “outlive” your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term, and avoid reacting to short-term changes in the markets. In our view, challenging market conditions have the potential to reward patient investors. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2016

Economic and Market Commentary

February 2016 marked an inflection point in fiscal year 2016. From the start of the fiscal year until mid-February, markets showed a decidedly bearish tendency. Over the second half of the fiscal year, markets rebounded and even advanced.

Federal Reserve Board (Fed) chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016 marked the turning point, when she confirmed a “slower for longer” plan for rate hikes going forward. This marked a dramatic shift from the Fed’s December meeting, where they raised policy rates and signaled as many as four more hikes to come. Following Yellen’s remarks, markets responded as if a weight had been lifted. In addition, the sluggish domestic economy started to return more positive reports and modest gross domestic product (GDP) estimates were revised upward, although slightly. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and markets delivered broad positive returns for the fiscal year.

During the one-year period ended September 30, 2016, the technology-focused NASDAQ Composite® Index rose 14.97%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 15.43%, the Dow Jones Industrial AverageSM(Dow) grew 15.46%, and the Russell 2000® Index of small-capitalization stocks added 15.47%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 6.52%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 16.78%.*

Bonds also rewarded investors during the fiscal period, with the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.19%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the period at 0.7%, while 10-year Treasury bonds yielded 1.6%. A “risk-on” environment developed as the fiscal year unfolded and high-yield bonds gained momentum, which helped the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, deliver a return of 12.73%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes lagged significantly in January and February. After climbing sharply in October 2015, major indexes plateaued and bounced through November and December. They fell sharply through January and into February – until the Fed announcement triggered a more sustained period of growth. Markets stuttered over concerns that Apple would not be able to sustain its growth in the smartphone market. Early concerns over China were replaced by negative interest rates in Japan and the surprising Brexit vote (in which voters approved the United Kingdom’s departure from the European Union) in June. It is worth noting that domestic market volatility and global economic turbulence proved unable to disrupt momentum in U.S. markets.

Q4 2015 – Markets recover to end 2015 flat

The fourth quarter of 2015 produced meaningful returns across most major indexes. The bulk of the quarter’s recovery occurred in October, as fears about China’s economy and plunging oil prices eased. However, the returns followed a poor third quarter 2015 and managed to bring calendar year-end 2015 results back up to where the year started. For example, the Dow returned 7.70% for the quarter and ended the year up 0.21%. The S&P 500 returned 7.04% for the quarter and ended the year up 1.38%.

November and December offered stiff headwinds to the October rally, as crude oil prices broke to new lows for the year – ending 2015 down 31%. At their mid-December meeting, the Fed finally acted to raise the target range for federal funds rate by 0.25%, in its first upward move since 2006. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) These factors led to choppy market action over the last two months of 2015. U.S. GDP for the quarter increased at a tepid 1.4% annual rate, following rates of 3.9% and 2.0%, respectively, for the second and third quarters of 2015.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Q1 2016 – The inflection point

Headwinds continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings.

Headwinds immediately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less continue through the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Upward domestic momentum rides over negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither, however, served to derail the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate hike strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any move to raise rates for at least a year. The quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Ending the fiscal year on the upswing

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s consumer confidence index, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major candidates for president of the U.S. accepted their party’s nominations in July. As September came to a close, it became more evident that this year’s election will be hotly contested.

The fiscal year ended on an optimistic note, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response, since they tend not to react to short-term turbulence. Many retirement investors wisely subscribe to the wisdom of a well-diversified portfolio using an appropriate mix of available strategies, whether active or passive. They know that markets go down and that markets go up, which requires retirement investors to be consistent and focused.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 6.81%, significantly underperforming the 12.50% return of the FTSE World Index (the “benchmark”), an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series that covers 90%-95% of the investable market capitalization. The Fund also trailed the 9.71% return of the Citigroup World Government Bond Index, a widely recognized, unmanaged market-capitalization-weighted index of debt securities of major foreign government bond markets. Similarly, the Fund also underperformed the 10.65% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; the FTSE World ex U.S. Index, an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market-capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed to be highly diversified and invests across multiple asset classes, regions, sectors, currencies, and individual securities, so the performance of any individual security will not typically have a particularly significant impact on the Fund’s overall return. Given the diversified composition of the Fund, the discussion below reflects the general themes impacting Fund performance over the period.

For the year ended September 30, 2016, within the Fund’s equity holdings, an overweight allocation to Japan, relative to the benchmark, and an underweight to the U.S. detracted from performance. From a sector perspective, stock selection in industrials, consumer discretionary, telecommunications, and health care weighed on returns. Within information technology, stock selection detracted, although this was partially offset by an overweight stake in the sector. Within financials, stock selection weighed on returns, but this was partially balanced by an underweight allocation there. Stock selection and an overweight stake in the energy sector, as well as an overweight position in precious metals, contributed to performance. The Fund’s underweight allocation to fixed income positively impacted performance. Within fixed income, an overweight to corporate bonds contributed to full-year performance, whereas the Fund’s exposure to cash and cash equivalents detracted. From a currency perspective, an overweight to the strong-performing U.S. dollar negatively impacted performance.

Over the 12-month period, the Fund’s cash position helped to mitigate the Fund’s volatility and served as a source of funds for new investments.

The Fund uses derivatives, which may include options, futures, swaps, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. The use of options, futures, swaps, and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets and the Fund will not engage in certain strategies that are considered highly risky and speculative. In addition, the Global Allocation Team adheres to all BlackRock-wide policies and SEC guidelines to ensure that the Fund does not use leverage. During the year, derivatives did not have a material impact on the Fund’s performance.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We expect slow, but positive, growth in the global economy, and acknowledge that the risks are potentially skewed to the downside. We believe equities (relative to the Fund’s global multi-asset universe) provide the best prospects for total return, although we expect global equity returns may continue to show divergence in regional performance. Valuation is a key consideration in our security selection and allocation decisions. Within equities, the Fund continues to favor developed markets outside the U.S., notably in Japan and select sectors and companies in Europe. Fund management’s favorable view of Japanese equities is based on attractive valuations, aggressive monetary easing and positive changes in corporate governance. We are constructive on select individual sectors and companies within European equities, despite continent-wide challenges. Within fixed income, we remain cautious, given the low level and negative absolute yields on developed-market government bonds; however, we have found opportunities in select corporate and convertible bonds as well as local currency emerging-market government bonds. We view commodity-related securities as both a diversifier and a potential hedge against deterioration in global growth. Accordingly, the Fund’s cash position helps mitigate volatility and provides additional flexibility in adjusting portfolio risk.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 9/30/16

U.S. Treasury Note 1.125% 9/30/21	3.0%
SPDR Gold Trust	2.4%
U.S. Treasury Note 1.125% 8/31/21	2.4%
U.S. Treasury Inflation Index 0.625% 1/15/26	1.8%
Apple, Inc.	1.7%
Federal National Mortgage Association TBA Pool #1817 3.000% 12/01/43	1.6%
BlackRock Liquidity Funds Temp-Fund Portfolio	1.3%
Alphabet, Inc. Class C	1.1%
U.S. Treasury Inflation Index 0.125% 4/15/21	1.0%
U.S. Treasury Note 1.250% 3/31/21	1.0%

17.3%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Equities	56.8%
Bonds & Notes	30.3%
Mutual Funds	4.6%
Purchased Options	0.5%
Warrants	0.0%

Total Long-Term Investments	92.2%
Short-Term Investments and Other Assets and Liabilities	7.8%

Net Assets	100.0%

Securities Sold Short	(0.6)%

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 12/1/09 - 9/30/16
Class R5	6.81%	6.71%	4.87%
Service Class	6.79%	6.62%	4.79%
Administrative Class	6.61%	6.45%	4.68%
Class A	6.26%	6.21%	4.37%
Class A (sales load deducted)*	0.15%	4.96%	3.47%
FTSE World Index#	12.50%	11.58%	8.37%
Citigroup World Government Bond Index	9.71%	0.77%	1.47%
Custom Global Allocation Index	10.65%	8.10%	6.73%

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class I, Class R4, Class R3, the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	6.91%	1.87%
Class R4	6.35%	1.36%
Class R3	6.16%	1.14%
FTSE World Index#	12.50%	3.49%
Citigroup World Government Bond Index	9.71%	1.51%
Custom Global Allocation Index	10.65%	3.66%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 56.8%

COMMON STOCK — 53.9%
Australia — 0.2%
Westpac Banking Corp.	49,084	$1,115,852

Austria — 0.0%
Erste Group Bank AG	3,949	116,958
Raiffeisen Bank International AG (a)	8,129	123,780

		240,738

Belgium — 0.3%
Anheuser-Busch InBev SA/NV	8,332	1,093,773
KBC Group NV (a)	1,926	112,116
Umicore SA	7,733	484,987

		1,690,876

Bermuda — 0.5%
Axalta Coating Systems Ltd. (a)	60,108	1,699,253
Axis Capital Holdings Ltd.	1,681	91,329
Brilliance China Automotive Holdings Ltd.	220,000	248,066
Cheung Kong Infrastructure Holdings Ltd.	9,000	77,960
Haier Electronics Group Co. Ltd.	87,000	144,073
Jardine Matheson Holdings Ltd.	800	48,597
Norwegian Cruise Line Holdings Ltd. (a)	9,257	348,989

		2,658,267

British Virgin Islands — 0.2%
Michael Kors Holdings Ltd. (a)	18,608	870,668

Canada — 0.9%
Brookfield Asset Management, Inc. Class A	1,893	66,560
Brookfield Asset Management, Inc. Class A	22,520	792,254
Cameco Corp.	43,326	370,870
Cenovus Energy, Inc.	28,316	406,410
Encana Corp.	146,314	1,531,908
Fairfax Financial Holdings Ltd.	843	493,945
Platinum Group Metals Ltd. (a)	81,140	222,324
Platinum Group Metals Ltd. (a)	31,097	85,804
The Toronto-Dominion Bank	23,747	1,054,175

		5,024,250

Cayman Islands — 0.4%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	19,294	2,041,112
Chaoda Modern Agriculture Holdings Ltd. (a)	1,265,139	33,037
Haitian International Holdings Ltd.	154,171	305,080

		2,379,229

	Number of Shares	Value
Czech Republic — 0.0%
CEZ AS	1,556	$27,773

Denmark — 0.1%
Novo Nordisk A/S Class B	7,694	320,574

Finland — 0.2%
Nokia OYJ	197,970	1,147,454

France — 2.4%
Accor SA	18,190	721,515
Aeroports de Paris	1,795	178,009
Arkema	3,785	350,113
AXA SA	38,851	826,603
BNP Paribas	19,987	1,027,646
Compagnie de Saint-Gobain	15,843	683,994
Credit Agricole SA	12,151	119,889
Danone SA	10,777	799,356
Dassault Aviation SA	752	832,816
Engie	20,535	318,107
LVMH Moet Hennessy Louis Vuitton SE	4,017	684,809
Natixis SA	26,175	121,996
Publicis Groupe SA	11,642	880,413
Safran SA	27,367	1,967,775
Sanofi	28,747	2,190,298
Societe Generale SA	3,225	111,297
Total SA	13,432	636,638
Total SA Sponsored ADR (France)	1,371	65,397
Ubisoft Entertainment (a)	7,616	287,462
Unibail-Rodamco SE	2,516	678,323
Vinci SA	9,284	709,907

		14,192,363

Germany — 0.8%
Allianz SE	3,057	453,759
BASF SE	8,592	734,767
Commerzbank AG	16,478	106,236
Deutsche Telekom AG	77,156	1,293,394
Evonik Industries AG	14,101	476,594
Hugo Boss AG	5,307	293,487
Siemens AG	5,822	681,541
Volkswagen AG	258	37,432
Vonovia SE	21,281	805,823

		4,883,033

Hong Kong — 0.5%
AIA Group Ltd.	108,400	726,292
Beijing Enterprises Holdings Ltd.	55,922	284,804
CLP Holdings Ltd.	8,500	88,248
Hang Lung Properties Ltd.	17,000	38,589
Link REIT	12,000	88,542
Sino Land Co. Ltd.	18,000	32,111
Sun Hung Kai Properties Ltd.	101,250	1,543,085
Swire Pacific Ltd. Class A	4,500	48,706

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
The Wharf Holdings Ltd.	13,000	$95,254

		2,945,631

India — 0.5%
Coal India Ltd.	111,248	541,281
Infosys Ltd.	37,018	576,364
Maruti Suzuki India Ltd.	5,293	438,078
Reliance Industries Ltd.	94,214	1,538,241

		3,093,964

Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	443,480	349,891

Ireland — 0.4%
Accenture PLC Class A	1,431	174,825
CRH PLC	21,189	702,611
Medtronic PLC	3,331	287,798
Perrigo Co. PLC	12,381	1,143,138

		2,308,372

Israel — 0.2%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	31,307	1,440,435

Italy — 0.6%
Ei Towers SpA (a)	19,454	1,025,517
Enel SpA	101,148	451,121
Luxottica Group SpA	6,085	290,747
Mediobanca SpA	15,368	100,082
RAI Way SpA (b) (c)	97,537	394,591
Snam SpA	19,674	108,999
Telecom Italia SpA (a)	1,251,538	1,035,591
Telecom Italia SpA- RSP	54,481	36,977
UniCredit SpA	45,022	104,931

		3,548,556

Japan — 9.8%
Aisin Seiki Co. Ltd.	13,940	638,319
Ajinomoto Co., Inc.	38,700	862,065
Alfresa Holdings Corp.	6,400	135,377
Alpine Electronics, Inc.	4,500	59,366
Asahi Group Holdings Ltd.	19,900	724,278
Asahi Kasei Corp.	85,000	677,283
Astellas Pharma, Inc.	35,250	550,496
Autobacs Seven Co. Ltd.	4,000	57,315
Bridgestone Corp.	24,700	910,998
Canon Marketing Japan, Inc.	5,400	100,472
Chiyoda Corp.	17,000	139,663
Chubu Electric Power Co., Inc.	25,500	371,272
COMSYS Holdings Corp.	6,500	115,249
Daikin Industries Ltd.	7,600	708,063
Daiwa Securities Group, Inc.	101,000	568,760
Denso Corp.	31,770	1,268,326
East Japan Railway	23,453	2,114,465
EXEDY Corp.	2,700	68,700

	Number of Shares	Value
Fuji Heavy Industries Ltd.	51,030	$1,916,398
FUJIFILM Holdings Corp.	4,100	151,739
Fukuoka Financial Group, Inc.	78,000	323,993
Futaba Industrial Co. Ltd.	22,310	111,030
GS Yuasa Corp.	60,000	247,066
Hino Motors Ltd.	11,400	122,048
Hirose Electric Co. Ltd.	1,100	144,582
Hitachi Chemical Co. Ltd.	23,400	536,332
Honda Motor Co. Ltd.	25,560	735,874
Hoya Corp.	35,220	1,414,407
Inpex Corp.	104,000	942,900
Isuzu Motors Ltd.	53,100	624,444
Japan Airlines Co. Ltd.	61,700	1,816,386
Japan Tobacco, Inc.	8,000	326,840
JGC Corp.	25,330	440,208
JSR Corp.	8,200	128,866
Kamigumi Co. Ltd.	12,000	104,558
KDDI Corp.	44,700	1,375,534
Keyence Corp.	700	509,472
Kinden Corp.	15,100	173,765
Koito Manufacturing Co. Ltd.	7,500	365,128
Komatsu Ltd.	37,200	852,403
Kubota Corp.	44,120	666,938
Kuraray Co. Ltd.	4,910	72,879
Kurita Water Industries Ltd.	4,600	109,379
Kyocera Corp.	12,500	599,684
Kyushu Electric Power Co., Inc.	11,000	102,314
Mabuchi Motor Co. Ltd.	3,300	182,836
Maeda Road Construction Co. Ltd.	4,000	71,571
Makita Corp.	4,400	312,910
Medipal Holdings Corp.	7,400	128,002
Millea Holdings, Inc.	34,575	1,324,961
Mitsubishi Electric Corp.	113,000	1,446,683
Mitsubishi Estate Co. Ltd.	111,000	2,080,949
Mitsubishi UFJ Financial Group, Inc.	186,300	939,441
Mitsui Sumitomo Insurance Group Holdings, Inc.	34,866	972,646
Murata Manufacturing Co. Ltd.	8,870	1,156,950
Nabtesco Corp.	11,000	311,412
NEC Corp.	229,000	591,623
Nintendo Co. Ltd.	4,300	1,137,807
Nippo Corp.	6,000	113,993
Nippon Telegraph & Telephone Corp.	18,640	851,296
Nippon Television Holdings, Inc.	7,800	132,017
Nitori Holdings Co. Ltd.	2,700	323,046
Nitto Denko Corp.	12,200	791,807
NTT DOCOMO, Inc.	14,700	372,708
Okumura Corp.	59,230	336,592
Omron Corp.	5,500	197,628
Otsuka Holdings Co. Ltd.	4,500	205,260
Rinnai Corp.	3,900	362,213
Rohm Co. Ltd.	15,460	814,935
Sanrio Co. Ltd.	14,700	269,329

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Sawai Pharmaceutical Co. Ltd.	2,200	$156,119
Secom Co. Ltd.	2,400	179,104
Sega Sammy Holdings, Inc.	28,600	407,300
Seino Holdings Co. Ltd.	8,400	88,269
Sekisui Chemical Co. Ltd.	800	11,498
Seven & I Holdings Co. Ltd.	18,600	879,033
Shimamura Co. Ltd.	1,600	194,009
Shin-Etsu Chemical Co. Ltd.	29,788	2,079,694
SHO-BOND Holdings Co. Ltd.	1,500	69,787
SKY Perfect JSAT Holdings, Inc.	12,700	62,389
SMC Corp.	1,400	403,859
Sompo Japan Nipponkoa Holdings	30,900	914,330
Sony Financial Holdings, Inc.	37,800	520,454
Stanley Electric Co. Ltd.	7,400	199,044
Sumco Corp.	43,400	357,029
Sumitomo Electric Industries Ltd.	37,200	526,104
Sumitomo Mitsui Financial Group, Inc.	35,930	1,210,947
Suzuken Co. Ltd.	3,300	108,916
Suzuki Motor Corp.	52,737	1,765,466
Toda Corp.	62,200	327,989
Toho Co. Ltd.	4,900	162,626
Tokyo Gas Co. Ltd.	247,988	1,103,384
Toray Industries, Inc.	57,000	554,575
Toyota Industries Corp.	34,221	1,587,859
Toyota Motor Corp.	5,900	342,163
Trend Micro, Inc.	6,100	212,503
TV Asahi Holdings Corp.	4,600	84,566
Ube Industries Ltd.	215,600	412,146
West Japan Railway Co.	9,900	612,854
Yamada Denki Co. Ltd.	114,700	568,891
Yamaha Corp.	8,200	264,509
Yamato Kogyo Co. Ltd.	3,400	100,758
Zenkoku Hosho Co. Ltd.	3,300	136,417

		57,018,840

Mexico — 0.1%
Fibra Uno Administracion SA de C.V.	319,231	583,645
Telesites SAB de CV (a)	438,072	247,393

		831,038

Netherlands — 1.7%
ABN AMRO Group NV CVA (b) (c)	5,580	115,462
Airbus Group SE	33,754	2,041,737
Akzo Nobel NV	32,866	2,224,091
ING Groep NV	103,592	1,276,985
Koninklijke Philips NV	38,419	1,137,448
Mylan NV (a)	34,381	1,310,604
Patheon NV (a)	12,884	381,753
Randstad Holding NV	12,039	548,398
Unilever NV	22,053	1,017,313

		10,053,791

	Number of Shares	Value
Netherlands Antilles — 0.2%
Schlumberger Ltd.	11,169	$878,330

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	3,606	61,588

Portugal — 0.1%
NOS SGPS	54,502	370,839

Republic of Korea — 0.3%
Coway Co. Ltd.	953	82,456
Hyundai Motor Co.	5,660	698,879
KT&G Corp.	805	91,683
SK Hynix, Inc.	15,557	569,360
SK Telecom Co. Ltd.	432	88,407

		1,530,785

Singapore — 0.6%
Capitaland Ltd.	594,000	1,403,073
ComfortDelGro Corp. Ltd.	23,200	48,056
Global Logistic Properties Ltd.	944,600	1,301,921
Keppel Corp. Ltd.	128,600	514,541
Singapore Telecommunications Ltd.	28,600	83,862

		3,351,453

Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	18,550	112,151
Banco Santander SA	25,493	112,730
Cellnex Telecom SAU (b) (c)	61,135	1,105,789
Gas Natural SDG SA	20,097	413,027

		1,743,697

Sweden — 0.5%
SKF AB	108,149	1,865,690
Svenska Handelsbanken AB Class A	72,964	1,002,004

		2,867,694

Switzerland — 1.3%
Chubb Ltd.	10,369	1,302,865
Cie Financiere Richemont SA	9,544	581,112
Nestle SA	36,954	2,911,740
Novartis AG	12,325	969,254
Roche Holding AG	3,458	856,671
UBS Group AG	63,868	867,242
Zurich Financial Services AG	355	91,354

		7,580,238

Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	116,211	245,440
Chunghwa Telecom Co. Ltd.	24,000	84,711
Far EasTone Telecommunications Co. Ltd.	21,000	49,726
Formosa Chemicals & Fibre Corp.	16,000	43,256
Formosa Plastics Corp.	18,000	44,690
Fubon Financial Holding Co. Ltd.	54,000	80,239
Hon Hai Precision Industry Co. Ltd.	34,100	86,334
Nan Ya Plastics Corp.	20,000	39,646

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Taiwan Mobile Co. Ltd.	14,000	$50,446
Taiwan Semiconductor Manufacturing Co. Ltd.	102,000	598,205
Yulon Motor Co. Ltd.	75,000	66,021

		1,388,714

Thailand — 0.1%
Advanced Info Service PCL	13,600	63,083
Advanced Info Service PCL	3,600	16,623
Intouch Holdings PCL NVDR	33,000	51,644
PTT Global Chemical PCL	9,400	16,010
PTT Global Chemical PCL	17,800	30,180
The Siam Cement PCL NVDR	5,900	88,022
Thai Oil PCL	4,300	8,547
Thai Oil PCL	14,500	28,665

		302,774

United Arab Emirates — 0.1%
NMC Health PLC	44,175	783,567

United Kingdom — 3.3%
Aggreko PLC	16,896	208,837
AstraZeneca PLC	25,140	1,628,572
BAE Systems PLC	227,373	1,542,637
Berkeley Group Holdings PLC	14,719	492,986
BP PLC Sponsored ADR (United Kingdom)	40,385	1,419,937
Burberry Group PLC	12,213	218,568
Coca-Cola European Partners PLC	1,243	49,596
Diageo PLC Sponsored ADR (United Kingdom)	6,139	712,370
GlaxoSmithKline PLC	42,803	912,150
HSBC Holdings PLC	372,399	2,795,989
Integrated Diagnostics Holdings PLC (b) (c)	11,620	39,272
Liberty Global PLC Class A (a)	1,325	36,557
Liberty Global PLC Series A (a)	13,072	446,801
Meggitt PLC	60,777	355,327
National Grid PLC	6,261	88,487
Pearson PLC	58,646	572,870
Prudential PLC	24,514	435,086
Royal Dutch Shell PLC Class A Sponsored ADR (United Kingdom)	40,905	2,048,113
Shire Ltd.	18,350	1,186,049
Smiths Group PLC	34,412	652,989
Spire Healthcare Group PLC (b) (c)	147,889	756,394
Vodafone Group PLC	518,758	1,487,474
Vodafone Group PLC Sponsored ADR (United Kingdom)	31,870	929,010

		19,016,071

United States — 27.0%
3M Co.	731	128,824
AbbVie, Inc.	1,463	92,271
Activision Blizzard, Inc.	14,178	628,085

	Number of Shares	Value
Adobe Systems, Inc. (a)	8,136	$883,081
Aetna, Inc.	18,196	2,100,728
Air Products & Chemicals, Inc.	3,112	467,858
Alexion Pharmaceuticals, Inc. (a)	4,395	538,563
Alliance Data Systems Corp. (a)	387	83,023
Allstate Corp. (m)	18,301	1,266,063
Alphabet, Inc. Class C (a)	8,173	6,352,791
Altria Group, Inc.	17,104	1,081,486
Amazon.com, Inc. (a)	3,001	2,512,767
Amdocs Ltd.	2,241	129,642
American International Group, Inc.	12,408	736,291
American Tower Corp.	1,814	205,581
American Water Works Co., Inc.	1,559	116,676
Amgen, Inc.	12,182	2,032,079
Anadarko Petroleum Corp.	54,137	3,430,120
Anthem, Inc.	13,451	1,685,545
Apple, Inc.	87,778	9,923,303
AT&T, Inc.	1,334	54,174
Bank of America Corp.	190,037	2,974,079
Baxter International, Inc.	12,412	590,811
Bed Bath & Beyond, Inc.	12,789	551,334
Berkshire Hathaway, Inc. Class A (a)	8	1,729,760
Berkshire Hathaway, Inc. Class B (a)	13,703	1,979,672
Biogen, Inc. (a)	1,050	328,682
The Boeing Co.	604	79,571
Bristol-Myers Squibb Co.	19,644	1,059,204
Brookdale Senior Living, Inc. (a)	47,612	830,829
Calpine Corp. (a)	8,008	101,221
Capital One Financial Corp.	1,576	113,204
Cardinal Health, Inc.	1,646	127,894
Catalent, Inc. (a)	23,113	597,240
Celgene Corp. (a)	3,219	336,482
Centene Corp. (a)	10,913	730,734
The Charles Schwab Corp.	26,926	850,054
Charter Communications, Inc. Class A (a)	3,214	867,684
Chevron Corp.	452	46,520
Chipotle Mexican Grill, Inc. Class A (a)	2,714	1,149,379
Cintas Corp.	1,502	169,125
Cisco Systems, Inc.	32,793	1,040,194
Citigroup, Inc.	33,517	1,583,008
CME Group, Inc.	9,720	1,015,934
The Coca-Cola Co.	16,400	694,048
Cognizant Technology Solutions Corp. Class A (a)	8,128	387,787
Comcast Corp. Class A	38,714	2,568,287
CommScope Holding Co., Inc. (a)	46,621	1,403,758
Computer Sciences Corp.	2,450	127,915
Constellation Brands, Inc. Class A	1,010	168,155
Crown Castle International Corp.	2,070	195,015
Crown Holdings, Inc. (a)	1,614	92,143
CVS Health Corp.	10,574	940,980

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
DaVita, Inc. (a)	11,161	$737,407
Delta Air Lines, Inc.	30,123	1,185,641
Delta Topco Ltd. (d)	800,425	8
Discover Financial Services	15,495	876,242
DISH Network Corp. Class A (a)	15,038	823,782
Dominion Resources, Inc.	5,185	385,090
Dr. Pepper Snapple Group, Inc.	850	77,614
Dropbox, Inc. (d)	87,114	978,290
Edgewell Personal Care Co. (a)	24,453	1,944,503
EI du Pont de Nemours & Co. (l)	28,410	1,902,618
Electronic Arts, Inc. (a)	10,414	889,356
Eli Lilly & Co.	19,572	1,570,849
EQT Corp.	11,006	799,256
Expedia, Inc.	6,924	808,169
Exxon Mobil Corp.	9,951	868,523
Facebook, Inc. Class A (a)	37,639	4,827,955
Fifth Third Bancorp	2,112	43,212
Fitbit, Inc. Class A (a)	25,675	381,017
Ford Motor Co.	68,836	830,851
Fortune Brands Home & Security, Inc.	9,856	572,634
General Dynamics Corp.	1,040	161,366
General Electric Co.	78,066	2,312,315
Gilead Sciences, Inc.	33,651	2,662,467
Global Payments, Inc.	11,081	850,578
The Goldman Sachs Group, Inc.	7,503	1,210,009
The Goodyear Tire & Rubber Co.	2,500	80,750
H&R Block, Inc.	10,880	251,872
The Hartford Financial Services Group, Inc.	5,774	247,243
HCA Holdings, Inc. (a)	700	52,941
HD Supply Holdings, Inc. (a)	13,123	419,674
Helmerich & Payne, Inc.	1,461	98,325
Hexcel Corp.	4,756	210,691
The Home Depot, Inc.	6,671	858,424
HTG Molecular Diagnostics, Inc. (a)	2,816	6,533
Illinois Tool Works, Inc.	654	78,375
Intel Corp.	16,736	631,784
International Paper Co.	2,253	108,099
Intuit, Inc.	7,512	826,395
Invitae Corp. (a)	22,726	199,080
Johnson & Johnson	17,875	2,111,574
JP Morgan Chase & Co.	45,982	3,061,941
Kansas City Southern	11,135	1,039,118
KLA-Tencor Corp.	1,379	96,130
The Kroger Co.	14,542	431,607
Lear Corp.	1,511	183,163
Liberty Broadband Corp. (a)	4,203	294,882
Liberty Broadband Corp. (a)	8,053	575,628
Liberty SiriusXM Group Class A (a)	14,895	506,132
Liberty SiriusXM Group Class C (a)	27,930	933,141
Lookout, Inc. (d)	3,711	21,524
Lowe’s Cos., Inc.	10,846	783,190
Marathon Oil Corp.	106,430	1,682,658

	Number of Shares	Value
Marathon Petroleum Corp.	97,598	$3,961,503
Marsh & McLennan Cos., Inc.	15,898	1,069,140
Masco Corp.	20,989	720,133
MasterCard, Inc. Class A	10,397	1,058,103
McDonald’s Corp.	1,057	121,936
McKesson Corp.	6,624	1,104,552
Merck & Co., Inc.	14,891	929,347
MetLife, Inc.	26,200	1,164,066
Micron Technology, Inc. (a)	54,066	961,293
Microsoft Corp.	3,616	208,282
Mohawk Industries, Inc. (a)	3,592	719,621
Mondelez International Inc. Class A	21,390	939,021
Monsanto Co.	4,839	494,546
Morgan Stanley	1,384	44,371
NextEra Energy Partners LP	14,467	404,642
NextEra Energy, Inc.	12,009	1,468,941
Northrop Grumman Corp.	730	156,184
Nuance Communications, Inc. (a)	41,331	599,299
Packaging Corporation of America	1,401	113,845
PepsiCo, Inc.	2,161	235,052
Pfizer, Inc. (m)	52,086	1,764,153
Phillips 66	1,238	99,721
Pioneer Natural Resources Co.	3,401	631,396
Prudential Financial, Inc.	5,161	421,396
Pure Storage, Inc. (a)	43,548	590,075
QUALCOMM, Inc.	21,141	1,448,158
Ralph Lauren Corp.	3,097	313,231
Raytheon Co.	790	107,543
Reinsurance Group of America, Inc. Class A	974	105,134
Rockwell Automation, Inc.	575	70,346
Roper Technologies, Inc.	6,986	1,274,735
Sabre Corp.	18,089	509,748
Scripps Networks Interactive Class A	880	55,871
Sealed Air Corp.	1,317	60,345
Sempra Energy	7,166	768,124
Simon Property Group, Inc.	7,111	1,472,048
Southwest Airlines Co.	22,116	860,091
Square, Inc. (a)	36,962	430,977
Stryker Corp.	641	74,619
SunTrust Banks, Inc.	15,345	672,111
Target Corp.	24,422	1,677,303
Tenet Healthcare Corp. (a)	47,643	1,079,590
Textron, Inc.	25,264	1,004,244
The St. Joe Co. (a)	86,414	1,588,289
Thermo Fisher Scientific, Inc.	6,125	974,242
Tiffany & Co.	7,835	569,056
Time Warner, Inc.	18,260	1,453,679
The Travelers Cos., Inc.	1,725	197,599
Tyson Foods, Inc. Class A	1,094	81,689
U.S. Bancorp	28,120	1,206,067
United Continental Holdings, Inc. (a)	36,725	1,926,961
United Rentals, Inc. (a)	11,576	908,600

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	713	$99,820
Unum Group	15,403	543,880
Valero Energy Corp.	2,563	135,839
VeriFone Systems, Inc. (a)	34,189	538,135
VeriSign, Inc. (a)	1,552	121,428
Verizon Communications, Inc.	7,791	404,976
Visa, Inc. Class A	11,188	925,248
WABCO Holdings, Inc. (a)	3,691	419,039
Walgreens Boots Alliance, Inc.	9,379	756,135
Wells Fargo & Co.	58,020	2,569,126
Welltower, Inc. (a)	9,344	621,843
Western Digital Corp.	12,202	713,451
WestRock Co.	18,000	872,640
Whole Foods Market, Inc.	35,925	1,018,474
The Williams Cos., Inc.	33,171	1,019,345
Williams-Sonoma, Inc.	14,558	743,623
Wyndham Worldwide Corp.	1,386	93,319
Zimmer Biomet Holdings, Inc.	9,773	1,270,685

		157,108,304

TOTAL COMMON STOCK (Cost $300,012,642)		313,125,649

PREFERRED STOCK — 2.9%
Germany — 0.1%
Volkswagen AG 1.580%	5,107	670,922

Ireland — 0.2%
Allergan PLC 5.500%	1,283	1,054,151

Israel — 0.3%
Teva Pharmaceutical Industries Ltd. 7.000%	1,960	1,594,086

United Kingdom — 0.0%
HSBC Holdings PLC 8.000%	9,099	237,575

United States — 2.3%
American Tower Corp. 5.250%	2,449	271,570
Anthem, Inc. 5.250%	29,566	1,285,234
Citigroup Capital XIII, 3 mo. USD LIBOR + 6.370%, VRN 7.122%	19,082	502,620
Crown Castle International Corp. 4.500%	6,394	722,650
Dominion Resources, Inc. 6.375%	5,290	263,230
Dominion Resources, Inc. 6.750%	19,922	994,108
Domo, Inc. Series D-2, Convertible (a) (d)	123,741	1,043,137
GMAC Capital Trust I, 3 mo. USD LIBOR + 5.785%, VRN 6.602%	25,667	652,198
Grand Rounds, Inc. Series C, Convertible (a) (d)	121,323	337,278
Lookout Inc., Series F (a) (d)	55,056	527,436
Mandatory Exchangeable Trust (b) 5.750%	9,523	1,229,134

	Number of Shares	Value
Palantir Technologies, Inc. Series I (a) (d)	107,092	$983,105
Stericycle, Inc. 5.250%	4,667	309,282
Uber Technologies, Inc., Series D (a) (d)	65,060	3,221,771
US Bancorp, Series F, 3 mo. USD LIBOR + 4.468%, VRN 6.500%	10,544	317,585
US Bancorp, Series G, 3 mo. USD LIBOR + 4.861%, VRN 6.000%	4,916	126,145
Wells Fargo & Co. 7.500%	190	248,634

		13,035,117

TOTAL PREFERRED STOCK (Cost $14,724,060)		16,591,851

TOTAL EQUITIES (Cost $314,736,702)		329,717,500

	Principal Amount
BONDS & NOTES — 30.3%

BANK LOANS — 0.9%
Netherlands — 0.1%
Promontoria Blue Holding 2 B.V., Mezzanine EUR (e) 7.000% 4/17/20	$743,258	834,939

Norway — 0.0%
Drillships Financing Holding, Inc., Term Loan B1 6.000% 3/31/21	334,856	166,591

United States — 0.8%
Calpine Corp., Term Loan B5 3.590% 5/27/22	518,438	519,557
Drillships Ocean Ventures, Inc., Term Loan B 5.500% 7/25/21	292,690	201,663
Fieldwood Energy LLC, New 1st Lien Term Loan 8.375% 8/31/20	130,182	107,888
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	295,787	114,863
Fieldwood Energy LLC, 1st Lien Last Out Term Loan 8.375% 9/30/20	175,746	122,144
Hilton Worldwide Finance LLC, USD Term Loan B2 3.500% 10/26/20	1,031,235	1,036,392
Novelis, Inc., 2015 Term Loan B 4.000% 6/02/22	296,250	297,548

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Seadrill Partners Finco LLC, Term Loan B 4.000% 2/21/21	$624,565	$309,678
Sheridan Production Partners II, L.P., Term Loan B 4.340% 12/16/20	689,957	458,821
Sheridan Production Partners II, L.P., Term Loan M 4.340% 12/16/20	35,788	23,799
Sheridan Production Partners II, L.P., Term Loan A 4.340% 12/16/20	95,953	63,809
Univar, Inc., 2015 Term Loan 4.250% 7/01/22	499,950	500,575
Univision Communications, Inc., Term Loan C4 4.000% 3/01/20	633,474	634,563

		4,391,300

TOTAL BANK LOANS (Cost $6,293,032)		5,392,830

CORPORATE DEBT — 6.5%
Argentina — 0.3%
IRSA Propiedades Comerciales S.A. (b) 8.750% 3/23/23	252,000	282,240
YPF SA (b) 8.500% 7/28/25	1,118,000	1,226,670

		1,508,910

Australia — 0.3%
TFS Corp. Ltd. (Acquired 7/20/16,Cost $1,525,000) (b) (f) 8.750% 8/01/23	1,525,000	1,555,500

Cayman Islands — 0.1%
Alibaba Group Holding Ltd. 3.125% 11/28/21	565,000	589,122
Odebrecht Finance Ltd. (b) 4.375% 4/25/25	400,000	150,000

		739,122

Chile — 0.0%
Inversiones Alsacia SA (b) (g) 8.000% 12/31/18	441,736	33,130

France — 0.1%
BNP Paribas SA 2.400% 12/12/18	734,000	745,169

Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (b) 5.500% 1/15/23	202,000	209,575

	Principal Amount	Value
India — 0.1%
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (b) (f) (g) 5.500% 11/13/49	$618,000	$3,090
Suzlon Energy Ltd., Convertible STEP (b) 5.750% 7/16/19	738,000	738,000

		741,090

Ireland — 0.0%
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	202,000	207,472

Italy — 0.2%
Intesa Sanpaolo SpA 3.875% 1/15/19	546,000	562,184
Telecom Italia SpA (b) 5.303% 5/30/24	487,000	497,894

		1,060,078

Japan — 0.1%
Sumitomo Mitsui Banking Corp. 2.450% 1/10/19	439,000	446,511

Luxembourg — 0.2%
Actavis Funding SCS 3.000% 3/12/20	428,000	441,916
Intelsat Jackson Holdings SA 7.500% 4/01/21	483,000	364,665
Intelsat Jackson Holdings SA (b) 8.000% 2/15/24	135,000	135,338
Telecom Italia Finance SA EUR (b) (e) 6.125% 11/15/16	400,000	440,461

		1,382,380

Mexico — 0.1%
Petroleos Mexicanos (b) 4.625% 9/21/23	545,000	545,763
Trust F/1401 (b) 5.250% 12/15/24	270,000	280,125

		825,888

Netherlands — 0.2%
Bio City Development Co. B.V., Convertible (Acquired 7/06/11, Cost $1,400,000) (b) (d) (f) (g) 8.000% 7/06/18	1,400,000	497,840
Constellium NV EUR (b) (e) 7.000% 1/15/23	250,000	269,767
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.950% 11/09/22	251,000	263,117
ING Groep NV USD 5 year swap rate + 4.445%, VRN 6.000% 12/31/49	280,000	272,125

		1,302,849

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Singapore — 0.3%
CapitaLand Ltd. SGD (b) (e) 1.950% 10/17/23	$500,000	$371,233
CapitaLand Ltd., Convertible SGD (c) (e) 2.100% 11/15/16	500,000	364,358
Global Logistic Properties Ltd. (c) 3.875% 6/04/25	844,000	878,881

		1,614,472

Spain — 0.2%
Telefonica Participaciones SAU EUR (c) (e) 4.900% 9/25/17	700,000	675,863
Telefonica SA EUR (c) (e) 6.000% 7/24/17	200,000	195,036

		870,899

Switzerland — 0.1%
UBS AG 2.375% 8/14/19	325,000	331,520

United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., Convertible (b) 7.000% 10/31/17	1,019,810	933,126

United Kingdom — 0.4%
HSBC Holdings PLC USD 5 Year Swap Rate + 3.705%, VRN 6.375% 12/29/49	905,000	891,425
Lloyds Bank PLC 2.300% 11/27/18	200,000	202,175
Lloyds TSB Bank PLC 5 Year UK Gilt + 13.400%, VRN GBP (e) 13.000% 1/29/49	465,000	1,050,488
UBS Group Funding Jersey Ltd. (b) 4.125% 9/24/25	220,000	230,557

		2,374,645

United States — 3.6%
AbbVie, Inc. 2.300% 5/14/21	426,000	429,700
AbbVie, Inc. 2.500% 5/14/20	526,000	536,243
Activision Blizzard, Inc. (b) 2.300% 9/15/21	120,000	120,313
AliphCom, Convertible VRN (d) (g) 12.000% 4/01/20	191,000	19,807
AliphCom, Convertible VRN (d) (g) 12.000% 4/01/20	2,617,000	271,383
Ally Financial, Inc. 2.750% 1/30/17	434,000	434,814
Ally Financial, Inc. 3.500% 1/27/19	302,000	304,642

	Principal Amount	Value
American Express Co. 3 mo. USD LIBOR + 3.285%, VRN 4.900% 12/29/49	$311,000	$306,724
American Tower Corp. 3.400% 2/15/19	119,000	123,646
AT&T, Inc. 2.375% 11/27/18	612,000	623,523
AT&T, Inc. 3.000% 6/30/22	976,000	1,003,433
Bank of America Corp. 2.000% 1/11/18	249,000	250,146
Bank of America Corp. 2.600% 1/15/19	243,000	247,743
Berkshire Hathaway, Inc. 2.750% 3/15/23	343,000	356,440
Cablevision Systems Corp. 5.875% 9/15/22	203,000	184,730
Cisco Systems, Inc. 2.200% 2/28/21	341,000	348,905
Citigroup, Inc. 1.800% 2/05/18	703,000	704,772
Citigroup, Inc. 3 mo. USD LIBOR + 4.059%, VRN 5.875% 12/29/49	579,000	584,848
Citigroup, Inc. 3 mo. USD LIBOR + 4.068%, VRN 5.950% 12/31/49	206,000	213,402
Cobalt International Energy, Inc., Convertible 2.625% 12/01/19	656,000	333,740
Cobalt International Energy, Inc., Convertible 3.125% 5/15/24	806,000	306,280
Delta Topco Ltd. (d) 10.000% 11/24/60	812,209	771,598
eBay, Inc. 3.800% 3/09/22	242,000	258,789
Edgewell Personal Care Co 4.700% 5/24/22	259,000	267,741
Edgewell Personal Care Co. 4.700% 5/19/21	268,000	282,638
Ford Motor Credit Co. LLC 2.551% 10/05/18	200,000	202,933
Ford Motor Credit Co. LLC 5.000% 5/15/18	452,000	474,444
Forest Laboratories, Inc. (b) 5.000% 12/15/21	222,000	248,456
Freeport-McMoRan, Inc. 3.875% 3/15/23	259,000	232,432
General Electric Capital Corp. 5.550% 5/04/20	57,000	64,594
General Electric Capital Corp. 3 mo. USD LIBOR + 2.289%, VRN 6.375% 11/15/67	291,000	301,913

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Co. 3 mo. USD LIBOR + 3.330%, VRN 5.000% 12/29/49	$493,000	$524,281
General Motors Financial Co., Inc. 3.500% 7/10/19	372,000	383,234
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 3.922%, VRN 5.375% 12/31/49	500,000	502,486
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 3.884%, VRN 5.700% 12/31/49	477,000	483,559
Hughes Satellite Systems Corp. 7.625% 6/15/21	103,000	109,824
Hyundai Capital America (b) 2.000% 3/19/18	215,000	216,221
Intel Corp., Convertible 3.250% 8/01/39	168,000	307,230
JP Morgan Chase & Co. 2.295% 8/15/21	675,000	676,468
JP Morgan Chase & Co. 4.350% 8/15/21	204,000	224,000
JP Morgan Chase & Co. 3 mo. USD LIBOR + 3.250%, VRN 5.150% 12/29/49	551,000	553,755
JP Morgan Chase & Co. 3 mo. USD LIBOR + 3.330%, VRN 6.100% 12/31/49	1,102,000	1,163,987
Medtronic, Inc. 3.150% 3/15/22	550,000	584,806
Merrill Lynch & Co., Inc. 6.875% 4/25/18	242,000	261,084
Morgan Stanley 3 mo. USD LIBOR + 3.610%, VRN 5.450% 12/31/49	353,000	354,179
Mylan, Inc. 2.550% 3/28/19	339,000	343,303
NBCUniversal Enterprise, Inc. (b) 5.250% 3/29/49	300,000	320,250
Oracle Corp. 1.900% 9/15/21	1,056,000	1,058,679
QUALCOMM, Inc. 3.000% 5/20/22	577,000	605,396
Sabine Pass Liquefaction LLC STEP 5.625% 4/15/23	252,000	269,010
Synchrony Financial 3.750% 8/15/21	129,000	135,688
T-Mobile USA, Inc. 6.000% 4/15/24	314,000	335,980
USB Capital IX 3 mo. USD LIBOR + 1.020%, VRN 3.500% 10/29/49	149,000	127,581
Verizon Communications, Inc. 1.750% 8/15/21	105,000	103,852

	Principal Amount	Value
Verizon Communications, Inc. 2.625% 8/15/26	$232,000	$227,701
Volkswagen Group of America Finance LLC (c) 2.450% 11/20/19	276,000	278,755

		20,962,081

TOTAL CORPORATE DEBT (Cost $42,523,768)		37,844,417

PASS-THROUGH SECURITIES — 0.1%
United Kingdom — 0.1%
Logistics GBP (Acquired 8/03/15, Cost $373,518), 3 mo. GBP LIBOR + 3.600%, FRN GBP (b) (e) (f) 3.988% 8/20/25	389,000	482,434

TOTAL PASS-THROUGH SECURITIES (Cost 582,072)		482,434

SOVEREIGN DEBT OBLIGATIONS — 10.4%
Argentina — 0.6%
Argentine Republic Government International Bond (b) 6.875% 4/22/21	744,000	809,844
Argentine Republic Government International Bond (b) 7.125% 7/06/36	944,000	999,696
Argentine Republic Government International Bond (b) 7.500% 4/22/26	943,000	1,063,704
City of Buenos Aires Argentina (b) 8.950% 2/19/21	327,000	372,780
Provincia de Buenos Aires (b) 9.125% 3/16/24	168,000	187,950

		3,433,974

Australia — 1.3%
Australia Government Bond AUD (c) (e) 5.750% 5/15/21	2,981,000	2,701,178
Australia Government Bond AUD (c) (e) 5.750% 7/15/22	5,352,000	5,008,832

		7,710,010

Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie B BRL (e) 6.000% 8/15/22	317,000	286,787
Brazil Notas do Tesouro Nacional Serie F BRL (e) 10.000% 1/01/18	3,701,000	1,112,432

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Brazil Notas do Tesouro Nacional Serie F BRL (e) 10.000% 1/01/21	$4,723,000	$1,385,138
Brazilian Government International Bond EUR (e) 2.875% 4/01/21	209,000	239,124
Brazilian Government International Bond 4.875% 1/22/21	350,000	373,625

		3,397,106

Canada — 1.6%
Canadian Government Bond CAD (e) 0.250% 5/01/18	2,515,000	1,909,057
Canadian Government Bond CAD (e) 0.500% 8/01/18	6,375,000	4,856,993
Canadian Government Bond CAD (e) 0.750% 3/01/21	1,578,000	1,212,147
Canada Housing Trust No 1 (b)	1,615,000	1,244,730

		9,222,927

France — 0.6%
France Government Bond OAT EUR (c) (e) 0.500% 5/25/26	2,887,623	3,361,274

Germany — 0.6%
Bundesobligation EUR (c) (e) 4/09/21	3,254,000	3,760,142

Hungary — 0.4%
Hungary Government Bond HUF (e) 5.500% 6/24/25	88,670,000	392,424
Hungary Government International Bond 6.250% 1/29/20	225,000	252,855
Hungary Government International Bond 6.375% 3/29/21	1,522,000	1,763,618

		2,408,897

Indonesia — 0.2%
Indonesia Government International Bond EUR (b) (e) 2.625% 6/14/23	758,000	893,651
Republic of Indonesia (b) 6.875% 1/17/18	316,000	336,139

		1,229,790

Italy — 0.4%
Italy Buoni Poliennali Del Tesoro EUR (e) 1.500% 6/01/25	1,903,000	2,222,172

Japan — 0.8%
Japan Government Two Year Bond JPY (e) 0.100% 3/15/17	134,750,000	1,331,341
Japan Government Two Year Bond JPY (e) 0.100% 3/15/18	312,950,000	3,104,317

		4,435,658

	Principal Amount	Value
Mexico — 0.8%
Mexican Bonos MXN (e) 6.500% 6/10/21	$89,849,400	$4,774,063

New Zealand — 0.5%
New Zealand Government Bond NZD (c) (e) 6.000% 5/15/21	3,539,000	3,034,967

Poland — 0.8%
Poland Government Bond PLN (e) 2.500% 7/25/26	5,887,000	1,484,873
Poland Government Bond PLN (e) 3.250% 7/25/25	5,261,000	1,419,158
Poland Government Bond PLN (e) 5.250% 10/25/20	3,129,000	915,649
Poland Government Bond PLN (e) 5.750% 10/25/21	2,660,000	806,994

		4,626,674

Republic of Korea — 0.1%
Export-Import Bank of Korea 2.625% 12/30/20	498,000	515,295
Export-Import Bank of Korea 2.875% 9/17/18	200,000	205,921

		721,216

Romania — 0.1%
Romania Government Bond RON (e) 4.750% 2/24/25	1,500,000	431,519

Spain — 0.2%
Spain Government Bond EUR (b) (c) (e) 1.950% 4/30/26	1,055,000	1,301,303

United Kingdom — 0.8%
United Kingdom Gilt GBP (c) (e) 1.500% 7/22/26	3,388,678	4,698,460
United Kingdom Gilt GBP (c) (e) 2.000% 9/07/25	43,544	62,974

		4,761,434

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $60,482,443)		60,833,126

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.6%
United States — 1.6%
Pass-Through Securities — 1.6%
Federal National Mortgage Association TBA, Pool #1817 (h) 3.000% 12/01/43	8,902,939	9,234,712

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $9,186,373)		9,234,712

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 10.8%
United States — 10.8%
U.S. Treasury Bond 2.250% 8/15/46	$690,900	$680,450
U.S. Treasury Inflation Index 0.125% 4/15/21	5,801,951	5,923,090
U.S. Treasury Inflation Index 0.625% 1/15/26	10,026,409	10,544,875
U.S. Treasury Inflation Index 1.000% 2/15/46 (n)	809,700	895,068
U.S. Treasury Note (i) 0.875% 1/31/17	1,614,600	1,617,156
U.S. Treasury Note (j) 1.125% 7/31/21	1,350,200	1,348,364
U.S. Treasury Note 1.125% 8/31/21	13,939,400	13,926,768
U.S. Treasury Note 1.125% 9/30/21	17,274,000	17,251,058
U.S. Treasury Note 1.250% 3/31/21	5,826,700	5,857,473
U.S. Treasury Note 1.500% 8/15/26	4,905,300	4,862,379

		62,906,681

TOTAL U.S. TREASURY OBLIGATIONS (Cost $62,507,630)		62,906,681

TOTAL BONDS & NOTES (Cost $181,575,318)		176,694,200

	Number of Shares
MUTUAL FUNDS — 4.6%

Diversified Financial — 4.6%
United States — 4.6%
BlackRock Liquidity Funds Temp-Fund Portfolio	7,562,740	7,562,740
ETFS Gold Trust (i)	14,400	1,845,792
ETFS Physical Palladium Shares (i)	4,767	330,809
ETFS Platinum Trust (i)	3,939	389,173
iShares Gold Trust (a) (i)	157,258	1,995,604
iShares iBoxx High Yield Corporate Bond ETF	6,742	588,307
SPDR Gold Trust (i)	111,356	13,990,768

		26,703,193

TOTAL MUTUAL FUNDS (Cost $27,661,134)		26,703,193

	Units	Value
PURCHASED OPTIONS — 0.5%
Germany — 0.0%
Euro STOXX 50 Index, Call, Expires 3/17/17, Strike 3,025.00 (OTC — Morgan Stanley & Co.)	118	$18,787
Euro STOXX 50 Index, Call, Expires 3/17/17, Strike 3,025.00 (OTC — Morgan Stanley & Co.)	118	18,787
Euro STOXX 50 Index, Call, Expires 3/17/17, Strike 3,125.00 (OTC — Morgan Stanley & Co.)	226	23,877
Euro STOXX 50 Index, Call, Expires 6/16/17, Strike 3,150.00 (OTC — Citibank N.A.)	440	46,565
Euro STOXX 50 Index, Call, Expires 9/21/18, Strike 3,426.55 (OTC — Deutsche Bank AG)	190	21,626
Euro STOXX 600 Index, Call, Expires 3/18/17, Strike 355.61 (OTC — Credit Suisse International)	4,020	38,541

		168,183

	Notional Amount
Japan — 0.0%
6-Month JPY LIBOR BBA 5 year Swaption, Put, Expires 4/4/18, Strike 1.07 (OTC — Deutsche Bank AG); Underlying swap terminates 4/6/23	143,913,000	511

United States — 0.5%
3-Month USD LIBOR BBA 10 year Swaption, Put, Expires 12/12/16, Strike 1.54 (OTC — Goldman Sachs International); Underlying swap terminates 12/14/26	$6,821,400	61,007
3-Month USD LIBOR BBA 10 year Swaption, Put, Expires 12/12/16, Strike 1.94 (OTC — Goldman Sachs International); Underlying swap terminates 12/14/26	6,821,400	8,065
3-Month USD LIBOR BBA 5 year Swaption, Call, Expires 11/15/16, Strike 1.14 (OTC — Deutsche Bank AG); Underlying swap terminates 11/17/21	13,294,400	35,286

	Units
Accenture PLC Class A, Put, Expires 10/07/16, Strike 112.00	9	90

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Allstate Corp., Call, Expires 1/19/18, Strike 80.00 (OTC — Goldman Sachs International)	10,971	$14,866
Apple, Inc., Call, Expires 9/15/17, Strike 110.00 (OTC — UBS AG)	19,894	225,017
Armstrong Flooring, Inc., Call, Expires 1/19/18, Strike 85.00 (OTC — Goldman Sachs International)	17,229	22,225
BB&T Corp., Call, Expires 1/19/18, Strike 40.00 (OTC — Goldman Sachs International)	23,956	53,182
Benefitfocus, Inc., Call, Expires 1/19/18, Strike 45.00 (OTC — Goldman Sachs International)	30,341	31,858
Biogen, Inc., Call, Expires 10/21/16, Strike 285.00	2	5,680
Capital One Financial Corp., Call, Expires 1/19/18, Strike 80.00 (OTC — Goldman Sachs International)	24,522	114,640
CBOE S&P Volatility Index, Call, Expires 10/19/16, Strike 22.00 (OTC — Citibank N.A.)	6,639	2,490
CBOE S&P Volatility Index, Call, Expires 11/16/16, Strike 22.00 (OTC — Societe Generale)	6,614	7,275
CBOE S&P Volatility Index, Put, Expires 10/19/16, Strike 16.00 (OTC — Barclays Bank PLC)	33,150	48,068
CBOE S&P Volatility Index, Put, Expires 10/19/16, Strike 16.00 (OTC — Citibank N.A.)	13,445	19,495
Charles Schwab Corp., Call, Expires 1/19/18, Strike 40.00 (OTC — Goldman Sachs International)	33,606	42,848
Cintas Corp., Put, Expires 10/21/16, Strike 110.00 (OTC — Bank of America N.A.)	1,502	1,577
CIT Group, Inc., Call, Expires 1/19/18, Strike 42.00 (OTC — Goldman Sachs International)	14,737	39,422
Citigroup, Inc., Call, Expires 1/19/18, Strike 55.00 (OTC — Goldman Sachs International)	33,606	87,712
CME Group, Inc., Call, Expires 1/19/18, Strike 115.00 (OTC — Goldman Sachs International)	11,792	48,347
Comerica, Inc., Call, Expires 1/19/18, Strike 55.00 (OTC — Goldman Sachs International)	20,608	54,199
E*TRADE Financial Corp., Call, Expires 1/19/18, Strike 35.00 (OTC — Goldman Sachs International)	30,521	63,026
Fitbug Holdings PLC, Call, Expires 1/19/18, Strike 25.00 (OTC — Goldman Sachs International)	33,606	23,524

	Units	Value
JP Morgan Chase & Co., Call, Expires 1/19/18, Strike 70.00 (OTC — Goldman Sachs International)	33,606	$144,506
KeyCorp, Call, Expires 1/19/18, Strike 15.00 (OTC — Goldman Sachs International)	33,606	15,963
Lincoln National Corp., Call, Expires 1/19/18, Strike 55.00 (OTC — Goldman Sachs International)	20,413	55,625
Manulife Financial Corp., Call, Expires 1/19/18, Strike 22.00 (OTC — Goldman Sachs International)	33,606	12,167
MetLife Inc., Call, Expires 1/19/18, Strike 52.50 (OTC — Goldman Sachs International)	33,606	61,331
MetLife Inc., Call, Expires 1/20/17, Strike 50.00 (OTC — UBS AG)	10,841	4,662
MetLife Inc., Call, Expires 1/20/17, Strike 52.50 (OTC — UBS AG)	9,900	1,683
Morgan Stanley, Call, Expires 1/19/18, Strike 35.00 (OTC — Goldman Sachs International)	33,606	86,367
Prudential Financial, Inc., Call, Expires 1/20/17, Strike 87.50 (OTC — Morgan Stanley & Co.)	12,100	21,175
QUALCOMM, Inc., Call, Expires 5/19/17, Strike 52.50 (OTC — Deutsche Bank AG)	17,892	305,653
RF Micro Devices, Inc., Call, Expires 1/19/18, Strike 12.00 (OTC — Goldman Sachs International)	33,606	13,442
S&P 500 Index, Put, Expires 10/21/16, Strike 2100.00 (OTC — Credit Suisse International)	2,327	18,500
S&P 500 Index, Put, Expires 11/18/16, Strike 2130.00 (OTC — Credit Suisse International)	4,667	140,477
S&P 500 Index, Put, Expires 11/30/16, Strike 2125.00 (OTC — BNP Paribas SA)	2,336	92,038
S&P 500 Index, Put, Expires 11/30/16, Strike 2140.00 (OTC — Societe Generale)	2,336	90,043
SPDR Gold Shares, Call, Expires 1/20/17, Strike 121.00 (OTC — Societe Generale) (i)	16,096	109,050
SPDR Gold Shares, Call, Expires 10/21/16, Strike 127.00 (OTC — JP Morgan Chase Bank N.A.) (i)	8,127	7,436
SPDR Gold Shares, Call, Expires 11/18/16, Strike 130.00 (i)	169	19,097

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
SPDR Gold Shares, Call, Expires 12/02/16, Strike 127.00 (OTC — Societe Generale) (i)	8,637	$20,872
SPDR Gold Shares, Call, Expires 12/02/16, Strike 127.00 (OTC — JP Morgan Chase Bank N.A.) (i)	8,637	20,872
SPDR Gold Shares, Call, Expires 12/16/16, Strike 100.00 (OTC — JP Morgan Chase Bank N.A.) (i)	8,663	224,588
SPDR Gold Shares, Call, Expires 12/16/16, Strike 125.00 (OTC — JP Morgan Chase Bank N.A.) (i)	16,042	58,954
State Street Corp., Call, Expires 1/19/18, Strike 72.50 (OTC — Goldman Sachs International)	22,737	147,222
SunTrust Banks, Inc., Call, Expires 1/19/18, Strike 55.00 (OTC — Goldman Sachs International)	33,606	35,790
SYF Resources Bhd, Call, Expires 1/19/18, Strike 35.00 (OTC — Goldman Sachs International)	33,606	36,126
TD Ameritrade Holding Corp., Call, Expires 1/19/18, Strike 40.00 (OTC — Goldman Sachs International)	28,644	61,585
Travelers Com., Call, Expires 1/19/18, Strike 135.00 (OTC — Goldman Sachs International)	10,393	18,707
USD Call JPY Put, Expires 10/04/16, Strike 110.00 (OTC — JP Morgan Chase Bank N.A.)	3,156,717	3
USD Call JPY Put, Expires 11/15/16, Strike 108.50 (OTC — Deutsche Bank AG)	3,193,259	2,296
USD Call JPY Put, Expires 2/01/17, Strike 103.00 (OTC — Goldman Sachs International)	3,426,283	60,128
Wells Fargo & Co., Call, Expires 1/19/18, Strike 55.00 (OTC — Goldman Sachs International)	33,606	25,205
Zions Bancorp, Call, Expires 1/19/18, Strike 35.00 (OTC — Goldman Sachs International)	27,553	54,555

		2,976,017

TOTAL PURCHASED OPTIONS (Cost $3,452,608)		3,144,711

	Number of Shares	Value
WARRANTS — 0.0%
Australia — 0.0%
TFS Corp. Ltd. AUD, Expires 7/15/18, Strike 1.28 (a)	222,000	$60,949

TOTAL WARRANTS (Cost $0)		60,949

TOTAL LONG-TERM INVESTMENTS (Cost $527,425,762)		536,320,553

	Principal Amount

SHORT-TERM INVESTMENTS — 9.5%
Short Term Instruments — 0.0%
Brown Brothers Overnight Sweep CAD (e) 0.000% 10/03/16	1,480	$1,128
Brown Brothers Overnight Sweep GBP (e) 0.000% 10/03/16	5,853	7,586
Brown Brothers Overnight Sweep JPY (e) 0.000% 10/03/16	359,010	3,540
Brown Brothers Overnight Sweep SGD (e) 0.000% 10/03/16	5,775	4,235
Brown Brothers Overnight Sweep EUR (e) 0.000% 10/03/16	39,075	43,894
Brown Brothers Overnight Sweep AUD (e) 0.001% 10/03/16	10,136	7,758
Brown Brothers Overnight Sweep HKD (e) 1.000% 10/03/16	2,890	373

		68,514

Sovereign Debt Obligations — 6.5%
Japan Treasury Discount Bill JPY (e) 0.000% 11/07/16	140,000,000	1,380,899
Japan Treasury Discount Bill JPY (e) 0.000% 11/21/16	680,000,000	6,707,883
Japan Treasury Discount Bill JPY (e) 0.000% 12/05/16	660,000,000	6,511,256
Japan Treasury Discount Bill JPY (e) 0.010% 10/03/16	660,000,000	6,508,555
Japan Treasury Discount Bill JPY (e) 0.010% 10/11/16	130,000,000	1,281,978

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Japan Treasury Discount Bill JPY (e) 0.010% 10/17/16	330,000,000	$3,254,329
Japan Treasury Discount Bill JPY (e) 0.010% 10/24/16	200,000,000	1,972,449
Japan Treasury Discount Bill JPY (e) 0.010% 10/31/16	670,000,000	6,608,312
Japan Treasury Discount Bill JPY (e) 0.010% 3/10/17	340,000,000	3,356,661

		37,582,322

Time Deposit — 0.0%
Brown Brothers Time Deposit 0.150% 10/03/16	$56,560	56,560

		56,560

U.S. Treasury Bill — 3.0%
U.S. Treasury Bill 0.000% 11/10/16	3,000,000	2,999,376
U.S. Treasury Bill 0.000% 11/17/16	3,268,000	3,267,284
U.S. Treasury Bill 0.000% 11/17/16	7,000,000	6,998,467
U.S. Treasury Bill 0.000% 12/29/16	4,000,000	3,997,324

		17,262,451

TOTAL SHORT-TERM INVESTMENTS (Cost $54,298,431)		54,969,847

TOTAL INVESTMENTS — 101.7% (Cost $581,724,193) (k)		591,290,400

Other Assets/(Liabilities) — (1.7)%		(9,744,095)

NET ASSETS — 100.0%		$581,546,305

	Number of Shares

EQUITIES SOLD SHORT — (0.6)%
United States — (0.6)%
Alcoa, Inc.	(28,733)	(291,353)
Church & Dwight Co., Inc.	(8,018)	(384,223)
Ecolab, Inc.	(6,767)	(823,679)
Gentex Corp.	(17,865)	(313,709)
LafargeHolcim Ltd.	(6,904)	(372,675)
The Procter & Gamble Co.	(9,785)	(878,204)
The Walt Disney Co.	(2,897)	(269,015)

		(3,332,858)

TOTAL EQUITIES SOLD SHORT (Cost $(3,247,302))		(3,332,858)

Notes to Consolidated Portfolio of Investments

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
OAT	Obligations Assimilables du Tresor
PLN	Polish Zloty
REIT	Real Estate Investment Trust
RON	New Romanian Leu
SGD	Singapore Dollar
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $20,638,422 or 3.55% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2016, these securities amounted to a value of $28,733,531 or 4.94% of net assets.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $8,673,177 or 1.49% of net assets.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	Restricted security. Certain securities are restricted as to resale. At September 30, 2016, these securities amounted to a value of $2,538,864 or 0.44% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(g)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2016, these securities amounted to a value of $825,250 or 0.14% of net assets.
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(j)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.
(l)	A portion of this security is pledged as collateral for written options. (Note 2).
(m)	A portion of this security is pledged as collateral for securities sold short.
(n)	A portion of this security is pledged as collateral for open swap agreements and purchased options. (Note 2).

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2016

Assets:
Investments, at value (Note 2) (a)	$536,320,553
Other short-term investments, at value (Note 2) (b)	54,969,847

Total investments	591,290,400

Foreign currency, at value (c)	91,288
Receivables from:
Investments sold	4,835,209
Closed swap agreements, at value	472
Collateral pledged for securities sold short	3,342,062
Investments sold on a when-issued basis (Note 2)	9,123,692
Collateral pledged for open swap agreements (Note 2)	726,880
Open forward foreign currency contracts (Note 2)	695,764
Investment adviser (Note 3)	79,675
Fund shares sold	936,867
Interest and dividends	1,852,943
Interest tax reclaim receivable	96,090
Foreign taxes withheld	215,809
Open swap agreements, at value (Note 2)	96,881
Prepaid expenses	31,740

Total assets	613,415,772

Liabilities:
Payables for:
Investments purchased	3,354,792
Collateral held for open derivative instruments (Note 2)	2,410,000
Written options outstanding, at value (Note 2) (d)	914,943
Payable for securities sold short, at value (Note 2) (e)	3,332,858
Payable for dividend on short sales (Note 2)	2,368
Open forward foreign currency contracts (Note 2)	1,545,411
Interest and dividends	810
Investments purchased on a when-issued basis (Note 2)	18,326,940
Fund shares repurchased	24,796
Payable for premium on purchased options	109,070
Open swap agreements, at value (Note 2)	1,008,579
Trustees’ fees and expenses (Note 3)	86,662
Variation margin on open derivative instruments (Note 2)	127,707
Affiliates (Note 3):
Investment advisory fees	369,972
Administration fees	24,045
Service fees	19,312
Shareholder service fees	2,443
Distribution fees	5,353
Due to custodian	266
Accrued expense and other liabilities	203,140

Total liabilities	31,869,467

Net assets	$581,546,305

Net assets consist of:
Paid-in capital	$583,080,481
Undistributed (accumulated) net investment income (loss)	4,287,912
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,526,054)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	7,703,966

Net assets	$581,546,305

(a) Cost of investments:	$527,425,762
(b) Cost of other short-term investments:	$54,298,431
(c) Cost of foreign currency:	$90,966
(d) Premiums on written options:	$1,392,888
(e) Proceeds from securities sold short:	$3,247,302

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2016

Class I shares:
Net assets	$519,732,965

Shares outstanding (a)	51,164,634

Net asset value, offering price and redemption price per share	$10.16

Class R5 shares:
Net assets	$7,390,009

Shares outstanding (a)	718,330

Net asset value, offering price and redemption price per share	$10.29

Service Class shares:
Net assets	$11,889,682

Shares outstanding (a)	1,173,097

Net asset value, offering price and redemption price per share	$10.14

Administrative Class shares:
Net assets	$9,991,038

Shares outstanding (a)	957,290

Net asset value, offering price and redemption price per share	$10.44

Class A shares:
Net assets	$5,747,559

Shares outstanding (a)	570,499

Net asset value, and redemption price per share	$10.07

Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.68

Class R4 shares:
Net assets	$16,391,813

Shares outstanding (a)	1,636,923

Net asset value, offering price and redemption price per share	$10.01

Class R3 shares:
Net assets	$10,403,239

Shares outstanding (a)	1,042,093

Net asset value, offering price and redemption price per share	$9.98

(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2016

Investment income (Note 2):
Dividends (a)	$7,702,999
Interest	5,285,606

Total investment income	12,988,605

Expenses (Note 3):
Investment advisory fees	4,619,492
Custody fees	691,218
Dividend expense on short sales	45,358
Audit fees	122,158
Legal fees	12,473
Accounting & Administration fees	95,510
Proxy fees	985
Shareholder reporting fees	44,411
Trustees’ fees	32,791
Registration and filing fees	88,675
Transfer agent fees	3,005

5,756,076
Administration fees:
Class R5	7,416
Service Class	20,867
Administrative Class	17,800
Class A	9,521
Class R4	22,299
Class R3	13,170
Distribution fees:
Class R3	16,462
Distribution and Service fees:
Class A	15,868
Class R4	27,874
Class R3	16,462
Shareholder service fees:
Service Class	6,956
Administrative Class	17,800
Class A	9,521

Total expenses	5,958,092
Expenses waived:
Class I fees reimbursed by adviser	(932,285)
Class R5 fees reimbursed by adviser	(12,921)
Service Class fees reimbursed by adviser	(24,259)
Administrative Class fees reimbursed by adviser	(20,683)
Class A fees reimbursed by adviser	(11,056)
Class R4 fees reimbursed by adviser	(19,326)
Class R3 fees reimbursed by adviser	(11,471)

Net expenses	4,926,091

Net investment income (loss)	8,062,514

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations (Continued)

For the Year Ended September 30, 2016

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(8,968,748)
Futures contracts	(1,145,748)
Written options	936,355
Equities sold short	164,388
Swap agreements	1,258,671
Foreign currency transactions	(4,555,479)

Net realized gain (loss)	(12,310,561)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	43,027,809 *
Futures contracts	(716,575)
Written options	1,279,127
Equities sold short	(115,372)
Swap agreements	(1,472,036)
Translation of assets and liabilities in foreign currencies	(1,498,670)

Net change in unrealized appreciation (depreciation)	40,504,283

Net realized gain (loss) and change in unrealized appreciation (depreciation)	28,193,722

Net increase (decrease) in net assets resulting from operations	$36,256,236

(a) Net of foreign withholding tax of:	$385,682
*	Net decrease in accrued foreign capital gains tax of $12,978.

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,062,514	$6,957,978	$11,628,710
Net realized gain (loss) on investment transactions	(12,310,561)	32,878,758	61,231,413
Net change in unrealized appreciation (depreciation) on investments	40,504,283	(64,183,496)	(60,316,510)

Net increase (decrease) in net assets resulting from operations	36,256,236	(24,346,760)	12,543,613

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(4,869,338)	(4,047,718)	(14,755,597)
Class R5	(52,551)	(48,694)	(169,078)
Service Class	(87,537)	(104,798)	(256,748)
Administrative Class	(50,140)	(93,968)	(348,785)
Class A	(5,165)	(56,930)	(163,835)
Class R4*	(40,214)	(19,439)	(2,109)
Class R3*	(24,764)	(11,857)	(1,927)

Total distributions from net investment income	(5,129,709)	(4,383,404)	(15,698,079)

From net realized gains:
Class I*	(31,056,390)	(10,201,389)	(50,989,230)
Class R5	(385,924)	(122,722)	(1,398,062)
Service Class	(760,006)	(264,121)	(966,912)
Administrative Class	(613,951)	(236,825)	(1,409,719)
Class A	(329,559)	(143,481)	(748,758)
Class R4*	(335,250)	(48,992)	(8,474)
Class R3*	(240,425)	(29,883)	(8,467)

Total distributions from net realized gains	(33,721,505)	(11,047,413)	(55,529,622)

Net fund share transactions (Note 5):
Class I*	(67,586,821)	15,794,623	685,027,830
Class R5	7,541	(5,211,039)	(620,435,772)
Service Class	(3,434,799)	4,775,909	958,033
Administrative Class	(4,222,420)	(2,064,230)	(703,123)
Class A	(1,229,207)	(1,231,555)	661,891
Class R4*	13,198,789	2,796,774	110,683
Class R3*	7,659,451	2,684,611	110,594

Increase (decrease) in net assets from fund share transactions	(55,607,466)	17,545,093	65,730,136

Total increase (decrease) in net assets	(58,202,444)	(22,232,484)	7,046,048
Net assets
Beginning of year	639,748,749	661,981,233	654,935,185

End of year	$581,546,305	$639,748,749	$661,981,233

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,287,912	$3,396,094	$(286,104)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the consolidated financial statements.

26

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27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]
Class I
9/30/16	$10.11	$0.14	$0.53	$0.67	$(0.08)	$(0.54)	$(0.62)	$10.16	6.91%
9/30/15[i]	10.73	0.11	(0.48)	(0.37)	(0.07)	(0.18)	(0.25)	10.11	(3.53%	)[b]
12/31/14[h]	11.80	0.13	0.06	0.19	(0.28)	(0.98)	(1.26)	10.73	1.57%	[b]
Class R5
9/30/16	$10.23	$0.13	$0.54	$0.67	$(0.07)	$(0.54)	$(0.61)	$10.29	6.81%
9/30/15[i]	10.87	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.23	(3.67%	)[b]
12/31/14	11.74	0.25	(0.02)	0.23	(0.12)	(0.98)	(1.10)	10.87	1.89%
12/31/13	10.73	0.12	1.44	1.56	(0.15)	(0.40)	(0.55)	11.74	14.65%
12/31/12	9.93	0.17	0.84	1.01	(0.18)	(0.03)	(0.21)	10.73	10.13%
12/31/11	10.79	0.19	(0.63)	(0.44)	(0.24)	(0.18)	(0.42)	9.93	(4.07%	)
Service Class
9/30/16	$10.08	$0.12	$0.54	$0.66	$(0.06)	$(0.54)	$(0.60)	$10.14	6.79%
9/30/15[i]	10.72	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.08	(3.72%	)[b]
12/31/14	11.74	0.19	0.03	0.22	(0.26)	(0.98)	(1.24)	10.72	1.80%
12/31/13	10.72	0.11	1.44	1.55	(0.13)	(0.40)	(0.53)	11.74	14.48%
12/31/12	9.93	0.15	0.85	1.00	(0.18)	(0.03)	(0.21)	10.72	10.10%
12/31/11	10.78	0.18	(0.63)	(0.45)	(0.22)	(0.18)	(0.40)	9.93	(4.15%	)
Administrative Class
9/30/16	$10.36	$0.11	$0.55	$0.66	$(0.04)	$(0.54)	$(0.58)	$10.44	6.61%
9/30/15[i]	11.02	0.09	(0.50)	(0.41)	(0.07)	(0.18)	(0.25)	10.36	(3.80%	)[b]
12/31/14	12.03	0.18	0.03	0.21	(0.24)	(0.98)	(1.22)	11.02	1.70%
12/31/13	10.98	0.09	1.48	1.57	(0.12)	(0.40)	(0.52)	12.03	14.36%
12/31/12	10.17	0.14	0.87	1.01	(0.17)	(0.03)	(0.20)	10.98	9.86%
12/31/11	10.79	0.16	(0.59)	(0.43)	(0.01)	(0.18)	(0.19)	10.17	(3.91%	)
Class A
9/30/16	$10.01	$0.09	$0.52	$0.61	$(0.01)	$(0.54)	$(0.55)	$10.07	6.26%
9/30/15[i]	10.67	0.07	(0.48)	(0.41)	(0.07)	(0.18)	(0.25)	10.01	(3.93%	)[b]
12/31/14	11.69	0.15	0.03	0.18	(0.22)	(0.98)	(1.20)	10.67	1.42%
12/31/13	10.69	0.06	1.44	1.50	(0.10)	(0.40)	(0.50)	11.69	14.13%
12/31/12	9.91	0.11	0.84	0.95	(0.14)	(0.03)	(0.17)	10.69	9.57%
12/31/11	10.77	0.13	(0.63)	(0.50)	(0.18)	(0.18)	(0.36)	9.91	(4.53%	)
Class R4
9/30/16	$9.99	$0.11	$0.51	$0.62	$(0.06)	$(0.54)	$(0.60)	$10.01	6.46%	*
9/30/15[i]	10.65	0.08	(0.49)	(0.41)	(0.07)	(0.18)	(0.25)	9.99	(3.84%	)[b]
12/31/14[h]	11.73	0.11	0.03	0.14	(0.24)	(0.98)	(1.22)	10.65	1.15%	[b]
Class R3
9/30/16	$9.98	$0.08	$0.52	$0.60	$(0.06)	$(0.54)	$(0.60)	$9.98	6.16%
9/30/15[i]	10.65	0.06	(0.48)	(0.42)	(0.07)	(0.18)	(0.25)	9.98	(4.03%	)[b]
12/31/14[h]	11.73	0.08	0.04	0.12	(0.22)	(0.98)	(1.20)	10.65	0.97%	[b]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	171%	90%	94%	66%	61%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
f	Amount is less than $500.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Includes short sale dividend and loan expense.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the consolidated financial statements.

28

Ratios / Supplemental Data
Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers[z]	Ratio of expenses to average daily net assets after expense waivers[j,z]	Short sale dividend and loan expense to average daily net assets[y]	Net investment income (loss) to average daily net assets[z]

$519,733		0.97%	0.80%	0.01%	1.39%
590,934		0.96%[a]	0.79%[a]	0.00%[a,e]	1.39%[a]
611,549		0.96%[a]	0.79%[a]	0.00%[a,e]	1.40%[a]

$7,390		1.07%	0.90%	0.01%	1.33%
7,340		1.06%[a]	0.89%[a]	0.00%[a,e]	1.26%[a]
12,994		1.01%	0.88%	0.00%[e]	2.12%
615,383		0.97%	0.86%	0.00%[e]	1.04%
547,436		1.00%	0.86%	N/A	1.57%
526,621		0.95%	0.86%	0.00%[e]	1.77%

$11,890		1.17%	1.00%	0.01%	1.23%
15,267		1.16%[a]	0.99%[a]	0.00%[a,e]	1.21%[a]
11,605		1.14%	0.99%	0.00%[e]	1.61%
11,658		1.07%	0.96%	0.00%[e]	0.98%
16,060		1.10%	0.96%	N/A	1.45%
786		1.05%	0.96%	0.00%[e]	1.63%

$9,991		1.27%	1.10%	0.01%	1.11%
14,055		1.26%[a]	1.09%[a]	0.00%[a,e]	1.09%[a]
16,936		1.25%	1.10%	0.00%[e]	1.50%
19,051		1.22%	1.11%	0.00%[e]	0.79%
23,253		1.25%	1.11%	N/A	1.29%
0	[f]	1.17%	1.10%	0.00%[e]	1.42%

$5,748		1.52%	1.35%	0.01%	0.87%
6,922		1.51%[a]	1.34%[a]	0.00%[a,e]	0.85%[a]
8,694		1.50%	1.35%	0.00%[e]	1.26%
8,844		1.47%	1.36%	0.00%[e]	0.53%
6,060		1.50%	1.36%	N/A	1.07%
2,015		1.45%	1.36%	0.00%[e]	1.24%

$16,392		1.42%	1.25%	0.01%	1.10%
2,642		1.41%[a]	1.24%[a]	0.00%[a,e]	0.93%[a]
101		1.41%[a]	1.24%[a]	0.00%[a,e]	1.20%[a]

$10,403		1.67%	1.50%	0.01%	0.83%
2,587		1.66%[a]	1.49%[a]	0.00%[a,e]	0.73%[a]
101		1.66%[a]	1.49%[a]	0.00%[a,e]	0.95%[a]

29

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

On May 13, 2015, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Fund from December 31 to September 30. Accordingly, the Fund’s consolidated financial statements and related notes include information as of the nine month period ended September 30, 2015, and the year ended December 31, 2014.

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2016, the Fund’s net assets were $581,546,305, of which $19,985,563 or 3.44%, represents the Subsidiary’s net assets.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally

30

Notes to Consolidated Financial Statements (Continued)

determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

31

Notes to Consolidated Financial Statements (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

32

Notes to Consolidated Financial Statements (Continued)

The following is the aggregate value by input level, as of September 30, 2016, for the Fund’s remaining investments:

Asset Investments	Level 1	Level 2	Level 3	Total
Common Stock*	$179,687,938	$132,437,889	$999,822	$313,125,649
Preferred Stock*	6,984,982	3,494,142	6,112,727	16,591,851
Bank Loans	-	5,392,830	-	5,392,830
Corporate Debt	-	36,280,699	1,563,718	37,844,417
Sovereign Debt Obligations	-	60,833,126	-	60,833,126
Pass-Through Securities	-	-	482,434	482,434
U.S. Government Agency Obligations and Instrumentalities	-	9,234,712	-	9,234,712
U.S. Treasury Obligations	-	62,906,681	-	62,906,681
Mutual Funds	26,703,193	-	-	26,703,193
Purchased Options	24,867	3,119,844	-	3,144,711
Warrants	-	60,949	-	60,949
Short-Term Investments	-	54,969,847	-	54,969,847

Total Investments	$213,400,980	$368,730,719	$9,158,701	$591,290,400

Liability Investments
Equities Sold Short*	$(2,960,183)	$(372,675)	$-	$(3,332,858)

Asset Derivatives
Forward Contracts	$-	$695,764	$-	$695,764
Swap Agreements	-	746,777	-	746,777

Total	$-	$1,442,541	$-	$1,442,541

Liability Derivatives
Forward Contracts	$-	$(1,545,411)	$-	$(1,545,411)
Futures Contracts	(271,052)	-	-	(271,052)
Swap Agreements	-	(1,185,017)	-	(1,185,017)
Written Options	(42,575)	(872,368)	-	(914,943)

Total	$(313,627)	$(3,602,796)	$-	$(3,916,423)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to investments sold and purchased on a when-issued basis, collateral pledged for securities sold short, collateral pledged for open swap agreements, collateral held for open swap agreements, collateral held for open options approximates fair value, and due to custodian, which would be categorized at Level 2, as of September 30, 2016.

The Fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended September 30, 2016. The Fund recognizes transfers between the Levels as of the beginning of the year.

33

Notes to Consolidated Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/15	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 9/30/16	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/16
Common Stock	$1,584,934	$-	$-	$(585,112)	$-	$-	$-		$-		$999,822	$(585,112)
Preferred Stock	5,668,903	-	-	443,824	-	-	-		-		6,112,727	443,824
Corporate Debt†	30,900	-	-	(27,810)	-	-	-		-		3,090	(27,810)
Corporate Debt	4,059,916	-	-	(2,764,125)	264,837	-	-		-		1,560,628	(2,764,125)
Pass-Through Securities†	-	-	-	(84,253)	-	-	566,687	**	-		482,434	(84,253)
Warrants	66,101	-	-	-	-	-	-		(66,101	)***	-	-

	$11,410,754	$-	$-	$(3,017,476)	$264,837	$-	$566,687		$(66,101)		$9,158,701	$(3,017,476)

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as inputs were less observable.
***	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund, other than those disclosed below.

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock —$999,822
Delta Topco Ltd.	$8	Market Approach	Enterprise Value Coverage Analysis	3%
			EV/Multiple	17.50x
Dropbox, Inc.	$978,290	Market Approach	EV/Multiple	6.50x
			Discount for Lack of Marketability	10%
Lookout Inc.	$21,524	Market Approach	Probability Weighted Return Method	8.58x
			IPO 2017 Probability	20%
			IPO 2018 Probability	30%
			Option Pricing Method Probability	50%

34

Notes to Consolidated Financial Statements (Continued)

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Corporate Debt — $1,560,628
AliphCom Convertible Bond	$271,383	Market Approach	Enterprise Value Coverage Analysis	10.37%
AliphCom Convertible Bond	$19,807
Bio City Development Co. B.V.	$497,840	Market Approach	Debt Restructure Analysis - Expected Recovery Rate	49.60%
			Cashflow discount rate	15%
Delta Topco Ltd.	$771,598	Market Approach	Enterprise Value Coverage Analysis	100%
			EV/Multiple	17.50x

Preferred Stock — $6,112,727
Domo, Inc. Series D-2, Convertible	$1,043,137	Market Approach	Probability Weighted Return Method	12.72x
			IPO 2017 Probability	20.00%
			IPO 2018 Probability	22.50%
			Sale Scenario Probability	5.00%
			Insolvency Probability	2.50%
			Option Pricing Method Probability	50.00%
Grand Rounds, Inc Series C Convertible	$337,278	Market Approach	Option Pricing Method / EV Multiple	5.00x
Lookout Inc. Series F	$527,436	Market Approach	Probability Weighted Return Method	8.58x
			IPO 2017 Probability	20%
			IPO 2018 Probability	30%
			Option Pricing Method Probability	50%
Palantir Technologies, Inc. Series I	$983,105	Market Approach	EV/Multiple	11.50x
			2 Year Revenue Growth Rate	82.6%
Uber Technologies, Inc. Series D	$3,221,771	Market Approach	EV/Multiple	15.63x
			2 Year Revenue Growth Rate	278.6%

Total	$8,673,177

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended September 30, 2016. The following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

35

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use
Total Return Swaps****
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	A
Intention to Create Investment Leverage in Portfolio	M
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Income	M
Substitution for Direct Investment	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Income	M
Substitution for Direct Investment	A

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investment	A
Directional Investment	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At September 30, 2016, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$695,764	$-	$695,764
Swap Agreements*	-	96,881	-	-	96,881
Swap Agreements^^,^^^	647,920	-	-	1,976	649,896
Purchased Options*	-	2,977,415	62,427	104,869	3,144,711

Total Value	$647,920	$3,074,296	$758,191	$106,845	$4,587,252

36

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Liability Derivatives
Forward Contracts^	$-	$-	$(1,545,411)	$-	$(1,545,411)
Futures Contracts^^	-	(271,052)	-	-	(271,052)
Swap Agreements^	-	(16,247)	(992,332)	-	(1,008,579)
Swap Agreements^^,^^^	-	-	-	(176,438)	(176,438)
Written Options^	-	(692,693)	(118,747)	(60,928)	(872,368)
Written Options^,^^^	-	(42,575)	-	-	(42,575)

Total Value	$-	$(1,022,567)	$(2,656,490)	$(237,366)	$(3,916,423)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(4,219,623)	$-	$(4,219,623)
Futures Contracts	-	(1,145,748)	-	-	(1,145,748)
Swap Agreements	718,319	63,256	39,592	437,504	1,258,671
Purchased Options	-	(4,685,873)	(276,752)	(870,120)	(5,832,745)
Written Options	-	426,211	328,042	182,102	936,355

Total Realized Gain (Loss)	$718,319	$(5,342,154)	$(4,128,741)	$(250,514)	$(9,003,090)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(1,508,487)	$-	$(1,508,487)
Futures Contracts	-	(716,575)	-	-	(716,575)
Swap Agreements	(77,712)	(154,934)	(1,002,599)	(236,791)	(1,472,036)
Purchased Options	-	2,891,114	(61,156)	(75,129)	2,754,829
Written Options	-	1,047,112	120,447	111,568	1,279,127

Total Change in Appreciation (Depreciation)	$(77,712)	$3,066,717	$(2,451,795)	$(200,352)	$336,858

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
^^^	Represents centrally cleared swaps or exchange-traded written options, which are not subject to a master netting agreement.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.

For the year ended September 30, 2016, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	Forward Contracts ($)	Swap Agreements ($)	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
234	94,166,898	84,809,635	9,451,950	406,679,922	18,963,950	41,901,453

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options, and written options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2016.

37

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of September 30, 2016.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$1,577	$(1,577)	$-	$-
Barclays Bank PLC	48,068	(48,068)	-	-
BNP Paribas SA	190,670	(56,399)	-	134,271
Citibank N.A.	148,240	(142,147)	-	6,093
Credit Suisse International	273,284	(180,225)	(93,059)	-
Deutsche Bank AG	549,744	(464,633)	-	85,111
Goldman Sachs International	1,647,747	(266,916)	(1,300,000)	80,831
HSBC Bank USA	85,458	(51,003)	-	34,455
JP Morgan Chase Bank N.A.	390,369	(390,369)	-	-
Morgan Stanley & Co.	118,730	(118,730)	-	-
Societe Generale	227,240	(30,310)	-	196,930
UBS AG	231,362	(215,694)	-	15,668

	$3,912,489	$(1,966,071)	$(1,393,059)	$553,359

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund as of September 30, 2016.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(992,520)	$1,577	$508,464	$(482,479)
Barclays Bank PLC	(143,934)	48,068	-	(95,866)
BNP Paribas SA	(56,399)	56,399	-	-
Citibank N.A.	(142,147)	142,147	-	-
Credit Suisse International	(180,225)	180,225	-	-
Deutsche Bank AG	(464,633)	464,633	-	-
Goldman Sachs International	(266,916)	266,916	-	-
HSBC Bank USA	(51,003)	51,003	-	-
JP Morgan Chase Bank N.A.	(438,560)	390,369	-	(48,191)
Morgan Stanley & Co.	(444,017)	118,730	-	(325,287)
Societe Generale	(30,310)	30,310	-	-
UBS AG	(215,694)	215,694	-	-

	$(3,426,358)	$1,966,071	$508,464	$(951,823)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2016, are discussed below.

38

Notes to Consolidated Financial Statements (Continued)

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions, for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

Forward Foreign Currency Contracts and Foreign Currency Options. The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Foreign Currency Swaps. The Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. For a description of risks associated with swap transactions and the accounting treatment, see “Swap Agreements” below.

The Fund had the following open forward foreign currency contracts at September 30, 2016. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
AED	299,000	BNP Paribas SA*	01/19/17	$81,096	$231
AED	302,000	BNP Paribas SA*	01/25/17	81,898	240

				162,994	471

TWD	53,249,100	Citibank N.A.*	01/09/17	1,623,711	79,690

EUR	977,000	Credit Suisse International*	11/25/16	1,109,520	(9,446)
TWD	52,804,552	Credit Suisse International*	01/11/17	1,613,512	75,766

				2,723,032	66,320

39

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
BRL	2,141,000	Deutsche Bank AG*	12/02/16	$600,915	$46,471
CNY	10,565,000	Deutsche Bank AG*	11/04/16	1,599,125	(17,028)
EUR	809,000	Deutsche Bank AG*	11/10/16	911,322	(990)
TWD	17,478,660	Deutsche Bank AG*	02/16/17	545,526	14,221

				3,656,888	42,674

AED	300,000	Goldman Sachs International*	01/19/17	81,301	298
MXN	9,437,445	Goldman Sachs International*	10/27/16	477,529	7,892
TWD	53,614,800	Goldman Sachs International*	01/09/17	1,637,827	77,273

				2,196,657	85,463

EUR	1,227,000	HSBC Bank USA*	12/02/16	1,370,510	11,467

TWD	53,010,807	JP Morgan Chase Bank N.A.*	01/09/17	1,617,262	78,516

EUR	718,000	Morgan Stanley & Co.*	11/10/16	810,109	(2,176)
NOK	4,900,882	Morgan Stanley & Co.*	11/10/16	577,000	36,104

				1,387,109	33,928

				$14,738,163	$398,529

Contracts to Deliver
AED	2,273,396	BNP Paribas SA*	01/19/17	$614,000	$(4,353)
AED	2,258,952	BNP Paribas SA*	01/25/17	610,000	(4,389)
JPY	340,000,000	BNP Paribas SA*	03/10/17	3,366,970	(10,503)

				4,590,970	(19,245)

TWD	53,249,100	Citibank N.A.*	01/09/17	1,590,000	(113,401)

TWD	52,804,552	Credit Suisse International*	01/11/17	1,574,000	(115,278)

AUD	1,926,000	Deutsche Bank AG*	11/10/16	1,403,099	(69,800)
AUD	740,000	Deutsche Bank AG*	11/17/16	565,345	(472)
BRL	2,141,000	Deutsche Bank AG*	12/02/16	573,995	(73,391)
CNY	10,565,000	Deutsche Bank AG*	11/04/16	1,625,860	43,763
JPY	660,000,000	Deutsche Bank AG*	10/03/16	6,431,307	(77,248)
JPY	680,000,000	Deutsche Bank AG*	11/21/16	6,798,708	79,917
TWD	17,478,660	Deutsche Bank AG*	02/16/17	523,000	(36,747)

				17,921,314	(133,978)

AED	2,275,177	Goldman Sachs International*	01/19/17	614,000	(4,838)
AUD	1,893,000	Goldman Sachs International*	11/09/16	1,404,019	(43,678)
MXN	25,704,000	Goldman Sachs International*	10/27/16	1,390,721	68,620
TWD	53,614,800	Goldman Sachs International*	01/09/17	1,590,000	(125,099)

				4,998,740	(104,995)

40

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
JPY	2,490,633	HSBC Bank USA*	02/13/17		$22,990	$(1,723)

JPY	130,000,000	JP Morgan Chase Bank N.A.*	10/11/16		1,229,687	(52,656)
JPY	660,000,000	JP Morgan Chase Bank N.A.*	12/05/16		6,401,179	(123,545)
NZD	2,084,000	JP Morgan Chase Bank N.A.*	11/10/16		1,390,236	(124,948)
TWD	53,010,807	JP Morgan Chase Bank N.A.*	01/09/17		1,590,000	(105,778)

					10,611,102	(406,927)

JPY	200,000,000	Morgan Stanley & Co.*	10/24/16		1,893,473	(80,433)
JPY	670,000,000	Morgan Stanley & Co.*	10/31/16		6,419,777	(194,739)
NZD	2,053,000	Morgan Stanley & Co.*	11/08/16		1,389,286	(103,472)

					9,702,536	(378,644)

					$51,011,652	$(1,274,191)

Cross Currency Forwards

EUR	518,000	BNP Paribas SA*	11/17/16	PLN	$2,226,727	$1,304

JPY	61,452,678	HSBC Bank USA*	02/13/17	EUR	474,000	73,991
EUR	474,000	HSBC Bank USA*	02/13/17	JPY	58,962,045	(49,280)

						24,711

						$26,015

*	Contracts are subject to an MNA.

AED Emirati Dirham	MXN Mexican Peso
AUD Australian Dollar	NOK Norwegian Krone
BRL Brazilian Real	NZD New Zealand Dollar
CNY Chinese Yuan Renminbi	PLN Polish Zloty
EUR Euro	TWD Taiwan Dollar
JPY Japanese Yen

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline

41

Notes to Consolidated Financial Statements (Continued)

in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund had the following open futures contracts at September 30, 2016:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Topix Index	12/08/16	7	$913,269	$(10,129)

Futures Contracts — Short
Yen Denom Nikkei	12/08/16	(4)	$(326,611)	$(3,902)
Euro Stoxx 50 Index	12/16/16	(19)	(639,029)	(8,487)
Euro Stoxx 600 Index	12/16/16	(24)	(460,753)	(1,877)
FTSE 100 Index	12/16/16	(2)	(177,767)	(5,659)
Nasdaq 100 E Mini Index	12/16/16	(12)	(1,168,860)	(35,027)
Russell 2000 Mini Index	12/16/16	(38)	(4,743,540)	(82,865)
S&P 500 E Mini Index	12/16/16	(141)	(15,230,820)	(123,106)

				$(260,923)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an

42

Notes to Consolidated Financial Statements (Continued)

underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and

43

Notes to Consolidated Financial Statements (Continued)

Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund had the following open swap transactions at September 30, 2016. The Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection*††
Centrally Cleared Swaps
	USD	2,430,663	12/20/21	5.000%	CDX.NA.HY.27.V1 (S&P Rating: B+)†	$8,021	$98,927	$106,948
	USD	12,688,980	12/20/21	1.000%	CDX.NA.IG.27.V1 (S&P Rating: BBB+)†	3,221	155,413	158,634
	EUR	2,420,000	12/20/21	1.000%	ITRAXX.EUR.26.V1 (S&P Rating: A-)†	(793)	39,494	38,701
	EUR	3,890,922	12/20/21	5.000%	ITRAXX.XO.26.V1 (S&P Rating: B+)†	6,792	336,845	343,637

						17,241	630,679	647,920

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps*
Centrally Cleared Swaps
	EUR	834,000	4/09/21	Fixed 0.016%	6-Month EURIBOR	$(8,200)	$-	$(8,200)
	GBP	3,301,441	7/02/20	Fixed 0.584%	6-Month GBP-LIBOR	(10,935)	-	(10,935)
	GBP	3,301,442	7/02/20	Fixed 0.568%	6-Month GBP-LIBOR	(9,569)	-	(9,569)
	GBP	3,301,441	7/02/20	Fixed 0.563%	6-Month GBP-LIBOR	(9,142)	-	(9,142)
	GBP	3,285,174	7/02/20	Fixed 0.537%	6-Month GBP-LIBOR	(6,887)	-	(6,887)
	GBP	3,323,700	7/16/20	Fixed 0.638%	6-Month GBP-LIBOR	(15,303)	-	(15,303)
	GBP	3,323,700	7/16/20	Fixed 0.608%	6-Month GBP-LIBOR	(12,767)	-	(12,767)
	GBP	3,323,700	7/16/20	Fixed 0.604%	6-Month GBP-LIBOR	(12,423)	-	(12,423)
	GBP	3,323,800	7/16/20	Fixed 0.640%	6-Month GBP-LIBOR	(15,519)	-	(15,519)
	USD	4,284,110	7/05/20	3-Month USD-LIBOR-BBA	Fixed 1.058%	(14,025)	-	(14,025)
	USD	4,284,110	7/05/20	3-Month USD-LIBOR-BBA	Fixed 1.017%	(17,428)	-	(17,428)

44

Notes to Consolidated Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps* (Continued)
Centrally Cleared Swaps (Continued)
	USD	4,284,109	7/05/20	3-Month USD-LIBOR-BBA	Fixed 1.015%	$(17,638)	$-	$(17,638)
	USD	4,293,995	7/05/20	3-Month USD-LIBOR-BBA	Fixed 0.989%	(19,867)	-	(19,867)
	USD	4,320,800	7/19/20	3-Month USD-LIBOR-BBA	Fixed 1.219%	(904)	-	(904)
	USD	4,320,800	7/19/20	3-Month USD-LIBOR-BBA	Fixed 1.183%	(3,953)	-	(3,953)
	USD	4,320,900	7/19/20	3-Month USD-LIBOR-BBA	Fixed 1.208%	(1,878)	-	(1,878)
	USD	3,323,733	7/19/20	3-Month USD-LIBOR-BBA	Fixed 1.260%	1,976	-	1,976

						(174,462)	-	(174,462)

Total Return Swaps*
OTC Swaps
BNP Paribas SA	EUR	2,700	12/15/17	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	$(1,434)	$-	$(1,434)
BNP Paribas SA	EUR	14	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	20	-	20
BNP Paribas SA	EUR	1,400	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(2,044)	-	(2,044)
BNP Paribas SA	EUR	1,500	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(4,044)	-	(4,044)
BNP Paribas SA	EUR	2,700	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	(8,720)	-	(8,720)
BNP Paribas SA	EUR	9	12/20/19	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	33	-	33
BNP Paribas SA	EUR	17	12/20/19	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	40	-	40
BNP Paribas SA	EUR	19	12/20/19	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	58	-	58
BNP Paribas SA	EUR	14	12/27/19	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	17	-	17
BNP Paribas SA	EUR	5	12/18/20	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	4	-	4
BNP Paribas SA	EUR	5	12/18/20	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	8	-	8
BNP Paribas SA	EUR	5	12/18/20	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	7	-	7
BNP Paribas SA	EUR	10	12/18/20	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	16	-	16
BNP Paribas SA	EUR	16	12/18/20	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	13	-	13
BNP Paribas SA	EUR	4	12/23/20	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	8	-	8
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	50,984	-	50,984
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	45,560	-	45,560

45

Notes to Consolidated Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps* (Continued)
OTC Swaps (Continued)
BNP Paribas SA	JPY	9	3/31/18	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	$-	$-	$-
BNP Paribas SA	JPY	9	4/02/18	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	-	-	-
BNP Paribas SA	JPY	4	3/29/19	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	-	-	-
BNP Paribas SA	JPY	5	3/29/19	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	(1)	-	(1)
BNP Paribas SA	JPY	9	3/29/19	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	(1)	-	(1)
BNP Paribas SA	JPY	5	3/31/20	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	(1)	-	(1)
BNP Paribas SA	JPY	7	3/31/20	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	(1)	-	(1)
BNP Paribas SA	JPY	6	3/31/20	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	(1)	-	(1)
BNP Paribas SA	USD	32	12/21/18	Notional amount at expiration date × Strike Price	Gross dividends on S&P 500 Annual Dividend Index x notional amount	50	-	50
BNP Paribas SA	USD	16	12/17/21	Notional amount at expiration date × Strike Price	Gross dividends on S&P 500 Annual Dividend Index x notional amount	39	-	39
Goldman Sachs International	USD	13	12/18/20	Notional amount at expiration date × Strike Price	Gross dividends on S&P 500 Annual Dividend Index x notional amount	24	-	24

						80,634	-	80,634

Deliver	Receive	Expiration Date	Counterparty	(Buy)/Sell	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Currency Swaps*
OTC Swaps
134,749,995 JPY	1,119,785 USD	3/15/17	Bank of America N.A.	Sell	Notional Amount x 0.10%	Notional Amount x 1.23%	$(205,974)	$-	$(205,974)
124,400,006 JPY	1,111,614 USD	3/15/18	Bank of America N.A.	Sell	Notional Amount x 0.10%	Notional Amount x 1.84%	(300,463)	-	(300,463)
188,550,005 JPY	1,672,043 USD	3/15/18	Bank of America N.A.	Sell	Notional Amount x 0.10%	Notional Amount x 1.96%	(485,895)	-	(485,895)

							(992,332)	-	(992,332)

EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	U.S. Dollar

*	Collateral for swap agreements held by Citibank N.A. amounted to $726,880 in cash at September 30, 2016. A portion of the cash collateral received from Goldman Sachs & Co., in the amount of $1,300,000, was related to swap agreements at September 30, 2016. A portion of the securities collateral held by Bank of America N.A. was related to swap agreements at September 30, 2016.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group, rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

46

Notes to Consolidated Financial Statements (Continued)

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

47

Notes to Consolidated Financial Statements (Continued)

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund had the following open written option contracts at September 30, 2016. The Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
	64	12/16/16	Altria Group, Inc., Call, Strike 67.50	$15,216	$2,368
	2	10/21/16	Biogen, Inc., Call, Strike 325.00	1,035	1,022
	2	10/21/16	Biogen, Inc., Put, Strike 260.00	1,604	50
	39	2/17/17	Tiffany & Co., Call, Strike 72.50	13,767	19,305
	39	2/17/17	Tiffany & Co., Call, Strike 75.00	16,656	14,430
	54	11/18/16	Williams-Sonoma, Inc., Call, Strike 55.00	17,377	5,400
Bank of America N.A.	1,502	10/21/16	CTAS, Call, Strike 120.00	1,585	188
Barclays Bank PLC	15,394	1/20/17	Johnson & Johnson Co., Call, Strike 110.00	66,964	143,934
BNP Paribas SA	2,336	11/30/16	S&P 500 Index, Put, Strike 1,950.00	41,557	20,907
Citibank N.A.	440	6/16/17	Euro STOXX 50 Index, Put, Strike 2,350.00	52,671	28,746
Credit Suisse International	1,050	11/18/16	Alexion Pharmaceuticals, Inc., Call, Strike 125.00	7,172	6,143
Credit Suisse International	2,327	10/21/16	Euro STOXX 50 Index, Put, Strike 2,000.00	27,691	4,189
Credit Suisse International	2,327	10/21/16	S&P 500 Index, Call, Strike 2,200.00	17,453	14,776

48

Notes to Consolidated Financial Statements (Continued)

OTC Counterparty	Units		Expiration Date	Description	Premiums Received	Value
Credit Suisse International	4,667		11/18/16	S&P 500 Index, Put, Strike 1,955.00	$70,619	$30,393
Deutsche Bank AG	1,926,000		11/10/16	AUD Call USD Put, Call, Strike 0.79	10,608	4,331
Deutsche Bank AG	1,926,000		11/10/16	AUD Put USD Call, Put, Strike 0.67	15,770	22
Deutsche Bank AG	190		9/21/18	Euro STOXX 50 Index, Put, Strike 2,586.07	69,380	59,500
Deutsche Bank AG	54,954		1/20/17	General Electric Co., Call, Strike 32.50	59,076	7,160
Deutsche Bank AG	13,294,400	*	11/15/16	Interest Rate Swaption USD 5 Year, Call, Strike 0.94	51,183	6,032
Deutsche Bank AG	17,892		5/19/17	QUALCOMM, Inc., Call, Strike 70.00	13,419	72,318
Deutsche Bank AG	17,892		5/19/17	QUALCOMM, Inc., Put, Strike 40.00	59,044	10,885
Deutsche Bank AG	3,193,259		11/15/16	USD Call JPY Put, Call, Strike 115.00	14,274	48
Deutsche Bank AG	3,193,259		11/15/16	USD Put JPY Call, Put, Strike 98.00	24,971	20,363
Deutsche Bank AG	13,294,400	*	11/15/16	Interest Rate Swaption USD 5 Year, Put, Strike 1.44	48,857	8,298
Goldman Sachs International	1,893,000		11/09/16	AUD Call USD Put, Call, Strike 0.80	12,122	1,811
Goldman Sachs International	1,893,000		11/09/16	AUD Put USD Call, Put, Strike 0.69	17,771	94
Goldman Sachs International	13,642,800	*	12/12/16	Interest Rate Swaption USD 10 Year, Put, Strike 1.75	90,042	46,598
Goldman Sachs International	3,426,283		2/01/17	USD Call JPY Put, Call, Strike 111.00	8,175	8,771
Goldman Sachs International	3,426,283		2/01/17	USD Put JPY Call, Put, Strike 95.50	32,577	36,027
JP Morgan Chase Bank N.A.	2,084,000		11/10/16	NZD Call USD Put, Call, Strike 0.73	15,838	25,824
JP Morgan Chase Bank N.A.	2,084,000		11/10/16	NZD Put USD Call, Put, Strike 0.62	15,838	3
JPMorgan Chase Bank N.A.	16,042		12/16/16	SPDR Gold Shares, Call, Strike 145.00	23,582	3,609
JP Morgan Chase Bank N.A.	3,156,717		10/04/16	USD Call JPY Put, Call, Strike 117.00	13,826	3
JP Morgan Chase Bank N.A.	3,156,717		10/04/16	USD Put JPY Call, Put, Strike 100.00	29,799	2,194
Morgan Stanley & Co.	226		3/17/17	Euro STOXX 50 Index, Call, Strike 3,450.00	5,805	3,697
Morgan Stanley & Co.	118		3/17/17	Euro STOXX 50 Index, Put, Strike 2,375.00	15,660	4,114
Morgan Stanley & Co.	118		3/17/17	Euro STOXX 50 Index, Put, Strike 2,375.00	15,045	9,205
Morgan Stanley & Co.	226		3/17/17	Euro STOXX 50 Index, Put, Strike 2,400.00	13,503	8,472
Morgan Stanley & Co.	2,053,000		11/08/16	NZD Call USD Put, Call, Strike 0.73	16,219	19,253
Morgan Stanley & Co.	2,053,000		11/08/16	NZD Put USD Call, Put, Strike 0.62	11,406	3
Morgan Stanley & Co.	6,050		1/20/17	Prudential Financial, Inc., Put, Strike 77.50	36,482	18,453
Societe Generale	2,336		11/30/16	S&P 500 Index, Put, Strike 1,965.00	43,216	23,630
Societe Generale	16,096		1/20/17	SPDR Gold Shares, Call, Strike 145.00, Strike 145.00	12,072	6,680
UBS AG	19,894		9/15/17	Apple, Inc., Call, Strike 130.00	68,775	72,086
UBS AG	19,894		9/15/17	Apple, Inc., Put, Strike 100.00	141,456	111,228
UBS AG	4,950		1/20/17	MetLife, Inc., Put, Strike 46.00	16,631	16,987
UBS AG	5,420		1/20/17	MetLife, Inc., Put, Strike 45.00	19,099	15,393

					$1,392,888	$914,943

*	Notional amount.

Transactions in written option contracts during the year ended September 30, 2016, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2015	45,288,267	$2,544,496
Options written	317,799,689	5,187,086
Options terminated in closing purchase transactions	(216,709,724)	(4,874,308)
Options expired	(70,019,412)	(1,048,572)
Options exercised	(450,161)	(415,814)

Options outstanding at September 30, 2016	75,908,659	$1,392,888

49

Notes to Consolidated Financial Statements (Continued)

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying investments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities.

Structured securities may be highly volatile and their use by the Fund may not be successful. The terms of a structured security may create investment leverage. Structured securities are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal,

50

Notes to Consolidated Financial Statements (Continued)

interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2016, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

The Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. The Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

51

Notes to Consolidated Financial Statements (Continued)

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. The Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in the Fund’s portfolio.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund determines the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign

52

Notes to Consolidated Financial Statements (Continued)

securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect to the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period. The amount of the reduction to the Fund’s advisory fee is reflected within expenses waived on the Consolidated Statement of Operations.

53

Notes to Consolidated Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund Fees and Expenses#, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2017 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or

54

Notes to Consolidated Financial Statements (Continued)

loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended September 30, 2016, there were no brokerage commissions rebated under these agreements.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2016, was 10.2%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2016, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$271,904,445	$607,242,253	$240,405,046	$635,328,014

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount

Class I*
Sold	3,989,110	$39,516,777	3,148,689	$34,523,264	53,738,422	$651,978,089
Issued as reinvestment of dividends	3,671,034	35,719,159	1,347,287	14,079,148	5,952,446	65,213,177
Redeemed	(14,971,145)	(142,822,757)	(3,006,867)	(32,807,789)	(2,704,342)	(32,163,436)

Net increase (decrease)	(7,311,001)	$(67,586,821)	1,489,109	$15,794,623	56,986,526	$685,027,830

Class R5
Sold	44,183	$442,782	60,337	$664,466	2,021,022	$23,997,706
Issued as reinvestment of dividends	44,470	438,475	16,217	171,416	141,441	1,567,140
Redeemed	(88,092)	(873,716)	(554,638)	(6,046,921)	(53,367,656)	(646,000,618)

Net increase (decrease)	561	$7,541	(478,084)	$(5,211,039)	(51,205,193)	$(620,435,772)

55

Notes to Consolidated Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
Service Class
Sold	115,577	$1,133,681	778,263	$8,597,894	98,672	$1,169,079
Issued as reinvestment of dividends	87,196	847,543	35,405	368,919	111,814	1,223,660
Redeemed	(544,023)	(5,416,023)	(381,743)	(4,190,904)	(121,139)	(1,434,706)

Net increase (decrease)	(341,250)	$(3,434,799)	431,925	$4,775,909	89,347	$958,033

Administrative Class
Sold	74,839	$755,719	80,637	$904,987	130,207	$1,578,608
Issued as reinvestment of dividends	66,276	664,091	30,886	330,793	156,199	1,758,504
Redeemed	(540,825)	(5,642,230)	(291,771)	(3,300,010)	(333,243)	(4,040,235)

Net increase (decrease)	(399,710)	$(4,222,420)	(180,248)	$(2,064,230)	(46,837)	$(703,123)

Class A
Sold	141,659	$1,386,246	188,169	$2,057,533	257,852	$3,052,045
Issued as reinvestment of dividends	34,543	334,724	19,363	200,411	83,643	912,593
Redeemed	(297,456)	(2,950,177)	(330,447)	(3,489,499)	(283,509)	(3,302,747)

Net increase (decrease)	(121,254)	$(1,229,207)	(122,915)	$(1,231,555)	57,986	$661,891

Class R4*
Sold	1,569,395	$15,139,957	291,984	$3,197,557	8,534	$100,100
Issued as reinvestment of dividends	38,436	369,755	6,389	66,066	973	10,583
Redeemed	(235,275)	(2,310,923)	(43,513)	(466,849)	-	-

Net increase (decrease)	1,372,556	$13,198,789	254,860	$2,796,774	9,507	$110,683

Class R3*
Sold	1,276,778	$12,535,395	273,360	$2,945,761	8,544	$100,200
Issued as reinvestment of dividends	27,011	259,576	3,816	39,379	956	10,394
Redeemed	(520,943)	(5,135,520)	(27,429)	(300,529)	-	-

Net increase (decrease)	782,846	$7,659,451	249,747	$2,684,611	9,500	$110,594

*	Class commenced operations on April 1, 2014.
+	For the period January 1, 2015 through September 30, 2015.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2016, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2016.

6.	Federal Income Tax Information

At September 30, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$587,177,970	$31,255,163	$(27,142,733)	$4,112,430

56

Notes to Consolidated Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2016, the Fund had post-enactment accumulated capital loss carryforwards:

Short Term Capital Loss CarryForward	Long Term Capital Loss CarryForward
$4,924,157	$4,892,161

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$9,817,530	$29,033,684	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2015, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$4,745,118	$10,685,699	$ -

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2016, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences)	Unrealized Appreciation (Depreciation)
$5,283,115	$(9,816,318)	$(80,190)	$3,079,217

57

Notes to Financial Statements (Continued)

During the year ended September 30, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

Pain-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$56,658	$1,984,329	$(2,040,987)

The Fund did not have any unrecognized tax benefits at September 30, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2016, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	Subsequent Events

In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to September 30, 2016, through the date when the consolidated financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2016, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year ended September 30, 2016, the nine months ended September 30, 2015, and the year ended December 31, 2014, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Select BlackRock Global Allocation Fund and subsidiary as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for the year ended September 30, 2016, the nine months ended September 30, 2015, and the year ended December 31, 2014, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2016

59

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC.	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2003	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

60

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

61

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 61	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), MassMutual International LLC.	94	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (2013-2016), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016) and portfolio manager (since 2014), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).	94

Renee Hitchcock Age: 45	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007–2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007–2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007–2016), MML Series Investment Fund II (open-end investment company).	94

Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

62

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				94

Eric H. Wietsma Age: 50	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 45	Vice President	Since 2016	Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as an employee of MassMutual.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

63

Federal Tax Information (Unaudited)

For corporate shareholders, 27.37% of the ordinary dividends paid during the Fund’s year ended September 30, 2016, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $7,508,492 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2016.

64

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2016, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

65

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one- and three-year period below are to periods ended December 31, 2015. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that, although the Fund’s total net expenses were in the third comparative quartile (56th percentile), its performance for the one- and three-year periods was in the first and second comparative quartiles (22nd and 26th percentiles, respectively). The Committee noted that the Fund’s total net expense ratio was only 1 basis point above the peer group median. The Committee noted that the Fund has been placed in Under Review status.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of the revenue (including advisory fee and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the Contract and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

66

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2016:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
BlackRock Global Allocation Fund
Class I	$1,000	0.80%	$1,045.30	$4.09	$1,021.00	$4.04
Class R5	1,000	0.90%	1,044.70	4.60	1,020.50	4.55
Service Class	1,000	1.00%	1,044.30	5.11	1,020.00	5.05
Administrative Class	1,000	1.10%	1,043.00	5.62	1,019.50	5.55
Class A	1,000	1.35%	1,041.40	6.89	1,018.30	6.81
Class R4	1,000	1.25%	1,041.60	6.38	1,018.80	6.31
Class R3	1,000	1.50%	1,040.70	7.65	1,017.50	7.57

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2016, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

67

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2016 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-40994-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes.”

September 30, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the Annual Report for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds, covering the period ended September 30, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a generally strong market environment in the U.S. contrasted with weakness in many of the world’s other large economies, including Europe and Japan. The economic difficulties elsewhere – punctuated, for example, by a challenging interest rate environment in Japan and uncertainty in Europe following the surprising Brexit vote that ratified the United Kingdom’s eventual exit from the European Union – had virtually no impact on major U.S. stock indexes during the fiscal year. Nevertheless, during the reporting period, market volatility emerged from time to time, serving as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be your ally

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited) (Continued)

bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is the risk you could “outlive” your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term, and avoid reacting to short-term changes in the markets. In our view, challenging market conditions have the potential to reward patient investors. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited)

September 30, 2016

Economic and Market Commentary

February 2016 marked an inflection point in fiscal year 2016. From the start of the fiscal year until mid-February, markets showed a decidedly bearish tendency. Over the second half of the fiscal year, markets rebounded and even advanced.

Federal Reserve Board (Fed) chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016 marked the turning point, when she confirmed a “slower for longer” plan for rate hikes going forward. This marked a dramatic shift from the Fed’s December meeting, where they raised policy rates and signaled as many as four more hikes to come. Following Yellen’s remarks, markets responded as if a weight had been lifted. In addition, the sluggish domestic economy started to return more positive reports and modest gross domestic product (GDP) estimates were revised upward, although slightly. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and markets delivered broad positive returns for the fiscal year.

During the one-year period ended September 30, 2016, the technology-focused NASDAQ Composite® Index rose 14.97%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 15.43%, the Dow Jones Industrial AverageSM (Dow) grew 15.46%, and the Russell 2000® Index of small-capitalization stocks added 15.47%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 6.52%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 16.78%.*

Bonds also rewarded investors during the fiscal period, with the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.19%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the period at 0.7%, while 10-year Treasury bonds yielded 1.6%. A “risk-on” environment developed as the fiscal year unfolded and high-yield bonds gained momentum, which helped the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, deliver a return of 12.73%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes lagged significantly in January and February. After climbing sharply in October 2015, major indexes plateaued and bounced through November and December. They fell sharply through January and into February – until the Fed announcement triggered a more sustained period of growth. Markets stuttered over concerns that Apple would not be able to sustain its growth in the smartphone market. Early concerns over China were replaced by negative interest rates in Japan and the surprising Brexit vote (in which voters approved the United Kingdom’s departure from the European Union) in June. It is worth noting that domestic market volatility and global economic turbulence proved unable to disrupt momentum in U.S. markets.

Q4 2015 – Markets recover to end 2015 flat

The fourth quarter of 2015 produced meaningful returns across most major indexes. The bulk of the quarter’s recovery occurred in October, as fears about China’s economy and plunging oil prices eased. However, the returns followed a poor third quarter 2015 and managed to bring calendar year-end 2015 results back up to where the year started. For example, the Dow returned 7.70% for the quarter and ended the year up 0.21%. The S&P 500 returned 7.04% for the quarter and ended the year up 1.38%.

November and December offered stiff headwinds to the October rally, as crude oil prices broke to new lows for the year – ending 2015 down 31%. At their mid-December meeting, the Fed finally acted to raise the target range for federal funds rate by 0.25%, in its first upward move since 2006. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) These factors led to choppy market action over the last two months of 2015. U.S. GDP for the quarter increased at a tepid 1.4% annual rate, following rates of 3.9% and 2.0%, respectively, for the second and third quarters of 2015.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

Q1 2016 – The inflection point

Headwinds continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings.

Headwinds immediately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less continue through the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Upward domestic momentum rides over negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither, however, served to derail the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate hike strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any move to raise rates for at least a year. The quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Ending the fiscal year on the upswing

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s consumer confidence index, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major candidates for president of the U.S. accepted their party’s nominations in July. As September came to a close, it became more evident that this year’s election will be hotly contested.

The fiscal year ended on an optimistic note, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response, since they tend not to react to short-term turbulence. Many retirement investors wisely subscribe to the wisdom of a well-diversified portfolio using an appropriate mix of available strategies, whether active or passive. They know that markets go down and that markets go up, which requires retirement investors to be consistent and focused.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

4

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Investment Advisers, LLC (MML Advisers)), Barings Funds (which are advised by Barings LLC (formerly known as Babson Capital Management LLC), a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MM RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•	MM RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MM RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2016?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM RetireSMART Conservative Fund	6.49%	9.64%	5.19%*	15.43%

MM RetireSMART Moderate Fund	8.21%	9.64%	5.19%	15.43%*

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM RetireSMART Moderate Growth Fund	9.43%	9.64%	5.19%	15.43%*

MM RetireSMART Growth Fund	9.76%	9.64%	5.19%	15.43%*

* Benchmark return

For the year ended September 30, 2016, all of the MM RetireSMART Funds delivered positive returns and all except MM RetireSMART Growth Fund underperformed the Lipper Balanced Fund Index. Similarly, all Funds trailed the S&P 500 Index, and all of the MM RetireSMART Funds outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the reporting period.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The trailing 12 months was out of the ordinary in that the Series’ allocation to fixed-income (bonds) versus equities (stocks) was not clearly the major driver of performance. Most equities did outpace the benchmark Bloomberg Barclays U.S. Aggregate Bond Index, but our allocations to U.S. versus international markets mattered just as much. At the same time, parts of the bond market, such as high-yield and longer-maturity bonds, delivered exceptional returns. The final result still resulted in those Series Funds with higher equity allocations – specifically, MM RetireSMART Growth Fund and MM RetireSMART Moderate Growth Fund – outperforming their counterparts with higher bond allocations, such as MM RetireSMART Conservative Fund and MM RetireSMART Moderate Fund, although the differences were not significant.

Our decision to maintain a slight underweight of stocks versus bonds had a moderate drag on the Series’ results, but was balanced by exposure to MassMutual Premier High Yield Fund, which returned over 10%. Exposure to commodity-related strategies more directly detracted from returns, as the Bloomberg Commodity Index was underwater with a -2.58% result. MassMutual Select Focused Value Fund and MassMutual Premier Core Bond Fund both improved as 2016 unfolded. MassMutual Select Diversified International Fund was a key detractor. The Series’ exposure to Treasury Inflation Protected Securities (“TIPS”) and international bonds aided results.

Changes to the Underlying Funds included putting DFA Commodity Strategy in place to gain commodity-related exposure. MM Select Equity Asset Fund and MM Select Bond and Income Asset Fund were both introduced in September of 2016. We subsequently eliminated holdings of the previous underlying index funds and now access a mix of passive exposures through these new funds, which provide a flexible and effective method for managing portfolio allocations.

Investment adviser outlook

There are signs that the global economy is showing modest momentum after recovering from a slowdown at the end of 2015. Even China looks to have avoided an economic “hard landing” partly due to consumer spending. However, our view is that global growth is slow enough that the European Central Bank and the Bank of Japan could continue to pursue the kind of extraordinary policies that have contributed to the complex world of negative interest rates. Slow business spending and slow inflation both support low interest rates, but our view is that the situation has moved to an extreme. We believe that an unexpected rebound in economic growth or inflation could leave many investors with losses in their bond portfolios. On the other hand, we believe that stock prices, while not at bargain levels, seem to have more potential than bonds. However, due to the chances of severe shocks to the political status quo in the U.S. and abroad, we plan to maintain a balanced positioning between risks and opportunities.

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 9/30/16

Fixed Income Funds	69.5%
Equity Funds	30.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	58.9%
Fixed Income Funds	41.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	83.0%
Fixed Income Funds	17.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	95.9%
Fixed Income Funds	4.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

7

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (target-date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. The 12 Funds are MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, MM RetireSMART 2055 Fund, and MM RetireSMART 2060 Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ current asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name and likely stop making new investments in the Fund at or around that time (or designed for investors already in retirement for the MM RetireSMART In Retirement Fund). Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Investment Advisers, LLC (MML Advisers)), Barings Funds (which are advised by Barings LLC (Barings) (formerly known as Babson Capital Management LLC), a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•	MM RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

How did each Fund perform during the 12 months ended September 30, 2016?

The return of each Fund’s Class R5 shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index.

	Fund’s Class R5 Shares Return	S&P Target Date Index* Return
MM RetireSMART In Retirement Fund	6.91%	7.02%

MM RetireSMART 2010 Fund	7.44%	7.89%

MM RetireSMART 2015 Fund	7.72%	8.78%

MM RetireSMART 2020 Fund	8.49%	9.50%

MM RetireSMART 2025 Fund	9.03%	10.14%

MM RetireSMART 2030 Fund	9.29%	10.70%

MM RetireSMART 2035 Fund	9.43%	11.19%

MM RetireSMART 2040 Fund	9.53%	11.56%

8

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Class R5 Shares Return	S&P Target Date Index* Return
MM RetireSMART 2045 Fund	9.68%	11.85%

MM RetireSMART 2050 Fund	9.73%	12.08%

MM RetireSMART 2055 Fund	9.69%	12.22%

MM RetireSMART 2060 Fund	3.17% **	4.87%**

* The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART 2010 Fund: S&P Target Date 2010 Index; MM RetireSMART 2015 Fund: S&P Target Date 2015 Index; MM RetireSMART 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART 2055 Fund: S&P Target Date 2055 Index; and MM RetireSMART 2060 Fund: S&P Target Date 2060 Index.

** Performance is for the period from the Fund’s inception (11/23/15) through 9/30/16.

Each of the MM RetireSMART (target-date) Funds delivered positive returns and each underperformed its respective S&P Target Date Index for the 12-month period. (S&P Target Date Indexes are defined in the following section.)

S&P Target Date Indexes:

The S&P Target Date® Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The trailing 12 months was out of the ordinary in that the Series’ allocation to fixed-income (bonds) versus equities (stocks) was not clearly the major driver of performance. Most equities did outpace the benchmark Bloomberg Barclays U.S. Aggregate Bond Index, but our allocations to U.S. versus international markets mattered just as much. At the same time, parts of the bond market, such as high-yield and longer-maturity bonds, delivered exceptional returns. The final result still resulted in those Series Funds with higher equity allocations – such as MM RetireSMART 2025 through MM RetireSMART 2060 Funds – outperforming their counterparts with higher bond allocations, such as MM RetireSMART In Retirement through MM RetireSMART 2020 Funds, although the differences were not large.

Our decision to maintain a slight underweight of stocks versus bonds had a moderate drag on the Series’ results, but was balanced by exposure to MassMutual Premier High Yield Fund, which returned over 10%. Exposure to commodity-related strategies more directly detracted from returns, as the Bloomberg Commodity Index was underwater with a -2.58% result. MassMutual Select Focused Value Fund and MassMutual Premier Core Bond Fund both improved as 2016 unfolded. MassMutual Select Diversified International Fund was a key detractor. The Series’ exposure to Treasury Inflation Protected Securities (“TIPS”) and international bonds aided results.

Changes to the Underlying Funds included putting DFA Commodity Strategy in place to gain commodity-related exposure. MM Select Equity Asset Fund and MM Select Bond and Income Asset Fund were both introduced in September of 2016. We subsequently eliminated holdings of the previous underlying index funds and now access a mix of passive exposures through these new funds, which provide a flexible and effective method for managing portfolio allocations.

9

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser outlook

There are signs that the global economy is showing modest momentum after recovering from a slowdown at the end of 2015. Even China looks to have avoided an economic “hard landing” partly due to consumer spending. However, our view is that global growth is slow enough that the European Central Bank and the Bank of Japan could continue to pursue the kind of extraordinary policies that have contributed to the complex world of negative interest rates. Slow business spending and slow inflation both support low interest rates, but our view is that the situation has moved to an extreme. We believe that an unexpected rebound in economic growth or inflation could leave many investors with losses in their bond portfolios. On the other hand, we believe that stock prices, while not at bargain levels, seem to have more potential than bonds. However, due to the chances of severe shocks to the political status quo in the U.S. and abroad, we plan to maintain a balanced positioning between risks and opportunities.

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/16

Fixed Income Funds	64.0%
Equity Funds	36.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 9/30/16

Fixed Income Funds	56.6%
Equity Funds	43.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 9/30/16

Fixed Income Funds	51.7%
Equity Funds	48.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	62.3%
Fixed Income Funds	37.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	72.6%
Fixed Income Funds	27.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	79.4%
Fixed Income Funds	20.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

10

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	84.1%
Fixed Income Funds	16.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	85.9%
Fixed Income Funds	14.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	88.0%
Fixed Income Funds	12.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	94.0%
Fixed Income Funds	6.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2055 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	93.9%
Fixed Income Funds	6.1%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%

Net Assets	100.0%

MassMutual RetireSMART 2060 Fund Asset Allocation (% of Net Assets) on 9/30/16

Equity Funds	93.6%
Fixed Income Funds	6.1%

Total Long-Term Investments	99.7%
Other Assets & Liabilities	0.3%

Net Assets	100.0%

11

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 6/20/11 - 9/30/16
Class R5	6.49%	5.54%	4.53%
Service Class	6.39%	5.46%	4.45%
Administrative Class	6.33%	5.37%	4.37%
Class A	6.03%	5.09%	4.09%
Class A (sales load deducted)*	-0.07%	3.86%	2.93%
Bloomberg Barclays U.S. Aggregate Bond Index#	5.19%	3.08%	3.54%
S&P 500 Index	15.43%	16.37%	13.03%
Lipper Balanced Fund Index	9.64%	9.56%	7.00%+

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class I, Class R4, Class R3, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	6.66%	2.84%
Class R4	6.13%	2.37%
Class R3	5.96%	2.10%
Bloomberg Barclays U.S. Aggregate Bond Index#	5.19%	4.14%
S&P 500 Index	15.43%	8.30%
Lipper Balanced Fund Index	9.64%	4.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

12

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 6/20/11 - 9/30/16
Class R5	8.21%	8.20%	6.01%
Service Class	7.98%	8.14%	5.96%
Administrative Class	7.92%	8.03%	5.85%
Class A	7.59%	7.75%	5.58%
Class A (sales load deducted)*	1.40%	6.48%	4.40%
S&P 500 Index#	15.43%	16.37%	13.03%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	3.54%
Lipper Balanced Fund Index	9.64%	9.56%	7.00%+

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	8.18%	2.65%
Class R4	7.72%	2.17%
Class R3	7.45%	1.95%
S&P 500 Index#	15.43%	8.30%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%
Lipper Balanced Fund Index	9.64%	4.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 6/20/11 - 9/30/16
Class R5	9.43%	10.32%	7.07%
Service Class	9.18%	10.25%	7.01%
Administrative Class	9.14%	10.14%	6.91%
Class A	8.77%	9.88%	6.64%
Class A (sales load deducted)*	2.52%	8.58%	5.45%
S&P 500 Index#	15.43%	16.37%	13.03%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	3.54%
Lipper Balanced Fund Index	9.64%	9.56%	7.00%+

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.39%	2.31%
Class R4	9.00%	1.86%
Class R3	8.73%	1.64%
S&P 500 Index#	15.43%	8.30%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%
Lipper Balanced Fund Index	9.64%	4.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

14

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 6/20/11 - 9/30/16
Class R5	9.76%	11.37%	7.64%
Service Class	9.68%	11.33%	7.58%
Administrative Class	9.49%	11.21%	7.46%
Class A	9.33%	10.93%	7.21%
Class A (sales load deducted)*	3.04%	9.62%	6.01%
S&P 500 Index#	15.43%	16.37%	13.03%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	3.54%
Lipper Balanced Fund Index	9.64%	9.56%	7.00%+

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.87%	2.20%
Class R4	9.39%	1.72%
Class R3	9.06%	1.49%
S&P 500 Index#	15.43%	8.30%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%
Lipper Balanced Fund Index	9.64%	4.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

15

MassMutual RetireSMARTSM In Retirement Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Service Class	6.80%	5.67%	4.49%
Administrative Class	6.70%	5.56%	4.44%
Class A	6.35%	5.25%	4.09%
Class A (sales load deducted)*	0.24%	4.01%	3.47%
Class R3	6.24%	5.03%	3.82%
S&P Target Date Retirement Income Index	7.02%	5.67%	4.31%

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Class I, Class R5, Class R4, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	7.02%	2.63%
Class R5	6.91%	2.51%
Class R4	6.50%	2.17%
S&P Target Date Retirement Income Index	7.02%	3.57%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date Retirement Income Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

16

MassMutual RetireSMARTSM 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2010 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Service Class	7.23%	6.91%	4.41%
Administrative Class	7.16%	6.80%	4.32%
Class A	6.84%	6.49%	3.98%
Class A (sales load deducted)*	0.69%	5.23%	3.37%
Class R3	6.77%	6.25%	3.72%
S&P Target Date 2010 Index	7.89%	6.90%	4.68%

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Class I, Class R5, Class R4, and the S&P Target Date 2010 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	7.50%	2.68%
Class R5	7.44%	2.57%
Class R4	6.98%	2.22%
S&P Target Date 2010 Index	7.89%	3.76%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2010 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

17

MassMutual RetireSMARTSM 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2015 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 4/1/10 - 9/30/16
Service Class	7.64%	8.20%	6.60%
Administrative Class	7.51%	8.12%	6.52%
Class A	7.22%	7.79%	6.19%
Class A (sales load deducted)*	1.06%	6.52%	5.22%
S&P Target Date 2015 Index	8.78%	8.07%	6.67%

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2015 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	7.83%	2.69%
Class R5	7.72%	2.60%
Class R4	7.34%	2.21%
Class R3	7.07%	1.98%
S&P Target Date 2015 Index	8.78%	4.01%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2015 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

18

MassMutual RetireSMARTSM 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2020 Index.

TOTALRETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Service Class	8.33%	9.20%	4.61%
Administrative Class	8.15%	9.09%	4.54%
Class A	7.90%	8.78%	4.20%
Class A (sales load deducted)*	1.69%	7.50%	3.58%
Class R3	7.77%	8.55%	3.93%
S&P Target Date 2020 Index	9.50%	9.05%	5.20%

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Class I, Class R5, Class R4, and the S&P Target Date 2020 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	8.58%	2.57%
Class R5	8.49%	2.49%
Class R4	7.96%	2.10%
S&P Target Date 2020 Index	9.50%	4.16%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2020 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

19

MassMutual RetireSMARTSM 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2025 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 4/1/10 - 9/30/16
Service Class	8.94%	10.00%	7.40%
Administrative Class	8.85%	9.93%	7.33%
Class A	8.50%	9.58%	7.00%
Class A (sales load deducted)*	2.27%	8.29%	6.03%
S&P Target Date 2025 Index	10.14%	9.83%	7.64%

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2025 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.13%	2.50%
Class R5	9.03%	2.39%
Class R4	8.69%	2.03%
Class R3	8.30%	1.77%
S&P Target Date 2025 Index	10.14%	4.17%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2025 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2030 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Service Class	9.14%	10.34%	4.51%
Administrative Class	9.13%	10.24%	4.44%
Class A	8.80%	9.90%	4.10%
Class A (sales load deducted)*	2.55%	8.61%	3.48%
Class R3	8.59%	9.65%	3.83%
S&P Target Date 2030 Index	10.70%	10.57%	5.37%

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Class I, Class R5, Class R4, and the S&P Target Date 2030 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.37%	2.37%
Class R5	9.29%	2.27%
Class R4	8.90%	1.88%
S&P Target Date 2030 Index	10.70%	4.24%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2030 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2035 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 4/1/10 - 9/30/16
Service Class	9.35%	10.58%	7.66%
Administrative Class	9.25%	10.48%	7.57%
Class A	8.95%	10.14%	7.23%
Class A (sales load deducted)	2.69%	8.84%	6.26%
S&P Target Date 2035 Index	11.19%	11.14%	8.33%

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2035 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.62%	2.34%
Class R5	9.43%	2.24%
Class R4	9.04%	1.90%
Class R3	8.85%	1.64%
S&P Target Date 2035 Index	11.19%	4.31%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2035 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2040 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Service Class	9.37%	10.63%	4.52%
Administrative Class	9.21%	10.52%	4.44%
Class A	8.97%	10.18%	4.10%
Class A (sales load deducted)*	2.70%	8.88%	3.49%
Class R3	8.80%	9.93%	3.83%
S&P Target Date 2040 Index	11.56%	11.55%	5.48%

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Class I, Class R5, Class R4, and the S&P Target Date 2040 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.52%	2.30%
Class R5	9.53%	2.26%
Class R4	9.06%	1.87%
S&P Target Date 2040 Index	11.56%	4.34%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2040 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2045 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 4/1/10 - 9/30/16
Service Class	9.60%	11.29%	8.01%
Administrative Class	9.42%	11.23%	7.94%
Class A	9.11%	10.88%	7.60%
Class A (sales load deducted)*	2.84%	9.58%	6.62%
S&P Target Date 2045 Index	11.85%	11.87%	8.72%

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2045 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.79%	2.36%
Class R5	9.68%	2.29%
Class R4	9.27%	1.90%
Class R3	8.96%	1.67%
S&P Target Date 2045 Index	11.85%	4.35%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2045 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2050 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 12/17/07 - 9/30/16
Service Class	9.60%	11.18%	3.97%
Administrative Class	9.64%	11.15%	3.94%
Class A	9.18%	10.78%	3.61%
Class A (sales load deducted)*	2.91%	9.47%	2.91%
Class R3	9.12%	10.53%	3.31%
S&P Target Date 2050 Index	12.08%	12.13%	4.68%

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Class I, Class R5, Class R4, and the S&P Target Date 2050 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.82%	2.28%
Class R5	9.73%	2.19%
Class R4	9.32%	1.84%
S&P Target Date 2050 Index	12.08%	4.37%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2050 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM 2055 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2055 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 9/17/13 - 9/30/16
Service Class	9.69%	4.61%
Administrative Class	9.64%	4.50%
Class A	9.32%	4.23%
Class A (sales load deducted)*	3.04%	2.22%
S&P Target Date 2055 Index	12.22%	6.60%

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2055 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.92%	2.31%
Class R5	9.69%	2.16%
Class R4	9.50%	1.86%
Class R3	9.14%	1.61%
S&P Target Date 2055 Index	12.22%	4.35%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2055 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM 2060 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2060 Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, Class R3, Class A (sales load deducted), and the S&P Target Date 2060 Index.

TOTAL RETURN	Since Inception Average Annual 11/23/15 - 9/30/16
Class I	3.28%
Class R5	3.17%
Service Class	3.16%
Administrative Class	3.04%
Class R4	2.93%
Class A	2.81%
Class R3	2.70%
Class A (sales load deducted)*	-3.10%
S&P Target Date 2060 Index	4.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2060 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 30.6%
DFA Commodity Strategy Portfolio	611,227	$3,606,237
MassMutual Premier Disciplined Growth Fund, Class I (a)	291,263	3,404,864
MassMutual Premier Disciplined Value Fund, Class I (a)	214,182	3,437,627
MassMutual Premier International Equity Fund, Class I (a)	144,625	1,731,162
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	354,461	3,828,177
MassMutual Select Blue Chip Growth Fund, Class I (a)	73,306	1,221,274
MassMutual Select Diversified International Fund, Class I (a)	126,351	809,910
MassMutual Select Diversified Value Fund, Class I (a)	39,099	582,570
MassMutual Select Focused Value Fund, Class I (a)	170,415	3,135,627
MassMutual Select Fundamental Growth Fund, Class I (a)	67,923	544,066
MassMutual Select Fundamental Value Fund, Class I (a)	41,293	511,614
MassMutual Select Growth Opportunities Fund, Class I (a)	38,554	417,155
MassMutual Select Large Cap Value Fund, Class I (a)	64,973	468,457
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	69,480	1,331,245
MassMutual Select Mid-Cap Value Fund, Class I (a)	134,072	1,822,032
MassMutual Select Overseas Fund, Class I (a)	483,061	3,806,524
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	72,011	939,029
MassMutual Select Small Cap Value Equity Fund, Class I (a)	84,617	1,369,950
MassMutual Select Small Company Value Fund, Class I (a)	51,260	579,239
MM Select Equity Asset Fund, Class I (a) (b)	2,471,758	25,137,775
Oppenheimer Developing Markets Fund, Class I (a)	24,861	843,026
Oppenheimer Real Estate Fund, Class I (a)	26,558	776,829

		60,304,389

Fixed Income Funds — 69.5%
Barings Global Floating Rate Fund, Class Y (a)	155,256	1,457,850

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	3,009,791	$33,920,347
MassMutual Premier High Yield Fund, Class I (a)	686,807	6,380,438
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	576,057	6,221,413
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,836,975	19,104,536
MassMutual Select Strategic Bond Fund, Class I (a)	1,137,325	12,135,253
MassMutual Select Total Return Bond Fund, Class I (a)	1,372,559	14,315,791
MM Select Bond and Income Asset Fund, Class I (a) (b)	4,096,880	41,173,644
Oppenheimer International Bond Fund, Class I (a)	369,862	2,196,979

		136,906,251

TOTAL MUTUAL FUNDS (Cost $195,414,156)		197,210,640

TOTAL LONG-TERM INVESTMENTS (Cost $195,414,156)		197,210,640

TOTAL INVESTMENTS — 100.1% (Cost $195,414,156) (c)		197,210,640

Other Assets/(Liabilities) — (0.1)%		(139,159)

NET ASSETS — 100.0%		$197,071,481

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 58.9%
DFA Commodity Strategy Portfolio	1,428,056	$8,425,531
MassMutual Premier Disciplined Growth Fund, Class I (a)	679,844	7,947,380
MassMutual Premier Disciplined Value Fund, Class I (a)	502,567	8,066,194
MassMutual Premier International Equity Fund, Class I (a)	571,894	6,845,568
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	871,659	9,413,922
MassMutual Select Blue Chip Growth Fund, Class I (a)	231,646	3,859,221
MassMutual Select Diversified International Fund, Class I (a)	443,052	2,839,961
MassMutual Select Diversified Value Fund, Class I (a)	235,144	3,503,652
MassMutual Select Focused Value Fund, Class I (a)	323,128	5,945,553
MassMutual Select Fundamental Growth Fund, Class I (a)	408,061	3,268,569
MassMutual Select Fundamental Value Fund, Class I (a)	249,933	3,096,670
MassMutual Select Growth Opportunities Fund, Class I (a)	224,825	2,432,603
MassMutual Select Large Cap Value Fund, Class I (a)	392,284	2,828,368
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	264,370	5,065,333
MassMutual Select Mid-Cap Value Fund, Class I (a)	508,194	6,906,354
MassMutual Select Overseas Fund, Class I (a)	1,935,091	15,248,520
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	256,820	3,348,935
MassMutual Select Small Cap Value Equity Fund, Class I (a)	299,560	4,849,870
MassMutual Select Small Company Value Fund, Class I (a)	181,586	2,051,920
MM Select Equity Asset Fund, Class I (a) (b)	7,643,608	77,735,492
Oppenheimer Developing Markets Fund, Class I (a)	60,487	2,051,109
Oppenheimer Real Estate Fund, Class I (a)	71,101	2,079,694

		187,810,419

Fixed Income Funds — 41.2%
Barings Global Floating Rate Fund, Class Y (a)	259,485	2,436,564

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	2,800,922	$31,566,393
MassMutual Premier High Yield Fund, Class I (a)	1,129,209	10,490,353
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	552,840	5,970,671
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,504,293	15,644,648
MassMutual Select Strategic Bond Fund, Class I (a)	1,048,854	11,191,274
MassMutual Select Total Return Bond Fund, Class I (a)	1,265,914	13,203,487
MM Select Bond and Income Asset Fund, Class I (a) (b)	3,703,940	37,224,597
Oppenheimer International Bond Fund, Class I (a)	628,840	3,735,309

		131,463,296

TOTAL MUTUAL FUNDS (Cost $318,125,055)		319,273,715

TOTAL LONG-TERM INVESTMENTS (Cost $318,125,055)		319,273,715

	Principal Amount
SHORT-TERM INVESTMENTS — 0.0%
Time Deposit — 0.0%
Euro Time Deposit, 0.010%, due 10/03/16	$11	11

TOTAL SHORT-TERM INVESTMENTS (Cost $11)		11

TOTAL INVESTMENTS — 100.1% (Cost $318,125,066) (c)		319,273,726

Other Assets/(Liabilities) — (0.1)%		(232,755)

NET ASSETS — 100.0%		$319,040,971

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 83.0%
DFA Commodity Strategy Portfolio	1,465,099	$8,644,083
MassMutual Premier Disciplined Growth Fund, Class I (a)	435,359	5,089,342
MassMutual Premier Disciplined Value Fund, Class I (a)	324,260	5,204,376
MassMutual Premier International Equity Fund, Class I (a)	732,875	8,772,517
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	955,329	10,317,553
MassMutual Select Blue Chip Growth Fund, Class I (a)	342,670	5,708,882
MassMutual Select Diversified International Fund, Class I (a)	522,958	3,352,162
MassMutual Select Diversified Value Fund, Class I (a)	375,727	5,598,334
MassMutual Select Focused Value Fund, Class I (a)	207,808	3,823,664
MassMutual Select Fundamental Growth Fund, Class I (a)	651,893	5,221,663
MassMutual Select Fundamental Value Fund, Class I (a)	400,052	4,956,644
MassMutual Select Growth Opportunities Fund, Class I (a)	355,810	3,849,861
MassMutual Select Large Cap Value Fund, Class I (a)	627,362	4,523,283
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	265,574	5,088,400
MassMutual Select Mid-Cap Value Fund, Class I (a)	511,108	6,945,959
MassMutual Select Overseas Fund, Class I (a)	2,491,187	19,630,555
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	333,623	4,350,449
MassMutual Select Small Cap Value Equity Fund, Class I (a)	389,981	6,313,796
MassMutual Select Small Company Value Fund, Class I (a)	236,320	2,670,412
MM Select Equity Asset Fund, Class I (a) (b)	8,676,044	88,235,364
Oppenheimer Developing Markets Fund, Class I (a)	67,756	2,297,620
Oppenheimer Real Estate Fund, Class I (a)	72,511	2,120,932

		212,715,851

Fixed Income Funds — 17.1%
Barings Global Floating Rate Fund, Class Y (a)	293,342	2,754,480
MassMutual Premier Core Bond Fund, Class I (a)	604,015	6,807,244

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	1,284,445	$11,932,495
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	124,442	1,343,976
MassMutual Premier Short-Duration Bond Fund, Class I (a)	220,468	2,292,872
MassMutual Select Strategic Bond Fund, Class I (a)	240,809	2,569,433
MassMutual Select Total Return Bond Fund, Class I (a)	290,533	3,030,259
MM Select Bond and Income Asset Fund, Class I (a) (b)	926,040	9,306,702
Oppenheimer International Bond Fund, Class I (a)	648,358	3,851,248

		43,888,709

TOTAL MUTUAL FUNDS (Cost $257,056,374)		256,604,560

TOTAL LONG-TERM INVESTMENTS (Cost $257,056,374)		256,604,560

	Principal Amount
SHORT-TERM INVESTMENTS — 0.0%
Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	$11	11

TOTAL SHORT-TERM INVESTMENTS (Cost $11)		11

TOTAL INVESTMENTS — 100.1% (Cost $257,056,385) (c)		256,604,571

Other Assets/(Liabilities) — (0.1)%		(181,155)

NET ASSETS — 100.0%		$256,423,416

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Growth Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 95.9%
DFA Commodity Strategy Portfolio	593,520	$3,501,767
MassMutual Premier Disciplined Growth Fund, Class I (a)	51,292	599,598
MassMutual Premier Disciplined Value Fund, Class I (a)	38,923	624,712
MassMutual Premier International Equity Fund, Class I (a)	309,933	3,709,898
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	417,624	4,510,344
MassMutual Select Blue Chip Growth Fund, Class I (a)	194,233	3,235,929
MassMutual Select Diversified International Fund, Class I (a)	224,878	1,441,467
MassMutual Select Diversified Value Fund, Class I (a)	213,803	3,185,660
MassMutual Select Focused Value Fund, Class I (a)	81,728	1,503,801
MassMutual Select Fundamental Growth Fund, Class I (a)	370,833	2,970,375
MassMutual Select Fundamental Value Fund, Class I (a)	227,937	2,824,136
MassMutual Select Growth Opportunities Fund, Class I (a)	201,181	2,176,774
MassMutual Select Large Cap Value Fund, Class I (a)	357,234	2,575,655
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	115,412	2,211,292
MassMutual Select Mid-Cap Value Fund, Class I (a)	221,846	3,014,886
MassMutual Select Overseas Fund, Class I (a)	1,052,123	8,290,728
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	149,516	1,949,684
MassMutual Select Small Cap Value Equity Fund, Class I (a)	174,390	2,823,367
MassMutual Select Small Company Value Fund, Class I (a)	105,698	1,194,391
MM Select Equity Asset Fund, Class I (a) (b)	3,669,174	37,315,500
Oppenheimer Developing Markets Fund, Class I (a)	29,160	988,809
Oppenheimer Real Estate Fund, Class I (a)	29,243	855,368

		91,504,141

Fixed Income Funds — 4.2%
Barings Global Floating Rate Fund, Class Y (a)	20,755	194,888

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	57,142	$643,986
MassMutual Premier High Yield Fund, Class I (a)	90,621	841,873
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	17,623	190,330
MassMutual Premier Short-Duration Bond Fund, Class I (a)	21,457	223,154
MassMutual Select Strategic Bond Fund, Class I (a)	24,332	259,620
MassMutual Select Total Return Bond Fund, Class I (a)	29,180	304,345
MM Select Bond and Income Asset Fund, Class I (a) (b)	89,250	896,963
Oppenheimer International Bond Fund, Class I (a)	65,642	389,915

		3,945,074

TOTAL MUTUAL FUNDS (Cost $96,691,152)		95,449,215

TOTAL LONG-TERM INVESTMENTS (Cost $96,691,152)		95,449,215

TOTAL INVESTMENTS — 100.1% (Cost $96,691,152) (c)		95,449,215

Other Assets/(Liabilities) — (0.1)%		(64,884)

NET ASSETS — 100.0%		$95,384,331

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 36.1%
DFA Commodity Strategy Portfolio	342,838	$2,022,742
MassMutual Premier Disciplined Growth Fund, Class I (a)	170,759	1,996,172
MassMutual Premier Disciplined Value Fund, Class I (a)	125,427	2,013,103
MassMutual Premier International Equity Fund, Class I (a)	73,747	882,753
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	205,177	2,215,911
MassMutual Select Blue Chip Growth Fund, Class I (a)	47,417	789,968
MassMutual Select Diversified International Fund, Class I (a)	67,538	432,922
MassMutual Select Diversified Value Fund, Class I (a)	21,976	327,441
MassMutual Select Focused Value Fund, Class I (a)	100,086	1,841,585
MassMutual Select Fundamental Growth Fund, Class I (a)	38,178	305,806
MassMutual Select Fundamental Value Fund, Class I (a)	23,242	287,974
MassMutual Select Growth Opportunities Fund, Class I (a)	21,568	233,366
MassMutual Select Large Cap Value Fund, Class I (a)	36,573	263,695
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	35,015	670,882
MassMutual Select Mid-Cap Value Fund, Class I (a)	67,171	912,854
MassMutual Select Overseas Fund, Class I (a)	245,677	1,935,938
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	37,600	490,301
MassMutual Select Small Cap Value Equity Fund, Class I (a)	43,702	707,530
MassMutual Select Small Company Value Fund, Class I (a)	26,505	299,503
MM Select Equity Asset Fund, Class I (a) (b)	1,293,947	13,159,439
Oppenheimer Developing Markets Fund, Class I (a)	13,854	469,791
Oppenheimer Real Estate Fund, Class I (a)	17,117	500,672

		32,760,348

Fixed Income Funds — 64.0%
Barings Global Floating Rate Fund, Class Y (a)	59,831	561,812

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	909,817	$10,253,643
MassMutual Premier High Yield Fund, Class I (a)	259,844	2,413,952
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	758,388	8,190,592
MassMutual Premier Short-Duration Bond Fund, Class I (a)	865,592	9,002,162
MassMutual Select Strategic Bond Fund, Class I (a)	414,720	4,425,065
MassMutual Select Total Return Bond Fund, Class I (a)	497,289	5,186,725
MM Select Bond and Income Asset Fund, Class I (a) (b)	1,703,960	17,124,798
Oppenheimer International Bond Fund, Class I (a)	158,068	938,924

		58,097,673

TOTAL MUTUAL FUNDS (Cost $89,818,927)		90,858,021

TOTAL LONG-TERM INVESTMENTS (Cost $89,818,927)		90,858,021

TOTAL INVESTMENTS — 100.1% (Cost $89,818,927) (c)		90,858,021

Other Assets/(Liabilities) — (0.1)%		(73,301)

NET ASSETS — 100.0%		$90,784,720

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 43.5%
DFA Commodity Strategy Portfolio	305,775	$1,804,072
MassMutual Premier Disciplined Growth Fund, Class I (a)	137,929	1,612,386
MassMutual Premier Disciplined Value Fund, Class I (a)	102,075	1,638,310
MassMutual Premier International Equity Fund, Class I (a)	95,917	1,148,122
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	173,486	1,873,647
MassMutual Select Blue Chip Growth Fund, Class I (a)	30,796	513,054
MassMutual Select Diversified International Fund, Class I (a)	72,923	467,434
MassMutual Select Diversified Value Fund, Class I (a)	20,959	312,289
MassMutual Select Focused Value Fund, Class I (a)	79,880	1,469,784
MassMutual Select Fundamental Growth Fund, Class I (a)	36,443	291,910
MassMutual Select Fundamental Value Fund, Class I (a)	22,099	273,812
MassMutual Select Growth Opportunities Fund, Class I (a)	20,775	224,785
MassMutual Select Large Cap Value Fund, Class I (a)	34,819	251,045
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	45,875	878,956
MassMutual Select Mid-Cap Value Fund, Class I (a)	88,464	1,202,221
MassMutual Select Overseas Fund, Class I (a)	324,428	2,556,492
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	44,989	586,659
MassMutual Select Small Cap Value Equity Fund, Class I (a)	52,814	855,066
MassMutual Select Small Company Value Fund, Class I (a)	32,003	361,637
MM Select Equity Asset Fund, Class I (a) (b)	1,419,173	14,432,986
Oppenheimer Developing Markets Fund, Class I (a)	12,616	427,821
Oppenheimer Real Estate Fund, Class I (a)	13,735	401,746

		33,584,234

Fixed Income Funds — 56.6%
Barings Global Floating Rate Fund, Class Y (a)	60,506	568,152
MassMutual Premier Core Bond Fund, Class I (a)	707,297	7,971,236

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	266,407	$2,474,917
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	539,066	5,821,914
MassMutual Premier Short-Duration Bond Fund, Class I (a)	493,776	5,135,275
MassMutual Select Strategic Bond Fund, Class I (a)	325,979	3,478,197
MassMutual Select Total Return Bond Fund, Class I (a)	390,600	4,073,954
MM Select Bond and Income Asset Fund, Class I (a) (b)	1,339,940	13,466,397
Oppenheimer International Bond Fund, Class I (a)	130,359	774,331

		43,764,373

TOTAL MUTUAL FUNDS (Cost $76,403,146)		77,348,607

TOTAL LONG-TERM INVESTMENTS (Cost $76,403,146)		77,348,607

TOTAL INVESTMENTS — 100.1% (Cost $76,403,146) (c)		77,348,607

Other Assets/(Liabilities) — (0.1)%		(68,019)

NET ASSETS — 100.0%		$77,280,588

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 48.4%
DFA Commodity Strategy Portfolio	406,146	$2,396,261
MassMutual Premier Disciplined Growth Fund, Class I (a)	210,294	2,458,334
MassMutual Premier Disciplined Value Fund, Class I (a)	155,374	2,493,759
MassMutual Premier International Equity Fund, Class I (a)	167,933	2,010,152
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	243,883	2,633,939
MassMutual Select Blue Chip Growth Fund, Class I (a)	39,722	661,762
MassMutual Select Diversified International Fund, Class I (a)	123,231	789,913
MassMutual Select Diversified Value Fund, Class I (a)	34,238	510,150
MassMutual Select Focused Value Fund, Class I (a)	109,187	2,009,044
MassMutual Select Fundamental Growth Fund, Class I (a)	59,481	476,442
MassMutual Select Fundamental Value Fund, Class I (a)	36,176	448,221
MassMutual Select Growth Opportunities Fund, Class I (a)	33,724	364,894
MassMutual Select Large Cap Value Fund, Class I (a)	56,940	410,536
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	78,590	1,505,793
MassMutual Select Mid-Cap Value Fund, Class I (a)	151,171	2,054,415
MassMutual Select Overseas Fund, Class I (a)	568,894	4,482,888
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	74,698	974,067
MassMutual Select Small Cap Value Equity Fund, Class I (a)	87,249	1,412,564
MassMutual Select Small Company Value Fund, Class I (a)	52,892	597,680
MM Select Equity Asset Fund, Class I (a) (b)	2,129,394	21,655,937
Oppenheimer Developing Markets Fund, Class I (a)	16,997	576,352
Oppenheimer Real Estate Fund, Class I (a)	19,699	576,208

		51,499,311

Fixed Income Funds — 51.7%
Barings Global Floating Rate Fund, Class Y (a)	85,683	804,562
MassMutual Premier Core Bond Fund, Class I (a)	962,407	10,846,322

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	373,609	$3,470,827
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	679,316	7,336,610
MassMutual Premier Short-Duration Bond Fund, Class I (a)	571,846	5,947,200
MassMutual Select Strategic Bond Fund, Class I (a)	416,454	4,443,563
MassMutual Select Total Return Bond Fund, Class I (a)	499,205	5,206,705
MM Select Bond and Income Asset Fund, Class I (a) (b)	1,582,660	15,905,733
Oppenheimer International Bond Fund, Class I (a)	185,176	1,099,948

		55,061,470

TOTAL MUTUAL FUNDS (Cost $104,887,711)		106,560,781

TOTAL LONG-TERM INVESTMENTS (Cost $104,887,711)		106,560,781

TOTAL INVESTMENTS — 100.1% (Cost $104,887,711) (c)		106,560,781

Other Assets/(Liabilities) — (0.1)%		(85,643)

NET ASSETS — 100.0%		$106,475,138

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 62.3%
DFA Commodity Strategy Portfolio	2,566,258	$15,140,920
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,156,243	13,516,479
MassMutual Premier Disciplined Value Fund, Class I (a)	854,797	13,719,484
MassMutual Premier International Equity Fund, Class I (a)	1,001,424	11,987,044
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,566,856	16,922,042
MassMutual Select Blue Chip Growth Fund, Class I (a)	505,197	8,416,581
MassMutual Select Diversified International Fund, Class I (a)	776,221	4,975,577
MassMutual Select Diversified Value Fund, Class I (a)	480,636	7,161,473
MassMutual Select Focused Value Fund, Class I (a)	542,037	9,973,478
MassMutual Select Fundamental Growth Fund, Class I (a)	833,816	6,678,866
MassMutual Select Fundamental Value Fund, Class I (a)	511,218	6,333,986
MassMutual Select Growth Opportunities Fund, Class I (a)	457,904	4,954,522
MassMutual Select Large Cap Value Fund, Class I (a)	801,974	5,782,236
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	460,612	8,825,329
MassMutual Select Mid-Cap Value Fund, Class I (a)	885,734	12,037,123
MassMutual Select Overseas Fund, Class I (a)	3,386,750	26,687,589
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	451,539	5,888,072
MassMutual Select Small Cap Value Equity Fund, Class I (a)	527,001	8,532,141
MassMutual Select Small Company Value Fund, Class I (a)	319,458	3,609,875
MM Select Equity Asset Fund, Class I (a) (b)	13,808,650	140,433,968
Oppenheimer Developing Markets Fund, Class I (a)	109,007	3,696,438
Oppenheimer Real Estate Fund, Class I (a)	127,143	3,718,931

		338,992,154

Fixed Income Funds — 37.8%
Barings Global Floating Rate Fund, Class Y (a)	432,934	4,065,251
MassMutual Premier Core Bond Fund, Class I (a)	3,036,131	34,217,198

	Number of Shares	Value
MassMutual Premier High Yield Fund, Class I (a)	1,878,855	$17,454,568
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	2,599,551	28,075,154
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,486,107	25,855,508
MassMutual Select Strategic Bond Fund, Class I (a)	1,390,791	14,839,742
MassMutual Select Total Return Bond Fund, Class I (a)	1,667,157	17,388,450
MM Select Bond and Income Asset Fund, Class I (a) (b)	5,714,680	57,432,534
Oppenheimer International Bond Fund, Class I (a)	1,094,546	6,501,600

		205,830,005

TOTAL MUTUAL FUNDS (Cost $543,208,632)		544,822,159

TOTAL LONG-TERM INVESTMENTS (Cost $543,208,632)		544,822,159

TOTAL INVESTMENTS — 100.1% (Cost $543,208,632) (c)		544,822,159

Other Assets/(Liabilities) — (0.1)%		(428,268)

NET ASSETS — 100.0%		$544,393,891

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 72.6%
DFA Commodity Strategy Portfolio	1,235,789	$7,291,157
MassMutual Premier Disciplined Growth Fund, Class I (a)	569,562	6,658,183
MassMutual Premier Disciplined Value Fund, Class I (a)	420,946	6,756,182
MassMutual Premier International Equity Fund, Class I (a)	584,362	6,994,815
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	827,216	8,933,928
MassMutual Select Blue Chip Growth Fund, Class I (a)	296,421	4,938,367
MassMutual Select Diversified International Fund, Class I (a)	450,137	2,885,380
MassMutual Select Diversified Value Fund, Class I (a)	306,409	4,565,490
MassMutual Select Focused Value Fund, Class I (a)	237,287	4,366,081
MassMutual Select Fundamental Growth Fund, Class I (a)	531,630	4,258,354
MassMutual Select Fundamental Value Fund, Class I (a)	326,308	4,042,954
MassMutual Select Growth Opportunities Fund, Class I (a)	289,991	3,137,698
MassMutual Select Large Cap Value Fund, Class I (a)	511,689	3,689,278
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	235,678	4,515,600
MassMutual Select Mid-Cap Value Fund, Class I (a)	451,859	6,140,760
MassMutual Select Overseas Fund, Class I (a)	1,982,891	15,625,179
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	258,925	3,376,376
MassMutual Select Small Cap Value Equity Fund, Class I (a)	300,891	4,871,433
MassMutual Select Small Company Value Fund, Class I (a)	182,485	2,062,077
MM Select Equity Asset Fund, Class I (a) (b)	7,018,841	71,381,610
Oppenheimer Developing Markets Fund, Class I (a)	54,512	1,848,496
Oppenheimer Real Estate Fund, Class I (a)	65,102	1,904,247

		180,243,645

Fixed Income Funds — 27.5%
Barings Global Floating Rate Fund, Class Y (a)	286,119	2,686,662

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	905,041	$10,199,815
MassMutual Premier High Yield Fund, Class I (a)	1,240,053	11,520,090
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	764,659	8,258,315
MassMutual Premier Short-Duration Bond Fund, Class I (a)	660,020	6,864,211
MassMutual Select Strategic Bond Fund, Class I (a)	395,395	4,218,868
MassMutual Select Total Return Bond Fund, Class I (a)	474,205	4,945,960
MM Select Bond and Income Asset Fund, Class I (a) (b)	1,564,110	15,719,305
Oppenheimer International Bond Fund, Class I (a)	639,305	3,797,471

		68,210,697

TOTAL MUTUAL FUNDS (Cost $245,242,419)		248,454,342

TOTAL LONG-TERM INVESTMENTS (Cost $245,242,419)		248,454,342

TOTAL INVESTMENTS — 100.1% (Cost $245,242,419) (c)		248,454,342

Other Assets/(Liabilities) — (0.1)%		(183,144)

NET ASSETS — 100.0%		$248,271,198

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 79.4%
DFA Commodity Strategy Portfolio	2,945,592	$17,378,991
MassMutual Premier Disciplined Growth Fund, Class I (a)	994,906	11,630,447
MassMutual Premier Disciplined Value Fund, Class I (a)	737,835	11,842,256
MassMutual Premier International Equity Fund, Class I (a)	1,513,937	18,121,824
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,973,040	21,308,827
MassMutual Select Blue Chip Growth Fund, Class I (a)	724,071	12,063,019
MassMutual Select Diversified International Fund, Class I (a)	1,095,869	7,024,522
MassMutual Select Diversified Value Fund, Class I (a)	776,919	11,576,100
MassMutual Select Focused Value Fund, Class I (a)	445,337	8,194,202
MassMutual Select Fundamental Growth Fund, Class I (a)	1,347,779	10,795,708
MassMutual Select Fundamental Value Fund, Class I (a)	827,396	10,251,432
MassMutual Select Growth Opportunities Fund, Class I (a)	735,197	7,954,830
MassMutual Select Large Cap Value Fund, Class I (a)	1,297,377	9,354,087
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	551,137	10,559,790
MassMutual Select Mid-Cap Value Fund, Class I (a)	1,058,778	14,388,797
MassMutual Select Overseas Fund, Class I (a)	5,141,355	40,513,878
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	683,726	8,915,787
MassMutual Select Small Cap Value Equity Fund, Class I (a)	796,691	12,898,431
MassMutual Select Small Company Value Fund, Class I (a)	483,003	5,457,929
MM Select Equity Asset Fund, Class I (a) (b)	17,493,885	177,912,812
Oppenheimer Developing Markets Fund, Class I (a)	135,590	4,597,852
Oppenheimer Real Estate Fund, Class I (a)	151,495	4,431,240

		437,172,761

Fixed Income Funds — 20.7%
Barings Global Floating Rate Fund, Class Y (a)	743,357	6,980,125

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	1,201,555	$13,541,529
MassMutual Premier High Yield Fund, Class I (a)	3,227,505	29,983,520
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,038,455	11,215,309
MassMutual Premier Short-Duration Bond Fund, Class I (a)	622,651	6,475,568
MassMutual Select Strategic Bond Fund, Class I (a)	556,950	5,942,658
MassMutual Select Total Return Bond Fund, Class I (a)	667,688	6,963,983
MM Select Bond and Income Asset Fund, Class I (a) (b)	2,333,350	23,450,168
Oppenheimer International Bond Fund, Class I (a)	1,628,580	9,673,765

		114,226,625

TOTAL MUTUAL FUNDS (Cost $551,453,577)		551,399,386

TOTAL LONG-TERM INVESTMENTS (Cost $551,453,577)		551,399,386

TOTAL INVESTMENTS — 100.1% (Cost $551,453,577) (c)		551,399,386

Other Assets/(Liabilities) — (0.1)%		(419,441)

NET ASSETS — 100.0%		$550,979,945

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 84.1%
DFA Commodity Strategy Portfolio	990,701	$5,845,135
MassMutual Premier Disciplined Growth Fund, Class I (a)	305,772	3,574,474
MassMutual Premier Disciplined Value Fund, Class I (a)	226,986	3,643,126
MassMutual Premier International Equity Fund, Class I (a)	545,638	6,531,282
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	701,393	7,575,049
MassMutual Select Blue Chip Growth Fund, Class I (a)	282,355	4,704,027
MassMutual Select Diversified International Fund, Class I (a)	405,063	2,596,453
MassMutual Select Diversified Value Fund, Class I (a)	306,964	4,573,771
MassMutual Select Focused Value Fund, Class I (a)	151,179	2,781,686
MassMutual Select Fundamental Growth Fund, Class I (a)	532,544	4,265,681
MassMutual Select Fundamental Value Fund, Class I (a)	327,128	4,053,117
MassMutual Select Growth Opportunities Fund, Class I (a)	289,452	3,131,866
MassMutual Select Large Cap Value Fund, Class I (a)	512,772	3,697,085
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	196,001	3,755,386
MassMutual Select Mid-Cap Value Fund, Class I (a)	375,719	5,106,016
MassMutual Select Overseas Fund, Class I (a)	1,854,447	14,613,040
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	248,972	3,246,589
MassMutual Select Small Cap Value Equity Fund, Class I (a)	289,107	4,680,644
MassMutual Select Small Company Value Fund, Class I (a)	175,337	1,981,311
MM Select Equity Asset Fund, Class I (a) (b)	6,012,735	61,149,514
Oppenheimer Developing Markets Fund, Class I (a)	46,704	1,583,725
Oppenheimer Real Estate Fund, Class I (a)	52,792	1,544,168

		154,633,145

Fixed Income Funds — 16.0%
Barings Global Floating Rate Fund, Class Y (a)	188,767	1,772,519

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	352,731	$3,975,278
MassMutual Premier High Yield Fund, Class I (a)	818,721	7,605,921
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	226,304	2,444,083
MassMutual Premier Short-Duration Bond Fund, Class I (a)	158,828	1,651,814
MassMutual Select Strategic Bond Fund, Class I (a)	151,112	1,612,369
MassMutual Select Total Return Bond Fund, Class I (a)	181,212	1,890,044
MM Select Bond and Income Asset Fund, Class I (a) (b)	581,040	5,839,452
Oppenheimer International Bond Fund, Class I (a)	443,758	2,635,923

		29,427,403

TOTAL MUTUAL FUNDS (Cost $182,365,503)		184,060,548

TOTAL LONG-TERM INVESTMENTS (Cost $182,365,503)		184,060,548

TOTAL INVESTMENTS — 100.1% (Cost $182,365,503) (c)		184,060,548

Other Assets/(Liabilities) — (0.1)%		(150,746)

NET ASSETS — 100.0%		$183,909,802

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 85.9%
DFA Commodity Strategy Portfolio	1,814,915	$10,707,998
MassMutual Premier Disciplined Growth Fund, Class I (a)	360,737	4,217,016
MassMutual Premier Disciplined Value Fund, Class I (a)	268,408	4,307,941
MassMutual Premier International Equity Fund, Class I (a)	969,575	11,605,813
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,281,444	13,839,592
MassMutual Select Blue Chip Growth Fund, Class I (a)	550,423	9,170,052
MassMutual Select Diversified International Fund, Class I (a)	712,024	4,564,073
MassMutual Select Diversified Value Fund, Class I (a)	602,991	8,984,567
MassMutual Select Focused Value Fund, Class I (a)	262,906	4,837,472
MassMutual Select Fundamental Growth Fund, Class I (a)	1,045,865	8,377,378
MassMutual Select Fundamental Value Fund, Class I (a)	642,694	7,962,973
MassMutual Select Growth Opportunities Fund, Class I (a)	568,273	6,148,712
MassMutual Select Large Cap Value Fund, Class I (a)	1,007,364	7,263,097
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	355,432	6,810,068
MassMutual Select Mid-Cap Value Fund, Class I (a)	682,657	9,277,312
MassMutual Select Overseas Fund, Class I (a)	3,290,807	25,931,562
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	455,651	5,941,683
MassMutual Select Small Cap Value Equity Fund, Class I (a)	530,688	8,591,836
MassMutual Select Small Company Value Fund, Class I (a)	321,802	3,636,365
MM Select Equity Asset Fund, Class I (a) (b)	11,186,095	113,762,583
Oppenheimer Developing Markets Fund, Class I (a)	87,166	2,955,812
Oppenheimer Real Estate Fund, Class I (a)	92,048	2,692,413

		281,586,318

Fixed Income Funds — 14.2%
Barings Global Floating Rate Fund, Class Y (a)	272,920	2,562,722

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	608,243	$6,854,898
MassMutual Premier High Yield Fund, Class I (a)	1,183,865	10,998,106
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	285,897	3,087,683
MassMutual Premier Short-Duration Bond Fund, Class I (a)	246,194	2,560,414
MassMutual Select Strategic Bond Fund, Class I (a)	260,260	2,776,975
MassMutual Select Total Return Bond Fund, Class I (a)	312,065	3,254,835
MM Select Bond and Income Asset Fund, Class I (a) (b)	984,190	9,891,110
Oppenheimer International Bond Fund, Class I (a)	730,913	4,341,621

		46,328,364

TOTAL MUTUAL FUNDS (Cost $328,280,583)		327,914,682

TOTAL LONG-TERM INVESTMENTS (Cost $328,280,583)		327,914,682

TOTAL INVESTMENTS — 100.1% (Cost $328,280,583) (c)		327,914,682

Other Assets/(Liabilities) — (0.1)%		(217,909)

NET ASSETS — 100.0%		$327,696,773

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.0%
DFA Commodity Strategy Portfolio	558,660	$3,296,093
MassMutual Premier Disciplined Growth Fund, Class I (a)	84,509	987,914
MassMutual Premier Disciplined Value Fund, Class I (a)	62,852	1,008,776
MassMutual Premier International Equity Fund, Class I (a)	313,345	3,750,734
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	416,146	4,494,372
MassMutual Select Blue Chip Growth Fund, Class I (a)	194,182	3,235,074
MassMutual Select Diversified International Fund, Class I (a)	234,017	1,500,048
MassMutual Select Diversified Value Fund, Class I (a)	213,052	3,174,474
MassMutual Select Focused Value Fund, Class I (a)	83,624	1,538,687
MassMutual Select Fundamental Growth Fund, Class I (a)	369,558	2,960,159
MassMutual Select Fundamental Value Fund, Class I (a)	227,208	2,815,108
MassMutual Select Growth Opportunities Fund, Class I (a)	200,356	2,167,853
MassMutual Select Large Cap Value Fund, Class I (a)	356,055	2,567,157
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	115,550	2,213,948
MassMutual Select Mid-Cap Value Fund, Class I (a)	221,533	3,010,629
MassMutual Select Overseas Fund, Class I (a)	1,063,300	8,378,808
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	149,220	1,945,829
MassMutual Select Small Cap Value Equity Fund, Class I (a)	173,247	2,804,869
MassMutual Select Small Company Value Fund, Class I (a)	105,110	1,187,742
MM Select Equity Asset Fund, Class I (a) (b)	3,527,673	35,876,438
Oppenheimer Developing Markets Fund, Class I (a)	27,376	928,311
Oppenheimer Real Estate Fund, Class I (a)	29,115	851,624

		90,694,647

Fixed Income Funds — 12.1%
Barings Global Floating Rate Fund, Class Y (a)	67,467	633,512

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	192,879	$2,173,752
MassMutual Premier High Yield Fund, Class I (a)	291,194	2,705,191
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	61,909	668,616
MassMutual Premier Short-Duration Bond Fund, Class I (a)	74,458	774,359
MassMutual Select Strategic Bond Fund, Class I (a)	76,172	812,755
MassMutual Select Total Return Bond Fund, Class I (a)	91,373	953,025
MM Select Bond and Income Asset Fund, Class I (a) (b)	258,100	2,593,905
Oppenheimer International Bond Fund, Class I (a)	202,313	1,201,737

		12,516,852

TOTAL MUTUAL FUNDS (Cost $102,386,122)		103,211,499

TOTAL LONG-TERM INVESTMENTS (Cost $102,386,122)		103,211,499

TOTAL INVESTMENTS — 100.1% (Cost $102,386,122) (c)		103,211,499

Other Assets/(Liabilities) — (0.1)%		(82,813)

NET ASSETS — 100.0%		$103,128,686

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.0%
DFA Commodity Strategy Portfolio	865,837	$5,108,438
MassMutual Premier Disciplined Growth Fund, Class I (a)	121,168	1,416,459
MassMutual Premier Disciplined Value Fund, Class I (a)	90,384	1,450,666
MassMutual Premier International Equity Fund, Class I (a)	485,418	5,810,453
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	645,023	6,966,250
MassMutual Select Blue Chip Growth Fund, Class I (a)	304,740	5,076,971
MassMutual Select Diversified International Fund, Class I (a)	363,949	2,332,911
MassMutual Select Diversified Value Fund, Class I (a)	334,304	4,981,131
MassMutual Select Focused Value Fund, Class I (a)	129,304	2,379,186
MassMutual Select Fundamental Growth Fund, Class I (a)	579,797	4,644,170
MassMutual Select Fundamental Value Fund, Class I (a)	356,497	4,417,004
MassMutual Select Growth Opportunities Fund, Class I (a)	314,200	3,399,644
MassMutual Select Large Cap Value Fund, Class I (a)	558,696	4,028,198
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	179,548	3,440,140
MassMutual Select Mid-Cap Value Fund, Class I (a)	343,928	4,673,975
MassMutual Select Overseas Fund, Class I (a)	1,647,618	12,983,232
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	232,208	3,027,995
MassMutual Select Small Cap Value Equity Fund, Class I (a)	269,179	4,358,010
MassMutual Select Small Company Value Fund, Class I (a)	163,277	1,845,025
MM Select Equity Asset Fund, Class I (a) (b)	5,438,318	55,307,693
Oppenheimer Developing Markets Fund, Class I (a)	42,536	1,442,381
Oppenheimer Real Estate Fund, Class I (a)	46,049	1,346,923

		140,436,855

Fixed Income Funds — 6.1%
Barings Global Floating Rate Fund, Class Y (a)	48,594	456,299

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	141,097	$1,590,164
MassMutual Premier High Yield Fund, Class I (a)	209,353	1,944,887
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	42,916	463,497
MassMutual Premier Short-Duration Bond Fund, Class I (a)	54,252	564,216
MassMutual Select Strategic Bond Fund, Class I (a)	56,202	599,674
MassMutual Select Total Return Bond Fund, Class I (a)	67,399	702,969
MM Select Bond and Income Asset Fund, Class I (a) (b)	192,050	1,930,102
Oppenheimer International Bond Fund, Class I (a)	148,556	882,424

		9,134,232

TOTAL MUTUAL FUNDS (Cost $149,589,364)		149,571,087

TOTAL LONG-TERM INVESTMENTS (Cost $149,589,364)		149,571,087

TOTAL INVESTMENTS — 100.1% (Cost $149,589,364) (c)		149,571,087

Other Assets/(Liabilities) — (0.1)%		(81,699)

NET ASSETS — 100.0%		$149,489,388

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART 2055 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 93.9%
DFA Commodity Strategy Portfolio	150,962	$890,676
MassMutual Premier Disciplined Growth Fund, Class I (a)	31,753	371,193
MassMutual Premier Disciplined Value Fund, Class I (a)	23,479	376,844
MassMutual Premier International Equity Fund, Class I (a)	90,624	1,084,773
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	118,680	1,281,748
MassMutual Select Blue Chip Growth Fund, Class I (a)	57,282	954,319
MassMutual Select Diversified International Fund, Class I (a)	70,745	453,473
MassMutual Select Diversified Value Fund, Class I (a)	62,611	932,904
MassMutual Select Focused Value Fund, Class I (a)	24,570	452,094
MassMutual Select Fundamental Growth Fund, Class I (a)	108,589	869,800
MassMutual Select Fundamental Value Fund, Class I (a)	66,788	827,500
MassMutual Select Growth Opportunities Fund, Class I (a)	58,780	636,001
MassMutual Select Large Cap Value Fund, Class I (a)	104,664	754,628
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	33,010	632,470
MassMutual Select Mid-Cap Value Fund, Class I (a)	63,173	858,515
MassMutual Select Overseas Fund, Class I (a)	307,542	2,423,434
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	42,621	555,780
MassMutual Select Small Cap Value Equity Fund, Class I (a)	49,353	799,025
MassMutual Select Small Company Value Fund, Class I (a)	29,959	338,537
MM Select Equity Asset Fund, Class I (a) (b)	959,667	9,759,813
Oppenheimer Developing Markets Fund, Class I (a)	7,424	251,748
Oppenheimer Real Estate Fund, Class I (a)	8,119	237,492

		25,742,767

Fixed Income Funds — 6.1%
Barings Global Floating Rate Fund, Class Y (a)	8,866	83,250

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	27,615	$311,221
MassMutual Premier High Yield Fund, Class I (a)	38,443	357,139
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	8,226	88,839
MassMutual Premier Short-Duration Bond Fund, Class I (a)	10,758	111,882
MassMutual Select Strategic Bond Fund, Class I (a)	10,287	109,759
MassMutual Select Total Return Bond Fund, Class I (a)	12,336	128,660
MM Select Bond and Income Asset Fund, Class I (a) (b)	32,570	327,329
Oppenheimer International Bond Fund, Class I (a)	26,340	156,459

		1,674,538

TOTAL MUTUAL FUNDS (Cost $26,949,823)		27,417,305

TOTAL LONG-TERM INVESTMENTS (Cost $26,949,823)		27,417,305

TOTAL INVESTMENTS — 100.0% (Cost $26,949,823) (c)		27,417,305

Other Assets/(Liabilities) — (0.0)%		(8,107)

NET ASSETS — 100.0%		$27,409,198

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART 2060 Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
MUTUAL FUNDS — 99.7%
Equity Funds — 93.6%
DFA Commodity Strategy Portfolio	62,217	$367,082
MassMutual Premier Disciplined Growth Fund, Class I (a)	6,200	72,473
MassMutual Premier Disciplined Value Fund, Class I (a)	4,694	75,336
MassMutual Premier International Equity Fund, Class I (a)	33,058	395,707
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	44,400	479,523
MassMutual Select Blue Chip Growth Fund, Class I (a)	20,731	345,385
MassMutual Select Diversified International Fund, Class I (a)	24,144	154,762
MassMutual Select Diversified Value Fund, Class I (a)	22,805	339,801
MassMutual Select Focused Value Fund, Class I (a)	8,739	160,796
MassMutual Select Fundamental Growth Fund, Class I (a)	39,540	316,715
MassMutual Select Fundamental Value Fund, Class I (a)	24,311	301,209
MassMutual Select Growth Opportunities Fund, Class I (a)	21,450	232,091
MassMutual Select Large Cap Value Fund, Class I (a)	38,105	274,740
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	12,265	234,999
MassMutual Select Mid-Cap Value Fund, Class I (a)	23,574	320,367
MassMutual Select Overseas Fund, Class I (a)	112,212	884,229
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	15,877	207,041
MassMutual Select Small Cap Value Equity Fund, Class I (a)	18,521	299,849
MassMutual Select Small Company Value Fund, Class I (a)	11,231	126,913
MM Select Equity Asset Fund, Class I (a) (b)	387,041	3,936,208
Oppenheimer Developing Markets Fund, Class I (a)	3,058	103,689
Oppenheimer Real Estate Fund, Class I (a)	3,066	89,683

		9,718,598

Fixed Income Funds — 6.1%
Barings Global Floating Rate Fund, Class Y (a)	3,321	31,180

	Number of Shares	Value
MassMutual Premier Core Bond Fund, Class I (a)	9,331	$105,164
MassMutual Premier High Yield Fund, Class I (a)	14,522	134,911
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	2,854	30,822
MassMutual Premier Short-Duration Bond Fund, Class I (a)	3,520	36,612
MassMutual Select Strategic Bond Fund, Class I (a)	3,898	41,596
MassMutual Select Total Return Bond Fund, Class I (a)	4,668	48,689
MM Select Bond and Income Asset Fund, Class I (a) (b)	14,060	141,303
Oppenheimer International Bond Fund, Class I (a)	10,405	61,803

		632,080

TOTAL MUTUAL FUNDS (Cost $10,450,997)		10,350,678

TOTAL LONG-TERM INVESTMENTS (Cost $10,450,997)		10,350,678

TOTAL INVESTMENTS — 99.7% (Cost $10,450,997) (c)		10,350,678

Other Assets/(Liabilities) — 0.3%		27,734

NET ASSETS — 100.0%		$10,378,412

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2016

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$3,606,237	$8,425,531
Investments, at value — affiliated issuers (Note 2 & 7) (b)	193,604,403	310,848,184
Other short-term investments, at value (Note 2) (c)	-	11

Total investments	197,210,640	319,273,726

Receivables from:
Investments sold	1,131,614	-
Investment adviser (Note 3)	14,156	7,808
Fund shares sold	40,704	211,318
Interest and dividends	9,167	14,989
Prepaid expenses	32,096	32,198
Other assets	-	127

Total assets	198,438,377	319,540,166

Liabilities:
Payables for:
Investments purchased	9,167	224,903
Fund shares repurchased	1,171,440	-
Trustees’ fees and expenses (Note 3)	27,234	52,587
Affiliates (Note 3):
Administration fees	38,650	49,715
Service fees	78,111	104,856
Shareholder service fees	11,961	30,172
Distribution fees	2,913	5,226
Due to custodian	-	11
Accrued expense and other liabilities	27,420	31,725

Total liabilities	1,366,896	499,195

Net assets	$197,071,481	$319,040,971

Net assets consist of:
Paid-in capital	$202,251,935	$328,329,919
Undistributed (accumulated) net investment income (loss)	184,123	612,707
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,161,061)	(11,050,315)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,796,484	1,148,660

Net assets	$197,071,481	$319,040,971

(a) Cost of investments — unaffiliated issuers:	$3,650,374	$8,530,383
(b) Cost of investments — affiliated issuers:	$191,763,782	$309,594,672
(c) Cost of other short-term investments:	$-	$11

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$8,644,083	$3,501,767	$2,022,742	$1,804,072	$2,396,261	$15,140,920
247,960,477	91,947,448	88,835,279	75,544,535	104,164,520	529,681,239
11	-	-	-	-	-

256,604,571	95,449,215	90,858,021	77,348,607	106,560,781	544,822,159

946,542	-	-	444,331	-	259,066
9,232	10,786	11,888	13,422	11,483	4,172
91,508	109,105	815,706	40,386	58,687	513,212
17,263	1,205	3,384	3,636	4,974	25,029
32,096	31,556	28,193	28,137	29,622	29,302
-	-	-	-	-	-

257,701,212	95,601,867	91,717,192	77,878,519	106,665,547	545,652,940

17,263	109,879	817,030	3,636	9,426	25,029
1,036,803	142	1,668	486,517	53,767	783,622
41,194	11,530	27,740	26,675	5,552	100,055

42,651	23,006	22,434	21,151	25,706	81,637
80,285	36,274	24,855	23,686	46,549	146,857
25,312	9,553	6,675	5,224	4,343	32,051
4,409	2,754	7,883	6,560	21,100	55,096
11	-	-	-	-	-
29,868	24,398	24,187	24,482	23,966	34,702

1,277,796	217,536	932,472	597,931	190,409	1,259,049

$256,423,416	$95,384,331	$90,784,720	$77,280,588	$106,475,138	$544,393,891

$264,922,757	$100,110,117	$107,136,233	$95,694,689	$107,965,088	$562,356,214
821,213	187,138	1,877,187	1,996,491	60,986	1,191,918
(8,868,740)	(3,670,987)	(19,267,794)	(21,356,053)	(3,224,006)	(20,767,768)
(451,814)	(1,241,937)	1,039,094	945,461	1,673,070	1,613,527

$256,423,416	$95,384,331	$90,784,720	$77,280,588	$106,475,138	$544,393,891

$8,754,837	$3,547,042	$2,048,346	$1,828,492	$2,423,338	$15,346,747
$248,301,537	$93,144,110	$87,770,581	$74,574,654	$102,464,373	$527,861,885
$11	$-	$-	$-	$-	$-

45

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class I shares:
Net assets	$287,503	$198,135

Shares outstanding (a)	29,585	20,789

Net asset value, offering price and redemption price per share	$9.72	$9.53

Class R5 shares:
Net assets	$9,489,871	$39,100,111

Shares outstanding (a)	978,144	4,104,995

Net asset value, offering price and redemption price per share	$9.70	$9.53

Service Class shares:
Net assets	$8,032,064	$5,622,782

Shares outstanding (a)	828,535	588,767

Net asset value, offering price and redemption price per share	$9.69	$9.55

Administrative Class shares:
Net assets	$53,140,098	$105,185,526

Shares outstanding (a)	5,479,954	11,026,288

Net asset value, offering price and redemption price per share	$9.70	$9.54

Class A shares:
Net assets	$39,638,775	$138,757,689

Shares outstanding (a)	4,092,946	14,537,773

Net asset value, and redemption price per share	$9.68	$9.54

Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.27	$10.12

Class R4 shares:
Net assets	$81,328,059	$21,403,487

Shares outstanding (a)	8,435,712	2,251,882

Net asset value, offering price and redemption price per share	$9.64	$9.50

Class R3 shares:
Net assets	$5,155,111	$8,773,241

Shares outstanding (a)	536,468	926,028

Net asset value, offering price and redemption price per share	$9.61	$9.47

(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$110,330	$128,764	$2,466,905	$563,756	$5,762,941	$11,260,876

11,549	12,776	221,686	47,945	502,609	937,572

$9.55	$10.08	$11.13	$11.76	$11.47	$12.01

$22,451,806	$4,661,927	$3,494,088	$1,844,276	$659,906	$18,943,958

2,351,228	462,457	313,723	155,782	57,581	1,579,006

$9.55	$10.08	$11.14	$11.84	$11.46	$12.00

$7,021,249	$1,656,573	$15,440,215	$24,677,213	$11,144,902	$156,528,802

735,088	164,208	1,385,167	2,080,624	972,394	13,018,787

$9.55	$10.09	$11.15	$11.86	$11.46	$12.02

$98,970,590	$30,872,478	$28,572,620	$13,490,818	$14,837,384	$122,808,696

10,359,124	3,064,965	2,565,272	1,140,988	1,299,255	10,239,032

$9.55	$10.07	$11.14	$11.82	$11.42	$11.99

$104,156,250	$46,705,973	$20,905,518	$21,177,107	$17,424,144	$88,094,754

10,890,713	4,648,918	1,891,394	1,806,203	1,537,382	7,394,572

$9.56	$10.05	$11.05	$11.72	$11.33	$11.91

$10.14	$10.66	$11.72	$12.44	$12.02	$12.64

$16,184,675	$6,786,002	$6,232,798	$5,422,689	$23,450,218	$58,345,575

1,701,296	678,562	567,592	465,503	2,076,848	4,951,410

$9.51	$10.00	$10.98	$11.65	$11.29	$11.78

$7,528,516	$4,572,614	$13,672,576	$10,104,729	$33,195,643	$88,411,230

793,699	458,591	1,254,442	877,435	2,947,042	7,617,618

$9.49	$9.97	$10.90	$11.52	$11.26	$11.61

47

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$7,291,157	$17,378,991
Investments, at value — affiliated issuers (Note 2 & 7) (b)	241,163,185	534,020,395

Total investments	248,454,342	551,399,386

Cash	-	-
Receivables from:
Investment adviser (Note 3)	16,920	3,993
Fund shares sold	387,959	333,405
Interest and dividends	15,949	42,619
Prepaid expenses	29,871	28,905

Total assets	248,905,041	551,808,308

Liabilities:
Payables for:
Investments purchased	373,985	165,102
Fund shares repurchased	23,365	219,220
Trustees’ fees and expenses (Note 3)	10,303	85,407
Affiliates (Note 3):
Administration fees	44,194	82,436
Service fees	99,218	147,875
Shareholder service fees	10,530	31,056
Distribution fees	45,599	62,700
Accrued expense and other liabilities	26,649	34,567

Total liabilities	633,843	828,363

Net assets	$248,271,198	$550,979,945

Net assets consist of:
Paid-in capital	$250,361,479	$571,028,958
Undistributed (accumulated) net investment income (loss)	570,871	1,756,035
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,873,075)	(21,750,857)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,211,923	(54,191)

Net assets	$248,271,198	$550,979,945

(a) Cost of investments — unaffiliated issuers:	$7,375,639	$17,613,224
(b) Cost of investments — affiliated issuers:	$237,866,780	$533,840,353

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund	MassMutual RetireSMART 2060 Fund

$5,845,135	$10,707,998	$3,296,093	$5,108,438	$890,676	$367,082
178,215,413	317,206,684	99,915,406	144,462,649	26,526,629	9,983,596

184,060,548	327,914,682	103,211,499	149,571,087	27,417,305	10,350,678

-	-	-	-	-	8,211

10,367	8,291	14,906	14,820	15,318	20,505
1,275,716	826,159	587,972	632,589	130,057	16,904
10,572	15,550	3,748	2,697	478	191
29,622	28,900	29,417	27,580	34,233	22,460

185,386,825	328,793,582	103,847,542	150,248,773	27,597,391	10,418,949

1,143,169	687,640	533,677	621,692	129,462	8,357
146,240	139,641	60,359	3,954	962	-
7,646	51,772	4,227	12,595	770	263

35,821	53,646	25,471	30,389	14,913	11,105
76,554	84,163	45,719	41,107	12,109	197
7,797	20,068	4,106	7,922	927	31
34,453	30,448	21,527	16,784	6,874	64
25,343	29,431	23,770	24,942	22,176	20,520

1,477,023	1,096,809	718,856	759,385	188,193	40,537

$183,909,802	$327,696,773	$103,128,686	$149,489,388	$27,409,198	$10,378,412

$185,200,587	$340,016,561	$103,510,866	$153,462,971	$27,058,460	$10,200,138
383,469	899,297	194,814	381,525	43,436	55,198
(3,369,299)	(12,853,184)	(1,402,371)	(4,336,831)	(160,180)	223,395
1,695,045	(365,901)	825,377	(18,277)	467,482	(100,319)

$183,909,802	$327,696,773	$103,128,686	$149,489,388	$27,409,198	$10,378,412

$5,911,651	$10,852,363	$3,335,442	$5,176,229	$899,926	$371,571
$176,453,852	$317,428,220	$99,050,680	$144,413,135	$26,049,897	$10,079,426

49

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Class I shares:
Net assets	$14,967,751	$9,403,512

Shares outstanding (a)	1,240,541	788,036

Net asset value, offering price and redemption price per share	$12.07	$11.93

Class R5 shares:
Net assets	$638,170	$23,120,890

Shares outstanding (a)	52,976	1,941,803

Net asset value, offering price and redemption price per share	$12.05	$11.91

Service Class shares:
Net assets	$28,336,614	$159,589,498

Shares outstanding (a)	2,350,521	13,385,115

Net asset value, offering price and redemption price per share	$12.06	$11.92

Administrative Class shares:
Net assets	$41,735,437	$120,153,698

Shares outstanding (a)	3,469,815	10,091,368

Net asset value, offering price and redemption price per share	$12.03	$11.91

Class A shares:
Net assets	$37,412,700	$82,599,166

Shares outstanding (a)	3,138,724	6,987,723

Net asset value, and redemption price per share	$11.92	$11.82

Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.65	$12.54

Class R4 shares:
Net assets	$49,731,118	$54,855,216

Shares outstanding (a)	4,182,479	4,662,666

Net asset value, offering price and redemption price per share	$11.89	$11.76

Class R3 shares:
Net assets	$75,449,408	$101,257,965

Shares outstanding (a)	6,365,131	8,721,758

Net asset value, offering price and redemption price per share	$11.85	$11.61

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund	MassMutual RetireSMART 2060 Fund

$9,851,475	$4,136,581	$3,427,997	$2,211,130	$951,511	$9,708,980

803,839	354,927	278,232	259,551	92,370	954,607

$12.26	$11.65	$12.32	$8.52	$10.30	$10.17

$1,927,653	$11,346,404	$355,178	$7,906,929	$174,425	$103,199

157,531	974,063	28,856	928,974	16,944	10,154

$12.24	$11.65	$12.31	$8.51	$10.29	$10.16

$18,360,797	$90,564,112	$10,621,851	$37,620,413	$2,736,840	$114,090

1,485,922	7,768,707	863,061	4,420,008	265,256	11,234

$12.36	$11.66	$12.31	$8.51	$10.32	$10.16

$27,200,075	$83,837,614	$12,831,100	$33,052,621	$2,512,297	$115,200

2,207,725	7,213,644	1,045,016	3,886,178	244,379	11,352

$12.32	$11.62	$12.28	$8.51	$10.28	$10.15

$31,290,640	$50,466,073	$17,429,623	$20,244,284	$4,293,963	$113,788

2,562,624	4,375,589	1,432,195	2,398,258	418,873	11,234

$12.21	$11.53	$12.17	$8.44	$10.25	$10.13

$12.95	$12.23	$12.91	$8.95	$10.88	$10.75

$37,564,405	$36,571,540	$22,130,991	$19,931,205	$4,650,439	$102,891

3,083,447	3,187,811	1,824,311	2,367,610	454,152	10,151

$12.18	$11.47	$12.13	$8.42	$10.24	$10.14

$57,714,757	$50,774,449	$36,331,946	$28,522,806	$12,089,723	$120,264

4,751,851	4,488,174	3,002,532	3,411,345	1,185,113	11,886

$12.15	$11.31	$12.10	$8.36	$10.20	$10.12

51

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$9,587	$22,473
Dividends — affiliated issuers (Note 7)	5,065,830	7,936,110
Interest	7,446	9,695

Total investment income	5,082,863	7,968,278

Expenses (Note 3):
Custody fees	32,490	32,789
Audit fees	29,973	30,059
Legal fees	526	993
Accounting & Administration fees	66,951	66,942
Proxy fees	985	985
Shareholder reporting fees	11,464	15,706
Trustees’ fees	10,901	18,067
Registration and filing fees	89,070	88,976
Transfer agent fees	3,005	3,005

	245,365	257,522
Administration fees:
Class R5	9,124	32,103
Service Class	16,092	20,794
Administrative Class	86,261	168,871
Class A	131,140	228,085
Class R4	55,694	15,804
Class R3	6,588	13,728
Distribution fees:
Class R3	8,234	17,161
Distribution and Service fees:
Class A	218,567	380,141
Class R4	69,618	19,755
Class R3	8,234	17,161
Shareholder service fees:
Service Class	5,364	6,932
Administrative Class	86,261	168,871
Class A	131,140	228,085

Total expenses	1,077,682	1,575,013
Expenses waived:
Class I fees reimbursed by adviser	(163)	(101)
Class R5 fees reimbursed by adviser	(9,599)	(12,494)
Service Class fees reimbursed by adviser	(11,273)	(5,555)
Administrative Class fees reimbursed by adviser	(60,446)	(44,025)
Class A fees reimbursed by adviser	(91,924)	(59,659)
Class R4 fees reimbursed by adviser	(29,275)	(2,795)
Class R3 fees reimbursed by adviser	(3,468)	(2,645)

Net expenses	871,534	1,447,739

Net investment income (loss)	4,211,329	6,520,539

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	(6,776,844)	(13,866,627)
Realized gain distributions — affiliated issuers (Note 7)	3,760,422	11,041,953

Net realized gain (loss)	(3,016,422)	(2,824,674)

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(44,137)	(104,852)
Investment transactions — affiliated issuers	10,491,722	20,365,557

Net change in unrealized appreciation (depreciation)	10,447,585	20,260,705

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,431,163	17,436,031

Net increase (decrease) in net assets resulting from operations	$11,642,492	$23,956,570

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$23,197	$9,415	$5,415	$5,003	$6,271	$41,229
6,011,456	1,818,835	2,077,166	2,140,852	2,344,597	12,007,004
8,773	6,248	5,959	6,123	5,612	11,039

6,043,426	1,834,498	2,088,540	2,151,978	2,356,480	12,059,272

32,517	32,223	32,490	32,488	32,477	32,521
30,024	29,911	29,904	29,904	29,908	30,184
810	275	217	254	1,179	2,207
66,944	66,954	66,922	66,915	66,925	66,887
986	985	985	984	985	985
13,872	8,305	8,292	8,338	8,456	23,589
14,944	5,341	4,853	4,784	5,581	29,858
89,078	88,391	89,886	90,197	85,575	92,957
3,005	3,005	3,005	3,005	3,005	3,005

252,180	235,390	236,554	236,869	234,091	282,193

16,071	5,037	2,724	2,183	1,151	15,593
20,562	2,738	24,438	41,004	16,789	241,786
167,326	50,360	43,898	25,276	20,514	192,768
173,074	73,530	30,743	33,697	25,392	137,425
12,859	7,155	12,087	11,622	44,641	99,041
11,308	6,044	22,667	20,559	61,481	156,939

14,134	7,554	28,333	25,699	76,851	196,174

288,457	122,550	51,239	56,161	42,320	229,042
16,073	8,944	15,110	14,527	55,801	123,801
14,134	7,554	28,333	25,699	76,851	196,174

6,854	913	8,146	13,668	5,597	80,595
167,326	50,360	43,898	25,276	20,514	192,768
173,074	73,530	30,744	33,697	25,392	137,425

1,333,432	651,659	578,914	565,937	707,385	2,281,724

(81)	(319)	(2,036)	(1,288)	(7,321)	(1,204)
(8,602)	(8,799)	(5,721)	(5,174)	(2,007)	(1,919)
(7,398)	(3,190)	(34,537)	(64,886)	(19,441)	(20,710)
(60,107)	(58,644)	(61,957)	(39,987)	(23,753)	(16,599)
(62,163)	(85,602)	(43,347)	(53,254)	(29,401)	(11,826)
(3,245)	(6,210)	(12,766)	(13,762)	(38,723)	(6,204)
(3,002)	(5,259)	(23,906)	(24,333)	(53,303)	(9,895)

1,188,834	483,636	394,644	363,253	533,436	2,213,367

4,854,592	1,350,862	1,693,896	1,788,725	1,823,044	9,845,905

-	-	-	(2,366)	-	(1,732)
(14,526,835)	(6,314,443)	(3,247,832)	(4,228,397)	(4,044,559)	(26,214,521)
12,320,414	5,215,761	1,756,846	2,234,004	2,678,459	18,586,255

(2,206,421)	(1,098,682)	(1,490,986)	(1,996,759)	(1,366,100)	(7,629,998)

(110,754)	(45,275)	(25,604)	(24,420)	(27,077)	(205,827)
20,190,831	8,487,001	5,346,202	5,747,737	6,334,228	38,722,064

20,080,077	8,441,726	5,320,598	5,723,317	6,307,151	38,516,237

17,873,656	7,343,044	3,829,612	3,726,558	4,941,051	30,886,239

$22,728,248	$8,693,906	$5,523,508	$5,515,283	$6,764,095	$40,732,144

53

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$19,173	$47,147
Dividends — affiliated issuers (Note 7)	4,407,976	11,582,385
Interest	6,186	10,864

Total investment income	4,433,335	11,640,396

Expenses (Note 3):
Custody fees	32,488	32,154
Audit fees	29,970	30,177
Legal fees	2,413	2,789
Accounting & Administration fees	66,921	66,885
Proxy fees	985	985
Shareholder reporting fees	11,668	23,178
Trustees’ fees	11,722	29,642
Registration and filing fees	86,632	92,062
Transfer agent fees	3,005	3,005

	245,804	280,877
Administration fees:
Class R5	2,556	17,772
Service Class	37,065	246,159
Administrative Class	51,380	184,767
Class A	51,322	124,850
Class R4	86,981	93,814
Class R3	123,166	177,621
Distribution fees:
Class R3	153,956	222,026
Distribution and Service fees:
Class A	85,537	208,083
Class R4	108,726	117,268
Class R3	153,956	222,026
Shareholder service fees:
Service Class	12,355	82,053
Administrative Class	51,380	184,767
Class A	51,322	124,850

Total expenses	1,215,506	2,286,933
Expenses waived:
Class I fees reimbursed by adviser	(9,782)	(893)
Class R5 fees reimbursed by adviser	(2,891)	(2,193)
Service Class fees reimbursed by adviser	(26,489)	(21,410)
Administrative Class fees reimbursed by adviser	(36,688)	(15,973)
Class A fees reimbursed by adviser	(36,714)	(10,766)
Class R4 fees reimbursed by adviser	(46,472)	(5,936)
Class R3 fees reimbursed by adviser	(65,758)	(11,252)

Net expenses	990,712	2,218,510

Net investment income (loss)	3,442,623	9,421,886

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	(10,358,029)	(32,027,349)
Realized gain distributions — affiliated issuers (Note 7)	7,471,096	22,081,425

Net realized gain (loss)	(2,886,933)	(9,945,924)

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(84,482)	(234,233)
Investment transactions — affiliated issuers	17,075,971	45,865,621

Net change in unrealized appreciation (depreciation)	16,991,489	45,631,388

Net realized gain (loss) and change in unrealized appreciation (depreciation)	14,104,556	35,685,464

Net increase (decrease) in net assets resulting from operations	$17,547,179	$45,107,350

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund	MassMutual RetireSMART 2060 Fund

$15,319	$29,052	$8,719	$13,812	$2,295	$976
3,037,398	6,302,554	1,577,275	2,357,272	323,065	179,989
5,843	8,592	5,412	6,248	5,072	-

3,058,560	6,340,198	1,591,406	2,377,332	330,432	180,965

32,139	32,295	32,135	32,180	32,089	9,986
29,939	30,044	29,897	29,929	29,860	29,849
1,759	1,097	978	791	206	100
66,919	66,894	66,923	66,913	66,894	56,809
985	985	985	985	985	985
9,914	15,547	7,871	9,339	5,796	33,517
8,584	17,269	4,782	7,278	1,086	545
85,906	91,921	85,290	89,804	86,382	87,161
3,005	3,005	3,005	3,005	3,005	2,572

239,150	259,057	231,866	240,224	226,303	221,524

2,619	8,240	1,080	5,443	294	83
25,651	141,301	14,461	55,769	3,118	125
34,087	128,195	16,491	44,991	2,707	125
42,466	74,835	23,749	27,130	5,329	127
64,439	59,375	36,074	31,933	6,378	166
89,891	78,862	55,545	43,836	15,769	166

112,364	98,577	69,432	54,795	19,712	207

70,777	124,725	39,581	45,217	8,882	213
80,549	74,219	45,092	39,916	7,973	207
112,364	98,577	69,432	54,795	19,712	207

8,550	47,100	4,820	18,590	1,039	42
34,087	128,195	16,491	44,991	2,707	125
42,466	74,835	23,749	27,130	5,329	127

959,460	1,396,093	647,863	734,760	325,252	223,444

(6,308)	(1,302)	(5,173)	(2,511)	(7,348)	(208,185)
(2,779)	(3,540)	(2,749)	(8,946)	(3,421)	(2,214)
(18,038)	(41,286)	(24,277)	(61,238)	(24,201)	(2,217)
(23,959)	(37,370)	(27,659)	(49,381)	(21,016)	(2,223)
(29,843)	(21,787)	(39,848)	(29,779)	(41,370)	(2,265)
(33,958)	(12,828)	(45,332)	(26,278)	(37,134)	(2,210)
(47,304)	(16,975)	(69,744)	(36,068)	(91,814)	(2,208)

797,271	1,261,005	433,081	520,559	98,948	1,922

2,261,289	5,079,193	1,158,325	1,856,773	231,484	179,043

(7,578,523)	(19,542,445)	(4,063,151)	(7,685,156)	(769,134)	(234,164)
6,259,324	14,278,768	3,699,980	6,163,705	800,413	482,496

(1,319,199)	(5,263,677)	(363,171)	(1,521,451)	31,279	248,332

(66,516)	(144,365)	(39,349)	(67,791)	(9,250)	(4,489)
12,652,843	27,394,152	7,183,909	11,751,868	1,610,369	(95,830)

12,586,327	27,249,787	7,144,560	11,684,077	1,601,119	(100,319)

11,267,128	21,986,110	6,781,389	10,162,626	1,632,398	148,013

$13,528,417	$27,065,303	$7,939,714	$12,019,399	$1,863,882	$327,056

55

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,211,329	$(297,130)	$4,365,036
Net realized gain (loss) on investment transactions	(3,016,422)	(572,364)	10,211,221
Net change in unrealized appreciation (depreciation) on investments	10,447,585	(4,062,997)	(6,588,374)

Net increase (decrease) in net assets resulting from operations	11,642,492	(4,932,491)	7,987,883

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(4,184)	-	(5,781)
Class R5	(246,745)	-	(106,126)
Service Class	(354,563)	-	(577,477)
Administrative Class	(1,505,377)	-	(1,625,210)
Class A	(2,359,020)	-	(2,965,531)
Class R4*	(82,585)	-	(2,577)
Class R3*	(50,555)	-	(2,384)

Total distributions from net investment income	(4,603,029)	-	(5,285,086)

From net realized gains:
Class I*	(452)	(2,450)	(7,429)
Class R5	(27,235)	(58,573)	(161,105)
Service Class	(42,369)	(267,771)	(864,969)
Administrative Class	(184,040)	(920,419)	(2,659,331)
Class A	(326,577)	(1,662,941)	(5,519,000)
Class R4*	(9,298)	(10,202)	(4,325)
Class R3*	(6,076)	(15,856)	(4,321)

Total distributions from net realized gains	(596,047)	(2,938,212)	(9,220,480)

Net fund share transactions (Note 5):
Class I*	112,261	(27,709)	215,473
Class R5	5,106,331	386,303	971,623
Service Class	(11,291,679)	(1,749,146)	9,595,181
Administrative Class	(10,785,162)	2,319,249	2,432,237
Class A	(75,795,592)	(7,238,800)	(2,875,411)
Class R4*	77,446,547	1,427,951	107,002
Class R3*	3,656,109	1,256,454	106,705

Increase (decrease) in net assets from fund share transactions	(11,551,185)	(3,625,698)	10,552,810

Total increase (decrease) in net assets	(5,107,769)	(11,496,401)	4,035,127
Net assets
Beginning of year	202,179,250	213,675,651	209,640,524

End of year	$197,071,481	$202,179,250	$213,675,651

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$184,123	$(30,685)	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(617)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART Moderate Fund			MassMutual RetireSMART Moderate Growth Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$6,520,539	$(293,972)	$7,537,415	$4,854,592	$29,513	$5,386,892
(2,824,674)	1,602,514	41,158,512	(2,206,421)	3,441,262	46,078,664
20,260,705	(16,730,125)	(32,833,992)	20,080,077	(21,173,438)	(40,495,971)

23,956,570	(15,421,583)	15,861,935	22,728,248	(17,702,663)	10,969,585

(14,322)	-	(20,479)	(6,252)	-	(8,710)
(750,627)	-	(662,843)	(343,553)	-	(263,126)
(384,625)	-	(1,311,867)	(299,539)	-	(741,792)
(2,639,382)	-	(3,598,318)	(2,217,395)	-	(3,385,517)
(2,893,630)	-	(4,591,017)	(1,737,925)	-	(3,480,392)
(46,908)	-	(2,547)	(40,960)	-	(2,455)
(130,631)	-	(2,352)	(82,660)	-	(2,261)

(6,860,125)	-	(10,189,423)	(4,728,284)	-	(7,884,253)

(6,983)	(19,085)	(49,649)	(5,878)	(12,265)	(32,178)
(378,682)	(633,533)	(2,057,321)	(334,033)	(364,060)	(1,197,944)
(222,294)	(1,056,939)	(4,528,612)	(327,426)	(973,066)	(3,600,715)
(1,490,047)	(3,960,072)	(12,593,588)	(2,475,840)	(5,303,227)	(16,883,776)
(1,908,018)	(5,087,070)	(18,110,223)	(2,373,086)	(5,217,965)	(20,273,277)
(25,109)	(41,202)	(9,043)	(41,746)	(53,191)	(12,596)
(71,605)	(80,871)	(9,037)	(91,339)	(128,582)	(12,587)

(4,102,738)	(10,878,772)	(37,357,473)	(5,649,348)	(12,052,356)	(42,013,073)

(436,614)	(38,402)	801,339	(187,595)	12,005	360,535
16,802,208	(1,372,435)	8,561,105	13,229,223	(368,671)	6,457,124
(31,307,756)	(10,563,962)	21,784,241	(19,272,614)	(907,222)	14,524,346
(27,955,293)	45,767	(1,577,332)	(32,737,077)	5,165,642	19,998,297
(32,322,231)	(22,475,842)	(1,211,211)	(26,029,899)	(19,812,669)	(8,032,034)
18,909,496	1,718,684	111,691	14,052,114	1,545,547	115,152
3,347,062	5,300,086	111,589	3,439,841	4,064,704	114,948

(52,963,128)	(27,386,104)	28,581,422	(47,506,007)	(10,300,664)	33,538,368

(39,969,421)	(53,686,459)	(3,103,539)	(35,155,391)	(40,055,683)	(5,389,373)

359,010,392	412,696,851	415,800,390	291,578,807	331,634,490	337,023,863

$319,040,971	$359,010,392	$412,696,851	$256,423,416	$291,578,807	$331,634,490

$612,707	$(61,271)	$11,774	$821,213	$1,612	$46,512

$-	$-	$-	$-	$-	$-

57

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Growth Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,350,862	$(70,209)	$1,480,778
Net realized gain (loss) on investment transactions	(1,098,682)	1,909,014	16,131,895
Net change in unrealized appreciation (depreciation) on investments	8,441,726	(9,088,482)	(14,001,197)

Net increase (decrease) in net assets resulting from operations	8,693,906	(7,249,677)	3,611,476

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(7,928)	-	(7,476)
Class R5	(97,383)	-	(129,949)
Service Class	(37,038)	-	(133,738)
Administrative Class	(563,752)	-	(879,198)
Class A	(630,458)	-	(1,174,417)
Class L	-	-	-
Class R4*	(49,392)	-	(2,158)
Class R3	(29,372)	-	(1,964)*

Total distributions from net investment income	(1,415,323)	-	(2,328,900)

From net realized gains:
Class I*	(12,455)	(11,624)	(30,649)
Class R5	(161,101)	(172,854)	(696,100)
Service Class	(72,782)	(237,486)	(716,306)
Administrative Class	(1,085,361)	(2,002,303)	(4,969,620)
Class A	(1,475,606)	(2,477,496)	(7,513,295)
Class R4*	(86,266)	(106,251)	(12,537)
Class R3	(54,956)	(65,600)	(12,529)*

Total distributions from net realized gains	(2,948,527)	(5,073,614)	(13,951,036)

Net fund share transactions (Note 5):
Class I*	(260,355)	123,170	348,381
Class R5	959,880	(1,582,856)	1,986,478
Service Class	(2,798,503)	(1,009,850)	3,102,085
Administrative Class	(9,839,258)	4,085,730	9,349,154
Class L	-	-	-
Class A	(5,619,254)	(4,225,479)	5,824,208
Class R4*	4,447,813	2,375,984	114,797
Class R3	2,781,666	1,600,641	114,693 *

Increase (decrease) in net assets from fund share transactions	(10,328,011)	1,367,340	20,839,796

Total increase (decrease) in net assets	(5,997,955)	(10,955,951)	8,171,336
Net assets
Beginning of year	101,382,286	112,338,237	104,166,901

End of year	$95,384,331	$101,382,286	$112,338,237

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$187,138	$(12,532)	$523

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART In Retirement Fund				MassMutual RetireSMART 2010 Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014		Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$1,693,896	$(99,754)	$1,715,159		$1,788,725	$(76,752)	$1,924,922
(1,490,986)	(419,684)	5,010,817		(1,996,759)	(345,587)	8,642,570
5,320,598	(1,858,959)	(3,732,101)		5,723,317	(2,237,494)	(6,322,365)

5,523,508	(2,378,397)	2,993,875		5,515,283	(2,659,833)	4,245,127

-	(18,091)	(117,788)		-	(22,681)	(320,644)
-	(20,063)	(2,570	)*	-	(56,263)	(3,036	)*
-	(501,647)	(497,033)		-	(802,865)	(913,758)
-	(765,142)	(845,297)		-	(528,443)	(616,051)
-	-	-	***	-	-	-	***
-	(458,259)	(418,614)		-	(648,843)	(587,758)
-	(106,699)	(37,529)		-	(64,810)	(59,476)
-	(167,521)	(74,994)		-	(256,710)	(208,865)

-	(2,037,422)	(1,993,825)		-	(2,380,615)	(2,709,588)

-	-	-		-	-	-
-	-	-		-	-	-
-	-	-		-	-	-
-	-	-		-	-	-
-	-	-		-	-	-
-	-	-		-	-	-
-	-	-		-	-	-

-	-	-		-	-	-

1,789,914	(3,992,697)	4,751,162		(85,143)	(10,809,753)	11,700,658
2,503,027	(160,211)	953,538	*	(163,506)	410,630	1,565,758	*
(5,433,862)	(1,140,026)	(4,960,780)		(5,577,979)	(1,322,562)	(32,964,754)
(3,702,297)	(1,666,666)	16,113,112		(5,999,480)	(4,444,497)	12,989,063
-	-	(19,982,035	)***	-	-	(10,487,566	)***
(628,803)	612,614	(257,611)		(4,590,551)	3,941,889	(991,646)
1,553,858	2,844,000	1,795,829		2,376,678	937,932	1,984,492
4,669,535	3,622,429	5,076,219		459,651	1,608,396	7,151,902

751,372	119,443	3,489,434		(13,580,330)	(9,677,965)	(9,052,093)

6,274,880	(4,296,376)	4,489,484		(8,065,047)	(14,718,413)	(7,516,554)

84,509,840	88,806,216	84,316,732		85,345,635	100,064,048	107,580,602

$90,784,720	$84,509,840	$88,806,216		$77,280,588	$85,345,635	$100,064,048

$1,877,187	$(38,286)	$2,067,351		$1,996,491	$(36,767)	$2,417,274

$-	$-	$-		$-	$-	$-

59

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2015 Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,823,044	$(95,403)	$1,085,830
Net realized gain (loss) on investment transactions	(1,366,100)	(780,136)	2,254,302
Net change in unrealized appreciation (depreciation) on investments	6,307,151	(2,286,885)	(2,480,490)

Net increase (decrease) in net assets resulting from operations	6,764,095	(3,162,424)	859,642

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(88,437)	-	(162,562)
Class R5*	(34,600)	-	(33,358)
Service Class	(259,056)	-	(207,145)
Administrative Class	(288,377)	-	(278,088)
Class A	(297,450)	-	(225,888)
Class R4*	(506,944)	-	(263,006)
Class R3	(543,522)	-	(247,325)*

Total distributions from net investment income	(2,018,386)	-	(1,417,372)

From net realized gains:
Class I*	(16,511)	(64,252)	(131,614)
Class R5*	(6,765)	(26,151)	(17,358)
Service Class	(52,262)	(159,611)	(208,058)
Administrative Class	(59,853)	(140,813)	(255,567)
Class A	(76,465)	(342,266)	(235,778)
Class R4*	(107,501)	(226,876)	(260,433)
Class R3	(125,962)	(339,749)	(250,601)*

Total distributions from net realized gains	(445,319)	(1,299,718)	(1,359,409)

Net fund share transactions (Note 5):
Class I*	1,620,300	(2,025,649)	6,402,167
Class R5*	(962,189)	498,885	1,235,259
Service Class	925,349	1,857,396	(2,242,791)
Administrative Class	3,781,502	(204,832)	11,246,090
Class L***	-	-	(3,534,346)
Class A	(2,156,226)	9,790,903	4,391,600
Class R4*	8,516,330	3,757,765	11,745,598
Class R3	10,528,735	10,863,431	12,156,710 *

Increase (decrease) in net assets from fund share transactions	22,253,801	24,537,899	41,400,287

Total increase (decrease) in net assets	26,554,191	20,075,757	39,483,148
Net assets
Beginning of year	79,920,947	59,845,190	20,362,042

End of year	$106,475,138	$79,920,947	$59,845,190

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$60,986	$(4,009)	$4,565

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART 2020 Fund			MassMutual RetireSMART 2025 Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$9,845,905	$(95,741)	$9,480,980	$3,442,623	$44,378	$1,831,779
(7,629,998)	3,787,807	57,944,604	(2,886,933)	(940,044)	5,117,085
38,516,237	(27,180,775)	(49,347,063)	16,991,489	(8,209,566)	(6,151,367)

40,732,144	(23,488,709)	18,078,521	17,547,179	(9,105,232)	797,497

(192,463)	(238,640)	(923,254)	(153,250)	-	(374,741)
(168,417)	(220,162)	(2,533)	(83,863)	-	(119,272)
(3,363,800)	(4,361,683)	(4,217,250)	(421,708)	-	(245,928)
(2,507,982)	(3,383,595)	(3,197,654)	(581,026)	-	(629,140)
(1,528,338)	(2,257,123)	(1,961,413)	(486,142)	-	(382,284)
(942,181)	(756,557)	(353,136)	(785,828)	-	(368,593)
(1,245,035)	(1,553,156)	(1,024,492)	(874,148)	-	(436,673)*

(9,948,216)	(12,770,916)	(11,679,732)	(3,385,965)	-	(2,556,631)

(128,609)	-	-	(48,936)	(133,615)	(332,873)
(117,161)	-	-	(28,134)	(79,637)	(69,378)
(2,495,422)	-	-	(146,857)	(382,732)	(224,103)
(1,956,670)	-	-	(214,292)	(538,705)	(629,674)
(1,400,874)	-	-	(215,240)	(667,376)	(386,670)
(718,058)	-	-	(286,100)	(383,137)	(341,266)
(1,109,098)	-	-	(357,371)	(783,374)	(428,587)*

(7,925,892)	-	-	(1,296,930)	(2,968,576)	(2,412,551)

2,159,366	(37,556,746)	47,460,119	7,071,719	(6,605,288)	14,950,622
9,792,495	3,993,232	4,675,140	(3,599,471)	115,692	4,592,788
(18,485,872)	(8,853,148)	(47,990,477)	6,405,094	11,621,044	(1,370,191)
(14,121,090)	(1,412,930)	98,051,234	9,608,390	5,620,852	26,619,717
-	-	(89,483,969)	-	-	(7,277,306)
(11,205,486)	14,788,536	(5,927,912)	1,759,736	19,107,578	10,380,395
28,360,440	12,955,381	18,004,634	26,455,982	6,414,329	17,294,014
23,766,223	16,582,960	47,258,238	29,460,008	26,461,617	19,970,607 *

20,266,076	497,285	72,047,007	77,161,458	62,735,824	85,160,646

43,124,112	(35,762,340)	78,445,796	90,025,742	50,662,016	80,988,961

501,269,779	537,032,119	458,586,323	158,245,456	107,583,440	26,594,479

$544,393,891	$501,269,779	$537,032,119	$248,271,198	$158,245,456	$107,583,440

$1,191,918	$(129,579)	$12,933,714	$570,871	$47,967	$17,087

$-	$-	$-	$-	$-	$-

61

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2030 Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,421,886	$327,889	$8,947,459
Net realized gain (loss) on investment transactions	(9,945,924)	8,090,065	62,162,574
Net change in unrealized appreciation (depreciation) on investments	45,631,388	(35,999,791)	(55,964,303)

Net increase (decrease) in net assets resulting from operations	45,107,350	(27,581,837)	15,145,730

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(130,057)	-	(2,175,304)
Class R5*	(142,864)	-	(116,978)
Service Class	(3,307,406)	-	(7,601,321)
Administrative Class	(2,228,854)	-	(5,220,216)
Class A	(1,261,811)	-	(3,028,054)
Class R4*	(783,935)	-	(712,810)
Class R3	(1,282,800)	-	(2,223,599)

Total distributions from net investment income	(9,137,727)	-	(21,078,282)

From net realized gains:
Class I*	(162,216)	(204,551)	(131,039)
Class R5*	(186,180)	(264,925)	(10,601)
Service Class	(4,595,478)	(6,152,806)	(457,063)
Administrative Class	(3,281,431)	(4,490,101)	(325,433)
Class A	(2,183,509)	(3,058,421)	(185,017)
Class R4*	(1,123,306)	(819,514)	(43,204)
Class R3	(2,202,648)	(2,385,918)	(144,098)

Total distributions from net realized gains	(13,734,768)	(17,376,236)	(1,296,455)

Net fund share transactions (Note 5):
Class I*	2,915,750	(47,461,912)	55,860,111
Class R5*	13,999,287	3,997,746	4,491,249
Service Class	(19,319,086)	1,314,866	(22,932,383)
Administrative Class	(11,579,127)	4,407,029	88,658,829
Class L***	-	-	(73,642,028)
Class A	(4,270,480)	18,396,163	(4,335,541)
Class R4*	30,376,615	6,946,428	18,892,276
Class R3	28,717,726	17,788,856	56,129,770

Increase (decrease) in net assets from fund share transactions	40,840,685	5,389,176	123,122,283

Total increase (decrease) in net assets	63,075,540	(39,568,897)	115,893,276
Net assets
Beginning of year	487,904,405	527,473,302	411,580,026

End of year	$550,979,945	$487,904,405	$527,473,302

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,756,035	$246,692	$27,920

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART 2035 Fund			MassMutual RetireSMART 2040 Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$2,261,289	$6,981	$1,188,027	$5,079,193	$163,977	$5,135,358
(1,319,199)	(481,043)	4,528,709	(5,263,677)	6,920,705	40,371,078
12,586,327	(7,006,214)	(4,796,808)	27,249,787	(23,680,036)	(35,358,199)

13,528,417	(7,480,276)	919,928	27,065,303	(16,595,354)	10,148,237

(88,508)	-	(286,746)	(49,974)	-	(1,671,092)
(64,067)	-	(70,437)	(53,996)	-	(46,756)
(277,932)	-	(159,824)	(1,780,997)	-	(4,127,853)
(336,893)	-	(426,599)	(1,470,800)	-	(3,026,329)
(362,800)	-	(249,986)	(704,889)	-	(1,547,925)
(547,434)	-	(182,471)	(485,765)	-	(434,195)
(549,809)	-	(342,716)*	(502,852)	-	(690,600)

(2,227,443)	-	(1,718,779)	(5,049,273)	-	(11,544,750)

(34,535)	(94,983)	(366,251)	(85,682)	(98,697)	(1,272,067)
(26,312)	(77,406)	(60,953)	(96,321)	(109,388)	(50,240)
(118,666)	(292,394)	(214,174)	(3,418,143)	(4,115,618)	(3,175,407)
(154,959)	(417,126)	(572,686)	(2,967,873)	(3,426,895)	(2,405,757)
(198,405)	(614,400)	(373,417)	(1,695,493)	(2,070,850)	(1,235,311)
(242,387)	(310,856)	(244,667)	(964,844)	(659,266)	(337,421)
(291,259)	(668,358)	(495,270)*	(1,173,105)	(1,069,339)	(607,271)

(1,066,523)	(2,475,523)	(2,327,418)	(10,401,461)	(11,550,053)	(9,083,474)

4,831,148	(6,843,103)	12,160,626	1,344,858	(43,358,418)	48,492,693
(1,655,868)	965,012	2,970,316	7,871,856	1,254,429	1,886,371
3,540,830	7,691,810	(2,470,886)	(13,899,235)	(3,965,732)	(22,243,011)
5,452,961	3,270,719	17,816,693	(4,973,635)	8,678,553	60,491,759
-	-	(4,821,324)	-	-	(49,444,833)
3,615,764	16,028,796	6,030,011	(370,291)	11,133,295	(3,128,362)
22,145,608	6,630,891	9,167,391	19,234,202	6,168,932	12,753,693
23,613,311	17,831,463	16,906,823 *	22,243,085	7,913,751	19,215,508

61,543,754	45,575,588	57,759,650	31,450,840	(12,175,190)	68,023,818

71,778,205	35,619,789	54,633,381	43,065,409	(40,320,597)	57,543,831

112,131,597	76,511,808	21,878,427	284,631,364	324,951,961	267,408,130

$183,909,802	$112,131,597	$76,511,808	$327,696,773	$284,631,364	$324,951,961

$383,469	$8,927	$3,703	$899,297	$114,027	$-

$-	$-	$-	$-	$-	$(5,535)

63

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2045 Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,158,325	$1,641	$597,530
Net realized gain (loss) on investment transactions	(363,171)	(116,735)	2,652,699
Net change in unrealized appreciation (depreciation) on investments	7,144,560	(4,148,940)	(2,813,190)

Net increase (decrease) in net assets resulting from operations	7,939,714	(4,264,034)	437,039

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(26,649)	-	(158,695)
Class R5*	(30,186)	-	(40,020)
Service Class	(157,829)	-	(117,304)
Administrative Class	(148,496)	-	(138,816)
Class A	(194,202)	-	(142,448)
Class R4*	(274,397)	-	(91,143)
Class R3	(328,441)	-	(193,328)*

Total distributions from net investment income	(1,160,200)	-	(881,754)

From net realized gains:
Class I*	(12,005)	(30,267)	(221,767)
Class R5*	(14,382)	(41,589)	(38,504)
Service Class	(78,505)	(205,140)	(173,726)
Administrative Class	(78,465)	(211,038)	(204,530)
Class A	(123,648)	(372,444)	(227,829)
Class R4*	(143,313)	(231,649)	(132,241)
Class R3	(197,731)	(404,060)	(293,553)*

Total distributions from net realized gains	(648,049)	(1,496,187)	(1,292,150)

Net fund share transactions (Note 5):
Class I*	1,839,520	(5,239,009)	6,990,844
Class R5*	(1,325,334)	116,480	1,768,264
Service Class	1,689,466	3,718,615	(125,215)
Administrative Class	2,577,880	3,789,847	6,220,485
Class L***	-	-	(1,439,247)
Class A	2,136,165	8,324,046	3,836,142
Class R4*	11,831,346	4,859,081	5,566,091
Class R3	16,891,736	9,450,620	10,158,576 *

Increase (decrease) in net assets from fund share transactions	35,640,779	25,019,680	32,975,940

Total increase (decrease) in net assets	41,772,244	19,259,459	31,239,075
Net assets
Beginning of year	61,356,442	42,096,983	10,857,908

End of year	$103,128,686	$61,356,442	$42,096,983

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$194,814	$2,685	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$(114)

*	Class commenced operations on April 1, 2014.
**	For the period January 1, 2015 through September 30, 2015.
***	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART 2050 Fund			MassMutual RetireSMART 2055 Fund
Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014	Year Ended September 30, 2016	Period Ended September 30, 2015**	Year Ended December 31, 2014

$1,856,773	$54,824	$1,659,110	$231,484	$3,039	$68,861
(1,521,451)	746,000	13,270,996	31,279	(48,289)	244,026
11,684,077	(7,796,463)	(11,461,939)	1,601,119	(857,499)	(289,073)

12,019,399	(6,995,639)	3,468,167	1,863,882	(902,749)	23,814

(21,477)	-	(482,529)	(8,635)	-	(2,705)
(19,346)	-	(19,742)	(6,684)	-	(6,304)
(660,963)	-	(829,072)	(28,632)	-	(22,101)
(444,359)	-	(520,786)	(24,145)	-	(17,227)
(227,842)	-	(230,895)	(44,962)	-	(12,819)
(222,618)	-	(155,371)	(41,489)	-	(15,420)
(239,873)	-	(234,218)	(77,575)	-	(26,060)*

(1,836,478)	-	(2,472,613)	(232,122)	-	(102,636)

(25,528)	(38,452)	(1,814,609)	(2,907)	(5,178)	(2,260)
(24,083)	(34,511)	(55,857)	(2,262)	(5,674)	(3,852)
(879,806)	(1,541,806)	(3,626,240)	(10,125)	(23,124)	(21,434)
(626,177)	(1,114,496)	(2,205,837)	(8,997)	(18,774)	(15,575)
(379,522)	(679,185)	(1,236,814)	(19,355)	(51,824)	(10,236)
(316,995)	(392,689)	(679,951)	(16,077)	(13,711)	(8,796)
(401,767)	(566,090)	(1,026,123)	(33,501)	(54,151)	(22,146)*

(2,653,878)	(4,367,229)	(10,645,431)	(93,224)	(172,436)	(84,299)

967,193	(19,152,987)	22,265,641	426,154	396,559	105,068
6,349,028	287,042	870,555	(201,336)	118,100	277,766
(1,986,978)	3,660,761	(9,555,379)	1,127,069	500,818	332,349
3,953,943	6,591,472	16,101,237	1,083,556	617,709	689,997
-	-	(8,827,755)	-	-	(107,383)
2,680,378	6,375,904	3,412,933	902,045	2,805,436	550,435
9,524,791	3,504,051	7,907,827	3,555,603	257,626	751,803
12,876,305	3,927,537	10,507,368	7,586,217	2,895,514	1,361,431 *

34,364,660	5,193,780	42,682,427	14,479,308	7,591,762	3,961,466

41,893,703	(6,169,088)	33,032,550	16,017,844	6,516,577	3,798,345

107,595,685	113,764,773	80,732,223	11,391,354	4,874,777	1,076,432

$149,489,388	$107,595,685	$113,764,773	$27,409,198	$11,391,354	$4,874,777

$381,525	$49,041	$-	$43,436	$3,283	$114

$-	$-	$(1,896)	$-	$-	$-

65

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

MassMutual RetireSMART 2060 Fund
Period Ended September 30, 2016+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$179,043
Net realized gain (loss) on investment transactions	248,332
Net change in unrealized appreciation (depreciation) on investments	(100,319)

Net increase (decrease) in net assets resulting from operations	327,056

Distributions to shareholders (Note 2):
From net investment income:
Class I	(140,081)
Class R5	(1,480)
Service Class	(1,469)
Administrative Class	(1,459)
Class A	(1,433)
Class R4	(1,443)
Class R3	(1,417)

Total distributions from net investment income	(148,782)

Net fund share transactions (Note 5):
Class I	9,540,081
Class R5	101,480
Service Class	112,359
Administrative Class	113,549
Class A	112,216
Class R4	101,443
Class R3	119,010

Increase (decrease) in net assets from fund share transactions	10,200,138

Total increase (decrease) in net assets	10,378,412
Net assets

End of year	$10,378,412

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$55,198

+	Fund commenced operations on November 23, 2015.

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$9.40	$0.23		$0.38	$0.61	$(0.26)	$(0.03)	$(0.29)	$9.72	6.66%		$288	0.13%		0.02%		2.46%
9/30/15[i]	9.73	0.02		(0.21)	(0.19)	-	(0.14)	(0.14)	9.40	(2.01%	)[b]	170	0.12%	[a]	0.02%	[a]	0.24%	[a]
12/31/14[h]	10.19	0.34		(0.07)	0.27	(0.29)	(0.44)	(0.73)	9.73	2.62%	[b]	204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
9/30/16	$9.39	$0.23		$0.36	$0.59	$(0.25)	$(0.03)	$(0.28)	$9.70	6.49%		$9,490	0.23%		0.12%		2.43%
9/30/15[i]	9.73	0.01		(0.21)	(0.20)	-	(0.14)	(0.14)	9.39	(2.11%	)[b]	4,154	0.22%	[a]	0.12%	[a]	0.15%	[a]
12/31/14	10.03	0.25		0.17	0.42	(0.28)	(0.44)	(0.72)	9.73	4.15%		3,921	0.18%		0.13%		2.44%
12/31/13	10.14	0.34		0.29	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		3,073	0.15%		N/A		3.23%
12/31/12	9.70	0.25		0.63	0.88	(0.27)	(0.17)	(0.44)	10.14	9.14%		2,774	0.13%		N/A		2.46%
12/31/11[g]	10.00	0.24		(0.21)	0.03	(0.31)	(0.02)	(0.33)	9.70	0.33%	[b]	100	0.14%	[a]	N/A		4.44%	[a]
Service Class
9/30/16	$9.37	$0.28		$0.30	$0.58	$(0.23)	$(0.03)	$(0.26)	$9.69	6.39%		$8,032	0.33%		0.22%		3.03%
9/30/15[i]	9.72	0.00	[d]	(0.21)	(0.21)	-	(0.14)	(0.14)	9.37	(2.22%	)[b]	19,160	0.32%	[a]	0.22%	[a]	0.04%	[a]
12/31/14	10.03	0.29		0.12	0.41	(0.28)	(0.44)	(0.72)	9.72	3.99%		21,586	0.27%		0.21%		2.84%
12/31/13	10.14	0.49		0.14	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		12,812	0.19%		N/A		4.64%
12/31/12	9.69	0.23		0.66	0.89	(0.27)	(0.17)	(0.44)	10.14	9.21%		3,110	0.17%		N/A		2.29%
12/31/11[g]	10.00	1.42		(1.40)	0.02	(0.31)	(0.02)	(0.33)	9.69	0.24%	[b]	2,684	0.18%	[a]	N/A		26.89%	[a]
Administrative Class
9/30/16	$9.38	$0.22		$0.36	$0.58	$(0.23)	$(0.03)	$(0.26)	$9.70	6.33%		$53,140	0.43%		0.32%		2.39%
9/30/15[i]	9.73	(0.00)[d]		(0.21)	(0.21)	-	(0.14)	(0.14)	9.38	(2.21%	)[b]	62,204	0.42%	[a]	0.32%	[a]	(0.05%	)[a]
12/31/14	10.04	0.22		0.17	0.39	(0.26)	(0.44)	(0.70)	9.73	3.87%		62,351	0.36%		0.31%		2.19%
12/31/13	10.14	0.18		0.44	0.62	(0.27)	(0.45)	(0.72)	10.04	6.22%		61,817	0.27%		N/A		1.78%
12/31/12	9.70	0.21		0.66	0.87	(0.26)	(0.17)	(0.43)	10.14	9.01%		73,765	0.25%		N/A		2.10%
12/31/11[g]	10.00	0.23		(0.21)	0.02	(0.30)	(0.02)	(0.32)	9.70	0.26%	[b]	97,539	0.26%	[a]	N/A		4.26%	[a]
Class A
9/30/16	$9.36	$0.24		$0.31	$0.55	$(0.20)	$(0.03)	$(0.23)	$9.68	6.03%		$39,639	0.68%		0.57%		2.56%
9/30/15[i]	9.74	(0.02)		(0.22)	(0.24)	-	(0.14)	(0.14)	9.36	(2.52%	)[b]	113,693	0.67%	[a]	0.57%	[a]	(0.31%	)[a]
12/31/14	10.04	0.19		0.19	0.38	(0.24)	(0.44)	(0.68)	9.74	3.69%		125,410	0.61%		0.56%		1.83%
12/31/13	10.14	0.16		0.43	0.59	(0.24)	(0.45)	(0.69)	10.04	5.92%		131,939	0.52%		N/A		1.51%
12/31/12	9.70	0.18		0.67	0.85	(0.24)	(0.17)	(0.41)	10.14	8.73%		163,625	0.50%		N/A		1.75%
12/31/11[g]	10.00	0.22		(0.21)	0.01	(0.29)	(0.02)	(0.31)	9.70	0.14%	[b]	166,103	0.51%	[a]	N/A		4.17%	[a]
Class R4
9/30/16	$9.36	$0.00	[d]	$0.56	$0.56	$(0.25)	$(0.03)	$(0.28)	$9.64	6.13%		$81,328	0.58%		0.47%		0.05%
9/30/15[i]	9.72	0.00	[d]	(0.22)	(0.22)	-	(0.14)	(0.14)	9.36	(2.32%	)[b]	1,496	0.57%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	10.18	0.21		0.03	0.24	(0.26)	(0.44)	(0.70)	9.72	2.29%	[b]	102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
9/30/16	$9.33	$0.09		$0.45	$0.54	$(0.23)	$(0.03)	$(0.26)	$9.61	5.96%		$5,155	0.83%		0.72%		1.00%
9/30/15[i]	9.72	(0.02)		(0.23)	(0.25)	-	(0.14)	(0.14)	9.33	(2.63%	)[b]	1,302	0.82%	[a]	0.72%	[a]	(0.23%	)[a]
12/31/14[h]	10.18	0.19		0.03	0.22	(0.24)	(0.44)	(0.68)	9.72	2.10%	[b]	102	0.79%	[a]	0.72%	[a]	2.51%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	69%	27%	31%	37%	37%	20%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

67

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$9.14	$0.45		$0.28	$0.73	$(0.23)	$(0.11)	$(0.34)	$9.53	8.18%		$198	0.08%		0.04%		4.89%
9/30/15[i]	9.79	0.02		(0.39)	(0.37)	-	(0.28)	(0.28)	9.14	(3.85%	)[b]	642	0.07%	[a]	0.04%	[a]	0.30%	[a]
12/31/14[h]	10.76	0.42		(0.12)	0.30	(0.31)	(0.96)	(1.27)	9.79	2.65%	[b]	725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
9/30/16	$9.13	$0.20		$0.53	$0.73	$(0.22)	$(0.11)	$(0.33)	$9.53	8.21%		$39,100	0.18%		0.14%		2.16%
9/30/15[i]	9.79	0.01		(0.39)	(0.38)	-	(0.28)	(0.28)	9.13	(3.95%	)[b]	21,120	0.17%	[a]	0.14%	[a]	0.19%	[a]
12/31/14	10.61	0.26		0.18	0.44	(0.30)	(0.96)	(1.26)	9.79	4.01%		24,005	0.16%		0.15%		2.38%
12/31/13	10.25	0.45		1.02	1.47	(0.32)	(0.79)	(1.11)	10.61	14.56%		17,345	0.17%		N/A		4.07%
12/31/12	9.51	0.33		0.86	1.19	(0.24)	(0.21)	(0.45)	10.25	12.48%		2,649	0.13%		N/A		3.22%
12/31/11[g]	10.00	0.20		(0.43)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.28%	)[b]	98	0.13%	[a]	N/A		3.82%	[a]
Service Class
9/30/16	$9.14	$0.25		$0.46	$0.71	$(0.19)	$(0.11)	$(0.30)	$9.55	7.98%		$5,623	0.28%		0.24%		2.76%
9/30/15[i]	9.81	0.01		(0.40)	(0.39)	-	(0.28)	(0.28)	9.14	(4.05%	)[b]	36,457	0.27%	[a]	0.24%	[a]	0.09%	[a]
12/31/14	10.62	0.24		0.19	0.43	(0.28)	(0.96)	(1.24)	9.81	4.01%		49,324	0.25%		0.23%		2.24%
12/31/13	10.26	0.50		0.97	1.47	(0.32)	(0.79)	(1.11)	10.62	14.53%		31,677	0.21%		N/A		4.47%
12/31/12	9.51	0.21		0.98	1.19	(0.23)	(0.21)	(0.44)	10.26	12.53%		4,549	0.17%		N/A		2.10%
12/31/11[g]	10.00	0.83		(1.06)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.26%	)[b]	3,395	0.17%	[a]	N/A		16.08%	[a]
Administrative Class
9/30/16	$9.14	$0.20		$0.51	$0.71	$(0.20)	$(0.11)	$(0.31)	$9.54	7.92%		$105,186	0.38%		0.34%		2.22%
9/30/15[i]	9.82	0.00	[d]	(0.40)	(0.40)	-	(0.28)	(0.28)	9.14	(4.15%	)[b]	128,868	0.37%	[a]	0.34%	[a]	0.01%	[a]
12/31/14	10.63	0.20		0.22	0.42	(0.27)	(0.96)	(1.23)	9.82	3.89%		138,574	0.34%		0.33%		1.83%
12/31/13	10.26	0.18		1.28	1.46	(0.30)	(0.79)	(1.09)	10.63	14.44%		150,710	0.29%		N/A		1.66%
12/31/12	9.51	0.18		1.00	1.18	(0.22)	(0.21)	(0.43)	10.26	12.43%		147,873	0.25%		N/A		1.81%
12/31/11[g]	10.00	0.18		(0.42)	(0.24)	(0.24)	(0.01)	(0.25)	9.51	(2.35%	)[b]	144,705	0.25%	[a]	N/A		3.53%	[a]
Class A
9/30/16	$9.14	$0.17		$0.51	$0.68	$(0.17)	$(0.11)	$(0.28)	$9.54	7.59%		$138,758	0.63%		0.59%		1.85%
9/30/15[i]	9.84	(0.02)		(0.40)	(0.42)	-	(0.28)	(0.28)	9.14	(4.34%	)[b]	165,092	0.62%	[a]	0.59%	[a]	(0.26%	)[a]
12/31/14	10.65	0.17		0.22	0.39	(0.24)	(0.96)	(1.20)	9.84	3.62%		199,865	0.59%		0.58%		1.53%
12/31/13	10.26	0.11		1.33	1.44	(0.26)	(0.79)	(1.05)	10.65	14.21%		216,068	0.53%		N/A		0.99%
12/31/12	9.51	0.14		1.01	1.15	(0.19)	(0.21)	(0.40)	10.26	12.13%		324,049	0.50%		N/A		1.42%
12/31/11[g]	10.00	0.18		(0.43)	(0.25)	(0.23)	(0.01)	(0.24)	9.51	(2.47%	)[b]	366,492	0.50%	[a]	N/A		3.41%	[a]
Class R4
9/30/16	$9.13	$0.03		$0.66	$0.69	$(0.21)	$(0.11)	$(0.32)	$9.50	7.72%		$21,403	0.53%		0.49%		0.31%
9/30/15[i]	9.82	0.01		(0.42)	(0.41)	-	(0.28)	(0.28)	9.13	(4.25%	)[b]	1,693	0.52%	[a]	0.49%	[a]	0.17%	[a]
12/31/14[h]	10.79	0.20		0.06	0.26	(0.27)	(0.96)	(1.23)	9.82	2.29%	[b]	102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
9/30/16	$9.12	$0.13		$0.53	$0.66	$(0.20)	$(0.11)	$(0.31)	$9.47	7.45%		$8,773	0.78%		0.74%		1.38%
9/30/15[i]	9.82	0.01		(0.43)	(0.42)	-	(0.28)	(0.28)	9.12	(4.35%	)[b]	5,138	0.77%	[a]	0.74%	[a]	0.11%	[a]
12/31/14[h]	10.79	0.18		0.06	0.24	(0.25)	(0.96)	(1.21)	9.82	2.11%	[b]	102	0.76%	[a]	0.74%	[a]	2.18%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	62%	17%	28%	37%	39%	19%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$9.10	$0.36	$0.47	$0.83	$(0.20)	$(0.18)	$(0.38)	$9.55	9.39%		$110	0.09%		0.04%		3.85%
9/30/15[i]	10.02	0.03	(0.57)	(0.54)	-	(0.38)	(0.38)	9.10	(5.46%	)[b]	300	0.08%	[a]	0.04%	[a]	0.42%	[a]
12/31/14[h]	11.45	0.34	(0.05)	0.29	(0.31)	(1.41)	(1.72)	10.02	2.39%	[b]	318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
9/30/16	$9.09	$0.19	$0.64	$0.83	$(0.19)	$(0.18)	$(0.37)	$9.55	9.43%		$22,452	0.19%		0.14%		2.09%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.57%	)[b]	8,746	0.18%	[a]	0.14%	[a]	0.31%	[a]
12/31/14	11.31	0.22	0.20	0.42	(0.30)	(1.41)	(1.71)	10.02	3.57%		9,970	0.17%		0.15%		1.96%
12/31/13	10.33	0.21	2.01	2.22	(0.33)	(0.91)	(1.24)	11.31	21.91%		4,663	0.19%		N/A		1.88%
12/31/12	9.36	0.21	1.21	1.42	(0.19)	(0.26)	(0.45)	10.33	15.21%		7,085	0.14%		N/A		2.10%
12/31/11[g]	10.00	0.16	(0.62)	(0.46)	(0.18)	-	(0.18)	9.36	(4.55%	)[b]	96	0.14%	[a]	N/A		3.14%	[a]
Service Class
9/30/16	$9.09	$0.21	$0.60	$0.81	$(0.17)	$(0.18)	$(0.35)	$9.55	9.18%		$7,021	0.29%		0.24%		2.25%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.56%	)[b]	25,552	0.28%	[a]	0.24%	[a]	0.21%	[a]
12/31/14	11.31	0.25	0.16	0.41	(0.29)	(1.41)	(1.70)	10.02	3.49%		28,779	0.26%		0.24%		2.19%
12/31/13	10.33	0.44	1.79	2.23	(0.34)	(0.91)	(1.25)	11.31	21.93%		18,053	0.23%		N/A		3.78%
12/31/12	9.36	0.18	1.24	1.42	(0.19)	(0.26)	(0.45)	10.33	15.17%		1,816	0.18%		N/A		1.75%
12/31/11[g]	10.00	0.80	(1.25)	(0.45)	(0.19)	-	(0.19)	9.36	(4.53%	)[b]	1,847	0.18%	[a]	N/A		15.80%	[a]
Administrative Class
9/30/16	$9.09	$0.18	$0.62	$0.80	$(0.16)	$(0.18)	$(0.34)	$9.55	9.14%		$98,971	0.39%		0.34%		2.02%
9/30/15[i]	10.04	0.01	(0.58)	(0.57)	-	(0.38)	(0.38)	9.09	(5.76%	)[b]	127,157	0.38%	[a]	0.34%	[a]	0.12%	[a]
12/31/14	11.32	0.20	0.21	0.41	(0.28)	(1.41)	(1.69)	10.04	3.46%		135,163	0.35%		0.33%		1.74%
12/31/13	10.33	0.16	2.06	2.22	(0.32)	(0.91)	(1.23)	11.32	21.84%		130,738	0.31%		N/A		1.44%
12/31/12	9.36	0.16	1.25	1.41	(0.18)	(0.26)	(0.44)	10.33	15.07%		117,574	0.26%		N/A		1.61%
12/31/11[g]	10.00	0.15	(0.61)	(0.46)	(0.18)	-	(0.18)	9.36	(4.61%	)[b]	119,858	0.26%	[a]	N/A		2.96%	[a]
Class A
9/30/16	$9.10	$0.15	$0.62	$0.77	$(0.13)	$(0.18)	$(0.31)	$9.56	8.77%		$104,156	0.64%		0.59%		1.61%
9/30/15[i]	10.06	(0.01)	(0.57)	(0.58)	-	(0.38)	(0.38)	9.10	(5.84%	)[b]	124,585	0.63%	[a]	0.59%	[a]	(0.15%	)[a]
12/31/14	11.34	0.15	0.23	0.38	(0.25)	(1.41)	(1.66)	10.06	3.16%		157,201	0.60%		0.58%		1.33%
12/31/13	10.34	0.10	2.09	2.19	(0.28)	(0.91)	(1.19)	11.34	21.49%		183,571	0.56%		N/A		0.86%
12/31/12	9.36	0.12	1.27	1.39	(0.15)	(0.26)	(0.41)	10.34	14.88%		236,688	0.51%		N/A		1.23%
12/31/11[g]	10.00	0.14	(0.61)	(0.47)	(0.17)	-	(0.17)	9.36	(4.75%	)[b]	251,598	0.51%	[a]	N/A		2.71%	[a]
Class R4
9/30/16	$9.08	$0.03	$0.76	$0.79	$(0.18)	$(0.18)	$(0.36)	$9.51	9.00%		$16,185	0.54%		0.49%		0.36%
9/30/15[i]	10.04	0.07	(0.65)	(0.58)	-	(0.38)	(0.38)	9.08	(5.86%	)[b]	1,481	0.53%	[a]	0.49%	[a]	0.96%	[a]
12/31/14[h]	11.47	0.19	0.06	0.25	(0.27)	(1.41)	(1.68)	10.04	2.05%	[b]	102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
9/30/16	$9.07	$0.10	$0.67	$0.77	$(0.17)	$(0.18)	$(0.35)	$9.49	8.73%		$7,529	0.79%		0.74%		1.13%
9/30/15[i]	10.04	0.03	(0.62)	(0.59)	-	(0.38)	(0.38)	9.07	(5.96%	)[b]	3,758	0.78%	[a]	0.74%	[a]	0.40%	[a]
12/31/14[h]	11.47	0.17	0.06	0.23	(0.25)	(1.41)	(1.66)	10.04	1.86%	[b]	102	0.76%	[a]	0.74%	[a]	1.98%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	62%	20%	28%	36%	49%	13%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

69

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$9.63	$0.37		$0.55	$0.92	$(0.18)	$(0.29)	$(0.47)	$10.08	9.87%		$129	0.24%		0.07%		3.78%
9/30/15[i]	10.79	0.03		(0.69)	(0.66)	-	(0.50)	(0.50)	9.63	(6.28%	)[b]	398	0.22%	[a]	0.07%	[a]	0.31%	[a]
12/31/14[h]	12.25	0.31		0.03	0.34	(0.30)	(1.50)	(1.80)	10.79	2.55%	[b]	309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
9/30/16	$9.63	$0.18		$0.73	$0.91	$(0.17)	$(0.29)	$(0.46)	$10.08	9.76%		$4,662	0.34%		0.17%		1.83%
9/30/15[i]	10.80	0.01		(0.68)	(0.67)	-	(0.50)	(0.50)	9.63	(6.37%	)[b]	3,534	0.32%	[a]	0.17%	[a]	0.14%	[a]
12/31/14	12.12	0.20		0.26	0.46	(0.28)	(1.50)	(1.78)	10.80	3.62%		5,507	0.25%		0.17%		1.60%
12/31/13	10.35	0.24		2.41	2.65	(0.31)	(0.57)	(0.88)	12.12	25.93%		4,132	0.25%		0.19%		2.04%
12/31/12	9.28	0.30		1.21	1.51	(0.15)	(0.29)	(0.44)	10.35	16.42%		1,698	0.23%		0.15%		2.97%
12/31/11[g]	10.00	0.14		(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.51%	)[b]	95	0.27%	[a]	0.13%	[a]	2.75%	[a]
Service Class
9/30/16	$9.62	$0.20		$0.71	$0.91	$(0.15)	$(0.29)	$(0.44)	$10.09	9.68%		$1,657	0.44%		0.27%		2.11%
9/30/15[i]	10.80	0.01		(0.69)	(0.68)	-	(0.50)	(0.50)	9.62	(6.46%	)[b]	4,389	0.42%	[a]	0.27%	[a]	0.13%	[a]
12/31/14	12.12	0.23		0.23	0.46	(0.28)	(1.50)	(1.78)	10.80	3.57%		5,925	0.34%		0.26%		1.91%
12/31/13	10.36	0.36		2.28	2.64	(0.31)	(0.57)	(0.88)	12.12	25.82%		3,545	0.29%		0.23%		3.01%
12/31/12	9.28	0.14		1.38	1.52	(0.15)	(0.29)	(0.44)	10.36	16.46%		110	0.26%		0.18%		1.37%
12/31/11[g]	10.00	0.14		(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.53%	)[b]	95	0.31%	[a]	0.17%	[a]	2.70%	[a]
Administrative Class
9/30/16	$9.62	$0.16		$0.73	$0.89	$(0.15)	$(0.29)	$(0.44)	$10.07	9.49%		$30,872	0.54%		0.37%		1.64%
9/30/15[i]	10.81	0.00	[d]	(0.69)	(0.69)	-	(0.50)	(0.50)	9.62	(6.55%	)[b]	39,361	0.52%	[a]	0.37%	[a]	0.04%	[a]
12/31/14	12.13	0.18		0.26	0.44	(0.26)	(1.50)	(1.76)	10.81	3.45%		40,211	0.43%		0.36%		1.48%
12/31/13	10.36	0.14		2.49	2.63	(0.29)	(0.57)	(0.86)	12.13	25.73%		35,398	0.37%		0.31%		1.19%
12/31/12	9.28	0.13		1.38	1.51	(0.14)	(0.29)	(0.43)	10.36	16.38%		26,623	0.33%		0.26%		1.27%
12/31/11[g]	10.00	0.13		(0.69)	(0.56)	(0.14)	(0.02)	(0.16)	9.28	(5.58%	)[b]	22,366	0.39%	[a]	0.25%	[a]	2.57%	[a]
Class A
9/30/16	$9.59	$0.12		$0.75	$0.87	$(0.12)	$(0.29)	$(0.41)	$10.05	9.33%		$46,706	0.79%		0.62%		1.25%
9/30/15[i]	10.80	(0.02)		(0.69)	(0.71)	-	(0.50)	(0.50)	9.59	(6.74%	)[b]	50,015	0.77%	[a]	0.62%	[a]	(0.23%	)[a]
12/31/14	12.12	0.14		0.27	0.41	(0.23)	(1.50)	(1.73)	10.80	3.20%		60,183	0.68%		0.61%		1.18%
12/31/13	10.35	0.11		2.50	2.61	(0.27)	(0.57)	(0.84)	12.12	25.48%		61,092	0.62%		0.56%		0.94%
12/31/12	9.28	0.11		1.37	1.48	(0.12)	(0.29)	(0.41)	10.35	16.01%		47,226	0.59%		0.51%		1.09%
12/31/11[g]	10.00	0.12		(0.69)	(0.57)	(0.13)	(0.02)	(0.15)	9.28	(5.70%	)[b]	39,019	0.64%	[a]	0.50%	[a]	2.36%	[a]
Class R4
9/30/16	$9.58	$0.09		$0.79	$0.88	$(0.17)	$(0.29)	$(0.46)	$10.00	9.39%		$6,786	0.69%		0.52%		0.98%
9/30/15[i]	10.78	0.05		(0.75)	(0.70)	-	(0.50)	(0.50)	9.58	(6.66%	)[b]	2,155	0.67%	[a]	0.52%	[a]	0.64%	[a]
12/31/14[h]	12.24	0.17		0.13	0.30	(0.26)	(1.50)	(1.76)	10.78	2.22%	[b]	102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
9/30/16	$9.57	$0.04		$0.80	$0.84	$(0.15)	$(0.29)	$(0.44)	$9.97	9.06%		$4,573	0.94%		0.77%		0.44%
9/30/15[i]	10.78	0.03		(0.74)	(0.71)	-	(0.50)	(0.50)	9.57	(6.75%	)[b]	1,531	0.92%	[a]	0.77%	[a]	0.43%	[a]
12/31/14[h]	12.24	0.14		0.13	0.27	(0.23)	(1.50)	(1.73)	10.78	2.03%	[b]	102	0.86%	[a]	0.77%	[a]	1.57%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	70%	26%	32%	36%	57%	14%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.40	$0.17	$0.56	$0.73	$-	$-	$11.13	7.02%	$2,467	0.27%	0.06%	1.53%
9/30/15[i]	11.02	0.01	(0.30)	(0.29)	(0.33)	(0.33)	10.40	(2.68%)[b]	598	0.26%[a]	0.06%[a]	0.07%[a]
12/31/14[h]	11.03	0.48	(0.21)	0.27	(0.28)	(0.28)	11.02	2.45%[b]	4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
9/30/16	$10.42	$0.08	$0.64	$0.72	$-	$-	$11.14	6.91%	$3,494	0.37%	0.16%	0.77%
9/30/15[i]	11.00	0.01	(0.30)	(0.29)	(0.29)	(0.29)	10.42	(2.68%)[b]	757	0.36%[a]	0.16%[a]	0.09%[a]
12/31/14[h]	11.03	0.57	(0.32)	0.25	(0.28)	(0.28)	11.00	2.27%[b]	953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
9/30/16	$10.44	$0.27	$0.44	$0.71	$-	$-	$11.15	6.80%	$15,440	0.47%	0.26%	2.51%
9/30/15[i]	11.01	0.00 [d]	(0.29)	(0.29)	(0.28)	(0.28)	10.44	(2.70%)[b]	19,899	0.46%[a]	0.26%[a]	0.00%[a,e]
12/31/14	10.88	0.20	0.20	0.40	(0.27)	(0.27)	11.01	3.63%	22,029	0.35%	0.26%	1.80%
12/31/13	10.45	0.20	0.52	0.72	(0.29)	(0.29)	10.88	6.93%	26,414	0.26%	0.25%	1.91%
12/31/12	9.84	0.26	0.67	0.93	(0.32)	(0.32)	10.45	9.64%	24,199	0.17%	0.17%[k]	2.55%
12/31/11	9.86	0.26	0.01	0.27	(0.29)	(0.29)	9.84	2.78%	15,610	0.15%	N/A	2.62%
Administrative Class
9/30/16	$10.44	$0.22	$0.48	$0.70	$-	$-	$11.14	6.70%	$28,573	0.57%	0.36%	2.07%
9/30/15[i]	11.02	(0.01)	(0.30)	(0.31)	(0.27)	(0.27)	10.44	(2.86%)[b]	30,387	0.56%[a]	0.36%[a]	(0.09%)[a]
12/31/14	10.89	0.24	0.16	0.40	(0.27)	(0.27)	11.02	3.68%	33,673	0.46%	0.35%	2.13%
12/31/13	10.47	0.22	0.48	0.70	(0.28)	(0.28)	10.89	6.83%	17,286	0.32%	0.32%[k]	2.06%
12/31/12	9.85	0.17	0.76	0.93	(0.31)	(0.31)	10.47	9.53%	13,720	0.23%	0.23%[k]	1.63%
12/31/11	9.88	0.25	0.01	0.26	(0.29)	(0.29)	9.85	2.66%	20,601	0.20%	N/A	2.47%
Class A
9/30/16	$10.39	$0.19	$0.47	$0.66	$-	$-	$11.05	6.35%	$20,906	0.82%	0.61%	1.74%
9/30/15[i]	10.95	(0.03)	(0.29)	(0.32)	(0.24)	(0.24)	10.39	(2.96%)[b]	20,228	0.81%[a]	0.61%[a]	(0.34%)[a]
12/31/14	10.81	0.19	0.17	0.36	(0.22)	(0.22)	10.95	3.34%	20,689	0.72%	0.63%	1.70%
12/31/13	10.38	0.15	0.52	0.67	(0.24)	(0.24)	10.81	6.52%	20,693	0.67%	0.67%[k]	1.44%
12/31/12	9.76	0.17	0.71	0.88	(0.26)	(0.26)	10.38	9.13%	24,982	0.58%	0.58%[k]	1.65%
12/31/11	9.79	0.17	0.05	0.22	(0.25)	(0.25)	9.76	2.27%	28,693	0.55%	N/A	1.68%
Class R4
9/30/16	$10.31	$0.20	$0.47	$0.67	$-	$-	$10.98	6.50%	$6,233	0.72%	0.51%	1.91%
9/30/15[i]	10.90	(0.02)	(0.29)	(0.31)	(0.28)	(0.28)	10.31	(2.88%)[b]	4,325	0.71%[a]	0.51%[a]	(0.19%)[a]
12/31/14[h]	10.96	0.30	(0.08)	0.22	(0.28)	(0.28)	10.90	2.01%[b]	1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
9/30/16	$10.26	$0.16	$0.48	$0.64	$-	$-	$10.90	6.24%	$13,673	0.97%	0.76%	1.50%
9/30/15[i]	10.86	(0.04)	(0.29)	(0.33)	(0.27)	(0.27)	10.26	(3.07%)[b]	8,315	0.96%[a]	0.76%[a]	(0.47%)[a]
12/31/14	10.79	0.50	(0.15)	0.35	(0.28)	(0.28)	10.86	3.21%	5,099	0.89%	0.76%	4.60%
12/31/13	10.37	0.12	0.51	0.63	(0.21)	(0.21)	10.79	6.13%	111	0.97%	0.97%[k]	1.10%
12/31/12	9.76	0.15	0.71	0.86	(0.25)	(0.25)	10.37	8.89%	124	0.88%	0.88%[k]	1.45%
12/31/11	9.80	0.17	0.02	0.19	(0.23)	(0.23)	9.76	1.95%	112	0.85%	N/A	1.68%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	75%	37%	44%	41%	40%	111%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.94	$0.25	$0.57	$0.82	$-	$-	$11.76	7.50%	$564	0.28%	0.04%	2.24%
9/30/15[i]	11.74	0.01	(0.36)	(0.35)	(0.45)	(0.45)	10.94	(3.03%)[b]	607	0.23%[a]	0.04%[a]	0.07%[a]
12/31/14[h]	11.80	0.53	(0.23)	0.30	(0.36)	(0.36)	11.74	2.49%[b]	11,342	0.16%[a]	0.04%[a]	5.96%[a]
Class R5
9/30/16	$11.02	$0.21	$0.61	$0.82	$-	$-	$11.84	7.44%	$1,844	0.38%	0.14%	1.86%
9/30/15[i]	11.73	0.02	(0.38)	(0.36)	(0.35)	(0.35)	11.02	(3.15%)[b]	1,836	0.33%[a]	0.14%[a]	0.20%[a]
12/31/14[h]	11.80	1.82	(1.53)	0.29	(0.36)	(0.36)	11.73	2.40%[b]	1,553	0.26%[a]	0.14%[a]	20.54%[a]
Service Class
9/30/16	$11.06	$0.27	$0.53	$0.80	$-	$-	$11.86	7.23%	$24,677	0.48%	0.24%	2.35%
9/30/15[i]	11.75	0.01	(0.37)	(0.36)	(0.33)	(0.33)	11.06	(3.13%)[b]	28,488	0.43%[a]	0.24%[a]	0.06%[a]
12/31/14	11.63	0.15	0.30	0.45	(0.33)	(0.33)	11.75	3.84%	31,431	0.33%	0.24%	1.28%
12/31/13	10.80	0.22	0.89	1.11	(0.28)	(0.28)	11.63	10.46%	62,732	0.26%	0.25%	1.91%
12/31/12	9.96	0.27	0.84	1.11	(0.27)	(0.27)	10.80	11.19%	57,999	0.16%	0.16%[k]	2.54%
12/31/11	10.11	0.21	(0.12)	0.09	(0.24)	(0.24)	9.96	0.98%	34,639	0.14%	N/A	2.08%
Administrative Class
9/30/16	$11.03	$0.26	$0.53	$0.79	$-	$-	$11.82	7.16%	$13,491	0.58%	0.34%	2.28%
9/30/15[i]	11.73	(0.00)[d]	(0.38)	(0.38)	(0.32)	(0.32)	11.03	(3.25%)[b]	18,408	0.53%[a]	0.34%[a]	(0.05%)[a]
12/31/14	11.64	0.28	0.16	0.44	(0.35)	(0.35)	11.73	3.71%	23,920	0.44%	0.34%	2.37%
12/31/13	10.80	0.22	0.88	1.10	(0.26)	(0.26)	11.64	10.36%	10,809	0.35%	0.34%	1.92%
12/31/12	9.94	0.10	1.00	1.10	(0.24)	(0.24)	10.80	11.10%	8,852	0.24%	0.24%[k]	0.92%
12/31/11	10.10	0.21	(0.13)	0.08	(0.24)	(0.24)	9.94	0.84%	26,949	0.22%	N/A	2.09%
Class A
9/30/16	$10.97	$0.21	$0.54	$0.75	$-	$-	$11.72	6.84%	$21,177	0.83%	0.59%	1.85%
9/30/15[i]	11.66	(0.03)	(0.36)	(0.39)	(0.30)	(0.30)	10.97	(3.42%)[b]	24,300	0.78%[a]	0.59%[a]	(0.28%)[a]
12/31/14	11.55	0.18	0.22	0.40	(0.29)	(0.29)	11.66	3.43%	21,871	0.71%	0.62%	1.54%
12/31/13	10.72	0.15	0.91	1.06	(0.23)	(0.23)	11.55	9.99%	22,595	0.70%	0.69%	1.31%
12/31/12	9.88	0.16	0.89	1.05	(0.21)	(0.21)	10.72	10.74%	25,903	0.60%	0.60%[k]	1.53%
12/31/11	10.02	0.16	(0.10)	0.06	(0.20)	(0.20)	9.88	0.61%	26,892	0.57%	N/A	1.55%
Class R4
9/30/16	$10.89	$0.24	$0.52	$0.76	$-	$-	$11.65	6.98%	$5,423	0.73%	0.49%	2.13%
9/30/15[i]	11.60	(0.01)	(0.37)	(0.38)	(0.33)	(0.33)	10.89	(3.34%)[b]	2,708	0.68%[a]	0.49%[a]	(0.15%)[a]
12/31/14[h]	11.70	0.30	(0.04)	0.26	(0.36)	(0.36)	11.60	2.17%[b]	1,925	0.61%[a]	0.49%[a]	3.38%[a]
Class R3
9/30/16	$10.79	$0.18	$0.55	$0.73	$-	$-	$11.52	6.77%	$10,105	0.98%	0.74%	1.66%
9/30/15[i]	11.50	(0.04)	(0.36)	(0.40)	(0.31)	(0.31)	10.79	(3.50%)[b]	8,999	0.93%[a]	0.74%[a]	(0.42%)[a]
12/31/14	11.47	0.33	0.04	0.37	(0.34)	(0.34)	11.50	3.20%	8,023	0.87%	0.75%	2.83%
12/31/13	10.63	0.11	0.90	1.01	(0.17)	(0.17)	11.47	9.65%	1,045	1.00%	0.99%	1.00%
12/31/12	9.82	0.13	0.89	1.02	(0.21)	(0.21)	10.63	10.47%	1,275	0.90%	0.90%[k]	1.23%
12/31/11	10.02	0.21	(0.19)	0.02	(0.22)	(0.22)	9.82	0.25%	1,212	0.87%	N/A	2.07%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	74%	39%	53%	47%	49%	108%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.94	$0.23	$0.61	$0.84	$(0.26)	$(0.05)	$(0.31)	$11.47	7.83%		$5,763	0.23%		0.06%		2.05%
9/30/15[i]	11.50	0.01	(0.39)	(0.38)	-	(0.18)	(0.18)	10.94	(3.31%	)[b]	3,874	0.29%	[a]	0.06%	[a]	0.16%	[a]
12/31/14[h]	11.81	0.54	(0.24)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	6,116	0.32%	[a]	0.06%	[a]	6.05%	[a]
Class R5
9/30/16	$10.93	$0.31	$0.52	$0.83	$(0.25)	$(0.05)	$(0.30)	$11.46	7.72%		$660	0.33%		0.16%		2.84%
9/30/15[i]	11.50	0.01	(0.40)	(0.39)	-	(0.18)	(0.18)	10.93	(3.39%	)[b]	1,583	0.39%	[a]	0.16%	[a]	0.17%	[a]
12/31/14[h]	11.81	1.24	(0.94)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	1,179	0.42%	[a]	0.16%	[a]	13.89%	[a]
Service Class
9/30/16	$10.93	$0.25	$0.57	$0.82	$(0.24)	$(0.05)	$(0.29)	$11.46	7.64%		$11,145	0.43%		0.26%		2.24%
9/30/15[i]	11.52	0.01	(0.42)	(0.41)	-	(0.18)	(0.18)	10.93	(3.56%	)[b]	9,799	0.49%	[a]	0.26%	[a]	0.07%	[a]
12/31/14	11.64	0.18	0.28	0.46	(0.29)	(0.29)	(0.58)	11.52	3.92%		8,470	0.52%		0.25%		1.52%
12/31/13	11.02	0.25	1.27	1.52	(0.34)	(0.56)	(0.90)	11.64	13.87%		10,699	0.70%		0.18%		2.08%
12/31/12	10.25	0.37	0.95	1.32	(0.24)	(0.31)	(0.55)	11.02	12.94%		5,926	1.70%		0.10%		3.36%
12/31/11	10.73	0.24	(0.27)	(0.03)	(0.17)	(0.28)	(0.45)	10.25	(0.31%	)	2,255	3.80%		0.10%		2.24%
Administrative Class
9/30/16	$10.90	$0.22	$0.58	$0.80	$(0.23)	$(0.05)	$(0.28)	$11.42	7.51%		$14,837	0.53%		0.36%		1.96%
9/30/15[i]	11.49	(0.01)	(0.40)	(0.41)	-	(0.18)	(0.18)	10.90	(3.57%	)[b]	10,451	0.59%	[a]	0.36%	[a]	(0.06%	)[a]
12/31/14	11.64	0.43	0.01	0.44	(0.30)	(0.29)	(0.59)	11.49	3.73%		11,084	0.62%		0.36%		3.56%
12/31/13	11.02	0.29	1.22	1.51	(0.33)	(0.56)	(0.89)	11.64	13.84%		261	0.79%		0.24%		2.48%
12/31/12	10.25	0.17	1.15	1.32	(0.24)	(0.31)	(0.55)	11.02	12.86%		123	1.77%		0.15%		1.52%
12/31/11	10.73	0.27	(0.31)	(0.04)	(0.16)	(0.28)	(0.44)	10.25	(0.35%	)	323	3.87%		0.15%		2.50%
Class A
9/30/16	$10.80	$0.20	$0.57	$0.77	$(0.19)	$(0.05)	$(0.24)	$11.33	7.22%		$17,424	0.78%		0.61%		1.86%
9/30/15[i]	11.41	(0.02)	(0.41)	(0.43)	-	(0.18)	(0.18)	10.80	(3.77%	)[b]	18,792	0.84%	[a]	0.61%	[a]	(0.28%	)[a]
12/31/14	11.56	0.21	0.20	0.41	(0.27)	(0.29)	(0.56)	11.41	3.45%		10,113	0.89%		0.61%		1.82%
12/31/13	10.97	0.37	1.10	1.47	(0.32)	(0.56)	(0.88)	11.56	13.48%		5,884	1.14%		0.59%		3.17%
12/31/12	10.22	0.25	1.02	1.27	(0.21)	(0.31)	(0.52)	10.97	12.46%		1,066	2.14%		0.50%		2.24%
12/31/11	10.71	0.31	(0.38)	(0.07)	(0.14)	(0.28)	(0.42)	10.22	(0.67%	)	568	4.23%		0.50%		2.88%
Class R4
9/30/16	$10.79	$0.21	$0.57	$0.78	$(0.23)	$(0.05)	$(0.28)	$11.29	7.34%		$23,450	0.68%		0.51%		1.94%
9/30/15[i]	11.39	(0.01)	(0.41)	(0.42)	-	(0.18)	(0.18)	10.79	(3.69%	)[b]	14,210	0.74%	[a]	0.51%	[a]	(0.17%	)[a]
12/31/14[h]	11.71	0.30	(0.04)	0.26	(0.29)	(0.29)	(0.58)	11.39	2.17%	[b]	11,207	0.77%	[a]	0.51%	[a]	3.41%	[a]
Class R3
9/30/16	$10.77	$0.15	$0.60	$0.75	$(0.21)	$(0.05)	$(0.26)	$11.26	7.07%		$33,196	0.93%		0.76%		1.42%
9/30/15[i]	11.39	(0.03)	(0.41)	(0.44)	-	(0.18)	(0.18)	10.77	(3.87%	)[b]	21,211	0.99%	[a]	0.76%	[a]	(0.37%	)[a]
12/31/14[h]	11.71	0.28	(0.04)	0.24	(0.27)	(0.29)	(0.56)	11.39	2.03%	[b]	11,676	1.02%	[a]	0.76%	[a]	3.15%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	76%	44%	41%	67%	82%	82%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.48	$0.23	$0.73	$0.96	$(0.26)	$(0.17)	$(0.43)	$12.01	8.58%	$11,261	0.05%	0.04%	2.02%
9/30/15[i]	12.34	0.01	(0.54)	(0.53)	(0.33)	-	(0.33)	11.48	(4.32%)[b]	8,593	0.05%[a]	0.04%[a]	0.09%[a]
12/31/14[h]	12.33	0.53	(0.21)	0.32	(0.31)	-	(0.31)	12.34	2.58%[b]	46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
9/30/16	$11.47	$0.13	$0.82	$0.95	$(0.25)	$(0.17)	$(0.42)	$12.00	8.49%	$18,944	0.15%	0.14%	1.15%
9/30/15[i]	12.33	0.03	(0.56)	(0.53)	(0.33)	-	(0.33)	11.47	(4.35%)[b]	7,984	0.15%[a]	0.14%[a]	0.32%[a]
12/31/14[h]	12.33	0.97	(0.66)	0.31	(0.31)	-	(0.31)	12.33	2.49%[b]	4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
9/30/16	$11.49	$0.25	$0.68	$0.93	$(0.23)	$(0.17)	$(0.40)	$12.02	8.33%	$156,529	0.25%	0.24%	2.19%
9/30/15[i]	12.34	0.01	(0.56)	(0.55)	(0.30)	-	(0.30)	11.49	(4.48%)[b]	168,632	0.25%[a]	0.24%[a]	0.12%[a]
12/31/14	12.16	0.20	0.27	0.47	(0.29)	-	(0.29)	12.34	3.84%	189,123	0.24%	0.24%[k]	1.61%
12/31/13	10.55	0.21	1.62	1.83	(0.22)	-	(0.22)	12.16	17.50%	231,681	0.23%	0.23%[k]	1.80%
12/31/12	9.43	0.23	1.10	1.33	(0.21)	-	(0.21)	10.55	14.14%	178,323	0.13%	0.12%	2.23%
12/31/11	9.79	0.19	(0.37)	(0.18)	(0.18)	-	(0.18)	9.43	(1.78%)	114,389	0.11%	N/A	1.96%
Administrative Class
9/30/16	$11.47	$0.22	$0.69	$0.91	$(0.22)	$(0.17)	$(0.39)	$11.99	8.15%	$122,809	0.35%	0.34%	1.95%
9/30/15[i]	12.32	0.00 [d]	(0.55)	(0.55)	(0.30)	-	(0.30)	11.47	(4.51%)[b]	131,451	0.35%[a]	0.34%[a]	0.03%[a]
12/31/14	12.17	0.27	0.18	0.45	(0.30)	-	(0.30)	12.32	3.69%	142,437	0.34%	0.34%[k]	2.19%
12/31/13	10.55	0.22	1.60	1.82	(0.20)	-	(0.20)	12.17	17.47%	42,621	0.32%	0.32%[k]	1.89%
12/31/12	9.41	0.11	1.21	1.32	(0.18)	-	(0.18)	10.55	14.09%	27,380	0.21%	0.20%	1.05%
12/31/11	9.77	0.17	(0.35)	(0.18)	(0.18)	-	(0.18)	9.41	(1.83%)	60,388	0.18%	N/A	1.76%
Class A
9/30/16	$11.39	$0.20	$0.68	$0.88	$(0.19)	$(0.17)	$(0.36)	$11.91	7.90%	$88,095	0.60%	0.59%	1.72%
9/30/15[i]	12.22	(0.02)	(0.54)	(0.56)	(0.27)	-	(0.27)	11.39	(4.64%)[b]	95,333	0.60%[a]	0.59%[a]	(0.23%)[a]
12/31/14	12.05	0.17	0.24	0.41	(0.24)	-	(0.24)	12.22	3.41%	87,478	0.61%	0.61%[k]	1.37%
12/31/13	10.45	0.13	1.64	1.77	(0.17)	-	(0.17)	12.05	17.08%	92,034	0.67%	0.67%[k]	1.17%
12/31/12	9.34	0.14	1.13	1.27	(0.16)	-	(0.16)	10.45	13.66%	89,321	0.56%	0.56%[k]	1.42%
12/31/11	9.70	0.14	(0.36)	(0.22)	(0.14)	-	(0.14)	9.34	(2.22%)	86,264	0.53%	N/A	1.43%
Class R4
9/30/16	$11.30	$0.19	$0.68	$0.87	$(0.22)	$(0.17)	$(0.39)	$11.78	7.96%	$58,346	0.50%	0.49%	1.65%
9/30/15[i]	12.16	(0.01)	(0.53)	(0.54)	(0.32)	-	(0.32)	11.30	(4.53%)[b]	28,251	0.50%[a]	0.49%[a]	(0.07%)[a]
12/31/14[h]	12.20	0.33	(0.06)	0.27	(0.31)	-	(0.31)	12.16	2.19%[b]	17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
9/30/16	$11.12	$0.15	$0.70	$0.85	$(0.19)	$(0.17)	$(0.36)	$11.61	7.87%*	$88,411	0.75%	0.74%	1.33%
9/30/15[i]	11.99	(0.03)	(0.54)	(0.57)	(0.30)	-	(0.30)	11.12	(4.75%)[b]	61,026	0.75%[a]	0.74%[a]	(0.34%)[a]
12/31/14	11.90	0.37	0.02	0.39	(0.30)	-	(0.30)	11.99	3.27%	49,284	0.75%	0.75%[k]	3.07%
12/31/13	10.32	0.09	1.62	1.71	(0.13)	-	(0.13)	11.90	16.66%	2,938	0.97%	0.97%[k]	0.83%
12/31/12	9.26	0.13	1.10	1.23	(0.17)	-	(0.17)	10.32	13.31%	3,188	0.86%	0.86%[k]	1.29%
12/31/11	9.67	0.26	(0.50)	(0.24)	(0.17)	-	(0.17)	9.26	(2.45%)	2,584	0.84%	N/A	2.76%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	69%	31%	33%	45%	54%	80%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.37	$0.22	$0.80	$1.02	$(0.24)	$(0.08)	$(0.32)	$12.07	9.13%		$14,968	0.12%		0.01%		1.88%
9/30/15[i]	12.18	0.02	(0.61)	(0.59)	-	(0.22)	(0.22)	11.37	(4.86%	)[b]	7,212	0.16%	[a]	0.01%	[a]	0.22%	[a]
12/31/14[h]	12.52	0.53	(0.21)	0.32	(0.34)	(0.32)	(0.66)	12.18	2.46%	[b]	14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
9/30/16	$11.35	$0.38	$0.63	$1.01	$(0.23)	$(0.08)	$(0.31)	$12.05	9.03%		$638	0.22%		0.11%		3.36%
9/30/15[i]	12.17	0.03	(0.63)	(0.60)	-	(0.22)	(0.22)	11.35	(4.95%	)[b]	4,161	0.26%	[a]	0.11%	[a]	0.34%	[a]
12/31/14[h]	12.52	1.68	(1.37)	0.31	(0.34)	(0.32)	(0.66)	12.17	2.38%	[b]	4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
9/30/16	$11.36	$0.22	$0.78	$1.00	$(0.22)	$(0.08)	$(0.30)	$12.06	8.94%		$28,337	0.32%		0.21%		1.91%
9/30/15[i]	12.19	0.03	(0.64)	(0.61)	-	(0.22)	(0.22)	11.36	(5.03%	)[b]	20,250	0.36%	[a]	0.21%	[a]	0.29%	[a]
12/31/14	12.36	0.18	0.28	0.46	(0.31)	(0.32)	(0.63)	12.19	3.64%		10,205	0.41%		0.21%		1.44%
12/31/13	10.96	0.32	1.90	2.22	(0.36)	(0.46)	(0.82)	12.36	20.38%		11,732	0.68%		0.20%		2.60%
12/31/12	9.97	0.27	1.22	1.49	(0.21)	(0.29)	(0.50)	10.96	15.02%		2,165	2.05%		0.10%		2.47%
12/31/11	10.85	0.22	(0.53)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.79%	)	885	4.29%		0.10%		2.02%
Administrative Class
9/30/16	$11.33	$0.21	$0.78	$0.99	$(0.21)	$(0.08)	$(0.29)	$12.03	8.85%		$41,735	0.42%		0.31%		1.85%
9/30/15[i]	12.17	0.01	(0.63)	(0.62)	-	(0.22)	(0.22)	11.33	(5.12%	)[b]	29,905	0.46%	[a]	0.31%	[a]	0.13%	[a]
12/31/14	12.36	0.38	0.06	0.44	(0.31)	(0.32)	(0.63)	12.17	3.52%		26,413	0.51%		0.31%		2.98%
12/31/13	10.96	0.31	1.90	2.21	(0.35)	(0.46)	(0.81)	12.36	20.33%		778	0.77%		0.25%		2.50%
12/31/12	9.97	0.23	1.26	1.49	(0.21)	(0.29)	(0.50)	10.96	14.97%		198	2.13%		0.15%		2.08%
12/31/11	10.85	0.20	(0.51)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.84%	)	125	4.36%		0.15%		1.86%
Class A
9/30/16	$11.23	$0.18	$0.76	$0.94	$(0.17)	$(0.08)	$(0.25)	$11.92	8.50%		$37,413	0.67%		0.56%		1.59%
9/30/15[i]	12.08	(0.01)	(0.62)	(0.63)	-	(0.22)	(0.22)	11.23	(5.24%	)[b]	33,389	0.71%	[a]	0.56%	[a]	(0.11%	)[a]
12/31/14	12.28	0.25	0.16	0.41	(0.29)	(0.32)	(0.61)	12.08	3.24%		16,826	0.78%		0.57%		2.00%
12/31/13	10.92	0.34	1.81	2.15	(0.33)	(0.46)	(0.79)	12.28	19.87%		6,827	1.12%		0.59%		2.81%
12/31/12	9.95	0.22	1.22	1.44	(0.18)	(0.29)	(0.47)	10.92	14.53%		1,604	2.49%		0.50%		2.04%
12/31/11	10.84	0.24	(0.59)	(0.35)	(0.18)	(0.36)	(0.54)	9.95	(3.16%	)	701	4.71%		0.50%		2.19%
Class R4
9/30/16	$11.22	$0.20	$0.76	$0.96	$(0.21)	$(0.08)	$(0.29)	$11.89	8.69%		$49,731	0.57%		0.46%		1.76%
9/30/15[i]	12.07	(0.00)[d]	(0.63)	(0.63)	-	(0.22)	(0.22)	11.22	(5.24%	)[b]	21,377	0.61%	[a]	0.46%	[a]	(0.01%	)[a]
12/31/14[h]	12.43	0.35	(0.08)	0.27	(0.31)	(0.32)	(0.63)	12.07	2.10%	[b]	16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
9/30/16	$11.20	$0.14	$0.78	$0.92	$(0.19)	$(0.08)	$(0.27)	$11.85	8.30%		$75,449	0.82%		0.71%		1.25%
9/30/15[i]	12.06	(0.01)	(0.63)	(0.64)	-	(0.22)	(0.22)	11.20	(5.33%	)[b]	41,950	0.86%	[a]	0.71%	[a]	(0.14%	)[a]
12/31/14[h]	12.43	0.33	(0.09)	0.24	(0.29)	(0.32)	(0.61)	12.06	1.90%	[b]	19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	69%	34%	35%	55%	55%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.44	$0.22	$0.81	$1.03	$(0.24)	$(0.30)	$(0.54)	$11.93	9.37%	$9,404	0.05%	0.04%	1.93%
9/30/15[i]	12.51	0.01	(0.66)	(0.65)	-	(0.42)	(0.42)	11.44	(5.28%)[b]	6,087	0.05%[a]	0.04%[a]	0.10%[a]
12/31/14[h]	12.80	0.53	(0.22)	0.31	(0.57)	(0.03)	(0.60)	12.51	2.35%[b]	53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
9/30/16	$11.42	$0.10	$0.92	$1.02	$(0.23)	$(0.30)	$(0.53)	$11.91	9.29%	$23,121	0.15%	0.14%	0.93%
9/30/15[i]	12.50	0.04	(0.70)	(0.66)	-	(0.42)	(0.42)	11.42	(5.36%)[b]	7,510	0.15%[a]	0.14%[a]	0.46%[a]
12/31/14[h]	12.80	1.10	(0.81)	0.29	(0.56)	(0.03)	(0.59)	12.50	2.26%[b]	4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
9/30/16	$11.43	$0.25	$0.76	$1.01	$(0.22)	$(0.30)	$(0.52)	$11.92	9.14%	$159,589	0.25%	0.24%	2.18%
9/30/15[i]	12.52	0.02	(0.69)	(0.67)	-	(0.42)	(0.42)	11.43	(5.44%)[b]	173,384	0.25%[a]	0.24%[a]	0.23%[a]
12/31/14	12.64	0.20	0.25	0.45	(0.54)	(0.03)	(0.57)	12.52	3.51%	187,396	0.24%	0.24%[k]	1.59%
12/31/13	10.61	0.19	2.11	2.30	(0.27)	-	(0.27)	12.64	21.84%	209,824	0.23%	0.23%[k]	1.61%
12/31/12	9.34	0.21	1.23	1.44	(0.17)	-	(0.17)	10.61	15.55%	155,213	0.13%	0.12%	2.05%
12/31/11	9.81	0.17	(0.50)	(0.33)	(0.14)	-	(0.14)	9.34	(3.32%)	96,501	0.11%	N/A	1.75%
Administrative Class
9/30/16	$11.41	$0.22	$0.79	$1.01	$(0.21)	$(0.30)	$(0.51)	$11.91	9.13%	$120,154	0.35%	0.34%	1.90%
9/30/15[i]	12.51	0.01	(0.69)	(0.68)	-	(0.42)	(0.42)	11.41	(5.52%)[b]	126,584	0.35%[a]	0.34%[a]	0.13%[a]
12/31/14	12.64	0.28	0.15	0.43	(0.53)	(0.03)	(0.56)	12.51	3.40%	133,982	0.34%	0.34%[k]	2.14%
12/31/13	10.60	0.20	2.09	2.29	(0.25)	-	(0.25)	12.64	21.77%	46,490	0.32%	0.32%[k]	1.70%
12/31/12	9.32	0.11	1.32	1.43	(0.15)	-	(0.15)	10.60	15.44%	29,056	0.21%	0.21%[k]	1.10%
12/31/11	9.80	0.15	(0.49)	(0.34)	(0.14)	-	(0.14)	9.32	(3.47%)	52,742	0.18%	N/A	1.54%
Class A
9/30/16	$11.33	$0.18	$0.79	$0.97	$(0.18)	$(0.30)	$(0.48)	$11.82	8.80%	$82,599	0.60%	0.59%	1.60%
9/30/15[i]	12.45	(0.01)	(0.69)	(0.70)	-	(0.42)	(0.42)	11.33	(5.71%)[b]	83,067	0.60%[a]	0.59%[a]	(0.11%)[a]
12/31/14	12.57	0.16	0.24	0.40	(0.49)	(0.03)	(0.52)	12.45	3.12%	72,857	0.62%	0.61%	1.29%
12/31/13	10.51	0.12	2.10	2.22	(0.16)	-	(0.16)	12.57	21.31%	77,892	0.67%	0.67%[k]	1.06%
12/31/12	9.26	0.13	1.25	1.38	(0.13)	-	(0.13)	10.51	14.96%	71,053	0.56%	0.56%[k]	1.25%
12/31/11	9.72	0.12	(0.48)	(0.36)	(0.10)	-	(0.10)	9.26	(3.67%)	65,876	0.53%	N/A	1.19%
Class R4
9/30/16	$11.30	$0.17	$0.80	$0.97	$(0.21)	$(0.30)	$(0.51)	$11.76	8.90%	$54,855	0.50%	0.49%	1.55%
9/30/15[i]	12.41	0.00 [d]	(0.69)	(0.69)	-	(0.42)	(0.42)	11.30	(5.65%)[b]	22,738	0.50%[a]	0.49%[a]	0.03%[a]
12/31/14[h]	12.72	0.32	(0.07)	0.25	(0.53)	(0.03)	(0.56)	12.41	1.96%[b]	18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
9/30/16	$11.16	$0.14	$0.79	$0.93	$(0.18)	$(0.30)	$(0.48)	$11.61	8.59%	$101,258	0.75%	0.74%	1.29%
9/30/15[i]	12.28	(0.02)	(0.68)	(0.70)	-	(0.42)	(0.42)	11.16	(5.79%)[b]	68,535	0.75%[a]	0.74%[a]	(0.24%)[a]
12/31/14	12.45	0.36	0.02	0.38	(0.52)	(0.03)	(0.55)	12.28	2.98%	57,469	0.76%	0.75%	2.81%
12/31/13	10.39	0.09	2.08	2.17	(0.11)	-	(0.11)	12.45	20.98%	3,573	0.97%	0.97%[k]	0.77%
12/31/12	9.19	0.10	1.24	1.34	(0.14)	-	(0.14)	10.39	14.64%	3,101	0.86%	0.86%[k]	0.98%
12/31/11	9.71	0.25	(0.64)	(0.39)	(0.13)	-	(0.13)	9.19	(3.95%)	2,793	0.84%	N/A	2.75%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	69%	34%	31%	43%	55%	74%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.49	$0.20	$0.89	$1.09	$(0.23)	$(0.09)	$(0.32)	$12.26	9.62%		$9,851	0.16%		0.05%		1.68%
9/30/15[i]	12.44	0.01	(0.70)	(0.69)	-	(0.26)	(0.26)	11.49	(5.58%	)[b]	4,474	0.21%	[a]	0.05%	[a]	0.14%	[a]
12/31/14[h]	12.89	0.51	(0.19)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.37%	[b]	11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
9/30/16	$11.48	$0.30	$0.77	$1.07	$(0.22)	$(0.09)	$(0.31)	$12.24	9.43%		$1,928	0.26%		0.15%		2.57%
9/30/15[i]	12.44	0.03	(0.73)	(0.70)	-	(0.26)	(0.26)	11.48	(5.65%	)[b]	3,459	0.31%	[a]	0.15%	[a]	0.35%	[a]
12/31/14[h]	12.89	1.15	(0.83)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.36%	[b]	2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
9/30/16	$11.59	$0.21	$0.86	$1.07	$(0.21)	$(0.09)	$(0.30)	$12.36	9.35%		$18,361	0.36%		0.25%		1.75%
9/30/15[i]	12.56	0.03	(0.74)	(0.71)	-	(0.26)	(0.26)	11.59	(5.68%	)[b]	13,635	0.41%	[a]	0.25%	[a]	0.27%	[a]
12/31/14	12.83	0.14	0.33	0.47	(0.30)	(0.44)	(0.74)	12.56	3.53%		7,127	0.48%		0.24%		1.09%
12/31/13	11.00	0.30	2.20	2.50	(0.34)	(0.33)	(0.67)	12.83	22.88%		9,582	0.79%		0.20%		2.42%
12/31/12	9.96	0.26	1.29	1.55	(0.19)	(0.32)	(0.51)	11.00	15.64%		2,042	2.42%		0.10%		2.41%
12/31/11	10.89	0.20	(0.60)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.60%	)	936	4.17%		0.10%		1.81%
Administrative Class
9/30/16	$11.55	$0.19	$0.86	$1.05	$(0.19)	$(0.09)	$(0.28)	$12.32	9.25%		$27,200	0.46%		0.35%		1.64%
9/30/15[i]	12.53	0.01	(0.73)	(0.72)	-	(0.26)	(0.26)	11.55	(5.78%	)[b]	19,970	0.51%	[a]	0.35%	[a]	0.11%	[a]
12/31/14	12.83	0.39	0.06	0.45	(0.31)	(0.44)	(0.75)	12.53	3.38%		18,330	0.58%		0.35%		2.95%
12/31/13	11.00	0.32	2.18	2.50	(0.34)	(0.33)	(0.67)	12.83	22.85%		1,215	0.88%		0.26%		2.53%
12/31/12	9.96	0.19	1.35	1.54	(0.18)	(0.32)	(0.50)	11.00	15.58%		245	2.51%		0.15%		1.79%
12/31/11	10.89	0.18	(0.58)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.65%	)	155	4.24%		0.15%		1.63%
Class A
9/30/16	$11.45	$0.16	$0.85	$1.01	$(0.16)	$(0.09)	$(0.25)	$12.21	8.95%		$31,291	0.71%		0.60%		1.41%
9/30/15[i]	12.45	(0.01)	(0.73)	(0.74)	-	(0.26)	(0.26)	11.45	(5.97%	)[b]	25,646	0.76%	[a]	0.60%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.20	0.41	(0.27)	(0.44)	(0.71)	12.45	3.13%		11,968	0.85%		0.61%		1.64%
12/31/13	10.96	0.30	2.14	2.44	(0.32)	(0.33)	(0.65)	12.75	22.38%		6,248	1.23%		0.59%		2.44%
12/31/12	9.94	0.21	1.29	1.50	(0.16)	(0.32)	(0.48)	10.96	15.18%		1,335	2.86%		0.50%		1.97%
12/31/11	10.88	0.21	(0.65)	(0.44)	(0.16)	(0.34)	(0.50)	9.94	(3.96%	)	603	4.59%		0.50%		1.93%
Class R4
9/30/16	$11.45	$0.19	$0.83	$1.02	$(0.20)	$(0.09)	$(0.29)	$12.18	9.04%		$37,564	0.61%		0.50%		1.66%
9/30/15[i]	12.44	0.00 [d]	(0.73)	(0.73)	-	(0.26)	(0.26)	11.45	(5.90%	)[b]	14,047	0.66%	[a]	0.50%	[a]	0.03%	[a]
12/31/14[h]	12.89	0.32	(0.03)	0.29	(0.30)	(0.44)	(0.74)	12.44	2.15%	[b]	8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
9/30/16	$11.41	$0.13	$0.87	$1.00	$(0.17)	$(0.09)	$(0.26)	$12.15	8.85%		$57,715	0.86%		0.75%		1.08%
9/30/15[i]	12.42	(0.02)	(0.73)	(0.75)	-	(0.26)	(0.26)	11.41	(6.07%	)[b]	30,900	0.91%	[a]	0.75%	[a]	(0.20%	)[a]
12/31/14[h]	12.89	0.28	(0.03)	0.25	(0.28)	(0.44)	(0.72)	12.42	1.86%	[b]	16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	69%	35%	31%	36%	52%	63%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

77

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.24	$0.19		$0.84	$1.03	$(0.23)	$(0.39)	$(0.62)	$11.65	9.52%	$4,137	0.08%	0.04%	1.72%
9/30/15[i]	12.41	0.00	[d]	(0.69)	(0.69)	-	(0.48)	(0.48)	11.24	(5.70%)[b]	2,611	0.08%[a]	0.04%[a]	0.05%[a]
12/31/14[h]	12.96	0.51		(0.18)	0.33	(0.51)	(0.37)	(0.88)	12.41	2.49%[b]	45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
9/30/16	$11.23	$0.08		$0.95	$1.03	$(0.22)	$(0.39)	$(0.61)	$11.65	9.53%	$11,346	0.18%	0.14%	0.72%
9/30/15[i]	12.40	0.04		(0.73)	(0.69)	-	(0.48)	(0.48)	11.23	(5.71%)[b]	2,715	0.18%[a]	0.14%[a]	0.42%[a]
12/31/14[h]	12.96	0.97		(0.65)	0.32	(0.51)	(0.37)	(0.88)	12.40	2.39%[b]	1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
9/30/16	$11.24	$0.23		$0.78	$1.01	$(0.20)	$(0.39)	$(0.59)	$11.66	9.37%	$90,564	0.28%	0.24%	2.06%
9/30/15[i]	12.42	0.02		(0.72)	(0.70)	-	(0.48)	(0.48)	11.24	(5.78%)[b]	101,768	0.28%[a]	0.24%[a]	0.19%[a]
12/31/14	12.81	0.18		0.28	0.46	(0.48)	(0.37)	(0.85)	12.42	3.54%	115,397	0.26%	0.24%	1.38%
12/31/13	10.66	0.17		2.28	2.45	(0.30)	-	(0.30)	12.81	23.20%	139,155	0.24%	0.24%[k]	1.44%
12/31/12	9.35	0.19		1.27	1.46	(0.15)	-	(0.15)	10.66	15.69%	108,556	0.13%	0.13%[k]	1.91%
12/31/11	9.85	0.15		(0.53)	(0.38)	(0.12)	-	(0.12)	9.35	(3.79%)	66,537	0.11%	N/A	1.55%
Administrative Class
9/30/16	$11.21	$0.19		$0.80	$0.99	$(0.19)	$(0.39)	$(0.58)	$11.62	9.21%	$83,838	0.38%	0.34%	1.74%
9/30/15[i]	12.40	0.01		(0.72)	(0.71)	-	(0.48)	(0.48)	11.21	(5.87%)[b]	85,749	0.38%[a]	0.34%[a]	0.11%[a]
12/31/14	12.80	0.26		0.19	0.45	(0.48)	(0.37)	(0.85)	12.40	3.44%	85,857	0.36%	0.34%	1.98%
12/31/13	10.65	0.20		2.24	2.44	(0.29)	-	(0.29)	12.80	23.07%	27,838	0.33%	0.33%[k]	1.67%
12/31/12	9.33	0.11		1.34	1.45	(0.13)	-	(0.13)	10.65	15.60%	14,301	0.21%	0.21%[k]	1.08%
12/31/11	9.84	0.14		(0.53)	(0.39)	(0.12)	-	(0.12)	9.33	(3.94%)	24,981	0.18%	N/A	1.44%
Class A
9/30/16	$11.12	$0.16		$0.80	$0.96	$(0.16)	$(0.39)	$(0.55)	$11.53	8.97%	$50,466	0.63%	0.59%	1.44%
9/30/15[i]	12.33	(0.01)		(0.72)	(0.73)	-	(0.48)	(0.48)	11.12	(6.07%)[b]	48,822	0.63%[a]	0.59%[a]	(0.13%)[a]
12/31/14	12.72	0.15		0.26	0.41	(0.43)	(0.37)	(0.80)	12.33	3.15%	42,940	0.63%	0.61%	1.14%
12/31/13	10.55	0.11		2.26	2.37	(0.20)	-	(0.20)	12.72	22.60%	47,265	0.68%	0.68%[k]	0.91%
12/31/12	9.25	0.12		1.29	1.41	(0.11)	-	(0.11)	10.55	15.28%	45,264	0.57%	0.56%	1.17%
12/31/11	9.75	0.10		(0.52)	(0.42)	(0.08)	-	(0.08)	9.25	(4.24%)	40,995	0.53%	N/A	1.08%
Class R4
9/30/16	$11.09	$0.16		$0.81	$0.97	$(0.20)	$(0.39)	$(0.59)	$11.47	9.06%	$36,572	0.53%	0.49%	1.45%
9/30/15[i]	12.28	0.00	[d]	(0.71)	(0.71)	-	(0.48)	(0.48)	11.09	(5.93%)[b]	16,356	0.53%[a]	0.49%[a]	0.02%[a]
12/31/14[h]	12.85	0.29		(0.01)	0.28	(0.48)	(0.37)	(0.85)	12.28	2.10%[b]	11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
9/30/16	$10.94	$0.11		$0.82	$0.93	$(0.17)	$(0.39)	$(0.56)	$11.31	8.80%	$50,774	0.78%	0.74%	1.01%
9/30/15[i]	12.15	(0.02)		(0.71)	(0.73)	-	(0.48)	(0.48)	10.94	(6.16%)[b]	26,610	0.78%[a]	0.74%[a]	(0.25%)[a]
12/31/14	12.60	0.33		0.05	0.38	(0.46)	(0.37)	(0.83)	12.15	2.95%	21,517	0.78%	0.76%	2.57%
12/31/13	10.44	0.09		2.21	2.30	(0.14)	-	(0.14)	12.60	22.20%	3,531	0.98%	0.98%[k]	0.74%
12/31/12	9.19	0.09		1.28	1.37	(0.12)	-	(0.12)	10.44	14.91%	2,816	0.87%	0.86%	0.91%
12/31/11	9.74	0.23		(0.66)	(0.43)	(0.12)	-	(0.12)	9.19	(4.41%)	2,502	0.85%	N/A	2.53%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	70%	35%	30%	45%	55%	75%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.53	$0.18	$0.93	$1.11	$(0.22)	$(0.10)	$(0.32)	$12.32	9.79%		$3,428	0.27%		0.02%		1.50%
9/30/15[i]	12.55	0.01	(0.73)	(0.72)	-	(0.30)	(0.30)	11.53	(5.85%	)[b]	1,399	0.37%	[a]	0.02%	[a]	0.09%	[a]
12/31/14[h]	12.98	0.47	(0.13)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.57%	[b]	6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
9/30/16	$11.52	$0.34	$0.76	$1.10	$(0.21)	$(0.10)	$(0.31)	$12.31	9.68%		$355	0.37%		0.12%		2.93%
9/30/15[i]	12.55	0.03	(0.76)	(0.73)	-	(0.30)	(0.30)	11.52	(5.93%	)[b]	1,637	0.47%	[a]	0.12%	[a]	0.32%	[a]
12/31/14[h]	12.98	1.17	(0.83)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.56%	[b]	1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
9/30/16	$11.52	$0.22	$0.87	$1.09	$(0.20)	$(0.10)	$(0.30)	$12.31	9.60%		$10,622	0.47%		0.22%		1.84%
9/30/15[i]	12.56	0.02	(0.76)	(0.74)	-	(0.30)	(0.30)	11.52	(6.00%	)[b]	8,282	0.57%	[a]	0.22%	[a]	0.26%	[a]
12/31/14	12.83	0.15	0.32	0.47	(0.29)	(0.45)	(0.74)	12.56	3.62%		5,342	0.72%		0.22%		1.17%
12/31/13	10.85	0.24	2.48	2.72	(0.32)	(0.42)	(0.74)	12.83	25.33%		5,499	1.28%		0.19%		1.92%
12/31/12	9.86	0.21	1.41	1.62	(0.16)	(0.47)	(0.63)	10.85	16.48%		1,408	3.75%		0.10%		1.95%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.17)	(0.43)	(0.60)	9.86	(4.53%	)	750	5.19%		0.10%		1.39%
Administrative Class
9/30/16	$11.50	$0.17	$0.90	$1.07	$(0.19)	$(0.10)	$(0.29)	$12.28	9.42%		$12,831	0.57%		0.32%		1.47%
9/30/15[i]	12.54	0.01	(0.75)	(0.74)	-	(0.30)	(0.30)	11.50	(6.01%	)[b]	9,250	0.67%	[a]	0.32%	[a]	0.15%	[a]
12/31/14	12.83	0.36	0.10	0.46	(0.30)	(0.45)	(0.75)	12.54	3.52%		6,304	0.81%		0.32%		2.76%
12/31/13	10.85	0.23	2.49	2.72	(0.32)	(0.42)	(0.74)	12.83	25.29%		322	1.37%		0.24%		1.86%
12/31/12	9.87	0.15	1.45	1.60	(0.15)	(0.47)	(0.62)	10.85	16.30%		127	3.84%		0.15%		1.40%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.16)	(0.43)	(0.59)	9.87	(4.48%	)	121	5.26%		0.15%		1.40%
Class A
9/30/16	$11.40	$0.16	$0.87	$1.03	$(0.16)	$(0.10)	$(0.26)	$12.17	9.11%		$17,430	0.82%		0.57%		1.35%
9/30/15[i]	12.46	(0.01)	(0.75)	(0.76)	-	(0.30)	(0.30)	11.40	(6.21%	)[b]	14,156	0.92%	[a]	0.57%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.21	0.42	(0.26)	(0.45)	(0.71)	12.46	3.28%		7,199	1.08%		0.58%		1.58%
12/31/13	10.81	0.22	2.44	2.66	(0.30)	(0.42)	(0.72)	12.75	24.79%		3,589	1.72%		0.59%		1.77%
12/31/12	9.84	0.18	1.39	1.57	(0.13)	(0.47)	(0.60)	10.81	16.02%		779	4.20%		0.50%		1.65%
12/31/11	10.95	0.19	(0.73)	(0.54)	(0.14)	(0.43)	(0.57)	9.84	(4.86%	)	331	5.61%		0.50%		1.78%
Class R4
9/30/16	$11.38	$0.17	$0.87	$1.04	$(0.19)	$(0.10)	$(0.29)	$12.13	9.27%		$22,131	0.72%		0.47%		1.44%
9/30/15[i]	12.43	0.00 [d]	(0.75)	(0.75)	-	(0.30)	(0.30)	11.38	(6.15%	)[b]	9,264	0.82%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	12.88	0.30	(0.01)	0.29	(0.29)	(0.45)	(0.74)	12.43	2.22%	[b]	5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
9/30/16	$11.36	$0.12	$0.88	$1.00	$(0.16)	$(0.10)	$(0.26)	$12.10	8.96%		$36,332	0.97%		0.72%		1.02%
9/30/15[i]	12.43	(0.02)	(0.75)	(0.77)	-	(0.30)	(0.30)	11.36	(6.31%	)[b]	17,369	1.07%	[a]	0.72%	[a]	(0.21%	)[a]
12/31/14[h]	12.88	0.29	(0.02)	0.27	(0.27)	(0.45)	(0.72)	12.43	2.10%	[b]	9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	68%	32%	26%	39%	68%	56%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

79

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$8.08	$0.13		$0.64	$0.77	$(0.15)	$(0.18)	$(0.33)	$8.52	9.82%		$2,211	0.18%		0.02%		1.54%
9/30/15[i]	8.96	0.00	[d]	(0.53)	(0.53)	-	(0.35)	(0.35)	8.08	(6.07%	)[b]	1,123	0.20%	[a]	0.02%	[a]	0.03%	[a]
12/31/14[h]	9.90	0.36		(0.09)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.57%	[b]	19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
9/30/16	$8.07	$0.04		$0.73	$0.77	$(0.15)	$(0.18)	$(0.33)	$8.51	9.73%		$7,907	0.28%		0.12%		0.45%
9/30/15[i]	8.96	0.02		(0.56)	(0.54)	-	(0.35)	(0.35)	8.07	(6.19%	)[b]	974	0.30%	[a]	0.12%	[a]	0.33%	[a]
12/31/14[h]	9.90	0.60		(0.33)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.56%	[b]	790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
9/30/16	$8.07	$0.15		$0.61	$0.76	$(0.14)	$(0.18)	$(0.32)	$8.51	9.60%		$37,620	0.38%		0.22%		1.90%
9/30/15[i]	8.97	0.01		(0.56)	(0.55)	-	(0.35)	(0.35)	8.07	(6.30%	)[b]	37,899	0.40%	[a]	0.22%	[a]	0.21%	[a]
12/31/14	9.79	0.12		0.25	0.37	(0.22)	(0.97)	(1.19)	8.97	3.59%		38,141	0.34%		0.22%		1.19%
12/31/13	8.48	0.14		1.99	2.13	(0.25)	(0.57)	(0.82)	9.79	25.48%		49,996	0.32%		0.18%		1.49%
12/31/12	7.71	0.16		1.08	1.24	(0.13)	(0.34)	(0.47)	8.48	16.22%		29,840	0.26%		0.10%		1.87%
12/31/11	8.67	0.13		(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.47%	)	18,945	0.29%		0.10%		1.53%
Administrative Class
9/30/16	$8.06	$0.13		$0.63	$0.76	$(0.13)	$(0.18)	$(0.31)	$8.51	9.64%		$33,053	0.48%		0.32%		1.55%
9/30/15[i]	8.97	0.01		(0.57)	(0.56)	-	(0.35)	(0.35)	8.06	(6.41%	)[b]	27,378	0.50%	[a]	0.32%	[a]	0.13%	[a]
12/31/14	9.80	0.18		0.18	0.36	(0.22)	(0.97)	(1.19)	8.97	3.49%		23,872	0.45%		0.31%		1.81%
12/31/13	8.49	0.16		1.97	2.13	(0.25)	(0.57)	(0.82)	9.80	25.42%		9,648	0.41%		0.24%		1.64%
12/31/12	7.71	0.08		1.17	1.25	(0.13)	(0.34)	(0.47)	8.49	16.27%		3,994	0.34%		0.15%		0.93%
12/31/11	8.67	0.13		(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.51%	)	6,670	0.36%		0.15%		1.53%
Class A
9/30/16	$8.01	$0.10		$0.62	$0.72	$(0.11)	$(0.18)	$(0.29)	$8.44	9.18%		$20,244	0.73%		0.57%		1.29%
9/30/15[i]	8.92	(0.01)		(0.55)	(0.56)	-	(0.35)	(0.35)	8.01	(6.44%	)[b]	16,516	0.75%	[a]	0.57%	[a]	(0.12%	)[a]
12/31/14	9.75	0.12		0.20	0.32	(0.18)	(0.97)	(1.15)	8.92	3.18%		12,039	0.71%		0.58%		1.25%
12/31/13	8.45	0.08		2.00	2.08	(0.21)	(0.57)	(0.78)	9.75	24.92%		9,721	0.76%		0.58%		0.80%
12/31/12	7.68	0.10		1.11	1.21	(0.10)	(0.34)	(0.44)	8.45	15.74%		8,644	0.70%		0.50%		1.23%
12/31/11	8.65	0.13		(0.55)	(0.42)	(0.11)	(0.44)	(0.55)	7.68	(4.75%	)	5,616	0.71%		0.50%		1.52%
Class R4
9/30/16	$8.00	$0.10		$0.63	$0.73	$(0.13)	$(0.18)	$(0.31)	$8.42	9.32%		$19,931	0.63%		0.47%		1.30%
9/30/15[i]	8.91	0.00	[d]	(0.56)	(0.56)	-	(0.35)	(0.35)	8.00	(6.45%	)[b]	9,533	0.65%	[a]	0.47%	[a]	0.02%	[a]
12/31/14[h]	9.85	0.19		0.05	0.24	(0.21)	(0.97)	(1.18)	8.91	2.35%	[b]	7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
9/30/16	$7.94	$0.07		$0.64	$0.71	$(0.11)	$(0.18)	$(0.29)	$8.36	9.12%		$28,523	0.88%		0.72%		0.91%
9/30/15[i]	8.87	(0.02)		(0.56)	(0.58)	-	(0.35)	(0.35)	7.94	(6.71%	)[b]	14,173	0.90%	[a]	0.72%	[a]	(0.26%	)[a]
12/31/14	9.73	0.22		0.09	0.31	(0.20)	(0.97)	(1.17)	8.87	3.03%		11,800	0.88%		0.74%		2.24%
12/31/13	8.44	0.07		1.98	2.05	(0.19)	(0.57)	(0.76)	9.73	24.60%		2,487	1.06%		0.88%		0.71%
12/31/12	7.68	0.08		1.10	1.18	(0.08)	(0.34)	(0.42)	8.44	15.47%		1,767	1.00%		0.80%		0.93%
12/31/11	8.68	0.20		(0.66)	(0.46)	(0.10)	(0.44)	(0.54)	7.68	(5.23%	)	1,306	1.02%		0.80%		2.52%

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
			2014	2013	2012	2011
Portfolio turnover rate	68%	47%	37%	45%	87%	80%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

80

MassMutual RetireSMART 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$9.59	$0.17	$0.77	$0.94	$(0.17)	$(0.06)	$(0.23)	$10.30	9.92%		$952	1.16%		0.00%	[a]	1.69%
9/30/15[i]	10.38	0.04	(0.67)	(0.63)	-	(0.16)	(0.16)	9.59	(6.11%	)[b]	466	2.58%	[a]	0.00%	[a]	0.54%	[a]
12/31/14[h]	10.62	0.19	0.09	0.28	(0.28)	(0.24)	(0.52)	10.38	2.60%	[b]	103	4.83%	[a]	0.00%	[a]	2.34%	[a]
Class R5
9/30/16	$9.60	$0.24	$0.68	$0.92	$(0.17)	$(0.06)	$(0.23)	$10.29	9.69%		$174	1.26%		0.10%		2.48%
9/30/15[i]	10.40	0.03	(0.67)	(0.64)	-	(0.16)	(0.16)	9.60	(6.20%	)[b]	357	2.68%	[a]	0.10%	[a]	0.40%	[a]
12/31/14[h]	10.62	0.38	(0.10)	0.28	(0.26)	(0.24)	(0.50)	10.40	2.54%	[b]	268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
9/30/16	$9.62	$0.15	$0.77	$0.92	$(0.16)	$(0.06)	$(0.22)	$10.32	9.69%		$2,737	1.36%		0.20%		1.54%
9/30/15[i]	10.43	0.02	(0.67)	(0.65)	-	(0.16)	(0.16)	9.62	(6.28%	)[b]	1,442	2.78%	[a]	0.20%	[a]	0.27%	[a]
12/31/14	10.50	0.20	0.20	0.40	(0.23)	(0.24)	(0.47)	10.43	3.71%		1,069	4.78%		0.21%		1.89%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.56%	[b]	753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Administrative Class
9/30/16	$9.58	$0.14	$0.77	$0.91	$(0.15)	$(0.06)	$(0.21)	$10.28	9.64%		$2,512	1.46%		0.30%		1.43%
9/30/15[i]	10.40	0.02	(0.68)	(0.66)	-	(0.16)	(0.16)	9.58	(6.39%	)[b]	1,281	2.88%	[a]	0.30%	[a]	0.19%	[a]
12/31/14	10.50	0.32	0.06	0.38	(0.24)	(0.24)	(0.48)	10.40	3.52%		774	5.04%		0.30%		2.99%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.58%	[b]	108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class A
9/30/16	$9.56	$0.13	$0.75	$0.88	$(0.13)	$(0.06)	$(0.19)	$10.25	9.32%		$4,294	1.71%		0.55%		1.36%
9/30/15[i]	10.39	(0.00)[d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.56	(6.49%	)[b]	3,109	3.13%	[a]	0.55%	[a]	(0.01%	)[a]
12/31/14	10.50	0.27	0.08	0.35	(0.22)	(0.24)	(0.46)	10.39	3.24%		638	5.26%		0.56%		2.52%
12/31/13[g]	10.00	0.11	0.64	0.75	(0.24)	(0.01)	(0.25)	10.50	7.47%	[b]	108	14.09%	[a]	0.63%	[a]	3.60%	[a]
Class R4
9/30/16	$9.55	$0.13	$0.77	$0.90	$(0.15)	$(0.06)	$(0.21)	$10.24	9.50%		$4,650	1.61%		0.45%		1.34%
9/30/15[i]	10.38	0.00 [d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.55	(6.50%	)[b]	894	3.03%	[a]	0.45%	[a]	0.05%	[a]
12/31/14[h]	10.61	0.29	(0.04)	0.25	(0.24)	(0.24)	(0.48)	10.38	2.28%	[b]	720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
9/30/16	$9.53	$0.08	$0.78	$0.86	$(0.13)	$(0.06)	$(0.19)	$10.20	9.14%		$12,090	1.86%		0.70%		0.82%
9/30/15[i]	10.37	(0.01)	(0.67)	(0.68)	-	(0.16)	(0.16)	9.53	(6.60%	)[b]	3,842	3.28%	[a]	0.70%	[a]	(0.16%	)[a]
12/31/14[h]	10.61	0.25	(0.02)	0.23	(0.23)	(0.24)	(0.47)	10.37	2.10%	[b]	1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended September 30, 2014	Period ended December 31, 2013[b]

Portfolio turnover rate	74%	32%	26%	4%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

81

MassMutual RetireSMART 2060 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16[g]	$10.00	$0.18	$0.14	$0.32	$(0.15)	$(0.15)	$10.17	3.28%	[b]	$9,709	2.66%	[a]	0.00%	[a]	2.18%	[a]
Class R5
9/30/16[g]	$10.00	$0.17	$0.14	$0.31	$(0.15)	$(0.15)	$10.16	3.17%	[b]	$103	2.76%	[a]	0.10%	[a]	2.08%	[a]
Service Class
9/30/16[g]	$10.00	$0.16	$0.15	$0.31	$(0.15)	$(0.15)	$10.16	3.16%	[b]	$114	2.86%	[a]	0.20%	[a]	1.97%	[a]
Administrative Class
9/30/16[g]	$10.00	$0.15	$0.15	$0.30	$(0.15)	$(0.15)	$10.15	3.04%	[b]	$115	2.96%	[a]	0.30%	[a]	1.87%	[a]
Class A
9/30/16[g]	$10.00	$0.13	$0.14	$0.27	$(0.14)	$(0.14)	$10.13	2.81%	[b]	$114	3.21%	[a]	0.55%	[a]	1.58%	[a]
Class R4
9/30/16[g]	$10.00	$0.14	$0.14	$0.28	$(0.14)	$(0.14)	$10.14	2.93%	[b]	$103	3.11%	[a]	0.45%	[a]	1.73%	[a]
Class R3
9/30/16[g]	$10.00	$0.12	$0.14	$0.26	$(0.14)	$(0.14)	$10.12	2.70%	[b]	$120	3.36%	[a]	0.70%	[a]	1.48%	[a]

Period ended September 30, 2016[b]
Portfolio turnover rate	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 23, 2015 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

82

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 16 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“MM RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“MM RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“MM RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“MM RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (“MM RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (“MM RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (“MM RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (“MM RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (“MM RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (“MM RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (“MM RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (“MM RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (“MM RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (“MM RetireSMART 2050 Fund”)

MassMutual RetireSMARTSM 2055 Fund (“MM RetireSMART 2055 Fund”)

MassMutual RetireSMARTSM 2060 Fund (“MM RetireSMART 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On May 13, 2015, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Funds from December 31 to September 30. Accordingly, the Funds’ financial statements and related notes include information as of the nine month period ended September 30, 2015, and the year ended December 31, 2014.

Effective March 14, 2014, Class L shares of the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM Retire SMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund merged into Class Y shares (now known as Administrative Class shares).

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares for the MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. Effective April 1, 2014, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund. Effective April 1, 2014, Class N shares were renamed Class R3 shares for the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2040 Fund, and MM RetireSMART 2050 Fund.

The Funds invest all of their investable assets in shares of MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Investment Advisers, LLC (MML Advisers)), Barings Funds (which are advised by Barings LLC (formerly known as Babson Capital Management LLC), a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority owned,

83

Notes to Financial Statements (Continued)

indirect subsidiary of MassMutual), and non-affiliated funds (together, the “Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http:// www.sec.gov or by calling MML Advisers at 1-888-309-3539. The assets of each Fund are diversified and a shareholder’s interest is limited to the Underlying Funds in which the shares are invested.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The MM RetireSMART Moderate Fund and MM RetireSMART Moderate Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2016. All other Funds characterized all investments at Level 1, as of September 30, 2016. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments

The due to custodian amounts shown in the Statements of Assets and Liabilities approximate fair value, which would be categorized at Level 2, as of September 30, 2016.

The Funds had no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended September 30, 2016. The Funds recognize transfers between the Levels as of the beginning of the year.

84

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign	Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

85

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2010 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2015 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

86

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund*	0.47%	0.57%	0.67%	0.77%	1.02%	0.92%	1.17%
MM RetireSMART Moderate Fund*	0.54%	0.64%	0.74%	0.84%	1.09%	0.99%	1.24%
MM RetireSMART Moderate Growth Fund*	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART Growth Fund*	0.64%	0.74%	0.84%	0.94%	1.19%	1.09%	1.34%
MM RetireSMART In Retirement Fund*	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
MM RetireSMART 2010 Fund*	0.53%	0.63%	0.73%	0.83%	1.08%	0.98%	1.23%
MM RetireSMART 2015 Fund*	0.56%	0.66%	0.76%	0.86%	1.11%	1.01%	1.26%
MM RetireSMART 2020 Fund*	0.56%	0.66%	0.76%	0.86%	1.11%	1.01%	1.26%
MM RetireSMART 2025 Fund*	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
MM RetireSMART 2030 Fund*	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART 2035 Fund*	0.61%	0.71%	0.81%	0.91%	1.16%	1.06%	1.31%
MM RetireSMART 2040 Fund*	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
MM RetireSMART 2045 Fund*	0.58%	0.68%	0.78%	0.88%	1.13%	1.03%	1.28%
MM RetireSMART 2050 Fund*	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART 2055 Fund*	0.57%	0.67%	0.77%	0.87%	1.12%	1.02%	1.27%
MM RetireSMART 2060 Fund*	0.57%	0.67%	0.77%	0.87%	1.12%	1.02%	1.27%

*	Expense caps in effect through January 31, 2018.

Prior to September 27, 2016, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART Moderate Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Moderate Growth Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Growth Fund	0.07%	0.17%	0.27%	0.37%	0.62%	0.52%	0.77%
MM RetireSMART In Retirement Fund	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART 2010 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2015 Fund	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART 2020 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2025 Fund	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART 2030 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2035 Fund	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART 2040 Fund	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2045 Fund	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART 2050 Fund	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART 2055 Fund	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%
MM RetireSMART 2060 Fund	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

87

Notes to Financial Statements (Continued)

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2016 :

Total % of Ownership by Related Party
MM RetireSMART Conservative Fund	92.9%
MM RetireSMART Moderate Fund	85.2%
MM RetireSMART Moderate Growth Fund	91.5%
MM RetireSMART Growth Fund	81.5%
MM RetireSMART In Retirement Fund	56.8%
MM RetireSMART 2010 Fund	59.4%
MM RetireSMART 2015 Fund	68.1%
MM RetireSMART 2020 Fund	70.6%
MM RetireSMART 2025 Fund	63.6%
MM RetireSMART 2030 Fund	72.3%
MM RetireSMART 2035 Fund	62.0%
MM RetireSMART 2040 Fund	73.5%
MM RetireSMART 2045 Fund	66.3%
MM RetireSMART 2050 Fund	67.8%
MM RetireSMART 2055 Fund	68.3%
MM RetireSMART 2060 Fund	99.8%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the year ended September 30, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART Conservative Fund	$-	$134,650,560	$-	$143,420,702
MM RetireSMART Moderate Fund	-	204,207,655	-	250,593,143
MM RetireSMART Moderate Growth Fund	-	166,245,196	-	206,967,186
MM RetireSMART Growth Fund	-	67,247,236	-	75,355,850
MM RetireSMART In Retirement Fund	-	69,918,518	-	65,699,967
MM RetireSMART 2010 Fund	-	63,325,201	-	72,877,278
MM RetireSMART 2015 Fund	-	100,109,520	-	76,222,360

88

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART 2020 Fund	$-	$400,793,466	$-	$369,942,243
MM RetireSMART 2025 Fund	-	229,093,903	-	145,605,491
MM RetireSMART 2030 Fund	-	415,593,400	-	366,071,209
MM RetireSMART 2035 Fund	-	173,297,659	-	106,447,627
MM RetireSMART 2040 Fund	-	254,260,509	-	218,857,764
MM RetireSMART 2045 Fund	-	96,929,493	-	58,182,329
MM RetireSMART 2050 Fund	-	126,962,019	-	89,018,301
MM RetireSMART 2055 Fund	-	29,645,479	-	14,426,333
MM RetireSMART 2060 Fund	-	15,946,003	-	5,260,841

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class I*
Sold	19,142	$183,331	226	$2,211	21,403	$220,703
Issued as reinvestment of dividends	175	1,600	107	1,015	1,345	13,210
Redeemed	(7,868)	(72,670)	(3,153)	(30,935)	(1,792)	(18,440)

Net increase (decrease)	11,449	$112,261	(2,820)	$(27,709)	20,956	$215,473

MM RetireSMART Conservative Fund Class R5
Sold	1,151,436	$10,834,606	111,739	$1,098,728	176,459	$1,799,054
Issued as reinvestment of dividends	30,009	273,980	6,179	58,573	27,116	267,231
Redeemed	(645,797)	(6,002,255)	(78,388)	(770,998)	(106,831)	(1,094,662)

Net increase (decrease)	535,648	$5,106,331	39,530	$386,303	96,744	$971,623

MM RetireSMART Conservative Fund Service Class
Sold	340,292	$3,177,301	447,486	$4,366,605	1,283,149	$13,174,679
Issued as reinvestment of dividends	43,428	396,932	28,276	267,771	146,666	1,442,446
Redeemed	(1,599,525)	(14,865,912)	(651,841)	(6,383,522)	(487,083)	(5,021,944)

Net increase (decrease)	(1,215,805)	$(11,291,679)	(176,079)	$(1,749,146)	942,732	$9,595,181

MM RetireSMART Conservative Fund Administrative Class
Sold	712,649	$6,636,278	1,493,160	$14,645,478	1,050,901	$10,778,318
Issued as reinvestment of dividends	184,838	1,689,416	97,193	920,419	434,603	4,284,541
Redeemed	(2,052,331)	(19,110,856)	(1,362,201)	(13,246,648)	(1,238,202)	(12,630,622)

Net increase (decrease)	(1,154,844)	$(10,785,162)	228,152	$2,319,249	247,302	$2,432,237

MM RetireSMART Conservative Fund Class A
Sold	1,219,450	$11,368,019	1,252,870	$12,248,059	1,764,653	$18,080,578
Issued as reinvestment of dividends	293,508	2,685,597	175,787	1,662,941	859,177	8,484,531
Redeemed	(9,563,371)	(89,849,208)	(2,165,043)	(21,149,800)	(2,886,450)	(29,440,520)

Net increase (decrease)	(8,050,413)	$(75,795,592)	(736,386)	$(7,238,800)	(262,620)	$(2,875,411)

89

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class R4*
Sold	8,431,829	$78,916,381	154,332	$1,475,615	9,833	$100,104
Issued as reinvestment of dividends	9,776	88,966	927	8,770	701	6,902
Redeemed	(165,768)	(1,558,800)	(5,918)	(56,434)	- ++	(4)

Net increase (decrease)	8,275,837	$77,446,547	149,341	$1,427,951	10,534	$107,002

MM RetireSMART Conservative Fund Class R3*
Sold	450,538	$4,151,991	150,187	$1,460,877	9,823	$100,002
Issued as reinvestment of dividends	5,928	53,885	1,530	14,427	681	6,705
Redeemed	(59,502)	(549,767)	(22,717)	(218,850)	- ++	(2)

Net increase (decrease)	396,964	$3,656,109	129,000	$1,256,454	10,504	$106,705

MM RetireSMART Moderate Fund Class I*
Sold	12,139	$113,356	945	$9,076	72,031	$786,271
Issued as reinvestment of dividends	1,987	17,783	1,734	16,165	7,096	70,128
Redeemed	(63,639)	(567,753)	(6,352)	(63,643)	(5,152)	(55,060)

Net increase (decrease)	(49,513)	$(436,614)	(3,673)	$(38,402)	73,975	$801,339

MM RetireSMART Moderate Fund Class R5
Sold	3,327,679	$30,645,608	178,421	$1,770,581	918,085	$9,870,276
Issued as reinvestment of dividends	126,180	1,129,309	68,049	633,533	271,406	2,720,164
Redeemed	(1,662,166)	(14,972,709)	(384,094)	(3,776,549)	(373,629)	(4,029,335)

Net increase (decrease)	1,791,693	$16,802,208	(137,624)	$(1,372,435)	815,862	$8,561,105

MM RetireSMART Moderate Fund Service Class
Sold	340,469	$3,115,202	601,278	$5,782,450	2,480,903	$26,849,361
Issued as reinvestment of dividends	67,510	606,919	113,406	1,056,939	579,596	5,840,479
Redeemed	(3,810,059)	(35,029,877)	(1,752,913)	(17,403,351)	(1,014,251)	(10,905,599)

Net increase (decrease)	(3,402,080)	$(31,307,756)	(1,038,229)	$(10,563,962)	2,046,248	$21,784,241

MM RetireSMART Moderate Fund Administrative Class
Sold	1,270,606	$11,529,724	2,049,736	$20,407,393	1,785,050	$19,297,390
Issued as reinvestment of dividends	459,847	4,129,429	424,445	3,960,072	1,606,447	16,191,906
Redeemed	(4,802,478)	(43,614,446)	(2,487,460)	(24,321,698)	(3,456,747)	(37,066,628)

Net increase (decrease)	(3,072,025)	$(27,955,293)	(13,279)	$45,767	(65,250)	$(1,577,332)

MM RetireSMART Moderate Fund Class A
Sold	1,361,050	$12,432,921	1,414,820	$13,979,756	2,335,154	$25,076,427
Issued as reinvestment of dividends	533,516	4,801,648	545,238	5,087,070	2,248,364	22,701,240
Redeemed	(5,418,600)	(49,556,800)	(4,213,645)	(41,542,668)	(4,560,724)	(48,988,878)

Net increase (decrease)	(3,524,034)	$(32,322,231)	(2,253,587)	$(22,475,842)	22,794	$(1,211,211)

MM RetireSMART Moderate Fund Class R4*
Sold	2,130,335	$19,491,827	185,256	$1,825,943	9,278	$100,101
Issued as reinvestment of dividends	7,670	68,728	4,110	38,302	1,149	11,590
Redeemed	(71,483)	(651,059)	(14,433)	(145,561)	-	-

Net increase (decrease)	2,066,522	$18,909,496	174,933	$1,718,684	10,427	$111,691

90

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Moderate Fund Class R3*
Sold	523,985	$4,848,532	583,508	$5,598,730	9,288	$100,200
Issued as reinvestment of dividends	22,235	199,003	8,375	77,976	1,130	11,389
Redeemed	(183,558)	(1,700,473)	(38,935)	(376,620)	-	-

Net increase (decrease)	362,662	$3,347,062	552,948	$5,300,086	10,418	$111,589

MM RetireSMART Moderate Growth Fund Class I*
Sold	1,472	$14,065	404	$4,088	28,935	$333,845
Issued as reinvestment of dividends	918	8,247	892	8,349	4,007	40,888
Redeemed	(23,793)	(209,907)	(42)	(432)	(1,244)	(14,198)

Net increase (decrease)	(21,403)	$(187,595)	1,254	$12,005	31,698	$360,535

MM RetireSMART Moderate Growth Fund Class R5
Sold	2,493,404	$23,097,260	128,053	$1,292,385	622,895	$7,068,893
Issued as reinvestment of dividends	75,455	677,586	38,895	364,060	140,965	1,461,070
Redeemed	(1,179,323)	(10,545,623)	(199,929)	(2,025,116)	(181,477)	(2,072,839)

Net increase (decrease)	1,389,536	$13,229,223	(32,981)	$(368,671)	582,383	$6,457,124

MM RetireSMART Moderate Growth Fund Service Class
Sold	320,432	$2,948,722	480,227	$4,651,136	1,260,511	$14,743,606
Issued as reinvestment of dividends	69,740	626,965	104,072	973,066	417,801	4,342,507
Redeemed	(2,467,128)	(22,848,301)	(643,720)	(6,531,424)	(403,107)	(4,561,767)

Net increase (decrease)	(2,076,956)	$(19,272,614)	(59,421)	$(907,222)	1,275,205	$14,524,346

MM RetireSMART Moderate Growth Fund Administrative Class
Sold	941,868	$8,538,289	1,963,821	$19,924,085	2,231,233	$25,482,726
Issued as reinvestment of dividends	521,471	4,693,235	566,584	5,303,227	1,949,335	20,269,293
Redeemed	(5,087,425)	(45,968,601)	(2,013,105)	(20,061,670)	(2,262,041)	(25,753,722)

Net increase (decrease)	(3,624,086)	$(32,737,077)	517,300	$5,165,642	1,918,527	$19,998,297

MM RetireSMART Moderate Growth Fund Class A
Sold	1,414,836	$12,794,075	912,847	$9,273,963	1,166,541	$13,324,823
Issued as reinvestment of dividends	455,767	4,111,011	556,880	5,217,965	2,274,337	23,753,669
Redeemed	(4,676,940)	(42,934,985)	(3,401,915)	(34,304,597)	(4,003,034)	(45,110,526)

Net increase (decrease)	(2,806,337)	$(26,029,899)	(1,932,188)	$(19,812,669)	(562,156)	$(8,032,034)

MM RetireSMART Moderate Growth Fund Class R4*
Sold	1,684,446	$15,397,942	153,169	$1,553,391	8,728	$100,105
Issued as reinvestment of dividends	8,807	78,998	5,273	49,297	1,447	15,051
Redeemed	(155,035)	(1,424,826)	(5,538)	(57,141)	(1)	(4)

Net increase (decrease)	1,538,218	$14,052,114	152,904	$1,545,547	10,174	$115,152

MM RetireSMART Moderate Growth Fund Class R3*
Sold	449,580	$4,086,492	400,762	$4,033,027	8,728	$100,100
Issued as reinvestment of dividends	19,022	170,442	13,351	124,694	1,427	14,848
Redeemed	(89,270)	(817,093)	(9,901)	(93,017)	-	-

Net increase (decrease)	379,332	$3,439,841	404,212	$4,064,704	10,155	$114,948

91

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART Growth Fund Class I*
Sold	7,343	$73,175	18,261	$184,577	26,443	$326,092
Issued as reinvestment of dividends	1,671	15,895	692	6,884	3,463	38,125
Redeemed	(37,566)	(349,425)	(6,225)	(68,291)	(1,306)	(15,836)

Net increase (decrease)	(28,552)	$(260,355)	12,728	$123,170	28,600	$348,381

MM RetireSMART Growth Fund Class R5
Sold	612,985	$5,849,440	80,578	$885,472	199,372	$2,422,317
Issued as reinvestment of dividends	27,152	258,484	17,355	172,854	73,576	826,049
Redeemed	(544,583)	(5,148,044)	(240,785)	(2,641,182)	(104,128)	(1,261,888)

Net increase (decrease)	95,554	$959,880	(142,852)	$(1,582,856)	168,820	$1,986,478

MM RetireSMART Growth Fund Service Class
Sold	91,504	$886,966	90,908	$983,533	303,598	$3,757,132
Issued as reinvestment of dividends	11,524	109,819	23,868	237,486	75,870	850,044
Redeemed	(395,108)	(3,795,288)	(207,175)	(2,230,869)	(123,273)	(1,505,091)

Net increase (decrease)	(292,080)	$(2,798,503)	(92,399)	$(1,009,850)	256,195	$3,102,085

MM RetireSMART Growth Fund Administrative Class
Sold	544,049	$5,242,066	936,432	$10,241,008	1,039,641	$12,704,374
Issued as reinvestment of dividends	173,044	1,649,113	201,236	2,002,303	521,391	5,848,818
Redeemed	(1,744,163)	(16,730,437)	(766,257)	(8,157,581)	(759,278)	(9,204,038)

Net increase (decrease)	(1,027,070)	$(9,839,258)	371,411	$4,085,730	801,754	$9,349,154

MM RetireSMART Growth Fund Class A
Sold	798,990	$7,624,108	695,322	$7,568,409	1,169,791	$14,051,356
Issued as reinvestment of dividends	221,225	2,106,064	249,748	2,477,496	775,099	8,687,712
Redeemed	(1,585,272)	(15,349,426)	(1,303,807)	(14,271,384)	(1,412,795)	(16,914,860)

Net increase (decrease)	(565,057)	$(5,619,254)	(358,737)	$(4,225,479)	532,095	$5,824,208

MM RetireSMART Growth Fund Class R4*
Sold	577,901	$5,595,290	211,384	$2,335,558	8,178	$100,106
Issued as reinvestment of dividends	13,871	131,355	10,244	101,521	1,313	14,695
Redeemed	(138,115)	(1,278,832)	(6,214)	(61,095)	- ++	(4)

Net increase (decrease)	453,657	$4,447,813	215,414	$2,375,984	9,491	$114,797

MM RetireSMART Growth Fund Class R3*
Sold	367,179	$3,403,532	149,330	$1,592,248	8,188	$100,202
Issued as reinvestment of dividends	8,471	80,137	6,149	60,879	1,295	14,493
Redeemed	(77,110)	(702,003)	(4,911)	(52,486)	- ++	(2)

Net increase (decrease)	298,540	$2,781,666	150,568	$1,600,641	9,483	$114,693

MM RetireSMART In Retirement Fund Class I*
Sold	189,460	$2,064,259	234,860	$2,631,701	471,270	$5,331,349
Issued as reinvestment of dividends	-	-	1,718	18,091	10,583	117,788
Redeemed	(25,234)	(274,345)	(597,548)	(6,642,489)	(63,423)	(697,975)

Net increase (decrease)	164,226	$1,789,914	(360,970)	$(3,992,697)	418,430	$4,751,162

92

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART In Retirement Fund Class R5*
Sold	291,120	$3,043,415	39,350	$438,721	96,542	$1,062,851
Issued as reinvestment of dividends	-	-	1,902	20,063	231	2,570
Redeemed	(50,046)	(540,388)	(55,254)	(618,995)	(10,122)	(111,883)

Net increase (decrease)	241,074	$2,503,027	(14,002)	$(160,211)	86,651	$953,538

MM RetireSMART In Retirement Fund Service Class
Sold	352,888	$3,783,675	489,252	$5,404,862	1,198,977	$13,371,616
Issued as reinvestment of dividends	-	-	47,460	501,647	44,617	497,033
Redeemed	(873,747)	(9,217,537)	(630,768)	(7,046,535)	(1,672,038)	(18,829,429)

Net increase (decrease)	(520,859)	$(5,433,862)	(94,056)	$(1,140,026)	(428,444)	$(4,960,780)

MM RetireSMART In Retirement Fund Administrative Class**
Sold	290,382	$3,095,875	236,758	$2,633,996	820,253	$9,145,815
Issued — merger	-	-	-	-	1,674,318	18,400,755
Issued as reinvestment of dividends	-	-	72,388	765,142	75,879	845,297
Redeemed	(635,244)	(6,798,172)	(455,868)	(5,065,804)	(1,100,437)	(12,278,755)

Net increase (decrease)	(344,862)	$(3,702,297)	(146,722)	$(1,666,666)	1,470,013	$16,113,112

MM RetireSMART In Retirement Fund Class L**
Sold					71,884	$781,884
Redeemed					(215,489)	(2,363,164)
Redemptions-merger					(1,675,201)	(18,400,755)

Net increase (decrease)					(1,818,806)	$(19,982,035)

MM RetireSMART In Retirement Fund Class A
Sold	332,683	$3,506,949	335,693	$3,698,050	330,578	$3,636,848
Issued as reinvestment of dividends	-	-	43,561	458,259	37,747	418,614
Redeemed	(388,552)	(4,135,752)	(321,271)	(3,543,695)	(392,887)	(4,313,073)

Net increase (decrease)	(55,869)	$(628,803)	57,983	$612,614	(24,562)	$(257,611)

MM RetireSMART In Retirement Fund Class R4*
Sold	678,398	$7,109,750	379,054	$4,174,334	203,464	$2,262,293
Issued as reinvestment of dividends	-	-	10,220	106,699	3,402	37,529
Redeemed	(530,415)	(5,555,892)	(130,465)	(1,437,033)	(46,066)	(503,993)

Net increase (decrease)	147,983	$1,553,858	258,809	$2,844,000	160,800	$1,795,829

MM RetireSMART In Retirement Fund Class R3
Sold	884,356	$9,247,283	399,190	$4,255,798	750,328	$8,271,678
Issued as reinvestment of dividends	-	-	16,123	167,521	6,563	72,198
Redeemed	(440,447)	(4,577,748)	(74,314)	(800,890)	(297,685)	(3,267,657)

Net increase (decrease)	443,909	$4,669,535	340,999	$3,622,429	459,206	$5,076,219

MM RetireSMART 2010 Fund Class I*
Sold	5,406	$60,850	120,065	$1,438,019	984,318	$11,912,199
Issued as reinvestment of dividends	-	-	2,041	22,681	27,013	320,644
Redeemed	(12,937)	(145,993)	(1,032,712)	(12,270,453)	(45,249)	(532,185)

Net increase (decrease)	(7,531)	$(85,143)	(910,606)	$(10,809,753)	966,082	$11,700,658

93

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2010 Fund Class R5*
Sold	137,677	$1,522,793	65,405	$780,414	196,048	$2,315,218
Issued as reinvestment of dividends	-	-	4,753	53,238	256	3,036
Redeemed	(148,463)	(1,686,299)	(35,961)	(423,022)	(63,933)	(752,496)

Net increase (decrease)	(10,786)	$(163,506)	34,197	$410,630	132,371	$1,565,758

MM RetireSMART 2010 Fund Service Class
Sold	544,983	$6,178,297	913,123	$10,788,781	1,133,566	$13,504,306
Issued as reinvestment of dividends	-	-	71,493	802,865	76,851	913,758
Redeemed	(1,041,131)	(11,756,276)	(1,081,985)	(12,914,208)	(3,930,146)	(47,382,818)

Net increase (decrease)	(496,148)	$(5,577,979)	(97,369)	$(1,322,562)	(2,719,729)	$(32,964,754)

MM RetireSMART 2010 Fund Administrative Class**
Sold	352,308	$4,009,409	131,120	$1,552,609	1,267,479	$15,070,147
Issued — merger	-	-	-	-	693,198	8,124,286
Issued as reinvestment of dividends	-	-	47,140	528,443	51,856	616,051
Redeemed	(879,732)	(10,008,889)	(548,383)	(6,525,549)	(902,623)	(10,821,421)

Net increase (decrease)	(527,424)	$(5,999,480)	(370,123)	$(4,444,497)	1,109,910	$12,989,063

MM RetireSMART 2010 Fund Class L**
Sold					42,085	$484,737
Redeemed					(242,600)	(2,848,017)
Redemptions-merger					(695,084)	(8,124,286)

Net increase (decrease)					(895,599)	$(10,487,566)

MM RetireSMART 2010 Fund Class A
Sold	307,822	$3,448,969	938,774	$10,968,928	656,545	$7,640,087
Issued as reinvestment of dividends	-	-	58,244	648,843	49,768	587,758
Redeemed	(717,198)	(8,039,520)	(657,302)	(7,675,882)	(787,384)	(9,219,491)

Net increase (decrease)	(409,376)	$(4,590,551)	339,716	$3,941,889	(81,071)	$(991,646)

MM RetireSMART 2010 Fund Class R4*
Sold	659,161	$7,331,615	98,121	$1,118,929	176,158	$2,103,886
Issued as reinvestment of dividends	-	-	5,860	64,810	5,061	59,476
Redeemed	(442,384)	(4,954,937)	(21,234)	(245,807)	(15,240)	(178,870)

Net increase (decrease)	216,777	$2,376,678	82,747	$937,932	165,979	$1,984,492

MM RetireSMART 2010 Fund Class R3
Sold	395,089	$4,325,036	560,075	$6,531,866	823,840	$9,674,436
Issued as reinvestment of dividends	-	-	23,423	256,710	17,913	208,865
Redeemed	(351,670)	(3,865,385)	(446,822)	(5,180,180)	(235,529)	(2,731,399)

Net increase (decrease)	43,419	$459,651	136,676	$1,608,396	606,224	$7,151,902

MM RetireSMART 2015 Fund Class I*
Sold	203,448	$2,232,765	470,066	$5,546,598	555,197	$6,688,553
Issued as reinvestment of dividends	9,755	104,948	5,773	64,252	25,237	294,176
Redeemed	(64,854)	(717,413)	(653,323)	(7,636,499)	(48,690)	(580,562)

Net increase (decrease)	148,349	$1,620,300	(177,484)	$(2,025,649)	531,744	$6,402,167

MM RetireSMART 2015 Fund Class R5*
Sold	9,272	$100,049	85,513	$1,001,768	125,450	$1,499,716
Issued as reinvestment of dividends	3,600	38,738	2,205	24,521	4,383	50,716
Redeemed	(100,221)	(1,100,976)	(45,337)	(527,404)	(27,284)	(315,173)

Net increase (decrease)	(87,349)	$(962,189)	42,381	$498,885	102,549	$1,235,259

94

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2015 Fund Service Class
Sold	474,722	$5,284,210	427,645	$4,991,932	505,670	$6,059,319
Issued as reinvestment of dividends	28,879	311,318	14,341	159,611	35,478	415,203
Redeemed	(427,385)	(4,670,179)	(281,300)	(3,294,147)	(724,564)	(8,717,313)

Net increase (decrease)	76,216	$925,349	160,686	$1,857,396	(183,416)	$(2,242,791)

MM RetireSMART 2015 Fund Administrative Class**
Sold	973,237	$10,722,858	251,844	$2,812,508	828,050	$9,992,648
Issued — merger	-	-	-	-	325,521	3,805,341
Issued as reinvestment of dividends	32,424	348,230	12,697	140,813	45,764	533,655
Redeemed	(665,269)	(7,289,586)	(270,478)	(3,158,153)	(256,988)	(3,085,554)

Net increase (decrease)	340,392	$3,781,502	(5,937)	$(204,832)	942,347	$11,246,090

MM RetireSMART 2015 Fund Class L**
Sold					30,758	$357,694
Redeemed					(7,396)	(86,699)
Redemptions-merger					(326,267)	(3,805,341)

Net increase (decrease)					(302,905)	$(3,534,346)

MM RetireSMART 2015 Fund Class A
Sold	367,608	$4,013,780	1,566,546	$17,950,840	496,455	$5,813,922
Issued as reinvestment of dividends	35,011	373,915	31,143	342,266	39,850	461,666
Redeemed	(605,119)	(6,543,921)	(744,206)	(8,502,203)	(158,941)	(1,883,988)

Net increase (decrease)	(202,500)	$(2,156,226)	853,483	$9,790,903	377,364	$4,391,600

MM RetireSMART 2015 Fund Class R4*
Sold	1,667,769	$18,346,267	706,524	$8,040,315	1,031,610	$12,333,565
Issued as reinvestment of dividends	57,748	614,445	20,644	226,876	45,236	523,439
Redeemed	(965,633)	(10,444,382)	(393,988)	(4,509,426)	(93,062)	(1,111,406)

Net increase (decrease)	759,884	$8,516,330	333,180	$3,757,765	983,784	$11,745,598

MM RetireSMART 2015 Fund Class R3*
Sold	1,742,911	$18,821,539	1,326,833	$15,292,419	1,156,365	$13,734,336
Issued as reinvestment of dividends	62,980	669,484	30,971	339,749	43,053	497,926
Redeemed	(827,922)	(8,962,288)	(413,826)	(4,768,737)	(174,323)	(2,075,552)

Net increase (decrease)	977,969	$10,528,735	943,978	$10,863,431	1,025,095	$12,156,710

MM RetireSMART 2020 Fund Class I*
Sold	277,620	$3,185,599	1,229,719	$15,554,850	3,981,550	$50,168,191
Issued as reinvestment of dividends	28,439	321,072	20,327	238,640	73,742	923,254
Redeemed	(116,675)	(1,347,305)	(4,265,744)	(53,350,236)	(291,406)	(3,631,326)

Net increase (decrease)	189,384	$2,159,366	(3,015,698)	$(37,556,746)	3,763,886	$47,460,119

MM RetireSMART 2020 Fund Class R5*
Sold	1,339,576	$15,021,700	376,669	$4,726,542	395,370	$4,903,153
Issued as reinvestment of dividends	25,316	285,577	18,769	220,162	202	2,533
Redeemed	(481,723)	(5,514,782)	(76,495)	(953,472)	(18,678)	(230,546)

Net increase (decrease)	883,169	$9,792,495	318,943	$3,993,232	376,894	$4,675,140

MM RetireSMART 2020 Fund Service Class
Sold	3,415,738	$39,301,851	2,760,420	$34,476,712	5,847,266	$73,016,945
Issued as reinvestment of dividends	517,599	5,859,222	371,207	4,361,683	336,572	4,217,250
Redeemed	(5,585,289)	(63,646,945)	(3,789,775)	(47,691,543)	(9,906,530)	(125,224,672)

Net increase (decrease)	(1,651,952)	$(18,485,872)	(658,148)	$(8,853,148)	(3,722,692)	$(47,990,477)

95

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2020 Fund Administrative Class**
Sold	2,407,268	$27,799,427	1,403,001	$17,447,917	4,192,203	$52,043,174
Issued — merger	-	-	-	-	7,060,577	85,997,834
Issued as reinvestment of dividends	395,102	4,464,652	288,457	3,383,595	255,608	3,197,654
Redeemed	(4,025,959)	(46,385,169)	(1,794,471)	(22,244,442)	(3,446,104)	(43,187,428)

Net increase (decrease)	(1,223,589)	$(14,121,090)	(103,013)	$(1,412,930)	8,062,284	$98,051,234

MM RetireSMART 2020 Fund Class L**
Sold					294,436	$3,578,099
Redeemed					(576,688)	(7,064,234)
Redemptions-merger					(7,062,534)	(85,997,834)

Net increase (decrease)					(7,344,786)	$(89,483,969)

MM RetireSMART 2020 Fund Class A
Sold	1,244,336	$14,095,582	2,572,369	$31,543,056	1,848,898	$22,546,263
Issued as reinvestment of dividends	260,606	2,929,211	193,744	2,257,123	157,924	1,961,413
Redeemed	(2,480,965)	(28,230,279)	(1,553,190)	(19,011,643)	(2,487,819)	(30,435,588)

Net increase (decrease)	(976,023)	$(11,205,486)	1,212,923	$14,788,536	(480,997)	$(5,927,912)

MM RetireSMART 2020 Fund Class R4*
Sold	3,918,073	$44,894,162	1,430,477	$17,629,953	1,514,712	$18,810,236
Issued as reinvestment of dividends	149,436	1,660,239	65,503	756,557	28,571	353,136
Redeemed	(1,617,283)	(18,193,961)	(442,968)	(5,431,129)	(95,111)	(1,158,738)

Net increase (decrease)	2,450,226	$28,360,440	1,053,012	$12,955,381	1,448,172	$18,004,634

MM RetireSMART 2020 Fund Class R3
Sold	3,900,817	$43,663,620	2,462,985	$29,801,714	4,215,823	$51,477,606
Issued as reinvestment of dividends	214,598	2,354,133	136,481	1,553,156	84,044	1,024,492
Redeemed	(1,983,319)	(22,251,530)	(1,225,151)	(14,771,910)	(435,489)	(5,243,860)

Net increase (decrease)	2,132,096	$23,766,223	1,374,315	$16,582,960	3,864,378	$47,258,238

MM RetireSMART 2025 Fund Class I*
Sold	668,059	$7,789,421	1,126,325	$14,095,303	1,174,937	$15,025,196
Issued as reinvestment of dividends	17,845	202,187	11,459	133,615	57,185	707,614
Redeemed	(79,917)	(919,889)	(1,673,449)	(20,834,206)	(61,903)	(782,188)

Net increase (decrease)	605,987	$7,071,719	(535,665)	$(6,605,288)	1,170,219	$14,950,622

MM RetireSMART 2025 Fund Class R5*
Sold	19,486	$220,628	87,892	$1,097,727	370,632	$4,749,576
Issued as reinvestment of dividends	9,667	109,429	6,680	77,760	15,383	188,650
Redeemed	(342,876)	(3,929,528)	(86,083)	(1,059,795)	(27,805)	(345,438)

Net increase (decrease)	(313,723)	$(3,599,471)	8,489	$115,692	358,210	$4,592,788

MM RetireSMART 2025 Fund Service Class
Sold	1,283,176	$14,573,289	1,226,119	$15,138,621	1,456,698	$18,575,778
Issued as reinvestment of dividends	50,138	568,564	32,824	382,732	37,998	470,031
Redeemed	(765,371)	(8,736,759)	(313,539)	(3,900,309)	(1,607,037)	(20,416,000)

Net increase (decrease)	567,943	$6,405,094	945,404	$11,621,044	(112,341)	$(1,370,191)

MM RetireSMART 2025 Fund Administrative Class**
Sold	1,712,574	$19,544,244	568,333	$6,894,887	1,660,843	$21,189,430
Issued — merger	-	-	-	-	694,885	8,581,825
Issued as reinvestment of dividends	70,258	795,318	46,320	538,705	101,695	1,258,814
Redeemed	(952,083)	(10,731,172)	(146,141)	(1,812,740)	(349,840)	(4,410,352)

Net increase (decrease)	830,749	$9,608,390	468,512	$5,620,852	2,107,583	$26,619,717

96

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2025 Fund Class L**
Sold					110,292	$1,334,271
Redeemed					(2,443)	(29,752)
Redemptions-merger					(696,463)	(8,581,825)

Net increase (decrease)					(588,614)	$(7,277,306)

MM RetireSMART 2025 Fund Class A
Sold	1,098,009	$12,271,294	2,264,366	$27,471,110	973,194	$12,078,753
Issued as reinvestment of dividends	62,401	701,383	57,932	667,376	62,670	768,954
Redeemed	(995,746)	(11,212,941)	(741,225)	(9,030,908)	(198,930)	(2,467,312)

Net increase (decrease)	164,664	$1,759,736	1,581,073	$19,107,578	836,934	$10,380,395

MM RetireSMART 2025 Fund Class R4*
Sold	3,904,061	$44,829,182	1,127,262	$13,680,157	1,357,552	$17,219,117
Issued as reinvestment of dividends	95,708	1,071,927	33,259	383,137	57,918	709,859
Redeemed	(1,721,909)	(19,445,127)	(621,777)	(7,648,965)	(49,595)	(634,962)

Net increase (decrease)	2,277,860	$26,455,982	538,744	$6,414,329	1,365,875	$17,294,014

MM RetireSMART 2025 Fund Class R3*
Sold	3,852,599	$43,555,931	2,596,975	$31,764,268	1,777,283	$22,513,617
Issued as reinvestment of dividends	110,055	1,231,519	68,179	783,374	70,626	865,260
Redeemed	(1,344,491)	(15,327,442)	(497,492)	(6,086,025)	(268,603)	(3,408,270)

Net increase (decrease)	2,618,163	$29,460,008	2,167,662	$26,461,617	1,579,306	$19,970,607

MM RetireSMART 2030 Fund Class I*
Sold	345,608	$3,946,594	1,055,855	$13,559,976	4,370,280	$57,233,373
Issued as reinvestment of dividends	26,072	292,273	17,379	204,551	180,564	2,306,343
Redeemed	(115,678)	(1,323,117)	(4,806,399)	(61,226,439)	(285,645)	(3,679,605)

Net increase (decrease)	256,002	$2,915,750	(3,733,165)	$(47,461,912)	4,265,199	$55,860,111

MM RetireSMART 2030 Fund Class R5*
Sold	1,771,791	$19,580,675	340,582	$4,386,355	365,976	$4,749,759
Issued as reinvestment of dividends	29,405	329,044	22,566	264,925	10,120	127,579
Redeemed	(517,163)	(5,910,432)	(51,361)	(653,534)	(30,113)	(386,089)

Net increase (decrease)	1,284,033	$13,999,287	311,787	$3,997,746	345,983	$4,491,249

MM RetireSMART 2030 Fund Service Class
Sold	3,235,331	$37,190,785	3,477,291	$44,190,338	6,795,051	$87,735,356
Issued as reinvestment of dividends	704,985	7,902,884	523,198	6,152,806	629,640	8,058,384
Redeemed	(5,725,121)	(64,412,755)	(3,799,080)	(49,028,278)	(9,051,023)	(118,726,123)

Net increase (decrease)	(1,784,805)	$(19,319,086)	201,409	$1,314,866	(1,626,332)	$(22,932,383)

MM RetireSMART 2030 Fund Administrative Class**
Sold	2,088,587	$23,560,455	1,604,758	$20,286,961	3,957,649	$51,156,732
Issued — merger	-	-	-	-	5,823,603	73,493,866
Issued as reinvestment of dividends	491,551	5,510,285	382,462	4,490,101	433,771	5,545,649
Redeemed	(3,579,403)	(40,649,867)	(1,604,507)	(20,370,033)	(3,184,462)	(41,537,418)

Net increase (decrease)	(999,265)	$(11,579,127)	382,713	$4,407,029	7,030,561	$88,658,829

MM RetireSMART 2030 Fund Class L**
Sold					250,553	$3,170,966
Redeemed					(261,550)	(3,319,128)
Redemptions-merger					(5,814,810)	(73,493,866)

Net increase (decrease)					(5,825,807)	$(73,642,028)

97

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2030 Fund Class A
Sold	1,286,678	$14,257,139	2,210,586	$27,670,869	1,554,151	$19,761,588
Issued as reinvestment of dividends	308,997	3,445,320	262,300	3,058,421	251,882	3,213,071
Redeemed	(1,938,374)	(21,972,939)	(994,994)	(12,333,127)	(2,148,979)	(27,310,200)

Net increase (decrease)	(342,699)	$(4,270,480)	1,477,892	$18,396,163	(342,946)	$(4,335,541)

MM RetireSMART 2030 Fund Class R4*
Sold	3,968,822	$45,261,873	911,977	$11,475,822	1,492,591	$19,368,323
Issued as reinvestment of dividends	171,978	1,907,241	70,466	819,514	59,562	756,014
Redeemed	(1,489,502)	(16,792,499)	(427,317)	(5,348,908)	(95,911)	(1,232,061)

Net increase (decrease)	2,651,298	$30,376,615	555,126	$6,946,428	1,456,242	$18,892,276

MM RetireSMART 2030 Fund Class R3
Sold	3,987,109	$44,521,456	2,547,575	$31,440,769	4,660,267	$59,457,723
Issued as reinvestment of dividends	318,015	3,485,448	207,833	2,385,918	188,602	2,367,697
Redeemed	(1,727,093)	(19,289,178)	(1,293,330)	(16,037,831)	(454,165)	(5,695,650)

Net increase (decrease)	2,578,031	$28,717,726	1,462,078	$17,788,856	4,394,704	$56,129,770

MM RetireSMART 2035 Fund Class I*
Sold	490,622	$5,718,910	800,918	$10,216,055	928,143	$12,209,460
Issued as reinvestment of dividends	10,681	123,043	8,022	94,983	51,489	652,997
Redeemed	(86,779)	(1,010,805)	(1,345,687)	(17,154,141)	(53,570)	(701,831)

Net increase (decrease)	414,524	$4,831,148	(536,747)	$(6,843,103)	926,062	$12,160,626

MM RetireSMART 2035 Fund Class R5*
Sold	50,555	$597,530	96,637	$1,238,968	236,048	$3,101,524
Issued as reinvestment of dividends	7,635	87,880	6,364	75,232	10,472	131,390
Redeemed	(202,093)	(2,341,278)	(27,941)	(349,188)	(20,146)	(262,598)

Net increase (decrease)	(143,903)	$(1,655,868)	75,060	$965,012	226,374	$2,970,316

MM RetireSMART 2035 Fund Service Class
Sold	701,425	$8,181,693	704,166	$8,919,096	800,799	$10,518,456
Issued as reinvestment of dividends	34,101	396,598	24,489	292,394	29,250	373,998
Redeemed	(426,208)	(5,037,461)	(119,328)	(1,519,680)	(1,009,639)	(13,363,340)

Net increase (decrease)	309,318	$3,540,830	609,327	$7,691,810	(179,590)	$(2,470,886)

MM RetireSMART 2035 Fund Administrative Class**
Sold	991,970	$11,400,296	391,500	$4,896,297	1,274,914	$16,813,493
Issued — merger	-	-	-	-	414,049	5,295,683
Issued as reinvestment of dividends	42,365	491,852	35,053	417,126	78,251	999,285
Redeemed	(555,313)	(6,439,187)	(160,215)	(2,042,704)	(399,508)	(5,291,768)

Net increase (decrease)	479,022	$5,452,961	266,338	$3,270,719	1,367,706	$17,816,693

MM RetireSMART 2035 Fund Class L**
Sold					39,625	$502,861
Redeemed					(2,225)	(28,502)
Redemptions-merger					(414,727)	(5,295,683)

Net increase (decrease)					(377,327)	$(4,821,324)

MM RetireSMART 2035 Fund Class A
Sold	702,615	$8,057,345	1,674,859	$20,949,208	550,187	$7,068,807
Issued as reinvestment of dividends	48,673	561,205	52,067	614,400	49,169	623,403
Redeemed	(428,429)	(5,002,786)	(448,504)	(5,534,812)	(128,181)	(1,662,199)

Net increase (decrease)	322,859	$3,615,764	1,278,422	$16,028,796	471,175	$6,030,011

98

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2035 Fund Class R4*
Sold	2,925,795	$34,584,863	715,011	$8,999,741	750,604	$9,835,639
Issued as reinvestment of dividends	68,740	789,821	26,344	310,856	33,730	427,138
Redeemed	(1,138,040)	(13,229,076)	(212,751)	(2,679,706)	(85,986)	(1,095,386)

Net increase (decrease)	1,856,495	$22,145,608	528,604	$6,630,891	698,348	$9,167,391

MM RetireSMART 2035 Fund Class R3*
Sold	2,603,262	$30,127,098	1,809,088	$22,875,013	1,395,865	$18,264,021
Issued as reinvestment of dividends	73,264	841,068	56,833	668,358	66,192	837,986
Redeemed	(632,367)	(7,354,855)	(451,151)	(5,711,908)	(169,135)	(2,195,184)

Net increase (decrease)	2,044,159	$23,613,311	1,414,770	$17,831,463	1,292,922	$16,906,823

MM RetireSMART 2040 Fund Class I*
Sold	183,662	$2,044,042	682,714	$8,713,187	3,569,356	$47,314,057
Issued as reinvestment of dividends	12,366	135,656	8,523	98,697	232,701	2,943,159
Redeemed	(73,444)	(834,840)	(4,124,699)	(52,170,302)	(136,252)	(1,764,523)

Net increase (decrease)	122,584	$1,344,858	(3,433,462)	$(43,358,418)	3,665,805	$48,492,693

MM RetireSMART 2040 Fund Class R5*
Sold	941,642	$10,187,778	126,912	$1,621,583	151,233	$1,995,766
Issued as reinvestment of dividends	13,242	145,263	9,114	105,454	7,747	96,996
Redeemed	(222,595)	(2,461,185)	(37,157)	(472,608)	(16,075)	(206,391)

Net increase (decrease)	732,289	$7,871,856	98,869	$1,254,429	142,905	$1,886,371

MM RetireSMART 2040 Fund Service Class
Sold	1,884,149	$21,046,504	2,138,340	$26,917,478	4,179,556	$54,462,658
Issued as reinvestment of dividends	473,079	5,199,140	355,407	4,115,618	576,055	7,303,260
Redeemed	(3,644,564)	(40,144,879)	(2,729,581)	(34,998,828)	(6,330,373)	(84,008,929)

Net increase (decrease)	(1,287,336)	$(13,899,235)	(235,834)	$(3,965,732)	(1,574,762)	$(22,243,011)

MM RetireSMART 2040 Fund Administrative Class**
Sold	1,571,150	$17,186,419	1,346,773	$16,752,348	2,175,004	$28,469,137
Issued — merger	-	-	-	-	3,924,472	50,037,014
Issued as reinvestment of dividends	404,988	4,438,672	296,701	3,426,895	429,456	5,432,086
Redeemed	(2,414,350)	(26,598,726)	(917,597)	(11,500,690)	(1,778,187)	(23,446,478)

Net increase (decrease)	(438,212)	$(4,973,635)	725,877	$8,678,553	4,750,745	$60,491,759

MM RetireSMART 2040 Fund Class L**
Sold					166,098	$2,120,369
Redeemed					(119,565)	(1,528,188)
Redemptions-merger					(3,915,733)	(50,037,014)

Net increase (decrease)					(3,869,200)	$(49,444,833)

MM RetireSMART 2040 Fund Class A
Sold	965,190	$10,576,843	1,458,956	$18,064,608	1,021,327	$13,116,004
Issued as reinvestment of dividends	220,219	2,400,382	180,545	2,070,850	220,613	2,783,236
Redeemed	(1,199,713)	(13,347,516)	(732,592)	(9,002,163)	(1,475,825)	(19,027,602)

Net increase (decrease)	(14,304)	$(370,291)	906,909	$11,133,295	(233,885)	$(3,128,362)

MM RetireSMART 2040 Fund Class R4*
Sold	2,494,153	$27,844,497	595,428	$7,410,573	994,719	$13,025,828
Issued as reinvestment of dividends	133,944	1,450,609	57,679	659,266	61,500	771,616
Redeemed	(915,272)	(10,060,904)	(153,881)	(1,900,907)	(80,459)	(1,043,751)

Net increase (decrease)	1,712,825	$19,234,202	499,226	$6,168,932	975,760	$12,753,693

99

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2040 Fund Class R3
Sold	2,617,559	$28,455,735	1,231,587	$15,100,044	1,634,107	$21,089,577
Issued as reinvestment of dividends	156,631	1,675,957	94,800	1,069,339	104,833	1,297,871
Redeemed	(718,286)	(7,888,607)	(665,193)	(8,255,632)	(248,174)	(3,171,940)

Net increase (decrease)	2,055,904	$22,243,085	661,194	$7,913,751	1,490,766	$19,215,508

MM RetireSMART 2045 Fund Class I*
Sold	185,499	$2,181,045	387,532	$5,005,012	550,476	$7,289,859
Issued as reinvestment of dividends	3,332	38,654	2,543	30,267	29,732	380,462
Redeemed	(31,889)	(380,179)	(797,424)	(10,274,288)	(51,569)	(679,477)

Net increase (decrease)	156,942	$1,839,520	(407,349)	$(5,239,009)	528,639	$6,990,844

MM RetireSMART 2045 Fund Class R5*
Sold	12,000	$138,777	41,467	$533,814	133,041	$1,766,770
Issued as reinvestment of dividends	3,627	42,063	3,295	39,178	6,197	78,524
Redeemed	(128,892)	(1,506,174)	(36,025)	(456,512)	(5,854)	(77,030)

Net increase (decrease)	(113,265)	$(1,325,334)	8,737	$116,480	133,384	$1,768,264

MM RetireSMART 2045 Fund Service Class
Sold	347,558	$4,064,764	350,851	$4,456,782	610,678	$8,019,079
Issued as reinvestment of dividends	18,065	209,736	15,038	178,796	22,744	291,030
Redeemed	(221,236)	(2,585,034)	(72,516)	(916,963)	(636,630)	(8,435,324)

Net increase (decrease)	144,387	$1,689,466	293,373	$3,718,615	(3,208)	$(125,215)

MM RetireSMART 2045 Fund Administrative Class**
Sold	598,336	$6,749,487	349,174	$4,393,363	388,098	$5,112,717
Issued — merger	-	-	-	-	145,213	1,854,376
Issued as reinvestment of dividends	19,582	226,961	17,794	211,038	26,860	343,346
Redeemed	(377,504)	(4,398,568)	(65,011)	(814,554)	(82,585)	(1,089,954)

Net increase (decrease)	240,414	$2,577,880	301,957	$3,789,847	477,586	$6,220,485

MM RetireSMART 2045 Fund Class L**
Sold					36,108	$461,415
Redeemed					(3,631)	(46,286)
Redemptions-merger					(145,543)	(1,854,376)

Net increase (decrease)					(113,066)	$(1,439,247)

MM RetireSMART 2045 Fund Class A
Sold	509,840	$5,887,923	842,166	$10,549,087	377,934	$4,888,460
Issued as reinvestment of dividends	27,615	317,849	31,670	372,444	29,176	370,277
Redeemed	(347,517)	(4,069,607)	(209,512)	(2,597,485)	(110,602)	(1,422,595)

Net increase (decrease)	189,938	$2,136,165	664,324	$8,324,046	296,508	$3,836,142

MM RetireSMART 2045 Fund Class R4*
Sold	1,396,968	$16,321,692	496,537	$6,257,088	435,857	$5,680,020
Issued as reinvestment of dividends	36,449	417,710	19,715	231,649	17,643	223,384
Redeemed	(423,072)	(4,908,056)	(129,838)	(1,629,656)	(25,948)	(337,313)

Net increase (decrease)	1,010,345	$11,831,346	386,414	$4,859,081	427,552	$5,566,091

MM RetireSMART 2045 Fund Class R3*
Sold	1,764,232	$20,283,276	984,612	$12,378,891	844,851	$11,093,165
Issued as reinvestment of dividends	45,914	526,172	34,476	404,060	38,453	486,881
Redeemed	(337,046)	(3,917,712)	(264,306)	(3,332,331)	(108,654)	(1,421,470)

Net increase (decrease)	1,473,100	$16,891,736	754,782	$9,450,620	774,650	$10,158,576

100

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2050 Fund Class I*
Sold	142,082	$1,144,078	803,562	$7,381,119	2,067,880	$20,806,638
Issued as reinvestment of dividends	5,854	47,005	4,611	38,452	248,101	2,297,138
Redeemed	(27,450)	(223,890)	(2,898,880)	(26,572,558)	(86,209)	(838,135)

Net increase (decrease)	120,486	$967,193	(2,090,707)	$(19,152,987)	2,229,772	$22,265,641

MM RetireSMART 2050 Fund Class R5*
Sold	1,025,355	$8,096,335	51,192	$458,123	90,115	$892,199
Issued as reinvestment of dividends	4,944	39,698	3,667	30,544	8,326	75,599
Redeemed	(222,038)	(1,787,005)	(22,281)	(201,625)	(10,306)	(97,243)

Net increase (decrease)	808,261	$6,349,028	32,578	$287,042	88,135	$870,555

MM RetireSMART 2050 Fund Service Class
Sold	1,588,846	$12,953,580	1,765,583	$16,080,646	2,592,437	$25,865,486
Issued as reinvestment of dividends	191,638	1,540,769	184,869	1,541,806	479,786	4,455,312
Redeemed	(2,056,834)	(16,481,327)	(1,506,807)	(13,961,691)	(3,927,392)	(39,876,177)

Net increase (decrease)	(276,350)	$(1,986,978)	443,645	$3,660,761	(855,169)	$(9,555,379)

MM RetireSMART 2050 Fund Administrative Class**
Sold	1,407,266	$11,352,823	1,084,000	$9,850,726	1,281,848	$12,700,750
Issued — merger	-	-	-	-	921,585	8,985,455
Issued as reinvestment of dividends	133,151	1,070,536	133,793	1,114,496	294,038	2,726,623
Redeemed	(1,049,582)	(8,469,416)	(483,977)	(4,373,750)	(820,796)	(8,311,591)

Net increase (decrease)	490,835	$3,953,943	733,816	$6,591,472	1,676,675	$16,101,237

MM RetireSMART 2050 Fund Class L**
Sold					68,629	$664,609
Redeemed					(52,964)	(506,909)
Redemptions-merger					(924,850)	(8,985,455)

Net increase (decrease)					(909,185)	$(8,827,755)

MM RetireSMART 2050 Fund Class A
Sold	882,802	$7,081,328	1,003,651	$9,046,127	708,408	$6,934,601
Issued as reinvestment of dividends	76,016	607,364	82,126	679,185	158,258	1,467,709
Redeemed	(623,654)	(5,008,314)	(371,691)	(3,349,408)	(514,667)	(4,989,377)

Net increase (decrease)	335,164	$2,680,378	714,086	$6,375,904	351,999	$3,412,933

MM RetireSMART 2050 Fund Class R4*
Sold	1,617,152	$13,094,193	440,163	$3,966,731	763,147	$7,589,792
Issued as reinvestment of dividends	67,790	539,613	47,541	392,689	90,548	835,322
Redeemed	(509,713)	(4,109,015)	(96,249)	(855,369)	(52,769)	(517,287)

Net increase (decrease)	1,175,229	$9,524,791	391,455	$3,504,051	800,926	$7,907,827

MM RetireSMART 2050 Fund Class R3
Sold	2,040,051	$16,226,219	921,101	$8,269,359	1,115,244	$10,988,832
Issued as reinvestment of dividends	80,913	641,640	68,951	566,090	137,793	1,260,341
Redeemed	(493,832)	(3,991,554)	(536,381)	(4,907,912)	(178,157)	(1,741,805)

Net increase (decrease)	1,627,132	$12,876,305	453,671	$3,927,537	1,074,880	$10,507,368

MM RetireSMART 2055 Fund Class I*
Sold	63,674	$623,281	48,242	$499,004	9,434	$100,197
Issued as reinvestment of dividends	957	9,291	362	3,591	469	4,965
Redeemed	(20,843)	(206,418)	(9,916)	(106,036)	(9)	(94)

Net increase (decrease)	43,788	$426,154	38,688	$396,559	9,894	$105,068

101

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Period Ended September 30, 2015+		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount	Shares	Amount
MM RetireSMART 2055 Fund Class R5*
Sold	10,776	$103,114	14,328	$148,887	25,068	$270,158
Issued as reinvestment of dividends	691	6,710	412	4,091	962	10,156
Redeemed	(31,733)	(311,160)	(3,324)	(34,878)	(236)	(2,548)

Net increase (decrease)	(20,266)	$(201,336)	11,416	$118,100	25,794	$277,766

MM RetireSMART 2055 Fund Service Class
Sold	141,473	$1,384,792	53,097	$562,292	30,548	$330,336
Issued as reinvestment of dividends	2,292	22,321	1,117	11,106	4,096	43,535
Redeemed	(28,457)	(280,044)	(6,828)	(72,580)	(3,797)	(41,522)

Net increase (decrease)	115,308	$1,127,069	47,386	$500,818	30,847	$332,349

MM RetireSMART 2055 Fund Administrative Class**
Sold	158,331	$1,545,786	72,276	$755,863	56,952	$616,160
Issued — merger	-	-	-	-	11,596	121,060
Issued as reinvestment of dividends	3,180	30,879	1,723	17,055	3,094	32,802
Redeemed	(50,789)	(493,109)	(14,796)	(155,209)	(7,444)	(80,025)

Net increase (decrease)	110,722	$1,083,556	59,203	$617,709	64,198	$689,997

MM RetireSMART 2055 Fund Class L**
Sold					1,311	$13,677
Redemptions-merger					(11,594)	(121,060)

Net increase (decrease)					(10,283)	$(107,383)

MM RetireSMART 2055 Fund Class A
Sold	162,159	$1,572,797	328,983	$3,499,507	59,164	$635,109
Issued as reinvestment of dividends	6,420	62,282	5,072	50,110	2,183	23,055
Redeemed	(74,933)	(733,034)	(70,233)	(744,181)	(10,188)	(107,729)

Net increase (decrease)	93,646	$902,045	263,822	$2,805,436	51,159	$550,435

MM RetireSMART 2055 Fund Class R4*
Sold	473,066	$4,653,313	79,303	$834,435	67,151	$728,486
Issued as reinvestment of dividends	5,738	55,542	1,229	12,129	2,303	24,216
Redeemed	(118,245)	(1,153,252)	(56,308)	(588,938)	(85)	(899)

Net increase (decrease)	360,559	$3,555,603	24,224	$257,626	69,369	$751,803

MM RetireSMART 2055 Fund Class R3*
Sold	891,494	$8,656,888	352,608	$3,687,429	142,804	$1,546,877
Issued as reinvestment of dividends	11,499	111,076	5,498	54,151	4,564	48,206
Redeemed	(121,065)	(1,181,747)	(80,426)	(846,066)	(21,863)	(233,652)

Net increase (decrease)	781,928	$7,586,217	277,680	$2,895,514	125,505	$1,361,431

MM RetireSMART 2060 Fund Class I***
Sold	940,000	$9,400,000
Issued as reinvestment of dividends	14,607	140,081

Net increase (decrease)	954,607	$9,540,081

MM RetireSMART 2060 Fund Class R5***
Sold	10,000	$100,000
Issued as reinvestment of dividends	154	1,480

Net increase (decrease)	10,154	$101,480

102

Notes to Financial Statements (Continued)

	Period Ended September 30, 2016

	Shares	Amount
MM RetireSMART 2060 Fund Service Class***
Sold	11,083	$110,908
Issued as reinvestment of dividends	153	1,469
Redeemed	(2)	(18)

Net increase (decrease)	11,234	$112,359

MM RetireSMART 2060 Fund Administrative Class***
Sold	11,200	$112,090
Issued as reinvestment of dividends	152	1,459

Net increase (decrease)	11,352	$113,549

MM RetireSMART 2060 Fund Class A***
Sold	11,085	$110,783
Issued as reinvestment of dividends	149	1,433

Net increase (decrease)	11,234	$112,216

MM RetireSMART 2060 Fund Class R4***
Sold	10,000	$100,000
Issued as reinvestment of dividends	151	1,443

Net increase (decrease)	10,151	$101,443

MM RetireSMART 2060 Fund Class R3***
Sold	11,738	$117,593
Issued as reinvestment of dividends	148	1,417

Net increase (decrease)	11,886	$119,010

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.
***	Fund commenced operations on November 23, 2015.
+	For the period January 1, 2015 through September 30, 2015.
++	Amount is less than 0.5 shares.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2016, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2016, were waived for any redemptions or exchanges subject to such a charge.

103

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$200,202,315	$2,723,017	$(5,714,692)	$(2,991,675)
MM RetireSMART Moderate Fund	327,019,553	4,314,152	(12,059,979)	(7,745,827)
MM RetireSMART Moderate Growth Fund	265,294,493	3,358,502	(12,048,424)	(8,689,922)
MM RetireSMART Growth Fund	100,034,820	954,093	(5,539,698)	(4,585,605)
MM RetireSMART In Retirement Fund	92,428,586	1,442,702	(3,013,267)	(1,570,565)
MM RetireSMART 2010 Fund	78,963,793	1,322,295	(2,937,481)	(1,615,186)
MM RetireSMART 2015 Fund	107,511,072	2,013,212	(2,963,503)	(950,291)
MM RetireSMART 2020 Fund	558,662,327	7,039,289	(20,879,457)	(13,840,168)
MM RetireSMART 2025 Fund	252,322,856	4,253,414	(8,121,928)	(3,868,514)
MM RetireSMART 2030 Fund	568,390,258	7,429,042	(24,419,914)	(16,990,872)
MM RetireSMART 2035 Fund	187,167,524	2,780,726	(5,887,702)	(3,106,976)
MM RetireSMART 2040 Fund	339,364,660	3,941,176	(15,391,154)	(11,449,978)
MM RetireSMART 2045 Fund	104,997,976	1,398,046	(3,184,523)	(1,786,477)
MM RetireSMART 2050 Fund	154,318,242	1,512,254	(6,259,409)	(4,747,155)
MM RetireSMART 2055 Fund	27,524,426	489,776	(596,897)	(107,121)
MM RetireSMART 2060 Fund	10,485,881	124,546	(259,749)	(135,203)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2016, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2017	Expiring 2018
RetireSMART In Retirement Fund	$15,224,696	$-
MM RetireSMART 2010 Fund	15,420,913	865,289

At September 30, 2016, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
MM RetireSMART Conservative Fund	$3,804	$104,615
MM RetireSMART Moderate Fund	-	108,458

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

104

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2016, post-October capital losses:

Post-October Loss
MM RetireSMART Conservative Fund	$2,264,483
MM RetireSMART Moderate Fund	2,047,370
MM RetireSMART Moderate Growth Fund	630,632
MM RetireSMART Growth Fund	327,319
MM RetireSMART In Retirement Fund	1,433,438
MM RetireSMART 2010 Fund	2,509,204
MM RetireSMART 2015 Fund	600,645
MM RetireSMART 2020 Fund	5,314,072
MM RetireSMART 2030 Fund	4,814,177
MM RetireSMART 2040 Fund	1,769,110

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$4,588,164	$610,912	$-
MM RetireSMART Moderate Fund	6,837,367	4,125,496	-
MM RetireSMART Moderate Growth Fund	4,747,617	5,630,015	-
MM RetireSMART Growth Fund	1,415,323	2,948,527	-
MM RetireSMART 2015 Fund	2,067,255	396,450	-
MM RetireSMART 2020 Fund	9,951,909	7,922,199	-
MM RetireSMART 2025 Fund	3,542,684	1,140,211	-
MM RetireSMART 2030 Fund	9,436,842	13,435,653	-
MM RetireSMART 2035 Fund	2,324,240	969,726	-
MM RetireSMART 2040 Fund	5,165,066	10,285,668	-
MM RetireSMART 2045 Fund	1,202,054	606,195	-
MM RetireSMART 2050 Fund	1,915,615	2,574,741	-
MM RetireSMART 2055 Fund	245,819	79,527	-
MM RetireSMART 2060 Fund	148,782	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$-	$2,938,212	$-
MM RetireSMART Moderate Fund	79,031	10,799,741	-
MM RetireSMART Moderate Growth Fund	210,575	11,841,781	-
MM RetireSMART Growth Fund	124,804	4,948,810	-
MM RetireSMART In Retirement Fund	2,037,422	-	-
MM RetireSMART 2010 Fund	2,380,615	-	-
MM RetireSMART 2015 Fund	59,710	1,240,008	-
MM RetireSMART 2020 Fund	12,770,916	-	-
MM RetireSMART 2025 Fund	-	2,968,576	-

105

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART 2030 Fund	$-	$17,376,236	$-
MM RetireSMART 2035 Fund	-	2,475,523	-
MM RetireSMART 2040 Fund	-	11,550,053	-
MM RetireSMART 2045 Fund	-	1,496,187	-
MM RetireSMART 2050 Fund	-	4,367,229	-
MM RetireSMART 2055 Fund	-	172,436	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2016:

Amount
MM RetireSMART Conservative Fund	$35,901
MM RetireSMART Moderate Fund	129,451
MM RetireSMART Moderate Growth Fund	161,086
MM RetireSMART Growth Fund	65,157
MM RetireSMART In Retirement Fund	17,908
MM RetireSMART 2010 Fund	25,834
MM RetireSMART 2015 Fund	32,630
MM RetireSMART 2020 Fund	216,784
MM RetireSMART 2025 Fund	93,114
MM RetireSMART 2030 Fund	289,348
MM RetireSMART 2035 Fund	80,653
MM RetireSMART 2040 Fund	180,206
MM RetireSMART 2045 Fund	45,855
MM RetireSMART 2050 Fund	76,805
MM RetireSMART 2055 Fund	9,978
MM RetireSMART 2060 Fund	6,138

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2016, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, nontaxable dividend basis adjustments, and deferred Trustee compensation.

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$210,257	$(108,419)	$(2,290,617)	$(2,991,675)
MM RetireSMART Moderate Fund	663,519	(108,458)	(2,098,182)	(7,745,827)
MM RetireSMART Moderate Growth Fund	860,934	-	(670,353)	(8,689,922)
MM RetireSMART Growth Fund	198,135	-	(338,316)	(4,585,605)
MM RetireSMART In Retirement Fund	1,904,432	(15,224,696)	(1,460,684)	(1,570,565)
MM RetireSMART 2010 Fund	2,022,692	(16,286,202)	(2,535,405)	(1,615,186)
MM RetireSMART 2015 Fund	65,948	-	(605,607)	(950,291)
MM RetireSMART 2020 Fund	1,288,929	-	(5,411,084)	(13,840,168)
MM RetireSMART 2025 Fund	579,887	1,207,363	(9,017)	(3,868,514)
MM RetireSMART 2030 Fund	1,838,411	-	(4,896,552)	(16,990,872)
MM RetireSMART 2035 Fund	454,730	1,368,154	(6,693)	(3,106,976)

106

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART 2040 Fund	$949,288	$-	$(1,819,099)	$(11,449,978)
MM RetireSMART 2045 Fund	447,033	960,954	(3,690)	(1,786,477)
MM RetireSMART 2050 Fund	690,316	95,072	(11,816)	(4,747,155)
MM RetireSMART 2055 Fund	120,399	338,094	(634)	(107,121)
MM RetireSMART 2060 Fund	55,404	258,279	(206)	(135,203)

During the year ended September 30, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART Conservative Fund	$(40,643)	$(565,865)	$606,508
MM RetireSMART Moderate Fund	(52,203)	(961,361)	1,013,564
MM RetireSMART Moderate Growth Fund	18	(693,311)	693,293
MM RetireSMART Growth Fund	(1,097)	(263,034)	264,131
MM RetireSMART In Retirement Fund	(15,588)	(205,989)	221,577
MM RetireSMART 2010 Fund	(15,703)	(228,830)	244,533
MM RetireSMART 2015 Fund	2	(260,339)	260,337
MM RetireSMART 2020 Fund	(69,361)	(1,354,447)	1,423,808
MM RetireSMART 2025 Fund	3	(466,249)	466,246
MM RetireSMART 2030 Fund	23	(1,225,207)	1,225,184
MM RetireSMART 2035 Fund	2	(340,698)	340,696
MM RetireSMART 2040 Fund	14	(755,364)	755,350
MM RetireSMART 2045 Fund	1	(194,005)	194,004
MM RetireSMART 2050 Fund	4	(312,193)	312,189
MM RetireSMART 2055 Fund	-	(40,791)	40,791
MM RetireSMART 2060 Fund	-	(24,937)	24,937

The Funds did not have any unrecognized tax benefits at September 30, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

107

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2016, was as follows:

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Conservative Fund
Barings Global Floating Rate Fund, Class Y*	286,687	474,667	606,098	155,256	$1,457,850	$167,193	$-	$(103,283)
MassMutual Premier Core Bond Fund, Class I	5,705,711	925,426	3,621,346	3,009,791	33,920,347	1,885,081	847,134	(1,167,985)
MassMutual Premier Disciplined Growth Fund, Class I	567,613	154,643	430,993	291,263	3,404,864	76,641	461,771	(335,875)
MassMutual Premier Disciplined Value Fund, Class I	437,084	90,320	313,222	214,182	3,437,627	136,010	121,164	119,298
MassMutual Premier High Yield Fund, Class I	312,950	527,065	153,208	686,807	6,380,438	169,585	-	(195,296)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,349,435	331,413	1,104,791	576,057	6,221,413	177,186	-	(338,324)
MassMutual Premier International Equity Fund, Class I	224,977	50,715	131,067	144,625	1,731,162	28,361	90,818	(342,533)
MassMutual Premier Short-Duration Bond Fund, Class I	1,978,846	1,356,319	1,498,190	1,836,975	19,104,536	512,956	-	(222,619)
MassMutual Premier Strategic Emerging Markets Fund, Class I	315,883	112,501	73,923	354,461	3,828,177	26,636	-	(106,999)
MassMutual Premier U.S. Government Money Market Fund, Class R5	6,986,795	569,642	7,556,437	-	-	230	-	-
MassMutual Select Blue Chip Growth Fund, Class I	69,770	90,598	87,062	73,306	1,221,274	7,338	206,364	(74,977)
MassMutual Select Diversified International Fund, Class I	264,902	55,708	194,259	126,351	809,910	2,105	-	(217,145)
MassMutual Select Diversified Value Fund, Class I	88,062	21,598	70,561	39,099	582,570	18,866	-	30,369
MassMutual Select Focused Value Fund, Class I	178,516	77,529	85,630	170,415	3,135,627	66,881	543,701	(258,422)
MassMutual Select Fundamental Growth Fund, Class I	147,453	48,812	128,342	67,923	544,066	11,611	124,597	(64,582)
MassMutual Select Fundamental Value Fund, Class I	82,790	36,282	77,779	41,293	511,614	19,853	116,658	(111,555)
MassMutual Select Growth Opportunities Fund, Class I	67,234	27,108	55,788	38,554	417,155	-	86,827	(39,456)
MassMutual Select Large Cap Value Fund, Class I	124,921	58,280	118,228	64,973	468,457	29,113	116,657	(252,106)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	84,072	18,968	33,560	69,480	1,331,245	-	122,982	(26,125)
MassMutual Select Mid-Cap Value Fund, Class I	132,929	47,643	46,500	134,072	1,822,032	26,570	268,288	(35,448)
MassMutual Select Overseas Fund, Class I	705,142	171,176	393,257	483,061	3,806,524	85,106	-	3,384
MassMutual Select Small Cap Growth Equity Fund, Class I	66,993	33,584	28,566	72,011	939,029	-	218,140	(145,718)
MassMutual Select Small Cap Value Equity Fund, Class I	102,329	17,854	35,566	84,617	1,369,950	8,778	49,937	(27,679)
MassMutual Select Small Company Value Fund, Class I	51,900	22,323	22,963	51,260	579,239	4,323	144,220	(91,555)
MassMutual Select Strategic Bond Fund, Class I	1,079,555	551,699	493,929	1,137,325	12,135,253	314,704	-	104,149
MassMutual Select Total Return Bond Fund, Class I	1,530,075	417,072	574,588	1,372,559	14,315,791	330,151	41,666	(309,477)
MM MSCI EAFE International Index Fund, Class I	399,445	128,592	528,037	-	-	111,580	11,730	(402,813)
MM Russell 2000 Small Cap Index Fund, Class I	141,583	24,203	165,786	-	-	18,742	38,767	(30,919)
MM S&P Mid Cap Index Fund, Class I	178,303	72,080	250,383	-	-	29,996	94,576	58,457

108

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Conservative Fund (Continued)
MM Select Bond and Income Asset Fund, Class I	-	4,096,880	-	4,096,880	$41,173,644	$-	$-	$-
MM Select Equity Asset Fund, Class I	-	2,471,758	-	2,471,758	25,137,775	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	2,388,406	487,428	2,875,834	-	-	448,073	-	(2,301,900)
Oppenheimer Developing Markets Fund, Class I**	32,213	5,398	12,750	24,861	843,026	9,103	-	(89,682)
Oppenheimer Global Real Estate Fund, Class I**	275,521	94,345	369,866	-	-	68,049	3,358	265,954
Oppenheimer International Bond Fund, Class I**	852,245	637,028	1,119,411	369,862	2,196,979	255,415	-	(71,712)
Oppenheimer Real Estate Fund, Class I**	33,509	8,880	15,831	26,558	776,829	19,594	51,067	5,730

					$193,604,403	$5,065,830	$3,760,422	$(6,776,844)

MM RetireSMART Moderate Fund
Barings Global Floating Rate Fund, Class Y*	540,958	177,536	459,009	259,485	$2,436,564	$283,078	$-	$(216,429)
MassMutual Premier Core Bond Fund, Class I	6,175,442	637,081	4,011,601	2,800,922	31,566,393	1,951,543	877,004	(1,220,383)
MassMutual Premier Disciplined Growth Fund, Class I	1,702,881	338,206	1,361,243	679,844	7,947,380	220,898	1,330,941	(1,164,199)
MassMutual Premier Disciplined Value Fund, Class I	1,311,088	184,125	992,646	502,567	8,066,194	392,014	349,223	361,356
MassMutual Premier High Yield Fund, Class I	599,065	874,302	344,158	1,129,209	10,490,353	306,813	-	(441,723)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,415,116	292,930	1,155,206	552,840	5,970,671	179,023	-	(226,087)
MassMutual Premier International Equity Fund, Class I	827,490	128,141	383,737	571,894	6,845,568	105,695	338,461	(1,383,549)
MassMutual Premier Short-Duration Bond Fund, Class I	1,896,722	1,102,268	1,494,697	1,504,293	15,644,648	476,110	-	(243,656)
MassMutual Premier Strategic Emerging Markets Fund, Class I	854,078	243,529	225,948	871,659	9,413,922	69,853	-	(444,197)
MassMutual Premier U.S. Government Money Market Fund, Class R5	3,284,294	164,022	3,448,316	-	-	105	-	-
MassMutual Select Blue Chip Growth Fund, Class I	358,741	119,363	246,458	231,646	3,859,221	34,754	977,244	(171,612)
MassMutual Select Diversified International Fund, Class I	980,527	155,570	693,045	443,052	2,839,961	7,858	-	(858,694)
MassMutual Select Diversified Value Fund, Class I	448,788	57,391	271,035	235,144	3,503,652	89,337	-	127,794
MassMutual Select Focused Value Fund, Class I	416,827	141,387	235,086	323,128	5,945,553	144,623	1,175,682	(689,710)
MassMutual Select Fundamental Growth Fund, Class I	754,183	151,991	498,113	408,061	3,268,569	54,912	589,232	(306,972)
MassMutual Select Fundamental Value Fund, Class I	421,989	123,377	295,433	249,933	3,096,670	94,004	552,398	(95,845)
MassMutual Select Growth Opportunities Fund, Class I	344,018	98,879	218,072	224,825	2,432,603	-	411,154	141,512
MassMutual Select Large Cap Value Fund, Class I	636,612	201,444	445,772	392,284	2,828,368	137,861	552,412	(1,180,306)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	357,799	52,241	145,670	264,370	5,065,333	-	496,093	190,661
MassMutual Select Mid-Cap Value Fund, Class I	565,329	144,248	201,383	508,194	6,906,354	107,179	1,082,259	320,785
MassMutual Select Overseas Fund, Class I	2,617,880	457,372	1,140,161	1,935,091	15,248,520	317,739	-	1,407,553
MassMutual Select Small Cap Growth Equity Fund, Class I	267,899	102,459	113,538	256,820	3,348,935	-	822,076	(654,818)
MassMutual Select Small Cap Value Equity Fund, Class I	405,271	40,980	146,691	299,560	4,849,870	33,077	188,172	(122,975)
MassMutual Select Small Company Value Fund, Class I	206,031	72,503	96,948	181,586	2,051,920	16,287	543,321	(401,762)

109

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Moderate Fund (Continued)
MassMutual Select Strategic Bond Fund, Class I	1,172,527	326,031	449,704	1,048,854	$11,191,274	$326,125	$-	$80,132
MassMutual Select Total Return Bond Fund, Class I	1,684,265	252,381	670,732	1,265,914	13,203,487	340,990	43,034	(296,314)
MM MSCI EAFE International Index Fund, Class I	1,541,631	299,810	1,841,441	-	-	413,389	43,460	(788,437)
MM Russell 2000 Small Cap Index Fund, Class I	557,847	55,704	613,551	-	-	70,628	146,086	(34,947)
MM S&P Mid Cap Index Fund, Class I	752,263	145,452	897,715	-	-	120,993	381,498	485,619
MM Select Bond and Income Asset Fund, Class I	-	3,703,940	-	3,703,940	37,224,597	-	-	-
MM Select Equity Asset Fund, Class I	-	7,643,608	-	7,643,608	77,735,492	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	5,759,067	1,004,378	6,763,445	-	-	1,099,734	-	(6,202,059)
Oppenheimer Developing Markets Fund, Class I**	88,270	13,964	41,747	60,487	2,051,109	24,386	-	(391,825)
Oppenheimer Global Real Estate Fund, Class I**	728,535	186,324	914,859	-	-	172,843	8,764	699,024
Oppenheimer International Bond Fund, Class I**	959,724	773,218	1,104,102	628,840	3,735,309	295,097	-	(180,911)
Oppenheimer Real Estate Fund, Class I**	83,626	19,924	32,449	71,101	2,079,694	49,162	133,439	36,347

					$310,848,184	$7,936,110	$11,041,953	$(13,866,627)

MM RetireSMART Moderate Growth Fund
Barings Global Floating Rate Fund, Class Y*	692,566	209,151	608,375	293,342	$2,754,480	$362,944	$-	$(331,731)
MassMutual Premier Core Bond Fund, Class I	1,444,558	159,365	999,908	604,015	6,807,244	456,630	205,205	(173,405)
MassMutual Premier Disciplined Growth Fund, Class I	1,627,275	278,780	1,470,696	435,359	5,089,342	212,333	1,279,332	(1,108,637)
MassMutual Premier Disciplined Value Fund, Class I	1,252,900	145,653	1,074,293	324,260	5,204,376	376,808	335,675	457,122
MassMutual Premier High Yield Fund, Class I	807,680	929,860	453,095	1,284,445	11,932,495	412,775	-	(566,199)
MassMutual Premier Inflation-Protected and Income Fund, Class I	375,379	98,785	349,722	124,442	1,343,976	48,560	-	(28,365)
MassMutual Premier International Equity Fund, Class I	1,006,874	132,407	406,406	732,875	8,772,517	132,618	424,677	(1,568,708)
MassMutual Premier Short-Duration Bond Fund, Class I	397,422	229,928	406,882	220,468	2,292,872	101,391	-	(29,027)
MassMutual Premier Strategic Emerging Markets Fund, Class I	963,524	273,932	282,127	955,329	10,317,553	79,947	-	(1,196,087)
MassMutual Premier U.S. Government Money Market Fund, Class R5	1,433,624	59,570	1,493,194	-	-	46	-	-
MassMutual Select Blue Chip Growth Fund, Class I	536,616	161,302	355,248	342,670	5,708,882	51,509	1,448,385	(271,244)
MassMutual Select Diversified International Fund, Class I	1,200,122	183,517	860,681	522,958	3,352,162	9,865	-	(1,069,285)
MassMutual Select Diversified Value Fund, Class I	668,962	62,679	355,914	375,727	5,598,334	132,408	-	169,346
MassMutual Select Focused Value Fund, Class I	329,734	99,777	221,703	207,808	3,823,664	113,282	920,913	(641,991)
MassMutual Select Fundamental Growth Fund, Class I	1,125,235	201,502	674,844	651,893	5,221,663	81,235	871,696	(418,466)
MassMutual Select Fundamental Value Fund, Class I	629,329	146,948	376,225	400,052	4,956,644	139,333	818,770	82,034
MassMutual Select Growth Opportunities Fund, Class I	513,797	127,326	285,313	355,810	3,849,861	-	609,421	365,958
MassMutual Select Large Cap Value Fund, Class I	949,132	238,958	560,728	627,362	4,523,283	204,327	818,743	(1,494,730)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	376,665	50,288	161,379	265,574	5,088,400	-	522,073	363,519

110

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Mid-Cap Value Fund, Class I	595,239	136,217	220,348	511,108	$6,945,959	$112,780	$1,138,806	$328,382
MassMutual Select Overseas Fund, Class I	3,201,170	515,485	1,225,468	2,491,187	19,630,555	398,903	-	1,194,056
MassMutual Select Small Cap Growth Equity Fund, Class I	364,458	129,457	160,292	333,623	4,350,449	-	1,115,854	(974,897)
MassMutual Select Small Cap Value Equity Fund, Class I	549,446	50,716	210,181	389,981	6,313,796	44,900	255,436	(181,951)
MassMutual Select Small Company Value Fund, Class I	279,532	96,559	139,771	236,320	2,670,412	22,113	737,701	(581,840)
MassMutual Select Strategic Bond Fund, Class I	268,768	64,056	92,015	240,809	2,569,433	76,208	-	15,982
MassMutual Select Total Return Bond Fund, Class I	419,246	40,449	169,162	290,533	3,030,259	79,122	9,985	(40,763)
MM MSCI EAFE International Index Fund, Class I	1,922,202	308,758	2,230,960	-	-	516,437	54,293	(864,471)
MM Russell 2000 Small Cap Index Fund, Class I	754,647	69,671	824,318	-	-	95,873	198,302	(6,727)
MM S&P Mid Cap Index Fund, Class I	789,691	126,359	916,050	-	-	127,325	401,458	543,593
MM Select Bond and Income Asset Fund, Class I	-	926,040	-	926,040	9,306,702	-	-	-
MM Select Equity Asset Fund, Class I	-	8,676,044	-	8,676,044	88,235,364	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	5,824,240	1,089,928	6,914,168	-	-	1,175,084	-	(6,786,805)
Oppenheimer Developing Markets Fund, Class I**	100,449	12,295	44,988	67,756	2,297,620	27,681	-	(398,944)
Oppenheimer Global Real Estate Fund, Class I**	767,220	171,804	939,024	-	-	185,289	9,443	776,037
Oppenheimer International Bond Fund, Class I**	602,000	421,562	375,204	648,358	3,851,248	181,275	-	(130,909)
Oppenheimer Real Estate Fund, Class I**	85,322	19,691	32,502	72,511	2,120,932	52,455	144,246	42,318

					$247,960,477	$6,011,456	$12,320,414	$(14,526,835)

MM RetireSMART Growth Fund
Barings Global Floating Rate Fund, Class Y*	40,276	27,918	47,439	20,755	$194,888	$23,506	$-	$(12,934)
MassMutual Premier Core Bond Fund, Class I	96,401	50,488	89,747	57,142	643,986	27,605	12,405	(17,013)
MassMutual Premier Disciplined Growth Fund, Class I	505,472	109,983	564,163	51,292	599,598	65,709	395,907	(340,098)
MassMutual Premier Disciplined Value Fund, Class I	389,296	63,412	413,785	38,923	624,712	116,618	103,888	132,304
MassMutual Premier High Yield Fund, Class I	41,605	79,897	30,881	90,621	841,873	20,998	-	(9,064)
MassMutual Premier Inflation-Protected and Income Fund, Class I	28,764	22,288	33,429	17,623	190,330	4,125	-	5,718
MassMutual Premier International Equity Fund, Class I	402,840	73,532	166,439	309,933	3,709,898	53,594	171,624	(599,806)
MassMutual Premier Short-Duration Bond Fund, Class I	28,049	42,574	49,166	21,457	223,154	7,125	-	320
MassMutual Premier Strategic Emerging Markets Fund, Class I	397,990	119,296	99,662	417,624	4,510,344	33,406	-	(173,865)
MassMutual Premier U.S. Government Money Market Fund, Class R5	123,386	9,657	133,043	-	-	4	-	-
MassMutual Select Blue Chip Growth Fund, Class I	269,391	94,794	169,952	194,233	3,235,929	25,650	721,259	(97,689)
MassMutual Select Diversified International Fund, Class I	481,437	102,383	358,942	224,878	1,441,467	3,988	-	(423,599)
MassMutual Select Diversified Value Fund, Class I	335,556	46,652	168,405	213,803	3,185,660	65,951	-	84,167
MassMutual Select Focused Value Fund, Class I	127,097	44,756	90,125	81,728	1,503,801	43,252	351,614	(401,460)
MassMutual Select Fundamental Growth Fund, Class I	564,086	126,721	319,974	370,833	2,970,375	40,415	433,670	(180,268)

111

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Growth Fund (Continued)
MassMutual Select Fundamental Value Fund, Class I	315,790	90,083	177,936	227,937	$2,824,136	$69,400	$407,816	$(185,362)
MassMutual Select Growth Opportunities Fund, Class I	257,853	76,756	133,428	201,181	2,176,774	-	303,556	(27,474)
MassMutual Select Large Cap Value Fund, Class I	476,192	143,819	262,777	357,234	2,575,655	101,772	407,803	(680,428)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	154,760	27,633	66,981	115,412	2,211,292	-	214,680	23,696
MassMutual Select Mid-Cap Value Fund, Class I	244,763	70,685	93,602	221,846	3,014,886	46,385	468,381	106,116
MassMutual Select Overseas Fund, Class I	1,283,076	274,777	505,730	1,052,123	8,290,728	161,255	-	178,630
MassMutual Select Small Cap Growth Equity Fund, Class I	154,435	64,406	69,325	149,516	1,949,684	-	472,792	(398,929)
MassMutual Select Small Cap Value Equity Fund, Class I	232,725	33,169	91,504	174,390	2,823,367	19,027	108,243	(72,300)
MassMutual Select Small Company Value Fund, Class I	118,359	48,329	60,990	105,698	1,194,391	9,371	312,614	(252,666)
MassMutual Select Strategic Bond Fund, Class I	15,105	27,640	18,413	24,332	259,620	4,629	-	(387)
MassMutual Select Total Return Bond Fund, Class I	38,702	18,913	28,435	29,180	304,345	4,904	619	(111)
MM MSCI EAFE International Index Fund, Class I	775,589	160,010	935,599	-	-	207,936	21,861	(659,512)
MM Russell 2000 Small Cap Index Fund, Class I	319,343	45,488	364,831	-	-	40,625	84,028	(159,100)
MM S&P Mid Cap Index Fund, Class I	324,503	72,193	396,696	-	-	52,366	165,111	90,503
MM Select Bond and Income Asset Fund, Class I	-	89,250	-	89,250	896,963	-	-	-
MM Select Equity Asset Fund, Class I	-	3,669,174	-	3,669,174	37,315,500	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	2,024,804	644,805	2,669,609	-	-	450,222	-	(2,343,011)
Oppenheimer Developing Markets Fund, Class I**	41,519	6,792	19,151	29,160	988,809	11,217	-	(167,367)
Oppenheimer Global Real Estate Fund, Class I**	266,407	87,070	353,477	-	-	70,951	3,568	255,376
Oppenheimer International Bond Fund, Class I**	9,470	91,970	35,798	65,642	389,915	16,657	-	3,658
Oppenheimer Real Estate Fund, Class I**	29,809	8,275	8,841	29,243	855,368	20,172	54,322	7,512

					$91,947,448	$1,818,835	$5,215,761	$(6,314,443)

MM RetireSMART In Retirement Fund
Barings Global Floating Rate Fund, Class Y*	96,886	64,358	101,413	59,831	$561,812	$62,132	$-	$(36,583)
MassMutual Premier Core Bond Fund, Class I	1,815,604	509,902	1,415,689	909,817	10,253,643	610,773	274,475	(363,674)
MassMutual Premier Disciplined Growth Fund, Class I	289,223	112,267	230,731	170,759	1,996,172	40,291	242,760	(177,447)
MassMutual Premier Disciplined Value Fund, Class I	222,875	71,689	169,137	125,427	2,013,103	71,504	63,699	26,712
MassMutual Premier High Yield Fund, Class I	111,747	208,597	60,500	259,844	2,413,952	61,227	-	(65,408)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,060,668	363,045	665,325	758,388	8,190,592	143,015	-	(59,200)
MassMutual Premier International Equity Fund, Class I	105,426	36,387	68,066	73,747	882,753	13,877	44,439	(123,744)
MassMutual Premier Short-Duration Bond Fund, Class I	797,866	683,884	616,158	865,592	9,002,162	214,696	-	(62,457)
MassMutual Premier Strategic Emerging Markets Fund, Class I	166,029	80,241	41,093	205,177	2,215,911	14,648	-	(92,892)
MassMutual Premier U.S. Government Money Market Fund, Class R5	3,142,007	479,637	3,621,644	-	-	108	-	-
MassMutual Select Blue Chip Growth Fund, Class I	35,203	63,083	50,869	47,417	789,968	3,786	106,435	(40,858)

112

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART In Retirement Fund (Continued)
MassMutual Select Diversified International Fund, Class I	124,485	41,085	98,032	67,538	$432,922	$1,037	$-	$(97,474)
MassMutual Select Diversified Value Fund, Class I	44,244	14,908	37,176	21,976	327,441	9,734	-	7,007
MassMutual Select Focused Value Fund, Class I	96,273	52,036	48,223	100,086	1,841,585	36,951	300,386	(250,446)
MassMutual Select Fundamental Growth Fund, Class I	73,933	31,846	67,601	38,178	305,806	5,981	64,186	(36,475)
MassMutual Select Fundamental Value Fund, Class I	41,650	22,569	40,977	23,242	287,974	10,244	60,200	(72,271)
MassMutual Select Growth Opportunities Fund, Class I	33,885	17,378	29,695	21,568	233,366	-	44,791	(37,127)
MassMutual Select Large Cap Value Fund, Class I	62,890	35,924	62,241	36,573	263,695	15,018	60,178	(120,789)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	37,932	12,982	15,899	35,015	670,882	-	57,528	(18,772)
MassMutual Select Mid-Cap Value Fund, Class I	60,167	28,965	21,961	67,171	912,854	12,429	125,506	(36,393)
MassMutual Select Overseas Fund, Class I	331,447	121,848	207,618	245,677	1,935,938	41,938	-	(165,149)
MassMutual Select Small Cap Growth Equity Fund, Class I	31,410	20,228	14,038	37,600	490,301	-	105,847	(73,764)
MassMutual Select Small Cap Value Equity Fund, Class I	47,913	13,581	17,792	43,702	707,530	4,259	24,229	(12,383)
MassMutual Select Small Company Value Fund, Class I	24,264	13,794	11,553	26,505	299,503	2,098	69,990	(45,051)
MassMutual Select Strategic Bond Fund, Class I	347,700	255,330	188,310	414,720	4,425,065	103,086	-	14,752
MassMutual Select Total Return Bond Fund, Class I	502,567	196,829	202,107	497,289	5,186,725	110,168	13,903	(33,114)
MM MSCI EAFE International Index Fund, Class I	189,134	77,165	266,299	-	-	55,082	5,791	(238,169)
MM Russell 2000 Small Cap Index Fund, Class I	66,082	17,883	83,965	-	-	9,092	18,805	(35,546)
MM S&P Mid Cap Index Fund, Class I	80,458	40,627	121,085	-	-	14,032	44,242	29,125
MM Select Bond and Income Asset Fund, Class I	-	1,703,960	-	1,703,960	17,124,798	-	-	-
MM Select Equity Asset Fund, Class I	-	1,293,947	-	1,293,947	13,159,439	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,207,584	352,876	1,560,460	-	-	252,476	-	(1,086,890)
Oppenheimer Developing Markets Fund, Class I**	16,456	3,646	6,248	13,854	469,791	4,730	-	(44,769)
Oppenheimer Global Real Estate Fund, Class I**	142,682	60,603	203,285	-	-	37,754	1,822	117,316
Oppenheimer International Bond Fund, Class I**	318,517	297,300	457,749	158,068	938,924	104,101	-	(9,021)
Oppenheimer Real Estate Fund, Class I**	16,614	6,794	6,291	17,117	500,672	10,899	27,634	(6,878)

					$88,835,279	$2,077,166	$1,756,846	$(3,247,832)

MM RetireSMART 2010 Fund
Barings Global Floating Rate Fund, Class Y*	119,364	62,949	121,807	60,506	$568,152	$73,156	$-	$(44,885)
MassMutual Premier Core Bond Fund, Class I	1,718,765	411,313	1,422,781	707,297	7,971,236	604,169	271,507	(330,100)
MassMutual Premier Disciplined Growth Fund, Class I	329,075	122,793	313,939	137,929	1,612,386	47,945	288,878	(222,882)
MassMutual Premier Disciplined Value Fund, Class I	253,641	77,493	229,059	102,075	1,638,310	85,097	75,808	(4,226)
MassMutual Premier High Yield Fund, Class I	136,418	252,183	122,194	266,407	2,474,917	79,852	-	(85,551)
MassMutual Premier Inflation-Protected and Income Fund, Class I	907,815	303,793	672,542	539,066	5,821,914	128,463	-	(80,382)
MassMutual Premier International Equity Fund, Class I	148,057	42,532	94,672	95,917	1,148,122	20,668	66,182	(151,597)

113

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2010 Fund (Continued)
MassMutual Premier Short-Duration Bond Fund, Class I	603,836	503,925	613,985	493,776	$5,135,275	$171,384	$-	$(42,403)
MassMutual Premier Strategic Emerging Markets Fund, Class I	167,848	75,059	69,421	173,486	1,873,647	15,592	-	(154,363)
MassMutual Premier U.S. Government Money Market Fund, Class R5	1,485,156	293,083	1,778,239	-	-	54	-	-
MassMutual Select Blue Chip Growth Fund, Class I	44,188	39,294	52,686	30,796	513,054	4,916	138,216	(65,435)
MassMutual Select Diversified International Fund, Class I	175,007	48,739	150,823	72,923	467,434	1,550	-	(146,885)
MassMutual Select Diversified Value Fund, Class I	55,168	16,081	50,290	20,959	312,289	12,641	-	4,849
MassMutual Select Focused Value Fund, Class I	93,853	50,471	64,444	79,880	1,469,784	37,737	306,771	(364,897)
MassMutual Select Fundamental Growth Fund, Class I	92,742	34,660	90,959	36,443	291,910	7,760	83,269	(45,421)
MassMutual Select Fundamental Value Fund, Class I	52,126	25,280	55,307	22,099	273,812	13,304	78,176	(98,497)
MassMutual Select Growth Opportunities Fund, Class I	41,888	20,304	41,417	20,775	224,785	-	58,152	(54,289)
MassMutual Select Large Cap Value Fund, Class I	78,387	40,656	84,224	34,819	251,045	19,506	78,160	(144,759)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	63,398	18,130	35,653	45,875	878,956	-	99,295	(34,176)
MassMutual Select Mid-Cap Value Fund, Class I	100,448	41,176	53,160	88,464	1,202,221	21,459	216,684	(122,451)
MassMutual Select Overseas Fund, Class I	466,511	141,551	283,634	324,428	2,556,492	62,666	-	(338,244)
MassMutual Select Small Cap Growth Equity Fund, Class I	47,712	26,740	29,463	44,989	586,659	-	165,756	(147,581)
MassMutual Select Small Cap Value Equity Fund, Class I	72,661	17,348	37,195	52,814	855,066	6,671	37,948	(9,498)
MassMutual Select Small Company Value Fund, Class I	37,329	19,142	24,468	32,003	361,637	3,287	109,654	(87,284)
MassMutual Select Strategic Bond Fund, Class I	329,264	171,056	174,341	325,979	3,478,197	102,266	-	7,785
MassMutual Select Total Return Bond Fund, Class I	477,116	148,105	234,621	390,600	4,073,954	109,125	13,772	(42,672)
MM MSCI EAFE International Index Fund, Class I	270,840	90,127	360,967	-	-	82,030	8,624	(362,267)
MM Russell 2000 Small Cap Index Fund, Class I	99,723	23,625	123,348	-	-	14,240	29,454	(64,558)
MM S&P Mid Cap Index Fund, Class I	134,135	46,782	180,917	-	-	24,222	76,376	14,702
MM Select Bond and Income Asset Fund, Class I	-	1,339,940	-	1,339,940	13,466,397	-	-	-
MM Select Equity Asset Fund, Class I	-	1,419,173	-	1,419,173	14,432,986	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,210,422	360,184	1,570,606	-	-	244,305	-	(1,036,832)
Oppenheimer Developing Markets Fund, Class I**	17,273	3,711	8,368	12,616	427,821	5,162	-	(59,256)
Oppenheimer Global Real Estate Fund, Class I**	147,056	55,626	202,682	-	-	37,943	1,941	98,607
Oppenheimer International Bond Fund, Class I**	278,934	240,759	389,334	130,359	774,331	92,932	-	(6,918)
Oppenheimer Real Estate Fund, Class I**	16,997	6,023	9,285	13,735	401,746	10,750	29,381	(6,031)

					$75,544,535	$2,140,852	$2,234,004	$(4,228,397)

MM RetireSMART 2015 Fund
Barings Global Floating Rate Fund, Class Y*	111,965	91,336	117,618	85,683	$804,562	$82,537	$-	$(39,126)
MassMutual Premier Core Bond Fund, Class I	1,487,870	845,277	1,370,740	962,407	10,846,322	621,006	279,074	(468,081)
MassMutual Premier Disciplined Growth Fund, Class I	336,564	243,839	370,109	210,294	2,458,334	56,282	339,109	(227,581)

114

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2015 Fund (Continued)
MassMutual Premier Disciplined Value Fund, Class I	259,351	166,541	270,518	155,374	$2,493,759	$99,913	$89,006	$(56,200)
MassMutual Premier High Yield Fund, Class I	134,463	346,074	106,928	373,609	3,470,827	94,612	-	(49,692)
MassMutual Premier Inflation-Protected and Income Fund, Class I	763,446	537,014	621,144	679,316	7,336,610	126,292	-	(29,868)
MassMutual Premier International Equity Fund, Class I	163,337	103,203	98,607	167,933	2,010,152	26,545	85,005	(99,981)
MassMutual Premier Short-Duration Bond Fund, Class I	482,576	639,907	550,637	571,846	5,947,200	160,427	-	(41,720)
MassMutual Premier Strategic Emerging Markets Fund, Class I	166,574	132,894	55,585	243,883	2,633,939	17,607	-	(107,298)
MassMutual Premier U.S. Government Money Market Fund, Class R5	843,916	379,665	1,223,581	-	-	36	-	-
MassMutual Select Blue Chip Growth Fund, Class I	48,799	51,638	60,715	39,722	661,762	5,963	167,694	(88,431)
MassMutual Select Diversified International Fund, Class I	193,736	123,277	193,782	123,231	789,913	1,976	-	(136,893)
MassMutual Select Diversified Value Fund, Class I	60,938	37,792	64,492	34,238	510,150	15,336	-	(6,927)
MassMutual Select Focused Value Fund, Class I	88,732	82,392	61,937	109,187	2,009,044	40,460	328,910	(319,574)
MassMutual Select Fundamental Growth Fund, Class I	102,074	70,037	112,630	59,481	476,442	9,382	100,672	(47,375)
MassMutual Select Fundamental Value Fund, Class I	57,494	48,235	69,553	36,176	448,221	16,150	94,907	(116,951)
MassMutual Select Growth Opportunities Fund, Class I	46,667	38,284	51,227	33,724	364,894	-	70,554	(62,582)
MassMutual Select Large Cap Value Fund, Class I	86,659	75,514	105,233	56,940	410,536	23,662	94,817	(122,931)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	73,703	45,991	41,104	78,590	1,505,793	-	132,551	(47,679)
MassMutual Select Mid-Cap Value Fund, Class I	116,908	91,614	57,351	151,171	2,054,415	28,642	289,216	(152,575)
MassMutual Select Overseas Fund, Class I	516,623	344,864	292,593	568,894	4,482,888	79,933	-	(306,389)
MassMutual Select Small Cap Growth Equity Fund, Class I	54,128	53,502	32,932	74,698	974,067	-	215,553	(162,855)
MassMutual Select Small Cap Value Equity Fund, Class I	82,153	48,009	42,913	87,249	1,412,564	8,669	49,319	(23,814)
MassMutual Select Small Company Value Fund, Class I	41,838	39,096	28,042	52,892	597,680	4,275	142,617	(96,997)
MassMutual Select Strategic Bond Fund, Class I	283,714	245,585	112,845	416,454	4,443,563	104,233	-	(9,122)
MassMutual Select Total Return Bond Fund, Class I	412,466	262,604	175,865	499,205	5,206,705	110,929	13,999	(36,984)
MM MSCI EAFE International Index Fund, Class I	302,374	206,636	509,010	-	-	104,491	10,985	(355,475)
MM Russell 2000 Small Cap Index Fund, Class I	112,803	64,668	177,471	-	-	18,502	38,270	(40,397)
MM S&P Mid Cap Index Fund, Class I	155,866	99,784	255,650	-	-	32,336	101,958	(17,302)
MM Select Bond and Income Asset Fund, Class I	-	1,582,660	-	1,582,660	15,905,733	-	-	-
MM Select Equity Asset Fund, Class I	-	2,129,394	-	2,129,394	21,655,937	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,146,499	660,982	1,807,481	-	-	290,064	-	(840,995)
Oppenheimer Developing Markets Fund, Class I**	16,000	7,828	6,831	16,997	576,352	5,281	-	(50,106)
Oppenheimer Global Real Estate Fund, Class I**	141,913	105,027	246,940	-	-	45,049	2,149	83,693
Oppenheimer International Bond Fund, Class I**	238,572	373,572	426,968	185,176	1,099,948	101,029	-	38,746
Oppenheimer Real Estate Fund, Class I**	16,372	10,259	6,932	19,699	576,208	12,978	32,094	(5,097)

					$104,164,520	$2,344,597	$2,678,459	$(4,044,559)

115

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2020 Fund
Barings Global Floating Rate Fund, Class Y*	755,230	356,245	678,541	432,934	$4,065,251	$443,655	$-	$(264,537)
MassMutual Premier Core Bond Fund, Class I	6,027,819	1,441,507	4,433,195	3,036,131	34,217,198	2,135,387	959,620	(935,533)
MassMutual Premier Disciplined Growth Fund, Class I	2,544,950	806,910	2,195,617	1,156,243	13,516,479	365,409	2,201,638	(1,607,918)
MassMutual Premier Disciplined Value Fund, Class I	1,961,041	502,021	1,608,265	854,797	13,719,484	648,522	577,730	470,054
MassMutual Premier High Yield Fund, Class I	875,517	1,498,259	494,921	1,878,855	17,454,568	488,365	-	(584,379)
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,448,625	1,301,029	2,150,103	2,599,551	28,075,154	489,450	-	(232,209)
MassMutual Premier International Equity Fund, Class I	1,242,225	352,853	593,654	1,001,424	11,987,044	175,800	562,956	(1,962,855)
MassMutual Premier Short-Duration Bond Fund, Class I	2,335,004	2,155,071	2,003,968	2,486,107	25,855,508	673,190	-	(203,460)
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,302,647	547,744	283,535	1,566,856	16,922,042	119,545	-	(541,241)
MassMutual Premier U.S. Government Money Market Fund, Class R5	4,092,239	735,239	4,827,478	-	-	147	-	-
MassMutual Select Blue Chip Growth Fund, Class I	646,010	305,371	446,184	505,197	8,416,581	68,888	1,937,081	(398,693)
MassMutual Select Diversified International Fund, Class I	1,475,423	431,636	1,130,838	776,221	4,975,577	13,158	-	(1,291,943)
MassMutual Select Diversified Value Fund, Class I	807,904	177,142	504,410	480,636	7,161,473	177,149	-	244,101
MassMutual Select Focused Value Fund, Class I	590,706	295,816	344,485	542,037	9,973,478	227,789	1,851,767	(1,835,122)
MassMutual Select Fundamental Growth Fund, Class I	1,355,559	414,633	936,376	833,816	6,678,866	108,539	1,164,672	(618,473)
MassMutual Select Fundamental Value Fund, Class I	760,110	293,499	542,391	511,218	6,333,986	186,439	1,095,575	(888,406)
MassMutual Select Growth Opportunities Fund, Class I	619,710	225,896	387,702	457,904	4,954,522	-	815,037	(369,163)
MassMutual Select Large Cap Value Fund, Class I	1,147,610	466,773	812,409	801,974	5,782,236	273,311	1,095,166	(1,983,534)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	521,073	146,419	206,880	460,612	8,825,329	-	801,293	(203,544)
MassMutual Select Mid-Cap Value Fund, Class I	824,625	332,021	270,912	885,734	12,037,123	173,128	1,748,182	18,714
MassMutual Select Overseas Fund, Class I	3,936,842	1,203,302	1,753,394	3,386,750	26,687,589	532,163	-	(223,999)
MassMutual Select Small Cap Growth Equity Fund, Class I	398,860	217,607	164,928	451,539	5,888,072	-	1,353,166	(925,622)
MassMutual Select Small Cap Value Equity Fund, Class I	604,064	143,804	220,867	527,001	8,532,141	54,441	309,712	(181,014)
MassMutual Select Small Company Value Fund, Class I	306,741	162,191	149,474	319,458	3,609,875	26,827	894,924	(583,644)
MassMutual Select Strategic Bond Fund, Class I	1,155,538	568,622	333,369	1,390,791	14,839,742	360,464	-	71,048
MassMutual Select Total Return Bond Fund, Class I	1,708,885	493,737	535,465	1,667,157	17,388,450	383,180	48,358	(60,053)
MM MSCI EAFE International Index Fund, Class I	2,330,596	725,182	3,055,778	-	-	690,438	72,586	(2,385,742)
MM Russell 2000 Small Cap Index Fund, Class I	830,028	189,506	1,019,534	-	-	116,236	240,420	(402,295)
MM S&P Mid Cap Index Fund, Class I	1,096,129	301,348	1,397,477	-	-	195,467	616,315	204,579
MM Select Bond and Income Asset Fund, Class I	-	5,714,680	-	5,714,680	57,432,534	-	-	-
MM Select Equity Asset Fund, Class I	-	13,808,650	-	13,808,650	140,433,968	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	8,566,698	2,693,479	11,260,177	-	-	1,990,409	-	(8,756,114)
Oppenheimer Developing Markets Fund, Class I**	135,233	25,374	51,600	109,007	3,696,438	39,782	-	(534,207)

116

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2020 Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	1,104,458	403,695	1,508,153	-	$-	$303,125	$14,788	$933,390
Oppenheimer International Bond Fund, Class I**	1,247,079	1,371,485	1,524,018	1,094,546	6,501,600	459,772	-	(147,154)
Oppenheimer Real Estate Fund, Class I**	125,114	45,694	43,665	127,143	3,718,931	86,829	225,269	(35,553)

					$529,681,239	$12,007,004	$18,586,255	$(26,214,521)

MM RetireSMART 2025 Fund
Barings Global Floating Rate Fund, Class Y*	365,423	852,477	931,781	286,119	$2,686,662	$262,326	$-	$(140,761)
MassMutual Premier Core Bond Fund, Class I	1,173,142	793,572	1,061,673	905,041	10,199,815	468,508	210,543	(317,532)
MassMutual Premier Disciplined Growth Fund, Class I	853,869	700,003	984,310	569,562	6,658,183	138,181	832,558	(681,980)
MassMutual Premier Disciplined Value Fund, Class I	658,116	486,428	723,598	420,946	6,756,182	245,278	218,505	(81,223)
MassMutual Premier High Yield Fund, Class I	468,309	1,097,368	325,624	1,240,053	11,520,090	303,812	-	(174,562)
MassMutual Premier Inflation-Protected and Income Fund, Class I	714,327	607,273	556,941	764,659	8,258,315	113,954	-	(21,466)
MassMutual Premier International Equity Fund, Class I	468,702	344,227	228,567	584,362	6,994,815	75,679	242,344	(323,561)
MassMutual Premier Short-Duration Bond Fund, Class I	429,337	708,506	477,823	660,020	6,864,211	140,032	-	(29,524)
MassMutual Premier Strategic Emerging Markets Fund, Class I	476,187	445,300	94,271	827,216	8,933,928	49,378	-	(273,034)
MassMutual Premier U.S. Government Money Market Fund, Class R5	1,078,450	506,474	1,584,924	-	-	44	-	-
MassMutual Select Blue Chip Growth Fund, Class I	248,319	237,213	189,111	296,421	4,938,367	29,673	834,377	(241,542)
MassMutual Select Diversified International Fund, Class I	559,281	433,428	542,572	450,137	2,885,380	5,672	-	(415,585)
MassMutual Select Diversified Value Fund, Class I	310,146	206,861	210,598	306,409	4,565,490	76,323	-	(20,360)
MassMutual Select Focused Value Fund, Class I	186,792	191,288	140,793	237,287	4,366,081	80,729	656,271	(743,181)
MassMutual Select Fundamental Growth Fund, Class I	518,616	391,442	378,428	531,630	4,258,354	46,622	500,282	(204,935)
MassMutual Select Fundamental Value Fund, Class I	291,623	262,950	228,265	326,308	4,042,954	80,333	472,066	(470,436)
MassMutual Select Growth Opportunities Fund, Class I	239,284	215,894	165,187	289,991	3,137,698	-	350,999	(213,350)
MassMutual Select Large Cap Value Fund, Class I	440,494	409,913	338,718	511,689	3,689,278	117,718	471,697	(556,198)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	185,478	131,695	81,495	235,678	4,515,600	-	321,325	(118,525)
MassMutual Select Mid-Cap Value Fund, Class I	294,407	262,579	105,127	451,859	6,140,760	69,424	701,020	(316,903)
MassMutual Select Overseas Fund, Class I	1,490,710	1,191,915	699,734	1,982,891	15,625,179	229,408	-	(739,574)
MassMutual Select Small Cap Growth Equity Fund, Class I	161,572	177,743	80,390	258,925	3,376,376	-	616,998	(421,244)
MassMutual Select Small Cap Value Equity Fund, Class I	244,165	163,827	107,101	300,891	4,871,433	24,820	141,200	(70,181)
MassMutual Select Small Company Value Fund, Class I	123,162	131,108	71,785	182,485	2,062,077	12,241	408,349	(264,592)
MassMutual Select Strategic Bond Fund, Class I	221,891	219,569	46,065	395,395	4,218,868	79,091	-	(7,003)
MassMutual Select Total Return Bond Fund, Class I	337,311	229,691	92,797	474,205	4,945,960	83,826	10,579	(22,033)
MM MSCI EAFE International Index Fund, Class I	890,523	687,848	1,578,371	-	-	297,451	31,271	(1,022,629)
MM Russell 2000 Small Cap Index Fund, Class I	335,145	218,500	553,645	-	-	52,986	109,596	(72,958)
MM S&P Mid Cap Index Fund, Class I	390,516	286,543	677,059	-	-	78,375	247,118	8,488
MM Select Bond and Income Asset Fund, Class I	-	1,564,110	-	1,564,110	15,719,305	-	-	-
MM Select Equity Asset Fund, Class I	-	7,018,841	-	7,018,841	71,381,610	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	2,954,634	1,967,627	4,922,261	-	-	883,890	-	(2,440,331)
Oppenheimer Developing Markets Fund, Class I**	47,101	27,348	19,937	54,512	1,848,496	15,179	-	(172,252)

117

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2025 Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	384,725	318,471	703,196	-	$-	$131,314	$5,847	$246,299
Oppenheimer International Bond Fund, Class I**	419,190	671,916	451,801	639,305	3,797,471	177,294	-	(14,470)
Oppenheimer Real Estate Fund, Class I**	43,037	35,286	13,221	65,102	1,904,247	38,415	88,151	(20,891)

					$241,163,185	$4,407,976	$7,471,096	$(10,358,029)

MM RetireSMART 2030 Fund
Barings Global Floating Rate Fund, Class Y*	1,321,271	616,816	1,194,730	743,357	$6,980,125	$807,342	$-	$(527,146)
MassMutual Premier Core Bond Fund, Class I	2,269,259	672,605	1,740,309	1,201,555	13,541,529	790,049	355,040	(472,094)
MassMutual Premier Disciplined Growth Fund, Class I	2,611,518	946,790	2,563,402	994,906	11,630,447	375,956	2,265,184	(1,869,019)
MassMutual Premier Disciplined Value Fund, Class I	2,013,100	597,193	1,872,458	737,835	11,842,256	667,163	594,336	440,034
MassMutual Premier High Yield Fund, Class I	1,617,147	2,392,322	781,964	3,227,505	29,983,520	950,731	-	(1,022,932)
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,472,225	667,186	1,100,956	1,038,455	11,215,309	209,437	-	(168,665)
MassMutual Premier International Equity Fund, Class I	1,631,848	491,257	609,168	1,513,937	18,121,824	236,215	756,422	(2,147,796)
MassMutual Premier Short-Duration Bond Fund, Class I	760,069	800,393	937,811	622,651	6,475,568	217,497	-	(41,977)
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,558,839	741,124	326,923	1,973,040	21,308,827	143,356	-	(674,887)
MassMutual Premier U.S. Government Money Market Fund, Class R5	2,812,347	515,245	3,327,592	-	-	102	-	-
MassMutual Select Blue Chip Growth Fund, Class I	872,898	430,268	579,095	724,071	12,063,019	92,671	2,605,821	(480,457)
MassMutual Select Diversified International Fund, Class I	1,947,277	658,241	1,509,649	1,095,869	7,024,522	17,734	-	(1,667,243)
MassMutual Select Diversified Value Fund, Class I	1,089,633	282,397	595,111	776,919	11,576,100	238,269	-	333,054
MassMutual Select Focused Value Fund, Class I	528,574	286,805	370,042	445,337	8,194,202	201,823	1,640,685	(2,018,741)
MassMutual Select Fundamental Growth Fund, Class I	1,828,161	623,056	1,103,438	1,347,779	10,795,708	145,813	1,564,655	(693,101)
MassMutual Select Fundamental Value Fund, Class I	1,024,867	442,084	639,555	827,396	10,251,432	250,754	1,473,506	(1,099,488)
MassMutual Select Growth Opportunities Fund, Class I	837,667	364,179	466,649	735,197	7,954,830	-	1,096,291	(431,693)
MassMutual Select Large Cap Value Fund, Class I	1,547,837	698,129	948,589	1,297,377	9,354,087	367,604	1,472,998	(2,488,170)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	608,317	181,781	238,961	551,137	10,559,790	-	935,476	(272,900)
MassMutual Select Mid-Cap Value Fund, Class I	963,752	409,516	314,490	1,058,778	14,388,797	202,096	2,040,683	(92,588)
MassMutual Select Overseas Fund, Class I	5,190,155	1,803,350	1,852,150	5,141,355	40,513,878	717,200	-	(630,970)
MassMutual Select Small Cap Growth Equity Fund, Class I	592,419	340,473	249,166	683,726	8,915,787	-	2,017,517	(1,468,436)
MassMutual Select Small Cap Value Equity Fund, Class I	895,102	232,709	331,120	796,691	12,898,431	81,170	461,770	(270,060)
MassMutual Select Small Company Value Fund, Class I	453,486	256,339	226,822	483,003	5,457,929	39,994	1,334,186	(898,905)
MassMutual Select Strategic Bond Fund, Class I	425,777	250,743	119,570	556,950	5,942,658	133,723	-	(10,603)
MassMutual Select Total Return Bond Fund, Class I	678,359	190,588	201,259	667,688	6,963,983	141,819	17,898	(62,348)
MM MSCI EAFE International Index Fund, Class I	3,114,841	1,028,945	4,143,786	-	-	928,555	97,620	(3,230,308)
MM Russell 2000 Small Cap Index Fund, Class I	1,227,537	303,578	1,531,115	-	-	173,281	358,412	(626,166)

118

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2030 Fund (Continued)
MM S&P Mid Cap Index Fund, Class I	1,278,230	396,219	1,674,449	-	$-	$228,164	$719,410	$147,944
MM Select Bond and Income Asset Fund, Class I	-	2,333,350	-	2,333,350	23,450,168	-	-	-
MM Select Equity Asset Fund, Class I	-	17,493,885	-	17,493,885	177,912,812	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	9,475,667	3,196,974	12,672,641	-	-	2,300,959	-	(9,798,277)
Oppenheimer Developing Markets Fund, Class I**	161,683	32,020	58,113	135,590	4,597,852	47,834	-	(602,053)
Oppenheimer Global Real Estate Fund, Class I**	1,238,574	482,401	1,720,975	-	-	349,059	16,753	1,058,021
Oppenheimer International Bond Fund, Class I**	1,233,819	1,157,265	762,504	1,628,580	9,673,765	425,598	-	(198,472)
Oppenheimer Real Estate Fund, Class I**	137,895	55,876	42,276	151,495	4,431,240	100,417	256,762	(40,907)

					$534,020,395	$11,582,385	$22,081,425	$(32,027,349)

MM RetireSMART 2035 Fund
Barings Global Floating Rate Fund, Class Y*	216,195	205,105	232,533	188,767	$1,772,519	$163,545	$-	$(77,142)
MassMutual Premier Core Bond Fund, Class I	427,358	317,263	391,890	352,731	3,975,278	171,412	77,030	(93,376)
MassMutual Premier Disciplined Growth Fund, Class I	586,126	516,049	796,403	305,772	3,574,474	97,166	585,434	(435,515)
MassMutual Premier Disciplined Value Fund, Class I	451,657	356,946	581,617	226,986	3,643,126	172,476	153,649	20,117
MassMutual Premier High Yield Fund, Class I	268,380	733,564	183,223	818,721	7,605,921	184,340	-	(85,791)
MassMutual Premier Inflation-Protected and Income Fund, Class I	230,310	216,557	220,563	226,304	2,444,083	37,807	-	11,474
MassMutual Premier International Equity Fund, Class I	393,751	307,689	155,802	545,638	6,531,282	66,009	211,377	(251,757)
MassMutual Premier Short-Duration Bond Fund, Class I	140,474	236,155	217,801	158,828	1,651,814	46,138	-	(5,329)
MassMutual Premier Strategic Emerging Markets Fund, Class I	384,022	383,029	65,658	701,393	7,575,049	40,888	-	(176,735)
MassMutual Premier U.S. Government Money Market Fund, Class R5	556,108	262,611	818,719	-	-	23	-	-
MassMutual Select Blue Chip Growth Fund, Class I	228,642	237,026	183,313	282,355	4,704,027	27,768	780,817	(214,039)
MassMutual Select Diversified International Fund, Class I	470,664	396,525	462,126	405,063	2,596,453	4,935	-	(351,609)
MassMutual Select Diversified Value Fund, Class I	285,433	198,130	176,599	306,964	4,573,771	71,432	-	12,823
MassMutual Select Focused Value Fund, Class I	126,809	133,892	109,522	151,179	2,781,686	55,414	450,479	(547,427)
MassMutual Select Fundamental Growth Fund, Class I	478,129	373,994	319,579	532,544	4,265,681	43,629	468,161	(149,116)
MassMutual Select Fundamental Value Fund, Class I	268,296	250,658	191,826	327,128	4,053,117	75,187	441,825	(373,003)
MassMutual Select Growth Opportunities Fund, Class I	220,017	209,274	139,839	289,452	3,131,866	-	328,459	(169,418)
MassMutual Select Large Cap Value Fund, Class I	405,396	391,252	283,876	512,772	3,697,085	110,179	441,492	(463,922)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	148,466	109,396	61,861	196,001	3,755,386	-	262,067	(85,195)
MassMutual Select Mid-Cap Value Fund, Class I	235,485	218,680	78,446	375,719	5,106,016	56,627	571,797	(227,456)
MassMutual Select Overseas Fund, Class I	1,253,605	1,084,943	484,101	1,854,447	14,613,040	199,595	-	(562,822)
MassMutual Select Small Cap Growth Equity Fund, Class I	145,779	168,595	65,402	248,972	3,246,589	-	570,774	(340,907)
MassMutual Select Small Cap Value Equity Fund, Class I	220,213	155,081	86,187	289,107	4,680,644	22,965	130,647	(43,007)
MassMutual Select Small Company Value Fund, Class I	111,290	123,600	59,553	175,337	1,981,311	11,323	377,708	(206,651)

119

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2035 Fund (Continued)
MassMutual Select Strategic Bond Fund, Class I	79,018	108,171	36,077	151,112	$1,612,369	$28,860	$-	$(2,808)
MassMutual Select Total Return Bond Fund, Class I	129,528	93,873	42,189	181,212	1,890,044	30,544	3,855	(2,936)
MM MSCI EAFE International Index Fund, Class I	754,268	619,826	1,374,094	-	-	258,146	27,139	(868,534)
MM Russell 2000 Small Cap Index Fund, Class I	302,125	205,310	507,435	-	-	49,024	101,402	(35,911)
MM S&P Mid Cap Index Fund, Class I	312,159	250,249	562,408	-	-	63,936	201,592	8,957
MM Select Bond and Income Asset Fund, Class I	-	581,040	-	581,040	5,839,452	-	-	-
MM Select Equity Asset Fund, Class I	-	6,012,735	-	6,012,735	61,149,514	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	2,191,242	1,589,557	3,780,799	-	-	700,640	-	(1,874,869)
Oppenheimer Developing Markets Fund, Class I**	38,546	22,993	14,835	46,704	1,583,725	12,913	-	(148,694)
Oppenheimer Global Real Estate Fund, Class I**	286,878	251,009	537,887	-	-	103,708	4,581	185,426
Oppenheimer International Bond Fund, Class I**	219,339	400,512	176,093	443,758	2,635,923	100,499	-	(12,619)
Oppenheimer Real Estate Fund, Class I**	31,884	28,468	7,560	52,792	1,544,168	30,270	69,039	(10,732)

					$178,215,413	$3,037,398	$6,259,324	$(7,578,523)

MM RetireSMART 2040 Fund
Barings Global Floating Rate Fund, Class Y*	461,714	212,968	401,762	272,920	$2,562,722	$281,003	$-	$(163,412)
MassMutual Premier Core Bond Fund, Class I	1,031,928	339,236	762,921	608,243	6,854,898	355,393	159,710	(196,345)
MassMutual Premier Disciplined Growth Fund, Class I	1,387,125	555,948	1,582,336	360,737	4,217,016	199,006	1,199,037	(1,009,171)
MassMutual Premier Disciplined Value Fund, Class I	1,069,348	357,041	1,157,981	268,408	4,307,941	353,178	314,626	244,404
MassMutual Premier High Yield Fund, Class I	561,371	916,262	293,768	1,183,865	10,998,106	326,429	-	(332,952)
MassMutual Premier Inflation-Protected and Income Fund, Class I	457,862	221,242	393,207	285,897	3,087,683	64,930	-	(41,134)
MassMutual Premier International Equity Fund, Class I	1,013,810	340,806	385,041	969,575	11,605,813	147,397	472,001	(1,285,611)
MassMutual Premier Short-Duration Bond Fund, Class I	333,056	345,843	432,705	246,194	2,560,414	93,702	-	(16,190)
MassMutual Premier Strategic Emerging Markets Fund, Class I	990,736	506,661	215,953	1,281,444	13,839,592	91,275	-	(476,420)
MassMutual Premier U.S. Government Money Market Fund, Class R5	1,396,893	249,658	1,646,551	-	-	50	-	-
MassMutual Select Blue Chip Growth Fund, Class I	632,413	336,782	418,772	550,423	9,170,052	66,584	1,872,274	(361,100)
MassMutual Select Diversified International Fund, Class I	1,211,997	460,243	960,216	712,024	4,564,073	11,036	-	(1,005,785)
MassMutual Select Diversified Value Fund, Class I	789,658	222,451	409,118	602,991	8,984,567	171,217	-	225,519
MassMutual Select Focused Value Fund, Class I	322,426	175,842	235,362	262,906	4,837,472	122,016	991,908	(1,254,862)
MassMutual Select Fundamental Growth Fund, Class I	1,323,867	480,576	758,578	1,045,865	8,377,378	104,699	1,123,474	(478,850)
MassMutual Select Fundamental Value Fund, Class I	742,512	339,109	438,927	642,694	7,962,973	180,206	1,058,944	(759,422)
MassMutual Select Growth Opportunities Fund, Class I	607,325	281,320	320,372	568,273	6,148,712	-	787,643	(289,347)
MassMutual Select Large Cap Value Fund, Class I	1,122,131	535,643	650,410	1,007,364	7,263,097	264,153	1,058,467	(1,690,403)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	385,518	123,902	153,988	355,432	6,810,068	-	590,392	(186,845)
MassMutual Select Mid-Cap Value Fund, Class I	611,200	277,929	206,472	682,657	9,277,312	127,556	1,288,009	(101,375)

120

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2040 Fund (Continued)
MassMutual Select Overseas Fund, Class I	3,226,990	1,262,858	1,199,041	3,290,807	$25,931,562	$446,363	$-	$(775,752)
MassMutual Select Small Cap Growth Equity Fund, Class I	380,990	233,519	158,858	455,651	5,941,683	-	1,294,358	(918,309)
MassMutual Select Small Cap Value Equity Fund, Class I	576,371	165,356	211,039	530,688	8,591,836	52,083	296,297	(181,703)
MassMutual Select Small Company Value Fund, Class I	291,916	174,928	145,042	321,802	3,636,365	25,669	856,327	(573,251)
MassMutual Select Strategic Bond Fund, Class I	190,934	156,528	87,202	260,260	2,776,975	59,961	-	(9,377)
MassMutual Select Total Return Bond Fund, Class I	317,907	110,578	116,420	312,065	3,254,835	63,516	8,016	(20,255)
MM MSCI EAFE International Index Fund, Class I	1,943,084	721,651	2,664,735	-	-	576,425	60,600	(2,100,154)
MM Russell 2000 Small Cap Index Fund, Class I	790,014	216,398	1,006,412	-	-	111,196	229,997	(435,489)
MM S&P Mid Cap Index Fund, Class I	809,975	292,897	1,102,872	-	-	144,017	454,089	57,412
MM Select Bond and Income Asset Fund, Class I	-	984,190	-	984,190	9,891,110	-	-	-
MM Select Equity Asset Fund, Class I	-	11,186,095	-	11,186,095	113,762,583	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	5,454,483	2,149,668	7,604,151	-	-	1,379,267	-	(5,550,575)
Oppenheimer Developing Markets Fund, Class I**	101,818	23,047	37,699	87,166	2,955,812	30,212	-	(383,491)
Oppenheimer Global Real Estate Fund, Class I**	707,812	305,585	1,013,397	-	-	208,709	10,007	616,724
Oppenheimer International Bond Fund, Class I**	508,717	550,280	328,084	730,913	4,341,621	185,198	-	(67,675)
Oppenheimer Real Estate Fund, Class I**	78,982	33,167	20,101	92,048	2,692,413	60,108	152,592	(21,249)

					$317,206,684	$6,302,554	$14,278,768	$(19,542,445)

MM RetireSMART 2045 Fund
Barings Global Floating Rate Fund, Class Y*	65,889	77,046	75,468	67,467	$633,512	$53,331	$-	$(20,287)
MassMutual Premier Core Bond Fund, Class I	169,488	167,810	144,419	192,879	2,173,752	71,293	32,038	(31,039)
MassMutual Premier Disciplined Growth Fund, Class I	284,773	245,376	445,640	84,509	987,914	46,152	278,069	(146,170)
MassMutual Premier Disciplined Value Fund, Class I	219,478	170,081	326,707	62,852	1,008,776	81,927	72,983	97,407
MassMutual Premier High Yield Fund, Class I	81,974	256,753	47,533	291,194	2,705,191	59,470	-	(21,678)
MassMutual Premier Inflation-Protected and Income Fund, Class I	60,730	68,723	67,544	61,909	668,616	10,575	-	11,668
MassMutual Premier International Equity Fund, Class I	227,087	175,289	89,031	313,345	3,750,734	37,521	120,149	(151,384)
MassMutual Premier Short-Duration Bond Fund, Class I	53,783	110,424	89,749	74,458	774,359	18,492	-	(1,203)
MassMutual Premier Strategic Emerging Markets Fund, Class I	227,830	223,997	35,681	416,146	4,494,372	23,793	-	(99,740)
MassMutual Premier U.S. Government Money Market Fund, Class R5	236,659	135,596	372,255	-	-	10	-	-
MassMutual Select Blue Chip Growth Fund, Class I	151,515	157,152	114,485	194,182	3,235,074	18,072	508,188	(132,110)
MassMutual Select Diversified International Fund, Class I	271,628	226,836	264,447	234,017	1,500,048	2,803	-	(203,010)
MassMutual Select Diversified Value Fund, Class I	188,825	130,804	106,577	213,052	3,174,474	46,489	-	5,657
MassMutual Select Focused Value Fund, Class I	71,636	75,173	63,185	83,624	1,538,687	30,618	248,901	(314,199)
MassMutual Select Fundamental Growth Fund, Class I	316,301	245,311	192,054	369,558	2,960,159	28,343	304,142	(92,574)
MassMutual Select Fundamental Value Fund, Class I	177,855	165,064	115,711	227,208	2,815,108	48,944	287,611	(226,078)

121

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2045 Fund (Continued)
MassMutual Select Growth Opportunities Fund, Class I	145,426	138,282	83,352	200,356	$2,167,853	$-	$213,780	$(99,131)
MassMutual Select Large Cap Value Fund, Class I	268,405	258,773	171,123	356,055	2,567,157	71,709	287,343	(292,214)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	86,925	64,237	35,612	115,550	2,213,948	-	151,066	(52,258)
MassMutual Select Mid-Cap Value Fund, Class I	138,015	128,433	44,915	221,533	3,010,629	32,644	329,631	(132,092)
MassMutual Select Overseas Fund, Class I	723,451	615,069	275,220	1,063,300	8,378,808	113,399	-	(318,681)
MassMutual Select Small Cap Growth Equity Fund, Class I	86,847	101,919	39,546	149,220	1,945,829	-	334,973	(207,803)
MassMutual Select Small Cap Value Equity Fund, Class I	131,283	92,831	50,867	173,247	2,804,869	13,474	76,656	(24,639)
MassMutual Select Small Company Value Fund, Class I	66,453	74,819	36,162	105,110	1,187,742	6,649	221,784	(133,977)
MassMutual Select Strategic Bond Fund, Class I	30,464	67,261	21,553	76,172	812,755	11,987	-	(1,861)
MassMutual Select Total Return Bond Fund, Class I	53,379	56,653	18,659	91,373	953,025	12,661	1,598	(1,987)
MM MSCI EAFE International Index Fund, Class I	436,302	352,678	788,980	-	-	146,323	15,383	(473,450)
MM Russell 2000 Small Cap Index Fund, Class I	179,822	123,581	303,403	-	-	28,771	59,508	(5,595)
MM S&P Mid Cap Index Fund, Class I	183,022	153,853	336,875	-	-	36,858	116,215	11,651
MM Select Bond and Income Asset Fund, Class I	-	258,100	-	258,100	2,593,905	-	-	-
MM Select Equity Asset Fund, Class I	-	3,527,673	-	3,527,673	35,876,438	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,168,034	953,813	2,121,847	-	-	400,537	-	(1,034,728)
Oppenheimer Developing Markets Fund, Class I**	22,120	13,035	7,779	27,376	928,311	7,263	-	(77,035)
Oppenheimer Global Real Estate Fund, Class I**	151,546	142,331	293,877	-	-	57,259	2,482	110,942
Oppenheimer International Bond Fund, Class I**	76,242	199,910	73,839	202,313	1,201,737	43,153	-	(631)
Oppenheimer Real Estate Fund, Class I**	16,934	15,551	3,370	29,115	851,624	16,755	37,480	(4,922)

					$99,915,406	$1,577,275	$3,699,980	$(4,063,151)

MM RetireSMART 2050 Fund
Barings Global Floating Rate Fund, Class Y*	65,429	48,533	65,368	48,594	$456,299	$44,222	$-	$(21,513)
MassMutual Premier Core Bond Fund, Class I	164,278	117,968	141,149	141,097	1,590,164	56,243	25,275	(25,904)
MassMutual Premier Disciplined Growth Fund, Class I	525,620	302,791	707,243	121,168	1,416,459	77,269	465,557	(318,140)
MassMutual Premier Disciplined Value Fund, Class I	405,247	204,341	519,204	90,384	1,450,666	137,147	122,177	163,981
MassMutual Premier High Yield Fund, Class I	76,145	184,004	50,796	209,353	1,944,887	45,241	-	(13,576)
MassMutual Premier Inflation-Protected and Income Fund, Class I	54,621	46,652	58,357	42,916	463,497	8,365	-	12,192
MassMutual Premier International Equity Fund, Class I	416,552	218,954	150,088	485,418	5,810,453	62,910	201,454	(403,793)
MassMutual Premier U.S. Government Money Market Fund, Class R5	221,292	61,546	282,838	-	-	8	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	50,292	91,950	87,990	54,252	564,216	14,560	-	(431)
MassMutual Premier Strategic Emerging Markets Fund, Class I	414,561	304,072	73,610	645,023	6,966,250	39,540	-	(139,415)
MassMutual Select Blue Chip Growth Fund, Class I	279,398	208,829	183,487	304,740	5,076,971	30,265	851,010	(154,131)

122

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2050 Fund (Continued)
MassMutual Select Diversified International Fund, Class I	499,111	288,158	423,320	363,949	$2,332,911	$4,698	$-	$(404,425)
MassMutual Select Diversified Value Fund, Class I	348,981	155,465	170,142	334,304	4,981,131	77,832	-	71,906
MassMutual Select Focused Value Fund, Class I	132,088	97,854	100,638	129,304	2,379,186	51,167	415,953	(522,240)
MassMutual Select Fundamental Growth Fund, Class I	584,315	309,940	314,458	579,797	4,644,170	47,539	510,122	(181,878)
MassMutual Select Fundamental Value Fund, Class I	327,962	211,942	183,407	356,497	4,417,004	81,920	481,383	(338,756)
MassMutual Select Growth Opportunities Fund, Class I	268,928	181,108	135,836	314,200	3,399,644	-	357,975	(167,066)
MassMutual Select Large Cap Value Fund, Class I	496,099	333,303	270,706	558,696	4,028,198	120,057	481,072	(606,540)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	160,581	78,377	59,410	179,548	3,440,140	-	253,095	(97,665)
MassMutual Select Mid-Cap Value Fund, Class I	254,908	164,179	75,159	343,928	4,673,975	54,677	552,104	(186,046)
MassMutual Select Overseas Fund, Class I	1,327,387	784,512	464,281	1,647,618	12,983,232	190,038	-	(670,271)
MassMutual Select Small Cap Growth Equity Fund, Class I	159,912	133,827	61,531	232,208	3,027,995	-	559,607	(351,721)
MassMutual Select Small Cap Value Equity Fund, Class I	241,907	109,234	81,962	269,179	4,358,010	22,515	128,087	(45,199)
MassMutual Select Small Company Value Fund, Class I	122,156	98,880	57,759	163,277	1,845,025	11,097	370,180	(216,522)
MassMutual Select Strategic Bond Fund, Class I	27,575	62,862	34,235	56,202	599,674	9,460	-	(1,047)
MassMutual Select Total Return Bond Fund, Class I	57,476	46,260	36,337	67,399	702,969	9,996	1,262	17
MM MSCI EAFE International Index Fund, Class I	802,797	440,724	1,243,521	-	-	245,204	25,778	(1,011,202)
MM Russell 2000 Small Cap Index Fund, Class I	331,450	142,117	473,567	-	-	48,064	99,416	(108,132)
MM S&P Mid Cap Index Fund, Class I	337,597	196,452	534,049	-	-	61,742	194,676	35,959
MM Select Bond and Income Asset Fund, Class I	-	192,050	-	192,050	1,930,102	-	-	-
MM Select Equity Asset Fund, Class I	-	5,438,318	-	5,438,318	55,307,693	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	2,116,174	1,236,432	3,352,606	-	-	638,663	-	(2,037,084)
Oppenheimer Developing Markets Fund, Class I**	41,846	14,751	14,061	42,536	1,442,381	12,776	-	(150,370)
Oppenheimer Global Real Estate Fund, Class I**	278,969	171,497	450,466	-	-	92,693	4,173	210,494
Oppenheimer International Bond Fund, Class I**	49,928	153,999	55,371	148,556	882,424	34,369	-	4,014
Oppenheimer Real Estate Fund, Class I**	30,937	20,218	5,106	46,049	1,346,923	26,995	63,349	(10,652)

					$144,462,649	$2,357,272	$6,163,705	$(7,685,156)

MM RetireSMART 2055 Fund
Barings Global Floating Rate Fund, Class Y*	6,444	11,714	9,292	8,866	$83,250	$6,043	$-	$(1,584)
MassMutual Premier Core Bond Fund, Class I	17,126	31,038	20,549	27,615	311,221	7,356	3,306	(3,540)
MassMutual Premier Disciplined Growth Fund, Class I	55,368	95,685	119,300	31,753	371,193	10,127	61,013	(20,490)
MassMutual Premier Disciplined Value Fund, Class I	42,673	68,269	87,463	23,479	376,844	17,983	16,019	37,057
MassMutual Premier High Yield Fund, Class I	8,404	40,870	10,831	38,443	357,139	6,476	-	(2,854)
MassMutual Premier Inflation-Protected and Income Fund, Class I	5,758	11,417	8,949	8,226	88,839	1,085	-	2,465
MassMutual Premier International Equity Fund, Class I	44,123	67,099	20,598	90,624	1,084,773	8,218	26,318	(19,974)

123

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2055 Fund (Continued)
MassMutual Premier Short-Duration Bond Fund, Class I	5,304	19,025	13,571	10,758	$111,882	$1,915	$-	$349
MassMutual Premier Strategic Emerging Markets Fund, Class I	45,398	83,610	10,328	118,680	1,281,748	5,296	-	(24,151)
MassMutual Premier U.S. Government Money Market Fund, Class R5	23,312	19,326	42,638	-	-	1	-	-
MassMutual Select Blue Chip Growth Fund, Class I	29,554	55,987	28,259	57,282	954,319	3,922	110,287	(48,305)
MassMutual Select Diversified International Fund, Class I	52,886	85,784	67,925	70,745	453,473	608	-	(39,790)
MassMutual Select Diversified Value Fund, Class I	36,761	50,497	24,647	62,611	932,904	10,095	-	(6,047)
MassMutual Select Focused Value Fund, Class I	14,011	26,301	15,742	24,570	452,094	6,662	54,156	(66,298)
MassMutual Select Fundamental Growth Fund, Class I	61,321	91,142	43,874	108,589	869,800	6,131	65,790	(23,142)
MassMutual Select Fundamental Value Fund, Class I	34,633	59,403	27,248	66,788	827,500	10,627	62,451	(56,405)
MassMutual Select Growth Opportunities Fund, Class I	28,498	50,600	20,318	58,780	636,001	-	46,362	(29,559)
MassMutual Select Large Cap Value Fund, Class I	52,240	92,782	40,358	104,664	754,628	15,561	62,352	(56,977)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	16,862	23,881	7,733	33,010	632,470	-	32,766	(12,867)
MassMutual Select Mid-Cap Value Fund, Class I	26,828	45,836	9,491	63,173	858,515	7,080	71,492	(27,974)
MassMutual Select Overseas Fund, Class I	140,887	231,968	65,313	307,542	2,423,434	24,600	-	(62,914)
MassMutual Select Small Cap Growth Equity Fund, Class I	16,944	34,842	9,165	42,621	555,780	-	72,895	(50,435)
MassMutual Select Small Cap Value Equity Fund, Class I	25,550	34,950	11,147	49,353	799,025	2,932	16,683	(11,406)
MassMutual Select Small Company Value Fund, Class I	12,843	25,107	7,991	29,959	338,537	1,447	48,281	(30,753)
MassMutual Select Strategic Bond Fund, Class I	2,906	13,173	5,792	10,287	109,759	1,222	-	199
MassMutual Select Total Return Bond Fund, Class I	5,856	11,161	4,681	12,336	128,660	1,287	162	(116)
MM MSCI EAFE International Index Fund, Class I	85,098	134,784	219,882	-	-	31,779	3,341	(70,652)
MM Russell 2000 Small Cap Index Fund, Class I	35,011	46,930	81,941	-	-	6,258	12,945	16,340
MM S&P Mid Cap Index Fund, Class I	35,588	59,507	95,095	-	-	7,997	25,217	2,853
MM Select Bond and Income Asset Fund, Class I	-	32,570	-	32,570	327,329	-	-	-
MM Select Equity Asset Fund, Class I	-	959,667	-	959,667	9,759,813	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	223,578	288,595	512,173	-	-	96,009	-	(178,000)
Oppenheimer Developing Markets Fund, Class I**	4,102	4,551	1,229	7,424	251,748	1,471	-	(9,869)
Oppenheimer Global Real Estate Fund, Class I**	29,153	49,513	78,666	-	-	13,640	542	25,351
Oppenheimer International Bond Fund, Class I**	5,543	30,185	9,388	26,340	156,459	5,143	-	1,181
Oppenheimer Real Estate Fund, Class I**	3,252	5,443	576	8,119	237,492	4,094	8,035	(827)

					$26,526,629	$323,065	$800,413	$(769,134)

MM RetireSMART 2060 Fund
Barings Global Floating Rate Fund, Class Y*	-	8,725	5,404	3,321	$31,180	$3,077	$-	$342
MassMutual Premier Core Bond Fund, Class I	-	17,039	7,708	9,331	105,164	4,534	2,038	(590)
MassMutual Premier Disciplined Growth Fund, Class I	-	49,676	43,476	6,200	72,473	6,087	36,677	(37,145)
MassMutual Premier Disciplined Value Fund, Class I	-	36,743	32,049	4,694	75,336	10,851	9,666	3,052

124

Notes to Financial Statements (Continued)

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2060 Fund (Continued)
MassMutual Premier High Yield Fund, Class I	-	15,384	862	14,522	$134,911	$3,497	$-	$(145)
MassMutual Premier Inflation-Protected and Income Fund, Class I	-	6,658	3,804	2,854	30,822	665	-	1,534
MassMutual Premier International Equity Fund, Class I	-	40,340	7,282	33,058	395,707	4,996	15,997	(2,756)
MassMutual Premier Short-Duration Bond Fund, Class I	-	10,185	6,665	3,520	36,612	1,154	-	(196)
MassMutual Premier Strategic Emerging Markets Fund, Class I	-	45,407	1,007	44,400	479,523	3,106	-	(184)
MassMutual Premier U.S. Government Money Market Fund, Class R5	-	20,184	20,184	-	-	1	-	-
MassMutual Select Blue Chip Growth Fund, Class I	-	30,695	9,964	20,731	345,385	2,361	66,389	(27,005)
MassMutual Select Diversified International Fund, Class I	-	49,806	25,662	24,144	154,762	373	-	(5,376)
MassMutual Select Diversified Value Fund, Class I	-	31,060	8,255	22,805	339,801	6,125	-	(121)
MassMutual Select Focused Value Fund, Class I	-	14,385	5,646	8,739	160,796	4,155	33,776	(16,743)
MassMutual Select Fundamental Growth Fund, Class I	-	53,233	13,693	39,540	316,715	3,556	38,159	(11,539)
MassMutual Select Fundamental Value Fund, Class I	-	34,205	9,894	24,311	301,209	6,475	38,051	(12,322)
MassMutual Select Growth Opportunities Fund, Class I	-	28,343	6,893	21,450	232,091	-	27,942	(9,861)
MassMutual Select Large Cap Value Fund, Class I	-	52,512	14,407	38,105	274,740	9,393	37,639	(14,376)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	-	14,769	2,504	12,265	234,999	-	19,764	(7,611)
MassMutual Select Mid-Cap Value Fund, Class I	-	26,455	2,881	23,574	320,367	4,283	43,247	(7,890)
MassMutual Select Overseas Fund, Class I	-	132,816	20,604	112,212	884,229	15,185	-	(4,585)
MassMutual Select Small Cap Growth Equity Fund, Class I	-	18,322	2,445	15,877	207,041	-	43,581	(11,188)
MassMutual Select Small Cap Value Equity Fund, Class I	-	21,544	3,023	18,521	299,849	1,754	9,981	(5,803)
MassMutual Select Small Company Value Fund, Class I	-	13,262	2,031	11,231	126,913	870	29,035	(8,145)
MassMutual Select Strategic Bond Fund, Class I	-	4,985	1,087	3,898	41,596	736	-	(68)
MassMutual Select Total Return Bond Fund, Class I	-	5,271	603	4,668	48,689	764	97	(12)
MM MSCI EAFE International Index Fund, Class I	-	79,255	79,255	-	-	19,726	2,074	(31,563)
MM Russell 2000 Small Cap Index Fund, Class I	-	29,192	29,192	-	-	3,720	7,695	686
MM S&P Mid Cap Index Fund, Class I	-	34,049	34,049	-	-	4,846	15,279	(5,269)
MM Select Bond and Income Asset Fund, Class I	-	14,060	-	14,060	141,303	-	-	-
MM Select Equity Asset Fund, Class I	-	387,041	-	387,041	3,936,208	-	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class I**	-	252,630	252,630	-	-	45,359	-	(31,724)
Oppenheimer Developing Markets Fund, Class I**	-	3,785	727	3,058	103,689	1,003	-	(2,258)
Oppenheimer Global Real Estate Fund, Class I**	-	32,577	32,577	-	-	6,987	337	13,627
Oppenheimer International Bond Fund, Class I**	-	14,143	3,738	10,405	61,803	2,344	-	960
Oppenheimer Real Estate Fund, Class I**	-	3,258	192	3,066	89,683	2,006	5,072	110

					$9,983,596	$179,989	$482,496	$(234,164)

*	Fund advised by Barings LLC. Effective 9/12/2016, Babson Capital Management LLC was renamed Barings LLC.
**	Fund advised by OFI Global Asset Management, Inc.

125

Notes to Financial Statements (Continued)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

126

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund, MassMutual RetireSMART 2055 Fund, and MassMutual RetireSMART 2060 Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended September 30, 2016, the nine months ended September 30, 2015, and the year ended December 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for the year ended September 30, 2016, the nine months ended September 30, 2015, and the year ended December 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2016

127

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC.	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2003	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

128

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

129

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 61	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), MassMutual International LLC.	94	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (2013-2016), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016) and portfolio manager (since 2014), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).	94

Renee Hitchcock Age: 45	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	94

Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

130

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				94

Eric H. Wietsma Age: 50	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 45	Vice President	Since 2016	Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as an employee of MassMutual.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

131

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2016, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM RetireSMART Conservative Fund	10.94%
MM RetireSMART Moderate Fund	22.82%
MM RetireSMART Moderate Growth Fund	34.99%
MM RetireSMART Growth Fund	48.53%
MM RetireSMART In Retirement Fund	14.16%
MM RetireSMART 2010 Fund	16.60%
MM RetireSMART 2015 Fund	20.87%
MM RetireSMART 2020 Fund	26.46%
MM RetireSMART 2025 Fund	33.90%
MM RetireSMART 2030 Fund	36.35%
MM RetireSMART 2035 Fund	38.56%
MM RetireSMART 2040 Fund	40.26%
MM RetireSMART 2045 Fund	37.10%
MM RetireSMART 2050 Fund	42.02%
MM RetireSMART 2055 Fund	39.11%
MM RetireSMART 2060 Fund	35.87%

For the year ended September 30, 2016, the following Fund(s) earned the following foreign sources of income:

Amount
MM RetireSMART Conservative Fund	$525,044
MM RetireSMART Moderate Fund	1,897,096
MM RetireSMART Moderate Growth Fund	2,361,250
MM RetireSMART Growth Fund	954,916
MM RetireSMART In Retirement Fund	261,658
MM RetireSMART 2010 Fund	378,345
MM RetireSMART 2015 Fund	478,245
MM RetireSMART 2020 Fund	3,176,050
MM RetireSMART 2025 Fund	1,364,471
MM RetireSMART 2030 Fund	4,241,465
MM RetireSMART 2035 Fund	1,182,135
MM RetireSMART 2040 Fund	2,641,145
MM RetireSMART 2045 Fund	671,977
MM RetireSMART 2050 Fund	1,125,568
MM RetireSMART 2055 Fund	146,227
MM RetireSMART 2060 Fund	89,969

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2016:

Qualified Dividend Income
MM RetireSMART Conservative Fund	$885,408
MM RetireSMART Moderate Fund	2,969,633
MM RetireSMART Moderate Growth Fund	3,442,928
MM RetireSMART Growth Fund	1,398,754
MM RetireSMART In Retirement Fund	446,403
MM RetireSMART 2010 Fund	589,167

132

Federal Tax Information (Unaudited) (Continued)

Qualified Dividend Income
MM RetireSMART 2015 Fund	$720,003
MM RetireSMART 2020 Fund	5,065,654
MM RetireSMART 2025 Fund	2,073,196
MM RetireSMART 2030 Fund	6,165,097
MM RetireSMART 2035 Fund	1,723,256
MM RetireSMART 2040 Fund	3,862,698
MM RetireSMART 2045 Fund	985,897
MM RetireSMART 2050 Fund	1,649,523
MM RetireSMART 2055 Fund	214,477
MM RetireSMART 2060 Fund	130,304

133

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2016, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MML Advisers (the “Independent Trustees”), re-approved the existing advisory agreements (collectively, the “Contracts”) for each of the MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, MM RetireSMART Growth Fund, MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund. In preparation for the meetings, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials, or during the course of the past year, detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

134

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2015. The three-year periods do not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that all of the MM RetireSMART target-date Funds, including the MM RetireSMART In Retirement Fund, had achieved fourth-quartile comparative performance in the one-year period, although comparative performance was generally more favorable for the three-year period ranging from the second to the third quartile (42nd to 71st percentiles) for each of the Funds except the MM RetireSMART 2055 Fund, which did not yet have a three-year period of performance. MML Advisers noted that small differences in performance among funds in this space can result in significant relative underperformance by ranking. MML Advisers noted that the trends in 2015 were a continuation of trends that began in 2014. MML Advisers noted that many peer target-date funds have benefited from relatively large exposures to large cap U.S. equities. He noted that the MM RetireSMART target-date Funds’ exposures to commodities, emerging market equities, and small-cap stocks, have hurt short-term relative performance of the Funds, but that MML Advisers continues to believe that the Funds provide important long-term diversification benefits. MML Advisers noted that the total net expense ratios for the MM RetireSMART target-date Funds range from the second to the fourth comparative quartiles. The Committee considered MML Advisers’ view that the Funds’ total net expenses are high relative to peer funds because of the Funds’ relatively low exposure to fixed-income funds, which tend to have lower expenses, and the Third Party’s statement that the Funds have relatively high recordkeeping payments (Rule 12b-1 and administrative service fees).

The Committee noted that the total net expense ratios for all of the MM RetireSMART target-risk Funds were in the second comparative quartile. MML Advisers noted that the same factors that detracted from the relative performance of the MM RetireSMART target-date Funds, including relatively high exposures to commodities, emerging markets, and small-cap stocks, also detracted from the relative performance of the MM RetireSMART target-risk Funds, and that those Funds also performed as expected in 2015. The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

135

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2016:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Conservative Fund
Class I	$1,000	0.02%	$1,044.00	$0.10	$1,024.90	$0.10
Class R5	1,000	0.12%	1,043.00	0.61	1,024.40	0.61
Service Class	1,000	0.22%	1,041.90	1.12	1,023.90	1.11
Administrative Class	1,000	0.32%	1,041.90	1.63	1,023.40	1.62
Class A	1,000	0.57%	1,039.70	2.91	1,022.20	2.88
Class R4	1,000	0.47%	1,041.00	2.40	1,022.70	2.38
Class R3	1,000	0.72%	1,040.00	3.67	1,021.40	3.64

136

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Moderate Fund
Class I	$1,000	0.04%	$1,051.90	$0.21	$1,024.80	$0.20
Class R5	1,000	0.14%	1,053.00	0.72	1,024.30	0.71
Service Class	1,000	0.24%	1,051.80	1.23	1,023.80	1.21
Administrative Class	1,000	0.34%	1,050.70	1.74	1,023.30	1.72
Class A	1,000	0.59%	1,049.50	3.02	1,022.10	2.98
Class R4	1,000	0.49%	1,049.70	2.51	1,022.60	2.48
Class R3	1,000	0.74%	1,048.70	3.79	1,021.30	3.74
MM RetireSMART Moderate Growth Fund
Class I	1,000	0.04%	1,061.10	0.21	1,024.80	0.20
Class R5	1,000	0.14%	1,061.10	0.72	1,024.30	0.71
Service Class	1,000	0.24%	1,059.90	1.24	1,023.80	1.21
Administrative Class	1,000	0.34%	1,059.90	1.75	1,023.30	1.72
Class A	1,000	0.59%	1,057.50	3.03	1,022.10	2.98
Class R4	1,000	0.49%	1,059.00	2.52	1,022.60	2.48
Class R3	1,000	0.74%	1,058.00	3.81	1,021.30	3.74
MM RetireSMART Growth Fund
Class I	1,000	0.07%	1,063.30	0.36	1,024.70	0.35
Class R5	1,000	0.17%	1,062.20	0.88	1,024.20	0.86
Service Class	1,000	0.27%	1,062.10	1.39	1,023.70	1.37
Administrative Class	1,000	0.37%	1,061.10	1.91	1,023.20	1.87
Class A	1,000	0.62%	1,060.10	3.19	1,021.90	3.13
Class R4	1,000	0.52%	1,060.40	2.68	1,022.40	2.63
Class R3	1,000	0.77%	1,059.50	3.96	1,021.20	3.89
MM RetireSMART In Retirement Fund
Class I	1,000	0.06%	1,044.10	0.31	1,024.70	0.30
Class R5	1,000	0.16%	1,044.00	0.82	1,024.20	0.81
Service Class	1,000	0.26%	1,043.00	1.33	1,023.70	1.32
Administrative Class	1,000	0.36%	1,043.10	1.84	1,023.20	1.82
Class A	1,000	0.61%	1,041.50	3.11	1,022.00	3.08
Class R4	1,000	0.51%	1,041.70	2.60	1,022.50	2.58
Class R3	1,000	0.76%	1,041.10	3.88	1,021.20	3.84
MM RetireSMART 2010 Fund
Class I	1,000	0.04%	1,047.20	0.20	1,024.80	0.20
Class R5	1,000	0.14%	1,046.90	0.72	1,024.30	0.71
Service Class	1,000	0.24%	1,045.90	1.23	1,023.80	1.21
Administrative Class	1,000	0.34%	1,045.10	1.74	1,023.30	1.72
Class A	1,000	0.59%	1,043.60	3.01	1,022.10	2.98
Class R4	1,000	0.49%	1,044.80	2.50	1,022.60	2.48
Class R3	1,000	0.74%	1,043.50	3.78	1,021.30	3.74
MM RetireSMART 2015 Fund
Class I	1,000	0.06%	1,049.40	0.31	1,024.70	0.30
Class R5	1,000	0.16%	1,049.50	0.82	1,024.20	0.81
Service Class	1,000	0.26%	1,047.50	1.33	1,023.70	1.32
Administrative Class	1,000	0.36%	1,047.70	1.84	1,023.20	1.82
Class A	1,000	0.61%	1,046.20	3.12	1,022.00	3.08
Class R4	1,000	0.51%	1,046.30	2.61	1,022.50	2.58
Class R3	1,000	0.76%	1,045.50	3.89	1,021.20	3.84

137

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2020 Fund
Class I	$1,000	0.04%	$1,053.50	$0.21	$1,024.80	$0.20
Class R5	1,000	0.14%	1,052.60	0.72	1,024.30	0.71
Service Class	1,000	0.24%	1,051.60	1.23	1,023.80	1.21
Administrative Class	1,000	0.34%	1,050.80	1.74	1,023.30	1.72
Class A	1,000	0.59%	1,050.30	3.02	1,022.10	2.98
Class R4	1,000	0.49%	1,050.80	2.51	1,022.60	2.48
Class R3	1,000	0.74%	1,049.70	3.79	1,021.30	3.74
MM RetireSMART 2025 Fund
Class I	1,000	0.01%	1,058.80	0.05	1,025.00	0.05
Class R5	1,000	0.11%	1,057.90	0.57	1,024.50	0.56
Service Class	1,000	0.21%	1,057.00	1.08	1,024.00	1.06
Administrative Class	1,000	0.31%	1,057.10	1.59	1,023.50	1.57
Class A	1,000	0.56%	1,054.90	2.88	1,022.20	2.83
Class R4	1,000	0.46%	1,056.00	2.36	1,022.70	2.33
Class R3	1,000	0.71%	1,054.30	3.65	1,021.50	3.59
MM RetireSMART 2030 Fund
Class I	1,000	0.04%	1,060.40	0.21	1,024.80	0.20
Class R5	1,000	0.14%	1,060.60	0.72	1,024.30	0.71
Service Class	1,000	0.24%	1,059.60	1.24	1,023.80	1.21
Administrative Class	1,000	0.34%	1,059.60	1.75	1,023.30	1.72
Class A	1,000	0.59%	1,057.20	3.03	1,022.10	2.98
Class R4	1,000	0.49%	1,057.60	2.52	1,022.60	2.48
Class R3	1,000	0.74%	1,057.40	3.81	1,021.30	3.74
MM RetireSMART 2035 Fund
Class I	1,000	0.05%	1,062.40	0.26	1,024.80	0.25
Class R5	1,000	0.15%	1,061.60	0.77	1,024.30	0.76
Service Class	1,000	0.25%	1,060.90	1.29	1,023.80	1.26
Administrative Class	1,000	0.35%	1,060.20	1.80	1,023.30	1.77
Class A	1,000	0.60%	1,058.10	3.09	1,022.00	3.03
Class R4	1,000	0.50%	1,059.10	2.57	1,022.50	2.53
Class R3	1,000	0.75%	1,058.40	3.86	1,021.30	3.79
MM RetireSMART 2040 Fund
Class I	1,000	0.04%	1,061.00	0.21	1,024.80	0.20
Class R5	1,000	0.14%	1,061.00	0.72	1,024.30	0.71
Service Class	1,000	0.24%	1,061.00	1.24	1,023.80	1.21
Administrative Class	1,000	0.34%	1,060.20	1.75	1,023.30	1.72
Class A	1,000	0.59%	1,058.80	3.04	1,022.10	2.98
Class R4	1,000	0.49%	1,059.10	2.52	1,022.60	2.48
Class R3	1,000	0.74%	1,058.00	3.81	1,021.30	3.74
MM RetireSMART 2045 Fund
Class I	1,000	0.02%	1,062.10	0.10	1,024.90	0.10
Class R5	1,000	0.12%	1,062.10	0.62	1,024.40	0.61
Service Class	1,000	0.22%	1,061.20	1.13	1,023.90	1.11
Administrative Class	1,000	0.32%	1,060.40	1.65	1,023.40	1.62
Class A	1,000	0.57%	1,059.20	2.93	1,022.20	2.88
Class R4	1,000	0.47%	1,059.40	2.42	1,022.70	2.38
Class R3	1,000	0.72%	1,058.60	3.71	1,021.40	3.64

138

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2050 Fund
Class I	$1,000	0.02%	$1,062.30	$0.10	$1,024.90	$0.10
Class R5	1,000	0.12%	1,062.40	0.62	1,024.40	0.61
Service Class	1,000	0.22%	1,061.10	1.13	1,023.90	1.11
Administrative Class	1,000	0.32%	1,061.10	1.65	1,023.40	1.62
Class A	1,000	0.57%	1,059.00	2.93	1,022.20	2.88
Class R4	1,000	0.47%	1,060.50	2.42	1,022.70	2.38
Class R3	1,000	0.72%	1,058.20	3.70	1,021.40	3.64
MM RetireSMART 2055 Fund
Class I	1,000	0.00%	1,063.00	0.00	1,025.00	0.00
Class R5	1,000	0.10%	1,061.90	0.52	1,024.50	0.51
Service Class	1,000	0.20%	1,062.80	1.03	1,024.00	1.01
Administrative Class	1,000	0.30%	1,062.00	1.55	1,023.50	1.52
Class A	1,000	0.55%	1,060.00	2.83	1,022.30	2.78
Class R4	1,000	0.45%	1,061.10	2.32	1,022.80	2.28
Class R3	1,000	0.70%	1,059.20	3.60	1,021.50	3.54
MM RetireSMART 2060 Fund
Class I	1,000	0.00%	1,063.80	0.00	1,025.00	0.00
Class R5	1,000	0.10%	1,063.90	0.52	1,024.50	0.51
Service Class	1,000	0.20%	1,063.90	1.03	1,024.00	1.01
Administrative Class	1,000	0.30%	1,062.80	1.55	1,023.50	1.52
Class A	1,000	0.55%	1,061.80	2.83	1,022.30	2.78
Class R4	1,000	0.45%	1,061.80	2.32	1,022.80	2.28
Class R3	1,000	0.70%	1,060.80	3.61	1,021.50	3.54

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2016, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

139

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2016 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-40936-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MM Select Bond and Income Asset Fund and MM Select Equity Asset Fund of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MM Select Bond and Income Asset/MM Select Equity Asset Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes.”

September 30, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MassMutual Annual Report for the MM Select Bond and Income Asset Fund and the MM Select Equity Asset Fund, covering the period ended September 30, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a generally strong market environment in the U.S. contrasted with weakness in many of the world’s other large economies, including Europe and Japan. The economic difficulties elsewhere – punctuated, for example, by a challenging interest rate environment in Japan and uncertainty in Europe following the surprising Brexit vote that ratified the United Kingdom’s eventual exit from the European Union – had virtually no impact on major U.S. stock indexes during the fiscal year. Nevertheless, during the reporting period, market volatility emerged from time to time, serving as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be your ally

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MM Select Bond and Income Asset/MM Select Equity Asset Funds – President’s Letter to Shareholders (Unaudited) (Continued)

opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is the risk you could “outlive” your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term, and avoid reacting to short-term changes in the markets. In our view, challenging market conditions have the potential to reward patient investors. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Economic and Market Overview (Unaudited)

September 30, 2016

Economic and Market Commentary

February 2016 marked an inflection point in fiscal year 2016. From the start of the fiscal year until mid-February, markets showed a decidedly bearish tendency. Over the second half of the fiscal year, markets rebounded and even advanced.

Federal Reserve Board (Fed) chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016 marked the turning point, when she confirmed a “slower for longer” plan for rate hikes going forward. This marked a dramatic shift from the Fed’s December meeting, where they raised policy rates and signaled as many as four more hikes to come. Following Yellen’s remarks, markets responded as if a weight had been lifted. In addition, the sluggish domestic economy started to return more positive reports and modest gross domestic product (GDP) estimates were revised upward, although slightly. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and markets delivered broad positive returns for the fiscal year.

During the one-year period ended September 30, 2016, the technology-focused NASDAQ Composite® Index rose 14.97%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 15.43%, the Dow Jones Industrial AverageSM (Dow) grew 15.46%, and the Russell 2000® Index of small-capitalization stocks added 15.47%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 6.52%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 16.78%.*

Bonds also rewarded investors during the fiscal period, with the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.19%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the period at 0.7%, while 10-year Treasury bonds yielded 1.6%. A “risk-on” environment developed as the fiscal year unfolded and high-yield bonds gained momentum, which helped the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, deliver a return of 12.73%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes lagged significantly in January and February. After climbing sharply in October 2015, major indexes plateaued and bounced through November and December. They fell sharply through January and into February – until the Fed announcement triggered a more sustained period of growth. Markets stuttered over concerns that Apple would not be able to sustain its growth in the smartphone market. Early concerns over China were replaced by negative interest rates in Japan and the surprising Brexit vote (in which voters approved the United Kingdom’s departure from the European Union) in June. It is worth noting that domestic market volatility and global economic turbulence proved unable to disrupt momentum in U.S. markets.

Q4 2015 – Markets recover to end 2015 flat

The fourth quarter of 2015 produced meaningful returns across most major indexes. The bulk of the quarter’s recovery occurred in October, as fears about China’s economy and plunging oil prices eased. However, the returns followed a poor third quarter 2015 and managed to bring calendar year-end 2015 results back up to where the year started. For example, the Dow returned 7.70% for the quarter and ended the year up 0.21%. The S&P 500 returned 7.04% for the quarter and ended the year up 1.38%.

November and December offered stiff headwinds to the October rally, as crude oil prices broke to new lows for the year – ending 2015 down 31%. At their mid-December meeting, the Fed finally acted to raise the target range for federal funds rate by 0.25%, in its first upward move since 2006. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) These factors led to choppy market action over the last two months of 2015. U.S. GDP for the quarter increased at a tepid 1.4% annual rate, following rates of 3.9% and 2.0%, respectively, for the second and third quarters of 2015.

3

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Economic and Market Overview (Unaudited) (Continued)

Q1 2016 – The inflection point

Headwinds continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings.

Headwinds immediately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less continue through the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Upward domestic momentum rides over negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither, however, served to derail the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate hike strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any move to raise rates for at least a year. The quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Ending the fiscal year on the upswing

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s consumer confidence index, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major candidates for president of the U.S. accepted their party’s nominations in July. As September came to a close, it became more evident that this year’s election will be hotly contested.

The fiscal year ended on an optimistic note, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response, since they tend not to react to short-term turbulence. Many retirement investors wisely subscribe to the wisdom of a well-diversified portfolio using an appropriate mix of available strategies, whether active or passive. They know that markets go down and that markets go up, which requires retirement investors to be consistent and focused.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MM Select Bond and Income Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Select Bond and Income Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long term total return by investing primarily in a diversified portfolio of debt securities and money market instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds and other income-producing assets. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform from its inception on September 15, 2016 through September 30, 2016?

The Fund’s Class I shares returned 0.50%, outperforming the 0.25% return of the Bloomberg Barclays U.S. Government Intermediate Index (the “benchmark”), an unmanaged index that measures the performance of U.S. Treasury and U.S. Agency debentures with maturities of 1-10 years. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Adviser discussion of factors that contributed to the Fund’s performance

NTI invested across various sleeves of the fixed income markets, both domestic and global to obtain broadly diversified market exposure. This occurred in September of 2016. Trading techniques were utilized to minimize trading costs, including brokerage costs, bid-ask spread and market gap. The Fund was substantially invested across the sleeves as of September 30, 2016. Performance was aided by exposure to shorter-term bonds during the period as well as treasury inflation-protected securities, which had positive total return and outperformed traditional treasury bonds of similar maturities during the period. Exposure to non-U.S. sovereign bonds was a drag on results, but the impact was limited by a small allocation in this portion of the Fund.

Adviser outlook

Slow global growth, demographic trends, and central bank policy provided a backdrop for falling interest rates and rising bond prices for the previous year and for quite some time before that. We do not anticipate that these trends will reverse dramatically, but a lot of this news is already reflected in the yields offered by government bonds. The first quarter of 2016 saw the bottoming of commodity prices and Federal Reserve (the “Fed”) Chair Janet Yellen signaling that the Fed would take a slower-for-longer policy. Commodity prices do not need to spike for them to start impacting inflation and we believe the Fed is likely to move interest rates higher at its December meeting. None of these things suggest immediate calamity for bond investors, but caution is still recommended. Small upward movement in yields could generate large losses for those with exposure to longer durations. For this reason, we are monitoring the overall duration of the Fund to seek to maintain the right level. The U.S. election and global economy could contribute to higher market volatility going forward. In that environment, the portfolio allocation of the Fund could provide a welcome benefit when combined into a diversified mix of equities and other assets.

5

MM Select Bond and Income Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Select Bond and Income Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

U.S. Treasury Obligations	89.7%
Sovereign Debt Obligations	9.5%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

6

MM Select Bond and Income Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Select Bond and Income Asset Fund Class I and Bloomberg Barclays U.S. Government Intermediate Index.

TOTAL RETURN	Since Inception Average Annual 9/15/16 - 9/30/16
Class I	0.50%
Bloomberg Barclays U.S. Government Intermediate Index	0.25%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Government Intermediate Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Select Equity Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long term total return by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in domestic and foreign equity securities. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform from its inception on September 15, 2016 through September 30, 2016?

The Fund’s Class I shares returned 1.70%, underperforming the 2.08% return of the MSCI World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Adviser discussion of factors that contributed to the Fund’s performance

NTI invested across various sleeves of the equity markets, both domestic and global, to obtain broadly diversified market exposure. This occurred in September of 2016. Trading techniques were utilized to minimize trading costs, including brokerage costs, bid-ask spread and market gap. With the exception of exposure to emerging market equities, the Fund was substantially invested across the sleeves as of September 30, 2016. Performance during the period was positive due to generally upward trending stock markets across the globe. Exposure to the large U.S. stocks and Global Real Estate Investment Trusts (REITs) was a drag for the period as these areas of the market were up but slightly lagged the MSCI World Index.

Adviser outlook

MML Advisers believes that the market is likely to see volatility around the U.S. election in November and around the Federal Reserve’s (the “Fed”) likely move toward further increases in short-term policy interest rates. We believe this could occur at the Fed’s meeting in December of 2016. In general, bond prices have rallied sharply and yields have moved lower in the past year, but did move back up slightly in September. We believe most areas of the equity market appear to offer investors a reasonable long-term value. Patience is a virtue for long-term investors willing to live with the volatility that comes with stocks and REITs. Generally, international stocks offer more opportunity but are currently subject to high levels of risk from the ongoing political and economic tensions in Europe. The Fund is positioned accordingly and its structure provides a very high level of diversification by number of securities held, countries and sectors.

8

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Select Equity Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Common Stock	99.0%
Mutual Funds	0.5%
Preferred Stock	0.2%
Rights	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

9

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Select Equity Asset Fund Class I and MSCI World Index.

TOTAL RETURN	Since Inception Average Annual 9/15/16 - 9/30/16
Class I	1.70%
MSCI World Index	2.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MM Select Bond and Income Asset Fund – Portfolio of Investments

September 30, 2016

	Principal Amount	Value
BONDS & NOTES — 99.2%

SOVEREIGN DEBT OBLIGATIONS — 9.5%
Bundesobligation EUR (a) (b) 0.010% 4/17/20	$500,000	$575,552
Bundesobligation EUR (a) (b) 0.010% 4/09/21	300,000	346,663
Bundesobligation EUR (a) (b) 0.010% 10/08/21	175,000	202,366
Bundesobligation EUR (a) (b) 0.250% 10/16/20	500,000	582,860
Bundesobligation EUR (a) (b) 0.500% 4/12/19	350,000	405,201
Bundesobligation EUR (a) (b) 1.000% 10/12/18	300,000	348,664
Bundesrepublik Deutschland EUR (a) (b) 0.010% 8/15/26	250,000	284,239
Bundesrepublik Deutschland EUR (a) (b) 0.500% 2/15/25	200,000	240,314
Bundesrepublik Deutschland EUR (a) (b) 0.500% 2/15/26	200,000	239,542
Bundesrepublik Deutschland EUR (a) (b) 1.000% 8/15/24	200,000	249,780
Bundesrepublik Deutschland EUR (a) (b) 1.000% 8/15/25	100,000	125,144
Bundesrepublik Deutschland EUR (a) (b) 1.500% 9/04/22	200,000	252,310
Bundesrepublik Deutschland EUR (a) (b) 1.500% 2/15/23	125,000	158,694
Bundesrepublik Deutschland EUR (a) (b) 1.500% 5/15/23	200,000	254,930
Bundesrepublik Deutschland EUR (a) (b) 1.500% 5/15/24	200,000	257,882
Bundesrepublik Deutschland EUR (a) (b) 1.750% 7/04/22	200,000	255,015
Bundesrepublik Deutschland EUR (a) (b) 1.750% 2/15/24	100,000	130,801
Bundesrepublik Deutschland EUR (a) (b) 2.500% 7/04/44	150,000	260,637
Bundesrepublik Deutschland EUR (a) (b) 2.500% 8/15/46	125,000	220,856
Bundesrepublik Deutschland EUR (a) (b) 4.000% 1/04/37	100,000	195,533
Bundesrepublik Deutschland EUR (a) (b) 4.250% 7/04/39	200,000	419,344
Bundesrepublik Deutschland EUR (a) (b) 4.750% 7/04/34	150,000	305,006
Bundesrepublik Deutschland EUR (a) (b) 4.750% 7/04/40	100,000	225,548
Bundesrepublik Deutschland EUR (a) (b) 5.500% 1/04/31	165,000	329,814
Bundesschatzanweisungen EUR (a) (b) 0.010% 3/16/18	500,000	567,199

	Principal Amount	Value
Bundesschatzanweisungen EUR (a) (b) 0.010% 6/15/18	$500,000	$568,249
France Government Bond OAT EUR (a) (b) 0.010% 2/25/18	200,000	226,653
France Government Bond OAT EUR (a) (b) 0.010% 2/25/19	300,000	341,986
France Government Bond OAT EUR (a) (b) 0.010% 5/25/20	300,000	343,725
France Government Bond OAT EUR (a) (b) 0.010% 5/25/21	300,000	343,981
France Government Bond OAT EUR (a) (b) 0.250% 11/25/20	500,000	579,162
France Government Bond OAT EUR (a) (b) 0.500% 11/25/19	350,000	406,650
France Government Bond OAT EUR (a) (b) 0.500% 5/25/25	350,000	411,057
France Government Bond OAT EUR (a) (b) 0.500% 5/25/26	500,000	582,014
France Government Bond OAT EUR (a) (b) 1.000% 5/25/18	300,000	346,117
France Government Bond OAT EUR (a) (b) 1.000% 11/25/18	100,000	116,312
France Government Bond OAT EUR (a) (b) 1.000% 5/25/19	400,000	468,659
France Government Bond OAT EUR (a) (b) 1.000% 11/25/25	335,000	409,319
France Government Bond OAT EUR (a) (b) 1.500% 5/25/31	100,000	128,379
France Government Bond OAT EUR (a) (b) 1.750% 5/25/23	500,000	638,547
France Government Bond OAT EUR (a) (b) 1.750% 11/25/24	350,000	452,577
France Government Bond OAT EUR (a) (b) 1.750% 5/25/66	100,000	129,866
France Government Bond OAT EUR (a) (b) 2.500% 5/25/30	350,000	502,834
France Government Bond OAT EUR (a) (b) 3.000% 4/25/22	325,000	435,004
France Government Bond OAT EUR (a) (b) 3.250% 5/25/45	175,000	307,925
France Government Bond OAT EUR (a) (b) 4.000% 10/25/38	150,000	278,369
France Government Bond OAT EUR (a) (b) 4.500% 4/25/41	150,000	304,805
France Government Bond OAT EUR (a) (b) 4.750% 4/25/35	185,000	357,441
United Kingdom Gilt GBP (a) (b) 1.250% 7/22/18	325,000	429,834
United Kingdom Gilt GBP (a) (b) 1.500% 1/22/21	425,000	580,588
United Kingdom Gilt GBP (a) (b) 1.500% 7/22/26	400,000	554,607

The accompanying notes are an integral part of the financial statements.

11

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Kingdom Gilt GBP (a) (b) 1.500% 7/22/47	$85,000	$113,423
United Kingdom Gilt GBP (a) (b) 1.750% 7/22/19	450,000	609,643
United Kingdom Gilt GBP (a) (b) 1.750% 9/07/22	400,000	561,504
United Kingdom Gilt GBP (a) (b) 2.000% 7/22/20	350,000	484,696
United Kingdom Gilt GBP (a) (b) 2.000% 9/07/25	100,000	144,623
United Kingdom Gilt GBP (a) (b) 2.750% 9/07/24	250,000	379,548
United Kingdom Gilt GBP (a) (b) 3.500% 1/22/45	200,000	378,284
United Kingdom Gilt GBP (a) (b) 3.500% 7/22/68	175,000	400,421
United Kingdom Gilt GBP (a) (b) 3.750% 9/07/21	125,000	189,881
United Kingdom Gilt GBP (a) (b) 4.250% 9/07/39	150,000	300,091
United Kingdom Gilt GBP (a) (b) 4.250% 12/07/49	200,000	448,512
United Kingdom Gilt GBP (a) (b) 4.250% 12/07/55	200,000	479,588
United Kingdom Gilt GBP (a) (b) 4.500% 9/07/34	400,000	784,082
United Kingdom Gilt GBP (a) (b) 4.500% 12/07/42	200,000	428,818
United Kingdom Gilt GBP (a) (b) 4.750% 12/07/30	150,000	288,595
United Kingdom Gilt GBP (a) (b) 4.750% 12/07/38	140,000	296,151

		23,966,414

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $23,740,304)		23,966,414

U.S. TREASURY OBLIGATIONS — 89.7%
U.S. Treasury Bonds & Notes — 89.7%
U.S. Treasury Bond 2.250% 8/15/46	700,000	689,412
U.S. Treasury Bond 3.750% 8/15/41	500,000	644,166
U.S. Treasury Bond 4.500% 2/15/36	6,150,000	8,668,763
U.S. Treasury Bond 5.250% 11/15/28	3,100,000	4,296,600
U.S. Treasury Bond 5.250% 2/15/29	2,500,000	3,480,000
U.S. Treasury Bond 5.375% 2/15/31	6,075,000	8,873,771
U.S. Treasury Bond 5.500% 8/15/28	2,500,000	3,517,969

	Principal Amount	Value
U.S. Treasury Bond 6.125% 11/15/27	$3,500,000	$5,085,391
U.S. Treasury Bond 6.125% 8/15/29	1,850,000	2,785,088
U.S. Treasury Bond 6.250% 5/15/30	3,175,000	4,906,814
U.S. Treasury Bond 6.375% 8/15/27	1,500,000	2,206,383
U.S. Treasury Bond 6.500% 11/15/26	1,850,000	2,696,953
U.S. Treasury Bond 6.625% 2/15/27	1,335,000	1,975,571
U.S. Treasury Inflation Index 0.125% 4/15/17	6,357,420	6,374,719
U.S. Treasury Inflation Index 0.125% 4/15/18	4,684,950	4,735,978
U.S. Treasury Inflation Index 0.125% 4/15/19	5,392,065	5,483,860
U.S. Treasury Inflation Index 0.125% 4/15/20	4,367,598	4,452,801
U.S. Treasury Inflation Index 0.125% 4/15/21	2,741,607	2,798,849
U.S. Treasury Inflation Index 0.625% 7/15/21	3,203,340	3,363,683
U.S. Treasury Inflation Index 1.125% 1/15/21	2,750,375	2,927,098
U.S. Treasury Inflation Index 1.250% 7/15/20	2,427,722	2,593,992
U.S. Treasury Inflation Index 1.375% 7/15/18	1,116,030	1,163,265
U.S. Treasury Inflation Index 1.375% 1/15/20	1,669,350	1,772,571
U.S. Treasury Inflation Index 1.625% 1/15/18	1,550,813	1,598,517
U.S. Treasury Inflation Index 1.875% 7/15/19	1,408,900	1,513,037
U.S. Treasury Note 0.625% 11/30/17	1,000,000	999,118
U.S. Treasury Note 0.625% 4/30/18	1,000,000	998,250
U.S. Treasury Note 0.625% 6/30/18	1,000,000	997,852
U.S. Treasury Note 0.750% 12/31/17	1,000,000	1,000,337
U.S. Treasury Note 0.750% 1/31/18	1,000,000	1,000,630
U.S. Treasury Note 0.750% 2/28/18	1,000,000	1,000,415
U.S. Treasury Note 0.750% 4/30/18	500,000	500,026
U.S. Treasury Note 0.750% 7/31/18	1,000,000	999,809

The accompanying notes are an integral part of the financial statements.

12

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 0.750% 8/31/18	$1,850,000	$1,849,639
U.S. Treasury Note 0.750% 9/30/18	500,000	499,844
U.S. Treasury Note 0.750% 2/15/19	1,000,000	998,016
U.S. Treasury Note 0.750% 7/15/19	1,000,000	996,797
U.S. Treasury Note 0.750% 8/15/19	1,000,000	996,547
U.S. Treasury Note 0.875% 10/15/17	500,000	500,938
U.S. Treasury Note 0.875% 11/15/17	1,000,000	1,001,896
U.S. Treasury Note 0.875% 11/30/17	500,000	500,973
U.S. Treasury Note 0.875% 1/15/18	500,000	501,087
U.S. Treasury Note 0.875% 1/31/18	500,000	501,092
U.S. Treasury Note 0.875% 3/31/18	1,000,000	1,001,927
U.S. Treasury Note 0.875% 5/31/18	1,000,000	1,002,109
U.S. Treasury Note 0.875% 7/15/18	1,000,000	1,001,859
U.S. Treasury Note 0.875% 10/15/18	1,000,000	1,001,648
U.S. Treasury Note 0.875% 4/15/19	1,000,000	1,000,633
U.S. Treasury Note 0.875% 5/15/19	1,000,000	1,000,539
U.S. Treasury Note 0.875% 6/15/19	1,000,000	1,000,273
U.S. Treasury Note 0.875% 9/15/19	2,400,000	2,400,000
U.S. Treasury Note 1.000% 12/15/17	1,000,000	1,003,428
U.S. Treasury Note 1.000% 2/15/18	1,000,000	1,003,678
U.S. Treasury Note 1.000% 3/15/18	1,000,000	1,003,666
U.S. Treasury Note 1.000% 5/15/18	500,000	502,012
U.S. Treasury Note 1.000% 5/31/18	500,000	502,031
U.S. Treasury Note 1.000% 8/15/18	500,000	502,109
U.S. Treasury Note 1.000% 8/31/19	500,000	501,602
U.S. Treasury Note 1.125% 1/15/19	1,000,000	1,006,656

	Principal Amount	Value
U.S. Treasury Note 1.125% 3/31/20	$1,000,000	$1,004,922
U.S. Treasury Note 1.125% 4/30/20	1,000,000	1,004,297
U.S. Treasury Note 1.125% 2/28/21	1,000,000	1,000,711
U.S. Treasury Note 1.125% 6/30/21	1,000,000	998,914
U.S. Treasury Note 1.125% 7/31/21	1,000,000	998,641
U.S. Treasury Note 1.125% 8/31/21	2,050,000	2,048,142
U.S. Treasury Note 1.125% 9/30/21	1,150,000	1,148,473
U.S. Treasury Note 1.250% 10/31/18	750,000	756,814
U.S. Treasury Note 1.250% 11/15/18	1,000,000	1,009,148
U.S. Treasury Note 1.250% 11/30/18	1,000,000	1,009,219
U.S. Treasury Note 1.250% 12/15/18	1,000,000	1,009,391
U.S. Treasury Note 1.250% 10/31/19	600,000	606,047
U.S. Treasury Note 1.250% 1/31/20	1,000,000	1,009,125
U.S. Treasury Note 1.250% 2/29/20	1,000,000	1,008,953
U.S. Treasury Note 1.250% 3/31/21	1,000,000	1,005,281
U.S. Treasury Note 1.250% 7/31/23	2,500,000	2,474,004
U.S. Treasury Note 1.375% 7/31/18	500,000	505,428
U.S. Treasury Note 1.375% 9/30/18	500,000	505,664
U.S. Treasury Note 1.375% 4/30/20	1,000,000	1,013,039
U.S. Treasury Note 1.375% 5/31/20	1,000,000	1,012,539
U.S. Treasury Note 1.375% 8/31/20	1,000,000	1,012,266
U.S. Treasury Note 1.375% 9/30/20	1,000,000	1,011,977
U.S. Treasury Note 1.375% 10/31/20	1,000,000	1,011,742
U.S. Treasury Note 1.375% 1/31/21	1,000,000	1,011,008
U.S. Treasury Note 1.375% 4/30/21	1,000,000	1,010,609
U.S. Treasury Note 1.375% 5/31/21	1,000,000	1,010,953

The accompanying notes are an integral part of the financial statements.

13

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.375% 8/31/23	$2,750,000	$2,741,707
U.S. Treasury Note 1.375% 9/30/23	1,200,000	1,195,500
U.S. Treasury Note 1.500% 1/31/19	1,000,000	1,015,336
U.S. Treasury Note 1.500% 2/28/19	1,000,000	1,015,648
U.S. Treasury Note 1.500% 10/31/19	1,000,000	1,017,523
U.S. Treasury Note 1.500% 11/30/19	1,000,000	1,017,477
U.S. Treasury Note 1.500% 1/31/22	1,000,000	1,013,383
U.S. Treasury Note 1.500% 2/28/23	2,000,000	2,015,813
U.S. Treasury Note 1.500% 3/31/23	2,000,000	2,014,672
U.S. Treasury Note 1.500% 8/15/26	3,000,000	2,973,750
U.S. Treasury Note 1.625% 3/31/19	500,000	509,535
U.S. Treasury Note 1.625% 6/30/19	750,000	765,252
U.S. Treasury Note 1.625% 7/31/19	600,000	612,520
U.S. Treasury Note 1.625% 12/31/19	1,000,000	1,021,492
U.S. Treasury Note 1.625% 6/30/20	1,000,000	1,021,891
U.S. Treasury Note 1.625% 7/31/20	1,000,000	1,021,781
U.S. Treasury Note 1.625% 8/15/22	1,000,000	1,018,094
U.S. Treasury Note 1.625% 11/15/22	2,000,000	2,033,609
U.S. Treasury Note 1.625% 2/15/26	2,000,000	2,005,293
U.S. Treasury Note 1.625% 5/15/26	2,000,000	2,004,587
U.S. Treasury Note 1.750% 9/30/19	450,000	461,211
U.S. Treasury Note 1.750% 12/31/20	1,000,000	1,026,789
U.S. Treasury Note 1.750% 2/28/22	1,000,000	1,026,172
U.S. Treasury Note 1.750% 3/31/22	1,000,000	1,025,766
U.S. Treasury Note 1.750% 4/30/22	1,000,000	1,025,461
U.S. Treasury Note 1.750% 9/30/22	1,900,000	1,946,951

	Principal Amount	Value
U.S. Treasury Note 1.750% 1/31/23	$1,900,000	$1,944,798
U.S. Treasury Note 1.750% 5/15/23	3,000,000	3,067,687
U.S. Treasury Note 1.875% 10/31/17	500,000	506,258
U.S. Treasury Note 1.875% 11/30/21	1,150,000	1,187,833
U.S. Treasury Note 1.875% 5/31/22	1,000,000	1,032,242
U.S. Treasury Note 1.875% 8/31/22	1,900,000	1,960,681
U.S. Treasury Note 1.875% 10/31/22	1,750,000	1,805,603
U.S. Treasury Note 2.000% 10/31/21	1,250,000	1,298,828
U.S. Treasury Note 2.000% 11/15/21	2,000,000	2,077,750
U.S. Treasury Note 2.000% 7/31/22	1,000,000	1,039,047
U.S. Treasury Note 2.000% 2/15/25	1,900,000	1,968,913
U.S. Treasury Note 2.000% 8/15/25	2,000,000	2,071,380
U.S. Treasury Note 2.125% 6/30/21	1,000,000	1,044,195
U.S. Treasury Note 2.125% 6/30/22	1,000,000	1,045,961
U.S. Treasury Note 2.125% 12/31/22	1,900,000	1,987,994
U.S. Treasury Note 2.125% 5/15/25	1,800,000	1,883,304
U.S. Treasury Note 2.250% 3/31/21	1,000,000	1,048,453
U.S. Treasury Note 2.250% 4/30/21	1,000,000	1,049,039
U.S. Treasury Note 2.250% 11/15/24	2,800,000	2,957,946
U.S. Treasury Note 2.250% 11/15/25	2,000,000	2,113,048
U.S. Treasury Note 2.375% 8/15/24	3,000,000	3,196,781
U.S. Treasury Note 2.500% 5/15/24	2,000,000	2,149,312
U.S. Treasury Note 2.625% 8/15/20	1,000,000	1,059,148
U.S. Treasury Note 2.625% 11/15/20	1,000,000	1,061,641
U.S. Treasury Note 2.750% 2/15/24	2,000,000	2,182,625
U.S. Treasury Note 3.625% 2/15/20	1,000,000	1,087,477

The accompanying notes are an integral part of the financial statements.

14

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 3.625% 2/15/21	$1,000,000	$1,106,328

		226,561,479

TOTAL U.S. TREASURY OBLIGATIONS (Cost $225,493,182)		226,561,479

TOTAL BONDS & NOTES (Cost $249,233,486)		250,527,893

TOTAL LONG-TERM INVESTMENTS (Cost $249,233,486)		250,527,893

SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (c)	1,604,044	1,604,044

TOTAL SHORT-TERM INVESTMENTS (Cost $1,604,044)		1,604,044

TOTAL INVESTMENTS — 99.9% (Cost $250,837,530) (d)		252,131,937

Other Assets/(Liabilities) — 0.1%		375,085

NET ASSETS — 100.0%		$252,507,022

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

EUR	Euro
GBP	British Pound
OAT	Obligations Assimilables du Tresor
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2016, these securities amounted to a value of $23,966,414 or 9.49% of net assets.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Maturity value of $1,604,045. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 11/30/19, and an aggregate market value, including accrued interest, of $1,648,238.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

15

MM Select Equity Asset Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.0%
Australia — 2.7%
360 Capital Industrial Fund	2,590	$5,224
Abacus Property Group	4,087	9,051
Adelaide Brighton Ltd.	6,024	25,608
The AGL Energy Ltd.	14,626	213,640
Ainsworth Game Technology Ltd.	1,877	3,239
ALS Ltd.	6,790	31,136
Altium Ltd.	1,483	10,488
Alumina Ltd.	41,143	46,083
Amcor Ltd.	24,426	284,021
AMP Ltd.	62,733	254,494
Ansell Ltd.	2,027	35,775
APA Group	24,549	160,477
APN News & Media Ltd. (a)	2,362	6,193
APN Outdoor Group Ltd.	2,234	9,470
ARB Corp. Ltd.	840	11,743
Ardent Leisure Group	5,935	12,628
Aristocrat Leisure Ltd.	10,672	129,461
Asaleo Care Ltd.	5,280	6,471
ASX Ltd.	3,764	139,127
Aurizon Holdings Ltd.	39,804	143,363
AusNet Services	29,548	37,173
Austal Ltd.	3,579	4,038
Australia & New Zealand Banking Group Ltd.	60,702	1,288,919
Australian Agricultural Co. Ltd. (a)	5,139	6,456
Australian Pharmaceutical Industries Ltd.	5,010	7,417
Automotive Holdings Group Ltd.	3,138	10,304
Aveo Group	5,794	15,348
AWE Ltd. (a)	7,486	3,567
Bank of Queensland Ltd.	8,731	76,094
Bapcor Ltd.	3,138	14,582
Beach Energy Ltd.	20,278	10,354
Bega Cheese Ltd.	1,884	9,601
Bellamy’s Australia Ltd.	974	9,740
Bendigo and Adelaide Bank Ltd.	10,078	83,245
BHP Billiton Ltd.	66,547	1,151,267
Billabong International Ltd. (a)	3,454	3,332
Blackmores Ltd.	173	15,510
BlueScope Steel Ltd.	7,693	45,709
Boral Ltd.	16,233	84,142
Brambles Ltd.	33,020	303,624
Breville Group Ltd.	1,273	8,552
Brickworks Ltd.	846	9,029
BT Investment Management Ltd.	2,468	16,907
BWP Trust	35,251	86,748
Cabcharge Australia Ltd.	1,643	4,308
Caltex Australia Ltd.	5,110	134,891

	Number of Shares	Value
carsales.com Ltd.	2,942	$27,069
Cedar Woods Properties Ltd.	890	3,340
Challenger Ltd.	12,086	94,317
Charter Hall Group	4,609	18,072
Charter Hall Retail REIT	24,162	78,378
CIMIC Group Ltd.	1,656	36,617
Cleanaway Waste Management Ltd.	21,423	18,419
Coca-Cola Amatil Ltd.	12,066	94,828
Cochlear Ltd.	1,139	123,472
Commonwealth Bank of Australia	35,672	1,983,921
Computershare Ltd.	10,219	80,896
Corporate Travel Management Ltd.	780	10,565
Costa Group Holdings Ltd.	3,500	8,033
Cover-More Group Ltd.	4,368	4,887
Credit Corp. Group Ltd.	573	8,188
Cromwell Property Group	102,428	73,814
Crown Resorts Ltd.	7,943	79,912
CSL Ltd.	9,470	777,725
CSR Ltd.	6,805	18,921
Dexus Property Group	75,425	530,369
Domino’s Pizza Enterprises Ltd.	1,409	76,076
Donaco International Ltd. (a)	10,331	3,767
Downer EDI Ltd.	5,725	23,864
DUET Group	50,798	97,805
DuluxGroup Ltd.	5,195	26,295
Eclipx Group Ltd.	3,072	9,595
Energy World Corp. Ltd. (a)	16,507	2,846
Estia Health Ltd.	1,799	4,590
Evolution Mining Ltd.	15,676	29,246
Fairfax Media Ltd.	31,138	22,604
FlexiGroup Ltd	3,856	6,881
Flight Centre Travel Group Ltd.	936	26,216
Folkestone Education Trust	2,789	5,565
Fortescue Metals Group Ltd.	31,147	118,668
G8 Education Ltd.	4,597	10,735
Galaxy Resources Ltd. (a)	20,766	5,223
Gateway Lifestyle	3,935	6,480
GDI Property Group	6,828	4,999
Genworth Mortgage Insurance Australia Ltd.	3,454	7,131
Goodman Group	141,610	791,025
The GPT Group	139,545	541,562
GrainCorp Ltd.	2,496	15,020
Greencross Ltd.	1,195	5,911
Growthpoint Properties Australia Ltd.	3,396	8,929
GUD Holdings Ltd.	1,184	9,578
GWA Group Ltd.	2,706	5,965
Hansen Technologies Ltd.	1,828	6,558
Harvey Norman Holdings Ltd.	9,401	37,522
Healthscope Ltd.	37,207	88,149
IDP Education Ltd.	1,685	6,140
Iluka Resources Ltd.	5,672	27,347

The accompanying notes are an integral part of the financial statements.

16

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Incitec Pivot Ltd.	37,141	$80,546
Independence Group NL	6,631	21,555
Insurance Australia Group Ltd.	52,230	219,299
Investa Office Fund	41,848	146,567
InvoCare Ltd.	1,491	15,926
IOOF Holdings Ltd.	3,591	23,898
IPH Ltd.	1,302	5,686
IRESS Ltd.	1,748	15,851
iSentia Group Ltd.	2,725	8,019
Japara Healthcare Ltd.	3,421	5,364
JB Hi-Fi Ltd.	1,522	33,901
Karoon Gas Australia Ltd. (a)	3,227	3,298
LendLease Group	11,081	119,491
Link Administration Holdings Ltd.	3,992	25,302
Liquefied Natural Gas Ltd. (a)	6,575	3,216
Macquarie Atlas Roads Group	5,913	22,664
Macquarie Group Ltd.	6,394	402,781
Magellan Financial Group Ltd.	1,610	26,825
Mantra Group Ltd.	3,989	9,888
Mayne Pharma Group Ltd. (a)	17,769	27,281
McMillan Shakespeare Ltd.	971	8,818
Medibank Pvt. Ltd.	55,820	106,182
Mesoblast Ltd. (a)	3,537	3,045
Metals X Ltd.	4,928	5,626
Metcash Ltd. (a)	12,445	20,042
Mineral Resources Ltd.	1,748	14,873
Mirvac Group	288,595	495,819
Monadelphous Group Ltd.	1,209	8,439
Myer Holdings Ltd.	11,225	10,042
MYOB Group Ltd.	3,595	10,328
Nanosonics Ltd. (a)	3,160	8,223
National Australia Bank Ltd.	55,081	1,179,826
Navitas Ltd.	3,248	13,003
New South Resources Ltd. (a)	5,755	7,097
Newcrest Mining Ltd.	16,186	268,898
NEXTDC Ltd. (a)	3,695	11,978
Nine Entertainment Co. Holdings Ltd.	8,495	6,891
Northern Star Resources Ltd.	7,682	26,757
Nufarm Ltd.	2,487	17,900
OFX Group Ltd.	3,237	4,716
oOh!media Ltd.	1,654	6,325
Orica Ltd.	7,881	91,943
Origin Energy Ltd.	34,381	143,429
Orocobre Ltd. (a)	2,558	7,322
Orora Ltd.	16,182	39,092
OZ Minerals Ltd.	3,933	18,370
Pact Group Holdings Ltd.	2,373	11,524
Paladin Energy Ltd. (a)	25,559	2,939
Perpetual Ltd.	700	25,113
Pilbara Minerals Ltd. (a)	13,979	5,222
Platinum Asset Management Ltd.	5,067	19,595
Premier Investments Ltd.	1,259	14,996
Primary Health Care Ltd.	7,023	21,358

	Number of Shares	Value
Programmed Maintenance Services Ltd.	3,448	$4,303
Qantas Airways Ltd.	9,573	22,964
QBE Insurance Group Ltd.	29,652	211,550
Qube Holdings Ltd.	12,594	22,531
Ramsay Health Care Ltd.	3,099	188,248
RCG Corp. Ltd.	4,085	5,113
REA Group Ltd.	884	38,326
Regis Healthcare Ltd.	1,825	6,106
Regis Resources Ltd.	6,060	17,515
Retail Food Group Ltd.	1,634	8,743
Rio Tinto Ltd.	8,911	353,451
SAI Global Ltd.	2,982	10,627
Sandfire Resources NL	2,072	8,030
Santos Ltd.	33,496	94,197
Saracen Mineral Holdings Ltd. (a)	10,273	11,073
Scentre Group	410,665	1,480,598
Seek Ltd.	7,088	84,662
Select Harvests Ltd.	1,006	4,390
Seven Group Holdings Ltd.	1,133	7,469
Seven West Media Ltd.	12,381	6,948
SG Fleet Group Ltd.	1,571	5,145
Shopping Centres Australasia Property Group	52,375	90,428
Sigma Pharmaceuticals Ltd.	14,466	15,737
Sims Metal Management Ltd.	2,295	16,365
Sirtex Medical Ltd.	776	18,806
Sonic Healthcare Ltd.	7,766	131,180
South32 Ltd.	115,637	214,264
Southern Cross Media Group Ltd.	9,282	10,435
Spark Infrastructure Group	23,884	42,283
Spotless Group Holdings Ltd.	14,956	12,284
St Barbara Ltd. (a)	6,671	15,937
The Star Entertainment Grp Ltd.	11,875	54,919
Steadfast Group Ltd.	9,945	17,405
Stockland	191,143	697,662
Suncorp Group Ltd.	27,343	254,161
Super Retail Group Ltd.	1,850	14,442
Sydney Airport	21,844	117,373
Syrah Resources Ltd. (a)	3,222	10,824
Tabcorp Holdings Ltd.	19,320	73,941
Tassal Group Ltd.	2,034	6,295
Tatts Group Ltd.	31,264	87,497
Technology One Ltd.	3,188	14,585
Telstra Corp. Ltd.	88,993	353,449
Ten Network Holdings Ltd. (a)	5,713	6,043
TFS Corp. Ltd.	4,682	5,357
Tox Free Solutions Ltd.	2,174	3,825
TPG Telecom Ltd.	5,685	37,725
Transurban Group	42,466	370,322
Treasury Wine Estates Ltd.	14,664	124,084
Tronox Ltd. Class A	3,106	29,103
Vicinity Centres	269,453	655,524

The accompanying notes are an integral part of the financial statements.

17

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Village Roadshow Ltd.	1,203	$4,574
Virtus Health Ltd.	1,115	6,587
Vocus Communications Ltd.	12,541	60,233
Wesfarmers Ltd.	23,310	788,621
Western Areas Ltd. (a)	3,338	7,409
Westfield Corp.	155,105	1,156,533
Westpac Banking Corp.	69,369	1,577,002
Whitehaven Coal Ltd. (a)	6,870	12,946
Woodside Petroleum Ltd.	15,731	345,847
Woolworths Ltd.	26,478	473,018
WorleyParsons Ltd.	2,812	18,032
WPP AUNZ Ltd.	4,721	3,969

		25,484,688

Austria — 0.1%
ams AG	893	28,905
Andritz AG	1,615	87,907
Austria Technologie & Systemtechnik AG	368	4,514
BUWOG AG	6,380	172,628
CA Immobilien Anlagen AG	5,095	97,127
Conwert Immobilien Invest SE	4,783	90,024
DO & Co. AG	87	7,112
Erste Group Bank AG	5,923	175,422
EVN AG	615	7,291
IMMOFINANZ AG	10,584	24,849
Kapsch TrafficCom AG	75	3,349
Lenzing AG	106	12,380
Oesterreichische Post AG	469	16,592
OMV AG	3,216	92,565
Palfinger AG	194	5,625
Porr Ag	122	4,381
Raiffeisen Bank International AG (a)	2,025	30,835
RHI AG	351	9,329
S IMMO AG	679	7,147
Schoeller-Bleckmann Oilfield Equipment AG	156	10,339
Semperit AG Holding	156	4,259
UNIQA Insurance Group AG	1,710	11,113
Vienna Insurance Group AG Wiener Versicherung Gruppe	531	10,779
Voestalpine AG	2,504	86,570
Wienerberger AG	1,582	26,861
Zumtobel AG	386	7,454

		1,035,357

Belgium — 0.5%
Ablynx NV (a)	799	10,048
Ackermans & van Haaren NV	315	41,737
Aedifica SA (a)	900	78,101
Ageas	3,874	141,283
AGFA-Gevaert NV (a)	2,401	7,551
Anheuser-Busch InBev SA/NV	16,700	2,192,271
Barco NV	143	11,210

	Number of Shares	Value
Befimmo SA	1,403	$84,745
Bekaert SA	494	22,527
Biocartis NV (a) (b)	393	3,570
bpost SA	1,339	36,228
Celyad SA (a)	141	2,978
Cie d’Entreprises CFE	102	11,212
Cofinimmo SA	1,512	188,024
Colruyt SA	1,490	82,618
D’ieteren SA/NA	335	15,597
Econocom Group SA/NV	842	12,646
Elia System Operator SA/NV	427	21,818
Euronav SA	1,767	13,494
EVS Broadcast Equipment SA	178	7,156
Exmar NV	431	3,390
Fagron (a)	631	6,856
Galapagos NV (a)	525	33,830
Gimv NV	270	14,324
Greenyard Foods	233	4,115
Groupe Bruxelles Lambert SA	1,608	142,557
Intervest Offices & Warehouses NV	1,065	29,311
Ion Beam Applications	285	14,471
KBC Ancora (a)	474	17,358
KBC Group NV (a)	5,293	308,116
Kinepolis Group NV	212	9,859
Leasinvest Real Estate SCA	199	23,741
Melexis NV	272	19,522
Nyrstar NV (a)	973	7,152
Ontex Group NV	1,008	31,977
Orange Belgium SA (a)	444	10,858
Proximus SADP	3,218	96,008
Sioen Industries NV	134	3,936
Sofina SA	228	32,527
Solvay SA	1,619	187,106
Telenet Group Holding NV (a)	912	47,567
Tessenderlo Chemie NV (a)	409	13,664
UCB SA	2,725	210,697
Umicore SA	1,939	121,607
Van de Velde NV	89	6,433
Warehouses De Pauw CVA	1,031	102,313
Wereldhave Belgium NV	124	15,413

		4,499,522

Bermuda — 0.7%
Aircastle Ltd.	2,296	45,599
Alpha & Omega Semiconductor Ltd. (a)	957	20,786
ARA Asset Management Ltd.	8,400	8,340
Arch Capital Group Ltd. (a)	4,117	326,313
Argo Group International Holdings Ltd.	1,474	83,163
Aspen Insurance Holdings Ltd.	2,121	98,817
Assured Guaranty Ltd.	4,695	130,286
Axalta Coating Systems Ltd. (a)	5,814	164,362

The accompanying notes are an integral part of the financial statements.

18

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Axis Capital Holdings Ltd.	3,228	$175,377
Axovant Sciences Ltd. (a)	1,295	18,130
Belmond Ltd. Class A (a)	4,433	56,343
BEP International Holdings Ltd.	170,000	11,015
Blue Capital Reinsurance Holdings Ltd.	276	5,056
Blue Sky Power Holdings Ltd. (a)	48,000	3,673
Brightoil Petroleum Holdings Ltd.	42,000	12,685
Bunge Ltd.	4,911	290,879
BW LPG Ltd. (b)	1,225	3,506
Cafe de Coral Holdings Ltd.	6,000	19,976
Central European Media Enterprises Ltd. Class A (a)	2,995	6,918
Cheung Kong Infrastructure Holdings Ltd.	13,000	112,609
China Financial International Investments Ltd. (a)	50,000	3,027
China Innovative Finance Group Ltd. (a)	66,000	7,157
Chow Sang Sang Holdings International Ltd.	4,000	7,076
CSI Properties Ltd.	100,000	3,628
Digital Domain Holdings Ltd. (a)	90,000	7,261
Emperor Capital Group Ltd.	42,000	4,359
Emperor Entertainment Hotel Ltd.	10,000	2,572
Emperor International Holdings Ltd.	18,000	4,122
Endurance Specialty Holdings Ltd.	2,256	147,655
Enerchina Holdings Ltd. (a)	75,000	2,928
Enstar Group Ltd. (a)	583	95,886
Esprit Holdings Ltd. (a)	25,100	20,417
Essent Group Ltd. (a)	3,777	100,506
Everest Re Group Ltd.	1,480	281,156
First Pacific Co. Ltd.	34,000	24,342
Frontline Ltd.	3,258	23,360
Frontline Ltd.	987	7,108
G-Resources Group Ltd.	336,000	6,130
GasLog Ltd.	1,994	29,013
GCL New Energy Holdings Ltd. (a)	90,000	5,202
Genpact Ltd. (a)	5,311	127,198
Giordano International Ltd.	16,000	8,275
GL Ltd.	7,700	4,414
Global Brands Group Holding Ltd. (a)	76,000	7,791
Global Sources Ltd. (a)	597	5,063
Golar LNG Ltd.	4,510	95,612
Golden Ocean Group Ltd. (a)	796	3,246
Great Eagle Holdings Ltd.	4,000	17,965
Haitong International Securities Group Ltd.	24,000	16,075
Helen of Troy Ltd. (a)	1,407	121,241
Hiscox Ltd.	4,178	56,428
Hoegh LNG Holdings Ltd.	685	7,325
Hongkong Land Holdings Ltd.	91,400	651,734
Hsin Chong Group Holdings Ltd. (a)	40,000	2,187
Huarong International Financial Holdings Ltd. (a)	12,000	2,943

	Number of Shares	Value
Hybrid Kinetic Group Ltd. (a)	244,000	$7,127
Invesco Ltd.	14,536	454,541
IT Ltd.	10,000	3,274
James River Group Holdings Ltd.	704	25,485
Jardine Matheson Holdings Ltd.	5,200	315,880
Johnson Electric Holdings Ltd.	5,000	12,839
Kerry Logistics Network Ltd.	8,500	11,716
Kerry Properties Ltd.	45,000	148,233
Kosmos Energy Ltd. (a)	5,542	35,524
KuangChi Science Ltd. (a)	15,000	5,780
Lancashire Holdings Ltd.	2,555	22,184
Landing International Development Ltd. (a)	155,000	4,027
Lazard Ltd. Class A	4,499	163,584
Li & Fung Ltd.	132,000	68,022
Luk Fook Holdings International Ltd.	5,000	12,226
Man Wah Holdings Ltd.	18,400	11,853
Marvell Technology Group Ltd.	14,215	188,633
Mei Ah Entertainment Group Ltd. (a)	40,000	3,109
Multi Packaging Solutions International Ltd. (a)	1,187	17,105
Nabors Industries Ltd.	9,722	118,220
NewOcean Energy Holdings Ltd.	14,000	3,740
Noble Group Ltd. (a)	208,900	23,633
Nordic American Tankers Ltd.	4,180	42,260
Norwegian Cruise Line Holdings Ltd. (a)	5,618	211,799
NWS Holdings Ltd.	37,000	61,980
OneBeacon Insurance Group Ltd. Class A	1,110	15,851
Orient Overseas International Ltd.	3,000	10,641
Pacific Basin Shipping Ltd. (a)	48,000	6,280
Petra Diamonds Ltd.	7,249	12,196
Realord Group Holdings Ltd. (a)	6,000	4,251
RenaissanceRe Holdings Ltd.	1,492	179,279
Seadrill Ltd. (a)	4,804	11,699
Seadrill Ltd. (a)	18,301	43,373
Shangri-La Asia Ltd.	20,000	22,005
Ship Finance International Ltd.	2,875	42,349
Signet Jewelers Ltd.	2,771	206,523
Silverlake Axis Ltd.	13,000	6,334
SmarTone Telecommunications Holdings Ltd.	5,500	9,129
Stolt-Nielsen Ltd.	365	4,754
Summit Ascent Holdings Ltd. (a)	14,000	4,786
Suncorp Technologies Ltd. (a)	280,000	2,843
Textainer Group Holdings Ltd.	882	6,606
Texwinca Holdings Ltd.	10,000	6,909
Third Point Reinsurance Ltd. (a)	3,204	38,448
Topsearch International Holdings Ltd. (a)	8,000	2,608
Town Health International Medical Group Ltd.	62,000	9,880

The accompanying notes are an integral part of the financial statements.

19

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Travelport Worldwide Ltd.	5,871	$88,241
Triton International Ltd.	1,955	25,786
Validus Holdings Ltd.	2,653	132,172
VTech Holdings Ltd.	2,200	25,154
White Mountains Insurance Group Ltd.	166	137,780
XL Group Ltd.	9,790	329,238
Yue Yuen Industrial Holdings Ltd.	16,000	66,341

		6,928,465

Canada — 3.3%
Advantage Oil & Gas Ltd. (a)	2,500	17,531
Aecon Group, Inc.	800	11,049
Ag Growth International, Inc.	200	6,772
AGF Management Ltd.	1,200	4,601
Agnico Eagle Mines Ltd.	4,724	255,473
Agrium, Inc.	2,757	249,758
AGT Food & Ingredients, Inc.	300	8,568
Aimia, Inc.	2,100	13,222
Air Canada (a)	900	7,272
Alacer Gold Corp. (a)	3,600	9,000
Alamos Gold, Inc. Class A	3,500	28,812
Alaris Royalty Corp.	500	8,529
Algonquin Power & Utilities Corp.	3,000	26,868
Alimentation Couche-Tard, Inc. Class B	8,670	420,167
Allied Properties Real Estate Investment Trust	5,182	148,830
AltaGas Ltd.	3,413	87,774
Altius Minerals Corp.	600	5,099
Altus Group Ltd.	500	11,148
Amaya, Inc. (a)	1,700	27,535
ARC Resources Ltd.	6,970	126,070
Artis Real Estate Investment Trust	9,626	91,054
Asanko Gold, Inc. (a)	2,700	11,319
Atco Ltd. Class I	1,300	46,195
Athabasca Oil Corp. (a)	5,700	5,605
Atlantic Power Corp.	6,634	16,386
Atlantic Power Corp.	1,700	4,198
ATS Automation Tooling Systems, Inc. (a)	1,100	9,223
AutoCanada, Inc.	400	6,753
Avigilon Corp. (a)	500	3,312
B2Gold Corp. (a)	12,500	32,776
Badger Daylighting Ltd.	500	10,805
Bank of Montreal	13,394	877,688
The Bank of Nova Scotia	25,031	1,326,388
Bankers Petroleum Ltd. (a)	3,700	6,204
Barrick Gold Corp.	24,042	425,699
Baytex Energy Corp.	2,900	12,312
BCE, Inc.	2,857	131,945
Bellatrix Exploration Ltd. (a)	3,300	2,842
Birchcliff Energy Ltd. (a)	3,000	20,992

	Number of Shares	Value
Bird Construction, Inc.	600	$5,191
BlackBerry Ltd. (a)	10,718	85,453
Boardwalk Real Estate Investment Trust	2,609	102,912
Bombardier, Inc. Class B (a)	32,800	45,002
Bonavista Energy Corp.	3,100	9,971
Bonterra Energy Corp.	400	7,930
Boralex, Inc.	700	9,983
Brookfield Asset Management, Inc. Class A	17,929	630,409
Brookfield Canada Office Properties	200	4,195
BRP, Inc. (a)	500	9,783
CAE, Inc.	5,848	83,043
Cameco Corp.	8,662	74,013
Canaccord Genuity Group, Inc.	1,400	5,026
Canacol Energy Ltd. (a)	1,800	5,927
Canadian Apartment Properties REIT	8,865	206,903
Canadian Energy Services & Technology Corp.	3,200	12,659
Canadian Imperial Bank of Commerce	8,281	642,118
Canadian National Railway Co.	16,162	1,056,483
Canadian Natural Resources Ltd.	22,664	724,516
Canadian Pacific Railway Ltd.	2,957	451,208
Canadian Real Estate Investment Trust	4,666	167,371
Canadian Tire Corp. Ltd.	1,378	137,994
Canadian Utilities Ltd.	2,724	76,865
Canadian Western Bank	1,200	23,095
Canam Group, Inc.	600	4,596
Canfor Corp. (a)	1,100	12,216
Canfor Pulp Products, Inc.	500	3,910
Canyon Services Group, Inc.	1,300	4,964
Capital Power Corp.	1,300	20,432
Cara Operations Ltd.	200	4,206
Cardinal Energy Ltd.	1,000	6,555
Cascades, Inc.	900	8,801
CCL Industries, Inc. Class B	589	113,409
Celestica, Inc. (a)	1,700	18,387
Cenovus Energy, Inc.	17,651	253,339
Centerra Gold, Inc.	2,300	12,605
CGI Group, Inc. (a)	4,635	220,771
Chartwell Retirement Residences	9,990	120,311
China Gold International Resources Corp. Ltd. (a)	3,500	8,564
Choice Properties Real Estate Investment Trust	600	6,316
CI Financial Corp.	5,092	97,691
Cineplex, Inc.	900	34,684
Clearwater Seafoods, Inc.	400	4,369
Cogeco Communications, Inc.	300	14,808
Cogeco, Inc.	100	3,919
Colliers International Group, Inc.	500	20,988
Cominar Real Estate Investment Trust	10,984	127,761
Computer Modelling Group Ltd.	1,100	8,225

The accompanying notes are an integral part of the financial statements.

20

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Concordia International Corp.	700	$3,132
Constellation Software, Inc.	389	175,359
Corus Entertainment, Inc.	1,600	14,818
Cott Corp.	1,800	25,615
Crescent Point Energy Corp.	11,972	157,868
Crew Energy, Inc. (a)	1,900	9,935
Crombie Real Estate Investment Trust	5,545	60,482
CT Real Estate Investment Trust	400	4,695
Denison Mines Corp. (a)	7,000	3,255
The Descartes Systems Group, Inc. (a)	1,000	21,518
Detour Gold Corp. (a)	2,500	54,385
DH Corp.	1,600	34,587
DIRTT Environmental Solutions (a)	1,200	4,555
Dollarama, Inc.	2,267	176,995
Dominion Diamond Corp.	1,200	11,662
Dorel Industries, Inc.	400	10,769
Dream Global Real Estate Investment Trust	7,942	54,543
Dream Office Real Estate Investment Trust	6,998	90,252
DREAM Unlimited Corp. (a)	800	4,415
Dundee Corp. (a)	600	3,087
Eldorado Gold Corp.	17,400	68,436
Element Financial Corp.	8,116	101,578
Empire Co. Ltd.	2,800	41,767
Enbridge Income Fund Holdings, Inc.	1,500	38,873
Enbridge, Inc.	19,218	844,628
EnCana Corp.	19,551	204,310
Enercare, Inc.	1,400	20,136
Enerflex Ltd.	1,200	12,869
Enerplus Corp.	3,200	20,537
Enghouse Systems Ltd.	300	12,019
Ensign Energy Services, Inc.	1,800	10,290
Entertainment One Ltd.	4,631	13,590
Evertz Technologies Ltd.	400	5,113
Exco Technologies Ltd.	400	3,689
Extendicare, Inc.	1,200	8,653
Fairfax Financial Holdings Ltd.	489	286,523
Fiera Capital Corp.	500	4,650
Finning International, Inc.	4,000	74,393
First Capital Realty, Inc.	7,739	129,657
First Majestic Silver Corp. (a)	2,100	21,657
First National Financial Corp.	200	4,874
First Quantum Minerals Ltd.	13,929	115,301
FirstService Corp.	500	23,255
Fortis, Inc.	5,602	180,150
Fortuna Silver Mines, Inc. (a)	1,900	13,773
Franco-Nevada Corp.	3,746	261,716
Freehold Royalties Ltd.	1,300	12,535
Genworth MI Canada, Inc.	700	18,013
George Weston Ltd.	1,100	91,760
Gibson Energy, Inc.	1,900	25,547
Gildan Activewear, Inc.	4,424	123,553

	Number of Shares	Value
Gluskin Sheff + Associates, Inc.	400	$4,860
Goldcorp, Inc.	17,529	289,266
Granite Real Estate Investment Trust	3,018	92,200
Great Canadian Gaming Corp. (a)	600	10,445
Great-West Lifeco, Inc.	5,813	143,071
Guyana Goldfields, Inc. (a)	2,300	14,358
H&R Real Estate Investment Trust	18,614	318,238
High Liner Foods, Inc.	300	5,952
Home Capital Group, Inc.	800	16,464
Hudbay Minerals, Inc.	3,200	12,659
Hudson’s Bay Co.	1,000	12,851
Husky Energy, Inc.	7,416	90,838
Hydro One Ltd. (b)	3,892	76,834
IAMGOLD Corp. (a)	6,000	24,239
IGM Financial, Inc.	2,300	62,095
IMAX Corp. (a)	2,996	86,794
Imperial Metals Corp. (a)	800	3,714
Imperial Oil Ltd.	6,413	200,609
Industrial Alliance Insurance & Financial Services, Inc.	2,146	77,256
Innergex Renewable Energy, Inc.	1,300	14,507
Intact Financial Corp.	2,857	206,531
Inter Pipeline Ltd.	6,592	139,181
Interfor Corp. (a)	900	10,208
InterRent Real Estate Investment Trust	1,000	5,922
The Intertain Group Ltd. (a)	800	6,586
Intertape Polymer Group, Inc.	800	13,805
Ivanhoe Mines Ltd. (a)	8,400	14,598
The Jean Coutu Group PJC, Inc.	1,400	21,481
Just Energy Group, Inc.	1,400	7,096
Kelt Exploration Ltd. (a)	2,100	9,268
Keyera Corp.	3,635	117,532
Killam Apartment Real Estate Investment Trust	4,701	43,321
Kinaxis, Inc. (a)	300	15,282
Kinross Gold Corp. (a)	25,112	105,850
Kirkland Lake Gold, Inc. (a)	1,200	9,101
Klondex Mines Ltd. (a)	1,900	10,920
Knight Therapeutics, Inc. (a)	1,500	10,839
Labrador Iron Ore Royalty Corp.	800	8,476
Laurentian Bank of Canada	400	14,946
Linamar Corp.	800	33,404
Lions Gate Entertainment Corp.	3,311	66,187
Loblaw Cos. Ltd.	4,735	243,616
Lucara Diamond Corp.	4,100	12,219
Lululemon Athletica, Inc. (a)	3,430	209,161
Lundin Mining Corp. (a)	8,800	34,812
MacDonald Dettwiler & Associates Ltd.	500	30,489
MAG Silver Corp. (a)	1,000	15,069
Magellan Aerospace Corp.	400	4,897
Magna International, Inc.	8,270	355,018
Major Drilling Group International, Inc.	1,200	5,808
Manitoba Telecom Services, Inc.	300	8,621

The accompanying notes are an integral part of the financial statements.

21

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manulife Financial Corp.	41,082	$579,616
Maple Leaf Foods, Inc.	1,300	29,836
Martinrea International, Inc.	1,200	7,455
Masonite International Corp. (a)	1,532	95,244
MDC Partners, Inc. Class A	2,455	26,318
Medical Facilities Corp.	400	6,683
MEG Energy Corp. (a)	2,100	9,492
Methanex Corp.	2,100	74,815
Metro, Inc.	5,135	168,577
Milestone Apartments Real Estate Investment Trust	4,557	67,038
Morguard Real Estate Investment Trust	400	4,802
Morneau Shepell, Inc.	700	10,132
MTY Food Group, Inc.	200	6,927
Mullen Group Ltd.	1,400	17,565
National Bank of Canada	7,192	255,019
Nevsun Resources Ltd.	2,800	8,473
New Flyer Industries, Inc.	600	18,033
New Gold, Inc. (a)	6,900	29,926
Nobilis Health Corp. (a)	2,190	7,336
Norbord, Inc.	600	15,412
The North West Co., Inc.	700	13,787
Northland Power, Inc.	1,600	29,806
Northview Apartment Real Estate Investment Trust	2,991	49,882
NorthWest Healthcare Properties Real Estate Investment Trust	500	3,986
Novagold Resources, Inc. (a)	3,200	17,879
Novanta, Inc. (a)	1,572	27,274
NuVista Energy Ltd. (a)	2,100	10,821
OceanaGold Corp.	8,200	24,626
Onex Corp.	1,667	107,355
Open Text Corp.	2,367	153,320
Osisko Gold Royalties Ltd.	1,500	16,418
Painted Pony Petroleum Ltd. (a)	1,300	7,996
Pan American Silver Corp.	2,100	36,975
Paramount Resources Ltd. (a)	900	10,112
Parex Resources, Inc. (a)	2,000	25,382
Parkland Fuel Corp.	1,300	30,648
Pason Systems, Inc.	1,000	12,798
Pembina Pipeline Corp.	8,192	249,641
Pengrowth Energy Corp.	7,400	11,676
Penn West Petroleum Ltd.	6,800	12,180
Performance Sports Group Ltd. (a)	1,495	6,070
Peyto Exploration & Development Corp.	3,424	96,095
Potash Corp. of Saskatchewan, Inc.	17,640	287,064
Power Corp. of Canada	7,370	156,113
Power Financial Corp.	5,002	115,904
PrairieSky Royalty Ltd.	4,392	89,551
Precision Drilling Corp.	4,000	16,708
Premier Gold Mines Ltd. (a)	2,400	7,391
Premium Brands Holdings Corp.	400	18,842
Pretium Resources, Inc. (a)	2,000	20,534

	Number of Shares	Value
Primero Mining Corp. (a)	2,500	$4,173
ProMetic Life Sciences, Inc. (a)	7,700	17,138
Pure Industrial Real Estate Trust	13,923	58,475
Quebecor, Inc.	1,100	33,429
Raging River Exploration, Inc. (a)	2,900	23,784
Restaurant Brands International, Inc.	4,424	197,267
Richmont Mines, Inc. (a)	800	8,061
RioCan Real Estate Investment Trust	22,134	459,230
Ritchie Bros Auctioneers, Inc.	1,500	52,559
Rogers Communications, Inc. Class B	7,592	322,094
Rogers Sugar, Inc.	1,200	6,110
Royal Bank of Canada	30,945	1,916,682
Russel Metals, Inc.	800	12,775
Sandstorm Gold Ltd. (a)	2,000	10,107
Sandvine Corp.	2,000	4,451
Saputo, Inc.	5,524	191,958
Seabridge Gold, Inc. (a)	500	5,515
Secure Energy Services, Inc.	2,200	15,545
SEMAFO, Inc. (a)	4,400	18,312
Seven Generations Energy Ltd. (a)	4,502	108,368
Shaw Communications, Inc.	8,159	166,980
ShawCor Ltd.	900	22,206
Shopify, Inc. Class A (a)	800	34,324
Sienna Senior Living, Inc.	700	9,049
Sierra Wireless, Inc. (a)	400	5,768
Silver Standard Resources, Inc. (a)	1,600	19,281
Silver Wheaton Corp.	9,270	250,413
Sleep Country Canada Holdings, Inc. (b)	400	9,494
Smart Real Estate Investment Trust	7,538	203,109
SNC-Lavalin Group, Inc.	2,946	115,711
Spartan Energy Corp. (a)	4,400	11,336
Spin Master Corp. (a) (b)	300	7,160
Sprott, Inc.	2,300	4,243
Stantec, Inc.	1,700	39,949
Stella-Jones, Inc.	600	20,813
Stornoway Diamond Corp. (a)	5,800	5,217
Student Transportation, Inc.	1,200	7,180
Sun Life Financial, Inc.	12,805	416,666
Suncor Energy, Inc.	34,491	957,477
Superior Plus Corp.	1,900	17,089
Surge Energy, Inc.	3,100	6,403
Tahoe Resources, Inc.	10,616	136,203
Tahoe Resources, Inc.	4,300	55,129
Teck Resources Ltd.	12,216	220,213
Teekay Corp.	2,429	18,728
Telus Corp.	3,924	129,479
Tesco Corp.	2,446	19,959
Thomson Reuters Corp.	4,799	198,583
Thomson Reuters Corp.	7,092	293,259
TMX Group Ltd.	600	27,554
TORC Oil & Gas Ltd.	1,800	11,072
Torex Gold Resources, Inc. (a)	1,100	23,795

The accompanying notes are an integral part of the financial statements.

22

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toromont Industries Ltd.	1,100	$32,817
The Toronto-Dominion Bank	38,626	1,714,683
Total Energy Services, Inc.	400	4,104
Tourmaline Oil Corp. (a)	4,124	111,717
TransAlta Corp.	3,900	17,331
TransAlta Renewables, Inc.	1,400	15,719
TransCanada Corp.	16,562	786,599
Transcontinental, Inc.	900	12,087
TransForce, Inc.	1,300	26,922
Tricon Capital Group, Inc.	1,500	10,587
Trilogy Energy Corp. (a)	900	4,946
Trinidad Drilling Ltd.	3,100	5,931
Turquoise Hill Resources Ltd. (a)	23,800	70,387
Uni-Select, Inc.	600	14,626
Uranium Participation Corp. (a)	1,800	5,378
Valeant Pharmaceuticals International, Inc. (a)	7,102	174,255
Valener, Inc.	600	9,984
Veresen, Inc.	7,300	74,561
Vermilion Energy, Inc.	2,435	94,323
Wajax Corp.	300	3,309
West Fraser Timber Co. Ltd.	1,200	36,980
Western Forest Products, Inc.	5,500	9,055
WestJet Airlines Ltd.	400	6,988
Westshore Terminals Investment Corp.	800	14,543
Whistler Blackcomb Holdings, Inc.	400	11,403
Whitecap Resources, Inc.	4,900	40,934
Winpak Ltd.	400	13,363
WSP Global, Inc.	1,300	40,954
XBiotech, Inc. (a)	1,063	14,308
Yamana Gold, Inc.	19,845	85,464
Yellow Pages Ltd. (a)	400	6,250

		30,794,833

Cayman Islands — 0.4%
Ambarella, Inc. (a)	1,611	118,586
ASM Pacific Technology Ltd.	4,000	33,053
Atlas Financial Holdings, Inc. (a)	415	6,545
Bright Smart Securities & Commodities Group Ltd.	6,000	2,614
Cheung Kong Property Holdings Ltd.	222,000	1,637,280
China LNG Group Ltd.	280,000	7,859
CK Hutchison Holdings Ltd.	56,500	720,872
CK Life Sciences Int’l Holdings, Inc.	42,000	3,870
Consolidated Water Co., Inc.	564	6,554
Convoy Global Holdings Ltd. (a)	102,000	3,194
Endeavour Mining Corp. (a)	1,000	19,421
Fabrinet (a)	1,790	79,816
Far East Consortium International Ltd.	15,000	6,010
Freeman Financial Corp. Ltd. (a)	140,000	10,329
Fresh Del Monte Produce, Inc.	1,638	98,116

	Number of Shares	Value
Greenlight Capital Re Ltd. Class A (a)	1,430	$29,229
Herbalife Ltd. (a)	2,604	161,422
HKBN Ltd.	13,500	15,266
Hutchison Telecommunications Hong Kong Holdings Ltd.	20,000	6,814
IGG, Inc.	9,000	6,010
Macau Legend Development Ltd. (a)	26,000	5,476
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	4,400	70,884
MGM China Holdings Ltd.	16,000	28,072
New Sports Group Ltd. (a)	200,000	3,156
Nord Anglia Education, Inc. (a)	500	10,890
Pacific Textiles Holdings Ltd.	11,000	14,277
Phoenix Group Holdings	2,987	33,986
Qianhai Health Holdings Ltd. (a)	130,000	2,965
Regina Miracle International Holdings Ltd. (b)	5,000	6,848
Rentian Technology Holdings Ltd. (a)	40,000	2,901
SA SA International Holdings Ltd.	8,000	3,405
Sands China Ltd.	52,400	229,534
SITC International Holdings Co. Ltd.	18,000	10,790
SUNeVision Holdings Ltd.	11,000	5,359
Theravance Biopharma, Inc. (a)	1,887	68,385
TOM Group Ltd. (a)	16,000	4,297
Truly International Holdings Ltd.	20,000	8,183
The United Laboratories International Holdings Ltd. (a)	8,000	4,653
Value Partners Group Ltd.	14,000	14,415
Vision Fame International Holding Ltd. (a)	16,000	6,049
VST Holdings Ltd.	10,000	2,930
WH Group Ltd. (b)	121,000	97,879
Wins Finance Holdings, Inc. (a)	91	2,691
Wynn Macau Ltd.	38,000	63,493
Xinyi Glass Holdings Co. Ltd.	24,000	21,892

		3,696,270

Denmark — 0.5%
ALK-Abello A/S	82	11,604
Alm Brand A/S	975	7,458
Ambu A/S	364	19,616
AP Moeller — Maersk A/S Class A	79	111,334
AP Moeller — Maersk A/S Class B	139	204,455
Bakkafrost P/F	529	22,133
Bang & Olufsen A/S (a)	523	5,405
Bavarian Nordic A/S (a)	423	16,013
Carlsberg A/S Class B	2,314	221,074
Chr Hansen Holding A/S	2,000	118,887
Coloplast A/S Class B	2,360	183,010
D/S Norden A/S (a)	355	5,083
Danske Bank A/S	14,404	421,818
Dfds A/S	412	20,910
DSV A/S	4,115	205,492

The accompanying notes are an integral part of the financial statements.

23

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FLSmidth & Co. A/S	523	$19,672
Genmab A/S (a)	1,232	211,123
GN Store Nord A/S	1,981	42,729
IC Group A/S	149	3,717
ISS A/S	3,308	137,628
Jyske Bank A/S	1,055	49,355
Matas A/S	573	10,742
NKT Holding A/S	329	21,277
NNIT A/S (b)	176	5,468
Novo Nordisk A/S Class B	39,676	1,653,119
Novozymes A/S	5,002	219,981
Pandora A/S	2,357	285,797
Per Aarsleff Holding A/S	280	6,742
Rockwool International A/S	102	18,393
Royal Unibrew A/S	592	29,271
Scandinavian Tobacco Group A/S (b)	570	9,729
Schouw & Co.	159	10,397
SimCorp A/S	568	33,083
Solar A/S	87	4,966
Spar Nord Bank A/S	1,288	12,469
Sydbank A/S	976	29,751
TDC A/S	17,042	100,482
Topdanmark A/S (a)	924	25,925
Tryg A/S	1,973	39,705
Vestas Wind Systems A/S	4,596	379,718
William Demant Holding A/S (a)	2,062	42,091
Zealand Pharma A/S (a)	213	3,177

		4,980,799

Finland — 0.3%
Amer Sports Oyj	1,729	52,866
Cargotec Oyj	477	21,887
Caverion Corp.	1,300	10,003
Citycon OYJ	27,863	70,923
Cramo OYJ	526	13,590
Elisa OYJ	2,957	109,048
F-Secure OYJ	1,232	4,664
Ferratum Oyj	146	2,936
Fortum OYJ	8,831	142,647
Huhtamaki OYJ	1,337	62,266
Kemira OYJ	1,354	18,327
Kesko OYJ	968	44,582
Kone OYJ	6,997	355,021
Konecranes OYJ	678	24,020
Metsa Board OYJ	2,550	15,095
Metso OYJ	2,609	76,107
Neste OYJ	2,646	112,767
Nokia OYJ	121,381	703,536
Nokian Renkaat OYJ	2,504	91,272
Oriola-KD OYJ	1,585	7,211
Orion OYJ Class B	2,239	88,255
Outokumpu OYJ (a)	3,917	26,904
Outotec OYJ (a)	2,109	10,130

	Number of Shares	Value
PKC Group OYJ	314	$6,067
Ponsse Oy	156	4,381
Ramirent OYJ	903	7,283
Sampo OYJ	9,299	413,636
Sanoma OYJ	984	9,373
Sponda OYJ	17,065	87,794
Stockmann OYJ Abp (a)	492	3,740
Stora Enso OYJ Class R	11,614	103,125
Technopolis OYJ	10,251	37,539
Tieto OYJ	747	23,579
UPM-Kymmene OYJ	11,508	243,018
Uponor OYJ	740	13,699
Valmet OYJ	1,592	23,945
Wartsila OYJ Abp	2,966	133,498
YIT OYJ	1,563	12,588

		3,187,322

France — 2.9%
AB Science SA (a)	232	3,091
ABC arbitrage	756	5,432
Accor SA	3,407	135,140
Adocia (a)	60	3,470
Aeroports de Paris	712	70,609
Affine SA	402	6,805
Air France KLM (a)	1,821	9,784
Air Liquide	8,022	859,570
Akka Technologies	147	5,466
Albioma SA	408	7,054
Alstom SA (a)	3,325	87,944
Altamir	474	5,905
Alten SA	391	27,338
Altran Technologies SA	1,803	26,654
ANF Immobilier	418	9,837
Arkema	1,363	126,078
Assystem	142	4,181
Atos SE	1,736	187,057
AXA SA	40,382	859,177
Axway Software SA	113	3,579
Beneteau SA	540	5,502
BNP Paribas	22,019	1,132,122
Boiron SA	96	9,757
Bollore SA	20,467	71,159
Bonduelle SCA	201	5,125
Bourbon Corp.	377	4,387
Bouygues SA	4,120	136,509
Bureau Veritas SA	5,416	116,175
Cap Gemini SA	3,434	336,304
Carrefour SA	11,716	303,362
Casino Guichard-Perrachon SA	1,372	66,638
Cellectis SA (a)	343	8,252
CGG SA (a)	281	7,270
Christian Dior SE	1,187	212,695
Cie Generale d’Optique Essilor International SA	4,285	552,610

The accompanying notes are an integral part of the financial statements.

24

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cie Generale des Etablissements Michelin Class B	3,807	$420,977
CNP Assurances	4,144	69,618
Coface SA (a)	1,290	9,346
Compagnie de Saint-Gobain	10,249	442,483
Credit Agricole SA	21,107	208,254
Danone SA	12,225	906,757
Dassault Systemes SA	2,784	241,529
DBV Technologies SA (a)	231	16,838
Derichebourg SA	1,136	3,617
Edenred	4,396	102,790
Eiffage SA	1,248	96,958
Electricite de France SA	5,953	72,423
Elior Group (b)	1,399	32,020
Elis SA	1,189	19,628
Engie SA	30,522	472,816
Eramet (a)	80	3,181
Etablissements Maurel et Prom (a)	1,743	8,110
Euler Hermes Group	175	14,878
Eurazeo SA	687	39,853
Europcar Groupe SA (a) (b)	1,078	9,375
Eutelsat Communications SA	3,926	81,281
Faiveley Transport SA	105	11,648
Faurecia	915	35,804
FFP	91	6,849
Fonciere de Paris SIIC	169	25,786
Fonciere Des Regions	2,909	271,099
Gaztransport Et Technigaz SA	313	9,042
Gecina SA	3,205	503,938
Genfit (a)	308	8,105
Groupe Crit	75	4,558
Groupe Eurotunnel SE	9,730	105,190
Groupe Fnac SA (a)	230	16,876
Guerbet	78	5,266
Haulotte Group SA	291	4,400
Havas SA	2,336	19,744
Hermes International	567	230,687
ICADE	2,935	228,913
ID Logistics Group (a)	34	5,093
Iliad SA	542	113,734
Imerys SA	607	43,838
Ingenico Group	1,148	100,293
Innate Pharma SA (a)	632	7,820
Interparfums SA	155	4,262
Ipsen SA	505	35,451
Ipsos	463	15,120
Jacquet Metal Service	186	3,343
JCDecaux SA	1,264	40,806
Kering	1,587	319,796
Klepierre	16,836	771,639
Korian SA	592	19,056
L’Oreal SA	5,248	990,796
Lagardere S.C.A	2,817	71,723

	Number of Shares	Value
Legrand SA	5,576	$328,764
LISI	232	6,419
LVMH Moet Hennessy Louis Vuitton SE	5,777	984,850
Manitou BF SA	256	4,450
Marie Brizard Wine & Spirits SA (a)	331	6,127
Mercialys SA	3,059	73,572
Mersen	202	4,096
Metropole Television SA	848	15,299
MGI Coutier	141	3,731
Natixis SA	20,195	94,124
Naturex (a)	87	7,799
Neopost SA	485	13,092
Nexans SA (a)	346	19,844
Nexity SA	553	29,191
Oeneo SA	403	3,798
Orange SA	41,109	643,284
Orpea	616	54,584
Parrot SA (a)	257	2,763
Pernod-Ricard SA	4,423	523,315
Peugeot SA (a)	9,515	145,255
Pierre & Vacances SA (a)	107	4,636
Plastic Omnium SA	809	26,827
Publicis Groupe SA	4,045	305,899
Rallye SA	328	5,379
Remy Cointreau SA	373	31,832
Renault SA	4,041	332,016
Rexel SA	6,426	98,354
Rubis SCA	524	48,033
Safran SA	6,458	464,351
Sanofi	24,022	1,830,290
Sartorius Stedim Biotech	369	27,702
Schneider Electric SE	11,578	807,310
SCOR SE	3,410	105,993
SEB SA	304	42,892
SFR Group SA	2,544	74,749
Societe BIC SA	622	91,987
Societe Generale SA	15,979	551,445
Societe Television Francaise 1	1,596	15,472
Sodexo SA	1,886	224,474
Sopra Steria Group	194	22,763
SPIE SA	1,051	20,915
SRP Groupe SA (a) (b)	197	4,254
Ste Industrielle d’Aviation Latecoere SA (a)	1,117	4,492
Suez	6,760	111,490
Synergie SA	120	4,005
Tarkett SA	256	10,343
Technicolor SA Registered	4,731	32,291
Technip SA	2,200	135,110
Teleperformance	812	86,591
Thales SA	2,281	210,104
Total SA	46,283	2,193,681

The accompanying notes are an integral part of the financial statements.

25

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trigano SA	122	$8,564
Ubisoft Entertainment SA (a)	1,196	45,142
Unibail-Rodamco SE	7,831	2,111,268
Valeo SA	5,063	295,253
Vallourec SA (a)	4,399	19,717
Valneva SE (a)	1,001	2,935
Veolia Environnement SA	8,941	205,660
Vicat SA	244	15,755
Vilmorin & Cie SA	94	6,180
Vinci SA	10,485	801,742
Virbac SA (a)	58	9,674
Vivendi SA	24,269	489,043
Wendel SA	664	77,537
Worldline SA (a) (b)	540	16,346
Zodiac Aerospace	4,273	104,042

		27,814,340

Germany — 2.7%
Aareal Bank AG	808	26,684
Adidas AG	3,895	676,006
ADLER Real Estate AG (a)	1,731	27,583
ADVA Optical Networking SE (a)	602	6,061
AIXTRON SE (a)	1,472	8,940
Allianz SE	9,495	1,409,369
alstria office REIT-AG	9,578	131,499
Amadeus Fire AG	84	6,017
AURELIUS Equity Opportunities SE & Co. KGaA	314	19,853
Aurubis AG	461	25,824
Axel Springer SE	737	37,740
BASF SE	19,045	1,628,683
Bayer AG	17,150	1,722,612
Bayerische Motoren Werke AG	6,912	580,872
BayWa AG	204	6,634
Bechtle AG	202	23,375
Beiersdorf AG	2,177	205,338
Bertrandt AG	80	8,718
bet-at-home.com AG	39	2,998
Bijou Brigitte AG	68	4,079
Bilfinger Berger AG (a)	471	15,541
Borussia Dortmund GmbH & Co. KGaA	1,038	5,653
Brenntag AG	3,030	165,344
CANCOM SE	226	11,799
Capital Stage AG	686	5,094
Carl Zeiss Meditec AG	437	16,704
Cewe Stiftung & Co. KGAA	74	6,650
comdirect bank AG	403	4,120
Commerzbank AG	21,052	135,725
CompuGroup Medical SE	325	14,982
Continental AG	2,298	483,144
Covestro AG (b)	1,566	92,597
CTS Eventim AG & Co. KGaA	652	23,212

	Number of Shares	Value
Daimler AG	20,042	$1,411,842
Deutsche Bank AG (a)	28,991	377,182
Deutsche Beteiligungs AG	164	5,448
Deutsche Boerse AG (a)	4,039	327,046
Deutsche EuroShop AG	3,264	151,623
Deutsche Lufthansa AG	4,153	46,212
Deutsche Pfandbriefbank AG (b)	1,464	13,685
Deutsche Post AG	20,064	627,036
Deutsche Telekom AG	66,852	1,120,664
Deutsche Wohnen AG	26,935	979,108
Deutz AG	1,292	6,519
DIC Asset AG	3,183	32,133
DMG Mori AG	529	25,759
Draegerwerk AG & Co. KGaA	82	5,232
Drillisch AG	590	28,647
Duerr AG	348	29,216
E.ON SE	42,240	299,049
ElringKlinger AG	386	6,846
Evonik Industries AG	3,342	112,955
Evotec AG (a)	1,596	9,007
Fraport AG Frankfurt Airport Services Worldwide	712	38,903
Freenet AG	1,862	54,442
Fresenius Medical Care AG & Co. KGaA	4,578	399,607
Fresenius SE & Co. KGaA	8,491	677,287
GEA Group AG	3,931	218,047
Gerresheimer AG	426	36,199
Gerry Weber International AG	356	4,545
Gesco AG	56	4,380
GFT Technologies SE	233	4,796
Grammer AG	145	8,785
GRENKE AG	119	22,895
Hamborner REIT AG	5,463	57,822
Hamburger Hafen und Logistik AG	368	5,595
Hannover Rueck SE	1,209	129,508
HeidelbergCement AG	2,981	281,578
Heidelberger Druckmaschinen AG (a)	3,378	8,170
Henkel AG & Co. KGaA	2,217	258,021
Hochtief AG	495	69,795
Hornbach Baumarkt AG	128	3,971
Hugo Boss AG	1,473	81,460
Hypoport AG (a)	42	3,955
Indus Holding AG	255	14,522
Infineon Technologies AG	23,386	417,281
Jenoptik AG	708	12,943
K+S AG	4,230	80,369
KION Group AG	947	61,308
Kloeckner & Co. SE (a)	1,030	12,540
Koenig & Bauer AG (a)	181	8,500
Krones AG	191	18,583
KUKA AG	320	31,380
KWS Saat SE	27	9,096

The accompanying notes are an integral part of the financial statements.

26

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lanxess AG	1,904	$118,246
LEG Immobilien AG	4,646	444,711
Leoni AG	441	16,059
Linde AG	3,841	652,759
MAN SE	786	82,855
Manz AG (a)	75	3,031
Merck KGaA	2,718	292,899
Metro AG	3,681	109,531
MLP AG	939	3,963
MorphoSys AG (a)	345	14,429
MTU Aero Engines AG	752	76,076
Muenchener Rueckversicherungs-Gesellschaft AG Registered	3,357	626,079
Nemetschek SE	208	12,745
Nordex SE (a)	844	25,638
Norma Group SE	436	22,431
OSRAM Licht AG	1,860	109,192
PATRIZIA Immobilien AG (a)	566	12,390
Pfeiffer Vacuum Technology AG	96	9,123
ProSiebenSat.1 Media SE	4,360	186,720
Rational AG	45	22,546
Rheinmetall AG	527	36,680
Rhoen-Klinikum AG	461	14,015
RIB Software AG	488	6,008
RWE AG (a)	9,587	165,185
Salzgitter AG	535	17,520
SAP SE	20,397	1,855,882
SGL Carbon SE (a)	516	6,052
Siemens AG	15,868	1,857,555
Siltronic AG (a)	164	4,328
Sixt Leasing SE	193	4,424
Sixt SE	165	9,294
SLM Solutions Group AG (a)	167	7,903
SMA Solar Technology AG	169	5,383
Software AG	690	29,238
STADA Arzneimittel AG	838	46,567
STRATEC Biomedical AG	75	4,322
Stroeer SE & Co KGaA	374	16,250
Suedzucker AG	952	26,451
Surteco SE	203	5,200
Symrise AG	2,677	196,206
TAG Immobilien AG	9,827	142,917
Takkt AG	443	9,934
Telefonica Deutschland Holding AG	17,490	70,307
ThyssenKrupp AG	7,309	174,269
TLG Immobilien AG	4,115	92,901
TUI AG	9,910	140,908
Uniper Se (a)	2,698	33,051
United Internet AG	2,530	111,936
VERBIO Vereinigte BioEnergie AG	470	2,980
Volkswagen AG	685	99,383
Vonovia SE	36,992	1,400,734
Vossloh AG (a)	148	8,801

	Number of Shares	Value
VTG AG	146	$4,142
Wacker Chemie AG	209	17,609
Wacker Neuson SE	399	5,814
WCM Beteiligungs & Grundbesitz-AG (a)	6,494	21,653
Wincor Nixdorf AG (a)	111	8,299
Wirecard AG	1,656	86,015
Wuestenrot & Wuerttembergische AG	334	6,703
XING AG	40	8,406
Zalando SE (a) (b)	1,945	81,154
zooplus AG (a)	78	11,303

		25,886,047

Hong Kong — 1.2%
AIA Group Ltd.	250,800	1,680,388
The Bank of East Asia Ltd.	24,600	100,408
BOC Hong Kong Holdings Ltd.	78,000	264,861
Cathay Pacific Airways Ltd.	21,000	29,333
Champion REIT	164,000	99,765
China Strategic Holdings Ltd. (a)	230,000	5,434
Chong Hing Bank Ltd.	3,000	6,063
CITIC Telecom International Holdings Ltd.	22,000	8,232
CLP Holdings Ltd.	34,500	358,184
Dah Sing Banking Group Ltd.	6,000	10,802
Dah Sing Financial Holdings Ltd.	2,000	13,174
Galaxy Entertainment Group Ltd.	47,000	178,839
Guotai Junan International Holdings Ltd.	32,000	12,239
Hang Lung Properties Ltd.	162,000	367,730
Hang Seng Bank Ltd.	16,100	289,139
Henderson Land Development Co. Ltd.	89,000	531,949
HK Electric Investments & HK Electric Investments Ltd. (b)	65,000	64,075
HKT Trust & HKT Ltd.	59,000	83,412
Hong Kong & China Gas Co. Ltd.	159,000	300,920
Hong Kong Exchanges and Clearing Ltd.	24,100	635,745
Hopewell Holdings Ltd.	8,500	31,113
Hysan Development Co. Ltd.	50,000	234,875
Kowloon Development Co. Ltd.	6,000	6,028
Lai Sun Development Co. Ltd.	180,000	3,628
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	13,500	5,387
The Link REIT	179,500	1,324,447
Liu Chong Hing Investment Ltd.	4,000	5,798
Mason Financial Holdings Ltd. (a)	80,000	2,803
Melco International Development Ltd.	10,000	13,251
MTR Corp.	32,000	177,123

The accompanying notes are an integral part of the financial statements.

27

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
New World Development Ltd.	418,000	$547,352
PCCW Ltd.	102,000	62,696
Power Assets Holdings Ltd.	29,000	284,054
Prosperity REIT	18,000	7,951
Regal Real Estate Investment Trust	18,000	4,813
Shenwan Hongyuan HK Ltd.	10,000	5,290
Shun Tak Holdings Ltd. (a)	22,000	7,097
Singamas Container Holdings Ltd.	36,000	3,835
Sino Land Co. Ltd.	242,000	431,707
SJM Holdings Ltd.	33,000	24,408
Sun Hung Kai & Co. Ltd.	10,000	6,280
Sun Hung Kai Properties Ltd.	113,000	1,722,159
Sunlight Real Estate Investment Trust	16,000	10,238
Swire Pacific Ltd. Class A	11,000	119,059
Swire Properties Ltd.	93,800	276,027
Techtronic Industries Co.	28,000	109,806
Television Broadcasts Ltd.	4,600	17,553
The Wharf Holdings Ltd.	98,000	718,068
Wheelock & Co. Ltd.	16,000	95,046

		11,298,584

Ireland — 1.3%
Accenture PLC Class A	9,996	1,221,211
Alkermes PLC (a)	5,311	249,776
Allegion PLC	3,389	233,536
Allergan PLC (a)	6,390	1,471,681
Bank of Ireland (a)	568,193	118,379
C&C Group PLC	4,444	18,403
CRH PLC	17,318	579,053
DCC PLC	1,730	157,723
Eaton Corp. PLC	7,325	481,326
Endo International PLC (a)	7,230	145,685
Experian PLC	19,878	398,272
FBD Holdings PLC (a)	385	2,829
FleetMatics Group PLC (a)	1,966	117,921
Glanbia PLC	2,747	52,845
Global Indemnity PLC (a)	325	9,653
Grafton Group PLC	3,035	19,590
Green REIT PLC	47,853	78,225
Greencore Group PLC	5,566	24,204
Hibernia REIT PLC	48,614	74,742
Horizon Pharma PLC (a)	8,102	146,889
Ingersoll-Rand PLC	9,196	624,776
Irish Continental Group PLC	2,167	10,638
Irish Residential Properties REIT PLC	25,483	33,741
James Hardie Industries NV	8,680	136,151
Johnson Controls International PLC	32,583	1,516,087
Kerry Group PLC Class A	3,404	283,612
Kingspan Group PLC	2,139	57,539
Mallinckrodt PLC (a)	3,865	269,700
Medtronic PLC	22,661	1,957,910
Origin Enterprises PLC	1,719	10,832

	Number of Shares	Value
Paddy Power Betfair PLC	1,596	$180,542
Pentair PLC	6,008	385,954
Permanent TSB Group Holdings PLC (a)	1,916	4,423
Perrigo Co. PLC	4,865	449,185
Prothena Corp. PLC (a)	1,756	105,307
Smurfit Kappa Group PLC	3,360	75,112
UDG Healthcare PLC	3,313	27,526
Weatherford International PLC (a)	31,533	177,215

		11,908,193

Israel — 0.2%
Airport City Ltd. (a)	844	9,623
Alony Hetz Properties & Investments Ltd.	1,399	12,663
Amot Investments Ltd.	1,687	7,516
Azrieli Group Ltd.	3,245	142,408
B Communications Ltd.	174	4,082
Bank Hapoalim B.M.	21,614	122,552
Bank Leumi Le-Israel BM (a)	29,771	113,139
Bayside Land Corp.	11	4,476
Bezeq Israeli Telecommunication Corp. Ltd.	45,586	85,926
Blue Square Real Estate Ltd.	91	3,693
Caesarstone Ltd. (a)	1,443	54,416
Cellcom Israel Ltd. (a)	774	5,780
Check Point Software Technologies Ltd. (a)	2,767	214,747
CyberArk Software Ltd. (a)	300	14,871
Delek Automotive Systems Ltd.	588	5,147
Delek Group Ltd.	58	12,054
Delta-Galil Industries Ltd.	131	3,704
El Al Israel Airlines	3,895	3,571
Elbit Systems Ltd.	321	30,656
Electra Ltd.	33	4,532
First International Bank Of Israel Ltd.	529	6,759
Formula Systems 1985 Ltd.	126	4,913
Frutarom Industries Ltd.	518	27,255
Gazit-Globe Ltd.	1,358	13,895
Harel Insurance Investments & Financial Services Ltd.	1,667	6,026
IDI Insurance Co. Ltd.	93	4,415
Israel Chemicals Ltd.	8,639	33,618
The Israel Corp. Ltd.	49	8,025
Israel Discount Bank Ltd. (a)	14,471	26,623
Ituran Location and Control Ltd.	300	7,938
Jerusalem Oil Exploration (a)	134	6,021
Matrix IT Ltd.	603	4,349
Melisron Ltd.	246	10,915
Menora Mivtachim Holdings Ltd. (a)	569	4,669
Migdal Insurance & Financial Holding Ltd. (a)	6,026	3,919
Mizrahi Tefahot Bank Ltd.	2,397	30,475

The accompanying notes are an integral part of the financial statements.

28

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Naphtha Israel Petroleum Corp. Ltd. (a)	865	$4,985
Nice Ltd.	1,319	88,202
Oil Refineries Ltd. (a)	17,262	6,389
Orbotech Ltd. (a)	600	17,766
Partner Communications Co. Ltd. (a)	1,478	6,756
Paz Oil Co. Ltd.	100	15,651
Plus500 Ltd.	869	7,457
RADWARE Ltd. (a)	600	8,244
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	94	3,818
Reit 1 Ltd.	2,402	7,414
Sapiens International Corp. NV	421	5,486
Shikun & Binui Ltd.	2,990	5,466
Shufersal Ltd.	1,112	4,285
Silicom Ltd.	342	14,159
Stratasys Ltd. (a)	2,367	57,021
Strauss Group Ltd.	610	9,659
Taro Pharmaceutical Industries Ltd. (a)	300	33,153
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	19,018	875,018
Tower Semiconductor Ltd. (a)	1,056	15,777
Wix.com Ltd. (a)	400	17,372

		2,259,449

Italy — 0.6%
A2A SpA	20,965	29,585
ACEA SpA	728	9,153
Amplifon SpA	1,241	12,744
Anima Holding SpA (b)	3,038	14,852
Ansaldo STS SpA	1,515	17,701
Ascopiave SpA	1,830	5,526
Assicurazioni Generali SpA	24,747	301,999
Astaldi SpA	1,196	4,513
ASTM SpA	576	6,284
Atlantia SpA	8,228	208,910
Autogrill SpA	1,808	15,316
Azimut Holding SpA	1,548	22,790
Banca Carige SpA (a)	9,662	3,139
Banca Generali SpA	784	15,048
Banca IFIS SpA	293	6,608
Banca Mediolanum SpA	3,476	23,060
Banca Monte dei Paschi di Siena SpA (a)	36,124	7,561
Banca Popolare dell’Emilia Romagna SC	6,510	24,254
Banca Popolare di Milano S.c.a.r.l.	59,368	23,853
Banca Popolare di Sondrio SCARL	6,324	17,696
Banco Popolare SC	11,176	26,352
Beni Stabili SpA SIIQ	75,672	45,147
Biesse SpA	411	6,507
Brembo SpA	400	23,864
Brunello Cucinelli SpA	391	7,600

	Number of Shares	Value
Buzzi Unicem SpA	886	$18,153
Cairo Communication SpA	1,051	4,005
Cementir Holding SpA	698	3,294
Cerved Information Solutions SpA	2,640	22,336
CIR-Compagnie Industriali Riunite SpA	5,158	5,280
Credito Emiliano SpA	1,187	6,445
Credito Valtellinese SC	15,915	5,527
Danieli & C Officine Meccaniche SpA	182	3,513
Datalogic SpA	284	6,062
Davide Campari-Milano SpA	3,916	44,119
De’ Longhi SpA	816	19,749
DiaSorin SpA	303	19,476
Ei Towers SpA (a)	234	12,335
Enel SpA	159,035	709,297
Eni SpA	53,050	764,488
ERG SpA	768	8,810
Esprinet SpA	701	3,897
Exor SpA	2,370	96,055
Fincantieri SpA (a)	7,421	3,547
FinecoBank Banca Fineco SpA	2,867	16,615
Geox SpA	2,200	5,214
Hera SpA	9,017	24,294
Immobiliare Grande Distribuzione SIIQ SpA	27,208	20,504
Industria Macchine Automatiche SpA	203	13,480
Infrastrutture Wireless Italiane SpA (b)	3,256	16,016
Interpump Group SpA	977	16,652
Intesa Sanpaolo SpA	264,852	587,977
Intesa Sanpaolo SpA	15,987	33,488
Iren SpA	7,427	12,784
Italcementi SpA (a)	2,599	30,890
Italmobiliare SpA	116	5,857
Leonardo-Finmeccanica SpA (a)	8,583	97,361
Luxottica Group SpA	3,329	159,063
Maire Tecnimont SpA	1,690	4,181
MARR SpA	462	9,260
Mediaset SpA	10,400	32,653
Mediobanca SpA	12,409	80,812
Moleskine SpA	1,677	4,551
Moncler SpA	1,843	31,446
Newron Pharmaceuticals SpA (a)	165	3,813
OVS SpA (b)	1,875	10,839
Piaggio & C SpA	2,491	4,656
Poste Italiane SpA (b)	11,864	81,386
Prysmian SpA	4,084	107,015
RAI Way SpA (b)	1,408	5,696
Recordati SpA	1,411	45,353
Reply SpA	61	8,018
Safilo Group SpA (a)	451	4,315
Saipem SpA (a)	102,606	43,433
Salini Impregilo SpA	2,757	7,943
Salvatore Ferragamo SpA	681	17,288
Saras SpA	4,576	7,276

The accompanying notes are an integral part of the financial statements.

29

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Snam SpA	51,603	$285,893
Societa Cattolica di Assicurazioni SCRL	1,966	11,001
Societa Iniziative Autostradali e Servizi SpA	971	9,275
Tamburi Investment Partners SpA	1,163	4,697
Telecom Italia SpA (a)	199,612	165,170
Telecom Italia SpA — RSP	130,447	88,537
Terna Rete Elettrica Nazionale SpA	29,923	154,287
Tod’s SpA	184	9,715
Trevi Finanziaria SpA (a)	3,548	4,880
UniCredit SpA	112,676	262,609
Unione di Banche Italiane SpA	15,359	35,411
Unipol Gruppo Finanziario SpA	5,868	14,982
UnipolSai SpA	19,388	31,547
Vittoria Assicurazioni SpA	367	4,003
Yoox Net-A-Porter Group SpA (a)	779	24,138

		5,292,724

Japan — 8.4%
The 77 Bank Ltd.	5,000	20,439
ABC-Mart, Inc.	600	40,778
Accordia Golf Co. Ltd.	800	8,153
Acom Co. Ltd. (a)	6,700	31,559
Activia Properties, Inc.	39	207,885
Adastria Co. Ltd.	400	9,181
ADEKA Corp.	1,200	16,598
Advan Co. Ltd.	400	3,653
Advance Residence Investment Corp.	88	249,558
Advantest Corp.	2,100	28,411
Adways, Inc.	500	2,866
Aeon Co. Ltd.	14,100	208,023
Aeon Delight Co. Ltd.	300	9,147
Aeon Fantasy Co. Ltd.	100	2,862
AEON Financial Service Co, Ltd.	1,900	33,104
Aeon Mall Co. Ltd.	8,700	137,375
AEON REIT Investment Corp.	74	96,345
Ai Holdings Corp.	500	12,039
Aica Kogyo Co. Ltd.	700	18,587
The Aichi Bank Ltd.	100	4,862
Aichi Corp.	500	3,659
Aichi Steel Corp.	200	10,127
Aida Engineering Ltd.	700	5,603
Aiful Corp. (a)	4,300	13,333
Ain Holdings, Inc.	300	20,429
Air Water, Inc.	3,000	56,614
Aisan Industry Co. Ltd.	500	3,967
Aisin Seiki Co.	3,800	174,004
Ajinomoto Co., Inc.	11,700	260,624
Akebono Brake Industry Co. Ltd. (a)	1,400	2,819
The Akita Bank Ltd.	2,000	5,940
Alfresa Holdings Corp.	4,000	84,611
All Nippon Airways Co. Ltd.	21,000	57,083

	Number of Shares	Value
Alpen Co. Ltd.	300	$5,410
Alpine Electronics, Inc.	600	7,915
Alps Electric Co. Ltd.	3,800	91,370
Amada Holdings Co. Ltd.	7,300	75,829
Amano Corp.	800	12,783
Amuse, Inc.	200	3,677
Anest Iwata Corp.	400	4,128
AnGes MG, Inc. (a)	1,100	2,968
Anicom Holdings, Inc.	200	4,910
Anritsu Corp.	1,900	10,861
AOKI Holdings, Inc.	600	6,778
The Aomori Bank Ltd.	2,000	6,350
Aoyama Trading Co. Ltd.	600	20,705
Aozora Bank Ltd.	25,000	86,113
Arcland Sakamoto Co. Ltd.	400	4,486
Arcland Service Holdings Co. Ltd.	100	3,045
Arcs Co. Ltd.	500	12,468
Ariake Japan Co. Ltd.	300	16,174
As One Corp.	200	8,704
Asahi Co. Ltd.	200	2,484
Asahi Diamond Industrial Co. Ltd.	700	5,670
Asahi Glass Co. Ltd.	20,000	129,490
Asahi Group Holdings Ltd.	8,100	294,807
Asahi Holdings, Inc.	400	6,826
Asahi Intecc Co. Ltd.	600	27,448
Asahi Kasei Corp.	25,000	199,201
Asatsu-DK, Inc.	500	13,320
Ashikaga Holdings Co. Ltd.	5,400	19,352
Asics Corp.	3,600	72,383
ASKA Pharmaceutical Co. Ltd.	300	5,488
ASKUL Corp.	300	11,391
Astellas Pharma, Inc.	43,700	682,459
Ateam, Inc.	100	2,328
Atom Corp.	1,400	9,399
Autobacs Seven Co. Ltd.	900	12,896
Avex Group Holdings, Inc.	500	6,797
The Awa Bank Ltd.	3,000	18,463
Axial Retailing, Inc.	200	6,959
Azbil Corp.	900	27,198
Bandai Namco Holdings, Inc.	4,000	122,333
Bando Chemical Industries Ltd.	500	4,971
The Bank of Iwate Ltd.	200	7,733
The Bank of Kyoto Ltd.	5,000	36,663
The Bank of Nagoya Ltd.	200	6,969
The Bank of Saga Ltd.	2,000	4,930
Bank of the Ryukyus Ltd.	500	5,933
Belc Co. Ltd.	200	7,591
Bell System24 Holdings, Inc.	500	4,292
Belluna Co. Ltd.	700	4,325
Benefit One, Inc.	200	6,268
Benesse Holdings, Inc.	1,100	28,076
Bic Camera, Inc.	1,300	10,796
BML, Inc.	300	7,906

The accompanying notes are an integral part of the financial statements.

30

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Bridgestone Corp.	13,600	$501,602
Broadleaf Co. Ltd.	300	3,289
BRONCO BILLY Co. Ltd.	100	3,043
Brother Industries Ltd.	4,900	86,308
Bunka Shutter Co. Ltd.	800	6,375
C Uyemura & Co. Ltd.	100	4,511
Calbee, Inc.	1,400	52,942
Calsonic Kansei Corp.	2,000	18,496
Canon Electronics, Inc.	400	6,346
Canon Marketing Japan, Inc.	700	13,024
Canon, Inc.	22,300	646,340
Capcom Co. Ltd.	600	14,701
Casio Computer Co. Ltd.	5,300	74,339
Cawachi Ltd.	200	4,833
Central Glass Co. Ltd.	3,000	11,822
Central Japan Railway Co.	3,000	513,259
Century Tokyo Leasing Corp.	600	21,763
The Chiba Bank Ltd.	15,000	85,243
The Chiba Kogyo Bank Ltd.	1,300	5,205
Chiyoda Co. Ltd.	200	4,912
Chiyoda Corp.	2,000	16,431
Chiyoda Integre Co. Ltd.	200	4,068
Chofu Seisakusho Co. Ltd.	300	7,865
Chubu Electric Power Co., Inc.	12,800	186,364
Chudenko Corp.	400	8,101
Chugai Pharmaceutical Co. Ltd.	4,800	173,321
The Chugoku Bank Ltd.	2,900	35,389
The Chugoku Electric Power Co., Inc.	5,900	74,158
Chugoku Marine Paints Ltd.	1,000	7,026
The Chukyo Bank Ltd.	100	2,263
Ci:z Holdings Co. Ltd.	300	8,614
Citizen Holdings Co. Ltd.	3,800	19,879
CKD Corp.	700	8,461
Clarion Co. Ltd.	2,000	5,939
Coca-Cola Central Japan Co. Ltd.	900	19,539
Coca-Cola West Co. Ltd.	900	25,174
cocokara fine, Inc.	300	11,543
COLOPL, Inc.	700	10,907
Colowide Co. Ltd.	800	14,595
Comforia Residential REIT, Inc.	6	14,818
COMSYS Holdings Corp.	1,400	24,823
Concordia Financial Group Ltd.	23,400	102,287
CONEXIO Corp.	200	2,776
COOKPAD, Inc.	700	6,711
Cosel Co. Ltd.	400	4,839
Cosmo Energy Holdings Co. Ltd.	800	10,055
Cosmos Pharmaceutical Corp.	100	21,453
Create Restaurants Holdings, Inc.	600	6,095
Create SD Holdings Co. Ltd.	300	7,164
Credit Saison Co. Ltd.	3,700	61,371
CROOZ, Inc.	200	4,504
CyberAgent, Inc.	1,400	41,541
CYBERDYNE, Inc. (a)	1,700	26,625

	Number of Shares	Value
DA Consortium, Inc.	400	$3,069
Dai Nippon Printing Co. Ltd.	11,000	107,797
The Dai-ichi Life Insurance Co. Ltd.	22,600	310,192
Daibiru Corp.	700	6,394
Daicel Corp.	6,000	76,064
Daido Metal Co. Ltd.	400	4,390
Daido Steel Co. Ltd.	4,000	18,371
Daifuku Co. Ltd.	1,200	22,034
Daihen Corp.	1,000	5,325
Daiho Corp.	1,000	5,543
Daiichi Sankyo Co. Ltd.	12,500	299,456
Daiichikosho Co. Ltd.	500	20,431
Daiken Corp.	200	3,908
Daikin Industries Ltd.	4,900	456,514
Daikokutenbussan Co. Ltd.	100	4,768
Daikyo, Inc.	4,000	7,263
Daikyonishikawa Corp.	500	6,176
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,000	4,878
Daio Paper Corp.	900	10,647
Daiseki Co. Ltd.	500	9,754
The Daishi Bank Ltd.	4,000	15,377
Daito Trust Construction Co. Ltd.	1,500	239,721
Daiwa House Industry Co. Ltd.	11,800	323,191
Daiwa House REIT Investment Co.	106	311,451
Daiwa Industries Ltd.	500	4,517
Daiwa Office Investment Corp.	20	122,866
Daiwa Securities Group, Inc.	33,000	185,832
Daiwabo Holdings Co. Ltd.	2,000	4,723
DCM Holdings Co. Ltd.	1,300	11,173
Dena Co. Ltd.	1,500	54,397
Denka Co. Ltd.	6,000	25,961
Denki Kogyo Co. Ltd.	1,000	5,012
Denso Corp.	10,100	403,214
Dentsu, Inc.	4,600	232,813
Descente Ltd.	600	7,764
Dexerials Corp. (a)	600	4,966
DIC Corp.	1,100	33,992
Digital Garage, Inc.	500	9,629
Dip Corp.	400	12,374
DISCO Corp.	400	47,374
DMG Mori Co. Ltd.	1,500	15,638
Don Quijote Holdings Co. Ltd.	2,500	91,627
Doshisha Co. Ltd.	300	6,289
Doutor Nichires Holdings Co. Ltd.	400	7,344
Dowa Holdings Co. Ltd.	4,000	28,000
DTS Corp.	300	6,670
Duskin Co. Ltd.	500	9,299
Dydo Drinco, Inc.	100	5,556
Eagle Industry Co. Ltd.	300	3,664
Earth Chemical Co. Ltd.	200	9,438
East Japan Railway	6,900	622,087
Ebara Corp.	1,200	35,514

The accompanying notes are an integral part of the financial statements.

31

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EDION Corp.	1,000	$8,377
The Eighteenth Bank Ltd.	2,000	5,935
Eiken Chemical Co. Ltd.	200	5,757
Eisai Co. Ltd.	5,200	325,004
Eizo Corp.	300	8,141
Elecom Co. Ltd.	200	4,348
Electric Power Development Co. Ltd.	3,200	76,861
en-japan, Inc.	300	6,491
Enplas Corp.	100	3,031
EPS Holdings, Inc.	400	5,494
euglena Co. Ltd. (a)	800	11,538
EXEDY Corp.	400	10,178
Ezaki Glico Co. Ltd.	600	36,331
F@N Communications, Inc.	700	5,147
FamilyMart Co. Ltd.	1,700	112,779
Fancl Corp.	500	8,509
Fanuc Corp.	4,000	676,987
Fast Retailing Co., Ltd.	1,100	354,201
FCC Co. Ltd.	500	10,743
Financial Products Group Co. Ltd.	900	8,362
Foster Electric Co. Ltd.	300	5,506
FP Corp.	300	16,857
Frontier Real Estate Investment Corp.	33	164,550
Fudo Tetra Corp.	2,400	4,049
Fuji Co. Ltd.	300	6,046
Fuji Electric Co. Ltd.	13,000	59,561
Fuji Heavy Industries Ltd.	12,800	480,695
Fuji Kyuko Co. Ltd.	1,000	11,696
Fuji Machine Manufacturing Co. Ltd.	1,000	11,548
Fuji Oil Holdings, Inc.	800	16,394
Fuji Seal International, Inc.	300	12,341
Fuji Soft, Inc.	300	8,418
Fujibo Holdings, Inc.	100	2,891
Fujicco Co. Ltd.	300	6,898
FUJIFILM Holdings Corp.	9,200	340,487
Fujikura Ltd.	4,000	21,770
Fujimi, Inc.	300	4,534
Fujimori Kogyo Co. Ltd.	200	4,702
Fujita Kanko, Inc.	1,000	3,530
Fujitec Co. Ltd.	700	8,338
Fujitsu General Ltd.	1,000	21,723
Fujitsu LTD	40,000	215,939
Fukuda Denshi Co. Ltd.	100	6,329
Fukuoka Financial Group, Inc.	17,000	70,614
Fukuoka REIT Corp.	46	86,178
Fukushima Industries Corp.	200	6,549
Fukuyama Transporting Co. Ltd.	2,000	11,642
Funai Soken Holdings, Inc.	400	5,977
Furukawa Co. Ltd.	4,000	6,264
Furukawa Electric Co. Ltd.	900	24,439
Fuso Chemical Co. Ltd.	200	4,089
Futaba Corp.	400	6,517
Futaba Industrial Co. Ltd.	800	3,981

	Number of Shares	Value
Fuyo General Lease Co. Ltd.	300	$14,893
G-Tekt Corp.	200	3,690
Geo Holdings Corp.	400	5,169
Global One Real Estate Investment Corp.	3	11,460
Glory Ltd.	800	26,488
GLP J-Reit	162	215,094
GMO internet, Inc.	900	12,088
GMO Payment Gateway, Inc.	200	10,415
Goldcrest Co. Ltd.	200	3,283
Goldwin, Inc.	100	5,243
Gree, Inc.	1,500	8,417
GreenPeptide Co. Ltd. (a)	400	2,777
GS Yuasa Corp.	5,000	20,589
GungHo Online Entertainment, Inc.	8,200	20,096
The Gunma Bank Ltd.	4,700	21,355
Gunze Ltd.	2,000	6,451
Gurunavi, Inc.	400	11,000
H2O Retailing Corp.	1,100	15,645
The Hachijuni Bank Ltd.	6,800	35,460
Hakuhodo DY Holdings, Inc.	3,600	42,037
Hamamatsu Photonics KK	2,900	89,095
Hankyu Hanshin Holdings, Inc.	5,300	182,222
Hankyu Reit, Inc.	8	10,846
Hanwa Co. Ltd.	3,000	18,206
Harmonic Drive Systems, Inc.	400	11,631
Haseko Corp.	3,900	37,552
Hazama Ando Corp.	2,300	13,975
HEALIOS KK (a)	100	2,146
Heiwa Corp.	800	17,786
Heiwa Real Estate Co. Ltd.	500	7,202
Heiwa Real Estate REIT, Inc.	12	9,868
Heiwado Co. Ltd.	400	7,776
Hibiya Engineering Ltd.	300	4,916
Hiday Hidaka Corp.	200	4,824
Hikari Tsushin, Inc.	400	37,080
Hino Motors Ltd.	6,100	65,307
Hirose Electric Co. Ltd.	600	78,863
The Hiroshima Bank Ltd.	13,000	53,946
HIS Co. Ltd.	600	15,657
Hisamitsu Pharmaceutical Co., Inc.	1,400	75,564
Hitachi Capital Corp.	700	14,867
Hitachi Chemical Co. Ltd.	1,800	41,256
Hitachi Construction Machinery Co. Ltd.	1,800	35,874
Hitachi High-Technologies Corp.	1,200	47,832
Hitachi Koki Co. Ltd.	800	5,812
Hitachi Kokusai Electric, Inc.	700	12,842
Hitachi Ltd.	101,000	472,390
Hitachi Maxell Ltd.	500	7,703
Hitachi Metals Ltd.	5,300	64,774
Hitachi Transport System Ltd.	600	11,975
Hitachi Zosen Corp.	2,300	11,643
Hogy Medical Co.	200	14,003

The accompanying notes are an integral part of the financial statements.

32

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hokkaido Electric Power Co., Inc.	2,500	$21,329
The Hokkoku Bank Ltd.	3,000	9,065
The Hokuetsu Bank Ltd.	300	6,350
Hokuetsu Kishu Paper Co. Ltd.	1,700	10,239
Hokuhoku Financial Group, Inc.	1,600	21,538
Hokuriku Electric Power Co.	2,900	35,343
Hokuto Corp.	400	7,190
Honda Motor Co. Ltd.	33,900	975,983
Horiba Ltd.	500	24,547
Hoshino Resorts REIT, Inc.	1	12,564
Hoshizaki Corp.	1,100	100,472
Hosiden Corp.	800	5,811
House Foods Group, Inc.	800	18,323
Hoya Corp.	8,400	337,337
Hulic Co. Ltd.	27,700	282,701
Hulic Reit, Inc.	61	108,812
The Hyakugo Bank Ltd.	3,000	10,848
The Hyakujushi Bank Ltd.	3,000	9,160
Ibiden Co. Ltd.	1,500	20,147
IBJ Leasing Co. Ltd.	400	8,048
Ichibanya Co. Ltd.	200	7,000
Ichigo Office REIT Investment	17	12,468
Ichigo, Inc.	3,000	13,328
Ichiyoshi Securities Co. Ltd.	600	4,553
Idec Corp.	500	4,632
Idemitsu Kosan Co. Ltd.	1,500	30,904
IDOM, Inc.	900	5,058
Ihara Chemical Industry Co. Ltd.	300	2,676
IHI Corp.	31,000	90,030
Iida Group Holdings Co. Ltd.	3,500	70,356
Iino Kaiun Kaisha Ltd.	1,400	5,050
Inaba Denki Sangyo Co. Ltd.	400	14,462
Inabata & Co. Ltd.	700	7,188
Industrial & Infrastructure Fund Investment Corp.	24	121,868
Ines Corp.	400	4,568
Infocom Corp.	200	2,907
Infomart Corp.	600	6,977
Information Services International-Dentsu Ltd.	200	3,752
Inpex Corp.	20,800	188,580
Internet Initiative Japan, Inc.	400	7,493
Invesco Office J-Reit, Inc.	11	9,659
Investors Cloud Co. Ltd.	100	4,114
Invincible Investment Corp.	210	117,504
Iriso Electronics Co. Ltd.	100	5,346
Iseki & Co. Ltd.	2,000	4,982
Isetan Mitsukoshi Holdings Ltd.	7,300	71,846
Ishihara Sangyo Kaisha Ltd. (a)	500	3,151
Istyle, Inc.	400	3,252
Isuzu Motors Ltd.	11,600	136,413
Ito En Ltd.	700	24,836
ITOCHU Corp.	31,200	390,841

	Number of Shares	Value
Itochu Enex Co. Ltd.	700	$5,379
Itochu Techno-Solutions Corp.	700	18,000
Itoham Yonekyu Holdings, Inc. (a)	1,800	18,793
Itoki Corp.	600	4,058
Iwatani Corp.	3,000	18,495
The Iyo Bank Ltd.	4,000	24,203
Izumi Co. Ltd.	500	21,501
J Front Retailing Co. Ltd.	5,300	69,445
J Trust Co. Ltd.	1,000	7,863
J-Oil Mills, Inc.	100	3,557
JAC Recruitment Co. Ltd.	300	3,607
Jaccs Co. Ltd.	2,000	7,650
Jafco Co. Ltd.	500	14,688
Jamco Corp.	100	2,021
Japan Airlines Co. Ltd.	2,800	82,429
Japan Airport Terminal Co. Ltd.	800	30,413
Japan Aviation Electronics Industry Ltd.	1,000	15,557
Japan Cash Machine Co. Ltd.	200	3,040
Japan Communications, Inc. (a)	2,100	3,692
Japan Digital Laboratory Co. Ltd.	300	4,384
Japan Display, Inc. (a)	4,900	7,650
Japan Excellent, Inc.	82	118,241
Japan Exchange Group, Inc.	10,200	159,606
Japan Hotel REIT Investment Corp.	268	212,882
Japan Lifeline Co. Ltd.	200	9,540
Japan Logistics Fund, Inc.	61	137,991
Japan Material Co. Ltd.	100	3,767
Japan Petroleum Exploration Co.	400	8,830
Japan Post Bank Co. Ltd.	8,000	95,014
Japan Post Holdings Co. Ltd.	8,900	111,830
Japan Prime Realty Investment Corp.	65	293,366
Japan Pulp & Paper Co. Ltd.	2,000	6,513
Japan Real Estate Investment Corp.	98	585,486
Japan Rental Housing Investments, Inc.	110	92,243
Japan Retail Fund Investment Corp.	198	489,092
Japan Securities Finance Co. Ltd.	1,400	6,062
The Japan Steel Works Ltd.	800	18,149
Japan Tissue Engineering Co. Ltd. (a)	300	3,937
Japan Tobacco, Inc.	22,900	935,581
The Japan Wool Textile Co. Ltd.	800	5,690
JCR Pharmaceuticals Co. Ltd.	200	5,196
Jeol Ltd.	1,000	4,041
JFE Holdings, Inc.	10,300	150,181
JGC Corp.	4,500	78,205
Jimoto Holdings, Inc.	2,600	3,689
Jin Co. Ltd.	200	9,269
Joshin Denki Co. Ltd.	1,000	8,591
Joyful Honda Co. Ltd.	400	10,432
The Joyo Bank Ltd. (c)	14,000	60,056
JSP Corp.	200	4,546
JSR Corp.	4,500	70,719
JTEKT Corp.	5,200	78,158
Juki Corp.	400	2,921

The accompanying notes are an integral part of the financial statements.

33

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Juroku Bank Ltd.	4,000	$11,411
Justsystems Corp.	500	4,433
JVC Kenwood Corp.	2,100	5,282
JX Holdings, Inc.	41,500	167,526
K’s Holdings Corp.	1,100	18,171
kabu.com Securities Co. Ltd.	2,000	6,723
Kadokawa Dwango (a)	700	10,189
Kagome Co. Ltd.	1,000	26,222
Kajima Corp.	18,000	125,812
Kakaku.com, Inc.	3,500	63,197
Kaken Pharmaceutical Co., Ltd.	500	30,711
Kameda Seika Co. Ltd.	200	11,185
Kamigumi Co. Ltd.	4,000	34,853
Kanamoto Co. Ltd.	300	7,711
Kandenko Co. Ltd.	2,000	18,450
Kaneka Corp.	5,000	39,600
Kanematsu Corp.	6,000	9,314
The Kansai Electric Power Co., Inc. (a)	14,100	128,076
Kansai Paint Co. Ltd.	4,500	98,574
Kansai Urban Banking Corp.	400	4,090
Kanto Denka Kogyo Co. Ltd.	1,000	9,033
Kao Corp.	10,400	585,790
Kappa Create Co. Ltd.	400	4,762
Kasai Kogyo Co. Ltd.	300	3,133
Katakura Industries Co. Ltd.	400	4,767
Kato Sangyo Co. Ltd.	300	7,102
Kato Works Co. Ltd.	200	4,177
Kawasaki Heavy Industries Ltd.	29,000	89,820
Kawasaki Kisen Kaisha Ltd.	12,000	30,886
KDDI Corp.	38,100	1,172,435
Keihan Holdings Co, Ltd.	12,000	83,881
Keihin Corp.	600	9,523
Keikyu Corp.	10,000	104,240
Keio Corp.	12,000	104,798
Keisei Electric Railway Co. Ltd.	2,500	62,391
The Keiyo Bank Ltd.	3,000	12,740
Kenedix Office Investment Corp.	27	166,276
Kenedix Residential Investment Corp.	5	14,221
Kenedix Retail REIT Corp.	30	71,268
Kenedix, Inc.	3,600	16,015
Kewpie Corp.	1,500	46,272
Key Coffee, Inc.	300	5,634
Keyence Corp.	900	655,036
Kikkoman Corp.	3,000	95,809
Kinden Corp.	1,800	20,714
Kintetsu Department Store Co. Ltd. (a)	1,000	3,454
Kintetsu Group Holdings Co. Ltd.	40,000	167,675
Kintetsu World Express, Inc.	500	6,468
Kirin Holdings Co. Ltd.	17,400	288,078
Kisoji Co. Ltd.	300	6,741
Kissei Pharmaceutical Co. Ltd.	400	10,683
Kitz Corp.	1,200	6,618

	Number of Shares	Value
The Kiyo Bank Ltd.	900	$14,120
Koa Corp.	500	4,266
Kobayashi Pharmaceutical Co. Ltd.	700	36,497
Kobe Bussan Co. Ltd.	100	2,777
Kobe Steel Ltd. (a)	27,100	245,281
Koei Tecmo Holdings Co. Ltd.	500	9,905
Kohnan Shoji Co. Ltd.	400	7,781
Koito Manufacturing Co. Ltd.	2,300	111,972
Kokuyo Co. Ltd.	1,200	17,396
Komatsu Ltd.	19,100	437,659
Komeri Co. Ltd.	400	9,714
Komori Corp.	700	8,807
Konami Holdings Corp.	2,100	81,315
Konica Minolta Holding, Inc.	9,700	82,289
Konishi Co. Ltd.	400	5,001
Konoike Transport Co. Ltd.	400	5,449
Kose Corp.	700	71,741
Kotobuki Spirits Co. Ltd.	300	7,724
Kubota Corp.	22,000	332,562
Kumagai Gumi Co. Ltd.	5,000	12,925
Kumiai Chemical Industry Co. Ltd.	600	3,165
Kura Corp.	200	9,739
Kurabo Industries Ltd.	3,000	5,692
Kuraray Co. Ltd.	7,100	105,385
Kureha Corp.	200	7,334
Kurita Water Industries Ltd.	1,700	40,423
Kuroda Electric Co. Ltd.	400	7,665
Kusuri No Aoki Co. Ltd.	200	10,207
KYB Corp.	3,000	13,418
Kyocera Corp.	6,700	321,431
Kyodo Printing Co. Ltd.	1,000	3,284
Kyoei Steel Ltd.	300	5,693
Kyokuto Kaihatsu Kogyo Co. Ltd.	400	4,617
Kyokuto Securities Co. Ltd.	300	3,848
KYORIN Holdings, Inc.	600	13,600
Kyoritsu Maintenance Co. Ltd.	200	12,494
Kyowa Exeo Corp.	1,200	17,089
Kyowa Hakko Kirin Co. Ltd.	5,400	85,029
Kyudenko Corp.	500	18,308
Kyushu Electric Power Co, Inc.	8,900	82,781
Kyushu Financial Group, Inc.	5,800	39,583
Laox Co. Ltd. (a)	400	2,874
LaSalle Logiport REIT	15	15,922
Lawson, Inc.	1,400	110,312
Leopalace21 Corp.	3,400	22,435
Life Corp.	200	6,375
Lintec Corp.	700	14,001
Lion Corp.	3,000	48,526
Lixil Group Corp.	5,200	111,546
M3, Inc.	3,800	129,412
Mabuchi Motor Co. Ltd.	1,200	66,486
Macnica Fuji Electronics Holdings, Inc.	500	5,719
Maeda Corp.	2,000	16,980

The accompanying notes are an integral part of the financial statements.

34

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Maeda Road Construction Co. Ltd.	1,000	$17,893
Makino Milling Machine Co. Ltd.	1,000	6,162
Makita Corp.	2,200	156,455
Mandom Corp.	300	13,716
Mani, Inc.	300	6,729
Marubeni Corp.	32,700	167,640
Marudai Food Co. Ltd.	1,000	4,872
Maruha Nichiro Corp.	600	16,302
Marui Group Co. Ltd.	5,000	66,025
Maruichi Steel Tube Ltd.	1,000	34,545
Marusan Securities Co. Ltd.	800	6,612
Maruwa Co. Ltd.	100	3,771
Marvelous, Inc.	400	3,115
Matsui Securities Co. Ltd.	1,400	11,441
Matsumotokiyoshi Holdings Co. Ltd.	500	25,837
Matsuya Co. Ltd.	400	2,827
Matsuya Foods Co. Ltd.	100	3,109
Mazda Motor Corp.	12,400	190,516
McDonald’s Holdings Co. Japan Ltd.	1,100	32,415
MCUBS MidCity Investment Corp.	3	9,284
Medipal Holdings Corp.	4,000	69,190
Megachips Corp.	200	4,102
Megmilk Snow Brand Co. Ltd.	600	21,913
Meidensha Corp.	2,000	6,582
MEIJI Holdings Co. Ltd.	2,300	227,534
Meitec Corp.	400	14,052
Melco Holdings, Inc.	200	4,861
Menicon Co. Ltd.	200	5,471
METAWATER Co. Ltd.	200	5,451
Micronics Japan Co. Ltd.	400	5,353
Milbon Co. Ltd.	200	9,808
Mimasu Semiconductor Industry Co. Ltd.	400	4,737
The Minato Bank Ltd.	200	3,197
Minebea Co. Ltd.	7,600	71,967
Ministop Co. Ltd.	200	3,452
Miraca Holdings, Inc.	1,000	49,862
Mirait Holdings Corp.	800	6,805
MISUMI Group, Inc.	3,700	69,303
Mitsuba Corp.	400	5,275
Mitsubishi Chemical Holding Corp.	29,500	185,462
Mitsubishi Corp.	31,400	713,752
Mitsubishi Electric Corp.	40,000	512,100
Mitsubishi Estate Co. Ltd.	96,000	1,799,740
Mitsubishi Gas Chemical Co., Inc.	3,000	42,900
Mitsubishi Heavy Industries Ltd.	68,000	284,317
Mitsubishi Logistics Corp.	2,000	28,840
Mitsubishi Materials Corp.	1,900	51,929
Mitsubishi Motors Corp.	15,400	71,753
Mitsubishi Nichiyu Forklift Co. Ltd.	500	3,320
Mitsubishi Pencil Co. Ltd.	300	14,880
Mitsubishi Shokuhin Co. Ltd.	200	6,487

	Number of Shares	Value
Mitsubishi Steel Manufacturing Co. Ltd.	3,000	$4,979
Mitsubishi Tanabe Pharma Corp.	4,600	98,320
Mitsubishi UFJ Financial Group, Inc.	264,800	1,335,288
Mitsubishi UFJ Lease & Finance Co. Ltd.	7,500	34,412
Mitsuboshi Belting Ltd.	1,000	8,520
Mitsui & Co. Ltd.	35,600	492,418
Mitsui Chemicals, Inc.	20,000	95,319
Mitsui Engineering & Shipbuilding Co. Ltd.	10,000	14,086
Mitsui Fudosan Co. Ltd.	75,000	1,596,953
Mitsui Mining & Smelting Co. Ltd.	8,000	16,742
Mitsui OSK Lines Ltd.	27,000	62,833
Mitsui Sugar Co. Ltd.	200	4,820
Mitsui Sumitomo Insurance Group Holdings, Inc.	10,600	295,705
Mitsui-Soko Holdings Co. Ltd.	2,000	6,355
Mitsumi Electric Co. Ltd. (a)	1,100	6,213
Miura Co. Ltd.	1,200	24,032
Mixi, Inc.	800	28,839
The Miyazaki Bank Ltd.	2,000	5,310
Mizuho Financial Group, Inc.	494,600	826,374
Mizuno Corp.	1,000	5,366
Mochida Pharmaceutical Co. Ltd.	200	15,651
Modec, Inc.	300	5,353
Monex Group, Inc.	2,800	6,581
MonotaRO Co. Ltd.	800	21,494
Mori Hills REIT Investment Corp.	104	155,711
Mori Trust Sogo Reit, Inc.	71	124,628
Morinaga & Co. Ltd.	600	28,926
Morinaga Milk Industry Co. Ltd.	3,000	23,976
Morita Holdings Corp.	400	5,673
Morpho, Inc. (a)	100	4,585
MOS Food Services, Inc.	300	9,536
Murata Manufacturing Co. Ltd.	4,000	521,736
Musashi Seimitsu Industry Co. Ltd.	300	7,044
The Musashino Bank Ltd.	400	10,113
Nabtesco Corp.	2,600	73,607
Nachi-Fujikoshi Corp.	2,000	7,358
Nagaileben Co. Ltd.	300	6,684
Nagase & Co. Ltd.	1,500	18,040
Nagoya Railroad Co. Ltd.	20,000	108,687
Nakanishi, Inc.	300	10,897
Namura Shipbuilding Co. Ltd.	700	4,727
Nankai Electric Railway Co. Ltd.	8,000	38,425
NanoCarrier Co. Ltd. (a)	500	5,042
The Nanto Bank Ltd.	300	10,624
NEC Corp.	52,000	134,342
NEC Networks & System Integration Corp.	300	5,100
NET One Systems Co. Ltd.	1,200	8,349
Neturen Co. Ltd.	500	3,831

The accompanying notes are an integral part of the financial statements.

35

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nexon Co. Ltd.	3,000	$46,877
Next Co. Ltd.	700	5,753
NGK Insulators Ltd.	5,100	105,605
NGK Spark Plug Co., Ltd.	4,000	70,472
NH Foods Ltd.	4,000	96,493
NHK Spring Co. Ltd.	3,500	33,894
Nichi-iko Pharmaceutical Co. Ltd.	600	11,484
Nichias Corp.	2,000	17,665
Nichicon Corp.	700	5,580
Nichiha Corp.	400	8,918
NichiiGakkan Co. Ltd.	500	3,898
Nichirei Corp.	2,000	45,013
Nidec Corp.	4,900	450,805
Nifco, Inc.	600	31,890
Nihon Chouzai Co. Ltd.	100	4,376
Nihon Kohden Corp.	1,000	24,329
Nihon M&A Center, Inc.	1,000	30,908
Nihon Nohyaku Co. Ltd.	700	3,535
Nihon Parkerizing Co. Ltd.	1,300	18,980
Nihon Trim Co. Ltd.	100	6,005
Nihon Unisys Ltd.	800	10,247
Nikkiso Co. Ltd.	800	7,175
Nikkon Holdings Co. Ltd.	800	17,420
Nikon Corp.	6,800	101,553
Nintendo Co. Ltd.	2,400	635,055
Nippo Corp.	1,000	18,999
Nippon Accommodations Fund, Inc.	32	150,035
Nippon Building Fund, Inc.	107	677,152
Nippon Ceramic Co. Ltd.	200	3,730
Nippon Denko Co. Ltd.	3,100	5,238
Nippon Densetsu Kogyo Co. Ltd.	500	9,369
Nippon Electric Glass Co. Ltd.	7,000	36,245
Nippon Express Co. Ltd.	18,000	84,110
Nippon Flour Mills Co. Ltd.	1,000	15,354
Nippon Gas Co. Ltd.	500	15,589
Nippon Kanzai Co. Ltd.	300	4,445
Nippon Kayaku Co. Ltd.	2,000	21,559
Nippon Koei Co. Ltd.	1,000	4,613
Nippon Light Metal Holdings Co. Ltd.	7,300	15,731
Nippon Paint Holdings Co. Ltd.	3,300	110,714
Nippon Paper Industries Co. Ltd.	1,300	23,741
Nippon Parking Development Co. Ltd.	3,100	4,341
Nippon Prologis REIT, Inc.	124	313,659
NIPPON REIT Investment Corp.	5	12,819
The Nippon Road Co. Ltd.	1,000	4,025
Nippon Seiki Co. Ltd.	1,000	19,070
Nippon Sheet Glass Co. Ltd. (a)	1,200	9,574
Nippon Shinyaku Co. Ltd.	700	37,931
Nippon Shokubai Co. Ltd.	400	24,944
Nippon Signal Co. Ltd.	700	5,901
Nippon Soda Co. Ltd.	2,000	8,554
Nippon Steel & Sumikin Bussan Corp.	200	7,083
Nippon Steel & Sumitomo Metal Corp.	16,900	347,023

	Number of Shares	Value
Nippon Suisan Kaisha Ltd.	3,700	$15,897
Nippon Telegraph & Telephone Corp.	14,300	653,087
Nippon Thompson Co. Ltd.	800	2,964
Nippon Yusen KK	36,000	67,407
Nipro Corp.	1,900	24,131
The Nishi-Nippon City Bank Ltd.	9,000	19,259
Nishi-Nippon Railroad Co. Ltd.	5,000	24,041
Nishimatsu Construction Co. Ltd.	3,000	13,953
Nishimatsuya Chain Co. Ltd.	600	9,109
Nishio Rent All Co. Ltd.	200	5,886
Nissan Chemical Industries Ltd.	1,700	51,502
Nissan Motor Co. Ltd.	51,600	505,298
Nissan Shatai Co. Ltd.	1,100	10,143
Nissha Printing Co. Ltd.	400	9,863
The Nisshin Oillio Group Ltd.	2,000	9,286
Nisshin Seifun Group, Inc.	4,600	69,993
Nisshin Steel Co. Ltd.	1,200	16,229
Nisshinbo Holdings, Inc.	1,700	16,848
Nissin Electric Co. Ltd.	700	11,654
Nissin Foods Holdings Co. Ltd.	1,300	78,843
Nissin Kogyo Co. Ltd.	500	7,621
Nitori Holdings Co. Ltd.	1,600	191,434
Nitta Corp.	300	7,510
Nittetsu Mining Co. Ltd.	100	3,881
Nitto Boseki Co. Ltd.	2,000	6,531
Nitto Denko Corp.	3,300	214,177
Nitto Kogyo Corp.	400	5,238
Noevir Holdings Co. Ltd.	200	6,090
NOF Corp.	2,000	20,332
Nohmi Bosai Ltd.	300	4,461
Nojima Corp.	300	3,720
NOK Corp.	1,600	35,051
Nomura Co. Ltd.	500	7,786
Nomura Holdings, Inc.	75,800	339,227
Nomura Real Estate Holdings, Inc.	9,100	153,542
Nomura Real Estate Master Fund, Inc.	309	516,251
Nomura Research Institute Ltd.	2,600	89,719
Noritake Co. Ltd.	200	4,627
Noritz Corp.	400	8,255
North Pacific Bank Ltd.	4,100	14,570
NS Solutions Corp.	500	8,760
NSD Co. Ltd.	600	9,637
NSK Ltd.	9,100	93,384
NTN Corp.	6,000	20,994
NTT Data Corp.	2,500	124,951
NTT DOCOMO, Inc.	28,800	730,204
NTT Urban Development Corp.	8,500	82,055
Obara Group, Inc.	200	7,852
Obayashi Corp.	12,700	125,886
OBIC Business Consultants Co. Ltd.	200	9,670
Obic Co. Ltd.	1,500	79,802
Odakyu Electric Railway Co. Ltd.	6,000	133,487
The Ogaki Kyoritsu Bank Ltd.	4,000	13,343

The accompanying notes are an integral part of the financial statements.

36

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ohsho Food Service Corp.	200	$7,844
Oiles Corp.	300	5,108
The Oita Bank Ltd.	2,000	7,267
Oji Holdings Corp.	19,000	75,182
Okabe Co. Ltd.	600	4,891
Okamoto Industries, Inc.	1,000	12,520
Okamura Corp.	1,000	9,679
Okasan Securities Group, Inc.	2,000	10,286
Oki Electric Industry Co. Ltd.	1,100	14,805
The Okinawa Electric Power Co., Inc.	400	9,040
OKUMA Corp.	2,000	15,360
Okumura Corp.	2,000	11,366
Olympus Corp.	6,300	219,781
Omron Corp.	3,800	136,543
OncoTherapy Science, Inc. (a)	1,700	5,041
Ono Pharmaceutical Co. Ltd.	8,700	241,552
Onward Holdings Co. Ltd.	2,000	14,424
Open House Co. Ltd.	400	8,550
Optex Co. Ltd.	200	4,744
Oracle Corp.	1,000	56,451
Orient Corp. (a)	5,900	11,296
Oriental Land Co. Ltd.	4,600	279,854
ORIX Corp.	27,600	407,250
Orix JREIT, Inc.	175	308,650
Osaka Gas Co. Ltd.	41,000	171,962
Osaka Soda Co. Ltd.	1,000	4,087
Osaka Steel Co. Ltd.	200	3,633
OSAKA Titanium Technologies Co. Ltd.	300	4,170
OSG Corp.	1,000	19,895
OSJB Holdings Corp.	1,900	4,016
Otsuka Corp.	900	42,719
Otsuka Holdings Co. Ltd.	8,100	369,468
Outsourcing, Inc.	200	8,753
Pacific Industrial Co. Ltd.	600	6,865
Pacific Metals Co. Ltd. (a)	2,000	5,967
The Pack Corp.	200	5,382
PAL GROUP Holdings Co. Ltd.	200	4,618
PALTAC CORPORATION	400	9,361
PanaHome Corp.	1,000	7,952
Panasonic Corp.	46,000	460,265
Paramount Bed Holdings Co. Ltd.	200	7,546
Park24 Co. Ltd.	2,200	71,485
PC Depot Corp.	600	3,004
Penta-Ocean Construction Co. Ltd.	3,700	21,092
PeptiDream, Inc. (a)	500	27,370
Pigeon Corp.	1,500	45,309
Pilot Corp.	400	16,707
Piolax, Inc.	100	6,231
Pioneer Corp. (a)	4,300	9,353
Plenus Co. Ltd.	300	5,466
Pola Orbis Holdings, Inc.	400	35,834
Premier Investment Corp.	91	120,711

	Number of Shares	Value
Press Kogyo Co. Ltd.	1,300	$5,555
Pressance Corp.	400	4,435
Prima Meat Packers Ltd.	2,000	7,254
Qol Co. Ltd.	200	2,885
Raito Kogyo Co. Ltd.	600	7,212
Rakuten, Inc.	19,800	257,561
Recruit Holdings Co. Ltd.	7,700	313,242
Relia, Inc.	600	5,366
Relo Group, Inc.	100	16,637
Rengo Co. Ltd.	3,000	18,361
Resona Holdings, Inc.	47,800	201,024
Resorttrust, Inc.	1,100	22,363
Ricoh Co. Ltd.	13,200	119,290
Ricoh Leasing Co. Ltd.	200	5,527
Riken Corp.	100	3,446
Riken Vitamin Co. Ltd.	100	4,725
Ringer Hut Co. Ltd.	300	6,951
Rinnai Corp.	800	74,300
Riso Kagaku Corp.	300	4,907
Rock Field Co. Ltd.	300	4,472
Rohm Co. Ltd.	1,900	100,154
Rohto Pharmaceutical Co. Ltd.	1,300	22,381
Roland DG Corp.	200	4,488
Round One Corp.	900	6,102
Royal Holdings Co. Ltd.	400	6,931
Ryobi Ltd.	2,000	8,885
Ryohin Keikaku Co. Ltd.	500	100,722
Ryosan Co. Ltd.	400	12,198
Ryoyo Electro Corp.	300	3,661
S Foods, Inc.	200	5,226
Sac’s Bar Holdings, Inc.	400	4,307
Saizeriya Co. Ltd.	400	9,102
Sakai Chemical Industry Co. Ltd.	1,000	3,242
Sakai Moving Service Co. Ltd.	100	2,543
Sakata INX Corp.	600	7,287
Sakata Seed Corp.	400	10,128
San-A Co. Ltd.	200	10,011
San-Ai Oil Co. Ltd.	700	4,779
The San-In Godo Bank Ltd.	2,000	13,677
SanBio Co. Ltd. (a)	200	2,972
Sanden Holdings Corp.	1,000	2,983
Sangetsu Corp.	800	15,502
Sanken Electric Co. Ltd. (a)	2,000	6,455
Sanki Engineering Co. Ltd.	700	6,248
Sankyo Co. Ltd.	800	27,314
Sankyo Tateyama, Inc.	400	6,506
Sankyu, Inc.	4,000	22,975
Sanrio Co. Ltd.	700	12,825
Santen Pharmaceutical Co. Ltd.	7,400	109,129
Sanwa Holdings Corp.	2,800	27,093
Sanyo Chemical Industries Ltd.	200	8,535
Sanyo Denki Co. Ltd.	1,000	5,496
Sanyo Special Steel Co. Ltd.	2,000	11,215

The accompanying notes are an integral part of the financial statements.

37

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sapporo Holdings Ltd.	900	$24,915
Sato Holdings Corp.	300	6,547
Sawada Holdings Co. Ltd.	400	4,002
Sawai Pharmaceutical Co. Ltd.	500	35,482
SBI Holdings, Inc.	3,600	42,939
SCREEN Holdings Co. Ltd.	600	38,687
SCSK Corp.	700	28,293
Secom Co. Ltd.	4,400	328,358
Sega Sammy Holdings, Inc.	3,200	45,572
Seibu Holdings, Inc.	4,100	67,644
Seikagaku Corp.	500	8,197
Seiko Epson Corp.	5,600	107,936
Seiko Holdings Corp.	2,000	6,308
Seino Holdings Co. Ltd.	2,000	21,016
Seiren Co. Ltd.	700	8,334
Sekisui Chemical Co. Ltd.	8,100	116,418
Sekisui House Ltd.	13,100	223,001
Sekisui House Reit, Inc.	59	90,647
Sekisui House SI Residential Investment Corp.	70	79,956
Sekisui Jushi Corp.	400	6,492
Senko Co. Ltd.	1,400	9,750
Senshu Ikeda Holdings, Inc.	3,300	14,544
Septeni Holdings Co. Ltd.	1,000	4,466
Seria Co. Ltd.	300	24,309
Seven & I Holdings Co. Ltd.	15,600	737,253
Seven Bank Ltd.	9,900	31,690
Sharp Corp. (a)	25,000	33,551
Shibuya Corp.	200	3,772
The Shiga Bank Ltd.	3,000	14,589
The Shikoku Bank Ltd.	2,000	4,265
Shikoku Chemicals Corp.	1,000	9,106
Shikoku Electric Power Co., Inc. (a)	2,800	27,659
Shima Seiki Manufacturing Ltd.	300	8,187
Shimachu Co. Ltd.	600	14,920
Shimadzu Corp.	5,000	76,072
Shimamura Co. Ltd.	400	48,502
Shimano, Inc.	1,500	222,359
Shimizu Corp.	11,000	98,147
Shin-Etsu Chemical Co. Ltd.	8,000	558,532
Shin-Etsu Polymer Co. Ltd.	600	4,018
Shindengen Electric Manufacturing Co. Ltd.	1,000	3,941
Shinko Electric Industries Co. Ltd.	1,000	5,654
Shinko Plantech Co. Ltd.	600	4,281
Shinmaywa Industries Ltd.	1,000	6,617
Shinsei Bank Ltd.	43,000	65,010
Shionogi & Co. Ltd.	6,200	316,907
Ship Healthcare Holdings, Inc.	600	18,434
Shiseido Co. Ltd.	8,100	214,202
The Shizuoka Bank Ltd.	11,000	88,079
Shizuoka Gas Co. Ltd.	800	6,312
SHO-BOND Holdings Co. Ltd.	300	13,957

	Number of Shares	Value
Shochiku Co. Ltd.	1,000	$12,146
Showa Corp.	700	3,686
Showa Denko KK	1,800	22,700
Showa Sangyo Co. Ltd.	2,000	10,478
Showa Shell Sekiyu KK	3,100	28,765
Siix Corp.	200	8,093
Sinko Industries Ltd.	300	3,842
Sintokogio Ltd.	600	5,542
SKY Perfect JSAT Holdings, Inc.	2,100	10,316
Skylark Co. Ltd.	1,400	18,841
SMC Corp.	1,200	346,164
SMK Corp.	1,000	3,315
SMS Co. Ltd.	300	8,006
Sodick Co. Ltd.	700	5,181
SoftBank Group Corp.	20,000	1,295,638
Sogo Medical Co. Ltd.	100	3,269
Sohgo Security Services Co. Ltd.	1,600	85,931
Sojitz Corp.	16,900	43,169
Sompo Japan Nipponkoa Holdings, Inc.	7,500	221,925
Sony Corp.	26,300	859,335
Sony Financial Holdings, Inc.	2,900	39,929
Sosei Group Corp. (a)	200	35,259
Sotetsu Holdings, Inc.	6,000	30,624
Square Enix Holdings Co. Ltd.	1,200	41,232
St Marc Holdings Co. Ltd.	200	5,474
Stanley Electric Co. Ltd.	3,200	86,073
Star Micronics Co. Ltd.	500	6,252
Start Today Co. Ltd.	3,000	51,381
Starts Corp., Inc.	400	7,410
Sugi Holdings Co. Ltd.	500	27,117
Sumco Corp.	2,600	21,389
Sumitomo Bakelite Co. Ltd.	2,000	10,459
Sumitomo Chemical Co. Ltd.	31,000	137,844
Sumitomo Corp.	25,200	281,392
Sumitomo Dainippon Pharma Co. Ltd.	3,700	71,530
Sumitomo Electric Industries Ltd.	16,200	229,110
Sumitomo Forestry Co. Ltd.	1,800	24,063
Sumitomo Heavy Industries Ltd.	13,000	64,056
Sumitomo Metal Mining Co. Ltd.	10,000	138,249
Sumitomo Mitsui Construction Co. Ltd.	11,600	10,889
Sumitomo Mitsui Financial Group, Inc.	27,900	940,312
Sumitomo Mitsui Trust Holdings, Inc.	6,500	210,945
Sumitomo Osaka Cement Co. Ltd.	5,000	23,242
Sumitomo Real Estate Sales Co. Ltd.	300	6,105
Sumitomo Realty & Development Co. Ltd.	33,000	854,954
Sumitomo Riko Co. Ltd.	500	4,699
Sumitomo Rubber Industries Ltd.	4,200	63,517
Sumitomo Seika Chemicals Co. Ltd.	200	7,082
The Sumitomo Warehouse Co. Ltd.	2,000	10,645

The accompanying notes are an integral part of the financial statements.

38

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sundrug Co. Ltd.	800	$66,888
Suntory Beverage & Food Ltd.	2,900	125,822
Suruga Bank Ltd.	3,700	88,726
Suzuken Co. Ltd.	1,900	62,709
Suzuki Motor Corp.	7,300	244,381
Sysmex Corp.	3,400	251,894
Systena Corp.	200	3,833
T&D Holdings, Inc.	11,300	127,402
T-Gaia Corp.	300	4,279
Tachi-S Co. Ltd.	400	6,503
Tadano Ltd.	1,400	13,758
Taiheiyo Cement Corp.	26,000	74,971
Taikisha Ltd.	300	7,393
Taisei Corp.	21,000	157,216
Taisho Pharmaceutical Holdings Co. Ltd.	800	81,956
Taiyo Holdings Co. Ltd.	200	6,903
Taiyo Nippon Sanso Corp.	2,200	22,937
Taiyo Yuden Co. Ltd.	1,500	14,816
Takamatsu Construction Group Co. Ltd.	300	6,947
Takara Bio, Inc.	700	11,744
Takara Holdings, Inc.	2,200	20,565
Takara Leben Co. Ltd.	1,100	7,410
Takara Standard Co. Ltd.	500	9,284
Takasago International Corp.	200	5,365
Takasago Thermal Engineering Co. Ltd.	600	8,932
Takashimaya Co. Ltd.	7,000	57,439
Takata Corp. (a)	800	2,829
Takeda Pharmaceutical Co. Ltd.	14,700	703,628
Takeuchi Manufacturing Co. Ltd.	500	8,430
Takuma Co. Ltd.	1,000	9,446
Tamron Co. Ltd.	300	4,860
Tanseisha Co. Ltd.	500	3,728
TDK Corp.	2,700	180,606
TechnoPro Holdings, Inc.	500	18,835
Teijin Ltd.	4,200	81,464
Teikoku Sen-I Co. Ltd.	300	4,684
Tekken Corp.	2,000	6,200
Temp Holdings Co. Ltd.	1,900	33,379
Tenma Corp.	300	4,778
Terumo Corp.	7,200	276,004
THK Co. Ltd.	2,000	39,397
TIS, Inc.	1,100	28,475
TKC Corp.	300	9,331
Toa Corp.	200	3,697
Toagosei Co. Ltd.	1,500	16,294
Tobu Railway Co. Ltd.	20,000	101,782
TOC Co. Ltd.	800	6,675
Tocalo Co. Ltd.	200	4,368
The Tochigi Bank Ltd.	1,000	4,056
Toda Corp.	3,000	15,819
Toei Animation Co. Ltd.	100	5,027
Toei Co. Ltd.	1,000	8,082

	Number of Shares	Value
The Toho Bank Ltd.	3,000	$10,551
Toho Co. Ltd.	2,400	79,654
Toho Gas Co. Ltd.	8,000	74,886
Toho Holdings Co. Ltd.	700	14,847
Toho Titanium Co. Ltd.	500	3,583
Toho Zinc Co. Ltd.	2,000	6,505
Tohoku Electric Power Co., Inc.	9,000	117,375
Tokai Carbon Co. Ltd.	3,000	8,154
Tokai Corp.	100	3,544
TOKAI Holdings Corp.	1,200	7,700
Tokai Rika Co. Ltd.	700	13,716
Tokai Tokyo Financial Holdings, Inc.	2,700	13,085
Token Corp.	100	7,446
Tokio Marine Holdings, Inc.	14,200	544,163
Tokushu Tokai Paper Co. Ltd.	100	3,559
Tokuyama Corp. (a)	4,000	16,801
Tokyo Broadcasting System Holdings, Inc.	500	7,822
Tokyo Dome Corp.	1,200	11,211
The Tokyo Electric Power Co Holdings, Inc. (a)	28,700	124,124
Tokyo Electron Ltd.	3,300	291,212
Tokyo Gas Co. Ltd.	43,000	191,322
Tokyo Ohka Kogyo Co. Ltd.	500	15,189
Tokyo Rope Manufacturing Co. Ltd.	200	3,348
Tokyo Seimitsu Co. Ltd.	500	13,341
Tokyo Steel Manufacturing Co. Ltd.	1,400	9,468
Tokyo Tatemono Co. Ltd.	15,500	186,180
Tokyo TY Financial Group, Inc.	400	11,207
Tokyotokeiba Co. Ltd.	2,000	3,984
Tokyu Construction Co. Ltd.	1,100	10,996
Tokyu Corp.	21,000	160,089
Tokyu Fudosan Holdings Corp.	12,200	66,297
Tokyu REIT, Inc.	64	85,927
TOMONY Holdings, Inc.	1,900	8,848
Tomy Co. Ltd.	900	9,479
TonenGeneral Sekiyu KK	7,000	70,893
Topcon Corp.	1,400	19,976
Toppan Forms Co. Ltd.	700	7,327
Toppan Printing Co. Ltd.	11,000	99,250
Topre Corp.	400	8,407
Topy Industries Ltd.	200	4,112
Toray Industries, Inc.	31,000	301,611
Toridoll.corp.	300	6,883
Torii Pharmaceutical Co. Ltd.	200	4,330
Tosei Corp.	500	3,750
Toshiba Corp. (a)	84,000	280,660
Toshiba Machine Co. Ltd.	2,000	6,852
Toshiba Plant Systems & Services Corp.	500	8,067
Toshiba TEC Corp. (a)	2,000	8,087
Tosho Co. Ltd.	100	4,424
Tosoh Corp.	8,000	49,331
Totetsu Kogyo Co. Ltd.	400	11,470

The accompanying notes are an integral part of the financial statements.

39

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TOTO Ltd.	2,900	$109,290
The Towa Bank Ltd.	5,000	4,401
Towa Pharmaceutical Co. Ltd.	100	4,059
Toyo Construction Co. Ltd.	1,000	4,339
Toyo Corp.	400	4,033
Toyo Engineering Corp.	2,000	6,479
Toyo Ink SC Holdings Co. Ltd.	3,000	13,448
Toyo Seikan Group Holdings Ltd.	3,900	68,713
Toyo Suisan Kaisha Ltd.	2,000	84,739
Toyo Tire & Rubber Co. Ltd.	1,400	19,743
Toyobo Co. Ltd.	11,000	18,455
Toyoda Gosei Co. Ltd.	1,100	25,600
Toyota Boshoku Corp.	900	20,199
Toyota Industries Corp.	3,300	153,120
Toyota Motor Corp.	55,500	3,218,652
Toyota Tsusho Corp.	4,300	99,739
TPR Co. Ltd.	300	8,435
Trancom Co. Ltd.	100	6,284
Transcosmos, Inc.	400	10,538
Trend Micro, Inc.	2,400	83,608
Trusco Nakayama Corp.	300	16,002
TS Tech Co. Ltd.	600	15,196
TSI Holdings Co. Ltd.	1,000	5,808
Tsubaki Nakashima Co. Ltd.	300	4,541
Tsubakimoto Chain Co.	2,000	15,484
Tsugami Corp.	1,000	5,228
Tsukishima Kikai Co. Ltd.	400	4,438
Tsukuba Bank Ltd.	1,200	3,450
Tsukui Corp.	700	4,982
Tsumura & Co.	800	22,744
Tsuruha Holdings, Inc.	800	92,575
Tsurumi Manufacturing Co. Ltd.	300	4,677
TV Asahi Holdings Corp.	300	5,515
UACJ Corp.	4,000	12,044
Ube Industries Ltd.	14,000	26,763
UKC Holdings Corp.	200	3,277
Ulvac, Inc.	500	14,865
Unicharm Corp.	8,700	225,361
Union Tool Co.	200	5,312
Unipres Corp.	500	8,828
United Arrows Ltd.	300	7,295
United Super Markets Holdings, Inc.	800	7,904
United Urban Investment Corp.	211	384,257
UNITED, Inc.	200	3,078
Unitika Ltd. (a)	8,000	4,596
Universal Entertainment Corp. (a)	300	8,922
Unizo Holdings Co. Ltd.	200	5,593
Usen Corp.	1,500	4,590
Ushio, Inc.	1,500	17,301
USS Co. Ltd.	4,800	81,139
Valor Holdings Co. Ltd.	500	14,105
Vital KSK Holdings, Inc.	600	6,353
VT Holdings Co. Ltd.	1,100	5,847

	Number of Shares	Value
W-Scope Corp.	300	$6,317
Wacoal Holdings Corp.	1,000	11,274
Wacom Co. Ltd.	2,000	6,026
Wakita & Co. Ltd.	600	4,545
Warabeya Nichiyo Co. Ltd.	200	4,183
WATAMI Co. Ltd.	300	3,300
Welcia Holdings Co. Ltd.	300	20,657
West Japan Railway Co.	3,300	204,285
Xebio Holdings Co. Ltd.	400	5,987
Yahagi Construction Co. Ltd.	400	3,615
Yahoo! Japan Corp.	28,400	113,077
Yakult Honsha Co. Ltd.	1,900	85,577
YAMABIKO Corp.	500	4,488
Yamada Denki Co. Ltd.	14,500	71,917
The Yamagata Bank Ltd.	2,000	8,432
Yamaguchi Financial Group, Inc.	5,000	53,280
Yamaha Corp.	3,400	109,675
Yamaha Motor Co. Ltd.	5,500	111,333
The Yamanashi Chuo Bank Ltd.	2,000	8,621
Yamato Holdings Co. Ltd.	6,900	160,597
Yamato Kogyo Co. Ltd.	600	17,781
Yamazaki Baking Co. Ltd.	2,900	70,994
Yamazen Corp.	900	6,877
Yaoko Co. Ltd.	300	11,856
Yaskawa Electric Corp.	5,300	79,200
Yellow Hat Ltd.	200	4,115
Yodogawa Steel Works Ltd.	300	8,039
Yokogawa Bridge Holdings Corp.	500	5,587
Yokogawa Electric Corp.	5,400	71,856
Yokohama Reito Co. Ltd.	700	7,434
The Yokohama Rubber Co. Ltd.	1,900	30,372
Yondoshi Holdings, Inc.	200	4,642
Yonex Co. Ltd.	200	9,662
Yorozu Corp.	200	2,935
Yoshinoya Holdings Co. Ltd.	900	12,895
Yuasa Trading Co. Ltd.	300	6,885
Yumeshin Holdings Co. Ltd.	600	4,599
Yurtec Corp.	1,000	5,520
Yushin Precision Equipment Co. Ltd.	100	2,518
Zenkoku Hosho Co. Ltd.	600	24,803
Zenrin Co. Ltd.	300	5,327
Zensho Holdings Co. Ltd.	1,200	21,423
Zeon Corp.	2,000	17,768
ZERIA Pharmaceutical Co. Ltd.	400	6,778
Zojirushi Corp.	500	8,122

		79,745,265

Liberia — 0.0%
Royal Caribbean Cruises Ltd.	5,951	446,027

Luxembourg — 0.1%
ADO Properties SA (b)	2,051	82,037
Altisource Portfolio Solutions SA (a)	615	19,926
APERAM SA	637	28,741

The accompanying notes are an integral part of the financial statements.

40

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ArcelorMittal (a)	39,806	$243,085
B&M European Value Retail SA	9,391	31,039
BRAAS Monier Building Group SA	317	9,266
Eurofins Scientific SE	156	70,859
Globant SA (a)	1,239	52,187
Grand City Properties SA	7,409	144,950
Intelsat SA (a)	1,852	5,019
Millicom International Cellular SA	1,513	78,435
RTL Group	901	74,771
SAF-Holland SA	648	8,371
SES SA	7,240	177,585
Subsea 7 SA (a)	3,555	38,271
Tenaris SA	9,505	135,048
Trinseo SA	1,463	82,747

		1,282,337

Malta — 0.0%
Kambi Group PLC (a)	339	4,833
Unibet Group PLC	3,103	28,817

		33,650

Mauritius — 0.0%
Golden Agri-Resources Ltd.	114,800	30,073

Netherlands — 1.5%
Aalberts Industries NV	1,471	50,158
ABN AMRO Group NV (b)	4,919	101,784
Accell Group	339	8,615
Aegon NV	36,218	138,778
AerCap Holdings NV (a)	3,246	124,939
Airbus Group SE	12,104	732,156
Akzo Nobel NV	5,153	348,711
Altice NV Class A (a)	7,331	131,517
Altice NV Class B (a)	1,858	33,458
Amsterdam Commodities NV	275	6,842
Arcadis NV	933	13,426
ASM International NV	640	26,177
ASML Holding NV	7,666	840,647
AVG Technologies NV (a)	2,002	50,070
BE Semiconductor Industries NV	458	15,641
BinckBank NV	912	5,201
Boskalis Westminster	2,073	73,774
Brunel International NV	331	5,791
Chicago Bridge & Iron Co. NV	3,681	103,178
Cimpress NV (a)	1,254	126,880
CNH Industrial NV	20,048	143,502
Corbion NV	768	20,681
COSMO Pharmaceuticals NV	90	14,350
Delta Lloyd NV	6,112	28,061
Eurocommercial Properties NV	3,281	148,073
Euronext NV (b)	795	33,923
Ferrari NV	2,491	129,397
Fiat Chrysler Automobiles NV	18,406	116,860
Flow Traders (b)	376	11,438
Frank’s International NV	1,323	17,199

	Number of Shares	Value
Fugro NV (a)	813	$13,156
Gemalto NV	1,637	104,966
Heineken Holding NV	1,995	159,938
Heineken NV	4,818	423,758
IMCD Group NV	676	29,688
ING Groep NV	80,635	993,993
Intertrust NV (a) (b)	550	13,194
InterXion Holding NV (a)	1,000	36,220
Kendrion NV	183	5,587
Koninklijke Ahold Delhaize NV	26,495	603,537
Koninklijke BAM Groep NV	3,137	14,543
Koninklijke DSM NV	3,847	259,822
Koninklijke KPN NV	73,134	242,768
Koninklijke Philips Electronics NV	19,397	574,275
Koninklijke Vopak NV	1,572	82,511
LyondellBasell Industries NV Class A	5,554	447,986
Mobileye NV (a)	3,446	146,696
Mylan NV (a)	7,324	279,191
NN Group NV	6,296	193,241
NSI NV	10,006	41,434
NXP Semiconductor NV (a)	6,113	623,587
OCI NV (a)	1,595	23,516
Orthofix International NV (a)	842	36,012
Patheon NV (a)	1,155	34,223
PostNL NV (a)	5,671	25,743
QIAGEN NV (a)	4,512	124,223
QIAGEN NV (a)	8,058	221,112
Randstad Holding NV	2,448	111,511
Refresco Group NV (b)	672	11,169
RELX NV	20,826	373,975
Sapiens International Corp. NV	1,331	16,997
SBM Offshore NV	2,432	34,552
Schlumberger Ltd.	22,489	1,768,535
STMicroelectronics NV	13,235	108,027
TKH Group NV	555	21,687
TomTom NV (a)	1,409	13,487
Unilever NV	33,779	1,558,237
Vastned Retail NV	1,367	55,209
Wereldhave NV	2,945	149,031
Wessanen	1,035	13,289
Wolters Kluwer NV	6,381	273,068
Wright Medical Group NV (a)	5,180	127,065

		13,991,986

New Zealand — 0.1%
a2 Milk Co. Ltd. (a)	9,759	13,038
Air New Zealand Ltd.	7,607	10,323
Argosy Property Ltd.	11,624	9,492
Auckland International Airport Ltd.	19,796	105,978
Chorus Ltd.	5,553	15,841
Contact Energy Ltd.	17,424	64,056
Fisher & Paykel Healthcare Corp. Ltd.	7,587	55,427

The accompanying notes are an integral part of the financial statements.

41

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fletcher Building Ltd.	13,996	$109,524
Freightways Ltd.	2,237	10,705
Genesis Energy Ltd.	7,023	10,678
Goodman Property Trust	14,111	13,418
Infratil Ltd.	7,799	18,405
Kiwi Property Group Ltd.	92,218	100,770
Mercury NZ Ltd.	11,559	25,594
Meridian Energy Ltd.	31,329	59,265
Metlifecare Ltd.	1,974	8,993
The New Zealand Refining Co. Ltd.	2,316	4,137
Precinct Properties New Zealand Ltd.	14,344	13,578
Ryman Healthcare Ltd.	6,334	44,440
SKY Network Television Ltd.	5,266	18,884
SKYCITY Entertainment Group Ltd.	8,626	28,833
Spark New Zealand Ltd.	37,600	98,873
Summerset Group Holdings Ltd.	2,739	10,593
Trade Me Group Ltd.	5,369	21,987
The Warehouse Group Ltd.	3,521	7,525
Xero Ltd. (a)	1,025	14,481
Z Energy Ltd.	4,888	29,914

		924,752

Norway — 0.2%
Akastor ASA (a)	2,803	2,993
Aker ASA	348	11,970
Aker Solutions ASA (a)	2,076	9,739
Atea ASA	1,109	11,262
Austevoll Seafood ASA	1,252	10,546
Borregaard ASA	1,376	12,382
Det Norske Oljeselskap ASA (a)	1,359	21,659
DNB ASA	20,798	273,240
DNO ASA (a)	9,002	9,160
Entra ASA (b)	6,529	73,202
Europris ASA (b)	1,552	7,866
Gjensidige Forsikring ASA	4,444	83,050
Hexagon Composites ASA (a)	1,044	3,764
IDEX ASA (a)	5,175	4,966
Kongsberg Automotive ASA (a)	6,110	5,006
Leroy Seafood Group ASA	400	20,250
Marine Harvest ASA	7,675	137,375
Nordic Semiconductor ASA (a)	1,704	8,341
Norsk Hydro ASA	27,417	118,281
Norwegian Air Shuttle ASA (a)	387	14,172
Norwegian Property ASA	17,384	23,604
Ocean Yield ASA	738	6,085
Opera Software ASA (a)	1,615	11,212
Orkla ASA	17,811	184,014
Petroleum Geo-Services ASA (a)	2,994	6,606
Protector Forsikring ASA	841	8,013
REC Silicon ASA (a)	28,256	3,954
Salmar ASA	681	20,826
Scatec Solar ASA (b)	1,539	5,980
Schibsted ASA Class A	1,275	37,517

	Number of Shares	Value
Schibsted ASA Class B	1,502	$40,305
Selvaag Bolig ASA	876	4,433
Skandiabanken ASA (a) (b)	873	6,457
SpareBank 1 Nord Norge	1,409	7,296
SpareBank 1 SMN	1,720	11,998
StatoilHydro ASA	23,207	389,329
Storebrand ASA (a)	6,043	29,973
Telenor ASA	15,913	273,627
TGS Nopec Geophysical Co. ASA	1,394	25,189
Thin Film Electronics ASA (a)	8,077	3,886
Treasure ASA (a)	1,505	3,336
Wilh Wilhelmsen ASA	1,031	3,101
XXL ASA (b)	1,318	18,090
Yara International ASA	3,595	119,700

		2,083,755

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA	1,460	41,143
Carnival Corp.	6,532	318,892
Copa Holdings SA Class A	1,099	96,635
McDermott International, Inc. (a)	11,746	58,847
Norstar Holdings, Inc.	183	3,467

		518,984

Papua New Guinea — 0.0%
Oil Search Ltd.	26,819	146,749

Portugal — 0.1%
Altri SGPS SA	1,128	3,941
Banco BPI SA (a)	5,029	6,384
Banco Comercial Portugues SA (a)	603,067	10,409
Corticeira Amorim SGPS SA	351	3,416
CTT-Correios de Portugal SA	1,975	13,300
EDP — Energias de Portugal SA	45,305	152,120
Galp Energia SGPS SA	9,318	127,389
Jeronimo Martins SGPS SA	5,439	94,306
Mota-Engil SGPS SA	2,413	4,632
The Navigator Co. SA	2,958	8,502
NOS SGPS SA	3,131	21,304
REN — Redes Energeticas Nacionais SGPS SA	3,428	10,024
Semapa-Sociedade de Investimento e Gestao	377	4,824
Sonae SGPS SA	11,012	8,412

		468,963

Puerto Rico — 0.0%
EVERTEC, Inc.	3,341	56,062
First BanCorp (a)	5,764	29,973
OFG Bancorp	2,192	22,161
Popular, Inc.	3,615	138,165
Triple-S Management Corp. Class B (a)	1,145	25,110

		271,471

The accompanying notes are an integral part of the financial statements.

42

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Singapore — 0.7%
Accordia Golf Trust	10,700	$5,305
AIMS AMP Capital Industrial REIT	7,500	7,725
Ascendas Hospitality Trust	10,500	5,655
Ascendas India Trust	10,800	8,550
Ascendas Real Estate Investment Trust	177,900	330,031
Ascott Residence Trust	14,100	11,781
Asian Pay Television Trust	19,700	7,377
Boustead Singapore Ltd.	8,500	5,022
Broadcom Ltd.	6,039	1,041,848
Bumitama Agri Ltd.	9,400	5,018
Cache Logistics Trust	12,200	8,026
Cambridge Industrial Trust	14,600	5,895
CapitaLand Commercial Trust	167,100	195,687
CapitaLand Commercial Trust	206,600	329,935
Capitaland Ltd.	201,800	476,667
CapitaLand Retail China Trust	7,900	9,389
CDL Hospitality Trusts	46,100	47,433
City Developments Ltd.	44,000	294,518
ComfortDelGro Corp. Ltd.	44,100	91,347
Cosco Corp. Singapore Ltd. (a)	15,800	3,068
Croesus Retail Trust	11,200	7,038
CWT Ltd.	3,300	4,845
DBS Group Holdings, Ltd.	36,800	417,757
Ezion Holdings Ltd. (a)	24,400	5,008
Far East Hospitality Trust	11,900	5,277
First Real Estate Investment Trust	7,200	7,167
First Resources Ltd.	7,600	10,234
Fortune Real Estate Investment Trust	77,000	96,856
Frasers Centrepoint Trust	7,600	12,284
Frasers Commercial Trust	9,000	9,293
Frasers Hospitality Trust	10,700	5,415
Genting Singapore PLC	132,000	73,265
Global Logistic Properties Ltd.	57,400	79,113
Ho Bee Land Ltd.	2,800	4,442
Hutchison Port Holdings Trust	130,200	58,405
Hyflux Ltd.	12,500	4,362
Jardine Cycle & Carriage Ltd.	2,200	69,569
Keppel Corp. Ltd.	28,400	113,631
Keppel DC REIT	8,100	7,246
Keppel REIT	133,700	109,490
Lippo Malls Indonesia Retail Trust	25,400	6,996
M1 Ltd.	5,300	9,354
Mapletree Commercial Trust	133,600	156,812
Mapletree Greater China Commercial Trust	24,300	19,582
Mapletree Industrial Trust	90,300	118,204
Mapletree Logistics Trust	105,100	82,625
Midas Holdings Ltd.	27,500	4,650
OUE Hospitality Trust	14,000	6,992
OUE Ltd.	5,300	6,799
Oversea-Chinese Banking Corp. Ltd.	64,700	413,058

	Number of Shares	Value
Parkway Life Real Estate Investment Trust	5,000	$9,559
Perennial Real Estate Holdings Ltd.	7,800	5,009
Raffles Medical Group Ltd.	11,900	13,370
RHT Health Trust	8,900	6,815
Riverstone Holdings Ltd.	7,700	5,098
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	10,000	3,848
SATS Ltd.	9,100	33,227
SembCorp Industries Ltd.	16,000	30,643
SembCorp Marine Ltd.	21,200	20,498
Sheng Siong Group Ltd.	7,500	5,838
SIIC Environment Holdings Ltd. (a)	12,600	5,737
Singapore Airlines Ltd.	11,500	88,949
Singapore Exchange Ltd.	16,300	88,965
Singapore Post Ltd.	20,900	22,367
Singapore Press Holdings Ltd.	32,600	91,540
Singapore Technologies Engineering Ltd.	33,000	78,599
Singapore Telecommunications Ltd.	164,600	482,647
SMRT Corp. Ltd.	10,400	12,826
Soilbuild Business Space REIT	10,800	5,546
SPH REIT	10,500	7,718
Starhill Global REIT	19,900	12,000
StarHub Ltd.	9,700	24,533
Suntec Real Estate Investment Trust	193,800	245,046
Super Group Ltd.	6,900	4,036
United Engineers Ltd.	6,900	12,506
United Overseas Bank Ltd.	27,100	376,425
UOL Group Ltd.	35,300	145,895
Venture Corp. Ltd.	3,600	23,860
WaVe Life Sciences Ltd. (a)	447	14,514
Wilmar International Ltd.	39,200	92,830
Wing Tai Holdings Ltd.	6,200	7,703
Yangzijiang Shipbuilding Holdings Ltd.	36,300	20,094
Yanlord Land Group Ltd.	8,000	8,217
Yoma Strategic Holdings Ltd.	15,600	6,741

		6,829,245

Spain — 1.0%
Abengoa SA (a)	11,608	2,797
Abertis Infraestructuras SA	13,853	215,686
Acciona SA	386	29,169
Acerinox SA	2,261	29,907
ACS Actividades de Construccion y Servicios SA	3,956	119,561
Aena SA (b)	1,455	214,606
Almirall SA	834	12,810
Amadeus IT Group SA	9,139	456,584
Applus Services SA	1,780	18,094
Atresmedia Corp. de Medios de Comunicacion SA	1,229	13,475

The accompanying notes are an integral part of the financial statements.

43

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Axiare Patrimonio SOCIMI SA	4,343	$57,500
Banco Bilbao Vizcaya Argentaria SA	134,671	814,203
Banco de Sabadell SA	104,472	133,789
Banco Popular Espanol SA	71,503	88,293
Banco Santander SA	299,823	1,325,813
Bankia SA	101,846	83,518
Bankinter SA	14,130	100,507
Bolsas y Mercados Espanoles SHMSF SA	1,011	30,034
CaixaBank SA	65,158	164,616
Cellnex Telecom SAU (b)	2,261	40,896
Cia de Distribucion Integral Logista Holdings SA	541	12,070
CIE Automotive SA	576	11,336
Construcciones y Auxiliar de Ferrocarriles SA	26	10,450
Corp. Financiera Alba SA	200	8,405
Distribuidora Internacional de Alimentacion SA	13,670	84,628
Ebro Foods SA	934	21,719
Enagas SA	4,503	135,321
Ence Energia y Celulosa SA	2,009	4,378
Endesa SA	6,311	135,267
Euskaltel SA (a) (b)	1,334	13,246
Faes Farma SA	3,485	13,448
Ferrovial SA	10,422	221,714
Fomento de Construcciones y Contratas SA (a)	1,018	9,654
Gamesa Corp Tecnologica SA	3,227	77,268
Gas Natural SDG SA	6,886	141,519
Grifols SA	5,940	127,982
Grupo Catalana Occidente SA	567	16,847
Hispania Activos Inmobiliarios SOCIMI SA	6,585	88,249
Iberdrola SA	113,051	767,997
Indra Sistemas SA (a)	1,447	19,400
Industria de Diseno Textil SA	22,646	839,499
Inmobiliaria Colonial SA	16,588	120,652
International Consolidated Airlines Group SA	17,751	92,069
Laboratorios Farmaceuticos Rovi SA	234	3,404
Lar Espana Real Estate Socimi SA	5,644	40,554
Liberbank SA (a)	5,687	4,760
Mapfre SA	25,863	72,342
Mediaset Espana Comunicacion SA	2,717	32,200
Melia Hotels International SA	766	9,551
Merlin Properties Socimi SA	23,397	276,891
Miquel y Costas & Miquel SA	111	4,777
NH Hotel Group SA (a)	2,629	11,990
Obrascon Huarte Lain SA	1,611	6,463
Papeles y Cartones de Europa SA	671	3,611
Pharma Mar SA (a)	2,440	7,757
Promotora de Informaciones SA (a)	759	4,864

	Number of Shares	Value
Prosegur Cia de Seguridad SA	3,733	$26,083
Realia Business SA (a)	3,638	3,965
Red Electrica Corp. SA	9,378	202,150
Repsol YPF SA	23,276	315,890
Sacyr SA	4,639	9,787
Saeta Yield SA	746	7,409
Talgo SA (a) (b)	1,341	6,506
Tecnicas Reunidas SA	457	17,811
Telefonica SA	92,745	938,511
Tubacex SA	1,699	5,035
Viscofan SA	568	30,730
Zardoya Otis SA	3,140	30,194

		8,998,211

Sweden — 1.0%
AAK AB	398	29,380
AF AB	819	15,936
Alfa Laval AB	6,207	97,234
Alimak Group AB (b)	408	4,196
Arcam AB (a)	275	9,388
Assa Abloy AB Class B	20,796	422,257
Atlas Copco AB	13,891	417,943
Atlas Copco AB Class B	8,390	229,076
Attendo AB (b)	1,407	13,613
Avanza Bank Holding AB	323	12,754
Axfood AB	965	17,017
B&B Tools AB	343	7,653
Betsson AB	1,564	17,279
Bilia AB	562	13,845
BillerudKorsnas AB	2,371	41,925
BioGaia AB	207	6,032
Boliden AB	5,537	130,021
Bonava AB (a)	1,166	14,700
Bravida Holding AB (b)	1,263	8,393
Bure Equity AB	621	7,289
Byggmax Group AB	818	6,170
Capio AB (b)	982	5,472
Castellum AB	18,665	279,458
Clas Ohlson AB	513	7,980
Cloetta AB	3,094	11,216
Collector AB (a)	273	3,783
Com Hem Holding AB	1,822	16,842
Concentric AB	564	7,589
D Carnegie & Co. AB (a)	3,203	41,049
Dios Fastigheter AB	3,436	25,918
Dometic Group AB (a) (b)	1,762	14,133
Duni AB	498	7,575
Dustin Group AB (b)	641	4,593
Electrolux AB Series B	4,902	122,840
Elekta AB	5,307	51,376
Eltel AB (b)	669	6,684
Evolution Gaming Group AB (b)	266	8,658
Fabege AB	9,398	171,254

The accompanying notes are an integral part of the financial statements.

44

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fastighets AB Balder (a)	6,646	$176,507
Fingerprint Cards AB (a)	4,496	52,537
Getinge AB Class B	4,407	85,387
Granges AB	1,040	10,605
Gunnebo AB	1,033	4,767
Haldex AB	562	7,892
Hemfosa Fastigheter AB	7,280	78,877
Hennes & Mauritz AB Class B	19,789	557,884
Hexagon AB Class B	5,531	241,353
Hexpol AB	3,327	29,806
Hoist Finance AB (b)	821	7,895
Holmen AB	662	23,568
Hufvudstaden AB	7,864	136,141
Husqvarna AB Class B	9,478	82,641
ICA Gruppen AB	1,363	44,989
Industrivarden AB Class C	2,838	52,468
Indutrade AB	1,298	27,843
Intrum Justitia AB	991	31,948
Investment AB Oresund	421	7,182
Investor AB Class B	9,638	352,192
Inwido AB	803	10,853
ITAB Shop Concept AB	501	4,614
JM AB	1,019	27,823
KappAhl AB	859	4,373
Kinnevik AB Class B	4,772	121,626
Klovern AB	38,383	47,716
Kungsleden AB	11,247	82,222
L E Lundbergforetagen AB	574	37,683
Lifco AB	571	15,439
Lindab International AB	941	9,237
Loomis AB	976	30,133
Lundin Petroleum AB (a)	4,336	79,250
Mekonomen AB	332	6,463
Modern Times Group MTG AB Class B	722	18,480
Mycronic AB	853	10,640
NCC AB	1,266	33,150
NetEnt AB	2,374	21,706
New Wave Group AB	685	4,050
Nibe Industrier AB	4,455	39,625
Nobia AB	1,431	13,578
Nobina AB (b)	1,214	7,711
Nolato AB	284	8,703
Nordax Group AB (b)	832	4,662
Nordea Bank AB	63,386	628,711
Nordnet AB	1,135	3,728
Pandox AB	3,816	66,780
Peab AB	2,491	21,469
Ratos AB	2,600	12,339
RaySearch Laboratories AB	281	6,499
Recipharm AB	505	8,241
Rezidor Hotel Group AB	1,255	5,452
Saab AB	868	30,883
Sandvik AB	22,724	249,736

	Number of Shares	Value
SAS AB (a)	1,704	$3,395
Scandi Standard AB	631	4,684
Scandic Hotels Group AB (a) (b)	563	5,114
Securitas AB Class B	6,460	108,220
Skandinaviska Enskilda Banken AB Class A	32,325	324,572
Skanska AB	6,726	156,936
SKF AB Class B	7,935	136,887
SkiStar AB	320	5,165
SSAB AB (a)	2,932	8,535
SSAB AB (a)	7,404	18,037
Starbreeze AB (a)	2,235	6,038
Svenska Cellulosa AB Class B	12,707	377,218
Svenska Handelsbanken AB	31,680	435,057
Sweco AB	967	19,919
Swedbank AB Class A	18,935	444,658
Swedish Match AB	3,791	139,049
Swedish Orphan Biovitrum AB (a)	2,005	24,898
Tele2 AB	5,469	47,173
Telefonaktiebolaget LM Ericsson Class B	64,088	462,524
TeliaSonera AB	51,954	232,556
Tethys Oil AB	972	6,858
Thule Group AB (b)	1,251	21,352
Tobii AB (a)	771	6,448
Trelleborg AB	3,526	69,003
Vitrolife AB	175	11,098
Volvo AB Class B	32,215	367,400
Wallenstam AB	13,754	116,003
Wihlborgs Fastigheter AB	4,757	101,137

		9,654,512

Switzerland — 2.8%
ABB Ltd.	40,747	914,913
Actelion Ltd.	2,134	369,453
Adecco Group AG	3,268	184,034
AFG Arbonia-Forster Holding AG (a)	523	8,145
Allied World Assurance Co Holdings AG	3,088	124,817
Allreal Holding AG	740	112,330
APG SGA SA	20	8,487
Aryzta AG	1,946	86,353
Ascom Holding AG	487	8,773
Autoneum Holding AG	38	10,678
Baloise Holding AG	1,014	122,640
Banque Cantonale Vaudoise	40	26,214
Barry Callebaut AG	52	69,093
Basilea Pharmaceutica AG (a)	166	13,140
BKW AG	196	9,400
Bobst Group SA	117	6,526
Bossard Holding AG	83	10,927
Bucher Industries AG	91	22,772
Burckhardt Compression Holding AG	40	11,333

The accompanying notes are an integral part of the financial statements.

45

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Burkhalter Holding AG	55	$7,424
Cembra Money Bank AG	394	30,874
Chocoladefabriken Lindt & Spruengli AG	2	136,500
Chocoladefabriken Lindt & Spruengli AG	20	115,594
Chubb Ltd.	7,407	930,690
Cie Financiere Richemont SA	10,825	659,109
Clariant AG	4,325	74,354
Coca-Cola HBC AG	3,963	91,971
Comet Holding AG	10	9,140
Conzzeta AG	21	14,483
Credit Suisse Group	38,758	507,066
Daetwyler Holding AG	114	16,428
dorma+kaba Holding AG	43	31,824
Dufry AG (a)	945	118,199
EDAG Engineering Group AG	236	3,813
EFG International AG	965	4,730
Emmi AG	29	19,836
EMS-Chemie Holding AG Registered	175	93,905
Evolva Holding SA (a)	4,967	3,016
Flughafen Zuerich AG	293	57,196
Forbo Holding AG	17	22,853
Galenica AG Registered	83	88,007
GAM Holding Ltd.	2,206	21,026
Garmin Ltd.	3,935	189,313
Geberit AG Registered	791	346,181
Georg Fischer AG	61	53,378
Givaudan SA Registered	191	388,449
Helvetia Holding AG	96	48,395
Huber + Suhner AG	194	12,940
Implenia AG	212	14,990
Inficon Holding AG	23	8,803
Intershop Holding AG	14	7,205
Julius Baer Group Ltd.	4,426	179,638
Kardex AG	88	8,458
Komax Holding AG	48	11,754
Kudelski SA	517	9,632
Kuehne & Nagel International AG	1,087	157,598
LafargeHolcim Ltd.	9,446	509,890
Leonteq AG	119	6,422
Logitech International SA	2,098	47,069
Lonza Group AG Registered	1,152	219,826
Meyer Burger Technology AG (a)	1,295	4,413
Mobilezone Holding AG	354	5,192
Mobimo Holding AG	444	112,997
Molecular Partners AG (a)	165	4,246
Myriad Group AG (a)	1,306	3,783
Nestle SA	66,214	5,217,241
Novartis AG	46,353	3,645,259
OC Oerlikon Corp. AG	2,787	27,827
Oriflame Holding AG (a)	558	20,463
Orior AG	79	6,692

	Number of Shares	Value
Panalpina Welttransport Holding AG	147	$20,505
Pargesa Holding SA	594	40,658
Partners Group Holding AG	341	171,778
Plazza AG	23	5,564
PSP Swiss Property AG	3,007	286,602
Rieter Holding AG	44	8,936
Roche Holding AG	14,583	3,612,735
Santhera Pharmaceutical Holding AG (a)	73	3,945
Schindler Holding AG	967	181,162
Schindler Holding AG	451	85,360
Schmolz + Bickenbach AG (a)	6,344	4,310
Schweiter Technologies AG	14	16,212
SFS Group AG	233	18,388
SGS SA	116	259,692
Siegfried Holding AG	51	11,146
Sika AG	46	223,570
Sonova Holding AG	1,061	150,167
St Galler Kantonalbank AG	36	14,085
Straumann Holding AG	139	54,334
Sulzer AG	185	19,320
Sunrise Communications Group AG (b)	455	31,731
The Swatch Group AG	606	171,238
The Swatch Group AG Registered	1,201	66,703
Swiss Life Holding AG	644	166,430
Swiss Prime Site AG	5,302	464,982
Swiss Re AG	6,962	628,121
Swisscom AG	518	245,914
Swissquote Group Holding SA	132	3,740
Syngenta AG	1,927	842,619
Tecan Group AG	142	24,907
Temenos Group AG	851	53,609
Transocean Ltd.	12,185	129,892
U-Blox AG	89	19,195
UBS Group AG	76,193	1,034,599
Valiant Holding AG	219	20,128
Valora Holding AG	40	11,405
Vontobel Holding AG	308	15,313
VZ Holding AG	38	10,641
Ypsomed Holding AG	43	8,804
Zehnder Group AG (a)	144	6,403
Zurich Insurance Group AG	3,137	807,257

		26,398,220

United Kingdom — 6.3%
3i Group PLC	21,342	179,642
888 Holdings PLC	2,203	6,328
AA PLC	8,162	31,283
Abcam PLC	2,458	26,762
Aberdeen Asset Management PLC	20,188	85,213
Acacia Mining PLC	2,219	14,292
Admiral Group PLC	4,307	114,386

The accompanying notes are an integral part of the financial statements.

46

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Advanced Medical Solutions Group PLC	2,837	$8,384
Aggreko PLC	5,976	73,864
Aldermore Group PLC (a)	2,774	6,021
Allied Minds PLC (a)	2,481	10,506
Amdocs Ltd.	5,231	302,613
AMEC PLC	5,259	39,164
Amerisur Resources PLC (a)	12,959	4,115
Anglo American PLC (a)	29,354	368,470
Antofagasta PLC	6,672	45,207
AO World PLC (a)	2,865	6,276
Aon PLC	4,210	473,583
ARRIS International PLC (a)	6,659	188,649
Arrow Global Group PLC	2,126	8,126
Ashmore Group PLC	5,181	23,714
Ashtead Group PLC	9,826	161,874
ASOS PLC (a)	800	50,280
Associated British Foods PLC	7,570	255,108
Assura PLC	94,228	71,174
AstraZeneca PLC	26,227	1,698,988
Atlantica Yield PLC	2,803	53,285
Atlassian Corp. PLC Class A (a)	921	27,602
Auto Trader Group PLC (b)	20,637	108,466
Aveva Group PLC	864	22,376
Aviva PLC	84,099	481,230
Babcock International Group PLC	5,651	75,816
BAE Systems PLC	65,499	444,385
Balfour Beatty PLC (a)	9,282	33,614
Barclays PLC	350,863	765,018
Barratt Developments PLC	20,093	129,015
BBA Aviation PLC	15,254	49,415
Beazley PLC	7,026	35,294
Bellway PLC	1,757	54,046
Berendsen PLC	2,582	41,664
Berkeley Group Holdings PLC	2,803	93,881
BGEO Group PLC	530	19,982
BHP Billiton PLC	43,674	656,415
Big Yellow Group PLC	10,218	103,304
Bodycote PLC	2,600	19,789
boohoo.com plc (a)	8,927	11,796
Booker Group PLC	24,695	56,975
Bovis Homes Group PLC	1,814	20,573
BP PLC	386,848	2,253,059
Brammer PLC	1,970	3,068
Brewin Dolphin Holdings PLC	3,813	13,038
British American Tobacco PLC	38,682	2,473,806
The British Land Co. PLC	81,872	672,627
Britvic PLC	3,413	26,675
BT Group PLC	174,890	881,809
BTG PLC (a)	5,166	42,452
Bunzl PLC	7,216	213,512
Burberry Group PLC	9,750	174,489
Cairn Energy PLC (a)	7,837	19,097

	Number of Shares	Value
Cape PLC	1,752	$4,740
Capita PLC	14,591	126,735
Capital & Counties Properties PLC	52,675	196,631
Capital & Regional PLC	30,760	24,146
Card Factory PLC	4,135	16,457
Cardtronics PLC Class A (a)	2,272	101,331
Carillion PLC	5,880	18,912
Carnival PLC	4,157	202,910
Centamin PLC	14,753	28,302
Centrica PLC	113,273	335,040
Chemring Group PLC (a)	3,950	7,206
Chesnara PLC	1,764	7,557
Cineworld Group PLC	2,538	19,044
Clinigen Healthcare Ltd. (a)	1,255	11,663
Close Brothers Group PLC	2,005	35,570
CMC Markets PLC (b)	1,589	4,057
Cobham PLC	37,805	82,259
Coca-Cola European Partners PLC	4,306	171,263
Compass Group PLC	34,201	663,242
Costain Group PLC	1,227	5,727
Countrywide PLC	2,072	5,820
Crest Nicholson Holdings plc	3,422	20,008
Croda International PLC	2,673	120,826
CVS Group PLC	771	8,847
CYBG PLC (a)	11,857	40,908
Daejan Holdings PLC	282	20,421
Daily Mail & General Trust PLC	3,635	35,077
Dairy Crest Group PLC	1,923	16,151
Dart Group PLC	1,317	7,162
De La Rue PLC	1,399	10,775
Debenhams PLC	16,008	11,564
Delphi Automotive PLC	9,747	695,156
Derwent London PLC	7,264	245,356
Diageo PLC	52,218	1,497,250
Dialight PLC (a)	348	3,153
Dialog Semiconductor PLC (a)	1,049	40,448
Dignity PLC	638	23,173
Diploma PLC	1,542	17,568
Direct Line Insurance Group PLC	27,227	128,739
Dixons Carphone PLC	20,714	99,077
Domino’s Pizza Group PLC	6,668	32,261
Drax Group PLC	5,519	21,847
DS Smith PLC	13,706	68,271
Dunelm Group PLC	1,359	15,001
easyJet PLC	2,795	36,535
Electrocomponents PLC	5,906	25,986
Elementis PLC	6,329	17,875
EMIS Group PLC	810	9,873
Empiric Student Property PLC	35,753	53,807
EnQuest PLC (a)	10,304	3,580
Ensco PLC Class A	10,644	90,474
Enterprise Inns PLC (a)	7,151	8,620
Equiniti Group PLC (b)	2,894	7,474

The accompanying notes are an integral part of the financial statements.

47

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Eros International PLC (a)	1,475	$22,597
Essentra PLC	3,538	22,282
esure Group PLC	3,920	15,443
Evraz PLC (a)	4,787	9,976
F&C UK Real Estate Investment Ltd.	13,782	17,034
Faroe Petroleum PLC (a)	4,450	4,106
Fenner PLC	2,683	6,955
Ferroglobe PLC	3,141	28,363
Fevertree Drinks PLC	1,164	14,659
Firstgroup PLC (a)	16,235	22,227
Foxtons Group PLC	3,581	4,661
Fresnillo PLC	4,628	108,893
G4S PLC	32,708	96,575
Galliford Try PLC	1,114	19,141
Gem Diamonds Ltd.	3,030	4,844
Genus PLC	825	20,829
GKN PLC	33,836	140,632
GlaxoSmithKline PLC	101,065	2,153,738
Glencore PLC (a)	253,135	693,968
Go-Ahead Group PLC	580	15,248
Grainger PLC	29,347	87,625
Great Portland Estates PLC	24,474	201,178
Greene King PLC	4,598	46,192
Greggs PLC	1,365	17,940
GVC Holdings PLC	3,693	35,517
GW Pharmaceuticals PLC (a)	3,784	41,398
Halfords Group PLC	2,725	12,383
Halma PLC	5,581	75,883
Hammerson PLC	62,684	477,876
Hansteen Holdings PLC	53,060	79,984
Hargreaves Lansdown PLC	5,583	92,119
Hastings Group Holdings Ltd. (b)	1,748	5,236
Hays PLC	18,329	30,841
Helical PLC	7,114	24,900
Henderson Group PLC	15,218	45,762
Hikma Pharmaceuticals PLC	3,142	82,234
Hochschild Mining PLC	3,414	12,794
HomeServe PLC	3,533	26,320
Hostelworld Group Plc (b)	1,317	3,195
Howden Joinery Group PLC	9,179	51,367
HSBC Holdings PLC	411,396	3,088,780
Hunting PLC	1,736	10,319
Ibstock PLC (b)	2,740	5,732
ICAP PLC	12,426	75,070
IG Group Holdings PLC	5,355	60,455
Imagination Technologies Group PLC (a)	3,555	11,372
IMI PLC	5,987	83,235
Imperial Brands PLC	19,872	1,024,314
Inchcape PLC	5,715	48,778
Indivior PLC	9,677	38,479
Informa PLC	9,449	87,294
Inmarsat PLC	9,768	89,382

	Number of Shares	Value
InterContinental Hotels Group PLC	3,666	$151,203
Intermediate Capital Group PLC	3,689	28,211
International Game Technology PLC	3,322	80,990
International Personal Finance PLC	3,027	10,201
Interserve PLC	1,978	9,435
Intertek Group PLC	3,170	143,522
Intu Properties PLC	75,236	289,041
Investec PLC	13,677	83,633
iomart Group PLC	1,196	4,313
ITE Group PLC	3,635	7,656
ITV PLC	79,283	192,682
J D Wetherspoon PLC	1,094	13,350
J Sainsbury PLC	33,740	107,427
JD Sports Fashion PLC	905	17,284
Jimmy Choo PLC (a)	2,407	4,305
John Laing Group PLC (b)	4,984	17,617
John Menzies PLC	905	6,841
John Wood Group PLC	5,344	52,630
Johnson Matthey PLC	4,243	181,363
JRP Group PLC	6,282	10,932
Jupiter Fund Management PLC	5,801	31,986
Just Eat PLC (a)	6,353	44,137
KAZ Minerals PLC (a)	3,334	9,565
KCOM Group PLC	7,173	10,780
Keller Group PLC	977	11,134
Kennedy Wilson Europe Real Estate PLC	6,794	88,526
Kier Group PLC	1,298	22,123
Kingfisher PLC	48,600	237,276
Ladbrokes PLC	12,294	22,309
Laird PLC	3,655	15,004
Land Securities Group PLC	63,055	866,561
Legal & General Group PLC	123,841	351,752
Lloyds Banking Group PLC	1,332,852	943,939
London Stock Exchange Group PLC	6,681	242,468
LondonMetric Property PLC	41,723	86,446
Lonmin PLC (a)	3,873	10,049
Lookers PLC	4,314	6,402
Majestic Wine PLC (a)	908	3,611
Man Group PLC	22,802	33,279
Marks & Spencer Group PLC	32,266	138,764
Marston’s PLC	7,953	15,108
Mediclinic International PLC	7,881	94,754
MedicX Fund Ltd.	21,581	24,846
Meggitt PLC	16,387	95,805
Melrose Industries PLC	26,898	60,875
Merlin Entertainments PLC (b)	15,395	87,830
Michael Kors Holdings Ltd. (a)	5,713	267,311
Micro Focus International PLC	3,248	92,533
Mitchells & Butlers PLC	2,831	10,084
Mitie Group PLC	4,961	12,347
Mondi PLC	7,207	151,512
Moneysupermarket.com Group PLC	7,409	28,856

The accompanying notes are an integral part of the financial statements.

48

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Morgan Advanced Materials PLC	3,891	$14,633
N Brown Group PLC	2,162	5,328
National Express Group PLC	5,804	25,901
National Grid PLC	77,819	1,099,825
NewRiver REIT PLC	3,140	13,434
Next PLC	3,079	190,913
Nielsen Holdings PLC	12,840	687,839
Noble Corp. PLC	8,535	54,112
Northgate PLC	1,824	10,214
Nostrum Oil & Gas PLC (a)	1,209	4,322
Novocure Ltd. (a)	2,544	21,726
Ocado Group PLC (a)	6,766	23,196
Old Mutual PLC	104,271	274,034
OM Asset Management Plc	1,960	27,264
On the Beach Group PLC (a) (b)	1,109	2,883
OneSavings Bank PLC	1,473	4,844
Ophir Energy PLC (a)	9,703	9,693
Oxford Immunotec Global PLC (a)	1,282	16,102
Oxford Instruments PLC	755	6,205
Pagegroup PLC	4,196	18,318
Pantheon Resources PLC (a)	2,888	3,818
The Paragon Group of Cos. PLC	3,866	15,709
Paysafe Group PLC (a)	6,138	35,494
Pearson PLC	16,084	157,113
Pennon Group PLC	5,705	65,898
Persimmon PLC	6,061	142,857
Petrofac Ltd.	6,253	72,255
Pets at Home Group Plc	5,107	15,570
Playtech PLC	3,026	35,692
Polypipe Group plc	2,576	9,388
Premier Farnell PLC	5,024	11,982
Premier Foods PLC (a)	9,741	6,660
Premier Oil PLC (a)	7,003	6,218
Primary Health Properties PLC	41,209	59,871
Provident Financial PLC	3,005	117,849
Prudential PLC	53,357	947,005
PZ Cussons PLC	3,781	17,819
QinetiQ Group PLC	8,154	25,027
Randgold Resources Ltd.	1,848	185,811
Reckitt Benckiser Group PLC	13,155	1,239,696
Redcentric PLC	2,081	4,801
Redde PLC	3,981	10,320
Redefine International PLC	86,288	48,081
Redrow PLC	2,990	15,502
Regional REIT Ltd. (b)	12,977	17,651
Regus PLC	8,813	29,741
RELX PLC	22,737	431,471
Renishaw PLC	484	16,543
Rentokil Initial PLC	26,443	76,191
The Restaurant Group PLC	2,710	13,523
Restore PLC	1,476	6,629
Rightmove PLC	1,364	74,643
Rio Tinto PLC	25,611	852,206

	Number of Shares	Value
Rolls-Royce Holdings PLC	38,243	$356,939
Rotork PLC	11,685	31,990
Rowan Cos. PLC Class A	4,434	67,219
Royal Bank of Scotland Group PLC (a)	69,040	160,324
Royal Dutch Shell PLC Class A	88,693	2,201,183
Royal Dutch Shell PLC Class B	77,692	2,015,804
Royal Mail PLC	18,195	115,261
RPC Group PLC	4,849	60,336
RPS Group PLC	3,108	6,958
RSA Insurance Group PLC	20,080	142,106
SABMiller PLC	20,215	1,177,985
SafeCharge International Group Ltd.	1,413	4,029
Safestore Holdings PLC	14,742	73,565
Saga PLC	16,597	45,864
The Sage Group PLC	23,186	222,073
Savills PLC	1,788	16,613
Scapa Group PLC	1,944	6,784
Schroder Real Estate Investment Trust Ltd.	37,193	27,599
Schroders PLC	2,843	99,346
Segro PLC	66,948	394,409
Senior PLC	5,740	17,045
Serco Group PLC (a)	14,852	25,160
Severn Trent PLC	4,589	148,998
Shaftesbury PLC	20,751	261,200
Shanks Group PLC	5,282	7,466
Shawbrook Group PLC (a) (b)	1,848	5,723
Shire PLC	18,624	1,203,759
SIG PLC	8,084	12,186
Sirius Minerals PLC (a)	27,897	11,727
Sky PLC	21,975	254,637
Smith & Nephew PLC	18,773	302,844
Smiths Group PLC	7,828	148,541
Soco International PLC	2,825	4,952
Softcat PLC	1,234	5,118
Sophos Group PLC (b)	3,665	12,652
Spectris PLC	1,773	45,226
Speedy Hire PLC	7,750	3,596
Spirax-Sarco Engineering PLC	1,072	62,522
Spire Healthcare Group PLC (b)	3,760	19,231
Spirent Communications PLC	8,047	8,553
Sports Direct International PLC (a)	3,630	13,498
SSE PLC	21,031	426,917
SSP Group Plc	6,416	26,603
St James’s Place PLC	10,460	128,792
St Modwen Properties PLC	2,571	9,807
Stagecoach Group PLC	5,411	14,815
Standard Chartered PLC (a)	68,096	554,554
Standard Life Investment Property, Income Trust Ltd.	27,272	28,957
Standard Life PLC	43,050	191,894
Stobart Group Ltd.	4,012	8,671

The accompanying notes are an integral part of the financial statements.

49

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stock Spirits Group PLC	2,617	$5,232
SuperGroup PLC	659	12,848
SVG Capital PLC (a)	2,094	18,455
Synthomer PLC	3,666	17,543
TalkTalk Telecom Group PLC	7,073	18,519
Target Healthcare REIT Ltd.	14,559	20,884
Tate & Lyle PLC	10,003	97,195
Taylor Wimpey PLC	65,224	130,563
Ted Baker PLC	385	12,296
Telecom Plus PLC	869	12,458
Telford Homes PLC	1,013	3,998
Telit Communications PLC	1,242	4,352
Tesco PLC (a)	169,153	400,843
Thomas Cook Group PLC (a)	19,623	17,601
Topps Tiles PLC	2,543	3,700
TORM PLC	387	3,540
Travis Perkins PLC	5,187	103,658
Tritax Big Box REIT PLC	59,664	107,354
Tullett Prebon PLC	3,282	14,191
Tullow Oil PLC (a)	12,284	40,332
UBM PLC	5,792	53,557
Ultra Electronics Holdings PLC	978	22,477
Unilever PLC	26,602	1,261,121
The UNITE Group PLC	15,805	129,981
United Utilities Group PLC	14,824	192,903
Vectura Group PLC (a)	8,663	15,539
Vedanta Resources PLC	1,114	8,406
Vesuvius PLC	2,949	13,427
Victrex PLC	1,157	23,514
Virgin Money Holdings UK PLC	3,287	13,258
Vodafone Group PLC	551,335	1,580,884
VTTI Energy Partners LP	300	5,703
The Weir Group PLC	4,570	100,470
WH Smith PLC	1,528	30,499
Whitbread PLC	3,963	201,099
William Hill PLC	19,922	78,550
WM Morrison Supermarkets PLC	44,582	125,840
Wolseley PLC	5,304	298,973
Workspace Group PLC	8,418	76,159
Worldpay Group PLC (b)	35,528	136,399
WPP PLC	26,866	632,338
WS Atkins PLC	1,156	23,809
Xaar PLC	1,101	7,135
Zeal Network SE	108	3,819
Zoopla Property Group PLC (b)	3,087	13,001

		59,426,477

United States — 59.3%
1-800-Flowers.com, Inc. Class A (a)	1,035	9,491
1st Source Corp.	830	29,627
2U, Inc. (a)	1,892	72,445
3D Systems Corp. (a)	5,450	97,827

	Number of Shares	Value
3M Co.	9,506	$1,675,242
8x8, Inc. (a)	4,579	70,654
A. Schulman, Inc.	1,384	40,302
A.O. Smith Corp.	2,574	254,285
A10 Networks, Inc. (a)	2,215	23,678
AAC Holdings, Inc. (a)	391	6,799
AAON, Inc.	2,118	61,041
AAR Corp.	1,597	50,018
Aaron’s, Inc.	3,364	85,513
Abaxis, Inc.	1,152	59,466
Abbott Laboratories	23,528	994,999
AbbVie, Inc.	26,145	1,648,965
Abercrombie & Fitch Co. Class A	3,258	51,770
ABIOMED, Inc. (a)	1,402	180,269
ABM Industries, Inc.	2,805	111,358
Abraxas Petroleum Corp. (a)	7,934	13,408
Acacia Communications, Inc. (a)	251	25,923
Acacia Research	2,743	17,884
Acadia Healthcare Co., Inc. (a)	2,572	127,443
Acadia Pharmaceuticals, Inc. (a)	3,378	107,454
Acadia Realty Trust	8,599	311,628
Accelerate Diagnostics, Inc. (a)	1,110	30,259
Acceleron Pharma, Inc. (a)	1,320	47,771
Access National Corp.	324	7,744
Acco Brands Corp. (a)	5,626	54,235
Accuray, Inc. (a)	3,995	25,448
AcelRx Pharmaceuticals, Inc. (a)	1,441	5,605
Aceto Corp.	1,410	26,776
Achillion Pharmaceuticals, Inc. (a)	5,599	45,352
ACI Worldwide, Inc. (a)	5,818	112,753
Aclaris Therapeutics, Inc. (a)	573	14,675
ACNB Corp.	231	6,140
Acorda Therapeutics, Inc. (a)	2,059	42,992
Activision Blizzard, Inc.	8,960	396,928
Actua Corp. (a)	1,902	24,631
Actuant Corp. Class A	3,042	70,696
Acuity Brands, Inc.	1,537	406,690
Acxiom Corp. (a)	3,910	104,201
Adamas Pharmaceuticals, Inc. (a)	933	15,311
Adams Resources & Energy, Inc.	130	5,112
Addus HomeCare Corp. (a)	292	7,639
Adeptus Health, Inc. Class A (a)	664	28,585
Adobe Systems, Inc. (a)	7,814	848,132
ADTRAN, Inc.	2,376	45,477
Aduro Biotech, Inc. (a)	1,735	21,566
Advance Auto Parts, Inc.	2,502	373,098
Advanced Drainage Systems, Inc.	1,663	40,012
Advanced Energy Industries, Inc. (a)	1,993	94,309
Advanced Micro Devices, Inc. (a)	37,735	260,749
AdvancePierre Foods Holdings, Inc.	1,086	29,930
Advaxis, Inc. (a)	1,868	19,969
Adverum Biotechnologies, Inc. (a)	1,316	5,409
The Advisory Board Co. (a)	2,082	93,149

The accompanying notes are an integral part of the financial statements.

50

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AECOM (a)	5,378	$159,888
Aegion Corp. (a)	1,709	32,591
AEP Industries, Inc.	205	22,421
Aerie Pharmaceuticals, Inc. (a)	1,159	43,741
Aerohive Networks, Inc. (a)	936	5,700
Aerojet Rocketdyne Holdings, Inc. (a)	3,148	55,342
Aerovironment, Inc. (a)	1,007	24,581
The AES Corp.	23,313	299,572
Aetna, Inc.	5,442	628,279
Affiliated Managers Group, Inc. (a)	1,900	274,930
Aflac, Inc.	6,438	462,699
AG Mortgage Investment Trust, Inc.	1,419	22,349
AGCO Corp.	2,458	121,229
Agenus, Inc. (a)	3,595	25,812
Agile Therapeutics, Inc. (a)	668	4,663
Agilent Technologies, Inc.	11,700	550,953
Agilysys, Inc. (a)	589	6,550
Agios Pharmaceuticals, Inc. (a)	1,002	52,926
Agree Realty Corp.	2,511	124,144
AgroFresh Solutions, Inc. (a)	865	4,576
Aimmune Therapeutics, Inc. (a)	1,329	19,935
Air Lease Corp.	3,398	97,115
Air Methods Corp. (a)	1,703	53,627
Air Products & Chemicals, Inc.	3,133	471,015
Air Transport Services Group, Inc. (a)	2,340	33,579
AK Steel Holding Corp. (a)	12,363	59,713
Akamai Technologies, Inc. (a)	6,088	322,603
Akebia Therapeutics, Inc. (a)	1,948	17,629
Akorn, Inc. (a)	2,962	80,744
Alamo Group, Inc.	456	30,046
Alarm.com Holdings, Inc. (a)	592	17,085
Alaska Air Group, Inc.	4,228	278,456
Albany International Corp. Class A	1,505	63,782
Albany Molecular Research, Inc. (a)	1,332	21,991
Albemarle Corp.	3,955	338,113
Alcoa, Inc.	46,563	472,149
Alder Biopharmaceuticals, Inc. (a)	2,401	78,681
Alere, Inc. (a)	3,052	131,968
Alexander & Baldwin, Inc.	2,373	91,171
Alexander’s, Inc.	233	97,767
Alexandria Real Estate Equities, Inc.	7,260	789,670
Alexion Pharmaceuticals, Inc. (a)	3,476	425,949
Alico, Inc.	183	4,915
Align Technology, Inc. (a)	2,550	239,062
ALJ Regional Holdings, Inc. (a)	1,040	4,888
Alleghany Corp. (a)	525	275,635
Allegheny Technologies, Inc.	5,491	99,222
Allegiance Bancshares, Inc. (a)	624	16,848
Allegiant Travel Co.	675	89,147
Allete, Inc.	2,501	149,110
Alliance Data Systems Corp. (a)	2,040	437,641
Alliance One International, Inc. (a)	327	6,252
Alliant Energy Corp.	8,032	307,706

	Number of Shares	Value
Allied Motion Technologies, Inc.	264	$4,992
Allison Transmission Holdings, Inc.	4,996	143,285
Allscripts Healthcare Solutions, Inc. (a)	6,588	86,764
The Allstate Corp.	5,987	414,181
Ally Financial, Inc.	16,162	314,674
Almost Family, Inc. (a)	452	16,620
Alnylam Pharmaceuticals, Inc. (a)	2,643	179,143
Alon USA Energy, Inc.	1,254	10,107
Alphabet, Inc. Class A (a)	4,744	3,814,461
Alphabet, Inc. Class C (a)	4,795	3,727,106
Altisource Residential Corp.	2,539	27,675
Altra Industrial Motion Corp.	1,252	36,270
Altria Group, Inc.	31,610	1,998,700
AMAG Pharmaceuticals, Inc. (a)	1,670	40,932
Amazon.com, Inc. (a)	6,285	5,262,493
Ambac Financial Group, Inc. (a)	2,166	39,833
Amber Road, Inc. (a)	694	6,697
AMC Entertainment Holdings, Inc. Class A	1,036	32,209
AMC Networks, Inc. Class A (a)	2,105	109,165
Amedisys, Inc. (a)	1,440	68,314
AMERCO	216	70,034
Ameren Corp.	8,575	421,718
Ameresco, Inc. Class A (a)	990	5,207
America’s Car-Mart, Inc. (a)	447	16,266
American Airlines Group, Inc.	18,847	689,989
American Assets Trust, Inc.	4,270	185,233
American Axle & Manufacturing Holdings, Inc. (a)	3,945	67,933
American Campus Communities, Inc.	12,195	620,360
American Capital Agency Corp.	11,714	228,892
American Eagle Outfitters, Inc.	8,401	150,042
American Electric Power Co., Inc.	7,885	506,296
American Equity Investment Life Holding Co.	4,399	77,994
American Express Co.	12,818	820,865
American Financial Group, Inc.	2,414	181,050
American Homes 4 Rent	18,875	408,455
American International Group, Inc.	17,775	1,054,768
American National Bankshares, Inc.	322	9,000
American National Insurance Co.	259	31,588
American Public Education, Inc. (a)	860	17,037
American Railcar Industries, Inc.	430	17,832
American Renal Associates Holdings, Inc. (a)	343	6,267
American Software, Inc. Class A	1,461	16,217
American States Water Co.	1,881	75,334
American Superconductor Corp. (a)	744	5,215
American Tower Corp.	6,752	765,204
American Vanguard Corp.	1,417	22,757
American Water Works Co., Inc.	6,383	477,704
American Woodmark Corp. (a)	723	58,252

The accompanying notes are an integral part of the financial statements.

51

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ameriprise Financial, Inc.	5,642	$562,902
Ameris Bancorp	1,782	62,281
AMERISAFE, Inc.	998	58,662
AmerisourceBergen Corp.	6,288	507,945
Ames National Corp.	355	9,819
AMETEK, Inc.	8,287	395,953
Amgen, Inc.	12,139	2,024,907
Amicus Therapeutics, Inc. (a)	6,844	50,646
Amkor Technology, Inc. (a)	4,805	46,705
AMN Healthcare Services, Inc. (a)	2,420	77,125
Ampco-Pittsburgh Corp.	520	5,767
Amphastar Pharmaceuticals, Inc. (a)	1,714	32,515
Amphenol Corp. Class A	10,604	688,412
Amplify Snack Brands, Inc. (a)	1,455	23,571
Amsurg Corp. (a)	1,900	127,395
AmTrust Financial Services, Inc.	3,116	83,602
Anadarko Petroleum Corp.	8,953	567,262
Analog Devices, Inc.	11,027	710,690
Analogic Corp.	652	57,767
Anavex Life Sciences Corp. (a)	1,923	6,980
The Andersons, Inc.	1,294	46,817
Angie’s List, Inc. (a)	2,051	20,325
AngioDynamics, Inc. (a)	1,350	23,679
ANI Pharmaceuticals, Inc. (a)	387	25,677
Anika Therapeutics, Inc. (a)	676	32,347
Anixter International, Inc. (a)	1,476	95,202
Annaly Capital Management, Inc.	36,575	384,037
ANSYS, Inc. (a)	3,107	287,739
Antero Resources Corp. (a)	6,352	171,186
Anthem, Inc.	4,218	528,558
Anthera Pharmaceuticals, Inc. (a)	1,689	5,320
Anworth Mortgage Asset Corp.	4,731	23,277
Apache Corp.	6,068	387,563
Apartment Investment & Management Co. Class A	14,599	670,240
Apigee Corp. (a)	894	15,556
Apogee Enterprises, Inc.	1,466	65,516
Apollo Commercial Real Estate Finance, Inc.	3,695	60,487
Apollo Education Group, Inc. (a)	4,104	32,627
Appfolio, Inc. Class A (a)	296	5,754
Apple Hospitality REIT, Inc.	15,484	286,609
Apple, Inc.	88,575	10,013,404
Applied Genetic Technologies Corp. (a)	583	5,702
Applied Industrial Technologies, Inc.	1,861	86,983
Applied Materials, Inc.	17,451	526,148
Applied Micro Circuits Corp. (a)	3,717	25,833
Applied Optoelectronics, Inc. (a)	893	19,834
AptarGroup, Inc.	2,189	169,450
Aptevo Therapeutics, Inc. (a)	1,215	3,110
Aqua America, Inc.	6,270	191,110
Aqua Metals, Inc. (a)	560	4,962

	Number of Shares	Value
Aramark	8,556	$325,385
Aratana Therapeutics, Inc. (a)	1,847	17,288
ARC Document Solutions, Inc. (a)	1,599	5,980
ArcBest Corp.	1,231	23,414
Archer-Daniels-Midland Co.	9,207	388,259
Archrock, Inc.	3,377	44,171
Arctic Cat, Inc.	511	7,915
Ardelyx, Inc. (a)	1,650	21,351
Ardmore Shipping Corp.	1,112	7,828
Arena Pharmaceuticals, Inc. (a)	12,457	21,800
Ares Commercial Real Estate Corp.	1,442	18,169
Argan, Inc.	647	38,296
Argos Therapeutics, Inc. (a)	1,048	5,209
ARIAD Pharmaceuticals, Inc. (a)	8,883	121,608
Arista Networks, Inc. (a)	1,377	117,155
Arlington Asset Investment Corp.	1,215	17,970
Armada Hoffler Properties, Inc.	1,666	22,324
ARMOUR Residential REIT, Inc.	1,754	39,535
Armstrong Flooring, Inc. (a)	1,191	22,486
Armstrong World Industries, Inc. (a)	1,639	67,723
Array Biopharma, Inc. (a)	7,053	47,608
Arrow Electronics, Inc. (a)	3,210	205,344
Arrow Financial Corp.	634	20,814
Arrowhead Pharmaceuticals, Inc. (a)	3,075	22,601
Artesian Resources Corp. Class A	296	8,448
Arthur J. Gallagher & Co.	6,199	315,343
Artisan Partners Asset Management, Inc. Class A	1,313	35,714
Asbury Automotive Group, Inc. (a)	1,048	58,342
Ascena Retail Group, Inc. (a)	8,298	46,386
Ascent Capital Group, Inc. Class A (a)	399	9,245
Ashford Hospitality Prime, Inc.	1,252	17,653
Ashford Hospitality Trust	9,233	54,382
Ashland Global Holdings, Inc.	2,193	254,278
Aspen Technology, Inc. (a)	4,109	192,260
Associated Banc-Corp.	5,267	103,181
Associated Capital Group, Inc. Class A	175	6,206
Assurant, Inc.	2,181	201,197
Astec Industries, Inc.	1,017	60,888
Asterias Biotherapeutics, Inc. (a)	1,131	4,795
Astoria Financial Corp.	4,831	70,533
Astronics Corp. (a)	931	41,942
At Home Group, Inc. (a)	418	6,333
AT&T, Inc.	99,564	4,043,294
Atara Biotherapeutics, Inc. (a)	1,158	24,770
Athenahealth, Inc. (a)	1,375	173,415
Athersys, Inc. (a)	2,955	6,294
Atkore International Group, Inc. (a)	609	11,413
Atlantic Capital Bancshares, Inc. (a)	681	10,201
Atlas Air Worldwide Holdings, Inc. (a)	1,300	55,666
Atmos Energy Corp.	3,573	266,081
ATN International, Inc.	509	33,105
AtriCure, Inc. (a)	1,544	24,426

The accompanying notes are an integral part of the financial statements.

52

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Atrion Corp.	66	$28,156
Atwood Oceanics, Inc.	3,091	26,861
Audentes Therapeutics, Inc. (a)	288	5,129
Autobytel, Inc. (a)	339	6,034
Autodesk, Inc. (a)	7,581	548,334
Automatic Data Processing, Inc.	7,302	644,036
AutoNation, Inc. (a)	2,297	111,887
AutoZone, Inc. (a)	1,055	810,599
AV Homes, Inc. (a)	482	8,020
AvalonBay Communities, Inc.	12,897	2,293,602
Avangrid, Inc.	1,985	82,933
Avery Dennison Corp.	3,144	244,572
Avexis, Inc. (a)	191	7,871
Avid Technology, Inc. (a)	1,900	15,086
Avinger, Inc. (a)	1,092	5,209
Avis Budget Group, Inc. (a)	2,952	100,988
Avista Corp.	3,180	132,892
Avnet, Inc.	4,526	185,838
Avon Products, Inc.	22,093	125,046
AVX Corp.	2,331	32,144
Axcelis Technologies, Inc. (a)	1,522	20,212
AxoGen, Inc. (a)	1,511	13,644
Axsome Therapeutics, Inc. (a)	668	5,264
AZZ, Inc.	1,329	86,744
B&G Foods, Inc.	3,294	161,999
B. Riley Financial, Inc.	400	5,344
Babcock & Wilcox Enterprises, Inc. (a)	2,206	36,399
Badger Meter, Inc.	1,349	45,205
Baker Hughes, Inc.	15,652	789,956
Balchem Corp.	1,583	122,730
Baldwin & Lyons, Inc. Class B	357	9,150
Ball Corp.	6,039	494,896
Banc of California, Inc.	2,343	40,909
BancFirst Corp.	390	28,279
The Bancorp, Inc. (a)	2,188	14,047
BancorpSouth, Inc.	4,405	102,196
Bank Mutual Corp.	1,622	12,457
Bank of America Corp.	166,095	2,599,387
Bank of Hawaii Corp.	1,499	108,857
Bank of Marin Bancorp	232	11,537
The Bank of New York Mellon Corp.	16,774	668,947
Bank of the Ozarks, Inc.	4,443	170,611
BankFinancial Corp.	602	7,645
Bankrate, Inc. (a)	2,464	20,895
BankUnited, Inc.	3,504	105,821
Bankwell Financial Group, Inc.	227	5,378
Banner Corp.	1,571	68,716
Bar Harbor Bankshares	233	8,556
Barnes & Noble Education, Inc. (a)	2,082	19,925
Barnes & Noble, Inc.	3,030	34,239
Barnes Group, Inc.	2,544	103,159
Barracuda Networks, Inc. (a)	1,073	27,340

	Number of Shares	Value
Barrett Business Services, Inc.	383	$19,001
Bassett Furniture Industries, Inc.	601	13,973
Baxter International, Inc.	7,985	380,086
Bazaarvoice, Inc. (a)	4,238	25,047
BB&T Corp.	13,026	491,341
BBX Capital Corp. Class A (a)	149	3,074
BE Aerospace, Inc.	3,606	186,286
Beacon Roofing Supply, Inc. (a)	3,015	126,841
Bear State Financial, Inc.	704	6,470
Beazer Homes USA, Inc. (a)	1,670	19,472
Becton, Dickinson & Co.	3,348	601,736
Bed Bath & Beyond, Inc.	5,250	226,327
Bel Fuse, Inc. Class B	577	13,929
Belden, Inc.	2,106	145,293
Bellicum Pharmaceuticals, Inc. (a)	1,084	21,572
Bemis Co., Inc.	3,329	169,812
Benchmark Electronics, Inc. (a)	2,583	64,446
Beneficial Bancorp, Inc.	3,394	49,926
Benefitfocus, Inc. (a)	633	25,269
Berkshire Hathaway, Inc. Class B (a)	30,561	4,415,148
Berkshire Hills Bancorp, Inc.	1,493	41,371
Berry Plastics Group, Inc. (a)	4,269	187,196
Best Buy Co., Inc.	9,794	373,935
BGC Partners, Inc. Class A	10,893	95,314
Big 5 Sporting Goods Corp.	1,066	14,519
Big Lots, Inc.	2,252	107,533
Biglari Holdings, Inc. (a)	53	23,109
Bill Barrett Corp. (a)	2,790	15,512
Bio-Path Holdings, Inc. (a)	3,546	4,964
Bio-Rad Laboratories, Inc. Class A (a)	733	120,073
Bio-Techne Corp.	1,297	142,021
BioCryst Pharmaceuticals, Inc. (a)	3,948	17,411
Biogen, Inc. (a)	3,506	1,097,483
BioMarin Pharmaceutical, Inc. (a)	6,033	558,173
BioScrip, Inc. (a)	6,221	17,979
Biospecifics Technologies Corp. (a)	210	9,591
BioTelemetry, Inc. (a)	1,336	24,810
Biotime, Inc. (a)	4,047	15,783
BJ’s Restaurants, Inc. (a)	1,119	39,780
Black Box Corp.	590	8,201
Black Hills Corp.	2,563	156,907
Black Knight Financial Services, Inc. Class A (a)	818	33,456
Blackbaud, Inc.	2,357	156,363
Blackhawk Network Holdings, Inc. (a)	2,799	84,446
BlackRock, Inc.	2,001	725,282
Bloomin’ Brands, Inc.	5,778	99,613
Blucora, Inc. (a)	2,001	22,411
Blue Bird Corp. (a)	340	4,967
Blue Buffalo Pet Products, Inc. (a)	2,106	50,039
Blue Hills Bancorp, Inc.	1,317	19,781
Blue Nile, Inc.	576	19,826
Bluebird Bio, Inc. (a)	1,865	126,410

The accompanying notes are an integral part of the financial statements.

53

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Blueprint Medicines Corp. (a)	962	$28,571
Bluerock Residential Growth REIT, Inc.	722	9,386
BMC Stock Holdings, Inc. (a)	2,945	52,215
BNC Bancorp	1,975	48,032
Bob Evans Farms, Inc.	951	36,423
The Boeing Co.	9,561	1,259,566
BofI Holding, Inc. (a)	3,116	69,798
Boingo Wireless, Inc. (a)	1,923	19,768
Boise Cascade Co. (a)	2,070	52,578
Bojangles’, Inc. (a)	387	6,177
BOK Financial Corp.	906	62,487
Boot Barn Holdings, Inc. (a)	524	5,963
Booz Allen Hamilton Holding Corp.	4,011	126,788
BorgWarner, Inc.	7,671	269,866
The Boston Beer Co., Inc. Class A (a)	424	65,830
Boston Private Financial Holdings, Inc.	3,944	50,602
Boston Properties, Inc.	14,444	1,968,573
Boston Scientific Corp. (a)	21,582	513,652
Bottomline Technologies, Inc. (a)	1,933	45,058
Box, Inc. Class A (a)	2,339	36,863
Boyd Gaming Corp. (a)	4,192	82,918
Brady Corp. Class A	2,341	81,022
Brandywine Realty Trust	16,272	254,169
Bridge Bancorp, Inc.	836	23,901
Bridgepoint Education, Inc. (a)	711	4,885
Briggs & Stratton Corp.	2,045	38,139
Bright Horizons Family Solutions, Inc. (a)	2,204	147,426
Brightcove, Inc. (a)	1,558	20,332
The Brink’s Co.	2,300	85,284
Brinker International, Inc.	1,956	98,641
Bristol-Myers Squibb Co.	26,981	1,454,816
Bristow Group, Inc.	1,713	24,016
Brixmor Property Group, Inc.	24,455	679,604
Broadridge Financial Solutions, Inc.	4,160	282,006
BroadSoft, Inc. (a)	1,413	65,775
Brocade Communications Systems, Inc.	14,178	130,863
Brookdale Senior Living, Inc. (a)	6,502	113,460
Brookline Bancorp, Inc.	3,485	42,482
Brooks Automation, Inc.	3,639	49,527
Brown & Brown, Inc.	4,111	155,026
Brown-Forman Corp. Class A	1,918	95,420
Brown-Forman Corp. Class B	7,030	333,503
Bruker Corp.	3,692	83,624
Brunswick Corp.	3,194	155,803
Bryn Mawr Bank Corp.	845	27,032
BSB Bancorp, Inc. (a)	310	7,263
The Buckle, Inc.	1,372	32,969
Buffalo Wild Wings, Inc. (a)	953	134,125
Build-A-Bear Workshop, Inc. (a)	525	5,439

	Number of Shares	Value
Builders FirstSource, Inc. (a)	4,003	$46,075
Burlington Stores, Inc. (a)	2,481	201,011
BWX Technologies, Inc.	3,294	126,391
C&F Financial Corp.	124	5,342
C.H. Robinson Worldwide, Inc.	5,107	359,839
C.R. Bard, Inc.	2,628	589,408
CA, Inc.	10,303	340,823
Cabela’s, Inc. (a)	1,768	97,116
Cable One, Inc.	166	96,944
Cabot Corp.	2,158	113,101
Cabot Microelectronics Corp.	1,225	64,815
Cabot Oil & Gas Corp.	16,266	419,663
CACI International, Inc. Class A (a)	1,218	122,896
Cadence Design Systems, Inc. (a)	10,564	269,699
Caesars Acquisition Co. Class A (a)	2,304	28,616
Caesars Entertainment Corp. (a)	2,747	20,465
CAI International, Inc. (a)	605	5,003
Cal-Maine Foods, Inc.	1,610	62,049
Calamos Asset Management, Inc. Class A	730	4,979
CalAmp Corp. (a)	1,729	24,120
CalAtlantic Group, Inc.	2,635	88,114
Calavo Growers, Inc.	743	48,614
Caleres, Inc.	2,256	57,054
Calgon Carbon Corp.	2,438	36,984
California Resources Corp.	1,696	21,200
California Water Service Group	2,331	74,802
Calix, Inc. (a)	2,342	17,214
Callaway Golf Co.	4,527	52,558
Callidus Software, Inc. (a)	3,057	56,096
Callon Petroleum Co. (a)	7,289	114,437
Calpine Corp. (a)	12,625	159,580
Cambium Learning Group, Inc. (a)	940	5,104
Cambrex Corp. (a)	1,639	72,870
Camden National Corp.	508	24,252
Camden Property Trust	8,104	678,629
Campbell Soup Co.	6,587	360,309
Cantel Medical Corp.	1,783	139,038
Capella Education Co.	547	31,748
Capital Bank Financial Corp. Class A	979	31,436
Capital City Bank Group, Inc.	431	6,366
Capital One Financial Corp.	8,176	587,282
Capital Senior Living Corp. (a)	1,403	23,570
Capitol Federal Financial, Inc.	6,510	91,596
Capstead Mortgage Corp.	4,564	43,039
Cara Therapeutics, Inc. (a)	821	6,855
CARBO Ceramics, Inc.	764	8,358
Carbonite, Inc. (a)	1,030	15,821
Cardinal Financial Corp.	1,694	44,196
Cardinal Health, Inc.	5,221	405,672
Cardiovascular Systems, Inc. (a)	1,530	36,322
Care Capital Properties, Inc.	7,835	223,297
Care.com, Inc. (a)	552	5,498

The accompanying notes are an integral part of the financial statements.

54

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Career Education Corp. (a)	3,339	$22,672
CareTrust REIT, Inc.	2,790	41,236
Carlisle Cos., Inc.	2,210	226,680
CarMax, Inc. (a)	6,952	370,889
Carmike Cinemas, Inc. (a)	1,143	37,365
Carolina Financial Corp.	404	9,025
Carpenter Technology Corp.	2,334	96,301
Carriage Services, Inc.	780	18,447
Carrizo Oil & Gas, Inc. (a)	2,816	114,386
Carrols Restaurant Group, Inc. (a)	1,726	22,800
Carter’s, Inc.	1,768	153,303
Cascade Bancorp (a)	1,236	7,490
Casella Waste Systems, Inc. Class A (a)	2,070	21,321
Casey’s General Stores, Inc.	1,373	164,966
Cass Information Systems, Inc.	535	30,308
Castlight Health, Inc. Class B (a)	1,588	6,606
Catalent, Inc. (a)	4,995	129,071
Catchmark Timber Trust, Inc. Class A	1,964	22,959
Caterpillar, Inc.	8,935	793,160
Cathay General Bancorp	3,794	116,779
The Cato Corp. Class A	1,228	40,389
Cavco Industries, Inc. (a)	401	39,719
Cavium, Inc. (a)	3,242	188,684
CBIZ, Inc. (a)	2,833	31,701
CBL & Associates Properties, Inc.	18,422	223,643
CBOE Holdings, Inc.	2,859	185,406
CBRE Group, Inc. Class A (a)	10,923	305,626
CBS Corp. Class B	6,463	353,785
CDK Global, Inc.	5,492	315,021
CDW Corp.	5,745	262,719
CEB, Inc.	1,632	88,895
Ceco Environmental Corp.	1,611	18,172
Cedar Realty Trust, Inc.	9,281	66,823
Celadon Group, Inc.	1,071	9,361
Celanese Corp. Series A	5,335	355,098
Celgene Corp. (a)	12,313	1,287,078
Celldex Therapeutics, Inc. (a)	5,093	20,576
Cellular Biomedicine Group, Inc. (a)	475	6,888
Cempra, Inc. (a)	2,342	56,676
Centene Corp. (a)	5,908	395,600
CenterPoint Energy, Inc.	15,254	354,350
Centerstate Banks, Inc.	2,281	40,442
Central Garden & Pet Co. Class A (a)	1,616	40,077
Central Garden and Pet Co. (a)	596	15,496
Central Pacific Financial Corp.	1,490	37,533
Central Valley Community Bancorp	342	5,424
Century Aluminum Co. (a)	2,737	19,022
Century Bancorp, Inc. Class A	116	5,257
Century Casinos, Inc. (a)	839	5,797
Century Communities, Inc. (a)	837	18,004
CenturyLink, Inc.	19,006	521,335
Cepheid (a)	3,651	192,371

	Number of Shares	Value
Cerner Corp. (a)	10,509	$648,931
Cerus Corp. (a)	4,861	30,187
Ceva, Inc. (a)	949	33,281
CF Industries Holdings, Inc.	8,246	200,790
ChannelAdvisor Corp. (a)	1,308	16,912
Charles River Laboratories International, Inc. (a)	1,648	137,344
The Charles Schwab Corp.	18,666	589,286
Chart Industries, Inc. (a)	1,471	48,293
Charter Communications, Inc. Class A (a)	3,209	866,334
Charter Financial Corp.	531	6,839
Chase Corp.	358	24,745
Chatham Lodging Trust	3,944	75,922
The Cheesecake Factory, Inc.	2,293	114,788
The Chefs’ Warehouse, Inc. (a)	1,218	13,569
Chegg, Inc. (a)	3,881	27,516
Chemed Corp.	808	113,985
Chemical Financial Corp.	3,270	144,305
ChemoCentryx, Inc. (a)	1,080	6,523
The Chemours Co.	9,207	147,312
Chemtura Corp. (a)	3,211	105,353
Chemung Financial Corp.	176	5,102
Cheniere Energy, Inc. (a)	7,048	307,293
Chesapeake Energy Corp. (a)	21,490	134,742
Chesapeake Lodging Trust	6,539	149,743
Chesapeake Utilities Corp.	711	43,414
Chevron Corp.	30,380	3,126,710
Chico’s FAS, Inc.	6,669	79,361
The Children’s Place, Inc.	959	76,595
Chimera Investment Corp.	6,618	105,557
Chimerix, Inc. (a)	1,672	9,263
Chipotle Mexican Grill, Inc. (a)	998	422,653
Choice Hotels International, Inc.	1,165	52,518
ChromaDex Corp. (a)	1,558	4,643
Church & Dwight Co., Inc.	9,066	434,443
Churchill Downs, Inc.	682	99,811
Chuy’s Holdings, Inc. (a)	819	22,883
Cidara Therapeutics, Inc. (a)	415	4,752
Ciena Corp. (a)	6,875	149,875
Cigna Corp.	4,068	530,142
Cimarex Energy Co.	3,305	444,093
Cincinnati Bell, Inc. (a)	10,139	41,367
Cincinnati Financial Corp.	5,298	399,575
Cinemark Holdings, Inc.	3,742	143,244
Cintas Corp.	3,136	353,114
Circor International, Inc.	795	47,350
Cirrus Logic, Inc. (a)	3,143	167,050
Cisco Systems, Inc.	81,339	2,580,073
CIT Group, Inc.	7,031	255,225
Citi Trends, Inc.	821	16,363
Citigroup, Inc.	47,450	2,241,063
Citizens & Northern Corp.	460	10,106

The accompanying notes are an integral part of the financial statements.

55

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Citizens Financial Group, Inc.	19,023	$470,058
Citizens, Inc. (a)	2,319	21,706
Citrix Systems, Inc. (a)	5,561	473,908
City Holding Co.	729	36,661
City Office REIT, Inc.	849	10,808
Civitas Solutions, Inc. (a)	866	15,813
CLARCOR, Inc.	2,372	154,180
Clayton Williams Energy, Inc. (a)	297	25,376
Clean Energy Fuels Corp. (a)	4,607	20,593
Clean Harbors, Inc. (a)	1,847	88,619
Clear Channel Outdoor Holdings, Inc. Class A	965	5,636
Clearfield, Inc. (a)	450	8,460
Clearside Biomedical, Inc. (a)	414	7,183
Clearwater Paper Corp. (a)	895	57,880
Cliffs Natural Resources, Inc. (a)	11,398	66,678
Clifton Bancorp, Inc.	1,203	18,394
The Clorox Co.	4,578	573,074
Clovis Oncology, Inc. (a)	1,528	55,084
ClubCorp Holdings, Inc.	3,097	44,814
CME Group, Inc.	5,409	565,349
CMS Energy Corp.	9,839	413,336
CNA Financial Corp.	955	32,862
CNB Financial Corp.	544	11,511
CNO Financial Group, Inc.	8,987	137,231
Coach, Inc.	9,852	360,189
Cobalt International Energy, Inc. (a)	20,776	25,762
CoBiz Financial, Inc.	1,883	25,063
Coca-Cola Bottling Co. Consolidated	228	33,780
The Coca-Cola Co.	62,953	2,664,171
Codexis, Inc. (a)	1,316	5,843
Codorus Valley Bancorp, Inc.	298	6,520
Coeur d’Alene Mines Corp. (a)	8,205	97,065
Cogent Communications Holdings, Inc.	2,127	78,295
Cogint, Inc. (a)	947	4,820
Cognex Corp.	2,868	151,602
Cognizant Technology Solutions Corp. Class A (a)	9,671	461,403
Cohen & Steers, Inc.	997	42,622
Coherent, Inc. (a)	1,209	133,643
Coherus Biosciences, Inc. (a)	1,418	37,974
Cohu, Inc.	1,463	17,176
Colfax Corp. (a)	3,470	109,062
Colgate-Palmolive Co.	13,909	1,031,213
Collectors Universe, Inc.	287	5,318
Collegium Pharmaceutical, Inc. (a)	817	15,735
Colony Capital, Inc. Class A	5,685	103,638
Colony Starwood Homes	6,122	175,701
Columbia Banking System, Inc.	2,957	96,753
Columbia Property Trust, Inc.	11,557	258,761
Columbia Sportswear Co.	1,368	77,620
Columbus McKinnon Corp.	1,046	18,661

	Number of Shares	Value
Comcast Corp. Class A	38,940	$2,583,280
Comerica, Inc.	6,166	291,775
Comfort Systems USA, Inc.	1,791	52,494
Commerce Bancshares, Inc.	2,936	144,627
CommerceHub, Inc. Series A (a)	369	5,830
CommerceHub, Inc. Series C (a)	1,062	16,896
Commercial Metals Co.	5,776	93,513
CommScope Holding Co., Inc. (a)	4,521	136,127
Communications Sales & Leasing, Inc. (a)	4,314	135,503
Community Bank System, Inc.	2,201	105,890
Community Health Systems, Inc. (a)	5,732	66,147
Community Healthcare Trust, Inc.	710	15,563
Community Trust Bancorp, Inc.	803	29,799
CommunityOne Bancorp (a)	500	6,920
CommVault Systems, Inc. (a)	1,950	103,603
Compass Minerals International, Inc.	1,189	87,629
Computer Programs & Systems, Inc.	633	16,496
Computer Sciences Corp.	4,895	255,568
Compx International, Inc.	259	2,999
Comscore, Inc. (a)	2,458	75,362
Comtech Telecommunications Corp.	1,262	16,166
ConAgra Foods, Inc.	15,699	739,580
Concert Pharmaceuticals, Inc. (a)	640	6,470
Concho Resources, Inc. (a)	5,083	698,150
ConforMIS, Inc. (a)	1,923	19,076
CONMED Corp.	1,447	57,967
Conn’s, Inc. (a)	803	8,287
Connecticut Water Service, Inc.	630	31,330
ConnectOne Bancorp, Inc.	1,408	25,428
ConocoPhillips	19,868	863,662
CONSOL Energy, Inc.	8,014	153,869
Consolidated Communications Holdings, Inc.	2,584	65,220
Consolidated Edison, Inc.	10,855	817,381
Consolidated-Tomoka Land Co.	161	8,242
Constellation Brands, Inc. Class A	2,650	441,198
The Container Store Group, Inc. (a)	1,014	5,090
Contango Oil & Gas Co. (a)	886	9,055
Continental Building Products, Inc. (a)	1,682	35,305
Continental Resources, Inc. (a)	3,060	158,998
Control4 Corp. (a)	1,200	14,736
Convergys Corp.	4,430	134,761
The Cooper Cos., Inc.	1,678	300,798
Cooper Tire & Rubber Co.	2,791	106,114
Cooper-Standard Holding, Inc. (a)	758	74,890
Copart, Inc. (a)	3,453	184,943
Corcept Therapeutics, Inc. (a)	3,715	24,147
Core-Mark Holding Co., Inc.	2,327	83,307
CoreLogic, Inc. (a)	3,120	122,366
CorEnergy Infrastructure Trust, Inc.	635	18,625
Coresite Realty Corp.	1,675	124,017
Corindus Vascular Robotics, Inc. (a)	4,202	4,664

The accompanying notes are an integral part of the financial statements.

56

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cornerstone OnDemand, Inc. (a)	2,527	$116,116
Corning, Inc.	17,224	407,348
Corporate Office Properties Trust	8,821	250,075
Corrections Corporation of America	4,125	57,214
Corvel Corp. (a)	516	19,814
Corvus Pharmaceuticals, Inc. (a)	200	3,290
Costamare, Inc.	1,590	14,533
CoStar Group, Inc. (a)	1,128	244,246
Costco Wholesale Corp.	6,982	1,064,825
Cotiviti Holdings, Inc. (a)	659	22,096
Coty, Inc. Class A	16,179	380,206
County Bancorp, Inc.	239	4,782
Cousins Properties, Inc.	22,481	234,702
Covanta Holding Corp.	4,115	63,330
Covenant Transportation Group, Inc. Class A (a)	468	9,046
Cowen Group, Inc. Class A (a)	5,445	19,765
CPI Card Group, Inc.	835	5,043
CRA International, Inc. (a)	312	8,296
Cracker Barrel Old Country Store, Inc.	964	127,460
Craft Brew Alliance, Inc. (a)	758	14,273
Crane Co.	1,719	108,314
Crawford & Co. Class B	470	5,335
Cray, Inc. (a)	1,943	45,738
Credit Acceptance Corp. (a)	291	58,511
Cree, Inc. (a)	3,508	90,226
Crocs, Inc. (a)	3,531	29,307
Cross Country Healthcare, Inc. (a)	1,680	19,790
Crown Castle International Corp.	5,378	506,661
Crown Holdings, Inc. (a)	4,753	271,349
CryoLife, Inc.	1,517	26,654
CSG Systems International, Inc.	1,653	68,318
CSRA, Inc.	5,774	155,321
CSS Industries, Inc.	333	8,518
CST Brands, Inc.	2,629	126,429
CSW Industrials, Inc. (a)	725	23,483
CSX Corp.	15,288	466,284
CTS Corp.	1,538	28,607
CU Bancorp (a)	846	19,297
CubeSmart	16,595	452,380
Cubic Corp.	1,317	61,649
Cullen/Frost Bankers, Inc.	1,875	134,887
Culp, Inc.	578	17,207
Cummins, Inc.	5,582	715,333
Curis, Inc. (a)	6,374	16,636
Curtiss-Wright Corp.	2,181	198,711
Customers Bancorp, Inc. (a)	1,177	29,613
Cutera, Inc. (a)	447	5,328
CVB Financial Corp.	5,250	92,452
Cvent, Inc. (a)	1,455	46,138
CVR Energy, Inc.	629	8,661
CVS Health Corp.	17,339	1,542,998
Cynosure Inc. Class A (a)	1,233	62,809

	Number of Shares	Value
Cypress Semiconductor Corp.	11,003	$133,796
CyrusOne, Inc.	2,496	118,735
CYS Investments, Inc.	7,815	68,147
Cytokinetics, Inc. (a)	1,892	17,369
CytomX Therapeutics, Inc. (a)	1,104	17,311
D.R. Horton, Inc.	11,910	359,682
Daily Journal Corp. (a)	66	14,454
Daktronics, Inc.	1,958	18,679
Dana, Inc.	7,514	117,143
Danaher Corp.	9,697	760,148
Darden Restaurants, Inc.	4,116	252,393
Darling Ingredients, Inc. (a)	8,254	111,512
Datalink Corp. (a)	1,269	13,464
Dave & Buster’s Entertainment, Inc. (a)	1,947	76,283
DaVita, Inc. (a)	6,079	401,640
Dawson Geophysical Co. (a)	793	6,051
DCT Industrial Trust, Inc.	8,401	407,869
DDR Corp.	29,499	514,168
Dean Foods Co.	4,688	76,883
Deckers Outdoor Corp. (a)	1,638	97,543
Deere & Co.	5,038	429,993
Del Frisco’s Restaurant Group, Inc. (a)	1,281	17,255
Del Taco Restaurants, Inc. (a)	1,338	15,949
Delek US Holdings, Inc.	3,258	56,331
Dell Technologies, Inc. Class V (a)	3,471	165,914
Delta Air Lines, Inc.	12,349	486,057
Delta Apparel, Inc. (a)	307	5,053
Delta Natural Gas Co., Inc.	264	6,296
Deltic Timber Corp.	509	34,475
Deluxe Corp.	2,406	160,769
Denbury Resources, Inc.	18,498	59,749
Denny’s Corp. (a)	3,641	38,922
DENTSPLY SIRONA, Inc.	8,234	489,347
DepoMed, Inc. (a)	3,143	78,544
Dermira, Inc. (a)	1,189	40,212
Destination XL Group, Inc. (a)	1,421	6,153
Devon Energy Corp.	18,783	828,518
DeVry Education Group, Inc.	3,228	74,438
Dexcom, Inc. (a)	2,903	254,477
DHI Group, Inc. (a)	2,594	20,467
DHT Holdings, Inc.	4,808	20,146
Diamond Hill Investment Group, Inc.	147	27,164
Diamond Offshore Drilling, Inc.	2,269	39,957
Diamondback Energy, Inc. (a)	2,754	265,871
DiamondRock Hospitality Co.	21,872	199,035
Dick’s Sporting Goods, Inc.	3,084	174,924
Diebold, Inc.	3,502	86,815
Digi International, Inc. (a)	1,439	16,405
Digimarc Corp. (a)	521	19,980
Digital Realty Trust, Inc.	14,464	1,404,744
DigitalGlobe, Inc. (a)	3,222	88,605
Dillard’s, Inc. Class A	670	42,217

The accompanying notes are an integral part of the financial statements.

57

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dime Community Bancshares, Inc.	1,560	$26,146
Dimension Therapeutics, Inc. (a)	524	4,187
DineEquity, Inc.	900	71,271
Diodes, Inc. (a)	1,835	39,159
Diplomat Pharmacy, Inc. (a)	2,363	66,188
Discover Financial Services	6,571	371,590
Discovery Communications, Inc. Class C (a)	8,313	218,715
Discovery Communications, Inc. Series A (a)	5,286	142,299
DISH Network Corp. Class A (a)	3,513	192,442
Dolby Laboratories, Inc. Class A	1,791	97,233
Dollar General Corp.	10,140	709,699
Dollar Tree, Inc. (a)	8,012	632,387
Dominion Resources, Inc.	9,858	732,154
Domino’s Pizza, Inc.	1,763	267,712
Domtar Corp.	2,201	81,723
Donaldson Co., Inc.	4,481	167,276
Donegal Group, Inc. Class A	322	5,187
Dorian LPG Ltd. (a)	949	5,694
Dorman Products, Inc. (a)	1,348	86,137
Douglas Dynamics, Inc.	1,067	34,080
Douglas Emmett, Inc.	13,106	480,073
Dover Corp.	5,420	399,129
The Dow Chemical Co.	17,981	931,955
Dr. Pepper Snapple Group, Inc.	6,610	603,559
Drew Industries, Inc.	1,185	116,154
Dril-Quip, Inc. (a)	1,333	74,301
DSP Group, Inc. (a)	1,262	15,157
DST Systems, Inc.	1,160	136,787
DSW, Inc. Class A	3,461	70,881
DTE Energy Co.	6,411	600,518
DTS, Inc.	838	35,649
Ducommun, Inc. (a)	633	14,458
Duke Energy Corp.	11,050	884,442
Duke Realty Corp.	32,979	901,316
Duluth Holdings, Inc. Class B (a)	566	15,005
The Dun & Bradstreet Corp.	1,284	175,420
Dunkin’ Brands Group, Inc.	3,238	168,635
DuPont Fabros Technology, Inc.	8,107	334,414
Durect Corp. (a)	4,964	6,900
DXP Enterprises, Inc. (a)	704	19,846
Dycom Industries, Inc. (a)	1,537	125,696
Dynamic Materials Corp.	548	5,842
Dynavax Technologies Corp. (a)	1,961	20,571
Dynegy, Inc. (a)	6,008	74,439
Dynex Capital, Inc.	2,437	18,083
E*TRADE Financial Corp. (a)	9,861	287,152
E.I. du Pont de Nemours & Co.	14,011	938,317
The E.W. Scripps Co. Class A (a)	3,173	50,451
Eagle Bancorp, Inc. (a)	1,579	77,892
Eagle Materials, Inc.	1,650	127,545
Eagle Pharmaceuticals, Inc. (a)	425	29,750

	Number of Shares	Value
EarthLink Holdings Corp.	5,066	$31,409
Earthstone Energy, Inc. (a)	347	2,984
East West Bancorp, Inc.	5,066	185,973
Easterly Government Properties, Inc.	1,574	30,032
EastGroup Properties, Inc.	3,489	256,651
Eastman Chemical Co.	5,324	360,328
Eastman Kodak Co. (a)	670	10,050
Eaton Vance Corp.	3,873	151,241
eBay, Inc. (a)	17,101	562,623
Ebix, Inc.	1,210	68,788
Echo Global Logistics, Inc. (a)	1,372	31,638
EchoStar Corp. Class A (a)	1,604	70,303
Eclipse Resources Corp. (a)	2,255	7,419
Ecolab, Inc.	4,172	507,816
Edge Therapeutics, Inc. (a)	639	6,652
Edgewell Personal Care Co. (a)	2,082	165,561
Edison International	11,261	813,607
Editas Medicine, Inc. (a)	339	4,570
Education Realty Trust, Inc.	7,872	339,598
Edwards Lifesciences Corp. (a)	7,507	905,044
Egalet Corp. (a)	870	6,621
eHealth, Inc. (a)	710	7,959
Eiger BioPharmaceuticals, Inc. (a)	315	4,218
El Paso Electric Co.	2,090	97,749
El Pollo Loco Holdings, Inc. (a)	1,189	14,970
Eldorado Resorts, Inc. (a)	1,477	20,767
Electro Scientific Industries, Inc. (a)	1,076	6,069
Electronic Arts, Inc. (a)	10,349	883,805
Electronics for Imaging, Inc. (a)	2,379	116,381
Eli Lilly & Co.	15,632	1,254,624
Ellie Mae, Inc. (a)	1,637	172,376
EMC Insurance Group, Inc.	324	8,725
EMCOR Group, Inc.	3,044	181,483
EMCORE Corp.	1,023	5,831
Emergent BioSolutions, Inc. (a)	1,554	48,998
Emerson Electric Co.	10,262	559,382
The Empire District Electric Co.	2,260	77,156
Empire Resorts, Inc. (a)	198	4,008
Empire State Realty Trust, Inc. Class A	11,915	249,619
Employers Holdings, Inc.	1,547	46,147
Enanta Pharmaceuticals, Inc. (a)	801	21,315
Encore Capital Group, Inc. (a)	1,171	26,324
Encore Wire Corp.	977	35,924
Endocyte, Inc. (a)	1,712	5,290
Endologix, Inc. (a)	3,901	49,933
Endurance International Group Holdings, Inc. (a)	2,953	25,839
Energen Corp.	3,424	197,633
Energizer Holdings, Inc.	2,170	108,413
Energous Corp. (a)	860	16,865
Energy Recovery, Inc. (a)	1,678	26,814
EnerNOC, Inc. (a)	1,049	5,675

The accompanying notes are an integral part of the financial statements.

58

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EnerSys	2,188	$151,388
Engility Holdings, Inc. (a)	871	27,436
Ennis, Inc.	1,304	21,972
Enova International, Inc. (a)	1,555	15,052
EnPro Industries, Inc.	1,127	64,036
The Ensign Group, Inc.	2,529	50,909
Entegris, Inc. (a)	7,157	124,675
Entellus Medical, Inc. (a)	293	6,499
Entercom Communications Corp. Class A	1,401	18,129
Entergy Corp.	6,436	493,834
Enterprise Bancorp, Inc.	544	15,232
Enterprise Financial Services Corp.	952	29,750
Entravision Communications Corp. Class A	3,232	24,660
Envestnet, Inc. (a)	2,127	77,529
Envision Healthcare Holdings, Inc. (a)	6,571	146,336
Enzo Biochem, Inc. (a)	1,549	7,884
EOG Resources, Inc.	8,806	851,628
EP Energy Corp. Class A (a)	1,528	6,693
EPAM Systems, Inc. (a)	2,407	166,829
EPIQ Systems, Inc.	1,231	20,299
Epizyme, Inc. (a)	2,098	20,644
ePlus, Inc. (a)	306	28,889
EPR Properties	5,895	464,172
EQT Corp.	6,084	441,820
Equifax, Inc.	4,229	569,139
Equinix, Inc.	2,447	881,532
Equity Bancshares, Inc. Class A (a)	209	5,421
Equity Commonwealth (a)	11,661	352,395
Equity Lifestyle Properties, Inc.	7,212	556,622
Equity One, Inc.	8,656	264,960
Equity Residential	26,824	1,725,588
Era Group, Inc. (a)	760	6,118
Erie Indemnity Co. Class A	862	87,984
Escalade, Inc.	406	5,181
ESCO Technologies, Inc.	1,248	57,932
Esperion Therapeutics, Inc. (a)	556	7,701
ESSA Bancorp, Inc.	724	10,013
Essendant, Inc.	1,793	36,792
Essex Property Trust, Inc.	6,121	1,363,147
The Estee Lauder Cos., Inc. Class A	3,467	307,038
Esterline Technologies Corp. (a)	1,486	112,995
Ethan Allen Interiors, Inc.	1,180	36,899
Etsy, Inc. (a)	5,391	76,983
Euronet Worldwide, Inc. (a)	1,760	144,021
EverBank Financial Corp.	5,201	100,691
Evercore Partners, Inc. Class A	1,965	101,217
Eversource Energy	11,320	613,318
Everyday Health, Inc. (a)	1,753	13,481
Evolent Health, Inc. Class A (a)	820	20,188
Evolution Petroleum Corp.	982	6,167
Exa Corp. (a)	545	8,747

	Number of Shares	Value
Exact Sciences Corp. (a)	5,348	$99,312
Exactech, Inc. (a)	587	15,867
Exar Corp. (a)	2,166	20,165
EXCO Resources, Inc. (a)	5,532	5,919
Exelixis, Inc. (a)	11,413	145,972
Exelon Corp.	14,209	473,018
Exlservice Holdings, Inc. (a)	1,662	82,834
The ExOne Co. (a)	429	6,529
Expedia, Inc.	4,284	500,028
Expeditors International of Washington, Inc.	6,416	330,552
Exponent, Inc.	1,323	67,552
Express Scripts Holding Co. (a)	10,135	714,822
Express, Inc. (a)	3,563	42,008
Extended Stay America, Inc.	2,601	36,934
Exterran Corp. (a)	1,586	24,868
Extra Space Storage, Inc.	11,106	881,927
Extreme Networks, Inc. (a)	5,209	23,388
Exxon Mobil Corp.	67,390	5,881,799
EZCORP, Inc. Class A (a)	2,506	27,716
F.N.B. Corp.	10,609	130,491
F5 Networks, Inc. (a)	2,370	295,397
Facebook, Inc. Class A (a)	36,263	4,651,455
FactSet Research Systems, Inc.	1,412	228,885
Fair Isaac Corp.	1,547	192,741
Fairmount Santrol Holdings, Inc. (a)	3,778	32,037
Fairpoint Communications, Inc. (a)	1,181	17,750
Farmer Bros Co. (a)	456	16,211
Farmers Capital Bank Corp.	285	8,447
Farmers National Banc Corp.	1,442	15,545
Farmland Partners, Inc.	459	5,141
Faro Technologies, Inc. (a)	800	28,760
Fastenal Co.	10,317	431,044
FBL Financial Group, Inc. Class A	489	31,281
FBR & Co.	369	4,886
FCB Financial Holdings, Inc. Class A (a)	1,566	60,181
Federal Agricultural Mortgage Corp. Class C	457	18,052
Federal Realty Investment Trust	6,712	1,033,178
Federal Signal Corp.	2,899	38,441
Federal-Mogul Corp. (a)	1,710	16,433
Federated Investors, Inc. Class B	3,298	97,720
Federated National Holding Co.	764	14,279
FedEx Corp.	3,997	698,196
FelCor Lodging Trust, Inc.	14,666	94,302
Ferro Corp. (a)	3,999	55,226
FibroGen, Inc. (a)	2,747	56,863
Fidelity & Guaranty Life	682	15,816
Fidelity National Information Services, Inc.	11,480	884,304
Fidelity Southern Corp.	1,093	20,100
Fiesta Restaurant Group, Inc. (a)	1,281	30,744

The accompanying notes are an integral part of the financial statements.

59

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fifth Street Asset Management, Inc.	459	$2,529
Fifth Third Bancorp	27,373	560,052
Financial Engines, Inc.	2,737	81,316
Financial Institutions, Inc.	737	19,980
Finisar Corp. (a)	5,383	160,413
The Finish Line, Inc. Class A	2,007	46,322
FireEye, Inc. (a)	5,345	78,732
First American Financial Corp.	3,764	147,850
First Bancorp	1,033	20,443
First Bancorp, Inc.	400	9,588
First Busey Corp.	1,522	34,397
First Business Financial Services, Inc.	315	7,403
First Citizens BancShares, Inc. Class A	385	113,148
First Commonwealth Financial Corp.	4,432	44,719
First Community Bancshares, Inc.	829	20,559
First Community Financial Partners, Inc. (a)	532	5,065
First Connecticut Bancorp, Inc.	547	9,731
First Data Corp. Class A (a)	11,050	145,418
First Defiance Financial Corp.	457	20,400
First Financial Bancorp	2,999	65,498
First Financial Bankshares, Inc.	3,256	118,649
First Financial Corp.	518	21,072
First Financial Northwest, Inc.	360	5,101
First Foundation, Inc. (a)	722	17,812
First Hawaiian, Inc. (a)	863	23,180
First Horizon National Corp.	8,136	123,911
First Industrial Realty Trust, Inc.	12,517	353,230
First Internet Bancorp	212	4,895
First Interstate BancSystem, Inc. Class A	968	30,502
First Merchants Corp.	1,987	53,152
First Mid-Illinois Bancshares, Inc.	311	8,478
First Midwest Bancorp, Inc.	4,195	81,215
First NBC Bank Holding Co. (a)	613	5,787
First Northwest Bancorp (a)	429	5,787
The First of Long Island Corp.	719	23,835
First Potomac Realty Trust	6,208	56,803
First Republic Bank	5,152	397,271
First Solar, Inc. (a)	2,671	105,478
FirstCash, Inc.	2,397	112,851
FirstEnergy Corp.	15,043	497,622
Fiserv, Inc. (a)	7,899	785,714
Fitbit, Inc. Class A (a)	4,450	66,038
Five Below, Inc. (a)	2,710	109,186
Five Prime Therapeutics, Inc. (a)	1,389	72,909
Five9, Inc. (a)	1,645	25,794
Flagstar Bancorp, Inc. (a)	1,016	28,194
FleetCor Technologies, Inc. (a)	3,281	570,008
Flex Pharma, Inc. (a)	446	5,254
Flexion Therapeutics, Inc. (a)	1,195	23,350
Flexsteel Industries, Inc.	352	18,205
FLIR Systems, Inc.	4,839	152,041
Flotek Industries, Inc. (a)	2,634	38,298

	Number of Shares	Value
Flowers Foods, Inc.	6,099	$92,217
Flowserve Corp.	4,589	221,373
Fluidigm Corp. (a)	1,723	13,801
Fluor Corp.	4,923	252,648
Flushing Financial Corp.	1,580	37,478
FMC Corp.	4,719	228,116
FMC Technologies, Inc. (a)	7,964	236,292
FNF Group	9,421	347,729
FNFV Group (a)	3,173	39,599
Fogo De Chao, Inc. (a)	272	2,875
Foot Locker, Inc.	4,768	322,889
Ford Motor Co.	62,221	751,007
Forest City Realty Trust, Inc.	21,745	502,962
Forestar Group, Inc. (a)	1,776	20,797
Formfactor, Inc. (a)	3,308	35,892
Forrester Research, Inc.	515	20,034
Fortinet, Inc. (a)	5,115	188,897
Fortive Corp.	4,847	246,712
Fortress Biotech, Inc. (a)	1,908	5,667
Fortune Brands Home & Security, Inc.	5,396	313,508
Forum Energy Technologies, Inc. (a)	2,934	58,269
Forward Air Corp.	1,550	67,053
Fossil Group, Inc. (a)	2,006	55,707
Foundation Medicine, Inc. (a)	733	17,116
Four Corners Property Trust, Inc.	6,582	140,394
Fox Factory Holding Corp. (a)	1,111	25,520
Francesca’s Holdings Corp. (a)	1,936	29,872
Franklin Covey Co. (a)	400	7,124
Franklin Electric Co., Inc.	2,347	95,546
Franklin Financial Network, Inc. (a)	506	18,924
Franklin Resources, Inc.	5,769	205,203
Franklin Street Properties Corp.	11,208	141,221
Fred’s, Inc. Class A	1,895	17,169
Freeport-McMoRan, Inc.	46,925	509,605
FreightCar America, Inc.	469	6,744
Freshpet, Inc. (a)	877	7,586
Frontier Communications Corp.	41,251	171,604
FRP Holdings, Inc. (a)	247	7,674
FTD Cos., Inc. (a)	928	19,089
FTI Consulting, Inc. (a)	2,104	93,754
FuelCell Energy, Inc. (a)	1,131	6,130
Fulton Financial Corp.	8,763	127,239
FutureFuel Corp.	1,425	16,074
G&K Services, Inc. Class A	989	94,440
G-III Apparel Group Ltd. (a)	2,061	60,078
Gaia, Inc. (a)	462	3,326
Gain Capital Holdings, Inc.	1,452	8,973
Galena Biopharma, Inc. (a)	15,523	5,438
GAMCO Investors, Inc. Class A	173	4,925
GameStop Corp. Class A	3,610	99,600
Gaming and Leisure Properties, Inc.	18,532	619,895
Gannett Co., Inc.	6,062	70,562
The Gap, Inc.	7,856	174,717

The accompanying notes are an integral part of the financial statements.

60

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gartner, Inc. (a)	2,823	$249,694
GATX Corp.	2,097	93,421
GCP Applied Technologies, Inc. (a)	3,588	101,612
Gencor Industries, Inc. (a)	450	5,391
Gener8 Maritime, Inc. (a)	1,547	7,921
Generac Holdings, Inc. (a)	3,292	119,500
General Cable Corp.	2,336	34,993
General Communication, Inc. Class A (a)	1,511	20,776
General Dynamics Corp.	3,908	606,365
General Electric Co.	148,722	4,405,146
General Growth Properties, Inc.	49,846	1,375,750
General Mills, Inc.	9,522	608,265
General Motors Co.	22,460	713,554
Genesco, Inc. (a)	983	53,534
Genesee & Wyoming, Inc. Class A (a)	1,998	137,762
Genesis Healthcare, Inc. (a)	1,742	4,651
Genie Energy Ltd. Class B	814	4,803
GenMark Diagnostics, Inc. (a)	2,010	23,718
Genomic Health, Inc. (a)	908	26,259
Gentex Corp.	10,001	175,618
Gentherm, Inc. (a)	1,741	54,702
Genuine Parts Co.	5,240	526,358
Genworth Financial, Inc. Class A (a)	25,297	125,473
The Geo Group, Inc.	3,784	89,984
Geospace Technologies Corp. (a)	775	15,097
German American Bancorp Inc.	717	27,913
Geron Corp. (a)	8,184	18,496
Getty Realty Corp.	2,737	65,496
Gibraltar Industries, Inc. (a)	1,645	61,112
Gigamon, Inc. (a)	1,652	90,530
GigPeak, Inc. (a)	2,294	5,391
Gilead Sciences, Inc.	21,407	1,693,722
Glacier Bancorp, Inc.	3,956	112,825
Gladstone Commercial Corp.	1,151	21,443
Glaukos Corp. (a)	804	30,343
Global Blood Therapeutics, Inc. (a)	867	19,984
Global Brass & Copper Holdings, Inc.	1,023	29,554
Global Eagle Entertainment, Inc. (a)	2,452	20,376
Global Medical REIT, Inc.	761	7,427
Global Net Lease, Inc.	8,822	71,988
Global Payments, Inc.	5,420	416,039
Global Water Resources, Inc.	624	4,998
Globalstar, Inc. (a)	18,725	22,657
Globus Medical, Inc. Class A (a)	3,583	80,868
Glu Mobile, Inc. (a)	6,295	14,101
GlycoMimetics, Inc. (a)	691	4,941
GMS, Inc. (a)	277	6,158
GNC Holdings, Inc. Class A	3,543	72,348
GoDaddy, Inc. Class A (a)	1,644	56,767
Gogo, Inc. (a)	2,707	29,885
Gold Resource Corp.	2,687	19,938
Golden Entertainment, Inc.	408	5,088

	Number of Shares	Value
The Goldman Sachs Group, Inc.	6,180	$996,649
The Goodyear Tire & Rubber Co.	9,406	303,814
GoPro, Inc. Class A (a)	5,148	85,869
The Gorman-Rupp Co.	886	22,690
Government Properties Income Trust	7,726	174,762
GP Strategies Corp. (a)	701	17,259
Graco, Inc.	1,951	144,374
Graham Corp.	370	7,067
Graham Holdings Co. Class B	153	73,650
Gramercy Property Trust	45,224	435,959
Grand Canyon Education, Inc. (a)	2,280	92,089
Granite Construction, Inc.	2,020	100,475
Graphic Packaging Holding Co.	11,260	157,527
Gray Television, Inc. (a)	3,072	31,826
Great Ajax Corp.	582	7,944
Great Lakes Dredge & Dock Co. (a)	3,709	12,982
Great Plains Energy, Inc.	5,463	149,085
Great Southern Bancorp, Inc.	542	22,059
Great Western Bancorp, Inc.	2,992	99,693
Green Bancorp, Inc. (a)	813	8,886
Green Brick Partners, Inc. (a)	915	7,558
Green Dot Corp. Class A (a)	2,064	47,596
Green Plains, Inc.	1,741	45,614
The Greenbrier Cos., Inc.	1,302	45,961
Greenhill & Co., Inc.	1,329	31,325
Greif, Inc.	310	18,783
Greif, Inc. Class A	1,220	60,500
Griffon Corp.	1,478	25,141
Group 1 Automotive, Inc.	1,079	68,927
Groupon, Inc. (a)	12,930	66,589
GrubHub, Inc. (a)	4,043	173,809
GTT Communications, Inc. (a)	1,271	29,907
Guaranty Bancorp	590	10,532
Guess?, Inc.	3,273	47,819
Guidance Software, Inc. (a)	879	5,239
Guidewire Software, Inc. (a)	2,555	153,249
Gulfport Energy Corp. (a)	4,431	125,176
H&E Equipment Services, Inc.	1,549	25,961
H&R Block, Inc.	7,933	183,649
H.B. Fuller Co.	2,515	116,872
The Habit Restaurants, Inc. Class A (a)	531	7,434
The Hackett Group, Inc.	1,191	19,675
Haemonetics Corp. (a)	2,598	94,074
The Hain Celestial Group, Inc. (a)	3,594	127,875
Halliburton Co.	13,732	616,292
Hallmark Financial Services, Inc. (a)	539	5,546
Halozyme Therapeutics, Inc. (a)	5,648	68,228
Halyard Health, Inc. (a)	2,391	82,872
Hancock Holding Co.	3,898	126,412
Handy & Harman Ltd. (a)	192	4,040
Hanesbrands, Inc.	13,320	336,330
Hanmi Financial Corp.	1,529	40,274

The accompanying notes are an integral part of the financial statements.

61

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,957	$45,735
The Hanover Insurance Group, Inc.	1,492	112,527
HarborOne Bancorp, Inc. (a)	734	11,568
Hardinge, Inc.	511	5,687
Harley-Davidson, Inc.	6,398	336,471
Harman International Industries, Inc.	2,486	209,943
Harmonic, Inc. (a)	4,068	24,123
Harris Corp.	4,411	404,092
Harsco Corp.	3,873	38,459
The Hartford Financial Services Group, Inc.	13,839	592,586
Hasbro, Inc.	3,969	314,861
Haverty Furniture Cos., Inc.	977	19,579
Hawaiian Electric Industries, Inc.	3,792	113,191
Hawaiian Holdings, Inc. (a)	2,640	128,304
Hawaiian Telcom Holdco, Inc. (a)	233	5,217
Hawkins, Inc.	498	21,578
Haynes International, Inc.	624	23,157
HC2 Holdings, Inc. (a)	1,300	7,085
HCA Holdings, Inc. (a)	4,918	371,948
HCI Group, Inc.	499	15,150
HCP, Inc.	43,849	1,664,070
HD Supply Holdings, Inc. (a)	7,103	227,154
Headwaters, Inc. (a)	3,776	63,890
Healthcare Realty Trust, Inc.	12,380	421,663
Healthcare Services Group, Inc.	3,528	139,638
Healthcare Trust of America, Inc. Class A	12,800	417,536
HealthEquity, Inc. (a)	2,201	83,308
HealthSouth Corp.	4,439	180,090
HealthStream, Inc. (a)	1,233	34,031
Healthways, Inc. (a)	1,529	40,457
Heartland Express, Inc.	2,204	41,612
Heartland Financial USA, Inc.	1,075	38,775
Hecla Mining Co.	19,207	109,480
HEICO Corp.	686	47,471
HEICO Corp. Class A	1,350	81,688
Heidrick & Struggles International, Inc.	992	18,402
Helix Energy Solutions Group, Inc. (a)	4,882	39,691
Helmerich & Payne, Inc.	3,429	230,772
Hemisphere Media Group, Inc. (a)	366	4,667
Hennessy Advisors, Inc.	141	5,001
Henry Schein, Inc. (a)	2,932	477,857
Herc Holdings, Inc. (a)	849	28,611
Heritage Commerce Corp.	1,028	11,246
Heritage Financial Corp.	1,490	26,745
Heritage Insurance Holdings, Inc.	1,398	20,145
Heritage Oaks Bancorp	939	7,700
Heritage-Crystal Clean, Inc. (a)	500	6,640
Herman Miller, Inc.	3,043	87,030
Heron Therapeutics, Inc. (a)	1,528	26,327

	Number of Shares	Value
Hersha Hospitality Trust	4,088	$73,666
The Hershey Co.	4,956	473,794
Hertz Global Holdings, Inc. (a)	2,548	102,328
Heska Corp. (a)	332	18,071
Hess Corp.	9,961	534,109
Hewlett Packard Enterprise Co.	27,659	629,242
Hexcel Corp.	3,273	144,994
HFF, Inc. Class A	1,728	47,848
Hibbett Sports, Inc. (a)	1,217	48,558
Highwoods Properties, Inc.	9,296	484,508
Hill International, Inc. (a)	1,258	5,799
Hill-Rom Holdings, Inc.	2,311	143,236
Hillenbrand, Inc.	3,006	95,110
Hilltop Holdings, Inc. (a)	3,906	87,729
Hilton Worldwide Holdings, Inc.	18,515	424,549
Hingham Institution for Savings	52	7,202
HMS Holdings Corp. (a)	4,271	94,688
HNI Corp.	2,303	91,659
HollyFrontier Corp.	5,723	140,213
Hologic, Inc. (a)	9,859	382,825
Home Bancorp Inc.	224	6,272
Home Bancshares, Inc.	6,115	127,253
The Home Depot, Inc.	20,108	2,587,497
HomeStreet, Inc. (a)	1,139	28,543
HomeTrust Bancshares, Inc. (a)	653	12,081
Honeywell International, Inc.	12,295	1,433,474
Hooker Furniture Corp.	632	15,478
Hope Bancorp, Inc.	6,517	113,200
Horace Mann Educators Corp.	2,086	76,452
Horizon Bancorp	686	20,155
Horizon Global Corp. (a)	979	19,511
Hormel Foods Corp.	9,566	362,838
Hornbeck Offshore Services, Inc. (a)	1,271	6,991
Hortonworks, Inc. (a)	2,160	18,036
Hospitality Properties Trust	15,127	449,574
Host Hotels & Resorts, Inc.	69,500	1,082,115
Houghton Mifflin Harcourt Co. (a)	6,355	85,221
Houlihan Lokey, Inc.	674	16,884
Hovnanian Enterprises, Inc. Class A (a)	4,802	8,115
The Howard Hughes Corp. (a)	1,276	146,102
HP, Inc.	27,704	430,243
HRG Group, Inc. (a)	6,059	95,126
HSN, Inc.	1,630	64,874
Hub Group, Inc. Class A (a)	1,733	70,637
Hubbell, Inc.	1,938	208,800
HubSpot, Inc. (a)	1,477	85,105
Hudson Pacific Properties, Inc.	10,932	359,335
Humana, Inc.	2,385	421,883
Huntington Bancshares, Inc.	38,001	374,690
Huntington Ingalls Industries, Inc.	1,644	252,222
Huntsman Corp.	6,997	113,841
Hurco Cos., Inc.	246	6,905

The accompanying notes are an integral part of the financial statements.

62

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Huron Consulting Group, Inc. (a)	1,116	$66,692
Hyatt Hotels Corp. Class A (a)	842	41,443
Hyster-Yale Materials Handling, Inc.	469	28,201
IAC/InterActiveCorp	2,485	155,238
IBERIABANK Corp.	2,057	138,066
ICF International, Inc. (a)	867	38,425
Iconix Brand Group, Inc. (a)	2,291	18,603
ICU Medical, Inc. (a)	744	94,027
IDACORP, Inc.	2,507	196,248
Idera Pharmaceuticals, Inc. (a)	3,497	8,952
IDEX Corp.	2,684	251,142
IDEXX Laboratories, Inc. (a)	3,136	353,521
IDT Corp. Class B	989	17,050
IES Holdings, Inc. (a)	310	5,515
Ignyta, Inc. (a)	1,151	7,240
II-VI, Inc. (a)	3,090	75,180
Illinois Tool Works, Inc.	4,716	565,165
Illumina, Inc. (a)	5,199	944,450
Immersion Corp. (a)	1,762	14,378
Immune Design Corp. (a)	754	5,715
Immunogen, Inc. (a)	3,292	8,823
Immunomedics, Inc. (a)	4,916	15,977
Impac Mortgage Holdings, Inc. (a)	381	5,025
Impax Laboratories, Inc. (a)	3,728	88,354
Imperva, Inc. (a)	1,472	79,061
Impinj, Inc. (a)	280	10,478
IMS Health Holdings, Inc. (a)	5,341	167,387
INC Research Holdings, Inc. Class A (a)	2,092	93,261
inContact, Inc. (a)	2,822	39,452
Incyte Corp. (a)	5,750	542,167
Independence Contract Drilling, Inc. (a)	1,173	6,158
Independence Holding Co.	292	5,017
Independence Realty Trust, Inc.	2,065	18,585
Independent Bank Corp.	1,353	73,184
Independent Bank Corp.	1,112	18,715
Independent Bank Group, Inc.	554	24,470
Infinera Corp. (a)	7,299	65,910
Infinity Pharmaceuticals, Inc. (a)	3,356	5,235
Infinity Property & Casualty Corp.	526	43,463
Infoblox, Inc. (a)	2,897	76,394
Information Services Group, Inc. (a)	1,203	4,800
InfraREIT, Inc. (a)	1,924	34,901
Ingevity Corp. (a)	2,155	99,345
Ingles Markets, Inc. Class A	681	26,927
Ingram Micro, Inc. Class A	5,122	182,651
Ingredion, Inc.	2,535	337,307
InnerWorkings, Inc. (a)	2,072	19,518
Innophos Holdings, Inc.	932	36,376
Innospec, Inc.	1,219	74,127
Innoviva, Inc.	3,906	42,927
Inogen, Inc. (a)	867	51,933
Inotek Pharmaceuticals Corp. (a)	683	6,475
Inovalon Holdings, Inc. Class A (a)	2,084	30,656

	Number of Shares	Value
Inovio Pharmaceuticals, Inc. (a)	3,183	$29,666
Inphi Corp. (a)	2,041	88,804
Insight Enterprises, Inc. (a)	1,922	62,561
Insmed, Inc. (a)	2,975	43,197
Insperity, Inc.	754	54,771
Installed Building Products, Inc. (a)	965	34,615
Insteel Industries, Inc.	839	30,405
Instructure, Inc. (a)	609	15,450
Insulet Corp. (a)	2,893	118,439
Insys Therapeutics, Inc. (a)	1,318	15,539
Integer Holdings Corp. (a)	1,467	31,819
Integra LifeSciences Holdings Corp. (a)	1,506	124,320
Integrated Device Technology, Inc. (a)	6,764	156,248
Intel Corp.	76,373	2,883,081
Inteliquent, Inc.	1,598	25,792
Intellia Therapeutics, Inc. (a)	273	4,646
Inter Parfums, Inc.	851	27,462
Interactive Brokers Group, Inc. Class A	2,231	78,687
Interactive Intelligence Group, Inc. (a)	863	51,901
Intercept Pharmaceuticals, Inc. (a)	579	95,298
Intercontinental Exchange, Inc.	1,883	507,205
InterDigital, Inc.	1,725	136,620
Interface, Inc.	3,405	56,829
International Bancshares Corp.	2,883	85,856
International Business Machines Corp.	14,207	2,256,782
International Flavors & Fragrances, Inc.	2,856	408,322
International Paper Co.	14,505	695,950
International Speedway Corp. Class A	1,271	42,477
The Interpublic Group of Companies, Inc.	14,185	317,035
Intersect ENT, Inc. (a)	1,324	20,972
Intersil Corp. Class A	6,723	147,435
Interval Leisure Group, Inc.	5,718	98,178
INTL. FCStone, Inc. (a)	723	28,089
Intra-Cellular Therapies, Inc. (a)	1,771	26,990
IntraLinks Holdings, Inc. (a)	2,126	21,388
Intrawest Resorts Holdings, Inc. (a)	929	15,068
Intrexon Corp. (a)	1,954	54,751
Intuit, Inc.	3,900	429,039
Intuitive Surgical, Inc. (a)	1,344	974,172
Invacare Corp.	1,699	18,978
InvenSense, Inc. (a)	3,938	29,220
Inventure Foods, Inc. (a)	741	6,965
Invesco Mortgage Capital, Inc.	5,729	87,253
Investment Technology Group, Inc.	1,607	27,544
Investors Bancorp, Inc.	14,921	179,201
Investors Real Estate Trust	12,902	76,767
Investors Title Co.	55	5,473
Invitae Corp. (a)	888	7,779

The accompanying notes are an integral part of the financial statements.

63

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
InVivo Therapeutics Holdings Corp. (a)	1,983	$13,484
Ionis Pharmaceuticals, Inc. (a)	4,252	155,793
IPG Photonics Corp. (a)	1,247	102,690
iRadimed Corp. (a)	292	4,961
IRIDEX Corp. (a)	319	4,622
Iridium Communications, Inc. (a)	3,946	32,002
iRobot Corp. (a)	1,392	61,220
Iron Mountain, Inc.	9,196	345,126
Ironwood Pharmaceuticals, Inc. (a)	6,573	104,379
Isle of Capri Casinos, Inc. (a)	1,210	26,959
Isramco, Inc. (a)	43	3,586
iStar, Inc. (a)	3,286	35,259
ITC Holdings Corp.	5,318	247,181
Itron, Inc. (a)	1,698	94,680
ITT, Inc.	3,189	114,294
Ixia (a)	3,106	38,825
IXYS Corp.	977	11,773
J Alexander’s Holdings, Inc. (a)	526	5,328
J&J Snack Foods Corp.	765	91,127
J.B. Hunt Transport Services, Inc.	3,131	254,049
The J.M. Smucker Co.	4,096	555,172
j2 Global, Inc.	2,346	156,267
Jabil Circuit, Inc.	6,601	144,034
Jack Henry & Associates, Inc.	2,781	237,915
Jack in the Box, Inc.	1,637	157,054
Jacobs Engineering Group, Inc. (a)	4,229	218,724
JAKKS Pacific, Inc. (a)	588	5,080
Jamba, Inc. (a)	500	5,460
Janus Capital Group, Inc.	7,186	100,676
JC Penney Co., Inc. (a)	10,862	100,148
JetBlue Airways Corp. (a)	11,374	196,088
Jive Software, Inc. (a)	3,403	14,497
John B Sanfilippo & Son, Inc.	431	22,123
John Bean Technologies Corp.	1,474	103,991
John Wiley & Sons, Inc. Class A	1,567	80,873
Johnson & Johnson	44,405	5,245,563
Johnson Outdoors, Inc. Class A	192	6,983
Jones Energy, Inc. Class A (a)	2,858	10,174
Jones Lang LaSalle, Inc.	1,590	180,926
Joy Global, Inc.	4,938	136,980
JP Morgan Chase & Co.	58,829	3,917,423
Juniper Networks, Inc.	13,193	317,424
Juno Therapeutics, Inc. (a)	2,217	66,532
K12, Inc. (a)	1,688	24,223
K2M Group Holdings, Inc. (a)	1,302	23,150
Kadant, Inc.	526	27,410
Kaiser Aluminum Corp.	902	78,014
Kaman Corp.	1,446	63,508
Kansas City Southern	3,865	360,682
KapStone Paper and Packaging Corp.	4,418	83,589
KAR Auction Services, Inc.	4,864	209,930
Karyopharm Therapeutics, Inc. (a)	1,442	14,031

	Number of Shares	Value
Kate Spade & Co. (a)	4,518	$77,393
KB Home	3,968	63,964
KBR, Inc.	5,037	76,210
KCG Holdings, Inc. Class A (a)	2,505	38,903
Kearny Financial Corp.	4,749	64,634
Kellogg Co.	8,782	680,342
Kelly Services, Inc. Class A	1,412	27,139
Kemper Corp.	2,042	80,291
Kennametal, Inc.	3,970	115,209
Kennedy-Wilson Holdings, Inc.	4,187	94,417
Keryx Biopharmaceuticals, Inc. (a)	4,082	21,675
KeyCorp	38,108	463,774
Keysight Technologies, Inc. (a)	6,059	192,010
The KEYW Holding Corp. (a)	1,875	20,700
Kforce, Inc.	1,217	24,936
Kilroy Realty Corp.	8,562	593,775
Kimball Electronics, Inc. (a)	1,481	20,527
Kimball International, Inc. Class B	1,854	23,991
Kimberly-Clark Corp.	5,754	725,810
Kimco Realty Corp.	39,007	1,129,253
Kinder Morgan, Inc.	30,819	712,843
Kindred Healthcare, Inc.	4,503	46,021
Kinsale Capital Group, Inc.	335	7,370
Kirby Corp. (a)	1,863	115,804
Kirkland’s, Inc. (a)	581	7,077
Kite Pharma, Inc. (a)	1,984	110,826
Kite Realty Group Trust	8,928	247,484
KLA-Tencor Corp.	5,513	384,311
KLX, Inc. (a)	2,678	94,266
KMG Chemicals, Inc.	531	15,043
Knight Transportation, Inc.	3,374	96,800
Knoll, Inc.	2,516	57,491
Knowles Corp. (a)	4,614	64,827
Kohl’s Corp.	6,525	285,469
Kona Grill, Inc. (a)	361	4,538
Kopin Corp. (a)	2,451	5,343
Koppers Holdings, Inc. (a)	983	31,633
Korn/Ferry International	2,742	57,582
The Kraft Heinz Co.	9,629	861,892
Kraton Corp. (a)	1,423	49,862
Kratos Defense & Security Solutions, Inc. (a)	2,561	17,645
The Kroger Co.	15,228	451,967
Kronos Worldwide, Inc.	869	7,204
KVH Industries, Inc. (a)	588	5,180
L Brands, Inc.	8,640	611,453
L-3 Communications Holdings, Inc.	2,745	413,754
La Jolla Pharmaceutical Co. (a)	734	17,462
La Quinta Holdings, Inc. (a)	4,063	45,424
La-Z-Boy, Inc.	2,545	62,505
Laboratory Corporation of America Holdings (a)	3,616	497,128
Ladder Capital Corp.	1,886	24,971

The accompanying notes are an integral part of the financial statements.

64

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ladenburg Thalmann Financial Services, Inc. (a)	6,178	$14,271
Lake Sunapee Bank Group	306	5,529
Lakeland Bancorp, Inc.	1,921	26,971
Lakeland Financial Corp.	1,196	42,362
Lam Research Corp.	5,734	543,067
Lamar Advertising Co.Class A	2,896	189,138
Lancaster Colony Corp.	942	124,429
Landauer, Inc.	486	21,617
Landec Corp. (a)	1,429	19,163
Lands’ End, Inc. (a)	590	8,555
Landstar System, Inc.	1,489	101,371
Lannett Co., Inc. (a)	1,332	35,391
Laredo Petroleum, Inc. (a)	5,071	65,416
Las Vegas Sands Corp.	5,813	334,480
LaSalle Hotel Properties	11,921	284,554
Lattice Semiconductor Corp. (a)	5,741	37,259
Lawson Products, Inc. (a)	293	5,195
Layne Christensen Co. (a)	707	6,017
LCNB Corp.	343	6,249
Lear Corp.	2,608	316,142
LegacyTexas Financial Group, Inc.	2,292	72,496
Legg Mason, Inc.	3,712	124,278
Leggett & Platt, Inc.	4,679	213,269
Leidos Holdings, Inc.	4,660	201,685
LeMaitre Vascular, Inc.	781	15,495
LendingClub Corp. (a)	16,635	102,804
LendingTree, Inc. (a)	305	29,558
Lennar Corp.	647	21,720
Lennar Corp. Class A	6,381	270,172
Lennox International, Inc.	1,402	220,156
Leucadia National Corp.	11,610	221,054
Level 3 Communications, Inc. (a)	10,331	479,152
Lexicon Pharmaceuticals, Inc. (a)	2,026	36,610
Lexington Realty Trust	25,237	259,941
Lexmark International, Inc. Class A	2,183	87,233
LGI Homes, Inc. (a)	746	27,483
LHC Group, Inc. (a)	724	26,701
Libbey, Inc.	1,153	20,581
Liberty Braves Group Class C (a)	1,533	26,644
Liberty Braves Group Class A (a)	361	6,299
Liberty Broadband Corp. Class A (a)	897	62,934
Liberty Broadband Corp. Class C (a)	3,647	260,688
Liberty Interactive Corp. QVC Group (a)	15,687	313,897
Liberty Media Group Class C (a)	2,394	67,367
Liberty Media Group Class A (a)	1,098	31,458
Liberty Property Trust	13,764	555,377
Liberty SiriusXM Group Class A (a)	3,209	109,042
Liberty SiriusXM Group Class C (a)	6,474	216,296
Liberty Tax, Inc.	393	5,023
Liberty TripAdvisor Holdings, Inc. Class A (a)	3,716	81,195
Liberty Ventures Series A (a)	4,700	187,389

	Number of Shares	Value
Life Storage, Inc.	4,313	$383,598
LifeLock, Inc. (a)	4,352	73,636
LifePoint Health, Inc. (a)	1,422	84,225
Lifetime Brands, Inc.	432	5,815
Lifevantage Corp. (a)	536	5,071
Lifeway Foods, Inc. (a)	316	5,353
Ligand Pharmaceuticals, Inc. (a)	962	98,182
Limelight Networks, Inc. (a)	3,125	5,844
Limoneira Co.	726	13,721
Lincoln Electric Holdings, Inc.	2,157	135,071
Lincoln National Corp.	8,439	396,464
Lindblad Expeditions Holdings, Inc. (a)	587	5,283
Lindsay Corp.	512	37,878
Linear Technology Corp.	8,416	498,985
LinkedIn Corp. Class A (a)	4,154	793,912
Lion Biotechnologies, Inc. (a)	2,690	22,139
Lionbridge Technologies, Inc. (a)	3,239	16,195
Lipocine, Inc. (a)	902	4,023
Liquidity Services, Inc. (a)	1,454	16,343
Lithia Motors, Inc. Class A	1,202	114,815
Littelfuse, Inc.	1,105	142,335
Live Nation Entertainment, Inc. (a)	4,632	127,287
Live Oak Bancshares, Inc.	1,125	16,223
LivePerson, Inc. (a)	2,694	22,657
LKQ Corp. (a)	10,783	382,365
Lockheed Martin Corp.	4,073	976,380
Loews Corp.	9,896	407,220
LogMeIn, Inc.	1,266	114,434
Loral Space & Communications, Inc. (a)	642	25,109
Louisiana-Pacific Corp. (a)	7,172	135,049
Lowe’s Cos., Inc.	14,332	1,034,914
Loxo Oncology, Inc. (a)	710	18,588
LPL Financial Holdings, Inc.	3,034	90,747
LSB Industries, Inc. (a)	809	6,941
LSI Industries, Inc.	1,386	15,565
LTC Properties, Inc.	4,194	218,046
Luby’s, Inc. (a)	1,205	5,169
Lumber Liquidators Holdings, Inc. (a)	1,316	25,886
Lumentum Holdings, Inc. (a)	2,551	106,555
Luminex Corp. (a)	1,896	43,077
Lumos Networks Corp. (a)	1,087	15,218
Lydall, Inc. (a)	806	41,211
M&T Bank Corp.	5,285	613,588
M.D.C. Holdings, Inc.	2,056	53,045
M/I Homes, Inc. (a)	1,152	27,153
Macatawa Bank Corp.	1,040	8,310
The Macerich Co.	13,611	1,100,722
Mack-Cali Realty Corp.	9,650	262,673
MACOM Technology Solutions Holdings, Inc. (a)	1,114	47,167
Macquarie Infrastructure Corp.	2,636	219,421

The accompanying notes are an integral part of the financial statements.

65

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MacroGenics, Inc. (a)	1,532	$45,822
Macy’s, Inc.	10,900	403,845
The Madison Square Garden Co. Class A (a)	686	116,215
Magellan Health, Inc. (a)	1,274	68,452
Maiden Holdings Ltd.	2,822	35,811
MainSource Financial Group, Inc.	1,157	28,867
Malibu Boats, Inc. Class A (a)	1,044	15,556
Manhattan Associates, Inc. (a)	2,531	145,836
The Manitowoc Co., Inc.	6,139	29,406
Manitowoc Foodservice, Inc. (a)	4,461	72,357
Manning & Napier, Inc.	694	4,920
MannKind Corp. (a)	12,756	7,909
Manpower, Inc.	2,518	181,951
ManTech International Corp. Class A	1,310	49,374
Marathon Oil Corp.	29,964	473,731
Marathon Petroleum Corp.	18,759	761,428
Marchex, Inc. Class B (a)	1,799	4,983
Marcus & Millichap, Inc. (a)	768	20,083
The Marcus Corp.	941	23,563
Marine Products Corp.	559	5,014
MarineMax, Inc. (a)	1,217	25,496
Markel Corp. (a)	488	453,240
MarketAxess Holdings, Inc.	1,294	214,273
Marlin Business Services Corp.	332	6,434
Marriott International, Inc. Class A	11,501	774,362
Marriott Vacations Worldwide Corp.	1,144	83,878
Marsh & McLennan Cos., Inc.	8,350	561,537
Marten Transport Ltd.	1,143	24,003
Martin Marietta Materials, Inc.	2,244	401,923
Masco Corp.	11,969	410,656
Masimo Corp. (a)	2,043	121,538
Mastec, Inc. (a)	3,359	99,897
MasterCard, Inc.	15,571	1,584,661
Matador Resources Co. (a)	4,209	102,447
Match Group, Inc. (a)	1,047	18,626
Materion Corp.	953	29,267
Matrix Service Co. (a)	1,321	24,782
Matson, Inc.	2,226	88,773
Mattel, Inc.	12,054	364,995
Matthews International Corp. Class A	1,611	97,884
Maxim Integrated Products, Inc.	9,989	398,861
MAXIMUS, Inc.	3,191	180,483
MaxLinear, Inc. Class A (a)	2,678	54,283
Maxwell Technologies, Inc. (a)	1,229	6,342
MB Financial, Inc.	3,802	144,628
MBIA, Inc. (a)	6,958	54,203
MBT Financial Corp.	696	6,299
MCBC Holdings, Inc.	439	5,005
McCormick & Co., Inc.	4,087	408,373
McDonald’s Corp.	14,200	1,638,112
McGrath RentCorp	1,133	35,927
McKesson Corp.	3,600	600,300

	Number of Shares	Value
MDU Resources Group, Inc.	6,853	$174,340
Mead Johnson Nutrition Co.	6,605	521,861
Medgenics, Inc. (a)	1,046	5,826
Media General, Inc. (a)	5,421	99,909
Medical Properties Trust, Inc.	25,889	382,381
The Medicines Co. (a)	3,391	127,976
MediciNova, Inc. (a)	1,825	13,669
Medidata Solutions, Inc. (a)	2,758	153,786
Medifast, Inc.	539	20,369
Medley Management, Inc. Class A	421	3,541
MEDNAX, Inc. (a)	3,234	214,252
Medpace Holdings, Inc. (a)	409	12,213
MeetMe, Inc. (a)	2,433	15,085
Mentor Graphics Corp.	5,335	141,057
Mercantile Bank Corp.	811	21,775
Merchants Bancshares, Inc.	225	7,288
Merck & Co., Inc.	44,770	2,794,096
Mercury Computer Systems, Inc. (a)	2,096	51,499
Mercury General Corp.	962	52,766
Meredith Corp.	1,882	97,845
Meridian Bancorp, Inc.	2,385	37,134
Meridian Bioscience, Inc.	2,002	38,619
Merit Medical Systems, Inc. (a)	2,274	55,235
Meritage Home Corp. (a)	1,970	68,359
Meritor, Inc. (a)	3,960	44,075
Merrimack Pharmaceuticals, Inc. (a)	5,862	37,224
Mesa Laboratories, Inc.	162	18,526
Meta Financial Group, Inc.	408	24,729
Metaldyne Performance Group, Inc.	584	9,256
Methode Electronics, Inc.	1,896	66,303
MetLife, Inc.	14,902	662,096
Mettler-Toledo International, Inc. (a)	927	389,182
MFA Financial, Inc.	13,060	97,689
MGE Energy, Inc.	1,721	97,254
MGIC Investment Corp. (a)	17,071	136,568
MGM Resorts International (a)	16,754	436,107
MGP Ingredients, Inc.	620	25,122
The Michaels Cos., Inc. (a)	3,282	79,326
Microchip Technology, Inc.	7,429	461,638
Micron Technology, Inc. (a)	36,620	651,104
Microsemi Corp. (a)	5,723	240,252
Microsoft Corp.	122,403	7,050,413
MicroStrategy, Inc. Class A (a)	484	81,041
Mid-America Apartment Communities, Inc.	7,147	671,747
Middleburg Financial Corp.	184	5,204
The Middleby Corp. (a)	2,000	247,240
Middlesex Water Co.	917	32,315
Midland States Bancorp, Inc.	202	5,119
MidWestOne Financial Group, Inc.	326	9,901
Milacron Holdings Corp. (a)	886	14,141
Miller Industries, Inc.	428	9,754
MiMedx Group, Inc. (a)	4,911	42,136

The accompanying notes are an integral part of the financial statements.

66

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MINDBODY, Inc. Class A (a)	815	$16,023
Minerals Technologies, Inc.	1,736	122,718
Minerva Neurosciences, Inc. (a)	1,101	15,541
Mirati Therapeutics, Inc. (a)	800	5,288
Mistras Group, Inc. (a)	878	20,607
Mitek Systems, Inc. (a)	1,750	14,508
MKS Instruments, Inc.	2,680	133,276
Mobile Mini, Inc.	2,297	69,369
MobileIron, Inc. (a)	1,901	5,228
Model N, Inc. (a)	876	9,732
Modine Manufacturing Co. (a)	2,285	27,100
Moelis & Co.Class A	923	24,819
Mohawk Industries, Inc. (a)	2,178	436,341
Molina Healthcare, Inc. (a)	2,169	126,496
Molson Coors Brewing Co. Class B	6,076	667,145
Momenta Pharmaceuticals, Inc. (a)	3,112	36,379
Monarch Casino & Resort, Inc. (a)	421	10,597
Mondelez International, Inc. Class A	23,945	1,051,185
MoneyGram International, Inc. (a)	1,860	13,206
Monmouth Real Estate Investment Corp. Class A	6,818	97,293
Monogram Residential Trust, Inc.	18,322	194,946
Monolithic Power Systems, Inc.	1,914	154,077
Monotype Imaging Holdings, Inc.	1,958	43,291
Monro Muffler Brake, Inc.	1,599	97,811
Monsanto Co.	6,989	714,276
Monster Beverage Corp. (a)	2,230	327,386
Monster Worldwide, Inc. (a)	4,851	17,512
Moody’s Corp.	6,058	655,960
Moog, Inc. Class A (a)	1,625	96,752
Morgan Stanley	22,868	733,148
Morningstar, Inc.	631	50,019
The Mosaic Co.	12,368	302,521
Motorcar Parts of America, Inc. (a)	895	25,758
Motorola Solutions, Inc.	6,256	477,208
Movado Group, Inc.	828	17,785
MRC Global, Inc. (a)	4,846	79,620
MSA Safety, Inc.	1,584	91,935
MSC Industrial Direct Co., Inc. Class A	1,672	122,742
MSCI, Inc.	3,215	269,867
MSG Networks, Inc. Class A (a)	3,123	58,119
MTGE Investment Corp.	2,196	37,749
MTS Systems Corp.	806	37,100
Mueller Industries, Inc.	2,928	94,926
Mueller Water Products, Inc. Class A	7,889	99,007
Multi-Color Corp.	655	43,230
Murphy Oil Corp.	5,763	175,195
Murphy USA, Inc. (a)	1,307	93,268
MutualFirst Financial, Inc.	213	5,906
Myers Industries, Inc.	1,225	15,913
MyoKardia, Inc. (a)	443	7,239
MYR Group, Inc. (a)	757	22,786

	Number of Shares	Value
Myriad Genetics, Inc. (a)	3,466	$71,330
NACCO Industries, Inc. Class A	225	15,291
Nanometrics, Inc. (a)	1,157	25,847
NanoString Technologies, Inc. (a)	839	16,763
NantHealth, Inc. (a)	332	4,366
NantKwest, Inc. (a)	652	5,073
Nasdaq, Inc.	3,959	267,391
Natera, Inc. (a)	1,506	16,732
Nathan’s Famous, Inc. (a)	122	6,410
National Bank Holdings Corp. Class A	1,167	27,273
National Bankshares, Inc.	375	13,793
National Beverage Corp. (a)	566	24,932
National CineMedia, Inc.	3,287	48,385
National Commerce Corp. (a)	331	8,957
National Fuel Gas Co.	2,602	140,690
National General Holdings Corp.	2,562	56,979
National Health Investors, Inc.	3,936	308,897
National Healthcare Corp.	532	35,107
National Instruments Corp.	3,651	103,688
National Interstate Corp.	460	14,964
National Oilwell Varco, Inc.	13,351	490,516
National Presto Industries, Inc.	248	21,772
National Research Corp. Class A	324	5,278
National Retail Properties, Inc.	13,598	691,458
National Storage Affiliates Trust	1,696	35,514
National Western Life Group, Inc. Class A	113	23,207
Nationstar Mortgage Holdings, Inc. (a)	1,605	23,770
Natural Gas Services Group, Inc. (a)	699	17,188
Natural Grocers by Vitamin Cottage, Inc. (a)	456	5,089
Natural Health Trends Corp.	461	13,028
Nature’s Sunshine Products, Inc.	336	5,376
Natus Medical, Inc. (a)	1,689	66,361
Nautilus, Inc. (a)	1,476	33,535
Navient Corp.	11,619	168,127
Navigant Consulting, Inc. (a)	2,531	51,177
The Navigators Group, Inc.	595	57,667
Navios Maritime Acquisition Corp.	6,207	8,379
Navistar International Corp. (a)	2,380	54,478
NBT Bancorp, Inc.	2,148	70,605
NCI Building Systems, Inc. (a)	1,425	20,791
NCI, Inc. Class A	446	5,160
NCR Corp. (a)	4,362	140,413
Neenah Paper, Inc.	856	67,633
Neff Corp. Class A (a)	528	5,016
Nektar Therapeutics (a)	6,518	111,979
Nelnet, Inc. Class A	982	39,643
Neogen Corp. (a)	1,842	103,041
NeoGenomics, Inc. (a)	2,697	22,169
NeoPhotonics Corp. (a)	1,514	24,739
Neos Therapeutics, Inc. (a)	662	4,356
NetApp, Inc.	10,247	367,048

The accompanying notes are an integral part of the financial statements.

67

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Netflix, Inc. (a)	6,532	$643,729
NETGEAR, Inc. (a)	1,640	99,204
NetScout Systems, Inc. (a)	4,506	131,800
NetSuite, Inc. (a)	1,405	155,519
Neurocrine Biosciences, Inc. (a)	3,035	153,692
NeuStar, Inc. Class A (a)	2,786	74,080
Nevro Corp. (a)	1,202	125,477
The New Home Co., Inc. (a)	499	5,324
New Jersey Resources Corp.	4,375	143,762
New Media Investment Group, Inc.	1,861	28,845
New Relic, Inc. (a)	1,057	40,504
New Residential Investment Corp.	12,164	167,985
New Senior Investment Group, Inc.	8,266	95,390
New York Community Bancorp, Inc.	16,761	238,509
New York Mortgage Trust, Inc.	5,287	31,828
New York REIT, Inc.	18,111	165,716
The New York Times Co. Class A	6,307	75,369
Newell Brands, Inc.	16,734	881,212
Newfield Exploration Co. (a)	7,014	304,828
NewLink Genetics Corp. (a)	1,181	17,739
NewMarket Corp.	260	111,623
Newmont Mining Corp.	18,936	743,995
Newpark Resources, Inc. (a)	4,055	29,845
News Corp. Class A	13,412	187,500
News Corp. Class B	4,287	60,961
NewStar Financial, Inc. (a)	1,472	14,293
NexPoint Residential Trust, Inc.	954	18,756
Nexstar Broadcasting Group, Inc. Class A	1,515	87,431
NextEra Energy, Inc.	7,382	902,966
NIC, Inc.	3,277	77,009
Nicolet Bankshares, Inc. (a)	432	16,567
NII Holdings, Inc. (a)	2,114	7,040
Nike, Inc. Class B	21,400	1,126,710
Nimble Storage, Inc. (a)	3,132	27,656
NiSource, Inc.	11,372	274,179
NL Industries, Inc. (a)	744	2,924
NMI Holdings, Inc. Class A (a)	2,594	19,766
NN, Inc.	1,314	23,981
Noble Energy, Inc.	15,027	537,065
Noodles & Co. (a)	687	3,270
Nordson Corp.	2,014	200,655
Nordstrom, Inc.	4,353	225,834
Norfolk Southern Corp.	4,728	458,900
Northern Oil and Gas, Inc. (a)	1,842	4,937
Northern Trust Corp.	7,330	498,367
Northfield Bancorp, Inc.	2,113	34,019
Northrim BanCorp, Inc.	264	6,798
Northrop Grumman Corp.	2,664	569,963
NorthStar Asset Management Group, Inc.	6,513	84,213
NorthStar Realty Europe Corp.	2,872	31,448
NorthStar Realty Finance Corp.	6,337	83,458

	Number of Shares	Value
Northwest Bancshares, Inc.	4,630	$72,737
Northwest Natural Gas Co.	1,407	84,575
NorthWestern Corp.	2,384	137,152
Novavax, Inc. (a)	12,985	27,009
NOW, Inc. (a)	5,398	115,679
NRG Energy, Inc.	11,120	124,655
NRG Yield, Inc. Class A	1,661	27,108
NRG Yield, Inc. Class C	3,303	56,019
Nu Skin Enterprises, Inc. Class A	1,942	125,803
Nuance Communications, Inc. (a)	7,886	114,347
Nucor Corp.	11,395	563,483
Numerex Corp. Class A (a)	653	5,080
Nutraceutical International Corp. (a)	477	14,901
Nutrisystem, Inc.	1,404	41,685
NuVasive, Inc. (a)	2,438	162,517
NV5 Global, Inc. (a)	443	14,313
NVE Corp.	274	16,150
NVIDIA Corp.	18,087	1,239,321
NVR, Inc. (a)	123	201,704
NxStage Medical, Inc. (a)	3,267	81,642
O’Reilly Automotive, Inc. (a)	3,361	941,450
Oasis Petroleum, Inc. (a)	9,036	103,643
Occidental Petroleum Corp.	12,218	890,937
Oceaneering International, Inc.	3,454	95,020
OceanFirst Financial Corp.	1,074	20,685
Oclaro, Inc. (a)	5,611	47,974
Ocular Therapeutix, Inc. (a)	746	5,125
Ocwen Financial Corp. (a)	5,367	19,697
Office Depot, Inc.	28,005	99,978
OGE Energy Corp.	7,032	222,352
Oil States International, Inc. (a)	2,514	79,367
Oil-Dri Corp. of America	190	7,152
Old Dominion Freight Line, Inc. (a)	2,383	163,498
Old Line Bancshares, Inc.	330	6,511
Old National Bancorp	6,933	97,478
Old Republic International Corp.	8,534	150,369
Old Second Bancorp, Inc.	1,123	9,332
Olin Corp.	8,303	170,378
Ollie’s Bargain Outlet Holdings, Inc. (a)	993	26,027
Olympic Steel, Inc.	361	7,978
Omega Flex, Inc.	134	5,167
Omega Healthcare Investors, Inc.	16,521	585,669
Omega Protein Corp. (a)	1,067	24,936
Omeros Corp. (a)	2,019	22,532
Omnicell, Inc. (a)	1,833	70,204
Omnicom Group, Inc.	8,432	716,720
OMNOVA Solutions, Inc. (a)	2,265	19,117
On Assignment, Inc. (a)	2,572	93,338
On Deck Capital, Inc. (a)	2,729	15,555
ON Semiconductor Corp. (a)	14,556	179,330
OncoMed Pharmaceuticals, Inc. (a)	835	9,544
ONE Gas, Inc.	2,598	160,660

The accompanying notes are an integral part of the financial statements.

68

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
One Liberty Properties, Inc.	714	$17,250
OneMain Holdings, Inc. (a)	1,869	57,846
ONEOK, Inc.	7,390	379,772
Ophthotech Corp. (a)	1,552	71,594
OPKO Health, Inc. (a)	11,358	120,281
Oppenheimer Holdings, Inc. Class A	384	5,487
Opus Bank	830	29,357
Oracle Corp.	47,790	1,877,191
OraSure Technologies, Inc. (a)	2,731	21,766
ORBCOMM, Inc. (a)	3,113	31,908
Orbital ATK, Inc.	2,060	157,034
Orchid Island Capital, Inc.	1,209	12,598
Orchids Paper Products Co.	536	14,595
Organovo Holdings, Inc. (a)	4,634	17,563
Orion Marine Group, Inc. (a)	1,798	12,316
Oritani Financial Corp.	1,904	29,931
Ormat Technologies, Inc.	1,947	94,254
Orrstown Financial Services, Inc.	291	5,747
Oshkosh Corp.	2,570	143,920
OSI Systems, Inc. (a)	843	55,115
Osiris Therapeutics, Inc.	992	4,920
Otonomy, Inc. (a)	1,218	22,155
Otter Tail Corp.	1,855	64,164
Outfront Media, Inc.	4,875	115,294
OvaScience, Inc. (a)	1,874	13,418
Overseas Shipholding Group, Inc. Class A	1,970	20,823
Overstock.com, Inc. (a)	526	8,058
Owens & Minor, Inc.	3,123	108,462
Owens Corning, Inc.	4,049	216,176
Owens Realty Mortgage, Inc.	394	6,824
Owens-Illinois, Inc. (a)	5,693	104,694
Oxford Industries, Inc.	724	49,015
P.H. Glatfelter Co.	2,095	45,420
Paccar, Inc.	12,107	711,649
Pacific Biosciences of California, Inc. (a)	3,863	34,612
Pacific Continental Corp.	1,055	17,745
Pacific Ethanol, Inc. (a)	1,137	7,857
Pacific Mercantile Bancorp (a)	1,341	9,883
Pacific Premier Bancorp, Inc. (a)	1,322	34,980
Pacira Pharmaceuticals, Inc. (a)	1,897	64,915
Packaging Corporation of America	3,300	268,158
PacWest Bancorp	4,189	179,750
Palo Alto Networks, Inc. (a)	3,072	489,462
PAM Transportation Services, Inc. (a)	190	3,804
Pandora Media, Inc. (a)	7,771	111,358
Panera Bread Co. Class A (a)	789	153,634
Panhandle Oil and Gas, Inc. Class A	897	15,724
Papa John’s International, Inc.	1,368	107,867
Par Pacific Holdings, Inc. (a)	1,594	20,850
Paramount Group, Inc.	15,059	246,817
Paratek Pharmaceuticals, Inc. (a)	1,095	14,246

	Number of Shares	Value
PAREXEL International Corp. (a)	2,623	$182,167
Park City Group, Inc. (a)	507	5,983
Park Electrochemical Corp.	1,049	18,221
Park National Corp.	700	67,200
Park Sterling Corp.	2,654	21,550
Park-Ohio Holdings Corp.	469	17,095
Parker Drilling Co. (a)	7,215	15,657
Parker Hannifin Corp.	4,769	598,653
Parkway Properties, Inc.	8,803	149,739
Parsley Energy, Inc. Class A (a)	5,733	192,113
Party City Holdco, Inc. (a)	1,364	23,352
Patrick Industries, Inc. (a)	693	42,911
Patriot National, Inc. (a)	544	4,901
Pattern Energy Group, Inc.	3,348	75,297
Patterson Cos., Inc.	2,960	135,982
Patterson-UTI Energy, Inc.	5,094	113,953
Paychex, Inc.	11,490	664,926
Paycom Software, Inc. (a)	2,213	110,938
Paylocity Holding Corp. (a)	1,038	46,149
PayPal Holdings, Inc. (a)	18,129	742,745
PBF Energy, Inc. Class A	3,452	78,153
PC Connection, Inc.	650	17,173
PDC Energy, Inc. (a)	2,808	188,304
PDF Solutions, Inc. (a)	1,349	24,511
PDL BioPharma, Inc.	8,008	26,827
pdvWireless, Inc. (a)	597	13,671
Peapack Gladstone Financial Corp.	857	19,205
Pebblebrook Hotel Trust	7,804	207,586
Pegasystems, Inc.	1,745	51,460
Penn National Gaming, Inc. (a)	3,931	53,344
Penns Woods Bancorp, Inc.	179	7,958
Pennsylvania Real Estate Investment Trust	7,363	169,570
PennyMac Financial Services, Inc. Class A (a)	828	14,084
PennyMac Mortgage Investment Trust	3,606	56,181
Penske Auto Group, Inc.	1,356	65,332
Penumbra, Inc. (a)	1,289	97,951
People’s United Financial, Inc.	10,915	172,675
People’s Utah Bancorp	514	10,460
Peoples Bancorp, Inc.	840	20,656
Peoples Financial Services Corp.	308	12,554
PepsiCo, Inc.	23,338	2,538,474
Perficient, Inc. (a)	1,706	34,376
Performance Food Group Co. (a)	1,805	44,764
PerkinElmer, Inc.	3,834	215,126
Perry Ellis International, Inc. (a)	754	14,537
PetMed Express, Inc.	1,034	20,970
Pfenex, Inc. (a)	712	6,372
Pfizer, Inc.	97,106	3,288,980
PFSweb, Inc. (a)	571	5,099
PG&E Corp.	7,954	486,546
PGT, Inc. (a)	2,336	24,925

The accompanying notes are an integral part of the financial statements.

69

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PharmAthene, Inc. (a)	2,428	$7,041
PharMerica Corp. (a)	1,415	39,719
PHH Corp. (a)	2,539	36,689
PHI, Inc. (a)	733	13,319
Phibro Animal Health Corp. Class A	921	25,033
Philip Morris International, Inc.	25,039	2,434,292
Phillips 66	7,221	581,652
Photronics, Inc. (a)	3,143	32,404
Physicians Realty Trust	14,551	313,429
Pico Holdings, Inc. (a)	1,297	15,292
Piedmont Natural Gas Co., Inc.	2,836	170,273
Piedmont Office Realty Trust, Inc. Class A	13,576	295,550
Pier 1 Imports, Inc.	4,371	18,533
Pilgrim’s Pride Corp.	2,090	44,141
Pinnacle Entertainment, Inc. (a)	2,617	32,294
Pinnacle Financial Partners, Inc.	2,178	117,786
Pinnacle Foods, Inc.	4,080	204,694
Pinnacle West Capital Corp.	3,916	297,577
Pioneer Energy Services Corp. (a)	3,912	15,804
Pioneer Natural Resources Co.	2,602	483,061
Piper Jaffray Cos., Inc. (a)	692	33,424
Pitney Bowes, Inc.	6,664	121,018
PJT Partners, Inc. Class A	895	24,407
Planet Fitness, Inc. Class A (a)	873	17,521
Planet Payment, Inc. (a)	1,661	6,162
Plantronics, Inc.	1,696	88,124
Platform Specialty Products Corp. (a)	6,900	55,959
Plexus Corp. (a)	1,717	80,321
Plug Power, Inc. (a)	10,120	17,305
Ply Gem Holdings, Inc. (a)	1,235	16,500
PNC Financial Services Group, Inc.	8,000	720,720
PNM Resources, Inc.	4,094	133,956
Polaris Industries, Inc.	2,126	164,637
PolyOne Corp.	4,205	142,171
Pool Corp.	1,426	134,786
Popeyes Louisiana Kitchen, Inc. (a)	1,132	60,154
Portland General Electric Co.	4,455	189,738
Portola Pharmaceuticals, Inc. (a)	2,367	53,755
Post Holdings, Inc. (a)	2,265	174,790
Post Properties, Inc.	4,972	328,798
Potbelly Corp. (a)	1,326	16,482
Potlatch Corp.	2,081	80,930
Powell Industries, Inc.	468	18,743
Power Integrations, Inc.	1,396	87,990
Power Solutions International, Inc. (a)	290	2,973
PPG Industries, Inc.	4,246	438,867
PPL Corp.	23,997	829,576
PRA Group, Inc. (a)	2,369	81,825
PRA Health Sciences, Inc. (a)	1,155	65,269
Praxair, Inc.	4,572	552,435
Preferred Apartment Communities, Inc. Class A	1,239	16,739

	Number of Shares	Value
Preferred Bank	621	$22,201
Preformed Line Products Co.	116	4,892
Premier Financial Bancorp, Inc.	329	5,639
Premier, Inc. Class A (a)	1,615	52,229
Press Ganey Holdings, Inc. (a)	1,052	42,501
Prestige Brands Holdings, Inc. (a)	2,684	129,557
The Priceline Group, Inc. (a)	792	1,165,420
PriceSmart, Inc.	1,026	85,938
Primerica, Inc.	2,351	124,674
Primo Water Corp. (a)	1,239	15,029
Primoris Services Corp.	1,968	40,541
Principal Financial Group, Inc.	9,565	492,693
PrivateBancorp, Inc.	3,929	180,420
ProAssurance Corp.	1,855	97,350
The Procter & Gamble Co.	43,059	3,864,545
Progenics Pharmaceuticals, Inc. (a)	3,557	22,516
Progress Software Corp. (a)	2,581	70,203
The Progressive Corp.	20,737	653,215
Prologis, Inc.	49,234	2,635,988
Proofpoint, Inc. (a)	2,046	153,143
PROS Holdings, Inc. (a)	1,223	27,652
Prosperity Bancshares, Inc.	3,352	183,991
Protagonist Therapeutics, Inc. (a)	381	8,051
Proteostasis Therapeutics, Inc. (a)	385	6,002
Proto Labs, Inc. (a)	1,270	76,086
The Providence Service Corp. (a)	618	30,053
Provident Financial Holdings, Inc.	260	5,086
Provident Financial Services, Inc.	3,256	69,125
Prudential Financial, Inc.	7,079	578,000
PS Business Parks, Inc.	2,171	246,560
PTC Therapeutics, Inc. (a)	1,770	24,798
PTC, Inc. (a)	4,025	178,348
Public Service Enterprise Group, Inc.	17,890	749,054
Public Storage	10,843	2,419,507
PulteGroup, Inc.	12,166	243,807
Puma Biotechnology, Inc. (a)	1,261	84,550
Pure Storage, Inc. Class A (a)	3,292	44,607
PVH Corp.	2,850	314,925
Pzena Investment Management, Inc. Class A	630	4,851
Q2 Holdings, Inc. (a)	1,229	35,223
QAD, Inc. Class A	371	8,303
QCR Holdings, Inc.	630	19,996
QEP Resources, Inc.	8,434	164,716
Qorvo, Inc. (a)	4,515	251,666
QTS Realty Trust, Inc. Class A	4,973	262,823
Quad/Graphics, Inc.	1,393	37,221
Quaker Chemical Corp.	668	70,761
QUALCOMM, Inc.	23,546	1,612,901
Quality Systems, Inc.	2,449	27,723
Qualys, Inc. (a)	1,310	50,029
Quanex Building Products Corp.	1,635	28,220
Quanta Services, Inc. (a)	5,088	142,413

The accompanying notes are an integral part of the financial statements.

70

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quest Diagnostics, Inc.	5,004	$423,489
Quidel Corp. (a)	1,298	28,673
QuinStreet, Inc. (a)	1,567	4,732
Quintiles Transnational Holdings, Inc. (a)	2,914	236,209
Quorum Health Corp. (a)	1,172	7,348
Quotient Technology, Inc. (a)	3,091	41,141
Rackspace Hosting, Inc. (a)	3,789	120,073
Radian Group, Inc.	10,777	146,028
Radiant Logistics, Inc. (a)	1,946	5,527
Radio One, Inc. Class D (a)	1,582	4,793
RadiSys Corp. (a)	1,403	7,499
Radius Health, Inc. (a)	1,602	86,652
RadNet, Inc. (a)	2,148	15,895
RAIT Financial Trust	5,085	17,187
Ralph Lauren Corp.	2,016	203,898
Rambus, Inc. (a)	5,598	69,975
Ramco-Gershenson Properties Trust	8,555	160,321
Range Resources Corp.	7,221	279,814
Rapid7, Inc. (a)	1,071	18,903
Raptor Pharmaceutical Corp. (a)	4,107	36,840
Raven Industries, Inc.	1,748	40,256
Raymond James Financial, Inc.	4,464	259,849
Rayonier Advanced Materials, Inc.	2,103	28,117
Rayonier, Inc.	4,333	114,998
Raytheon Co.	4,756	647,434
RBC Bearings, Inc. (a)	1,165	89,099
RE/MAX Holdings, Inc. Class A	860	37,651
Reading International, Inc. Series A (a)	657	8,771
Real Industry, Inc. (a)	1,033	6,322
RealNetworks, Inc. (a)	1,142	5,093
Realogy Holdings Corp.	5,105	132,015
RealPage, Inc. (a)	2,792	71,754
Realty Income Corp.	24,328	1,628,273
Reata Pharmaceuticals, Inc. Class A (a)	225	5,931
Red Hat, Inc. (a)	6,491	524,668
Red Lion Hotels Corp. (a)	642	5,354
Red Robin Gourmet Burgers, Inc. (a)	657	29,526
Red Rock Resorts, Inc. Class A	1,443	34,040
Redwood Trust, Inc.	4,018	56,895
Regal Beloit Corp.	1,572	93,518
Regal Entertainment Group Class A	2,856	62,118
Regency Centers Corp.	9,843	762,734
Regeneron Pharmaceuticals, Inc. (a)	1,242	499,309
REGENXBIO, Inc. (a)	1,130	15,831
Regional Management Corp. (a)	645	13,964
Regions Financial Corp.	45,681	450,871
Regis Corp. (a)	1,866	23,418
Regulus Therapeutics, Inc. (a)	1,524	5,029
Reinsurance Group of America, Inc.	2,256	243,513
Reis, Inc.	341	6,977
Reliance Steel & Aluminum Co.	2,454	176,762

	Number of Shares	Value
Renasant Corp.	2,182	$73,381
Renewable Energy Group, Inc. (a)	2,112	17,889
Rent-A-Center, Inc.	2,491	31,486
Repligen Corp. (a)	1,619	48,878
Republic Bancorp, Inc. Class A	539	16,752
Republic First Bancorp, Inc. (a)	1,307	5,372
Republic Services, Inc.	8,331	420,299
ResMed, Inc.	4,919	318,702
Resource Capital Corp.	1,556	19,932
Resources Connection, Inc.	1,743	26,040
Restoration Hardware Holdings, Inc. (a)	1,856	64,180
Retail Opportunity Investments Corp.	11,674	256,361
Retail Properties of America, Inc. Class A	22,149	372,103
RetailMeNot, Inc. (a)	1,958	19,365
Retrophin, Inc. (a)	1,735	38,829
Revance Therapeutics, Inc. (a)	1,086	17,604
Revlon, Inc. Class A (a)	599	22,031
REX American Resources Corp. (a)	285	24,157
Rexford Industrial Realty, Inc.	7,126	163,114
Rexnord Corp. (a)	4,208	90,093
Reynolds American, Inc.	13,231	623,842
Rice Energy, Inc. (a)	4,204	109,766
Rigel Pharmaceuticals, Inc. (a)	5,105	18,735
Rightside Group Ltd. (a)	606	5,515
RigNet, Inc. (a)	499	7,545
Ring Energy, Inc. (a)	1,902	20,827
RingCentral, Inc. Class A (a)	3,034	71,784
Rite Aid Corp. (a)	36,334	279,408
RLI Corp.	1,895	129,542
RLJ Lodging Trust	13,427	282,370
The RMR Group, Inc. Class A	401	15,214
Roadrunner Transportation Systems, Inc. (a)	1,204	9,608
Robert Half International, Inc.	4,500	170,370
Rockwell Automation, Inc.	4,647	568,514
Rockwell Collins, Inc.	4,600	387,964
Rockwell Medical, Inc. (a)	2,624	17,581
Rofin-Sinar Technologies, Inc. (a)	1,465	47,144
Rogers Corp. (a)	868	53,017
Rollins, Inc.	3,386	99,142
Roper Technologies, Inc.	3,562	649,958
Rosetta Stone, Inc. (a)	756	6,411
Ross Stores, Inc.	14,007	900,650
Royal Gold, Inc.	2,296	177,779
RPC, Inc. (a)	2,057	34,558
RPM International, Inc.	4,604	247,327
RPX Corp. (a)	2,432	25,998
RR Donnelley & Sons Co.	7,356	115,636
RSP Permian, Inc. (a)	3,938	152,716
RTI Surgical, Inc. (a)	2,231	6,983
The Rubicon Project, Inc. (a)	2,056	17,024
Ruby Tuesday, Inc. (a)	2,326	5,815

The accompanying notes are an integral part of the financial statements.

71

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rudolph Technologies, Inc. (a)	1,466	$26,007
Rush Enterprises, Inc. Class A (a)	1,424	34,860
Rush Enterprises, Inc. Class B (a)	250	6,078
Ruth’s Hospitality Group, Inc.	1,594	22,507
Ryder System, Inc.	1,889	124,580
Ryerson Holding Corp. (a)	498	5,622
Ryman Hospitality Properties, Inc.	5,018	241,667
S&P Global, Inc.	4,220	534,083
S&T Bancorp, Inc.	1,866	54,095
Sabra Health Care REIT, Inc.	7,101	178,803
Sabre Corp.	7,315	206,137
Safeguard Scientifics, Inc. (a)	1,167	15,124
Safety Insurance Group, Inc.	697	46,852
Saga Communications, Inc. Class A	142	6,438
Sage Therapeutics, Inc. (a)	1,511	69,582
Saia, Inc. (a)	1,214	36,371
Salem Media Group, Inc.	833	4,898
Salesforce.com, Inc. (a)	10,250	731,132
Sally Beauty Holdings, Inc. (a)	5,164	132,612
Sanchez Energy Corp. (a)	2,796	24,717
Sanderson Farms, Inc.	1,012	97,486
Sandy Spring Bancorp, Inc.	1,245	38,072
Sangamo Biosciences, Inc. (a)	3,758	17,400
Sanmina Corp. (a)	3,712	105,681
Santander Consumer USA Holdings, Inc. (a)	3,724	45,284
Sarepta Therapeutics, Inc. (a)	2,148	131,909
Saul Centers, Inc.	1,278	85,115
SBA Communications Corp. Class A (a)	4,474	501,804
SCANA Corp.	4,605	333,264
ScanSource, Inc. (a)	1,210	44,165
Schnitzer Steel Industries, Inc. Class A	1,289	26,940
Scholastic Corp.	1,421	55,931
Schweitzer-Mauduit International, Inc.	1,585	61,118
SciClone Pharmaceuticals, Inc. (a)	2,448	25,092
Science Applications International Corp.	2,103	145,885
Scientific Games Corp. Class A (a)	2,504	28,220
Scorpio Bulkers, Inc. (a)	2,204	7,626
Scorpio Tankers, Inc.	7,863	36,406
The Scotts Miracle-Gro Co. Class A	1,594	132,732
Scripps Networks Interactive Class A	2,910	184,756
Seaboard Corp. (a)	13	44,720
Seacoast Banking Corp. of Florida (a)	1,473	23,701
SEACOR Holdings, Inc. (a)	801	47,651
Sealed Air Corp.	6,940	317,991
Sears Holdings Corp. (a)	442	5,065
Sears Hometown and Outlet Stores, Inc. (a)	685	3,377
Seattle Genetics, Inc. (a)	3,397	183,472
SeaWorld Entertainment, Inc.	3,205	43,203
Second Sight Medical Products, Inc. (a)	1,114	3,921
SecureWorks Corp. Class A (a)	413	5,167
SEI Investments Co.	4,510	205,701

	Number of Shares	Value
Select Comfort Corp. (a)	2,222	$47,995
Select Income REIT	7,189	193,384
Select Medical Holdings Corp. (a)	5,494	74,169
Selecta Biosciences, Inc. (a)	256	3,648
Selective Insurance Group, Inc.	2,863	114,119
SemGroup Corp. Class A	2,699	95,437
Sempra Energy	8,836	947,131
Semtech Corp. (a)	3,266	90,566
Seneca Foods Corp. Class A (a)	252	7,116
Senior Housing Properties Trust	22,135	502,686
Senseonics Holdings, Inc. (a)	1,250	4,875
Sensient Technologies Corp.	2,214	167,821
Sequential Brands Group, Inc. (a)	2,176	17,408
Seres Therapeutics, Inc. (a)	1,081	13,285
Seritage Growth Properties Class A	2,805	142,157
Service Corp. International	6,625	175,827
ServiceMaster Global Holdings, Inc. (a)	4,787	161,226
Servicenow, Inc. (a)	5,571	440,945
ServiceSource International, Inc. (a)	3,392	16,553
ServisFirst Bancshares, Inc.	1,217	63,174
Shake Shack, Inc. Class A (a)	764	26,488
Shenandoah Telecommunications Co.	2,404	65,413
The Sherwin-Williams Co.	1,287	356,061
Shoe Carnival, Inc.	753	20,075
Shore Bancshares, Inc.	490	5,772
ShoreTel, Inc. (a)	3,273	26,184
Shutterfly, Inc. (a)	1,658	74,013
Shutterstock, Inc. (a)	912	58,094
SI Financial Group, Inc.	435	5,742
Sierra Bancorp	458	8,592
Sigma Designs, Inc. (a)	2,040	15,892
Signature Bank (a)	1,865	220,909
Silgan Holdings, Inc.	1,440	72,850
Silicon Graphics International Corp. (a)	2,087	16,070
Silicon Laboratories, Inc. (a)	2,087	122,716
Silver Bay Realty Trust Corp.	3,562	62,442
Silver Spring Networks, Inc. (a)	1,851	26,247
Silvercrest Asset Management Group, Inc. Class A	415	4,926
Simmons First National Corp. Class A	1,435	71,606
Simon Property Group, Inc.	23,272	4,817,537
Simpson Manufacturing Co., Inc.	2,086	91,680
Sinclair Broadcast Group, Inc. Class A	3,333	96,257
Sirius XM Holdings, Inc. (a)	62,907	262,322
SiteOne Landscape Supply, Inc. (a)	593	21,306
Six Flags Entertainment Corp.	2,527	135,472
SJW Corp.	789	34,464
Skechers U.S.A., Inc. Class A (a)	4,601	105,363
SkyWest, Inc.	2,604	68,772
Skyworks Solutions, Inc.	6,707	510,671
SL Green Realty Corp.	9,405	1,016,680

The accompanying notes are an integral part of the financial statements.

72

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SLM Corp. (a)	15,044	$112,379
SM Energy Co.	3,031	116,936
Smart & Final Stores, Inc. (a)	1,297	16,563
Smith & Wesson Holding Corp. (a)	2,824	75,090
Snap-on, Inc.	2,043	310,454
Snyders-Lance, Inc.	4,026	135,193
Solarcity Corp. (a)	2,309	45,164
Sonic Automotive, Inc. Class A	1,384	26,019
Sonic Corp.	2,250	58,905
Sonoco Products Co.	3,508	185,328
Sonus Networks, Inc. (a)	2,461	19,147
Sorrento Therapeutics, Inc. (a)	985	7,624
Sotheby’s	2,500	95,050
South Jersey Industries, Inc.	4,032	119,146
South State Corp.	1,229	92,224
The Southern Co.	15,058	772,475
Southern Copper Corp.	2,957	77,769
Southern First Bancshares, Inc. (a)	221	6,095
Southern Missouri Bancorp, Inc.	225	5,603
Southern National Bancorp of Virginia, Inc.	430	5,612
Southside Bancshares, Inc.	1,202	38,680
Southwest Airlines Co.	10,234	398,000
Southwest Bancorp, Inc.	979	18,591
Southwest Gas Corp.	2,376	165,987
Southwestern Energy Co. (a)	17,309	239,557
SP Plus Corp. (a)	875	22,374
Spark Energy, Inc. Class A	193	5,622
Spark Therapeutics, Inc. (a)	919	55,195
Spartan Motors, Inc.	1,825	17,484
SpartanNash Co.	1,950	56,394
Sparton Corp. (a)	369	9,690
Spectra Energy Corp.	11,199	478,757
The Spectranetics Corp. (a)	2,052	51,485
Spectrum Brands Holdings, Inc.	868	119,515
Spectrum Pharmaceuticals, Inc. (a)	4,075	19,030
Speedway Motorsports, Inc.	465	8,305
Spire, Inc.	2,245	143,096
Spirit AeroSystems Holdings, Inc. Class A (a)	4,676	208,269
Spirit Airlines, Inc. (a)	2,519	107,133
Spirit Realty Capital, Inc.	43,726	582,868
Splunk, Inc. (a)	4,626	271,454
Spok Holdings, Inc.	1,083	19,299
Sportsman’s Warehouse Holdings, Inc. (a)	1,496	15,738
Sprint Corp. (a)	26,750	177,352
Sprouts Farmers Market, Inc. (a)	4,929	101,784
SPS Commerce, Inc. (a)	796	58,434
SPX Corp. (a)	2,001	40,300
SPX FLOW, Inc. (a)	1,868	57,759
Square, Inc. Class A (a)	1,826	21,291
SS&C Technologies Holdings, Inc	5,940	190,971

	Number of Shares	Value
St. Joe Co. (a)	2,697	$49,571
St. Jude Medical, Inc.	9,837	784,599
Staar Surgical Co. (a)	2,106	19,796
STAG Industrial, Inc.	7,651	187,526
Stage Stores, Inc.	993	5,571
Stamps.com, Inc. (a)	831	78,538
Standard Motor Products, Inc.	1,134	54,160
Standex International Corp.	669	62,130
Stanley Black & Decker, Inc.	5,331	655,606
Staples, Inc.	22,772	194,701
Starbucks Corp.	22,865	1,237,911
Starwood Property Trust, Inc.	8,184	184,304
Starz Class A (a)	2,976	92,821
State Auto Financial Corp. Class A	816	19,429
State Bank Financial Corp.	1,754	40,026
State National Cos., Inc.	1,650	18,348
State Street Corp.	6,315	439,713
Steel Dynamics, Inc.	8,288	207,117
Steelcase, Inc. Class A	4,484	62,283
Stein Mart, Inc.	1,854	11,773
Stemline Therapeutics, Inc. (a)	662	7,169
Stepan Co.	1,013	73,605
Stericycle, Inc. (a)	2,912	233,368
Sterling Bancorp	6,345	111,037
Steven Madden Ltd. (a)	3,153	108,968
Stewart Information Services Corp.	1,101	48,939
Stifel Financial Corp. (a)	3,248	124,886
Stillwater Mining Co. (a)	6,268	83,740
Stock Yards Bancorp, Inc.	1,074	35,399
Stonegate Bank	606	20,453
Stoneridge, Inc. (a)	1,322	24,325
STORE Capital Corp.	14,143	416,794
Straight Path Communications, Inc. Class B (a)	574	14,700
Strattec Security Corp.	133	4,695
Stratus Properties, Inc. (a)	246	6,002
Strayer Education, Inc. (a)	518	24,180
Stryker Corp.	5,388	627,217
Sturm, Ruger & Co., Inc.	892	51,522
Sucampo Pharmaceuticals, Inc. Class A (a)	1,295	15,941
Suffolk Bancorp	598	20,792
Summit Financial Group, Inc.	326	6,246
Summit Hotel Properties, Inc.	9,365	123,243
Summit Materials, Inc. Class A (a)	3,903	72,401
Sun Bancorp, Inc.	420	9,685
Sun Communities, Inc.	5,736	450,161
Sun Hydraulics Corp.	1,133	36,562
SunCoke Energy, Inc.	3,262	26,161
SunPower Corp. (a)	2,117	18,884
Sunrun, Inc. (a)	3,364	21,193
Sunstone Hotel Investors, Inc.	23,506	300,642
SunTrust Banks, Inc.	17,861	782,312

The accompanying notes are an integral part of the financial statements.

73

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Super Micro Computer, Inc. (a)	1,875	$43,819
Superior Energy Services, Inc.	5,303	94,924
Superior Industries International, Inc.	1,202	35,050
Superior Uniform Group, Inc.	318	6,293
Supernus Pharmaceuticals, Inc. (a)	2,262	55,939
SUPERVALU, Inc. (a)	12,774	63,742
Supreme Industries, Inc. Class A	776	14,977
Surgery Partners, Inc. (a)	989	20,016
Surgical Care Affiliates, Inc. (a)	1,387	67,630
SurModics, Inc. (a)	676	20,341
SVB Financial Group (a)	1,828	202,067
Swift Transportation Co. (a)	3,819	81,994
Sykes Enterprises, Inc. (a)	1,837	51,675
Symantec Corp.	21,686	544,319
Synaptics, Inc. (a)	1,759	103,042
Synchronoss Technologies, Inc. (a)	2,103	86,602
Synchrony Financial	29,575	828,100
Syndax Pharmaceuticals, Inc. (a)	362	5,488
Synergy Pharmaceuticals, Inc. (a)	8,714	48,014
Synergy Resources Corp. (a)	9,684	67,110
SYNNEX Corp.	1,461	166,715
Synopsys, Inc. (a)	5,340	316,929
Synovus Financial Corp.	4,394	142,937
Syntel, Inc. (a)	1,551	65,002
Synthetic Biologics, Inc. (a)	2,935	5,048
Synutra International, Inc. (a)	1,299	5,534
Syros Pharmaceuticals, Inc. (a)	233	3,232
Sysco Corp.	8,401	411,733
Systemax, Inc.	654	5,180
T-Mobile US, Inc. (a)	4,565	213,277
T. Rowe Price Group, Inc.	8,660	575,890
T2 Biosystems, Inc. (a)	769	5,568
Tableau Software, Inc. Class A (a)	1,940	107,224
Tactile Systems Technology, Inc. (a)	209	3,908
Tailored Brands, Inc.	2,342	36,769
Take-Two Interactive Software, Inc. (a)	4,145	186,857
Talen Energy Corp. (a)	4,028	55,788
Tandem Diabetes Care, Inc. (a)	732	5,607
Tanger Factory Outlet Centers, Inc.	8,860	345,186
Tangoe, Inc./CT (a)	1,088	8,976
Tanker Investments Ltd. (a)	754	4,414
Targa Resources Corp.	5,514	270,793
Target Corp.	9,457	649,507
Taser International, Inc. (a)	2,679	76,646
Taubman Centers, Inc.	5,571	414,538
Taylor Morrison Home Corp. Class A (a)	1,485	26,136
TCF Financial Corp.	5,543	80,429
TD Ameritrade Holding Corp.	8,784	309,548
Team Health Holdings, Inc. (a)	3,433	111,778
Team, Inc. (a)	1,390	45,467
Tech Data Corp. (a)	1,752	148,412
TechTarget, Inc. (a)	610	4,917

	Number of Shares	Value
Teekay Tankers Ltd. Class A	6,578	$16,642
TEGNA, Inc.	7,689	168,082
Tejon Ranch Co. (a)	752	18,289
Teladoc, Inc. (a)	1,085	19,866
Teledyne Technologies, Inc. (a)	1,704	183,913
Teleflex, Inc.	1,542	259,133
TeleNav, Inc. (a)	1,264	7,243
Telephone & Data Systems, Inc.	3,360	91,325
TeleTech Holdings, Inc.	817	23,685
Teligent, Inc. (a)	2,268	17,237
Tempur Sealy International, Inc. (a)	1,880	106,671
Tenet Healthcare Corp. (a)	2,831	64,150
Tennant Co.	927	60,070
Tenneco, Inc. (a)	2,819	164,263
Teradata Corp. (a)	4,576	141,856
Teradyne, Inc.	7,166	154,642
Terex Corp.	3,734	94,881
TerraForm Global, Inc. Class A	4,810	19,769
TerraForm Power, Inc. Class A	4,200	58,422
TerraVia Holdings, Inc. (a)	3,100	8,525
Terreno Realty Corp.	5,013	137,908
Territorial Bancorp, Inc.	308	8,827
TESARO, Inc. (a)	1,348	135,124
Tesla Motors, Inc. (a)	1,873	382,148
Tesoro Corp.	4,218	335,584
Tessera Technologies, Inc.	2,495	95,908
TETRA Technologies, Inc. (a)	4,440	27,128
Tetra Technologies, Inc.	2,910	103,218
Tetraphase Pharmaceuticals, Inc. (a)	1,425	5,458
Texas Capital Bancshares, Inc. (a)	2,326	127,744
Texas Instruments, Inc.	16,105	1,130,249
Texas Roadhouse, Inc.	3,338	130,282
Textron, Inc.	9,694	385,336
TFS Financial Corp.	2,018	35,941
TG Therapeutics, Inc. (a)	2,081	16,107
TherapeuticsMD, Inc. (a)	7,250	49,372
Thermo Fisher Scientific, Inc.	6,287	1,000,010
Thermon Group Holdings, Inc. (a)	1,551	30,632
Thor Industries, Inc.	1,699	143,905
Tidewater, Inc.	1,857	5,237
Tier REIT, Inc.	5,083	78,482
Tiffany & Co.	3,867	280,860
Tile Shop Holdings, Inc. (a)	1,605	26,563
Tilly’s, Inc. Class A (a)	463	4,348
Time Warner, Inc.	12,605	1,003,484
Time, Inc.	5,271	76,324
The Timken Co.	2,483	87,253
TimkenSteel Corp.	2,083	21,767
Tiptree Financial, Inc. Class A	898	5,334
Titan International, Inc.	2,287	23,144
Titan Machinery, Inc. (a)	684	7,114
Titan Pharmaceuticals, Inc. (a)	810	4,763
TiVo Corp. (a)	5,879	114,523

The accompanying notes are an integral part of the financial statements.

74

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The TJX Cos., Inc.	10,589	$791,845
Tobira Therapeutics, Inc. (a)	505	20,069
Tokai Pharmaceuticals, Inc. (a)	2,239	3,426
Toll Brothers, Inc. (a)	5,456	162,916
Tompkins Financial Corp.	715	54,633
Tootsie Roll Industries, Inc.	831	30,606
TopBuild Corp. (a)	1,990	66,068
Torchmark Corp.	4,197	268,146
The Toro Co.	3,773	176,727
Total System Services, Inc.	5,868	276,676
Tower International, Inc.	1,013	24,413
Towne Bank	2,919	70,144
Townsquare Media, Inc. Class A (a)	533	4,978
TPI Composites, Inc. (a)	301	6,399
Tractor Supply Co.	4,715	317,555
TransDigm Group, Inc. (a)	1,770	511,742
TransEnterix, Inc. (a)	3,401	5,748
TransUnion (a)	1,871	64,549
The Travelers Cos., Inc.	4,674	535,407
TRC Cos., Inc. (a)	733	6,355
Trecora Resources (a)	1,215	13,875
Tredegar Corp.	1,272	23,646
TreeHouse Foods, Inc. (a)	1,935	168,713
Trevena, Inc. (a)	2,467	16,652
Trex Co., Inc. (a)	1,498	87,963
TRI Pointe Group, Inc. (a)	7,467	98,415
Tribune Media Co. Class A	2,740	100,065
Trico Bancshares	1,024	27,412
Trimas Corp. (a)	2,177	40,514
Trimble Navigation Ltd. (a)	8,890	253,898
TriNet Group, Inc. (a)	2,018	43,649
Trinity Industries, Inc.	5,272	127,477
Trinity Place Holdings, Inc. (a)	765	7,482
TripAdvisor, Inc. (a)	4,024	254,236
Tristate Capital Holdings, Inc. (a)	1,177	19,009
Triumph Bancorp, Inc. (a)	865	17,162
Triumph Group, Inc.	2,550	71,094
tronc, Inc.	1,348	22,754
Trovagene, Inc. (a)	1,102	4,948
TrueBlue, Inc. (a)	2,023	45,841
TrueCar, Inc. (a)	2,700	25,488
Trupanion, Inc. (a)	866	14,635
TrustCo Bank Corp NY	4,632	32,841
Trustmark Corp.	3,530	97,287
TTM Technologies, Inc. (a)	3,487	39,926
TubeMogul, Inc. (a)	866	8,114
Tuesday Morning Corp. (a)	2,602	15,560
Tupperware Brands Corp.	1,773	115,901
Turning Point Brands, Inc. (a)	383	4,604
Tutor Perini Corp. (a)	1,826	39,204
Twenty-First Century Fox, Inc. Class A	17,408	421,622
Twenty-First Century Fox, Inc. Class B	7,827	193,640
Twilio, Inc. (a)	409	26,323

	Number of Shares	Value
Twitter, Inc. (a)	22,399	$516,297
Two Harbors Investment Corp.	12,206	104,117
Tyler Technologies, Inc. (a)	1,167	199,825
Tyson Foods, Inc. Class A	10,302	769,250
U.S. Bancorp	26,025	1,116,212
U.S. Physical Therapy, Inc.	575	36,052
Ubiquiti Networks, Inc. (a)	1,246	66,661
UCP, Inc. Class A (a)	575	5,066
UDR, Inc.	25,054	901,693
UFP Technologies, Inc. (a)	253	6,705
UGI Corp.	6,078	274,969
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,091	497,616
The Ultimate Software Group, Inc. (a)	970	198,258
Ultra Clean Holdings, Inc. (a)	1,255	9,300
Ultragenyx Pharmaceutical, Inc. (a)	1,827	129,607
Ultratech, Inc. (a)	1,061	24,488
UMB Financial Corp.	2,263	134,535
UMH Properties, Inc.	955	11,384
Umpqua Holdings Corp.	11,115	167,281
Under Armour, Inc. Class A (a)	6,466	250,105
Under Armour, Inc. Class C (a)	6,541	221,478
Unifi, Inc. (a)	792	23,309
UniFirst Corp.	760	100,214
Union Bankshares Corp.	2,113	56,565
Union Bankshares, Inc.	145	4,939
Union Pacific Corp.	13,519	1,318,508
Unique Fabricating, Inc.	391	4,786
Unisys Corp. (a)	2,517	24,516
Unit Corp. (a)	2,450	45,570
United Bankshares, Inc.	3,349	126,157
United Community Banks, Inc.	3,729	78,384
United Community Financial Corp.	2,532	18,003
United Continental Holdings, Inc. (a)	11,968	627,961
United Financial Bancorp, Inc.	2,548	35,264
United Fire Group, Inc.	1,162	49,176
United Insurance Holdings Corp.	969	16,454
United Natural Foods, Inc. (a)	2,509	100,460
United Parcel Service, Inc. Class B	11,171	1,221,661
United Rentals, Inc. (a)	3,118	244,732
United States Cellular Corp. (a)	492	17,879
United States Lime & Minerals, Inc.	78	5,148
United States Steel Corp.	5,433	102,466
United Technologies Corp.	12,541	1,274,166
United Therapeutics Corp. (a)	1,556	183,732
UnitedHealth Group, Inc.	15,148	2,120,720
Unitil Corp.	689	26,912
Univar, Inc. (a)	2,077	45,382
Universal American Corp.	2,463	18,842
Universal Corp.	1,158	67,419
Universal Display Corp. (a)	2,080	115,461
Universal Electronics, Inc. (a)	742	55,249
Universal Forest Products, Inc.	997	98,195

The accompanying notes are an integral part of the financial statements.

75

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Health Realty Income Trust	1,483	$93,459
Universal Health Services, Inc. Class B	3,024	372,617
Universal Insurance Holdings, Inc.	1,578	39,766
Universal Logistics Holdings, Inc.	371	4,979
Univest Corp. of Pennsylvania	1,240	28,966
Unum Group	8,409	296,922
Urban Edge Properties	9,668	272,058
Urban Outfitters, Inc. (a)	3,153	108,842
Urstadt Biddle Properties, Inc. Class A	3,150	69,993
US Concrete, Inc. (a)	686	31,601
US Ecology, Inc.	1,053	47,217
US Foods Holding Corp. (a)	1,577	37,233
US Silica Holdings, Inc.	3,221	149,970
USA Technologies, Inc. (a)	1,416	7,937
USA Truck, Inc. (a)	459	4,700
USANA Health Sciences, Inc. (a)	251	34,726
USG Corp. (a)	3,076	79,515
USMD Holdings, Inc. (a)	134	3,034
Utah Medical Products, Inc.	132	7,894
Vail Resorts, Inc.	1,271	199,394
Valero Energy Corp.	7,522	398,666
Valhi, Inc.	1,290	2,967
Valley National Bancorp	12,582	122,423
Valmont Industries, Inc.	784	105,503
The Valspar Corp.	2,770	293,814
Vanda Pharmaceuticals, Inc. (a)	1,756	29,220
Vantiv, Inc. Class A (a)	5,473	307,966
Varian Medical Systems, Inc. (a)	3,368	335,217
Varonis Systems, Inc. (a)	589	17,729
VASCO Data Security International, Inc. (a)	1,458	25,675
Vascular Solutions, Inc. (a)	811	39,115
VCA, Inc. (a)	2,745	192,095
Vector Group Ltd.	4,728	101,794
Vectren Corp.	2,934	147,287
Vectrus, Inc. (a)	596	9,077
Veeco Instruments, Inc. (a)	1,906	37,415
Veeva Systems, Inc. Class A (a)	3,391	139,980
Ventas, Inc.	32,528	2,297,453
Vera Bradley, Inc. (a)	1,114	16,877
Veracyte, Inc. (a)	740	5,631
VEREIT, Inc.	90,368	937,116
VeriFone Systems, Inc. (a)	3,863	60,804
Verint Systems, Inc. (a)	3,120	117,406
VeriSign, Inc. (a)	3,353	262,339
Verisk Analytics, Inc. (a)	5,483	445,658
Veritex Holdings, Inc. (a)	325	5,652
Veritiv Corp. (a)	424	21,272
Verizon Communications, Inc.	65,945	3,427,821
Versartis, Inc. (a)	1,463	17,922
Vertex Pharmaceuticals, Inc. (a)	3,939	343,520
VF Corp.	5,446	305,248
Viacom, Inc. Class B	12,186	464,287

	Number of Shares	Value
Viacom, Inc.Class A	385	$16,486
Viad Corp.	974	35,911
ViaSat, Inc. (a)	2,222	165,872
Viavi Solutions, Inc. (a)	11,920	88,089
Vicor Corp. (a)	650	7,540
ViewRay, Inc. (a)	578	2,613
Village Super Market Class A	286	9,155
Vince Holding Corp. (a)	848	4,783
Virgin America, Inc. (a)	928	49,657
VirnetX Holding Corp. (a)	1,903	5,823
Virtu Financial, Inc. Class A	1,306	19,551
Virtus Investment Partners, Inc.	280	27,401
Virtusa Corp. (a)	1,329	32,800
Visa, Inc. Class A	30,793	2,546,581
Vishay Intertechnology, Inc.	6,907	97,320
Vishay Precision Group, Inc. (a)	475	7,614
Vista Outdoor, Inc. (a)	2,141	85,340
Visteon Corp.	1,206	86,422
Vitae Pharmaceuticals, Inc. (a)	1,279	26,757
Vital Therapies, Inc. (a)	917	5,612
Vitamin Shoppe, Inc. (a)	1,158	31,092
Vivint Solar, Inc. (a)	1,672	5,284
VMware, Inc. Class A (a)	1,299	95,282
Vocera Communications, Inc. (a)	1,266	21,395
Vonage Holdings Corp. (a)	9,943	65,723
Vornado Realty Trust	16,076	1,627,052
Voya Financial, Inc.	7,221	208,109
Voyager Therapeutics, Inc. (a)	461	5,537
VSE Corp.	481	16,349
vTv Therapeutics, Inc. Class A (a)	561	4,034
Vulcan Materials Co.	4,732	538,170
VWR Corp. (a)	2,752	78,047
W&T Offshore, Inc. (a)	2,427	4,272
W.R. Berkley Corp.	3,383	195,402
W.R. Grace & Co.	2,488	183,614
W.W. Grainger, Inc.	1,985	446,307
Wabash National Corp. (a)	3,094	44,059
WABCO Holdings, Inc. (a)	1,866	211,847
Wabtec Corp.	3,039	248,134
Waddell & Reed Financial, Inc. Class A	4,069	73,893
WageWorks, Inc. (a)	1,830	111,465
Wal-Mart Stores, Inc.	24,445	1,762,973
Walgreens Boots Alliance, Inc.	13,891	1,119,892
Walker & Dunlop, Inc. (a)	1,328	33,545
The Walt Disney Co.	26,220	2,434,789
Walter Investment Management Corp. (a)	992	4,028
Washington Federal, Inc.	4,545	121,261
Washington Prime Group, Inc.	20,064	248,392
Washington Real Estate Investment Trust	7,930	246,782
Washington Trust Bancorp, Inc.	745	29,964
WashingtonFirst Bankshares, Inc.	317	7,801

The accompanying notes are an integral part of the financial statements.

76

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Waste Management, Inc.	7,101	$452,760
Waters Corp. (a)	2,713	429,983
Waterstone Financial, Inc.	1,308	22,223
Watsco, Inc.	917	129,205
Watts Water Technologies, Inc. Class A	1,416	91,813
Wayfair, Inc. Class A (a)	1,517	59,724
WCI Communities, Inc. (a)	1,065	25,262
WD-40 Co.	727	81,737
Web.com Group, Inc. (a)	2,049	35,386
WebMD Health Corp. (a)	1,890	93,933
Webster Financial Corp.	4,601	174,884
WEC Energy Group, Inc.	11,262	674,369
Weight Watchers International, Inc. (a)	1,569	16,192
Weingarten Realty Investors	10,801	421,023
Weis Markets, Inc.	473	25,069
WellCare Health Plans, Inc. (a)	1,563	183,012
Wells Fargo & Co.	73,845	3,269,857
Welltower, Inc.	33,494	2,504,346
The Wendy’s Co.	7,403	79,952
Werner Enterprises, Inc.	2,144	49,891
WesBanco, Inc.	1,971	64,806
Wesco Aircraft Holdings, Inc. (a)	2,703	36,301
WESCO International, Inc. (a)	1,486	91,374
West Bancorporation, Inc.	881	17,268
West Corp.	2,079	45,904
West Marine, Inc. (a)	723	5,979
West Pharmaceutical Services, Inc.	2,535	188,857
Westamerica Bancorp.	1,299	66,093
Westar Energy, Inc.	4,997	283,580
Western Alliance Bancorp (a)	3,295	123,694
Western Asset Mortgage Capital Corp.	2,070	21,569
Western Digital Corp.	9,980	583,531
Western Refining, Inc.	4,069	107,666
The Western Union Co.	17,389	362,039
Westfield Financial, Inc.	661	5,057
Westlake Chemical Corp.	1,338	71,583
Westmoreland Coal Co. (a)	730	6,468
WestRock Co.	8,849	429,000
Westwood Holdings Group, Inc.	412	21,881
WEX, Inc. (a)	1,362	147,219
Weyco Group, Inc.	259	6,959
Weyerhaeuser Co.	26,223	837,563
WGL Holdings, Inc.	2,556	160,261
Whirlpool Corp.	2,657	430,859
Whitestone REIT	1,373	19,057
The WhiteWave Foods Co. (a)	6,139	334,146
Whiting Petroleum Corp. (a)	7,115	62,185
Whole Foods Market, Inc.	11,260	319,221
Willbros Group, Inc. (a)	2,778	5,223
William Lyon Homes Class A (a)	1,233	22,872
The Williams Cos., Inc.	24,350	748,275
Williams-Sonoma, Inc.	3,121	159,421
Willis Lease Finance Corp. (a)	222	5,277

	Number of Shares	Value
Windstream Holdings, Inc.	4,605	$46,280
Wingstop, Inc.	794	23,264
Winmark Corp.	90	9,497
Winnebago Industries, Inc.	1,278	30,122
Wintrust Financial Corp.	2,580	143,371
WisdomTree Investments, Inc.	5,512	56,718
WMIH Corp. (a)	10,189	23,842
Wolverine World Wide, Inc.	4,889	112,594
Woodward, Inc.	2,624	163,948
Workday, Inc. Class A (a)	4,200	385,098
Workhorse Group, Inc. (a)	535	3,873
Workiva, Inc. (a)	1,145	20,759
World Acceptance Corp. (a)	341	16,723
World Fuel Services Corp.	2,441	112,921
World Wrestling Entertainment, Inc. Class A	1,720	36,636
Worthington Industries, Inc.	2,260	108,548
WP Carey, Inc.	8,842	570,574
WPX Energy, Inc. (a)	11,751	154,996
WSFS Financial Corp.	1,516	55,319
Wyndham Worldwide Corp.	3,890	261,914
Wynn Resorts Ltd.	2,824	275,114
Xactly Corp. (a)	1,262	18,577
Xcel Energy, Inc.	18,107	744,922
Xcerra Corp. (a)	2,912	17,647
Xencor, Inc. (a)	1,546	37,862
Xenia Hotels & Resorts, Inc.	11,537	175,132
Xenith Bankshares, Inc. (a)	2,925	6,757
Xerox Corp.	35,567	360,294
Xilinx, Inc.	8,976	487,756
XO Group, Inc. (a)	1,250	24,162
XPO Logistics, Inc. (a)	4,916	180,270
Xylem, Inc.	6,321	331,536
Yadkin Financial Corp.	2,579	67,802
Yahoo!, Inc. (a)	13,887	598,530
Yelp, Inc. (a)	2,405	100,288
The York Water Co.	662	19,635
YRC Worldwide, Inc. (a)	1,696	20,895
Yum! Brands, Inc.	6,182	561,387
Zafgen, Inc. (a)	1,592	5,270
Zagg, Inc. (a)	1,758	14,240
Zayo Group Holdings, Inc. (a)	5,765	171,278
Zebra Technologies Corp. Class A (a)	1,831	127,456
Zeltiq Aesthetics, Inc. (a)	1,827	71,655
Zendesk, Inc. (a)	4,063	124,775
Zillow Group, Inc. Class A (a)	1,808	62,286
Zillow Group, Inc. Class C (a)	3,620	125,433
Zimmer Biomet Holdings, Inc.	6,592	857,092
Zions Bancorp	7,108	220,490
ZIOPHARM Oncology, Inc. (a)	5,844	32,902
Zix Corp. (a)	2,090	8,569
Zoe’s Kitchen, Inc. (a)	956	21,214
Zoetis, Inc.	16,114	838,089
Zogenix, Inc. (a)	1,419	16,219

The accompanying notes are an integral part of the financial statements.

77

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zumiez, Inc. (a)	998	$17,964
Zynga, Inc. Class A (a)	25,609	74,522

		561,745,312

TOTAL COMMON STOCK (Cost $929,598,602)		938,062,582

PREFERRED STOCK — 0.2%
Germany — 0.2%
Bayerische Motoren Werke AG 4.940%	1,186	87,427
Biotest AG 0.320%	315	4,537
Draegerwerk AG & Co. KGaA 0.310%	106	7,598
Fuchs Petrolub SE 2.040%	1,626	74,227
Henkel AG & Co. KGaA 1.240%	3,680	500,206
Jungheinrich AG 1.380%	654	22,121
Porsche Automobil Holding SE 2.200%	3,006	153,459
Sartorius AG 0.490%	476	39,616
Schaeffler AG 3.670%	2,825	44,690
Sixt SE 4.00%	224	9,635
STO SE & Co. KGaA 4.430%	38	4,737
Villeroy & Boch AG 3.450%	314	5,009
Volkswagen AG 0.140%	3,848	505,524

		1,458,786

Italy — 0.0%
Buzzi Unicem SpA 0.810%	538	6,108
Danieli & C Officine Meccaniche SpA 1.050%	543	7,249

		13,357

TOTAL PREFERRED STOCK (Cost $1,471,248)		1,472,143

TOTAL EQUITIES (Cost $931,069,850)		939,534,725

MUTUAL FUNDS — 0.5%
United Kingdom — 0.0%
F&C Commercial Property Trust Ltd.	30,457	48,596
P2P Global Investments PLC	1,184	12,895
The Picton Property Income Ltd.	31,167	29,091
UK Commercial Property Trust Ltd.	38,256	39,135

		129,717

United States — 0.5%
iShares MSCI Canada Index Fund	16,550	425,169
iShares MSCI EAFE Index Fund	74,900	4,428,837

		4,854,006

TOTAL MUTUAL FUNDS (Cost $5,023,915)		4,983,723

	Number of Shares	Value

RIGHTS — 0.0%
Australia — 0.0%
Cover More Group Ltd. Expires 10/17/16 (a) (c)	839	$161

United Kingdom — 0.0%
Tritax Big Box REIT PLC (a) (c)	5,424	485

TOTAL RIGHTS (Cost $0)		646

TOTAL LONG-TERM INVESTMENTS (Cost $936,093,765)		944,519,094

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$23,383,767	23,383,767

TOTAL SHORT-TERM INVESTMENTS (Cost $23,383,767)		23,383,767

TOTAL INVESTMENTS — 102.2% (Cost $959,477,532) (e)		967,902,861

Other Assets/(Liabilities) — (2.2)%		(20,817,623)

NET ASSETS — 100.0%		$947,085,238

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $1,894,531 or 0.20% of net assets.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $60,702 or 0.01% of net assets.
(d)	Maturity value of $23,383,786. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 3.125%, maturity dates ranging from 11/30/19 – 5/15/21, and an aggregate market value, including accrued interest, of $23,867,521.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

78

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2016

	MM Select Bond and Income Asset Fund	MM Select Equity Asset Fund
Assets:
Investments, at value (Note 2) (a)	$250,527,893	$944,519,094
Repurchase agreement, at value (b)	1,604,044	23,383,767

Total investments	252,131,937	967,902,861

Cash	-	962
Foreign currency, at value (c)	7,553	1,092,296
Receivables from:
Investments sold	5,758,814	483,882
Investment adviser (Note 3)	59,651	81,669
Interest and dividends	1,036,853	1,065,211
Foreign taxes withheld	-	39,348

Total assets	258,994,808	970,666,229

Liabilities:
Payables for:
Investments purchased	6,432,211	23,486,840
Trustees’ fees and expenses (Note 3)	508	1,804
Affiliates (Note 3):
Investment advisory fees	11,179	33,417
Administration fees	3,875	6,725
Accrued expense and other liabilities	40,013	52,205

Total liabilities	6,487,786	23,580,991

Net assets	$252,507,022	$947,085,238

Net assets consist of:
Paid-in capital	$251,167,500	$937,591,399
Undistributed (accumulated) net investment income (loss)	86,670	1,016,782
Accumulated net realized gain (loss) on investments and foreign currency transactions	(41,793)	56,922
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,294,645	8,420,135

Net assets	$252,507,022	$947,085,238

(a) Cost of investments:	$249,233,486	$936,093,765
(b) Cost of repurchase agreements:	$1,604,044	$23,383,767
(c) Cost of foreign currency:	$7,607	$1,093,283

The accompanying notes are an integral part of the financial statements.

79

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MM Select Bond and Income Asset Fund	MM Select Equity Asset Fund
Class I shares:
Net assets	$252,507,022	$947,085,238

Shares outstanding (a)	25,116,820	93,136,001

Net asset value, offering price and redemption price per share	$10.05	$10.17

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

80

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2016

	MM Select Bond and Income Asset Fund+	MM Select Equity Asset Fund+
Investment income (Note 2):
Dividends (a)	$-	$1,067,839
Interest	49,134	161

Total investment income	49,134	1,068,000

Expenses (Note 3):
Investment advisory fees	11,180	33,417
Custody fees	6,875	15,975
Audit fees	37,334	35,704
Legal fees	4,649	18,598
Accounting & Administration fees	3,875	6,725
Shareholder reporting fees	11,129	15,609
Trustees’ fees	507	1,804
Transfer agent fees	250	250

Total expenses	75,799	128,082
Expenses waived:
Class I fees reimbursed by adviser	(59,651)	(81,669)

Net expenses	16,148	46,413

Net investment income (loss)	32,986	1,021,587

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	12,629	56,922
Foreign currency transactions	(738)	(4,805)

Net realized gain (loss)	11,891	52,117

Net change in unrealized appreciation (depreciation) on:
Investment transactions	1,294,407	8,425,329
Translation of assets and liabilities in foreign currencies	238	(5,194)

Net change in unrealized appreciation (depreciation)	1,294,645	8,420,135

Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,306,536	8,472,252

Net increase (decrease) in net assets resulting from operations	$1,339,522	$9,493,839

(a) Net of foreign withholding tax of:	$-	$77,461
+	Fund commenced operations on September 15, 2016.

The accompanying notes are an integral part of the financial statements.

81

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM Select Bond and Income Asset Fund	MM Select Equity Asset Fund
	Period Ended September 30, 2016+	Period Ended September 30, 2016+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$32,986	$1,021,587
Net realized gain (loss) on investment transactions	11,891	52,117
Net change in unrealized appreciation (depreciation) on investments	1,294,645	8,420,135

Net increase (decrease) in net assets resulting from operations	1,339,522	9,493,839

Net fund share transactions (Note 5):
Class I	251,167,500	937,591,399

Increase (decrease) in net assets from fund share transactions	251,167,500	937,591,399

Total increase (decrease) in net assets	252,507,022	947,085,238
Net assets
End of year	$252,507,022	$947,085,238

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$86,670	$1,016,782

+	Fund commenced operations on September 15, 2016.

The accompanying notes are an integral part of the financial statements.

82

MM Select Bond and Income Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16[g]	$10.00	$0.00	[d]	$0.05	$0.05	$-	$-	$-	$10.05	0.50%	[b]	$252,507	1.22%	[a]	0.26%	[a]	0.53%	[a]

Period Ended September 30, 2016[b]
Portfolio turnover rate	2%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

83

MM Select Equity Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16[g]	$10.00	$0.01	$0.16	$0.17	$-	$-	$-	$10.17	1.70%	[b]	$947,085	0.69%	[a]	0.25%	[a]	5.50%	[a]

Period Ended September 30, 2016[b]
Portfolio turnover rate	0%[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

84

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are two series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Select Bond and Income Asset Fund (“Bond and Income Asset Fund”)

MM Select Equity Asset Fund (“Equity Asset Fund”)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for

85

Notes to Financial Statements (Continued)

example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

86

Notes to Financial Statements (Continued)

foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Bond and Income Asset Fund characterized all investments at Level 2, as of September 30, 2016. The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2016, for the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Equity Asset Fund
Asset Investments
Common Stock*
Australia	$29,103	$25,455,585	$-	$25,484,688
Austria	-	1,035,357	-	1,035,357
Belgium	-	4,499,522	-	4,499,522
Bermuda	4,951,516	1,976,949	-	6,928,465
Canada	30,781,243	13,590	-	30,794,833
Cayman Islands	672,539	3,023,731	-	3,696,270
Denmark	-	4,980,799	-	4,980,799
Finland	-	3,187,322	-	3,187,322
France	-	27,814,340	-	27,814,340
Germany	-	25,886,047	-	25,886,047
Hong Kong	-	11,298,584	-	11,298,584
Ireland	9,563,812	2,344,381	-	11,908,193
Israel	1,314,705	944,744	-	2,259,449
Italy	-	5,292,724	-	5,292,724
Japan	-	79,745,265	-	79,745,265
Liberia	446,027	-	-	446,027
Luxembourg	159,879	1,122,458	-	1,282,337

87

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Equity Asset Fund (Continued)
Asset Investments (Continued)
Malta	$-	$33,650	$-	$33,650
Mauritius	-	30,073	-	30,073
Netherlands	4,159,890	9,832,096	-	13,991,986
New Zealand	-	924,752	-	924,752
Norway	-	2,083,755	-	2,083,755
Panama	515,517	3,467	-	518,984
Papua New Guinea	-	146,749	-	146,749
Portugal	-	468,963	-	468,963
Puerto Rico	271,471	-	-	271,471
Singapore	1,056,362	5,772,883	-	6,829,245
Spain	-	8,998,211	-	8,998,211
Sweden	-	9,654,512	-	9,654,512
Switzerland	1,374,712	25,023,508	-	26,398,220
United Kingdom	3,211,919	56,214,558	-	59,426,477
United States	561,740,898	4,414	-	561,745,312
Preferred Stock*
Germany	-	1,458,786	-	1,458,786
Italy	-	13,357	-	13,357
Mutual Funds	4,854,006	129,717	-	4,983,723
Rights	-	-	646	646
Short-Term Investments	-	23,383,767	-	23,383,767

Total Investments	$625,103,599	$342,798,616	$646	$967,902,861

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended September 30, 2016. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/15	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 9/30/16	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/16
Equity Asset Fund
Rights	$-	$-	$-	$646	$-	**	$-	$-	$-	$646	$646

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents a security at $0 value at the time of purchase.

Rights and Warrants

A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be

88

Notes to Financial Statements (Continued)

profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from

89

Notes to Financial Statements (Continued)

litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Foreign Securities

The Equity Asset Fund invests a significant amount of its assets in foreign securities. The Bond and Income Asset Fund may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

90

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Bond and Income Asset Fund	0.18%	Northern Trust Investments, Inc
Equity Asset Fund	0.18%	Northern Trust Investments, Inc

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the Funds, as follows:

Class I
Bond and Income Asset Fund*	0.26%
Equity Asset Fund*	0.25%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2018.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2016:

Total % Ownership by Related Party
Bond and Income Asset Fund	100%
Equity Asset Fund	100%

91

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended September 30, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Bond and Income Asset Fund	$-	$248,671,780	$-	$5,742,679
Equity Asset Fund	-	936,977,368	-	778,477

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Period Ended September 30, 2016

	Shares	Amount

Bond and Income Asset Fund Class I*
Sold	25,126,820	$251,268,200
Issued as reinvestment of dividends	-	-
Redeemed	(10,000)	(100,700)

Net increase (decrease)	25,116,820	$251,167,500

Equity Asset Fund Class I*
Sold	93,146,001	$937,692,499
Issued as reinvestment of dividends	-	-
Redeemed	(10,000)	(101,100)

Net increase (decrease)	93,136,001	$937,591,399

*	Fund commenced operations on September 15, 2016.

6.	Federal Income Tax Information

At September 30, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bond and Income Asset Fund	$250,891,366	$1,249,140	$(8,569)	$1,240,571
Equity Asset Fund	959,808,705	14,633,834	(6,539,678)	8,094,156

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

92

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2016, temporary book and tax accounting differences were primarily attributable to premium amortization accruals, passive foreign investment companies, and deferred Trustee compensation.

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Bond and Income Asset Fund	$98,827	$-	$(254)	$1,240,949
Equity Asset Fund	1,355,989	52,035	(902)	8,086,717

During the period ended September 30, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Bond and Income Asset Fund	$-	$(53,684)	$53,684
Equity Asset Fund	-	4,805	(4,805)

The Funds did not have any unrecognized tax benefits at September 30, 2016, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund(s) recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended September 30, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of the MM Select Bond and Income Asset Fund and the MM Select Equity Asset Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from the commencement of operations, September 15, 2016, through September 30, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the period from the commencement of operations, September 15, 2016, through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2016

94

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC.	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2003	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

95

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

96

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 61	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), MassMutual International LLC.	94	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (2013-2016), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016) and portfolio manager (since 2014), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	94

Brian K. Haendiges Age: 56	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).	94

Renee Hitchcock Age: 45	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007–2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007–2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007–2016), MML Series Investment Fund II (open-end investment company).	94

Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

97

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				94

Eric H. Wietsma Age: 50	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	94

Tina Wilson Age: 45	Vice President	Since 2016	Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as an employee of MassMutual.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

98

Federal Tax Information (Unaudited)

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended September 30, 2016:

Qualified Dividend Income
MM Select Equity Asset Fund	$867,597

99

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2016, the Trustees, including the Independent Trustees, approved the advisory agreements (“New Fund Advisory Agreements”) for the Bond and Income Asset Fund and Equity Asset Fund (together, the “New Funds”), and the subadvisory agreements (“New Fund Subadvisory Agreements,” and together with the New Fund Advisory Agreements, the “New Fund Agreements”) for each of the New Funds with Northern Trust Investments, Inc. (“NTI”), subject to approval by the shareholders of the New Funds of the New Fund Agreements. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Fund Agreements (the “August Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the New Fund Advisory Agreements, the Independent Trustees considered the August Materials and information discussed with representatives of MML Advisers at the meeting relating to MML Advisers and the nature, scope, and quality of services MML Advisers would provide to the New Funds. In approving the New Fund Advisory Agreements, the Independent Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the New Funds, including (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the ability of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the New Funds; (iii) MML Advisers’ ability to provide investment oversight, administrative, and shareholder services to the New Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the New Funds and the needs of the New Funds for administrative and shareholder services.

The Independent Trustees also reviewed and considered information included in the August Materials or discussed at the meeting concerning the possible economies of scale and potential profitability of MML Advisers’ advisory relationship with the New Funds. The discussions and consideration included the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the New Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the New Funds, and benefits accruing to the subadvisers due to so-called “soft-dollar arrangements.”

In approving the New Fund Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) NTI and its personnel with responsibilities for providing services to the New Funds; (ii) the terms of the New Fund Subadvisory Agreements; (iii) the scope and quality of services that NTI will provide under each New Fund Subadvisory Agreement; (iv) the historical investment performance track records of NTI; and (v) the fees payable to NTI by MML Advisers for each New Fund, as applicable, and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Fund Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice

100

Other Information (Unaudited) (Continued)

given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Fund Agreements, including the anticipated level of MML Advisers’ oversight of the New Funds and the subadvisory process; (ii) MML Advisers’ projected levels of profitability from its relationship to the New Funds was not excessive and the advisory and subadvisory fee amounts under the New Fund Advisory Agreements and New Fund Subadvisory Agreements, respectively, and the New Funds’ total expenses were fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of NTI appeared well suited to the New Funds, as applicable, given their investment objectives and policies; and (iv) the terms of the New Fund Agreements were fair and reasonable with respect to each New Fund and were in the best interest of each such Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve each New Fund Agreement.

Each of the New Fund Agreements became effective on September 8, 2016.

101

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2016:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Bond and Income Asset Fund
Class I	$1,000	0.26%	$1,005.00	$0.11	$1,023.70	$1.32
Equity Asset Fund
Class I	1,000	0.25%	1,017.00	0.11	1,023.80	1.26

*	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on September 15, 2016, through September 30, 2016, multiplied by 16 days in the inception period and divided by 366 days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended September 30, 2016, multiplied by 183 days in the six month period and divided by 366 days in the year.

102

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2016 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-40982-00

Item 2. Code of Ethics.

As of September 30, 2016, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2016, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015 were $1,101,835 and $1,124,519, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015 were $183,346 and $97,146, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal year ended September 30, 2016 and the 9-month period ended September 30, 2015 were $3,764,600 and $627,191, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/22/2016

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date 11/22/2016